UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number File No. 811-9301

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
(Exact name of registrant as specified in charter)

730 Third Avenue, New York, New York 10017
(Address of principal executive offices) (Zip code)

     Lisa Snow, Esq.
c/o TIAA-CREF
730 Third Avenue,
New York, New York 10017-3206
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-490-9000

Date of fiscal year end: September 30

Date of reporting period: April 1, 2005 - September 30, 2005

Item 1. Reports to Stockholders.

PERFORMANCE OVERVIEW AS OF SEPTEMBER 30, 2005

		Average annual compound rates of total return

Institutional Class	Inception date	1 year	5 years	Since Inception

EQUITIES
Growth Equity Fund	7/1/1999	12.09%	–9.76%	–5.11%
Growth & Income Fund	7/1/1999	13.70	–2.56	–0.78
International Equity Fund	7/1/1999	26.45	2.51	6.06
Large-Cap Value Fund	10/1/2002	16.73	—	21.80
Mid-Cap Growth Fund	10/1/2002	24.12	—	25.93
Mid-Cap Value Fund	10/1/2002	27.63	—	28.80
Small-Cap Equity Fund	10/1/2002	16.69	—	24.60
Large-Cap Growth Index Fund	10/1/2002	11.41	—	14.53
Large-Cap Value Index Fund	10/1/2002	16.50	—	20.26
Equity Index Fund	7/1/1999	14.40	–0.78	0.86
S&P 500 Index Fund	10/1/2002	12.20	—	16.55
Mid-Cap Growth Index Fund	10/1/2002	23.36	—	24.72
Mid-Cap Value Index Fund	10/1/2002	26.14	—	26.54
Mid-Cap Blend Index Fund	10/1/2002	25.01	—	25.78
Small-Cap Growth Index Fund	10/1/2002	17.73	—	23.05
Small-Cap Value Index Fund	10/1/2002	17.62	—	24.76
Small-Cap Blend Index Fund	10/1/2002	17.74	—	23.90
International Equity Index Fund	10/1/2002	25.63	—	24.48
Real Estate Securities Fund	10/1/2002	22.87	—	26.63
Social Choice Equity Fund	7/1/1999	15.03	–0.25	0.82

FIXED INCOME
Bond Fund	7/1/1999	2.86	6.71	6.60
Inflation-Linked Bond Fund	10/1/2002	5.19	—	6.45

Money Market Fund	7/1/1999	2.68	2.41	3.11

NET ANNUALIZED YIELD		NET ANNUALIZED YIELD
(30-day period ended 9/30/2005)		(7-day period ended 9/27/2005)

	Effective		Current	Effective
Bond Fund	4.49%	Money Market Fund*	3.65%	3.71%

*

Investments in the TIAA-CREF Institutional Money Market Fund are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The current yield more closely reflects current earnings than does the total return. We will attempt to maintain a stable net asset value of $1.00 per share for this fund, but it is possible to lose money by investing in the fund.

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

Understanding this report

This report contains information about the Institutional Class of TIAA-CREF Institutional Mutual Funds and analyzes the funds’ results for the twelve-month period ended September 30, 2005. It includes four main sections:

•	The performance overview on the facing page shows the funds’ returns during a variety of time periods.

•	The letter from TIAA-CREF’s chief investment officer discusses the importance of foreign investments in a diversified portfolio.

•	The fund performance section compares each fund’s returns with those of its benchmark and peer group. This section also provides information about risks and expenses.

•	The financial statements contain detailed information about the operations and financial condition of each fund.

As always, you should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. Please visit our website at www.tiaa-cref.org, or call 877 518-9161 for a prospectus that contains this and other important information. We urge you to read it carefully before investing.

Report to investors

The following report contains the performance and financial statements for the Institutional Class of the TIAA-CREF Institutional Mutual Funds for the twelve-month period ended September 30, 2005. The financial statements include information about other share classes, which are not the subject of this report.

During the twelve months ended September 30, 2005, foreign stocks outperformed U.S. stocks for the third consecutive year. The Morgan Stanley EAFE® Index, which measures stocks in 21 foreign markets, gained 25.79%, versus 14.57% for the Russell 3000® Index.

          As a result of this sustained superior performance by foreign equities, investors have been shifting assets from domestic stock funds to foreign ones. During the third quarter of 2005, according to AMG Data, Inc., $22.4 billion of the $27.6 billion in net cash inflows reported by equity funds went into non-domestic funds.

          We believe that looking only in the “rearview mirror” is a dangerous guide for an investor. It’s worth noting that, over the ten years ended September 30, the EAFE’s 5.83% annual return has substantially lagged the 9.54% return of the Russell 3000.

          Investors might well wonder which time frame is more significant—the past year or the last decade. However, in this case the fog of performance may be obscuring an important fact about the investment landscape. International diversification can benefit investors even during periods when foreign returns are lagging those at home. By broadening a portfolio’s diversification, foreign investments can reduce volatility so that investors get a smoother ride.

          To appreciate how exposure to foreign stocks can benefit a portfolio, consider world stock market returns over the 25-year period from July 1980 through June 2005. Even though foreign stock returns, on an average annualized basis, trailed domestic returns by two percentage points over this period, a portfolio composed of 75% domestic stocks and 25% foreign stocks would have provided nearly the same level of returns as a domestic-only portfolio, while significantly reducing overall portfolio risk.

          In exchange for a modest 0.26% reduction in returns per year, a 25% allocation to foreign stocks would have lowered the portfolio’s standard deviation (a measure of the degree to which returns in any year have differed from the mean rate of return) from 17.39% to 16.15%—a reduction of 1.24 percentage points. Such a decrease in volatility can potentially make it easier for an investor to withstand periods of lower returns in order to enjoy the higher returns that may follow.

          Past returns do not guarantee future results, and next year’s market patterns could be quite different. Nevertheless, investing in foreign stocks as part of a disciplined investment program can limit the likelihood that a portfolio’s performance will be

2	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Institutional Class

Scott C. Evans
Executive Vice President and
Chief Investment Officer

unduly influenced by any single set of economic factors or market events.

          As of September 30, 2005, foreign stocks made up more than 48% of the market capitalization of the Morgan Stanley World IndexSM, which measures the world’s 23 leading stock markets. Investors who confine themselves to domestic stocks are concentrating their holdings within roughly one-half of the world’s equity market. Such a concentration deprives an investor of the potential benefits and opportunities that only a truly well-diversified portfolio can provide.

          During the twelve-month period covered by this report, all 20 of the equity funds offered by TIAA-CREF Institutional Mutual Funds posted double-digit returns. Their advances ranged from the 11.41% return of the Large-Cap Growth Index Fund to the 27.63% return of the Mid-Cap Value Fund.

          TIAA-CREF Institutional Mutual Funds provide equity investors with a choice of active, indexed and socially screened investment strategies.

          Six of our equity funds seek to outperform their benchmarks within carefully managed levels of risk by combining research-based stock selection techniques with quantitative risk management methods. Each of the funds employing this integrated approach outperformed its benchmark index during the period.

          Eleven of the equity funds use index strategies that seek to match the performance of their respective benchmarks as closely as possible while keeping costs low. All eleven of these funds closely tracked their benchmarks’ returns during the period, minus the effects of expenses.

          The Small-Cap Equity Fund and the Real Estate Securities Fund both lagged their benchmarks, while the Social Choice Equity Fund outpaced the Russell 3000 Index during the period.

          Our two fixed-income funds posted positive returns but suffered from the recent decline in U.S. bond prices, which kept returns in the bond market below historical norms. The Money Market Fund outpaced the overall money market and benefited from rising short-term interest rates.

Scott C. Evans
Executive Vice President and
Chief Investment Officer

2005 Annual Report	3
Institutional Class • TIAA-CREF Institutional Mutual Funds

More information for investors

Portfolio listings

SEC rules intended to provide investors with more meaningful information about fund performance allow investment companies to list the top holdings of each fund in their annual and semiannual reports instead of providing complete portfolio listings as they did previously. Companies will continue to file complete listings with the SEC, and these will remain available to investors.

          You can obtain a complete list of the TIAA-CREF Institutional Mutual Funds’ holdings (called “TIAA-CREF Institutional Mutual Funds Statements of Investments”) as of the most recently completed fiscal quarter (currently for the period ended September 30, 2005) in the following ways:

•	by visiting the TIAA-CREF website at www.tiaa-cref.org; or

•	by calling TIAA-CREF at 800 842-2776 to request a copy, which will be provided free of charge.

For the period ended September 30, 2005, and for other reporting periods, you can also obtain a complete listing of TIAA-CREF Institutional Mutual Funds’ holdings on Form N-CSR (for periods ended either March 31 or September 30) or on Form N-Q (for the most recently completed fiscal quarter, either June 30 or December 31):

•	through the Electronic Data Gathering and Retrieval System (EDGAR) on the SEC’s website at www.sec.gov; or

•	at the SEC’s Public Reference Room. (Call 800 SEC-0330 for more information.)

Proxy voting

TIAA-CREF Institutional Mutual Funds’ ownership of stock gives it the right to vote on proxy issues of companies in which it invests. A description of our proxy voting policies and procedures can be found at our website at www.tiaa-cref.org or on the SEC website at www.sec.gov. You may also call us at 800 842-2776 to request a free copy. A report of how the funds voted during the most recently completed twelve-month period ended June 30 can be found at our website or at www.sec.gov.

Contacting TIAA-CREF

There are three easy ways to contact us: by email, using the Contact/Help link at the top of our homepage; by mail at TIAA-CREF, 730 Third Avenue, New York, NY 10017-3206; or by phone at 800 842-2776.

Fund management

TIAA-CREF Institutional Mutual Funds are managed by the portfolio management teams of Teachers Advisors, Inc. The members of these teams are responsible for the day-to-day management of the funds.

4	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Institutional Class

Special terms

Agency securities are bonds issued by U.S. government entities such as the Federal National Mortgage Association (Fannie Mae).

Asset-backed securities are bonds backed by loans or by the outstanding amounts owed to a bank, credit card company or other lender.

Benchmarks (benchmark indexes) are groups of securities, such as the Russell 3000® Index or S&P 500® Index, whose performance can be compared with the performance of an investment.*

Commercial paper refers to short-term debt obligations issued to investors by banks, corporations and other borrowers. Maturities range from 1 to 270 days.

Expense ratio is the amount that investors pay for the management of a mutual fund. The amount is expressed as a percentage of the fund’s average net assets. Expense ratios do not include front-end or back-end sales charges, if any, or trading costs. See “Total return.”

Inception date is the first date on which investors can invest in a fund. The fund begins to record investment performance on that date.

Market capitalization is the total value of a company’s outstanding stock. It is calculated by multiplying the total number of a company’s outstanding shares by the current market price per share.

Mortgage-backed securities are bonds that represent an interest in a pool of mortgages usually issued by the Government National Mortgage Association (Ginnie Mae), Fannie Mae or other federal entities.

Overweight holding is a security held by a fund. In terms of market capitalization, it forms a larger percentage of the fund than that same security’s percentage of the benchmark. Fund managers may overweight those securities they think will produce higher returns than the benchmark. See also “Underweight holding.”

Peer groups are groupings of mutual funds with a similar objective whose performance is compared with the performance of a single mutual fund.

Relative performance is the return of a mutual fund in relation to the return of its benchmark index.

Securities is a general name for stocks (also known as “equities”), bonds (also known as “fixed-income” investments) or other investments.

Total return is the amount an investment provides to investors after expenses are deducted. Total return is expressed as a percentage. It includes any interest or dividends, as well as any change in the market value of the fund’s holdings.

Underweight holding is a security held by a fund. In terms of market capitalization, it forms a smaller percentage of the fund than that same security’s percentage of the benchmark. Fund managers may underweight those securities they think will produce lower returns than the benchmark. See also “Overweight holding.”

*

Russell 3000 is a trademark and service mark of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company. S&P 500 is a registered trademark and a service mark of the McGraw-Hill Companies, Inc.

2005 Annual Report	5
Institutional Class • TIAA-CREF Institutional Mutual Funds

Understanding investment risk

All investing involves an element of risk. For example, investors in U.S. Treasury bonds, which are generally considered among the safest of investments, face the risk that inflation will erode their principal and interest over time.

          In general, funds that invest in stocks are subject to market risk and company risk. Bond funds are subject to market risk, company risk, interest-rate risk, credit risk, prepayment risk, extension risk and income volatility risk. A fund that operates in a limited area of either the stock or bond markets is subject to additional, special risks. For a full explanation of the funds’ risks, please see the prospectus.

          The glossary below describes the general risks outlined above, as well as the special risks described in the discussions of each fund.

Company risk is the risk that the earnings prospects and overall financial position of the issuer of a security will deteriorate, causing a decline in the security’s value over short or extended periods of time.

Credit risk (a type of company risk) is the risk that a decline in a company’s overall financial soundness may make it unable to pay principal and interest on bonds when due.

Dividend risk is the risk associated with investments in stocks paying relatively high dividends. These stocks may significantly underperform other stocks during periods of rapid market appreciation.

Extension risk is the risk of decline in value for certain fixed-income securities because principal payments are not made as early as possible.

Foreign investment risks are the risks of investing in securities of foreign issuers, in securities or contracts traded on foreign exchanges or in foreign markets, or in securities or contracts payable in foreign currency. Foreign investing involves special risks, including erratic market conditions, economic and political instability, and fluctuations in currency exchange rates. These investment risks may be magnified in emerging markets.

Growth investing risks include the risk that, due to their relatively high valuations, growth stocks will be more volatile than value stocks. In addition, because the value of growth companies is generally a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained.

Income volatility risk is the risk that the level of current income from a portfolio of fixed-income securities may decline in certain interest-rate environments.

Index risk is the risk that a fund’s performance will not match the performance of its benchmark index for any period of time. Although the fund attempts to closely track the investment performance of the index, it may not duplicate the composition of this index. In addition, the fund’s performance, unlike that of its index, is affected by investment and other operating expenses.

Interest-rate risk (a type of market risk) is the risk that bond prices or a fund’s income may decline if interest rates change.

Large-cap risk is the risk that, by focusing on investments in securities of larger companies, a fund may have fewer opportunities to identify securities that the market misprices. In addition, larger companies may grow more slowly than the economy as a whole or not at all.

6	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Institutional Class

Market risk is the risk that the price of securities may decline in response to general market and economic conditions or events.

Mid-cap risk is the risk that the securities of medium-sized companies will be more volatile than those of larger companies. In addition, the securities of medium-sized companies may be harder to buy or sell than those of larger, more established companies.

Prepayment risk is the risk of a decline for certain fixed-income securities that allow for the prepayment of principal, and the risk that a fund’s income will decline as a result.

Real estate investing risks are the risks associated with real estate ownership, including fluctuations in property values, higher expenses or lower income than expected, and potential environmental problems and liability.

Real estate securities risk is the risk that a fund that concentrates its investments in real estate securities and holds securities of relatively few issuers may experience greater fluctuations in value and be subject to a greater risk of loss than other mutual funds.

Reorganization risk is the risk that stocks of companies involved in reorganizations and other special situations can often involve more risk than ordinary securities. Accordingly, the performance of a fund that invests in such companies is often more volatile than the performance of the overall stock market, and the fund could significantly outperform or underperform the stock market during any particular period.

Risk of socially screened investing is the possibility that, because its social screens exclude some investments, a fund may not be able to take advantage of the same opportunities or market trends as funds that do not use such criteria.

Risks of inflation-indexed bonds include the risk that market values of inflation-indexed bonds can be affected by changes in investors’ inflation expectations or changes in “real” rates of interest (i.e., a security’s return above the inflation rate). Also, the inflation index that a bond is intended to track may not accurately reflect the true rate of inflation. If the market perceives that an index does not accurately reflect inflation, the market value of inflation-indexed bonds could be adversely affected. In addition, an investment in a fund that invests in inflation-indexed bonds is subject to certain special tax considerations.

Small-cap risk is the risk that the securities of smaller companies may experience steeper fluctuations in price than those of larger companies. These securities may also have to be sold at a discount from their current market prices or in small lots over an extended period.

Style risk is the risk that a fund’s growth-investing or value-investing style may be out of favor in the marketplace for various periods of time.

Value investing risks are the risks that (1) the issuer’s potential business prospects may not be realized; (2) the securities’ potential values may never be recognized by the market; and (3) due to unanticipated problems associated with the issuer or industry, the securities were appropriately priced (or overpriced) when acquired.

2005 Annual Report	7
Institutional Class • TIAA-CREF Institutional Mutual Funds

Important information about expenses
DISCLOSURE

Shareholders in the TIAA-CREF Institutional Mutual Funds incur only one of two potential types of costs.

•	Shareholders incur no transaction costs, including sales charges (loads) on purchases, on reinvested dividends or on other distributions. There are also no redemption fees or exchange fees.

•	However, they do incur ongoing costs, including management fees and other fund expenses.

The examples that appear on the performance pages are intended to help you understand your ongoing costs (in dollars) of investing in each fund. The examples are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2005, and held for six months until September 30, 2005.

Actual expenses

The first line in each table uses the fund’s actual expenses and its actual rate of return. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the six-month period.

          Simply divide your fund value by $1,000 (for example, an $8,600 fund value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses paid” to estimate the expenses you paid during the six-month period.

Hypothetical example for comparison purposes

The second line in the table shows hypothetical fund values and hypothetical expenses based on the fund’s actual expense ratio for the six-month period and an assumed annual rate of return of 5% before expenses—which is not the fund’s actual return.

          Do not use the hypothetical fund values and hypothetical expenses to estimate the actual expenses you paid for the period. Instead, you can use this information to compare the ongoing costs of investing in an individual fund with the ongoing costs of other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

8	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Institutional Class

Growth Equity Fund	Large-cap growth stocks

DISCUSSION

Performance in the twelve months ended September 30, 2005

The Growth Equity Fund returned 12.09% for the Institutional Class, outpacing the 11.60% return of the fund’s benchmark, the Russell 1000® Growth Index, but trailing the 13.39% average return of similar funds, as measured by the Morningstar Large Growth category.

Growth continues to trail value

Investors maintained their preference for value stocks in the twelve months ended September 30, 2005. The large-cap growth stocks in which the fund invests lagged the 16.69% rise of large-cap value stocks as measured by the Russell 1000 Value Index. For the ten-year period ended September 30, large-cap value stocks have returned an annual average of 11.52% versus 6.89% for large-cap growth stocks.

          Within the growth category, large caps also failed to keep pace with the 23.47% return of the Russell Mid-cap® Growth Index and the 17.97% gain of the Russell 2000® Growth Index, which measures small-cap growth stocks.

          A global stock market rally in the fourth quarter of 2004 fueled a 9.17% advance for large-cap growth stocks, but the benchmark index gave back 4.09% during the first quarter of 2005. Growth stocks rallied again in the second and third quarters of 2005, gaining 6.57%.

          For the twelve-month period, the two largest sectors in the Russell 1000 Growth Index, health care and technology, contributed heavily to returns, with advances of 13.5% and 14.2%, respectively. “Other energy” jumped 66.8%, but it constituted less than 2% of the benchmark in terms of market capitalization.

Stock selections boost returns

The fund topped the Russell 1000 Growth Index on the strength of numerous successful stock selections. The largest positive contributions to relative performance came from overweight positions in stocks such as Google, Monsanto, Gillette and online prescription provider Express Scripts.

          These gains more than offset lower relative returns from underweight positions in stocks that performed better than expected, including UnitedHealth Group and Texas Instruments. Overweights in stocks such as orthopedic implant maker Zimmer Holdings and pharmaceutical company Biogen also reduced results slightly. However, positive results more than offset the detractors, allowing the fund to beat its benchmark.

          On September 30, 2005, foreign securities made up 3.87% of the fund’s total invested assets.

2005 Annual Report	9
Institutional Class • TIAA-CREF Institutional Mutual Funds

Growth Equity Fund	Large-cap growth stocks

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including growth investing risks, large-cap risk, style risk, foreign investment risks and reorganization risk. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Russell 1000® Growth Index is a subset of the Russell 1000 Index, which measures the performance of the 1,000 largest companies in the Russell 3000® Index, based on market capitalization. The Russell 1000 Growth Index measures the performance of those stocks of the Russell 1000 with higher price-to-book ratios and higher relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of September 30, 2005	Ticker symbol: TIEQX

	Average annual compound rates of total return*			Cumulative rates of total return*

	1 year	5 years	since inception[1]	5 years	since inception[1]

Growth Equity Fund Institutional Class	12.09%	–9.76%	–5.11%	–40.17%	–28.00%

Benchmark:
Russell 1000 Growth Index[2]	11.60	–8.64	–4.36	–36.36	–24.33

Peer group:
Morningstar Large Growth	13.39	–7.28	–2.52	–29.29	–12.32

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit
www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: July 1, 1999

[2]	Russell 1000 and Russell 3000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

10	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception July 1, 1999)

An investment of $10,000 in this fund on July 1, 1999, would be worth $7,200 as of September 30, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns†

Institutional Class

Best quarter: 22.43%, for the quarter ended December 31, 1999
Worst quarter: –22.50%, for the quarter ended March 31, 2001

†	Does not include returns from July 1, 1999 through September 30, 1999

2005 Annual Report	11
Institutional Class • TIAA-CREF Institutional Mutual Funds

Growth Equity Fund	Large-cap growth stocks

PERFORMANCE

Fund expenses—six months ended September 30, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds. The examples assume $1,000 was invested on April 1, 2005, and held for six months until September 30, 2005. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Growth Equity Fund (Institutional Class)—expense example

	Starting fund value (4/1/05)	Ending fund value (9/30/05)		Expenses paid† (4/1/05–9/30/05)

Actual return	$1,000.00	$1,079.47		$0.73
5% annual hypothetical return	1,000.00	1,024.36	‡	0.71

†

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.14%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization as of 9/30/2005	Percent of portfolio

Large: over $5 billion	97.78
Middle: $1 billion–$5 billion	2.05
Small: under $1 billion	0.17

Total	100.00

Fund facts

Inception date Institutional Class	7/1/1999
Net assets (9/30/2005)	$115.93 million

12	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Institutional Class

Growth & Income Fund	Dividend-paying stocks

DISCUSSION

Performance in the twelve months ended September 30, 2005

The Growth & Income Fund returned 13.70% for the Institutional Class, topping the 12.25% return of the fund’s benchmark, the S&P 500® Index, and the 13.17% average return of similar funds, as measured by the Morningstar Large Blend category.

Large caps trail the broader market

For the period, the large-cap stocks of the S&P 500 lagged the overall U.S. stock market. The Russell 3000® Index, which includes stocks of all sizes, rose 14.57%, boosted by strength in small- and mid-cap stocks.

          For the twelve-month period, all ten industry sectors of the fund’s benchmark posted positive returns. Energy, which constitutes one-tenth of the benchmark in terms of market capitalization, was the star performer, soaring 48.51%. Utilities also had a banner year, gaining 38.67%, but that sector made up less than 4% of the S&P 500 Index. The weakest return came from materials, which added only 1.91%.

          Most of the market’s gains occurred in the fourth quarter of 2004. During these three months, the S&P 500 jumped 9.23%. The benchmark gave back 2.15% in the first quarter of 2005 but rose 5.02% over the next six months.

Stock selections lift the fund above the benchmark

The fund outpaced the S&P 500 on the strength of individual stock selections. Top contributions came from overweights, relative to the benchmark, in energy company EOG Resources, Coventry Health Care, Qualcomm and online prescription provider Express Scripts. A position in Google, a stock not included in the benchmark, also added value.

          The biggest detractors from relative performance included two pharmaceutical companies, Andrx Corp. and OSI Pharmaceuticals. These non-benchmark stocks did not perform as expected. Overweight positions in several other stocks, including Avon Products and home mortgage provider Fannie Mae, also lowered returns. However, positive contributors more than offset detractors, enabling the fund to beat its benchmark.

          On September 30, 2005, foreign securities made up 6.06% of the fund’s total invested assets.

2005 Annual Report	13
Institutional Class • TIAA-CREF Institutional Mutual Funds

Growth & Income Fund	Dividend-paying stocks

Investment objective

The fund seeks a favorable long-term total return through both capital appreciation and investment income, primarily from income-producing equity securities.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including growth investing risks, large-cap risk, style risk, dividend risk and foreign investment risks. For a further discussion of risk, please see page 6.

The fund’s benchmark

The S&P 500® Index is a market-capitalization-weighted index of the 500 leading companies in major industries of the U.S. economy. You cannot invest directly in this index.

Performance as of September 30, 2005				Ticker symbol: TIGRX

	Average annual compound rates of total return*			Cumulative rates of total return*

	1 year	5 years	since inception[1]	5 years	since inception[1]

Growth & Income Fund
Institutional Class	13.70%	–2.56%	–0.78%	–12.15%	–4.76%

Benchmark:
S&P 500 Index[2]	12.25	–1.49	–0.24	–7.22	–1.46

Peer group:
Morningstar Large Blend	13.17	–1.17	0.32	–4.49	3.64

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit
www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: July 1, 1999

[2]	S&P 500 is a registered trademark and a service mark of the McGraw-Hill Companies, Inc.

14	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception July 1, 1999)

An investment of $10,000 in this fund on July 1, 1999, would be worth $9,524 as of September 30, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns†

Institutional Class

Best quarter: 15.98%, for the quarter ended December 31, 1999
Worst quarter: –16.46%, for the quarter ended September 30, 2002

†	Does not include returns from July 1, 1999 through September 30, 1999

2005 Annual Report	15
Institutional Class • TIAA-CREF Institutional Mutual Funds

Growth & Income Fund	Dividend-paying stocks

PERFORMANCE

Fund expenses—six months ended September 30, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds. The examples assume $1,000 was invested on April 1, 2005, and held for six months until September 30, 2005. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Growth & Income Fund (Institutional Class)—expense example

	Starting fund value (4/1/05)	Ending fund value (9/30/05)		Expenses paid† (4/1/05–9/30/05)

Actual return	$1,000.00	$1,056.68		$0.72
5% annual hypothetical return	1,000.00	1,024.36	‡	0.71

†

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.14%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization as of 9/30/2005	Percent of portfolio

Large: over $5 billion	91.42
Middle: $1 billion–$5 billion	8.44
Small: under $1 billion	0.14

Total	100.00

Fund facts

Inception date
Institutional Class	7/1/1999
Net assets (9/30/2005)	$141.20 million

16	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Institutional Class

International Equity Fund	Foreign stocks

DISCUSSION

Performance in the twelve months ended September 30, 2005

The International Equity Fund returned 26.45% for the Institutional Class, outpacing the 25.79% return of the fund’s benchmark, the Morgan Stanley EAFE® Index, and the 25.15% average return of similar funds, as measured by the Morningstar Foreign Large Blend category.

Foreign stocks continue to soar

Foreign stocks outperformed domestic issues for the third consecutive twelve-month period. The jump in the EAFE index, which tracks stocks in 21 developed nations excluding the United States and Canada, far exceeded the 14.57% return of the Russell 3000® Index, which measures the broad U.S. stock market.

          More than half of the EAFE index’s gain for the period came in the fourth quarter of 2004, when the index rose 15.32%. In the first and second quarters of 2005, foreign stock returns sagged as investors worried about higher oil prices, interest rates and inflation. In dollar terms, the EAFE index lost 0.17% in the first quarter and 1.01% in the second quarter. Upward momentum returned in the third quarter, when the index rose 10.38% in dollar terms, helped by a 19.18% surge in Japanese stocks.

          For U.S. investors, currency factors played a significant role in the returns of foreign stocks. After weakening against the pound, euro and yen in the fourth quarter of 2004, the dollar showed strength for the remainder of the twelve-month period. As a result, the gains the index made in terms of local currencies during the first two quarters of 2005 became modest losses in dollar terms. In the third quarter, the dollar’s strength trimmed the EAFE index’s 11.45% return in local currencies to 10.38% in dollars.

Stock selections succeed

Successful stock selections enabled the fund to beat the benchmark. Finnish energy company Fortum, German defense contractor Rheinmetall and German stock exchange operator Deutsche Börse were among the larger-than-benchmark weightings that added value. The fund also benefited from underweighting stocks such as British wireless provider Vodafone and British bank HSBC Holdings, and from avoiding German electrical engineering firm Siemens.

          Detractors from the fund’s relative performance included overweight holdings in stocks that did not perform as anticipated, such as German pharmaceutical company Altana and three Swiss firms: staffing company Adecco, chemical producer Lonza and semiconductor maker STMicroelectronics.

2005 Annual Report	17
Institutional Class • TIAA-CREF Institutional Mutual Funds

International Equity Fund	Foreign stocks

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including foreign investment risks and small-cap risk. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Morgan Stanley Capital International EAFE® (Europe, Australasia, Far East) Index measures the performance of the leading stocks in 21 developed countries outside North America. You cannot invest directly in this index.

Performance as of September 30, 2005				Ticker symbol: TIIEX

	Average annual compound rates of total return*			Cumulative rates of total return*

	1 year	5 years	since inception[1]	5 years	since inception[1]

International Equity Fund
Institutional Class	26.45%	2.51%	6.06%	13.21%	44.55%

Benchmark:
Morgan Stanley EAFE Index[2]	25.79	3.20	3.77	17.07	26.09

Peer group:
Morningstar Foreign Large Blend	25.15	1.15	2.86	7.08	21.33

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit
www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: July 1, 1999

[2]

From May 31, 2001 through May 31, 2002, MSCI published two versions of this index, a “standard” and a “provisional,” in order to provide a transition to a new way of calculating the index. The fund adopted the “provisional” version on July 1, 2001, and the returns shown above include “provisional” data from July 1, 2001 through May 31, 2002. As of June 1, 2002, the index was once again available in only one version. EAFE is a trademark of Morgan Stanley Capital International, Inc.

18	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception July 1, 1999)

An investment of $10,000 in this fund on July 1, 1999, would have grown to $14,455 as of September 30, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns†

Institutional Class

Best quarter: 37.68%, for the quarter ended December 31, 1999
Worst quarter: –19.39%, for the quarter ended September 30, 2002

†	Does not include returns from July 1, 1999 through September 30, 1999

2005 Annual Report	19
Institutional Class • TIAA-CREF Institutional Mutual Funds

International Equity Fund	Foreign stocks

PERFORMANCE

Fund expenses—six months ended September 30, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds. The examples assume $1,000 was invested on April 1, 2005, and held for six months until September 30, 2005. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	International Equity Fund (Institutional Class)—expense example

	Starting fund value (4/1/05)	Ending fund value (9/30/05)		Expenses paid† (4/1/05–9/30/05)

Actual return	$1,000.00	$1,100.35		$1.05
5% annual hypothetical return	1,000.00	1,024.06	‡	1.01

†

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year.The fund’s annualized six-month expense ratio for that period is 0.20%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Diversification among world markets

Country	Percent of invested assets

Japan	21.8
Germany	15.0
Switzerland	13.5
France	12.3
United Kingdom	9.7
Italy	5.0
Australia	4.5
Spain	3.8
Finland	3.8
11 other nations	9.6
Short-term investments	1.0

Total	100.0

Portfolio breakdown by company size

Capitalization as of 9/30/2005	Percent of portfolio

Large: over $5 billion	80.90
Middle: $1 billion–$5 billion	17.25
Small: under $1 billion	1.85

Total	100.00

Fund facts

Inception date Institutional Class	7/1/1999
Net assets (9/30/2005)	$668.01 million

20	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Institutional Class

Large-Cap Value Fund	Value stocks of larger companies

DISCUSSION

Performance in the twelve months ended September 30, 2005

The Large-Cap Value Fund gained 16.73% for the Institutional Class, topping both the 16.69% return of the fund’s benchmark, the Russell 1000® Value Index, and the 13.67% average return of similar funds, as measured by the Morningstar Large Value category.

Value stocks thump growth stocks again

Value stocks continued to outperform growth issues. During the twelve-month period, the Russell 3000® Value Index climbed 16.78%, while the Russell 3000 Growth Index rose 12.13%. For the previous twelve months, from October 2003 through September 2004, the difference was far greater: value stocks outgained their growth counterparts by 20.89% to 7.82%.

          These indexes are subsets of the Russell 3000 Index, and each covers all cap sizes. For the ten-year period ended September 30, 2005, value posted an average annual return of 11.59% versus only 6.62% for growth.

          Within the value category, however, large-cap stocks did not keep pace during the twelve-month period with the 26.13% increase of mid caps and the 17.75% advance of small caps.

Stock selections enhance performance

During the period, the fund topped the strong gain of the benchmark primarily because of overweight holdings in several stocks that performed exceptionally well. The largest contributors to relative performance came from Altria (the parent company of Philip Morris), Sears, Allegheny Energy and Hewlett-Packard. Returns were also boosted by several stocks not included in the benchmark, including construction materials manufacturer USG and the French industrial giant Alstom.

          The positive effects of these holdings more than offset lower-than-expected returns from other selections such as home mortgage provider Fannie Mae, Fifth Third Bancorp and autoparts maker Delphi. Holdings in Northwest Airlines and semiconductor manufacturer Atmel, two stocks not included in the benchmark, as well as such underweight positions as Valero Energy and Burlington Resources, also reduced returns.

          On September 30, 2005, foreign securities made up 5.79% of the fund’s total invested assets.

2005 Annual Report	21
Institutional Class • TIAA-CREF Institutional Mutual Funds

Large-Cap Value Fund	Value stocks of larger companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including large-cap risk, value investing risks, style risk and foreign investment risks. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Russell 1000® Value Index is a subset of the Russell 1000 Index, which measures the performance of the 1,000 largest companies in the Russell 3000® Index, based on market capitalization. The Russell 1000 Value Index measures the performance of those stocks of the Russell 1000 with lower price-to-book ratios and lower relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of September 30, 2005	Ticker symbol: TRLIX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	since inception[1]

Large-Cap Value Fund Institutional Class	16.73%	21.80%	80.78%

Benchmark:
Russell 1000 Value Index[2]	16.69	20.46	74.89

Peer group:
Morningstar Large Value	13.67	17.74	63.55

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit
www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: October 1, 2002

[2]	Russell 1000 and Russell 3000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

22	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $18,078 as of September 30, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Institutional Class

Best quarter: 18.45%, for the quarter ended June 30, 2003
Worst quarter: –5.51%, for the quarter ended March 31, 2003

2005 Annual Report	23
Institutional Class • TIAA-CREF Institutional Mutual Funds

Large-Cap Value Fund	Value stocks of larger companies

PERFORMANCE

Fund expenses—six months ended September 30, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds. The examples assume $1,000 was invested on April 1, 2005, and held for six months until September 30, 2005. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Large-Cap Value Fund (Institutional Class)—expense example
	Starting fund value	Ending fund value	Expenses paid†
	(4/1/05)	(9/30/05)	(4/1/05–9/30/05)

Actual return	$1,000.00	$1,040.49	$0.71
5% annual hypothetical return	1,000.00	1,024.36 ‡	0.71

†

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.14%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization as of 9/30/2005	Percent of portfolio

Large: over $5 billion	82.28
Middle: $1 billion–$5 billion	15.78
Small: under $1 billion	1.94

Total	100.00

Fund facts

Inception date Institutional Class	10/1/2002
Net assets (9/30/2005)	$216.51 million

24	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Institutional Class

Mid-Cap Growth Fund	Growth stocks of medium-sized companies

DISCUSSION

Performance in the twelve months ended September 30, 2005

The Mid-Cap Growth Fund returned 24.12% for the Institutional Class, topping both the 23.47% return of the fund’s benchmark, the Russell Mid-cap® Growth Index, and the 20.29% average return of similar funds, as measured by the Morningstar Mid-Cap Growth category.

Mid caps stay ahead of the market

For the sixth consecutive twelve-month period, mid-cap stocks solidly outperformed the broad U.S. stock market. The Russell Midcap Index topped the Russell 3000® Index by more than ten percentage points.

          The category continued to benefit from the market’s preference for mid caps over small caps and large caps. The Russell Midcap Index jumped 25.10%, while the small caps of the Russell 2000® Index gained 17.95% and the large caps of the Russell 1000® Index returned 14.26%. Within the mid-cap range, mid-cap growth stocks lagged mid-cap value issues, which returned 26.13% for the period, as measured by the Russell Midcap Value Index.

          The gains of mid-cap growth stocks, like those of the broader market, took place mainly in the fourth quarter of 2004. During those three months, mid-cap growth issues climbed 13.94%. For the twelve-month period, eleven of the twelve sectors of the Russell Midcap Growth Index enjoyed double-digit returns, with the largest contributions coming from the technology and health care sectors.

Stock selections send returns above the benchmark’s

Numerous successful stock selections enabled the fund to outperform its benchmark. These included overweight positions, relative to the benchmark, in energy company EOG Resources, online prescription provider Express Scripts and Consol Energy. These stocks posted exceptionally strong gains—EOG, for example, soared 128.6%. Also boosting returns were stocks not listed in the benchmark, including Monsanto.

          The largest detractor from performance was Great Wolf Resorts, another non-benchmark stock. Overweights in several stocks that did not perform as expected, including telecommunications company Avaya and medical products maker Biomet, also reduced returns slightly. However, contributors more than offset detractors, allowing the fund to beat its benchmark.

          On September 30, 2005, foreign securities made up 0.37% of the fund’s total invested assets.

2005 Annual Report	25
Institutional Class • TIAA-CREF Institutional Mutual Funds

Mid-Cap Growth Fund	Growth stocks of medium-sized companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including mid-cap risk, growth investing risks, style risk and foreign investment risks. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Russell Midcap® Growth Index is a subset of the Russell Midcap Index, which measures the performance of the 800 smallest companies in the Russell 1000® Index, based on market capitalization. The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher price-to-book ratios and higher relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of September 30, 2005	Ticker symbol: TRPWX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	since inception[1]

Mid-Cap Growth Fund Institutional Class	24.12%	25.93%	99.83%

Benchmark:
Russell Midcap Growth Index[2]	23.47	24.90	94.95

Peer group:
Morningstar Mid-Cap Growth	20.29	19.58	71.65

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit
www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: October 1, 2002

[2]	Russell Midcap and Russell 1000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

26	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $19,983 as of September 30, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Institutional Class

Best quarter: 18.40%, for the quarter ended June 30, 2003
Worst quarter: –4.22%, for the quarter ended September 30, 2004

2005 Annual Report	27
Institutional Class • TIAA-CREF Institutional Mutual Funds

Mid-Cap Growth Fund	Growth stocks of medium-sized companies

PERFORMANCE

Fund expenses—six months ended September 30, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds. The examples assume $1,000 was invested on April 1, 2005, and held for six months until September 30, 2005. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Mid-Cap Growth Fund (Institutional Class)—expense example

	Starting fund value	Ending fund value	Expenses paid†
	(4/1/05)	(9/30/05)	(4/1/05–9/30/05)

Actual return	$1,000.00	$1,090.32	$0.78
5% annual hypothetical return	1,000.00	1,024.31 ‡	0.76

†

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.15%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization as of 9/30/2005	Percent of portfolio

Large: over $5 billion	69.65
Middle: $1 billion–$5 billion	27.45
Small: under $1 billion	2.90

Total	100.00

Fund facts

Inception date Institutional Class	10/1/2002
Net assets (9/30/2005)	$20.81 million

28	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Institutional Class

Mid-Cap Value Fund	Value stocks of medium-sized companies

DISCUSSION

Performance in the twelve months ended September 30, 2005

The Mid-Cap Value Fund returned 27.63% for the Institutional Class, outpacing the 26.13% return of the fund’s benchmark, the Russell Mid-cap® Value Index, and the 18.77% average return of similar funds, as measured by the Morningstar Mid-Cap Value category.

Mid-cap value leads the market again

For the fifth consecutive twelve-month period, mid-cap value stocks solidly outperformed the broad U.S. stock market. The gain of the Russell Midcap Value Index topped that of the Russell 3000® Index by more than eleven percentage points.

          The category continued to benefit from the market’s preference for value over growth and for mid caps over other cap sizes. While value’s lead over growth narrowed during the period, mid-cap stocks remained well ahead of small caps and large caps. The Russell Midcap Index jumped 25.10%, while the small caps of the Russell 2000® Index gained 17.95% and the large caps of the Russell 1000® Index returned 14.26%.

          The gains of mid-cap value stocks, like those of the broader market, took place mostly in the fourth quarter of 2004. For those three months, mid-cap value issues advanced 13.46%.

          For the twelve-month period, all twelve sectors of the Russell Midcap Value Index enjoyed double-digit returns, with the largest contributions coming from the financial, utilities and “other energy” sectors.

Stock selections lift returns above the benchmark’s

The fund outperformed its benchmark because of numerous successful stock selections. These included overweight positions in Allegheny Energy, construction materials manufacturer USG, and two HMOs, Pacificare Health Systems and WellPoint. These stocks posted exceptionally strong gains—USG, for example, soared 277%. Also boosting returns were stocks not listed in the benchmark, including Hudson City Bancorp and Oregon Steel Mills.

          An overweight in autoparts maker Lear was the largest detractor from performance. The exclusion of Edison International and Apple Computer also lowered returns slightly. However, contributors more than offset detractors, enabling the fund to beat its benchmark.

          On September 30, 2005, foreign securities made up 5.91% of the fund’s total invested assets.

2005 Annual Report	29
Institutional Class • TIAA-CREF Institutional Mutual Funds

Mid-Cap Value Fund	Value stocks of medium-sized companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including mid-cap risk, value investing risks, style risk and foreign investment risks. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Russell Midcap® Value Index is a subset of the Russell Midcap Index, which measures the performance of the 800 smallest companies in the Russell 1000® Index, based on market capitalization. The Russell Midcap Value Index measures the performance of those stocks of the Russell Midcap Index with lower price-to-book ratios and lower relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of September 30, 2005	Ticker symbol: TIMVX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	since inception[1]

Mid-Cap Value Fund Institutional Class	27.63%	28.80%	113.81%

Benchmark:
Russell Midcap Value Index[2]	26.13	26.65	103.28

Peer group:
Morningstar Mid-Cap Value	18.77	22.14	82.82

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit
www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: October 1, 2002

[2]	Russell Midcap and Russell 1000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

30	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $21,381 as of September 30, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Institutional Class

Best quarter: 18.86%, for the quarter ended June 30, 2003
Worst quarter: –3.87%, for the quarter ended March 31, 2003

2005 Annual Report	31
Institutional Class • TIAA-CREF Institutional Mutual Funds

Mid-Cap Value Fund	Value stocks of medium-sized companies

PERFORMANCE

Fund expenses—six months ended September 30, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds. The examples assume $1,000 was invested on April 1, 2005, and held for six months until September 30, 2005. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Mid-Cap Value Fund (Institutional Class)—expense example

	Starting fund value (4/1/05)	Ending fund value (9/30/05)		Expenses paid† (4/1/05–9/30/05)

Actual return	$1,000.00	$1,087.82		$0.78
5% annual hypothetical return	1,000.00	1,024.31	‡	0.76

†

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.15%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization as of 9/30/2005	Percent of portfolio

Large: over $5 billion	63.13
Middle: $1 billion-$5 billion	29.31
Small: under $1 billion	7.56

Total	100.00

Fund facts

Inception date Institutional Class	10/1/2002
Net assets (9/30/2005)	$25.87 million

32	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Small-Cap Equity Fund	Stocks of smaller companies

DISCUSSION

Performance in the twelve months ended September 30, 2005

The Small-Cap Equity Fund returned 16.69% for the Institutional Class, trailing the 17.95% return of its benchmark, the Russell 2000® Index. The average return of similar funds was 19.24%, as measured by the Morningstar Small Blend category.

Fourth-quarter gains drive returns

For the twelve-month period, small caps trailed mid caps, which rose 25.10%, but easily surpassed the 14.26% return of large-cap stocks. The Russell 2000 Index also outpaced the 14.57% gain of the Russell 3000® Index, which measures the broad U.S. market.

          Most of the gains of small caps, like those of the broader market, took place during the fourth quarter of 2004. The Russell 2000 Index rose 14.09% during the three-month period—the eighth time in ten years that small caps delivered a fourth-quarter gain.

          All of the benchmark’s sectors ended the twelve-month period with double-digit gains. Soaring 70.7%, the “other energy” sector was the largest contributor to benchmark performance. The financial and consumer discretionary goods sectors, also heavy contributors to returns, rose 12.0% and 12.5%, respectively.

Returns are solid but lag the benchmark

Performance relative to the benchmark was hampered by several overweight stocks that did not perform as anticipated. These included R&G Financial, Saxon Capital, Oriental Financial and TransMontaigne, a distributor of crude oil and refined petroleum products. An underweight holding in Amylin Pharmaceuticals also hurt relative performance.

          A large number of successful stock selections made positive contributions to the fund’s performance. These included Frontier Oil; LifeCell, a company that makes surgical products from human tissue; Cal Dive International, a provider of subsea construction and maintenance services; and Goodyear Tire & Rubber.

          The fund continued its use of proprietary mathematical models to evaluate and select attractive stocks in the small-cap category.

2005 Annual Report	33
Institutional Class • TIAA-CREF Institutional Mutual Funds

Small-Cap Equity Fund	Stocks of smaller companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to small-cap risk. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, based on market capitalization. You cannot invest directly in these indexes.

Performance as of September 30, 2005		Ticker symbol: TISEX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	since inception[1]

Small-Cap Equity Fund Institutional Class	16.69%	24.60%	93.57%

Benchmark:
Russell 2000 Index[2]	17.95	24.10	91.23

Peer group:
Morningstar Small Blend	19.24	23.25	88.23

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit
www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: October 1, 2002

[2]	Russell 2000 and Russell 3000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

34	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $19,357 as of September 30, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Institutional Class

Best quarter: 23.52%, for the quarter ended June 30, 2003

Worst quarter: –5.54%, for the quarter ended March 31, 2005

2005 Annual Report	35
Institutional Class • TIAA-CREF Institutional Mutual Funds

Small-Cap Equity Fund	Stocks of smaller companies

PERFORMANCE

Fund expenses—six months ended September 30, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds. The examples assume $1,000 was invested on April 1, 2005, and held for six months until September 30, 2005. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Small-Cap Equity Fund (Institutional Class)—expense example

	Starting fund value (4/1/05)	Ending fund value (9/30/05)		Expenses paid† (4/1/05–9/30/05)

Actual return	$1,000.00	$1,080.42		$0.78
5% annual hypothetical return	1,000.00	1,024.31	‡	0.76

†

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.15%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization as of 9/30/2005	Percent of portfolio

Large: over $5 billion	2.60
Middle: $1 billion–$5 billion	50.62
Small: under $1 billion	46.78

Total	100.00

Fund facts

Inception date Institutional Class	10/1/2002
Net assets (9/30/2005)	$116.65 million

36	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Institutional Class

Large-Cap Growth Index Fund	Growth stocks of larger U.S. companies

DISCUSSION

Performance in the twelve months ended September 30, 2005

The Large-Cap Growth Index Fund returned 11.41% for the Institutional Class, closely tracking the 11.60% return of its benchmark, the Russell 1000® Growth Index, but trailing the 13.39% average return of similar funds, as measured by the Morningstar Large Growth category.

Large-cap growth stocks lag the market

As they did in the previous twelve-month period, large-cap growth stocks trailed the overall U.S. equity market, which returned 14.57%, as measured by the Russell 3000® Index. Large-cap growth stocks also underperformed the 14.26% gain of large caps as a whole, as measured by the Russell 1000 Index, and the 16.69% advance of large-cap value stocks, as measured by the Russell 1000 Value Index.

          Within the growth category, the large-cap Russell 1000 Growth Index trailed the 17.97% rise of the small-cap Russell 2000® Growth Index and the 23.47% surge of the Russell Mid-cap® Growth Index.

Sectors provide mixed results

During the period, the benchmark’s performance was appreciably better than its 7.51% return for the previous twelve months. Returns were driven by three sectors: technology advanced 14.2%, health care 13.5% and “other energy” a whopping 66.8%.

          The fund’s benchmark did not perform as well as the Russell 1000 Value Index because the “other energy” sector of that index performed even better, soaring 85.3%. Another reason was that the integrated oils sector, which formed a substantial part of the Russell 1000 Value Index and rose nearly 40%, was a negligible component of the Russell 1000 Growth Index.

          Among the largest stocks in the benchmark, General Electric returned 2.8%, Microsoft 4.7% and Johnson & Johnson 14.5%.

          For the twelve-month period, the fund’s returns were comparable to those of its benchmark minus the effects of expenses and of some cash holdings for liquidity. The fund also had a risk profile similar to that of its benchmark.

          As of September 30, 2005, the Russell 1000 Growth Index had an average annual return of –8.64% over the previous five years, compared with –0.72% for the broad-based Russell 3000 Index.

2005 Annual Report	37
Institutional Class • TIAA-CREF Institutional Mutual Funds

Large-Cap Growth Index Fund	Growth stocks of larger U.S. companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic growth companies based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including large-cap risk, growth investing risks, style risk and index risk. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Russell 1000® Growth Index is a subset of the Russell 1000 Index, which measures the performance of the 1,000 largest companies in the Russell 3000® Index, based on market capitalization. The Russell 1000 Growth Index measures the performance of those stocks of the Russell 1000 with higher price-to-book ratios and higher relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of September 30, 2005		Ticker symbol: TILIX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	since inception[1]

Large-Cap Growth Index Fund Institutional Class	11.41%	14.53%	50.30%

Benchmark:
Russell 1000 Growth Index[2]	11.60	14.73	51.07

Peer group:
Morningstar Large Growth	13.39	14.62	51.15

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit
www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: October 1, 2002

[2]	Russell 1000 and Russell 3000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

38	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $15,030 as of September 30, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Institutional Class

Best quarter: 14.17%, for the quarter ended June 30, 2003
Worst quarter: –5.33%, for the quarter ended September 30, 2004

2005 Annual Report	39
Institutional Class • TIAA-CREF Institutional Mutual Funds

Large-Cap Growth Index Fund	Growth stocks of larger U.S. companies

PERFORMANCE

Fund expenses—six months ended September 30, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds. The examples assume $1,000 was invested on April 1, 2005, and held for six months until September 30, 2005. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Large-Cap Growth Index Fund (Institutional Class)—expense example

	Starting fund value	Ending fund value	Expenses paid†
	(4/1/05)	(9/30/05)	(4/1/05–9/30/05)

Actual return	$1,000.00	$1,064.39	$0.41
5% annual hypothetical return	1,000.00	1,024.66 ‡	0.41

†

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.08%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Percent of
Capitalization as of 9/30/2005	portfolio

Large: over $5 billion	88.98
Middle: $1 billion–$5 billion	10.99
Small: under $1 billion	0.03

Total	100.00

Fund facts

Inception date Institutional Class	10/1/2002
Net assets (9/30/2005)	$464.76 million

40	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Institutional Class

Large-Cap Value Index Fund	Value stocks of larger U.S. companies

DISCUSSION

Performance in the twelve months ended September 30, 2005

The Large-Cap Value Index Fund gained 16.50% for the Institutional Class. The fund’s benchmark, the Russell 1000® Value Index, returned 16.69%, and the average return of similar funds, as measured by the Morningstar Large Value category, was 13.67%.

Value stocks beat growth stocks again

Value stocks continued to outperform growth issues. During the twelve-month period, the Russell 3000® Value Index climbed 16.78%, while the Russell 3000 Growth Index rose 12.13%. These indexes are subsets of the Russell 3000 Index, and each covers all cap sizes. For the five- and ten-year periods ended September 30, 2005, value easily outpaced growth.

          Within the value category, large-cap stocks did not keep pace during the twelve-month period with the 26.13% increase of mid caps and the 17.75% advance of small caps. Mid-and small-cap value stocks also outperformed large-cap value in the five- and ten-year periods ended September 30, 2005.

Gains concentrate in the fourth quarter

Large-cap value stocks rose in all four quarters of the period, but most of the gains occurred during the fourth quarter of 2004. This marked the tenth consecutive year that the Russell 1000 Value Index has made a strong fourth-quarter showing.

          For the twelve-month period ended September 30, 2005, all twelve sectors of the Russell 1000 Value Index gained, led by the 85.3% surge of “other energy” and the 39.1% climb in integrated oils. Both returns were boosted by rising crude oil prices. The weakest performer was the automobile and transportation sector, up 4.3%.

          For the period, ExxonMobil, which is the largest stock in the Russell 1000 Value Index in terms of market capitalization, returned a stellar 34.1%. The next largest, Citigroup, rose 7.1%, followed by Pfizer, which lost 16.1%.

          For the twelve months, the fund’s returns were comparable to those of the benchmark, minus the effects of expenses and of some cash holdings for liquidity. The fund had a risk profile similar to that of the benchmark.

          As of September 30, 2005, the Russell 1000 Value Index had an average annual return of 5.76% over the previous five years, compared with –0.72% for the broad-based Russell 3000 Index.

2005 Annual Report	41
Institutional Class • TIAA-CREF Institutional Mutual Funds

Large-Cap Value Index Fund	Value stocks of larger U.S. companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic value companies based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including large-cap risk, value investing risks, style risk and index risk. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Russell 1000® Value Index is a subset of the Russell 1000 Index, which measures the performance of the 1,000 largest companies in the Russell 3000® Index, based on market capitalization. The Russell 1000 Value Index measures the performance of those stocks of the Russell 1000 with lower price-to-book ratios and lower relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of September 30, 2005		Ticker symbol: TILVX

	Average annual compound		Cumulative rates
	rates of total return*		of total return*

		since	since
	1 year	inception[1]	inception[1]

Large-Cap Value Index Fund Institutional Class	16.50%	20.26%	74.00%

Benchmark:
Russell 1000 Value Index[2]	16.69	20.46	74.89

Peer group:
Morningstar Large Value	13.67	17.74	63.55

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit
www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: October 1, 2002

[2]	Russell 1000 and Russell 3000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

42	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $17,400 as of September 30, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Institutional Class

Best quarter: 17.07%, for the quarter ended June 30, 2003
Worst quarter: –4.79%, for the quarter ended March 31, 2003

2005 Annual Report	43
Institutional Class • TIAA-CREF Institutional Mutual Funds

Large-Cap Value Index Fund	Value stocks of larger U.S. companies

PERFORMANCE

Fund expenses—six months ended September 30, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds. The examples assume $1,000 was invested on April 1, 2005, and held for six months until September 30, 2005. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Large-Cap Value Index Fund (Institutional Class)—expense example

	Starting fund value (4/1/05)	Ending fund value (9/30/05)		Expenses paid† (4/1/05–9/30/05)

Actual return	$1,000.00	$1,054.89		$0.41
5% annual hypothetical return	1,000.00	1,024.66	‡	0.41

†

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.08%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization as of 9/30/2005	Percent of portfolio

Large: over $5 billion	88.12
Middle: $1 billion–$5 billion	11.86
Small: under $1 billion	0.02

Total	100.00

Fund facts

Inception date Institutional Class	10/1/2002
Net assets (9/30/2005)	$433.38 million

44	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Institutional Class

Equity Index Fund	U.S. stocks

DISCUSSION

Performance in the twelve months ended September 30, 2005

The Equity Index Fund returned 14.40% for the Institutional Class. The fund’s benchmark, the Russell 3000® Index, returned 14.57%, and the average return of similar funds, as measured by the Morningstar Large Blend category, was 13.17%.

U.S. stocks zig-zag

For the second consecutive twelve-month period, the stocks of the Russell 3000 produced a return in excess of 14%. However, the bulk of the benchmark’s 14.57% rise occurred in the fourth quarter of 2004, when the index advanced 10.16% and seven of its twelve industry sectors posted double-digit gains.

          In the first quarter of 2005, concerns about higher oil prices and rising short-term interest rates drove stock prices down. The Russell 3000 lost 2.20% for the quarter, with seven of its sectors posting negative returns. Rebounding in May, the index posted gains of 2.24% in the second quarter and 4.01% in the third quarter.

Energy stocks drive returns

For the twelve-month period, all twelve sectors of the Russell 3000 Index posted positive returns. Among the four largest sectors, technology gained 15.4%, health care 13.2%, financials 8.5% and consumer discretionary goods 7.4%. These four sectors made up nearly two-thirds of the index in terms of market capitalization as of September 30.

          Buoyed by oil prices that reached $69.81 a barrel on August 30, the integrated oils and “other energy” sectors soared 38.9% and 77.9%, respectively. Although these sectors represented less than one-tenth of the index in terms of market capitalization, they contributed more than one quarter of the benchmark’s total return for the period.

          Returns were mixed for the benchmark’s three largest stocks in terms of market capitalization: ExxonMobil gained a robust 34.1% for the period, while General Electric returned 2.8% and Microsoft rose 4.7%.

          Returns for U.S. stocks lagged foreign stocks for the third consecutive twelve-month period. The 25.79% rise in the Morgan Stanley EAFE® Index, which tracks stocks in 21 foreign markets, outpaced the return of the Russell 3000 by more than eleven percentage points.

          During the period, the fund’s returns were comparable to those of its benchmark, minus the effects of expenses and of some cash holdings for liquidity. The fund also had a risk profile similar to that of its benchmark.

2005 Annual Report	45
Institutional Class • TIAA-CREF Institutional Mutual Funds

Equity Index Fund	U.S. stocks

Investment objective

The fund seeks a favorable long-term total return, mainly from capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including index risk and small-cap risk. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Russell 3000® Index measures the performance of the 3,000 largest publicly traded U.S. companies, based on market capitalization. The index measures the performance of about 98% of the total market capitalization of the publicly traded U.S. equity market. You cannot invest directly in this index.

Performance as of September 30, 2005			Ticker symbol: TIEIX

	Average annual compound rates of total return*			Cumulative rates of total return*

	1 year	5 years	since inception[1]	5 years	since inception[1]

Equity Index Fund Institutional Class	14.40%	–0.78%	0.86%	–3.85%	5.51%

Benchmark:
Russell 3000 Index[2]	14.57	–0.72	1.01	–3.55	6.49

Peer group:
Morningstar Large Blend	13.17	–1.17	0.32	–4.49	3.64

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: July 1, 1999

[2]	Russell 3000 is a trademark and service mark of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

46	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception July 1, 1999)

An investment of $10,000 in this fund on July 1, 1999, would have grown to $10,551 as of September 30, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns†

Institutional Class

Best quarter: 16.22%, for the quarter ended June 30, 2003
Worst quarter: –17.24%, for the quarter ended September 30, 2002

†	Does not include returns from July 1, 1999 through September 30, 1999

2005 Annual Report	47
Institutional Class • TIAA-CREF Institutional Mutual Funds

Equity Index Fund	U.S. stocks

PERFORMANCE

Fund expenses—six months ended September 30, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds. The examples assume $1,000 was invested on April 1, 2005, and held for six months until September 30, 2005. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Equity Index Fund (Institutional Class)—expense example

	Starting fund value (4/1/05)	Ending fund value (9/30/05)		Expenses paid† (4/1/05–9/30/05)

Actual return	$1,000.00	$1,062.49		$0.41
5% annual hypothetical return	1,000.00	1,024.66	‡	0.41

†

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.08%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization as of 9/30/2005	Percent of portfolio

Large: over $5 billion	81.13
Middle: $1 billion–$5 billion	14.59
Small: under $1 billion	4.28

Total	100.00

Fund facts

Inception date
Institutional Class	7/1/1999
Net assets (9/30/2005)	$606.34 million

48	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Institutional Class

S&P 500 Index Fund	Stocks of larger U.S. companies

DISCUSSION

Performance in the twelve months ended September 30, 2005

The S&P 500 Index Fund gained 12.20% for the Institutional Class, compared with the 12.25% return of the fund’s benchmark, the S&P 500® Index. The average return of similar funds, as measured by the Morning-star Large Blend category, was 13.17%.

Fourth-quarter rally lifts returns

Despite investor worries that included the war in Iraq and the prospect of higher interest rates, the large-cap S&P 500 Index posted a robust 9.23% advance in the fourth quarter of 2004. However, in the first quarter of 2005, stocks retreated 2.15%, leaving the S&P 500 with a 6.88% gain from October 2004 through March 2005.

          During the same six months, the Russell 3000® Index, which tracks the broad U.S. market, increased 7.73%. The Russell 3000’s superior performance versus the S&P 500 Index was driven by strong gains from small caps and mid caps.

          The benchmark rose 1.37% in the second quarter and 3.60% in the third, which is well above the historical norm for stocks. For the six months from April through September, the S&P 500 Index climbed 5.02%, trailing the 6.35% increase in the Russell 3000, which was helped by strong returns in small caps and mid caps.

Energy stocks propel returns

All ten industry sectors of the index advanced during the twelve-month period. Energy led the way, jumping 48.51%, thanks to soaring demand and record prices for crude oil. As of September 30, 2005, energy stocks made up 10.3% of the S&P 500 Index, up from 6.0% at the start of 2003. Utilities also had a banner year, gaining 38.67%. The weakest performer was materials, which added only 1.91%.

          For the period, ExxonMobil, which is the largest stock in the S&P 500 Index in terms of market capitalization, returned a stellar 34.1%. The next largest, General Electric, rose 2.8%, followed by Microsoft, which gained 4.7%.

          During the period, the fund’s returns were similar to the benchmark’s, minus the effects of expenses and of some cash holdings for liquidity. The fund also had a risk profile similar to that of its benchmark.

          As of September 30, 2005, the S&P 500 Index had an average annual return of –1.49% over the previous five years, compared with –0.72% for the broad-based Russell 3000 Index.

2005 Annual Report	49
Institutional Class • TIAA-CREF Institutional Mutual Funds

S&P 500 Index Fund	Stocks of larger U.S. companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic companies selected to track U.S. equity markets based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including large-cap risk and index risk. For a further discussion of risk, please see page 6.

The fund’s benchmark

The S&P 500® Index is a market-capitalization-weighted index of the 500 leading companies in major industries of the U.S. economy. You cannot invest directly in this index.

Performance as of September 30, 2005		Ticker symbol: TISPX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	since inception[1]

S&P 500 Index Fund Institutional Class	12.20%	16.55%	58.39%

Benchmark:
S&P 500 Index[2]	12.25	16.70	59.01

Peer group:
Morningstar Large Blend	13.17	15.72	55.26

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit
www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: October 1, 2002

[2]	S&P 500 is a registered trademark and a service mark of the McGraw-Hill Companies, Inc.

50	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $15,839 as of September 30, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Institutional Class

Best quarter: 15.30%, for the quarter ended June 30, 2003
Worst quarter: –3.18%, for the quarter ended March 31, 2003

2005 Annual Report	51
Institutional Class • TIAA-CREF Institutional Mutual Funds

S&P 500 Index Fund	Stocks of larger U.S. companies

PERFORMANCE

Fund expenses—six months ended September 30, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds. The examples assume $1,000 was invested on April 1, 2005, and held for six months until September 30, 2005. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	S&P 500 Index Fund (Institutional Class)—expense example

	Starting fund value (4/1/05)	Ending fund value (9/30/05)		Expenses paid† (4/1/05–9/30/05)

Actual return	$1,000.00	$1,049.59		$0.41
5% annual hypothetical return	1,000.00	1,024.66	‡	0.41

†

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.08%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization as of 9/30/2005	Percent of portfolio

Large: over $5 billion	96.93
Middle: $1 billion-$5 billion	3.05
Small: under $1 billion	0.02

Total	100.00

Fund facts

Inception date Institutional Class	10/1/2002
Net assets (9/30/2005)	$526.90 million

52	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Institutional Class

Mid-Cap Growth Index Fund	Growth stocks of medium-sized U.S. companies

DISCUSSION

Performance in the twelve months ended September 30, 2005

The Mid-Cap Growth Index Fund returned 23.36% for the Institutional Class, closely tracking the 23.47% return of its benchmark, the Russell Midcap® Growth Index, and handily topping the 20.29% average return of similar funds, as measured by the Morningstar Mid-Cap Growth category.

Mid-cap growth outperforms the market

In the twelve-month period, mid-cap growth stocks surpassed the broad U.S. market, as measured by the Russell 3000® Index, by almost nine percentage points. Among growth stocks, mid-cap issues beat the 11.60% return of the large-cap Russell 1000® Growth Index and the 17.97% rise of the small-cap Russell 2000® Growth Index.

Gains are broad-based

A global stock market rally lifted mid-cap growth issues by 13.94% in the fourth quarter of 2004, led by strength in the previously out-of-favor technology and consumer discretionary goods sectors. However, inflation fears and rising oil prices derailed the equity rally in the first quarter of 2005 when mid-cap growth stocks posted a 1.67% decline. Mid caps rose again during the second and third quarters, gaining 10.21% for the six-month period.

          Eleven of the twelve sectors of the Russell Midcap Growth Index enjoyed double-digit gains for the period. The strongest returns were in the utilities sector, which jumped 62.7%, and “other energy,” up 61.1%. The two largest sectors of the index in terms of market capitalization, consumer discretionary goods and technology, advanced 11.7% and 25.1%, respectively.

          During the period, EOG Resources, which is the largest stock in the index in terms of market capitalization, returned a robust 128.6%. The next largest, XTO Energy, gained 87.1%, while Maxim Integrated Products rose just 1.8%.

          For the period, the fund’s returns were comparable to those of the benchmark, minus the effects of expenses and of some cash holdings for liquidity. The fund had a risk profile similar to that of the benchmark.

          As of September 30, 2005, the Russell Midcap Growth Index had an average annual return of –4.50% over the previous five years, compared with –0.72% for the broad-based Russell 3000 Index.

2005 Annual Report	53
Institutional Class • TIAA-CREF Institutional Mutual Funds

Mid-Cap Growth Index Fund	Growth stocks of medium-sized U.S. companies

Investment objective

The fund seeks a favorable long-term return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of medium-sized domestic growth companies based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including mid-cap risk, growth investing risks, style risk and index risk. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Russell Midcap® Growth Index is a subset of the Russell Midcap Index, which measures the performance of the 800 smallest companies in the Russell 1000® Index, based on market capitalization. The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher price-to-book ratios and higher relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of September 30, 2005			Ticker symbol: TIMGX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	since inception[1]

Mid-Cap Growth Index Fund Institutional Class	23.36%	24.72%	94.12%

Benchmark: Russell Midcap Growth Index[2]	23.47	24.90	94.95

Peer group: Morningstar Mid-Cap Growth	20.29	19.58	71.65

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit
www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: October 1, 2002

[2]	Russell Midcap and Russell 1000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

54	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $19,412 as of September 30, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Institutional Class

Best quarter: 18.65%, for the quarter ended June 30, 2003
Worst quarter: –4.39%, for the quarter ended September 30, 2004

2005 Annual Report	55
Institutional Class • TIAA-CREF Institutional Mutual Funds

Mid-Cap Growth Index Fund	Growth stocks of medium-sized U.S. companies

PERFORMANCE

Fund expenses—six months ended September 30, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds. The examples assume $1,000 was invested on April 1, 2005, and held for six months until September 30, 2005. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Mid-Cap Growth Index Fund (Institutional Class)—expense example

	Starting fund value (4/1/05)	Ending fund value (9/30/05)		Expenses paid† (4/1/05–9/30/05)

Actual return	$1,000.00	$1,100.78		$0.42
5% annual hypothetical return	1,000.00	1,024.66	‡	0.41

†

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.08%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization as of 9/30/2005	Percent of portfolio

Large: over $5 billion	62.34
Middle: $1 billion–$5 billion	37.55
Small: under $1 billion	0.11

Total	100.00

Fund facts

Inception date
Institutional Class	10/1/2002
Net assets (9/30/2005)	$29.43 million

56	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Institutional Class

Mid-Cap Value Index Fund	Value stocks of medium-sized U.S. companies

DISCUSSION

Performance in the twelve months ended September 30, 2005

The Mid-Cap Value Index Fund returned 26.14% for the Institutional Class, just ahead of the 26.13% return of its benchmark, the Russell Midcap® Value Index, but well ahead of the 18.77% average return of similar funds, as measured by the Morningstar Mid-Cap Value category.

Mid-cap value leads the market

During the twelve months, mid-cap value stocks outperformed the broad U.S. market, as measured by the Russell 3000® Index, by more than eleven percentage points. As they did during the previous twelve months, value stocks as a group outperformed growth stocks. Within the value category, mid-cap issues outpaced other cap sizes: the large-cap Russell 1000® Value Index returned 16.69%, and the small-cap Russell 2000® Value Index rose 17.75%.

A bounding start and strong finish

A global stock market rally in the fourth quarter of 2004 lifted mid-cap value issues to a 13.46% gain. The rally flagged during the first quarter of 2005 because of inflation jitters and rising oil prices, but mid-cap value fared better than most U.S. stock categories, eking out a 0.78% advance.

          Stocks moved higher during the second and third quarters of 2005, and the Russell Midcap Value Index rose 10.31% for those six months.

Stellar sector returns propel the index

For the twelve-month period, all twelve sectors of the Russell Midcap Value Index enjoyed double-digit gains, led by the 90.8% gain of the “other energy” sector. The sector made up only 5.3% of the index in terms of market capitalization as of September 30, but its extraordinary return was a key driver of the mid-cap value outperformance. Leading performers were construction materials manufacturer USG, up 277%, and Chesapeake Energy, which returned 143.6%.

          For the period, the fund’s returns were comparable to those of the benchmark, despite the effects of expenses and of some cash holdings for liquidity. The fund had a risk profile similar to that of the benchmark.

          As of September 30, 2005, the Russell Midcap Value Index had an average annual return of 13.95% over the previous five years, compared with –0.72% for the broad-based Russell 3000 Index.

2005 Annual Report	57
Institutional Class • TIAA-CREF Institutional Mutual Funds

Mid-Cap Value Index Fund	Value stocks of medium-sized U.S. companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of medium-sized domestic value companies based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including mid-cap risk, value investing risks, style risk and index risk. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Russell Midcap® Value Index is a subset of the Russell Midcap Index, which measures the performance of the 800 smallest companies in the Russell 1000® Index, based on market capitalization. The Russell Midcap Value Index measures the performance of those stocks of the Russell Midcap Index with lower price-to-book ratios and lower relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of September 30, 2005			Ticker symbol: TMVIX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	since inception[1]

Mid-Cap Value Index Fund Institutional Class	26.14%	26.54%	102.74%

Benchmark: Russell Midcap Value Index[2]	26.13	26.65	103.28

Peer group: Morningstar Mid-Cap Value	18.77	22.14	82.82

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit
www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: October 1, 2002

[2]	Russell Midcap and Russell 1000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

58	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $20,274 as of September 30, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Institutional Class

Best quarter: 17.83%, for the quarter ended June 30, 2003
Worst quarter: –4.05%, for the quarter ended March 31, 2003

2005 Annual Report	59
Institutional Class • TIAA-CREF Institutional Mutual Funds

Mid-Cap Value Index Fund	Value stocks of medium-sized U.S. companies

PERFORMANCE

Fund expenses—six months ended September 30, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds. The examples assume $1,000 was invested on April 1, 2005, and held for six months until September 30, 2005. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Mid-Cap Value Index Fund (Institutional Class)—expense example

	Starting fund value	Ending fund value	Expenses paid†
	(4/1/05)	(9/30/05)	(4/1/05–9/30/05)

Actual return	$1,000.00	$1,102.88	$0.42
5% annual hypothetical return	1,000.00	1,024.66 ‡	0.41

†

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.08%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization as of 9/30/2005	Percent of portfolio

Large: over $5 billion	60.83
Middle: $1 billion–$5 billion	39.10
Small: under $1 billion	0.07

Total	100.00

Fund facts

Inception date Institutional Class	10/1/2002
Net assets (9/30/2005)	$47.42 million

60	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Institutional Class

Mid-Cap Blend Index Fund	Growth and value stocks of medium-sized U.S. companies

DISCUSSION

Performance in the twelve months ended September 30, 2005

The Mid-Cap Blend Index Fund returned 25.01% for the Institutional Class. The fund’s benchmark, the Russell Midcap® Index, returned 25.10%, and the average return of similar funds, as measured by the Morningstar Mid-Cap Blend category, was 19.33%.

Mid-cap momentum continues

As in the previous twelve-month period, mid-cap stocks significantly outperformed the broad U.S. stock market, which returned 14.57%, as measured by the Russell 3000® Index. The return of the Russell Midcap Index was well ahead of both the small-cap Russell 2000® Index, which rose 17.95%, and the large-cap Russell 1000® Index, which gained 14.26%. Among all mid-cap stocks, value outperformed growth.

          More than half of the gain for mid caps occurred in the fourth quarter of 2004, when the Russell Midcap Index advanced 13.66%. In the first quarter of 2005, concerns about higher oil prices and short-term interest rates pushed stock prices down overall. Mid caps, however, weathered the decline better than the broader U.S. market, losing just 0.25% in the quarter, in contrast to the 2.20% drop in the Russell 3000. Stocks moved steadily higher in the second and third quarters, with mid caps leading the overall market.

Energy stocks fuel returns

All twelve of the benchmark’s industry sectors posted double-digit gains for the period. The “other energy” sector performed best, soaring 80% in response to record-high oil prices. Oil and gas producer EOG Resources, the largest stock in the index, jumped 128.6%. Other star performers included Chesapeake Energy, which surged a remarkable 143.6%, and XTO Energy, which rose 87.1%.

          Each of the benchmark’s five largest sectors—making up more than two-thirds of the index in terms of market capitalization—also produced robust returns: utilities climbed 36.6%, health care 30.8%, technology 26.6%, financials 18.8% and consumer discretionary goods 15.0%.

          For the period, the fund’s returns were comparable to those of its benchmark, minus the effects of expenses and of some cash holdings for liquidity. The fund also had a risk profile similar to that of its benchmark.

          As of September 30, 2005, the Russell Midcap Index had an average annual return of 7.17% over the previous five years, compared with –0.72% for the broad-based Russell 3000 Index.

2005 Annual Report	61
Institutional Class • TIAA-CREF Institutional Mutual Funds

Mid-Cap Blend Index Fund	Growth and value stocks of medium-sized U.S. companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a very broad portfolio of equity securities of medium-sized domestic companies based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including mid-cap risk and index risk. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, based on market capitalization. You cannot invest directly in these indexes.

Performance as of September 30, 2005	Ticker symbol: TRBDX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	since inception[1]

Mid-Cap Blend Index Fund Institutional Class	25.01%	25.78%	99.11%

Benchmark:
Russell Midcap Index[2]	25.10	25.97	100.01

Peer group:
Morningstar Mid-Cap Blend	19.33	21.57	81.09

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit
www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: October 1, 2002

[2]	Russell Midcap and Russell 1000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

62	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $19,911 as of September 30, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Institutional Class

Best quarter: 18.21%, for the quarter ended June 30, 2003
Worst quarter: –2.38%, for the quarter ended March 31, 2003

2005 Annual Report	63
Institutional Class • TIAA-CREF Institutional Mutual Funds

Mid-Cap Blend Index Fund	Growth and value stocks of medium-sized U.S. companies

PERFORMANCE

Fund expenses—six months ended September 30, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds. The examples assume $1,000 was invested on April 1, 2005, and held for six months until September 30, 2005. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Mid-Cap Blend Index Fund (Institutional Class)—expense example

	Starting fund value (4/1/05)	Ending fund value (9/30/05)		Expenses paid† (4/1/05–9/30/05)

Actual return	$1,000.00	$1,103.08		$0.42
5% annual hypothetical return	1,000.00	1,024.66	‡	0.41

†

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.08%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization as of 9/30/2005	Percent of portfolio

Large: over $5 billion	61.19
Middle: $1 billion–$5 billion	38.73
Small: under $1 billion	0.08

Total	100.00

Fund facts

Inception date Institutional Class	10/1/2002
Net assets (9/30/2005)	$64.70 million

64	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Institutional Class

Small-Cap Growth Index Fund	Growth stocks of smaller U.S. companies

DISCUSSION

Performance in the twelve months ended September 30, 2005

The Small-Cap Growth Index Fund returned 17.73% for the Institutional Class, compared with 17.97% for its benchmark, the Russell 2000® Growth Index, and the 18.53% average return of similar funds, as measured by the Morningstar Small Growth category.

Small-cap growth outshines the broader market

During the period, small-cap growth stocks topped the 14.57% return of the Russell 3000® Index, which measures the broad U.S. equity market. This outperformance reverses the pattern of the twelve months ended September 30, 2004, when the category trailed the overall market.

          The Russell 2000 Growth Index also edged past the 17.75% return of small-cap value issues, as measured by the Russell 2000 Value Index. Among growth stocks as a group, small caps outperformed the 11.60% return of the large-cap Russell 1000® Growth Index but lagged the 23.47% surge of the Russell Midcap® Growth Index.

Energy and health care post outsized gains

During the twelve-month period, eleven of the twelve sectors of the Russell 2000 Growth Index posted double-digit gains. The largest contributor to the benchmark’s overall return was the “other energy” sector, which leaped 81.3% in response to skyrocketing oil prices. In comparison, the same sector within the Russell 2000 Value Index rose 59.3% and contributed less to the performance of that index.

          Other small-cap growth sectors that significantly affected overall returns included consumer discretionary goods, the benchmark’s largest component, which rose a respectable 13.1%. Health care, which made up one-fifth of the benchmark in terms of market capitalization as of September 30, advanced 19.0%.

          For the period, the fund’s performance was comparable to that of the benchmark, minus the effects of expenses and of some cash holdings for liquidity. The fund also had a risk profile similar to that of its benchmark.

          As of September 30, 2005, the Russell 2000 Growth Index posted an average annual return of –2.54% over the previous five years, versus –0.72% for the broader Russell 3000 Index.

2005 Annual Report	65
Institutional Class • TIAA-CREF Institutional Mutual Funds

Small-Cap Growth Index Fund	Growth stocks of smaller U.S. companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of smaller domestic growth companies based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including small-cap risk, growth investing risks, style risk and index risk. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Russell 2000® Growth Index is a subset of the Russell 2000 Index, which measures the performance of the 2,000 smallest companies in the Russell 3000® Index, based on market capitalization. The Russell 2000 Growth Index measures the performance of those stocks of the Russell 2000 with higher price-to-book ratios and higher relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of September 30, 2005			Ticker symbol: TISGX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	since inception[1]

Small-Cap Growth Index Fund Institutional Class	17.73%	23.05%	86.44%

Benchmark:
Russell 2000 Growth Index[2]	17.97	23.20	87.12

Peer group:
Morningstar Small Growth	18.53	21.17	79.10

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit
www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: October 1, 2002

[2]	Russell 2000 and Russell 3000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

66	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $18,644 as of September 30, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Institutional Class

Best quarter: 24.06%, for the quarter ended June 30, 2003
Worst quarter: –6.89%, for the quarter ended March 31, 2005

2005 Annual Report	67
Institutional Class • TIAA-CREF Institutional Mutual Funds

Small-Cap Growth Index Fund	Growth stocks of smaller U.S. companies

PERFORMANCE

Fund expenses—six months ended September 30, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds. The examples assume $1,000 was invested on April 1, 2005, and held for six months until September 30, 2005. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Small-Cap Growth Index Fund (Institutional Class)—expense example

	Starting fund value (4/1/05)	Ending fund value (9/30/05)		Expenses paid† (4/1/05–9/30/05)

Actual return	$1,000.00	$1,099.28		$0.42
5% annual hypothetical return	1,000.00	1,024.66	‡	0.41

†

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.08%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization as of 9/30/2005	Percent of portfolio

Large: over $5 billion	0.00
Middle: $1 billion–$5 billion	52.38
Small: under $1 billion	47.62

Total	100.00

Fund facts

Inception date Institutional Class	10/1/2002
Net assets (9/30/2005)	$76.61 million

68	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Institutional Class

Small-Cap Value Index Fund	Value stocks of smaller U.S. companies

DISCUSSION

Performance in the twelve months ended September 30, 2005

The Small-Cap Value Index Fund returned 17.62% for the Institutional Class, compared with the 17.75% return of its benchmark, the Russell 2000® Value Index, and the 18.61% average return of similar funds, as measured by the Morningstar Small Value category.

Small-cap value again tops the broad market

For the fifth consecutive twelve-month period, small-cap value stocks outpaced the overall U.S. equity market. As measured by the Russell 3000® Index, the broad market advanced 14.57% for the period. However, small-cap value stocks slightly lagged the 17.97% rise of the Russell 2000 Growth Index, which measures small-cap growth stocks. Among value stocks of all sizes, small caps outperformed the 16.69% advance of the large-cap Russell 1000® Value Index but trailed the 26.13% surge of the Russell Midcap® Value Index.

Sector performance limits benchmark gains

For the twelve months, all of the benchmark’s sectors posted at least double-digit gains. Sectors within the benchmark that significantly boosted its return included “other energy,” which soared 59.3%, and materials and processing, which rose 21.9%. One sector, integrated oils, skyrocketed a remarkable 141.6%, but since this sector makes up a negligible portion of the benchmark in terms of market capitalization, its contribution to overall returns was minimal.

          Despite the robust sector returns, the Russell 2000 Value Index lagged the Russell 2000 Growth Index in part because the financial sector, the largest component of the benchmark in terms of market capitalization as of September 30, returned a relatively modest 12.1%. This sector’s gains were limited by higher short-term interest rates, which trimmed corporate profits during the period by making it more expensive for financial companies to borrow money. In contrast, the financial sector’s 23.3% surge in the previous twelve-month period, when rates were lower, drove the benchmark’s outperformance versus the small-cap growth index during that period.

          For the period, the fund’s performance was comparable to that of its benchmark, minus the effects of expenses and of some cash holdings for liquidity. The fund also had a risk profile similar to that of its benchmark.

          As of September 30, 2005, the Russell 2000 Value Index posted an average annual return of 15.18% over the previous five years, far outpacing the –0.72% return of the broader Russell 3000 Index.

2005 Annual Report	69
Institutional Class • TIAA-CREF Institutional Mutual Funds

Small-Cap Value Index Fund	Value stocks of smaller U.S. companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of smaller domestic value companies based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including small-cap risk, value investing risks, style risk and index risk. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Russell 2000® Value Index is a subset of the Russell 2000 Index, which measures the performance of the 2,000 smallest companies in the Russell 3000® Index, based on market capitalization. The Russell 2000 Value Index measures the performance of those stocks of the Russell 2000 with lower price-to-book ratios and lower relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of September 30, 2005	Ticker symbol: TISVX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	since inception[1]

Small-Cap Value Index Fund Institutional Class	17.62%	24.76%	94.30%

Benchmark:
Russell 2000 Value Index[2]	17.75	24.87	94.82

Peer group:
Morningstar Small Value	18.61	24.23	92.38

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit
www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: October 1, 2002

[2]	Russell 2000 and Russell 3000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

70	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $19,430 as of September 30, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Institutional Class

Best quarter: 22.63%, for the quarter ended June 30, 2003
Worst quarter: –5.06%, for the quarter ended March 31, 2003

2005 Annual Report	71
Institutional Class • TIAA-CREF Institutional Mutual Funds

Small-Cap Value Index Fund	Value stocks of smaller U.S. companies

PERFORMANCE

Fund expenses—six months ended September 30, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds. The examples assume $1,000 was invested on April 1, 2005, and held for six months until September 30, 2005. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Small-Cap Value Index Fund (Institutional Class)—expense example

	Starting fund value	Ending fund value	Expenses paid†
	(4/1/05)	(9/30/05)	(4/1/05–9/30/05)

Actual return	$1,000.00	$1,082.58	$0.42
5% annual hypothetical return	1,000.00	1,024.66 ‡	0.41

†

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.08%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Percent of
Capitalization as of 9/30/2005	portfolio

Large: over $5 billion	0.00
Middle: $1 billion–$5 billion	49.78
Small: under $1 billion	50.22

Total	100.00

Fund facts

Inception date
Institutional Class	10/1/2002
Net assets (9/30/2005)	$71.78 million

72	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Institutional Class

Small-Cap Blend Index Fund	Growth and value stocks of smaller U.S. companies

DISCUSSION

Performance in the twelve months ended September 30, 2005

The Small-Cap Blend Index Fund gained 17.74% for the Institutional Class, compared with the 17.95% rise of its benchmark, the Russell 2000® Index, and the 19.24% average return of similar funds, as measured by the Morningstar Small Blend category.

Another banner year for small caps

For the sixth consecutive twelve-month period, small-cap stocks outperformed the overall U.S. equity market. As measured by the Russell 3000® Index, the broad market added 14.57%. Small caps also topped the 14.26% return of the large-cap Russell 1000® Index, but they lagged the 25.10% surge of the Russell Mid-cap® Index. Within the small-cap category, the 17.97% advance of the Russell 2000 Growth Index edged out the 17.75% rise of the Russell 2000 Value Index, reversing the situation in the previous year, when value topped growth.

Sector returns boost the benchmark

All of the benchmark’s sectors ended the twelve-month period with double-digit gains. Soaring 70.7%, the “other energy” sector was the largest contributor to benchmark performance. The financial and consumer discretionary goods sectors were also heavy contributors to returns, rising 12.0% and 12.5%, respectively, for the period. Technology, which dropped 5.9% in the previous twelve months, advanced a respectable 11.0%.

Investors favor small caps

In the fourth quarter of 2004, small-cap stocks outpaced the broad market advance, which was triggered by falling oil prices. In the first quarter of 2005, climbing oil prices and short-term interest rates unnerved investors, and small caps declined 5.34%, more sharply than the overall market.

          For the second half of the period, the Russell 2000 returned 9.21%. As the economic news allayed fears of soaring inflation and higher interest rates, investors again turned to small caps in pursuit of higher returns. According to Lipper, Inc., roughly $2.5 billion poured into small-cap stock mutual funds in the first nine months of 2005.

          For the period, the fund’s performance was comparable to that of its benchmark, minus the effects of expenses and of some cash holdings for liquidity. The fund also had a risk profile similar to that of its benchmark.

          As of September 30, 2005, the Russell 2000 Index posted an average annual return of 6.45% over the previous five years, significantly outpacing the –0.72% return of the broader Russell 3000 Index.

2005 Annual Report	73
Institutional Class • TIAA-CREF Institutional Mutual Funds

Small-Cap Blend Index Fund	Growth and value stocks of smaller U.S. companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of smaller domestic companies based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including small-cap risk and index risk. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, based on market capitalization. You cannot invest directly in these indexes.

Performance as of September 30, 2005		Ticker symbol: TISBX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	since inception[1]

Small-Cap Blend Index Fund Institutional Class	17.74%	23.90%	90.30%

Benchmark:
Russell 2000 Index[2]	17.95	24.10	91.23

Peer group:
Morningstar Small Blend	19.24	23.25	88.23

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit
www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: October 1, 2002

[2]	Russell 2000 and Russell 3000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

74	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $19,030 as of September 30, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Institutional Class

Best quarter: 23.22%, for the quarter ended June 30, 2003
Worst quarter: –5.40%, for the quarter ended March 31, 2005

2005 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	75

Small-Cap Blend Index Fund	Growth and value stocks of smaller U.S. companies

PERFORMANCE

Fund expenses—six months ended September 30, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds. The examples assume $1,000 was invested on April 1, 2005, and held for six months until September 30, 2005. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Small-Cap Blend Index Fund (Institutional Class)—expense example

	Starting fund value	Ending fund value	Expenses paid†
	(4/1/05)	(9/30/05)	(4/1/05–9/30/05)

Actual return	$1,000.00	$1,091.48	$0.42
5% annual hypothetical return	1,000.00	1,024.66 ‡	0.41

†

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.08%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization as of 9/30/2005	Percent of portfolio

Large: over $5 billion	0.50
Middle: $1 billion–$5 billion	50.54
Small: under $1 billion	48.96

Total	100.00

Fund facts

Inception date Institutional Class	10/1/2002
Net assets (9/30/2005)	$156.34 million

76	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

International Equity Index Fund	Foreign stocks

DISCUSSION

Performance in the twelve months ended September 30, 2005

The International Equity Index Fund returned 25.63% for the Institutional Class, compared with 25.79% for the fund’s benchmark, the Morgan Stanley EAFE® Index, and the 25.15% average return of similar funds, as measured by the Morningstar Foreign Large Blend category.

Foreign stocks continue to soar

Foreign stocks outperformed domestic issues for the third consecutive twelve-month period. The 25.79% jump in the EAFE index, which tracks stocks in 21 developed nations excluding the United States and Canada, far exceeded the 14.57% return of the Russell 3000® Index, which measures the broad U.S. stock market.

          More than half of the EAFE’s gain for the twelve months came in the fourth quarter of 2004, when the index rose 15.32%. This advance was powered by the EAFE’s European and Japanese components, which rose 15.92% and 13.08%, respectively, in dollar terms. In the first and second quarters of 2005, foreign stock returns sagged as investors worried about higher oil prices, interest rates and inflation. The EAFE index lost 0.17% in dollar terms in the first quarter and 1.01% in the second quarter.

          Upward momentum returned in the third quarter, despite lofty oil prices and resulting concerns about the global economy. The EAFE rose 10.38% in dollar terms, helped by a 19.18% rise in Japanese stocks, which represent nearly one-quarter of the index in terms of market capitalization. Returns in the European component were moderate: U.K. stocks, which make up a quarter of the index, returned 6.18%, while French and German stocks were up 8.71% and 9.74%, respectively.

Stronger dollar erodes gains

After weakening against the pound, euro and yen in the fourth quarter of 2004, the dollar showed strength for the remainder of the twelve-month period. As a result, gains the index made in terms of local currencies during the first and second quarters of 2005 became modest losses in dollar terms. In the third quarter, the dollar’s strength trimmed the EAFE’s 11.45% return in local currencies to 10.38% in dollars.

          During the period, the fund’s returns were comparable to those of its benchmark, minus the effects of expenses and of some cash holdings for liquidity. The fund also had a risk profile similar to that of its benchmark.

2005 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	77

International Equity Index Fund	Foreign stocks

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of foreign equity securities based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including foreign investment risks, index risk and small-cap risk. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Morgan Stanley Capital International EAFE® (Europe, Australasia, Far East) Index measures the performance of the leading stocks in 21 developed countries outside North America. You cannot invest directly in this index.

Performance as of September 30, 2005		Ticker symbol: TCIEX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	since inception[1]

International Equity Index Fund Institutional Class	25.63%	24.48%	93.01%

Benchmark:
Morgan Stanley EAFE Index[2]	25.79	24.59	93.51

Peer group:
Morningstar Foreign Large Blend	25.15	22.03	82.01

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit
www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: October 1, 2002

[2]	EAFE is a trademark of Morgan Stanley Capital International, Inc.

78	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $19,301 as of September 30, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Institutional Class

Best quarter: 19.29%, for the quarter ended June 30, 2003
Worst quarter: –8.09%, for the quarter ended March 31, 2003

2005 Annual Report	79
Institutional Class • TIAA-CREF Institutional Mutual Funds

International Equity Index Fund	Foreign stocks

PERFORMANCE

Fund expenses—six months ended September 30, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds. The examples assume $1,000 was invested on April 1, 2005, and held for six months until September 30, 2005. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	International Equity Index Fund (Institutional Class)—expense example

	Starting fund value	Ending fund value	Expenses paid†
	(4/1/05)	(9/30/05)	(4/1/05–9/30/05)

Actual return	$1,000.00	$1,092.52	$0.78
5% annual hypothetical return	1,000.00	1,024.31 ‡	0.76

†

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.15%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Diversification among world markets

Country	Percent of invested assets

United Kingdom	25.1
Japan	23.5
France	9.5
Switzerland	6.7
Germany	6.7
Australia	5.4
Spain	3.9
Italy	3.9
Netherlands	3.2
16 other nations	11.9
Short-term investments	0.2

Total	100.0

Portfolio breakdown by company size

Capitalization as of 9/30/2005	Percent of portfolio

Large: over $5 billion	87.53
Middle: $1 billion–$5 billion	11.60
Small: under $1 billion	0.87

Total	100.00

Fund facts

Inception date
Institutional Class	10/1/2002
Net assets (9/30/2005)	$237.85 million

80	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Institutional Class

Real Estate Securities Fund	Real estate securities

DISCUSSION

Performance in the twelve months ended September 30, 2005

The Real Estate Securities Fund gained 22.87% for the Institutional Class. During the period, the fund’s benchmark, the Dow Jones Wilshire Real Estate Securities Index, returned 29.04%, versus the 26.23% average return of similar funds, as measured by the Morningstar Specialty Real Estate category.

REITs soar, dip and recover

The 16.46% advance of the benchmark in the fourth quarter of 2004 accounted for most of its gains during the twelve-month period. Investors turned to real estate investment trusts (REITs) as an alternative to lower-yielding bonds. During the first quarter of 2005, however, long-term interest rates rose, prompting many REIT investors to switch back to the bond market. After two years of returns far above the historical average, the real estate sector was ripe for a correction, and REITs gave back 6.43%.

     Aided by a drop in long-term interest rates, the benchmark climbed 14.13% during the second quarter and added 3.75% in the third. For the twelve-month period, the benchmark’s return was nearly double the 14.57% return of the Russell 3000® Index, which measures the broad U.S. stock market.

Sector weightings provide mixed results

The fund trailed the benchmark for the period primarily because of positions in the mortgage sector, which is not included in the benchmark. In general, mortgage REITs profit by borrowing money at short-term interest rates and then collecting mortgage payments at higher rates. However, the spread between short-and long-term rates narrowed during the period, and the sector’s performance suffered. The fund’s managers subsequently trimmed their holdings in the mortgage sector.

     An additional drag on performance relative to the benchmark came from an underweight in one stock in the office sector. This holding performed significantly better than expected.

     These results were partly offset by a number of sector weightings that proved successful. Relative performance was boosted by a large overweight in the hotel sector, which benefited from increased business and leisure travel, and by underweights in the industrial, apartment, office and retail sectors, all of which underperformed the index.

     Throughout the period, the fund’s portfolio was diversified across eleven sectors, with nearly 80% of its assets concentrated in five of them.

2005 Annual Report	81
Institutional Class • TIAA-CREF Institutional Mutual Funds

Real Estate Securities Fund	Real estate securities

Investment objective

The fund seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity and fixed-income securities of companies principally engaged in or related to the real estate industry.

Special investment risks

In addition to the risks of any equity or fixed-income investment, the fund is subject to special risks, including real estate investing risks, real estate securities risk, small-cap risk and foreign investment risks. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Dow Jones Wilshire Real Estate Securities Index measures the performance of publicly traded real estate securities, such as real estate investment trusts and real estate operating companies. You cannot invest directly in this index.

Performance as of September 30, 2005	Ticker symbol: TIREX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	since inception[1]

Real Estate Securities Fund Institutional Class	22.87%	26.63%	103.20%

Benchmark:
Dow Jones Wilshire Real Estate Securities Index	29.04	27.45	107.18

Peer group:
Morningstar Specialty Real Estate	26.23	25.93	100.32

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit
www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: October 1, 2002

82	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $20,320 as of September 30, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Institutional Class

Best quarter: 17.20%, for the quarter ended December 31, 2004
Worst quarter: –6.81%, for the quarter ended March 31, 2005

2005 Annual Report	83
Institutional Class • TIAA-CREF Institutional Mutual Funds

Real Estate Securities Fund	Real estate securities

PERFORMANCE

Fund expenses—six months ended September 30, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds. The examples assume $1,000 was invested on April 1, 2005, and held for six months until September 30, 2005. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Real Estate Securities Fund (Institutional Class)—expense example

	Starting fund value (4/1/05)	Ending fund value (9/30/05)	Expenses paid† (4/1/05–9/30/05)

Actual return	$1,000.00	$1,124.15	$0.85
5% annual hypothetical return	1,000.00	1,024.26‡	0.81

†

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.16%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization as of 9/30/2005	Percent of portfolio

Large: over $5 billion	36.63
Middle: $1 billion–$5 billion	25.63
Small: under $1 billion	37.74

Total	100.00

Fund facts

Inception date
Institutional Class	10/1/2002
Net assets (9/30/2005)	$240.81 million

84	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Institutional Class

Social Choice Equity Fund	Socially screened stocks

DISCUSSION

Performance in the twelve months ended September 30, 2005

The Social Choice Equity Fund returned 15.03% for the Institutional Class. The fund’s benchmark, the Russell 3000® Index, returned 14.57%, versus the 13.17% average return of similar funds, as measured by the Morningstar Large Blend category. Neither the benchmark nor the Morningstar category screens investments for social criteria, as the fund does.

Excluded stocks help fund top the benchmark

Because of its social screens, the fund did not invest in several stocks that are sizable components of the benchmark in terms of market capitalization. The exclusion of these stocks produced both positive and negative effects on the fund’s return.

          The chief positive factor in the fund’s performance relative to the benchmark’s was the exclusion of Pfizer. This stock, which is one of the ten largest components of the index in terms of market capitalization, plummeted 16.1% for the period. The fund’s relative return was also helped by the exclusion of other weak performers among the Russell 3000’s largest holdings, including General Electric, which returned 2.8%, and Wal-Mart, which lost 16.6%.

          In contrast, the main negative effect on relative performance came from the exclusion of ExxonMobil, the Russell 3000’s largest holding in terms of market capitalization. This stock gained 34.1% for the period, far outpacing the benchmark’s return. Relative return was also lowered by the exclusion of other substantial holdings that outperformed the index, including ConocoPhillips, up 75.2%, and Altria, the parent company of Philip Morris, up 63.9%.

Additional techniques help manage risk

Since the fund cannot invest in some of the stocks in the Russell 3000, the fund’s managers use statistical techniques to ensure that the risk characteristics of the portfolio resemble those of the index. One method is to overweight or underweight certain stocks relative to each one’s percentage of market capitalization within the benchmark.

          During the period, the fund had overweight holdings in several stocks that outperformed the benchmark, including three energy companies: Devon Energy, EOG Resources and Valero Energy. The fund also had larger-than-benchmark weightings in such financial services stocks as JPMorgan Chase, insurer American International Group and home mortgage provider Fannie Mae, each of which underperformed the Russell 3000 Index and reduced the fund’s return slightly.

2005 Annual Report	85
Institutional Class • TIAA-CREF Institutional Mutual Funds

Social Choice Equity Fund	Socially screened stocks

Investment objective

The fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including the risk of socially screened investing, index risk and foreign investment risks. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Russell 3000® Index measures the performance of the 3,000 largest publicly traded U.S. companies, based on market capitalization. The Russell 3000 Index measures the performance of about 98% of the total market capitalization of the publicly traded U.S. equity market. You cannot invest directly in this index.

Performance as of September 30, 2005	Ticker symbol: TISCX

	Average annual compound rates of total return*			Cumulative rates of total return*

	1 year	5 years	since inception[1]	5 years	since inception[1]

Social Choice Equity Fund Institutional Class	15.03%	–0.25%	0.82%	–1.25%	5.27%

Benchmark:
Russell 3000 Index[2]	14.57	–0.72	1.01	–3.55	6.49

Peer group:
Morningstar Large Blend	13.17	–1.17	0.32	–4.49	3.64

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit
www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: July 1, 1999

[2]	Russell 3000 is a trademark and service mark of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

86	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception July 1, 1999)

An investment of $10,000 in this fund on July 1, 1999, would have grown to $10,527 as of September 30, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns†

Institutional Class

Best quarter: 16.24%, for the quarter ended June 30, 2003
Worst quarter: –16.32%, for the quarter ended September 30, 2002

†	Does not include returns from July 1, 1999, through September 30, 1999

2005 Annual Report	87
Institutional Class • TIAA-CREF Institutional Mutual Funds

Social Choice Equity Fund	Socially screened stocks

PERFORMANCE

Fund expenses—six months ended September 30, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds. The examples assume $1,000 was invested on April 1, 2005, and held for six months until September 30, 2005. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Social Choice Equity Fund (Institutional Class)—expense example

	Starting fund value (4/1/05)	Ending fund value (9/30/05)		Expenses paid† (4/1/05–9/30/05)

Actual return	$1,000.00	$1,074.88		$0.52
5% annual hypothetical return	1,000.00	1,024.56	‡	0.51

†

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.10%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization as of 9/30/2005	Percent of portfolio

Large: over $5 billion	83.81
Middle: $1 billion–$5 billion	11.95
Small: under $1 billion	4.24

Total	100.00

Fund facts

Inception date
Institutional Class	7/1/1999
Net assets (9/30/2005)	$114.49 million

88	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Institutional Class

Bond Fund	Intermediate-term bonds

DISCUSSION

Performance in the twelve months ended September 30, 2005

The Bond Fund returned 2.86% for the Institutional Class, topping the 2.80% return of its benchmark, the Lehman Brothers U.S. Aggregate Index. The average return of similar funds was 2.41%, as measured by the Morningstar Intermediate-Term Bond category.

Inflation fears haunt the bond market

During the first half of the period, bond prices fell—and yields rose—due to strong economic data that sparked worries about inflation. (Bond prices and yields move in opposite directions.)

          In addition, a downgrade of General Motors and Ford bonds to “junk” status roiled the corporate bond market. For the period from October 2004 through March 2005, the fund’s benchmark eked out a 0.47% gain. (The benchmark includes both changes in bond prices and interest payments.)

          In the second half of the period, consumer demand remained solid, and nonfarm employment grew strongly. In September, Hurricane Katrina disrupted a sizable portion of the country’s supply of oil and natural gas, and oil approached $70 a barrel. Consumer prices rose 1.2% in September, the biggest rise in 25 years, and year-over-year inflation reached 4.7% on September 30—nearly double the level twelve months earlier.

          For the second half of the period, the benchmark gained 2.31%. With concerns about inflation intensifying during the twelve-month period, the Federal Reserve Board raised short-term interest rates eight times, from 1.75% to 3.75%. The yield of the two-year Treasury note also rose sharply, climbing 1.56 percentage points. In contrast, the ten-year Treasury note’s yield edged up only 0.20 percentage point and the yield of the 30-year bond actually fell nearly 0.33 percentage point.

          Demand in the U.S. bond market remained fairly strong, with more than $23 billion in new money flowing into taxable bond funds in the first eight months of 2005.

Allocations help the fund top the benchmark

Fund returns benefited by overweighting ten-year agency securities and those at several other maturities, as a reduction in the supply of Fannie Mae bonds drove up their prices. We also overweighted ten-year corporate bonds, which outperformed other parts of the bond market during the period.

          As of September 30, 2005, the fund’s overall option-adjusted duration was 4.40 years, versus 4.36 years for the benchmark. Keeping the fund’s duration in line with the benchmark’s helps reduce the risk that the fund will underperform the benchmark.

2005 Annual Report	89
Institutional Class • TIAA-CREF Institutional Mutual Funds

Bond Fund	Intermediate-term bonds

Investment objective

The fund seeks as favorable a long-term total return through income as is consistent with preserving capital, primarily from investment-grade, fixed-income securities.

Special investment risks

In addition to the risks of any fixed-income investment, the fund is subject to special risks, including foreign investment risks and index risk. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Lehman Brothers U.S. Aggregate Index measures the performance of the U.S. investment-grade, fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. You cannot invest directly in this index.

Performance as of September 30, 2005			Ticker symbol: TIBDX

	Average annual compound rates of total return*			Cumulative rates of total return*

	1 year	5 years	since inception[1]	5 years	since inception[1]

Bond Fund Institutional Class	2.86%	6.71%	6.60%	38.38%	49.16%

Benchmark:
Lehman Brothers U.S. Aggregate Index	2.80	6.62	6.52	37.80	48.44

Peer group:
Morningstar Intermediate-Term Bond	2.41	5.98	5.62	33.77	41.47

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit
www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: July 1, 1999

90	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception July 1, 1999)

An investment of $10,000 in this fund on July 1, 1999, would have grown to $14,916 as of September 30, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns†

Institutional Class

Best quarter: 5.02%, for the quarter ended September 30, 2001
Worst quarter: –2.31%, for the quarter ended June 30, 2004

†	Does not include returns from July 1, 1999, through September 30, 1999

2005 Annual Report	91
Institutional Class • TIAA-CREF Institutional Mutual Funds

Bond Fund	Intermediate-term bonds

PERFORMANCE

Fund expenses—six months ended September 30, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds. The examples assume $1,000 was invested on April 1, 2005, and held for six months until September 30, 2005. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Bond Fund (Institutional Class)—expense example

	Starting fund value (4/1/05)	Ending fund value (9/30/05)		Expenses paid† (4/1/05–9/30/05)

Actual return	$1,000.00	$1,023.19		$0.71
5% annual hypothetical return	1,000.00	1,024.36	‡	0.71

†

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.14%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Fund facts

Inception date Institutional Class	7/1/1999
Net assets (9/30/2005)	$1.46 billion

Holdings by market sector (as of 9/30/2005)

Mortgage-backed securities and CMBS	30.5%
U.S. agency securities	28.7
Corporate bonds	20.2
U.S. Treasury securities	14.9
Yankees*	2.3
Asset-backed securities	2.2
Short-term investments	1.2

Total	100.0

*	Foreign government and corporate bonds denominated in U.S. dollars

Risk characteristics* (as of 9/30/2005)

	Average maturity (in years)	Option-adjusted duration (in years)

Bond Fund	6.75	4.40

Lehman Brothers U.S. Aggregate
Index	7.00	4.36

*	As calculated using an analytical model developed by Lehman Brothers POINT, a widely recognized risk analytic software package

About maturity and duration

The maturity date is the date on which the principal amount of a note, bond or other debt instrument becomes due or payable. Duration is measured in years and indicates the sensitivity of a bond to changes in interest rates: the lower the duration, the lower the bond’s potential volatility and vice versa.

92	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Institutional Class

Inflation-Linked Bond Fund	Inflation-protected bonds

DISCUSSION

Performance in the twelve months ended September 30, 2005

The Inflation-Linked Bond Fund returned 5.19% for the Institutional Class, closely tracking the 5.31% gain of its benchmark, the Lehman Brothers U.S. Treasury Inflation-Protected Securities (TIPS) Index.

Inflation and interest rates rise

During the period, the Federal Reserve raised short-term interest rates eight times, lifting them from 1.75% to 3.75%. As the period wore on, the Fed voiced greater concern about inflationary pressures. Oil prices approached $70 a barrel, and the growing economy added an average of nearly 180,000 jobs per month during the twelve months ended in September. On September 30, year-over-year inflation, as measured by the Consumer Price Index for All Urban Consumers, was 4.7%, compared with 2.5% twelve months earlier.

TIPS suffer as investors seek higher yields

These might seem to be promising conditions for inflation-linked bonds. However, despite higher oil prices, inflation concerns and the uncertainty created by two devastating hurricanes, TIPS lost part of their advantage over other segments of the bond market during the period. Although short-term interest rates rose, the rates offered by bonds with longer maturities declined. In their search for higher returns, investors turned to high-yielding, lower-rated securities, such as corporate bonds.

          During the period, the Lehman TIPS index outperformed the 2.80% rise in the Lehman Brothers U.S. Aggregate Index, which tracks a broad range of government, corporate and mortgage-backed bonds.

Strategies reduce effects of fund expense charges

The slight gap between the fund’s return and that of the benchmark was due to the fund’s expense charges; the index does not include such charges. To try to reduce the effects of the charges on performance, the fund’s managers sought to obtain relative value among inflation-indexed securities. To do this, they bought securities at auction, in the marketplace or in various secondary markets throughout the United States, depending on market conditions.

          As of September 30, 2005, the fund’s overall option-adjusted duration was 8.38 years, compared with the benchmark’s 8.30 years. We generally keep the fund’s duration—a measure of a bond’s sensitivity to interest-rate changes—close to the benchmark’s to reduce the risk that the fund will underperform the benchmark.

2005 Annual Report	93
Institutional Class • TIAA-CREF Institutional Mutual Funds

Inflation-Linked Bond Fund	Inflation-protected bonds

Investment objective

The fund seeks a long-term rate of return that outpaces inflation, primarily through investment in inflation-indexed bonds.

Special investment risks

In addition to the risks of any fixed-income investment, the fund is subject to special risks, including the risks of inflation-indexed bonds and foreign investment risks. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Lehman Brothers U.S. TIPS Index measures the performance of fixed-income securities with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index for All Urban Consumers. You cannot invest directly in this index.

Performance as of September 30, 2005	Ticker symbol: TIILX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	since inception[1]

Inflation-Linked Bond Fund Institutional Class	5.19%	6.45%	20.64%

Benchmark:
Lehman Brothers U.S. Treasury
Inflation-Protected Securities Index	5.31	6.68	21.42

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit
www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: October 1, 2002

94	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $12,064 as of September 30, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Institutional Class

Best quarter: 5.06%, for the quarter ended March 31, 2004
Worst quarter: –3.14%, for the quarter ended June 30, 2004

2005 Annual Report	95
Institutional Class • TIAA-CREF Institutional Mutual Funds

Inflation-Linked Bond Fund	Inflation-protected bonds

PERFORMANCE

Fund expenses—six months ended September 30, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds. The examples assume $1,000 was invested on April 1, 2005, and held for six months until September 30, 2005. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Inflation-Linked Bond Fund (Institutional Class)—expense example

	Starting fund value (4/1/05)	Ending fund value (9/30/05)		Expenses paid† (4/1/05–9/30/05)

Actual return	$1,000.00	$1,028.49		$0.71
5% annual hypothetical return	1,000.00	1,024.36	‡	0.71

†

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.14%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio composition by maturity (as of 9/30/2005)

Percent of invested assets

1–20-Year Bonds	81.4
Over-20-Year Bonds	18.6

Total	100.0

Fund facts

Inception date Institutional Class	10/1/2002
Net assets (9/30/2005)	$325.64 million

96	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Institutional Class

Money Market Fund	Cash equivalents

DISCUSSION

Performance in the twelve months ended September 30, 2005

The Money Market Fund returned 2.68% for the Institutional Class, topping the 2.13% return of the iMoneyNet Money Fund Report Averages™—All Taxable, a simple average of over 1,000 taxable money market funds.

          In June 2004 the Federal Reserve Board initiated a tighter monetary policy, declaring the first of eleven quarter-point increases in short-term rates. Eight of those hikes occurred during the twelve months covered by this report. On September 30, 2005, the federal funds rate stood at a four-year high of 3.75%. Short-term rates rose in step with the federal funds rate, while longer maturities decreased, causing the yield curve to flatten and touching off fears of deflation.

          Spiraling oil prices that approached $70 a barrel restrained economic growth, though core inflation remained largely in check. Mixed economic signals confounded the stock and bond markets.

LIBOR curve flattens

During the twelve-month period, the LIBOR (London Interbank Offered Rate) curve flattened. (LIBOR is the rate of interest that banks pay to borrow money from one another on the London market. The prices of many money market securities are based on the LIBOR curve.) Corporate spreads narrowed to historic lows in March 2005 before widening later in the fiscal year. On September 30, 2005, corporate spreads remained slightly narrower than one year earlier.

Fund strategies boost returns

Against this backdrop, the fund benefited by focusing on investments with shorter maturities. This strategy gave it the flexibility to add the higher-paying instruments that continually became available as the Federal Reserve increased interest rates.

          The fund also continued to hold substantial amounts of commercial paper, which generally offered higher returns without significant additional risk. On September 30, 2005, commercial paper constituted 77.1% of the portfolio.

          The fund also held certificates of deposit (9.6%) and Yankee certificates of deposit (9.4%), which are issued by foreign banks to U.S. investors. The fund largely avoided agency issues, whose prices rose sharply as supply declined.

          On September 30, 2005, foreign securities made up 15.6% of the fund’s assets.

          During the period, the weighted average maturity of the fund fluctuated between 31 and 48 days. At the end of September, it stood at 40 days, versus 36 days for the average iMoneyNet fund.

2005 Annual Report	97
Institutional Class • TIAA-CREF Institutional Mutual Funds

Money Market Fund	Cash equivalents

Investment objective

The fund seeks high current income consistent with maintaining liquidity and preserving capital.

Special investment risks

The fund is subject to special risks, including income volatility risk, market risk, company risk, credit risk, interest-rate risk, prepayment risk, extension risk and foreign investment risks. An investment in the fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other U.S. government agency. We will attempt to maintain a stable net asset value of $1.00 per share for this fund, but it is possible to lose money by investing in the fund.For a further discussion of risk, please see page 6.

Yield and average maturity

	Net annualized yield (for the 7 days ended 9/27/2005)		Average maturity (as of 9/27/2005)

	Current yield	Effective yield	In days

Money Market Fund	3.65%	3.71%	42

iMoneyNet Money Fund Report AveragesTM—All Taxable	3.10	3.15	36

Performance as of September 30, 2005			Ticker symbol: TCIXX

	Average annual compound rates of total return*			Cumulative rates of total return*

	1 year	5 years	since inception[1]	5 years	since inception[1]

Money Market Fund Institutional Class	2.68%	2.41%	3.11%	12.65%	21.16%

iMoneyNet Money Fund Report Averages—All Taxable	2.13	1.95	2.64	10.06	17.56

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit
www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: July 1, 1999

98	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception July 1, 1999)

An investment of $10,000 in this fund on July 1, 1999, would have grown to $12,116 as of September 30, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns†

Institutional Class

Best quarter: 1.65%, for the quarter ended December 31, 2000
Worst quarter: 0.25%, for the quarter ended March 31, 2004

†	Does not include returns from July 1, 1999, through September 30, 1999

2005 Annual Report	99
Institutional Class • TIAA-CREF Institutional Mutual Funds

Money Market Fund	Cash equivalents

PERFORMANCE

Fund expenses—six months ended September 30, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds. The examples assume $1,000 was invested on April 1, 2005, and held for six months until September 30, 2005. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Money Market Fund (Institutional Class)—expense example
	Starting fund value (4/1/05)	Ending fund value (9/30/05)		Expenses paid† (4/1/05–9/30/05)

Actual return	$1,000.00	$1,015.55		$0.45
5% annual hypothetical return	1,000.00	1,024.61	‡	0.46

†

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.09%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Asset allocation (as of 9/30/2005)

Percent of portfolio

Commercial paper	77.1
Certificates of deposit	19.0
U.S. government and agency securities	2.4
Floating-rate securities	1.5

Total	100.0

Fund facts

Inception date Institutional Class	7/1/1999
Net assets (9/30/2005)	$200.54 million

100	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Institutional Class

Growth Equity Fund	Summary portfolio of investments September 30, 2005

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	APPAREL AND ACCESSORY STORES
*	Kohl’s Corp	28,462	$1,428,223	1.23%

			1,428,223	1.23

	APPAREL AND OTHER TEXTILE PRODUCTS		412,561	0.35

	BUILDING MATERIALS AND GARDEN SUPPLIES
	Lowe’s Cos, Inc	25,908	1,668,475	1.44

			1,668,475	1.44

	BUSINESS SERVICES
	Adobe Systems, Inc	47,147	1,407,338	1.21
*	eBay, Inc	44,206	1,821,287	1.57
*	Electronic Arts, Inc	25,579	1,455,189	1.26
*	Google, Inc (Class A)	8,213	2,599,086	2.24
*	Juniper Networks, Inc	48,168	1,145,917	0.99
	Microsoft Corp	78,058	2,008,432	1.73
	SAP AG., ADR	25,686	1,112,974	0.96
	Other		3,483,327	3.01

			15,033,550	12.97

	CHEMICALS AND ALLIED PRODUCTS
*	Amgen, Inc	40,490	3,225,838	2.78
*	Genentech, Inc	20,526	1,728,495	1.49
*	Genzyme Corp	15,891	1,138,431	0.98
	Gillette Co	57,557	3,349,817	2.89
	Eli Lilly & Co	28,530	1,526,926	1.32
	Procter & Gamble Co	31,841	1,893,266	1.63
	Schering-Plough Corp	70,686	1,487,940	1.29
*	Sepracor, Inc	26,114	1,540,465	1.33
	Teva Pharmaceutical Industries Ltd, ADR	53,072	1,773,666	1.53
	Other		844,021	0.73

			18,508,865	15.97

	COMMUNICATIONS
	Sprint Nextel Corp	47,988	1,141,155	0.98
	Other		1,462,805	1.26

			2,603,960	2.24

	EATING AND DRINKING PLACES		482,195	0.41

	ELECTRIC, GAS, AND SANITARY SERVICES		985,979	0.85

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
	Analog Devices, Inc	43,352	1,610,093	1.39
*	Cisco Systems, Inc	116,079	2,081,296	1.80
	General Electric Co	186,663	6,284,943	5.42
	Intel Corp	57,293	1,412,272	1.22
	Motorola, Inc	98,796	2,182,404	1.88
	Qualcomm, Inc	80,002	3,580,090	3.09
	Xilinx, Inc	43,041	1,198,692	1.03

	2005 Annual Report	101
SEE NOTES TO FINANCIAL STATEMENTS	Institutional Class • TIAA-CREF Institutional Mutual Funds

Growth Equity Fund	Summary portfolio of investments September 30, 2005	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT—(continued)
	Other		$4,407,178	3.80%

			22,756,968	19.63

	FOOD AND KINDRED PRODUCTS
	PepsiCo, Inc	45,454	2,577,696	2.22
	Other		818,324	0.71

			3,396,020	2.93

	FURNITURE AND HOMEFURNISHINGS STORES
*	Bed Bath & Beyond, Inc	36,907	1,482,923	1.28

			1,482,923	1.28

	GENERAL MERCHANDISE STORES
	Target Corp	23,922	1,242,270	1.07
	Other		728,814	0.63

			1,971,084	1.70

	HEALTH SERVICES
*	Caremark Rx, Inc	39,304	1,962,449	1.69
*	Express Scripts, Inc	22,978	1,429,232	1.23

			3,391,681	2.92

	HOLDING AND OTHER INVESTMENT OFFICES		610,401	0.53

	HOTELS AND OTHER LODGING PLACES
	Starwood Hotels & Resorts Worldwide, Inc	15,808	1,124,877	0.97
	Other		520,241	0.45

			1,645,118	1.42

	INDUSTRIAL MACHINERY AND EQUIPMENT
	Applied Materials, Inc	69,165	1,173,038	1.01
*	Dell, Inc	82,398	2,818,012	2.43
	Other		2,060,057	1.78

			6,051,107	5.22

	INSTRUMENTS AND RELATED PRODUCTS
	Johnson & Johnson	31,523	1,994,775	1.72
	Medtronic, Inc	49,353	2,646,308	2.28
*	St. Jude Medical, Inc	52,694	2,466,079	2.13
*	Zimmer Holdings, Inc	19,782	1,362,782	1.18

			8,469,944	7.31

	INSURANCE CARRIERS
	Progressive Corp	12,072	1,264,783	1.09
*	WellPoint, Inc	13,539	1,026,527	0.89
	Other		687,053	0.59

			2,978,363	2.57

	LEATHER AND LEATHER PRODUCTS
*	Coach, Inc	33,132	1,039,020	0.90

			1,039,020	0.90

	METAL MINING		995,052	0.86

102	2005 Annual Report
	TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Growth Equity Fund	Summary portfolio of investments September 30, 2005	continued

COMPANY		SHARES	VALUE	% OF NET ASSETS

MISCELLANEOUS RETAIL			$518,815	0.45%

MOTION PICTURES
News Corp (Class A)		71,337	1,112,144	0.96

			1,112,144	0.96

NONDEPOSITORY INSTITUTIONS
American Express Co		45,754	2,628,110	2.27
Other			909,842	0.78

			3,537,952	3.05

OIL AND GAS EXTRACTION
Baker Hughes, Inc		19,744	1,178,322	1.02
Halliburton Co		17,967	1,231,099	1.06
Other			404,094	0.35

			2,813,515	2.43

PETROLEUM AND COAL PRODUCTS
EOG Resources, Inc		15,053	1,127,470	0.97
Other			747,675	0.65

			1,875,145	1.62

PRIMARY METAL INDUSTRIES			787,871	0.68

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS			—	0.00 **

SECURITY AND COMMODITY BROKERS
Goldman Sachs Group, Inc		11,938	1,451,422	1.25
Other			699,400	0.60

			2,150,822	1.85

TRANSPORTATION BY AIR			494,876	0.43

TRANSPORTATION EQUIPMENT
Boeing Co		17,108	1,162,489	1.00
United Technologies Corp		42,537	2,205,118	1.90
Other			968,666	0.84

			4,336,273	3.74

WATER TRANSPORTATION			759,446	0.65

WHOLESALE TRADE-NONDURABLE GOODS
Nike, Inc (Class B)		20,249	1,653,938	1.43
Other			1,615	0.00 **

			1,655,553	1.43

TOTAL COMMON STOCKS	(Cost $107,611,363)		115,953,901	100.02

TOTAL PORTFOLIO	(Cost $107,611,363)		115,953,901	100.02%
OTHER ASSETS & LIABILITIES, NET			(28,513)	(0.02)

NET ASSETS			$115,925,388	100.00%

*	Non-income producing
**	Percentage represents less than 0.01%. ABBREVIATION: ADR—American Depositary Receipt

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At September 30, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $108,550,107. Net unrealized appreciation of portfolio investments aggregated $7,403,794 of which $12,357,035 related to appreciated portfolio investments and $4,953,241 related to depreciated portfolio investments.

	2005 Annual Report	103
SEE NOTES TO FINANCIAL STATEMENTS	Institutional Class • TIAA-CREF Institutional Mutual Funds

Growth & Income Fund	Summary portfolio of investments September 30, 2005

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	APPAREL AND ACCESSORY STORES		$700,043	0.35%

	BUILDING MATERIALS AND GARDEN SUPPLIES		594,526	0.30

	BUSINESS SERVICES
	Automatic Data Processing, Inc	40,204	1,730,380	0.86
	Microsoft Corp	178,885	4,602,711	2.30
	Other		7,830,122	3.92

			14,163,213	7.08

	CHEMICALS AND ALLIED PRODUCTS
*	Amgen, Inc	21,542	1,716,251	0.86
	AstraZeneca plc, ADR	34,800	1,639,080	0.82
	Gillette Co	51,615	3,003,993	1.50
	Pfizer, Inc	86,739	2,165,873	1.08
	Schering-Plough Corp	117,700	2,477,585	1.24
	Teva Pharmaceutical Industries Ltd, ADR	51,638	1,725,742	0.86
	Wyeth	61,787	2,858,884	1.43
	Other		8,608,279	4.31

			24,195,687	12.10

	COMMUNICATIONS
	Sprint Nextel Corp	95,984	2,282,500	1.14
	Other		2,134,253	1.07

			4,416,753	2.21

	DEPOSITORY INSTITUTIONS
	Bank of America Corp	110,456	4,650,198	2.33
	Citigroup, Inc	66,943	3,047,245	1.52
	JPMorgan Chase & Co	90,679	3,076,739	1.54
	Northern Trust Corp	64,928	3,282,110	1.64
	US Bancorp	81,729	2,294,950	1.15
	Other		1,805,430	0.90

			18,156,672	9.08

	EATING AND DRINKING PLACES
	Brinker International, Inc	81,755	3,070,718	1.54

			3,070,718	1.54

	ELECTRIC, GAS, AND SANITARY SERVICES
*	Allegheny Energy, Inc	63,300	1,944,576	0.97
	Exelon Corp	33,904	1,811,830	0.91
	FPL Group, Inc	33,967	1,616,829	0.81
	Other		939,253	0.47

			6,312,488	3.16

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Cisco Systems, Inc	157,306	2,820,497	1.41
	General Electric Co	196,465	6,614,977	3.31
	Honeywell International, Inc	49,757	1,865,887	0.93
	Intel Corp	101,535	2,502,838	1.25
	Motorola, Inc	112,619	2,487,754	1.25

104	2005 Annual Report
	TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Growth & Income Fund	Summary portfolio of investments September 30, 2005	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT—(continued)
	Qualcomm, Inc	58,850	$2,633,537	1.32%
	Other		5,463,976	2.73

			24,389,466	12.20

	FOOD AND KINDRED PRODUCTS
	PepsiCo, Inc	57,571	3,264,851	1.63
	Other		1,314,747	0.66

			4,579,598	2.29

	FOOD STORES		1,012,765	0.51

	FURNITURE AND HOMEFURNISHINGS STORES
*	Bed Bath & Beyond, Inc	44,135	1,773,344	0.89
	Other		1,906,624	0.95

			3,679,968	1.84

	GENERAL MERCHANDISE STORES
	Wal-Mart Stores, Inc	48,098	2,107,654	1.06
	Other		1,225,548	0.61

			3,333,202	1.67

	HEALTH SERVICES
*	Coventry Health Care, Inc	38,892	3,345,490	1.67
*	Express Scripts, Inc	28,437	1,768,781	0.89
	Other		858,118	0.43

			5,972,389	2.99

	HEAVY CONSTRUCTION, EXCEPT BUILDING		1,228,678	0.61

	HOLDING AND OTHER INVESTMENT OFFICES		1,934,174	0.97

	HOTELS AND OTHER LODGING PLACES
	Hilton Hotels Corp	100,044	2,232,982	1.12

			2,232,982	1.12

	INDUSTRIAL MACHINERY AND EQUIPMENT
	Hewlett-Packard Co	103,446	3,020,623	1.51
	International Business Machines Corp	38,495	3,088,069	1.54
	Other		3,148,259	1.58

			9,256,951	4.63

	INSTRUMENTS AND RELATED PRODUCTS
	Johnson & Johnson	35,996	2,277,827	1.14
	Other		3,783,272	1.89

			6,061,099	3.03

	INSURANCE CARRIERS
	American International Group, Inc	79,310	4,914,048	2.46
	St. Paul Travelers Cos, Inc	55,362	2,484,093	1.24
	Other		2,385,399	1.19

			9,783,540	4.89

	METAL MINING		1,282,907	0.64

	2005 Annual Report	105
SEE NOTES TO FINANCIAL STATEMENTS	Institutional Class • TIAA-CREF Institutional Mutual Funds

Growth & Income Fund	Summary portfolio of investments September 30, 2005	continued

				% OF NET
COMPANY		SHARES	VALUE	ASSETS

MISCELLANEOUS RETAIL			$417,247	0.21%

MOTION PICTURES
Time Warner, Inc		135,977	2,462,544	1.23
Other			2,461,789	1.23

			4,924,333	2.46

NONDEPOSITORY INSTITUTIONS
American Express Co		39,026	2,241,653	1.12
Fannie Mae		37,169	1,665,915	0.83
SLM Corp		33,092	1,775,055	0.89

			5,682,623	2.84

OIL AND GAS EXTRACTION
ENSCO International, Inc		45,117	2,102,001	1.05
Halliburton Co		23,493	1,609,740	0.81
Other			1,493,695	0.75

			5,205,436	2.61

PETROLEUM AND COAL PRODUCTS
ConocoPhillips		38,618	2,699,784	1.35
EOG Resources, Inc		29,199	2,187,005	1.09
Exxon Mobil Corp		113,804	7,231,106	3.62
Other			2,164,312	1.08

			14,282,207	7.14

PRINTING AND PUBLISHING			1,047,295	0.52

RAILROAD TRANSPORTATION			1,284,475	0.64

SECURITY AND COMMODITY BROKERS
Lehman Brothers Holdings, Inc		18,574	2,163,500	1.08
Morgan Stanley		32,561	1,756,340	0.88
Other			296,015	0.15

			4,215,855	2.11

TOBACCO PRODUCTS
Altria Group, Inc		115,554	8,517,485	4.26

			8,517,485	4.26

TRANSPORTATION EQUIPMENT
Boeing Co		26,086	1,772,544	0.89
Northrop Grumman Corp		43,100	2,342,485	1.17
Other			1,063,995	0.53

			5,179,024	2.59

TRANSPORTATION SERVICES			1,291,141	0.65

WHOLESALE TRADE-DURABLE GOODS			400,193	0.20

WHOLESALE TRADE-NONDURABLE GOODS			797,510	0.40

TOTAL COMMON STOCKS	(Cost $185,122,707)		199,602,643	99.84

106	2005 Annual Report
	TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Growth & Income Fund	Summary portfolio of investments September 30, 2005	concluded

				% OF NET
	COMPANY		VALUE	ASSETS

	SHORT-TERM INVESTMENTS

†	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES		$120,000	0.06%

	TOTAL SHORT-TERM INVESTMENTS	(Cost $119,979)	120,000	0.06

	TOTAL PORTFOLIO	(Cost $185,242,686)	199,722,643	99.90%
	OTHER ASSETS & LIABILITIES, NET		207,688	0.10

	NET ASSETS		$199,930,331	100.00%

*	Non-income producing

†	Notes have a rate of 3.180% and mature 10/03/05.

ABBREVIATION:

ADR—American Depositary Receipt

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At September 30, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $187,539,828. Net unrealized appreciation of portfolio investments aggregated $12,182,815 of which $18,333,984 related to appreciated portfolio investments and $6,151,169 related to depreciated portfolio investments.

	2005 Annual Report	107
SEE NOTES TO FINANCIAL STATEMENTS	Institutional Class • TIAA-CREF Institutional Mutual Funds

International Equity Fund	Summary portfolio of investments September 30, 2005

			% OF NET
COMPANY	SHARES	VALUE	ASSETS

COMMON STOCKS

APPAREL AND OTHER TEXTILE PRODUCTS		$2,855,161	0.32%

AUTO REPAIR, SERVICES AND PARKING		972,419	0.11

AUTOMOTIVE DEALERS AND SERVICE STATIONS		1,321,652	0.15

BUILDING MATERIALS AND GARDEN SUPPLIES
Wolseley plc	595,616	12,633,918	1.40

		12,633,918	1.40

BUSINESS SERVICES
Cintra Concesiones de Infraestructuras de Transporte S.A.	1,864,089	25,688,230	2.85
Other		11,577,120	1.29

		37,265,350	4.14

CHEMICALS AND ALLIED PRODUCTS
AstraZeneca plc	145,500	6,782,599	0.75
GlaxoSmithKline plc	280,570	7,157,461	0.79
Lonza Group AG.	306,237	18,147,378	2.02
Novartis AG.	210,369	10,712,216	1.19
Reckitt Benckiser plc	618,131	18,885,365	2.10
Sanofi-Aventis	94,170	7,805,605	0.87
Sekisui Chemical Co Ltd	686,000	4,896,541	0.54
Takeda Pharmaceutical Co Ltd	91,400	5,451,421	0.61
Other		20,035,049	2.23

		99,873,635	11.10

COMMUNICATIONS
Royal KPN NV	2,176,547	19,576,191	2.18
Vodafone Group plc	2,357,587	6,151,942	0.68
Other		11,357,663	1.26

		37,085,796	4.12

DEPOSITORY INSTITUTIONS
BNP Paribas	60,682	4,627,450	0.51
Bayerische Hypo-und Vereinsbank AG.	707,898	20,005,509	2.22
Depfa Bank plc	1,031,882	16,608,584	1.85
HSBC Holdings plc	305,237	4,951,754	0.55
Mizuho Financial Group. Inc	693	4,414,558	0.49
Royal Bank of Scotland Group plc	277,167	7,889,511	0.88
Shinsei Bank Ltd	703,000	4,434,842	0.49
UBS AG.	280,842	23,961,699	2.66
Other		21,104,477	2.35

		107,998,384	12.00

ELECTRIC, GAS, AND SANITARY SERVICES		4,971,196	0.55

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
Nokia Oyj	293,792	4,937,693	0.55
Other		21,075,957	2.34

		26,013,650	2.89

108	2005 Annual Report
	TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

International Equity Fund	Summary portfolio of investments September 30, 2005	continued

			% OF NET
COMPANY	SHARES	VALUE	ASSETS

FABRICATED METAL PRODUCTS
NHK Spring Co Ltd	249,000	$1,827,846	0.20%

		1,827,846	0.20

FOOD AND KINDRED PRODUCTS
Groupe Danone	196,636	21,253,704	2.36
Nisshin Oillio Group Ltd	1,053,000	6,243,303	0.69
Other		3,222,755	0.36

		30,719,762	3.41

FOOD STORES		319,405	0.03

GENERAL BUILDING CONTRACTORS		6,832,066	0.76

HEAVY CONSTRUCTION, EXCEPT BUILDING
Vinci S.A.	369,080	31,882,914	3.54
Other		251,700	0.03

		32,134,614	3.57

HOLDING AND OTHER INVESTMENT OFFICES
iShares MSCI EAFE Index Fund	300,000	17,430,000	1.94
Julius Baer Holding AG.	325,481	25,573,958	2.84
Nobel Biocare Holding AG.	87,255	20,642,059	2.29
Orient Corp	2,163,000	9,885,601	1.10
Sumitomo Corp	383,000	4,048,297	0.45
Other		7,113,058	0.79

		84,692,973	9.41

HOTELS AND OTHER LODGING PLACES
Accor S.A.	718,505	36,400,483	4.05

		36,400,483	4.05

INDUSTRIAL MACHINERY AND EQUIPMENT
Futuris Corp Ltd	2,420,447	3,900,071	0.43
Komatsu Ltd	433,000	5,906,282	0.66
Rheinmetall AG.	482,517	31,996,068	3.55
Other		4,199,281	0.47

		46,001,702	5.11

INSTRUMENTS AND RELATED PRODUCTS		2,312,890	0.26

INSURANCE CARRIERS		10,148,048	1.13

LOCAL AND INTERURBAN PASSENGER TRANSIT		2,074,678	0.23

METAL MINING
BHP Billiton Ltd	357,590	6,075,890	0.67
Other		4,289,892	0.48

		10,365,782	1.15

MISCELLANEOUS RETAIL		2,650,043	0.29

	2005 Annual Report	109
SEE NOTES TO FINANCIAL STATEMENTS	Institutional Class • TIAA-CREF Institutional Mutual Funds

International Equity Fund	Summary portfolio of investments September 30, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	NONDEPOSITORY INSTITUTIONS
	Deutsche Postbank AG.	368,509	$20,219,771	2.25%
	Hypo Real Estate Holding AG.	494,866	25,094,480	2.79
	Other		8,021,409	0.89

			53,335,660	5.93

	OIL AND GAS EXTRACTION
	PetroChina Co Ltd (Class H)	5,733,000	4,803,519	0.53
	Other		3,818,283	0.43

			8,621,802	0.96

	PAPER AND ALLIED PRODUCTS		5,444,568	0.61

	PETROLEUM AND COAL PRODUCTS
	BP plc	1,298,915	15,476,432	1.72
	ENI S.p.A.	585,257	17,435,751	1.94
	Fortum Oyj	1,429,550	28,783,071	3.20
	Nippon Oil Corp	490,000	4,344,891	0.48
	Royal Dutch Shell plc (A Shares)	218,248	7,239,425	0.80
	Repsol YPF S.A.	254,480	8,271,701	0.92
	Total S.A.	17,248	4,722,557	0.53
	Other		128,686	0.01

			86,402,514	9.60

	PRIMARY METAL INDUSTRIES
	NEOMAX Co Ltd	271,000	7,699,135	0.86
	Other		2,969,296	0.33

			10,668,431	1.19

	RAILROAD TRANSPORTATION		2,313,329	0.26

	REAL ESTATE		4,186,892	0.46

	SECURITY AND COMMODITY BROKERS		5,664,056	0.63

	STONE, CLAY, AND GLASS PRODUCTS
	Holcim Ltd	285,120	19,008,000	2.11
	Other		8,112,254	0.90

			27,120,254	3.01

	TRANSPORTATION BY AIR		907,199	0.10

	TRANSPORTATION EQUIPMENT
	DaimlerChrysler AG.	616,161	32,790,485	3.65
*	Fiat S.p.A.	2,842,835	25,500,336	2.83
	Toyota Motor Corp	305,400	14,011,646	1.56
	Other		4,163,357	0.46

			76,465,824	8.50

	TRANSPORTATION SERVICES		1,249,833	0.14

	WATER TRANSPORTATION		2,776,857	0.31

110	2005 Annual Report
	TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

International Equity Fund	Summary portfolio of investments September 30, 2005	concluded

	COMPANY		SHARES	VALUE	% OF NET ASSETS

	WHOLESALE TRADE-DURABLE GOODS
	Terumo Corp		165,800	$5,339,421	0.59%

				5,339,421	0.59

	WHOLESALE TRADE-NONDURABLE GOODS			800,680	0.09

	TOTAL COMMON STOCKS	(Cost $753,804,460)		888,768,773	98.76

	SHORT-TERM INVESTMENTS
†	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES			2,390,000	0.27

	TOTAL SHORT-TERM INVESTMENTS	(Cost $2,389,578)		2,390,000	0.27

	TOTAL PORTFOLIO	(Cost $756,194,038)		891,158,773	99.03%
	OTHER ASSETS & LIABILITIES, NET			8,717,747	0.97

	NET ASSETS			$899,876,520	100.00%

*	Non-income producing

†	Notes have a rate of 3.180% and mature 10/03/05.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At September 30, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $760,363,947. Net unrealized appreciation of portfolio investments aggregated $130,794,826 of which $139,237,711 related to appreciated portfolio investments and $8,442,885 related to depreciated portfolio investments.

	2005 Annual Report	111
SEE NOTES TO FINANCIAL STATEMENTS	Institutional Class • TIAA-CREF Institutional Mutual Funds

International Equity Fund	Summary of market values by country September 30, 2005

		VALUE	%

UNITED STATES OF AMERICA		$19,826,560	2.22%

	DOMESTIC	19,826,560	2.22

FOREIGN
AUSTRALIA		40,679,913	4.57
FINLAND		33,720,764	3.78
FRANCE		110,464,326	12.40
GERMANY		151,608,325	17.01
HONG KONG		17,738,473	1.99
INDIA		5,822,603	0.65
ITALY		45,115,472	5.06
JAPAN		196,081,512	22.00
NETHERLANDS		19,576,191	2.20
NEW ZEALAND		1,163,572	0.13
SINGAPORE		5,411,671	0.61
SPAIN		33,959,931	3.81
SWEDEN		1,227,296	0.14
SWITZERLAND		121,090,160	13.59
TAIWAN (REPUBLIC OF CHINA)		375,364	0.04
UNITED KINGDOM		87,296,640	9.80

	TOTAL FOREIGN	871,332,213	97.78

	TOTAL PORTFOLIO	$891,158,773	100.00

112	2005 Annual Report
	TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Large-Cap Value Fund	Summary portfolio of investments September 30, 2005

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	AMUSEMENT AND RECREATION SERVICES		$3,312,054	0.61%

	APPAREL AND ACCESSORY STORES		815,085	0.15

	APPAREL AND OTHER TEXTILE PRODUCTS		975,628	0.18

	AUTO REPAIR, SERVICES AND PARKING
	Lear Corp	103,435	3,513,687	0.64

			3,513,687	0.64

	BUSINESS SERVICES		5,440,425	0.99

	CHEMICALS AND ALLIED PRODUCTS
	Colgate-Palmolive Co	100,152	5,287,024	0.97
	Merck & Co, Inc	196,565	5,348,534	0.98
	Pfizer, Inc	357,114	8,917,137	1.63
*	Rhodia S.A., ADR	2,036,606	4,052,846	0.74
	Wyeth	220,761	10,214,611	1.87
	Other		11,913,288	2.18

			45,733,440	8.37

	COMMUNICATIONS
	BellSouth Corp	203,029	5,339,663	0.98
	SBC Communications, Inc	236,119	5,659,772	1.03
	Sprint Nextel Corp	188,403	4,480,223	0.82
	Verizon Communications, Inc	180,618	5,904,402	1.08
	Other		5,606,999	1.03

			26,991,059	4.94

	DEPOSITORY INSTITUTIONS
	Bank of America Corp	406,850	17,128,385	3.14
	Citigroup, Inc	481,547	21,920,019	4.01
	Hudson City Bancorp, Inc	722,789	8,601,189	1.58
	JPMorgan Chase & Co	449,262	15,243,460	2.79
	Northern Trust Corp	113,807	5,752,944	1.05
	SunTrust Banks, Inc	76,185	5,291,048	0.97
	Washington Mutual, Inc	274,481	10,765,145	1.97
	Wells Fargo & Co	158,682	9,294,005	1.70
	Other		10,545,824	1.93

			104,542,019	19.14

	EATING AND DRINKING PLACES
	Brinker International, Inc	228,356	8,577,051	1.57

			8,577,051	1.57

	ELECTRIC, GAS, AND SANITARY SERVICES
*	Allegheny Energy, Inc	212,586	6,530,642	1.19
	FPL Group, Inc	83,951	3,996,068	0.73
	Other		24,232,730	4.44

			34,759,440	6.36

	2005 Annual Report	113
SEE NOTES TO FINANCIAL STATEMENTS	Institutional Class • TIAA-CREF Institutional Mutual Funds

Large-Cap Value Fund	Summary portfolio of investments September 30, 2005	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
	Honeywell International, Inc	209,733	$7,864,988	1.44%
	Other		17,086,196	3.13

			24,951,184	4.57

	FABRICATED METAL PRODUCTS
	Illinois Tool Works, Inc	78,408	6,455,331	1.18

			6,455,331	1.18

	FOOD AND KINDRED PRODUCTS		3,271,167	0.60

	GENERAL MERCHANDISE STORES		196,002	0.04

	HEALTH SERVICES
*	Tenet Healthcare Corp	373,640	4,195,977	0.77
	Other		1,137,394	0.21

			5,333,371	0.98

	HEAVY CONSTRUCTION, EXCEPT BUILDING
*	Alstom Group	92,792	4,419,050	0.81

			4,419,050	0.81

	HOLDING AND OTHER INVESTMENT OFFICES		597	0.00	**

	HOTELS AND OTHER LODGING PLACES
	Accor S.A.	76,963	3,899,055	0.71

			3,899,055	0.71

	INDUSTRIAL MACHINERY AND EQUIPMENT
*	Brocade Communications Systems, Inc	943,218	3,848,329	0.70
	Deere & Co	69,419	4,248,443	0.78
	Hewlett-Packard Co	467,848	13,661,162	2.50

			21,757,934	3.98

	INSTRUMENTS AND RELATED PRODUCTS
	Eastman Kodak Co	144,054	3,504,834	0.64
	Other		3,390,281	0.62

			6,895,115	1.26

	INSURANCE AGENTS, BROKERS AND SERVICE
	Marsh & McLennan Cos, Inc	304,367	9,249,713	1.69

			9,249,713	1.69

	INSURANCE CARRIERS
	American International Group, Inc	159,567	9,886,771	1.81
	St. Paul Travelers Cos, Inc	230,623	10,348,054	1.89
	Other		16,017,578	2.93

			36,252,403	6.63

	METAL MINING		2,904,892	0.53

114	2005 Annual Report
	TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Large-Cap Value Fund	Summary portfolio of investments September 30, 2005	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	MISCELLANEOUS RETAIL
*	Rite Aid Corp	1,181,805	$4,585,403	0.84%
*	Sears Holdings Corp	73,105	9,095,724	1.66
	Other		2,000,117	0.37

			15,681,244	2.87

	MOTION PICTURES
	Time Warner, Inc	699,137	12,661,371	2.32
	Viacom, Inc (Class B)	297,904	9,833,811	1.80
	Other		478,435	0.09

			22,973,617	4.21

	NONDEPOSITORY INSTITUTIONS
	Fannie Mae	182,179	8,165,263	1.50
	Other		1,100,586	0.20

			9,265,849	1.70

	OIL AND GAS EXTRACTION
	Devon Energy Corp	91,431	6,275,824	1.15
	Petroleo Brasileiro S.A., ADR	69,059	4,937,028	0.90
	Schlumberger Ltd	53,060	4,477,203	0.82
	Other		4,645,310	0.85

			20,335,365	3.72

	PAPER AND ALLIED PRODUCTS
	Georgia-Pacific Corp	122,368	4,167,854	0.76
	Other		3,069,959	0.56

			7,237,813	1.32

	PETROLEUM AND COAL PRODUCTS
	Chevron Corp	281,866	18,245,186	3.34
	ConocoPhillips	99,550	6,959,541	1.27
	Exxon Mobil Corp	416,672	26,475,339	4.85
	Other		2,520,977	0.46

			54,201,043	9.92

	RAILROAD TRANSPORTATION
	Union Pacific Corp	60,415	4,331,756	0.79

			4,331,756	0.79

	REAL ESTATE		103,403	0.02

	SECURITY AND COMMODITY BROKERS
	Morgan Stanley	225,015	12,137,309	2.22
	Nomura Holdings, Inc	236,500	3,674,577	0.67
	Other		7,156,119	1.31

			22,968,005	4.20

	STONE, CLAY, AND GLASS PRODUCTS		96,277	0.02

	2005 Annual Report	115
SEE NOTES TO FINANCIAL STATEMENTS	Institutional Class • TIAA-CREF Institutional Mutual Funds

Large-Cap Value Fund	Summary portfolio of investments September 30, 2005	concluded

COMPANY		SHARES	VALUE	% OF NET ASSETS

TOBACCO PRODUCTS
Altria Group, Inc		215,510	$15,885,242	2.91%

			15,885,242	2.91

TRANSPORTATION BY AIR			199,066	0.04

TRANSPORTATION EQUIPMENT			4,847,995	0.89

TRANSPORTATION SERVICES			1,074,178	0.20

WHOLESALE TRADE-NONDURABLE GOODS
Cardinal Health, Inc		114,454	7,260,962	1.33
Other			112,640	0.02

			7,373,602	1.35

TOTAL COMMON STOCKS	(Cost $513,463,830)		546,820,157	100.09

TOTAL PORTFOLIO	(Cost $513,463,830)		546,820,157	100.09%
OTHER ASSETS & LIABILITIES, NET			(497,029)	(0.09)

NET ASSETS			$546,323,128	100.00%

*	Non-income producing.

**	Percentage represents less than 0.01%.

ABBREVIATION:

ADR—American Depositary Receipt

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At September 30, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $514,882,302. Net unrealized appreciation of portfolio investments aggregated $31,937,855 of which $49,923,619 related to appreciated portfolio investments and $17,985,764 related to depreciated portfolio investments.

116	2005 Annual Report
	TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Growth Fund	Summary portfolio of investments September 30, 2005

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	AMUSEMENT AND RECREATION SERVICES		$1,355,697	0.63%

	APPAREL AND ACCESSORY STORES		2,514,137	1.17

	APPAREL AND OTHER TEXTILE PRODUCTS		5,802	0.00	**

	BUILDING MATERIALS AND GARDEN SUPPLIES
	Sherwin-Williams Co	42,903	1,890,735	0.88

			1,890,735	0.88

	BUSINESS SERVICES
*	Cogent, Inc	84,814	2,014,333	0.94
*	Cognizant Technology Solutions Corp	53,878	2,510,176	1.17
*	McAfee, Inc	65,873	2,069,730	0.96
*	VeriSign, Inc	104,565	2,234,554	1.04
	Other		15,203,476	7.06

			24,032,269	11.17

	CHEMICALS AND ALLIED PRODUCTS
	Ecolab, Inc	63,440	2,025,639	0.94
*	Sepracor, Inc	55,385	3,267,161	1.52
	Other		6,678,263	3.10

			11,971,063	5.56

	COAL MINING		3,142,548	1.46

	COMMUNICATIONS
	Global Payments, Inc	26,673	2,073,025	0.96
*	NII Holdings, Inc (Class B)	27,248	2,301,094	1.07
*	Univision Communications, Inc (Class A)	74,212	1,968,844	0.91
*	XM Satellite Radio Holdings, Inc	78,336	2,813,046	1.31
	Other		2,490,831	1.16

			11,646,840	5.41

	DEPOSITORY INSTITUTIONS
	Hudson City Bancorp, Inc	255,383	3,039,058	1.41
	Other		528,648	0.25

			3,567,706	1.66

	EATING AND DRINKING PLACES
	Brinker International, Inc	60,975	2,290,221	1.06
	Other		1,581,900	0.74

			3,872,121	1.80

	ELECTRIC, GAS, AND SANITARY SERVICES		1,206,241	0.56

	2005 Annual Report	117
SEE NOTES TO FINANCIAL STATEMENTS	Institutional Class • TIAA-CREF Institutional Mutual Funds

Mid-Cap Growth Fund	Summary portfolio of investments September 30, 2005	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
	Amphenol Corp (Class A)	61,943	$2,498,781	1.16%
	Analog Devices, Inc	95,030	3,529,414	1.64
*	Broadcom Corp (Class A)	43,184	2,025,761	0.94
*	Comverse Technology, Inc	87,437	2,296,970	1.07
	L-3 Communications Holdings, Inc	23,209	1,835,136	0.85
	Linear Technology Corp	57,089	2,145,976	1.00
	National Semiconductor Corp	120,001	3,156,026	1.47
*	Network Appliance, Inc	116,216	2,758,968	1.28
	Xilinx, Inc	106,482	2,965,524	1.38
	Other		9,003,332	4.18

			32,215,888	14.97

	ENGINEERING AND MANAGEMENT SERVICES
*	Jacobs Engineering Group, Inc	27,998	1,887,065	0.88
	Moody’s Corp	63,100	3,223,148	1.50
	Quest Diagnostics, Inc	63,431	3,205,803	1.49
	Other		5,064,926	2.35

			13,380,942	6.22

	FOOD AND KINDRED PRODUCTS
	McCormick & Co, Inc (Non-Vote)	70,504	2,300,546	1.07
	Other		455,001	0.21

			2,755,547	1.28

	FOOD STORES		693,493	0.32

	FURNITURE AND FIXTURES
	Herman Miller, Inc	71,165	2,156,300	1.00

			2,156,300	1.00

	FURNITURE AND HOMEFURNISHINGS STORES
*	Bed Bath & Beyond, Inc	102,719	4,127,249	1.92
	Other		1,721,913	0.80

			5,849,162	2.72

	GENERAL BUILDING CONTRACTORS
*	NVR, Inc	2,537	2,245,118	1.04
	Other		1,653,604	0.77

			3,898,722	1.81

	GENERAL MERCHANDISE STORES		1,128,141	0.52

	HEALTH SERVICES
*	DaVita, Inc	49,997	2,303,362	1.07
*	Express Scripts, Inc	57,558	3,580,108	1.66
	Other		4,443,293	2.07

			10,326,763	4.80

	HOLDING AND OTHER INVESTMENT OFFICES		1,492,471	0.69

118	2005 Annual Report
	TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Growth Fund	Summary portfolio of investments September 30, 2005	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	HOTELS AND OTHER LODGING PLACES
	Hilton Hotels Corp	150,471	$3,358,513	1.56%
	Station Casinos, Inc	32,321	2,144,822	1.00
	Other		636,872	0.29

			6,140,207	2.85

	INDUSTRIAL MACHINERY AND EQUIPMENT
	American Standard Cos, Inc	85,726	3,990,545	1.85
	Eaton Corp	32,907	2,091,240	0.97
	Other		3,306,530	1.54

			9,388,315	4.36

	INSTRUMENTS AND RELATED PRODUCTS
	Bard (C.R.), Inc	28,580	1,887,137	0.88
	Biomet, Inc	58,288	2,023,176	0.94
*	Fisher Scientific International, Inc	33,198	2,059,936	0.96
*	St. Jude Medical, Inc	65,800	3,079,440	1.43
	Other		418,429	0.19

			9,468,118	4.40

	INSURANCE CARRIERS		1,627,600	0.76

	LEATHER AND LEATHER PRODUCTS
*	Coach, Inc	75,416	2,365,046	1.10

			2,365,046	1.10

	METAL MINING
	Freeport-McMoRan Copper & Gold, Inc (Class A)	51,568	2,505,689	1.16

			2,505,689	1.16

	MISCELLANEOUS MANUFACTURING INDUSTRIES		1,134,228	0.53

	MISCELLANEOUS RETAIL		1,587,588	0.74

	OIL AND GAS EXTRACTION
	Baker Hughes, Inc	43,497	2,595,901	1.21
	ENSCO International, Inc	48,759	2,271,682	1.05
	Equitable Resources, Inc	49,974	1,951,984	0.91
	Noble Energy, Inc	42,736	2,004,318	0.93
	Other		4,457,635	2.07

			13,281,520	6.17

	PERSONAL SERVICES
	Cintas Corp	51,663	2,120,766	0.99

			2,120,766	0.99

	PETROLEUM AND COAL PRODUCTS
	EOG Resources, Inc	49,814	3,731,069	1.73
	Other		1,939,084	0.90

			5,670,153	2.63

	PRINTING AND PUBLISHING		139,415	0.06

	REAL ESTATE		1,881,726	0.87

	2005 Annual Report	119
SEE NOTES TO FINANCIAL STATEMENTS	Institutional Class • TIAA-CREF Institutional Mutual Funds

Mid-Cap Growth Fund	Summary portfolio of investments September 30, 2005	concluded

	COMPANY			SHARES	VALUE	% OF NET ASSETS

	SECURITY AND COMMODITY BROKERS
*	Ameritrade Holding Corp			83,524	$1,794,096	0.84%
	Other				5,774,734	2.68

					7,568,830	3.52

	TRANSPORTATION BY AIR
	Southwest Airlines Co	.		129,379	1,921,278	0.89

					1,921,278	0.89

	TRANSPORTATION EQUIPMENT
	ITT Industries, Inc			31,543	3,583,285	1.66

					3,583,285	1.66

	TRANSPORTATION SERVICES				2,064,243	0.96

	WATER TRANSPORTATION				1,196,942	0.56

	WHOLESALE TRADE-DURABLE GOODS				789,551	0.37

	TOTAL COMMON STOCKS		(Cost $182,880,967)		213,537,088	99.21

	SHORT-TERM INVESTMENTS
†	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES				1,430,000	0.67

	TOTAL SHORT-TERM INVESTMENTS		(Cost $1,429,747)		1,430,000	0.67

	TOTAL PORTFOLIO		(Cost $184,310,714)		214,967,088	99.88%
	OTHER ASSETS & LIABILITIES, NET				265,280	0.12

	NET ASSETS				$215,232,368	100.00%

*	Non-income producing.

**	Percentage represents less than 0.01%.

†	Notes have a rate of 3.180% and mature 10/03/05.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At September 30, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $184,653,255. Net unrealized appreciation of portfolio investments aggregated $30,313,833 of which $33,651,329 related to appreciated portfolio investments and $3,337,496 related to depreciated portfolio investments.

120	2005 Annual Report
	TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Value Fund	Summary portfolio of investments September 30, 2005

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	AMUSEMENT AND RECREATION SERVICES		$2,272,275	0.59%

	APPAREL AND OTHER TEXTILE PRODUCTS		1,074,484	0.28

	AUTO REPAIR, SERVICES AND PARKING		407,640	0.10

	BUILDING MATERIALS AND GARDEN SUPPLIES		1,101,750	0.28

	BUSINESS SERVICES		7,578,100	1.95

	CHEMICALS AND ALLIED PRODUCTS
	Lyondell Chemical Co	92,600	2,650,212	0.68
	Other		17,574,728	4.53

			20,224,940	5.21

	COAL MINING		1,265,250	0.33

	COMMUNICATIONS
*	Cablevision Systems Corp (Class A)	100,000	3,067,000	0.79
	PanAmSat Holding Corp	103,000	2,492,600	0.64
	Other		4,920,140	1.27

			10,479,740	2.70

	DEPOSITORY INSTITUTIONS
	Bank of New York Co, Inc	92,000	2,705,720	0.70
	Hudson City Bancorp, Inc	885,132	10,533,071	2.72
	Marshall & Ilsley Corp	72,000	3,132,720	0.81
	North Fork Bancorporation, Inc	140,000	3,570,000	0.92
	Other		14,603,765	3.76

			34,545,276	8.91

	EATING AND DRINKING PLACES		3,210,458	0.83

	ELECTRIC, GAS, AND SANITARY SERVICES
*	Allegheny Energy, Inc	150,000	4,608,000	1.19
	Constellation Energy Group, Inc	59,000	3,634,400	0.94
	FPL Group, Inc	53,000	2,522,800	0.65
	FirstEnergy Corp	43,500	2,267,220	0.58
	NorthWestern Corp	91,000	2,747,290	0.71
*	NRG Energy, Inc	52,000	2,215,200	0.57
	PG&E Corp	85,000	3,336,250	0.86
	PPL Corp	100,000	3,233,000	0.83
	Public Service Enterprise Group, Inc	70,000	4,505,200	1.16
	Other		21,756,514	5.61

			50,825,874	13.10

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT		15,649,875	4.03

	ENGINEERING AND MANAGEMENT SERVICES
*	Accenture Ltd (Class A)	96,000	2,444,160	0.63
	Other		379,500	0.10

			2,823,660	0.73

	FABRICATED METAL PRODUCTS		953,000	0.25

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	121

Mid-Cap Value Fund	Summary portfolio of investments September 30, 2005	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	FOOD AND KINDRED PRODUCTS
	Coca-Cola Enterprises, Inc	132,000	$2,574,000	0.66%
*	Constellation Brands, Inc (Class A)	227,000	5,902,000	1.52
*	Smithfield Foods, Inc	82,000	2,433,760	0.63
	Other		4,151,740	1.07

			15,061,500	3.88

	FOOD STORES
*	Kroger Co	210,000	4,323,900	1.11

			4,323,900	1.11

	FURNITURE AND HOMEFURNISHINGS STORES		880,800	0.23

	GENERAL BUILDING CONTRACTORS		3,223,840	0.83

	GENERAL MERCHANDISE STORES
	Federated Department Stores, Inc	40,435	2,703,888	0.70
	Other		3,617,120	0.93

			6,321,008	1.63

	HEALTH SERVICES		5,161,830	1.33

	HEAVY CONSTRUCTION, EXCEPT BUILDING		1,269,761	0.33

	HOLDING AND OTHER INVESTMENT OFFICES
	Boston Properties, Inc	33,500	2,375,150	0.61
	General Growth Properties, Inc	63,000	2,830,590	0.73
	iShares Russell Midcap Value Index Fund	124,107	15,370,652	3.96
	Prologis	62,651	2,776,066	0.72
	Other		20,713,247	5.34

			44,065,705	11.36

	HOTELS AND OTHER LODGING PLACES
	Accor S.A	55,000	2,786,378	0.72
	Starwood Hotels & Resorts Worldwide, Inc	38,500	2,201,045	0.57
	Other		1,240,800	0.32

			6,228,223	1.61

	INDUSTRIAL MACHINERY AND EQUIPMENT
	American Standard Cos, Inc	70,500	3,281,775	0.84
	Deere & Co	37,355	2,286,126	0.59
	Eaton Corp	39,500	2,510,225	0.65
	Other		5,621,400	1.45

			13,699,526	3.53

	INSTRUMENTS AND RELATED PRODUCTS
*	Fisher Scientific International, Inc	36,000	2,233,800	0.58
*	Xerox Corp	234,000	3,194,100	0.82
	Other		2,296,310	0.59

			7,724,210	1.99

	INSURANCE AGENTS, BROKERS AND SERVICE
	Marsh & McLennan Cos, Inc	107,000	3,251,730	0.84

			3,251,730	0.84

122	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Value Fund	Summary portfolio of investments September 30, 2005	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	INSURANCE CARRIERS
	Genworth Financial, Inc	162,000	$5,222,880	1.35%
*	Pacificare Health Systems, Inc	45,000	3,590,100	0.93
	St. Paul Travelers Cos, Inc	52,000	2,333,240	0.60
	UnumProvident Corp	110,000	2,255,000	0.58
*	WellChoice, Inc	40,500	3,073,950	0.79
	Other		13,622,020	3.51

			30,097,190	7.76

	LUMBER AND WOOD PRODUCTS		1,503,055	0.39

	METAL MINING
	Freeport-McMoRan Copper & Gold, Inc (Class A)	47,000	2,283,730	0.59
	Other		2,538,514	0.65

			4,822,244	1.24

	MISCELLANEOUS MANUFACTURING INDUSTRIES		369,250	0.10

	MISCELLANEOUS RETAIL		5,740,290	1.48

	MOTION PICTURES		2,594,960	0.67

	NONDEPOSITORY INSTITUTIONS
	CIT Group, Inc	62,000	2,801,160	0.72
	Other		2,172,660	0.56

			4,973,820	1.28

	OIL AND GAS EXTRACTION
	Noble Energy, Inc	77,000	3,611,300	0.93
	Other		4,758,353	1.23

			8,369,653	2.16

	PAPER AND ALLIED PRODUCTS
	Georgia-Pacific Corp	110,000	3,746,600	0.97
	Temple-Inland, Inc	79,000	3,227,150	0.83
	Other		3,222,370	0.83

			10,196,120	2.63

	PETROLEUM AND COAL PRODUCTS
	Marathon Oil Corp	29,600	2,040,328	0.53
	Other		2,038,240	0.52

			4,078,568	1.05

	PRIMARY METAL INDUSTRIES
	Nucor Corp	46,500	2,743,035	0.71
	Other		2,434,950	0.63

			5,177,985	1.34

	PRINTING AND PUBLISHING		4,064,495	1.05

	RAILROAD TRANSPORTATION		2,987,200	0.77

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	123

Mid-Cap Value Fund	Summary portfolio of investments September 30, 2005	concluded

	COMPANY		SHARES	VALUE	% OF NET ASSETS

	SECURITY AND COMMODITY BROKERS
	Bear Stearns Cos, Inc		23,000	$2,524,250	0.65%
	Other			2,955,500	0.76

				5,479,750	1.41

	STONE, CLAY, AND GLASS PRODUCTS			1,307,500	0.34

	TOBACCO PRODUCTS
	Reynolds American, Inc		25,000	2,075,500	0.53
	Other			1,545,570	0.40

				3,621,070	0.93

	TRANSPORTATION BY AIR			1,825,740	0.47

	TRANSPORTATION EQUIPMENT
*	Magna International, Inc (Class A)		28,500	2,133,510	0.55
	Other			6,038,150	1.56

				8,171,660	2.11

	TRANSPORTATION SERVICES			3,218,399	0.83

	WATER TRANSPORTATION
*	Aries Maritime Transport Ltd		172,000	2,580,000	0.67
	Other			4,238,443	1.09

				6,818,443	1.76

	WHOLESALE TRADE-DURABLE GOODS			923,650	0.24

	WHOLESALE TRADE-NONDURABLE GOODS			3,860,820	1.00

	TOTAL COMMON STOCKS	(Cost $346,881,045)		383,826,217	98.97

	TOTAL PORTFOLIO	(Cost $346,881,045)		383,826,217	98.97%
	OTHER ASSETS & LIABILITIES, NET			4,009,992	1.03

	NET ASSETS			$387,836,209	100.00%

*	Non-income producing

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At September 30, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $347,341,385. Net unrealized appreciation of portfolio investments aggregated $36,484,832 of which $46,516,826 related to appreciated portfolio investments and $10,031,994 related to depreciated portfolio investments.

124	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Equity Fund	Summary portfolio of investments September 30, 2005

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	AGRICULTURAL PRODUCTION-CROPS		$1,168,177	0.33%

	AGRICULTURAL PRODUCTION-LIVESTOCK		822,427	0.23

	AMUSEMENT AND RECREATION SERVICES		1,349,642	0.38

	APPAREL AND ACCESSORY STORES
*	Aeropostale, Inc	84,150	1,788,187	0.50
*	Pacific Sunwear of California, Inc	73,226	1,569,965	0.44
	Other		5,404,862	1.50

			8,763,014	2.44

	APPAREL AND OTHER TEXTILE PRODUCTS		1,136,688	0.32

	AUTO REPAIR, SERVICES AND PARKING		959,235	0.27

	AUTOMOTIVE DEALERS AND SERVICE STATIONS
*	CSK Auto Corp	78,700	1,171,056	0.33
	Other		1,293,718	0.36

			2,464,774	0.69

	BUILDING MATERIALS AND GARDEN SUPPLIES		70,273	0.02

	BUSINESS SERVICES
*	Avocent Corp	39,483	1,249,242	0.35
	Catalina Marketing Corp	61,756	1,404,331	0.39
*	Earthlink, Inc	197,707	2,115,465	0.59
*	eFunds Corp	77,540	1,460,078	0.41
*	Korn/Ferry International	71,000	1,163,690	0.32
*	Parametric Technology Corp	298,301	2,079,158	0.58
	Other		25,084,078	7.00

			34,556,042	9.64

	CHEMICALS AND ALLIED PRODUCTS
	H.B. Fuller Co	44,000	1,367,520	0.38
*	Kos Pharmaceuticals, Inc	22,049	1,475,740	0.41
	Other		15,508,655	4.33

			18,351,915	5.12

	COAL MINING		413,017	0.12

	COMMUNICATIONS		7,287,733	2.03

	DEPOSITORY INSTITUTIONS
*	FirstFed Financial Corp	29,100	1,565,871	0.44
	Pacific Capital Bancorp	56,304	1,874,360	0.52
	Other		31,280,406	8.73

			34,720,637	9.69

	EATING AND DRINKING PLACES
*	CEC Entertainment, Inc	54,424	1,728,506	0.48
	CKE Restaurants, Inc	112,850	1,487,363	0.42
	Other		5,031,896	1.40

			8,247,765	2.30

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	125

Small-Cap Equity Fund	Summary portfolio of investments
	September 30, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	EDUCATIONAL SERVICES		$369,799	0.10%

	ELECTRIC, GAS, AND SANITARY SERVICES
	New Jersey Resources Corp	40,200	1,848,396	0.52
	Nicor, Inc	41,800	1,756,854	0.49
*	Waste Connections, Inc	42,100	1,476,868	0.41
	Other		6,406,028	1.79

			11,488,146	3.21

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
	Imation Corp	47,700	2,044,899	0.57
*	Polycom, Inc	92,600	1,497,342	0.42
*	Silicon Image, Inc	143,470	1,275,448	0.36
	Other		18,695,960	5.21

			23,513,649	6.56

	ENGINEERING AND MANAGEMENT SERVICES
*	Lifecell Corp	64,797	1,401,559	0.39
*	Per-Se Technologies, Inc	70,490	1,456,323	0.41
	Other		4,551,431	1.27

			7,409,313	2.07

	FABRICATED METAL PRODUCTS		3,301,704	0.92

	FOOD AND KINDRED PRODUCTS		1,496,295	0.42

	FOOD STORES		620,560	0.17

	FURNITURE AND FIXTURES		1,821,578	0.51

	FURNITURE AND HOMEFURNISHINGS STORES		1,059,542	0.30

	GENERAL BUILDING CONTRACTORS		2,643,309	0.74

	GENERAL MERCHANDISE STORES		341,227	0.10

	HEALTH SERVICES
*	Beverly Enterprises, Inc	104,400	1,278,900	0.36
*	Genesis HealthCare Corp	41,418	1,669,974	0.47
	Other		3,919,879	1.09

			6,868,753	1.92

	HEAVY CONSTRUCTION, EXCEPT BUILDING		195,024	0.05

	HOLDING AND OTHER INVESTMENT OFFICES
	iShares Russell 2000 Index Fund	140,367	9,318,965	2.60
	Other		22,929,670	6.40

			32,248,635	9.00

	HOTELS AND OTHER LODGING PLACES		1,308,312	0.36

126	2005 Annual Report
	TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Equity Fund	Summary portfolio of investments
	September 30, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	INDUSTRIAL MACHINERY AND EQUIPMENT
	Albany International Corp (Class A)	49,900	$1,839,813	0.51%
*	EnPro Industries, Inc	52,000	1,751,880	0.49
	Kennametal, Inc	42,170	2,068,017	0.58
*	Oil States International, Inc	38,600	1,401,566	0.39
	Other		15,497,697	4.32

			22,558,973	6.29

	INSTRUMENTS AND RELATED PRODUCTS
*	ESCO Technologies, Inc	22,800	1,141,596	0.32
*	Hologic, Inc	29,918	1,727,764	0.48
	Mentor Corp	33,500	1,842,835	0.52
	Teledyne Technologies, Inc	35,500	1,223,685	0.34
	Other		20,373,410	5.68

			26,309,290	7.34

	INSURANCE AGENTS, BROKERS AND SERVICE		356,295	0.10

	INSURANCE CARRIERS		9,279,536	2.59

	JUSTICE, PUBLIC ORDER AND SAFETY		291,230	0.08

	LEATHER AND LEATHER PRODUCTS
	Wolverine World Wide, Inc	73,950	1,556,648	0.43
	Other		282,416	0.08

			1,839,064	0.51

	LEGAL SERVICES		235,356	0.07

	LUMBER AND WOOD PRODUCTS		806,516	0.22

	METAL MINING		789,833	0.22

	MISCELLANEOUS MANUFACTURING INDUSTRIES
	Yankee Candle Co, Inc	52,800	1,293,600	0.36
	Other		1,270,141	0.36

			2,563,741	0.72

	MISCELLANEOUS RETAIL		3,063,518	0.85

	MOTION PICTURES		410,778	0.11

	NONDEPOSITORY INSTITUTIONS
*	Metris Cos, Inc	103,200	1,509,816	0.42
	Other		4,055,349	1.13

			5,565,165	1.55

	NONMETALLIC MINERALS, EXCEPT FUELS		178,324	0.05

	OIL AND GAS EXTRACTION
	Berry Petroleum Co (Class A)	18,637	1,242,902	0.35
*	Cal Dive International, Inc	23,352	1,480,750	0.41
*	Grey Wolf, Inc	170,100	1,433,943	0.40
	Other		9,049,502	2.52

			13,207,097	3.68

	2005 Annual Report	127
SEE NOTES TO FINANCIAL STATEMENTS	Institutional Class • TIAA-CREF Institutional Mutual Funds

Small-Cap Equity Fund	Summary portfolio of investments
	September 30, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	PAPER AND ALLIED PRODUCTS		$1,623,827	0.45%

	PERSONAL SERVICES		1,249,152	0.35

	PETROLEUM AND COAL PRODUCTS
	Frontier Oil Corp	55,979	2,482,669	0.69
	Holly Corp	21,500	1,375,570	0.38
	Other		1,173,387	0.33

			5,031,626	1.40

	PRIMARY METAL INDUSTRIES
*	AK Steel Holding Corp	151,716	1,300,206	0.36
*	Lone Star Technologies, Inc	26,300	1,462,017	0.41
	Quanex Corp	29,250	1,936,935	0.54
	Other		5,061,238	1.41

			9,760,396	2.72

	PRINTING AND PUBLISHING
	John H Harland Co	26,906	1,194,626	0.33
	Media General, Inc (Class A)	21,900	1,270,419	0.36
	Other		3,267,198	0.91

			5,732,243	1.60

	RAILROAD TRANSPORTATION		935,514	0.26

	REAL ESTATE		1,880,637	0.52

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		1,000,528	0.28

	SECURITY AND COMMODITY BROKERS		1,370,959	0.38

	SOCIAL SERVICES		482,512	0.13

	SPECIAL TRADE CONTRACTORS		1,017,617	0.28

	STONE, CLAY, AND GLASS PRODUCTS		576,979	0.16

	TEXTILE MILL PRODUCTS		193,802	0.05

	TOBACCO PRODUCTS		66,011	0.02

	TRANSPORTATION BY AIR		3,007,147	0.84

	TRANSPORTATION EQUIPMENT
	Wabash National Corp	72,700	1,429,282	0.40
	Other		7,891,493	2.20

			9,320,775	2.60

	TRANSPORTATION SERVICES		888,004	0.25

	TRUCKING AND WAREHOUSING		1,684,686	0.47

	WATER TRANSPORTATION		212,549	0.06

	WHOLESALE TRADE-DURABLE GOODS		5,154,405	1.44

128	2005 Annual Report
	TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Equity Fund	Summary portfolio of investments
	September 30, 2005	concluded

					% OF NET
	COMPANY		SHARES	VALUE	ASSETS

	WHOLESALE TRADE-NONDURABLE GOODS
	K-Swiss, Inc (Class A)		46,245	$1,367,465	0.38%
*	United Stationers, Inc		25,142	1,203,296	0.34
	Other			2,115,991	0.59

				4,686,752	1.31

	TOTAL COMMON STOCKS	(Cost $335,918,212)		358,328,022	99.96

	TOTAL PORTFOLIO	(Cost $335,918,212)		358,328,022	99.96%
	OTHER ASSETS & LIABILITIES, NET			136,200	0.04

	NET ASSETS			$358,464,222	100.00%

*	Non-income producing

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At September 30, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $341,363,843. Net unrealized appreciation of portfolio investments aggregated $16,964,179 of which $34,520,055 related to appreciated portfolio investments and $17,555,876 related to depreciated portfolio investments.

	2005 Annual Report	129
SEE NOTES TO FINANCIAL STATEMENTS	Institutional Class • TIAA-CREF Institutional Mutual Funds

Large-Cap Growth Index Fund	Summary portfolio of investments
September 30, 2005

					% OF NET
	COMPANY		SHARES	VALUE	ASSETS

	PREFERRED STOCKS

	HOLDING AND OTHER INVESTMENT OFFICES			$1,893	0.00	%**

	TOTAL PREFERRED STOCKS	(Cost $957)		1,893	0.00	**

	COMMON STOCKS

	AMUSEMENT AND RECREATION SERVICES			774,429	0.16

	APPAREL AND ACCESSORY STORES			5,081,108	1.04

	APPAREL AND OTHER TEXTILE PRODUCTS			195,891	0.04

	AUTO REPAIR, SERVICES AND PARKING			63,273	0.01

	AUTOMOTIVE DEALERS AND SERVICE STATIONS			1,274,116	0.26

	BUILDING MATERIALS AND GARDEN SUPPLIES
	Home Depot, Inc		167,071	6,372,088	1.31
	Lowe’s Cos, Inc		59,916	3,858,590	0.79
	Other			698,175	0.14

				10,928,853	2.24

	BUSINESS SERVICES
*	eBay, Inc		84,231	3,470,317	0.71
	First Data Corp		60,213	2,408,520	0.49
*	Google, Inc (Class A)		12,688	4,015,244	0.82
	Microsoft Corp		716,681	18,440,202	3.79
*	Oracle Corp		292,864	3,628,585	0.75
*	Yahoo!, Inc		93,668	3,169,725	0.65
	Other			22,704,880	4.66

				57,837,473	11.87

	CHEMICALS AND ALLIED PRODUCTS
	Abbott Laboratories		105,032	4,453,357	0.91
*	Amgen, Inc		95,652	7,620,595	1.56
	Dow Chemical Co		70,156	2,923,401	0.60
	Eli Lilly & Co		70,830	3,790,822	0.78
*	Genentech, Inc		35,886	3,021,960	0.62
	Gillette Co		69,343	4,035,763	0.83
	Procter & Gamble Co		193,072	11,480,061	2.36
	Schering-Plough Corp		114,142	2,402,689	0.49
	Wyeth		51,532	2,384,386	0.49
	Other			18,975,843	3.90

				61,088,877	12.54

	COAL MINING			1,648,630	0.34

	COMMUNICATIONS
*	Comcast Corp (Class A)		74,519	2,189,368	0.45
	Other			8,003,134	1.64

				10,192,502	2.09

	DEPOSITORY INSTITUTIONS			4,566,465	0.94

	EATING AND DRINKING PLACES			2,729,768	0.56

130	2005 Annual Report
	TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Large-Cap Growth Index Fund	Summary portfolio of investments September 30, 2005	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	EDUCATIONAL SERVICES		$1,550,416	0.32%

	ELECTRIC, GAS, AND SANITARY SERVICES
	TXU Corp	18,541	2,092,908	0.43
	Other		2,764,284	0.57

			4,857,192	1.00

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Cisco Systems, Inc	500,284	8,970,092	1.84
	General Electric Co	622,257	20,951,393	4.30
	Intel Corp	477,817	11,778,189	2.42
	Motorola, Inc	152,011	3,357,923	0.69
	Qualcomm, Inc	126,383	5,655,639	1.16
	Texas Instruments, Inc	128,591	4,359,235	0.89
	Other		16,837,320	3.46

			71,909,791	14.76

	ENGINEERING AND MANAGEMENT SERVICES		4,654,394	0.95

	FABRICATED METAL PRODUCTS		1,909,855	0.39

	FOOD AND KINDRED PRODUCTS
	Coca-Cola Co	100,365	4,334,764	0.89
	PepsiCo, Inc	129,557	7,347,177	1.51
	Other		5,575,777	1.14

			17,257,718	3.54

	FOOD STORES		2,378,823	0.49

	FURNITURE AND FIXTURES		1,683,811	0.35

	FURNITURE AND HOMEFURNISHINGS STORES		3,137,716	0.64

	GENERAL BUILDING CONTRACTORS		2,970,908	0.61

	GENERAL MERCHANDISE STORES
	Target Corp	68,522	3,558,347	0.73
	Wal-Mart Stores, Inc	194,969	8,543,542	1.75
	Other		2,410,358	0.50

			14,512,247	2.98

	HEALTH SERVICES		8,760,594	1.80

	HOLDING AND OTHER INVESTMENT OFFICES
	iShares Russell 1000 Growth Index Fund	55,530	2,767,060	0.57
	Other		2,197,421	0.45

			4,964,481	1.02

	HOTELS AND OTHER LODGING PLACES		3,300,347	0.68

	2005 Annual Report	131
SEE NOTES TO FINANCIAL STATEMENTS	Institutional Class • TIAA-CREF Institutional Mutual Funds

Large-Cap Growth Index Fund	Summary portfolio of investments
	September 30, 2005	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	INDUSTRIAL MACHINERY AND EQUIPMENT
	3M Co	59,570	$4,370,055	0.90%
*	Apple Computer, Inc	63,687	3,414,260	0.70
	Applied Materials, Inc	129,078	2,189,163	0.45
	Caterpillar, Inc	52,814	3,102,822	0.64
*	Dell, Inc	190,289	6,507,884	1.34
*	EMC Corp	185,924	2,405,857	0.49
	International Business Machines Corp	105,710	8,480,056	1.74
	Other		11,078,090	2.27

			41,548,187	8.53

	INSTRUMENTS AND RELATED PRODUCTS
	Johnson & Johnson	230,129	14,562,563	2.99
	Medtronic, Inc	93,588	5,018,189	1.03
	Other		19,211,788	3.94

			38,792,540	7.96

	INSURANCE AGENTS, BROKERS AND SERVICE		381,097	0.08

	INSURANCE CARRIERS
	American International Group, Inc	52,683	3,264,239	0.67
	UnitedHealth Group, Inc	97,964	5,505,577	1.13
	Other		8,408,762	1.73

			17,178,578	3.53

	LEATHER AND LEATHER PRODUCTS		1,050,929	0.22

	METAL MINING		1,309,292	0.27

	MISCELLANEOUS MANUFACTURING INDUSTRIES		975,949	0.20

	MISCELLANEOUS RETAIL
	Walgreen Co	79,140	3,438,633	0.71
	Other		5,811,021	1.19

			9,249,654	1.90

	MOTION PICTURES		3,437,440	0.71

	NONDEPOSITORY INSTITUTIONS
	American Express Co	84,664	4,863,100	1.00
	Other		2,858,788	0.59

			7,721,888	1.59

	NONMETALLIC MINERALS, EXCEPT FUELS		612,572	0.13

	OIL AND GAS EXTRACTION
	Halliburton Co	34,442	2,359,966	0.49
	Other		8,241,571	1.69

			10,601,537	2.18

132	2005 Annual Report
	TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Large-Cap Growth Index Fund	Summary portfolio of investments September 30, 2005	continued

	COMPANY		SHARES	VALUE	% OF NET ASSETS

	PAPER AND ALLIED PRODUCTS			$996,665	0.20%

	PERSONAL SERVICES			1,210,193	0.25

	PETROLEUM AND COAL PRODUCTS			2,876,341	0.59

	PRIMARY METAL INDUSTRIES
*	Corning, Inc		110,081	2,127,866	0.43
	Other			428,035	0.09

				2,555,901	0.52

	PRINTING AND PUBLISHING			3,518,479	0.72

	RAILROAD TRANSPORTATION			185,481	0.04

	REAL ESTATE			744,063	0.15

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS			198,379	0.04

	SECURITY AND COMMODITY BROKERS			6,814,114	1.40

	STONE, CLAY, AND GLASS PRODUCTS			213,895	0.04

	TOBACCO PRODUCTS
	Altria Group, Inc		64,686	4,768,005	0.98
	Other			281,215	0.06

				5,049,220	1.04

	TRANSPORTATION BY AIR
	FedEx Corp		23,323	2,032,133	0.42
	Other			711,902	0.14

				2,744,035	0.56

	TRANSPORTATION EQUIPMENT
	Boeing Co		63,961	4,346,150	0.89
	United Technologies Corp		79,224	4,106,972	0.84
	Other			5,934,299	1.22

				14,387,421	2.95

	TRANSPORTATION SERVICES			1,046,448	0.21

	TRUCKING AND WAREHOUSING
	United Parcel Service, Inc (Class B)		47,508	3,284,228	0.68
	Other			602,271	0.12

				3,886,499	0.80

	WHOLESALE TRADE-DURABLE GOODS			1,554,307	0.32

	WHOLESALE TRADE-NONDURABLE GOODS			5,310,219	1.09

	TOTAL COMMON STOCKS	(Cost $460,561,484)		486,381,001	99.84

	2005 Annual Report	133
SEE NOTES TO FINANCIAL STATEMENTS	Institutional Class • TIAA-CREF Institutional Mutual Funds

Large-Cap Growth Index Fund	Summary portfolio of investments September 30, 2005	concluded

	COMPANY		SHARES	VALUE	% OF NET ASSETS

	SHORT-TERM INVESTMENTS

†	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES			$820,000	0.17%

	TOTAL SHORT-TERM INVESTMENTS	(Cost $819,855)		820,000	0.17

	TOTAL PORTFOLIO	(Cost $461,382,296)		487,202,894	100.01%
	OTHER ASSETS & LIABILITIES, NET			(40,596)	(0.01)

	NET ASSETS			$487,162,298	100.00%

*	Non-income producing

**	Percentage represents less than 0.01%

†	Notes have a rate of 3.180% and mature 10/03/05.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At September 30, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $461,653,946. Net unrealized appreciation of portfolio investments aggregated $25,548,948 of which $39,702,773 related to appreciated portfolio investments and $14,153,825 related to depreciated portfolio investments.

134	2005 Annual Report
	TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Large-Cap Value Index Fund	Summary portfolio of investments September 30, 2005

	COMPANY		SHARES	VALUE	% OF NET ASSETS

	PREFERRED STOCKS

	HOLDING AND OTHER INVESTMENT OFFICES			$10,727	0.00	%**

	TOTAL PREFERRED STOCKS	(Cost $5,932)		10,727	0.00	**

	COMMON STOCKS

	AGRICULTURAL PRODUCTION-LIVESTOCK			34,580	0.01

	AMUSEMENT AND RECREATION SERVICES			558,425	0.13

	APPAREL AND ACCESSORY STORES			202,007	0.05

	APPAREL AND OTHER TEXTILE PRODUCTS			1,088,796	0.25

	AUTO REPAIR, SERVICES AND PARKING			257,967	0.06

	AUTOMOTIVE DEALERS AND SERVICE STATIONS			250,024	0.06

	BUSINESS SERVICES			8,035,585	1.85

	CHEMICALS AND ALLIED PRODUCTS
	Bristol-Myers Squibb Co		80,787	1,943,735	0.44
	Du Pont (E.I.) de Nemours & Co		57,548	2,254,155	0.52
	Merck & Co, Inc		117,710	3,202,889	0.74
	Pfizer, Inc		516,709	12,902,224	2.97
	Wyeth		46,661	2,159,004	0.50
	Other			9,290,457	2.14

				31,752,464	7.31

	COAL MINING			341,155	0.08

	COMMUNICATIONS
	BellSouth Corp		127,303	3,348,069	0.77
*	Comcast Corp (Class A)		74,293	2,182,728	0.50
	SBC Communications, Inc		229,650	5,504,711	1.27
	Sprint Nextel Corp		159,765	3,799,212	0.87
	Verizon Communications, Inc		192,427	6,290,439	1.45
	Other			8,103,329	1.87

				29,228,488	6.73

	DEPOSITORY INSTITUTIONS
	Bank of America Corp		279,704	11,775,538	2.71
	Citigroup, Inc		361,676	16,463,492	3.79
	JPMorgan Chase & Co		244,580	8,298,599	1.91
	SunTrust Banks, Inc		25,126	1,745,001	0.40
	US Bancorp		127,419	3,577,925	0.83
	Wachovia Corp		109,581	5,214,960	1.20
	Washington Mutual, Inc		60,509	2,373,163	0.55
	Wells Fargo & Co		105,526	6,180,658	1.42
	Other			21,972,217	5.06

				77,601,553	17.87

	EATING AND DRINKING PLACES
	McDonald’s Corp		87,946	2,945,311	0.68
	Other			236,926	0.05

				3,182,237	0.73

	2005 Annual Report	135
SEE NOTES TO FINANCIAL STATEMENTS	Institutional Class • TIAA-CREF Institutional Mutual Funds

Summary portfolio of investments
Large-Cap Value Index Fund	September 30, 2005	continued

COMPANY	SHARES	VALUE	% OF NET ASSETS

EDUCATIONAL SERVICES		$16,748	0.00	%**

ELECTRIC, GAS, AND SANITARY SERVICES
Dominion Resources, Inc	23,632	2,035,660	0.47
Duke Energy Corp	64,296	1,875,514	0.43
Exelon Corp	46,434	2,481,433	0.57
Southern Co	51,773	1,851,402	0.43
Other		24,572,352	5.66

		32,816,361	7.56

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
General Electric Co	178,498	6,010,028	1.38
Honeywell International, Inc	59,099	2,216,213	0.51
Other		5,882,278	1.36

		14,108,519	3.25

ENGINEERING AND MANAGEMENT SERVICES		77,684	0.02

FABRICATED METAL PRODUCTS		687,623	0.16

FOOD AND KINDRED PRODUCTS
Coca-Cola Co	54,589	2,357,699	0.54
Other		8,335,470	1.92

		10,693,169	2.46

FOOD STORES		1,692,122	0.39

FORESTRY		1,374,156	0.32

FURNITURE AND FIXTURES		1,529,941	0.35

FURNITURE AND HOMEFURNISHINGS STORES		381,728	0.09

GENERAL BUILDING CONTRACTORS		1,932,189	0.44

GENERAL MERCHANDISE STORES		3,267,634	0.75

HEALTH SERVICES		1,141,614	0.26

HOLDING AND OTHER INVESTMENT OFFICES		15,493,033	3.57

HOTELS AND OTHER LODGING PLACES		335,012	0.08

INDUSTRIAL MACHINERY AND EQUIPMENT
Hewlett-Packard Co	201,061	5,870,981	1.35
Other		5,551,502	1.28

		11,422,483	2.63

INSTRUMENTS AND RELATED PRODUCTS		3,671,487	0.85

INSURANCE AGENTS, BROKERS AND SERVICE		3,440,456	0.79

INSURANCE CARRIERS
Allstate Corp	46,417	2,566,396	0.59
American International Group, Inc	112,020	6,940,759	1.60
Prudential Financial, Inc	33,484	2,262,179	0.52
St. Paul Travelers Cos, Inc	46,684	2,094,711	0.48
Other		17,957,482	4.14

		31,821,527	7.33

136	2005 Annual Report
	TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Summary portfolio of investments
Large-Cap Value Index Fund	September 30, 2005	continued

COMPANY	SHARES	VALUE	% OF NET ASSETS

LOCAL AND INTERURBAN PASSENGER TRANSIT		$175,498	0.04%

LUMBER AND WOOD PRODUCTS		204,020	0.05

METAL MINING		1,887,827	0.43

MISCELLANEOUS MANUFACTURING INDUSTRIES		623,295	0.14

MISCELLANEOUS RETAIL		1,738,186	0.40

MOTION PICTURES
Time Warner, Inc	301,342	5,457,304	1.26
Viacom, Inc (Class B)	80,994	2,673,612	0.61
Walt Disney Co	107,817	2,601,624	0.60
Other		1,703,248	0.39

		12,435,788	2.86

NONDEPOSITORY INSTITUTIONS
Fannie Mae	67,234	3,013,428	0.70
Freddie Mac	47,861	2,702,232	0.62
MBNA Corp	87,958	2,167,285	0.50
Other		3,655,684	0.84

		11,538,629	2.66

NONMETALLIC MINERALS, EXCEPT FUELS		167,566	0.04

OIL AND GAS EXTRACTION
Burlington Resources, Inc	26,676	2,169,292	0.50
Devon Energy Corp	32,836	2,253,863	0.52
Occidental Petroleum Corp	27,671	2,363,934	0.55
Other		6,954,756	1.60

		13,741,845	3.17

PAPER AND ALLIED PRODUCTS		4,184,802	0.96

PERSONAL SERVICES		184,063	0.04

PETROLEUM AND COAL PRODUCTS
Chevron Corp	157,428	10,190,314	2.35
ConocoPhillips	96,726	6,762,115	1.56
Exxon Mobil Corp	442,515	28,117,403	6.47
Marathon Oil Corp	25,144	1,733,176	0.40
Valero Energy Corp	20,535	2,321,687	0.53
Other		1,295,796	0.30

		50,420,491	11.61

PRIMARY METAL INDUSTRIES		2,980,252	0.69

PRINTING AND PUBLISHING		3,416,530	0.79

RAILROAD TRANSPORTATION		4,540,287	1.05

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		264,333	0.06

	2005 Annual Report	137
SEE NOTES TO FINANCIAL STATEMENTS	Institutional Class • TIAA-CREF Institutional Mutual Funds

Summary portfolio of investments
Large-Cap Value Index Fund	September 30, 2005	concluded

	COMPANY		SHARES	VALUE	% OF NET ASSETS

	SECURITY AND COMMODITY BROKERS
	Goldman Sachs Group, Inc		24,547	$2,984,424	0.69%
	Lehman Brothers Holdings, Inc		19,185	2,234,669	0.51
	Merrill Lynch & Co, Inc		65,451	4,015,419	0.93
	Morgan Stanley		68,685	3,704,869	0.85
	Other			2,343,588	0.54

				15,282,969	3.52

	STONE, CLAY, AND GLASS PRODUCTS			556,112	0.13

	TOBACCO PRODUCTS
	Altria Group, Inc		85,740	6,319,895	1.46
	Other			917,554	0.21

				7,237,449	1.67

	TRANSPORTATION BY AIR			407,558	0.09

	TRANSPORTATION EQUIPMENT			7,067,527	1.63

	TRANSPORTATION SERVICES			295,620	0.07

	TRUCKING AND WAREHOUSING			202,408	0.05

	WATER TRANSPORTATION			294,696	0.07

	WHOLESALE TRADE-DURABLE GOODS			1,483,587	0.34

	WHOLESALE TRADE-NONDURABLE GOODS			3,596,917	0.83

	TOTAL COMMON STOCKS	(Cost $386,687,435)		433,365,022	99.82

	SHORT-TERM INVESTMENTS
†	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES			1,150,000	0.26

	TOTAL SHORT-TERM INVESTMENTS	(Cost $1,149,797)		1,150,000	0.26

	TOTAL PORTFOLIO	(Cost $387,843,164)		434,525,749	100.08%
	OTHER ASSETS & LIABILITIES, NET			(364,904)	(0.08)

	NET ASSETS			$434,160,845	100.00%

*	Non-income producing

**	Percentage represents less than 0.01%

†	Notes have a rate of 3.180% and mature 10/03/05.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At September 30, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $388,117,230. Net unrealized appreciation of portfolio investments aggregated $46,408,519 of which $55,495,291 related to appreciated portfolio investments and $9,086,772 related to depreciated portfolio investments.

138	2005 Annual Report
	TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Equity Index Fund	Summary portfolio of investments September 30, 2005

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	AGRICULTURAL PRODUCTION-CROPS		$115,708	0.02%

	AGRICULTURAL PRODUCTION-LIVESTOCK		50,370	0.01

	AMUSEMENT AND RECREATION SERVICES		1,092,137	0.18

	APPAREL AND ACCESSORY STORES		3,730,920	0.62

	APPAREL AND OTHER TEXTILE PRODUCTS		991,316	0.16

	AUTO REPAIR, SERVICES AND PARKING		437,145	0.07

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		1,042,214	0.17

	BUILDING MATERIALS AND GARDEN SUPPLIES
	Home Depot, Inc	95,357	3,636,916	0.60
	Lowe’s Cos, Inc	34,204	2,202,738	0.36
	Other		427,566	0.07

			6,267,220	1.03

	BUSINESS SERVICES
*	Google, Inc (Class A)	7,219	2,284,525	0.38
	Microsoft Corp	408,949	10,522,258	1.74
	Other		30,639,718	5.05

			43,446,501	7.17

	CHEMICALS AND ALLIED PRODUCTS
	Abbott Laboratories	68,335	2,897,404	0.48
*	Amgen, Inc	54,674	4,355,878	0.72
	Eli Lilly & Co	43,200	2,312,064	0.38
	Gillette Co	39,489	2,298,260	0.38
	Merck & Co, Inc	96,998	2,639,316	0.44
	Pfizer, Inc	328,483	8,202,221	1.35
	Procter & Gamble Co	110,094	6,546,189	1.08
	Wyeth	59,375	2,747,281	0.45
	Other		26,174,213	4.32

			58,172,826	9.60

	COAL MINING		1,290,698	0.21

	COMMUNICATIONS
*	Comcast Corp (Class A)	89,710	2,635,680	0.43
	SBC Communications, Inc	145,775	3,494,227	0.58
	Sprint Nextel Corp	123,749	2,942,751	0.49
	Verizon Communications, Inc	122,191	3,994,424	0.66
	Other		12,872,903	2.12

			25,939,985	4.28

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	139

Equity Index Fund	Summary portfolio of investments September 30, 2005	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	DEPOSITORY INSTITUTIONS
	Bank of America Corp	177,495	$7,472,539	1.23%
	Citigroup, Inc	229,688	10,455,398	1.72
	JPMorgan Chase & Co	155,372	5,271,772	0.87
	US Bancorp	80,733	2,266,983	0.37
	Wachovia Corp	69,553	3,310,027	0.55
	Wells Fargo & Co	74,389	4,357,022	0.72
	Other		24,124,042	3.98

			57,257,783	9.44

	EATING AND DRINKING PLACES		4,313,412	0.71

	EDUCATIONAL SERVICES		1,131,096	0.19

	ELECTRIC, GAS, AND SANITARY SERVICES		25,289,196	4.17

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Cisco Systems, Inc	285,619	5,121,149	0.84
	General Electric Co	468,509	15,774,698	2.60
	Intel Corp	272,828	6,725,210	1.11
	Motorola, Inc	108,755	2,402,398	0.40
	Qualcomm, Inc	72,247	3,233,053	0.53
	Texas Instruments, Inc	73,893	2,504,973	0.41
	Other		18,282,002	3.02

			54,043,483	8.91

	ENGINEERING AND MANAGEMENT SERVICES		4,317,149	0.71

	FABRICATED METAL PRODUCTS		2,063,519	0.34

	FOOD AND KINDRED PRODUCTS
	Coca-Cola Co	91,936	3,970,716	0.66
	PepsiCo, Inc	73,939	4,193,081	0.69
	Other		8,940,739	1.47

			17,104,536	2.82

	FOOD STORES		2,574,552	0.43

	FORESTRY		854,195	0.14

	FURNITURE AND FIXTURES		2,193,270	0.36

	FURNITURE AND HOMEFURNISHINGS STORES		2,421,292	0.40

	GENERAL BUILDING CONTRACTORS		3,150,290	0.52

	GENERAL MERCHANDISE STORES
	Wal-Mart Stores, Inc	111,246	4,874,800	0.81
	Other		5,712,965	0.94

			10,587,765	1.75

	HEALTH SERVICES		6,759,104	1.11

	HEAVY CONSTRUCTION, EXCEPT BUILDING		63,861	0.01

	HOLDING AND OTHER INVESTMENT OFFICES		15,899,650	2.62

	HOTELS AND OTHER LODGING PLACES		2,418,559	0.40

140	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Equity Index Fund	Summary portfolio of investments September 30, 2005	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	INDUSTRIAL MACHINERY AND EQUIPMENT
	3M Co	33,864	$2,484,263	0.41%
*	Dell, Inc	108,651	3,715,864	0.61
	Hewlett-Packard Co	128,078	3,739,878	0.62
	International Business Machines Corp	71,265	5,716,878	0.94
	Other		17,916,281	2.96

			33,573,164	5.54

	INSTRUMENTS AND RELATED PRODUCTS
	Johnson & Johnson	131,308	8,309,233	1.37
	Medtronic, Inc	53,364	2,861,378	0.47
	Other		16,279,881	2.69

			27,450,492	4.53

	INSURANCE AGENTS, BROKERS AND SERVICE		2,625,927	0.43

	INSURANCE CARRIERS
	American International Group, Inc	101,381	6,281,628	1.04
	UnitedHealth Group, Inc	56,211	3,159,058	0.52
	Other		21,788,565	3.59

			31,229,251	5.15

	JUSTICE, PUBLIC ORDER AND SAFETY		76,407	0.01

	LEATHER AND LEATHER PRODUCTS		734,732	0.12

	LEGAL SERVICES		71,522	0.01

	LOCAL AND INTERURBAN PASSENGER TRANSIT		105,623	0.02

	LUMBER AND WOOD PRODUCTS		290,950	0.05

	METAL MINING		2,129,341	0.35

	MISCELLANEOUS MANUFACTURING INDUSTRIES		1,315,383	0.22

	MISCELLANEOUS RETAIL		6,969,388	1.15

	MOTION PICTURES
	Time Warner, Inc	202,892	3,674,374	0.60
	Other		6,345,687	1.05

			10,020,061	1.65

	NONDEPOSITORY INSTITUTIONS
	American Express Co	48,212	2,769,297	0.46
	Other		9,436,227	1.55

			12,205,524	2.01

	NONMETALLIC MINERALS, EXCEPT FUELS		508,282	0.08

	OIL AND GAS EXTRACTION		17,306,836	2.85

	PAPER AND ALLIED PRODUCTS		3,609,362	0.60

	PERSONAL SERVICES		1,003,930	0.17

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	141

Equity Index Fund	Summary portfolio of investments September 30, 2005	continued

COMPANY		SHARES	VALUE	% OF NET ASSETS

PETROLEUM AND COAL PRODUCTS
Chevron Corp		100,224	$6,487,500	1.07%
ConocoPhillips		61,578	4,304,918	0.71
Exxon Mobil Corp		281,093	17,860,649	2.95
			5,395,433	0.89

			34,048,500	5.62

PRIMARY METAL INDUSTRIES			4,458,477	0.74

PRINTING AND PUBLISHING			4,804,148	0.79

RAILROAD TRANSPORTATION			3,193,812	0.53

REAL ESTATE			631,810	0.10

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS			635,566	0.10

SECURITY AND COMMODITY BROKERS
Goldman Sachs Group, Inc		18,343	2,230,142	0.37
Merrill Lynch & Co, Inc		41,514	2,546,884	0.42
Morgan Stanley		48,289	2,604,709	0.43
Other			6,727,468	1.11

			14,109,203	2.33

SOCIAL SERVICES			69,537	0.01

SPECIAL TRADE CONTRACTORS			257,638	0.04

STONE, CLAY, AND GLASS PRODUCTS			703,679	0.12

TEXTILE MILL PRODUCTS			51,248	0.01

TOBACCO PRODUCTS
Altria Group, Inc		91,562	6,749,035	1.11
Other			786,689	0.13

			7,535,724	1.24

TRANSPORTATION BY AIR			2,214,242	0.37

TRANSPORTATION EQUIPMENT
Boeing Co		36,565	2,484,592	0.41
United Technologies Corp		45,442	2,355,713	0.39
Other			8,886,464	1.46

			13,726,769	2.26

TRANSPORTATION SERVICES			997,592	0.16

TRUCKING AND WAREHOUSING			2,583,508	0.43

WATER TRANSPORTATION			295,842	0.05

WHOLESALE TRADE-DURABLE GOODS			2,898,834	0.48

WHOLESALE TRADE-NONDURABLE GOODS			6,064,310	1.00

TOTAL COMMON STOCKS	(Cost $452,953,798)		605,526,366	99.87

142	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Equity Index Fund	Summary portfolio of investments September 30, 2005	concluded

	COMPANY		SHARES	VALUE	% OF NET ASSETS

	SHORT-TERM INVESTMENTS

†	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES			$260,000	0.04%

	TOTAL SHORT-TERM INVESTMENTS	(Cost $259,954)		260,000	0.04

	TOTAL PORTFOLIO	(Cost $453,213,752)		605,786,366	99.91%
	OTHER ASSETS & LIABILITIES, NET			554,154	0.09

	NET ASSETS			$606,340,520	100.00%

*	Non-income producing

†	Notes have a rate of 3.180% and mature 10/03/05.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At September 30, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $456,367,360. Net unrealized appreciation of portfolio investments aggregated $149,419,006 of which $165,932,766 related to appreciated portfolio investments and $16,513,760 related to depreciated portfolio investments.

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	143

S&P 500 Index Fund	Summary portfolio of investments September 30, 2005

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	AMUSEMENT AND RECREATION SERVICES		$671,457	0.11%

	APPAREL AND ACCESSORY STORES		2,359,760	0.38

	APPAREL AND OTHER TEXTILE PRODUCTS		717,802	0.11

	AUTO REPAIR, SERVICES AND PARKING		123,192	0.02

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		457,775	0.07

	BUILDING MATERIALS AND GARDEN SUPPLIES
	Home Depot, Inc	119,900	4,572,986	0.73
	Other		3,085,481	0.49

			7,658,467	1.22

	BUSINESS SERVICES
d	Microsoft Corp	516,191	13,281,594	2.12
	Other		24,580,856	3.93

			37,862,450	6.05

	CHEMICALS AND ALLIED PRODUCTS
	Abbott Laboratories	87,100	3,693,040	0.59
*	Amgen, Inc	69,100	5,505,197	0.88
	Eli Lilly & Co	63,500	3,398,520	0.54
	Merck & Co, Inc	123,000	3,346,830	0.54
d	Pfizer, Inc	412,920	10,310,612	1.65
	Procter & Gamble Co	142,900	8,496,834	1.36
	Wyeth	75,100	3,474,877	0.56
	Other		25,039,840	4.00

			63,265,750	10.12

	COMMUNICATIONS
*	Comcast Corp (Class A)	122,966	3,612,741	0.58
	SBC Communications, Inc	185,100	4,436,847	0.71
	Sprint Nextel Corp	164,266	3,906,245	0.62
	Verizon Communications, Inc	154,900	5,063,681	0.81
	Other		7,770,483	1.24

			24,789,997	3.96

	DEPOSITORY INSTITUTIONS
	Bank of America Corp	225,104	9,476,878	1.52
	Citigroup, Inc	289,700	13,187,144	2.11
	JPMorgan Chase & Co	196,836	6,678,645	1.07
	Wachovia Corp	88,364	4,205,243	0.67
	Wells Fargo & Co	94,500	5,534,865	0.88
	Other		21,302,339	3.41

			60,385,114	9.66

	EATING AND DRINKING PLACES		3,638,632	0.58

	EDUCATIONAL SERVICES		544,398	0.09

	ELECTRIC, GAS, AND SANITARY SERVICES		24,579,460	3.93

144	2005 Annual Report
	TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

S&P 500 Index Fund	Summary portfolio of investments September 30, 2005	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Cisco Systems, Inc	358,000	$6,418,940	1.03%
d	General Electric Co	594,000	19,999,980	3.20
	Intel Corp	341,400	8,415,510	1.34
	Motorola, Inc	138,300	3,055,047	0.49
	Qualcomm, Inc	91,300	4,085,675	0.65
	Texas Instruments, Inc	90,900	3,081,510	0.49
	Other		15,505,491	2.48

			60,562,153	9.68

	ENGINEERING AND MANAGEMENT SERVICES		2,206,540	0.35

	FABRICATED METAL PRODUCTS		1,299,285	0.21

	FOOD AND KINDRED PRODUCTS
	Coca-Cola Co	116,300	5,022,997	0.80
	PepsiCo, Inc	93,500	5,302,385	0.85
	Other		9,912,506	1.59

			20,237,888	3.24

	FOOD STORES		2,448,914	0.39

	FORESTRY		941,875	0.15

	FURNITURE AND FIXTURES		1,972,703	0.31

	FURNITURE AND HOMEFURNISHINGS STORES		2,002,758	0.32

	GENERAL BUILDING CONTRACTORS		1,860,554	0.30

	GENERAL MERCHANDISE STORES
	Wal-Mart Stores, Inc	139,900	6,130,418	0.98
	Other		6,579,274	1.05

			12,709,692	2.03

	HEALTH SERVICES		5,613,872	0.90

	HOLDING AND OTHER INVESTMENT OFFICES		5,923,503	0.95

	HOTELS AND OTHER LODGING PLACES		1,710,730	0.27

	INDUSTRIAL MACHINERY AND EQUIPMENT
	3M Co	42,800	3,139,808	0.50
*	Dell, Inc	134,330	4,594,086	0.73
	Hewlett-Packard Co	160,500	4,686,600	0.75
	International Business Machines Corp	89,400	7,171,668	1.15
	Other		15,736,564	2.52

			35,328,726	5.65

	INSTRUMENTS AND RELATED PRODUCTS
	Johnson & Johnson	166,600	10,542,448	1.68
	Medtronic, Inc	67,800	3,635,436	0.58
	Other		14,806,554	2.37

			28,984,438	4.63

	INSURANCE AGENTS, BROKERS AND SERVICE		2,779,349	0.44

	2005 Annual Report	145
SEE NOTES TO FINANCIAL STATEMENTS	Institutional Class • TIAA-CREF Institutional Mutual Funds

S&P 500 Index Fund	Summary portfolio of investments September 30, 2005	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	INSURANCE CARRIERS
	American International Group, Inc	145,400	$9,008,984	1.44%
	UnitedHealth Group, Inc	70,700	3,973,340	0.64
	Other		22,780,880	3.64

			35,763,204	5.72

	LEATHER AND LEATHER PRODUCTS		667,968	0.11

	LUMBER AND WOOD PRODUCTS		168,909	0.03

	METAL MINING		2,379,765	0.38

	MISCELLANEOUS MANUFACTURING INDUSTRIES
	Tyco International Ltd	113,400	3,158,190	0.50
	Other		1,237,038	0.20

			4,395,228	0.70

	MISCELLANEOUS RETAIL		6,246,094	1.00

	MOTION PICTURES
	Time Warner, Inc	263,000	4,762,930	0.76
	Viacom, Inc (Class B)	88,800	2,931,288	0.47
			4,855,986	0.78

			12,550,204	2.01

	NONDEPOSITORY INSTITUTIONS
	American Express Co	69,500	3,992,080	0.64
	Other		10,791,022	1.72

			14,783,102	2.36

	NONMETALLIC MINERALS, EXCEPT FUELS		422,997	0.07

	OIL AND GAS EXTRACTION		19,145,094	3.06

	PAPER AND ALLIED PRODUCTS		3,716,059	0.59

	PERSONAL SERVICES		754,919	0.12

	PETROLEUM AND COAL PRODUCTS
	Chevron Corp	126,115	8,163,424	1.31
	ConocoPhillips	77,900	5,445,989	0.87
d	Exxon Mobil Corp	353,300	22,448,682	3.59
	Other		6,261,630	1.00

			42,319,725	6.77

	PRIMARY METAL INDUSTRIES		3,723,344	0.60

	PRINTING AND PUBLISHING		3,613,541	0.58

	RAILROAD TRANSPORTATION		3,794,692	0.61

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		435,360	0.07

146	2005 Annual Report
	TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

S&P 500 Index Fund	Summary portfolio of investments September 30, 2005	concluded

COMPANY		SHARES	VALUE	% OF NET ASSETS

SECURITY AND COMMODITY BROKERS
Goldman Sachs Group, Inc		26,000	$3,161,080	0.51%
Merrill Lynch & Co, Inc		51,900	3,184,065	0.51
Morgan Stanley		60,800	3,279,552	0.52
Other			5,186,353	0.83

			14,811,050	2.37

TOBACCO PRODUCTS
Altria Group, Inc		116,200	8,565,102	1.37
Other			787,794	0.13

			9,352,896	1.50

TRANSPORTATION BY AIR			2,063,090	0.33

TRANSPORTATION EQUIPMENT
Boeing Co		45,900	3,118,905	0.50
United Technologies Corp		57,400	2,975,616	0.47
Other			9,556,178	1.53

			15,650,699	2.50

TRANSPORTATION SERVICES			146,016	0.02

TRUCKING AND WAREHOUSING
United Parcel Service, Inc (Class B)		62,000	4,286,060	0.69

WATER TRANSPORTATION			1,209,516	0.19

WHOLESALE TRADE-DURABLE GOODS			339,570	0.05

WHOLESALE TRADE-NONDURABLE GOODS			6,103,280	0.98

TOTAL COMMON STOCKS	(Cost $568,627,168)		622,479,616	99.53

	ISSUER		PRINCIPAL

	SHORT-TERM INVESTMENTS

	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
d	Federal Home Loan Bank (FHLB)	3.180%, 10/03/05	$10,770,000	10,770,000	1.72

	TOTAL SHORT-TERM INVESTMENTS	(Cost $10,768,097)		10,770,000	1.72

	TOTAL PORTFOLIO	(Cost $579,395,265)		633,249,616	101.25%
	OTHER ASSETS & LIABILITIES, NET			(7,842,601)	(1.25)

	NET ASSETS			$625,407,015	100.00%

*	Non-income producing

d	All or a portion of these securities have been segregated by the custodian to cover margin or other requirements on open futures contracts.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At September 30, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $581,358,788. Net unrealized appreciation of portfolio investments aggregated $51,890,828 of which $67,867,985 related to appreciated portfolio investments and $15,977,157 related to depreciated portfolio investments.

	2005 Annual Report	147
SEE NOTES TO FINANCIAL STATEMENTS	Institutional Class • TIAA-CREF Institutional Mutual Funds

Mid-Cap Growth Index Fund	Summary portfolio of investments September 30, 2005

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	AMUSEMENT AND RECREATION SERVICES		$172,297	0.58%

	APPAREL AND ACCESSORY STORES		678,209	2.27

	APPAREL AND OTHER TEXTILE PRODUCTS		42,367	0.14

	AUTO REPAIR, SERVICES AND PARKING		13,448	0.05

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		287,205	0.96

	BUILDING MATERIALS AND GARDEN SUPPLIES		158,148	0.53

	BUSINESS SERVICES
	Autodesk, Inc	3,869	179,676	0.60
*	Fiserv, Inc	3,262	149,628	0.50
	Other		2,682,299	8.98

			3,011,603	10.08

	CHEMICALS AND ALLIED PRODUCTS
*	Forest Laboratories, Inc	5,997	233,703	0.78
*	Medimmune, Inc	4,196	141,195	0.47
	Other		1,404,088	4.70

			1,778,986	5.95

	COAL MINING
	Peabody Energy Corp	2,258	190,462	0.64
	Other		180,284	0.60

			370,746	1.24

	COMMUNICATIONS
*	American Tower Corp (Class A)	6,311	157,459	0.53
	Other		913,013	3.05

			1,070,472	3.58

	DEPOSITORY INSTITUTIONS
	Synovus Financial Corp	5,243	145,336	0.49
	Other		478,053	1.60

			623,389	2.09

	EATING AND DRINKING PLACES		362,529	1.21

	EDUCATIONAL SERVICES		177,615	0.60

	ELECTRIC, GAS, AND SANITARY SERVICES
*	AES Corp	11,099	182,357	0.61
	Kinder Morgan, Inc	1,465	140,874	0.47
	Williams Cos, Inc	5,694	142,635	0.48
	Other		135,371	0.45

			601,237	2.01

148	2005 Annual Report
	TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Growth Index Fund	Summary portfolio of investments
	September 30, 2005	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
	Analog Devices, Inc	6,304	$234,131	0.78%
*	Broadcom Corp (Class A)	4,667	218,929	0.73
	Linear Technology Corp	5,208	195,769	0.66
	Maxim Integrated Products, Inc	5,606	239,096	0.80
	National Semiconductor Corp	5,870	154,381	0.52
*	Network Appliance, Inc	6,340	150,512	0.50
	Rockwell Collins, Inc	3,045	147,134	0.49
*	Sirius Satellite Radio, Inc	22,448	147,034	0.49
	Xilinx, Inc	5,849	162,895	0.55
	Other		1,618,790	5.42

			3,268,671	10.94

	ENGINEERING AND MANAGEMENT SERVICES
*	Celgene Corp	2,858	155,247	0.52
	Moody’s Corp	4,264	217,805	0.73
	Paychex, Inc	5,686	210,837	0.70
	Quest Diagnostics, Inc	2,760	139,490	0.47
	Other		301,579	1.01

			1,024,958	3.43

	FABRICATED METAL PRODUCTS		88,683	0.30

	FOOD AND KINDRED PRODUCTS		265,912	0.89

	FOOD STORES
	Whole Foods Market, Inc	1,180	158,651	0.53
	Other		38,550	0.13

			197,201	0.66

	FURNITURE AND FIXTURES		189,210	0.63

	FURNITURE AND HOMEFURNISHINGS STORES
*	Bed Bath & Beyond, Inc	4,962	199,373	0.67
	Other		188,998	0.63

			388,371	1.30

	GENERAL BUILDING CONTRACTORS		647,125	2.17

	GENERAL MERCHANDISE STORES
	TJX Cos, Inc	8,247	168,899	0.56
	Other		225,646	0.76

			394,545	1.32

	HEALTH SERVICES
*	Coventry Health Care, Inc	1,878	161,546	0.54
*	Express Scripts, Inc	2,160	134,352	0.45
	Other		727,805	2.44

			1,023,703	3.43

	HOLDING AND OTHER INVESTMENT OFFICES		485,772	1.63

	2005 Annual Report	149
SEE NOTES TO FINANCIAL STATEMENTS	Institutional Class • TIAA-CREF Institutional Mutual Funds

Mid-Cap Growth Index Fund	Summary portfolio of investments
	September 30, 2005	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	HOTELS AND OTHER LODGING PLACES
	Hilton Hotels Corp	6,412	$143,116	0.48%
	Other		379,018	1.27

			522,134	1.75

	INDUSTRIAL MACHINERY AND EQUIPMENT
	American Standard Cos, Inc	3,196	148,774	0.50
	International Game Technology	5,779	156,033	0.52
	Rockwell Automation, Inc	3,141	166,159	0.55
	Other		1,938,058	6.49

			2,409,024	8.06

	INSTRUMENTS AND RELATED PRODUCTS
*	Agilent Technologies, Inc	7,055	231,051	0.77
*	Allergan, Inc	2,256	206,695	0.69
	Biomet, Inc	4,263	147,969	0.50
	Kla-Tencor Corp	3,355	163,590	0.55
	Other		1,079,899	3.61

			1,829,204	6.12

	INSURANCE AGENTS, BROKERS AND SERVICE		81,843	0.27

	INSURANCE CARRIERS		426,619	1.43

	LEATHER AND LEATHER PRODUCTS
*	Coach, Inc	6,442	202,021	0.68
	Other		30,402	0.10

			232,423	0.78

	METAL MINING
	Freeport-McMoRan Copper & Gold, Inc (Class A)	3,089	150,095	0.50
	Other		134,761	0.45

			284,856	0.95

	MISCELLANEOUS MANUFACTURING INDUSTRIES
	Fortune Brands, Inc	2,504	203,650	0.68
	Other		12,710	0.04

			216,360	0.72

	MISCELLANEOUS RETAIL		277,376	0.93

	MOTION PICTURES		62,090	0.21

	NONDEPOSITORY INSTITUTIONS		88,124	0.30

	NONMETALLIC MINERALS, EXCEPT FUELS		132,647	0.44

	OIL AND GAS EXTRACTION
	BJ Services Co	5,554	199,888	0.67
	XTO Energy, Inc	6,166	279,443	0.93
	Other		984,622	3.30

			1,463,953	4.90

	PERSONAL SERVICES
	H&R Block, Inc	5,672	136,015	0.46
	Other		132,331	0.44

			268,346	0.90

150	2005 Annual Report
	TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Growth Index Fund	Summary portfolio of investments
	September 30, 2005	concluded

COMPANY		SHARES	VALUE	% OF NET ASSETS

PETROLEUM AND COAL PRODUCTS
EOG Resources, Inc		4,055	$303,720	1.02%
Murphy Oil Corp		2,825	140,883	0.47
Sunoco, Inc		1,886	147,485	0.49
Other			42,496	0.14

			634,584	2.12

PRIMARY METAL INDUSTRIES			96,224	0.32

PRINTING AND PUBLISHING			464,428	1.56

RAILROAD TRANSPORTATION			39,546	0.13

REAL ESTATE			170,709	0.57

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS			42,208	0.14

SECURITY AND COMMODITY BROKERS
Chicago Mercantile Exchange Holdings, Inc		566	190,912	0.64
Legg Mason, Inc		1,751	192,067	0.64
T Rowe Price Group, Inc		2,281	148,949	0.50
Other			254,463	0.85

			786,391	2.63

STONE, CLAY, AND GLASS PRODUCTS			44,927	0.15

TOBACCO PRODUCTS			64,423	0.22

TRANSPORTATION BY AIR			157,730	0.53

TRANSPORTATION EQUIPMENT
ITT Industries, Inc		1,396	158,586	0.53
Paccar, Inc		2,606	176,921	0.59
Other			349,460	1.17

			684,967	2.29

TRANSPORTATION SERVICES			203,101	0.68

TRUCKING AND WAREHOUSING			127,872	0.43

WHOLESALE TRADE-DURABLE GOODS			338,804	1.13

WHOLESALE TRADE-NONDURABLE GOODS			273,896	0.92

TOTAL COMMON STOCKS	(Cost $21,937,185)		29,747,211	99.57

TOTAL PORTFOLIO	(Cost $21,937,185)		29,747,211	99.57%
OTHER ASSETS & LIABILITIES, NET			129,140	0.43

NET ASSETS			$29,876,351	100.00%

*	Non-income producing

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At September 30, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $21,959,631. Net unrealized appreciation of portfolio investments aggregated $7,787,580 of which $8,289,683 related to appreciated portfolio investments and $502,103 related to depreciated portfolio investments.

	2005 Annual Report	151
SEE NOTES TO FINANCIAL STATEMENTS	Institutional Class • TIAA-CREF Institutional Mutual Funds

Mid-Cap Value Index Fund	Summary portfolio of investments
September 30, 2005

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	AGRICULTURAL PRODUCTION-LIVESTOCK		$14,596	0.03%

	AMUSEMENT AND RECREATION SERVICES		195,694	0.41

	APPAREL AND ACCESSORY STORES		69,168	0.15

	APPAREL AND OTHER TEXTILE PRODUCTS		384,311	0.81

	AUTO REPAIR, SERVICES AND PARKING		91,280	0.19

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		85,751	0.18

	BUSINESS SERVICES
*	Computer Sciences Corp	4,706	222,641	0.47
	Electronic Data Systems Corp	9,882	221,752	0.46
	Other		1,258,402	2.64

			1,702,795	3.57

	CHEMICALS AND ALLIED PRODUCTS
	Clorox Co	3,835	212,996	0.45
	PPG Industries, Inc	4,248	251,439	0.52
	Other		1,902,612	3.99

			2,367,047	4.96

	COAL MINING		119,384	0.25

	COMMUNICATIONS		1,294,328	2.71

	DEPOSITORY INSTITUTIONS
	AmSouth Bancorp	8,723	220,343	0.46
	Comerica, Inc	4,180	246,202	0.52
	Keycorp	10,113	326,144	0.68
	Marshall & Ilsley Corp	5,699	247,963	0.52
	Mellon Financial Corp	9,740	311,388	0.65
	North Fork Bancorporation, Inc	11,762	299,931	0.63
	Other		2,981,116	6.25

			4,633,087	9.71

	EATING AND DRINKING PLACES		84,790	0.18

	EDUCATIONAL SERVICES		6,562	0.01

	ELECTRIC, GAS, AND SANITARY SERVICES
	Ameren Corp	4,920	263,171	0.55
	American Electric Power Co, Inc	9,555	379,333	0.80
	Cinergy Corp	4,977	221,029	0.46
	Consolidated Edison, Inc	6,033	292,902	0.61
	Constellation Energy Group, Inc	4,386	270,178	0.57
	Edison International	8,083	382,164	0.80
	El Paso Corp	15,900	221,010	0.46
	PG&E Corp	9,127	358,235	0.75
	PPL Corp	9,350	302,286	0.63
	Progress Energy, Inc	6,164	275,839	0.58
	Public Service Enterprise Group, Inc	5,929	381,590	0.80
	Sempra Energy	6,342	298,455	0.63
	Other		3,867,450	8.11

			7,513,642	15.75

152	2005 Annual Report
	TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Value Index Fund	Summary portfolio of investments
	September 30, 2005	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Lucent Technologies, Inc	109,355	$355,404	0.74%
	Other		1,344,441	2.82

			1,699,845	3.56

	ENGINEERING AND MANAGEMENT SERVICES		28,985	0.06

	FABRICATED METAL PRODUCTS		201,132	0.42

	FOOD AND KINDRED PRODUCTS
	Archer Daniels Midland Co	16,281	401,489	0.84
	ConAgra Foods, Inc	12,912	319,572	0.67
	Other		1,072,868	2.25

			1,793,929	3.76

	FOOD STORES
	Albertson’s, Inc	9,085	233,030	0.49
*	Kroger Co	18,085	372,370	0.78

			605,400	1.27

	FORESTRY		73,062	0.15

	FURNITURE AND FIXTURES
	Johnson Controls, Inc	3,877	240,568	0.50
	Other		240,516	0.51

			481,084	1.01

	FURNITURE AND HOMEFURNISHINGS STORES		140,679	0.30

	GENERAL BUILDING CONTRACTORS
	Pulte Homes, Inc	5,260	225,759	0.47
	Other		457,908	0.96

			683,667	1.43

	GENERAL MERCHANDISE STORES
	Federated Department Stores, Inc	6,466	432,381	0.91
	Other		422,671	0.88

			855,052	1.79

	HEALTH SERVICES		228,927	0.48

	HOLDING AND OTHER INVESTMENT OFFICES
	Equity Office Properties Trust	10,110	330,698	0.69
	Equity Residential	7,059	267,183	0.56
	iShares Russell Midcap Value Index Fund	2,715	336,253	0.71
	Prologis	5,510	244,148	0.51
	Vornado Realty Trust	3,015	261,159	0.55
	Other	1,980	3,807,480	7.98

			5,246,921	11.00

	HOTELS AND OTHER LODGING PLACES		118,056	0.25

	INDUSTRIAL MACHINERY AND EQUIPMENT		1,162,324	2.44

	2005 Annual Report	153
SEE NOTES TO FINANCIAL STATEMENTS	Institutional Class • TIAA-CREF Institutional Mutual Funds

Mid-Cap Value Index Fund	Summary portfolio of investments September 30, 2005	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	INSTRUMENTS AND RELATED PRODUCTS
*	Xerox Corp	23,794	$324,788	0.68%
	Other		673,324	1.41

			998,112	2.09

	INSURANCE AGENTS, BROKERS AND SERVICE
	AON Corp	7,893	253,207	0.53
	Other		11,265	0.02

			264,472	0.55

	INSURANCE CARRIERS
	Cigna Corp	3,186	375,502	0.79
	Lincoln National Corp	4,295	223,426	0.47
	Principal Financial Group	7,327	347,080	0.73
	Other		3,298,800	6.91

			4,244,808	8.90

	LOCAL AND INTERURBAN PASSENGER TRANSIT		61,948	0.13

	LUMBER AND WOOD PRODUCTS		77,892	0.16

	METAL MINING		175,069	0.37

	MISCELLANEOUS MANUFACTURING INDUSTRIES		225,028	0.47

	MISCELLANEOUS RETAIL
*	Office Depot, Inc	7,847	233,056	0.49
	Other		233,962	0.49

			467,018	0.98

	MOTION PICTURES		4,140	0.01

	NONDEPOSITORY INSTITUTIONS
	CIT Group, Inc	5,263	237,782	0.50
	Other		188,340	0.39

			426,122	0.89

	NONMETALLIC MINERALS, EXCEPT FUELS		62,114	0.13

	OIL AND GAS EXTRACTION
	Kerr-McGee Corp	2,829	274,724	0.57
	Other		1,042,868	2.19

			1,317,592	2.76

	PAPER AND ALLIED PRODUCTS
	Georgia-Pacific Corp	6,433	219,108	0.46
	Other		525,227	1.10

			744,335	1.56

	PERSONAL SERVICES		62,026	0.13

	PETROLEUM AND COAL PRODUCTS
	Amerada Hess Corp	1,942	267,025	0.56
	Other		197,206	0.41

			464,231	0.97

154	2005 Annual Report
	TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Summary portfolio of investments
Mid-Cap Value Index Fund	September 30, 2005	concluded

COMPANY		SHARES	VALUE	% OF NET ASSETS

PRIMARY METAL INDUSTRIES
Nucor Corp		3,977	$234,603	0.49%
Other			306,145	0.64

			540,748	1.13

PRINTING AND PUBLISHING			797,160	1.67

RAILROAD TRANSPORTATION
CSX Corp		5,407	251,317	0.53
Norfolk Southern Corp		8,578	347,924	0.73

			599,241	1.26

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS			95,088	0.20

SECURITY AND COMMODITY BROKERS
Bear Stearns Cos, Inc		2,780	305,105	0.64
Other			531,602	1.11

			836,707	1.75

STONE, CLAY, AND GLASS PRODUCTS			196,607	0.41

TOBACCO PRODUCTS			327,371	0.69

TRANSPORTATION BY AIR			146,763	0.31

TRANSPORTATION EQUIPMENT			681,343	1.43

TRANSPORTATION SERVICES			64,105	0.14

TRUCKING AND WAREHOUSING			70,374	0.15

WATER TRANSPORTATION			95,717	0.20

WHOLESALE TRADE-DURABLE GOODS			544,165	1.14

WHOLESALE TRADE-NONDURABLE GOODS
Safeway, Inc		11,069	283,366	0.59
Other			765,818	1.61

			1,049,184	2.20

TOTAL COMMON STOCKS	(Cost $36,712,424)		47,520,978	99.61

TOTAL PORTFOLIO	(Cost $36,712,424)		47,520,978	99.61%
OTHER ASSETS & LIABILITIES, NET			187,630	0.39

NET ASSETS			$47,708,608	100.00%

*	Non-income producing

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At September 30, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $36,720,057. Net unrealized appreciation of portfolio investments aggregated $10,800,921 of which $11,401,741 related to appreciated portfolio investments and $600,820 related to depreciated portfolio investments.

	2005 Annual Report	155
SEE NOTES TO FINANCIAL STATEMENTS	Institutional Class • TIAA-CREF Institutional Mutual Funds

Mid-Cap Blend Index Fund	Summary portfolio of investments September 30, 2005

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	AGRICULTURAL PRODUCTION-LIVESTOCK		$9,173	0.01%

	AMUSEMENT AND RECREATION SERVICES
	Harrah’s Entertainment, Inc	3,515	229,143	0.32
	Other		117,030	0.17

			346,173	0.49

	APPAREL AND ACCESSORY STORES		830,130	1.17

	APPAREL AND OTHER TEXTILE PRODUCTS		346,982	0.49

	AUTO REPAIR, SERVICES AND PARKING		84,780	0.12

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		388,555	0.55

	BUILDING MATERIALS AND GARDEN SUPPLIES		170,262	0.24

	BUSINESS SERVICES
	Electronic Data Systems Corp	10,025	224,961	0.32
*	Sun Microsystems, Inc	65,016	254,863	0.36
	Other		4,266,676	6.00

			4,746,500	6.68

	CHEMICALS AND ALLIED PRODUCTS
*	Biogen Idec, Inc	6,627	261,634	0.37
*	Forest Laboratories, Inc	6,747	262,931	0.37
	Other		3,319,959	4.67

			3,844,524	5.41

	COAL MINING		505,788	0.71

	COMMUNICATIONS
*	Liberty Global, Inc	9,064	245,453	0.35
	Other		1,957,003	2.75

			2,202,456	3.10

	DEPOSITORY INSTITUTIONS
	Keycorp	7,796	251,421	0.35
	Mellon Financial Corp	8,091	258,669	0.37
	North Fork Bancorporation, Inc	9,290	236,895	0.33
	Other		3,555,129	5.01

			4,302,114	6.06

	EATING AND DRINKING PLACES		475,555	0.67

	EDUCATIONAL SERVICES		208,039	0.29

156	2005 Annual Report
	TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Blend Index Fund	Summary portfolio of investments September 30, 2005	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	ELECTRIC, GAS, AND SANITARY SERVICES
	American Electric Power Co, Inc	7,427	$294,852	0.41%
	Consolidated Edison, Inc	4,699	228,136	0.32
	Edison International	6,293	297,533	0.42
	PG&E Corp	7,124	279,617	0.39
	PPL Corp	7,248	234,328	0.33
	Public Service Enterprise Group, Inc	4,600	296,056	0.42
	Sempra Energy	5,154	242,547	0.34
	Williams Cos, Inc	10,949	274,272	0.39
	Other		4,373,298	6.16

			6,520,639	9.18

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
	Analog Devices, Inc	7,077	262,840	0.37
*	Broadcom Corp (Class A)	5,319	249,514	0.35
*	Lucent Technologies, Inc	84,553	274,797	0.39
	Maxim Integrated Products, Inc	6,331	270,017	0.38
	Other		3,980,466	5.60

			5,037,634	7.09

	ENGINEERING AND MANAGEMENT SERVICES
	Moody’s Corp	4,777	244,009	0.34
	Paychex, Inc	6,401	237,349	0.34
	Other		698,450	0.98

			1,179,808	1.66

	FABRICATED METAL PRODUCTS		257,158	0.36

	FOOD AND KINDRED PRODUCTS
	Archer Daniels Midland Co	12,672	312,492	0.44
	ConAgra Foods, Inc	9,976	246,906	0.35
	H.J. Heinz Co	6,751	246,682	0.34
	Other		879,355	1.24

			1,685,435	2.37

	FOOD STORES
*	Kroger Co	13,944	287,107	0.41
	Other		400,172	0.56

			687,279	0.97

	FORESTRY		57,217	0.08

	FURNITURE AND FIXTURES
	Johnson Controls, Inc	3,714	230,454	0.32
	Other		360,682	0.51

			591,136	0.83

	FURNITURE AND HOMEFURNISHINGS STORES
*	Bed Bath & Beyond, Inc	5,689	228,584	0.32
	Other		321,700	0.45

			550,284	0.77

	GENERAL BUILDING CONTRACTORS		1,265,211	1.78

	2005 Annual Report	157
SEE NOTES TO FINANCIAL STATEMENTS	Institutional Class • TIAA-CREF Institutional Mutual Funds

Mid-Cap Blend Index Fund	Summary portfolio of investments September 30, 2005	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	GENERAL MERCHANDISE STORES
	Federated Department Stores, Inc	5,007	$334,818	0.47%
	Other		768,274	1.08

			1,103,092	1.55

	HEALTH SERVICES		1,324,800	1.86

	HOLDING AND OTHER INVESTMENT OFFICES
	Equity Office Properties Trust	7,844	256,577	0.36
	iShares Russell Midcap Index Fund	8,350	722,609	1.02
	Other		4,022,537	5.66

			5,001,723	7.04

	HOTELS AND OTHER LODGING PLACES
	Starwood Hotels & Resorts Worldwide, Inc	4,124	235,769	0.33
	Other		447,184	0.63

			682,953	0.96

	INDUSTRIAL MACHINERY AND EQUIPMENT		3,619,440	5.10

	INSTRUMENTS AND RELATED PRODUCTS
*	Agilent Technologies, Inc	9,432	308,898	0.44
*	Allergan, Inc	2,518	230,699	0.32
*	Xerox Corp	18,290	249,659	0.35
	Other		2,052,115	2.89

			2,841,371	4.00

	INSURANCE AGENTS, BROKERS AND SERVICE		298,960	0.42

	INSURANCE CARRIERS
	Cigna Corp	2,450	288,757	0.41
	Principal Financial Group	5,599	265,225	0.37
	Other		3,191,815	4.49

			3,745,797	5.27

	LEATHER AND LEATHER PRODUCTS
*	Coach, Inc	7,194	225,604	0.32
	Other		34,861	0.05

			260,465	0.37

	LOCAL AND INTERURBAN PASSENGER TRANSIT		47,881	0.07

	LUMBER AND WOOD PRODUCTS		61,112	0.09

	METAL MINING
	Phelps Dodge Corp	1,823	236,862	0.34
	Other		222,610	0.31

			459,472	0.65

	MISCELLANEOUS MANUFACTURING INDUSTRIES
	Fortune Brands, Inc	2,784	226,423	0.32
	Other		189,041	0.26

			415,464	0.58

	MISCELLANEOUS RETAIL		674,843	0.95

158	2005 Annual Report
	TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Blend Index Fund	Summary portfolio of investments September 30, 2005	continued

COMPANY	SHARES	VALUE	% OF NET ASSETS

MOTION PICTURES		$72,399	0.10%

NONDEPOSITORY INSTITUTIONS		429,925	0.61

NONMETALLIC MINERALS, EXCEPT FUELS		203,601	0.29

OIL AND GAS EXTRACTION
BJ Services Co	6,200	223,138	0.31
Chesapeake Energy Corp	6,022	230,342	0.33
XTO Energy, Inc	6,895	312,481	0.44
Other		1,903,700	2.68

		2,669,661	3.76

PAPER AND ALLIED PRODUCTS		574,541	0.81

PERSONAL SERVICES		352,104	0.50

PETROLEUM AND COAL PRODUCTS
EOG Resources, Inc	4,650	348,285	0.49
Other		724,435	1.02

		1,072,720	1.51

PRIMARY METAL INDUSTRIES		526,250	0.74

PRINTING AND PUBLISHING		1,118,363	1.57

RAILROAD TRANSPORTATION
Norfolk Southern Corp	7,786	315,800	0.44
Other		195,216	0.28

		511,016	0.72

REAL ESTATE		185,694	0.26

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		121,895	0.17

SECURITY AND COMMODITY BROKERS
Bear Stearns Cos, Inc	2,200	241,450	0.34
Other		1,264,531	1.78

		1,505,981	2.12

STONE, CLAY, AND GLASS PRODUCTS		204,085	0.29

TOBACCO PRODUCTS		323,119	0.45

TRANSPORTATION BY AIR
Southwest Airlines Co	15,021	223,062	0.31
Other		67,356	0.10

		290,418	0.41

TRANSPORTATION EQUIPMENT
Paccar, Inc	3,350	227,432	0.32
Other		1,072,791	1.51

		1,300,223	1.83

TRANSPORTATION SERVICES		273,830	0.39

TRUCKING AND WAREHOUSING		199,768	0.28

WATER TRANSPORTATION		83,376	0.12

	2005 Annual Report	159
SEE NOTES TO FINANCIAL STATEMENTS	Institutional Class • TIAA-CREF Institutional Mutual Funds

Mid-Cap Blend Index Fund	Summary portfolio of investments September 30, 2005	concluded

COMPANY		SHARES	VALUE	% OF NET ASSETS

WHOLESALE TRADE-DURABLE GOODS			$802,691	1.13%

WHOLESALE TRADE-NONDURABLE GOODS
McKesson Corp		5,733	272,031	0.38
Safeway, Inc		8,700	222,720	0.32
Other			633,181	0.89

			1,127,932	1.59

TOTAL COMMON STOCKS	(Cost $51,285,595)		70,779,797	99.64

ISSUER		PRINCIPAL

SHORT-TERM INVESTMENTS

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Federal Home Loan Bank (FHLB)	3.180%, 10/03/05	$140,000	140,000	0.20

			140,000	0.20

TOTAL SHORT-TERM INVESTMENTS	(Cost $139,975)		140,000	0.20

TOTAL PORTFOLIO	(Cost $51,425,570)		70,919,797	99.84%
OTHER ASSETS & LIABILITIES, NET			114,139	0.16

NET ASSETS			$71,033,936	100.00%

*	Non-income producing

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At September 30, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $51,516,884. Net unrealized appreciation of portfolio investments aggregated $19,402,913 of which $20,406,905 related to appreciated portfolio investments and $1,003,992 related to depreciated portfolio investments.

160	2005 Annual Report
	TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Growth Index Fund	Summary portfolio of investments September 30, 2005

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	AGRICULTURAL PRODUCTION-CROPS		$106,086	0.14%

	AGRICULTURAL PRODUCTION-LIVESTOCK		24,714	0.03

	AMUSEMENT AND RECREATION SERVICES		497,120	0.64

	APPAREL AND ACCESSORY STORES
*	Pacific Sunwear Of California, Inc	9,666	207,239	0.26
	Other		992,248	1.27

			1,199,487	1.53

	APPAREL AND OTHER TEXTILE PRODUCTS		283,789	0.36

	AUTO REPAIR, SERVICES AND PARKING		168,193	0.22

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		151,226	0.19

	BUSINESS SERVICES
	Acxiom Corp	11,190	209,477	0.27
*	CNET Networks, Inc	16,314	221,381	0.28
	MoneyGram International, Inc	9,140	198,429	0.25
*	Parametric Technology Corp	34,759	242,270	0.31
	Other		10,448,332	13.35

			11,319,889	14.46

	CHEMICALS AND ALLIED PRODUCTS
*	Alkermes, Inc	11,418	191,822	0.24
*	Human Genome Sciences, Inc	16,636	226,083	0.29
	Medicis Pharmaceutical Corp (Class A)	6,879	223,980	0.29
*	MGI Pharma, Inc	9,175	213,869	0.27
*	Neurocrine Biosciences, Inc	4,657	229,078	0.29
*	United Therapeutics Corp	2,921	203,886	0.26
	Other		5,061,012	6.47

			6,349,730	8.11

	COAL MINING		284,248	0.36

	COMMUNICATIONS
	Adtran, Inc	8,418	265,167	0.34
	Other		1,658,387	2.12

			1,923,554	2.46

	DEPOSITORY INSTITUTIONS
*	SVB Financial Group	4,505	219,123	0.28
	UCBH Holdings, Inc	11,666	213,721	0.27
	Other		3,245,419	4.15

			3,678,263	4.70

	EATING AND DRINKING PLACES		1,306,949	1.67

	EDUCATIONAL SERVICES		621,053	0.79

	2005 Annual Report	161
SEE NOTES TO FINANCIAL STATEMENTS	Institutional Class • TIAA-CREF Institutional Mutual Funds

Small-Cap Growth Index Fund	Summary portfolio of investments September 30, 2005	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	ELECTRIC, GAS, AND SANITARY SERVICES
*	Waste Connections, Inc	5,988	$210,059	0.27%
	Other		325,046	0.41

			535,105	0.68

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Cypress Semiconductor Corp	16,733	251,832	0.32
*	Microsemi Corp	7,891	201,536	0.26
	Plantronics, Inc	6,217	191,546	0.24
*	PMC - Sierra, Inc	22,967	202,339	0.26
*	Varian Semiconductor Equipment Associates, Inc	4,687	198,588	0.25
	Other		6,202,505	7.93

			7,248,346	9.26

	ENGINEERING AND MANAGEMENT SERVICES
*	Amylin Pharmaceuticals, Inc	14,067	489,391	0.62
*	ICOS Corp	8,087	223,363	0.29
	Other		2,635,651	3.37

			3,348,405	4.28

	FABRICATED METAL PRODUCTS		653,564	0.84

	FOOD AND KINDRED PRODUCTS		460,705	0.59

	FOOD STORES		200,181	0.26

	FURNITURE AND FIXTURES		267,649	0.34

	FURNITURE AND HOMEFURNISHINGS STORES		749,662	0.96

	GENERAL BUILDING CONTRACTORS
	Walter Industries, Inc	4,669	228,407	0.29
	Other		227,565	0.29

			455,972	0.58

	GENERAL MERCHANDISE STORES		208,059	0.27

	HEALTH SERVICES
*	Apria Healthcare Group, Inc	6,267	199,980	0.25
*	Pediatrix Medical Group, Inc	2,921	224,391	0.29
*	United Surgical Partners International, Inc	5,532	216,357	0.28
	Other		1,841,031	2.35

			2,481,759	3.17

	HOLDING AND OTHER INVESTMENT OFFICES
	iShares Russell 2000 Growth Index Fund	7,200	495,288	0.63
	Other		1,760,617	2.25

			2,255,905	2.88

	HOTELS AND OTHER LODGING PLACES		296,311	0.38

162	2005 Annual Report
	TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Growth Index Fund	Summary portfolio of investments September 30, 2005	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	INDUSTRIAL MACHINERY AND EQUIPMENT
*	Emulex Corp	10,026	$202,625	0.26%
	Engineered Support Systems, Inc	5,283	216,814	0.28
*	Micros Systems, Inc	4,879	213,456	0.27
*	UNOVA, Inc	6,226	217,785	0.28
	Other		2,852,734	3.64

			3,703,414	4.73

	INSTRUMENTS AND RELATED PRODUCTS
*	Intuitive Surgical, Inc	4,432	324,821	0.42
	Mentor Corp	4,101	225,596	0.29
	Other		5,575,705	7.12

			6,126,122	7.83

	INSURANCE AGENTS, BROKERS AND SERVICE
	National Financial Partners Corp	4,532	204,574	0.26
	Other		130,864	0.17

			335,438	0.43

	INSURANCE CARRIERS
*	Covanta Holding Corp	13,865	186,207	0.24
	Other		555,976	0.71

			742,183	0.95

	JUSTICE, PUBLIC ORDER AND SAFETY		138,732	0.18

	LEATHER AND LEATHER PRODUCTS		211,202	0.27

	LEGAL SERVICES		72,097	0.09

	LUMBER AND WOOD PRODUCTS		248,581	0.32

	METAL MINING
	Cleveland-Cliffs, Inc	2,857	248,873	0.32
	Other		262,634	0.33

			511,507	0.65

	MISCELLANEOUS MANUFACTURING INDUSTRIES		571,553	0.73

	MISCELLANEOUS RETAIL		1,310,179	1.67

	MOTION PICTURES		146,030	0.19

	NONDEPOSITORY INSTITUTIONS		490,693	0.63

	NONMETALLIC MINERALS, EXCEPT FUELS		51,527	0.07

	OIL AND GAS EXTRACTION
*	Cal Dive International, Inc	4,959	314,450	0.40
*	Cheniere Energy, Inc	6,100	252,296	0.32
*	Grey Wolf, Inc	24,406	205,743	0.26
	St. Mary Land & Exploration Co	5,641	206,461	0.27
*	Superior Energy Services	9,921	229,076	0.29
	Todco	6,019	251,052	0.32
	Other		2,662,011	3.41

			4,121,089	5.27

	2005 Annual Report	163
SEE NOTES TO FINANCIAL STATEMENTS	Institutional Class • TIAA-CREF Institutional Mutual Funds

Small-Cap Growth Index Fund	Summary portfolio of investments September 30, 2005	continued

	COMPANY		SHARES	VALUE	% OF NET ASSETS

	PAPER AND ALLIED PRODUCTS			$172,299	0.22%

	PERSONAL SERVICES			163,115	0.21

	PETROLEUM AND COAL PRODUCTS
	Frontier Oil Corp		6,980	309,563	0.40
*	Headwaters, Inc		5,278	197,397	0.25
	Other			363,695	0.46

				870,655	1.11

	PRIMARY METAL INDUSTRIES
*	Lone Star Technologies, Inc		3,758	208,907	0.27
	Other			1,006,427	1.28

				1,215,334	1.55

	PRINTING AND PUBLISHING			969,670	1.24

	RAILROAD TRANSPORTATION
	Florida East Coast Industries	.	4,146	187,772	0.24
	Other			203,500	0.26

				391,272	0.50

	REAL ESTATE			254,213	0.32

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS
*	Jarden Corp		6,924	284,369	0.37
	Other			298,913	0.38

				583,282	0.75

	SECURITY AND COMMODITY BROKERS			722,381	0.92

	SOCIAL SERVICES			169,260	0.22

	SPECIAL TRADE CONTRACTORS			157,792	0.20

	STONE, CLAY, AND GLASS PRODUCTS
	Eagle Materials, Inc		2,408	292,259	0.38
	Other			261,017	0.33

				553,276	0.71

	TEXTILE MILL PRODUCTS			54,279	0.07

	TRANSPORTATION BY AIR			543,790	0.69

	TRANSPORTATION EQUIPMENT
	JLG Industries, Inc		6,510	238,201	0.30
	Other			1,015,643	1.30

				1,253,844	1.60

	TRANSPORTATION SERVICES			305,757	0.39

	TRUCKING AND WAREHOUSING			430,594	0.55

	WATER TRANSPORTATION			238,399	0.30

	WHOLESALE TRADE-DURABLE GOODS			1,495,007	1.91

164	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Growth Index Fund	Summary portfolio of investments September 30, 2005	concluded

	COMPANY		SHARES	VALUE	% OF NET ASSETS

	WHOLESALE TRADE-NONDURABLE GOODS
*	Tractor Supply Co		4,181	$190,863	0.24%
	Other			966,327	1.24

				1,157,190	1.48

	TOTAL COMMON STOCKS	(Cost $60,069,061)		77,557,680	99.10

	TOTAL PORTFOLIO	(Cost $60,069,061)		77,557,680	99.10%
	OTHER ASSETS & LIABILITIES, NET			703,962	0.90

	NET ASSETS			$78,261,642	100.00%

*	Non-income producing

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At September 30, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $60,392,791. Net unrealized appreciation of portfolio investments aggregated $17,164,889 of which $20,577,816 related to appreciated portfolio investments and $3,412,927 related to depreciated portfolio investments.

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	165

Small-Cap Value Index Fund	Summary portfolio of investments September 30, 2005

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	AGRICULTURAL PRODUCTION-CROPS		$206,820	0.28%

	AGRICULTURAL PRODUCTION-LIVESTOCK		34,325	0.05

	AMUSEMENT AND RECREATION SERVICES		368,891	0.50

	APPAREL AND ACCESSORY STORES		783,620	1.06

	APPAREL AND OTHER TEXTILE PRODUCTS		269,971	0.37

	AUTO REPAIR, SERVICES AND PARKING
*	PHH Corp	6,503	178,572	0.24
	Other		301,014	0.41

			479,586	0.65

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		310,356	0.42

	BUILDING MATERIALS AND GARDEN SUPPLIES		104,166	0.14

	BUSINESS SERVICES
*	3Com Corp	47,407	193,421	0.26
	Other		3,542,830	4.81

			3,736,251	5.07

	CHEMICALS AND ALLIED PRODUCTS
*	Vertex Pharmaceuticals, Inc	11,659	260,579	0.35
	Other		2,317,317	3.15

			2,577,896	3.50

	COAL MINING		159,379	0.22

	COMMUNICATIONS
*	Level 3 Communications, Inc	85,774	198,996	0.27
	Other		2,150,109	2.92

			2,349,105	3.19

	DEPOSITORY INSTITUTIONS
	Bancorpsouth, Inc	9,625	219,931	0.30
	First Niagara Financial Group, Inc	14,234	205,539	0.28
	Fremont General Corp	7,984	174,291	0.24
	Old National Bancorp	8,435	178,991	0.24
	Other		10,512,037	14.26

			11,290,789	15.32

	EATING AND DRINKING PLACES		747,019	1.01

	ELECTRIC, GAS, AND SANITARY SERVICES
*	Aquila, Inc	45,700	180,972	0.25
*	Calpine Corp	69,524	180,067	0.24
	Nicor, Inc	5,443	228,769	0.31
	Peoples Energy Corp	4,658	183,432	0.25
*	Sierra Pacific Resources	14,502	215,355	0.29
	WGL Holdings, Inc	5,925	190,370	0.26
	Other		2,852,488	3.87

			4,031,453	5.47

166	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Value Index Fund	Summary portfolio of investments September 30, 2005	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Ciena Corp	70,630	$186,463	0.25%
	Imation Corp	4,073	174,610	0.24
	Other		4,148,986	5.63

			4,510,059	6.12

	ENGINEERING AND MANAGEMENT SERVICES
*	Shaw Group, Inc	9,500	234,270	0.32
*	URS Corp	4,984	201,304	0.27
	Other		886,760	1.20

			1,322,334	1.79

	FABRICATED METAL PRODUCTS
	Commercial Metals Co	7,405	249,845	0.34
	Crane Co	6,210	184,685	0.25
	Other		517,123	0.70

			951,653	1.29

	FOOD AND KINDRED PRODUCTS
	Corn Products International, Inc	9,216	185,887	0.25
	Other		905,086	1.23

			1,090,973	1.48

	FOOD STORES		248,049	0.34

	FURNITURE AND FIXTURES		441,343	0.60

	FURNITURE AND HOMEFURNISHINGS STORES		345,806	0.47

	GENERAL BUILDING CONTRACTORS		411,973	0.56

	GENERAL MERCHANDISE STORES		482,817	0.66

	HEALTH SERVICES		554,718	0.75

	HEAVY CONSTRUCTION, EXCEPT BUILDING		158,772	0.22

	HOLDING AND OTHER INVESTMENT OFFICES
	Brandywine Realty Trust	6,832	212,407	0.29
	Colonial Properties Trust	4,832	214,927	0.29
	First Industrial Realty Trust, Inc	5,262	210,743	0.28
	Highwoods Properties, Inc	6,601	194,796	0.26
	iShares Russell 2000 Value Index Fund	6,878	453,467	0.61
	Nationwide Health Properties, Inc	7,537	175,612	0.24
	Pennsylvania Real Estate Investment Trust	4,497	189,683	0.26
	Post Properties, Inc	4,880	181,780	0.25
	Prentiss Properties Trust	5,581	226,589	0.31
	Other		6,440,567	8.74

			8,500,571	11.53

	HOTELS AND OTHER LODGING PLACES
*	La Quinta Corp	24,700	214,643	0.29
	Other		527,976	0.72

			742,619	1.01

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	167

Small-Cap Value Index Fund	Summary portfolio of investments September 30, 2005	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	INDUSTRIAL MACHINERY AND EQUIPMENT
*	AGCO Corp	11,144	$202,821	0.27%
	Briggs & Stratton Corp	6,287	217,467	0.30
*	Flowserve Corp	6,698	243,472	0.33
	Kennametal, Inc	4,662	228,624	0.31
	York International Corp	5,112	286,630	0.39
	Other		2,570,484	3.49

			3,749,498	5.09

	INSTRUMENTS AND RELATED PRODUCTS
	STERIS Corp	7,518	178,853	0.24
	Other		2,008,495	2.73

			2,187,348	2.97

	INSURANCE AGENTS, BROKERS AND SERVICE		238,103	0.32

	INSURANCE CARRIERS
	Ohio Casualty Corp	7,666	207,902	0.28
	Other		2,639,655	3.58

			2,847,557	3.86

	JUSTICE, PUBLIC ORDER AND SAFETY		94,050	0.13

	LEATHER AND LEATHER PRODUCTS		170,137	0.23

	LEGAL SERVICES		113,367	0.15

	LUMBER AND WOOD PRODUCTS		148,866	0.20

	METAL MINING		44,762	0.06

	MISCELLANEOUS MANUFACTURING INDUSTRIES		456,452	0.62

	MISCELLANEOUS RETAIL		415,040	0.56

	MOTION PICTURES		199,345	0.27

	NONDEPOSITORY INSTITUTIONS		835,729	1.13

	NONMETALLIC MINERALS, EXCEPT FUELS		54,878	0.07

	OIL AND GAS EXTRACTION
*	Cimarex Energy Co	9,977	452,257	0.61
*	Houston Exploration Co	3,529	237,325	0.32
*	Stone Energy Corp	2,871	175,246	0.24
	Other		2,156,460	2.93

			3,021,288	4.10

	PAPER AND ALLIED PRODUCTS
	Bowater, Inc	6,907	195,261	0.26
	Potlatch Corp	3,500	182,420	0.25
	Other		590,482	0.80

			968,163	1.31

	PERSONAL SERVICES		365,609	0.50

	PETROLEUM AND COAL PRODUCTS		99,090	0.13

168	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Summary portfolio of investments
Small-Cap Value Index Fund	September 30, 2005	continued

	COMPANY		SHARES	VALUE	% OF NET ASSETS

	PRIMARY METAL INDUSTRIES
	Carpenter Technology Corp		3,016	$176,768	0.24%
	Other			1,594,905	2.16

				1,771,673	2.40

	PRINTING AND PUBLISHING			928,789	1.26

	RAILROAD TRANSPORTATION			132,418	0.18

	REAL ESTATE			342,228	0.46

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS			415,170	0.56

	SECURITY AND COMMODITY BROKERS			657,337	0.89

	SOCIAL SERVICES			37,321	0.05

	SPECIAL TRADE CONTRACTORS
*	Quanta Services, Inc		14,394	183,667	0.25
	Other			361,570	0.49

				545,237	0.74

	STONE, CLAY, AND GLASS PRODUCTS			83,802	0.11

	TEXTILE MILL PRODUCTS			46,140	0.06

	TOBACCO PRODUCTS			186,039	0.25

	TRANSPORTATION BY AIR			494,302	0.67

	TRANSPORTATION EQUIPMENT
*	Armor Holdings, Inc		4,242	182,448	0.25
	Trinity Industries, Inc		5,029	203,624	0.27
	Other			1,268,331	1.72

				1,654,403	2.24

	TRANSPORTATION SERVICES
	GATX Corp		5,399	213,530	0.29
	Other			56,215	0.08

				269,745	0.37

	TRUCKING AND WAREHOUSING			322,808	0.44

	WATER TRANSPORTATION			70,659	0.10

	WHOLESALE TRADE-DURABLE GOODS
	Hughes Supply, Inc		6,804	221,810	0.30
	Other			1,278,735	1.74

				1,500,545	2.04

	WHOLESALE TRADE-NONDURABLE GOODS
*	Performance Food Group Co		5,732	180,902	0.25
	Other			671,315	0.91

				852,217	1.16

	TOTAL COMMON STOCKS	(Cost $61,620,517)		73,531,429	99.75%

	2005 Annual Report	169
SEE NOTES TO FINANCIAL STATEMENTS	Institutional Class • TIAA-CREF Institutional Mutual Funds

Small-Cap Value Index Fund	Summary portfolio of investments September 30, 2005	concluded

COMPANY		SHARES	VALUE	% OF NET ASSETS

SHORT-TERM INVESTMENTS

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES Federal Home Loan Bank (FHLB)	3.180%, 10/03/05	$130,000	$130,000	0.18%

			130,000	0.18

TOTAL SHORT-TERM INVESTMENTS	(Cost $129,977)		130,000	0.18

TOTAL PORTFOLIO	(Cost $61,750,494)		73,661,429	99.93%
OTHER ASSETS & LIABILITIES, NET			50,817	0.07

NET ASSETS			$73,712,246	100.00%

*	Non-income producing

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At September 30, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $62,090,567. Net unrealized appreciation of portfolio investments aggregated $11,570,862 of which $14,842,318 related to appreciated portfolio investments and $3,271,456 related to depreciated portfolio investments.

170	2005 Annual Report
	TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Blend Index Fund	Summary portfolio of investments September 30, 2005

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	AGRICULTURAL PRODUCTION-CROPS		$314,303	0.20%

	AGRICULTURAL PRODUCTION-LIVESTOCK		59,039	0.04

	AGRICULTURAL SERVICES		19	0.00	**

	AMUSEMENT AND RECREATION SERVICES		887,406	0.57

	APPAREL AND ACCESSORY STORES		2,058,343	1.31

	APPAREL AND OTHER TEXTILE PRODUCTS		574,016	0.37

	AUTO REPAIR, SERVICES AND PARKING		666,566	0.43

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		470,410	0.30

	BUILDING MATERIALS AND GARDEN SUPPLIES		113,532	0.07

	BUSINESS SERVICES
*	CNET Networks, Inc	16,828	228,356	0.15
	MoneyGram International, Inc	11,212	243,413	0.16
*	Parametric Technology Corp	35,190	245,274	0.16
*	TIBCO Software, Inc	27,961	233,754	0.14
	OTHER		14,540,252	9.27

			15,491,049	9.88

	CHEMICALS AND ALLIED PRODUCTS
*	Human Genome Sciences, Inc	16,941	230,228	0.15
	Medicis Pharmaceutical Corp (Class A)	6,997	227,822	0.14
*	Neurocrine Biosciences, Inc	4,760	234,144	0.15
*	Vertex Pharmaceuticals, Inc	12,226	273,251	0.17
	Other		8,226,582	5.25

			9,192,027	5.86

	COAL MINING		457,398	0.29

	COMMUNICATIONS
	Adtran, Inc	8,504	267,876	0.17
	Other		4,173,948	2.66

			4,441,824	2.83

	DEPOSITORY INSTITUTIONS
	Bancorpsouth, Inc	10,196	232,979	0.15
	Hudson United Bancorp	5,768	244,159	0.15
	Other		15,220,548	9.71

			15,697,686	10.01

	EATING AND DRINKING PLACES		2,123,859	1.36

	EDUCATIONAL SERVICES		633,845	0.40

	ELECTRIC, GAS, AND SANITARY SERVICES
	Nicor, Inc	5,733	240,958	0.16
	Other		4,580,579	2.92

			4,821,537	3.08

	2005 Annual Report	171
SEE NOTES TO FINANCIAL STATEMENTS	Institutional Class • TIAA-CREF Institutional Mutual Funds

Small-Cap Blend Index Fund	Summary portfolio of investments September 30, 2005	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Cypress Semiconductor Corp	17,013	$256,046	0.16%
*	Fairchild Semiconductor International, Inc	15,459	229,721	0.15
*	Integrated Device Technology, Inc	25,496	273,827	0.17
	Other		11,363,046	7.25

			12,122,640	7.73

	ENGINEERING AND MANAGEMENT SERVICES
*	Amylin Pharmaceuticals, Inc	13,987	486,608	0.31
*	ICOS Corp	8,272	228,473	0.14
*	Shaw Group, Inc	10,090	248,819	0.16
	Other		3,807,877	2.43

			4,771,777	3.04

	FABRICATED METAL PRODUCTS
	Commercial Metals Co	7,800	263,172	0.17
	Other		1,415,711	0.90

			1,678,883	1.07

	FOOD AND KINDRED PRODUCTS		1,629,859	1.04

	FOOD STORES		471,789	0.30

	FURNITURE AND FIXTURES		733,814	0.47

	FURNITURE AND HOMEFURNISHINGS STORES		1,128,089	0.72

	GENERAL BUILDING CONTRACTORS
	Walter Industries, Inc	4,695	229,679	0.15
	Other		668,386	0.42

			898,065	0.57

	GENERAL MERCHANDISE STORES		720,756	0.46

	HEALTH SERVICES
*	Pediatrix Medical Group, Inc	2,965	227,771	0.15
	Other		2,907,212	1.85

			3,134,983	2.00

	HEAVY CONSTRUCTION, EXCEPT BUILDING		170,856	0.11

	HOLDING AND OTHER INVESTMENT OFFICES
	Alexandria Real Estate Equities, Inc	2,760	228,224	0.15
	Colonial Properties Trust	5,119	227,693	0.14
	iShares Russell 2000 Index Fund	11,700	776,763	0.50
	Prentiss Properties Trust	5,864	238,078	0.15
	Other		9,606,117	6.13

			11,076,875	7.07

	HOTELS AND OTHER LODGING PLACES
*	Gaylord Entertainment Co	5,221	248,781	0.16
	Other		832,777	0.53

			1,081,558	0.69

172	2005 Annual Report	SEE NOTES TO FINANCIAL STATEMENTS
TIAA-CREF Institutional Mutual Funds • Institutional Class

Small-Cap Blend Index Fund	Summary portfolio of investments September 30, 2005	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	INDUSTRIAL MACHINERY AND EQUIPMENT
	Briggs & Stratton Corp	6,646	$229,885	0.15%
*	Flowserve Corp	7,100	258,085	0.16
	Kennametal, Inc	4,921	241,326	0.15
	York International Corp	5,474	306,927	0.20
	Other		6,677,399	4.26

			7,713,622	4.92

	INSTRUMENTS AND RELATED PRODUCTS
*	Intuitive Surgical, Inc	4,501	329,878	0.21
	Mentor Corp	4,193	230,657	0.15
	Other		7,982,799	5.09

			8,543,334	5.45

	INSURANCE AGENTS, BROKERS AND SERVICE		592,297	0.38

	INSURANCE CARRIERS		3,772,232	2.41

	JUSTICE, PUBLIC ORDER AND SAFETY		235,490	0.15

	LEATHER AND LEATHER PRODUCTS		393,480	0.25

	LEGAL SERVICES		186,166	0.12

	LUMBER AND WOOD PRODUCTS		409,572	0.26

	METAL MINING
	Cleveland-Cliffs, Inc	2,800	243,908	0.16
	Other		312,822	0.20

			556,730	0.36

	MISCELLANEOUS MANUFACTURING INDUSTRIES		1,079,848	0.69

	MISCELLANEOUS RETAIL		1,761,491	1.12

	MOTION PICTURES		340,432	0.22

	NONDEPOSITORY INSTITUTIONS		1,413,207	0.90

	NONMETALLIC MINERALS, EXCEPT FUELS		111,029	0.07

	OIL AND GAS EXTRACTION
	Cabot Oil & Gas Corp (Class A)	6,350	320,739	0.21
*	Cal Dive International, Inc	5,000	317,050	0.20
*	Cheniere Energy, Inc	6,160	254,778	0.16
*	Cimarex Energy Co	10,518	476,781	0.30
*	Encore Acquisition Co	6,376	247,708	0.16
*	Houston Exploration Co	3,721	250,237	0.16
	St. Mary Land & Exploration Co	7,400	270,840	0.17
*	Superior Energy Services	10,060	232,285	0.15
	Todco	6,070	253,180	0.16
	Other		4,761,451	3.04

			7,385,049	4.71

	PAPER AND ALLIED PRODUCTS		1,207,704	0.77

	PERSONAL SERVICES		560,874	0.36

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	173

Small-Cap Blend Index Fund	Summary portfolio of investments September 30, 2005	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	PETROLEUM AND COAL PRODUCTS
	Frontier Oil Corp	7,034	$311,958	0.20%
	Other		659,083	0.42

			971,041	0.62

	PRIMARY METAL INDUSTRIES		3,122,910	1.99

	PRINTING AND PUBLISHING
*	Valassis Communications, Inc	6,480	252,590	0.16
	Other		1,709,778	1.09

			1,962,368	1.25

	RAILROAD TRANSPORTATION
*	Kansas City Southern Industries, Inc	10,554	246,014	0.16
	Other		283,530	0.18

			529,544	0.34

	REAL ESTATE		614,525	0.39

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS
*	Jarden Corp	6,954	285,601	0.18
	Other		740,972	0.47

			1,026,573	0.65

	SECURITY AND COMMODITY BROKERS		1,425,878	0.91

	SOCIAL SERVICES		213,621	0.14

	SPECIAL TRADE CONTRACTORS		738,929	0.47

	STONE, CLAY, AND GLASS PRODUCTS
	Eagle Materials, Inc	2,434	295,415	0.19
	Other		352,915	0.22

			648,330	0.41

	TEXTILE MILL PRODUCTS		102,050	0.07

	TOBACCO PRODUCTS		198,851	0.13

	TRANSPORTATION BY AIR		1,071,962	0.68

	TRANSPORTATION EQUIPMENT
	JLG Industries, Inc	6,544	239,445	0.16
	Other		2,794,878	1.78

			3,034,323	1.94

	TRANSPORTATION SERVICES
	GATX Corp	5,752	227,492	0.14
	Other		373,887	0.24

			601,379	0.38

	TRUCKING AND WAREHOUSING		767,750	0.49

	WATER TRANSPORTATION		321,773	0.21

174	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Blend Index Fund	Summary portfolio of investments September 30, 2005	concluded

				% OF NET
COMPANY		SHARES	VALUE	ASSETS

WHOLESALE TRADE-DURABLE GOODS
Hughes Supply, Inc		8,622	$281,077	0.18%
Other			2,831,175	1.81

			3,112,252	1.99

WHOLESALE TRADE-NONDURABLE GOODS			2,075,061	1.32

TOTAL COMMON STOCKS	(Cost $123,499,057)		156,424,480	99.79

ISSUER		PRINCIPAL

SHORT-TERM INVESTMENTS

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Federal Home Loan Bank (FHLB)	3.180%, 10/03/05	$400,000	400,000	0.26

			400,000	0.26

TOTAL SHORT-TERM INVESTMENTS	(Cost $399,929)		400,000	0.26

TOTAL PORTFOLIO	(Cost $123,898,986)		156,824,480	100.05%
OTHER ASSETS & LIABILITIES, NET			(71,809)	(0.05)

NET ASSETS			$156,752,671	100.00%

*	Non-income producing

**	Percentage represents less than 0.01%.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At September 30, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $124,268,524. Net unrealized appreciation of portfolio investments aggregated $32,555,956 of which $39,320,107 related to appreciated portfolio investments and $6,764,151 related to depreciated portfolio investments.

	2005 Annual Report	175
SEE NOTES TO FINANCIAL STATEMENTS	Institutional Class • TIAA-CREF Institutional Mutual Funds

International Equity Index Fund	Summary portfolio of investments September 30, 2005

				% OF NET
COMPANY		SHARES	VALUE	ASSETS

PREFERRED STOCKS

CHEMICALS AND ALLIED PRODUCTS			$129,184	0.05%

INSTRUMENTS AND RELATED PRODUCTS			15,557	0.01

MOTION PICTURES			24,064	0.01

TRANSPORTATION EQUIPMENT			145,007	0.06

TOTAL PREFERRED STOCKS	(Cost $261,589)		313,812	0.13

COMMON STOCKS

ADMINISTRATION OF ECONOMIC PROGRAMS			3,216	0.00 **

AGRICULTURAL PRODUCTION-CROPS			243,049	0.10

AGRICULTURAL SERVICES			357,474	0.15

AMUSEMENT AND RECREATION SERVICES			753,055	0.32

APPAREL AND ACCESSORY STORES			623,796	0.26

APPAREL AND OTHER TEXTILE PRODUCTS			673,881	0.28

AUTO REPAIR, SERVICES AND PARKING			276,643	0.12

AUTOMOTIVE DEALERS AND SERVICE STATIONS			31,269	0.01

BUILDING MATERIALS AND GARDEN SUPPLIES			479,032	0.20

BUSINESS SERVICES			5,926,101	2.48

CHEMICALS AND ALLIED PRODUCTS
AstraZeneca plc		39,734	1,852,232	0.77
GlaxoSmithKline plc		142,319	3,630,619	1.52
Novartis AG.		57,629	2,934,531	1.23
Roche Holding AG. (Genusscheine)		16,993	2,369,860	0.99
Sanofi-Aventis		25,648	2,125,923	0.89
Takeda Pharmaceutical Co Ltd		21,100	1,258,479	0.53
Other			9,986,561	4.17

			24,158,205	10.10

COMMUNICATIONS
Deutsche Telekom AG.		66,737	1,218,187	0.51
France Telecom S.A.		39,228	1,129,410	0.47
Telecom Italia S.p.A.		373,304	1,217,450	0.51
Telefonica S.A.		109,099	1,791,510	0.75
Vodafone Group plc		620,000	1,617,842	0.68
Vodafone Group plc, ADR		91,988	2,388,928	1.00
Other			6,466,479	2.70

			15,829,806	6.62

DEPOSITORY INSTITUTIONS
ABN AMRO Holding NV		42,676	1,025,445	0.43
Banco Bilbao Vizcaya Argentaria S.A.		80,811	1,421,501	0.59
Banco Santander Central Hispano S.A.		144,500	1,904,186	0.80
Barclays plc		157,170	1,593,224	0.67
BNP Paribas		19,437	1,482,215	0.62
Credit Suisse Group		29,729	1,321,289	0.55

176	2005 Annual Report
	TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

International Equity Index Fund	Summary portfolio of investments September 30, 2005	continued

			% OF NET
COMPANY	SHARES	VALUE	ASSETS

DEPOSITORY INSTITUTIONS — (continued)
Deutsche Bank AG.	11,968	$1,122,882	0.47%
HSBC Holdings plc	271,116	4,398,221	1.84
Lloyds TSB Group plc	133,359	1,101,772	0.46
Mitsubishi UFJ Financial Group, Inc	174	2,287,454	0.96
Mizuho Financial Group. Inc	202	1,286,783	0.54
National Australia Bank Ltd	38,532	972,495	0.41
Royal Bank of Scotland Group plc	76,780	2,185,529	0.91
UBS AG.	25,919	2,211,433	0.92
Other		16,853,440	7.05

		41,167,869	17.22

EATING AND DRINKING PLACES		745,772	0.31

EDUCATIONAL SERVICES		45,209	0.02

ELECTRIC, GAS, AND SANITARY SERVICES
E.ON AG.	15,203	1,400,924	0.58
Other		12,306,425	5.15

		13,707,349	5.73

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
Ericsson (LM) (B Shs)	362,976	1,328,955	0.56
Nokia Oyj	108,970	1,831,433	0.77
Other		9,767,207	4.08

		12,927,595	5.41

ENGINEERING AND MANAGEMENT SERVICES		233,747	0.10

FABRICATED METAL PRODUCTS		1,004,935	0.42

FOOD AND KINDRED PRODUCTS
Diageo plc	74,040	1,067,521	0.45
Nestle S.A.	9,807	2,882,958	1.21
Other		5,674,924	2.37

		9,625,403	4.03

FOOD STORES
Tesco plc	184,814	1,011,924	0.42
Other		1,852,677	0.78

		2,864,601	1.20

FURNITURE AND FIXTURES		116,610	0.05

FURNITURE AND HOMEFURNISHINGS STORES		666,306	0.28

GENERAL BUILDING CONTRACTORS		1,806,942	0.76

GENERAL MERCHANDISE STORES		1,723,020	0.72

HEALTH SERVICES		390,028	0.16

HEAVY CONSTRUCTION, EXCEPT BUILDING		1,708,061	0.72

HOLDING AND OTHER INVESTMENT OFFICES		3,954,992	1.65

HOTELS AND OTHER LODGING PLACES		727,510	0.30

INDUSTRIAL MACHINERY AND EQUIPMENT		3,783,424	1.58

	2005 Annual Report	177
SEE NOTES TO FINANCIAL STATEMENTS	Institutional Class • TIAA-CREF Institutional Mutual Funds

International Equity Index Fund	Summary portfolio of investments September 30, 2005	continued

			% OF NET
COMPANY	SHARES	VALUE	ASSETS

INSTRUMENTS AND RELATED PRODUCTS
Canon, Inc	19,900	$1,076,293	0.45%
Other		3,084,269	1.29

		4,160,562	1.74

INSURANCE AGENTS, BROKERS AND SERVICE		24,027	0.01

INSURANCE CARRIERS
Allianz AG.	8,252	1,117,673	0.47
AXA S.A.	35,352	973,490	0.41
ING Groep NV	45,761	1,367,156	0.57
Other		7,228,618	3.02

		10,686,937	4.47

LEATHER AND LEATHER PRODUCTS		30,202	0.01

LOCAL AND INTERURBAN PASSENGER TRANSIT		1,271,873	0.53

LUMBER AND WOOD PRODUCTS		163,633	0.07

METAL MINING
BHP Billiton Ltd	87,637	1,489,059	0.62
Rio Tinto plc	25,450	1,043,647	0.44
Other		1,173,293	0.49

		3,705,999	1.55

MISCELLANEOUS MANUFACTURING INDUSTRIES
Anglo American plc	33,820	1,011,144	0.42
Other		609,063	0.26

		1,620,207	0.68

MISCELLANEOUS RETAIL		1,409,233	0.59

MOTION PICTURES		153,463	0.06

NONDEPOSITORY INSTITUTIONS
HBOS plc	95,719	1,445,287	0.60
Other		2,766,069	1.16

		4,211,356	1.76

NONMETALLIC MINERALS, EXCEPT FUELS		67,196	0.03

OIL AND GAS EXTRACTION		1,731,184	0.72

PAPER AND ALLIED PRODUCTS		1,585,864	0.66

PERSONAL SERVICES		69,095	0.03

PETROLEUM AND COAL PRODUCTS
BP plc	204,586	2,437,620	1.02
BP plc, ADR	51,876	3,675,415	1.54
ENI S.p.A.	62,033	1,848,063	0.77
Royal Dutch Shell plc (A Shares)	100,100	3,320,381	1.39
Royal Dutch Shell plc (B Shares)	66,869	2,316,275	0.97
Total S.A.	13,831	3,786,971	1.58
Other		1,978,411	0.83

		19,363,136	8.10

178	2005 Annual Report
	TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

International Equity Index Fund	Summary portfolio of investments September 30, 2005	concluded

				% OF NET
COMPANY		SHARES	VALUE	ASSETS

PRIMARY METAL INDUSTRIES			$3,374,374	1.41%

PRINTING AND PUBLISHING			2,686,101	1.12

RAILROAD TRANSPORTATION			759,561	0.32

REAL ESTATE			4,254,366	1.78

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS			1,152,709	0.48

SECURITY AND COMMODITY BROKERS			3,904,097	1.63

SPECIAL TRADE CONTRACTORS			112,607	0.05

STONE, CLAY, AND GLASS PRODUCTS			3,153,136	1.32

TOBACCO PRODUCTS			619,778	0.26

TRANSPORTATION BY AIR			1,500,813	0.63

TRANSPORTATION EQUIPMENT
DaimlerChrysler AG.		20,454	1,088,509	0.46
Honda Motor Co Ltd		19,000	1,076,231	0.45
Siemens AG.		19,533	1,509,553	0.63
Toyota Motor Corp		68,800	3,156,520	1.32
Other			4,928,290	2.06

			11,759,103	4.92

TRANSPORTATION SERVICES			414,261	0.17

TRUCKING AND WAREHOUSING			425,712	0.18

WATER TRANSPORTATION			1,528,333	0.64

WHOLESALE TRADE-DURABLE GOODS			585,768	0.25

WHOLESALE TRADE-NONDURABLE GOODS
Unilever NV		14,122	1,007,099	0.42
Other			3,535,349	1.48

			4,542,448	1.90

TOTAL COMMON STOCKS	(Cost $191,999,326)		237,582,034	99.37

TOTAL PORTFOLIO	(Cost $192,260,915)		237,895,846	99.50%
OTHER ASSETS & LIABILITIES, NET			1,204,484	0.50

NET ASSETS			$239,100,330	100.00%

**	Percentage represents less than 0.01%.

ABBREVIATION:

ADR—American Depositary Receipt

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At September 30, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $192,843,467. Net unrealized appreciation of portfolio investments aggregated $45,052,379 of which $46,739,185 related to appreciated portfolio investments and $1,686,806 related to depreciated portfolio investments.

	2005 Annual Report	179
SEE NOTES TO FINANCIAL STATEMENTS	Institutional Class • TIAA-CREF Institutional Mutual Funds

International Equity Index Fund	Summary of market values by country September 30, 2005

		VALUE	%

UNITED STATES OF AMERICA		$653,408	0.27%

	TOTAL DOMESTIC	653,408	0.27

FOREIGN
AUSTRALIA		12,902,808	5.42
AUSTRIA		1,230,097	0.52
BELGIUM		3,091,024	1.30
DENMARK		1,836,416	0.77
FINLAND		3,449,077	1.45
FRANCE		22,547,337	9.48
GERMANY		16,043,353	6.74
GREECE		1,388,726	0.58
HONG KONG		4,199,437	1.77
IRELAND		1,848,720	0.78
ITALY		9,226,185	3.88
JAPAN		55,897,268	23.50
NETHERLANDS		7,741,619	3.25
NEW ZEALAND		440,036	0.18
NORWAY		1,840,827	0.77
PORTUGAL		679,101	0.29
SINGAPORE		1,885,624	0.79
SPAIN		9,321,725	3.92
SWEDEN		5,633,231	2.37
SWITZERLAND		16,101,579	6.77
UNITED KINGDOM		59,938,248	25.20

	TOTAL FOREIGN	237,242,438	99.73

	TOTAL PORTFOLIO	$237,895,846	100.00

180	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Real Estate Securities Fund	Summary portfolio of investments September 30, 2005

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	HOLDING AND OTHER INVESTMENT OFFICES
	Affordable Residential Communities	553,200	$5,592,852	1.01%
	American Financial Realty Trust	700,000	9,940,000	1.80
	Archstone-Smith Trust	380,000	15,150,600	2.75
	AvalonBay Communities, Inc	88,155	7,554,884	1.37
	Bimini Mortgage Management, Inc (Class A)	525,000	5,932,500	1.08
	Boston Properties, Inc	170,000	12,053,000	2.19
	CarrAmerica Realty Corp	125,000	4,493,750	0.82
	Columbia Equity Trust, Inc	311,312	4,545,155	0.82
	Deerfield Triarc Capital Corp	850,000	11,781,000	2.14
	Developers Diversified Realty Corp	200,000	9,340,000	1.69
	DiamondRock Hospitality Co	565,000	6,638,750	1.20
	Education Realty Trust, Inc	500,000	8,350,000	1.51
	Equity Residential	290,631	11,000,383	2.00
	Essex Property Trust, Inc	50,000	4,500,000	0.82
	Extra Space Storage, Inc	674,909	10,380,100	1.88
	Federal Realty Investment Trust	79,000	4,813,470	0.87
	Feldman Mall Properties, Inc	400,000	5,200,000	0.94
	General Growth Properties, Inc	255,897	11,497,452	2.09
	GMH Communities Trust	500,000	7,335,000	1.33
v*	Gramercy Capital Corp	400,000	9,584,000	1.74
	Highland Hospitality Corp	517,000	5,304,420	0.96
	Host Marriott Corp	679,000	11,475,100	2.08
	JER Investors Trust, Inc	250,000	4,515,000	0.82
	Kimco Realty Corp	376,000	11,813,920	2.14
	KKR Financial Corp	448,000	9,963,520	1.81
	LTC Properties, Inc	694,299	14,719,139	2.67
	Macerich Co	80,000	5,195,200	0.94
	Medical Properties Trust, Inc	600,000	5,880,000	1.07
	Mills Corp	105,000	5,783,400	1.05
	Monmouth REIT (Class A)	570,000	4,668,300	0.85
	New Plan Excel Realty Trust	200,000	4,590,000	0.83
	Novastar Financial, Inc	141,512	4,668,481	0.85
	Pan Pacific Retail Properties, Inc	75,000	4,942,500	0.90
	Parkway Properties, Inc	112,000	5,255,040	0.95
	Prologis	324,000	14,356,440	2.60
	Public Storage, Inc	188,000	12,596,000	2.28
	Reckson Associates Realty Corp	170,000	5,873,500	1.07
	Regency Centers Corp	128,000	7,353,600	1.33
	Simon Property Group, Inc	350,000	25,942,000	4.70
	Sizeler Property Investors, Inc	409,146	4,967,032	0.90
	SL Green Realty Corp	80,000	5,454,400	0.99
	Sunstone Hotel Investors, Inc	293,448	7,157,197	1.30
	United Dominion Realty Trust, Inc	189,000	4,479,300	0.81
	Vornado Realty Trust	205,000	17,757,100	3.22
	Other		109,992,553	19.95

			480,386,038	87.12

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	181

Real Estate Securities Fund	Summary portfolio of investments September 30, 2005	concluded

	COMPANY		SHARES	VALUE	% OF NET ASSETS

	HOTELS AND OTHER LODGING PLACES
*	Great Wolf Resorts, Inc		523,000	$5,407,820	0.98%
	Hilton Hotels Corp		311,864	6,960,804	1.26
*	Jameson Inns, Inc		2,652,345	5,463,831	0.99
*	Lodgian, Inc		650,000	6,662,500	1.21
	Starwood Hotels & Resorts Worldwide, Inc		425,000	24,297,250	4.41
	Other			3,708,829	0.67

				52,501,034	9.52

	REAL ESTATE
*	Brookfield Properties Corp		250,000	7,367,500	1.34
	Other			3,393,067	0.61

				10,760,567	1.95

	TOTAL COMMON STOCKS	(Cost $523,721,696)		543,647,639	98.59

ISSUER		PRINCIPAL

SHORT-TERM INVESTMENTS

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Federal Home Loan Bank (FHLB)	3.180%, 10/03/05	$3,450,000	3,450,000	0.63

			3,450,000	0.63

TOTAL SHORT-TERM INVESTMENTS	(Cost $3,449,390)		3,450,000	0.63

TOTAL PORTFOLIO	(Cost $527,171,086)		547,097,639	99.22%
OTHER ASSETS & LIABILITIES, NET			4,307,575	0.78

NET ASSETS			$551,405,214	100.00%

*	Non-income producing

v	Security valued at fair value

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At September 30, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $531,168,887. Net unrealized appreciation of portfolio investments aggregated $15,928,752 of which $41,469,279 related to appreciated portfolio investments and $25,540,527 related to depreciated portfolio investments.

182	2005 Annual Report
	TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Social Choice Equity Fund	Summary portfolio of investments September 30, 2005

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	AMUSEMENT AND RECREATION SERVICES		$35,426	0.02%

	APPAREL AND ACCESSORY STORES		1,066,979	0.65

	APPAREL AND OTHER TEXTILE PRODUCTS		137,210	0.08

	AUTO REPAIR, SERVICES AND PARKING		29,581	0.02

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		88,019	0.05

	BUILDING MATERIALS AND GARDEN SUPPLIES
	Home Depot, Inc	34,600	1,319,644	0.80
	Lowe’s Cos, Inc	13,100	843,640	0.51
	Other		12,218	0.01

			2,175,502	1.32

	BUSINESS SERVICES
	Microsoft Corp	140,577	3,617,046	2.19
	Other		6,830,852	4.13

			10,447,898	6.32

	CHEMICALS AND ALLIED PRODUCTS
*	Amgen, Inc	23,724	1,890,091	1.14
	Gillette Co	17,300	1,006,860	0.61
	Merck & Co, Inc	47,442	1,290,897	0.78
	Procter & Gamble Co	42,102	2,503,385	1.52
	Other		6,976,705	4.22

			13,667,938	8.27

	COMMUNICATIONS
	BellSouth Corp	35,400	931,020	0.56
*	Comcast Corp (Class A)	38,372	1,127,369	0.68
	SBC Communications, Inc	62,500	1,498,125	0.91
	Sprint Nextel Corp	42,411	1,008,534	0.61
	Verizon Communications, Inc	50,731	1,658,396	1.00
	Other		2,448,490	1.48

			8,671,934	5.24

	DEPOSITORY INSTITUTIONS
	JPMorgan Chase & Co	70,120	2,379,172	1.44
	US Bancorp	47,100	1,322,568	0.80
	Wachovia Corp	34,929	1,662,271	1.01
	Washington Mutual, Inc	24,500	960,890	0.58
	Wells Fargo & Co	33,600	1,967,952	1.19
	Other		6,753,182	4.08

			15,046,035	9.10

	EATING AND DRINKING PLACES
	McDonald’s Corp	39,574	1,325,333	0.80
	Other		284,004	0.17

			1,609,337	0.97

	EDUCATIONAL SERVICES		34,404	0.02

	2005 Annual Report	183
SEE NOTES TO FINANCIAL STATEMENTS	Institutional Class • TIAA-CREF Institutional Mutual Funds

Social Choice Equity Fund	Summary portfolio of investments September 30, 2005	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	ELECTRIC, GAS, AND SANITARY SERVICES
	Kinder Morgan, Inc	8,700	$836,592	0.51%
	Other		8,452,448	5.11

			9,289,040	5.62

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Cisco Systems, Inc	91,374	1,638,336	0.99
	Emerson Electric Co	15,900	1,141,620	0.69
	Intel Corp	94,800	2,336,820	1.41
	Motorola, Inc	39,500	872,555	0.53
	Qualcomm, Inc	27,524	1,231,699	0.75
	Texas Instruments, Inc	27,300	925,470	0.56
	Other		2,929,995	1.77

			11,076,495	6.70

	ENGINEERING AND MANAGEMENT SERVICES		889,741	0.54

	FABRICATED METAL PRODUCTS
	Illinois Tool Works, Inc	10,200	839,766	0.51
	Other		318,591	0.19

			1,158,357	0.70

	FOOD AND KINDRED PRODUCTS
	Coca-Cola Co	43,900	1,896,041	1.15
	PepsiCo, Inc	32,600	1,848,746	1.12
	Other		1,828,412	1.10

			5,573,199	3.37

	FOOD STORES		1,142,810	0.69

	FURNITURE AND FIXTURES		1,212,217	0.73

	FURNITURE AND HOMEFURNISHINGS STORES		454,070	0.27

	GENERAL BUILDING CONTRACTORS		979,916	0.59

	GENERAL MERCHANDISE STORES
	Target Corp	16,600	862,038	0.52
	Other		1,109,434	0.67

			1,971,472	1.19

	HEALTH SERVICES		1,203,477	0.73

	HOLDING AND OTHER INVESTMENT OFFICES		4,195,186	2.54

	HOTELS AND OTHER LODGING PLACES		391,154	0.24

	INDUSTRIAL MACHINERY AND EQUIPMENT
	3M Co	20,900	1,533,224	0.93
*	Dell, Inc	34,900	1,193,580	0.72
	Hewlett-Packard Co	44,088	1,287,370	0.78
	International Business Machines Corp	27,531	2,208,537	1.33
	Other		4,465,176	2.70

			10,687,887	6.46

184	2005 Annual Report
	TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Social Choice Equity Fund	Summary portfolio of investments September 30, 2005	continued

COMPANY	SHARES	VALUE	% OF NET ASSETS

INSTRUMENTS AND RELATED PRODUCTS
Johnson & Johnson	57,239	$3,622,084	2.19%
Medtronic, Inc	26,800	1,437,016	0.87
Other		4,551,187	2.75

		9,610,287	5.81

INSURANCE AGENTS, BROKERS AND SERVICE		1,098,143	0.66

INSURANCE CARRIERS
American International Group, Inc	37,400	2,317,304	1.40
Prudential Financial, Inc	13,300	898,548	0.54
UnitedHealth Group, Inc	23,690	1,331,378	0.81
Other		6,375,739	3.86

		10,922,969	6.61

LEATHER AND LEATHER PRODUCTS		236,625	0.14

LOCAL AND INTERURBAN PASSENGER TRANSIT		26,587	0.02

LUMBER AND WOOD PRODUCTS		10,346	0.01

METAL MINING		264,898	0.16

MISCELLANEOUS MANUFACTURING INDUSTRIES		358,634	0.22

MISCELLANEOUS RETAIL
Walgreen Co	19,200	834,240	0.50
Other		1,160,926	0.70

		1,995,166	1.20

MOTION PICTURES
Time Warner, Inc	81,929	1,483,734	0.90
Walt Disney Co	46,100	1,112,393	0.67
Other		166,573	0.10

		2,762,700	1.67

NONDEPOSITORY INSTITUTIONS
American Express Co	26,100	1,499,184	0.91
Fannie Mae	20,115	901,554	0.54
Freddie Mac	17,200	971,112	0.59
Other		2,956,565	1.79

		6,328,415	3.83

NONMETALLIC MINERALS, EXCEPT FUELS		298,223	0.18

OIL AND GAS EXTRACTION
Anadarko Petroleum Corp	9,800	938,350	0.57
Apache Corp	12,094	909,711	0.55
Devon Energy Corp	16,486	1,131,599	0.68
Other		5,557,224	3.36

		8,536,884	5.16

PAPER AND ALLIED PRODUCTS		1,331,538	0.81

PERSONAL SERVICES		20,632	0.01

PETROLEUM AND COAL PRODUCTS		2,227,361	1.35

	2005 Annual Report	185
SEE NOTES TO FINANCIAL STATEMENTS	Institutional Class • TIAA-CREF Institutional Mutual Funds

Social Choice Equity Fund	Summary portfolio of investments September 30, 2005	concluded

COMPANY		SHARES	VALUE	% OF NET ASSETS

PRIMARY METAL INDUSTRIES			$1,825,920	1.10%

PRINTING AND PUBLISHING			1,685,068	1.02

RAILROAD TRANSPORTATION			721,128	0.44

REAL ESTATE			18,537	0.01

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS			91,151	0.06

SECURITY AND COMMODITY BROKERS
Goldman Sachs Group, Inc		8,863	1,077,564	0.65
Merrill Lynch & Co, Inc		21,600	1,325,160	0.80
Other			1,537,026	0.93

			3,939,750	2.38

SPECIAL TRADE CONTRACTORS			41,404	0.03

STONE, CLAY, AND GLASS PRODUCTS			84,477	0.05

TRANSPORTATION BY AIR			1,010,607	0.61

TRANSPORTATION EQUIPMENT			1,469,285	0.89

TRANSPORTATION SERVICES			145,445	0.09

TRUCKING AND WAREHOUSING
United Parcel Service, Inc (Class B)		14,829	1,025,129	0.62

			1,025,129	0.62

WATER TRANSPORTATION			58,958	0.03

WHOLESALE TRADE-DURABLE GOODS			992,701	0.60

WHOLESALE TRADE-NONDURABLE GOODS			2,397,760	1.45

TOTAL COMMON STOCKS	(Cost $145,353,563)		164,772,012	99.65

ISSUER		PRINCIPAL

SHORT-TERM INVESTMENTS

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Federal Home Loan Bank (FHLB)	3.180%, 10/03/05	$460,000	460,000	0.28

			460,000	0.28

TOTAL SHORT-TERM INVESTMENTS	(Cost $459,919)		460,000	0.28

TOTAL PORTFOLIO	(Cost $145,813,482)		165,232,012	99.93%
OTHER ASSETS & LIABILITIES, NET			114,616	0.07

NET ASSETS			$165,346,628	100.00%

*	Non-income producing.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At September 30, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $146,375,050. Net unrealized appreciation of portfolio investments aggregated $18,856,962 of which $26,117,993 related to appreciated portfolio investments and $7,261,031 related to depreciated portfolio investments.

186	2005 Annual Report
	TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Bond Fund	Summary portfolio of investments September 30, 2005

	ISSUER		RATING†	PRINCIPAL	VALUE	% OF NET ASSETS

	BONDS

	CORPORATE BONDS

	AGRICULTURAL SERVICES				$987,165	0.07%

	ASSET BACKED
	Residential Asset Mortgage Products, Inc Series 2004-RS11 (Class M1)	4.450%, 11/25/34	Aa1	$8,000,000	8,012,920	0.55
	Other				23,921,310	1.64

					31,934,230	2.19

	BUILDING MATERIALS AND GARDEN SUPPLIES				1,245,789	0.09

	BUSINESS SERVICES				444,651	0.03

	CHEMICALS AND ALLIED PRODUCTS				9,643,421	0.66

	COMMUNICATIONS				31,422,745	2.16

	DEPOSITORY INSTITUTIONS				41,494,208	2.85

	ELECTRIC, GAS, AND SANITARY SERVICES				24,497,452	1.68

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT				2,658,525	0.18

	FABRICATED METAL PRODUCTS				2,056,477	0.14

	FOOD AND KINDRED PRODUCTS				6,990,167	0.48

	FOOD STORES				2,718,017	0.19

	FURNITURE AND FIXTURES				3,408,727	0.23

	GENERAL BUILDING CONTRACTORS				7,217,016	0.50

	GENERAL MERCHANDISE STORES				6,227,252	0.43

	HEALTH SERVICES				412,227	0.03

	HOLDING AND OTHER INVESTMENT OFFICES				5,386,603	0.37

	INDUSTRIAL MACHINERY AND EQUIPMENT				2,179,449	0.15

	INSTRUMENTS AND RELATED PRODUCTS				1,620,438	0.11

	INSURANCE CARRIERS				11,574,525	0.80

	METAL MINING				2,390,785	0.16

	MISCELLANEOUS MANUFACTURING INDUSTRIES				937,630	0.06

	MISCELLANEOUS RETAIL				978,485	0.07

	MOTION PICTURES				5,647,585	0.39

	NONDEPOSITORY INSTITUTIONS				40,445,770	2.78

	OIL AND GAS EXTRACTION				15,607,568	1.07

	OTHER MORTGAGE BACKED SECURITIES
d	LB-UBS Commercial Mortgage Trust Series 2004-C7 (Class A6)	4.786%, 10/15/29	Aaa	10,000,000	9,834,020	0.67
	Other				31,275,038	2.15

					41,109,058	2.82

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	187

Bond Fund	Summary portfolio of investments September 30, 2005	continued

	ISSUER		RATING†	PRINCIPAL	VALUE	% OF NET ASSETS

	PAPER AND ALLIED PRODUCTS				$6,848,536	0.47%

	PETROLEUM AND COAL PRODUCTS				3,747,335	0.26

	PIPELINES, EXCEPT NATURAL GAS				967,879	0.07

	PRIMARY METAL INDUSTRIES				2,186,531	0.15

	PRINTING AND PUBLISHING				1,882,232	0.13

	RAILROAD TRANSPORTATION				2,740,865	0.19

	SECURITY AND COMMODITY BROKERS				24,770,258	1.70

	STONE, CLAY, AND GLASS PRODUCTS				308,737	0.02

	TRANSPORTATION EQUIPMENT				10,262,230	0.70

	WHOLESALE TRADE-DURABLE GOODS				387,127	0.03

	WHOLESALE TRADE-NONDURABLE GOODS				2,488,921	0.17

	TOTAL CORPORATE BONDS	(Cost $358,448,318)			357,826,616	24.58

	GOVERNMENT BONDS

	AGENCY SECURITIES
d	Federal Farm Credit Bank (FFCB)	2.250%, 09/01/06	Aaa	$16,020,000	15,718,866	1.08
	FFCB	3.375–4.875%, 07/15/08–7/20/23	Aaa	17,550,000	17,318,587	1.19
	Federal Home Loan Bank (FHLB)	4.570%, 10/17/08	Aaa	15,000,000	14,937,603	1.03
	Federal Home Loan Mortgage
	Corp (FHLMC)	3.500–3.600%, 11/15/07–5/22/08	Aaa	18,665,000	18,249,398	1.25
	FHLMC	7.000%, 03/15/10	Aaa	33,000,000	36,279,104	2.49
	FHLMC	5.875%, 03/21/11	Aa2	20,248,000	21,325,943	1.47
	FHLMC	3.875–6.375%, 06/15/08–07/17/15	Aaa-Aa2	14,870,000	14,711,507	1.01
	FHLMC	6.250%, 03/05/12	Aaa	10,000,000	10,206,329	0.70
	FHLMC	4.125%, 07/12/10	Aaa	7,346,000	7,220,557	0.50
	FHLMC	4.000%, 08/17/07	Aaa	12,000,000	11,917,888	0.82
	Federal Home Loan Mortgage
	Corp Gold (FGLMC)	6.000%, 03/01/33	Aaa	7,072,537	7,197,184	0.49
	FGLMC	4.500%, 05/01/19	NR	9,293,520	9,107,056	0.63
	Federal National Mortgage Association (FNMA)	3.875%, 05/15/07	NR	20,000,000	19,848,680	1.36
	FNMA	4.000%, 05/23/07	NR	11,000,000	10,909,329	0.75
	FNMA	4.125%, 06/16/08	NR	9,000,000	8,895,500	0.61
d	FNMA	7.125%, 06/15/10	Aaa	43,500,000	48,241,944	3.31
	FNMA	2.625–6.625%, 11/15/06–08/06/38	Aaa	15,000,000	15,455,981	1.06
	FNMA	5.250%, 08/01/12	Aa2	10,000,000	10,234,039	0.70
	FNMA	3.660%, 02/25/09	Aaa	10,000,000	9,717,574	0.67
	FNMA	6.000%, 02/01/34	NR	11,444,206	11,637,350	0.80
	FNMA	5.500%, 09/01/34	NR	15,858,280	15,859,422	1.09
	FNMA	4.804%, 03/01/16	NR	15,563,186	15,641,676	1.07
	FNMA	5.500%, 04/01/35	NR	6,921,071	6,920,207	0.48
	Other				62,573,174	4.30

					420,124,898	28.86

	FOREIGN GOVERNMENT BONDS				41,001,750	2.81

188	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Bond Fund	Summary portfolio of investments September 30, 2005	continued

	ISSUER		PRINCIPAL	VALUE	% OF NET ASSETS

	MORTGAGE BACKED SECURITIES
h	Federal Home Loan Mortgage
	Corp Gold (FGLMC)	5.000%, 11/14/05	$10,000,000	$9,771,880	0.67%
d	FGLMC	5.000%, 09/01/33	7,287,037	7,148,766	0.49
	FGLMC	5.500%, 12/01/33	14,129,486	14,147,050	0.97
	FGLMC	5.000%, 01/01/34	21,316,563	20,912,082	1.44
	FGLMC	4.500%, 04/01/35	8,800,787	8,382,468	0.58
h	Federal National Mortgage Association (FNMA)	6.000%, 10/13/05	12,000,000	12,198,744	0.84
h	FNMA	6.500%, 10/13/05	11,000,000	11,319,682	0.78
h	FNMA	4.000%, 10/18/05	13,000,000	12,504,375	0.86
h	FNMA	5.500%, 10/18/05	26,000,000	26,373,750	1.81
h	FNMA	6.000%, 10/18/05	10,000,000	10,281,250	0.71
	FNMA	4.640%, 11/01/14	6,921,267	6,818,736	0.47
d	FNMA	5.000%, 11/01/18	7,486,194	7,471,649	0.51
	FNMA	5.000%, 03/01/25	10,026,304	9,895,311	0.68
d	FNMA	5.500%, 10/01/33	8,940,337	8,944,486	0.61
	FNMA	5.000%, 11/01/33	17,517,279	17,188,866	1.18
	FNMA	5.500%, 04/01/34	10,381,170	10,385,988	0.71
	FNMA	5.000%, 12/01/34	7,346,276	7,201,650	0.49
	FNMA	5.000%, 02/25/35	18,251,991	18,218,791	1.25
	Government National Mortgage Association (GNMA)	5.000%, 03/20/35	14,425,290	14,238,209	0.98
	Other			159,192,852	10.93

				392,596,585	26.96

	U.S. TREASURY SECURITIES
	United States Treasury Bond	8.000%, 11/15/21	69,000,000	95,539,468	6.56
	United States Treasury Bond	5.375%, 02/15/31	13,032,000	14,608,089	1.01
	United States Treasury Note	2.375%, 08/15/06	24,390,000	24,036,833	1.65
	United States Treasury Note	2.625%, 11/15/06	21,925,000	21,565,869	1.48
	United States Treasury Note	3.625%, 04/30/07	21,000,000	20,824,021	1.43
	United States Treasury Note	3.750%, 05/15/08	7,350,000	7,271,869	0.50
	United States Treasury Note	3.875%, 09/15/10	11,850,000	11,683,389	0.80
	Other			19,825,834	1.36

				215,355,372	14.79

	TOTAL GOVERNMENT BONDS	(Cost $1,075,798,358)		1,069,078,605	73.42

	TOTAL BONDS	(Cost $1,434,246,676)		1,426,905,221	98.00

	SHORT-TERM INVESTMENTS
	COMMERCIAL PAPER			55,433,835	3.81

	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
	Federal Home Loan Bank
	(FHLB)	3.180–3.620%, 10/03/05–10/21/05	43,810,000	43,763,562	3.01
	Federal Home Loan Mortgage Corp (FHLMC)	3.560%, 10/11/05	15,000,000	14,988,000	1.03
	Federal National Mortgage Association (FNMA)	3.340%, 11/23/05	7,240,000	7,202,280	0.49

				65,953,842	4.53

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	189

Bond Fund	Summary portfolio of investments September 30, 2005	concluded

		VALUE	% OF NET ASSETS

TOTAL SHORT-TERM INVESTMENTS	(Cost $121,371,297)	$121,387,677	8.34%

TOTAL PORTFOLIO	(Cost $1,555,617,973)	1,548,292,898	106.34%
OTHER ASSETS & LIABILITIES, NET		(92,361,867)	(6.34)

NET ASSETS		$1,455,931,031	100.00%

d	All or a portion of these securities have been segregated by the custodian to cover securities purchased on a delayed delivery basis.

h	These securities were purchased on a delayed delivery basis.

†	As provided by Moody’s Investors Service (Unaudited).

For ease of presentation, we have grouped a number of industry classification categories together in the Summary Portfolio of Investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At September 30, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $1,555,855,796. Net unrealized depreciation of portfolio investments aggregated $7,562,898 of which $6,289,293 related to appreciated portfolio investments and $13,852,191 related to depreciated portfolio investments.

190	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Inflation-Linked Bond Fund	Portfolio of Investments September 30, 2005

					% OF NET
	ISSUER		PRINCIPAL	VALUE	ASSETS

	GOVERNMENT BONDS

	U.S. TREASURY SECURITIES
k	United States Treasury Inflation Indexed Bonds	3.375%, 01/15/07	$21,413,133	$22,152,529	5.59%
k	United States Treasury Inflation Indexed Bonds	3.625%, 01/15/08	22,837,832	24,183,210	6.11
k	United States Treasury Inflation Indexed Bonds	3.875%, 01/15/09	20,680,629	22,448,203	5.67
k	United States Treasury Inflation Indexed Bonds	4.250%, 01/15/10	14,805,581	16,568,334	4.18
k	United States Treasury Inflation Indexed Bonds	0.875%, 04/15/10	26,142,813	25,485,060	6.44
k	United States Treasury Inflation Indexed Bonds	3.500%, 01/15/11	15,154,084	16,696,921	4.22
k	United States Treasury Inflation Indexed Bonds	3.375%, 01/15/12	8,389,605	9,295,431	2.35
k	United States Treasury Inflation Indexed Bonds	3.000%, 07/15/12	28,615,511	31,155,138	7.87
k	United States Treasury Inflation Indexed Bonds	1.875%, 07/15/13	28,587,822	28,987,481	7.32
k	United States Treasury Inflation Indexed Bonds	2.000%, 01/15/14	26,840,693	27,421,258	6.93
k	United States Treasury Inflation Indexed Bonds	2.000%, 07/15/14	24,035,585	24,570,618	6.21
k	United States Treasury Inflation Indexed Bonds	1.625%, 01/15/15	24,325,946	24,054,712	6.07
k	United States Treasury Inflation Indexed Bonds	1.875%, 07/15/15	12,053,076	12,169,871	3.07
k	United States Treasury Inflation Indexed Bonds	2.375%, 01/15/25	32,653,778	34,990,483	8.84
k	United States Treasury Inflation Indexed Bonds	3.625%, 04/15/28	22,044,742	28,899,334	7.30
k	United States Treasury Inflation Indexed Bonds	3.875%, 04/15/29	25,485,885	34,943,443	8.83
k	United States Treasury Inflation Indexed Bonds	3.375%, 04/15/32	7,143,387	9,461,631	2.39

				393,483,657	99.39

	TOTAL GOVERNMENT BONDS	(Cost $387,085,459)		393,483,657	99.39

	SHORT-TERM INVESTMENT

	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
	Federal Home Loan Bank (FHLB)	3.180%, 10/03/05	240,000	240,000	0.06

				240,000	0.06

	TOTAL SHORT-TERM INVESTMENT	(Cost $239,958)		240,000	0.06

	TOTAL PORTFOLIO	(Cost $387,325,417)		393,723,657	99.45%
	OTHER ASSETS & LIABILITIES, NET			2,188,795	0.55

	NET ASSETS			$395,912,452	100.00%

k	Principal amount for interest accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary Portfolio of Investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At September 30, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $390,387,840. Net unrealized appreciation of portfolio investments aggregated $3,335,817 of which $6,807,312 related to appreciated portfolio investments and $3,471,495 related to depreciated portfolio investments.

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	191

Money Market Fund	Summary portfolio of investments September 30, 2005

	ISSUER		PRINCIPAL	VALUE	% OF NET ASSETS

	SHORT-TERM INVESTMENTS

	CERTIFICATES OF DEPOSIT
	Abbey National Plc	3.860%, 11/29/05	$2,000,000	$2,000,032	1.00%
	ABN Amro Bank N.V.	3.650–3.830%, 10/21/05–11/28/05	5,575,000	5,575,058	2.78
	American Express Centurion Bank	3.480%, 10/05/05	4,620,000	4,620,005	2.30
	Deutsche Bank	3.510%, 10/12/05	1,000,000	1,000,003	0.50
	National City Corp	3.540%, 10/18/05	2,000,000	1,999,991	1.00
	PNC Bank, NA	3.610%, 12/30/05	1,500,000	1,500,036	0.75
	Rabobank	3.880%, 12/02/05	3,120,000	3,120,000	1.55
	Regions Bank (Alabama)	3.710%, 11/08/05	5,000,000	5,000,000	2.49
	Societe Generale	3.860%, 12/27/05	4,135,000	4,135,000	2.06
	Toronto Dominion Bank	3.460%, 11/28/05	3,000,000	3,000,000	1.50
	Wells Fargo	3.650–3.690%, 10/14/05–10/24/05	6,235,000	6,235,000	3.11

				38,185,125	19.04

	COMMERICAL PAPER
	ABN Amro North America Finance, Inc	3.525%, 10/20/05	1,000,000	998,140	0.50
	American Honda Finance Corp	3.590–3.680%, 10/18/05–10/28/05	6,850,000	6,835,869	3.41
	Barclays U.S. Funding Corp	3.500–3.850%, 10/03/05–12/27/05	5,000,000	4,966,095	2.48
c	Beta Finance, Inc	3.680–3.780%, 10/31/05–01/20/06	5,905,000	5,875,719	2.93
c	CC (USA), Inc	3.435–3.890%, 10/03/05–02/15/06	5,050,000	5,035,709	2.51
c	Corporate Asset Funding Corp, Inc	3.620–3.790%, 10/13/05–11/15/05	6,905,000	6,889,090	3.43
c	Dorada Finance, Inc	3.410–3.900%, 11/15/05–01/23/06	4,540,000	4,503,158	2.25
c	Edison Asset Securitization, LLC	3.520–3.710%, 10/11/05–11/17/05	5,755,000	5,737,775	2.86
	Fcar Owner Trust I	3.610–3.730%, 10/06/05–11/15/05	4,320,000	4,310,937	2.15
c	Gannett Co, Inc	3.75%, 11/02/05	3,000,000	2,990,000	1.49
	General Electric Capital Corp	3.630–3.680%, 10/21/05–11/10/05	5,000,000	4,983,700	2.48
c	Govco, Inc	3.520–3.790%, 10/11/05–12/12/05	6,830,000	6,806,669	3.39
c	Grampian Funding LLC	3.740%, 01/09/06	5,000,000	4,948,056	2.47
c	Harrier Finance Funding LLC	3.700–3.910%, 11/01/05–12/28/05	4,865,000	4,842,967	2.41
	HSBC Finance Corp	3.470–3.760%, 10/20/05–11/29/05	5,110,000	5,089,381	2.54
c	IBM Capital, Inc	3.480%, 10/05/05	6,000,000	5,997,680	2.99
c	Kimberley-Clark Worldwide, Inc	3.590%, 10/12/05	1,160,000	1,158,728	0.58
c	Kitty Hawk Funding Corp	3.620–3.775%, 10/3/05–11/10/05	6,720,000	6,708,089	3.34
c	Links Finance LLC	3.740%, 11/22/05–12/08/05	5,000,000	4,968,003	2.48
	Paccar Financial Corp	3.640–3.670%, 11/03/05–11/10/05	6,660,000	6,634,065	3.31
c	Park Avenue Receivables Corp	3.620–3.830%, 10/03/05–11/21/05	6,231,000	6,204,745	3.09
c	Pepsico, Inc	3.730%, 10/27/05	4,470,000	4,457,958	2.22
c	Preferred Receivables Funding	3.620–3.750%, 10/04/05–10/26/05	6,081,000	6,072,287	3.03
c	Private Export Funding Corp	3.280–3.420%, 10/11/05–11/16/05	4,285,000	4,274,165	2.13
c	Procter & Gamble Co	3.800%, 12/14/05	1,195,000	1,185,704	0.59
	Rabobank USA Finance Corp	3.495–3.900%, 10/14/05–12/23/05	3,330,000	3,310,088	1.65
c	Ranger Funding Co LLC	3.640–3.750%, 10/12/05–10/19/05	3,945,000	3,939,928	1.96
	Royal Bank of Scotland plc	3.850%, 12/01/05	1,800,000	1,788,425	0.89
c	Scaldis Capital LLC	3.650%, 11/02/05	1,000,000	996,756	0.50
c	Sherwin-Williams Co	3.760%, 12/05/05	5,000,000	4,966,344	2.48
c	Sigma Finance, Inc	3.680%, 11/01/05	2,225,000	2,217,949	1.11
	Societe Generale North America, Inc	3.760–3.850%, 12/12/05–12/14/05	2,835,000	2,813,237	1.40

192	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Money Market Fund	Summary portfolio of investments September 30, 2005	concluded

	ISSUER		PRINCIPAL	VALUE	% OF NET ASSETS

	COMMERICAL PAPER—(continued)
	UBS Finance, (Delaware), Inc	3.360–3.860%, 10/03/05–12/21/05	$6,080,000	$6,050,206	3.02%
c	Variable Funding Capital Corp	3.750–3.760%, 10/21/05–11/04/05	3,370,000	3,360,044	1.68
c	Yorktown Capital, LLC	3.780%, 11/15/05	1,104,000	1,098,838	0.55
	Other			1,613,137	0.80

				154,629,641	77.10

	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
	Federal Home Loan Bank Discount Notes	3.540–3.790%, 10/26/05–01/23/06	1,354,000	1,340,924	0.67
	Freddie Mac Discount Notes	3.250%, 11/16/05	990,000	985,889	0.49
	Fannie Mae Discount Notes	3.400–3.710%, 10/05/05–12/30/05	2,415,000	2,403,780	1.20

				4,730,593	2.36

	VARIABLE NOTES
	US Bank NA	3.761%, 12/05/05	3,000,000	3,000,249	1.50

				3,000,249	1.50

	TOTAL SHORT-TERM INVESTMENTS	(Cost $200,545,608)		200,545,608	100.00

	TOTAL PORTFOLIO	(Cost $200,545,608)		200,545,608	100.00%
	OTHER ASSETS & LIABILITIES, NET			(635)	(0.00)**

	NET ASSETS			$200,544,973	100.00%

**	Percentage represents less than (0.01)%

c	Commerical Paper issued under the Private Placement exemption under Section 4(2) of the Securities Act of 1933, as amended.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

The cost of portfolio investments for federal income tax purposes is substantially the same as the amounts disclosed above.

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	193

Statements of assets and liabilities	TIAA-CREF Institutional Mutual Funds September 30, 2005

	Growth Equity Fund	Growth & Income Fund

ASSETS
Portfolio investments, at cost	$107,611,363	$185,242,686
Net unrealized appreciation of portfolio investments	8,342,538	14,479,957

Portfolio investments, at value	115,953,901	199,722,643
Cash	—	7,842
Cash—foreign (cost of $–, $3, $3,681,233, $37, $– and $382,183, respectively)	—	3
Receivable from securities transactions	877,903	5,150,863
Receivable from Fund shares sold	911	303,872
Dividends and investment receivable	64,016	251,881
Reclaims receivable	544	1,270

Total assets	116,897,275	205,438,374

LIABILITIES
Accrued expenses	11,297	45,947
Due to custodian	124,362	—
Payable for securities transactions	630,210	5,461,375
Payable for Fund shares redeemed	206,018	—
Income distribution payable	—	721

Total liabilities	971,887	5,508,043

NET ASSETS	$115,925,388	$199,930,331

NET ASSETS CONSIST OF:
Paid-in-capital	$259,426,399	$166,789,886
Accumulated undistributed net investment income	581,526	321,857
Accumulated net realized gain (loss) on total investments	(152,425,075)	18,338,605
Net unrealized appreciation on total investments	8,342,538	14,479,983

NET ASSETS	$115,925,388	$199,930,331

TOTAL SHARES OUTSTANDING	16,553,981	22,049,937

RETIREMENT CLASS:
Net assets	—	$58,731,251
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	—	6,443,046
Net asset value per share	—	$9.12

INSTITUTIONAL CLASS:
Net assets	$115,925,388	$141,199,080
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	16,553,981	15,606,891
Net asset value per share	$7.00	$9.05

RETAIL CLASS:
Net assets	—	—
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	—	—
Net asset value per share	—	—

194	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

	International Equity Fund	Large-Cap Value Fund	Mid-Cap Growth Fund	Mid-Cap Value Fund

ASSETS
Portfolio investments, at cost	$756,194,038	$513,463,830	$184,310,714	$346,881,045
Net unrealized appreciation of portfolio investments	134,964,735	33,356,327	30,656,374	36,945,172

Portfolio investments, at value	891,158,773	546,820,157	214,967,088	383,826,217
Cash	—	—	545,203	—
Cash—foreign (cost of $–, $3, $3,681,233, $37, $– and $382,183, respectively)	3,684,573	36	—	388,245
Receivable from securities transactions	27,849,677	5,947,232	2,099,390	2,816,494
Receivable from Fund shares sold	9,521,582	147,803	742,319	3,473,271
Dividends and investment receivable	1,167,269	679,596	44,400	554,065
Reclaims receivable	927,615	7,417	—	6,740

Total assets	934,309,489	553,602,241	218,398,400	391,065,032

LIABILITIES
Accrued expenses	582,463	231,434	125,862	223,873
Due to custodian	1,411	540,513	—	3,159
Payable for securities transactions	26,017,332	6,054,400	2,823,510	2,872,577
Payable for Fund shares redeemed	7,831,763	452,766	216,660	129,214
Income distribution payable	—	—	—	—

Total liabilities	34,432,969	7,279,113	3,166,032	3,228,823

NET ASSETS	$899,876,520	$546,323,128	$215,232,368	$387,836,209

NET ASSETS CONSIST OF:
Paid-in-capital	$702,244,107	$488,936,944	$178,533,373	$327,625,685
Accumulated undistributed net investment income	12,366,237	6,382,335	30,173	3,227,548
Accumulated net realized gain (loss) on total investments	50,347,205	17,647,887	6,012,448	20,031,407
Net unrealized appreciation on total investments	134,918,971	33,355,962	30,656,374	36,951,569

NET ASSETS	$899,876,520	$546,323,128	$215,232,368	$387,836,209

TOTAL SHARES OUTSTANDING	73,572,995	38,099,921	12,738,442	22,179,905

RETIREMENT CLASS:
Net assets	$231,867,062	$159,063,882	$131,942,780	$266,360,446
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	18,678,339	11,021,448	7,815,504	15,201,633
Net asset value per share	$12.41	$14.43	$16.88	$17.52

INSTITUTIONAL CLASS:
Net assets	$668,009,458	$216,511,510	$20,808,095	$25,868,028
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	54,894,656	15,029,250	1,223,222	1,472,370
Net asset value per share	$12.17	$14.41	$17.01	$17.57

RETAIL CLASS:
Net assets	—	$170,747,736	$62,481,493	$95,607,735
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	—	12,049,223	3,699,716	5,505,902
Net asset value per share	—	$14.17	$16.89	$17.36

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	195

Statements of assets and liabilities	TIAA-CREF Institutional Mutual Funds September 30, 2005

	Small-Cap Equity Fund	Large-Cap Growth Index Fund

ASSETS
Portfolio investments, at cost	$335,918,212	$461,382,296
Net unrealized appreciation of portfolio investments	22,409,810	25,820,598

Portfolio investments, at value	358,328,022	487,202,894
Cash	—	3,121
Receivable from securities transactions	9,285,543	—
Receivable from Fund shares sold	594,537	480,834
Dividends and investment receivable	363,141	377,344
Due from investment advisor	11,000	—
Receivable for variation margin on open futures contracts	—	—

Total assets	368,582,243	488,064,193

LIABILITIES
Accrued expenses	162,937	59,170
Due to custodian	486,301	—
Payable for securities transactions	9,303,245	833,573
Payable for Fund shares redeemed	165,538	9,152

Total liabilities	10,118,021	901,895

NET ASSETS	$358,464,222	$487,162,298

NET ASSETS CONSIST OF:
Paid-in-capital	$308,495,429	$455,705,462
Accumulated undistributed net investment income	1,590,953	2,776,753
Accumulated net realized gain (loss) on total investments	25,968,030	2,859,485
Net unrealized appreciation on total investments	22,409,810	25,820,598

NET ASSETS	$358,464,222	$487,162,298

TOTAL SHARES OUTSTANDING	22,774,492	42,980,399

RETIREMENT CLASS:
Net assets	$170,412,604	$22,401,746
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	10,847,820	1,953,764
Net asset value per share	$15.71	$11.47

INSTITUTIONAL CLASS:
Net assets	$116,651,754	$464,760,552
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	7,365,015	41,026,635
Net asset value per share	$15.84	$11.33

RETAIL CLASS:
Net assets	$71,399,864	—
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	4,561,657	—
Net asset value per share	$15.65	—

196	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

continued

	Large-Cap Value Index Fund	Equity Index Fund	S&P 500 Index Fund	Mid-Cap Growth Index Fund

ASSETS
Portfolio investments, at cost	$387,843,164	$453,213,752	$579,395,265	$21,937,185
Net unrealized appreciation of portfolio investments	46,682,585	152,572,614	53,854,351	7,810,026

Portfolio investments, at value	434,525,749	605,786,366	633,249,616	29,747,211
Cash	8,523	12,250	3,074	24,063
Receivable from securities transactions	3,783,277	212,545	16,603,939	166,869
Receivable from Fund shares sold	395,863	93,947	474,619	107,142
Dividends and investment receivable	580,869	675,029	671,657	10,531
Due from investment advisor	—	—	—	—
Receivable for variation margin on open futures contracts	—	—	23,385	—

Total assets	439,294,281	606,780,137	651,026,290	30,055,816

LIABILITIES
Accrued expenses	49,159	65,483	124,481	3,321
Due to custodian	—	—	—	—
Payable for securities transactions	4,990,421	288,365	25,337,955	176,144
Payable for Fund shares redeemed	93,856	85,769	156,839	—

Total liabilities	5,133,436	439,617	25,619,275	179,465

NET ASSETS	$434,160,845	$606,340,520	$625,407,015	$29,876,351

NET ASSETS CONSIST OF:
Paid-in-capital	$371,482,194	$415,359,804	$565,995,356	$19,857,337
Accumulated undistributed net investment income	6,205,374	7,626,281	6,063,460	108,453
Accumulated net realized gain (loss) on total investments	9,790,692	30,781,821	(523,119)	2,100,535
Net unrealized appreciation on total investments	46,682,585	152,572,614	53,871,318	7,810,026

NET ASSETS	$434,160,845	$606,340,520	$625,407,015	$29,876,351

TOTAL SHARES OUTSTANDING	29,932,959	60,815,668	44,422,765	2,080,513

RETIREMENT CLASS:
Net assets	$777,700	—	$98,508,429	$445,061
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	53,573	—	6,993,933	31,138
Net asset value per share	$14.52	—	$14.08	$14.29

INSTITUTIONAL CLASS:
Net assets	$433,383,145	$606,340,520	$526,898,586	$29,431,290
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	29,879,386	60,815,668	37,428,832	2,049,375
Net asset value per share	$14.50	$9.97	$14.08	$14.36

RETAIL CLASS:
Net assets	—	—	—	—
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	—	—	—	—
Net asset value per share	—	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	197

Statements of assets and liabilities	TIAA-CREF Institutional Mutual Funds September 30, 2005

	Mid-Cap Value Index Fund	Mid-Cap Blend Index Fund

ASSETS
Portfolio investments, at cost	$36,712,424	$51,425,570
Net unrealized appreciation of portfolio investments	10,808,554	19,494,227

Portfolio investments, at value	47,520,978	70,919,797
Cash	37,389	8,398
Cash—foreign (cost of $–, $–, $–, $–, $– and $141,763, respectively)	—	—
Receivable from securities transactions	459,763	151,156
Receivable from Fund shares sold	107,000	322,027
Dividends and investment receivable	79,485	74,440
Reclaims receivable	—	—
Due from investment advisor	—	—

Total assets	48,204,615	71,475,818

LIABILITIES
Accrued expenses	5,163	6,992
Due to custodian	—	—
Payable for securities transactions	490,844	317,065
Payable for Fund shares redeemed	—	117,825

Total liabilities	496,007	441,882

NET ASSETS	$47,708,608	$71,033,936

NET ASSETS CONSIST OF:
Paid-in-capital	$30,491,225	$46,978,945
Accumulated undistributed net investment income	608,776	604,634
Accumulated net realized gain on total investments	5,800,053	3,956,130
Net unrealized appreciation on total investments	10,808,554	19,494,227

NET ASSETS	$47,708,608	$71,033,936

TOTAL SHARES OUTSTANDING	2,882,088	4,215,332

RETIREMENT CLASS:
Net assets	$288,904	$6,337,644
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	17,492	375,087
Net asset value per share	$16.52	$16.90

INSTITUTIONAL CLASS:
Net assets	$47,419,704	$64,696,292
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	2,864,596	3,840,245
Net asset value per share	$16.55	$16.85

198	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

continued

	Small-Cap Growth Index Fund	Small-Cap Value Index Fund	Small-Cap Blend Index Fund	International Equity Index Fund

ASSETS
Portfolio investments, at cost	$60,069,061	$61,750,494	$123,898,986	$192,260,915
Net unrealized appreciation of portfolio investments	17,488,619	11,910,935	32,925,494	45,634,931

Portfolio investments, at value	77,557,680	73,661,429	156,824,480	237,895,846
Cash	—	27,573	118,826	—
Cash—foreign (cost of $–, $–, $–, $–, $– and $141,763, respectively)	—	—	—	158,977
Receivable from securities transactions	913,195	251,733	470,492	3,784
Receivable from Fund shares sold	718,996	20,208	166,707	428,984
Dividends and investment receivable	30,209	138,571	169,329	579,615
Reclaims receivable	—	—	—	119,174
Due from investment advisor	12,000	—	—	—

Total assets	79,232,080	74,099,514	157,749,834	239,186,380

LIABILITIES
Accrued expenses	24,343	640	—	—
Due to custodian	393,735	—	—	39,018
Payable for securities transactions	552,360	369,628	963,575	—
Payable for Fund shares redeemed	—	17,000	33,588	47,032

Total liabilities	970,438	387,268	997,163	86,050

NET ASSETS	$78,261,642	$73,712,246	$156,752,671	$239,100,330

NET ASSETS CONSIST OF:
Paid-in-capital	$56,094,114	$53,833,904	$108,475,095	$188,935,100
Accumulated undistributed net investment income	232,509	680,373	1,042,685	3,197,703
Accumulated net realized gain on total investments	4,446,400	7,287,034	14,309,397	1,343,352
Net unrealized appreciation on total investments	17,488,619	11,910,935	32,925,494	45,624,175

NET ASSETS	$78,261,642	$73,712,246	$156,752,671	$239,100,330

TOTAL SHARES OUTSTANDING	5,368,544	5,132,483	9,997,917	14,370,757

RETIREMENT CLASS:
Net assets	$1,651,678	$1,933,120	$408,693	$1,246,974
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	107,871	133,739	26,121	74,395
Net asset value per share	$15.31	$14.45	$15.65	$16.76

INSTITUTIONAL CLASS:
Net assets	$76,609,964	$71,779,126	$156,343,978	$237,853,356
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	5,260,673	4,998,744	9,971,796	14,296,362
Net asset value per share	$14.56	$14.36	$15.68	$16.64

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	199

Statements of assets and liabilities	TIAA-CREF Institutional Mutual Funds September 30, 2005

Real Estate Securities Fund

ASSETS
Portfolio investments, at cost	$527,171,086
Net unrealized appreciation (depreciation) of portfolio investments	19,926,553

Portfolio investments, at value	547,097,639
Cash	—
Receivable from securities transactions	13,582,032
Receivable from Fund shares sold	618,808
Dividends and investment receivable	2,358,808

Total assets	563,657,287

LIABILITIES
Accrued expenses	221,717
Due to custodian	152,759
Payable for securities transactions	11,048,788
Payable for Fund shares redeemed	828,809
Income distribution payable	—

Total liabilities	12,252,073

NET ASSETS	$551,405,214

NET ASSETS CONSIST OF:
Paid-in-capital	$478,190,883
Accumulated undistributed (distributions in excess of) net investment income	(2,545,553)
Accumulated net realized gain (loss) on total investments	55,833,331
Net unrealized appreciation (depreciation) on total investments	19,926,553

NET ASSETS	$551,405,214

TOTAL SHARES OUTSTANDING	38,081,084

RETIREMENT CLASS:
Net assets	$150,381,908
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	10,255,930
Net asset value per share	$14.66

INSTITUTIONAL CLASS:
Net assets	$240,805,558
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	16,658,913
Net asset value per share	$14.46

RETAIL CLASS:
Net assets	$160,217,748
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	11,166,241
Net asset value per share	$14.35

200	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

concluded

	Social Choice Equity Fund	Bond Fund	Inflation-Linked Bond Fund	Money Market Fund

ASSETS
Portfolio investments, at cost	$145,813,482	$1,555,617,973	$387,325,417	$200,545,608
Net unrealized appreciation (depreciation) of portfolio investments	19,418,530	(7,325,075)	6,398,240	—

Portfolio investments, at value	165,232,012	1,548,292,898	393,723,657	200,545,608
Cash	372	1,012,164	2,698	—
Receivable from securities transactions	152	3,060,212	3,070	—
Receivable from Fund shares sold	1,475,387	3,099,776	104,019	54,402
Dividends and investment receivable	157,616	11,540,465	2,643,996	177,220

Total assets	166,865,539	1,567,005,515	396,477,440	200,777,230

LIABILITIES
Accrued expenses	54,902	278,357	78,044	39,959
Due to custodian	—	—	—	3,482
Payable for securities transactions	1,460,438	110,768,794	241,208	—
Payable for Fund shares redeemed	—	27,333	245,736	188,816
Income distribution payable	3,571	—	—	—

Total liabilities	1,518,911	111,074,484	564,988	232,257

NET ASSETS	$165,346,628	$1,455,931,031	$395,912,452	$200,544,973

NET ASSETS CONSIST OF:
Paid-in-capital	$146,194,174	$1,463,493,928	$384,826,913	$200,547,050
Accumulated undistributed (distributions in excess of) net investment income	1,544,830	—	350	27
Accumulated net realized gain (loss) on total investments	(1,810,906)	(237,822)	4,686,949	(2,104)
Net unrealized appreciation (depreciation) on total investments	19,418,530	(7,325,075)	6,398,240	—

NET ASSETS	$165,346,628	$1,455,931,031	$395,912,452	$200,544,973

TOTAL SHARES OUTSTANDING	16,272,912	144,187,558	37,118,990	200,543,435

RETIREMENT CLASS:
Net assets	$50,855,382	—	—	—
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	4,969,984	—	—	—
Net asset value per share	$10.23	—	—	—

INSTITUTIONAL CLASS:
Net assets	$114,491,246	$1,455,931,031	$325,635,523	$200,544,973
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	11,302,928	144,187,558	30,451,711	200,543,435
Net asset value per share	$10.13	$10.10	$10.69	$1.00

RETAIL CLASS:
Net assets	—	—	$70,276,929	—
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	—	—	6,667,279	—
Net asset value per share	—	—	$10.54	—

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	201

Statements of operations	TIAA-CREF Institutional Mutual Funds For the Year Ended September 30, 2005

	Growth Equity Fund	Growth & Income Fund

INVESTMENT INCOME
Interest	$31,069	$86,831
Dividends	1,160,673	9,287,206
Foreign taxes withheld	(1,401)	(10,091)

Total income	1,190,341	9,363,946

EXPENSES
Investment management fees	82,139	346,133
Service Agreement Fees—Retirement Class	—	160,765
Service Agreement Fees—Institutional Class	41,070	154,153
Service Agreement Fees—Retail Class	—	—
Custody fees	10,266	43,263
Audit fees	6,160	25,958
Registration fees—Retirement Class	—	1,418
Registration fees—Institutional Class	3,080	11,560
Registration fees—Retail Class	—	—
Trustee fees and expenses	1,027	4,327
Interest	6,396	50,314

Total expenses before expense reimbursement	150,138	797,891
Less expenses reimbursed by the investment advisor (see Note 2)	—	—

Net expenses	150,138	797,891

Net investment income	1,040,203	8,566,055

NET REALIZED AND UNREALIZED GAIN ON TOTAL INVESTMENTS
Realized gain (loss) on:
Portfolio investments	1,985,250	48,725,832
Futures transactions	—	307,467
Foreign currency transactions	—	(14,417)

Net realized gain on total investments	1,985,250	49,018,882

Change in unrealized appreciation (depreciation) on:
Portfolio investments	9,611,481	7,208,718
Futures transactions	—	79,121
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	—	581

Net change in unrealized appreciation on total investments	9,611,481	7,288,420

Net realized and unrealized gain on total investments	11,596,731	56,307,302

Net increase in net assets resulting from operations	$12,636,934	$64,873,357

202	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

	International Equity Fund	Large-Cap Value Fund	Mid-Cap Growth Fund	Mid-Cap Value Fund

INVESTMENT INCOME
Interest	$92,095	$55,242	$24,843	$92,475
Dividends	17,311,590	9,616,460	864,857	5,273,557
Foreign taxes withheld	(1,259,145)	(23,084)	—	(15,304)

Total income	16,144,540	9,648,618	889,700	5,350,728

EXPENSES
Investment management fees	682,580	337,031	132,541	216,192
Service Agreement Fees—Retirement Class	531,918	428,744	337,428	623,491
Service Agreement Fees—Institutional Class	180,589	53,058	4,897	6,932
Service Agreement Fees—Retail Class	—	536,385	178,827	229,442
Custody fees	530,893	42,128	16,518	26,920
Audit fees	45,505	25,276	9,911	16,153
Registration fees—Retirement Class	67,272	54,222	42,674	78,851
Registration fees—Institutional Class	18,058	3,979	1,526	2,118
Registration fees—Retail Class	—	21,130	7,045	9,038
Trustee fees and expenses	7,586	4,213	1,652	2,691
Interest	82,111	15,750	3,054	7,674

Total expenses before expense reimbursement	2,146,512	1,521,916	736,073	1,219,502
Less expenses reimbursed by the investment advisor (see Note 2)	—	—	—	—

Net expenses	2,146,512	1,521,916	736,073	1,219,502

Net investment income	13,998,028	8,126,702	153,627	4,131,226

NET REALIZED AND UNREALIZED GAIN ON TOTAL INVESTMENTS
Realized gain (loss) on:
Portfolio investments	56,891,396	18,810,429	7,562,870	20,713,842
Futures transactions	—	—	—	—
Foreign currency transactions	138,322	(2,849)	—	(3,471)

Net realized gain on total investments	57,029,718	18,807,580	7,562,870	20,710,371

Change in unrealized appreciation (depreciation) on:
Portfolio investments	103,499,428	20,791,884	25,864,871	31,101,688
Futures transactions	—	—	—	—
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	(34,686)	(365)	—	6,397

Net change in unrealized appreciation on total investments	103,464,742	20,791,519	25,864,871	31,108,085

Net realized and unrealized gain on total investments	160,494,460	39,599,099	33,427,741	51,818,456

Net increase in net assets resulting from operations	$174,492,488	$47,725,801	$33,581,368	$55,949,682

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	203

Statements of operations	TIAA-CREF Institutional Mutual Funds For the Year Ended September 30, 2005

	Small-Cap Equity Fund	Large-Cap Growth Index Fund

INVESTMENT INCOME
Interest	$134,728	$75,676
Dividends	3,690,106	3,358,739
Foreign taxes withheld	(3,423)	(147)

Total income	3,821,411	3,434,268

EXPENSES
Investment management fees	240,947	115,969
Service Agreement Fees—Retirement Class	511,653	69,205
Service Agreement Fees—Institutional Class	33,477	53,908
Service Agreement Fees—Retail Class	127,306	—
Custody fees	38,532	28,990
Audit fees	21,719	17,394
Registration fees—Retirement Class	64,708	4,681
Registration fees—Institutional Class	10,119	8,086
Registration fees—Retail Class	6,710	—
Trustee fees and expenses	2,953	2,899
Interest	16,056	10,394

Total expenses before expense reimbursement	1,074,180	311,526
Less expenses reimbursed by the investment advisor (see Note 2)	(11,000)	—

Net expenses	1,063,180	311,526

Net investment income	2,758,231	3,122,742

NET REALIZED AND UNREALIZED GAIN
ON TOTAL INVESTMENTS
Realized gain on:
Portfolio investments	29,255,482	3,057,515
Futures transactions	—	—

Net realized gain on total investments	29,255,482	3,057,515

Change in unrealized appreciation (depreciation) on:
Portfolio investments	10,982,680	19,586,877
Futures transactions	—	—

Net change in unrealized appreciation on total investments	10,982,680	19,586,877

Net realized and unrealized gain on total investments	40,238,162	22,644,392

Net increase in net assets resulting from operations	$42,996,393	$25,767,134

204	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

continued

	Large-Cap Value Index Fund	Equity Index Fund	S&P 500 Index Fund	Mid-Cap Growth Index Fund

INVESTMENT INCOME
Interest	$63,390	$114,409	$95,219	$234
Dividends	7,578,288	13,903,445	8,393,223	173,789
Foreign taxes withheld	(15)	(379)	—	(37)

Total income	7,641,663	14,017,475	8,488,442	173,986

EXPENSES
Investment management fees	121,947	275,666	168,470	10,826
Service Agreement Fees—Retirement Class	1,506	—	265,035	1,333
Service Agreement Fees—Institutional Class	60,880	137,820	68,638	5,334
Service Agreement Fees—Retail Class	—	—	—	—
Custody fees	30,483	68,910	42,114	2,706
Audit fees	18,291	41,345	25,268	1,624
Registration fees—Retirement Class	190	—	33,519	168
Registration fees—Institutional Class	9,132	20,673	10,295	800
Registration fees—Retail Class	—	—	—	—
Trustee fees and expenses	3,049	6,892	4,212	271
Interest	3,024	73,076	6,969	2,566

Total expenses before expense reimbursement	248,502	624,382	624,520	25,628
Less expenses reimbursed by the investment advisor (see Note 2)	—	—	—	—

Net expenses	248,502	624,382	624,520	25,628

Net investment income	7,393,161	13,393,093	7,863,922	148,358

NET REALIZED AND UNREALIZED GAIN ON TOTAL INVESTMENTS
Realized gain on:
Portfolio investments	10,420,084	67,754,026	733,246	2,130,293
Futures transactions	—	752,914	94,757	—

Net realized gain on total investments	10,420,084	68,506,940	828,003	2,130,293

Change in unrealized appreciation (depreciation) on:
Portfolio investments	22,679,507	11,657,527	35,738,778	3,327,584
Futures transactions	—	(3,141)	14,136	—

Net change in unrealized appreciation on total investments	22,679,507	11,654,386	35,752,914	3,327,584

Net realized and unrealized gain on total investments	33,099,591	80,161,326	36,580,917	5,457,877

Net increase in net assets resulting from operations	$40,492,752	$93,554,419	$44,444,839	$5,606,235

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	205

Statements of operations	TIAA-CREF Institutional Mutual Funds For the Year Ended September 30, 2005

	Mid-Cap Value Index Fund	Mid-Cap Blend Index Fund

INVESTMENT INCOME
Interest	$1,246	$3,046
Dividends	951,954	941,032
Foreign taxes withheld	(6)	(37)

Total income	953,194	944,041

EXPENSES
Investment management fees	16,940	24,080
Service Agreement Fees—Retirement Class	849	11,822
Service Agreement Fees—Institutional Class	8,419	11,344
Custody fees	4,235	6,020
Audit fees	2,540	3,612
Registration fees—Retirement Class	107	1,494
Registration fees—Institutional Class	1,263	1,702
Trustee fees and expenses	424	602
Interest	112	1,153

Total expenses before expense reimbursement	34,889	61,829
Less expenses reimbursed by the investment advisor (see Note 2)	—	—

Net expenses	34,889	61,829

Net investment income	918,305	882,212

NET REALIZED AND UNREALIZED GAIN ON TOTAL INVESTMENTS
Realized gain on:
Portfolio investments	5,802,714	4,048,806
Foreign currency transactions	—	—

Net realized gain on total investments	5,802,714	4,048,806

Change in unrealized appreciation (depreciation) on:
Portfolio investments	2,985,120	8,257,146
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	—	—

Net change in unrealized appreciation on total investments	2,985,120	8,257,146

Net realized and unrealized gain on total investments	8,787,834	12,305,952

Net increase in net assets resulting from operations	$9,706,139	$13,188,164

206	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

continued

	Small-Cap Growth Index Fund	Small-Cap Value Index Fund	Small-Cap Blend Index Fund	International Equity Index Fund

INVESTMENT INCOME
Interest	$2,517	$2,411	$13,097	$45,091
Dividends	415,592	1,301,454	1,876,446	4,058,724
Foreign taxes withheld	(248)	(402)	(667)	(265,014)

Total income	417,861	1,303,463	1,888,876	3,838,801

EXPENSES
Investment management fees	28,870	27,638	58,113	54,339
Service Agreement Fees—Retirement Class	2,521	3,608	1,292	2,944
Service Agreement Fees—Institutional Class	14,285	13,606	28,978	40,494
Custody fees	15,217	6,909	14,527	95,093
Audit fees	8,330	4,146	8,716	8,151
Registration fees—Retirement Class	319	456	163	372
Registration fees—Institutional Class	2,143	2,041	4,347	4,049
Trustee fees and expenses	721	691	1,453	1,359
Interest	3,304	1,342	4,477	8,410

Total expenses before expense reimbursement	75,710	60,437	122,066	215,211
Less expenses reimbursed by the investment advisor (see Note 2)	(12,000)	—	—	—

Net expenses	63,710	60,437	122,066	215,211

Net investment income	354,151	1,243,026	1,766,810	3,623,590

NET REALIZED AND UNREALIZED GAIN ON TOTAL INVESTMENTS
Realized gain on:
Portfolio investments	4,881,713	7,809,401	16,240,188	1,364,840
Foreign currency transactions	—	—	—	91,281

Net realized gain on total investments	4,881,713	7,809,401	16,240,188	1,456,121

Change in unrealized appreciation (depreciation) on:
Portfolio investments	6,498,713	2,072,527	4,752,208	27,080,794
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	—	—	—	(15,664)

Net change in unrealized appreciation on total investments	6,498,713	2,072,527	4,752,208	27,065,130

Net realized and unrealized gain on total investments	11,380,426	9,881,928	20,992,396	28,521,251

Net increase in net assets resulting from operations	$11,734,577	$11,124,954	$22,759,206	$32,144,841

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	207

Statements of operations	TIAA-CREF Institutional Mutual Funds For the Year Ended September 30, 2005

Real Estate Securities Fund

INVESTMENT INCOME
Interest	$177,888
Dividends	17,794,419
Foreign taxes withheld	(16,290)

Total income	17,956,017

EXPENSES
Investment management fees	421,529
Service Agreement Fees—Retirement Class	420,519
Service Agreement Fees—Institutional Class	81,135
Service Agreement Fees—Retail Class	468,077
Custody fees	44,927
Audit fees	26,955
Registration fees—Retirement Class	28,447
Registration fees—Institutional Class	23,888
Registration fees—Retail Class	18,440
Trustee fees and expenses	4,493
Interest	49,464

Total expenses before expense reimbursement	1,587,874
Less expenses reimbursed by the investment advisor (see Note 2)	—

Net expenses	1,587,874

Net investment income	16,368,143

NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Net realized gain (loss) on total investments	63,570,292
Net change in unrealized appreciation (depreciation) on total investments	7,727,166

Net realized and unrealized gain (loss) on total investments	71,297,458

Net increase in net assets resulting from operations	$87,665,601

208	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

concluded

	Social Choice Equity Fund	Bond Fund	Inflation-Linked Bond Fund	Money Market Fund

INVESTMENT INCOME
Interest	$15,681	$50,613,567	$18,469,046	$5,201,690
Dividends	2,745,858	—	—	—
Foreign taxes withheld	(77)	—	—	—

Total income	2,761,462	50,613,567	18,469,046	5,201,690

EXPENSES
Investment management fees	56,576	954,064	400,211	75,726
Service Agreement Fees—Retirement Class	133,822	—	—	—
Service Agreement Fees—Institutional Class	20,414	477,032	112,088	56,794
Service Agreement Fees—Retail Class	—	—	127,877	—
Custody fees	12,475	119,247	44,464	18,930
Audit fees	7,486	71,548	26,679	11,358
Registration fees—Retirement Class	16,923	—	—	—
Registration fees—Institutional Class	19,640	35,774	11,208	5,679
Registration fees—Retail Class	—	—	9,236	—
Trustee fees and expenses	1,248	11,925	4,446	1,893
Interest	4,675	28,563	16,782	1,890

Total expenses before expense reimbursement	273,259	1,698,153	752,991	172,270
Less expenses reimbursed by the investment advisor (see Note 2)	—	—	—	—

Net expenses	273,259	1,698,153	752,991	172,270

Net investment income	2,488,203	48,915,414	17,716,055	5,029,420

NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Net realized gain (loss) on total investments	(1,728,050)	2,174,153	9,657,887	(373)
Net change in unrealized appreciation (depreciation) on total investments	17,542,015	(17,703,106)	(6,014,111)	—

Net realized and unrealized gain (loss) on total investments	15,813,965	(15,528,953)	3,643,776	(373)

Net increase in net assets resulting from operations	$18,302,168	$33,386,461	$21,359,831	$5,029,047

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	209

Statements of changes in net assets	TIAA-CREF Institutional Mutual Funds

	Growth Equity Fund

	For the Year Ended September 30, 2005	For the Year Ended September 30, 2004

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$1,040,203	$936,113
Net realized gain on total investments	1,985,250	704,047
Net change in unrealized appreciation (depreciation) on total investments	9,611,481	6,041,047

Net increase from operations	12,636,934	7,681,207

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	—	—
Institutional Class	(1,107,096)	(956,725)
From realized gains:
Retirement Class	—	—
Institutional Class	—	—

Total distributions	(1,107,096)	(956,725)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	—	—
Institutional Class	11,819,775	(8,581,825)

Net increase (decrease) from shareholder transactions	11,819,775	(8,581,825)

Net increase (decrease) in net assets	23,349,613	(1,857,343)

NET ASSETS
Beginning of year	92,575,775	94,433,118

End of year	$115,925,388	$92,575,775

Undistributed net investment income included in net assets	$581,526	$666,884

210	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

	Growth & Income Fund		International Equity Fund

	For the Year Ended September 30, 2005	For the Year Ended September 30, 2004	For the Year Ended September 30, 2005	For the Year Ended September 30, 2004

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$8,566,055	$9,238,213	$13,998,028	$10,105,746
Net realized gain on total investments	49,018,882	56,962,478	57,029,718	65,784,571
Net change in unrealized appreciation (depreciation) on total investments	7,288,420	(3,209,144)	103,464,742	13,406,923

Net increase from operations	64,873,357	62,991,547	174,492,488	89,297,240

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	(660,128)	(258,069)	(1,122,943)	(37,317)
Institutional Class	(7,851,563)	(8,775,114)	(10,359,425)	(7,294,418)
From realized gains:
Retirement Class	—	—	(5,791,476)	—
Institutional Class	—	—	(29,220,492)	—

Total distributions	(8,511,691)	(9,033,183)	(46,494,336)	(7,331,735)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	17,923,333	27,030,545	129,565,700	63,780,783
Institutional Class	(535,731,372)	66,957,645	35,952,899	80,724,349

Net increase (decrease) from shareholder transactions	(517,808,039)	93,988,190	165,518,599	144,505,132

Net increase (decrease) in net assets	(461,446,373)	147,946,554	293,516,751	226,470,637

NET ASSETS
Beginning of year	661,376,704	513,430,150	606,359,769	379,889,132

End of year	$199,930,331	$661,376,704	$899,876,520	$606,359,769

Undistributed net investment income included in net assets	$321,857	$330,100	$12,366,237	$8,897,462

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	211

Statements of changes in net assets	TIAA-CREF Institutional Mutual Funds

	Large-Cap Value Fund

	For the Year Ended September 30, 2005	For the Year Ended September 30, 2004

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$8,126,702	$3,353,994
Net realized gain on total investments	18,807,580	21,028,960
Net change in unrealized appreciation on total investments	20,791,519	3,610,107

Net increase from operations	47,725,801	27,993,061

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	(1,097,233)	(112,625)
Institutional Class	(609,115)	(225,234)
Retail Class	(2,564,264)	(1,363,084)
From realized gains:
Retirement Class	(6,828,007)	(993,550)
Institutional Class	(2,612,883)	(854,856)
Retail Class	(10,253,950)	(4,261,173)

Total distributions	(23,965,452)	(7,810,522)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	82,899,732	55,984,806
Institutional Class	178,632,510	13,588,096
Retail Class	23,261,354	37,900,018

Net increase from shareholder transactions	284,793,596	107,472,920

Net increase in net assets	308,553,945	127,655,459

NET ASSETS
Beginning of year	237,769,183	110,113,724

End of year	$546,323,128	$237,769,183

Undistributed net investment income included in net assets	$6,382,335	$2,691,425

212	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

continued

	Mid-Cap Growth Fund		Mid-Cap Value Fund

	For the Year Ended September 30, 2005	For the Year Ended September 30, 2004	For the Year Ended September 30, 2005	For the Year Ended September 30, 2004

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$153,627	$10,955	$4,131,226	$1,390,310
Net realized gain on total investments	7,562,870	5,508,129	20,710,371	7,259,993
Net change in unrealized appreciation on total investments	25,864,871	136,264	31,108,085	3,768,101

Net increase from operations	33,581,368	5,655,348	55,949,682	12,418,404

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	(11,097)	—	(1,286,451)	(144,631)
Institutional Class	(4,045)	(4,596)	(131,368)	(49,959)
Retail Class	(10,976)	(2,167)	(574,234)	(238,395)
From realized gains:
Retirement Class	(3,711,805)	(1,648,692)	(5,210,126)	(1,065,435)
Institutional Class	(200,800)	(84,429)	(339,829)	(168,323)
Retail Class	(2,178,840)	(1,246,794)	(2,013,759)	(589,346)

Total distributions	(6,117,563)	(2,986,678)	(9,555,767)	(2,256,089)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	41,272,308	48,185,844	143,264,165	70,476,629
Institutional Class	14,792,202	1,611,420	14,397,497	3,060,579
Retail Class	4,911,674	24,916,195	42,764,509	28,162,912

Net increase from shareholder transactions	60,976,184	74,713,459	200,426,171	101,700,120

Net increase in net assets	88,439,989	77,382,129	246,820,086	111,862,435

NET ASSETS
Beginning of year	126,792,379	49,410,250	141,016,123	29,153,688

End of year	$215,232,368	$126,792,379	$387,836,209	$141,016,123

Undistributed net investment income included in net assets	$30,173	$3,992	$3,227,548	$1,159,845

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	213

Statements of changes in net assets	TIAA-CREF Institutional Mutual Funds

	Small-Cap Equity Fund

	For the Year Ended September 30, 2005	For the Year Ended September 30, 2004

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$2,758,231	$1,393,553
Net realized gain on total investments	29,255,482	11,660,753
Net change in unrealized appreciation on total investments	10,982,680	4,828,393
Net increase from payment by investment advisor for investment transaction loss	—	93,506

Net increase from operations	42,996,393	17,976,205

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	(953,805)	(159,787)
Institutional Class	(427,052)	(166,706)
Retail Class	(548,919)	(363,682)
From realized gains:
Retirement Class	(6,744,075)	(3,629,107)
Institutional Class	(2,485,359)	(2,041,489)
Retail Class	(3,005,164)	(2,565,183)

Total distributions	(14,164,374)	(8,925,954)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	40,939,664	84,839,286
Institutional Class	61,943,848	23,724,659
Retail Class	2,937,113	30,320,089

Net increase from shareholder transactions	105,820,625	138,884,034

Net increase in net assets	134,652,644	147,934,285

NET ASSETS
Beginning of year	223,811,578	75,877,293

End of year	$358,464,222	$223,811,578

Undistributed net investment income included in net assets	$1,590,953	$1,088,850

214	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

continued

	Large-Cap Growth Index Fund		Large-Cap Value Index Fund

	For the Year Ended September 30, 2005	For the Year Ended September 30, 2004	For the Year Ended September 30, 2005	For the Year Ended September 30, 2004

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$3,122,742	$370,142	$7,393,161	$2,726,110
Net realized gain on total investments	3,057,515	861,044	10,420,084	4,372,761
Net change in unrealized appreciation on total investments	19,586,877	1,110,396	22,679,507	11,973,335
Net increase from payment by investment advisor for investment transaction loss	—	—	—

Net increase from operations	25,767,134	2,341,582	40,492,752	19,072,206

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	(111,688)	(1,049)	(4,831)	(2,995)
Institutional Class	(495,578)	(609,111)	(3,214,060)	(2,382,121)
Retail Class	—	—	—	—
From realized gains:
Retirement Class	(333,292)	(32,333)	(7,977)	(4,781)
Institutional Class	(618,001)	(5,425,768)	(4,612,657)	(2,588,434)
Retail Class	—	—	—	—

Total distributions	(1,558,559)	(6,068,261)	(7,839,525)	(4,978,331)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	2,360,980	18,396,712	537,108	14,048
Institutional Class	406,387,002	4,688,958	258,518,781	39,017,812
Retail Class	—	—	—	—

Net increase from shareholder transactions	408,747,982	23,085,670	259,055,889	39,031,860

Net increase in net assets	432,956,557	19,358,991	291,709,116	53,125,735

NET ASSETS
Beginning of year	54,205,741	34,846,750	142,451,729	89,325,994

End of year	$487,162,298	$54,205,741	$434,160,845	$142,451,729

Undistributed net investment income included in net assets	$2,776,753	$267,820	$6,205,374	$2,095,726

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	215

Statements of changes in net assets	TIAA-CREF Institutional Mutual Funds

	Equity Index Fund

	For the Year Ended September 30, 2005	For the Year Ended September 30, 2004

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$13,393,093	$13,228,323
Net realized gain on total investments	68,506,940	47,848,257
Net change in unrealized appreciation on total investments	11,654,386	71,784,505

Net increase from operations	93,554,419	132,861,085

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	—	—
Institutional Class	(13,454,920)	(20,504,899)
From realized gains:
Retirement Class	—	—
Institutional Class	—	(4,653,433)

Total distributions	(13,454,920)	(25,158,332)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	—	—
Institutional Class	(240,465,862)	(696,727,034)
Retail Class	—	—

Net increase (decrease) from shareholder transactions	(240,465,862)	(696,727,034)

Net increase (decrease) in net assets	(160,366,363)	(589,024,281)

NET ASSETS
Beginning of year	766,706,883	1,355,731,164

End of year	$606,340,520	$766,706,883

Undistributed net investment income included in net assets	$7,626,281	$7,991,260

216	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

continued

	S&P 500 Index Fund		Mid-Cap Growth Index Fund

	For the Year Ended September 30, 2005	For the Year Ended September 30, 2004	For the Year Ended September 30, 2005	For the Year Ended September 30, 2004

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$7,863,922	$2,353,675	$148,358	$109,442
Net realized gain on total investments	828,003	3,045,484	2,130,293	2,458,150
Net change in unrealized appreciation on total investments	35,752,914	8,611,187	3,327,584	388,689

Net increase from operations	44,444,839	14,010,346	5,606,235	2,956,281

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	(856,206)	(100,604)	(1,403)	(143)
Institutional Class	(2,807,765)	(1,256,098)	(119,063)	(99,800)
From realized gains:
Retirement Class	(978,521)	—	(35,368)	(42,139)
Institutional Class	(2,736,919)	—	(2,423,070)	(2,903,110)

Total distributions	(7,379,411)	(1,356,702)	(2,578,904)	(3,045,192)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	37,635,147	39,891,912	58,554	43,082
Institutional Class	328,171,707	79,559,508	2,554,146	2,528,612
Retail Class	—	—	—	—

Net increase (decrease) from shareholder transactions	365,806,854	119,451,420	2,612,700	2,571,694

Net increase (decrease) in net assets	402,872,282	132,105,064	5,640,031	2,482,783

NET ASSETS
Beginning of year	222,534,733	90,429,669	24,236,320	21,753,537

End of year	$625,407,015	$222,534,733	$29,876,351	$24,236,320

Undistributed net investment income included in net assets	$6,063,460	$1,883,563	$108,453	$83,228

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	217

Statements of changes in net assets	TIAA-CREF Institutional Mutual Funds

	Mid-Cap Value Index Fund

	For the Year Ended September 30, 2005	For the Year Ended September 30, 2004

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$918,305	$751,175
Net realized gain on total investments	5,802,714	2,432,989
Net change in unrealized appreciation (depreciation) on total investments	2,985,120	4,380,991

Net increase from operations	9,706,139	7,565,155

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	(3,940)	(2,372)
Institutional Class	(780,897)	(628,185)
From realized gains:
Retirement Class	(14,739)	(3,611)
Institutional Class	(2,467,289)	(757,923)

Total distributions	(3,266,865)	(1,392,091)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	52,517	(137,599)
Institutional Class	4,006,511	1,069,397

Net increase from shareholder transactions	4,059,028	931,798

Net increase in net assets	10,498,302	7,104,862

NET ASSETS
Beginning of year	37,210,306	30,105,444

End of year	$47,708,608	$37,210,306

Undistributed net investment income included in net assets	$608,776	$533,688

218	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

continued

	Mid-Cap Blend Index Fund		Small-Cap Growth Index Fund

	For the Year Ended September 30, 2005	For the Year Ended September 30, 2004	For the Year Ended September 30, 2005	For the Year Ended September 30, 2004

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$882,212	$704,180	$354,151	$272,930
Net realized gain on total investments	4,048,806	2,648,160	4,881,713	8,078,326
Net change in unrealized appreciation (depreciation) on total investments	8,257,146	4,934,103	6,498,713	(1,111,580)

Net increase from operations	13,188,164	8,286,443	11,734,577	7,239,676

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	(7,358)	(2,344)	(948)	(448)
Institutional Class	(734,518)	(544,388)	(204,126)	(373,698)
From realized gains:
Retirement Class	(43,636)	(11,151)	(41,105)	(10,724)
Institutional Class	(2,657,921)	(1,149,022)	(8,156,193)	(3,412,075)

Total distributions	(3,443,433)	(1,706,905)	(8,402,372)	(3,796,945)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	5,156,933	254,243	1,298,837	76,036
Institutional Class	5,861,951	3,713,948	7,905,205	1,559,571

Net increase from shareholder transactions	11,018,884	3,968,191	9,204,042	1,635,607

Net increase in net assets	20,763,615	10,547,729	12,536,247	5,078,338

NET ASSETS
Beginning of year	50,270,321	39,722,592	65,725,395	60,647,057

End of year	$71,033,936	$50,270,321	$78,261,642	$65,725,395

Undistributed net investment income included in net assets	$604,634	$514,724	$232,509	$123,903

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	219

Statements of changes in net assets	TIAA-CREF Institutional Mutual Funds

	Small-Cap Value Index Fund

	For the Year Ended September 30, 2005	For the Year Ended September 30, 2004

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$1,243,026	$1,038,432
Net realized gain on total investments	7,809,401	7,952,456
Net change in unrealized appreciation on total investments	2,072,527	4,330,594

Net increase from operations	11,124,954	13,321,482

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	(4,224)	(1,926)
Institutional Class	(1,028,959)	(973,736)
From realized gains:
Retirement Class	(94,617)	(10,347)
Institutional Class	(8,271,258)	(3,960,170)

Total distributions	(9,399,058)	(4,946,179)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	1,683,386	77,634
Institutional Class	6,708,212	3,061,970

Net increase (decrease) from shareholder transactions	8,391,598	3,139,604

Net increase in net assets	10,117,494	11,514,907

NET ASSETS
Beginning of year	63,594,752	52,079,845

End of year	$73,712,246	$63,594,752

Undistributed net investment income included in net assets	$680,373	$635,160

220	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

continued

	Small-Cap Blend Index Fund		International Equity Index Fund

	For the Year Ended September 30, 2005	For the Year Ended September 30, 2004	For the Year Ended September 30, 2005	For the Year Ended September 30, 2004

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$1,766,810	$1,318,741	$3,623,590	$1,743,328
Net realized gain on total investments	16,240,188	9,123,876	1,456,121	1,085,580
Net change in unrealized appreciation on total investments	4,752,208	9,099,898	27,065,130	11,335,073

Net increase from operations	22,759,206	19,542,515	32,144,841	14,163,981

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class
Institutional Class	(3,023)	(1,604)	(10,638)	(2,652)
From realized gains:	(1,319,515)	(1,178,765)	(1,814,012)	(1,726,374)
Retirement Class	(25,309)	(11,154)	(17,980)	(534)
Institutional Class	(9,275,848)	(4,026,603)	(1,051,397)	(295,024)

Total distributions	(10,623,695)	(5,218,126)	(2,894,027)	(2,024,584)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	48,526	144,550	296,519	644,208
Institutional Class	14,975,298	11,565,509	133,196,049	(1,104,828)

Net increase (decrease) from shareholder transactions	15,023,824	11,710,059	133,492,568	(460,620)

Net increase in net assets	27,159,335	26,034,448	162,743,382	11,678,777

NET ASSETS
Beginning of year	129,593,336	103,558,888	76,356,948	64,678,171

End of year	$156,752,671	$129,593,336	$239,100,330	$76,356,948

Undistributed net investment income included in net assets	$1,042,685	$808,387	$3,197,703	$1,302,064

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	221

Statements of changes in net assets	TIAA-CREF Institutional Mutual Funds

	Real Estate Securities Fund

	For the Year Ended September 30, 2005	For the Year Ended September 30, 2004

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$16,368,143	$10,174,671
Net realized gain (loss) on total investments	63,570,292	40,031,441
Net change in unrealized appreciation (depreciation) on total investments	7,727,166	3,319,972

Net increase from operations	87,665,601	53,526,084

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	(4,563,855)	(1,478,013)
Institutional Class	(8,110,863)	(4,852,256)
Retail Class	(5,271,151)	(2,601,245)
From realized gains:
Retirement Class	(11,274,581)	(3,007,192)
Institutional Class	(16,888,289)	(12,623,118)
Retail Class	(13,830,527)	(6,341,083)
From return of capital	—	—

Total distributions	(59,939,266)	(30,902,907)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	75,717,652	53,597,202
Institutional Class	69,058,231	42,865,145
Retail Class	45,035,627	48,582,970

Net increase (decrease) from shareholder transactions	189,811,510	145,045,317

Net increase (decrease) in net assets	217,537,845	167,668,494

NET ASSETS
Beginning of year	333,867,369	166,198,875

End of year	$551,405,214	$333,867,369

Undistributed (distributions in excess of) net investment income included in net assets	$(2,545,553)	$722,638

222	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

continued

	Social Choice Equity Fund		Bond Fund

	For the Year Ended September 30, 2005	For the Year Ended September 30, 2004	For the Year Ended September 30, 2005	For the Year Ended September 30, 2004

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$2,488,203	$1,261,840	$48,915,414	$39,066,154
Net realized gain (loss) on total investments	(1,728,050)	578,174	2,174,153	9,277,877
Net change in unrealized appreciation (depreciation) on total investments	17,542,015	7,187,316	(17,703,106)	(18,068,909)

Net increase from operations	18,302,168	9,027,330	33,386,461	30,275,122

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	(410,302)	(51,990)	—	—
Institutional Class	(1,436,827)	(870,731)	(49,200,320)	(39,068,526)
Retail Class	—	—	—	—
From realized gains:
Retirement Class	(126,247)	—	—	—
Institutional Class	(387,375)	—	(5,118,504)	(35,910,977)
Retail Class	—	—	—	—
From return of capital	—	—	(1,433,689)	—

Total distributions	(2,360,751)	(922,721)	(55,752,513)	(74,979,503)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	17,413,087	18,569,427	—	—
Institutional Class	20,345,027	25,247,411	546,910,968	(453,197,472)
Retail Class	—	—	—	—

Net increase (decrease) from shareholder transactions	37,758,114	43,816,838	546,910,968	(453,197,472)

Net increase (decrease) in net assets	53,699,531	51,921,447	524,544,916	(497,901,853)

NET ASSETS
Beginning of year	111,647,097	59,725,650	931,386,115	1,429,287,968

End of year	$165,346,628	$111,647,097	$1,455,931,031	$931,386,115

Undistributed (distributions in excess of) net investment income included in net assets	$1,544,830	$950,626	$—	$284,906

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	223

Statements of changes in net assets	TIAA-CREF Institutional Mutual Funds

	Inflation-Linked Bond Fund

	For the Year Ended September 30, 2005	For the Year Ended September 30, 2004

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$17,716,055	$16,003,974
Net realized gain (loss) on total investments	9,657,887	3,071,023
Net change in unrealized appreciation (depreciation) on total investments	(6,014,111)	7,416,879

Net increase from operations	21,359,831	26,491,876

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Institutional Class	(14,841,929)	(13,440,343)
Retail Class	(2,873,776)	(2,575,544)
From realized gains:
Institutional Class	(5,913,107)	(2,261,064)
Retail Class	(763,852)	(205,964)

Total distributions	(24,392,664)	(18,482,915)

SHAREHOLDER TRANSACTIONS (Note 5)
Institutional Class	(53,715,287)	152,023,929
Retail Class	(25,180,291)	74,477,544

Net increase (decrease) from shareholder transactions	(78,895,578)	226,501,473

Net increase (decrease) in net assets	(81,928,411)	234,510,434

NET ASSETS
Beginning of year	477,840,863	243,330,429

End of year	$395,912,452	$477,840,863

Undistributed (distributions in excess of) net investment income included in net assets	$350	$—

224	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

concluded

	Money Market Fund

	For the Year Ended September 30, 2005	For the Year Ended September 30, 2004

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$5,029,420	$1,798,115
Net realized gain (loss) on total investments	(373)	176
Net change in unrealized appreciation (depreciation) on total investments	—	—

Net increase from operations	5,029,047	1,798,291

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Institutional Class	(5,029,392)	(1,798,115)
Retail Class	—	—
From realized gains:
Institutional Class	—	—
Retail Class	—	—

Total distributions	(5,029,392)	(1,798,115)

SHAREHOLDER TRANSACTIONS (Note 5)
Institutional Class	20,770,581	4,527,099
Retail Class	—	—

Net increase (decrease) from shareholder transactions	20,770,581	4,527,099

Net increase (decrease) in net assets	20,770,236	4,527,275

NET ASSETS
Beginning of year	179,774,737	175,247,462

End of year	$200,544,973	$179,774,737

Undistributed (distributions in excess of) net investment income included in net assets	$27	$(1)

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	225

Financial highlights	TIAA-CREF Institutional Mutual Funds

Growth Equity Fund

Institutional Class

For the Years Ended September 30,

2005

SELECTED PER SHARE DATA
Net asset value, beginning of year	$6.31

Gain (loss) from investment operations:
Net investment income	0.07 (a)
Net realized and unrealized gain (loss) on total investments	0.69

Total gain (loss) from investment operations	0.76

Less distributions from:
Net investment income	(0.07)
Net realized gains	—

Total distributions	(0.07)

Net asset value, end of year	$7.00

TOTAL RETURN	12.09%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$115,925
Ratio of expenses to average net assets before expense waiver and reimbursement	0.14%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.14%
Ratio of net investment income to average net assets after expense waiver and reimbursement	1.01%
Portfolio turnover rate	119%

(a)          Based on average shares outstanding.

226	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

	Growth Equity Fund

	Institutional Class

	For the Years Ended September 30,

	2004	2003	2002	2001

SELECTED PER SHARE DATA
Net asset value, beginning of year	$5.91	$4.82	$6.40	$12.55

Gain (loss) from investment operations:
Net investment income	0.06 (a)	0.05 (a)	0.04 (a)	0.02
Net realized and unrealized gain (loss) on total investments	0.40	1.14	(1.60)	(5.90)

Total gain (loss) from investment operations	0.46	1.19	(1.56)	(5.88)

Less distributions from:
Net investment income	(0.06)	(0.10)	(0.02)	(0.02)
Net realized gains	—	—	—	(0.25)

Total distributions	(0.06)	(0.10)	(0.02)	(0.27)

Net asset value, end of year	$6.31	$5.91	$4.82	$6.40

TOTAL RETURN	7.72%	25.10%	(24.44)%	(47.57)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$92,576	$94,433	$487,620	$149,981
Ratio of expenses to average net assets before expense waiver and reimbursement	0.15%	0.18%	0.32%	0.41%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.15%	0.14%	0.22%	0.22%
Ratio of net investment income to average net assets after expense waiver and reimbursement	0.93%	0.86%	0.66%	0.38%
Portfolio turnover rate	76%	105%	61%	34%

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	227

Financial highlights	TIAA-CREF Institutional Mutual Funds

	Growth & Income Fund

	Retirement Class

	For the Years Ended September 30,

	2005	2004	2003(d)

SELECTED PER SHARE DATA
Net asset value, beginning of year	$8.16	$7.39	$6.14

Gain (loss) from investment operations:
Net investment income	0.13 (a)	0.10 (a)	0.07 (a)
Net realized and unrealized gain (loss) on total investments	0.95	0.75	1.22

Total gain (loss) from investment operations	1.08	0.85	1.29

Less distributions from:
Net investment income	(0.12)	(0.08)	(0.04)
Net realized gains	—	—	—

Total distributions	(0.12)	(0.08)	(0.04)

Net asset value, end of year	$9.12	$8.16	$7.39

TOTAL RETURN	13.32%	11.47%	21.14%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$58,731	$35,874	$8,027
Ratio of expenses to average net assets before expense waiver and reimbursement	0.46%	0.53%	0.48%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.46%	0.44%	0.47%
Ratio of net investment income to average net assets after expense waiver and reimbursement	1.43%	1.17%	1.02%
Portfolio turnover rate	223%	77%	150%

(a)          Based on average shares outstanding.

(d)          The Retirement Class commenced operations on October 1, 2002.

228	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

continued

	Growth & Income Fund

	Institutional Class

	For the Years Ended September 30,

	2005	2004	2003	2002	2001

SELECTED PER SHARE DATA
Net asset value, beginning of year	$8.12	$7.36	$6.14	$7.91	$11.24

Gain (loss) from investment operations:
Net investment income	0.18 (a)	0.12 (a)	0.10 (a)	0.09 (a)	0.09
Net realized and unrealized gain (loss) on total investments	0.93	0.76	1.22	(1.78)	(3.15)

Total gain (loss) from investment operations	1.11	0.88	1.32	(1.69)	(3.06)

Less distributions from:
Net investment income	(0.18)	(0.12)	(0.10)	(0.08)	(0.09)
Net realized gains	—	—	—	—	(0.18)

Total distributions	(0.18)	(0.12)	(0.10)	(0.08)	(0.27)

Net asset value, end of year	$9.05	$8.12	$7.36	$6.14	$7.91

TOTAL RETURN	13.70%	11.89%	21.62%	(21.51)%	(27.66)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$141,199	$625,503	$505,404	$376,529	$169,880
Ratio of expenses to average net assets before expense waiver and reimbursement	0.15%	0.14%	0.15%	0.29%	0.44%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.15%	0.14%	0.14%	0.22%	0.22%
Ratio of net investment income to average net assets after expense waiver and reimbursement	2.04%	1.46%	1.48%	1.18%	1.10%
Portfolio turnover rate	223%	77%	150%	128%	50%

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	229

Financial highlights	TIAA-CREF Institutional Mutual Funds

	International Equity Fund

	Retirement Class

	For the Years Ended September 30,

	2005	2004	2003(d)

SELECTED PER SHARE DATA
Net asset value, beginning of year	$10.49	$8.65	$6.86

Gain (loss) from investment operations:
Net investment income	0.19 (a)	0.17 (a)	0.13 (a)
Net realized and unrealized gain (loss) on total investments	2.40	1.69	1.66

Total gain (loss) from investment operations	2.59	1.86	1.79

Less distributions from:
Net investment income	(0.11)	(0.02)	—
Net realized gains	(0.56)	—	—

Total distributions	(0.67)	(0.02)	—

Net asset value, end of year	$12.41	$10.49	$8.65

TOTAL RETURN	25.34%	21.45%	26.15%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$231,867	$77,400	$9,863
Ratio of expenses to average net assets before expense waiver and reimbursement	0.56%	0.58%	0.61%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.56%	0.55%	0.54%
Ratio of net investment income to average net assets after expense waiver and reimbursement	1.67%	1.63%	1.61%
Portfolio turnover rate	147%	151%	156%

(a)	Based on average shares outstanding.

(d)	The Retirement Class commenced operations on October 1, 2002.

230	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

continued

	International Equity Fund

	Institutional Class

	For the Years Ended September 30,

	2005	2004	2003	2002	2001

SELECTED PER SHARE DATA
Net asset value, beginning of year	$10.29	$8.56	$6.86	$8.08	$12.55

Gain (loss) from investment operations:
Net investment income	0.21 (a)	0.20 (a)	0.17 (a)	0.15 (a)	0.10
Net realized and unrealized gain (loss) on total investments	2.43	1.69	1.65	(1.29)	(4.06)

Total gain (loss) from investment operations	2.64	1.89	1.82	(1.14)	(3.96)

Less distributions from:
Net investment income	(0.20)	(0.16)	(0.12)	(0.08)	(0.04)
Net realized gains	(0.56)	—	—	—	(0.47)

Total distributions	(0.76)	(0.16)	(0.12)	(0.08)	(0.51)

Net asset value, end of year	$12.17	$10.29	$8.56	$6.86	$8.08

TOTAL RETURN	26.45%	22.17%	26.90%	(14.28)%	(32.63)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$668,009	$528,959	$370,026	$205,899	$120,436
Ratio of expenses to average net assets before expense waiver and reimbursement	0.21%	0.20%	0.27%	0.44%	0.52%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.21%	0.20%	0.20%	0.29%	0.29%
Ratio of net investment income to average net assets after expense waiver and reimbursement	1.89%	1.98%	2.20%	1.80%	1.51%
Portfolio turnover rate	147%	151%	156%	78%	78%

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	231

Financial highlights	TIAA-CREF Institutional Mutual Funds

	Large-Cap Value Fund

	Retirement Class

				For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (a)
	For the Years Ended September 30,

	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$13.41	$11.55	$9.16	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.26	0.24	0.21	0.01
Net realized and unrealized gain (loss) on total investments	1.90	2.23	2.24	(0.85)

Total gain (loss) from investment operations	2.16	2.47	2.45	(0.84)

Less distributions from:
Net investment income	(0.16)	(0.06)	(0.06)	—
Net realized gains	(0.98)	(0.55)	—	—

Total distributions	(1.14)	(0.61)	(0.06)	—

Net asset value, end of period	$14.43	$13.41	$11.55	$9.16

TOTAL RETURN	16.23%	21.59%	26.94%	(8.40)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$159,064	$69,314	$9,943	$92
Ratio of expenses to average net assets before expense reimbursement	0.48%	0.51%	0.54%	0.03%
Ratio of expenses to average net assets after expense reimbursement	0.48%	0.48%	0.47%	0.03%
Ratio of net investment income to average net assets after expense waiver and reimbursement	1.82%	1.87%	1.89%	0.09%
Portfolio turnover rate	113%	154%	185%	25%

(a)	The percentages shown for this period are not annualized.

(b)	Based on average shares outstanding.

232	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

continued

	Large-Cap Value Fund

	Institutional Class

				For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (a)
	For the Years Ended September 30,

	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$13.40	$11.59	$9.16	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.30	0.28	0.25	0.01
Net realized and unrealized gain (loss) on total investments	1.92	2.22	2.22	(0.85)

Total gain (loss) from investment operations	2.22	2.50	2.47	(0.84)

Less distributions from:
Net investment income	(0.23)	(0.14)	(0.04)	—
Net realized gains	(0.98)	(0.55)	—	—

Total distributions	(1.21)	(0.69)	(0.04)	—

Net asset value, end of period	$14.41	$13.40	$11.59	$9.16

TOTAL RETURN	16.73%	21.96%	26.98%	(8.40)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$216,512	$31,289	$14,822	$92
Ratio of expenses to average net assets before expense reimbursement	0.14%	0.17%	0.21%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.14%	0.14%	0.14%	0.01%
Ratio of net investment income to average net assets after expense waiver and reimbursement	2.11%	2.20%	2.31%	0.11%
Portfolio turnover rate	113%	154%	185%	25%

	Large-Cap Value Fund

	Retail Class

				For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (a)
	For the Years Ended September 30,

	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$13.25	$11.52	$9.16	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.26	0.24	0.22	0.01
Net realized and unrealized gain (loss) on total investments	1.88	2.21	2.20	(0.85)

Total gain (loss) from investment operations	2.14	2.45	2.42	(0.84)

Less distributions from:
Net investment income	(0.24)	(0.17)	(0.06)	—
Net realized gains	(0.98)	(0.55)	—	—

Total distributions	(1.22)	(0.72)	(0.06)	—

Net asset value, end of period	$14.17	$13.25	$11.52	$9.16

TOTAL RETURN	16.35%	21.67%	26.47%	(8.40)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$170,748	$137,166	$85,349	$18,135
Ratio of expenses to average net assets before expense reimbursement	0.44%	0.49%	0.51%	0.03%
Ratio of expenses to average net assets after expense reimbursement	0.44%	0.44%	0.44%	0.03%
Ratio of net investment income to average net assets after expense waiver and reimbursement	1.87%	1.89%	1.99%	0.09%
Portfolio turnover rate	113%	154%	185%	25%

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	233

Financial highlights	TIAA-CREF Institutional Mutual Funds

	Mid-Cap Growth Fund

	Retirement Class

							For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (a)
	For the Years Ended September 30,

	2005		2004		2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.23		$12.97		$9.21		$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.01		(0.00	)(c)	(0.00	)(c)	0.00 (c)
Net realized and unrealized gain (loss) on total investments	3.31		1.76		3.76		(0.79)

Total gain (loss) from investment operations	3.32		1.76		3.76		(0.79)

Less distributions from:
Net investment income	(0.00	)(c)	—		0.00	(c)	—
Net realized gains	(0.67)		(0.50)		0.00	(c)	—

Total distributions	(0.67)		(0.50)		(0.00	)(c)	—

Net asset value, end of period	$16.88		$14.23		$12.97		$9.21

TOTAL RETURN	23.72%		13.48%		40.85%		(7.90)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$131,943		$74,600		$25,519		$92
Ratio of expenses to average net assets before expense reimbursement	0.48%		0.54%		0.73%		0.03%
Ratio of expenses to average net assets after expense reimbursement	0.48%		0.48%		0.47%		0.03%
Ratio of net investment income (loss) to average net assets after expense waiver and reimbursement	0.06%		(0.01)%		(0.02)%		0.02%
Portfolio turnover rate	115%		148%		162%		19%

(a)	The percentages shown for this period are not annualized.

(b)	Based on average shares outstanding.

(c)	Amount represents less than $0.01 per share.

234	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

continued

	Mid-Cap Growth Fund

	Institutional Class

					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (a)
	For the Years Ended September 30,

	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.30	$13.02	$9.21		$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.06	0.05	0.04		0.00 (c)
Net realized and unrealized gain (loss) on total investments	3.33	1.76	3.77		(0.79)

Total gain (loss) from investment operations	3.39	1.81	3.81		(0.79)

Less distributions from:
Net investment income	(0.01)	(0.03)	—		—
Net realized gains	(0.67)	(0.50)	(0.00	)(c)	—

Total distributions	(0.68)	(0.53)	(0.00)		—

Net asset value, end of period	$17.01	$14.30	$13.02		$9.21

TOTAL RETURN	24.12%	13.88%	41.37%		(7.90)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$20,808	$3,684	$1,887		$92
Ratio of expenses to average net assets before expense reimbursement	0.15%	0.17%	0.39%		0.01%
Ratio of expenses to average net assets after expense reimbursement	0.15%	0.14%	0.14%		0.01%
Ratio of net investment income (loss) to average net assets after expense waiver and reimbursement	0.39%	0.32%	0.31%		0.04%
Portfolio turnover rate	115%	148%	162%		19%

	Mid-Cap Growth Fund

	Retail Class

							For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (a)
	For the Years Ended September 30,

	2005		2004		2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.23		$12.98		$9.21		$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.01		0.00	(c)	0.00	(c)	0.00 (c)
Net realized and unrealized gain (loss) on total investments	3.32		1.75		3.77		(0.79)

Total gain (loss) from investment operations	3.33		1.75		3.77		(0.79)

Less distributions from:
Net investment income	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	—
Net realized gains	(0.67)		(0.50)		(0.00	)(c)	—

Total distributions	(0.67)		(0.50)		(0.00	)(c)	—

Net asset value, end of period	$16.89		$14.23		$12.98		$9.21

TOTAL RETURN	23.80%		13.48%		40.96%		(7.90)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$62,481		$48,508		$22,004		$9,025
Ratio of expenses to average net assets before expense reimbursement	0.44%		0.51%		0.69%		0.03%
Ratio of expenses to average net assets after expense reimbursement	0.44%		0.44%		0.44%		0.03%
Ratio of net investment income (loss) to average net assets after expense waiver and reimbursement	0.09%		0.02%		0.01%		0.02%
Portfolio turnover rate	115%		148%		162%		19%

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	235

Financial highlights	TIAA-CREF Institutional Mutual Funds

	Mid-Cap Value Fund

	Retirement Class

				For the Period
				September 4, 2002
	For the Years Ended			(commencement
	September 30,			of operations)
				to September 30,
	2005	2004	2003	2002 (a)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.38	$11.95	$9.03	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.25	0.21	0.18	0.01
Net realized and unrealized gain (loss) on total investments	3.60	2.73	2.80	(0.98)

Total gain (loss) from investment operations	3.85	2.94	2.98	(0.97)

Less distributions from:
Net investment income	(0.14)	(0.06)	(0.06)	—
Net realized gains	(0.57)	(0.45)	—	—

Total distributions	(0.71)	(0.51)	(0.06)	—

Net asset value, end of period	$17.52	$14.38	$11.95	$9.03

TOTAL RETURN	27.20%	24.82%	33.27%	(9.70)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$266,360	$92,268	$15,669	$90
Ratio of expenses to average net assets before expense reimbursement	0.48%	0.52%	0.65%	0.03%
Ratio of expenses to average net assets after expense reimbursement	0.48%	0.48%	0.47%	0.03%
Ratio of net investment income to average net assets after expense waiver and reimbursement	1.50%	1.54%	1.52%	0.12%
Portfolio turnover rate	110%	173%	215%	15%

(a)	The percentages shown for this period are not annualized.

(b)	Based on average shares outstanding.

236	2005 Annual Report
	TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

continued

	Mid-Cap Value Fund

	Institutional Class

				For the Period
				September 4, 2002
	For the Years Ended			(commencement
	September 30,			of operations)
				to September 30,
	2005	2004	2003	2002 (a)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.44	$12.02	$9.03	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.30	0.26	0.22	0.01
Net realized and unrealized gain (loss) on total investments	3.62	2.74	2.81	(0.98)

Total gain (loss) from investment operations	3.92	3.00	3.03	(0.97)

Less distributions from:
Net investment income	(0.22)	(0.13)	(0.04)	—
Net realized gains	(0.57)	(0.45)	—	—

Total distributions	(0.79)	(0.58)	(0.04)	—

Net asset value, end of period	$17.57	$14.44	$12.02	$9.03

TOTAL RETURN	27.63%	25.36%	33.63%	(9.70)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$25,868	$8,042	$4,009	$90
Ratio of expenses to average net assets before expense reimbursement	0.15%	0.17%	0.32%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.15%	0.14%	0.14%	0.01%
Ratio of net investment income to average net assets after expense waiver and reimbursement	1.82%	1.88%	2.05%	0.14%
Portfolio turnover rate	110%	173%	215%	15%

	Mid-Cap Value Fund

	Retail Class

				For the Period
				September 4, 2002
	For the Years Ended			(commencement
	September 30,			of operations)
				to September 30,
	2005	2004	2003	2002 (a)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.27	$11.97	$9.03	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.25	0.22	0.19	0.01
Net realized and unrealized gain (loss) on total investments	3.57	2.71	2.80	(0.98)

Total gain (loss) from investment operations	3.82	2.93	2.99	(0.97)

Less distributions from:
Net investment income	(0.16)	(0.18)	(0.05)	—
Net realized gains	(0.57)	(0.45)	—	—

Total distributions	(0.73)	(0.63)	(0.05)	—

Net asset value, end of period	$17.36	$14.27	$11.97	$9.03

TOTAL RETURN	27.23%	24.89%	33.29%	(9.70)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$95,608	$40,706	$9,476	$8,852
Ratio of expenses to average net assets before expense reimbursement	0.44%	0.51%	0.62%	0.03%
Ratio of expenses to average net assets after expense reimbursement	0.44%	0.44%	0.44%	0.03%
Ratio of net investment income to average net assets after expense waiver and reimbursement	1.53%	1.58%	1.83%	0.11%
Portfolio turnover rate	110%	173%	215%	15%

	2005 Annual Report	237
SEE NOTES TO FINANCIAL STATEMENTS	Institutional Class • TIAA-CREF Institutional Mutual Funds

Financial highlights	TIAA-CREF Institutional Mutual Funds

	Small-Cap Equity Fund

	Retirement Class

					For the Period
					September 4, 2002
	For the Years Ended				(commencement
	September 30,				of operations)
					to September 30,
	2005	2004		2003	2002 (a)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.20	$12.62		$9.27	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.12	0.09		0.11	0.01
Net realized and unrealized gain (loss) on total investments	2.19	2.46		3.28	(0.74)

Total gain (loss) from investment operations	2.31	2.55		3.39	(0.73)

Less distributions from:
Net investment income	(0.10)	(0.04)		(0.04)	—
Net realized gains	(0.70)	(0.93)		—	—

Total distributions	(0.80)	(0.97)		(0.04)	—

Net asset value, end of period	$15.71	$14.20	(c)	$12.62	$9.27

TOTAL RETURN	16.35%	20.53	%(c)	36.65%	(7.30)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$170,413	$116,445		$29,036	$93
Ratio of expenses to average net assets before expense reimbursement	0.48%	0.54%		0.95%	0.03%
Ratio of expenses to average net assets after expense reimbursement	0.48%	0.48%		0.47%	0.03%
Ratio of net investment income to average net assets after expense waiver and reimbursement	0.78%	0.68%		0.89%	0.15%
Portfolio turnover rate	273%	295%		328%	15%

(a)	The percentages shown for this period are not annualized.

(b)	Based on average shares outstanding.

(c)

During the year ended September 30, 2004, the Small-Cap Equity Fund was reimbursed by the Adviser for an investment loss resulting from an overstatement of cash available for investment. Had the Fund not been reimbursed, the net asset value and total return for the Retirement Class would have been $14.19 and 20.44%, respectively, and the net asset value and total return for the Institutional Class would have been $14.28 and 20.86%, respectively. There was no change to the net asset value or total return for the Retail Class.

238	2005 Annual Report
	TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

continued

	Small-Cap Equity Fund

	Institutional Class

					For the Period
					September 4, 2002
	For the Years Ended				(commencement
	September 30,				of operations)
					to September 30,
	2005	2004		2003	2002 (a)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.29	$12.68		$9.27	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.17	0.14		0.14	0.02
Net realized and unrealized gain (loss) on total investments	2.20	2.48		3.29	(0.75)

Total gain (loss) from investment operations	2.37	2.62		3.43	(0.73)

Less distributions from:
Net investment income	(0.12)	(0.08)		(0.02)	—
Net realized gains	(0.70)	(0.93)		—	—

Total distributions	(0.82)	(1.01)		(0.02)	—

Net asset value, end of period	$15.84	$14.29	(c)	$12.68	$9.27

TOTAL RETURN	16.69%	20.98	%(c)	37.12%	(7.30)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$116,652	$45,429		$18,702	$93
Ratio of expenses to average net assets before expense reimbursement	0.15%	0.20%		0.62%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.15%	0.14%		0.14%	0.01%
Ratio of net investment income to average net assets after expense waiver and reimbursement	1.11%	1.03%		1.25%	0.17%
Portfolio turnover rate	273%	295%		328%	15%

	Small-Cap Equity Fund

	Retail Class

					For the Period
					September 4, 2002
	For the Years Ended				(commencement
	September 30,				of operations)
					to September 30,
	2005	2004		2003	2002 (a)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.15	$12.64		$9.27	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.14	0.12		0.12	0.02
Net realized and unrealized gain (loss) on total investments	2.19	2.45		3.29	(0.75)

Total gain (loss) from investment operations	2.33	2.57		3.41	(0.73)

Less distributions from:
Net investment income	(0.13)	(0.13)		(0.04)	—
Net realized gains	(0.70)	(0.93)		—	—

Total distributions	(0.83)	(1.06)		(0.04)	—

Net asset value, end of period	$15.65	$14.15	(c)	$12.64	$9.27

TOTAL RETURN	16.55%	20.70	%(c)	36.90%	(7.30)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$71,400	$61,937		$28,139	$18,351
Ratio of expenses to average net assets before expense reimbursement	0.32%	0.38%		0.78%	0.02%
Ratio of expenses to average net assets after expense reimbursement	0.30%	0.30%		0.30%	0.02%
Ratio of net investment income to average net assets after expense waiver and reimbursement	0.97%	0.87%		1.10%	0.16%
Portfolio turnover rate	273%	295%		328%	15%

	2005 Annual Report	239
SEE NOTES TO FINANCIAL STATEMENTS	Institutional Class • TIAA-CREF Institutional Mutual Funds

Financial highlights	TIAA-CREF Institutional Mutual Funds

	Large-Cap Growth Index Fund

	Retirement Class

	For the Years Ended September 30,

	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.56	$11.60	$9.29

Gain (loss) from investment operations:
Net investment income (b)	0.12	0.05	0.07
Net realized and unrealized gain (loss) on total investments	1.04	0.82	2.27

Total gain (loss) from investment operations	1.16	0.87	2.34

Less distributions from:
Net investment income	(0.06)	(0.06)	(0.03)
Net realized gains	(0.19)	(1.85)	—

Total distributions	(0.25)	(1.91)	(0.03)

Net asset value, end of period	$11.47	$10.56	$11.60

TOTAL RETURN	11.04%	7.03%	25.21%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$22,402	$18,405	$200
Ratio of expenses to average net assets before expense reimbursement	0.43%	0.52%	0.46%
Ratio of expenses to average net assets after expense waiver reimbursement	0.43%	0.42%	0.41%
Ratio of net investment income to average net assets after expense waiver and reimbursement	1.04%	0.46%	0.68%
Portfolio turnover rate	61%	19%	19%

(a)	The percentages shown for this period are not annualized.

(b)	Based on average shares outstanding.

240	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

continued

		Large-Cap Growth Index Fund

	Retirement Class	Institutional Class

	For the Period September 4, 2002 (commencement of operations) to September 30,	For the Years Ended September 30,			For the Period September 4, 2002 (commencement of operations) to September 30,

	2002 (a)	2005	2004	2003	2002 (a)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00	$10.48	$11.63	$9.29	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.01	0.12	0.11	0.11	0.01
Net realized and unrealized gain (loss) on total investments	(0.72)	1.07	0.80	2.27	(0.72)

Total gain (loss) from investment operations	(0.71)	1.19	0.91	2.38	(0.71)

Less distributions from:
Net investment income	—	(0.15)	(0.21)	(0.04)	—
Net realized gains	—	(0.19)	(1.85)	—	—

Total distributions	—	(0.34)	(2.06)	(0.04)	—

Net asset value, end of period	$9.29	$11.33	$10.48	$11.63	$9.29

TOTAL RETURN	(7.10)%	11.41%	7.35%	25.68%	(7.10)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$93	$464,761	$35,800	$34,647	$60,298
Ratio of expenses to average net assets before expense reimbursement	0.03%	0.08%	0.11%	0.13%	0.01%
Ratio of expenses to average net assets after expense waiver reimbursement	0.03%	0.08%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets after expense waiver and reimbursement	0.10%	1.08%	0.97%	1.02%	0.12%
Portfolio turnover rate	0%	61%	19%	19%	0%

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	241

Financial highlights	TIAA-CREF Institutional Mutual Funds

	Large-Cap Value Index Fund

	Retirement Class

	For the Years Ended September 30,

	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$13.07	$11.38	$9.26

Gain (loss) from investment operations:
Net investment income (b)	0.29	0.25	0.23
Net realized and unrealized gain (loss) on total investments	1.79	1.98	1.96

Total gain (loss) from investment operations	2.08	2.23	2.19

Less distributions from:
Net investment income	(0.24)	(0.21)	(0.07)
Net realized gains	(0.39)	(0.33)	—

Total distributions	(0.63)	(0.54)	(0.07)

Net asset value, end of period	$14.52	$13.07	$11.38

TOTAL RETURN	16.18%	19.82%	23.77%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$778	$200	$161
Ratio of expenses to average net assets before expense reimbursement	0.44%	0.97%	0.48%
Ratio of expenses to average net assets after expense reimbursement	0.44%	0.44%	0.40%
Ratio of net investment income to average net assets after expense waiver and reimbursement	2.07%	1.99%	2.17%
Portfolio turnover rate	65%	44%	63%

(a) The percentages shown for this period are not annualized.

(b) Based on average shares outstanding.

242	2005 Annual Report
	TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

continued

	Large-Cap Value Index Fund

	Retirement Class	Institutional Class

	For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (a)				For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (a)

		For the Years Ended September 30,

		2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00	$13.05	$11.41	$9.26	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.01	0.34	0.29	0.26	0.01
Net realized and unrealized gain (loss) on total investments	(0.75)	1.77	1.99	1.97	(0.75)

Total gain (loss) from investment operations	(0.74)	2.11	2.28	2.23	(0.74)

Less distributions from:
Net investment income	—	(0.27)	(0.31)	(0.08)	—
Net realized gains	—	(0.39)	(0.33)	—	—

Total distributions	—	(0.66)	(0.64)	(0.08)	—

Net asset value, end of period	$9.26	$14.50	$13.05	$11.41	$9.26

TOTAL RETURN	(7.40)%	16.50%	20.25%	24.20%	(7.40)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$93	$433,383	$142,252	$89,164	$55,488
Ratio of expenses to average net assets before expense reimbursement	0.03%	0.08%	0.10%	0.16%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.03%	0.08%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets after expense waiver and reimbursement	0.12%	2.42%	2.34%	2.49%	0.15%
Portfolio turnover rate	0%	65%	44%	63%	0%

	2005 Annual Report	243
SEE NOTES TO FINANCIAL STATEMENTS	Institutional Class • TIAA-CREF Institutional Mutual Funds

Financial highlights	TIAA-CREF Institutional Mutual Funds

Equity Index Fund

Institutional Class

For the Years Ended September 30,

2005

SELECTED PER SHARE DATA
Net asset value, beginning of year	$8.85

Gain (loss) from investment operations:
Net investment income	0.18 (a)
Net realized and unrealized gain (loss) on total investments	1.09

Total gain (loss) from investment operations	1.27

Less distributions from:
Net investment income	(0.15)
Net realized gains	—

Total distributions	(0.15)

Net asset value, end of year	$9.97

TOTAL RETURN	14.40%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$606,341
Ratio of expenses to average net assets before expense waiver and reimbursement	0.09%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.09%
Ratio of net investment income to average net assets after expense waiver and reimbursement	1.94%
Portfolio turnover rate	24%

(a)          Based on average shares outstanding.

244	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

continued

	Equity Index Fund

	Institutional Class

	For the Years Ended September 30,

	2004	2003	2002	2001

SELECTED PER SHARE DATA
Net asset value, beginning of year	$8.07	$6.48	$8.06	$11.37

Gain (loss) from investment operations:
Net investment income	0.15 (a)	0.13 (a)	0.11 (a)	0.09
Net realized and unrealized gain (loss) on total investments	0.99	1.53	(1.63)	(3.20)

Total gain (loss) from investment operations	1.14	1.66	(1.52)	(3.11)

Less distributions from:
Net investment income	(0.29)	(0.05)	(0.06)	(0.10)
Net realized gains	(0.07)	(0.02)	—	(0.10)

Total distributions	(0.36)	(0.07)	(0.06)	(0.20)

Net asset value, end of year	$8.85	$8.07	$6.48	$8.06

TOTAL RETURN	14.17%	25.79%	(19.04)%	(27.71)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$766,707	$1,355,731	$419,771	$101,247
Ratio of expenses to average net assets before expense waiver and reimbursement	0.08%	0.09%	0.27%	0.51%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.08%	0.08%	0.17%	0.17%
Ratio of net investment income to average net assets after expense waiver and reimbursement	1.67%	1.71%	1.41%	1.19%
Portfolio turnover rate	26%	5%	14%	7%

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	245

Financial highlights	TIAA-CREF Institutional Mutual Funds

	S&P 500 Index Fund

	Retirement Class

	For the Years Ended September 30,

	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$12.95	$11.48	$9.32

Gain (loss) from investment operations:
Net investment income (b)	0.22	0.17	0.14
Net realized and unrealized gain (loss) on total investments	1.29	1.36	2.07

Total gain (loss) from investment operations	1.51	1.53	2.21

Less distributions from:
Net investment income	(0.18)	(0.06)	(0.05)
Net realized gains	(0.20)	—	—

Total distributions	(0.38)	(0.06)	(0.05)

Net asset value, end of period	$14.08	$12.95	$11.48

TOTAL RETURN	11.69%	13.29%	23.77%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$98,508	$54,914	$12,860
Ratio of expenses to average net assets before expense reimbursement	0.44%	0.48%	0.51%
Ratio of expenses to average net assets after expense reimbursement	0.44%	0.44%	0.43%
Ratio of net investment income to average net assets after expense waiver and reimbursement	1.65%	1.31%	1.27%
Portfolio turnover rate	38%	21%	20%

(a)          The percentages shown for this period are not annualized.

(b)          Based on average shares outstanding.

246	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

continued

	S&P 500 Index Fund

	Retirement Class	Institutional Class

	For the Period September 4, 2002 (commencement of operations)	For the Years Ended September 30,			For the Period September 4, 2002 (commencement of operations)
	to September 30,				to September 30,
	2002 (a)	2005	2004	2003	2002 (a)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00	$12.92	$11.52	$9.32	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.01	0.26	0.21	0.18	0.01
Net realized and unrealized gain (loss) on total investments	(0.69)	1.31	1.36	2.07	(0.69)

Total gain (loss) from investment operations	(0.68)	1.57	1.57	2.25	(0.68)

Less distributions from:
Net investment income	—	(0.21)	(0.17)	(0.05)	—
Net realized gains	—	(0.20)	—	—	—

Total distributions	—	(0.41)	(0.17)	(0.05)	—

Net asset value, end of period	$9.32	$14.08	$12.92	$11.52	$9.32

TOTAL RETURN	(6.80)%	12.20%	13.63%	24.23%	(6.80)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$93	$526,899	$167,621	$77,569	$41,867
Ratio of expenses to average net assets before expense reimbursement	0.03%	0.08%	0.11%	0.17%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.03%	0.08%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets after expense waiver and reimbursement	0.11%	1.92%	1.68%	1.68%	0.13%
Portfolio turnover rate	0%	38%	21%	20%	0%

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	247

Financial highlights	TIAA-CREF Institutional Mutual Funds

	Mid-Cap Growth Index Fund

	Retirement Class

	For the Years Ended September 30,

	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$12.83	$12.91	$9.35

Gain (loss) from investment operations:
Net investment income (b)	0.03	0.01	0.01
Net realized and unrealized gain (loss) on total investments	2.79	1.68	3.55

Total gain (loss) from investment operations	2.82	1.69	3.56

Less distributions from:
Net investment income	(0.05)	(0.01)	(0.00	)(c)
Net realized gains	(1.31)	(1.76)	(0.00	)(c)

Total distributions	(1.36)	(1.77)	(0.00	)(c)

Net asset value, end of period	$14.29	$12.83	$12.91

TOTAL RETURN	22.86%	13.15%	38.14%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$445	$344	$303
Ratio of expenses to average net assets before expense reimbursement	0.45%	0.73%	0.48%
Ratio of expenses to average net assets after expense reimbursement	0.45%	0.44%	0.41%
Ratio of net investment income to average net assets after expense waiver and reimbursement	0.19%	0.10%	0.06%
Portfolio turnover rate	42%	32%	35%

(a)          The percentages shown for this period are not annualized.

(b)          Based on average shares outstanding.

(c)          Amount represents less than $0.01 per share.

248	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

continued

	Mid-Cap Growth Index Fund

	Retirement Class	Institutional Class

	For the Period September 4, 2002 (commencement of operations) to September 30,	For the Years Ended September 30,				For the Period September 4, 2002 (commencement of operations) to September 30,

	2002 (a)	2005	2004	2003		2002 (a)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00	$12.85	$12.94	$9.35		$10.00

Gain (loss) from investment operations:	0.01	0.07	0.06	0.04		0.01
Net investment income (b)
Net realized and unrealized gain (loss) on total investments	(0.66)	2.81	1.67	3.57		(0.66)

Total gain (loss) from investment operations	(0.65)	2.88	1.73	3.61		(0.65)

Less distributions from:
Net investment income	—	(0.06)	(0.06)	(0.02)		—
Net realized gains	—	(1.31)	(1.76)	(0.00	)(c)	—

Total distributions	—	(1.37)	(1.82)	(0.02)		—

Net asset value, end of period	$9.35	$14.36	$12.85	$12.94		$9.35

TOTAL RETURN	(6.50)%	23.36%	13.50%	38.64%		(6.50)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$94	$29,431	$23,893	$21,450		$22,352
Ratio of expenses to average net assets before expense reimbursement	0.03%	0.09%	0.11%	0.15%		0.01%
Ratio of expenses to average net assets after expense reimbursement	0.03%	0.09%	0.08%	0.08%		0.01%
Ratio of net investment income to average net assets after expense waiver and reimbursement	0.05%	0.55%	0.46%	0.38%		0.07%
Portfolio turnover rate	0%	42%	32%	35%		0%

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	249

Financial highlights	TIAA-CREF Institutional Mutual Funds

	Mid-Cap Value Index Fund

	Retirement Class

	For the Years Ended September 30,

	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.20	$11.80	$9.30

Gain (loss) from investment operations:
Net investment income (b)	0.28	0.24	0.21
Net realized and unrealized gain (loss) on total investments	3.25	2.65	2.36

Total gain (loss) from investment operations	3.53	2.89	2.57

Less distributions from:
Net investment income	(0.26)	(0.20)	(0.07)
Net realized gains	(0.95)	(0.29)	—

Total distributions	(1.21)	(0.49)	(0.07)

Net asset value, end of period	$16.52	$14.20	$11.80

TOTAL RETURN	25.80%	24.92%	27.78%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$289	$200	$308
Ratio of expenses to average net assets before expense reimbursement	0.44%	1.00%	0.48%
Ratio of expenses to average net assets after expense reimbursement	0.44%	0.44%	0.40%
Ratio of net investment income to average net assets after expense waiver and reimbursement	1.81%	1.81%	2.04%
Portfolio turnover rate	43%	23%	24%

(a)          The percentages shown for this period are not annualized.

(b)          Based on average shares outstanding.

250	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

continued

	Mid-Cap Value Index Fund

	Retirement Class	Institutional Class

	For the Period September 4, 2002 (commencement of operations) to September 30,	For the Years Ended September 30,			For the Period September 4, 2002 (commencement of operations) to September 30,

	2002 (a)	2005	2004	2003	2002 (a)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00	$14.23	$11.83	$9.30	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.01	0.33	0.29	0.25	0.01
Net realized and unrealized gain (loss) on total investments	(0.71)	3.24	2.66	2.36	(0.71)

Total gain (loss) from investment operations	(0.70)	3.57	2.95	2.61	(0.70)

Less distributions from
Net investment income	—	(0.30)	(0.26)	(0.08)	—
Net realized gains	—	(0.95)	(0.29)	—	—

Total distributions	—	(1.25)	(0.55)	(0.08)	—

Net asset value, end of period	$9.30	$16.55	$14.23	$11.83	$9.30

TOTAL RETURN	(7.00)%	26.14%	25.36%	28.21%	(7.00)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$93	$47,420	$37,010	$29,797	$22,239
Ratio of expenses to average net assets before expense reimbursement	0.03%	0.08%	0.09%	0.16%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.03%	0.08%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets after expense waiver and reimbursement	0.12%	2.17%	2.16%	2.38%	0.14%
Portfolio turnover rate	0%	43%	23%	24%	0%

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	251

Financial highlights	TIAA-CREF Institutional Mutual Funds

	MidCap Blend Index Fund

	Retirement Class

	For the Years Ended September 30,

	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.35	$12.33	$9.38

Gain (loss) from investment operations:
Net investment income (b)	0.18	0.16	0.13
Net realized and unrealized gain (loss) on total investments	3.27	2.28	2.86

Total gain (loss) from investment operations	3.45	2.44	2.99

Less distributions from:
Net investment income	(0.13)	(0.08)	(0.04)
Net realized gains	(0.77)	(0.34)	—

Total distributions	(0.90)	(0.42)	(0.04)

Net asset value, end of period	$16.90	$14.35	$12.33

TOTAL RETURN	24.62%	19.94%	32.02%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$6,338	$563	$254
Ratio of expenses to average net assets before expense reimbursement	0.44%	0.66%	0.53%
Ratio of expenses to average net assets after expense reimbursement	0.44%	0.44%	0.41%
Ratio of net investment income to average net assets after expense waiver and reimbursement	1.15%	1.13%	1.19%
Portfolio turnover rate	40%	19%	35%

(a)	The percentages shown for this period are not annualized.

(b)	Based on average shares outstanding.

252	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

continued

	MidCap Blend Index Fund

	Retirement Class	Institutional Class

	For the Period September 4, 2002 (commencement of operations) to September 30,	For the Years Ended September 30,			For the Period September 4, 2002 (commencement of operations) to September 30,

	2002 (a)	2005	2004	2003	2002 (a)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00	$14.34	$12.36	$9.39	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.01	0.23	0.20	0.16	0.01
Net realized and unrealized gain (loss) on total investments	(0.63)	3.26	2.29	2.86	(0.62)

Total gain (loss) from investment operations	(0.62)	3.49	2.49	3.02	(0.61)

Less distributions from:
Net investment income	—	(0.21)	(0.17)	(0.05)	—
Net realized gains	—	(0.77)	(0.34)	—	—

Total distributions	—	(0.98)	(0.51)	(0.05)	—

Net asset value, end of period	$9.38	$16.85	$14.34	$12.36	$9.39

TOTAL RETURN	(6.20)%	25.01%	20.39%	32.31%	(6.10)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$94	$64,696	$49,707	$39,469	$25,249
Ratio of expenses to average net assets before expense reimbursement	0.03%	0.08%	0.10%	0.20%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.03%	0.08%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets after expense waiver and reimbursement	0.09%	1.48%	1.47%	1.52%	0.11%
Portfolio turnover rate	0%	40%	19%	35%	0%

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	253

Financial highlights	TIAA-CREF Institutional Mutual Funds

	Small-Cap Growth Index Fund

	Retirement Class

	For the Years Ended
	September 30,

	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.54	$13.13	$9.32

Gain (loss) from investment operations:
Net investment income (b)	0.03	0.01	0.04
Net realized and unrealized gain (loss) on total investments	2.52	2.17	3.79

Total gain (loss) from investment operations	2.55	2.18	3.83

Less distributions from:
Net investment income	(0.04)	(0.03)	(0.02)
Net realized gains	(1.74)	(0.74)	—

Total distributions	(1.78)	(0.77)	(0.02)

Net asset value, end of period	$15.31	$14.54	$13.13

TOTAL RETURN	17.67%	16.86%	41.11%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$1,652	$279	$177
Ratio of expenses to average net assets before expense reimbursement	0.45%	0.67%	0.48%
Ratio of expenses to average net assets after expense reimbursement	0.45%	0.44%	0.40%
Ratio of net investment income to average net assets after expense waiver and reimbursement	0.18%	0.04%	0.32%
Portfolio turnover rate	70%	45%	52%

(a)	The percentages shown for this period are not annualized.

(b)	Based on average shares outstanding.

254	2005 Annual Report
	TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

continued

	Small-Cap Growth Index Fund

	Retirement Class	Institutional Class

	For the Period				For the Period
	September 4, 2002				September 4, 2002
	(commencement	For the Years Ended			(commencement
	of operations)	September 30,			of operations)
	to September 30,				to September 30,
	2002 (a)	2005	2004	2003	2002 (a)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00	$13.91	$13.16	$9.32	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.01	0.07	0.06	0.07	0.01
Net realized and unrealized gain (loss) on total investments	(0.69)	2.36	1.51	3.80	(0.69)

Total gain (loss) from investment operations	(0.68)	2.43	1.57	3.87	(0.68)

Less distributions from:
Net investment income	—	(0.04)	(0.08)	(0.03)	—
Net realized gains	—	(1.74)	(0.74)	—	—

Total distributions	—	(1.78)	(0.82)	(0.03)	—

Net asset value, end of period	$9.32	$14.56	$13.91	$13.16	$9.32

TOTAL RETURN	(6.80)%	17.73%	11.84%	41.59%	(6.80)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$93	$76,610	$65,446	$60,470	$45,572
Ratio of expenses to average net assets before expense reimbursement	0.03%	0.10%	0.10%	0.16%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.03%	0.08%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets after expense waiver and reimbursement	0.09%	0.49%	0.41%	0.66%	0.11%
Portfolio turnover rate	0%	70%	45%	52%	0%

	2005 Annual Report	255
SEE NOTES TO FINANCIAL STATEMENTS	Institutional Class • TIAA-CREF Institutional Mutual Funds

Financial highlights	TIAA-CREF Institutional Mutual Funds

	Small-Cap Value Index Fund

	Retirement Class

	For the Years Ended
	September 30,

	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.00	$12.11	$9.30

Gain (loss) from investment operations:
Net investment income (b)	0.20	0.18	0.17
Net realized and unrealized gain (loss) on total investments	2.17	2.80	2.70

Total gain (loss) from investment operations	2.37	2.98	2.87

Less distributions from:
Net investment income	(0.08)	(0.17)	(0.06)
Net realized gains	(1.84)	(0.92)	—

Total distributions	(1.92)	(1.09)	(0.06)

Net asset value, end of period	$14.45	$14.00	$12.11

TOTAL RETURN	17.39%	25.18%	31.04%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$1,933	$237	$135
Ratio of expenses to average net assets before expense reimbursement	0.44%	0.91%	0.50%
Ratio of expenses to average net assets after expense reimbursement	0.44%	0.44%	0.40%
Ratio of net investment income to average net assets after expense waiver and reimbursement	1.42%	1.32%	1.63%
Portfolio turnover rate	60%	42%	56%

(a)	The percentages shown for this period are not annualized.

(b)	Based on average shares outstanding.

256	2005 Annual Report
	TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

continued

	Small-Cap Value Index Fund

	Retirement Class	Institutional Class

	For the Period				For the Period
	September 4, 2002				September 4, 2002
	(commencement	For the Years Ended			(commencement
	of operations)	September 30,			of operations)
	to September 30,				to September 30,
	2002 (a)	2005	2004	2003	2002 (a)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00	$14.03	$12.14	$9.30	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.02	0.25	0.23	0.20	0.02
Net realized and unrealized gain (loss) on total investments	(0.72)	2.15	2.81	2.71	(0.72)

Total gain (loss) from investment operations	(0.70)	2.40	3.04	2.91	(0.70)

Less distributions from:
Net investment income	—	(0.23)	(0.23)	(0.07)	—
Net realized gains	—	(1.84)	(0.92)	—	—

Total distributions	—	(2.07)	(1.15)	(0.07)	—

Net asset value, end of period	$9.30	$14.36	$14.03	$12.14	$9.30

TOTAL RETURN	(7.00)%	17.62%	25.63%	31.49%	(7.00)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$93	$71,779	$63,358	$51,945	$40,819
Ratio of expenses to average net assets before expense reimbursement	0.03%	0.08%	0.10%	0.18%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.03%	0.08%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets after expense waiver and reimbursement	0.20%	1.80%	1.71%	1.96%	0.22%
Portfolio turnover rate	0%	60%	42%	56%	0%

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	257

Financial highlights	TIAA-CREF Institutional Mutual Funds

	Small-Cap Blend Index Fund

	Retirement Class

	For the Years Ended
	September 30,

	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.32	$12.59	$9.31

Gain (loss) from investment operations:
Net investment income (b)	0.13	0.10	0.11
Net realized and unrealized gain (loss) on total investments	2.33	2.19	3.21

Total gain (loss) from investment operations	2.46	2.29	3.32

Less distributions from:
Net investment income	(0.12)	(0.07)	(0.04)
Net realized gains	(1.01)	(0.49)	—

Total distributions	(1.13)	(0.56)	(0.04)

Net asset value, end of period	$15.65	$14.32	$12.59

TOTAL RETURN	17.43%	18.26%	35.76%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$409	$330	$157
Ratio of expenses to average net assets before expense reimbursement	0.44%	0.77%	0.52%
Ratio of expenses to average net assets after expense reimbursement	0.44%	0.44%	0.40%
Ratio of net investment income to average net assets after expense waiver and reimbursement	0.86%	0.71%	0.98%
Portfolio turnover rate	63%	24%	52%

(a)	The percentages shown for this period are not annualized.

(b)	Based on average shares outstanding.

258	2005 Annual Report
	TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

continued

	Small-Cap Blend Index Fund

	Retirement Class	Institutional Class

	For the Period				For the Period
	September 4, 2002				September 4, 2002
	(commencement	For the Years Ended			(commencement
	of operations)	September 30,			of operations)
	to September 30,				to September 30,
	2002 (a)	2005	2004	2003	2002 (a)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00	$14.33	$12.62	$9.31	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.01	0.18	0.15	0.14	0.02
Net realized and unrealized gain (loss) on total investments	(0.70)	2.32	2.19	3.22	(0.71)

Total gain (loss) from investment operations	(0.69)	2.50	2.34	3.36	(0.69)

Less distributions from:
Net investment income	—	(0.14)	(0.14)	(0.05)	—
Net realized gains	—	(1.01)	(0.49)	—	—

Total distributions	—	(1.15)	(0.63)	(0.05)	—

Net asset value, end of period	$9.31	$15.68	$14.33	$12.62	$9.31

TOTAL RETURN	(6.90)%	17.74%	18.66%	36.21%	(6.90)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$93	$156,344	$129,263	$103,402	$38,997
Ratio of expenses to average net assets before expense reimbursement	0.03%	0.08%	0.10%	0.19%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.03%	0.08%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets after expense waiver and reimbursement	0.15%	1.22%	1.08%	1.31%	0.17%
Portfolio turnover rate	0%	63%	24%	52%	0%

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	259

Financial highlights	TIAA-CREF Institutional Mutual Funds

	International Equity Index Fund

	Retirement Class

	For the Years Ended September 30,

	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$13.67	$11.51	$9.21

Gain (loss) from investment operations:
Net investment income (b)	0.27	0.27	0.20
Net realized and unrealized gain (loss) on total investments	3.12	2.20	2.14

Total gain (loss) from investment operations	3.39	2.47	2.34

Less distributions from:
Net investment income	(0.11)	(0.26)	(0.04)
Net realized gains	(0.19)	(0.05)	—

Total distributions	(0.30)	(0.31)	(0.04)

Net asset value, end of period	$16.76	$13.67	$11.51

TOTAL RETURN	25.04%	21.68%	25.44%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$1,247	$789	$116
Ratio of expenses to average net assets before expense reimbursement	0.50%	0.50%	0.65%
Ratio of expenses to average net assets after expense reimbursement	0.50%	0.50%	0.47%
Ratio of net investment income to average net assets after expense waiver and reimbursement	1.78%	2.02%	1.94%
Portfolio turnover rate	32%	7%	9%

(a)	The percentages shown for this period are not annualized.

(b)	Based on average shares outstanding.

260	2005 Annual Report
	TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

continued

	International Equity Index Fund

	Retirement Class	Institutional Class

	For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (a)	For the Years Ended September 30,			For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (a)

		2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00	$13.70	$11.54	$9.21	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.02	0.41	0.31	0.25	0.02
Net realized and unrealized gain (loss) on total investments	(0.81)	3.05	2.21	2.12	(0.81)

Total gain (loss) from investment operations	(0.79)	3.46	2.52	2.37	(0.79)

Less distributions from:
Net investment income	—	(0.33)	(0.31)	(0.04)	—
Net realized gains	—	(0.19)	(0.05)	—	—

Total distributions	—	(0.52)	(0.36)	(0.04)	—

Net asset value, end of period	$9.21	$16.64	$13.70	$11.54	$9.21

TOTAL RETURN	(7.90)%	25.63%	22.06%	25.87%	(7.90)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$92	$237,853	$75,568	$64,563	$45,943
Ratio of expenses to average net assets before expense reimbursement	0.03%	0.16%	0.15%	0.33%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.03%	0.16%	0.15%	0.15%	0.01%
Ratio of net investment income to average net assets after expense waiver and reimbursement	0.22%	2.67%	2.34%	2.51%	0.24%
Portfolio turnover rate	0%	32%	7%	9%	0%

	2005 Annual Report	261
SEE NOTES TO FINANCIAL STATEMENTS	Institutional Class • TIAA-CREF Institutional Mutual Funds

Financial highlights	TIAA-CREF Institutional Mutual Funds

	Real Estate Securities Fund

	Retirement Class

				For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (a)

	For the Years Ended September 30,

	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$13.62	$12.40	$9.72	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.48	0.50	0.57	0.05
Net realized and unrealized gain (loss) on total investments	2.53	2.49	2.39	(0.31)

Total gain (loss) from investment operations	3.01	2.99	2.96	(0.26)

Less distributions from:
Net investment income	(0.51)	(0.43)	(0.27)	(0.02)
Net realized gains	(1.46)	(1.34)	(0.01)	—

Total distributions	(1.97)	(1.77)	(0.28)	(0.02)

Net asset value, end of period	$14.66	$13.62	$12.40	$9.72

TOTAL RETURN	22.86%	25.81%	30.92%	(2.58)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$150,382	$69,980	$14,207	$97
Ratio of expenses to average net assets before expense reimbursement	0.48%	0.50%	0.51%	0.03%
Ratio of expenses to average net assets after expense reimbursement	0.48%	0.47%	0.48%	0.03%
Ratio of net investment income to average net assets after expense waiver and reimbursement	3.36%	3.88%	4.81%	0.51%
Portfolio turnover rate	244%	349%	317%	15%

(a)	The percentages shown for this period are not annualized.

(b)	Based on average shares outstanding.

262	2005 Annual Report
	TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

continued

	Real Estate Securities Fund

	Institutional Class

				For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (a)

	For the Years Ended September 30,

	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$13.50	$12.32	$9.72	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.52	0.53	0.59	0.05
Net realized and unrealized gain (loss) on total investments	2.47	2.48	2.37	(0.31)

Total gain (loss) from investment operations	2.99	3.01	2.96	(0.26)

Less distributions from:
Net investment income	(0.57)	(0.49)	(0.35)	(0.02)
Net realized gains	(1.46)	(1.34)	(0.01)	—

Total distributions	(2.03)	(1.83)	(0.36)	(0.02)

Net asset value, end of period	$14.46	$13.50	$12.32	$9.72

TOTAL RETURN	22.87%	26.30%	30.94%	(2.56)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$240,806	$156,193	$99,389	$97
Ratio of expenses to average net assets before expense reimbursement	0.17%	0.16%	0.18%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.17%	0.15%	0.15%	0.01%
Ratio of net investment income to average net assets after expense waiver and reimbursement	3.66%	4.12%	5.27%	0.53%
Portfolio turnover rate	244%	349%	317%	15%

	Real Estate Securities Fund

	Retail Class

				For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (a)

	For the Years Ended September 30,

	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$13.37	$12.22	$9.72	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.47	0.49	0.52	0.05
Net realized and unrealized gain (loss) on total investments	2.48	2.45	2.39	(0.31)

Total gain (loss) from investment operations	2.95	2.94	2.91	(0.26)

Less distributions from:
Net investment income	(0.51)	(0.45)	(0.40)	(0.02)
Net realized gains	(1.46)	(1.34)	(0.01)	—

Total distributions	(1.97)	(1.79)	(0.41)	(0.02)

Net asset value, end of period	$14.35	$13.37	$12.22	$9.72

TOTAL RETURN	22.89%	25.84%	30.66%	(2.59)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$160,218	$107,695	$52,603	$19,246
Ratio of expenses to average net assets before expense reimbursement	0.46%	0.50%	0.47%	0.03%
Ratio of expenses to average net assets after expense reimbursement	0.46%	0.45%	0.45%	0.03%
Ratio of net investment income to average net assets after expense waiver and reimbursement	3.37%	3.87%	4.80%	0.50%
Portfolio turnover rate	244%	349%	317%	15%

	2005 Annual Report	263
SEE NOTES TO FINANCIAL STATEMENTS	Institutional Class • TIAA-CREF Institutional Mutual Funds

Financial highlights	TIAA-CREF Institutional Mutual Funds

	Social Choice Equity Fund

	Retirement Class

	For the Years Ended September 30,

	2005	2004	2003(d)

SELECTED PER SHARE DATA
Net asset value, beginning of year	$9.08	$8.01	$6.41

Gain (loss) from investment operations:
Net investment income	0.14 (a)	0.10 (a)	0.09 (a)
Net realized and unrealized gain (loss) on total investments	1.17	1.00	1.54

Total gain (loss) from investment operations	1.31	1.10	1.63

Less distributions from:
Net investment income	(0.12)	(0.03)	(0.03)
Net realized gains	(0.04)	—	—

Total distributions	(0.16)	(0.03)	(0.03)

Net asset value, end of year	$10.23	$9.08	$8.01

TOTAL RETURN	14.41%	13.78%	25.42%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$50,855	$28,870	$8,936
Ratio of expenses to average net assets before expense waiver and reimbursement	0.44%	0.52%	0.48%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.44%	0.44%	0.43%
Ratio of net investment income to average net assets after expense waiver and reimbursement	1.46%	1.15%	1.16%
Portfolio turnover rate	17%	7%	28%

(a)	Based on average shares outstanding.

(d)	The Retirement Class commenced operations on October 1, 2002.

264	2005 Annual Report
	TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

continued

	Social Choice Equity Fund

	Institutional Class

	For the Years Ended September 30,

	2005	2004	2003	2002	2001

SELECTED PER SHARE DATA
Net asset value, beginning of year	$8.96	$7.96	$6.41	$8.03	$11.16

Gain (loss) from investment operations:
Net investment income	0.18 (a)	0.14 (a)	0.12 (a)	0.11 (a)	0.10
Net realized and unrealized gain (loss) on total investments	1.16	0.99	1.52	(1.64)	(2.94)

Total gain (loss) from investment operations	1.34	1.13	1.64	(1.53)	(2.84)

Less distributions from:
Net investment income	(0.13)	(0.13)	(0.09)	(0.09)	(0.11)
Net realized gains	(0.04)	—	—	—	(0.18)

Total distributions	(0.17)	(0.13)	(0.09)	(0.09)	(0.29)

Net asset value, end of year	$10.13	$8.96	$7.96	$6.41	$8.03

TOTAL RETURN	15.03%	14.23%	25.89%	(19.34)%	(25.99)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$114,491	$82,778	$50,790	$36,180	$26,460
Ratio of expenses to average net assets before expense waiver and reimbursement	0.10%	0.10%	0.13%	0.81%	0.97%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.10%	0.08%	0.08%	0.18%	0.18%
Ratio of net investment income to average net assets after expense waiver and reimbursement	1.87%	1.54%	1.65%	1.34%	1.12%
Portfolio turnover rate	17%	7%	28%	22%	5%

	2005 Annual Report	265
SEE NOTES TO FINANCIAL STATEMENTS	Institutional Class • TIAA-CREF Institutional Mutual Funds

Financial highlights	TIAA-CREF Institutional Mutual Funds

Bond Fund

Institutional Class

For the Years Ended September 30,

2005

SELECTED PER SHARE DATA
Net asset value, beginning of year	$10.29

Gain (loss) from investment operations:
Net investment income	0.42 (a)
Net realized and unrealized gain (loss) on total investments	(0.14)

Total gain (loss) from investment operations	0.28

Less distributions from:
Net investment income	(0.42)
Net realized gains	(0.04)
Return of capital	(0.01)

Total distributions	(0.47)

Net asset value, end of year	$10.10

TOTAL RETURN	2.86%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$1,455,931
Ratio of expenses to average net assets before expense waiver and reimbursement	0.14%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.14%
Ratio of net investment income to average net assets after expense waiver and reimbursement	4.10%
Portfolio turnover rate	274%

(a)	Based on average shares outstanding.

266	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

continued

	Bond Fund

	Institutional Class

	For the Years Ended September 30,

	2004	2003	2002	2001

SELECTED PER SHARE DATA
Net asset value, beginning of year	$10.81	$10.72	$10.58	$10.04

Gain (loss) from investment operations:
Net investment income	0.41 (a)	0.44 (a)	0.52 (a)	0.61
Net realized and unrealized gain (loss) on total investments	(0.06)	0.17	0.33	0.67

Total gain (loss) from investment operations	0.35	0.61	0.85	1.28

Less distributions from:
Net investment income	(0.42)	(0.44)	(0.52)	(0.61)
Net realized gains	(0.45)	(0.08)	(0.19)	(0.13)
Return of capital	—	—	—	—

Total distributions	(0.87)	(0.52)	(0.71)	(0.74)

Net asset value, end of year	$10.29	$10.81	$10.72	$10.58

TOTAL RETURN	3.46%	5.84%	8.52%	13.21%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$931,386	$1,429,288	$1,170,560	$304,541
Ratio of expenses to average net assets before expense waiver and reimbursement	0.14%	0.14%	0.24%	0.30%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.14%	0.14%	0.19%	0.19%
Ratio of net investment income to average net assets after expense waiver and reimbursement	3.94%	4.08%	5.16%	5.99%
Portfolio turnover rate	90%	169%	181%	267%

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	267

Financial highlights	TIAA-CREF Institutional Mutual Funds

	Inflation-Linked Bond Fund

	Institutional Class

	For the Years Ended September 30,

	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.75	$10.51	$10.12

Gain (loss) from investment operations:
Net investment income (b)	0.43	0.45	0.37
Net realized and unrealized gain (loss) on total investments	0.12	0.30	0.31

Total gain (loss) from investment operations	0.55	0.75	0.68

Less distributions from:
Net investment income	(0.46)	(0.42)	(0.29)
Net realized gains	(0.15)	(0.09)	—

Total distributions	(0.61)	(0.51)	(0.29)

Net asset value, end of period	$10.69	$10.75	$10.51

TOTAL RETURN	5.19%	7.36%	6.82%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$325,636	$382,305	$223,138
Ratio of expenses to average net assets before expense reimbursement	0.14%	0.15%	0.15%
Ratio of expenses to average net assets after expense reimbursement	0.14%	0.14%	0.14%
Ratio of net investment income to average net assets after expense waiver and reimbursement	3.97%	4.27%	3.56%
Portfolio turnover rate	239%	151%	210%

(a)	The percentages shown for this period are not annualized.

(b)	Based on average shares outstanding.

268	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

continued

	Inflation-Linked Bond Fund

	Institutional Class	Retail Class

	For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (a)				For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (a)

		For the Years Ended September 30,

		2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00	$10.63	$10.39	$10.12	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.02	0.43	0.49	0.40	0.02
Net realized and unrealized gain (loss) on total investments	0.12	0.11	0.24	0.26	0.12

Total gain (loss) from investment operations	0.14	0.54	0.73	0.66	0.14

Less distributions from:
Net investment income	(0.02)	(0.48)	(0.40)	(0.39)	(0.02)
Net realized gains	—	(0.15)	(0.09)	—	—

Total distributions	(0.02)	(0.63)	(0.49)	(0.39)	(0.02)

Net asset value, end of period	$10.12	$10.54	$10.63	$10.39	$10.12

TOTAL RETURN	1.37%	5.14%	7.20%	6.64%	1.36%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$101	$70,277	$95,536	$20,193	$22,172
Ratio of expenses to average net assets before expense reimbursement	0.01%	0.30%	0.33%	0.31%	0.02%
Ratio of expenses to average net assets after expense reimbursement	0.01%	0.30%	0.30%	0.30%	0.02%
Ratio of net investment income to average net assets after expense waiver and reimbursement	0.23%	4.04%	4.67%	3.93%	0.22%
Portfolio turnover rate	0%	239%	151%	210%	0%

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	269

Financial highlights	TIAA-CREF Institutional Mutual Funds

Money Market Fund

Institutional Class

For the Years Ended September 30,

2005

SELECTED PER SHARE DATA
Net asset value, beginning of year	$1.00

Gain from investment operations:
Net investment income (a)	0.03

Total gain from investment operations	0.03

Less distributions from:
Net investment income	(0.03)

Total distributions	(0.03)

Net asset value, end of year	$1.00

TOTAL RETURN	2.68%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$200,545
Ratio of expenses to average net assets before expense waiver and reimbursement	0.09%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.09%
Ratio of net investment income to average net assets after expense waiver and reimbursement	2.65%

(a)	Based on average shares outstanding.

270	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

continued

	Money Market Fund

	Institutional Class

	For the Years Ended September 30,

	2004	2003	2002	2001

SELECTED PER SHARE DATA
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00

Gain from investment operations:
Net investment income (a)	0.01	0.01	0.02	0.05

Total gain from investment operations	0.01	0.01	0.02	0.05

Less distributions from:
Net investment income	(0.01)	(0.01)	(0.02)	(0.05)

Total distributions	(0.01)	(0.01)	(0.02)	(0.05)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00

TOTAL RETURN	1.10%	1.27%	1.89%	5.16%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$179,775	$175,247	$188,394	$35,037
Ratio of expenses to average net assets before expense waiver and reimbursement	0.09%	0.10%	0.28%	0.94%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.09%	0.09%	0.16%	0.16%
Ratio of net investment income to average net assets after expense waiver and reimbursement	1.10%	1.27%	1.71%	4.91%

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	271

Notes to financial statements

Note 1—significant accounting policies

TIAA-CREF Institutional Mutual Funds (the “Funds” or individually, the “Fund”) is a Delaware statutory trust that was organized on April 15, 1999 and is registered with the Securities and Exchange Commission (“Commission”) under the Investment Company Act of 1940 as an open-end investment company. The Funds currently consist of thirty series. The Growth Equity, Growth & Income, International Equity, Equity Index, Social Choice Equity, Bond and Money Market Funds commenced operations on June 14, 1999 with a seed money investment by Teachers Insurance and Annuity Association of America (“TIAA”). Another sixteen Funds commenced operations on September 4, 2002 with a seed money investment by TIAA. In addition, the Growth & Income, International Equity, and Social Choice Equity Funds opened a Retirement Class on October 1, 2002 with a $100,000 seed money investment in each class by TIAA. The remaining seven Funds labeled TIAA-CREF Lifecycle Funds commenced operations on October 4, 2004 with a seed money investment by TIAA. These Lifecycle Funds are reported under separate cover. At September 30, 2005, TIAA had remaining seed money investment in the Funds as follows:

	Value of TIAA’s seed money investment at September 30, 2005

Fund	Retirement Class	Institutional Class	Retail Class	Total

Large-Cap Growth Index	$138,243	$776,868	$—	$915,111
Large-Cap Value Index	159,545	—	—	159,545
Mid-Cap Growth Index	179,563	27,295,014	—	27,474,577
Mid-Cap Value Index	186,754	42,516,265	—	42,703,019
Mid-Cap Blend Index	185,106	14,823,583	—	15,008,689
Small-Cap Growth Index	180,849	73,671,806	—	73,852,655
Small-Cap Value Index	179,092	65,368,841	—	65,547,933
Small-Cap Blend Index	175,523	17,924,327	—	18,099,850
International Equity Index	175,770	10,362,476	—	10,538,246
Real Estate Securities	193,532	194,238	15,505,722	15,893,492

The Funds offer their shares, without a sales load, through their principal underwriter, Teachers Personal Investors Services, Inc. (“TPIS”), which is a wholly-owned subsidiary of TIAA. The Funds offer up to three share classes, although any one Fund may not necessarily offer all three classes. The Retirement Class shares are offered exclusively through accounts established by employers, or the trustees of plans sponsored by employers, with TIAA-CREF Individual and Institutional Services, LLC (“Services”), a broker-dealer affiliate of TIAA, in connection with certain employee benefit plans. The Institutional Class shares are offered to certain intermediaries affiliated with TIAA, such as TIAA-CREF Trust Company, Federal Savings Bank, or other persons, such as state-sponsored tuition saving plans, who have entered into a contract with an affiliate of TIAA. The Retail Class shares are offered directly to the investing public. TPIS is registered with the Commission as a broker-dealer and is a member of the National Association of

272	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Institutional Class

Notes to financial statements	continued

Securities Dealers, Inc. Teachers Advisors Inc. (“Advisors”), a wholly-owned subsidiary of TIAA, which is registered with the Commission as an investment adviser, provides investment management services for the Funds.

The accompanying financial statements were prepared in accordance with U.S. generally accepted accounting principles which may require the use of estimates made by management. Actual results may differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Funds.

Valuation of investments: Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. Net asset value of Underlying Funds is calculated as of the close of business of the New York Stock Exchange (generally 4:00 pm Eastern Time). The market value of the Underlying Funds is based on their net asset values as of the close of business on the valuation date. Debt securities will generally be valued using prices provided by a pricing service which may employ various indications of value including but not limited to broker-dealer quotations. Certain debt securities, other than money market instruments, are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). Money market instruments (other than those in the Money Market Fund), with maturities of one year or less, are valued in the same manner as debt securities or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other. For the Money Market Fund, all of its investments are valued using the amortized cost method. Investments in other registered investment companies are valued at their net asset value. Foreign investments are valued at the closing values of such securities as of the date of valuation under the generally accepted valuation method in the country where traded, converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. Stock and bond index futures and options, which are traded on commodities exchanges, are valued at the last sales price as of the close of such commodities exchanges.

Portfolio securities for which market quotations are not readily available are valued at fair value, as determined in good faith under the direction of the Board of Trustees. Portfolio securities may also be valued at fair value as determined in good faith under the direction of the Board of Trustees if events materially affecting their value occur between the time their price is determined and the time a Fund’s net asset value is calculated. The fair value of securities may be determined with the assistance of a pricing service, which attempts to calculate a fair value for securities based on numerous factors including correlations of a security’s price with securities indices and other appropriate indicators, such as ADR’s and futures contracts. Other factors may also be considered in determining fair value, such as fundamental analytical data, market and trading trends, and public trading of similar securities of the issuer or comparable issuers.

2005 Annual Report	273
Institutional Class • TIAA-CREF Institutional Mutual Funds

Notes to financial statements	continued

Trading in securities on most foreign exchanges and over the counter markets is normally completed before the close of the domestic stock market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net assets are calculated, such securities may be valued at fair value in accordance with procedures adopted by the Board of Trustees. TIAA-CREF has retained an independent fair value pricing service to assist in the fair valuation process for Funds that primarily invest in international securities.

Accounting for investments: Securities transactions and investments in Underlying Funds are accounted for as of the trade date. Interest income is recorded as earned and includes amortization of discounts and premiums. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, as soon thereafter as the Funds are informed of the ex-dividend date. Realized gains and losses on securities transactions are based upon the specific identification method for both financial statement and federal income tax purposes.

Accounting for Real Estate Investments Trusts: The Funds may own shares of Real Estate Investment Trusts (“REITS”). The Real Estate Securities Fund invests a substantial portion of its assets in such REITS; therefore it may be more affected by economic developments in the real estate industry than would a general equity fund.

REITS report information on the source of their distributions once per year, in January. Such distributions may include one or more of the following components: ordinary income, long-term capital gains or a return of capital. Because the components of such distributions are not reported by the REITS until well after the Funds’ fiscal year-end, an assumption is made during the fiscal year to classify all such distributions temporarily as ordinary income. Once the actual components are determined, an adjustment is made to properly reclassify the distributions into their correct categories. For such distributions which represent a return of capital, a reduction is recorded to the cost basis of the individual REITS. Effective for the current fiscal year, the funds have estimated what the components of these REITS distributions are, and have reflected these amounts accordingly in the financial statements.

Dollar roll transactions: The Funds may enter into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund’s policy is to record the component of dollar rolls using “to be announced’’ mortgage-backed securities as purchase and sale transactions. Any difference between the purchase and sale price is recorded as a realized gain or loss on the trade date of the sale transaction. At the time a Fund enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its dollar roll commitments. In addition, the Funds may receive compensation that is recorded as deferred income and amortized to income over the roll period. The counterparty

274	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Institutional Class

Notes to financial statements	continued

receives all principal and interest payments, including prepayments, made in respect of a security subject to such a contract while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The Funds engage in dollar rolls for the purpose of enhancing their yields, principally by earning a negotiated fee.

Foreign currency transactions and translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of securities, income receipts and expense payments made in foreign currencies are translated into U.S. dollars at the exchange rates prevailing on the respective dates of the transactions. The effects of changes in foreign currency exchange rates on portfolio investments are included in the net realized and unrealized gains and losses on investments. Net realized gains and losses on foreign currency transactions include maturities of forward foreign currency contracts, disposition of foreign currencies, and currency gains and losses between the accrual and receipt dates of portfolio investment income and between the trade and settlement dates of portfolio investment transactions.

Forward foreign currency contracts: The Funds may use forward foreign currency contracts to facilitate transactions in securities denominated in foreign currencies. Such contracts are entered into directly with a counterparty and are “marked-to-market” at the end of each day’s trading. The Funds are also exposed to credit risk associated with counterparty nonperformance on these forward foreign currency contracts which is typically limited to the unrealized gain on each open contract.

Forward foreign currency contracts will be used primarily to protect the Funds from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of assets and liabilities. In addition, the Funds could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of assets and liabilities.

Futures contracts: The Funds may use futures contracts to manage exposure to the equity markets or for cash management purposes to remain highly invested in the equity markets while minimizing transaction costs. Buying futures contracts tends to increase exposure to the underlying instrument/index, while selling futures

2005 Annual Report	275
Institutional Class • TIAA-CREF Institutional Mutual Funds

Notes to financial statements	continued

contracts tends to decrease exposure to the underlying instrument/index or hedge other investments. Initial margin deposits are made upon entering into a futures contract and variation margin payments are made or received reflecting changes in the value of the futures contracts. Futures contracts are valued at the last sales price as of the close of the board of trade or exchange on which they are traded. Daily changes in the value of such contracts are reflected in net unrealized gains and losses. Gains or losses are realized upon the expiration or closing of the futures contracts, or if the counterparties do not perform in accordance with contractual provisions.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Securities purchased on a when-issued or delayed-delivery basis: The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. Credit risks exist on these commitments to the extent of any unrealized gains on the underlying securities purchased and any unrealized losses on the underlying securities sold. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. In addition to the normal credit and market risks, transactions with delayed settlement dates may expose the Funds to greater risk that such transactions may not be consummated.

Treasury Inflation-Protected Securities: The Bond Fund and Inflation-Linked Bond Fund invest in Treasury Inflation-Protected Securities (“TIPS”), specially structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index (“CPI”). The adjustments for interest income due to inflation are reflected in interest income in the Statements of operations. TIPS are backed by the full faith and credit of the U.S. Government. TIPS are subject to interest rate risk. However, because TIPS have better price protection through inflation adjustments, they tend to perform well in a rising rate environment if rates increase due to inflation.

Restricted securities: Restricted securities held by the Funds, if any, may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in securities which are widely held and publicly traded.

Distributions to shareholders:Distributions from net investment income, if any, are declared and paid annually for each of the Funds, except for the Growth & Income,

276	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Institutional Class

Notes to financial statements	continued

Real Estate Securities, and the Inflation-Linked Bond Funds where distributions are declared and paid quarterly; for the Bond Fund where distributions are declared and paid monthly; and for the Money Market Fund where distributions are declared daily and paid monthly. Distributions from realized gains, if any, are declared and paid annually for each of the Funds. Accumulated undistributed net investment income and accumulated undistributed net realized gain (loss) on total investments may include temporary and permanent book and tax differences. Temporary differences will reverse in subsequent periods and are generally due to differing book and tax treatments for the timing and recognition of gains and losses on securities, forwards, and futures, including Post October losses. Permanent differences will result in reclassifications among the respective components of net assets and are generally due to REIT adjustments, foreign currency transactions, distribution reclass, and gains on certain equity securities designated and issued by “passive foreign investment companies”.

Income taxes: The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code (“Code”) and will not be subject to income taxes to the extent that they distribute substantially all taxable income each year and comply with various other Code requirements.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to a Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended September 30, 2005, permanent book and tax differences resulting primarily from differing treatments for foreign currency transactions, dividend reclassifications, gains and losses on redemptions in-kind, and gains and losses from the sale of stock in passive foreign investment companies were identified and reclassified among the components of the Funds’ net assets. Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by these reclassifications.

Foreign Taxes: The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.

Allocation of income and expenses: Expenses directly attributable to a Fund are charged to that Fund. Expenses directly attributable to a particular class are charged directly to that class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based on the proportion of net assets of each class calculated each day.

2005 Annual Report	277
Institutional Class • TIAA-CREF Institutional Mutual Funds

Notes to financial statements	continued

Indemnification: In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Also, under the Funds’ Trust organizational documents, the Trustees and Officers of the TIAA-CREF Institutional Mutual Funds are indemnified against certain liabilities that may arise out of their duties to the TIAA-CREF Institutional Mutual Funds. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be minimal.

278	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Institutional Class

Notes to financial statements	continued

Note 2—management agreement

Under the terms of an Investment Management Agreement, each Fund pays Advisors a monthly fee for the management of the Fund’s net assets, based on the average daily net assets of each Fund. Under the terms of a Service Agreement, each Fund Class pays Advisors a monthly fee based on the average daily net assets of each Fund Class for providing transfer agency, accounting and administration services. Various other expenses (including custody, audit, regulatory and trustee fees) are borne directly by the Funds/Classes. Advisors has voluntarily agreed to partially reimburse the Funds for the various other expenses. The total reimbursement to the Funds for the year ended September 30, 2005 was $23,000. Advisors will receive the following annual percentages of each Fund’s / Classes’ average daily net assets for investment management and service agreement fees:

	Investment Management Fee		Service Agreement Fee

Fund	All Classes	Retirement Class	Institutional Class	Retail Class

Growth Equity	0.08%	—	0.04%	—
Growth & Income	0.08%	0.34%	0.04%	—
International Equity	0.09%	0.34%	0.03%	—
Large-Cap Value	0.08%	0.34%	0.04%	0.33%
Mid-Cap Growth	0.08%	0.34%	0.04%	0.33%
Mid-Cap Value	0.08%	0.34%	0.04%	0.33%
Small-Cap Equity	0.08%	0.34%	0.04%	0.19%
Large-Cap Growth Index	0.04%	0.34%	0.02%	—
Large-Cap Value Index	0.04%	0.34%	0.02%	—
Equity Index	0.04%	—	0.02%	—
S&P 500 Index	0.04%	0.34%	0.02%	—
Mid-Cap Growth Index	0.04%	0.34%	0.02%	—
Mid-Cap Value Index	0.04%	0.34%	0.02%	—
Mid-Cap Blend Index	0.04%	0.34%	0.02%	—
Small-Cap Growth Index	0.04%	0.34%	0.02%	—
Small-Cap Value Index	0.04%	0.34%	0.02%	—
Small-Cap Blend Index	0.04%	0.34%	0.02%	—
International Equity Index	0.04%	0.34%	0.03%	—
Real Estate Securities	0.09%	0.34%	0.04%	0.33%
Social Choice Equity	0.04%	0.34%	0.02%	—
Bond	0.08%	—	0.04%	—
Inflation-Linked Bond	0.09%	—	0.03%	0.18%
Money Market	0.04%	—	0.03%	—

2005 Annual Report	279
Institutional Class • TIAA-CREF Institutional Mutual Funds

Notes to financial statements	continued

To limit the Funds’/Classes’ expenses, Advisors has agreed to reimburse the Funds if other expenses, as described above, exceed the percentages listed below.

Fund	Retirement Class	Institutional Class	Retail Class

Growth Equity	—	0.14%	—
Growth & Income	0.44%	0.14%	—
International Equity	0.55%	0.20%	—
Large-Cap Value	0.48%	0.14%	0.44%
Mid-Cap Growth	0.48%	0.15%	0.44%
Mid-Cap Value	0.48%	0.15%	0.44%
Small-Cap Equity	0.48%	0.15%	0.30%
Large-Cap Growth Index	0.42%	0.08%	—
Large-Cap Value Index	0.44%	0.08%	—
Equity Index	—	0.08%	—
S&P 500 Index	0.44%	0.08%	—
Mid-Cap Growth Index	0.44%	0.08%	—
Mid-Cap Value Index	0.44%	0.08%	—
Mid-Cap Blend Index	0.44%	0.08%	—
Small-Cap Growth Index	0.44%	0.08%	—
Small-Cap Value Index	0.44%	0.08%	—
Small-Cap Blend Index	0.44%	0.08%	—
International Equity Index	0.50%	0.15%	—
Real Estate Securities	0.47%	0.16%	0.45%
Social Choice Equity	0.44%	0.10%	—
Bond	—	0.14%	—
Inflation-Linked Bond	—	0.14%	0.30%
Money Market	—	0.09%	—

Total investment management fees incurred and expense reimbursements for each Fund for the year ended September 30, 2005 are reflected in the Statements of operations.

280	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Institutional Class

Notes to financial statements	continued

Note 3—investments

At September 30, 2005, net unrealized appreciation (depreciation) of portfolio investments, consisting of gross unrealized appreciation and gross unrealized depreciation, was as follows:

Fund	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)

Growth Equity	$12,357,035	$(4,014,497)	$8,342,538
Growth & Income	18,333,984	(3,854,027)	14,479,957
International Equity	139,237,711	(4,272,976)	134,964,735
Large-Cap Value	49,923,619	(16,567,292)	33,356,327
Mid-Cap Growth	33,651,329	(2,994,955)	30,656,374
Mid-Cap Value	46,516,826	(9,571,654)	36,945,172
Small-Cap Equity	34,520,055	(12,110,245)	22,409,810
Large-Cap Growth Index	39,702,773	(13,882,175)	25,820,598
Large-Cap Value Index	55,495,291	(8,812,706)	46,682,585
Equity Index	165,932,766	(13,360,152)	152,572,614
S&P 500 Index	67,867,985	(14,013,634)	53,854,351
Mid-Cap Growth Index	8,289,683	(479,657)	7,810,026
Mid-Cap Value Index	11,401,741	(593,187)	10,808,554
Mid-Cap Blend Index	20,406,905	(912,678)	19,494,227
Small-Cap Growth Index	20,577,816	(3,089,197)	17,488,619
Small-Cap Value Index	14,842,318	(2,931,383)	11,910,935
Small-Cap Blend Index	39,320,107	(6,394,613)	32,925,494
International Equity Index	46,739,185	(1,104,254)	45,634,931
Real Estate Securities	41,469,279	(21,542,726)	19,926,553
Social Choice Equity	26,117,993	(6,699,463)	19,418,530
Bond	6,289,293	(13,614,368)	(7,325,075)
Inflation-Linked Bond	6,807,312	(409,072)	6,398,240

At September 30, 2005, the S&P 500 Index Fund held the following open futures contracts:

	Number of Contracts	Market Value	Expiration Date	Unrealized Gain

E-mini S&P 500 Index	39	$2,406,885	December 2005	$16,967

2005 Annual Report	281
Institutional Class • TIAA-CREF Institutional Mutual Funds

Notes to financial statements	continued

Purchases and sales of securities, other than short-term money market instruments, for the Funds, other than the Money Market Fund, for the year ended September 30, 2005, were as follows:

Fund	Non-Government Purchases	Government Purchases	Non-Government Sales	Government Sales

Growth Equity	$132,917,713	$—	$120,842,942	$—
Growth & Income	945,358,103	—	1,451,710,562	—
International Equity	1,228,562,031	—	1,101,025,580	—
Large-Cap Value	742,593,573	—	472,363,189	—
Mid-Cap Growth	243,641,493	—	191,006,338	—
Mid-Cap Value	485,674,939	—	292,835,923	—
Small-Cap Equity	917,257,575	—	821,646,338	—
Large-Cap Growth Index	587,333,313	—	177,544,356	—
Large-Cap Value Index	453,548,389	—	195,415,518	—
Equity Index	162,306,846	—	398,733,773	—
S&P 500 Index	525,977,331	—	162,202,505	—
Mid-Cap Growth Index	11,349,093	—	11,271,844	—
Mid-Cap Value Index	19,836,194	—	18,258,260	—
Mid-Cap Blend Index	32,256,147	—	23,972,497	—
Small-Cap Growth Index	50,351,337	—	50,337,814	—
Small-Cap Value Index	41,539,475	—	41,327,312	—
Small-Cap Blend Index	96,898,931	—	90,973,026	—
International Equity Index	178,237,746	—	44,862,610	—
Real Estate Securities	1,275,430,679	—	1,124,002,686	—
Social Choice Equity	61,352,192	—	23,404,734	—
Bond	297,692,612	3,095,758,790	215,682,216	2,648,362,519
Inflation-Linked Bond	—	1,052,027,063	—	1,131,621,864

Note 4—trustee fees

Each Fund pays the Trustees who are not also officers or affiliated persons of the Funds, certain remuneration for their services, plus travel and other expenses incurred in attending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their services as Trustees of the Funds. Trustees fees incurred for each Fund for the year ended September 30, 2005 are reflected in the Statements of operations.

282	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Institutional Class

Notes to financial statements	continued

Note 5—shareholder transactions

	Growth Equity Fund

	For the Years Ended September 30,

	2005		2004

	Amount	Shares	Amount	Shares

Institutional Class:
Subscriptions	$111,473,200	16,998,261	$40,309,361	6,268,706
Reinvestment of distributions	903,312	132,256	553,000	85,604
Exchanges	—	—	(28,092)	(4,352)
Redemptions	(100,556,737)	(15,241,574)	(49,416,094)	(7,655,640)

Net increase (decrease)	$11,819,775	1,888,943	$(8,581,825)	(1,305,682)

	Growth & Income Fund

	For the Years Ended September 30,

	2005		2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$22,734,164	2,598,079	$28,381,591	3,475,963
Reinvestment of distributions	660,128	74,722	258,069	31,374
Redemptions	(5,470,959)	(626,083)	(1,609,115)	(196,803)

Net increase	$17,923,333	2,046,718	$27,030,545	3,310,534

Institutional Class:
Subscriptions	$93,344,328	10,859,994	$220,573,422	27,168,987
Reinvestment of distributions	7,110,503	811,965	7,852,376	958,729
Exchanges	—	—	(77,499)	(9,481)
Redemptions	(636,186,203)	(73,122,791)	(161,390,654)	(19,689,627)

Net increase (decrease)	$(535,731,372)	(61,450,832)	$66,957,645	8,428,608

2005 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	283

Notes to financial statements	continued

	International Equity Fund

	For the Years Ended September 30,

	2005		2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$296,937,957	26,038,903	$108,024,691	10,632,008
Reinvestment of distributions	6,914,417	618,463	37,317	3,721
Redemptions	(174,286,674)	(15,360,612)	(44,281,225)	(4,394,421)

Net increase	$129,565,700	11,296,754	$63,780,783	6,241,308

Institutional Class:
Subscriptions	$136,433,565	12,424,470	$168,837,193	16,812,059
Reinvestment of distributions	31,946,874	2,928,208	5,524,078	563,107
Exchanges	—	—	(70,883)	(6,903)
Redemptions	(132,427,540)	(11,862,378)	(93,566,039)	(9,168,654)

Net increase	$35,952,899	3,490,300	$80,724,349	8,199,609

	Large-Cap Value Fund

	For the Years Ended September 30,

	2005		2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$103,818,818	7,354,612	$68,330,772	5,240,334
Reinvestment of distributions	7,925,237	560,087	1,106,174	87,514
Redemptions	(28,844,323)	(2,062,116)	(13,452,140)	(1,019,498)

Net increase	$82,899,732	5,852,583	$55,984,806	4,308,350

Institutional Class:
Subscriptions	$191,686,040	13,607,505	$15,538,789	1,205,912
Reinvestment of distributions	466,404	33,102	102,938	8,169
Redemptions	(13,519,934)	(945,607)	(2,053,631)	(159,014)

Net increase	$178,632,510	12,695,000	$13,588,096	1,055,067

Retail Class:
Subscriptions	$27,988,725	2,017,928	$17,697,831	1,384,632
Reinvestment of distributions	12,711,732	915,641	5,581,846	447,090
Exchanges	(65,133)	11,747	17,068,267	1,298,327
Redemptions	(17,373,970)	(1,245,818)	(2,447,926)	(186,815)

Net increase	$23,261,354	1,699,498	$37,900,018	2,943,234

284	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Notes to financial statements	continued

	Mid-Cap Growth Fund

	For the Years Ended September 30,

	2005		2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$59,233,206	3,736,241	$68,219,765	4,699,551
Reinvestment of distributions	3,722,900	238,189	1,648,689	116,350
Redemptions	(21,683,798)	(1,400,685)	(21,682,610)	(1,540,986)

Net increase	$41,272,308	2,573,745	$48,185,844	3,274,915

Institutional Class:
Subscriptions	$15,431,427	1,005,426	$2,203,613	153,729
Reinvestment of distributions	79,187	5,041	27,672	1,949
Redemptions	(718,412)	(44,915)	(619,865)	(42,965)

Net increase	$14,792,202	965,552	$1,611,420	112,713

Retail Class:
Subscriptions	$11,738,966	746,155	$25,836,844	1,792,547
Reinvestment of distributions	2,150,315	137,354	1,221,595	86,257
Exchanges	(1,802,230)	(131,632)	3,359,516	219,016
Redemptions	(7,175,377)	(460,075)	(5,501,760)	(385,710)

Net increase	$4,911,674	291,802	$24,916,195	1,712,110

	Mid-Cap Value Fund

	For the Years Ended September 30,

	2005		2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$182,145,839	11,155,103	$84,790,753	6,129,080
Reinvestment of distributions	6,496,574	404,771	1,210,066	90,506
Redemptions	(45,378,248)	(2,773,916)	(15,524,190)	(1,114,591)

Net increase	$143,264,165	8,785,958	$70,476,629	5,104,995

Institutional Class:
Subscriptions	$16,133,113	1,021,024	$3,895,131	283,019
Reinvestment of distributions	144,605	9,004	76,386	5,705
Redemptions	(1,880,221)	(114,607)	(910,938)	(65,191)

Net increase	$14,397,497	915,421	$3,060,579	223,533

Retail Class:
Subscriptions	$26,815,357	1,660,612	$17,732,643	1,297,543
Reinvestment of distributions	2,506,619	157,928	780,846	58,936
Exchanges	21,876,420	1,352,186	13,250,783	965,460
Redemptions	(8,433,887)	(517,793)	(3,601,360)	(260,782)

Net increase	$42,764,509	2,652,933	$28,162,912	2,061,157

2005 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	285

Notes to financial statements	continued

	Small-Cap Equity Fund

	For the Years Ended September 30,

	2005		2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$92,631,208	6,139,144	$121,058,196	8,589,669
Reinvestment of distributions	7,697,878	497,600	3,788,891	277,371
Redemptions	(59,389,422)	(3,989,673)	(40,007,801)	(2,966,741)

Net increase	$40,939,664	2,647,071	$84,839,286	5,900,299

Institutional Class:
Subscriptions	$68,311,360	4,602,201	$28,588,554	2,055,677
Reinvestment of distributions	1,789,247	114,990	1,168,635	85,239
Redemptions	(8,156,759)	(532,333)	(6,032,530)	(435,171)

Net increase	$61,943,848	4,184,858	$23,724,659	1,705,745

Retail Class:
Subscriptions	$12,337,091	825,853	$22,421,679	1,608,422
Reinvestment of distributions	3,493,722	226,920	2,869,958	211,013
Exchanges	(3,808,935)	(260,863)	9,837,058	676,736
Redemptions	(9,084,765)	(606,149)	(4,808,606)	(346,917)

Net increase	$2,937,113	185,761	$30,320,089	2,149,254

	Large-Cap Growth Index Fund

	For the Years Ended September 30,

	2005		2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$7,621,775	685,062	$19,143,418	1,794,112
Reinvestment of distributions	444,980	39,484	33,376	3,070
Redemptions	(5,705,775)	(514,075)	(780,082)	(71,150)

Net increase	$2,360,980	210,471	$18,396,712	1,726,032

Institutional Class:
Seed money redemptions	$(4,881,000)	(448,092)	$(25,437,000)	(2,314,112)
Subscriptions	465,928,373	43,206,306	27,693,155	2,519,403
Reinvestment of distributions	753,429	67,815	5,145,089	478,168
Exchanges	—	—	24,311	2,274
Redemptions	(55,413,800)	(5,214,628)	(2,736,597)	(250,524)

Net increase	$406,387,002	37,611,401	$4,688,958	435,209

286	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Notes to financial statements	continued

	Large-Cap Value Index Fund

	For the Years Ended September 30,

	2005		2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$611,689	43,621	$20,330	1,626
Reinvestment of distributions	12,807	929	7,756	625
Redemptions	(87,388)	(6,283)	(14,038)	(1,135)

Net increase	$537,108	38,267	$14,048	1,116

Institutional Class:
Seed money redemptions	$—	—	$(20,743,148)	(1,676,341)
Subscriptions	327,406,904	24,010,889	76,547,326	6,065,149
Reinvestment of distributions	6,668,431	485,327	4,531,554	366,927
Exchanges	—	—	4,049	324
Redemptions	(75,556,554)	(5,516,597)	(21,321,969)	(1,671,018)

Net increase	$258,518,781	18,979,619	$39,017,812	3,085,041

	Equity Index Fund

	For the Years Ended September 30,

	2005		2004

	Amount	Shares	Amount	Shares

Institutional Class:
Subscriptions	$261,479,146	27,731,773	$331,159,781	37,893,213
Reinvestment of distributions	11,064,982	1,152,597	19,868,882	2,283,780
Exchanges	—	—	(7,879)	(886)
Redemptions	(513,009,990)	(54,732,933)	(1,047,747,818)	(121,467,726)

Net increase (decrease)	$(240,465,862)	(25,848,563)	$(696,727,034)	(81,291,619)

2005 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	287

Notes to financial statements	continued

	S&P 500 Index Fund

	For the Years Ended September 30,

	2005		2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$118,343,960	8,679,127	$52,420,025	4,094,161
Reinvestment of distributions	1,834,726	133,241	100,603	7,878
Redemptions	(82,543,539)	(6,059,986)	(12,628,716)	(980,532)

Net increase	$37,635,147	2,752,382	$39,891,912	3,121,507

Institutional Class:
Seed money redemptions	$—	—	$(29,559,528)	(2,352,318)
Subscriptions	358,639,136	26,700,377	139,310,526	10,908,280
Reinvestment of distributions	4,499,272	327,935	963,580	75,813
Exchanges	—	—	66,317	5,201
Redemptions	(34,966,701)	(2,570,614)	(31,221,387)	(2,398,074)

Net increase	$328,171,707	24,457,698	$79,559,508	6,238,902

	Mid-Cap Growth Index Fund

	For the Years Ended September 30,

	2005		2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$23,264	1,688	$63,339	4,734
Reinvestment of distributions	36,767	2,781	42,267	3,325
Redemptions	(1,477)	(116)	(62,524)	(4,770)

Net increase	$58,554	4,353	$43,082	3,289

Institutional Class:
Seed money redemptions	$(339,000)	(24,689)	$(1,036,000)	(76,608)
Subscriptions	907,500	65,311	758,554	56,618
Reinvestment of distributions	2,371,673	179,129	2,855,448	224,837
Redemptions	(386,027)	(29,005)	(49,390)	(3,683)

Net increase	$2,554,146	190,746	$2,528,612	201,164

288	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Notes to financial statements	continued

	Mid-Cap Value Index Fund

	For the Years Ended September 30,

	2005		2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$38,173	2,434	$(98,292)	(9,129)
Reinvestment of distributions	18,676	1,257	5,967	456
Redemptions	(4,332)	(276)	(45,274)	(3,381)

Net increase (decrease)	$52,517	3,415	$(137,599)	(12,054)

Institutional Class:
Seed money redemptions	$(571,000)	(37,750)	$(1,315,000)	(100,110)
Subscriptions	2,186,700	138,579	1,206,302	91,522
Reinvestment of distributions	2,974,868	200,328	1,298,757	99,445
Redemptions	(584,057)	(37,232)	(120,662)	(8,049)

Net increase	$4,006,511	263,925	$1,069,397	82,808

	Mid-Cap Blend Index Fund

	For the Years Ended September 30,

	2005		2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$5,807,644	376,944	$318,447	23,241
Reinvestment of distributions	50,992	3,320	13,405	985
Redemptions	(701,703)	(44,420)	(77,609)	(5,540)

Net increase	$5,156,933	335,844	$254,243	18,686

Institutional Class:
Seed money redemptions	$(2,371,000)	(156,279)	$(14,273,000)	(1,032,462)
Subscriptions	13,929,938	891,425	19,795,536	1,435,893
Reinvestment of distributions	845,737	55,349	893,355	65,882
Redemptions	(6,542,724)	(417,419)	(2,701,943)	(194,990)

Net increase	$5,861,951	373,076	$3,713,948	274,323

2005 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	289

Notes to financial statements	continued

	Small-Cap Growth Index Fund

	For the Years Ended September 30,

	2005		2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$13,316,812	918,606	$7,186,412	502,522
Reinvestment of distributions	42,048	2,803	11,170	789
Redemptions	(12,060,023)	(832,749)	(7,121,546)	(497,553)

Net increase	$1,298,837	88,660	$76,036	5,758

Institutional Class:
Seed money redemptions	$(50,000)	(3,294)	$(2,289,000)	(161,180)
Subscriptions	325,850	23,437	416,910	28,879
Reinvestment of distributions	8,157,474	572,053	3,691,303	260,869
Redemptions	(528,119)	(38,175)	(259,642)	(17,892)

Net increase	$7,905,205	554,021	$1,559,571	110,676

	Small-Cap Value Index Fund

	For the Years Ended September 30,

	2005		2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$8,446,457	603,195	$3,374,985	250,877
Reinvestment of distributions	94,383	6,756	12,267	930
Redemptions	(6,857,454)	(493,128)	(3,309,618)	(246,032)

Net increase	$1,683,386	116,823	$77,634	5,775

Institutional Class:
Seed money redemptions	$(1,310,000)	(88,630)	$(3,356,000)	(252,152)
Subscriptions	1,921,400	132,830	2,276,098	170,420
Reinvestment of distributions	8,199,307	592,008	4,487,195	340,455
Redemptions	(2,102,495)	(152,028)	(345,323)	(21,899)

Net increase	$6,708,212	484,180	$3,061,970	236,824

290	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Notes to financial statements	continued

	Small-Cap Blend Index Fund

	For the Years Ended September 30,

	2005		2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$76,692	5,042	$208,436	15,012
Reinvestment of distributions	28,329	1,860	12,757	910
Redemptions	(56,495)	(3,844)	(76,643)	(5,313)

Net increase	$48,526	3,058	$144,550	10,609

Institutional Class:
Seed money redemptions	$(2,827,000)	(185,699)	$(31,950,000)	(2,286,420)
Subscriptions	51,886,266	3,530,220	55,347,872	3,917,081
Reinvestment of distributions	8,812,379	578,998	4,628,754	330,862
Redemptions	(42,896,347)	(2,973,685)	(16,461,117)	(1,134,666)

Net increase	$14,975,298	949,834	$11,565,509	826,857

	International Equity Index Fund

	For the Years Ended September 30,

	2005		2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$1,786,153	113,845	$641,541	47,432
Reinvestment of distributions	28,617	1,869	3,185	246
Redemptions	(1,518,251)	(99,004)	(518)	(39)

Net increase	$296,519	16,710	$644,208	47,639

Institutional Class:
Seed money redemptions	$(4,473,000)	(299,602)	$(55,061,000)	(4,139,136)
Subscriptions	199,802,707	13,156,062	54,740,586	4,114,417
Reinvestment of distributions	1,510,442	99,699	1,711,167	131,828
Exchanges	—	—	82,331	6,099
Redemptions	(63,644,100)	(4,173,995)	(2,577,912)	(191,953)

Net increase (decrease)	$133,196,049	8,782,164	$(1,104,828)	(78,745)

2005 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	291

Notes to financial statements	continued

	Real Estate Securities Fund

	For the Years Ended September 30,

	2005		2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$106,581,493	7,283,796	$87,592,242	6,721,257
Reinvestment of distributions	15,837,551	1,113,143	4,495,416	359,738
Redemptions	(46,701,392)	(3,277,163)	(38,490,456)	(3,090,343)

Net increase	$75,717,652	5,119,776	$53,597,202	3,990,652

Institutional Class:
Subscriptions	$89,820,222	6,566,350	$77,062,195	6,076,287
Reinvestment of distributions	19,374,974	1,376,973	12,251,013	996,688
Exchanges	—	—	3,067	260
Redemptions	(40,136,965)	(2,851,371)	(46,451,130)	(3,571,259)

Net increase	$69,058,231	5,091,952	$42,865,145	3,501,976

Retail Class:
Seed money redemptions	$—	—	$(10,000,000)	(794,912)
Subscriptions	46,901,297	3,336,614	64,825,462	5,074,740
Reinvestment of distributions	18,487,699	1,326,977	8,437,757	694,020
Exchanges	4,007,325	222,501	9,031,534	660,114
Redemptions	(24,360,694)	(1,772,878)	(23,711,783)	(1,886,188)

Net increase	$45,035,627	3,113,214	$48,582,970	3,747,774

	Social Choice Equity Fund

	For the Years Ended September 30,

	2005		2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$20,508,529	2,111,396	$21,466,222	2,385,065
Reinvestment of distributions	536,549	54,417	51,990	5,822
Redemptions	(3,631,991)	(373,743)	(2,948,785)	(328,591)

Net increase	$17,413,087	1,792,070	$18,569,427	2,062,296

Institutional Class:
Subscriptions	$39,690,462	4,172,755	$30,118,599	3,405,478
Reinvestment of distributions	1,508,826	155,069	642,990	73,150
Redemptions	(20,854,261)	(2,258,745)	(5,514,178)	(626,290)

Net increase	$20,345,027	2,069,079	$25,247,411	2,852,338

292	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Notes to financial statements	continued

	Bond Fund

	For the Years Ended September 30,

	2005		2004

	Amount	Shares	Amount	Shares

Institutional Class:
Subscriptions	$817,869,953	80,562,217	$407,305,489	39,163,261
Reinvestment of distributions	48,706,223	4,779,292	58,218,624	5,655,826
Exchanges	—	—	(393,679)	(37,637)
Redemptions	(319,665,208)	(31,652,937)	(918,327,906)	(86,487,213)

Net increase (decrease)	$546,910,968	53,688,572	$(453,197,472)	(41,705,763)

	Inflation-Linked Bond Fund

	For the Years Ended September 30,

	2005		2004

	Amount	Shares	Amount	Shares

Institutional Class:
Seed money redemptions	$—	—	$(114,884)	(10,482)
Subscriptions	196,483,038	18,283,001	250,218,699	23,411,152
Reinvestment of distributions	18,491,867	1,724,781	14,582,034	1,381,350
Exchanges	—	—	10,892	988
Redemptions	(268,690,192)	(25,118,571)	(112,672,812)	(10,452,289)

Net increase (decrease)	$(53,715,287)	(5,110,789)	$152,023,929	14,330,719

Retail Class:
Subscriptions	$21,238,924	1,997,282	$68,415,011	6,474,365
Reinvestment of distributions	3,454,093	326,857	2,688,349	257,864
Exchanges	6,038,646	561,845	6,862,441	640,348
Redemptions	(55,911,954)	(5,203,091)	(3,488,257)	(331,590)

Net increase (decrease)	$(25,180,291)	(2,317,107)	$74,477,544	7,040,987

	Money Market Fund

	For the Years Ended September 30,

	2005		2004

	Amount	Shares	Amount	Shares

Institutional Class:
Subscriptions	$70,575,014	70,575,014	$135,606,728	135,606,728
Reinvestment of distributions	5,012,861	5,012,861	1,788,218	1,788,218
Exchanges	—	—	377,582	377,582
Redemptions	(54,817,294)	(54,817,294)	(133,245,429)	(133,245,429)

Net increase	$20,770,581	20,770,581	$4,527,099	4,527,099

2005 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	293

Notes to financial statements	continued

Note 6—distributions to shareholders

The tax character of distributions paid to shareholders during the years ended September 30, 2005 and 2004 were as follows:

	2005				2004

	Ordinary Income	Long-term Capital Gains	Total		Ordinary Income	Long-term Capital Gains	Total

Growth Equity	$1,107,096	$—	$1,107,096		$956,725	$—	$956,725
Growth & Income	8,511,691	—	8,511,691		9,033,183	—	9,033,183
International Equity	45,237,174	1,257,162	46,494,336		7,331,735	—	7,331,735
Large-Cap Value	16,526,971	7,438,481	23,965,452		7,513,623	296,899	7,810,522
Mid-Cap Growth	1,592,229	4,525,334	6,117,563		2,443,048	543,630	2,986,678
Mid-Cap Value	7,120,760	2,435,007	9,555,767		2,230,692	25,397	2,256,089
Small-Cap Equity	6,299,276	7,865,098	14,164,374		7,773,988	1,151,966	8,925,954
Large-Cap Growth Index	647,747	910,812	1,558,559		2,553,295	3,514,966	6,068,261
Large-Cap Value Index	3,548,096	4,291,429	7,839,525		4,942,569	35,762	4,978,331
Equity Index	13,454,920	—	13,454,920		25,158,332	—	25,158,332
S&P 500 Index	3,663,971	3,715,440	7,379,411		1,356,702	—	1,356,702
Mid-Cap Growth Index	476,761	2,102,143	2,578,904		2,117,660	927,532	3,045,192
Mid-Cap Value Index	1,414,450	1,852,415	3,266,865		1,361,713	30,378	1,392,091
Mid-Cap Blend Index	1,317,503	2,125,930	3,443,433		1,680,233	26,672	1,706,905
Small-Cap Growth Index	2,368,972	6,033,400	8,402,372		3,518,377	278,568	3,796,945
Small-Cap Value Index	3,715,546	5,683,512	9,399,058		4,881,828	64,351	4,946,179
Small-Cap Blend Index	3,865,895	6,757,800	10,623,695		5,095,154	122,972	5,218,126
International Equity Index	2,009,411	884,616	2,894,027		2,009,463	15,121	2,024,584
Real Estate Securities	54,431,934	5,507,332	59,939,266		30,433,252	469,655	30,902,907
Social Choice Equity	1,917,277	443,474	2,360,751		922,721	—	922,721
Bond	51,844,113	2,474,711	55,752,513	*	70,421,192	4,558,311	74,979,503
Inflation-Linked Bond	20,198,689	4,193,975	24,392,664		17,875,397	607,518	18,482,915
Money Market	5,029,393	—	5,029,393		1,798,115	—	1,798,115

*          Total distributions for Bond Fund includes return of capital distributions of $1,433,689

294	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Notes to financial statements	concluded

As of September 30, 2005, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation (Depreciation)	Capital Loss Carryovers	Post-October Losses	Total

Growth Equity	$577,463	$—	$7,403,793	$(151,482,267)	$—	$(143,501,011)
Growth & Income	336,274	20,635,747	12,182,841	—	(14,417)	33,140,445
International Equity	26,220,557	40,662,792	130,749,064	—	—	197,632,413
Large-Cap Value	13,709,316	11,742,226	31,937,491	—	(2,849)	57,386,184
Mid-Cap Growth	30,173	6,354,989	30,313,833	—	—	36,698,995
Mid-Cap Value	16,343,376	7,379,391	36,491,228	—	(3,471)	60,210,524
Small-Cap Equity	14,963,483	18,041,130	16,964,180	—	—	49,968,793
Large-Cap Growth Index	2,776,281	3,131,607	25,548,948	—	—	31,456,836
Large-Cap Value Index	8,126,119	8,144,013	46,408,519	—	—	62,678,651
Equity Index	7,613,362	33,948,350	149,419,004	—	—	190,980,716
S&P 500 Index	6,447,358	1,073,473	51,890,828	—	—	59,411,659
Mid-Cap Growth Index	523,023	1,708,411	7,787,580	—	—	10,019,014
Mid-Cap Value Index	1,526,762	4,889,700	10,800,921	—	—	17,217,383
Mid-Cap Blend Index	1,311,684	3,340,394	19,402,913	—	—	24,054,991
Small-Cap Growth Index	232,509	4,770,130	17,164,889	—	—	22,167,528
Small-Cap Value Index	2,157,274	6,150,207	11,570,861	—	—	19,878,342
Small-Cap Blend Index	1,654,781	14,066,841	32,555,954	—	—	48,277,576
International Equity Index	3,781,776	1,341,830	45,041,624	—	—	50,165,230
Real Estate Securities	49,421,242	7,864,339	15,928,750	—	—	73,214,331
Social Choice Equity	1,541,949	8,933	18,856,962	—	(1,255,390)	19,152,454
Bond	—	—	(7,562,897)	—	—	(7,562,897)
Inflation-Linked Bond	408	7,749,314	3,335,817	—	—	11,085,539
Money Market	27	—	—	(1,731)	(373)	(2,077)

The difference between book basis and tax basis net investment income, net realized gains and unrealized appreciation and depreciation is attributable primarily to the tax deferral of losses on wash sales, the realization, for tax purposes, of unrealized gains on investments in passive foreign investment companies and the use of capital loss carryovers.

At September 30, 2005, the following Funds had capital loss carryovers, which will expire as follows:

	Date of Expiration

	9/30/10	9/30/11	9/30/12	9/30/13	Total

Growth Equity Fund	$21,853,458	$53,723,592	$73,374,871	$2,530,346	$151,482,267
Money Market Fund	—	1,731	—	—	1,731

For the year ended September 30, 2005, the Growth & Income Fund and Equity Index Fund utilized $26,395,348 and $5,360,081, respectively of their capital loss carryovers available from prior years.

2005 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	295

Notes to financial statements	continued

Note 7—line of credit

Each of the Funds, except the Bond and Money Market Funds, participate in a $1.75 billion unsecured revolving credit facility that can be used for temporary purposes, including the funding of shareholder redemptions. Certain affiliated accounts and mutual funds, each of which is managed by Advisors, or an affiliate of Advisors, also participate in this facility. Interest associated with any borrowing under the facility is charged to the borrowing accounts and mutual funds at rates which are based on the Federal Funds Rate in effect during the time of the borrowing.

During the year ended September 30, 2005, the Growth & Income Fund borrowed under this facility. The average daily loan balance during the five day period for which the loan was outstanding amounted to $17 million and the weighted average interest rate was 2.66%. The related interest expense was $6,281. During the year ended September 30, 2005, the International Equity Fund borrowed under this facility. The average daily loan balance during the four day period for which the loan was outstanding amounted to $50 million and the weighted average interest rate was 3.22%. The related interest expense was $17,889. During the year ended September 30, 2005 the Equity Index Fund borrowed under this facility. The average daily loan balance for the one day for which the loan was outstanding amounted to $150 million and the weighted average interest rate was 2.66%. The related interest expense was $11,083. For the year ended September 30, 2005, there were no other borrowings under this credit facility by the Funds.

The Bond Fund participates in a letter of credit agreement in the amount of $2.5 million for the purpose of facilitating the settlement of transactions in the mortgage-backed securities market. For the year ended September 30, 2005, there were no drawdowns under this agreement.

296	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Notes to financial statements	continued

Note 8—in-kind transactions

For the year ended September 30, 2005, the Institutional Class of the following Funds had in-kind transactions consisting of marketable securities, which are included in subscriptions and redemptions in shareholder transactions in Note 5:

in-kind redemptions	Value	Realized gain

Growth & Income Fund	$261,137,826	$2,400,565
Equity Index Fund	99,628,641	21,409,297
Small-Cap Blend Index Fund	3,692,951	1,425,270

in-kind subscriptions
Mid-Cap Growth Fund	$1,310,100
S&P 500 Index Fund	111,710,371
Large-Cap Value Index Fund	39,274,750
Large-Cap Growth Index Fund	135,135,027
Growth Equity Fund	10,659,446
Small-Cap Equity Fund	4,805,723
Large-Cap Value Fund	61,564,001

2005 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	297

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the
TIAA-CREF Institutional Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the summary portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Growth Equity, Growth & Income, International Equity, Large-Cap Value, Mid-Cap Growth, Mid-Cap Value, Small-Cap Equity, Large-Cap Growth Index, Large-Cap Value Index, Equity Index, S&P 500 Index, Mid-Cap Growth Index, Mid-Cap Value Index, Mid-Cap Blend Index, Small-Cap Growth Index, Small-Cap Value Index, Small-Cap Blend Index, International Equity Index, Real Estate Securities, Social Choice Equity, Bond, Inflation-Linked Bond and Money Market Funds (constituting the TIAA-CREF Institutional Mutual Funds, hereafter referred to as the “Funds”) at September 30, 2005, the results of each of their operations, changes in net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The financial statements of the Funds as of September 30, 2004 and for the year then ended, including financial highlights for each of the periods in the four years then ended, were audited by other auditors whose report dated November 22, 2004 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
New York, New York
November 23, 2005

298	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Report of management responsibility (unaudited)

To the Shareholders of TIAA-CREF Institutional Mutual Funds:

The accompanying financial statements of the TIAA-CREF Institutional Mutual Funds (the “Funds”) are the responsibility of management. They have been prepared in accordance with U.S. generally accepted accounting principles and have been presented fairly and objectively in accordance with such principles.

          The Funds have established and maintain a strong system of internal controls and disclosure controls designed to provide reasonable assurance that assets are properly safeguarded and transactions are properly executed in accordance with management’s authorization, and to carry out the ongoing responsibilities of management for reliable financial statements. In addition, the Funds’ internal audit personnel provide a continuing review of the internal controls and operations of the Funds, and the chief audit executive regularly reports to the Audit Committee of the Funds’ Board of Trustees.

          The accompanying financial statements have been audited by the independent registered public accounting firm of PricewaterhouseCoopers LLP. To maintain auditor independence and avoid any potential conflict of interest, it continues to be the Funds’ policy that any management advisory or consulting services be obtained from a firm other than the external financial audit firm. The report of the independent registered public accounting firm, which follows the notes to financial statements, expresses an independent opinion on the fairness of presentation of these financial statements.

          The Audit Committee of the Funds’ Board of Trustees, consisting entirely of trustees who are not officers of TIAA-CREF Institutional Mutual Funds, meets regularly with management, representatives of PricewaterhouseCoopers LLP and internal audit personnel to review matters relating to financial reporting, internal controls and auditing. In addition to the annual audit of the financial statements of the Funds by the independent registered public accounting firm, the Securities and Exchange Commission performs periodic examinations of the Funds’ operations.

Bertram L. Scott President	Russell Noles Acting Chief Financial Officer

2005 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	299

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300	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

2005 special meeting	TIAA-CREF Institutional Mutual Funds (unaudited)

Trustees

On August 31, 2005, at a special meeting of shareholders, the following persons were elected to serve on the Board:

Nominee	Shares for	Percent	Shares withheld	Percent

Nancy L. Jacob	688,943,235.19	98.17	12,809,241.37	1.83

Willard T. Carleton	688,916,331.03	98.17	12,836,145.53	1.83

Eugene Flood, Jr.	688,829,142.72	98.16	12,923,333.84	1.84

Howell E. Jackson	688,938,790.98	98.17	12,813,685.58	1.83

Bevis Longstreth	688,592,381.56	98.12	13,160,095.00	1.88

Bridget A. Macaskill	688,783,713.38	98.15	12,968,763.18	1.85

Maceo K. Sloan	688,567,748.75	98.12	13,184,727.81	1.88

Ahmed H. Zewail	688,535,320.34	98.12	13,217,156.22	1.88

Eugene Flood, Jr. and Howell E. Jackson were elected to office. Nancy L. Jacob, Willard T. Carleton, Bevis Longstreth, Bridget A. Macaskill, Maceo K. Sloan and Ahmed H. Zewail continued in office.

Independent registered public accounting firm

Shareholders also ratified the selection by the Board of Trustees of PricewaterhouseCoopers LLP to serve as the Funds’ independent registered public accounting firm:

	Shares for	Percent	Shares against	Percent	Shares abstain	Percent

Ratify PricewaterhouseCoopers LLP	686,960,740.23	97.89	2,307,930.96	0.33	12,483,805.38	1.78

2005 Annual Report	301
Institutional Class • TIAA-CREF Institutional Mutual Funds

2005 special meeting	TIAA-CREF Institutional Mutual Funds (unaudited)	concluded

Investment management agreement

Shareholders also voted on a new investment management agreement between the Funds and Teachers Advisors, Inc.

Fund	Shares for	Percent	Shares against	Percent	Shares abstain	Percent	Broker nonvote	Percent

Bond	35,261,233.52	30.61	60,075,060.82	52.14	19,877,219.24	17.25	0.00	0.00

Equity Index	42,427,341.64	76.45	12,417,932.87	22.38	652,185.14	1.17	0.00	0.00

Growth & Income	9,185,977.32	72.07	3,375,198.48	26.48	184,446.74	1.45	0.00	0.00

Growth Equity	6,343,482.16	43.22	8,240,520.28	56.14	94,442.27	0.64	0.00	0.00

Inflation-Linked Bond	13,762,913.52	48.90	8,220,630.88	29.21	6,160,622.23	21.89	0.00	0.00

International Equity	13,123,884.42	25.43	33,547,293.22	65.00	4,939,844.73	9.57	0.00	0.00

International Equity Index	8,558,697.82	93.86	306,767.59	3.36	252,960.60	2.78	0.00	0.00

Large-Cap Growth Index	32,572,098.16	88.84	3,899,778.08	10.64	189,663.47	0.52	0.00	0.00

Large-Cap Value	14,729,643.28	40.94	20,681,545.15	57.48	570,591.40	1.58	0.00	0.00

Large-Cap Value Index	21,999,348.72	84.65	3,814,086.84	14.68	174,094.34	0.67	0.00	0.00

Mid-Cap Blend Index	1,889,886.95	90.78	131,169.21	6.30	60,875.02	2.92	0.00	0.00

Mid-Cap Growth*	3,907,068.99	67.31	565,025.53	9.73	1,108,171.22	19.09	224,799.00	3.87

Mid-Cap Growth Index	1,925,043.13	99.63	7,108.24	0.37	0.00	0.00	0.00	0.00

Mid-Cap Value	7,172,001.69	75.87	981,580.80	10.38	1,206,456.24	12.76	93,546.00	0.99

Mid-Cap Value Index	2,627,265.36	99.84	4,155.00	0.16	0.00	0.00	0.00	0.00

Money Market	46,752,574.57	25.51	100,097,127.95	54.62	36,408,680.66	19.87	0.00	0.00

Real Estate Securities	13,468,029.58	59.97	6,191,623.53	27.57	2,798,215.48	12.46	0.00	0.00

S&P 500 Index	21,950,115.65	75.04	6,392,361.84	21.86	907,859.41	3.10	0.00	0.00

Small-Cap Blend Index	6,238,605.35	74.95	1,964,258.61	23.60	120,437.81	1.45	0.00	0.00

Small-Cap Equity	7,328,379.70	60.43	3,052,986.64	25.17	1,746,118.42	14.40	0.00	0.00

Small-Cap Growth Index	5,213,977.70	99.89	5,023.58	0.10	724.51	0.01	0.00	0.00

Small-Cap Value Index	4,700,107.90	99.32	23,689.34	0.50	8,564.56	0.18	0.00	0.00

Social Choice Equity	3,316,126.76	38.69	5,167,186.10	60.28	88,394.65	1.03	0.00	0.00

*

The August 31, 2005 shareholder meeting for Mid-Cap Growth Fund was adjourned with respect to the consideration of the investment management agreement to solicit additional proxies. This meeting was reconvened on September 14, 2005, at which time the agreement was approved by Mid-Cap Growth Fund shareholders.

302	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Institutional Class

The Equity Index, Growth & Income, International Equity Index, Large-Cap Growth Index, Large-Cap Value Index, Mid-Cap Blend Index, Mid-Cap Growth, Mid-Cap Growth Index, Mid-Cap Value, Mid-Cap Value Index, S&P 500 Index, Small-Cap Blend Index, Small-Cap Growth Index and Small-Cap Value Index Funds ratified the investment management agreement. The Bond, Growth Equity, Inflation-Linked Bond, International Equity, Large-Cap Value, Money Market, Real Estate Securities, Small-Cap Equity and Social Choice Equity Funds did not ratify the investment management agreement.

2005 Annual Report	303
Institutional Class • TIAA-CREF Institutional Mutual Funds

Management	Trustees and officers of the TIAA-CREF Institutional Mutual Funds (unaudited)

DISINTERESTED TRUSTEES

Name, address and age	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee

Nancy L. Jacob Windermere Investment Associates 121 S.W. Morrison Street Suite 925 Portland, OR 97204 Age: 62	Chairman of the Board of Trustees, Trustee	Indefinite term. Trustee since 1999.	President and Managing Principal, Windermere Investment Associates, 1997–present. Formerly, Chairman and Chief Executive Officer, CTC Consulting, Inc., 1994–1997 and Executive Vice President, U.S. Trust of the Pacific Northwest, 1993–1998.	60	Director and Chairman of the Investment Committee of the Okabena Company (financial services).

Willard T. Carleton 4911 E. Parade Ground Loop Tucson, AZ 85712-6623 Age: 71	Trustee	Indefinite term. Trustee since 2003.	Professor of Finance Emeritus, University of Arizona, College of Business and Public Administration, 2001–present. Formerly, Donald R. Diamond Professor of Finance, University of Arizona, 1999–2001, and Karl L. Eller Professor of Finance, University of Arizona, 1984–1999. Trustee of TIAA, 1984–2003.	60	None

Eugene Flood, Jr Smith Breeden Associates, Inc. Chapel Hill, North Carolina 27517 Age: 50	Trustee	Indefinite term. Trustee since 2005.	President, Chief Executive Officer (since 2000) and a Director (since 1994) of Smith Breeden Associates, Inc. (investment advisor).	N/A	None

Howell E. Jackson Harvard Law School Griswold 5 South 1525 Massachusetts Avenue Cambridge, Massachusetts 02138 Age: 51	Trustee	Indefinite term. Trustee since 2005.	James S. Reid, Jr. Professor of Law (since 2004) and Vice Dean for Administration and Budget (since 2003) and on the faculty (since 1989) of Harvard Law School.	N/A	None

304	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Name, address and age	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee

Bevis Longstreth Debevoise & Plimpton 919 Third Avenue New York, NY 10022-6225 Age: 71	Trustee	Indefinite term. Trustee since 1999.	Retired Partner, Debevoise & Plimpton. Formerly, Partner (1970–1981, 1984–1997) and Of Counsel (1998–2001) of Debevoise & Plimpton, Adjunct Professor at Columbia University School of Law, 1994–1999 and Commissioner of the U.S. Securities and Exchange Commission, 1981–1984.	60	Member of the Board of Directors of AMVESCAP, PLC and Chairman of the Finance Committee of the Rockefeller Family Fund.

Bridget A. Macaskill 160 East 81st Street New York, NY 10028 Age: 57	Trustee	Indefinite term. Trustee since 2003.	Independent Consultant for Merrill Lynch, 2003–present. Formerly, Chairman, Oppenheimer Funds, Inc., 2000–2001. Chief Executive Officer, 1995–2001; President, 1991–2000; and Chief Operating Officer, 1989–1995 of that firm.	60	Director, J Sainsbury plc (food retailer) and Prudential plc. International Advisory Board, British-American Business Council.

Maceo K. Sloan NCM Capital Management Group, Inc. 2634 Durham-Chapel Hill Boulevard Suite 206 Durham, NC 27707 Age: 56	Trustee	Indefinite term. Trustee since 1999.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc., 1991–present; Chairman and Chief Executive Officer, NCM Capital Management Group, Inc., since 1991; and Chairman, CEO and CIO, NCM Capital Advisers Inc., 2003–present.	60	Director, SCANA Corporation (energy holding company) and M&F Bancorp, Inc.

Ahmed H. Zewail California Institute Of Technology Arthur Amos Noyes Laboratory of Chemical Physics Mail Code 127-72 1200 East California Boulevard Pasadena, CA 91125 Age: 59	Trustee	Indefinite term. Trustee since 2004.	Linus Pauling Chair Professor of Chemistry and Professor of Physics, Caltech, 1996–present; and Director, NSF Laboratory for Molecular Sciences (LMS), Caltech, 1995–present.	60	None

2005 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	305

Management	Trustees and officers of the TIAA-CREF Institutional Mutual Funds (unaudited)	continued

EXECUTIVE OFFICERS

Name, address and age	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years

Herbert M. Allison, Jr. TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 62	President and Chief Executive Officer	Indefinite term. President and Chief Executive Officer since 2002.

Chairman, President and Chief Executive Officer of TIAA since 2002. President and Chief Executive Officer of CREF, TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds, TIAA-CREF Life Fund and TIAA Separate Account VA-1 (these funds are collectively referred to as the “TIAA-CREF Fund Complex”) since 2002. Formerly, President and Chief Executive Officer of Alliance for LifeLong Learning, Inc., 2000–2002. President, Chief Operating Officer and Member of the Board of Directors of Merrill Lynch & Co., Inc., 1997–1999.

Gary Chinery TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 55	Vice President and Treasurer	Indefinite term. Vice President and Treasurer since 2004.

Vice President and Treasurer of TIAA and the TIAA-CREF Fund Complex since 2004. Vice President and Treasurer of Teachers Advisors, (“Teachers Advisors”), TIAA-CREF Investment Management, LLC (“Investment Management”), TIAA-CREF Individual and Institutional Services, LLC (“Services”), Teachers Personal Investors Services, Inc. (“TPIS”), TIAA-CREF Tuition Financing, Inc. (“Tuition Financing”) and TIAA-CREF Life Insurance Company (“TIAA-CREF Life”).

Scott C. Evans TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 46	Executive Vice President and Chief Investment Officer	Indefinite term. Executive Vice President since 1999. Chief Investment Officer since 2004.

Executive Vice President since 1997 and Chief Investment Officer since 2004 of TIAA and the TIAA-CREF Fund Complex since 2003. President, Chief Executive Officer and Manager of Investment Management. President, Chief Executive Officer and Director of Teachers Advisors, Director TIAA-CREF Life. Formerly, Executive Vice President, CREF Investments.

I. Steven Goldstein TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 53	Executive Vice President	Indefinite term. Executive Vice President since 2003.

Executive Vice President, Public Affairs, of TIAA and the TIAA-CREF Fund Complex since 2003. Director of TIAA-CREF Life. Formerly, Advisor for McKinsey & Company, 2003; Vice President, Corporate Communications for Dow Jones & Co. and The Wall Street Journal, 2001–2002; and Senior Vice President and Chief Communications Officer for Insurance Information Institute, 1993–2001.

E. Laverne Jones TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 56	Vice President and Corporate Secretary	Indefinite term. Vice President and Corporate Secretary since 1999.	Vice President and Corporate Secretary of TIAA and the TIAA-CREF Fund Complex since 1998.

306	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Name, address and age	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years

Susan S. Kozik TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 48	Executive Vice President	Indefinite term. Executive Vice President since 2003.

Executive Vice President and Chief Technology Officer of TIAA and the TIAA-CREF Fund Complex since 2003. Formerly, Vice President of IT Operations and Services, Lucent Technologies, 2000–2003; and Senior Vice President and Chief Technology Officer, Penn Mutual Life Insurance Company, 1997–2000.

George W. Madison TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 52	Executive Vice President	Indefinite term. Executive Vice President since 2003.

Executive Vice President and General Counsel of TIAA and the TIAA-CREF Fund Complex since 2003. Formerly Executive Vice President, Corporate Secretary, and General Counsel of Comerica Incorporated, 1997–2003.

Erwin W. Martens TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 49	Executive Vice President	Indefinite term. Executive Vice President since 2003.

Executive Vice President, Risk Management, of TIAA and the TIAA-CREF Fund Complex since 2003. Director of Teachers Advisors, TPIS, TIAA-CREF Trust Company, FSB, (“Trust Company”), Tuition Financing and TIAA-CREF Life and Manager of Services and Investment Management. Formerly, Managing Director and Chief Risk Officer, Putnam Investments, 1999–2003; and Head and Deputy Head of Global Market Risk Management, 1997–1999.

Frances Nolan TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 48	Executive Vice President	Indefinite term. Executive Vice President since 2000.

Executive Vice President, Client Services, of TIAA and the TIAA-CREF Fund Complex since 2000. President, Chief Executive Officer and Manager of Services. Director of TPIS, Trust Company, Tuition Financing and TIAA-CREF Life. Formerly, Executive Vice President, Retirement Services, CREF and TIAA, 2000–2003; Vice President, Eastern Division, 1994–2000.

Russell Noles TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 47	Vice President and Acting Chief Financial Officer	Indefinite term. Acting Chief Financial Officer since 2005.

Vice President and Acting Chief Financial Officer of TIAA and the TIAA-CREF Fund Complex, Vice President of Teachers Advisors, TPIS, Tuition Financing and Investment Management since 2005. Director of Teachers Advisors, TPIS, Tuition Financing and Manager of Investment Management and Services since 2005. Formerly Vice President, Internal Audit of TIAA and the TIAA-CREF Funds, 2004–2005; Vice President of Internal Audit of the St. Paul Companies, 2001–2004, of Quest Communications, 2000–2001 and of US West, Inc. 1998–2000.

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Management	Trustees and officers of the TIAA-CREF Institutional Mutual Funds (unaudited)	concluded

EXECUTIVE OFFICERS—continued

Name, address and age	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years

Dermot J. O’Brien TIAA-CREF 730 Third Avenue NY 10017-3206 Age: 39	Executive Vice President	Indefinite term. Executive Vice President since 2003.

Executive Vice President, Human Resources, of TIAA and the TIAA-CREF Fund Complex since 2003. Director, TIAA-CREF Life and Trust Company. Formerly, First Vice President and Head of Human Resources, International Private Client Division, Merrill Lynch & Co., 1999–Feb. 2003; and Vice President and Head of Human Resources—Japan Morgan Stanley, 1998–1999.

Bertram L. Scott TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 54	Executive Vice President	Indefinite term. Executive Vice President since 2000.

Executive Vice President, Product Management, of TIAA and the TIAA-CREF Fund Complex since 2003. Chairman of the Board, President and Chief Executive Officer of TIAA-CREF Life. Director of TPIS and Trust Company. President of Tuition Financing. Formerly, President and Chief Executive Officer, Horizon Mercy, 1996–2000.

308	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Investment management agreements (unaudited)

Board Approval and Renewal of Investment Management Agreements for Institutional Funds

At its April 5, 2005 meeting, the Board of Trustees considered and approved two investment management agreements with respect to the Funds. First, they considered a new investment management agreement, which would restructure the pricing and services to be provided by Advisors to all Funds, including increasing the fee rate for the “actively-managed” Funds (the “Proposed Agreement”). (The “actively managed” are Growth Equity Fund, Growth & Income Fund, International Equity Fund, Large-Cap Value Fund, Mid-Cap Growth Fund, Mid-Cap Value Fund, Small-Cap Equity Fund, Real Estate Securities Fund, Social Choice Equity Fund, Bond Fund, Inflation-Linked Bond Fund, and Money Market Fund). The Board also considered the renewal of the current investment management agreement between Advisors and the Funds (the “Current Agreement”). The reason for the Board’s consideration of the two Agreements was that the Current Agreement needed to be renewed so that it could remain in force until a shareholder meeting was held to consider the Proposed Agreement, as required by the Investment Company Act of 1940. For the Funds whose shareholders approved the Proposed Agreement, the Current Agreement would eventually be terminated and the Proposed Agreement would be implemented. For the Funds whose shareholders rejected the Proposed Agreement, the Current Agreement would continue in effect. Please see the 2005 special meeting section of this Report for the results of the Funds’ shareholder meeting.

With respect to both Agreements, the Board reviewed the following factors with respect to each Fund: (1) the nature, extent and quality of services provided by Advisors to each Fund; (2) the investment performance of each Fund; (3) the costs of the services provided to each Fund and the profits realized or to be realized by Advisors and its affiliates from their relationship with the Funds; (4) the extent to which economies of scale have been realized as each Fund grows; (5) whether the level of fees reflects those economies of scale for the benefit of Fund investors; (6) comparisons of services and fees with contracts entered into by Advisors with other clients; and (7) any other benefits derived or anticipated to be derived by Advisors from its relationship with the Funds. The factors were viewed in their totality, with no single factor identified as the principal factor in determining whether to approve the Agreements.

Set forth below are the general factors the Board considered for all of the Funds with respect to both Agreements, followed by an outline of the specific factors the Board considered for each particular Fund.

The Nature, Extent and Quality of Services. The Board considered that Advisors is an experienced investment advisor that has managed the TIAA-CREF Mutual Funds since 1997 and the TIAA-CREF Institutional Mutual Funds since 1999. The investment professionals of Advisors have also managed various accounts of the College Retirement Equities Fund (CREF) since their inception. Under both Agreements, Advisors is responsible for managing the assets of the Funds,

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Investment management agreements (unaudited)	continued

including conducting research, recommending investments and placing orders to buy and sell securities for the Funds’ investment portfolios; active and extensive monitoring of the investment portfolios daily by various personnel with specific responsibility for the particular type of investment in question; and reporting on the investment performance of the Funds to the Boards at their scheduled quarterly meetings. The Board considered that Advisors has carried out these responsibilities in a highly professional manner.

In the course of their review of the quality of Advisors’ services, the Board examined the long-term performance of the Funds in general, and concluded that it was within an acceptable range when compared with Fund benchmarks and peers, or that, in the case of underperforming Funds, Advisors was taking affirmative steps to enhance its investment approach and personnel.

Performance. The Board considered the performance of each Fund over the one-year, three-year, five-year (where applicable) and since inception periods and the Funds’ performance as compared to their peer groups and benchmark indices. The Board considered the comparative performance and expense data for each Fund prepared by an independent third party, Lipper, Inc.’s Global Fiduciary Review unit (“Lipper”) for each class of each pertinent Fund, as well as each Fund’s performance against its performance benchmark. In looking at this data, the Board considered that most of the Funds met their benchmarks over the one-year, three-year, five-year and since inception periods, as applicable (when factoring in the effect of expenses), and ranked in the first, second or third performance quintiles versus their peers, with some limited exceptions. For additional detail about each Fund’s performance, see the Fund-by-Fund synopsis below.

The Board considered that in those cases in which Funds were underperforming, Advisors took remedial action, including replacing the portfolio management team for the Growth Equity and Growth & Income Funds. Importantly, the Trustees concluded that in light of the long-term performance of these Funds, they would only approve the Proposed Agreement if Advisors agreed to waive the fee increases for these Funds until at least April 2007, at which time the Board could consider whether their performance had improved.

Cost and Profitability. The Board considered that Advisors is losing money managing the mutual funds business overall. The Board reviewed financial and profitability data for 2004 and profitability on a pro forma basis assuming the Proposed Agreement had been in effect—showing data for both before and after distribution expenditures. The Board considered that very few Funds currently are profitable to Advisors, and most are operating at a loss to Advisors. The Board considered that the Proposed Agreement would permit Advisors to operate at profit margins that were fair and reasonable in the short term in light of overall Fund expenses and Advisors’ recent losses, which would also enable Advisors to maintain and improve the quality of services provided to shareholders. The Board also considered that it would be able to review the profitability levels of Advisors annually during its yearly review of the Funds’ management arrangements to

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Investment management agreements (unaudited)	continued

ensure that Advisors’ fees remained fair and reasonable and that its profits for managing the Funds were not excessive.

The Board further considered that the costs and anticipated costs of operating mutual funds have increased, including additional disclosure and compliance requirements, such as the USA PATRIOT Act requirements, Sarbanes-Oxley requirements, and the requirement that mutual funds have a chief compliance officer. The Board considered that the fee increase in the Proposed Agreement would enhance Advisors’ ability to attract and retain highly qualified investment and administrative professionals in a competitive investment management environment. Heightened competition from traditional asset managers, banks, insurance companies and, particularly in recent years, hedge funds, has driven up the costs of attracting and retaining key personnel and the cost of technology to update and maintain necessary systems for effective investment management operations continues to grow. The Board also considered that Advisors would like the flexibility and means to increase the capacity of its investment management staff and expand the depth and scope of analyst coverage, to enhance its investment management services to the Funds.

Fees Charged by Other Advisers. The Board considered information regarding fees paid to other advisers for managing similar funds, as analyzed by Lipper. The Board determined that the fees under the Current Agreement were significantly lower than those of competitors, and that even with the increase in advisory fees for some Funds under the Proposed Agreement, each Fund would continue to be very competitively priced and be priced below the expense of the average fund within the universe of mutual funds in its competitive peer group. The Board considered that the fees under the Proposed Agreement would continue to be in the lowest quintile for almost all of the Funds as compared with institutional class funds in the competitive peer group and universe identified by Lipper. Significantly, the Board considered that under the Proposed Agreement, each Fund’s total expense ratio, with the exception of the Inflation-Linked Bond Fund, would be less than the median expense ratio for its peer group of mutual funds, and, in some cases, notably less.

Economies of Scale. The Board considered whether Advisors has or would experience economies of scale in connection with the operation of each Fund. In making this determination, the Board considered that most of the Funds operate at a loss to Advisors under the Current Agreement. With respect to the Proposed Agreement, the Board carefully considered whether the breakpoints outlined in this Agreement would have any real effect on Fund fees. The Board determined that although the breakpoint discounts appeared to be low compared to those of competitors, this was because the maximum fees under the Proposed Agreement were already at low levels. The Board ultimately determined that imposing a modest breakpoint schedule on the majority of the “actively managed” Funds might eventually allow some of the savings gained from the growth of assets and economies of scale to be passed on to Fund shareholders.

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Investment management agreements (unaudited)	continued

Fee Comparison with Other Advisors Clients. The Board considered that Advisors provides similar investment management services to each of the TIAA-CREF Institutional Mutual Funds, the TIAA-CREF Mutual Funds, TIAA-CREF Life Funds, and TIAA Separate Account VA-1, although distribution channels differ. In addition, Advisors, through its TIAA-CREF Asset Management (TCAM) division, manages large institutional client assets through unregistered commingled funds and separate accounts with similar investment strategies and investment staff. With respect to both Agreements, the Board considered the schedule of fees for each of the comparable funds, and the fact that all of Advisors’ fees are low in comparison to comparable funds offered by other fund companies. In addition, while the management fees may not be precisely the same for comparable funds, this is due in part to the fact that some of the comparable funds are offered through products that charge additional fees to its investors. In particular, the Board considered that the comparable funds target different types of investors and use different distribution channels, variables factored in when determining appropriate pricing of services. The Board also considered Advisors’ assurances that the pricing on those affiliated funds that was not in line with the fees under the Proposed Agreement would be revisited soon.

Other Benefits. The Board considered that one of the benefits that accrues to each of the Funds under the Current Agreement is that Advisors continues to be willing to waive fees and make expense reimbursements to the Funds. With respect to the Proposed Agreement, the Board noted Advisors’ willingness to cap “other expenses” of the Funds and to waive a portion of its fees on the Growth Equity and Growth & Income Funds, until such time as their performance improves. The Board also considered that a fee increase under the Proposed Agreement would help ensure that the expenses for running the Funds that are paid by Advisors are not indirectly borne (in the form of reduced dividend declarations) by the TIAA participant base, some of who are shareholders of the Funds. Additionally, the Board noted that with the Proposed Agreement, Advisors would have the flexibility to support multiple opportunities to expand the channels through which the Funds are distributed, thereby increasing asset growth and enabling expenses to be spread over a wider asset base.

With respect to benefits accruing to Advisors under both Agreements, the Board considered that Advisors and its affiliates may benefit from the advisory relationship with the Funds to the extent this relationship results in potential investors viewing the TIAA-CREF group of companies as a leading retirement plan provider in the academic and nonprofit market and a single source for all their financial service needs. Also, certain investment portfolios managed by Advisors are managed in the same manner and by the same personnel as certain CREF accounts, resulting in the possibility for benefits associated with economies of scale.

Fund-by Fund Factors

The Funds’ Trustees considered the following specific factors (among others) during their determination to renew the Current Agreement and approve the

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Investment management agreements (unaudited)	continued

Proposed Agreement for each Fund described in this Report. Note that for purposes of this discussion, if a Fund is in the “first” quintile, it is in the best of five groups (i.e., the group has the best performance, or the lowest expenses, as the case may be). In addition, please note that the performance factors outlined below are based on the Institutional Class of each Fund. Because the Institutional Class has lower expenses than the Retirement and Retail Classes of these Funds, the performance of these Classes will be lower than the performance of the Institutional Class.

Growth Equity Fund

•

The Fund’s current management fees are in the first quintile of the universe of comparable funds identified by Lipper for expense comparison purposes (“Expense Universe”) (ranking 2 out of 146 funds) (for these factors, rank reference is to the Institutional Class for all Funds unless otherwise noted).

•	The Fund’s proposed management fees would be in the first quintile of the Expense Universe (ranking 12 out of 146 funds).

•	The Fund outperformed its benchmark for the one year period ended 12/31/04, but underperformed the benchmark in prior periods.

•

For both the one- and three-year periods ended 12/31/04, the Fund was in the third quintile of the universe of comparable funds identified by Lipper for performance comparison purposes (“Performance Universe”) (ranking 293 out of 539 funds for the three year period). For the five-year period ended 12/31/04, the Fund was in the fourth quintile of the Performance Universe (ranking 305 out of 420 funds).

•	Advisors had a net loss on the Fund for the one-year period ended 12/31/04.

•	The Fund received an Overall Morningstar Rating of two stars for the period ended 12/31/04.

Growth & Income Fund*

•	The Fund’s current management fees are in the first quintile of its Expense Universe (ranking 3 of 176 funds).

•	The Fund’s proposed management fees would be in the first quintile of its Expense Universe (ranking 25 of 176 funds).

•	The Fund underperformed its benchmark for the one-, three- and five-year and since inception periods ended 12/31/04.

•	For the one-year period ended 12/31/04, the Fund was in the second quintile of its Performance Universe (ranking 280 of 914 funds).

•	For the three- and five-year periods ended 12/31/04, the Fund was in the third quintile of its Performance Universe (ranking 335 of 772 funds and 310 out of 592 funds, respectively).

•	Advisors had a net loss on the Fund for the one-year period ended 12/31/04.

•	The Fund received an Overall Morningstar Rating of two stars for the period ended 12/31/04.

*

These Funds subsequently approved the Proposed Agreement at a special meeting of shareholders held on August 31, 2005 (for the Mid-Cap Growth Fund, September 14, 2005). Please see the 2005 special meeting section of this Report for more information on this meeting.

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Investment management agreements (unaudited)	continued

•	Due to underperformance against its benchmark, Advisors replaced the portfolio management team, and assigned new interim management until they hired a new portfolio manager in February 2005.

Large-Cap Value Fund

•	The Fund’s current management fees are in the first quintile of its Expense Universe (ranking 1 out of 96 funds).

•	The Fund’s proposed management fees would be in the first quintile of its Expense Universe (ranking 14 out of 96 funds).

•

The Fund outperformed its benchmark for the one-year and since inception periods ended 12/31/04.

For the one-year period ended 12/31/04, the Fund was in the first quintile of its Performance Universe (ranking 20 out of 470 funds). (The Fund has not been in operation for three years.)

•	Advisors earned a modest profit on the Fund for the one-year period ended 12/31/04.

Mid-Cap Growth Fund*

•	The Fund’s current and proposed management fees are in the first quintile of its Expense Universe (ranking 1 out of 100 funds).

•	For the one-year period ended 12/31/04, the Fund was in the first quintile of its Performance Universe (ranking 140 out of 527 funds). (The Fund has not been in operation for three years.)

•	The Fund outperformed its benchmark for the one-year and since inception periods ended 12/31/04.

•	Advisors had a modest net loss on the Fund for the one-year period ended 12/31/04.

Mid-Cap Value Fund*

•	The Fund’s current and proposed management fees are in the first quintile of its Expense Universe (ranking 1 out of 50 funds).

•	For the one-year period ended 12/31/04, the Fund was in the first quintile of its Performance Universe (ranking 4 out of 224 funds). (The Fund has not been in operation for three years.)

•	The Fund outperformed its benchmark for the one-year and since inception periods ended 12/31/04.

•	Advisors earned a modest profit on the Fund for the one-year period ended 12/31/04.

Small-Cap Equity Fund

•	The Fund’s current management fees are in the first quintile of its Expense Universe (ranking 1 out of 115 funds).

•	The Fund’s proposed management fees would be in the first quintile of its Expense Universe (ranking 5 out of 115 funds).

•	For the one-year period ended 12/31/04, the Fund was in the second quintile of its Performance Universe (ranking 198 out of 560 funds). (The Fund has not been in operation for three years.)

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Investment management agreements (unaudited)	continued

•	The Fund outperformed its benchmark for the one-year and since inception periods ended 12/31/04.

•	Advisors earned a modest profit on the Fund for the one-year period ended 12/31/04.

Social Choice Equity Fund

•	The Fund’s current management fees are in the first quintile of its Expense Universe (ranking 1 out of 93 funds).

•	The Fund’s proposed management fees would be in the first quintile of its Expense Universe (ranking 3 out of 93 funds).

•	The Fund outperformed its benchmark for the one-, three-, and five-year periods ended 12/31/04, but underperformed its benchmark since inception through 12/31/04.

•	For the one-year period ended 12/31/04, the Fund was in the second quintile of its Performance Universe (ranking 229 out of 697 funds).

•	For the three- and five-year periods ended 12/31/04, the Fund was in the third quintile of its Performance Universe (ranking 203 out of 501 funds and 202 out of 338 funds, respectively).

•	The Fund received an Overall Morningstar Rating of three stars for the period ended 12/31/04.

•	Advisors had a net loss on the Fund for the one-year period ended 12/31/04.

Real Estate Securities Fund

•	The Fund’s current management fees are in the first quintile of its Expense Universe (ranking 1 out of 40 funds).

•	The Fund’s proposed management fees would be in the first quintile of its Expense Universe (ranking 8 out of 40 funds).

•	The Fund slightly underperformed its benchmark for the one-year period and outperformed its benchmark in the three-year period.

•	For the one-year period ended 12/31/04, the Fund was in the third quintile of its Performance Universe (ranking 88 out of 211 funds). (The Fund has not been in operation for three years.)

•	Advisors had a net loss on the Fund for the one-year period ended 12/31/04.

International Equity Fund

•	The Fund’s current management fees are in the first quintile of its Expense Universe (ranking 3 out of 155 funds).

•	The Fund’s proposed management fees would be in the first quintile of its Expense Universe (ranking 14 out of 155 funds).

•	The Fund underperformed its benchmark for the one- and five-year periods, and outperformed its benchmark for the three-year and since inception periods.

*

These Funds subsequently approved the Proposed Agreement at a special meeting of shareholders held on August 31, 2005 (for the Mid-Cap Growth Fund, September 14, 2005). Please see the 2005 special meeting section of this Report for more information on this meeting.

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Investment management agreements (unaudited)	continued

•	For the one-year period ended 12/31/04, the Fund was in the third quintile of its Performance Universe (ranking 151 out of 263 funds).

•	For the three-year period ended 12/31/04, the Fund was in the second quintile of its Performance Universe (ranking 58 out of 226 funds).

•	For the five-year period ended 12/31/04, the Fund was in the fourth quintile of its Performance Universe (ranking 101 out of 162 funds).

•	The Fund received an Overall Morningstar Rating of three stars for the period ended 12/31/04.

•	Advisors had a net loss on the Fund for the one-year period ended 12/31/04.

Inflation-Linked Bond Fund

•	The Fund’s current management fees are in the first quintile of its Expense Universe (ranking 2 out of 10 funds).

•	The Fund’s proposed management fees would be in the third quintile of its Expense Universe (ranking 6 out of 10 funds).

•	The Fund slightly underperformed its benchmark for the one-year and since inception periods.

•	For the one-year period ended 12/31/04, the Fund was in the second quintile of its Performance Universe (ranking 12 out of 54 funds). (The Fund has not been in operation for three years.)

•	Advisors had a net loss on the Fund for the one-year period ended 12/31/04.

Bond Fund

•	The Fund’s current management fees are in the first quintile of its Expense Universe (ranking 5 out of 121 funds).

•	The Fund’s proposed management fees would be in the first quintile of its Expense Universe (ranking 24 out of 121 funds).

•	The Fund slightly underperformed its benchmark for the one-year period and outperformed its benchmark in the three-year, five-year and since inception periods.

•	For the one-year period ended 12/31/04, the Fund was in the second quintile of its Performance Universe (ranking 149 out of 458 funds).

•	For the three- and five-year periods ended 12/31/04, the Fund was in the first quintile of its Performance Universe (ranking 64 out of 379 funds and 46 out of 268 funds, respectively).

•	The Fund received an Overall Morningstar Rating of four stars for the period ended 12/31/04.

•	Advisors had a net loss on the Fund for the one-year period ended 12/31/04.

Money Market Fund

•	The Fund’s current management fees are in the first quintile of its Expense Universe (ranking 5 of 249 funds).

•	The Fund’s proposed management fees would in the first quintile of its Expense Universe (ranking 12 of 249 funds).

•	The Fund outperformed its benchmark for the one-year, three-year, five-year and since inception periods.

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Investment management agreements (unaudited)	continued

•

For the one-, three-, and five-year periods ended 12/31/04, the Fund was in the first quintile of its Performance Universe (ranking 14 out of 295 funds, 31 out of 254 funds, and 37 out of 197 funds, respectively)

•	Advisors had a net loss on the Fund for the one-year period ended 12/31/04.

International Equity Index Fund*

•

The Fund’s current and proposed management fees are in the first quintile (ranking 2 out of 11 funds — Institutional Class) and fourth quintile (ranking 8 out of 11 —Retirement Class) of its Expense Universe.

•	The Fund slightly underperformed its benchmark for the one-year and since inception periods.

•	For the one-year period ended 12/31/04, the Fund was in the third quintile of its Performance Universe (ranking 10 out of 20 funds). The Fund has not been in operation for three years.)

•	Advisors had a net loss on the Fund for the one-year period ended 12/31/04.

S&P 500 Index Fund*

•

The Fund’s current and proposed management fees are in the first quintile (ranking 4 out of 54 funds — Institutional Class) and fifth quintile (ranking 49 out of 54 funds —Retirement Class) of its Expense Universe.

•	For the one-year period ended 12/31/04, the Institutional Class of the Fund was in the first quintile of its Performance Universe (ranking 5 out of 171 funds).

•

For the one-year period ended 12/31/04, the Retirement Class of the Fund was in the third quintile of its Performance Universe (ranking 81 out of 171 funds). (The Fund has not been in operation for three years.)

•	Advisors had a net loss on the Fund for the one-year period ended 12/31/04.

Equity Index Fund

•	The Fund’s current and proposed management fees are in the first quintile of its Expense Universe (ranking 4 out of 32 funds).

•	The Fund slightly underperformed its benchmark for the one-, three- and five-year and since inception periods ended 12/31/04.

•	For both the one- and three-year periods ended 12/31/04, the Fund was in the third quintile of its Performance Universe (ranking 283 out of 698 funds for the three-year period).

•	The Fund received an Overall Morningstar Rating of three stars for the period ended 12/31/04.

•	Advisors had a net loss on the Fund for the one-year period ended 12/31/04.

Large-Cap Growth Index Fund*

•

The Fund’s current and proposed management fees are in the first quintile of its Expense Universe (ranking 1 out of 37 funds — Institutional Class), and in the third quintile (ranking 21 out of 37 funds — Retirement Class).

*

These Funds subsequently approved the Proposed Agreement at a special meeting of shareholders held on August 31, 2005 (for the Mid-Cap Growth Fund, September 14, 2005). Please see the 2005 special meeting section of this Report for more information on this meeting.

2005 Annual Report	317
Institutional Class • TIAA-CREF Institutional Mutual Funds

Investment management agreements (unaudited)	continued

•	The Fund slightly underperformed its benchmark for the one-year and since inception periods ended 12/31/04.

•	For the one-year period ended 12/31/04, the Institutional Class of the Fund was in the third quintile of its Performance Universe (ranking 387 out of 648 funds).

•

For the one-year period ended 12/31/04, the Retirement Class of the Fund was in the fourth quintile of its Performance Universe (ranking 424 out of 648 funds). (The Fund has not been in operation for three years.)

•	Advisors had a net loss on the Fund for the one-year period ended 12/31/04.

Large-Cap Value Index Fund*

•

The Fund’s current and proposed management fees are in the first quintile (ranking 3 out of 37 funds — Institutional Class) and fourth quintile (ranking 27 out of 37 funds — Retirement Class) of its Expense Universe.

•

For the one-year period ended 12/31/04, the Institutional Class and Retirement Class of the Fund were both in the second quintile of their Performance Universes. (The Institutional Funds ranked 151 out of 478 funds.) (The Fund has not been in operation for three years.)

•	The Fund slightly underperformed its benchmark for the one-year and since inception periods ended 12/31/04.

•	Advisors had a net loss on the Fund for the one-year period ended 12/31/04.

Mid-Cap Blend Index Fund*

•

The Fund’s current and proposed management fees are in the first quintile (ranking 1 out of 34 funds — Institutional Class) and fourth quintile (ranking 23 out of 34 funds — Retirement Class) of its Expense Universe.

•

For the one-year period ended 12/31/04, the Institutional Class and Retirement Class of the Fund were both in the first quintile of their Performance Universes (ranking 43 and 47, respectively, out of 297 funds). (The Fund has not been in operation for three years.)

•	The Fund slightly underperformed its benchmark for the one-year and since inception periods ended 12/31/04.

•	Advisors had a net loss on the Fund for the one-year period ended 12/31/04.

Mid-Cap Growth Index Fund*

•

The Fund’s current and proposed management fees are in the first quintile (ranking 1 out of 38 funds — Institutional Class) and fourth quintile (ranking 26 of 38 funds — Retirement Class) of its Expense Universe.

•

For the one-year period ended 12/31/04, the Institutional Class and Retirement Class of the Fund were both in the second quintile of their Performance Universes (ranking 148 and 146, respectively, out of 527 funds). (The Fund has not been in operation for three years.)

•	The Fund slightly underperformed its benchmark for the one-year and since inception periods ended 12/31/04.

•	Advisors had a net loss on the Fund for the one-year period ended 12/31/04.

318	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Institutional Class

Investment management agreements (unaudited)	continued

Mid-Cap Value Index Fund*

•

The Fund’s Institutional and Retirement Class current and proposed management fees are both in the first quintile of their Expense Universes (ranking 3 out of 36 funds — Institutional Class and 1 out of 36 funds—Retirement Class).

•

For the one-year period ended 12/31/04, the Institutional Class and Retirement Class of the Fund were both in the first quintile of their Performance Universes (ranking 31 and 37, respectively, of 221 funds). (The Fund has not been in operation for three years.)

•	The Fund slightly underperformed its benchmark for the one-year and since inception periods ended 12/31/04.

•	Advisors had a net loss on the Fund for the one-year period ended 12/31/04.

Small-Cap Blend Index Fund*

•

The Fund’s current and proposed management fees are in the first quintile (ranking 2 out of 34 funds — Institutional Class) and fourth quintile (ranking 24 out of 34 funds — Retirement Class) of its Expense Universe.

•

For the one-year period ended 12/31/04, the Institutional Class and Retirement Class of the Fund were both in the third quintile of their Performance Universes (ranking 300 and 332, respectively, out 556 funds). (The Fund has not been in operation for three years.)

•	The Fund slightly underperformed its benchmark for the one-year and since inception periods ended 12/31/04.

•	Advisors had a net loss on the Fund for the one-year period ended 12/31/04.

Small-Cap Growth Index Fund*

•

The Fund’s current and proposed management fees are in the first quintile (ranking 2 out of 37 funds — Institutional Class) and second quintile (ranking 10 of 37 funds —Retirement Class) of its Expense Universe.

•

For the one-year period ended 12/31/04, the Institutional Class of the Fund was in the second quintile of its Performance Universe (ranking 144 out of 507). For this same period, the Retirement Class was in the first quintile of its Performance Universe (ranking 38 out of 507).

•	The Fund slightly underperformed its benchmark for the one-year and since inception periods ended 12/31/04.

•	Advisors had a net loss on the Fund for the one-year period ended 12/31/04.

Small-Cap Value Index Fund*

•

The Fund’s Institutional and Retirement Class current and proposed management fees are both in the first quintile of the Expense Universe (ranking 3 out of 38 funds — Institutional Class; ranking 1 out of 38 — Retirement Class).

*

These Funds subsequently approved the Proposed Agreement at a special meeting of shareholders held on August 31, 2005 (for the Mid-Cap Growth Fund, September 14, 2005). Please see the 2005 special meeting section of this Report for more information on this meeting.

2005 Annual Report	319
Institutional Class • TIAA-CREF Institutional Mutual Funds

Investment management agreements (unaudited)	concluded

•

For the one-year period ended 12/31/04, the Institutional Class and Retirement Class of the Fund were both in the third quintile of their Performance Universes (ranking 100 and 105, respectively, out of 231 funds). (The Fund has not been in operation for three years.)

•	The Fund slightly underperformed its benchmark for the one-year and since inception periods ended 12/31/04.

•	Advisors had a net loss on the Fund for the one-year period ended 12/31/04.

* * * * *

Based on these factors, and the information provided, the Board renewed the Current Agreement and approved the Proposed Agreement with respect to each of the Funds. The Trustees were advised by separate independent legal counsel throughout the review process.

320	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Institutional Class

Important tax information (unaudited)

For the fiscal year ended September 30, 2005, the TIAA-CREF Institutional Mutual Funds designate the following amounts (or the maximum allowable) as being from net long-term capital gains.

	Section 1250	Long Term
Fund	Gains	Capital Gains	Total

International Equity	$—	$1,257,162	$1,257,162
Large-Cap Value	4,757	7,433,724	7,438,481
Mid-Cap Growth	413	4,524,921	4,525,334
Mid-Cap Value	8,185	2,426,822	2,435,007
Small-Cap Equity	7,102	7,857,996	7,865,098
Large-Cap Growth Index	34	910,778	910,812
Large-Cap Value Index	10,954	4,280,475	4,291,429
S&P 500 Index	2,700	3,712,740	3,715,440
Mid-Cap Growth Index	103	2,102,040	2,102,143
Mid-Cap Value Index	8,137	1,844,278	1,852,415
Mid-Cap Blend Index	6,310	2,119,620	2,125,930
Small-Cap Growth Index	3,409	6,029,991	6,033,400
Small-Cap Value Index	9,856	5,673,656	5,683,512
Small-Cap Blend Index	12,069	6,745,731	6,757,800
International Equity Index	—	884,616	884,616
Real Estate Securities	243,862	5,263,470	5,507,332
Social Choice Equity	5,354	438,120	443,474
Bond	—	2,474,711	2,474,711
Inflation-Linked Bond	—	4,193,975	4,193,975

2005 Annual Report	321
Institutional Class • TIAA-CREF Institutional Mutual Funds

Important tax information (unaudited)	continued

For the fiscal year ended September 30, 2005, the TIAA-CREF Institutional Mutual Funds designate the following percentages (or the maximum amount allowable) of ordinary income dividends paid as qualifying for the maximum tax rate of 15% as provided by the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Fund	Percentage

Growth Equity	99.65%
Growth & Income	100.00%
International Equity	22.21%
Large-Cap Value	23.45%
Mid-Cap Growth	51.86%
Mid-Cap Value	18.59%
Small-Cap Equity	17.77%
Large-Cap Growth Index	99.06%
Large-Cap Value Index	80.94%
Equity Index	93.97%
S&P 500 Index	98.68%
Mid-Cap Growth Index	22.10%
Mid-Cap Value Index	39.31%
Mid-Cap Blend Index	43.21%
Small-Cap Growth Index	12.37%
Small-Cap Value Index	17.26%
Small-Cap Blend Index	26.51%
International Equity Index	89.71%
Real Estate Securities	0.54%
Social Choice Equity	93.87%

322	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Institutional Class

Important tax information (unaudited)	concluded

For the fiscal year ended September 30, 2005, the TIAA-CREF Institutional Mutual Funds designate the following percentages (or the maximum amount allowable) of ordinary income dividends paid as qualifying for the corporate dividends received deduction.

Fund	Percentage

Growth Equity	98.51%
Growth & Income	100.00%
International Equity	0.03%
Large-Cap Value	24.97%
Mid-Cap Growth	52.20%
Mid-Cap Value	19.31%
Small-Cap Equity	17.45%
Large-Cap Growth Index	99.08%
Large-Cap Value Index	83.57%
Equity Index	98.45%
S&P 500 Index	98.90%
Mid-Cap Growth Index	26.66%
Mid-Cap Value Index	44.16%
Mid-Cap Blend Index	48.10%
Small-Cap Growth Index	15.16%
Small-Cap Value Index	20.10%
Small-Cap Blend Index	29.93%
International Equity Index	0.09%
Real Estate Securities	0.20%
Social Choice Equity	99.47%

The Institutional International Equity and International Equity Index Funds received income from foreign sources during the year ended September 30, 2005 of $17,260,368 ($.23460 per share) and $4,081,540 ($.28402 per share), respectively, and paid taxes to foreign countries during the year ended September 30, 2005 of $1,259,145 ($.01711 per share) and $265,014 ($.01844 per share), respectively.

The information and distributions reported herein may differ from the information and distributions reported to shareholders for the calendar year ending December 31, 2005, which will be reported in conjunction with your 2005 Form 1099-DIV.

By early 2006, shareholders should receive their Form 1099-DIV and a tax information letter from the Funds. For your specific situation, we recommend that you consult a professional tax advisor.

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328	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Institutional Class

HOW TO REACH US

TIAA-CREF WEBSITE
Account performance, personal account information and transactions, product descriptions, and information about investment choices and income options

www.tiaa-cref.org
24 hours a day, 7 days a week

AUTOMATED TELEPHONE SERVICE
Check account performance and accumulation balances, change allocations, transfer funds and verify credited premiums

800 842-2252
24 hours a day, 7 days a week

TELEPHONE COUNSELING CENTER
Retirement saving and planning, income options and payments, and tax reporting

800 842-2776
8 a.m. to 10 p.m. ET, Monday–Friday
9 a.m. to 6 p.m. ET, Saturday

PLANNING AND SERVICE CENTER
TIAA-CREF Mutual Funds, after-tax annuities and life insurance

800 223-1200
8 a.m. to 10 p.m. ET, Monday–Friday
9 a.m. to 6 p.m. ET, Saturday

FOR HEARING- OR SPEECH-IMPAIRED PARTICIPANTS

800 842-2755
8 a.m. to 10 p.m. ET, Monday–Friday
9 a.m. to 6 p.m. ET, Saturday

TIAA-CREF TRUST COMPANY, FSB
Asset management, trust administration, estate planning, planned giving and endowment management

888 842-9001
8 a.m. to 5 p.m. CT, Monday–Friday

TIAA-CREF TUITION FINANCING, INC.
Tuition financing programs

888 381-8283
8 a.m. to 11 p.m. ET, Monday–Friday

TIAA-CREF Individual & Institutional Services, LLC, and Teachers Personal Investors Services, Inc., distribute securities products. You should consider the investment objectives, risks, charges and expenses carefully before investing. Please call 877 518-9161 or visit www.tiaa-cref.org for a prospectus that contains this and other information. Please read the prospectus carefully before investing.

Teachers Insurance and Annuity Association (TIAA), New York, NY, and TIAA-CREF Life Insurance Co., New York, NY, issue insurance and annuities. TIAA-CREF Trust Company, FSB, provides trust services. TIAA-CREF Tuition Financing, Inc. (TFI) is the program manager for 529 college savings plans. Investment products are not FDIC insured, may lose value and are not bank guaranteed.

©2005 Teachers Insurance and Annuity Association–College Retirement Equities Fund (TIAA-CREF), New York, NY 10017

730 Third Avenue
New York, NY 10017-3206

A30715
C34504	11/05

PERFORMANCE OVERVIEW AS OF SEPTEMBER 30, 2005

Average annual compound rates
of total return

Retirement Class	Inception date	1 year	Since inception

EQUITIES
Growth & Income Fund	10/1/2002	13.32%	15.22%
International Equity Fund	10/1/2002	25.34	24.27
Large-Cap Value Fund	10/1/2002	16.23	21.49
Mid-Cap Growth Fund	10/1/2002	23.72	25.52
Mid-Cap Value Fund	10/1/2002	27.20	28.35
Small-Cap Equity Fund	10/1/2002	16.35	24.18
Large-Cap Growth Index Fund	10/1/2002	11.04	14.15
Large-Cap Value Index Fund	10/1/2002	16.18	19.86
S&P 500 Index Fund	10/1/2002	11.69	16.11
Mid-Cap Growth Index Fund	10/1/2002	22.86	24.27
Mid-Cap Value Index Fund	10/1/2002	25.80	26.14
Mid-Cap Blend Index Fund	10/1/2002	24.62	25.41
Small-Cap Growth Index Fund	10/1/2002	17.67	24.70
Small-Cap Value Index Fund	10/1/2002	17.39	24.39
Small-Cap Blend Index Fund	10/1/2002	17.43	23.51
International Equity Index Fund	10/1/2002	25.04	24.02
Real Estate Securities Fund	10/1/2002	22.86	26.46
Social Choice Equity Fund	10/1/2002	14.41	17.73

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

Understanding this report

This report contains information about the Retirement Class of TIAA-CREF Institutional Mutual Funds and analyzes the funds’ results for the twelve-month period ended September 30, 2005. It includes four main sections:

•	The performance overview on the facing page shows the funds’ returns during a variety of time periods.

•	The letter from TIAA-CREF’s chief investment officer discusses the importance of foreign investments in a diversified portfolio.

•	The fund performance section compares each fund’s returns with those of its benchmark and peer group. This section also provides information about risks and expenses.

•	The financial statements contain detailed information about the operations and financial condition of each fund.

As always, you should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. Please visit our website at www.tiaa-cref.org, or call 877 518-9161 for a prospectus that contains this and other important information. We urge you to read it carefully before investing.

How to reach us	Inside back cover

Report to investors

The following report contains the performance and financial statements for the Retirement Class of the TIAA-CREF Institutional Mutual Funds for the twelve-month period ended September 30, 2005. The financial statements include information about other share classes, which are not the subject of this report.

During the twelve months ended September 30, 2005, foreign stocks outperformed U.S. stocks for the third consecutive year. The Morgan Stanley EAFE® Index, which measures stocks in 21 foreign markets, gained 25.79%, versus 14.57% for the Russell 3000® Index.

          As a result of this sustained superior performance by foreign equities, investors have been shifting assets from domestic stock funds to foreign ones. During the third quarter of 2005, according to AMG Data, Inc., $22.4 billion of the $27.6 billion in net cash inflows reported by equity funds went into non-domestic funds.

          We believe that looking only in the “rearview mirror” is a dangerous guide for an investor. It’s worth noting that, over the ten years ended September 30, the EAFE’s 5.83% annual return has substantially lagged the 9.54% return of the Russell 3000.

          Investors might well wonder which time frame is more significant—the past year or the last decade. However, in this case the fog of performance may be obscuring an important fact about the investment landscape. International diversification can benefit investors even during periods when foreign returns are lagging those at home. By broadening a portfolio’s diversification, foreign investments can reduce volatility so that investors get a smoother ride.

          To appreciate how exposure to foreign stocks can benefit a portfolio, consider world stock market returns over the 25-year period from July 1980 through June 2005. Even though foreign stock returns, on an average annualized basis, trailed domestic returns by two percentage points over this period, a portfolio composed of 75% domestic stocks and 25% foreign stocks would have provided nearly the same level of returns as the domestic-only portfolio, while significantly reducing overall portfolio risk.

          In exchange for a modest 0.26% reduction in portfolio returns per year, a 25% allocation to foreign stocks would have lowered the portfolio’s standard deviation (a measure of the degree to which returns in any year have differed from the mean rate of return) from 17.39% to 16.15%—a reduction of 1.24 percentage points. Such a decrease in volatility can make it easier for an investor to withstand periods of lower returns in order to enjoy the higher returns that may follow.

           Past returns do not guarantee future results, and next year’s market patterns could be quite different. Nevertheless, investing in foreign

2	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Scott C. Evans
Executive Vice President and
Chief Investment Officer

stocks as part of a disciplined investment program can limit the likelihood that a portfolio’s performance will be unduly influenced by any single set of economic factors or market events.

          As of September 30, 2005, foreign stocks made up more than 48% of the market capitalization of the Morgan Stanley World IndexSM, which measures the world’s 23 leading stock markets. Investors who confine themselves to domestic stocks are concentrating their holdings within roughly one-half of the world’s equity market. Such a concentration deprives an investor of the benefits and opportunities that only a truly well-diversified portfolio can provide.

          During the twelve-month period covered by this report, all 18 of the funds offered in the Retirement Class of the TIAA-CREF Institutional Mutual Funds posted double-digit returns. Their advances ranged from the 11.04% return of the Large-Cap Growth Index Fund to the 27.20% return of the Mid-Cap Value Fund.

          TIAA-CREF Institutional Mutual Funds provide equity investors with a choice of active, indexed and socially screened investment strategies.

          Five of our funds seek to outperform their benchmarks within carefully managed levels of risk by combining research-based stock selection techniques with quantitative risk management methods. Three of the funds employing this integrated approach outperformed their benchmark indexes during the period.

          Nine of the funds use index strategies that seek to match the performance of their respective benchmarks as closely as possible while keeping costs low. All nine of these funds closely tracked their benchmarks’ returns during the period, minus the effects of expenses.

          The Small-Cap Equity Fund, Real Estate Securities Fund and Social Choice Equity Fund each lagged its benchmark.

          The following pages provide a detailed explanation of all the funds’ performance during the twelve-month period.

Scott C. Evans
Executive Vice President and
Chief Investment Officer

2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	3

More information for investors

Portfolio listings

SEC rules intended to provide investors with more meaningful information about fund performance allow investment companies to list the top holdings of each fund in their annual and semiannual reports instead of providing complete portfolio listings as they did previously. Companies will continue to file complete listings with the SEC, and these will remain available to investors.

          You can obtain a complete list of the TIAA-CREF Institutional Mutual Funds’ holdings (called “TIAA-CREF Institutional Mutual Funds Statements of Investments”) as of the most recently completed fiscal quarter (currently for the period ended September 30, 2005) in the following ways:

•	by visiting the TIAA-CREF website at www.tiaa-cref.org; or

•	by calling TIAA-CREF at 800 842-2776 to request a copy, which will be provided free of charge.

For the period ended September 30, 2005, and for other reporting periods, you can also obtain a complete listing of TIAA-CREF Institutional Mutual Funds’ holdings on Form N-CSR (for periods ended either March 31 or September 30) or on Form N-Q (for the most recently completed fiscal quarter, either June 30 or December 31):

•	through the Electronic Data Gathering and Retrieval System (EDGAR) on the SEC’s website at www.sec.gov; or

•	at the SEC’s Public Reference Room. (Call 800 SEC-0330 for more information.)

Proxy voting

TIAA-CREF Institutional Mutual Funds’ ownership of stock gives it the right to vote on proxy issues of companies in which it invests. A description of our proxy voting policies and procedures can be found at our website at www.tiaa-cref.org or on the SEC website at www.sec.gov. You may also call us at 800 842-2776 to request a free copy. A report of how the funds voted during the most recently completed twelve-month period ended June 30 can be found at our website or at www.sec.gov.

Contacting TIAA-CREF

There are three easy ways to contact us: by email, using the Contact/Help link at the top of our homepage; by mail at TIAA-CREF, 730 Third Avenue, New York, NY 10017-3206; or by phone at 800 842-2776.

Fund management

TIAA-CREF Institutional Mutual Funds are managed by the portfolio management teams of Teachers Advisors, Inc. The members of these teams are responsible for the day-to-day management of the funds.

4	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Special terms

Benchmarks (benchmark indexes) are groups of securities, such as the Russell 3000® Index or S&P 500® Index, whose performance can be compared with the performance of an investment.*

Expense ratio is the amount that investors pay for the management of a mutual fund. The amount is expressed as a percentage of the fund’s average net assets. Expense ratios do not include front-end or back-end sales charges, if any, or trading costs. See “Total return.”

Inception date is the first date on which investors can invest in a fund. The fund begins to record investment performance on that date.

Market capitalization is the total value of a company’s outstanding stock. It is calculated by multiplying the total number of a company’s outstanding shares by the current market price per share.

Overweight holding is a security held by a fund. In terms of market capitalization, it forms a larger percentage of the fund than that same security’s percentage of the benchmark. Fund managers may overweight those securities they think will produce higher returns than the benchmark. See also “Underweight holding.”

Peer groups are groupings of mutual funds with a similar objective whose performance is compared with the performance of a single mutual fund.

Relative performance is the return of a mutual fund in relation to the return of its benchmark index.

Securities is a general name for stocks (also known as “equities”), bonds (also known as “fixed-income” investments) or other investments.

Total return is the amount an investment provides to investors after expenses are deducted.Total return is expressed as a percentage. It includes any interest or dividends, as well as any change in the market value of the fund’s holdings.

Underweight holding is a security held by a fund. In terms of market capitalization, it forms a smaller percentage of the fund than that same security’s percentage of the benchmark. Fund managers may underweight those securities they think will produce lower returns than the benchmark. See also “Overweight holding.”

*

Russell 3000 is a trademark and service mark of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company. S&P 500 is a registered trademark and a service mark of the McGraw-Hill Companies, Inc.

2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	5

Understanding investment risk

All investing involves an element of risk. For example, investors in U.S. Treasury bonds, which are generally considered among the safest of investments, face the risk that inflation will erode their principal and interest over time.

          Some risks apply to all investments; others affect only particular types of securities. For example, any publicly traded security, such as a stock or a bond, may be hard to sell in certain market conditions; this is referred to as “market risk.” Credit risk, on the other hand—the risk that a company may be unable to pay interest, or to repay principal, on its bonds—does not apply to stocks.

          In general, funds that invest in stocks are subject to market risk and company risk. Bond funds are subject to market risk, company risk, interest-rate risk, credit risk, prepayment risk, extension risk and income volatility risk. A fund that operates in a limited area of either the stock or bond markets is subject to additional, special risks. For a full explanation of the funds’ risks, please see the prospectus.

          The glossary below describes the general risks outlined above, as well as the special risks described in the discussions of each fund. We hope this information will help you make the investment choices best suited to your financial situation.

Company risk is the risk that the earnings prospects and overall financial position of the issuer of a security will deteriorate, causing a decline in the security’s value over short or extended periods of time.

Credit risk (a type of company risk) is the risk that a decline in a company’s overall financial soundness may make it unable to pay principal and interest on bonds when due.

Dividend risk is the risk associated with investments in stocks paying relatively high dividends. These stocks may significantly underperform other stocks during periods of rapid market appreciation.

Extension risk is the risk of decline in value for certain fixed-income securities because principal payments are not made as early as possible.

Foreign investment risks are the risks of investing in securities of foreign issuers, in securities or contracts traded on foreign exchanges or in foreign markets, or in securities or contracts payable in foreign currency. Foreign investing involves special risks, including erratic market conditions, economic and political instability, and fluctuations in currency exchange rates. These investment risks may be magnified in emerging markets.

Growth investing risks include the risk that, due to their relatively high valuations, growth stocks will be more volatile than value stocks. In addition, because the value of growth companies is generally a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained.

Income volatility risk is the risk that the level of current income from a portfolio of fixed-income securities may decline in certain interest-rate environments.

6	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Index risk is the risk that a fund’s performance will not match the performance of its benchmark index for any period of time. Although the fund attempts to closely track the investment performance of the index, it may not duplicate the composition of this index. In addition, the fund’s performance, unlike that of its index, is affected by investment and other operating expenses.

Interest-rate risk (a type of market risk) is the risk that bond prices or a fund’s income may decline if interest rates change.

Large-cap risk is the risk that, by focusing on investments in securities of larger companies, a fund may have fewer opportunities to identify securities that the market misprices. In addition, larger companies may grow more slowly than the economy as a whole or not at all.

Market risk is the risk that the price of securities may decline in response to general market and economic conditions or events.

Mid-cap risk is the risk that the securities of medium-sized companies will be more volatile than those of larger companies. In addition, the securities of medium-sized companies may be harder to buy or sell than those of larger, more established companies.

Prepayment risk is the risk of a decline for certain fixed-income securities that allow for the prepayment of principal, and the risk that a fund’s income will decline as a result.

Real estate investing risks are the risks associated with real estate ownership, including fluctuations in property values, higher expenses or lower income than expected, and potential environmental problems and liability.

Real estate securities risk is the risk that a fund that concentrates its investments in real estate securities and holds securities of relatively few issuers may experience greater fluctuations in value and be subject to a greater risk of loss than other mutual funds.

Risk of socially screened investing is the possibility that, because its social screens exclude some investments, a fund may not be able to take advantage of the same opportunities or market trends as funds that do not use such criteria.

Small-cap risk is the risk that the securities of smaller companies may experience steeper fluctuations in price than those of larger companies. These securities may also have to be sold at a discount from their current market prices or in small lots over an extended period.

Style risk is the risk that a fund’s growth-investing or value-investing style may be out of favor in the marketplace for various periods of time.

Value investing risks are the risks that (1) the issuer’s potential business prospects may not be realized; (2) the securities’ potential values may never be recognized by the market; and (3) due to unanticipated problems associated with the issuer or industry, the securities were appropriately priced (or overpriced) when acquired.

2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	7

Important information about expenses
DISCLOSURE

Shareholders in the TIAA-CREF Institutional Mutual Funds incur only one of two potential types of costs.

•	Shareholders incur no transaction costs, including sales charges (loads) on purchases, on reinvested dividends or on other distributions. There are also no redemption fees or exchange fees.

•	However, they do incur ongoing costs, including management fees and other fund expenses.

The examples that appear on the performance pages are intended to help you understand your ongoing costs (in dollars) of investing in each fund. The examples are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2005, and held for six months until September 30, 2005.

Actual expenses

The first line in each table uses the fund’s actual expenses and its actual rate of return. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the six-month period.

          Simply divide your fund value by $1,000 (for example, an $8,600 fund value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses paid” to estimate the expenses you paid during the six-month period.

Hypothetical example for comparison purposes

The second line in the table shows hypothetical fund values and hypothetical expenses based on the fund’s actual expense ratio for the six-month period and an assumed annual rate of return of 5% before expenses—which is not the fund’s actual return.

          Do not use the hypothetical fund values and hypothetical expenses to estimate the actual expenses you paid for the period. Instead, you can use this information to compare the ongoing costs of investing in an individual fund with the ongoing costs of other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

8	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Growth & Income Fund	Dividend-paying stocks

DISCUSSION

Performance in the twelve months ended September 30, 2005

The Growth & Income Fund returned 13.32% for the Retirement Class, topping the 12.25% return of the fund’s benchmark, the S&P 500® Index, and the 13.17% average return of similar funds, as measured by the Morningstar Large Blend category.

Large caps trail the broader market

For the period, the large-cap stocks of the S&P 500 lagged the overall U.S. stock market. The Russell 3000® Index, which includes stocks of all sizes, rose 14.57%, boosted by strength in small- and mid-cap stocks.

          For the twelve-month period, all ten industry sectors of the fund’s benchmark posted positive returns. Energy, which constitutes one-tenth of the benchmark in terms of market capitalization, was the star performer, soaring 48.51%. Utilities also had a banner year, gaining 38.67%, but that sector made up less than 4% of the S&P 500 Index. The weakest return came from materials, which added only 1.91%.

          Most of the market’s gains occurred in the fourth quarter of 2004. During these three months, the S&P 500 jumped 9.23%. The benchmark gave back 2.15% in the first quarter of 2005 but rose 5.02% over the next six months.

Stock selections lift the fund above the benchmark

The fund outpaced the S&P 500 on the strength of individual stock selections. Top contributions came from overweights, relative to the benchmark, in energy company EOG Resources, Coventry Health Care, Qualcomm and online prescription provider Express Scripts. A position in Google, a stock not included in the benchmark, also added value.

          The biggest detractors from relative performance included two pharmaceutical companies, Andrx Corp. and OSI Pharmaceuticals. These non-benchmark stocks did not perform as expected. Overweight positions in several other stocks, including Avon Products and home mortgage provider Fannie Mae, also lowered returns. However, positive contributors more than offset detractors, enabling the fund to beat its benchmark.

          On September 30, 2005, foreign securities made up 6.06% of the fund’s total invested assets.

2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	9

Growth & Income Fund	Dividend-paying stocks

Investment objective

The fund seeks a favorable long-term total return through both capital appreciation and investment income, primarily from income-producing equity securities.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including growth investing risks, large-cap risk, style risk, dividend risk and foreign investment risks. For a further discussion of risk, please see page 6.

The fund’s benchmark

The S&P 500® Index is a market-capitalization-weighted index of the 500 leading companies in major industries of the U.S. economy. You cannot invest directly in this index.

Performance as of September 30, 2005			Ticker symbol: TRGIX

	Average annual compound rates of total return*		Cumulative rates of total return*

		since	since
	1 year	inception[1]	inception[1]

Growth & Income Fund
Retirement Class	13.32%	15.22%	53.02%

Benchmark:
S&P 500 Index[2]	12.25	16.70	59.01

Peer group:
Morningstar Large Blend	13.17	15.72	55.26

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

[1]	Inception date: October 1, 2002

[2]	S&P 500 is a registered trademark and a service mark of the McGraw-Hill Companies, Inc.

10	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $15,302 as of September 30, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Retirement Class

Best quarter: 14.25%, for the quarter ended June 30, 2003
Worst quarter: –3.74%, for the quarter ended March 31, 2003

2005 Annual Report	11
Retirement Class • TIAA-CREF Institutional Mutual Funds

Growth & Income Fund	Dividend-paying stocks

PERFORMANCE

Fund expenses—six months ended September 30, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume $1,000 was invested on April 1, 2005, and held for six months until September 30, 2005. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Growth & Income Fund (Retirement Class)—expense example
	Starting fund value (4/1/05)	Ending fund value (9/30/05)		Expenses paid† (4/1/05–9/30/05)

Actual return	$1,000.00	$1,054.14		$2.26
5% annual hypothetical return	1,000.00	1,022.84	‡	2.23

†

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.44%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization as of 9/30/2005	Percent of portfolio

Large: over $5 billion	91.42
Middle: $1 billion-$5 billion	8.44
Small: under $1 billion	0.14

Total	100.00

Fund facts

Inception date
Retirement Class	10/1/2002
Net assets (9/30/2005)	$58.73 million

12	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Retirement Class

International Equity Fund	Foreign stocks

DISCUSSION

Performance in the twelve months ended September 30, 2005

The International Equity Fund returned 25.34% for the Retirement Class, compared with 25.79% for the fund’s benchmark, the Morgan Stanley EAFE® Index, and the 25.15% average return of similar funds, as measured by the Morningstar Foreign Large Blend category.

Foreign stocks continue to soar

Foreign stocks outperformed domestic issues for the third consecutive twelve-month period. The jump in the EAFE index, which tracks stocks in 21 developed nations excluding the United States and Canada, far exceeded the 14.57% return of the Russell 3000® Index, which measures the broad U.S. stock market.

          More than half of the EAFE index’s gain for the period came in the fourth quarter of 2004, when the index rose 15.32%. In the first and second quarters of 2005, foreign stock returns sagged as investors worried about higher oil prices, interest rates and inflation. In dollar terms, the EAFE index lost 0.17% in the first quarter and 1.01% in the second quarter. Upward momentum returned in the third quarter, when the index rose 10.38% in dollar terms, helped by a 19.18% surge in Japanese stocks.

          For U.S. investors, currency factors played a significant role in the returns of foreign stocks. After weakening against the pound, euro and yen in the fourth quarter of 2004, the dollar showed strength for the remainder of the twelve-month period. As a result, the gains the index made in terms of local currencies during the first two quarters of 2005 became modest losses in dollar terms. In the third quarter, the dollar’s strength trimmed the EAFE index’s 11.45% return in local currencies to 10.38% in dollars.

Strong returns trail the benchmark

Detractors from the fund’s relative performance included overweight holdings in stocks that did not perform as anticipated, such as German pharmaceutical company Altana and three Swiss firms: staffing company Adecco, chemical producer Lonza and semiconductor maker STMicroelectronics. Underweightings in well-performing stocks such as British pharmaceutical firm AstraZeneca and British mining company Rio Tinto also reduced the fund’s return.

          Among the positive contributors to relative performance were greater-than-benchmark weightings in Finnish energy company Fortum, German defense contractor Rheinmetall and German stock exchange operator Deutsche Börse. The fund also benefited from underweighting stocks such as British wireless provider Vodafone and British bank HSBC Holdings, and from avoiding German electrical engineering firm Siemens.

2005 Annual Report	13
Retirement Class • TIAA-CREF Institutional Mutual Funds

International Equity Fund	Foreign stocks

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including foreign investment risks and small-cap risk. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Morgan Stanley Capital International EAFE® (Europe, Australasia, Far East) Index measures the performance of the leading stocks in 21 developed countries outside of North America. You cannot invest directly in this index.

Performance as of September 30, 2005			Ticker symbol: TRERX

	Average annual compound rates of total return*		Cumulative rates of total return*
	1 year	since inception[1]	since inception[1]

International Equity Fund
Retirement Class	25.34%	24.27%	92.03%

Benchmark:
Morgan Stanley EAFE Index[2]	25.79	24.59	93.51

Peer group:
Morningstar Foreign Large Blend	25.15	22.03	82.01

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

[1]	Inception date: October 1, 2002

[2]	EAFE is a trademark of Morgan Stanley Capital International, Inc.

14	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $19,203 as of September 30, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Retirement Class

Best quarter: 17.98%, for the quarter ended December 31, 2003
Worst quarter: –7.40%, for the quarter ended March 31, 2003

2005 Annual Report	15
Retirement Class • TIAA-CREF Institutional Mutual Funds

International Equity Fund	Foreign stocks

PERFORMANCE

Fund expenses—six months ended September 30, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume $1,000 was invested on April 1, 2005, and held for six months until September 30, 2005. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	International Equity Fund (Retirement Class)—expense example
	Starting fund value	Ending fund value	Expenses paid†
	(4/1/05)	(9/30/05)	(4/1/05–9/30/05)

Actual return	$1,000.00	$1,094.42	$2.88
5% annual hypothetical return	1,000.00	1,022.29 ‡	2.78

†

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.55%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Diversification among world markets

Country	Percent of invested assets

Japan	21.8
Germany	15.0
Switzerland	13.5
France	12.3
United Kingdom	9.7
Italy	5.0
Australia	4.5
Spain	3.8
Finland	3.8
11 other nations	9.6
Short-term investments	1.0

Total	100.0

Portfolio breakdown by company size

Capitalization as of 9/30/2005	Percent of portfolio

Large: over $5 billion	80.90
Middle: $1 billion-$5 billion	17.25
Small: under $1 billion	1.85

Total	100.00

Fund facts

Inception date
Retirement Class	10/1/2002
Net assets (9/30/2005)	$231.87 million

16	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Retirement Class

Large-Cap Value Fund	Value stocks of larger companies

DISCUSSION

Performance in the twelve months ended September 30, 2005

The Large-Cap Value Fund gained 16.23% for the Retirement Class. The fund’s benchmark, the Russell 1000® Value Index, returned 16.69%, versus the 13.67% average return of similar funds, as measured by the Morningstar Large Value category.

Value stocks thump growth stocks again

Value stocks continued to outperform growth issues. During the twelve-month period, the Russell 3000® Value Index climbed 16.78%, while the Russell 3000 Growth Index rose 12.13%. For the previous twelve months, from October 2003 through September 2004, the difference was far greater: value stocks outgained their growth counterparts by 20.89% to 7.82%.

          These indexes are subsets of the Russell 3000 Index, and each covers all cap sizes. For the ten-year period ended September 30, 2005, value posted an average annual return of 11.59% versus only 6.62% for growth.

          Within the value category, however, large-cap stocks did not keep pace during the twelve-month period with the 26.13% increase of mid caps and the 17.75% advance of small caps.

Returns are strong but trail the benchmark

During the period, the fund slightly lagged the solid gain of the benchmark because of lower-than-expected returns from selections such as home mortgage provider Fannie Mae, Fifth Third Bancorp and autoparts maker Delphi. Holdings in Northwest Airlines and semiconductor manufacturer Atmel, two stocks not included in the benchmark, as well as such underweight positions as Valero Energy and Burlington Resources, also reduced returns.

          These detractors were partially offset by overweight holdings in several stocks that performed exceptionally well. The largest contributors to relative performance came from Altria (the parent company of Philip Morris), Sears, Allegheny Energy and Hewlett-Packard. Returns were also boosted by several stocks not included in the benchmark, including construction materials manufacturer USG and the French industrial giant Alstom.

          On September 30, 2005, foreign securities made up 5.79% of the fund’s total invested assets.

2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	17

Large-Cap Value Fund	Value stocks of larger companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including large-cap risk, value investing risks, style risk and foreign investment risks. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Russell 1000® Value Index is a subset of the Russell 1000 Index, which measures the performance of the 1,000 largest companies in the Russell 3000® Index, based on market capitalization. The Russell 1000 Value Index measures the performance of those stocks of the Russell 1000 with lower price-to-book ratios and lower relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of September 30, 2005	Ticker symbol: TRLCX

	Average annual compound		Cumulative rates
	rates of total return*		of total return*

		since	since
	1 year	inception[1]	inception[1]

Large-Cap Value Fund
Retirement Class	16.23%	21.49%	79.40%

Benchmark:
Russell 1000 Value Index[2]	16.69	20.46	74.89

Peer group:
Morningstar Large Value	13.67	17.74	63.55

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

[1]	Inception date: October 1, 2002

[2]	Russell 1000 and Russell 3000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

18	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $17,940 as of September 30, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Retirement Class

Best quarter: 18.37%, for the quarter ended June 30, 2003
Worst quarter: –5.23%, for the quarter ended March 31, 2003

2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	19

Large-Cap Value Fund	Value stocks of larger companies

PERFORMANCE

Fund expenses—six months ended September 30, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

           The examples assume $1,000 was invested on April 1, 2005, and held for six months until September 30, 2005. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Large-Cap Value Fund (Retirement Class)—expense example

	Starting fund value (4/1/05)	Ending fund value (9/30/05)		Expenses paid† (4/1/05–9/30/05)

Actual return	$1,000.00	$1,036.45		$2.45
5% annual hypothetical return	1,000.00	1,022.64	‡	2.43

†

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.48%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization as of 9/30/2005	Percent of portfolio

Large: over $5 billion	82.28
Middle: $1 billion–$5 billion	15.78
Small: under $1 billion	1.94

Total	100.00

Fund facts

Inception date
Retirement Class	10/1/2002
Net assets (9/30/2005)	$159.06 million

20	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Mid-Cap Growth Fund	Growth stocks of medium-sized companies

DISCUSSION

Performance in the twelve months ended September 30, 2005

The Mid-Cap Growth Fund returned 23.72% for the Retirement Class, topping both the 23.47% return of the fund’s benchmark, the Russell Midcap® Growth Index, and the 20.29% average return of similar funds, as measured by the Morningstar Mid-Cap Growth category.

Mid caps stay ahead of the market

For the sixth consecutive twelve-month period, mid-cap stocks solidly outperformed the broad U.S. stock market. The Russell Midcap Index topped the Russell 3000® Index by more than ten percentage points.

           The category continued to benefit from the market’s preference for mid caps over small caps and large caps. The Russell Midcap Index jumped 25.10%, while the small caps of the Russell 2000® Index gained 17.95% and the large caps of the Russell 1000® Index returned 14.26%. Within the mid-cap range, mid-cap growth stocks lagged mid-cap value issues, which returned 26.13% for the period, as measured by the Russell Midcap Value Index.

           The gains of mid-cap growth stocks, like those of the broader market, took place mainly in the fourth quarter of 2004. During those three months, mid-cap growth issues climbed 13.94%. For the twelve-month period, eleven of the twelve sectors of the Russell Midcap Growth Index enjoyed double-digit returns, with the largest contributions coming from the technology and health care sectors.

Stock selections send returns above the benchmark’s

Numerous successful stock selections enabled the fund to outperform its benchmark. These included over-weight positions, relative to the benchmark, in energy company EOG Resources, online prescription provider Express Scripts and Consol Energy. These stocks posted exceptionally strong gains—EOG, for example, soared 128.6%. Also boosting returns were stocks not listed in the benchmark, including Monsanto.

           The largest detractor from performance was Great Wolf Resorts, another non-benchmark stock. Overweights in several stocks that did not perform as expected, including telecommunications company Avaya and medical products maker Biomet, also reduced returns slightly. However, contributors more than offset detractors, allowing the fund to beat its benchmark.

           On September 30, 2005, foreign securities made up 0.37% of the fund’s total invested assets.

2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	21

Mid-Cap Growth Fund	Growth stocks of medium-sized companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including mid-cap risk, growth investing risks, style risk and foreign investment risks. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Russell Midcap® Growth Index is a subset of the Russell Midcap Index, which measures the performance of the 800 smallest companies in the Russell 1000® Index, based on market capitalization. The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher price-to-book ratios and higher relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of September 30, 2005	Ticker symbol: TRGMX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	since inception[1]

Mid-Cap Growth Fund
Retirement Class	23.72%	25.52%	97.89%

Benchmark:
Russell Midcap Growth Index[2]	23.47	24.90	94.95

Peer group:
Morningstar Mid-Cap Growth	20.29	19.58	71.65

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

[1]	Inception date: October 1, 2002

[2]	Russell Midcap and Russell 1000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

22	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $19,789 as of September 30, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Retirement Class

Best quarter: 18.34%, for the quarter ended June 30, 2003
Worst quarter: –4.30%, for the quarter ended September 30, 2004

2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	23

Mid-Cap Growth Fund	Growth stocks of medium-sized companies

PERFORMANCE

Fund expenses—six months ended September 30, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

           The examples assume $1,000 was invested on April 1, 2005, and held for six months until September 30, 2005. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Mid-Cap Growth Fund (Retirement Class)—expense example

	Starting fund value (4/1/05)	Ending fund value (9/30/05)		Expenses paid† (4/1/05–9/30/05)

Actual return	$1,000.00	$1,086.49		$2.51
5% annual hypothetical return	1,000.00	1,022.64	‡;	2.43

†

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.48%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization as of 9/30/2005	Percent of portfolio

Large: over $5 billion	69.65
Middle: $1 billion–$5 billion	27.45
Small: under $1 billion	2.90

Total	100.00

Fund facts

Inception date
Retirement Class	10/1/2002
Net assets (9/30/2005)	$131.94 million

24	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Mid-Cap Value Fund	Value stocks of medium-sized companies

DISCUSSION

Performance in the twelve months ended September 30, 2005

The Mid-Cap Value Fund returned 27.20% for the Retirement Class, outpacing the 26.13% return of the fund’s benchmark, the Russell Mid-cap® Value Index, and the 18.77% average return of similar funds, as measured by the Morningstar Mid-Cap Value category.

Mid-cap value leads the market again

For the fifth consecutive twelve-month period, mid-cap value stocks solidly outperformed the broad U.S. stock market. The gain of the Russell Midcap Value Index topped that of the Russell 3000® Index by more than eleven percentage points.

          The category continued to benefit from the market’s preference for value over growth and for mid caps over other cap sizes. While value’s lead over growth narrowed during the period, mid-cap stocks remained well ahead of small caps and large caps. The Russell Midcap Index jumped 25.10%, while the small caps of the Russell 2000® Index gained 17.95% and the large caps of the Russell 1000® Index returned 14.26%.

          The gains of mid-cap value stocks, like those of the broader market, took place mostly in the fourth quarter of 2004. For those three months, mid-cap value issues advanced 13.46%.

          For the twelve-month period, all twelve sectors of the Russell Midcap Value Index enjoyed double-digit returns, with the largest contributions coming from the financial, utilities and “other energy” sectors.

Stock selections lift returns above the benchmark’s

The fund outperformed its benchmark because of numerous successful stock selections. These included overweight positions in Allegheny Energy, construction materials manufacturer USG, and two HMOs, Pacificare Health Systems and WellPoint. These stocks posted exceptionally strong gains—USG, for example, soared 277%. Also boosting returns were stocks not listed in the benchmark, including Hudson City Bancorp and Oregon Steel Mills.

          An overweight in autoparts maker Lear was the largest detractor from performance. The exclusion of Edison International and Apple Computer also lowered returns slightly. However, contributors more than offset detractors, enabling the fund to beat its benchmark.

          On September 30, 2005, foreign securities made up 5.91% of the fund’s total invested assets.

2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	25

Mid-Cap Value Fund	Value stocks of medium-sized companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including mid-cap risk, value investing risks, style risk and foreign investment risks. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Russell Midcap® Value Index is a subset of the Russell Midcap Index, which measures the performance of the 800 smallest companies in the Russell 1000® Index, based on market capitalization. The Russell Midcap Value Index measures the performance of those stocks of the Russell Midcap Index with lower price-to-book ratios and lower relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of September 30, 2005	Ticker symbol: TRVRX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	since inception[1]

Mid-Cap Value Fund Retirement Class	27.20%	28.35%	111.61%

Benchmark:
Russell Midcap Value Index[2]	26.13	26.65	103.28

Peer group:
Morningstar Mid-Cap Value	18.77	22.14	82.82

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

[1]	Inception date: October 1, 2002

[2]	Russell Midcap and Russell 1000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

26	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $21,161 as of September 30, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Retirement Class

Best quarter: 18.72%, for the quarter ended June 30, 2003
Worst quarter: –3.98%, for the quarter ended March 31, 2003

2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	27

Mid-Cap Value Fund	Value stocks of medium-sized companies

PERFORMANCE

Fund expenses—six months ended September 30, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2005, and held for six months until September 30, 2005. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Mid-Cap Value Fund (Retirement Class)—expense example

	Starting fund value (4/1/05)	Ending fund value (9/30/05)		Expenses paid† (4/1/05–9/30/05)

Actual return	$1,000.00	$1,084.30		$2.50
5% annual hypothetical return	1,000.00	1,022.64	‡	2.43

†

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.48%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization as of 9/30/2005	Percent of portfolio

Large: over $5 billion	63.13
Middle: $1 billion–$5 billion	29.31
Small: under $1 billion	7.56

Total	100.00

Fund facts

Inception date
Retirement Class	10/1/2002
Net assets (9/30/2005)	$266.36 million

28	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Small-Cap Equity Fund	Stocks of smaller companies

DISCUSSION

Performance in the twelve months ended September 30, 2005

The Small-Cap Equity Fund returned 16.35% for the Retirement Class, trailing the 17.95% return of its benchmark, the Russell 2000® Index. The average return of similar funds was 19.24%, as measured by the Morningstar Small Blend category.

Fourth-quarter gains drive returns

For the twelve-month period, small caps trailed mid caps, which rose 25.10%, but easily surpassed the 14.26% return of large-cap stocks. The Russell 2000 Index also outpaced the 14.57% gain of the Russell 3000® Index, which measures the broad U.S. market.

          Most of the gains of small caps, like those of the broader market, took place during the fourth quarter of 2004. The Russell 2000 Index rose 14.09% during the three-month period—the eighth time in ten years that small caps delivered a fourth-quarter gain.

          All of the benchmark’s sectors ended the twelve-month period with double-digit gains. Soaring 70.7%, the “other energy” sector was the largest contributor to benchmark performance. The financial and consumer discretionary goods sectors, also heavy contributors to returns, rose 12.0% and 12.5%, respectively.

Returns are solid but lag the benchmark

Performance relative to the benchmark was hampered by several overweight stocks that did not perform as anticipated. These included R&G Financial, Saxon Capital, Oriental Financial and TransMontaigne, a distributor of crude oil and refined petroleum products. An underweight holding in Amylin Pharmaceuticals also hurt relative performance.

          A large number of successful stock selections made positive contributions to the fund’s performance. These included Frontier Oil; LifeCell, a company that makes surgical products from human tissue; Cal Dive International, a provider of subsea construction and maintenance services; and Goodyear Tire & Rubber.

          The fund continued its use of proprietary mathematical models to evaluate and select attractive stocks in the small-cap category.

2005 Annual Report	29
Retirement Class • TIAA-CREF Institutional Mutual Funds

Small-Cap Equity Fund	Stocks of smaller companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to small-cap risk. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, based on market capitalization. You cannot invest directly in these indexes.

Performance as of September 30, 2005		Ticker symbol: TRSEX

	Average annual compound		Cumulative rates
	rates of total return*		of total return*

	1 year	since inception[1]	since inception[1]

Small-Cap Equity Fund
Retirement Class	16.35%	24.18%	91.62%

Benchmark:
Russell 2000 Index[2]	17.95	24.10	91.23

Peer group:
Morningstar Small Blend	19.24	23.25	88.23

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

[1]	Inception date: October 1, 2002

[2]	Russell 2000 and Russell 3000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

30	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $19,162 as of September 30, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Retirement Class

Best quarter: 23.38%, for the quarter ended June 30, 2003
Worst quarter: –5.64%, for the quarter ended March 31, 2005

2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	31

Small-Cap Equity Fund	Stocks of smaller companies

PERFORMANCE

Fund expenses–six months ended September 30, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2005, and held for six months until September 30, 2005. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Small-Cap Equity Fund (Retirement Class)–expense example

	Starting fund value	Ending fund value	Expenses paid†
	(4/1/05)	(9/30/05)	(4/1/05–9/30/05)

Actual return	$1,000.00	$1,077.20	$2.50
5% annual hypothetical return	1,000.00	1,022.64 ‡	2.43

†

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.48%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Percent of portfolio
Capitalization as of 9/30/2005

Large: over $5 billion	2.60
Middle: $1 billion–$5 billion	50.62
Small: under $1 billion	46.78

Total	100.00

Fund facts

Inception date
Retirement Class	10/1/2002
Net assets (9/30/2005)	$170.41 million

32	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Large-Cap Growth Index Fund	Growth stocks of larger U.S. companies

DISCUSSION

Performance in the twelve months ended September 30, 2005

The Large-Cap Growth Index Fund returned 11.04% for the Retirement Class. The fund’s benchmark, the Russell 1000® Growth Index, returned 11.60%, versus the 13.39% average return of similar funds, as measured by the Morningstar Large Growth category.

Large-cap growth stocks lag the market

As they did in the previous twelvemonth period, large-cap growth stocks trailed the overall U.S. equity market, which returned 14.57%, as measured by the Russell 3000® Index. Large-cap growth stocks also underperformed the 14.26% gain of large caps as a whole, as measured by the Russell 1000 Index, and the 16.69% advance of large-cap value stocks, as measured by the Russell 1000 Value Index.

          Within the growth category, the large-cap Russell 1000 Growth Index trailed the 17.97% rise of the small-cap Russell 2000® Growth Index and the 23.47% surge of the Russell Midcap® Growth Index.

Sectors provide mixed results

During the period, the benchmark’s performance was appreciably better than its 7.51% return for the previous twelve months. Returns were driven by three sectors: technology advanced 14.2%, health care 13.5% and “other energy” a whopping 66.8%.

          The fund’s benchmark did not perform as well as the Russell 1000 Value Index because the “other energy” sector of that index performed even better, soaring 85.3%. Another reason was that the integrated oils sector, which formed a substantial part of the Russell 1000 Value Index and rose nearly 40%, was a negligible component of the Russell 1000 Growth Index.

          Among the largest stocks in the benchmark, General Electric returned 2.8%, Microsoft 4.7% and Johnson & Johnson 14.5%.

          For the twelve-month period, the fund’s returns were comparable to those of its benchmark minus the effects of expenses and of some cash holdings for liquidity. The fund also had a risk profile similar to that of its benchmark.

          As of September 30, 2005, the Russell 1000 Growth Index had an average annual return of –8.64% over the previous five years, compared with –0.72% for the broad-based Russell 3000 Index.

2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	33

Large-Cap Growth Index Fund	Growth stocks of larger U.S. companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic growth companies based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including large-cap risk, growth investing risks, style risk and index risk. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Russell 1000® Growth Index is a subset of the Russell 1000 Index, which measures the performance of the 1,000 largest companies in the Russell 3000® Index, based on market capitalization. The Russell 1000 Growth Index measures the performance of those stocks of the Russell 1000 with higher price-to-book ratios and higher relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of September 30, 2005	Ticker symbol: TRIRX

	Average annual compound		Cumulative rates
	rates of total return*		of total return*

		since	since
	1 year	inception[1]	inception[1]

Large-Cap Growth Index Fund
Retirement Class	11.04%	14.15%	48.81%

Benchmark:
Russell 1000 Growth Index[2]	11.60	14.73	51.07

Peer group:
Morningstar Large Growth	13.39	14.62	51.15

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

[1]	Inception date: October 1, 2002

[2]	Russell 1000 and Russell 3000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

34	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $14,881 as of September 30, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Retirement Class

Best quarter: 14.08%, for the quarter ended June 30, 2003
Worst quarter: –5.38%, for the quarter ended September 30, 2004

2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	35

Large-Cap Growth Index Fund	Growth stocks of larger U.S. companies

PERFORMANCE

Fund expenses–six months ended September 30, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2005, and held for six months until September 30, 2005. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Large-Cap Growth Index Fund (Retirement Class)—expense example

	Starting fund value	Ending fund value	Expenses paid†
	(4/1/05)	(9/30/05)	(4/1/05–9/30/05)

Actual return	$1,000.00	$1,061.83	$2.17
5% annual hypothetical return	1,000.00	1,022.94 ‡	2.13

†

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.42%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Percent of portfolio
Capitalization as of 9/30/2005

Large: over $5 billion	88.98
Middle: $1 billion–$5 billion	10.99
Small: under $1 billion	0.03

Total	100.00

Fund facts

Inception date
Retirement Class	10/1/2002
Net assets (9/30/2005)	$22.40 million

36	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Large-Cap Value Index Fund	Value stocks of larger U.S. companies

DISCUSSION

Performance in the twelve months ended September 30, 2005

The Large-Cap Value Index Fund gained 16.18% for the Retirement Class. The fund’s benchmark, the Russell 1000® Value Index, returned 16.69%, and the average return of similar funds, as measured by the Morningstar Large Value category, was 13.67%.

Value stocks beat growth stocks again

Value stocks continued to outperform growth issues. During the twelve-month period, the Russell 3000® Value Index climbed 16.78%, while the Russell 3000 Growth Index rose 12.13%. These indexes are subsets of the Russell 3000 Index, and each covers all cap sizes. For the five-and ten-year periods ended September 30, 2005, value easily outpaced growth.

          Within the value category, large-cap stocks did not keep pace during the twelve-month period with the 26.13% increase of mid caps and the 17.75% advance of small caps. Mid-and small-cap value stocks also outperformed large-cap value in the five- and ten-year periods ended September 30, 2005.

Gains concentrate in the fourth quarter

Large-cap value stocks rose in all four quarters of the period, but most of the gains occurred during the fourth quarter of 2004. This marked the tenth consecutive year that the Russell 1000 Value Index has made a strong fourth-quarter showing.

          For the twelve-month period ended September 30, 2005, all twelve sectors of the Russell 1000 Value Index gained, led by the 85.3% surge of “other energy” and the 39.1% climb in integrated oils. Both returns were boosted by rising crude oil prices. The weakest performer was the automobile and transportation sector, up 4.3%.

          For the period, ExxonMobil, which is the largest stock in the Russell 1000 Value Index in terms of market capitalization, returned a stellar 34.1%. The next largest, Citigroup, rose 7.1%, followed by Pfizer, which lost 16.1%.

          For the twelve months, the fund’s returns were comparable to those of the benchmark, minus the effects of expenses and of some cash holdings for liquidity. The fund had a risk profile similar to that of the benchmark.

          As of September 30, 2005, the Russell 1000 Value Index had an average annual return of 5.76% over the previous five years, compared with –0.72% for the broad-based Russell 3000 Index.

2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	37

Large-Cap Value Index Fund	Value stocks of larger U.S. companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic value companies based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including large-cap risk, value investing risks, style risk and index risk. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Russell 1000® Value Index is a subset of the Russell 1000 Index, which measures the performance of the 1,000 largest companies in the Russell 3000® Index, based on market capitalization. The Russell 1000 Value Index measures the performance of those stocks of the Russell 1000 with lower price-to-book ratios and lower relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of September 30, 2005	Ticker symbol: TRCVX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	since inception[1]

Large-Cap Value Index Fund
Retirement Class	16.18%	19.86%	72.29%

Benchmark:
Russell 1000 Value Index[2]	16.69	20.46	74.89

Peer group:
Morningstar Large Value	13.67	17.74	63.55

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

[1]	Inception date: October 1, 2002

[2]	Russell 1000 and Russell 3000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

38	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $17,229 as of September 30, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Retirement Class

Best quarter: 16.98%, for the quarter ended June 30, 2003
Worst quarter: –4.89%, for the quarter ended March 31, 2003

2005 Annual Report	39
Retirement Class • TIAA-CREF Institutional Mutual Funds

Large-Cap Value Index Fund	Value stocks of larger U.S. companies

PERFORMANCE

Fund expenses—six months ended September 30, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2005, and held for six months until September 30, 2005. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Large-Cap Value Index Fund (Retirement Class)—expense example

	Starting fund value (4/1/05)	Ending fund value (9/30/05)		Expenses paid† (4/1/05–9/30/05)

Actual return	$1,000.00	$1,051.44		$2.26
5% annual hypothetical return	1,000.00	1,022.84	‡	2.23

†

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.44%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Percent of
Capitalization as of 9/30/2005	portfolio

Large: over $5 billion	88.12
Middle: $1 billion–$5 billion	11.86
Small: under $1 billion	0.02

Total	100.00

Fund facts

Inception date
Retirement Class	10/1/2002
Net assets (9/30/2005)	$0.78 million

40	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

S&P 500 Index Fund	Stocks of larger U.S. companies

DISCUSSION

Performance in the twelve months ended September 30, 2005

The S&P 500 Index Fund gained 11.69% for the Retirement Class, compared with the 12.25% return of the fund’s benchmark, the S&P 500® Index. The average return of similar funds, as measured by the Morningstar Large Blend category, was 13.17%.

Fourth-quarter rally lifts returns

Despite investor worries that included the war in Iraq and the prospect of higher interest rates, the large-cap S&P 500 Index posted a robust 9.23% advance in the fourth quarter of 2004. However, in the first quarter of 2005, stocks retreated 2.15%, leaving the S&P 500 with a 6.88% gain from October 2004 through March 2005.

          During the same six months, the Russell 3000® Index, which tracks the broad U.S. market, increased 7.73%. The Russell 3000’s superior performance versus the S&P 500 Index was driven by strong gains from small caps and mid caps.

          The benchmark rose 1.37% in the second quarter of 2005 and 3.60% in the third, which is well above the historical norm for stocks. For the six months from April through September, the S&P 500 Index climbed 5.02%, trailing the 6.35% increase in the Russell 3000, which was helped by strong returns in small caps and mid caps.

Energy stocks propel returns

All ten industry sectors of the index advanced during the twelve-month period. Energy led the way, jumping 48.51%, thanks to soaring demand and record prices for crude oil. As of September 30, 2005, energy stocks made up 10.3% of the S&P 500 Index, up from 6.0% at the start of 2003. Utilities also had a banner year, gaining 38.67%. The weakest performer was materials, which added only 1.91%.

          For the period, ExxonMobil, which is the largest stock in the S&P 500 Index in terms of market capitalization, returned a stellar 34.1%. The next largest, General Electric, rose 2.8%, followed by Microsoft, which gained 4.7%.

          During the period, the fund’s returns were similar to the benchmark’s, minus the effects of expenses and of some cash holdings for liquidity. The fund also had a risk profile similar to that of its benchmark.

          As of September 30, 2005, the S&P 500 Index had an average annual return of –1.49% over the previous five years, compared with –0.72% for the broad-based Russell 3000 Index.

2005 Annual Report	41
Retirement Class • TIAA-CREF Institutional Mutual Funds

S&P 500 Index Fund	Stocks of larger U.S. companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic companies selected to track U.S. equity markets based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including large-cap risk and index risk. For a further discussion of risk, please see page 6.

The fund’s benchmark

The S&P 500® Index is a market-capitalization-weighted index of the 500 leading companies in major industries of the U.S. economy. You cannot invest directly in this index.

Performance as of September 30, 2005		Ticker symbol: TRSPX

	Average annual compound		Cumulative rates
	rates of total return*		of total return*

		since	since
	1 year	inception[1]	inception[1]

S&P 500 Index Fund
Retirement Class	11.69%	16.11%	56.61%

Benchmark:
S&P 500 Index[2]	12.25	16.70	59.01

Peer group:
Morningstar Large Blend	13.17	15.72	55.26

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

[1]	Inception date: October 1, 2002

[2]	S&P 500 is a registered trademark and a service mark of the McGraw-Hill Companies, Inc.

42	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $15,661 as of September 30, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Retirement Class

Best quarter: 15.11%, for the quarter ended June 30, 2003
Worst quarter: –3.18%, for the quarter ended March 31, 2003

2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	43

S&P 500 Index Fund	Stocks of larger U.S. companies

PERFORMANCE

Fund expenses—six months ended September 30, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2005, and held for six months until September 30, 2005. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

S&P 500 Index Fund (Retirement Class)—expense example

	Starting fund value	Ending fund value	Expenses paid†
	(4/1/05)	(9/30/05)	(4/1/05–9/30/05)

Actual return	$ 1,000.00	$ 1,045.35	$ 2.25
5% annual hypothetical return	1,000.00	1,022.84‡	2.23

†

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.44%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Percent of
Capitalization as of 9/30/2005	portfolio

Large: over $5 billion	96.93
Middle: $1 billion–$5 billion	3.05
Small: under $1 billion	0.02

Total	100.00

Fund facts

Inception date
Retirement Class	10/1/2002
Net assets (9/30/2005)	$98.51 million

44	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Mid-Cap Growth Index Fund	Growth stocks of medium-sized U.S. companies

DISCUSSION

Performance in the twelve months ended September 30, 2005

The Mid-Cap Growth Index Fund returned 22.86% for the Retirement Class. The fund’s benchmark, the Russell Midcap® Growth Index, returned 23.47%, versus the 20.29% average return of similar funds, as measured by the Morningstar Mid-Cap Growth category.

Mid-cap growth outperforms the market

In the twelve-month period, mid-cap growth stocks surpassed the broad U.S. market, as measured by the Russell 3000® Index, by almost nine percentage points. Among growth stocks, mid-cap issues beat the 11.60% return of the large-cap Russell 1000® Growth Index and the 17.97% rise of the small-cap Russell 2000® Growth Index.

Gains are broad-based

A global stock market rally lifted mid-cap growth issues by 13.94% in the fourth quarter of 2004, led by strength in the previously out-of-favor technology and consumer discretionary goods sectors. However, inflation fears and rising oil prices derailed the equity rally in the first quarter of 2005, when mid-cap growth stocks posted a 1.67% decline. Mid caps rose again during the second and third quarters, gaining 10.21% for the six-month period.

          Eleven of the twelve sectors of the Russell Midcap Growth Index enjoyed double-digit gains for the period. The strongest returns were in the utilities sector, which jumped 62.7%, and “other energy,” up 61.1%. The two largest sectors of the index in terms of market capitalization, consumer discretionary goods and technology, advanced 11.7% and 25.1%, respectively.

          During the period, EOG Resources, which is the largest stock in the index in terms of market capitalization, returned a robust 128.6%. The next largest, XTO Energy, gained 87.1%, while Maxim Integrated Products rose just 1.8%.

          For the period, the fund’s returns were comparable to those of the benchmark, minus the effects of expenses and of some cash holdings for liquidity. The fund had a risk profile similar to that of the benchmark.

          As of September 30, 2005, the Russell Midcap Growth Index had an average annual return of –4.50% over the previous five years, compared with –0.72% for the broad-based Russell 3000 Index.

2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	45

Mid-Cap Growth Index Fund	Growth stocks of medium-sized U.S. companies

Investment objective

The fund seeks a favorable long-term return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of medium-sized domestic growth companies based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including mid-cap risk, growth investing risks, style risk and index risk. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Russell Midcap® Growth Index is a subset of the Russell Midcap Index, which measures the performance of the 800 smallest companies in the Russell 1000® Index, based on market capitalization. The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher price-to-book ratios and higher relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of September 30, 2005	Ticker symbol: TRMGX

	Average annual compound		Cumulative rates
	rates of total return*		of total return*

	1 year	since inception[1]	since inception[1]

Mid-Cap Growth Index Fund
Retirement Class	22.86%	24.27%	92.05%

Benchmark:
Russell Midcap Growth Index[2]	23.47	24.90	94.95

Peer group:
Morningstar Mid-Cap Growth	20.29	19.58	71.65

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

[1]	Inception date: October 1, 2002

[2]	Russell Midcap and Russell 1000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

46	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $19,205 as of September 30, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Retirement Class

Best quarter: 18.57%, for the quarter ended June 30, 2003
Worst quarter: –4.47%, for the quarter ended September 30, 2004

2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	47

Mid-Cap Growth Index Fund	Growth stocks of medium-sized U.S. companies

PERFORMANCE

Fund expenses—six months ended September 30, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2005, and held for six months until September 30, 2005. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Mid-Cap Growth Index Fund (Retirement Class)—expense example

	Starting fund value (4/1/05)	Ending fund value (9/30/05)		Expenses paid† (4/1/05–9/30/05)

Actual return	$1,000.00	$1,096.89		$2.31
5% annual hypothetical return	1,000.00	1,022.84	‡	2.23

†

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.44%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization as of 9/30/2005	Percent of portfolio

Large: over $5 billion	62.34
Middle: $1 billion–$5 billion	37.55
Small: under $1 billion	0.11

Total	100.00

Fund facts

Inception date
Retirement Class	10/1/2002
Net assets (9/30/2005)	$0.45 million

48	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Mid-Cap Value Index Fund	Value stocks of medium-sized U.S. companies

DISCUSSION

Performance in the twelve months ended September 30, 2005

The Mid-Cap Value Index Fund returned 25.80% for the Retirement Class, slightly behind the 26.13% return of its benchmark, the Russell Midcap® Value Index, but well ahead of the 18.77% average return of similar funds, as measured by the Morningstar Mid-Cap Value category.

Mid-cap value leads the market

During the twelve months, mid-cap value stocks outperformed the broad U.S. market, as measured by the Russell 3000® Index, by more than eleven percentage points. As they did during the previous twelve months, value stocks as a group outperformed growth stocks. Within the value category, mid-cap issues outpaced other cap sizes: the large-cap Russell 1000® Value Index returned 16.69%, and the small-cap Russell 2000® Value Index rose 17.75%.

A bounding start and strong finish

A global stock market rally in the fourth quarter of 2004 lifted mid-cap value issues to a 13.46% gain. The rally flagged during the first quarter of 2005 because of inflation jitters and rising oil prices, but mid-cap value fared better than most U.S. stock categories, eking out a 0.78% advance.

          Stocks moved higher during the second and third quarters of 2005, and the Russell Midcap Value Index rose 10.31% for those six months.

Stellar sector returns propel the index

For the twelve-month period, all twelve sectors of the Russell Midcap Value Index enjoyed double-digit gains, led by the 90.8% gain of the “other energy” sector. The sector made up only 5.3% of the index in terms of market capitalization as of September 30, but its extraordinary return was a key driver of the mid-cap value outperformance. Leading performers were construction materials manufacturer USG, up 277%, and Chesapeake Energy, which returned 143.6%.

          For the period, the fund’s returns were comparable to those of the benchmark, minus the effects of expenses and of some cash holdings for liquidity. The fund had a risk profile similar to that of the benchmark.

          As of September 30, 2005, the Russell Midcap Value Index had an average annual return of 13.95% over the previous five years, compared with –0.72% for the broad-based Russell 3000 Index.

2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	49

Mid-Cap Value Index Fund	Value stocks of medium-sized U.S. companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of medium-sized domestic value companies based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including mid-cap risk, value investing risks, style risk and index risk. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Russell Midcap® Value Index is a subset of the Russell Midcap Index, which measures the performance of the 800 smallest companies in the Russell 1000® Index, based on market capitalization. The Russell Midcap Value Index measures the performance of those stocks of the Russell Midcap Index with lower price-to-book ratios and lower relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of September 30, 2005	Ticker symbol: TRVUX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	since inception[1]

Mid-Cap Value Index Fund Retirement Class	25.80%	26.14%	100.81%

Benchmark:
Russell Midcap Value Index[2]	26.13	26.65	103.28

Peer group:
Morningstar Mid-Cap Value	18.77	22.14	82.82

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

[1]	Inception date: October 1, 2002

[2]	Russell Midcap and Russell 1000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

50	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $20,081 as of September 30, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Retirement Class

Best quarter: 17.74%, for the quarter ended June 30, 2003
Worst quarter: –4.15%, for the quarter ended March 31, 2003

2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	51

Mid-Cap Value Index Fund	Value stocks of medium-sized U.S. companies

PERFORMANCE

Fund expenses–six months ended September 30, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2005, and held for six months until September 30, 2005. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Mid-Cap Value Index Fund (Retirement Class)–expense example

	Starting fund value (4/1/05)	Ending fund value (9/30/05)		Expenses paid† (4/1/05–9/30/05)

Actual return	$1,000.00	$1,099.79		$2.31
5% annual hypothetical return	1,000.00	1,022.84	‡	2.23

†

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.44%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization as of 9/30/2005	Percent of portfolio

Large: over $5 billion	60.83
Middle: $1 billion–$5 billion	39.10
Small: under $1 billion	0.07

Total	100.00

Fund facts

Inception date Retirement Class	10/1/2002
Net assets (9/30/2005)	$0.29 million

52	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Retirement Class

Mid-Cap Blend Index Fund	Growth and value stocks of medium-sized U.S. companies

DISCUSSION

Performance in the twelve months ended September 30, 2005

The Mid-Cap Blend Index Fund returned 24.62% for the Retirement Class. The fund’s benchmark, the Russell Midcap® Index, returned 25.10%, and the average return of similar funds, as measured by the Morningstar Mid-Cap Blend category, was 19.33%.

Mid-cap momentum continues

As in the previous twelve-month period, mid-cap stocks significantly outperformed the broad U.S. stock market, which returned 14.57%, as measured by the Russell 3000® Index. The return of the Russell Midcap Index was well ahead of both the small-cap Russell 2000® Index, which rose 17.95%, and the large-cap Russell 1000® Index, which gained 14.26%. Among all mid-cap stocks, value outperformed growth.

          More than half of the gain for mid caps occurred in the fourth quarter of 2004, when the Russell Midcap Index advanced 13.66%. In the first quarter of 2005, concerns about higher oil prices and short-term interest rates pushed stock prices down overall. Mid caps, however, weathered the decline better than the broader U.S. market, losing just 0.25% in the quarter, in contrast to the 2.20% drop in the Russell 3000. Stocks moved steadily higher in the second and third quarters, with mid caps leading the overall market.

Energy stocks fuel returns

All twelve of the benchmark’s industry sectors posted double-digit gains for the period. The “other energy” sector performed best, soaring 80%, in response to record-high oil prices. Oil and gas producer EOG Resources, the largest stock in the index, jumped 128.6%. Other star performers included Chesapeake Energy, which surged a remarkable 143.6%, and XTO Energy, which rose 87.1%.

          Each of the benchmark’s five largest sectors—making up more than two-thirds of the index in terms of market capitalization—also produced robust returns: utilities climbed 36.6%, health care 30.8%, technology 26.6%, financials 18.8% and consumer discretionary goods 15.0%.

          For the period, the fund’s returns were comparable to those of its benchmark, minus the effects of expenses and of some cash holdings for liquidity. The fund also had a risk profile similar to that of its benchmark.

         As of September 30, 2005, the Russell Midcap Index had an average annual return of 7.17% over the previous five years, compared with –0.72% for the broad-based Russell 3000 Index.

2005 Annual Report	53
Retirement Class • TIAA-CREF Institutional Mutual Funds

Mid-Cap Blend Index Fund	Growth and value stocks of medium-sized U.S. companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a very broad portfolio of equity securities of medium-sized domestic companies based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including mid-cap risk and index risk. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, based on market capitalization. You cannot invest directly in these indexes.

Performance as of September 30, 2005			Ticker symbol: TRMBX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	since inception[1]

Mid-Cap Blend Index Fund
Retirement Class	24.62%	25.41%	97.34%

Benchmark:
Russell Midcap Index[2]	25.10	25.97	100.01

Peer group:
Morningstar Mid-Cap Blend	19.33	21.57	81.09

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

[1]	Inception date: October 1, 2002

[2]	Russell Midcap and Russell 1000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

54	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $19,734 as of September 30, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Retirement Class

Best quarter: 18.01%, for the quarter ended June 30, 2003
Worst quarter: –2.38%, for the quarter ended March 31, 2003

2005 Annual Report	55
Retirement Class • TIAA-CREF Institutional Mutual Funds

Mid-Cap Blend Index Fund	Growth and value stocks of medium-sized U.S. companies

PERFORMANCE

Fund expenses–six months ended September 30, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2005, and held for six months until September 30, 2005. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Mid-Cap Blend Index Fund (Retirement Class)–expense example

	Starting fund value (4/1/05)	Ending fund value (9/30/05)		Expenses paid† (4/1/05–9/30/05)

Actual return	$1,000.00	$1,099.39		$2.31
5% annual hypothetical return	1,000.00	1,022.84	‡	2.23

†

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.44%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization as of 9/30/2005	Percent of portfolio

Large: over $5 billion	61.19
Middle: $1 billion–$5 billion	38.73
Small: under $1 billion	0.08

Total	100.00

Fund facts

Inception date
Retirement Class	10/1/2002
Net assets (9/30/2005)	$6.34 million

56	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Retirement Class

Small-Cap Growth Index Fund	Growth stocks of smaller U.S. companies

DISCUSSION

Performance in the twelve months ended September 30, 2005

The Small-Cap Growth Index Fund returned 17.67% for the Retirement Class, compared with 17.97% for its benchmark, the Russell 2000® Growth Index, and the 18.53% average return of similar funds, as measured by the Morningstar Small Growth category.

Small-cap growth outshines the broader market

During the period, small-cap growth stocks topped the 14.57% return of the Russell 3000® Index, which measures the broad U.S. equity market. This outperformance reverses the pattern of the twelve months ended September 30, 2004, when the category trailed the overall market.

          The Russell 2000 Growth Index also edged past the 17.75% return of small-cap value issues, as measured by the Russell 2000 Value Index. Among growth stocks as a group, small caps outperformed the 11.60% return of the large-cap Russell 1000® Growth Index but lagged the 23.47% surge of the Russell Midcap® Growth Index.

Energy and health care post outsized gains

During the twelve-month period, eleven of the twelve sectors of the Russell 2000 Growth Index posted double-digit gains. The largest contributor to the benchmark’s overall return was the “other energy” sector, which leaped 81.3% in response to skyrocketing oil prices. In comparison, the same sector within the Russell 2000 Value Index rose 59.3% and contributed less to the performance of that index.

          Other small-cap growth sectors that significantly affected overall returns included consumer discretionary goods, the benchmark’s largest component, which rose a respectable 13.1%. Health care, which made up one-fifth of the benchmark in terms of market capitalization as of September 30, advanced 19.0%.

          For the period, the fund’s performance was comparable to that of the benchmark, minus the effects of expenses and of some cash holdings for liquidity. The fund also had a risk profile similar to that of its benchmark.

          As of September 30, 2005, the Russell 2000 Growth Index posted an average annual return of –2.54% over the previous five years, versus –0.72% for the broader Russell 3000 Index.

2005 Annual Report	57
Retirement Class • TIAA-CREF Institutional Mutual Funds

Small-Cap Growth Index Fund	Growth stocks of smaller U.S. companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of smaller domestic growth companies based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including small-cap risk, growth investing risks, style risk and index risk. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Russell 2000® Growth Index is a subset of the Russell 2000 Index, which measures the performance of the 2,000 smallest companies in the Russell 3000® Index, based on market capitalization. The Russell 2000 Growth Index measures the performance of those stocks of the Russell 2000 with higher price-to-book ratios and higher relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of September 30, 2005			Ticker symbol: TRCGX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	since inception[1]

Small-Cap Growth Index Fund Retirement Class[2]	17.67%	24.70%	94.05%

Benchmark:
Russell 2000 Growth Index[3]	17.97	23.20	87.12

Peer group:
Morningstar Small Growth	18.53	21.17	79.10

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

[1]	Inception date: October 1, 2002

[2]

The since-inception returns shown for this share class reflect the effects of the correction of a transaction processing error that occurred in June 2004. The correction resulted in a gain, which increased the fund’s total returns for this share class.

[3]	Russell 2000 and Russell 3000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

58	2005 Semiannual Report
TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $19,405 as of September 30, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Retirement Class

Best quarter: 23.96%, for the quarter ended June 30, 2003
Worst quarter: –6.96%, for the quarter ended March 31, 2005

2005 Annual Report	59
Retirement Class • TIAA-CREF Institutional Mutual Funds

Small-Cap Growth Index Fund	Growth stocks of smaller U.S. companies

PERFORMANCE

Fund expenses—six months ended September 30, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2005, and held for six months until September 30, 2005. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Small-Cap Growth Index Fund (Retirement Class)—expense example

	Starting fund value (4/1/05)	Ending fund value (9/30/05)		Expenses paid†(4/1/05–9/30/05)

Actual return	$1,000.00	$1,098.29		$2.31
5% annual hypothetical return	1,000.00	1,022.84	‡	2.23

†

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.44%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization as of 9/30/2005	Percent of portfolio

Large: over $5 billion	0.00
Middle: $1 billion–$5 billion	52.38
Small: under $1 billion	47.62

Total	100.00

Fund facts

Inception date
Retirement Class	10/1/2002
Net assets (9/30/2005)	$1.65 million

60	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Small-Cap Value Index Fund	Value stocks of smaller U.S. companies

DISCUSSION

Performance in the twelve months ended September 30, 2005

The Small-Cap Value Index Fund returned 17.39% for the Retirement Class, compared with the 17.75% return of its benchmark, the Russell 2000® Value Index, and the 18.61% average return of similar funds, as measured by the Morningstar Small Value category.

Small-cap value again tops the broad market

For the fifth consecutive twelve-month period, small-cap value stocks outpaced the overall U.S. equity market. As measured by the Russell 3000® Index, the broad market advanced 14.57% for the period. However, small-cap value stocks slightly lagged the 17.97% rise of the Russell 2000 Growth Index, which measures small-cap growth stocks. Among value stocks of all sizes, small caps outperformed the 16.69% advance of the large-cap Russell 1000® Value Index but trailed the 26.13% surge of the Russell Midcap® Value Index.

Sector performance limits benchmark gains

For the twelve months, all of the benchmark’s sectors posted at least double-digit gains. Sectors within the benchmark that significantly boosted its return included “other energy,” which soared 59.3%, and materials and processing, which rose 21.9%. One sector, integrated oils, skyrocketed a remarkable 141.6%, but since this sector makes up a negligible portion of the benchmark in terms of market capitalization, its contribution to overall returns was minimal.

          Despite the robust sector returns, the Russell 2000 Value Index lagged the Russell 2000 Growth Index in part because the financial sector, the largest component of the benchmark in terms of market capitalization as of September 30, returned a relatively modest 12.1%. This sector’s gains were limited by higher short-term interest rates, which trimmed corporate profits during the period by making it more expensive for financial companies to borrow money. In contrast, the financial sector’s 23.3% surge in the previous twelve-month period, when rates were lower, drove the benchmark’s outperformance versus the small-cap growth index during that period.

          For the period, the fund’s performance was comparable to that of its benchmark, minus the effects of expenses and of some cash holdings for liquidity. The fund also had a risk profile similar to that of its benchmark.

          As of September 30, 2005, the Russell 2000 Value Index posted an average annual return of 15.18% over the previous five years, far outpacing the –0.72% return of the broader Russell 3000 Index.

2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	61

Small-Cap Value Index Fund	Value stocks of smaller U.S. companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of smaller domestic value companies based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including small-cap risk, value investing risks, style risk and index risk. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Russell 2000® Value Index is a subset of the Russell 2000 Index, which measures the performance of the 2,000 smallest companies in the Russell 3000® Index, based on market capitalization. The Russell 2000 Value Index measures the performance of those stocks of the Russell 2000 with lower price-to-book ratios and lower relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of September 30, 2005	Ticker symbol: TRSVX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	since inception[1]

Small-Cap Value Index Fund
Retirement Class	17.39%	24.39%	92.57%

Benchmark:
Russell 2000 Value Index[2]	17.75	24.87	94.82

Peer group:
Morningstar Small Value	18.61	24.23	92.38

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

[1]	Inception date: October 1, 2002

[2]	Russell 2000 and Russell 3000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

62	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $19,257 as of September 30, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Retirement Class

Best quarter: 22.55%, for the quarter ended June 30, 2003
Worst quarter: –5.17%, for the quarter ended March 31, 2003

2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	63

Small-Cap Value Index Fund	Value stocks of smaller U.S. companies

PERFORMANCE

Fund expenses—six months ended September 30, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2005, and held for six months until September 30, 2005. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Small-Cap Value Index Fund (Retirement Class)—expense example

	Starting fund value (4/1/05)	Ending fund value (9/30/05)		Expenses paid† (4/1/05–9/30/05)

Actual return	$1,000.00	$1,078.51		$2.29
5% annual hypothetical return	1,000.00	1,022.84	‡	2.23

†

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.44%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization as of 9/30/2005	Percent of portfolio

Large: over $5 billion	0.00
Middle: $1 billion–$5 billion	49.78
Small: under $1 billion	50.22

Total	100.00

Fund facts

Inception date
Retirement Class	10/1/2002
Net assets (9/30/2005)	$1.93 million

64	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Small-Cap Blend Index Fund	Growth and value stocks of smaller U.S. companies

DISCUSSION

Performance in the twelve months ended September 30, 2005

The Small-Cap Blend Index Fund gained 17.43% for the Retirement Class, compared with the 17.95% rise of its benchmark, the Russell 2000® Index, and the 19.24% average return of similar funds, as measured by the Morningstar Small Blend category.

Another banner year for small caps

For the sixth consecutive twelve-month period, small-cap stocks outperformed the overall U.S. equity market. As measured by the Russell 3000® Index, the broad market added 14.57%. Small caps also topped the 14.26% return of the large-cap Russell 1000® Index, but they lagged the 25.10% surge of the Russell Mid-cap® Index. Within the small-cap category, the 17.97% advance of the Russell 2000 Growth Index edged out the 17.75% rise of the Russell 2000 Value Index, reversing the situation in the previous year, when value topped growth.

Sector returns boost the benchmark

All of the benchmark’s sectors ended the twelve-month period with double-digit gains. Soaring 70.7%, the “other energy” sector was the largest contributor to benchmark performance. The financial and consumer discretionary goods sectors were also heavy contributors to returns, rising 12.0% and 12.5%, respectively, for the period. Technology, which dropped 5.9% in the previous twelve months, advanced a respectable 11.0%.

Investors favor small caps

In the fourth quarter of 2004, small-cap stocks outpaced the broad market advance, which was triggered by falling oil prices. In the first quarter of 2005, climbing oil prices and short-term interest rates unnerved investors, and small caps declined 5.34%, more sharply than the overall market.

          For the second half of the period, the Russell 2000 returned 9.21%. As the economic news allayed fears of soaring inflation and higher interest rates, investors again turned to small caps in pursuit of higher returns. According to Lipper, Inc., roughly $2.5 billion poured into small-cap stock mutual funds in the first nine months of 2005.

          For the period, the fund’s performance was comparable to that of its benchmark, minus the effects of expenses and of some cash holdings for liquidity. The fund also had a risk profile similar to that of its benchmark.

          As of September 30, 2005, the Russell 2000 Index posted an average annual return of 6.45% over the previous five years, significantly outpacing the –0.72% return of the broader Russell 3000 Index.

2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	65

Small-Cap Blend Index Fund	Growth and value stocks of smaller U.S. companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of smaller domestic companies based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including small-cap risk and index risk. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, based on market capitalization. You cannot invest directly in these indexes.

Performance as of September 30, 2005	Ticker symbol: TRBIX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	since inception[1]

Small-Cap Blend Index Fund
Retirement Class	17.43%	23.51%	88.53%

Benchmark:
Russell 2000 Index[2]	17.95	24.10	91.23

Peer group:
Morningstar Small Blend	19.24	23.25	88.23

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

[1]	Inception date: October 1, 2002

[2]	Russell 2000 and Russell 3000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

66	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $18,853 as of September 30, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Retirement Class

Best quarter: 23.24%, for the quarter ended June 30, 2003
Worst quarter: –5.47%, for the quarter ended March 31, 2005

2005 Annual Report	67
Retirement Class • TIAA-CREF Institutional Mutual Funds

Small-Cap Blend Index Fund	Growth and value stocks of smaller U.S. companies

PERFORMANCE

Fund expenses—six months ended September 30, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2005, and held for six months until September 30, 2005. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Small-Cap Blend Index Fund (Retirement Class)—expense example

	Starting fund value (4/1/05)	Ending fund value (9/30/05)		Expenses paid† (4/1/05–9/30/05)

Actual return	$1,000.00	$1,088.30		$2.30
5% annual hypothetical return	1,000.00	1,022.84	‡	2.23

†

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.44%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Percent of
Capitalization as of 9/30/2005	portfolio

Large: over $5 billion	0.50
Middle: $1 billion–$5 billion	50.54
Small: under $1 billion	48.96

Total	100.00

Fund facts

Inception date
Retirement Class	10/1/2002
Net assets (9/30/2005)	$0.41 million

68	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

International Equity Index Fund	Foreign stocks

DISCUSSION

Performance in the twelve months ended September 30, 2005

The International Equity Index Fund returned 25.04% for the Retirement Class, compared with 25.79% for the fund’s benchmark, the Morgan Stanley EAFE® Index, and the 25.15% average return of similar funds, as measured by the Morningstar Foreign Large Blend category.

Foreign stocks continue to soar

Foreign stocks outperformed domestic issues for the third consecutive twelve-month period. The 25.79% jump in the EAFE index, which tracks stocks in 21 developed nations excluding the United States and Canada, far exceeded the 14.57% return of the Russell 3000® Index, which measures the broad U.S. stock market.

          More than half of the EAFE’s gain for the twelve months came in the fourth quarter of 2004, when the index rose 15.32%. This advance was powered by the EAFE’s European and Japanese components, which rose 15.92% and 13.08%, respectively, in dollar terms. In the first and second quarters of 2005, foreign stock returns sagged as investors worried about higher oil prices, interest rates and inflation. The EAFE index lost 0.17% in dollar terms in the first quarter and 1.01% in the second quarter.

          Upward momentum returned in the third quarter, despite lofty oil prices and resulting concerns about the global economy. The EAFE rose 10.38% in dollar terms, helped by a 19.18% rise in Japanese stocks, which represent nearly one-quarter of the index in terms of market capitalization. Returns in the European component were moderate: U.K. stocks, which make up a quarter of the index, returned 6.18%, while French and German stocks were up 8.71% and 9.74%, respectively.

Stronger dollar erodes gains

After weakening against the pound, euro and yen in the fourth quarter of 2004, the dollar showed strength for the remainder of the twelve-month period. As a result, gains the index made in terms of local currencies during the first and second quarters of 2005 became modest losses in dollar terms. In the third quarter, the dollar’s strength trimmed the EAFE’s 11.45% return in local currencies to 10.38% in dollars.

          During the period, the fund’s returns were comparable to those of its benchmark, minus the effects of expenses and of some cash holdings for liquidity. The fund also had a risk profile similar to that of its benchmark.

2005 Annual Report	69
Retirement Class • TIAA-CREF Institutional Mutual Funds

International Equity Index Fund	Foreign stocks

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of foreign equity securities based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including foreign investment risks, index risk and small-cap risk. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Morgan Stanley Capital International EAFE® (Europe, Australasia, Far East) Index measures the performance of the leading stocks in 21 developed countries outside of North America. You cannot invest directly in this index.

Performance as of September 30, 2005		Ticker symbol: TRIEX

	Average annual compound		Cumulative rates
	rates of total return*		of total return*

		since	since
	1 year	inception[1]	inception[1]

International Equity Index Fund
Retirement Class	25.04%	24.02%	90.84%

Benchmark:
Morgan Stanley EAFE Index[2]	25.79	24.59	93.51

Peer group:
Morningstar Foreign Large Blend	25.15	22.03	82.01

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

[1]	Inception date: October 1, 2002

[2]	EAFE is a trademark of Morgan Stanley Capital International, Inc.

70	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $19,084 as of September 30, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Retirement Class

Best quarter: 19.20%, for the quarter ended June 30, 2003
Worst quarter: –8.20%, for the quarter ended March 31, 2003

2005 Annual Report	71
Retirement Class • TIAA-CREF Institutional Mutual Funds

International Equity Index Fund	Foreign stocks

PERFORMANCE

Fund expenses—six months ended September 30, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2005, and held for six months until September 30, 2005. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	International Equity Index Fund (Retirement Class)—expense example

	Starting fund value	Ending fund value	Expenses paid†
	(4/1/05)	(9/30/05)	(4/1/05–9/30/05)

Actual return	$1,000.00	$1,088.49	$2.61
5% annual hypothetical return	1,000.00	1,022.54 ‡	2.53

†

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.50%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Diversification among world markets

Percent of invested assets
Country

United Kingdom	25.1
Japan	23.5
France	9.5
Switzerland	6.7
Germany	6.7
Australia	5.4
Spain	3.9
Italy	3.9
Netherlands	3.2
16 other nations	11.9
Short-term investments	0.2

Total	100.0

Portfolio breakdown by company size

Capitalization as of 9/30/2005	Percent of portfolio

Large: over $5 billion	87.53
Middle: $1 billion–$5 billion	11.60
Small: under $1 billion	0.87

Total	100.00

Fund facts

Inception date
Retirement Class	10/1/2002
Net assets (9/30/2005)	$1.25 million

72	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Real Estate Securities Fund	Real estate securities

DISCUSSION

Performance in the twelve months ended September 30, 2005

The Real Estate Securities Fund gained 22.86% for the Retirement Class. During the period, the fund’s benchmark, the Dow Jones Wilshire Real Estate Securities Index, returned 29.04%, versus the 26.23% average return of similar funds, as measured by the Morningstar Specialty Real Estate category.

REITs soar, dip and recover

The 16.46% advance of the benchmark in the fourth quarter of 2004 accounted for most of its gains during the twelve-month period. Investors turned to real estate investment trusts (REITs) as an alternative to lower-yielding bonds. During the first quarter of 2005, however, long-term interest rates rose, prompting many REIT investors to switch back to the bond market. After two years of returns far above the historical average, the real estate sector was ripe for a correction, and REITs gave back 6.43%.

          Aided by a drop in long-term interest rates, the benchmark climbed 14.13% during the second quarter and added 3.75% in the third. For the twelve-month period, the benchmark’s return was nearly double the 14.57% return of the Russell 3000® Index, which measures the broad U.S. stock market.

Sector weightings provide mixed results

The fund trailed the benchmark for the period primarily because of positions in the mortgage sector, which is not included in the benchmark. In general, mortgage REITs profit by borrowing money at short-term interest rates and then collecting mortgage payments at higher rates. However, the spread between short- and long-term rates narrowed during the period, and the sector’s performance suffered. The fund’s managers subsequently trimmed their holdings in the mortgage sector.

          An additional drag on performance relative to the benchmark came from an underweight in one stock in the office sector. This holding performed significantly better than expected.

          These results were partly offset by a number of sector weightings that proved successful. Relative performance was boosted by a large overweight in the hotel sector, which benefited from increased business and leisure travel, and by underweights in the industrial, apartment, office and retail sectors, all of which under-performed the index.

          Throughout the period, the fund’s portfolio was diversified across eleven sectors, with nearly 80% of its assets concentrated in five of them.

2005 Annual Report	73
Retirement Class • TIAA-CREF Institutional Mutual Funds

Real Estate Securities Fund	Real estate securities

Investment objective

The fund seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity and fixed-income securities of companies principally engaged in or related to the real estate industry.

Special investment risks

In addition to the risks of any equity or fixed-income investment, the fund is subject to special risks, including real estate investing risks, real estate securities risk, small-cap risk and foreign investment risks. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Dow Jones Wilshire Real Estate Securities Index measures the performance of publicly traded real estate securities, such as real estate investment trusts and real estate operating companies. You cannot invest directly in this index.

Performance as of September 30, 2005	Ticker symbol: TRRSX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	since inception[1]

Real Estate Securities Fund
Retirement Class	22.86%	26.46%	102.36%

Benchmark:
Dow Jones Wilshire
Real Estate Securities Index	29.04	27.45	107.18

Peer group:
Morningstar Specialty Real Estate	26.23	25.93	100.32

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

[1]	Inception date: October 1, 2002

74	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $20,236 as of September 30, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Retirement Class

Best quarter: 17.19%, for the quarter ended December 31, 2004
Worst quarter: –6.89%, for the quarter ended March 31, 2005

2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	75

Real Estate Securities Fund	Real estate securities

PERFORMANCE

Fund expenses—six months ended September 30, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2005, and held for six months until September 30, 2005. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Real Estate Securities Fund (Retirement Class)—expense example

	Starting fund value (4/1/05)	Ending fund value (9/30/05)		Expenses paid† (4/1/05–9/30/05)

Actual return	$1,000.00	$1,123.50		$2.50
5% annual hypothetical return	1,000.00	1,022.69	‡	2.38

†

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.47%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization as of 9/30/2005	Percent of portfolio

Large: over $5 billion	36.63
Middle: $1 billion–$5 billion	25.63
Small: under $1 billion	37.74

Total	100.00

Fund facts

Inception date
Retirement Class	10/1/2002
Net assets (9/30/2005)	$150.38 million

76	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Social Choice Equity Fund	Socially screened stocks

DISCUSSION

Performance in the twelve months ended September 30, 2005

The Social Choice Equity Fund returned 14.41% for the Retirement Class. The fund’s benchmark, the Russell 3000® Index, returned 14.57%, versus the 13.17% average return of similar funds, as measured by the Morningstar Large Blend category. Neither the benchmark nor the Morningstar category screens investments for social criteria, as the fund does.

Excluded stocks help fund track the benchmark

Because of its social screens, the fund did not invest in several stocks that are sizable components of the benchmark in terms of market capitalization. The exclusion of these stocks produced both positive and negative effects on the fund’s return.

          The chief positive factor in the fund’s performance relative to the benchmark’s was the exclusion of Pfizer. This stock, which is one of the ten largest components of the index in terms of market capitalization, plummeted 16.1% for the period. The fund’s relative return was also helped by the exclusion of other weak performers among the Russell 3000’s largest holdings, including General Electric, which returned 2.8%, and Wal-Mart, which lost 16.6%.

          In contrast, the main negative effect on relative performance came from the exclusion of ExxonMobil, the Russell 3000’s largest holding in terms of market capitalization. This stock gained 34.1% for the period, far outpacing the benchmark’s return. Relative return was also lowered by the exclusion of other substantial holdings that outperformed the index, including ConocoPhillips, up 75.2%, and Altria, the parent company of Philip Morris, up 63.9%.

Additional techniques help manage risk

Since the fund cannot invest in some of the stocks in the Russell 3000, the fund’s managers use statistical techniques to ensure that the risk characteristics of the portfolio resemble those of the index. One method is to overweight or underweight certain stocks relative to each one’s percentage of market capitalization within the benchmark.

          During the period, the fund had overweight holdings in several stocks that outperformed the benchmark, including three energy companies: Devon Energy, EOG Resources and Valero Energy. The fund also had larger-than-benchmark weightings in such financial services stocks as JPMorgan Chase, insurer American International Group and home mortgage provider Fannie Mae, each of which underperformed the Russell 3000 Index and reduced the fund’s return slightly.

2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	77

Social Choice Equity Fund	Socially screened stocks

Investment objective

The fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including the risk of socially screened investing, index risk and foreign investment risks. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Russell 3000® Index measures the performance of the 3,000 largest publicly traded U.S. companies, based on market capitalization. The Russell 3000 Index measures the performance of about 98% of the total market capitalization of the publicly traded U.S. equity market. You cannot invest directly in this index.

Performance as of September 30, 2005	Ticker symbol: TRSCX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	since inception[1]

Social Choice Equity Fund Retirement Class	14.41%	17.73%	63.27%

Benchmark: Russell 3000 Index[2]	14.57	18.11	64.83

Peer group:
Morningstar Large Blend	13.17	15.72	55.26

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

[1]	Inception date: October 1, 2002

[2]	Russell 3000 is a trademark and service mark of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

78	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $16,327 as of September 30, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Retirement Class

Best quarter: 15.92%, for the quarter ended June 30, 2003
Worst quarter: –3.14%, for the quarter ended March 31, 2005

2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	79

Social Choice Equity Fund	Socially screened stocks

PERFORMANCE

Fund expenses—six months ended September 30, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2005, and held for six months until September 30, 2005. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Social Choice Equity Fund (Retirement Class)—expense example

	Starting fund value (4/1/05)	Ending fund value (9/30/05)		Expenses paid† (4/1/05–9/30/05)

Actual return	$1,000.00	$1,068.92		$2.28
5% annual hypothetical return	1,000.00	1,022.84	‡	2.23

†

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.44%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization as of 9/30/2005	Percent of net assets

Large: over $5 billion	83.81
Middle: $1 billion–$5 billion	11.95
Small: under $1 billion	4.24

Total	100.00

Fund facts

Inception date
Retirement Class	10/1/2002
Net assets (9/30/2005)	$ 50.86 million

80	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Growth & Income Fund	Summary portfolio of investments September 30, 2005

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	COMMON STOCKS

	APPAREL AND ACCESSORY STORES		$700,043	0.35%

	BUILDING MATERIALS AND GARDEN SUPPLIES		594,526	0.30

	BUSINESS SERVICES
	Automatic Data Processing, Inc	40,204	1,730,380	0.86
	Microsoft Corp	178,885	4,602,711	2.30
	Other		7,830,122	3.92

			14,163,213	7.08

	CHEMICALS AND ALLIED PRODUCTS
*	Amgen, Inc	21,542	1,716,251	0.86
	AstraZeneca plc, ADR	34,800	1,639,080	0.82
	Gillette Co	51,615	3,003,993	1.50
	Pfizer, Inc	86,739	2,165,873	1.08
	Schering-Plough Corp	117,700	2,477,585	1.24
	Teva Pharmaceutical Industries Ltd, ADR	51,638	1,725,742	0.86
	Wyeth	61,787	2,858,884	1.43
	Other		8,608,279	4.31

			24,195,687	12.10

	COMMUNICATIONS
	Sprint Nextel Corp	95,984	2,282,500	1.14
	Other		2,134,253	1.07

			4,416,753	2.21

	DEPOSITORY INSTITUTIONS
	Bank of America Corp	110,456	4,650,198	2.33
	Citigroup, Inc	66,943	3,047,245	1.52
	JPMorgan Chase & Co	90,679	3,076,739	1.54
	Northern Trust Corp	64,928	3,282,110	1.64
	US Bancorp	81,729	2,294,950	1.15
	Other		1,805,430	0.90

			18,156,672	9.08

	EATING AND DRINKING PLACES
	Brinker International, Inc	81,755	3,070,718	1.54

			3,070,718	1.54

	ELECTRIC, GAS, AND SANITARY SERVICES
*	Allegheny Energy, Inc	63,300	1,944,576	0.97
	Exelon Corp	33,904	1,811,830	0.91
	FPL Group, Inc	33,967	1,616,829	0.81
	Other		939,253	0.47

			6,312,488	3.16

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Cisco Systems, Inc	157,306	2,820,497	1.41
	General Electric Co	196,465	6,614,977	3.31
	Honeywell International, Inc	49,757	1,865,887	0.93
	Intel Corp	101,535	2,502,838	1.25
	Motorola, Inc	112,619	2,487,754	1.25

	2005 Annual Report	81
SEE NOTES TO FINANCIAL STATEMENTS	Retirement Class • TIAA-CREF Institutional Mutual Funds

Growth & Income Fund	Summary portfolio of investments September 30, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT—(continued)
	Qualcomm, Inc	58,850	$2,633,537	1.32%
	Other		5,463,976	2.73

			24,389,466	12.20

	FOOD AND KINDRED PRODUCTS
	PepsiCo, Inc	57,571	3,264,851	1.63
	Other		1,314,747	0.66

			4,579,598	2.29

	FOOD STORES		1,012,765	0.51

	FURNITURE AND HOMEFURNISHINGS STORES
*	Bed Bath & Beyond, Inc	44,135	1,773,344	0.89
	Other		1,906,624	0.95

			3,679,968	1.84

	GENERAL MERCHANDISE STORES
	Wal-Mart Stores, Inc	48,098	2,107,654	1.06
	Other		1,225,548	0.61

			3,333,202	1.67

	HEALTH SERVICES
*	Coventry Health Care, Inc	38,892	3,345,490	1.67
*	Express Scripts, Inc	28,437	1,768,781	0.89
	Other		858,118	0.43

			5,972,389	2.99

	HEAVY CONSTRUCTION, EXCEPT BUILDING		1,228,678	0.61

	HOLDING AND OTHER INVESTMENT OFFICES		1,934,174	0.97

	HOTELS AND OTHER LODGING PLACES
	Hilton Hotels Corp	100,044	2,232,982	1.12

			2,232,982	1.12

	INDUSTRIAL MACHINERY AND EQUIPMENT
	Hewlett-Packard Co	103,446	3,020,623	1.51
	International Business Machines Corp	38,495	3,088,069	1.54
	Other		3,148,259	1.58

			9,256,951	4.63

	INSTRUMENTS AND RELATED PRODUCTS
	Johnson & Johnson	35,996	2,277,827	1.14
	Other		3,783,272	1.89

			6,061,099	3.03

	INSURANCE CARRIERS
	American International Group, Inc	79,310	4,914,048	2.46
	St. Paul Travelers Cos, Inc	55,362	2,484,093	1.24
	Other		2,385,399	1.19

			9,783,540	4.89

	METAL MINING		1,282,907	0.64

82	2005 Annual Report
	TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Growth & Income Fund	Summary portfolio of investments September 30, 2005	continued

				% OF NET
COMPANY		SHARES	VALUE	ASSETS

MISCELLANEOUS RETAIL			$417,247	0.21%

MOTION PICTURES
Time Warner, Inc		135,977	2,462,544	1.23
Other			2,461,789	1.23

			4,924,333	2.46

NONDEPOSITORY INSTITUTIONS
American Express Co		39,026	2,241,653	1.12
Fannie Mae		37,169	1,665,915	0.83
SLM Corp		33,092	1,775,055	0.89

			5,682,623	2.84

OIL AND GAS EXTRACTION
ENSCO International, Inc		45,117	2,102,001	1.05
Halliburton Co		23,493	1,609,740	0.81
Other			1,493,695	0.75

			5,205,436	2.61

PETROLEUM AND COAL PRODUCTS
ConocoPhillips		38,618	2,699,784	1.35
EOG Resources, Inc		29,199	2,187,005	1.09
Exxon Mobil Corp		113,804	7,231,106	3.62
Other			2,164,312	1.08

			14,282,207	7.14

PRINTING AND PUBLISHING			1,047,295	0.52

RAILROAD TRANSPORTATION			1,284,475	0.64

SECURITY AND COMMODITY BROKERS
Lehman Brothers Holdings, Inc		18,574	2,163,500	1.08
Morgan Stanley		32,561	1,756,340	0.88
Other			296,015	0.15

			4,215,855	2.11

TOBACCO PRODUCTS
Altria Group, Inc		115,554	8,517,485	4.26

			8,517,485	4.26

TRANSPORTATION EQUIPMENT
Boeing Co		26,086	1,772,544	0.89
Northrop Grumman Corp		43,100	2,342,485	1.17
Other			1,063,995	0.53

			5,179,024	2.59

TRANSPORTATION SERVICES			1,291,141	0.65

WHOLESALE TRADE-DURABLE GOODS			400,193	0.20

WHOLESALE TRADE-NONDURABLE GOODS			797,510	0.40

TOTAL COMMON STOCKS	(Cost $185,122,707)		199,602,643	99.84

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	83

Growth & Income Fund	Summary portfolio of investments September 30, 2005	concluded

	COMPANY		SHARES	VALUE	% OF NET ASSETS

	SHORT-TERM INVESTMENTS

†	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES			$120,000	0.06%

	TOTAL SHORT-TERM INVESTMENTS	(Cost $119,979)		120,000	0.06

	TOTAL PORTFOLIO	(Cost $185,242,686)		199,722,643	99.90%
	OTHER ASSETS & LIABILITIES, NET			207,688	0.10

	NET ASSETS			$199,930,331	100.00%

*	Non-income producing

†	Notes have a rate of 3.180% and mature 10/03/05.

ABBREVIATION:

ADR–American Depositary Receipt

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At September 30, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $187,539,828. Net unrealized appreciation of portfolio investments aggregated $12,182,815 of which $18,333,984 related to appreciated portfolio investments and $6,151,169 related to depreciated portfolio investments.

84	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

International Equity Fund	Summary portfolio of investments September 30, 2005

COMPANY	SHARES	VALUE	% OF NET ASSETS

COMMON STOCKS

APPAREL AND OTHER TEXTILE PRODUCTS		$2,855,161	0.32%

AUTO REPAIR, SERVICES AND PARKING		972,419	0.11

AUTOMOTIVE DEALERS AND SERVICE STATIONS		1,321,652	0.15

BUILDING MATERIALS AND GARDEN SUPPLIES
Wolseley plc	595,616	12,633,918	1.40

		12,633,918	1.40

BUSINESS SERVICES
Cintra Concesiones de Infraestructuras de Transporte S.A.	1,864,089	25,688,230	2.85
Other		11,577,120	1.29

		37,265,350	4.14

CHEMICALS AND ALLIED PRODUCTS
AstraZeneca plc	145,500	6,782,599	0.75
GlaxoSmithKline plc	280,570	7,157,461	0.79
Lonza Group AG.	306,237	18,147,378	2.02
Novartis AG.	210,369	10,712,216	1.19
Reckitt Benckiser plc	618,131	18,885,365	2.10
Sanofi-Aventis	94,170	7,805,605	0.87
Sekisui Chemical Co Ltd	686,000	4,896,541	0.54
Takeda Pharmaceutical Co Ltd	91,400	5,451,421	0.61
Other		20,035,049	2.23

		99,873,635	11.10

COMMUNICATIONS
Royal KPN NV	2,176,547	19,576,191	2.18
Vodafone Group plc	2,357,587	6,151,942	0.68
Other		11,357,663	1.26

		37,085,796	4.12

DEPOSITORY INSTITUTIONS
BNP Paribas	60,682	4,627,450	0.51
Bayerische Hypo-und Vereinsbank AG.	707,898	20,005,509	2.22
Depfa Bank plc	1,031,882	16,608,584	1.85
HSBC Holdings plc	305,237	4,951,754	0.55
Mizuho Financial Group. Inc	693	4,414,558	0.49
Royal Bank of Scotland Group plc	277,167	7,889,511	0.88
Shinsei Bank Ltd	703,000	4,434,842	0.49
UBS AG.	280,842	23,961,699	2.66
Other		21,104,477	2.35

		107,998,384	12.00

ELECTRIC, GAS, AND SANITARY SERVICES		4,971,196	0.55

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
Nokia Oyj	293,792	4,937,693	0.55
Other		21,075,957	2.34

		26,013,650	2.89

	2005 Annual Report	85
SEE NOTES TO FINANCIAL STATEMENTS	Retirement Class • TIAA-CREF Institutional Mutual Funds

International Equity Fund	Summary portfolio of investments September 30, 2005	continued

COMPANY	SHARES	VALUE	% OF NET ASSETS

FABRICATED METAL PRODUCTS
NHK Spring Co Ltd	249,000	$1,827,846	0.20%

		1,827,846	0.20

FOOD AND KINDRED PRODUCTS
Groupe Danone	196,636	21,253,704	2.36
Nisshin Oillio Group Ltd	1,053,000	6,243,303	0.69
Other		3,222,755	0.36

		30,719,762	3.41

FOOD STORES		319,405	0.03

GENERAL BUILDING CONTRACTORS		6,832,066	0.76

HEAVY CONSTRUCTION, EXCEPT BUILDING
Vinci S.A.	369,080	31,882,914	3.54
Other		251,700	0.03

		32,134,614	3.57

HOLDING AND OTHER INVESTMENT OFFICES
iShares MSCI EAFE Index Fund	300,000	17,430,000	1.94
Julius Baer Holding AG.	325,481	25,573,958	2.84
Nobel Biocare Holding AG.	87,255	20,642,059	2.29
Orient Corp	2,163,000	9,885,601	1.10
Sumitomo Corp	383,000	4,048,297	0.45
Other		7,113,058	0.79

		84,692,973	9.41

HOTELS AND OTHER LODGING PLACES
Accor S.A.	718,505	36,400,483	4.05

		36,400,483	4.05

INDUSTRIAL MACHINERY AND EQUIPMENT
Futuris Corp Ltd	2,420,447	3,900,071	0.43
Komatsu Ltd	433,000	5,906,282	0.66
Rheinmetall AG.	482,517	31,996,068	3.55
Other		4,199,281	0.47

		46,001,702	5.11

INSTRUMENTS AND RELATED PRODUCTS		2,312,890	0.26

INSURANCE CARRIERS		10,148,048	1.13

LOCAL AND INTERURBAN PASSENGER TRANSIT		2,074,678	0.23

METAL MINING
BHP Billiton Ltd	357,590	6,075,890	0.67
Other		4,289,892	0.48

		10,365,782	1.15

MISCELLANEOUS RETAIL		2,650,043	0.29

86	2005 Annual Report
	TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Summary portfolio of investments
International Equity Fund	September 30, 2005	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	NONDEPOSITORY INSTITUTIONS
	Deutsche Postbank AG.	368,509	$20,219,771	2.25%
	Hypo Real Estate Holding AG.	494,866	25,094,480	2.79
	Other		8,021,409	0.89

			53,335,660	5.93

	OIL AND GAS EXTRACTION
	PetroChina Co Ltd (Class H)	5,733,000	4,803,519	0.53
	Other		3,818,283	0.43

			8,621,802	0.96

	PAPER AND ALLIED PRODUCTS		5,444,568	0.61

	PETROLEUM AND COAL PRODUCTS
	BP plc	1,298,915	15,476,432	1.72
	ENI S.p.A.	585,257	17,435,751	1.94
	Fortum Oyj	1,429,550	28,783,071	3.20
	Nippon Oil Corp	490,000	4,344,891	0.48
	Royal Dutch Shell plc (A Shares)	218,248	7,239,425	0.80
	Repsol YPF S.A.	254,480	8,271,701	0.92
	Total S.A.	17,248	4,722,557	0.53
	Other		128,686	0.01

			86,402,514	9.60

	PRIMARY METAL INDUSTRIES
	NEOMAX Co Ltd	271,000	7,699,135	0.86
	Other		2,969,296	0.33

			10,668,431	1.19

	RAILROAD TRANSPORTATION		2,313,329	0.26

	REAL ESTATE		4,186,892	0.46

	SECURITY AND COMMODITY BROKERS		5,664,056	0.63

	STONE, CLAY, AND GLASS PRODUCTS
	Holcim Ltd	285,120	19,008,000	2.11
	Other		8,112,254	0.90

			27,120,254	3.01

	TRANSPORTATION BY AIR		907,199	0.10

	TRANSPORTATION EQUIPMENT
	DaimlerChrysler AG.	616,161	32,790,485	3.65
*	Fiat S.p.A.	2,842,835	25,500,336	2.83
	Toyota Motor Corp	305,400	14,011,646	1.56
	Other		4,163,357	0.46

			76,465,824	8.50

	TRANSPORTATION SERVICES		1,249,833	0.14

	WATER TRANSPORTATION		2,776,857	0.31

	2005 Annual Report	87
SEE NOTES TO FINANCIAL STATEMENTS	Retirement Class • TIAA-CREF Institutional Mutual Funds

International Equity Fund	Summary portfolio of investments September 30, 2005	concluded

	COMPANY		SHARES	VALUE	% OF NET ASSETS

	WHOLESALE TRADE-DURABLE GOODS
	Terumo Corp	.	165,800	$5,339,421	0.59%

				5,339,421	0.59

	WHOLESALE TRADE-NONDURABLE GOODS			800,680	0.09

	TOTAL COMMON STOCKS	(Cost $753,804,460)		888,768,773	98.76

	SHORT-TERM INVESTMENTS
†	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES			2,390,000	0.27

	TOTAL SHORT-TERM INVESTMENTS	(Cost $2,389,578)		2,390,000	0.27

	TOTAL PORTFOLIO	(Cost $756,194,038)		891,158,773	99.03%
	OTHER ASSETS & LIABILITIES, NET			8,717,747	0.97

	NET ASSETS			$899,876,520	100.00%

*	Non-income producing

†	Notes have a rate of 3.180% and mature 10/03/05.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At September 30, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $760,363,947. Net unrealized appreciation of portfolio investments aggregated $130,794,826 of which $139,237,711 related to appreciated portfolio investments and $8,442,885 related to depreciated portfolio investments.

88	2005 Annual Report
	TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

International Equity Fund	Summary of market values by country September 30, 2005

	VALUE	%

UNITED STATES OF AMERICA	$19,826,560	2.22%

DOMESTIC	19,826,560	2.22

FOREIGN
AUSTRALIA	40,679,913	4.57
FINLAND	33,720,764	3.78
FRANCE	110,464,326	12.40
GERMANY	151,608,325	17.01
HONG KONG	17,738,473	1.99
INDIA	5,822,603	0.65
ITALY	45,115,472	5.06
JAPAN	196,081,512	22.00
NETHERLANDS	19,576,191	2.20
NEW ZEALAND	1,163,572	0.13
SINGAPORE	5,411,671	0.61
SPAIN	33,959,931	3.81
SWEDEN	1,227,296	0.14
SWITZERLAND	121,090,160	13.59
TAIWAN (REPUBLIC OF CHINA)	375,364	0.04
UNITED KINGDOM	87,296,640	9.80

TOTAL FOREIGN	871,332,213	97.78

TOTAL PORTFOLIO	$891,158,773	100.00

	2005 Annual Report	89
SEE NOTES TO FINANCIAL STATEMENTS	Retirement Class • TIAA-CREF Institutional Mutual Funds

Large-Cap Value Fund	Summary portfolio of investments September 30, 2005

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS
	AMUSEMENT AND RECREATION SERVICES		$3,312,054	0.61%

	APPAREL AND ACCESSORY STORES		815,085	0.15

	APPAREL AND OTHER TEXTILE PRODUCTS		975,628	0.18

	AUTO REPAIR, SERVICES AND PARKING Lear Corp	103,435	3,513,687	0.64

			3,513,687	0.64

	BUSINESS SERVICES		5,440,425	0.99

	CHEMICALS AND ALLIED PRODUCTS
	Colgate-Palmolive Co	100,152	5,287,024	0.97
	Merck & Co, Inc	196,565	5,348,534	0.98
	Pfizer, Inc	357,114	8,917,137	1.63
*	Rhodia S.A., ADR	2,036,606	4,052,846	0.74
	Wyeth	220,761	10,214,611	1.87
	Other		11,913,288	2.18

			45,733,440	8.37

	COMMUNICATIONS
	BellSouth Corp	203,029	5,339,663	0.98
	SBC Communications, Inc	236,119	5,659,772	1.03
	Sprint Nextel Corp	188,403	4,480,223	0.82
	Verizon Communications, Inc	180,618	5,904,402	1.08
	Other		5,606,999	1.03

			26,991,059	4.94

	DEPOSITORY INSTITUTIONS
	Bank of America Corp	406,850	17,128,385	3.14
	Citigroup, Inc	481,547	21,920,019	4.01
	Hudson City Bancorp, Inc	722,789	8,601,189	1.58
	JPMorgan Chase & Co	449,262	15,243,460	2.79
	Northern Trust Corp	113,807	5,752,944	1.05
	SunTrust Banks, Inc	76,185	5,291,048	0.97
	Washington Mutual, Inc	274,481	10,765,145	1.97
	Wells Fargo & Co	158,682	9,294,005	1.70
	Other		10,545,824	1.93

			104,542,019	19.14

	EATING AND DRINKING PLACES
	Brinker International, Inc	228,356	8,577,051	1.57

			8,577,051	1.57

	ELECTRIC, GAS, AND SANITARY SERVICES
*	Allegheny Energy, Inc	212,586	6,530,642	1.19
	FPL Group, Inc	83,951	3,996,068	0.73
	Other		24,232,730	4.44

			34,759,440	6.36

90	2005 Annual Report
	TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Large-Cap Value Fund	Summary portfolio of investments September 30, 2005	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
	Honeywell International, Inc	209,733	$7,864,988	1.44%
	Other		17,086,196	3.13

			24,951,184	4.57

	FABRICATED METAL PRODUCTS
	Illinois Tool Works, Inc	78,408	6,455,331	1.18

			6,455,331	1.18

	FOOD AND KINDRED PRODUCTS		3,271,167	0.60

	GENERAL MERCHANDISE STORES		196,002	0.04

	HEALTH SERVICES
*	Tenet Healthcare Corp	373,640	4,195,977	0.77
	Other		1,137,394	0.21

			5,333,371	0.98

	HEAVY CONSTRUCTION, EXCEPT BUILDING
*	Alstom Group	92,792	4,419,050	0.81

			4,419,050	0.81

	HOLDING AND OTHER INVESTMENT OFFICES		597	0.00	**

	HOTELS AND OTHER LODGING PLACES
	Accor S.A.	76,963	3,899,055	0.71

			3,899,055	0.71

	INDUSTRIAL MACHINERY AND EQUIPMENT
*	Brocade Communications Systems, Inc	943,218	3,848,329	0.70
	Deere & Co	69,419	4,248,443	0.78
	Hewlett-Packard Co	467,848	13,661,162	2.50

			21,757,934	3.98

	INSTRUMENTS AND RELATED PRODUCTS
	Eastman Kodak Co	144,054	3,504,834	0.64
	Other		3,390,281	0.62

			6,895,115	1.26

	INSURANCE AGENTS, BROKERS AND SERVICE
	Marsh & McLennan Cos, Inc	304,367	9,249,713	1.69

			9,249,713	1.69

	INSURANCE CARRIERS
	American International Group, Inc	159,567	9,886,771	1.81
	St. Paul Travelers Cos, Inc	230,623	10,348,054	1.89
	Other		16,017,578	2.93

			36,252,403	6.63

	METAL MINING		2,904,892	0.53

	2005 Annual Report	91
SEE NOTES TO FINANCIAL STATEMENTS	Retirement Class • TIAA-CREF Institutional Mutual Funds

Large-Cap Value Fund	Summary portfolio of investments September 30, 2005	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	MISCELLANEOUS RETAIL
*	Rite Aid Corp	1,181,805	$4,585,403	0.84%
*	Sears Holdings Corp	73,105	9,095,724	1.66
	Other		2,000,117	0.37

			15,681,244	2.87

	MOTION PICTURES
	Time Warner, Inc	699,137	12,661,371	2.32
	Viacom, Inc (Class B)	297,904	9,833,811	1.80
	Other		478,435	0.09

			22,973,617	4.21

	NONDEPOSITORY INSTITUTIONS
	Fannie Mae	182,179	8,165,263	1.50
	Other		1,100,586	0.20

			9,265,849	1.70

	OIL AND GAS EXTRACTION
	Devon Energy Corp	91,431	6,275,824	1.15
	Petroleo Brasileiro S.A., ADR	69,059	4,937,028	0.90
	Schlumberger Ltd	53,060	4,477,203	0.82
	Other		4,645,310	0.85

			20,335,365	3.72

	PAPER AND ALLIED PRODUCTS
	Georgia-Pacific Corp	122,368	4,167,854	0.76
	Other		3,069,959	0.56

			7,237,813	1.32

	PETROLEUM AND COAL PRODUCTS
	Chevron Corp	281,866	18,245,186	3.34
	ConocoPhillips	99,550	6,959,541	1.27
	Exxon Mobil Corp	416,672	26,475,339	4.85
	Other		2,520,977	0.46

			54,201,043	9.92

	RAILROAD TRANSPORTATION
	Union Pacific Corp	60,415	4,331,756	0.79

			4,331,756	0.79

	REAL ESTATE		103,403	0.02

	SECURITY AND COMMODITY BROKERS
	Morgan Stanley	225,015	12,137,309	2.22
	Nomura Holdings, Inc	236,500	3,674,577	0.67
	Other		7,156,119	1.31

			22,968,005	4.20

	STONE, CLAY, AND GLASS PRODUCTS		96,277	0.02

92	2005 Annual Report
	TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Large-Cap Value Fund	Summary portfolio of investments September 30, 2005	concluded

COMPANY		SHARES	VALUE	% OF NET ASSETS

TOBACCO PRODUCTS
Altria Group, Inc		215,510	$15,885,242	2.91%

			15,885,242	2.91

TRANSPORTATION BY AIR			199,066	0.04

TRANSPORTATION EQUIPMENT			4,847,995	0.89

TRANSPORTATION SERVICES			1,074,178	0.20

WHOLESALE TRADE-NONDURABLE GOODS
Cardinal Health, Inc		114,454	7,260,962	1.33
Other			112,640	0.02

			7,373,602	1.35

TOTAL COMMON STOCKS	(Cost $513,463,830)		546,820,157	100.09

TOTAL PORTFOLIO	(Cost $513,463,830)		546,820,157	100.09%
OTHER ASSETS & LIABILITIES, NET			(497,029)	(0.09)

NET ASSETS			$546,323,128	100.00%

*	Non-income producing.

**	Percentage represents less than 0.01%.

ABBREVIATION:

ADR—American Depositary Receipt

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At September 30, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $514,882,302. Net unrealized appreciation of portfolio investments aggregated $31,937,855 of which $49,923,619 related to appreciated portfolio investments and $17,985,764 related to depreciated portfolio investments.

	2005 Annual Report	93
SEE NOTES TO FINANCIAL STATEMENTS	Retirement Class • TIAA-CREF Institutional Mutual Funds

Mid-Cap Growth Fund	Summary portfolio of investments September 30, 2005

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	COMMON STOCKS

	AMUSEMENT AND RECREATION SERVICES		$1,355,697	0.63%

	APPAREL AND ACCESSORY STORES		2,514,137	1.17

	APPAREL AND OTHER TEXTILE PRODUCTS		5,802	0.00 **

	BUILDING MATERIALS AND GARDEN SUPPLIES
	Sherwin-Williams Co	42,903	1,890,735	0.88

			1,890,735	0.88

	BUSINESS SERVICES
*	Cogent, Inc	84,814	2,014,333	0.94
*	Cognizant Technology Solutions Corp	53,878	2,510,176	1.17
*	McAfee, Inc	65,873	2,069,730	0.96
*	VeriSign, Inc	104,565	2,234,554	1.04
	Other		15,203,476	7.06

			24,032,269	11.17

	CHEMICALS AND ALLIED PRODUCTS
	Ecolab, Inc	63,440	2,025,639	0.94
*	Sepracor, Inc	55,385	3,267,161	1.52
	Other		6,678,263	3.10

			11,971,063	5.56

	COAL MINING		3,142,548	1.46

	COMMUNICATIONS
	Global Payments, Inc	26,673	2,073,025	0.96
*	NII Holdings, Inc (Class B)	27,248	2,301,094	1.07
*	Univision Communications, Inc (Class A)	74,212	1,968,844	0.91
*	XM Satellite Radio Holdings, Inc	78,336	2,813,046	1.31
	Other		2,490,831	1.16

			11,646,840	5.41

	DEPOSITORY INSTITUTIONS
	Hudson City Bancorp, Inc	255,383	3,039,058	1.41
	Other		528,648	0.25

			3,567,706	1.66

	EATING AND DRINKING PLACES
	Brinker International, Inc	60,975	2,290,221	1.06
	Other		1,581,900	0.74

			3,872,121	1.80

	ELECTRIC, GAS, AND SANITARY SERVICES		1,206,241	0.56

94	2005 Annual Report
	TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Growth Fund	Summary portfolio of investments September 30, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
	Amphenol Corp (Class A)	61,943	$2,498,781	1.16%
	Analog Devices, Inc	95,030	3,529,414	1.64
*	Broadcom Corp (Class A)	43,184	2,025,761	0.94
*	Comverse Technology, Inc	87,437	2,296,970	1.07
	L-3 Communications Holdings, Inc	23,209	1,835,136	0.85
	Linear Technology Corp	57,089	2,145,976	1.00
	National Semiconductor Corp	120,001	3,156,026	1.47
*	Network Appliance, Inc	116,216	2,758,968	1.28
	Xilinx, Inc	106,482	2,965,524	1.38
	Other		9,003,332	4.18

			32,215,888	14.97

	ENGINEERING AND MANAGEMENT SERVICES
*	Jacobs Engineering Group, Inc	27,998	1,887,065	0.88
	Moody’s Corp	63,100	3,223,148	1.50
	Quest Diagnostics, Inc	63,431	3,205,803	1.49
	Other		5,064,926	2.35

			13,380,942	6.22

	FOOD AND KINDRED PRODUCTS
	McCormick & Co, Inc (Non-Vote)	70,504	2,300,546	1.07
	Other		455,001	0.21

			2,755,547	1.28

	FOOD STORES		693,493	0.32

	FURNITURE AND FIXTURES
	Herman Miller, Inc	71,165	2,156,300	1.00

			2,156,300	1.00

	FURNITURE AND HOMEFURNISHINGS STORES
*	Bed Bath & Beyond, Inc	102,719	4,127,249	1.92
	Other		1,721,913	0.80

			5,849,162	2.72

	GENERAL BUILDING CONTRACTORS
*	NVR, Inc	2,537	2,245,118	1.04
	Other		1,653,604	0.77

			3,898,722	1.81

	GENERAL MERCHANDISE STORES		1,128,141	0.52

	HEALTH SERVICES
*	DaVita, Inc	49,997	2,303,362	1.07
*	Express Scripts, Inc	57,558	3,580,108	1.66
	Other		4,443,293	2.07

			10,326,763	4.80

	HOLDING AND OTHER INVESTMENT OFFICES		1,492,471	0.69

	2005 Annual Report	95
SEE NOTES TO FINANCIAL STATEMENTS	Retirement Class • TIAA-CREF Institutional Mutual Funds

Mid-Cap Growth Fund	Summary portfolio of investments September 30, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	HOTELS AND OTHER LODGING PLACES
	Hilton Hotels Corp	150,471	$3,358,513	1.56%
	Station Casinos, Inc	32,321	2,144,822	1.00
	Other		636,872	0.29

			6,140,207	2.85

	INDUSTRIAL MACHINERY AND EQUIPMENT
	American Standard Cos, Inc	85,726	3,990,545	1.85
	Eaton Corp	32,907	2,091,240	0.97
	Other		3,306,530	1.54

			9,388,315	4.36

	INSTRUMENTS AND RELATED PRODUCTS
	Bard (C.R.), Inc	28,580	1,887,137	0.88
	Biomet, Inc	58,288	2,023,176	0.94
*	Fisher Scientific International, Inc	33,198	2,059,936	0.96
*	St. Jude Medical, Inc	65,800	3,079,440	1.43
	Other		418,429	0.19

			9,468,118	4.40

	INSURANCE CARRIERS		1,627,600	0.76

	LEATHER AND LEATHER PRODUCTS
*	Coach, Inc	75,416	2,365,046	1.10

			2,365,046	1.10

	METAL MINING
	Freeport-McMoRan Copper & Gold, Inc (Class A)	51,568	2,505,689	1.16

			2,505,689	1.16

	MISCELLANEOUS MANUFACTURING INDUSTRIES		1,134,228	0.53

	MISCELLANEOUS RETAIL		1,587,588	0.74

	OIL AND GAS EXTRACTION
	Baker Hughes, Inc	43,497	2,595,901	1.21
	ENSCO International, Inc	48,759	2,271,682	1.05
	Equitable Resources, Inc	49,974	1,951,984	0.91
	Noble Energy, Inc	42,736	2,004,318	0.93
	Other		4,457,635	2.07

			13,281,520	6.17

	PERSONAL SERVICES
	Cintas Corp	51,663	2,120,766	0.99

			2,120,766	0.99

	PETROLEUM AND COAL PRODUCTS
	EOG Resources, Inc	49,814	3,731,069	1.73
	Other		1,939,084	0.90

			5,670,153	2.63

	PRINTING AND PUBLISHING		139,415	0.06

	REAL ESTATE		1,881,726	0.87

96	2005 Annual Report
	TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Growth Fund	Summary portfolio of investments September 30, 2005	concluded

					% OF NET
	COMPANY		SHARES	VALUE	ASSETS

	SECURITY AND COMMODITY BROKERS
	Ameritrade Holding Corp		83,524	$1,794,096	0.84%
*	Other			5,774,734	2.68

				7,568,830	3.52

	TRANSPORTATION BY AIR
	Southwest Airlines Co		129,379	1,921,278	0.89

				1,921,278	0.89

	TRANSPORTATION EQUIPMENT
	ITT Industries, Inc		31,543	3,583,285	1.66

				3,583,285	1.66

	TRANSPORTATION SERVICES			2,064,243	0.96

	WATER TRANSPORTATION			1,196,942	0.56

	WHOLESALE TRADE-DURABLE GOODS			789,551	0.37

	TOTAL COMMON STOCKS	(Cost $182,880,967)		213,537,088	99.21

	SHORT-TERM INVESTMENTS

†	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES			1,430,000	0.67

	TOTAL SHORT-TERM INVESTMENTS	(Cost $1,429,747)		1,430,000	0.67

	TOTAL PORTFOLIO	(Cost $184,310,714)		214,967,088	99.88%
	OTHER ASSETS & LIABILITIES, NET			265,280	0.12

	NET ASSETS			$215,232,368	100.00%

*	Non-income producing.

**	Percentage represents less than 0.01%.

†	Notes have a rate of 3.180% and mature 10/03/05.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At September 30, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $184,653,255.

Net unrealized appreciation of portfolio investments aggregated $30,313,833 of which $33,651,329 related to appreciated portfolio investments and $3,337,496 related to depreciated portfolio investments.

	2005 Annual Report	97
SEE NOTES TO FINANCIAL STATEMENTS	Retirement Class • TIAA-CREF Institutional Mutual Funds

Mid-Cap Value Fund	Summary portfolio of investments September 30, 2005

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	AMUSEMENT AND RECREATION SERVICES		$2,272,275	0.59%

	APPAREL AND OTHER TEXTILE PRODUCTS		1,074,484	0.28

	AUTO REPAIR, SERVICES AND PARKING		407,640	0.10

	BUILDING MATERIALS AND GARDEN SUPPLIES		1,101,750	0.28

	BUSINESS SERVICES		7,578,100	1.95

	CHEMICALS AND ALLIED PRODUCTS
	Lyondell Chemical Co	92,600	2,650,212	0.68
	Other		17,574,728	4.53

			20,224,940	5.21

	COAL MINING		1,265,250	0.33

	COMMUNICATIONS
*	Cablevision Systems Corp (Class A)	100,000	3,067,000	0.79
	PanAmSat Holding Corp	103,000	2,492,600	0.64
	Other		4,920,140	1.27

			10,479,740	2.70

	DEPOSITORY INSTITUTIONS
	Bank of New York Co, Inc	92,000	2,705,720	0.70
	Hudson City Bancorp, Inc	885,132	10,533,071	2.72
	Marshall & Ilsley Corp	72,000	3,132,720	0.81
	North Fork Bancorporation, Inc	140,000	3,570,000	0.92
	Other		14,603,765	3.76

			34,545,276	8.91

	EATING AND DRINKING PLACES		3,210,458	0.83

	ELECTRIC, GAS, AND SANITARY SERVICES
*	Allegheny Energy, Inc	150,000	4,608,000	1.19
	Constellation Energy Group, Inc	59,000	3,634,400	0.94
	FPL Group, Inc	53,000	2,522,800	0.65
	FirstEnergy Corp	43,500	2,267,220	0.58
	NorthWestern Corp	91,000	2,747,290	0.71
*	NRG Energy, Inc	52,000	2,215,200	0.57
	PG&E Corp	85,000	3,336,250	0.86
	PPL Corp	100,000	3,233,000	0.83
	Public Service Enterprise Group, Inc	70,000	4,505,200	1.16
	Other		21,756,514	5.61

			50,825,874	13.10

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT		15,649,875	4.03

	ENGINEERING AND MANAGEMENT SERVICES
*	Accenture Ltd (Class A)	96,000	2,444,160	0.63
	Other		379,500	0.10

			2,823,660	0.73

	FABRICATED METAL PRODUCTS		953,000	0.25

98	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Value Fund	Summary portfolio of investments September 30, 2005	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	FOOD AND KINDRED PRODUCTS
	Coca-Cola Enterprises, Inc	132,000	$2,574,000	0.66%
*	Constellation Brands, Inc (Class A)	227,000	5,902,000	1.52
*	Smithfield Foods, Inc	82,000	2,433,760	0.63
	Other		4,151,740	1.07

			15,061,500	3.88

	FOOD STORES
*	Kroger Co	210,000	4,323,900	1.11

			4,323,900	1.11

	FURNITURE AND HOMEFURNISHINGS STORES		880,800	0.23

	GENERAL BUILDING CONTRACTORS		3,223,840	0.83

	GENERAL MERCHANDISE STORES
	Federated Department Stores, Inc	40,435	2,703,888	0.70
	Other		3,617,120	0.93

			6,321,008	1.63

	HEALTH SERVICES		5,161,830	1.33

	HEAVY CONSTRUCTION, EXCEPT BUILDING		1,269,761	0.33

	HOLDING AND OTHER INVESTMENT OFFICES
	Boston Properties, Inc	33,500	2,375,150	0.61
	General Growth Properties, Inc	63,000	2,830,590	0.73
	iShares Russell Midcap Value Index Fund	124,107	15,370,652	3.96
	Prologis	62,651	2,776,066	0.72
	Other		20,713,247	5.34

			44,065,705	11.36

	HOTELS AND OTHER LODGING PLACES
	Accor S.A.	55,000	2,786,378	0.72
	Starwood Hotels & Resorts Worldwide, Inc	38,500	2,201,045	0.57
	Other		1,240,800	0.32

			6,228,223	1.61

	INDUSTRIAL MACHINERY AND EQUIPMENT
	American Standard Cos, Inc	70,500	3,281,775	0.84
	Deere & Co	37,355	2,286,126	0.59
	Eaton Corp	39,500	2,510,225	0.65
	Other		5,621,400	1.45

			13,699,526	3.53

	INSTRUMENTS AND RELATED PRODUCTS
*	Fisher Scientific International, Inc	36,000	2,233,800	0.58
*	Xerox Corp	234,000	3,194,100	0.82
	Other		2,296,310	0.59

			7,724,210	1.99

	INSURANCE AGENTS, BROKERS AND SERVICE
	Marsh & McLennan Cos, Inc	107,000	3,251,730	0.84

			3,251,730	0.84

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	99

Mid-Cap Value Fund	Summary portfolio of investments September 30, 2005	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	INSURANCE CARRIERS
	Genworth Financial, Inc	162,000	$5,222,880	1.35%
*	Pacificare Health Systems, Inc	45,000	3,590,100	0.93
	St. Paul Travelers Cos, Inc	52,000	2,333,240	0.60
	UnumProvident Corp	110,000	2,255,000	0.58
*	WellChoice, Inc	40,500	3,073,950	0.79
	Other		13,622,020	3.51

			30,097,190	7.76

	LUMBER AND WOOD PRODUCTS		1,503,055	0.39

	METAL MINING
	Freeport-McMoRan Copper & Gold, Inc (Class A)	47,000	2,283,730	0.59
	Other		2,538,514	0.65

			4,822,244	1.24

	MISCELLANEOUS MANUFACTURING INDUSTRIES		369,250	0.10

	MISCELLANEOUS RETAIL		5,740,290	1.48

	MOTION PICTURES		2,594,960	0.67

	NONDEPOSITORY INSTITUTIONS
	CIT Group, Inc	62,000	2,801,160	0.72
	Other		2,172,660	0.56

			4,973,820	1.28

	OIL AND GAS EXTRACTION
	Noble Energy, Inc	77,000	3,611,300	0.93
	Other		4,758,353	1.23

			8,369,653	2.16

	PAPER AND ALLIED PRODUCTS
	Georgia-Pacific Corp	110,000	3,746,600	0.97
	Temple-Inland, Inc	79,000	3,227,150	0.83
	Other		3,222,370	0.83

			10,196,120	2.63

	PETROLEUM AND COAL PRODUCTS
	Marathon Oil Corp	29,600	2,040,328	0.53
	Other		2,038,240	0.52

			4,078,568	1.05

	PRIMARY METAL INDUSTRIES
	Nucor Corp	46,500	2,743,035	0.71
	Other		2,434,950	0.63

			5,177,985	1.34

	PRINTING AND PUBLISHING		4,064,495	1.05

	RAILROAD TRANSPORTATION		2,987,200	0.77

100	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Value Fund	Summary portfolio of investments September 30, 2005	concluded

	COMPANY		SHARES	VALUE	% OF NET ASSETS

	SECURITY AND COMMODITY BROKERS
	Bear Stearns Cos, Inc		23,000	$2,524,250	0.65%
	Other			2,955,500	0.76

				5,479,750	1.41

	STONE, CLAY, AND GLASS PRODUCTS			1,307,500	0.34

	TOBACCO PRODUCTS
	Reynolds American, Inc		25,000	2,075,500	0.53
	Other			1,545,570	0.40

				3,621,070	0.93

	TRANSPORTATION BY AIR			1,825,740	0.47

	TRANSPORTATION EQUIPMENT
*	Magna International, Inc (Class A)		28,500	2,133,510	0.55
	Other			6,038,150	1.56

				8,171,660	2.11

	TRANSPORTATION SERVICES			3,218,399	0.83

	WATER TRANSPORTATION
*	Aries Maritime Transport Ltd		172,000	2,580,000	0.67
	Other			4,238,443	1.09

				6,818,443	1.76

	WHOLESALE TRADE-DURABLE GOODS			923,650	0.24

	WHOLESALE TRADE-NONDURABLE GOODS			3,860,820	1.00

	TOTAL COMMON STOCKS	(Cost $346,881,045)		383,826,217	98.97

	TOTAL PORTFOLIO	(Cost $346,881,045)		383,826,217	98.97%
	OTHER ASSETS & LIABILITIES, NET			4,009,992	1.03

	NET ASSETS			$387,836,209	100.00%

*	Non-income producing

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At September 30, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $347,341,385. Net unrealized appreciation of portfolio investments aggregated $36,484,832 of which $46,516,826 related to appreciated portfolio investments and $10,031,994 related to depreciated portfolio investments.

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	101

Small-Cap Equity Fund	Summary portfolio of investments September 30, 2005

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	AGRICULTURAL PRODUCTION-CROPS		$1,168,177	0.33%

	AGRICULTURAL PRODUCTION-LIVESTOCK		822,427	0.23

	AMUSEMENT AND RECREATION SERVICES		1,349,642	0.38

	APPAREL AND ACCESSORY STORES
*	Aeropostale, Inc	84,150	1,788,187	0.50
*	Pacific Sunwear of California, Inc	73,226	1,569,965	0.44
	Other		5,404,862	1.50

			8,763,014	2.44

	APPAREL AND OTHER TEXTILE PRODUCTS		1,136,688	0.32

	AUTO REPAIR, SERVICES AND PARKING		959,235	0.27

	AUTOMOTIVE DEALERS AND SERVICE STATIONS
*	CSK Auto Corp	78,700	1,171,056	0.33
	Other		1,293,718	0.36

			2,464,774	0.69

	BUILDING MATERIALS AND GARDEN SUPPLIES		70,273	0.02

	BUSINESS SERVICES
*	Avocent Corp	39,483	1,249,242	0.35
	Catalina Marketing Corp	61,756	1,404,331	0.39
*	Earthlink, Inc	197,707	2,115,465	0.59
*	eFunds Corp.	77,540	1,460,078	0.41
*	Korn/Ferry International	71,000	1,163,690	0.32
*	Parametric Technology Corp	298,301	2,079,158	0.58
	Other		25,084,078	7.00

			34,556,042	9.64

	CHEMICALS AND ALLIED PRODUCTS
	H.B. Fuller Co	44,000	1,367,520	0.38
*	Kos Pharmaceuticals, Inc	22,049	1,475,740	0.41
	Other		15,508,655	4.33

			18,351,915	5.12

	COAL MINING		413,017	0.12

	COMMUNICATIONS		7,287,733	2.03

	DEPOSITORY INSTITUTIONS
*	FirstFed Financial Corp	29,100	1,565,871	0.44
	Pacific Capital Bancorp	56,304	1,874,360	0.52
	Other		31,280,406	8.73

			34,720,637	9.69

	EATING AND DRINKING PLACES
*	CEC Entertainment, Inc	54,424	1,728,506	0.48
	CKE Restaurants, Inc	112,850	1,487,363	0.42
	Other		5,031,896	1.40

			8,247,765	2.30

102	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Equity Fund	Summary portfolio of investments September 30, 2005	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	EDUCATIONAL SERVICES		$369,799	0.10%

	ELECTRIC, GAS, AND SANITARY SERVICES
	New Jersey Resources Corp	40,200	1,848,396	0.52
	Nicor, Inc	41,800	1,756,854	0.49
*	Waste Connections, Inc	42,100	1,476,868	0.41
	Other		6,406,028	1.79

			11,488,146	3.21

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
	Imation Corp	47,700	2,044,899	0.57
*	Polycom, Inc	92,600	1,497,342	0.42
*	Silicon Image, Inc	143,470	1,275,448	0.36
	Other		18,695,960	5.21

			23,513,649	6.56

	ENGINEERING AND MANAGEMENT SERVICES
*	Lifecell Corp	64,797	1,401,559	0.39
*	Per-Se Technologies, Inc	70,490	1,456,323	0.41
	Other		4,551,431	1.27

			7,409,313	2.07

	FABRICATED METAL PRODUCTS		3,301,704	0.92

	FOOD AND KINDRED PRODUCTS		1,496,295	0.42

	FOOD STORES		620,560	0.17

	FURNITURE AND FIXTURES		1,821,578	0.51

	FURNITURE AND HOMEFURNISHINGS STORES		1,059,542	0.30

	GENERAL BUILDING CONTRACTORS		2,643,309	0.74

	GENERAL MERCHANDISE STORES		341,227	0.10

	HEALTH SERVICES
*	Beverly Enterprises, Inc	104,400	1,278,900	0.36
*	Genesis HealthCare Corp	41,418	1,669,974	0.47
	Other		3,919,879	1.09

			6,868,753	1.92

	HEAVY CONSTRUCTION, EXCEPT BUILDING		195,024	0.05

	HOLDING AND OTHER INVESTMENT OFFICES
	iShares Russell 2000 Index Fund	140,367	9,318,965	2.60
	Other		22,929,670	6.40

			32,248,635	9.00

	HOTELS AND OTHER LODGING PLACES		1,308,312	0.36

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	103

Small-Cap Equity Fund	Summary portfolio of investments September 30, 2005	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	INDUSTRIAL MACHINERY AND EQUIPMENT
	Albany International Corp (Class A)	49,900	$1,839,813	0.51%
*	EnPro Industries, Inc	52,000	1,751,880	0.49
	Kennametal, Inc	42,170	2,068,017	0.58
*	Oil States International, Inc	38,600	1,401,566	0.39
	Other		15,497,697	4.32

			22,558,973	6.29

	INSTRUMENTS AND RELATED PRODUCTS
*	ESCO Technologies, Inc	22,800	1,141,596	0.32
*	Hologic, Inc	29,918	1,727,764	0.48
	Mentor Corp	33,500	1,842,835	0.52
	Teledyne Technologies, Inc	35,500	1,223,685	0.34
	Other		20,373,410	5.68

			26,309,290	7.34

	INSURANCE AGENTS, BROKERS AND SERVICE		356,295	0.10

	INSURANCE CARRIERS		9,279,536	2.59

	JUSTICE, PUBLIC ORDER AND SAFETY		291,230	0.08

	LEATHER AND LEATHER PRODUCTS
	Wolverine World Wide, Inc	73,950	1,556,648	0.43
	Other		282,416	0.08

			1,839,064	0.51

	LEGAL SERVICES		235,356	0.07

	LUMBER AND WOOD PRODUCTS		806,516	0.22

	METAL MINING		789,833	0.22

	MISCELLANEOUS MANUFACTURING INDUSTRIES
	Yankee Candle Co, Inc	52,800	1,293,600	0.36
	Other		1,270,141	0.36

			2,563,741	0.72

	MISCELLANEOUS RETAIL		3,063,518	0.85

	MOTION PICTURES		410,778	0.11

	NONDEPOSITORY INSTITUTIONS
*	Metris Cos, Inc	103,200	1,509,816	0.42
	Other		4,055,349	1.13

			5,565,165	1.55

	NONMETALLIC MINERALS, EXCEPT FUELS		178,324	0.05

	OIL AND GAS EXTRACTION
	Berry Petroleum Co (Class A)	18,637	1,242,902	0.35
*	Cal Dive International, Inc	23,352	1,480,750	0.41
*	Grey Wolf, Inc	170,100	1,433,943	0.40
	Other		9,049,502	2.52

			13,207,097	3.68

104	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Equity Fund	Summary portfolio of investments September 30, 2005	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	PAPER AND ALLIED PRODUCTS		$1,623,827	0.45%

	PERSONAL SERVICES		1,249,152	0.35

	PETROLEUM AND COAL PRODUCTS
	Frontier Oil Corp	55,979	2,482,669	0.69
	Holly Corp	21,500	1,375,570	0.38
	Other		1,173,387	0.33

			5,031,626	1.40

	PRIMARY METAL INDUSTRIES
*	AK Steel Holding Corp	151,716	1,300,206	0.36
*	Lone Star Technologies, Inc	26,300	1,462,017	0.41
	Quanex Corp	29,250	1,936,935	0.54
	Other		5,061,238	1.41

			9,760,396	2.72

	PRINTING AND PUBLISHING
	John H Harland Co	26,906	1,194,626	0.33
	Media General, Inc (Class A)	21,900	1,270,419	0.36
	Other		3,267,198	0.91

			5,732,243	1.60

	RAILROAD TRANSPORTATION		935,514	0.26

	REAL ESTATE		1,880,637	0.52

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		1,000,528	0.28

	SECURITY AND COMMODITY BROKERS		1,370,959	0.38

	SOCIAL SERVICES		482,512	0.13

	SPECIAL TRADE CONTRACTORS		1,017,617	0.28

	STONE, CLAY, AND GLASS PRODUCTS		576,979	0.16

	TEXTILE MILL PRODUCTS		193,802	0.05

	TOBACCO PRODUCTS		66,011	0.02

	TRANSPORTATION BY AIR		3,007,147	0.84

	TRANSPORTATION EQUIPMENT
	Wabash National Corp	72,700	1,429,282	0.40
	Other		7,891,493	2.20

			9,320,775	2.60

	TRANSPORTATION SERVICES		888,004	0.25

	TRUCKING AND WAREHOUSING		1,684,686	0.47

	WATER TRANSPORTATION		212,549	0.06

	WHOLESALE TRADE-DURABLE GOODS		5,154,405	1.44

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	105

Small-Cap Equity Fund	Summary portfolio of investments September 30, 2005	concluded

	COMPANY		SHARES	VALUE	% OF NET ASSETS

	WHOLESALE TRADE-NONDURABLE GOODS
	K-Swiss, Inc (Class A)		46,245	$1,367,465	0.38%
*	United Stationers, Inc		25,142	1,203,296	0.34
	Other			2,115,991	0.59

				4,686,752	1.31

	TOTAL COMMON STOCKS	(Cost $335,918,212)		358,328,022	99.96

	TOTAL PORTFOLIO	(Cost $335,918,212)		358,328,022	99.96%
	OTHER ASSETS & LIABILITIES, NET			136,200	0.04

	NET ASSETS			$358,464,222	100.00%

*	Non-income producing

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At September 30, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $341,363,843. Net unrealized appreciation of portfolio investments aggregated $16,964,179 of which $34,520,055 related to appreciated portfolio investments and $17,555,876 related to depreciated portfolio investments.

106	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Large-Cap Growth Index Fund	Summary portfolio of investments September 30, 2005

	COMPANY		SHARES	VALUE	% OF NET ASSETS

	PREFERRED STOCKS

	HOLDING AND OTHER INVESTMENT OFFICES			$1,893	0.00	%**

	TOTAL PREFERRED STOCKS	(Cost $957)		1,893	0.00	**

	COMMON STOCKS

	AMUSEMENT AND RECREATION SERVICES			774,429	0.16

	APPAREL AND ACCESSORY STORES			5,081,108	1.04

	APPAREL AND OTHER TEXTILE PRODUCTS			195,891	0.04

	AUTO REPAIR, SERVICES AND PARKING			63,273	0.01

	AUTOMOTIVE DEALERS AND SERVICE STATIONS			1,274,116	0.26

	BUILDING MATERIALS AND GARDEN SUPPLIES
	Home Depot, Inc		167,071	6,372,088	1.31
	Lowe’s Cos, Inc		59,916	3,858,590	0.79
	Other			698,175	0.14

				10,928,853	2.24

	BUSINESS SERVICES
*	eBay, Inc		84,231	3,470,317	0.71
	First Data Corp		60,213	2,408,520	0.49
*	Google, Inc (Class A)		12,688	4,015,244	0.82
	Microsoft Corp		716,681	18,440,202	3.79
*	Oracle Corp		292,864	3,628,585	0.75
*	Yahoo!, Inc		93,668	3,169,725	0.65
	Other			22,704,880	4.66

				57,837,473	11.87

	CHEMICALS AND ALLIED PRODUCTS
	Abbott Laboratories		105,032	4,453,357	0.91
*	Amgen, Inc		95,652	7,620,595	1.56
	Dow Chemical Co		70,156	2,923,401	0.60
	Eli Lilly & Co		70,830	3,790,822	0.78
*	Genentech, Inc		35,886	3,021,960	0.62
	Gillette Co		69,343	4,035,763	0.83
	Procter & Gamble Co		193,072	11,480,061	2.36
	Schering-Plough Corp		114,142	2,402,689	0.49
	Wyeth		51,532	2,384,386	0.49
	Other			18,975,843	3.90

				61,088,877	12.54

	COAL MINING			1,648,630	0.34

	COMMUNICATIONS
*	Comcast Corp (Class A)		74,519	2,189,368	0.45
	Other			8,003,134	1.64

				10,192,502	2.09

	DEPOSITORY INSTITUTIONS			4,566,465	0.94

	EATING AND DRINKING PLACES			2,729,768	0.56

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	107

Large-Cap Growth Index Fund	Summary portfolio of investments September 30, 2005	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	EDUCATIONAL SERVICES		$1,550,416	0.32%

	ELECTRIC, GAS, AND SANITARY SERVICES
	TXU Corp	18,541	2,092,908	0.43
	Other		2,764,284	0.57

			4,857,192	1.00

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Cisco Systems, Inc	500,284	8,970,092	1.84
	General Electric Co	622,257	20,951,393	4.30
	Intel Corp	477,817	11,778,189	2.42
	Motorola, Inc	152,011	3,357,923	0.69
	Qualcomm, Inc	126,383	5,655,639	1.16
	Texas Instruments, Inc	128,591	4,359,235	0.89
	Other		16,837,320	3.46

			71,909,791	14.76

	ENGINEERING AND MANAGEMENT SERVICES		4,654,394	0.95

	FABRICATED METAL PRODUCTS		1,909,855	0.39

	FOOD AND KINDRED PRODUCTS
	Coca-Cola Co	100,365	4,334,764	0.89
	PepsiCo, Inc	129,557	7,347,177	1.51
	Other		5,575,777	1.14

			17,257,718	3.54

	FOOD STORES		2,378,823	0.49

	FURNITURE AND FIXTURES		1,683,811	0.35

	FURNITURE AND HOMEFURNISHINGS STORES		3,137,716	0.64

	GENERAL BUILDING CONTRACTORS		2,970,908	0.61

	GENERAL MERCHANDISE STORES
	Target Corp	68,522	3,558,347	0.73
	Wal-Mart Stores, Inc	194,969	8,543,542	1.75
	Other		2,410,358	0.50

			14,512,247	2.98

	HEALTH SERVICES		8,760,594	1.80

	HOLDING AND OTHER INVESTMENT OFFICES
	iShares Russell 1000 Growth Index Fund	55,530	2,767,060	0.57
	Other		2,197,421	0.45

			4,964,481	1.02

	HOTELS AND OTHER LODGING PLACES		3,300,347	0.68

108	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Large-Cap Growth Index Fund	Summary portfolio of investments September 30, 2005	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	INDUSTRIAL MACHINERY AND EQUIPMENT
	3M Co	59,570	$4,370,055	0.90%
*	Apple Computer, Inc	63,687	3,414,260	0.70
	Applied Materials, Inc	129,078	2,189,163	0.45
	Caterpillar, Inc	52,814	3,102,822	0.64
*	Dell, Inc	190,289	6,507,884	1.34
*	EMC Corp	185,924	2,405,857	0.49
	International Business Machines Corp	105,710	8,480,056	1.74
	Other		11,078,090	2.27

			41,548,187	8.53

	INSTRUMENTS AND RELATED PRODUCTS
	Johnson & Johnson	230,129	14,562,563	2.99
	Medtronic, Inc	93,588	5,018,189	1.03
	Other		19,211,788	3.94

			38,792,540	7.96

	INSURANCE AGENTS, BROKERS AND SERVICE		381,097	0.08

	INSURANCE CARRIERS
	American International Group, Inc	52,683	3,264,239	0.67
	UnitedHealth Group, Inc	97,964	5,505,577	1.13
	Other		8,408,762	1.73

			17,178,578	3.53

	LEATHER AND LEATHER PRODUCTS		1,050,929	0.22

	METAL MINING		1,309,292	0.27

	MISCELLANEOUS MANUFACTURING INDUSTRIES		975,949	0.20

	MISCELLANEOUS RETAIL
	Walgreen Co	79,140	3,438,633	0.71
	Other		5,811,021	1.19

			9,249,654	1.90

	MOTION PICTURES		3,437,440	0.71

	NONDEPOSITORY INSTITUTIONS
	American Express Co	84,664	4,863,100	1.00
	Other		2,858,788	0.59

			7,721,888	1.59

	NONMETALLIC MINERALS, EXCEPT FUELS		612,572	0.13

	OIL AND GAS EXTRACTION
	Halliburton Co	34,442	2,359,966	0.49
	Other		8,241,571	1.69

			10,601,537	2.18

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	109

Large-Cap Growth Index Fund	Summary portfolio of investments September 30, 2005	continued

	COMPANY		SHARES	VALUE	% OF NET ASSETS

	PAPER AND ALLIED PRODUCTS			$996,665	0.20%

	PERSONAL SERVICES			1,210,193	0.25

	PETROLEUM AND COAL PRODUCTS			2,876,341	0.59

	PRIMARY METAL INDUSTRIES
*	Corning, Inc		110,081	2,127,866	0.43
	Other			428,035	0.09

				2,555,901	0.52

	PRINTING AND PUBLISHING			3,518,479	0.72

	RAILROAD TRANSPORTATION			185,481	0.04

	REAL ESTATE			744,063	0.15

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS			198,379	0.04

	SECURITY AND COMMODITY BROKERS			6,814,114	1.40

	STONE, CLAY, AND GLASS PRODUCTS			213,895	0.04

	TOBACCO PRODUCTS
	Altria Group, Inc		64,686	4,768,005	0.98
	Other			281,215	0.06

				5,049,220	1.04

	TRANSPORTATION BY AIR
	FedEx Corp		23,323	2,032,133	0.42
	Other			711,902	0.14

				2,744,035	0.56

	TRANSPORTATION EQUIPMENT
	Boeing Co		63,961	4,346,150	0.89
	United Technologies Corp		79,224	4,106,972	0.84
	Other			5,934,299	1.22

				14,387,421	2.95

	TRANSPORTATION SERVICES			1,046,448	0.21

	TRUCKING AND WAREHOUSING
	United Parcel Service, Inc (Class B)		47,508	3,284,228	0.68
	Other			602,271	0.12

				3,886,499	0.80

	WHOLESALE TRADE-DURABLE GOODS			1,554,307	0.32

	WHOLESALE TRADE-NONDURABLE GOODS			5,310,219	1.09

	TOTAL COMMON STOCKS	(Cost $460,561,484)		486,381,001	99.84

110	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Large-Cap Growth Index Fund	Summary portfolio of investments September 30, 2005	concluded

	COMPANY		SHARES	VALUE	% OF NET ASSETS

	SHORT-TERM INVESTMENTS

†	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES			$820,000	0.17%

	TOTAL SHORT-TERM INVESTMENTS	(Cost $819,855)		820,000	0.17

	TOTAL PORTFOLIO	(Cost $461,382,296)		487,202,894	100.01%
	OTHER ASSETS & LIABILITIES, NET			(40,596)	(0.01)

	NET ASSETS			$487,162,298	100.00%

*	Non-income producing

**	Percentage represents less than 0.01%

†	Notes have a rate of 3.180% and mature 10/03/05.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At September 30, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $461,653,946. Net unrealized appreciation of portfolio investments aggregated $25,548,948 of which $39,702,773 related to appreciated portfolio investments and $14,153,825 related to depreciated portfolio investments.

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	111

Large-Cap Value Index Fund	Summary portfolio of investments September 30, 2005

					% OF NET
	COMPANY		SHARES	VALUE	ASSETS

	PREFERRED STOCKS

	HOLDING AND OTHER INVESTMENT OFFICES			$10,727	0.00	%**

	TOTAL PREFERRED STOCKS	(Cost $5,932)		10,727	0.00	**

	COMMON STOCKS

	AGRICULTURAL PRODUCTION-LIVESTOCK			34,580	0.01

	AMUSEMENT AND RECREATION SERVICES			558,425	0.13

	APPAREL AND ACCESSORY STORES			202,007	0.05

	APPAREL AND OTHER TEXTILE PRODUCTS			1,088,796	0.25

	AUTO REPAIR, SERVICES AND PARKING			257,967	0.06

	AUTOMOTIVE DEALERS AND SERVICE STATIONS			250,024	0.06

	BUSINESS SERVICES			8,035,585	1.85

	CHEMICALS AND ALLIED PRODUCTS
	Bristol-Myers Squibb Co		80,787	1,943,735	0.44
	Du Pont (E.I.) de Nemours & Co		57,548	2,254,155	0.52
	Merck & Co, Inc		117,710	3,202,889	0.74
	Pfizer, Inc		516,709	12,902,224	2.97
	Wyeth		46,661	2,159,004	0.50
	Other			9,290,457	2.14

				31,752,464	7.31

	COAL MINING			341,155	0.08

	COMMUNICATIONS
	BellSouth Corp		127,303	3,348,069	0.77
*	Comcast Corp (Class A)		74,293	2,182,728	0.50
	SBC Communications, Inc		229,650	5,504,711	1.27
	Sprint Nextel Corp		159,765	3,799,212	0.87
	Verizon Communications, Inc		192,427	6,290,439	1.45
	Other			8,103,329	1.87

				29,228,488	6.73

	DEPOSITORY INSTITUTIONS
	Bank of America Corp		279,704	11,775,538	2.71
	Citigroup, Inc		361,676	16,463,492	3.79
	JPMorgan Chase & Co		244,580	8,298,599	1.91
	SunTrust Banks, Inc		25,126	1,745,001	0.40
	US Bancorp		127,419	3,577,925	0.83
	Wachovia Corp		109,581	5,214,960	1.20
	Washington Mutual, Inc		60,509	2,373,163	0.55
	Wells Fargo & Co		105,526	6,180,658	1.42
	Other			21,972,217	5.06

				77,601,553	17.87

	EATING AND DRINKING PLACES
	McDonald’s Corp		87,946	2,945,311	0.68
	Other			236,926	0.05

				3,182,237	0.73

112	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Large-Cap Value Index Fund	Summary portfolio of investments September 30, 2005	continued

			% OF NET
COMPANY	SHARES	VALUE	ASSETS

EDUCATIONAL SERVICES		$16,748	0.00%**

ELECTRIC, GAS, AND SANITARY SERVICES
Dominion Resources, Inc	23,632	2,035,660	0.47
Duke Energy Corp	64,296	1,875,514	0.43
Exelon Corp	46,434	2,481,433	0.57
Southern Co	51,773	1,851,402	0.43
Other		24,572,352	5.66

		32,816,361	7.56

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
General Electric Co	178,498	6,010,028	1.38
Honeywell International, Inc	59,099	2,216,213	0.51
Other		5,882,278	1.36

		14,108,519	3.25

ENGINEERING AND MANAGEMENT SERVICES		77,684	0.02

FABRICATED METAL PRODUCTS		687,623	0.16

FOOD AND KINDRED PRODUCTS
Coca-Cola Co	54,589	2,357,699	0.54
Other		8,335,470	1.92

		10,693,169	2.46

FOOD STORES		1,692,122	0.39

FORESTRY		1,374,156	0.32

FURNITURE AND FIXTURES		1,529,941	0.35

FURNITURE AND HOMEFURNISHINGS STORES		381,728	0.09

GENERAL BUILDING CONTRACTORS		1,932,189	0.44

GENERAL MERCHANDISE STORES		3,267,634	0.75

HEALTH SERVICES		1,141,614	0.26

HOLDING AND OTHER INVESTMENT OFFICES		15,493,033	3.57

HOTELS AND OTHER LODGING PLACES		335,012	0.08

INDUSTRIAL MACHINERY AND EQUIPMENT
Hewlett-Packard Co	201,061	5,870,981	1.35
Other		5,551,502	1.28

		11,422,483	2.63

INSTRUMENTS AND RELATED PRODUCTS		3,671,487	0.85

INSURANCE AGENTS, BROKERS AND SERVICE		3,440,456	0.79

INSURANCE CARRIERS
Allstate Corp	46,417	2,566,396	0.59
American International Group, Inc	112,020	6,940,759	1.60
Prudential Financial, Inc	33,484	2,262,179	0.52
St. Paul Travelers Cos, Inc	46,684	2,094,711	0.48
Other		17,957,482	4.14

		31,821,527	7.33

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	113

Large-Cap Value Index Fund	Summary portfolio of investments September 30, 2005	continued

			% OF NET
COMPANY	SHARES	VALUE	ASSETS

LOCAL AND INTERURBAN PASSENGER TRANSIT		$175,498	0.04%

LUMBER AND WOOD PRODUCTS		204,020	0.05

METAL MINING		1,887,827	0.43

MISCELLANEOUS MANUFACTURING INDUSTRIES		623,295	0.14

MISCELLANEOUS RETAIL		1,738,186	0.40

MOTION PICTURES
Time Warner, Inc	301,342	5,457,304	1.26
Viacom, Inc (Class B)	80,994	2,673,612	0.61
Walt Disney Co	107,817	2,601,624	0.60
Other		1,703,248	0.39

		12,435,788	2.86

NONDEPOSITORY INSTITUTIONS
Fannie Mae	67,234	3,013,428	0.70
Freddie Mac	47,861	2,702,232	0.62
MBNA Corp	87,958	2,167,285	0.50
Other		3,655,684	0.84

		11,538,629	2.66

NONMETALLIC MINERALS, EXCEPT FUELS		167,566	0.04

OIL AND GAS EXTRACTION
Burlington Resources, Inc	26,676	2,169,292	0.50
Devon Energy Corp	32,836	2,253,863	0.52
Occidental Petroleum Corp	27,671	2,363,934	0.55
Other		6,954,756	1.60

		13,741,845	3.17

PAPER AND ALLIED PRODUCTS		4,184,802	0.96

PERSONAL SERVICES		184,063	0.04

PETROLEUM AND COAL PRODUCTS
Chevron Corp	157,428	10,190,314	2.35
ConocoPhillips	96,726	6,762,115	1.56
Exxon Mobil Corp	442,515	28,117,403	6.47
Marathon Oil Corp	25,144	1,733,176	0.40
Valero Energy Corp	20,535	2,321,687	0.53
Other		1,295,796	0.30

		50,420,491	11.61

PRIMARY METAL INDUSTRIES		2,980,252	0.69

PRINTING AND PUBLISHING		3,416,530	0.79

RAILROAD TRANSPORTATION		4,540,287	1.05

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		264,333	0.06

114	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Large-Cap Value Index Fund	Summary portfolio of investments September 30, 2005	concluded

	COMPANY		SHARES	VALUE	% OF NET ASSETS

	SECURITY AND COMMODITY BROKERS
	Goldman Sachs Group, Inc		24,547	$2,984,424	0.69%
	Lehman Brothers Holdings, Inc		19,185	2,234,669	0.51
	Merrill Lynch & Co, Inc		65,451	4,015,419	0.93
	Morgan Stanley		68,685	3,704,869	0.85
	Other			2,343,588	0.54

				15,282,969	3.52

	STONE, CLAY, AND GLASS PRODUCTS			556,112	0.13

	TOBACCO PRODUCTS
	Altria Group, Inc		85,740	6,319,895	1.46
	Other			917,554	0.21

				7,237,449	1.67

	TRANSPORTATION BY AIR			407,558	0.09

	TRANSPORTATION EQUIPMENT			7,067,527	1.63

	TRANSPORTATION SERVICES			295,620	0.07

	TRUCKING AND WAREHOUSING			202,408	0.05

	WATER TRANSPORTATION			294,696	0.07

	WHOLESALE TRADE-DURABLE GOODS			1,483,587	0.34

	WHOLESALE TRADE-NONDURABLE GOODS			3,596,917	0.83

	TOTAL COMMON STOCKS	(Cost $386,687,435)		433,365,022	99.82

	SHORT-TERM INVESTMENTS
†	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES			1,150,000	0.26

	TOTAL SHORT-TERM INVESTMENTS	(Cost $1,149,797)		1,150,000	0.26

	TOTAL PORTFOLIO	(Cost $387,843,164)		434,525,749	100.08%
	OTHER ASSETS & LIABILITIES, NET			(364,904)	(0.08)

	NET ASSETS			$434,160,845	100.00%

*	Non-income producing

**	Percentage represents less than 0.01%

†	Notes have a rate of 3.180% and mature 10/03/05.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At September 30, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $388,117,230. Net unrealized appreciation of portfolio investments aggregated $46,408,519 of which $55,495,291 related to appreciated portfolio investments and $9,086,772 related to depreciated portfolio investments.

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	115

S&P 500 Index Fund	Summary portfolio of investments September 30, 2005

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	COMMON STOCKS

	AMUSEMENT AND RECREATION SERVICES		$671,457	0.11%

	APPAREL AND ACCESSORY STORES		2,359,760	0.38

	APPAREL AND OTHER TEXTILE PRODUCTS		717,802	0.11

	AUTO REPAIR, SERVICES AND PARKING		123,192	0.02

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		457,775	0.07

	BUILDING MATERIALS AND GARDEN SUPPLIES
	Home Depot, Inc	119,900	4,572,986	0.73
	Other		3,085,481	0.49

			7,658,467	1.22

	BUSINESS SERVICES
d	Microsoft Corp	516,191	13,281,594	2.12
	Other		24,580,856	3.93

			37,862,450	6.05

	CHEMICALS AND ALLIED PRODUCTS
	Abbott Laboratories	87,100	3,693,040	0.59
*	Amgen, Inc	69,100	5,505,197	0.88
	Eli Lilly & Co	63,500	3,398,520	0.54
	Merck & Co, Inc	123,000	3,346,830	0.54
d	Pfizer, Inc	412,920	10,310,612	1.65
	Procter & Gamble Co	142,900	8,496,834	1.36
	Wyeth	75,100	3,474,877	0.56
	Other		25,039,840	4.00

			63,265,750	10.12

	COMMUNICATIONS
*	Comcast Corp (Class A)	122,966	3,612,741	0.58
	SBC Communications, Inc	185,100	4,436,847	0.71
	Sprint Nextel Corp	164,266	3,906,245	0.62
	Verizon Communications, Inc	154,900	5,063,681	0.81
	Other		7,770,483	1.24

			24,789,997	3.96

	DEPOSITORY INSTITUTIONS
	Bank of America Corp	225,104	9,476,878	1.52
	Citigroup, Inc	289,700	13,187,144	2.11
	JPMorgan Chase & Co	196,836	6,678,645	1.07
	Wachovia Corp	88,364	4,205,243	0.67
	Wells Fargo & Co	94,500	5,534,865	0.88
	Other		21,302,339	3.41

			60,385,114	9.66

	EATING AND DRINKING PLACES		3,638,632	0.58

	EDUCATIONAL SERVICES		544,398	0.09

	ELECTRIC, GAS, AND SANITARY SERVICES		24,579,460	3.93

116	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

S&P 500 Index Fund	Summary portfolio of investments September 30, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Cisco Systems, Inc	358,000	$6,418,940	1.03%
d	General Electric Co	594,000	19,999,980	3.20
	Intel Corp	341,400	8,415,510	1.34
	Motorola, Inc	138,300	3,055,047	0.49
	Qualcomm, Inc	91,300	4,085,675	0.65
	Texas Instruments, Inc	90,900	3,081,510	0.49
	Other		15,505,491	2.48

			60,562,153	9.68

	ENGINEERING AND MANAGEMENT SERVICES		2,206,540	0.35

	FABRICATED METAL PRODUCTS		1,299,285	0.21

	FOOD AND KINDRED PRODUCTS
	Coca-Cola Co	116,300	5,022,997	0.80
	PepsiCo, Inc	93,500	5,302,385	0.85
	Other		9,912,506	1.59

			20,237,888	3.24

	FOOD STORES		2,448,914	0.39

	FORESTRY		941,875	0.15

	FURNITURE AND FIXTURES		1,972,703	0.31

	FURNITURE AND HOMEFURNISHINGS STORES		2,002,758	0.32

	GENERAL BUILDING CONTRACTORS		1,860,554	0.30

	GENERAL MERCHANDISE STORES
	Wal-Mart Stores, Inc	139,900	6,130,418	0.98
	Other		6,579,274	1.05

			12,709,692	2.03

	HEALTH SERVICES		5,613,872	0.90

	HOLDING AND OTHER INVESTMENT OFFICES		5,923,503	0.95

	HOTELS AND OTHER LODGING PLACES		1,710,730	0.27

	INDUSTRIAL MACHINERY AND EQUIPMENT
	3M Co	42,800	3,139,808	0.50
*	Dell, Inc	134,330	4,594,086	0.73
	Hewlett-Packard Co	160,500	4,686,600	0.75
	International Business Machines Corp	89,400	7,171,668	1.15
	Other		15,736,564	2.52

			35,328,726	5.65

	INSTRUMENTS AND RELATED PRODUCTS
	Johnson & Johnson	166,600	10,542,448	1.68
	Medtronic, Inc	67,800	3,635,436	0.58
	Other		14,806,554	2.37

			28,984,438	4.63

	INSURANCE AGENTS, BROKERS AND SERVICE		2,779,349	0.44

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	117

S&P 500 Index Fund	Summary portfolio of investments September 30, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	INSURANCE CARRIERS
	American International Group, Inc	145,400	$9,008,984	1.44%
	UnitedHealth Group, Inc	70,700	3,973,340	0.64
	Other		22,780,880	3.64

			35,763,204	5.72

	LEATHER AND LEATHER PRODUCTS		667,968	0.11

	LUMBER AND WOOD PRODUCTS		168,909	0.03

	METAL MINING		2,379,765	0.38

	MISCELLANEOUS MANUFACTURING INDUSTRIES
	Tyco International Ltd	113,400	3,158,190	0.50
	Other		1,237,038	0.20

			4,395,228	0.70

	MISCELLANEOUS RETAIL		6,246,094	1.00

	MOTION PICTURES
	Time Warner, Inc	263,000	4,762,930	0.76
	Viacom, Inc (Class B)	88,800	2,931,288	0.47
			4,855,986	0.78

			12,550,204	2.01

	NONDEPOSITORY INSTITUTIONS
	American Express Co	69,500	3,992,080	0.64
	Other		10,791,022	1.72

			14,783,102	2.36

	NONMETALLIC MINERALS, EXCEPT FUELS		422,997	0.07

	OIL AND GAS EXTRACTION		19,145,094	3.06

	PAPER AND ALLIED PRODUCTS		3,716,059	0.59

	PERSONAL SERVICES		754,919	0.12

	PETROLEUM AND COAL PRODUCTS
	Chevron Corp	126,115	8,163,424	1.31
	ConocoPhillips	77,900	5,445,989	0.87
d	Exxon Mobil Corp	353,300	22,448,682	3.59
	Other		6,261,630	1.00

			42,319,725	6.77

	PRIMARY METAL INDUSTRIES		3,723,344	0.60

	PRINTING AND PUBLISHING		3,613,541	0.58

	RAILROAD TRANSPORTATION		3,794,692	0.61

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		435,360	0.07

118	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

S&P 500 Index Fund	Summary portfolio of investments September 30, 2005	concluded

			% OF NET
COMPANY	SHARES	VALUE	ASSETS

SECURITY AND COMMODITY BROKERS
Goldman Sachs Group, Inc	26,000	$3,161,080	0.51%
Merrill Lynch & Co, Inc	51,900	3,184,065	0.51
Morgan Stanley	60,800	3,279,552	0.52
Other		5,186,353	0.83

		14,811,050	2.37

TOBACCO PRODUCTS
Altria Group, Inc	116,200	8,565,102	1.37
Other		787,794	0.13

		9,352,896	1.50

TRANSPORTATION BY AIR		2,063,090	0.33

TRANSPORTATION EQUIPMENT
Boeing Co	45,900	3,118,905	0.50
United Technologies Corp	57,400	2,975,616	0.47
Other		9,556,178	1.53

		15,650,699	2.50

TRANSPORTATION SERVICES		146,016	0.02

TRUCKING AND WAREHOUSING
United Parcel Service, Inc (Class B)	62,000	4,286,060	0.69

WATER TRANSPORTATION		1,209,516	0.19

WHOLESALE TRADE-DURABLE GOODS		339,570	0.05

WHOLESALE TRADE-NONDURABLE GOODS		6,103,280	0.98

TOTAL COMMON STOCKS	(Cost $568,627,168)	622,479,616	99.53

	ISSUER		PRINCIPAL

	SHORT-TERM INVESTMENTS

	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
d	Federal Home Loan Bank (FHLB)	3.180%, 10/03/05	$10,770,000	10,770,000	1.72

	TOTAL SHORT-TERM INVESTMENTS	(Cost $10,768,097)		10,770,000	1.72

	TOTAL PORTFOLIO	(Cost $579,395,265)		633,249,616	101.25%
	OTHER ASSETS & LIABILITIES, NET			(7,842,601)	(1.25)

	NET ASSETS			$625,407,015	100.00%

*	Non-income producing

d	All or a portion of these securities have been segregated by the custodian to cover margin or other requirements on open futures contracts.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At September 30, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $581,358,788. Net unrealized appreciation of portfolio investments aggregated $51,890,828 of which $67,867,985 related to appreciated portfolio investments and $15,977,157 related to depreciated portfolio investments.

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	119

Mid-Cap Growth Index Fund	Summary portfolio of investments September 30, 2005

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	AMUSEMENT AND RECREATION SERVICES		$172,297	0.58%

	APPAREL AND ACCESSORY STORES		678,209	2.27

	APPAREL AND OTHER TEXTILE PRODUCTS		42,367	0.14

	AUTO REPAIR, SERVICES AND PARKING		13,448	0.05

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		287,205	0.96

	BUILDING MATERIALS AND GARDEN SUPPLIES		158,148	0.53

	BUSINESS SERVICES
	Autodesk, Inc	3,869	179,676	0.60
*	Fiserv, Inc	3,262	149,628	0.50
	Other		2,682,299	8.98

			3,011,603	10.08

	CHEMICALS AND ALLIED PRODUCTS
*	Forest Laboratories, Inc	5,997	233,703	0.78
*	Medimmune, Inc	4,196	141,195	0.47
	Other		1,404,088	4.70

			1,778,986	5.95

	COAL MINING
	Peabody Energy Corp	2,258	190,462	0.64
	Other		180,284	0.60

			370,746	1.24

	COMMUNICATIONS
*	American Tower Corp (Class A)	6,311	157,459	0.53
	Other		913,013	3.05

			1,070,472	3.58

	DEPOSITORY INSTITUTIONS
	Synovus Financial Corp	5,243	145,336	0.49
	Other		478,053	1.60

			623,389	2.09

	EATING AND DRINKING PLACES		362,529	1.21

	EDUCATIONAL SERVICES		177,615	0.60

	ELECTRIC, GAS, AND SANITARY SERVICES
*	AES Corp	11,099	182,357	0.61
	Kinder Morgan, Inc	1,465	140,874	0.47
	Williams Cos, Inc	5,694	142,635	0.48
	Other		135,371	0.45

			601,237	2.01

120	2005 Annual Report
	TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Growth Index Fund	Summary portfolio of investments September 30, 2005	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
	Analog Devices, Inc	6,304	$234,131	0.78%
*	Broadcom Corp (Class A)	4,667	218,929	0.73
	Linear Technology Corp	5,208	195,769	0.66
	Maxim Integrated Products, Inc	5,606	239,096	0.80
	National Semiconductor Corp	5,870	154,381	0.52
*	Network Appliance, Inc	6,340	150,512	0.50
	Rockwell Collins, Inc	3,045	147,134	0.49
*	Sirius Satellite Radio, Inc	22,448	147,034	0.49
	Xilinx, Inc	5,849	162,895	0.55
	Other		1,618,790	5.42

			3,268,671	10.94

	ENGINEERING AND MANAGEMENT SERVICES
*	Celgene Corp	2,858	155,247	0.52
	Moody’s Corp	4,264	217,805	0.73
	Paychex, Inc	5,686	210,837	0.70
	Quest Diagnostics, Inc	2,760	139,490	0.47
	Other		301,579	1.01

			1,024,958	3.43

	FABRICATED METAL PRODUCTS		88,683	0.30

	FOOD AND KINDRED PRODUCTS		265,912	0.89

	FOOD STORES
	Whole Foods Market, Inc	1,180	158,651	0.53
	Other		38,550	0.13

			197,201	0.66

	FURNITURE AND FIXTURES		189,210	0.63

	FURNITURE AND HOMEFURNISHINGS STORES
*	Bed Bath & Beyond, Inc	4,962	199,373	0.67
	Other		188,998	0.63

			388,371	1.30

	GENERAL BUILDING CONTRACTORS		647,125	2.17

	GENERAL MERCHANDISE STORES
	TJX Cos, Inc	8,247	168,899	0.56
	Other		225,646	0.76

			394,545	1.32

	HEALTH SERVICES
*	Coventry Health Care, Inc	1,878	161,546	0.54
*	Express Scripts, Inc	2,160	134,352	0.45
	Other		727,805	2.44

			1,023,703	3.43

	HOLDING AND OTHER INVESTMENT OFFICES		485,772	1.63

	2005 Annual Report	121
SEE NOTES TO FINANCIAL STATEMENTS	Retirement Class • TIAA-CREF Institutional Mutual Funds

Mid-Cap Growth Index Fund	Summary portfolio of investments September 30, 2005	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	HOTELS AND OTHER LODGING PLACES
	Hilton Hotels Corp	6,412	$143,116	0.48%
	Other		379,018	1.27

			522,134	1.75

	INDUSTRIAL MACHINERY AND EQUIPMENT
	American Standard Cos, Inc	3,196	148,774	0.50
	International Game Technology	5,779	156,033	0.52
	Rockwell Automation, Inc	3,141	166,159	0.55
	Other		1,938,058	6.49

			2,409,024	8.06

	INSTRUMENTS AND RELATED PRODUCTS
*	Agilent Technologies, Inc	7,055	231,051	0.77
*	Allergan, Inc	2,256	206,695	0.69
	Biomet, Inc	4,263	147,969	0.50
	Kla-Tencor Corp	3,355	163,590	0.55
	Other		1,079,899	3.61

			1,829,204	6.12

	INSURANCE AGENTS, BROKERS AND SERVICE		81,843	0.27

	INSURANCE CARRIERS		426,619	1.43

	LEATHER AND LEATHER PRODUCTS
*	Coach, Inc	6,442	202,021	0.68
	Other		30,402	0.10

			232,423	0.78

	METAL MINING
	Freeport-McMoRan Copper & Gold, Inc (Class A)	3,089	150,095	0.50
	Other		134,761	0.45

			284,856	0.95

	MISCELLANEOUS MANUFACTURING INDUSTRIES
	Fortune Brands, Inc	2,504	203,650	0.68
	Other		12,710	0.04

			216,360	0.72

	MISCELLANEOUS RETAIL		277,376	0.93

	MOTION PICTURES		62,090	0.21

	NONDEPOSITORY INSTITUTIONS		88,124	0.30

	NONMETALLIC MINERALS, EXCEPT FUELS		132,647	0.44

	OIL AND GAS EXTRACTION
	BJ Services Co	5,554	199,888	0.67
	XTO Energy, Inc	6,166	279,443	0.93
	Other		984,622	3.30

			1,463,953	4.90

	PERSONAL SERVICES
	H&R Block, Inc	5,672	136,015	0.46
	Other		132,331	0.44

			268,346	0.90

122	2005 Annual Report
	TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Growth Index Fund	Summary portfolio of investments September 30, 2005	concluded

COMPANY		SHARES	VALUE	% OF NET ASSETS

PETROLEUM AND COAL PRODUCTS
EOG Resources, Inc		4,055	$303,720	1.02%
Murphy Oil Corp		2,825	140,883	0.47
Sunoco, Inc		1,886	147,485	0.49
Other			42,496	0.14

			634,584	2.12

PRIMARY METAL INDUSTRIES			96,224	0.32

PRINTING AND PUBLISHING			464,428	1.56

RAILROAD TRANSPORTATION			39,546	0.13

REAL ESTATE			170,709	0.57

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS			42,208	0.14

SECURITY AND COMMODITY BROKERS
Chicago Mercantile Exchange Holdings, Inc		566	190,912	0.64
Legg Mason, Inc		1,751	192,067	0.64
T Rowe Price Group, Inc		2,281	148,949	0.50
Other			254,463	0.85

			786,391	2.63

STONE, CLAY, AND GLASS PRODUCTS			44,927	0.15

TOBACCO PRODUCTS			64,423	0.22

TRANSPORTATION BY AIR			157,730	0.53

TRANSPORTATION EQUIPMENT
ITT Industries, Inc		1,396	158,586	0.53
Paccar, Inc		2,606	176,921	0.59
Other			349,460	1.17

			684,967	2.29

TRANSPORTATION SERVICES			203,101	0.68

TRUCKING AND WAREHOUSING			127,872	0.43

WHOLESALE TRADE-DURABLE GOODS			338,804	1.13

WHOLESALE TRADE-NONDURABLE GOODS			273,896	0.92

TOTAL COMMON STOCKS	(Cost $21,937,185)		29,747,211	99.57

TOTAL PORTFOLIO	(Cost $21,937,185)		29,747,211	99.57%
OTHER ASSETS & LIABILITIES, NET			129,140	0.43

NET ASSETS			$29,876,351	100.00%

*	Non-income producing

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At September 30, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $21,959,631. Net unrealized appreciation of portfolio investments aggregated $7,787,580 of which $8,289,683 related to appreciated portfolio investments and $502,103 related to depreciated portfolio investments.

	2005 Annual Report	123
SEE NOTES TO FINANCIAL STATEMENTS	Retirement Class • TIAA-CREF Institutional Mutual Funds

Mid-Cap Value Index Fund	Summary portfolio of investments September 30, 2005

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	AGRICULTURAL PRODUCTION-LIVESTOCK		$14,596	0.03%

	AMUSEMENT AND RECREATION SERVICES		195,694	0.41

	APPAREL AND ACCESSORY STORES		69,168	0.15

	APPAREL AND OTHER TEXTILE PRODUCTS		384,311	0.81

	AUTO REPAIR, SERVICES AND PARKING		91,280	0.19

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		85,751	0.18

	BUSINESS SERVICES
*	Computer Sciences Corp	4,706	222,641	0.47
	Electronic Data Systems Corp	9,882	221,752	0.46
	Other		1,258,402	2.64

			1,702,795	3.57

	CHEMICALS AND ALLIED PRODUCTS
	Clorox Co	3,835	212,996	0.45
	PPG Industries, Inc	4,248	251,439	0.52
	Other		1,902,612	3.99

			2,367,047	4.96

	COAL MINING		119,384	0.25

	COMMUNICATIONS		1,294,328	2.71

	DEPOSITORY INSTITUTIONS
	AmSouth Bancorp	8,723	220,343	0.46
	Comerica, Inc	4,180	246,202	0.52
	Keycorp	10,113	326,144	0.68
	Marshall & Ilsley Corp	5,699	247,963	0.52
	Mellon Financial Corp	9,740	311,388	0.65
	North Fork Bancorporation, Inc	11,762	299,931	0.63
	Other		2,981,116	6.25

			4,633,087	9.71

	EATING AND DRINKING PLACES		84,790	0.18

	EDUCATIONAL SERVICES		6,562	0.01

	ELECTRIC, GAS, AND SANITARY SERVICES
	Ameren Corp	4,920	263,171	0.55
	American Electric Power Co, Inc	9,555	379,333	0.80
	Cinergy Corp	4,977	221,029	0.46
	Consolidated Edison, Inc	6,033	292,902	0.61
	Constellation Energy Group, Inc	4,386	270,178	0.57
	Edison International	8,083	382,164	0.80
	El Paso Corp	15,900	221,010	0.46
	PG&E Corp	9,127	358,235	0.75
	PPL Corp	9,350	302,286	0.63
	Progress Energy, Inc	6,164	275,839	0.58
	Public Service Enterprise Group, Inc	5,929	381,590	0.80
	Sempra Energy	6,342	298,455	0.63
	Other		3,867,450	8.11

			7,513,642	15.75

124	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Value Index Fund	Summary portfolio of investments September 30, 2005	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Lucent Technologies, Inc	109,355	$355,404	0.74%
	Other		1,344,441	2.82

			1,699,845	3.56

	ENGINEERING AND MANAGEMENT SERVICES		28,985	0.06

	FABRICATED METAL PRODUCTS		201,132	0.42

	FOOD AND KINDRED PRODUCTS
	Archer Daniels Midland Co	16,281	401,489	0.84
	ConAgra Foods, Inc	12,912	319,572	0.67
	Other		1,072,868	2.25

			1,793,929	3.76

	FOOD STORES
	Albertson’s, Inc	9,085	233,030	0.49
*	Kroger Co	18,085	372,370	0.78

			605,400	1.27

	FORESTRY		73,062	0.15

	FURNITURE AND FIXTURES
	Johnson Controls, Inc	3,877	240,568	0.50
	Other		240,516	0.51

			481,084	1.01

	FURNITURE AND HOMEFURNISHINGS STORES		140,679	0.30

	GENERAL BUILDING CONTRACTORS
	Pulte Homes, Inc	5,260	225,759	0.47
	Other		457,908	0.96

			683,667	1.43

	GENERAL MERCHANDISE STORES
	Federated Department Stores, Inc	6,466	432,381	0.91
	Other		422,671	0.88

			855,052	1.79

	HEALTH SERVICES		228,927	0.48

	HOLDING AND OTHER INVESTMENT OFFICES
	Equity Office Properties Trust	10,110	330,698	0.69
	Equity Residential	7,059	267,183	0.56
	iShares Russell Midcap Value Index Fund	2,715	336,253	0.71
	Prologis	5,510	244,148	0.51
	Vornado Realty Trust	3,015	261,159	0.55
	Other	1,980	3,807,480	7.98

			5,246,921	11.00

	HOTELS AND OTHER LODGING PLACES		118,056	0.25

	INDUSTRIAL MACHINERY AND EQUIPMENT		1,162,324	2.44

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	125

Mid-Cap Value Index Fund	Summary portfolio of investments September 30, 2005	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	INSTRUMENTS AND RELATED PRODUCTS
*	Xerox Corp	23,794	$324,788	0.68%
	Other		673,324	1.41

			998,112	2.09

	INSURANCE AGENTS, BROKERS AND SERVICE
	AON Corp	7,893	253,207	0.53
	Other		11,265	0.02

			264,472	0.55

	INSURANCE CARRIERS
	Cigna Corp	3,186	375,502	0.79
	Lincoln National Corp	4,295	223,426	0.47
	Principal Financial Group	7,327	347,080	0.73
	Other		3,298,800	6.91

			4,244,808	8.90

	LOCAL AND INTERURBAN PASSENGER TRANSIT		61,948	0.13

	LUMBER AND WOOD PRODUCTS		77,892	0.16

	METAL MINING		175,069	0.37

	MISCELLANEOUS MANUFACTURING INDUSTRIES		225,028	0.47

	MISCELLANEOUS RETAIL
*	Office Depot, Inc	7,847	233,056	0.49
	Other		233,962	0.49

			467,018	0.98

	MOTION PICTURES		4,140	0.01

	NONDEPOSITORY INSTITUTIONS
	CIT Group, Inc	5,263	237,782	0.50
	Other		188,340	0.39

			426,122	0.89

	NONMETALLIC MINERALS, EXCEPT FUELS		62,114	0.13

	OIL AND GAS EXTRACTION
	Kerr-McGee Corp	2,829	274,724	0.57
	Other		1,042,868	2.19

			1,317,592	2.76

	PAPER AND ALLIED PRODUCTS
	Georgia-Pacific Corp	6,433	219,108	0.46
	Other		525,227	1.10

			744,335	1.56

	PERSONAL SERVICES		62,026	0.13

	PETROLEUM AND COAL PRODUCTS
	Amerada Hess Corp	1,942	267,025	0.56
	Other		197,206	0.41

			464,231	0.97

126	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Value Index Fund	Summary portfolio of investments September 30, 2005	concluded

COMPANY		SHARES	VALUE	% OF NET ASSETS

PRIMARY METAL INDUSTRIES
Nucor Corp		3,977	$234,603	0.49%
Other			306,145	0.64

			540,748	1.13

PRINTING AND PUBLISHING			797,160	1.67

RAILROAD TRANSPORTATION
CSX Corp		5,407	251,317	0.53
Norfolk Southern Corp		8,578	347,924	0.73

			599,241	1.26

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS			95,088	0.20

SECURITY AND COMMODITY BROKERS
Bear Stearns Cos, Inc		2,780	305,105	0.64
Other			531,602	1.11

			836,707	1.75

STONE, CLAY, AND GLASS PRODUCTS			196,607	0.41

TOBACCO PRODUCTS			327,371	0.69

TRANSPORTATION BY AIR			146,763	0.31

TRANSPORTATION EQUIPMENT			681,343	1.43

TRANSPORTATION SERVICES			64,105	0.14

TRUCKING AND WAREHOUSING			70,374	0.15

WATER TRANSPORTATION			95,717	0.20

WHOLESALE TRADE-DURABLE GOODS			544,165	1.14

WHOLESALE TRADE-NONDURABLE GOODS
Safeway, Inc		11,069	283,366	0.59
Other			765,818	1.61

			1,049,184	2.20

TOTAL COMMON STOCKS	(Cost $36,712,424)		47,520,978	99.61

TOTAL PORTFOLIO	(Cost $36,712,424)		47,520,978	99.61%
OTHER ASSETS & LIABILITIES, NET			187,630	0.39

NET ASSETS			$47,708,608	100.00%

*	Non-income producing

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At September 30, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $36,720,057. Net unrealized appreciation of portfolio investments aggregated $10,800,921 of which $11,401,741 related to appreciated portfolio investments and $600,820 related to depreciated portfolio investments.

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	127

Mid-Cap Blend Index Fund	Summary portfolio of investments
September 30, 2005

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	AGRICULTURAL PRODUCTION-LIVESTOCK		$9,173	0.01%

	AMUSEMENT AND RECREATION SERVICES
	Harrah’s Entertainment, Inc	3,515	229,143	0.32
	Other		117,030	0.17

			346,173	0.49

	APPAREL AND ACCESSORY STORES		830,130	1.17

	APPAREL AND OTHER TEXTILE PRODUCTS		346,982	0.49

	AUTO REPAIR, SERVICES AND PARKING		84,780	0.12

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		388,555	0.55

	BUILDING MATERIALS AND GARDEN SUPPLIES		170,262	0.24

	BUSINESS SERVICES
	Electronic Data Systems Corp	10,025	224,961	0.32
*	Sun Microsystems, Inc	65,016	254,863	0.36
	Other		4,266,676	6.00

			4,746,500	6.68

	CHEMICALS AND ALLIED PRODUCTS
*	Biogen Idec, Inc	6,627	261,634	0.37
*	Forest Laboratories, Inc	6,747	262,931	0.37
	Other		3,319,959	4.67

			3,844,524	5.41

	COAL MINING		505,788	0.71

	COMMUNICATIONS
*	Liberty Global, Inc	9,064	245,453	0.35
	Other		1,957,003	2.75

			2,202,456	3.10

	DEPOSITORY INSTITUTIONS
	Keycorp	7,796	251,421	0.35
	Mellon Financial Corp	8,091	258,669	0.37
	North Fork Bancorporation, Inc	9,290	236,895	0.33
	Other		3,555,129	5.01

			4,302,114	6.06

	EATING AND DRINKING PLACES		475,555	0.67

	EDUCATIONAL SERVICES		208,039	0.29

128	2005 Annual Report
	TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Blend Index Fund	Summary portfolio of investments
	September 30, 2005	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	ELECTRIC, GAS, AND SANITARY SERVICES
	American Electric Power Co, Inc	7,427	$294,852	0.41%
	Consolidated Edison, Inc	4,699	228,136	0.32
	Edison International	6,293	297,533	0.42
	PG&E Corp	7,124	279,617	0.39
	PPL Corp	7,248	234,328	0.33
	Public Service Enterprise Group, Inc	4,600	296,056	0.42
	Sempra Energy	5,154	242,547	0.34
	Williams Cos, Inc	10,949	274,272	0.39
	Other		4,373,298	6.16

			6,520,639	9.18

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
	Analog Devices, Inc	7,077	262,840	0.37
*	Broadcom Corp (Class A)	5,319	249,514	0.35
*	Lucent Technologies, Inc	84,553	274,797	0.39
	Maxim Integrated Products, Inc	6,331	270,017	0.38
	Other		3,980,466	5.60

			5,037,634	7.09

	ENGINEERING AND MANAGEMENT SERVICES
	Moody’s Corp	4,777	244,009	0.34
	Paychex, Inc	6,401	237,349	0.34
	Other		698,450	0.98

			1,179,808	1.66

	FABRICATED METAL PRODUCTS		257,158	0.36

	FOOD AND KINDRED PRODUCTS
	Archer Daniels Midland Co	12,672	312,492	0.44
	ConAgra Foods, Inc	9,976	246,906	0.35
	H.J. Heinz Co	6,751	246,682	0.34
	Other		879,355	1.24

			1,685,435	2.37

	FOOD STORES
*	Kroger Co	13,944	287,107	0.41
	Other		400,172	0.56

			687,279	0.97

	FORESTRY		57,217	0.08

	FURNITURE AND FIXTURES
	Johnson Controls, Inc	3,714	230,454	0.32
	Other		360,682	0.51

			591,136	0.83

	FURNITURE AND HOMEFURNISHINGS STORES
*	Bed Bath & Beyond, Inc	5,689	228,584	0.32
	Other		321,700	0.45

			550,284	0.77

	GENERAL BUILDING CONTRACTORS		1,265,211	1.78

	2005 Annual Report	129
SEE NOTES TO FINANCIAL STATEMENTS	Retirement Class • TIAA-CREF Institutional Mutual Funds

Mid-Cap Blend Index Fund	Summary portfolio of investments
	September 30, 2005	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	GENERAL MERCHANDISE STORES
	Federated Department Stores, Inc	5,007	$334,818	0.47%
	Other		768,274	1.08

			1,103,092	1.55

	HEALTH SERVICES		1,324,800	1.86

	HOLDING AND OTHER INVESTMENT OFFICES
	Equity Office Properties Trust	7,844	256,577	0.36
	iShares Russell Midcap Index Fund	8,350	722,609	1.02
	Other		4,022,537	5.66

			5,001,723	7.04

	HOTELS AND OTHER LODGING PLACES
	Starwood Hotels & Resorts Worldwide, Inc	4,124	235,769	0.33
	Other		447,184	0.63

			682,953	0.96

	INDUSTRIAL MACHINERY AND EQUIPMENT		3,619,440	5.10

	INSTRUMENTS AND RELATED PRODUCTS
*	Agilent Technologies, Inc	9,432	308,898	0.44
*	Allergan, Inc	2,518	230,699	0.32
*	Xerox Corp	18,290	249,659	0.35
	Other		2,052,115	2.89

			2,841,371	4.00

	INSURANCE AGENTS, BROKERS AND SERVICE		298,960	0.42

	INSURANCE CARRIERS
	Cigna Corp	2,450	288,757	0.41
	Principal Financial Group	5,599	265,225	0.37
	Other		3,191,815	4.49

			3,745,797	5.27

	LEATHER AND LEATHER PRODUCTS
*	Coach, Inc	7,194	225,604	0.32
	Other		34,861	0.05

			260,465	0.37

	LOCAL AND INTERURBAN PASSENGER TRANSIT		47,881	0.07

	LUMBER AND WOOD PRODUCTS		61,112	0.09

	METAL MINING
	Phelps Dodge Corp	1,823	236,862	0.34
	Other		222,610	0.31

			459,472	0.65

	MISCELLANEOUS MANUFACTURING INDUSTRIES
	Fortune Brands, Inc	2,784	226,423	0.32
	Other		189,041	0.26

			415,464	0.58

	MISCELLANEOUS RETAIL		674,843	0.95

130	2005 Annual Report
	TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Blend Index Fund	Summary portfolio of investments
	September 30, 2005	continued

COMPANY	SHARES	VALUE	% OF NET ASSETS

MOTION PICTURES		$72,399	0.10%

NONDEPOSITORY INSTITUTIONS		429,925	0.61

NONMETALLIC MINERALS, EXCEPT FUELS		203,601	0.29

OIL AND GAS EXTRACTION
BJ Services Co	6,200	223,138	0.31
Chesapeake Energy Corp	6,022	230,342	0.33
XTO Energy, Inc	6,895	312,481	0.44
Other		1,903,700	2.68

		2,669,661	3.76

PAPER AND ALLIED PRODUCTS		574,541	0.81

PERSONAL SERVICES		352,104	0.50

PETROLEUM AND COAL PRODUCTS
EOG Resources, Inc	4,650	348,285	0.49
Other		724,435	1.02

		1,072,720	1.51

PRIMARY METAL INDUSTRIES		526,250	0.74

PRINTING AND PUBLISHING		1,118,363	1.57

RAILROAD TRANSPORTATION
Norfolk Southern Corp	7,786	315,800	0.44
Other		195,216	0.28

		511,016	0.72

REAL ESTATE		185,694	0.26

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		121,895	0.17

SECURITY AND COMMODITY BROKERS
Bear Stearns Cos, Inc	2,200	241,450	0.34
Other		1,264,531	1.78

		1,505,981	2.12

STONE, CLAY, AND GLASS PRODUCTS		204,085	0.29

TOBACCO PRODUCTS		323,119	0.45

TRANSPORTATION BY AIR
Southwest Airlines Co	15,021	223,062	0.31
Other		67,356	0.10

		290,418	0.41

TRANSPORTATION EQUIPMENT
Paccar, Inc	3,350	227,432	0.32
Other		1,072,791	1.51

		1,300,223	1.83

TRANSPORTATION SERVICES		273,830	0.39

TRUCKING AND WAREHOUSING		199,768	0.28

WATER TRANSPORTATION		83,376	0.12

	2005 Annual Report	131
SEE NOTES TO FINANCIAL STATEMENTS	Retirement Class • TIAA-CREF Institutional Mutual Funds

Mid-Cap Blend Index Fund	Summary portfolio of investments
	September 30, 2005	concluded

COMPANY		SHARES	VALUE	% OF NET ASSETS

WHOLESALE TRADE-DURABLE GOODS			$802,691	1.13%

WHOLESALE TRADE-NONDURABLE GOODS
McKesson Corp		5,733	272,031	0.38
Safeway, Inc		8,700	222,720	0.32
Other			633,181	0.89

			1,127,932	1.59

TOTAL COMMON STOCKS	(Cost $51,285,595)		70,779,797	99.64

ISSUER		PRINCIPAL

SHORT-TERM INVESTMENTS

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Federal Home Loan Bank (FHLB) 3.180%, 10/03/05		$ 140,000	140,000	0.20

			140,000	0.20

TOTAL SHORT-TERM INVESTMENTS	(Cost $139,975)		140,000	0.20

TOTAL PORTFOLIO	(Cost $51,425,570)		70,919,797	99.84%
OTHER ASSETS & LIABILITIES, NET			114,139	0.16

NET ASSETS			$71,033,936	100.00%

*	Non-income producing

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At September 30, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $51,516,884. Net unrealized appreciation of portfolio investments aggregated $19,402,913 of which $20,406,905 related to appreciated portfolio investments and $1,003,992 related to depreciated portfolio investments.

132	2005 Annual Report
	TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Growth Index Fund	Summary portfolio of investments September 30, 2005

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	AGRICULTURAL PRODUCTION-CROPS		$106,086	0.14%

	AGRICULTURAL PRODUCTION-LIVESTOCK		24,714	0.03

	AMUSEMENT AND RECREATION SERVICES		497,120	0.64

	APPAREL AND ACCESSORY STORES
*	Pacific Sunwear Of California, Inc	9,666	207,239	0.26
	Other		992,248	1.27

			1,199,487	1.53

	APPAREL AND OTHER TEXTILE PRODUCTS		283,789	0.36

	AUTO REPAIR, SERVICES AND PARKING		168,193	0.22

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		151,226	0.19

	BUSINESS SERVICES
	Acxiom Corp	11,190	209,477	0.27
*	CNET Networks, Inc	16,314	221,381	0.28
	MoneyGram International, Inc	9,140	198,429	0.25
*	Parametric Technology Corp	34,759	242,270	0.31
	Other		10,448,332	13.35

			11,319,889	14.46

	CHEMICALS AND ALLIED PRODUCTS
*	Alkermes, Inc	11,418	191,822	0.24
*	Human Genome Sciences, Inc	16,636	226,083	0.29
	Medicis Pharmaceutical Corp (Class A)	6,879	223,980	0.29
*	MGI Pharma, Inc	9,175	213,869	0.27
*	Neurocrine Biosciences, Inc	4,657	229,078	0.29
*	United Therapeutics Corp	2,921	203,886	0.26
	Other		5,061,012	6.47

			6,349,730	8.11

	COAL MINING		284,248	0.36

	COMMUNICATIONS
	Adtran, Inc	8,418	265,167	0.34
	Other		1,658,387	2.12

			1,923,554	2.46

	DEPOSITORY INSTITUTIONS
*	SVB Financial Group	4,505	219,123	0.28
	UCBH Holdings, Inc	11,666	213,721	0.27
	Other		3,245,419	4.15

			3,678,263	4.70

	EATING AND DRINKING PLACES		1,306,949	1.67

	EDUCATIONAL SERVICES		621,053	0.79

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	133

Small-Cap Growth Index Fund	Summary portfolio of investments September 30, 2005	continued

	COMPANY		SHARES	VALUE	% OF NET ASSETS

	ELECTRIC, GAS, AND SANITARY SERVICES
*	Waste Connections, Inc		5,988	$210,059	0.27%
	Other			325,046	0.41

				535,105	0.68

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Cypress Semiconductor Corp		16,733	251,832	0.32
*	Microsemi Corp		7,891	201,536	0.26
	Plantronics, Inc		6,217	191,546	0.24
*	PMC - Sierra, Inc		22,967	202,339	0.26
*	Varian Semiconductor Equipment Associates, Inc	.	4,687	198,588	0.25
	Other			6,202,505	7.93

				7,248,346	9.26

	ENGINEERING AND MANAGEMENT SERVICES
*	Amylin Pharmaceuticals, Inc		14,067	489,391	0.62
*	ICOS Corp		8,087	223,363	0.29
	Other			2,635,651	3.37

				3,348,405	4.28

	FABRICATED METAL PRODUCTS			653,564	0.84

	FOOD AND KINDRED PRODUCTS			460,705	0.59

	FOOD STORES			200,181	0.26

	FURNITURE AND FIXTURES			267,649	0.34

	FURNITURE AND HOMEFURNISHINGS STORES			749,662	0.96

	GENERAL BUILDING CONTRACTORS
	Walter Industries, Inc		4,669	228,407	0.29
	Other			227,565	0.29

				455,972	0.58

	GENERAL MERCHANDISE STORES			208,059	0.27

	HEALTH SERVICES
*	Apria Healthcare Group, Inc		6,267	199,980	0.25
*	Pediatrix Medical Group, Inc		2,921	224,391	0.29
*	United Surgical Partners International, Inc		5,532	216,357	0.28
	Other			1,841,031	2.35

				2,481,759	3.17

	HOLDING AND OTHER INVESTMENT OFFICES
	iShares Russell 2000 Growth Index Fund		7,200	495,288	0.63
	Other			1,760,617	2.25

				2,255,905	2.88

	HOTELS AND OTHER LODGING PLACES			296,311	0.38

134	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Growth Index Fund	Summary portfolio of investments September 30, 2005	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	INDUSTRIAL MACHINERY AND EQUIPMENT
*	Emulex Corp	10,026	$202,625	0.26%
	Engineered Support Systems, Inc	5,283	216,814	0.28
*	Micros Systems, Inc	4,879	213,456	0.27
*	UNOVA, Inc	6,226	217,785	0.28
	Other		2,852,734	3.64

			3,703,414	4.73

	INSTRUMENTS AND RELATED PRODUCTS
*	Intuitive Surgical, Inc	4,432	324,821	0.42
	Mentor Corp	4,101	225,596	0.29
	Other		5,575,705	7.12

			6,126,122	7.83

	INSURANCE AGENTS, BROKERS AND SERVICE
	National Financial Partners Corp	4,532	204,574	0.26
	Other		130,864	0.17

			335,438	0.43

	INSURANCE CARRIERS
*	Covanta Holding Corp	13,865	186,207	0.24
	Other		555,976	0.71

			742,183	0.95

	JUSTICE, PUBLIC ORDER AND SAFETY		138,732	0.18

	LEATHER AND LEATHER PRODUCTS		211,202	0.27

	LEGAL SERVICES		72,097	0.09

	LUMBER AND WOOD PRODUCTS		248,581	0.32

	METAL MINING
	Cleveland-Cliffs, Inc	2,857	248,873	0.32
	Other		262,634	0.33

			511,507	0.65

	MISCELLANEOUS MANUFACTURING INDUSTRIES		571,553	0.73

	MISCELLANEOUS RETAIL		1,310,179	1.67

	MOTION PICTURES		146,030	0.19

	NONDEPOSITORY INSTITUTIONS		490,693	0.63

	NONMETALLIC MINERALS, EXCEPT FUELS		51,527	0.07

	OIL AND GAS EXTRACTION
*	Cal Dive International, Inc	4,959	314,450	0.40
*	Cheniere Energy, Inc	6,100	252,296	0.32
*	Grey Wolf, Inc	24,406	205,743	0.26
	St. Mary Land & Exploration Co	5,641	206,461	0.27
*	Superior Energy Services	9,921	229,076	0.29
	Todco	6,019	251,052	0.32
	Other		2,662,011	3.41

			4,121,089	5.27

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	135

Small-Cap Growth Index Fund	Summary portfolio of investments September 30, 2005	continued

	COMPANY	SHARES		VALUE	% OF NET ASSETS

	PAPER AND ALLIED PRODUCTS			$172,299	0.22%

	PERSONAL SERVICES			163,115	0.21

	PETROLEUM AND COAL PRODUCTS
	Frontier Oil Corp		6,980	309,563	0.40
*	Headwaters, Inc		5,278	197,397	0.25
	Other			363,695	0.46

				870,655	1.11

	PRIMARY METAL INDUSTRIES
*	Lone Star Technologies, Inc		3,758	208,907	0.27
	Other			1,006,427	1.28

				1,215,334	1.55

	PRINTING AND PUBLISHING			969,670	1.24

	RAILROAD TRANSPORTATION
	Florida East Coast Industries	.	4,146	187,772	0.24
	Other			203,500	0.26

				391,272	0.50

	REAL ESTATE			254,213	0.32

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS
*	Jarden Corp		6,924	284,369	0.37
	Other			298,913	0.38

				583,282	0.75

	SECURITY AND COMMODITY BROKERS			722,381	0.92

	SOCIAL SERVICES			169,260	0.22

	SPECIAL TRADE CONTRACTORS			157,792	0.20

	STONE, CLAY, AND GLASS PRODUCTS
	Eagle Materials, Inc		2,408	292,259	0.38
	Other			261,017	0.33

				553,276	0.71

	TEXTILE MILL PRODUCTS			54,279	0.07

	TRANSPORTATION BY AIR			543,790	0.69

	TRANSPORTATION EQUIPMENT
	JLG Industries, Inc		6,510	238,201	0.30
	Other			1,015,643	1.30

				1,253,844	1.60

	TRANSPORTATION SERVICES			305,757	0.39

	TRUCKING AND WAREHOUSING			430,594	0.55

	WATER TRANSPORTATION			238,399	0.30

	WHOLESALE TRADE-DURABLE GOODS			1,495,007	1.91

136	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Growth Index Fund	Summary portfolio of investments September 30, 2005	concluded

	COMPANY		SHARES	VALUE	% OF NET ASSETS

	WHOLESALE TRADE-NONDURABLE GOODS
*	Tractor Supply Co		4,181	$190,863	0.24%
	Other			966,327	1.24

				1,157,190	1.48

	TOTAL COMMON STOCKS	(Cost $60,069,061)		77,557,680	99.10

	TOTAL PORTFOLIO	(Cost $60,069,061)		77,557,680	99.10%
	OTHER ASSETS & LIABILITIES, NET			703,962	0.90

	NET ASSETS			$78,261,642	100.00%

*	Non-income producing

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At September 30, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $60,392,791. Net unrealized appreciation of portfolio investments aggregated $17,164,889 of which $20,577,816 related to appreciated portfolio investments and $3,412,927 related to depreciated portfolio investments.

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	137

Small-Cap Value Index Fund	Summary portfolio of investments September 30, 2005

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	AGRICULTURAL PRODUCTION-CROPS		$206,820	0.28%

	AGRICULTURAL PRODUCTION-LIVESTOCK		34,325	0.05

	AMUSEMENT AND RECREATION SERVICES		368,891	0.50

	APPAREL AND ACCESSORY STORES		783,620	1.06

	APPAREL AND OTHER TEXTILE PRODUCTS		269,971	0.37

	AUTO REPAIR, SERVICES AND PARKING
*	PHH Corp	6,503	178,572	0.24
	Other		301,014	0.41

			479,586	0.65

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		310,356	0.42

	BUILDING MATERIALS AND GARDEN SUPPLIES		104,166	0.14

	BUSINESS SERVICES
*	3Com Corp	47,407	193,421	0.26
	Other		3,542,830	4.81

			3,736,251	5.07

	CHEMICALS AND ALLIED PRODUCTS
*	Vertex Pharmaceuticals, Inc	11,659	260,579	0.35
	Other		2,317,317	3.15

			2,577,896	3.50

	COAL MINING		159,379	0.22

	COMMUNICATIONS
*	Level 3 Communications, Inc	85,774	198,996	0.27
	Other		2,150,109	2.92

			2,349,105	3.19

	DEPOSITORY INSTITUTIONS
	Bancorpsouth, Inc	9,625	219,931	0.30
	First Niagara Financial Group, Inc	14,234	205,539	0.28
	Fremont General Corp	7,984	174,291	0.24
	Old National Bancorp	8,435	178,991	0.24
	Other		10,512,037	14.26

			11,290,789	15.32

	EATING AND DRINKING PLACES		747,019	1.01

	ELECTRIC, GAS, AND SANITARY SERVICES
*	Aquila, Inc	45,700	180,972	0.25
*	Calpine Corp	69,524	180,067	0.24
	Nicor, Inc	5,443	228,769	0.31
	Peoples Energy Corp	4,658	183,432	0.25
*	Sierra Pacific Resources	14,502	215,355	0.29
	WGL Holdings, Inc	5,925	190,370	0.26
	Other		2,852,488	3.87

			4,031,453	5.47

138	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Value Index Fund	Summary portfolio of investments September 30, 2005	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Ciena Corp	70,630	$186,463	0.25%
	Imation Corp	4,073	174,610	0.24
	Other		4,148,986	5.63

			4,510,059	6.12

	ENGINEERING AND MANAGEMENT SERVICES
*	Shaw Group, Inc	9,500	234,270	0.32
*	URS Corp	4,984	201,304	0.27
	Other		886,760	1.20

			1,322,334	1.79

	FABRICATED METAL PRODUCTS
	Commercial Metals Co	7,405	249,845	0.34
	Crane Co	6,210	184,685	0.25
	Other		517,123	0.70

			951,653	1.29

	FOOD AND KINDRED PRODUCTS
	Corn Products International, Inc	9,216	185,887	0.25
	Other		905,086	1.23

			1,090,973	1.48

	FOOD STORES		248,049	0.34

	FURNITURE AND FIXTURES		441,343	0.60

	FURNITURE AND HOMEFURNISHINGS STORES		345,806	0.47

	GENERAL BUILDING CONTRACTORS		411,973	0.56

	GENERAL MERCHANDISE STORES		482,817	0.66

	HEALTH SERVICES		554,718	0.75

	HEAVY CONSTRUCTION, EXCEPT BUILDING		158,772	0.22

	HOLDING AND OTHER INVESTMENT OFFICES
	Brandywine Realty Trust	6,832	212,407	0.29
	Colonial Properties Trust	4,832	214,927	0.29
	First Industrial Realty Trust, Inc	5,262	210,743	0.28
	Highwoods Properties, Inc	6,601	194,796	0.26
	iShares Russell 2000 Value Index Fund	6,878	453,467	0.61
	Nationwide Health Properties, Inc	7,537	175,612	0.24
	Pennsylvania Real Estate Investment Trust	4,497	189,683	0.26
	Post Properties, Inc	4,880	181,780	0.25
	Prentiss Properties Trust	5,581	226,589	0.31
	Other		6,440,567	8.74

			8,500,571	11.53

	HOTELS AND OTHER LODGING PLACES
*	La Quinta Corp	24,700	214,643	0.29
	Other		527,976	0.72

			742,619	1.01

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	139

Small-Cap Value Index Fund	Summary portfolio of investments September 30, 2005	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	INDUSTRIAL MACHINERY AND EQUIPMENT
*	AGCO Corp	11,144	$202,821	0.27%
	Briggs & Stratton Corp	6,287	217,467	0.30
*	Flowserve Corp	6,698	243,472	0.33
	Kennametal, Inc	4,662	228,624	0.31
	York International Corp	5,112	286,630	0.39
	Other		2,570,484	3.49

			3,749,498	5.09

	INSTRUMENTS AND RELATED PRODUCTS
	STERIS Corp	7,518	178,853	0.24
	Other		2,008,495	2.73

			2,187,348	2.97

	INSURANCE AGENTS, BROKERS AND SERVICE		238,103	0.32

	INSURANCE CARRIERS
	Ohio Casualty Corp	7,666	207,902	0.28
	Other		2,639,655	3.58

			2,847,557	3.86

	JUSTICE, PUBLIC ORDER AND SAFETY		94,050	0.13

	LEATHER AND LEATHER PRODUCTS		170,137	0.23

	LEGAL SERVICES		113,367	0.15

	LUMBER AND WOOD PRODUCTS		148,866	0.20

	METAL MINING		44,762	0.06

	MISCELLANEOUS MANUFACTURING INDUSTRIES		456,452	0.62

	MISCELLANEOUS RETAIL		415,040	0.56

	MOTION PICTURES		199,345	0.27

	NONDEPOSITORY INSTITUTIONS		835,729	1.13

	NONMETALLIC MINERALS, EXCEPT FUELS		54,878	0.07

	OIL AND GAS EXTRACTION
*	Cimarex Energy Co	9,977	452,257	0.61
*	Houston Exploration Co	3,529	237,325	0.32
*	Stone Energy Corp	2,871	175,246	0.24
	Other		2,156,460	2.93

			3,021,288	4.10

	PAPER AND ALLIED PRODUCTS
	Bowater, Inc	6,907	195,261	0.26
	Potlatch Corp	3,500	182,420	0.25
	Other		590,482	0.80

			968,163	1.31

	PERSONAL SERVICES		365,609	0.50

	PETROLEUM AND COAL PRODUCTS		99,090	0.13

140	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Value Index Fund	Summary portfolio of investments September 30, 2005	continued

	COMPANY		SHARES	VALUE	% OF NET ASSETS

	PRIMARY METAL INDUSTRIES
	Carpenter Technology Corp		3,016	$176,768	0.24%
	Other			1,594,905	2.16

				1,771,673	2.40

	PRINTING AND PUBLISHING			928,789	1.26

	RAILROAD TRANSPORTATION			132,418	0.18

	REAL ESTATE			342,228	0.46

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS			415,170	0.56

	SECURITY AND COMMODITY BROKERS			657,337	0.89

	SOCIAL SERVICES			37,321	0.05

	SPECIAL TRADE CONTRACTORS
*	Quanta Services, Inc		14,394	183,667	0.25
	Other			361,570	0.49

				545,237	0.74

	STONE, CLAY, AND GLASS PRODUCTS			83,802	0.11

	TEXTILE MILL PRODUCTS			46,140	0.06

	TOBACCO PRODUCTS			186,039	0.25

	TRANSPORTATION BY AIR			494,302	0.67

	TRANSPORTATION EQUIPMENT
*	Armor Holdings, Inc		4,242	182,448	0.25
	Trinity Industries, Inc		5,029	203,624	0.27
	Other			1,268,331	1.72

				1,654,403	2.24

	TRANSPORTATION SERVICES
	GATX Corp		5,399	213,530	0.29
	Other			56,215	0.08

				269,745	0.37

	TRUCKING AND WAREHOUSING			322,808	0.44

	WATER TRANSPORTATION			70,659	0.10

	WHOLESALE TRADE-DURABLE GOODS
	Hughes Supply, Inc		6,804	221,810	0.30
	Other			1,278,735	1.74

				1,500,545	2.04

	WHOLESALE TRADE-NONDURABLE GOODS
*	Performance Food Group Co		5,732	180,902	0.25
	Other			671,315	0.91

				852,217	1.16

	TOTAL COMMON STOCKS	(Cost $61,620,517)		73,531,429	99.75%

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	141

Small-Cap Value Index Fund	Summary portfolio of investments September 30, 2005	concluded

COMPANY			SHARES	VALUE	% OF NET ASSETS

SHORT-TERM INVESTMENTS

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Federal Home Loan Bank (FHLB)	3.180%, 10/03/05		$130,000	$130,000	0.18%

				130,000	0.18

TOTAL SHORT-TERM INVESTMENTS		(Cost $129,977)		130,000	0.18

TOTAL PORTFOLIO		(Cost $61,750,494)		73,661,429	99.93%
OTHER ASSETS & LIABILITIES, NET				50,817	0.07

NET ASSETS				$73,712,246	100.00%

*	Non-income producing

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At September 30, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $62,090,567. Net unrealized appreciation of portfolio investments aggregated $11,570,862 of which $14,842,318 related to appreciated portfolio investments and $3,271,456 related to depreciated portfolio investments.

142	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Blend Index Fund	Summary portfolio of investments September 30, 2005

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	AGRICULTURAL PRODUCTION-CROPS		$314,303	0.20%

	AGRICULTURAL PRODUCTION-LIVESTOCK		59,039	0.04

	AGRICULTURAL SERVICES		19	0.00	**

	AMUSEMENT AND RECREATION SERVICES		887,406	0.57

	APPAREL AND ACCESSORY STORES		2,058,343	1.31

	APPAREL AND OTHER TEXTILE PRODUCTS		574,016	0.37

	AUTO REPAIR, SERVICES AND PARKING		666,566	0.43

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		470,410	0.30

	BUILDING MATERIALS AND GARDEN SUPPLIES		113,532	0.07

	BUSINESS SERVICES
*	CNET Networks, Inc	16,828	228,356	0.15
	MoneyGram International, Inc	11,212	243,413	0.16
*	Parametric Technology Corp	35,190	245,274	0.16
*	TIBCO Software, Inc	27,961	233,754	0.14
	OTHER		14,540,252	9.27

			15,491,049	9.88

	CHEMICALS AND ALLIED PRODUCTS
*	Human Genome Sciences, Inc	16,941	230,228	0.15
	Medicis Pharmaceutical Corp (Class A)	6,997	227,822	0.14
*	Neurocrine Biosciences, Inc	4,760	234,144	0.15
*	Vertex Pharmaceuticals, Inc	12,226	273,251	0.17
	Other		8,226,582	5.25

			9,192,027	5.86

	COAL MINING		457,398	0.29

	COMMUNICATIONS
	Adtran, Inc	8,504	267,876	0.17
	Other		4,173,948	2.66

			4,441,824	2.83

	DEPOSITORY INSTITUTIONS
	Bancorpsouth, Inc	10,196	232,979	0.15
	Hudson United Bancorp	5,768	244,159	0.15
	Other		15,220,548	9.71

			15,697,686	10.01

	EATING AND DRINKING PLACES		2,123,859	1.36

	EDUCATIONAL SERVICES		633,845	0.40

	ELECTRIC, GAS, AND SANITARY SERVICES Nicor, Inc	5,733	240,958	0.16
	Other		4,580,579	2.92

			4,821,537	3.08

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	143

Small-Cap Blend Index Fund	Summary portfolio of investments September 30, 2005	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Cypress Semiconductor Corp	17,013	$256,046	0.16%
*	Fairchild Semiconductor International, Inc	15,459	229,721	0.15
*	Integrated Device Technology, Inc	25,496	273,827	0.17
	Other		11,363,046	7.25

			12,122,640	7.73

	ENGINEERING AND MANAGEMENT SERVICES
*	Amylin Pharmaceuticals, Inc	13,987	486,608	0.31
*	ICOS Corp	8,272	228,473	0.14
*	Shaw Group, Inc	10,090	248,819	0.16
	Other		3,807,877	2.43

			4,771,777	3.04

	FABRICATED METAL PRODUCTS
	Commercial Metals Co	7,800	263,172	0.17
	Other		1,415,711	0.90

			1,678,883	1.07

	FOOD AND KINDRED PRODUCTS		1,629,859	1.04

	FOOD STORES		471,789	0.30

	FURNITURE AND FIXTURES		733,814	0.47

	FURNITURE AND HOMEFURNISHINGS STORES		1,128,089	0.72

	GENERAL BUILDING CONTRACTORS
	Walter Industries, Inc	4,695	229,679	0.15
	Other		668,386	0.42

			898,065	0.57

	GENERAL MERCHANDISE STORES		720,756	0.46

	HEALTH SERVICES
*	Pediatrix Medical Group, Inc	2,965	227,771	0.15
	Other		2,907,212	1.85

			3,134,983	2.00

	HEAVY CONSTRUCTION, EXCEPT BUILDING		170,856	0.11

	HOLDING AND OTHER INVESTMENT OFFICES
	Alexandria Real Estate Equities, Inc	2,760	228,224	0.15
	Colonial Properties Trust	5,119	227,693	0.14
	iShares Russell 2000 Index Fund	11,700	776,763	0.50
	Prentiss Properties Trust	5,864	238,078	0.15
	Other		9,606,117	6.13

			11,076,875	7.07

	HOTELS AND OTHER LODGING PLACES
*	Gaylord Entertainment Co	5,221	248,781	0.16
	Other		832,777	0.53

			1,081,558	0.69

144	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Blend Index Fund	Summary portfolio of investments September 30, 2005	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	INDUSTRIAL MACHINERY AND EQUIPMENT
	Briggs & Stratton Corp	6,646	$229,885	0.15%
*	Flowserve Corp	7,100	258,085	0.16
	Kennametal, Inc	4,921	241,326	0.15
	York International Corp	5,474	306,927	0.20
	Other		6,677,399	4.26

			7,713,622	4.92

	INSTRUMENTS AND RELATED PRODUCTS
*	Intuitive Surgical, Inc	4,501	329,878	0.21
	Mentor Corp	4,193	230,657	0.15
	Other		7,982,799	5.09

			8,543,334	5.45

	INSURANCE AGENTS, BROKERS AND SERVICE		592,297	0.38

	INSURANCE CARRIERS		3,772,232	2.41

	JUSTICE, PUBLIC ORDER AND SAFETY		235,490	0.15

	LEATHER AND LEATHER PRODUCTS		393,480	0.25

	LEGAL SERVICES		186,166	0.12

	LUMBER AND WOOD PRODUCTS		409,572	0.26

	METAL MINING
	Cleveland-Cliffs, Inc	2,800	243,908	0.16
	Other		312,822	0.20

			556,730	0.36

	MISCELLANEOUS MANUFACTURING INDUSTRIES		1,079,848	0.69

	MISCELLANEOUS RETAIL		1,761,491	1.12

	MOTION PICTURES		340,432	0.22

	NONDEPOSITORY INSTITUTIONS		1,413,207	0.90

	NONMETALLIC MINERALS, EXCEPT FUELS		111,029	0.07

	OIL AND GAS EXTRACTION
	Cabot Oil & Gas Corp (Class A)	6,350	320,739	0.21
*	Cal Dive International, Inc	5,000	317,050	0.20
*	Cheniere Energy, Inc	6,160	254,778	0.16
*	Cimarex Energy Co	10,518	476,781	0.30
*	Encore Acquisition Co	6,376	247,708	0.16
*	Houston Exploration Co	3,721	250,237	0.16
	St. Mary Land & Exploration Co	7,400	270,840	0.17
*	Superior Energy Services	10,060	232,285	0.15
	Todco	6,070	253,180	0.16
	Other		4,761,451	3.04

			7,385,049	4.71

	PAPER AND ALLIED PRODUCTS		1,207,704	0.77

	PERSONAL SERVICES		560,874	0.36

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	145

Small-Cap Blend Index Fund	Summary portfolio of investments September 30, 2005	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	PETROLEUM AND COAL PRODUCTS
	Frontier Oil Corp	7,034	$311,958	0.20%
	Other		659,083	0.42

			971,041	0.62

	PRIMARY METAL INDUSTRIES		3,122,910	1.99

	PRINTING AND PUBLISHING
*	Valassis Communications, Inc	6,480	252,590	0.16
	Other		1,709,778	1.09

			1,962,368	1.25

	RAILROAD TRANSPORTATION
*	Kansas City Southern Industries, Inc	10,554	246,014	0.16
	Other		283,530	0.18

			529,544	0.34

	REAL ESTATE		614,525	0.39

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS
*	Jarden Corp	6,954	285,601	0.18
	Other		740,972	0.47

			1,026,573	0.65

	SECURITY AND COMMODITY BROKERS		1,425,878	0.91

	SOCIAL SERVICES		213,621	0.14

	SPECIAL TRADE CONTRACTORS		738,929	0.47

	STONE, CLAY, AND GLASS PRODUCTS
	Eagle Materials, Inc	2,434	295,415	0.19
	Other		352,915	0.22

			648,330	0.41

	TEXTILE MILL PRODUCTS		102,050	0.07

	TOBACCO PRODUCTS		198,851	0.13

	TRANSPORTATION BY AIR		1,071,962	0.68

	TRANSPORTATION EQUIPMENT
	JLG Industries, Inc	6,544	239,445	0.16
	Other		2,794,878	1.78

			3,034,323	1.94

	TRANSPORTATION SERVICES
	GATX Corp	5,752	227,492	0.14
	Other		373,887	0.24

			601,379	0.38

	TRUCKING AND WAREHOUSING		767,750	0.49

	WATER TRANSPORTATION		321,773	0.21

146	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Blend Index Fund	Summary portfolio of investments September 30, 2005	concluded

COMPANY		SHARES	VALUE	% OF NET ASSETS

WHOLESALE TRADE-DURABLE GOODS
Hughes Supply, Inc		8,622	$281,077	0.18%
Other			2,831,175	1.81

			3,112,252	1.99

WHOLESALE TRADE-NONDURABLE GOODS			2,075,061	1.32

TOTAL COMMON STOCKS	(Cost $123,499,057)		156,424,480	99.79

ISSUER		PRINCIPAL

SHORT-TERM INVESTMENTS

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Federal Home Loan Bank (FHLB) 3.180%, 10/03/05		$400,000	400,000	0.26

			400,000	0.26

TOTAL SHORT-TERM INVESTMENTS	(Cost $399,929)		400,000	0.26

TOTAL PORTFOLIO	(Cost $123,898,986)		156,824,480	100.05%
OTHER ASSETS & LIABILITIES, NET			(71,809)	(0.05)

NET ASSETS			$156,752,671	100.00%

*	Non-income producing

**	Percentage represents less than 0.01%.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At September 30, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $124,268,524. Net unrealized appreciation of portfolio investments aggregated $32,555,956 of which $39,320,107 related to appreciated portfolio investments and $6,764,151 related to depreciated portfolio investments.

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	147

International Equity Index Fund	Summary portfolio of investments September 30, 2005

COMPANY		SHARES	VALUE	% OF NET ASSETS

PREFERRED STOCKS

CHEMICALS AND ALLIED PRODUCTS			$129,184	0.05%

INSTRUMENTS AND RELATED PRODUCTS			15,557	0.01

MOTION PICTURES			24,064	0.01

TRANSPORTATION EQUIPMENT			145,007	0.06

TOTAL PREFERRED STOCKS	(Cost $261,589)		313,812	0.13

COMMON STOCKS

ADMINISTRATION OF ECONOMIC PROGRAMS			3,216	0.00	**

AGRICULTURAL PRODUCTION-CROPS			243,049	0.10

AGRICULTURAL SERVICES			357,474	0.15

AMUSEMENT AND RECREATION SERVICES			753,055	0.32

APPAREL AND ACCESSORY STORES			623,796	0.26

APPAREL AND OTHER TEXTILE PRODUCTS			673,881	0.28

AUTO REPAIR, SERVICES AND PARKING			276,643	0.12

AUTOMOTIVE DEALERS AND SERVICE STATIONS			31,269	0.01

BUILDING MATERIALS AND GARDEN SUPPLIES			479,032	0.20

BUSINESS SERVICES			5,926,101	2.48

CHEMICALS AND ALLIED PRODUCTS
AstraZeneca plc		39,734	1,852,232	0.77
GlaxoSmithKline plc		142,319	3,630,619	1.52
Novartis AG.		57,629	2,934,531	1.23
Roche Holding AG. (Genusscheine)		16,993	2,369,860	0.99
Sanofi-Aventis		25,648	2,125,923	0.89
Takeda Pharmaceutical Co Ltd		21,100	1,258,479	0.53
Other			9,986,561	4.17

			24,158,205	10.10

COMMUNICATIONS
Deutsche Telekom AG.		66,737	1,218,187	0.51
France Telecom S.A.		39,228	1,129,410	0.47
Telecom Italia S.p.A.		373,304	1,217,450	0.51
Telefonica S.A.		109,099	1,791,510	0.75
Vodafone Group plc		620,000	1,617,842	0.68
Vodafone Group plc, ADR		91,988	2,388,928	1.00
Other			6,466,479	2.70

			15,829,806	6.62

DEPOSITORY INSTITUTIONS
ABN AMRO Holding NV		42,676	1,025,445	0.43
Banco Bilbao Vizcaya Argentaria S.A.		80,811	1,421,501	0.59
Banco Santander Central Hispano S.A.		144,500	1,904,186	0.80
Barclays plc		157,170	1,593,224	0.67
BNP Paribas		19,437	1,482,215	0.62
Credit Suisse Group		29,729	1,321,289	0.55

148	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

International Equity Index Fund	Summary portfolio of investments September 30, 2005	continued

COMPANY	SHARES	VALUE	% OF NET ASSETS

DEPOSITORY INSTITUTIONS — (continued)
Deutsche Bank AG.	11,968	$1,122,882	0.47%
HSBC Holdings plc	271,116	4,398,221	1.84
Lloyds TSB Group plc	133,359	1,101,772	0.46
Mitsubishi UFJ Financial Group, Inc	174	2,287,454	0.96
Mizuho Financial Group. Inc	202	1,286,783	0.54
National Australia Bank Ltd	38,532	972,495	0.41
Royal Bank of Scotland Group plc	76,780	2,185,529	0.91
UBS AG.	25,919	2,211,433	0.92
Other		16,853,440	7.05

		41,167,869	17.22

EATING AND DRINKING PLACES		745,772	0.31

EDUCATIONAL SERVICES		45,209	0.02

ELECTRIC, GAS, AND SANITARY SERVICES
E.ON AG.	15,203	1,400,924	0.58
Other		12,306,425	5.15

		13,707,349	5.73

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
Ericsson (LM) (B Shs)	362,976	1,328,955	0.56
Nokia Oyj	108,970	1,831,433	0.77
Other		9,767,207	4.08

		12,927,595	5.41

ENGINEERING AND MANAGEMENT SERVICES		233,747	0.10

FABRICATED METAL PRODUCTS		1,004,935	0.42

FOOD AND KINDRED PRODUCTS
Diageo plc	74,040	1,067,521	0.45
Nestle S.A.	9,807	2,882,958	1.21
Other		5,674,924	2.37

		9,625,403	4.03

FOOD STORES
Tesco plc	184,814	1,011,924	0.42
Other		1,852,677	0.78

		2,864,601	1.20

FURNITURE AND FIXTURES		116,610	0.05

FURNITURE AND HOMEFURNISHINGS STORES		666,306	0.28

GENERAL BUILDING CONTRACTORS		1,806,942	0.76

GENERAL MERCHANDISE STORES		1,723,020	0.72

HEALTH SERVICES		390,028	0.16

HEAVY CONSTRUCTION, EXCEPT BUILDING		1,708,061	0.72

HOLDING AND OTHER INVESTMENT OFFICES		3,954,992	1.65

HOTELS AND OTHER LODGING PLACES		727,510	0.30

INDUSTRIAL MACHINERY AND EQUIPMENT		3,783,424	1.58

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	149

International Equity Index Fund	Summary portfolio of investments September 30, 2005	continued

COMPANY	SHARES	VALUE	% OF NET ASSETS

INSTRUMENTS AND RELATED PRODUCTS
Canon, Inc	19,900	$1,076,293	0.45%
Other		3,084,269	1.29

		4,160,562	1.74

INSURANCE AGENTS, BROKERS AND SERVICE		24,027	0.01

INSURANCE CARRIERS
Allianz AG.	8,252	1,117,673	0.47
AXA S.A.	35,352	973,490	0.41
ING Groep NV	45,761	1,367,156	0.57
Other		7,228,618	3.02

		10,686,937	4.47

LEATHER AND LEATHER PRODUCTS		30,202	0.01

LOCAL AND INTERURBAN PASSENGER TRANSIT		1,271,873	0.53

LUMBER AND WOOD PRODUCTS		163,633	0.07

METAL MINING
BHP Billiton Ltd	87,637	1,489,059	0.62
Rio Tinto plc	25,450	1,043,647	0.44
Other		1,173,293	0.49

		3,705,999	1.55

MISCELLANEOUS MANUFACTURING INDUSTRIES
Anglo American plc	33,820	1,011,144	0.42
Other		609,063	0.26

		1,620,207	0.68

MISCELLANEOUS RETAIL		1,409,233	0.59

MOTION PICTURES		153,463	0.06

NONDEPOSITORY INSTITUTIONS
HBOS plc	95,719	1,445,287	0.60
Other		2,766,069	1.16

		4,211,356	1.76

NONMETALLIC MINERALS, EXCEPT FUELS		67,196	0.03

OIL AND GAS EXTRACTION		1,731,184	0.72

PAPER AND ALLIED PRODUCTS		1,585,864	0.66

PERSONAL SERVICES		69,095	0.03

PETROLEUM AND COAL PRODUCTS
BP plc	204,586	2,437,620	1.02
BP plc, ADR	51,876	3,675,415	1.54
ENI S.p.A.	62,033	1,848,063	0.77
Royal Dutch Shell plc (A Shares)	100,100	3,320,381	1.39
Royal Dutch Shell plc (B Shares)	66,869	2,316,275	0.97
Total S.A.	13,831	3,786,971	1.58
Other		1,978,411	0.83

		19,363,136	8.10

150	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

International Equity Index Fund	Summary portfolio of investments September 30, 2005	concluded

COMPANY		SHARES	VALUE	% OF NET ASSETS

PRIMARY METAL INDUSTRIES			$3,374,374	1.41%

PRINTING AND PUBLISHING			2,686,101	1.12

RAILROAD TRANSPORTATION			759,561	0.32

REAL ESTATE			4,254,366	1.78

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS			1,152,709	0.48

SECURITY AND COMMODITY BROKERS			3,904,097	1.63

SPECIAL TRADE CONTRACTORS			112,607	0.05

STONE, CLAY, AND GLASS PRODUCTS			3,153,136	1.32

TOBACCO PRODUCTS			619,778	0.26

TRANSPORTATION BY AIR			1,500,813	0.63

TRANSPORTATION EQUIPMENT
DaimlerChrysler AG.		20,454	1,088,509	0.46
Honda Motor Co Ltd		19,000	1,076,231	0.45
Siemens AG.		19,533	1,509,553	0.63
Toyota Motor Corp		68,800	3,156,520	1.32
Other			4,928,290	2.06

			11,759,103	4.92

TRANSPORTATION SERVICES			414,261	0.17

TRUCKING AND WAREHOUSING			425,712	0.18

WATER TRANSPORTATION			1,528,333	0.64

WHOLESALE TRADE-DURABLE GOODS			585,768	0.25

WHOLESALE TRADE-NONDURABLE GOODS
Unilever NV		14,122	1,007,099	0.42
Other			3,535,349	1.48

			4,542,448	1.90

TOTAL COMMON STOCKS	(Cost $191,999,326)		237,582,034	99.37

TOTAL PORTFOLIO	(Cost $192,260,915)		237,895,846	99.50%
OTHER ASSETS & LIABILITIES, NET			1,204,484	0.50

NET ASSETS			$239,100,330	100.00%

**	Percentage represents less than 0.01%.

ABBREVIATION:

ADR—American Depositary Receipt

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At September 30, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $192,843,467. Net unrealized appreciation of portfolio investments aggregated $45,052,379 of which $46,739,185 related to appreciated portfolio investments and $1,686,806 related to depreciated portfolio investments.

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	151

International Equity Index Fund	Summary of market values by country September 30, 2005

	VALUE	%

UNITED STATES OF AMERICA	$653,408	0.27%

TOTAL DOMESTIC	653,408	0.27

FOREIGN
AUSTRALIA	12,902,808	5.42
AUSTRIA	1,230,097	0.52
BELGIUM	3,091,024	1.30
DENMARK	1,836,416	0.77
FINLAND	3,449,077	1.45
FRANCE	22,547,337	9.48
GERMANY	16,043,353	6.74
GREECE	1,388,726	0.58
HONG KONG	4,199,437	1.77
IRELAND	1,848,720	0.78
ITALY	9,226,185	3.88
JAPAN	55,897,268	23.50
NETHERLANDS	7,741,619	3.25
NEW ZEALAND	440,036	0.18
NORWAY	1,840,827	0.77
PORTUGAL	679,101	0.29
SINGAPORE	1,885,624	0.79
SPAIN	9,321,725	3.92
SWEDEN	5,633,231	2.37
SWITZERLAND	16,101,579	6.77
UNITED KINGDOM	59,938,248	25.20

TOTAL FOREIGN	237,242,438	99.73

TOTAL PORTFOLIO	$237,895,846	100.00

152	2005 Annual Report
	TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Real Estate Securities Fund	Summary portfolio of investments September 30, 2005

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	HOLDING AND OTHER INVESTMENT OFFICES
	Affordable Residential Communities	553,200	$5,592,852	1.01%
	American Financial Realty Trust	700,000	9,940,000	1.80
	Archstone-Smith Trust	380,000	15,150,600	2.75
	AvalonBay Communities, Inc	88,155	7,554,884	1.37
	Bimini Mortgage Management, Inc (Class A)	525,000	5,932,500	1.08
	Boston Properties, Inc	170,000	12,053,000	2.19
	CarrAmerica Realty Corp	125,000	4,493,750	0.82
	Columbia Equity Trust, Inc	311,312	4,545,155	0.82
	Deerfield Triarc Capital Corp	850,000	11,781,000	2.14
	Developers Diversified Realty Corp	200,000	9,340,000	1.69
	DiamondRock Hospitality Co	565,000	6,638,750	1.20
	Education Realty Trust, Inc	500,000	8,350,000	1.51
	Equity Residential	290,631	11,000,383	2.00
	Essex Property Trust, Inc	50,000	4,500,000	0.82
	Extra Space Storage, Inc	674,909	10,380,100	1.88
	Federal Realty Investment Trust	79,000	4,813,470	0.87
	Feldman Mall Properties, Inc	400,000	5,200,000	0.94
	General Growth Properties, Inc	255,897	11,497,452	2.09
	GMH Communities Trust	500,000	7,335,000	1.33
v*	Gramercy Capital Corp	400,000	9,584,000	1.74
	Highland Hospitality Corp	517,000	5,304,420	0.96
	Host Marriott Corp	679,000	11,475,100	2.08
	JER Investors Trust, Inc	250,000	4,515,000	0.82
	Kimco Realty Corp	376,000	11,813,920	2.14
	KKR Financial Corp	448,000	9,963,520	1.81
	LTC Properties, Inc	694,299	14,719,139	2.67
	Macerich Co	80,000	5,195,200	0.94
	Medical Properties Trust, Inc	600,000	5,880,000	1.07
	Mills Corp	105,000	5,783,400	1.05
	Monmouth REIT (Class A)	570,000	4,668,300	0.85
	New Plan Excel Realty Trust	200,000	4,590,000	0.83
	Novastar Financial, Inc	141,512	4,668,481	0.85
	Pan Pacific Retail Properties, Inc	75,000	4,942,500	0.90
	Parkway Properties, Inc	112,000	5,255,040	0.95
	Prologis	324,000	14,356,440	2.60
	Public Storage, Inc	188,000	12,596,000	2.28
	Reckson Associates Realty Corp	170,000	5,873,500	1.07
	Regency Centers Corp	128,000	7,353,600	1.33
	Simon Property Group, Inc	350,000	25,942,000	4.70
	Sizeler Property Investors, Inc	409,146	4,967,032	0.90
	SL Green Realty Corp	80,000	5,454,400	0.99
	Sunstone Hotel Investors, Inc	293,448	7,157,197	1.30
	United Dominion Realty Trust, Inc	189,000	4,479,300	0.81
	Vornado Realty Trust	205,000	17,757,100	3.22
	Other		109,992,553	19.95

			480,386,038	87.12

	2005 Annual Report	153
SEE NOTES TO FINANCIAL STATEMENTS	Retirement Class • TIAA-CREF Institutional Mutual Funds

Real Estate Securities Fund	Summary portfolio of investments September 30, 2005	concluded

	COMPANY		SHARES	VALUE	% OF NET ASSETS

	HOTELS AND OTHER LODGING PLACES
*	Great Wolf Resorts, Inc		523,000	$5,407,820	0.98%
	Hilton Hotels Corp		311,864	6,960,804	1.26
*	Jameson Inns, Inc		2,652,345	5,463,831	0.99
*	Lodgian, Inc		650,000	6,662,500	1.21
	Starwood Hotels & Resorts Worldwide, Inc		425,000	24,297,250	4.41
	Other			3,708,829	0.67

				52,501,034	9.52

	REAL ESTATE
*	Brookfield Properties Corp		250,000	7,367,500	1.34
	Other			3,393,067	0.61

				10,760,567	1.95

	TOTAL COMMON STOCKS	(Cost $523,721,696)		543,647,639	98.59

	ISSUER		PRINCIPAL

	SHORT-TERM INVESTMENTS

	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
	Federal Home Loan Bank (FHLB)	3.180%, 10/03/05
			$3,450,000	3,450,000	0.63

				3,450,000	0.63

	TOTAL SHORT-TERM INVESTMENTS	(Cost $3,449,390)		3,450,000	0.63

	TOTAL PORTFOLIO	(Cost $527,171,086)		547,097,639	99.22%
	OTHER ASSETS & LIABILITIES, NET			4,307,575	0.78

	NET ASSETS			$551,405,214	100.00%

*	Non-income producing

v	Security valued at fair value

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At September 30, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $531,168,887. Net unrealized appreciation of portfolio investments aggregated $15,928,752 of which $41,469,279 related to appreciated portfolio investments and $25,540,527 related to depreciated portfolio investments.

154	2005 Annual Report
	TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Social Choice Equity Fund	Summary portfolio of investments
September 30, 2005

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	AMUSEMENT AND RECREATION SERVICES		$35,426	0.02%

	APPAREL AND ACCESSORY STORES		1,066,979	0.65

	APPAREL AND OTHER TEXTILE PRODUCTS		137,210	0.08

	AUTO REPAIR, SERVICES AND PARKING		29,581	0.02

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		88,019	0.05

	BUILDING MATERIALS AND GARDEN SUPPLIES
	Home Depot, Inc	34,600	1,319,644	0.80
	Lowe’s Cos, Inc	13,100	843,640	0.51
	Other		12,218	0.01

			2,175,502	1.32

	BUSINESS SERVICES
	Microsoft Corp	140,577	3,617,046	2.19
	Other		6,830,852	4.13

			10,447,898	6.32

	CHEMICALS AND ALLIED PRODUCTS
*	Amgen, Inc	23,724	1,890,091	1.14
	Gillette Co	17,300	1,006,860	0.61
	Merck & Co, Inc	47,442	1,290,897	0.78
	Procter & Gamble Co	42,102	2,503,385	1.52
	Other		6,976,705	4.22

			13,667,938	8.27

	COMMUNICATIONS
	BellSouth Corp	35,400	931,020	0.56
*	Comcast Corp (Class A)	38,372	1,127,369	0.68
	SBC Communications, Inc	62,500	1,498,125	0.91
	Sprint Nextel Corp	42,411	1,008,534	0.61
	Verizon Communications, Inc	50,731	1,658,396	1.00
	Other		2,448,490	1.48

			8,671,934	5.24

	DEPOSITORY INSTITUTIONS
	JPMorgan Chase & Co	70,120	2,379,172	1.44
	US Bancorp	47,100	1,322,568	0.80
	Wachovia Corp	34,929	1,662,271	1.01
	Washington Mutual, Inc	24,500	960,890	0.58
	Wells Fargo & Co	33,600	1,967,952	1.19
	Other		6,753,182	4.08

			15,046,035	9.10

	EATING AND DRINKING PLACES
	McDonald’s Corp	39,574	1,325,333	0.80
	Other		284,004	0.17

			1,609,337	0.97

	EDUCATIONAL SERVICES		34,404	0.02

	2005 Annual Report	155
SEE NOTES TO FINANCIAL STATEMENTS	Retirement Class • TIAA-CREF Institutional Mutual Funds

Social Choice Equity Fund	Summary portfolio of investments
	September 30, 2005	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	ELECTRIC, GAS, AND SANITARY SERVICES
	Kinder Morgan, Inc	8,700	$836,592	0.51%
	Other		8,452,448	5.11

			9,289,040	5.62

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Cisco Systems, Inc	91,374	1,638,336	0.99
	Emerson Electric Co	15,900	1,141,620	0.69
	Intel Corp	94,800	2,336,820	1.41
	Motorola, Inc	39,500	872,555	0.53
	Qualcomm, Inc	27,524	1,231,699	0.75
	Texas Instruments, Inc	27,300	925,470	0.56
	Other		2,929,995	1.77

			11,076,495	6.70

	ENGINEERING AND MANAGEMENT SERVICES		889,741	0.54

	FABRICATED METAL PRODUCTS
	Illinois Tool Works, Inc	10,200	839,766	0.51
	Other		318,591	0.19

			1,158,357	0.70

	FOOD AND KINDRED PRODUCTS
	Coca-Cola Co	43,900	1,896,041	1.15
	PepsiCo, Inc	32,600	1,848,746	1.12
	Other		1,828,412	1.10

			5,573,199	3.37

	FOOD STORES		1,142,810	0.69

	FURNITURE AND FIXTURES		1,212,217	0.73

	FURNITURE AND HOMEFURNISHINGS STORES		454,070	0.27

	GENERAL BUILDING CONTRACTORS		979,916	0.59

	GENERAL MERCHANDISE STORES
	Target Corp	16,600	862,038	0.52
	Other		1,109,434	0.67

			1,971,472	1.19

	HEALTH SERVICES		1,203,477	0.73

	HOLDING AND OTHER INVESTMENT OFFICES		4,195,186	2.54

	HOTELS AND OTHER LODGING PLACES		391,154	0.24

	INDUSTRIAL MACHINERY AND EQUIPMENT
	3M Co	20,900	1,533,224	0.93
*	Dell, Inc	34,900	1,193,580	0.72
	Hewlett-Packard Co	44,088	1,287,370	0.78
	International Business Machines Corp	27,531	2,208,537	1.33
	Other		4,465,176	2.70

			10,687,887	6.46

156	2005 Annual Report
	TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Social Choice Equity Fund	Summary portfolio of investments
	September 30, 2005	continued

COMPANY	SHARES	VALUE	% OF NET ASSETS

INSTRUMENTS AND RELATED PRODUCTS
Johnson & Johnson	57,239	$3,622,084	2.19%
Medtronic, Inc	26,800	1,437,016	0.87
Other		4,551,187	2.75

		9,610,287	5.81

INSURANCE AGENTS, BROKERS AND SERVICE		1,098,143	0.66

INSURANCE CARRIERS
American International Group, Inc	37,400	2,317,304	1.40
Prudential Financial, Inc	13,300	898,548	0.54
UnitedHealth Group, Inc	23,690	1,331,378	0.81
Other		6,375,739	3.86

		10,922,969	6.61

LEATHER AND LEATHER PRODUCTS		236,625	0.14

LOCAL AND INTERURBAN PASSENGER TRANSIT		26,587	0.02

LUMBER AND WOOD PRODUCTS		10,346	0.01

METAL MINING		264,898	0.16

MISCELLANEOUS MANUFACTURING INDUSTRIES		358,634	0.22

MISCELLANEOUS RETAIL
Walgreen Co	19,200	834,240	0.50
Other		1,160,926	0.70

		1,995,166	1.20

MOTION PICTURES
Time Warner, Inc	81,929	1,483,734	0.90
Walt Disney Co	46,100	1,112,393	0.67
Other		166,573	0.10

		2,762,700	1.67

NONDEPOSITORY INSTITUTIONS
American Express Co	26,100	1,499,184	0.91
Fannie Mae	20,115	901,554	0.54
Freddie Mac	17,200	971,112	0.59
Other		2,956,565	1.79

		6,328,415	3.83

NONMETALLIC MINERALS, EXCEPT FUELS		298,223	0.18

OIL AND GAS EXTRACTION
Anadarko Petroleum Corp	9,800	938,350	0.57
Apache Corp	12,094	909,711	0.55
Devon Energy Corp	16,486	1,131,599	0.68
Other		5,557,224	3.36

		8,536,884	5.16

PAPER AND ALLIED PRODUCTS		1,331,538	0.81

PERSONAL SERVICES		20,632	0.01

PETROLEUM AND COAL PRODUCTS		2,227,361	1.35

	2005 Annual Report	157
SEE NOTES TO FINANCIAL STATEMENTS	Retirement Class • TIAA-CREF Institutional Mutual Funds

Social Choice Equity Fund	Summary portfolio of investments
	September 30, 2005	concluded

COMPANY		SHARES	VALUE	% OF NET ASSETS

PRIMARY METAL INDUSTRIES			$1,825,920	1.10%

PRINTING AND PUBLISHING			1,685,068	1.02

RAILROAD TRANSPORTATION			721,128	0.44

REAL ESTATE			18,537	0.01

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS			91,151	0.06

SECURITY AND COMMODITY BROKERS
Goldman Sachs Group, Inc		8,863	1,077,564	0.65
Merrill Lynch & Co, Inc		21,600	1,325,160	0.80
Other			1,537,026	0.93

			3,939,750	2.38

SPECIAL TRADE CONTRACTORS			41,404	0.03

STONE, CLAY, AND GLASS PRODUCTS			84,477	0.05

TRANSPORTATION BY AIR			1,010,607	0.61

TRANSPORTATION EQUIPMENT			1,469,285	0.89

TRANSPORTATION SERVICES			145,445	0.09

TRUCKING AND WAREHOUSING
United Parcel Service, Inc (Class B)		14,829	1,025,129	0.62

			1,025,129	0.62

WATER TRANSPORTATION			58,958	0.03

WHOLESALE TRADE-DURABLE GOODS			992,701	0.60

WHOLESALE TRADE-NONDURABLE GOODS			2,397,760	1.45

TOTAL COMMON STOCKS	(Cost $145,353,563)		164,772,012	99.65

ISSUER		PRINCIPAL

SHORT-TERM INVESTMENTS

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Federal Home Loan Bank (FHLB) 3.180%, 10/03/05		$460,000	460,000	0.28

			460,000	0.28

TOTAL SHORT-TERM INVESTMENTS	(Cost $459,919)		460,000	0.28

TOTAL PORTFOLIO	(Cost $145,813,482)		165,232,012	99.93%
OTHER ASSETS & LIABILITIES, NET			114,616	0.07

NET ASSETS			$165,346,628	100.00%

*	Non-income producing.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At September 30, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $146,375,050. Net unrealized appreciation of portfolio investments aggregated $18,856,962 of which $26,117,993 related to appreciated portfolio investments and $7,261,031 related to depreciated portfolio investments.

158	2005 Annual Report
	TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

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2005 Annual Report	159
Retirement Class • TIAA-CREF Institutional Mutual Funds

Statements of assets and liabilities	TIAA-CREF Institutional Mutual Funds September 30, 2005

	Growth & Income Fund	International Equity Fund

ASSETS
Portfolio investments, at cost	$185,242,686	$756,194,038
Net unrealized appreciation of portfolio investments	14,479,957	134,964,735

Portfolio investments, at value	199,722,643	891,158,773
Cash	7,842	—
Cash—foreign (cost of $3, $3,681,233, $37, $– and $382,183, respectively)	3	3,684,573
Receivable from securities transactions	5,150,863	27,849,677
Receivable from Fund shares sold	303,872	9,521,582
Dividends and investment receivable	251,881	1,167,269
Reclaims receivable	1,270	927,615

Total assets	205,438,374	934,309,489

LIABILITIES
Accrued expenses	45,947	582,463
Due to custodian	—	1,411
Payable for securities transactions	5,461,375	26,017,332
Payable for Fund shares redeemed	—	7,831,763
Income distribution payable	721	—

Total liabilities	5,508,043	34,432,969

NET ASSETS	$199,930,331	$899,876,520

NET ASSETS CONSIST OF:
Paid-in-capital	$166,789,886	$702,244,107
Accumulated undistributed net investment income	321,857	12,366,237
Accumulated net realized gain (loss) on total investments	18,338,605	50,347,205
Net unrealized appreciation on total investments	14,479,983	134,918,971

NET ASSETS	$199,930,331	$899,876,520

TOTAL SHARES OUTSTANDING	22,049,937	73,572,995

RETIREMENT CLASS:
Net assets	$58,731,251	$231,867,062
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	6,443,046	18,678,339
Net asset value per share	$9.12	$12.41

INSTITUTIONAL CLASS:
Net assets	$141,199,080	$668,009,458
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	15,606,891	54,894,656
Net asset value per share	$9.05	$12.17

RETAIL CLASS:
Net assets	—	—
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	—	—
Net asset value per share	—	—

160	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

	Large-Cap Value Fund	Mid-Cap Growth Fund	Mid-Cap Value Fund

ASSETS
Portfolio investments, at cost	$513,463,830	$184,310,714	$346,881,045
Net unrealized appreciation of portfolio investments	33,356,327	30,656,374	36,945,172

Portfolio investments, at value	546,820,157	214,967,088	383,826,217
Cash	—	545,203	—
Cash—foreign (cost of $3, $3,681,233, $37, $– and $382,183, respectively)	36	—	388,245
Receivable from securities transactions	5,947,232	2,099,390	2,816,494
Receivable from Fund shares sold	147,803	742,319	3,473,271
Dividends and investment receivable	679,596	44,400	554,065
Reclaims receivable	7,417	—	6,740

Total assets	553,602,241	218,398,400	391,065,032

LIABILITIES
Accrued expenses	231,434	125,862	223,873
Due to custodian	540,513	—	3,159
Payable for securities transactions	6,054,400	2,823,510	2,872,577
Payable for Fund shares redeemed	452,766	216,660	129,214
Income distribution payable	—	—	—

Total liabilities	7,279,113	3,166,032	3,228,823

NET ASSETS	$546,323,128	$215,232,368	$387,836,209

NET ASSETS CONSIST OF:
Paid-in-capital	$488,936,944	$178,533,373	$327,625,685
Accumulated undistributed net investment income	6,382,335	30,173	3,227,548
Accumulated net realized gain (loss) on total investments	17,647,887	6,012,448	20,031,407
Net unrealized appreciation on total investments	33,355,962	30,656,374	36,951,569

NET ASSETS	$546,323,128	$215,232,368	$387,836,209

TOTAL SHARES OUTSTANDING	38,099,921	12,738,442	22,179,905

RETIREMENT CLASS:
Net assets	$159,063,882	$131,942,780	$266,360,446
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	11,021,448	7,815,504	15,201,633
Net asset value per share	$14.43	$16.88	$17.52

INSTITUTIONAL CLASS:
Net assets	$216,511,510	$20,808,095	$25,868,028
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	15,029,250	1,223,222	1,472,370
Net asset value per share	$14.41	$17.01	$17.57

RETAIL CLASS:
Net assets	$170,747,736	$62,481,493	$95,607,735
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	12,049,223	3,699,716	5,505,902
Net asset value per share	$14.17	$16.89	$17.36

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	161

Statements of assets and liabilities	TIAA-CREF Institutional Mutual Funds September 30, 2005

	Small-Cap Equity Fund	Large-Cap Growth Index Fund

ASSETS
Portfolio investments, at cost	$335,918,212	$461,382,296
Net unrealized appreciation of portfolio investments	22,409,810	25,820,598

Portfolio investments, at value	358,328,022	487,202,894
Cash	—	3,121
Receivable from securities transactions	9,285,543	—
Receivable from Fund shares sold	594,537	480,834
Dividends and investment receivable	363,141	377,344
Due from investment advisor	11,000	—
Receivable for variation margin on open futures contracts	—	—

Total assets	368,582,243	488,064,193

LIABILITIES
Accrued expenses	162,937	59,170
Due to custodian	486,301	—
Payable for securities transactions	9,303,245	833,573
Payable for Fund shares redeemed	165,538	9,152

Total liabilities	10,118,021	901,895

NET ASSETS	$358,464,222	$487,162,298

NET ASSETS CONSIST OF:
Paid-in-capital	$308,495,429	$455,705,462
Accumulated undistributed net investment income	1,590,953	2,776,753
Accumulated net realized gain (loss) on total investments	25,968,030	2,859,485
Net unrealized appreciation on total investments	22,409,810	25,820,598

NET ASSETS	$358,464,222	$487,162,298

TOTAL SHARES OUTSTANDING	22,774,492	42,980,399

RETIREMENT CLASS:
Net assets	$170,412,604	$22,401,746
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	10,847,820	1,953,764
Net asset value per share	$15.71	$11.47

INSTITUTIONAL CLASS:
Net assets	$116,651,754	$464,760,552
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	7,365,015	41,026,635
Net asset value per share	$15.84	$11.33

RETAIL CLASS:
Net assets	$71,399,864	—
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	4,561,657	—
Net asset value per share	$15.65	—

162	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

continued

	Large-Cap Value Index Fund	S&P 500 Index Fund	Mid-Cap Growth Index Fund

ASSETS
Portfolio investments, at cost	$387,843,164	$579,395,265	$21,937,185
Net unrealized appreciation of portfolio investments	46,682,585	53,854,351	7,810,026

Portfolio investments, at value	434,525,749	633,249,616	29,747,211
Cash	8,523	3,074	24,063
Receivable from securities transactions	3,783,277	16,603,939	166,869
Receivable from Fund shares sold	395,863	474,619	107,142
Dividends and investment receivable	580,869	671,657	10,531
Due from investment advisor	—	—	—
Receivable for variation margin on open futures contracts	—	23,385	—

Total assets	439,294,281	651,026,290	30,055,816

LIABILITIES
Accrued expenses	49,159	124,481	3,321
Due to custodian	—	—	—
Payable for securities transactions	4,990,421	25,337,955	176,144
Payable for Fund shares redeemed	93,856	156,839	—

Total liabilities	5,133,436	25,619,275	179,465

NET ASSETS	$434,160,845	$625,407,015	$29,876,351

NET ASSETS CONSIST OF:
Paid-in-capital	$371,482,194	$565,995,356	$19,857,337
Accumulated undistributed net investment income	6,205,374	6,063,460	108,453
Accumulated net realized gain (loss) on total investments	9,790,692	(523,119)	2,100,535
Net unrealized appreciation on total investments	46,682,585	53,871,318	7,810,026

NET ASSETS	$434,160,845	$625,407,015	$29,876,351

TOTAL SHARES OUTSTANDING	29,932,959	44,422,765	2,080,513

RETIREMENT CLASS:
Net assets	$777,700	$98,508,429	$445,061
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	53,573	6,993,933	31,138
Net asset value per share	$14.52	$14.08	$14.29

INSTITUTIONAL CLASS:
Net assets	$433,383,145	$526,898,586	$29,431,290
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	29,879,386	37,428,832	2,049,375
Net asset value per share	$14.50	$14.08	$14.36

RETAIL CLASS:
Net assets	—	—	—
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	—	—	—
Net asset value per share	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	163

Statements of assets and liabilities	TIAA-CREF Institutional Mutual Funds September 30, 2005

	Mid-Cap Value Index Fund	Mid-Cap Blend Index Fund

ASSETS
Portfolio investments, at cost	$36,712,424	$51,425,570
Net unrealized appreciation of portfolio investments	10,808,554	19,494,227

Portfolio investments, at value	47,520,978	70,919,797
Cash	37,389	8,398
Cash—foreign (cost of $–, $–, $–, $–, $– and $141,763, respectively)	—	—
Receivable from securities transactions	459,763	151,156
Receivable from Fund shares sold	107,000	322,027
Dividends and investment receivable	79,485	74,440
Reclaims receivable	—	—
Due from investment advisor	—	—

Total assets	48,204,615	71,475,818

LIABILITIES
Accrued expenses	5,163	6,992
Due to custodian	—	—
Payable for securities transactions	490,844	317,065
Payable for Fund shares redeemed	—	117,825

Total liabilities	496,007	441,882

NET ASSETS	$47,708,608	$71,033,936

NET ASSETS CONSIST OF:
Paid-in-capital	$30,491,225	$46,978,945
Accumulated undistributed net investment income	608,776	604,634
Accumulated net realized gain on total investments	5,800,053	3,956,130
Net unrealized appreciation on total investments	10,808,554	19,494,227

NET ASSETS	$47,708,608	$71,033,936

TOTAL SHARES OUTSTANDING	2,882,088	4,215,332

RETIREMENT CLASS:
Net assets	$288,904	$6,337,644
Outstanding shares of beneficial interest, unlimited
shares authorized ($.0001 par value)	17,492	375,087
Net asset value per share	$16.52	$16.90

INSTITUTIONAL CLASS:
Net assets	$47,419,704	$64,696,292
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	2,864,596	3,840,245
Net asset value per share	$16.55	$16.85

164	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

continued

	Small-Cap Growth Index Fund	Small-Cap Value Index Fund	Small-Cap Blend Index Fund	International Equity Index Fund

ASSETS
Portfolio investments, at cost	$60,069,061	$61,750,494	$123,898,986	$192,260,915
Net unrealized appreciation of portfolio investments	17,488,619	11,910,935	32,925,494	45,634,931

Portfolio investments, at value	77,557,680	73,661,429	156,824,480	237,895,846
Cash	—	27,573	118,826	—
Cash—foreign (cost of $–, $–, $–, $–, $– and $141,763, respectively)	—	—	—	158,977
Receivable from securities transactions	913,195	251,733	470,492	3,784
Receivable from Fund shares sold	718,996	20,208	166,707	428,984
Dividends and investment receivable	30,209	138,571	169,329	579,615
Reclaims receivable	—	—	—	119,174
Due from investment advisor	12,000	—	—	—

Total assets	79,232,080	74,099,514	157,749,834	239,186,380

LIABILITIES
Accrued expenses	24,343	640	—	—
Due to custodian	393,735	—	—	39,018
Payable for securities transactions	552,360	369,628	963,575	—
Payable for Fund shares redeemed	—	17,000	33,588	47,032

Total liabilities	970,438	387,268	997,163	86,050

NET ASSETS	$78,261,642	$73,712,246	$156,752,671	$239,100,330

NET ASSETS CONSIST OF:
Paid-in-capital	$56,094,114	$53,833,904	$108,475,095	$188,935,100
Accumulated undistributed net investment income	232,509	680,373	1,042,685	3,197,703
Accumulated net realized gain on total investments	4,446,400	7,287,034	14,309,397	1,343,352
Net unrealized appreciation on total investments	17,488,619	11,910,935	32,925,494	45,624,175

NET ASSETS	$78,261,642	$73,712,246	$156,752,671	$239,100,330

TOTAL SHARES OUTSTANDING	5,368,544	5,132,483	9,997,917	14,370,757

RETIREMENT CLASS:
Net assets	$1,651,678	$1,933,120	$408,693	$1,246,974
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	107,871	133,739	26,121	74,395
Net asset value per share	$15.31	$14.45	$15.65	$16.76

INSTITUTIONAL CLASS:
Net assets	$76,609,964	$71,779,126	$156,343,978	$237,853,356
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	5,260,673	4,998,744	9,971,796	14,296,362
Net asset value per share	$14.56	$14.36	$15.68	$16.64

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Retirement class • TIAA-CREF Institutional Mutual Funds	165

Statements of assets and liabilities	TIAA-CREF Institutional Mutual Funds September 30, 2005	concluded

	Real Estate	Social Choice
	Securities Fund	Equity Fund

ASSETS
Portfolio investments, at cost	$527,171,086	$145,813,482
Net unrealized appreciation (depreciation) of portfolio investments	19,926,553	19,418,530

Portfolio investments, at value	547,097,639	165,232,012
Cash	—	372
Receivable from securities transactions	13,582,032	152
Receivable from Fund shares sold	618,808	1,475,387
Dividends and investment receivable	2,358,808	157,616

Total assets	563,657,287	166,865,539

LIABILITIES
Accrued expenses	221,717	54,902
Due to custodian	152,759	—
Payable for securities transactions	11,048,788	1,460,438
Payable for Fund shares redeemed	828,809	—
Income distribution payable	—	3,571

Total liabilities	12,252,073	1,518,911

NET ASSETS	$551,405,214	$165,346,628

NET ASSETS CONSIST OF:
Paid-in-capital	$478,190,883	$146,194,174
Accumulated undistributed (distributions in excess of) net investment income	(2,545,553)	1,544,830
Accumulated net realized gain (loss) on total investments	55,833,331	(1,810,906)
Net unrealized appreciation (depreciation) on total investments	19,926,553	19,418,530

NET ASSETS	$551,405,214	$165,346,628

TOTAL SHARES OUTSTANDING	38,081,084	16,272,912

RETIREMENT CLASS:
Net assets	$150,381,908	$50,855,382
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	10,255,930	4,969,984
Net asset value per share	$14.66	$10.23

INSTITUTIONAL CLASS:
Net assets	$240,805,558	$114,491,246
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	16,658,913	11,302,928
Net asset value per share	$14.46	$10.13

RETAIL CLASS:
Net assets	$160,217,748	—
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	11,166,241	—
Net asset value per share	$14.35	—

166	2005 Annual Report
	TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

[This page intentionally left blank.]

2005 Annual Report	167
Retirement class • TIAA-CREF Institutional Mutual Funds

Statements of operations	TIAA-CREF Institutional Mutual Funds For the Year Ended September 30, 2005

	Growth & Income Fund	International Equity Fund

INVESTMENT INCOME
Interest	$86,831	$92,095
Dividends	9,287,206	17,311,590
Foreign taxes withheld	(10,091)	(1,259,145)

Total income	9,363,946	16,144,540

EXPENSES
Investment management fees	346,133	682,580
Service Agreement Fees—Retirement Class	160,765	531,918
Service Agreement Fees—Institutional Class	154,153	180,589
Service Agreement Fees—Retail Class	—	—
Custody fees	43,263	530,893
Audit fees	25,958	45,505
Registration fees—Retirement Class	1,418	67,272
Registration fees—Institutional Class	11,560	18,058
Registration fees—Retail Class	—	—
Trustee fees and expenses	4,327	7,586
Interest	50,314	82,111

Total expenses before expense reimbursement	797,891	2,146,512
Less expenses reimbursed by the investment advisor (see Note 2)	—	—

Net expenses	797,891	2,146,512

Net investment income	8,566,055	13,998,028

NET REALIZED AND UNREALIZED GAIN ON TOTAL INVESTMENTS
Realized gain (loss) on:
Portfolio investments	48,725,832	56,891,396
Futures transactions	307,467	—
Foreign currency transactions	(14,417)	138,322

Net realized gain on total investments	49,018,882	57,029,718

Change in unrealized appreciation (depreciation) on:
Portfolio investments	7,208,718	103,499,428
Futures transactions	79,121	—
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	581	(34,686)

Net change in unrealized appreciation on total investments	7,288,420	103,464,742

Net realized and unrealized gain on total investments	56,307,302	160,494,460

Net increase in net assets resulting from operations	$64,873,357	$174,492,488

168	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

	Large-Cap Value Fund	Mid-Cap Growth Fund	Mid-Cap Value Fund

INVESTMENT INCOME
Interest	$55,242	$24,843	$92,475
Dividends	9,616,460	864,857	5,273,557
Foreign taxes withheld	(23,084)	—	(15,304)

Total income	9,648,618	889,700	5,350,728

EXPENSES
Investment management fees	337,031	132,541	216,192
Service Agreement Fees—Retirement Class	428,744	337,428	623,491
Service Agreement Fees—Institutional Class	53,058	4,897	6,932
Service Agreement Fees—Retail Class	536,385	178,827	229,442
Custody fees	42,128	16,518	26,920
Audit fees	25,276	9,911	16,153
Registration fees—Retirement Class	54,222	42,674	78,851
Registration fees—Institutional Class	3,979	1,526	2,118
Registration fees—Retail Class	21,130	7,045	9,038
Trustee fees and expenses	4,213	1,652	2,691
Interest	15,750	3,054	7,674

Total expenses before expense reimbursement	1,521,916	736,073	1,219,502
Less expenses reimbursed by the investment advisor (see Note 2)	—	—	—

Net expenses	1,521,916	736,073	1,219,502

Net investment income	8,126,702	153,627	4,131,226

NET REALIZED AND UNREALIZED GAIN ON TOTAL INVESTMENTS
Realized gain (loss) on:
Portfolio investments	18,810,429	7,562,870	20,713,842
Futures transactions	—	—	—
Foreign currency transactions	(2,849)	—	(3,471)

Net realized gain on total investments	18,807,580	7,562,870	20,710,371

Change in unrealized appreciation (depreciation) on:
Portfolio investments	20,791,884	25,864,871	31,101,688
Futures transactions	—	—	—
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	(365)	—	6,397

Net change in unrealized appreciation on total investments	20,791,519	25,864,871	31,108,085

Net realized and unrealized gain on total investments	39,599,099	33,427,741	51,818,456

Net increase in net assets resulting from operations	$47,725,801	$33,581,368	$55,949,682

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	169

Statements of operations	TIAA-CREF Institutional Mutual Funds For the Year Ended September 30, 2005

	Small-Cap Equity Fund	Large-Cap Growth Index Fund

INVESTMENT INCOME
Interest	$134,728	$75,676
Dividends	3,690,106	3,358,739
Foreign taxes withheld	(3,423)	(147)

Total income	3,821,411	3,434,268

EXPENSES
Investment management fees	240,947	115,969
Service Agreement Fees—Retirement Class	511,653	69,205
Service Agreement Fees—Institutional Class	33,477	53,908
Service Agreement Fees—Retail Class	127,306	—
Custody fees	38,532	28,990
Audit fees	21,719	17,394
Registration fees—Retirement Class	64,708	4,681
Registration fees—Institutional Class	10,119	8,086
Registration fees—Retail Class	6,710	—
Trustee fees and expenses	2,953	2,899
Interest	16,056	10,394

Total expenses before expense reimbursement	1,074,180	311,526
Less expenses reimbursed by the investment advisor (see Note 2)	(11,000)	—

Net expenses	1,063,180	311,526

Net investment income	2,758,231	3,122,742

NET REALIZED AND UNREALIZED GAIN ON TOTAL INVESTMENTS
Realized gain on:
Portfolio investments	29,255,482	3,057,515
Futures transactions	—	—

Net realized gain on total investments	29,255,482	3,057,515

Change in unrealized appreciation (depreciation) on:
Portfolio investments	10,982,680	19,586,877
Futures transactions	—	—

Net change in unrealized appreciation on total investments	10,982,680	19,586,877

Net realized and unrealized gain on total investments	40,238,162	22,644,392

Net increase in net assets resulting from operations	$42,996,393	$25,767,134

170	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

continued

	Large-Cap Value Index Fund	S&P 500 Index Fund	Mid-Cap Growth Index Fund

INVESTMENT INCOME
Interest	$63,390	$95,219	$234
Dividends	7,578,288	8,393,223	173,789
Foreign taxes withheld	(15)	—	(37)

Total income	7,641,663	8,488,442	173,986

EXPENSES
Investment management fees	121,947	168,470	10,826
Service Agreement Fees—Retirement Class	1,506	265,035	1,333
Service Agreement Fees—Institutional Class	60,880	68,638	5,334
Service Agreement Fees—Retail Class	—	—	—
Custody fees	30,483	42,114	2,706
Audit fees	18,291	25,268	1,624
Registration fees—Retirement Class	190	33,519	168
Registration fees—Institutional Class	9,132	10,295	800
Registration fees—Retail Class	—	—	—
Trustee fees and expenses	3,049	4,212	271
Interest	3,024	6,969	2,566

Total expenses before expense reimbursement	248,502	624,520	25,628
Less expenses reimbursed by the investment advisor (see Note 2)	—	—	—

Net expenses	248,502	624,520	25,628

Net investment income	7,393,161	7,863,922	148,358

NET REALIZED AND UNREALIZED GAIN ON TOTAL INVESTMENTS
Realized gain on:
Portfolio investments	10,420,084	733,246	2,130,293
Futures transactions	—	94,757	—

Net realized gain on total investments	10,420,084	828,003	2,130,293

Change in unrealized appreciation (depreciation) on:
Portfolio investments	22,679,507	35,738,778	3,327,584
Futures transactions	—	14,136	—

Net change in unrealized appreciation on total investments	22,679,507	35,752,914	3,327,584

Net realized and unrealized gain on total investments	33,099,591	36,580,917	5,457,877

Net increase in net assets resulting from operations	$40,492,752	$44,444,839	$5,606,235

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	171

Statements of operations	TIAA-CREF Institutional Mutual Funds For the Year Ended September 30, 2005

	Mid-Cap	Mid-Cap
	Value Index Fund	Blend Index Fund

INVESTMENT INCOME
Interest	$1,246	$3,046
Dividends	951,954	941,032
Foreign taxes withheld	(6)	(37)

Total income	953,194	944,041

EXPENSES
Investment management fees	16,940	24,080
Service Agreement Fees—Retirement Class	849	11,822
Service Agreement Fees—Institutional Class	8,419	11,344
Custody fees	4,235	6,020
Audit fees	2,540	3,612
Registration fees—Retirement Class	107	1,494
Registration fees—Institutional Class	1,263	1,702
Trustee fees and expenses	424	602
Interest	112	1,153

Total expenses before expense reimbursement	34,889	61,829
Less expenses reimbursed by the investment advisor (see Note 2)	—	—

Net expenses	34,889	61,829

Net investment income	918,305	882,212

NET REALIZED AND UNREALIZED GAIN ON TOTAL INVESTMENTS
Realized gain on:
Portfolio investments	5,802,714	4,048,806
Foreign currency transactions	—	—

Net realized gain on total investments	5,802,714	4,048,806

Change in unrealized appreciation (depreciation) on:
Portfolio investments	2,985,120	8,257,146
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	—	—

Net change in unrealized appreciation on total investments	2,985,120	8,257,146

Net realized and unrealized gain on total investments	8,787,834	12,305,952

Net increase in net assets resulting from operations	$9,706,139	$13,188,164

172	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

continued

	Small-Cap	Small-Cap	Small-Cap	International
	Growth Index Fund	Value Index Fund	Blend Index Fund	Equity Index Fund

INVESTMENT INCOME
Interest	$2,517	$2,411	$13,097	$45,091
Dividends	415,592	1,301,454	1,876,446	4,058,724
Foreign taxes withheld	(248)	(402)	(667)	(265,014)

Total income	417,861	1,303,463	1,888,876	3,838,801

EXPENSES
Investment management fees	28,870	27,638	58,113	54,339
Service Agreement Fees—Retirement Class	2,521	3,608	1,292	2,944
Service Agreement Fees—Institutional Class	14,285	13,606	28,978	40,494
Custody fees	15,217	6,909	14,527	95,093
Audit fees	8,330	4,146	8,716	8,151
Registration fees—Retirement Class	319	456	163	372
Registration fees—Institutional Class	2,143	2,041	4,347	4,049
Trustee fees and expenses	721	691	1,453	1,359
Interest	3,304	1,342	4,477	8,410

Total expenses before expense reimbursement	75,710	60,437	122,066	215,211
Less expenses reimbursed by the investment advisor (see Note 2)	(12,000)	—	—	—

Net expenses	63,710	60,437	122,066	215,211

Net investment income	354,151	1,243,026	1,766,810	3,623,590

NET REALIZED AND UNREALIZED GAIN ON TOTAL INVESTMENTS
Realized gain on:
Portfolio investments	4,881,713	7,809,401	16,240,188	1,364,840
Foreign currency transactions	—	—	—	91,281

Net realized gain on total investments	4,881,713	7,809,401	16,240,188	1,456,121

Change in unrealized appreciation (depreciation) on: Portfolio investments	6,498,713	2,072,527	4,752,208	27,080,794
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	—	—	—	(15,664)

Net change in unrealized appreciation on total investments	6,498,713	2,072,527	4,752,208	27,065,130

Net realized and unrealized gain on total investments	11,380,426	9,881,928	20,992,396	28,521,251

Net increase in net assets resulting from operations	$11,734,577	$11,124,954	$22,759,206	$32,144,841

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	173

Statements of operations	TIAA-CREF Institutional Mutual Funds For the Year Ended September 30, 2005	concluded

	Real Estate	Social Choice
	Securities Fund	Equity Fund

INVESTMENT INCOME
Interest	$177,888	$15,681
Dividends	17,794,419	2,745,858
Foreign taxes withheld	(16,290)	(77)

Total income	17,956,017	2,761,462

EXPENSES
Investment management fees	421,529	56,576
Service Agreement Fees—Retirement Class	420,519	133,822
Service Agreement Fees—Institutional Class	81,135	20,414
Service Agreement Fees—Retail Class	468,077	—
Custody fees	44,927	12,475
Audit fees	26,955	7,486
Registration fees—Retirement Class	28,447	16,923
Registration fees—Institutional Class	23,888	19,640
Registration fees—Retail Class	18,440	—
Trustee fees and expenses	4,493	1,248
Interest	49,464	4,675

Total expenses before expense reimbursement	1,587,874	273,259
Less expenses reimbursed by the investment advisor (see Note 2)	—	—

Net expenses	1,587,874	273,259

Net investment income	16,368,143	2,488,203

NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Net realized gain (loss) on total investments	63,570,292	(1,728,050)
Net change in unrealized appreciation (depreciation) on total investments	7,727,166	17,542,015

Net realized and unrealized gain (loss) on total investments	71,297,458	15,813,965

Net increase in net assets resulting from operations	$87,665,601	$18,302,168

174	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

[This page intentionally left blank.]

2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	175

Statements of changes in net assets	TIAA-CREF Institutional Mutual Funds

	Growth & Income Fund

	For the Year Ended September 30, 2005	For the Year Ended September 30, 2004

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$8,566,055	$9,238,213
Net realized gain on total investments	49,018,882	56,962,478
Net change in unrealized appreciation (depreciation) on total investments	7,288,420	(3,209,144)

Net increase from operations	64,873,357	62,991,547

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	(660,128)	(258,069)
Institutional Class	(7,851,563)	(8,775,114)
From realized gains:
Retirement Class	—	—
Institutional Class	—	—

Total distributions	(8,511,691)	(9,033,183)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	17,923,333	27,030,545
Institutional Class	(535,731,372)	66,957,645

Net increase (decrease) from shareholder transactions	(517,808,039)	93,988,190

Net increase (decrease) in net assets	(461,446,373)	147,946,554

NET ASSETS
Beginning of year	661,376,704	513,430,150

End of year	$199,930,331	$661,376,704

Undistributed net investment income included in net assets	$321,857	$330,100

176	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

	International Equity Fund

	For the Year Ended September 30, 2005	For the Year Ended September 30, 2004

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$13,998,028	$10,105,746
Net realized gain on total investments	57,029,718	65,784,571
Net change in unrealized appreciation (depreciation) on total investments	103,464,742	13,406,923

Net increase from operations	174,492,488	89,297,240

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	(1,122,943)	(37,317)
Institutional Class	(10,359,425)	(7,294,418)
From realized gains:
Retirement Class	(5,791,476)	—
Institutional Class	(29,220,492)	—

Total distributions	(46,494,336)	(7,331,735)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	129,565,700	63,780,783
Institutional Class	35,952,899	80,724,349

Net increase (decrease) from shareholder transactions	165,518,599	144,505,132

Net increase (decrease) in net assets	293,516,751	226,470,637

NET ASSETS
Beginning of year	606,359,769	379,889,132

End of year	$899,876,520	$606,359,769

Undistributed net investment income included in net assets	$12,366,237	$8,897,462

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	177

Statements of changes in net assets	TIAA-CREF Institutional Mutual Funds

	Large-Cap Value Fund

	For the Year Ended September 30, 2005	For the Year Ended September 30, 2004

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$8,126,702	$3,353,994
Net realized gain on total investments	18,807,580	21,028,960
Net change in unrealized appreciation on total investments	20,791,519	3,610,107

Net increase from operations	47,725,801	27,993,061

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	(1,097,233)	(112,625)
Institutional Class	(609,115)	(225,234)
Retail Class	(2,564,264)	(1,363,084)
From realized gains:
Retirement Class	(6,828,007)	(993,550)
Institutional Class	(2,612,883)	(854,856)
Retail Class	(10,253,950)	(4,261,173)

Total distributions	(23,965,452)	(7,810,522)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	82,899,732	55,984,806
Institutional Class	178,632,510	13,588,096
Retail Class	23,261,354	37,900,018

Net increase from shareholder transactions	284,793,596	107,472,920

Net increase in net assets	308,553,945	127,655,459

NET ASSETS
Beginning of year	237,769,183	110,113,724

End of year	$546,323,128	$237,769,183

Undistributed net investment income included in net assets	$6,382,335	$2,691,425

178	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

continued

	Mid-Cap Growth Fund		Mid-Cap Value Fund

	For the Year Ended September 30, 2005	For the Year Ended September 30, 2004	For the Year Ended September 30, 2005	For the Year Ended September 30, 2004

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$153,627	$10,955	$4,131,226	$1,390,310
Net realized gain on total investments	7,562,870	5,508,129	20,710,371	7,259,993
Net change in unrealized appreciation on total investments	25,864,871	136,264	31,108,085	3,768,101

Net increase from operations	33,581,368	5,655,348	55,949,682	12,418,404

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	(11,097)	—	(1,286,451)	(144,631)
Institutional Class	(4,045)	(4,596)	(131,368)	(49,959)
Retail Class	(10,976)	(2,167)	(574,234)	(238,395)
From realized gains:
Retirement Class	(3,711,805)	(1,648,692)	(5,210,126)	(1,065,435)
Institutional Class	(200,800)	(84,429)	(339,829)	(168,323)
Retail Class	(2,178,840)	(1,246,794)	(2,013,759)	(589,346)

Total distributions	(6,117,563)	(2,986,678)	(9,555,767)	(2,256,089)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	41,272,308	48,185,844	143,264,165	70,476,629
Institutional Class	14,792,202	1,611,420	14,397,497	3,060,579
Retail Class	4,911,674	24,916,195	42,764,509	28,162,912

Net increase from shareholder transactions	60,976,184	74,713,459	200,426,171	101,700,120

Net increase in net assets	88,439,989	77,382,129	246,820,086	111,862,435

NET ASSETS
Beginning of year	126,792,379	49,410,250	141,016,123	29,153,688

End of year	$215,232,368	$126,792,379	$387,836,209	$141,016,123

Undistributed net investment income included in net assets	$30,173	$3,992	$3,227,548	$1,159,845

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	179

Statements of changes in net assets	TIAA-CREF Institutional Mutual Funds

	Small-Cap Equity Fund

	For the Year Ended September 30, 2005	For the Year Ended September 30, 2004

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$2,758,231	$1,393,553
Net realized gain on total investments	29,255,482	11,660,753
Net change in unrealized appreciation on total investments	10,982,680	4,828,393
Net increase from payment by investment advisor for investment transaction loss	—	93,506

Net increase from operations	42,996,393	17,976,205

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	(953,805)	(159,787)
Institutional Class	(427,052)	(166,706)
Retail Class	(548,919)	(363,682)
From realized gains:
Retirement Class	(6,744,075)	(3,629,107)
Institutional Class	(2,485,359)	(2,041,489)
Retail Class	(3,005,164)	(2,565,183)

Total distributions	(14,164,374)	(8,925,954)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	40,939,664	84,839,286
Institutional Class	61,943,848	23,724,659
Retail Class	2,937,113	30,320,089

Net increase from shareholder transactions	105,820,625	138,884,034

Net increase in net assets	134,652,644	147,934,285

NET ASSETS
Beginning of year	223,811,578	75,877,293

End of year	$358,464,222	$223,811,578

Undistributed net investment income included in net assets	$1,590,953	$1,088,850

180	2005 Annual Report
	TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

continued

	Large-Cap Growth Index Fund		Large-Cap Value Index Fund

	For the Year Ended September 30, 2005	For the Year Ended September 30, 2004	For the Year Ended September 30, 2005	For the Year Ended September 30, 2004

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$3,122,742	$370,142	$7,393,161	$2,726,110
Net realized gain on total investments	3,057,515	861,044	10,420,084	4,372,761
Net change in unrealized appreciation on total investments	19,586,877	1,110,396	22,679,507	11,973,335
Net increase from payment by investment advisor for investment transaction loss	—	—	—

Net increase from operations	25,767,134	2,341,582	40,492,752	19,072,206

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	(111,688)	(1,049)	(4,831)	(2,995)
Institutional Class	(495,578)	(609,111)	(3,214,060)	(2,382,121)
Retail Class	—	—	—	—
From realized gains:
Retirement Class	(333,292)	(32,333)	(7,977)	(4,781)
Institutional Class	(618,001)	(5,425,768)	(4,612,657)	(2,588,434)
Retail Class	—	—	—	—

Total distributions	(1,558,559)	(6,068,261)	(7,839,525)	(4,978,331)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	2,360,980	18,396,712	537,108	14,048
Institutional Class	406,387,002	4,688,958	258,518,781	39,017,812
Retail Class	—	—	—	—

Net increase from shareholder transactions	408,747,982	23,085,670	259,055,889	39,031,860

Net increase in net assets	432,956,557	19,358,991	291,709,116	53,125,735

NET ASSETS
Beginning of year	54,205,741	34,846,750	142,451,729	89,325,994

End of year	$487,162,298	$54,205,741	$434,160,845	$142,451,729

Undistributed net investment income included in net assets	$2,776,753	$267,820	$6,205,374	$2,095,726

	2005 Annual Report	181
SEE NOTES TO FINANCIAL STATEMENTS	Retirement Class • TIAA-CREF Institutional Mutual Funds

Statements of changes in net assets	TIAA-CREF Institutional Mutual Funds

	S&P 500 Index Fund

	For the Year Ended September 30, 2005	For the Year Ended September 30, 2004

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$7,863,922	$2,353,675
Net realized gain on total investments	828,003	3,045,484
Net change in unrealized appreciation on total investments	35,752,914	8,611,187

Net increase from operations	44,444,839	14,010,346

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	(856,206)	(100,604)
Institutional Class	(2,807,765)	(1,256,098)
From realized gains:
Retirement Class	(978,521)	—
Institutional Class	(2,736,919)	—

Total distributions	(7,379,411)	(1,356,702)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	37,635,147	39,891,912
Institutional Class	328,171,707	79,559,508
Retail Class	—	—

Net increase from shareholder transactions	365,806,854	119,451,420

Net increase (decrease) in net assets	402,872,282	132,105,064

NET ASSETS
Beginning of year	222,534,733	90,429,669

End of year	$625,407,015	$222,534,733

Undistributed net investment income included in net assets	$6,063,460	$1,883,563

182	2005 Annual Report
	TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

continued

	Mid-Cap Growth Index Fund

	For the Year Ended September 30, 2005	For the Year Ended September 30, 2004

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$148,358	$109,442
Net realized gain on total investments	2,130,293	2,458,150
Net change in unrealized appreciation on total investments	3,327,584	388,689

Net increase from operations	5,606,235	2,956,281

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	(1,403)	(143)
Institutional Class	(119,063)	(99,800)
From realized gains:
Retirement Class	(35,368)	(42,139)
Institutional Class	(2,423,070)	(2,903,110)

Total distributions	(2,578,904)	(3,045,192)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	58,554	43,082
Institutional Class	2,554,146	2,528,612
Retail Class	—	—

Net increase from shareholder transactions	2,612,700	2,571,694

Net increase (decrease) in net assets	5,640,031	2,482,783

NET ASSETS
Beginning of year	24,236,320	21,753,537

End of year	$29,876,351	$24,236,320

Undistributed net investment income included in net assets	$108,453	$83,228

	2005 Annual Report	183
SEE NOTES TO FINANCIAL STATEMENTS	Retirement Class • TIAA-CREF Institutional Mutual Funds

Statements of changes in net assets	TIAA-CREF Institutional Mutual Funds

	Mid-Cap Value Index Fund

	For the Year	For the Year
	Ended	Ended
	September 30, 2005	September 30, 2004

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$918,305	$751,175
Net realized gain on total investments	5,802,714	2,432,989
Net change in unrealized appreciation (depreciation) on total investments	2,985,120	4,380,991

Net increase from operations	9,706,139	7,565,155

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	(3,940)	(2,372)
Institutional Class	(780,897)	(628,185)
From realized gains:
Retirement Class	(14,739)	(3,611)
Institutional Class	(2,467,289)	(757,923)

Total distributions	(3,266,865)	(1,392,091)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	52,517	(137,599)
Institutional Class	4,006,511	1,069,397

Net increase from shareholder transactions	4,059,028	931,798

Net increase in net assets	10,498,302	7,104,862

NET ASSETS
Beginning of year	37,210,306	30,105,444

End of year	$47,708,608	$37,210,306

Undistributed net investment income included in net assets	$608,776	$533,688

184	2005 Annual Report
	TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

continued

	Mid-Cap Blend Index Fund		Small-Cap Growth Index Fund

	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended
	September 30, 2005	September 30, 2004	September 30, 2005	September 30, 2004

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$882,212	$704,180	$354,151	$272,930
Net realized gain on total investments	4,048,806	2,648,160	4,881,713	8,078,326
Net change in unrealized appreciation (depreciation) on total investments	8,257,146	4,934,103	6,498,713	(1,111,580)

Net increase from operations	13,188,164	8,286,443	11,734,577	7,239,676

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	(7,358)	(2,344)	(948)	(448)
Institutional Class	(734,518)	(544,388)	(204,126)	(373,698)
From realized gains:
Retirement Class	(43,636)	(11,151)	(41,105)	(10,724)
Institutional Class	(2,657,921)	(1,149,022)	(8,156,193)	(3,412,075)

Total distributions	(3,443,433)	(1,706,905)	(8,402,372)	(3,796,945)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	5,156,933	254,243	1,298,837	76,036
Institutional Class	5,861,951	3,713,948	7,905,205	1,559,571

Net increase from shareholder transactions	11,018,884	3,968,191	9,204,042	1,635,607

Net increase in net assets	20,763,615	10,547,729	12,536,247	5,078,338

NET ASSETS
Beginning of year	50,270,321	39,722,592	65,725,395	60,647,057

End of year	$71,033,936	$50,270,321	$78,261,642	$65,725,395

Undistributed net investment income included in net assets	$604,634	$514,724	$232,509	$123,903

	2005 Annual Report	185
SEE NOTES TO FINANCIAL STATEMENTS	Retirement Class • TIAA-CREF Institutional Mutual Funds

Statements of changes in net assets	TIAA-CREF Institutional Mutual Funds

	Small-Cap Value Index Fund

	For the Year	For the Year
	Ended	Ended
	September 30, 2005	September 30, 2004

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$1,243,026	$1,038,432
Net realized gain on total investments	7,809,401	7,952,456
Net change in unrealized appreciation on total investments	2,072,527	4,330,594

Net increase from operations	11,124,954	13,321,482

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	(4,224)	(1,926)
Institutional Class	(1,028,959)	(973,736)
From realized gains:
Retirement Class	(94,617)	(10,347)
Institutional Class	(8,271,258)	(3,960,170)

Total distributions	(9,399,058)	(4,946,179)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	1,683,386	77,634
Institutional Class	6,708,212	3,061,970

Net increase (decrease) from shareholder transactions	8,391,598	3,139,604

Net increase in net assets	10,117,494	11,514,907

NET ASSETS
Beginning of year	63,594,752	52,079,845

End of year	$73,712,246	$63,594,752

Undistributed net investment income included in net assets	$680,373	$635,160

186	2005 Annual Report
	TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

continued

	Small-Cap Blend Index Fund		International Equity Index Fund

	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended
	September 30, 2005	September 30, 2004	September 30, 2005	September 30, 2004

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$1,766,810	$1,318,741	$3,623,590	$1,743,328
Net realized gain on total investments	16,240,188	9,123,876	1,456,121	1,085,580
Net change in unrealized appreciation on total investments	4,752,208	9,099,898	27,065,130	11,335,073

Net increase from operations	22,759,206	19,542,515	32,144,841	14,163,981

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	(3,023)	(1,604)	(10,638)	(2,652)
Institutional Class	(1,319,515)	(1,178,765)	(1,814,012)	(1,726,374)
From realized gains:
Retirement Class	(25,309)	(11,154)	(17,980)	(534)
Institutional Class	(9,275,848)	(4,026,603)	(1,051,397)	(295,024)

Total distributions	(10,623,695)	(5,218,126)	(2,894,027)	(2,024,584)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	48,526	144,550	296,519	644,208
Institutional Class	14,975,298	11,565,509	133,196,049	(1,104,828)

Net increase (decrease) from shareholder transactions	15,023,824	11,710,059	133,492,568	(460,620)

Net increase in net assets	27,159,335	26,034,448	162,743,382	11,678,777

NET ASSETS
Beginning of year	129,593,336	103,558,888	76,356,948	64,678,171

End of year	$156,752,671	$129,593,336	$239,100,330	$76,356,948

Undistributed net investment income included in net assets	$1,042,685	$808,387	$3,197,703	$1,302,064

	2005 Annual Report	187
SEE NOTES TO FINANCIAL STATEMENTS	Retirement Class • TIAA-CREF Institutional Mutual Funds

Statements of changes in net assets	TIAA-CREF Institutional Mutual Funds

	Real Estate Securities Fund

	For the Year	For the Year
	Ended	Ended
	September 30, 2005	September 30, 2004

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$16,368,143	$10,174,671
Net realized gain (loss) on total investments	63,570,292	40,031,441
Net change in unrealized appreciation on total investments	7,727,166	3,319,972

Net increase from operations	87,665,601	53,526,084

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	(4,563,855)	(1,478,013)
Institutional Class	(8,110,863)	(4,852,256)
Retail Class	(5,271,151)	(2,601,245)
From realized gains:
Retirement Class	(11,274,581)	(3,007,192)
Institutional Class	(16,888,289)	(12,623,118)
Retail Class	(13,830,527)	(6,341,083)

Total distributions	(59,939,266)	(30,902,907)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	75,717,652	53,597,202
Institutional Class	69,058,231	42,865,145
Retail Class	45,035,627	48,582,970

Net increase from shareholder transactions	189,811,510	145,045,317

Net increase (decrease) in net assets	217,537,845	167,668,494

NET ASSETS
Beginning of year	333,867,369	166,198,875

End of year	$551,405,214	$333,867,369

Undistributed (distributions in excess of) net investment income included in net assets	$(2,545,553)	$722,638

188	2005 Annual Report
	TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

concluded

	Social Choice Equity Fund

	For the Year	For the Year
	Ended	Ended
	September 30, 2005	September 30, 2004

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$2,488,203	$1,261,840
Net realized gain (loss) on total investments	(1,728,050)	578,174
Net change in unrealized appreciation on total investments	17,542,015	7,187,316

Net increase from operations	18,302,168	9,027,330

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	(410,302)	(51,990)
Institutional Class	(1,436,827)	(870,731)
Retail Class	—	—
From realized gains:
Retirement Class	(126,247)	—
Institutional Class	(387,375)	—
Retail Class	—	—

Total distributions	(2,360,751)	(922,721)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	17,413,087	18,569,427
Institutional Class	20,345,027	25,247,411
Retail Class	—	—

Net increase from shareholder transactions	37,758,114	43,816,838

Net increase (decrease) in net assets	53,699,531	51,921,447

NET ASSETS
Beginning of year	111,647,097	59,725,650

End of year	$165,346,628	$111,647,097

Undistributed (distributions in excess of) net investment income included in net assets	$1,544,830	$950,626

	2005 Annual Report	189
SEE NOTES TO FINANCIAL STATEMENTS	Retirement Class • TIAA-CREF Institutional Mutual Funds

Financial highlights	TIAA-CREF Institutional Mutual Funds

	Growth & Income Fund

	Retirement Class

	For the Years Ended September 30,

	2005	2004	2003(d)

SELECTED PER SHARE DATA
Net asset value, beginning of year	$8.16	$7.39	$6.14

Gain (loss) from investment operations:
Net investment income	0.13 (a)	0.10 (a)	0.07 (a)
Net realized and unrealized gain (loss) on total investments	0.95	0.75	1.22

Total gain (loss) from investment operations	1.08	0.85	1.29

Less distributions from:
Net investment income	(0.12)	(0.08)	(0.04)
Net realized gains	—	—	—

Total distributions	(0.12)	(0.08)	(0.04)

Net asset value, end of year	$9.12	$8.16	$7.39

TOTAL RETURN	13.32%	11.47%	21.14%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$58,731	$35,874	$8,027
Ratio of expenses to average net assets before expense waiver and reimbursement	0.46%	0.53%	0.48%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.46%	0.44%	0.47%
Ratio of net investment income to average net assets after expense waiver and reimbursement	1.43%	1.17%	1.02%
Portfolio turnover rate	223%	77%	150%

(a)          Based on average shares outstanding.

(d)          The Retirement Class commenced operations on October 1, 2002.

190	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

continued

	Growth & Income Fund

	Institutional Class

	For the Years Ended September 30,

	2005	2004	2003	2002	2001

SELECTED PER SHARE DATA
Net asset value, beginning of year	$8.12	$7.36	$6.14	$7.91	$11.24

Gain (loss) from investment operations:
Net investment income	0.18 (a)	0.12 (a)	0.10 (a)	0.09 (a)	0.09
Net realized and unrealized gain (loss) on total investments	0.93	0.76	1.22	(1.78)	(3.15)

Total gain (loss) from investment operations	1.11	0.88	1.32	(1.69)	(3.06)

Less distributions from:
Net investment income	(0.18)	(0.12)	(0.10)	(0.08)	(0.09)
Net realized gains	—	—	—	—	(0.18)

Total distributions	(0.18)	(0.12)	(0.10)	(0.08)	(0.27)

Net asset value, end of year	$9.05	$8.12	$7.36	$6.14	$7.91

TOTAL RETURN	13.70%	11.89%	21.62%	(21.51)%	(27.66)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$141,199	$625,503	$505,404	$376,529	$169,880
Ratio of expenses to average net assets before expense waiver and reimbursement	0.15%	0.14%	0.15%	0.29%	0.44%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.15%	0.14%	0.14%	0.22%	0.22%
Ratio of net investment income to average net assets after expense waiver and reimbursement	2.04%	1.46%	1.48%	1.18%	1.10%
Portfolio turnover rate	223%	77%	150%	128%	50%

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	191

Financial highlights	TIAA-CREF Institutional Mutual Funds

	International Equity Fund

	Retirement Class

	For the Years Ended September 30,

	2005	2004	2003(d)

SELECTED PER SHARE DATA
Net asset value, beginning of year	$10.49	$8.65	$6.86

Gain (loss) from investment operations:
Net investment income	0.19 (a)	0.17 (a)	0.13 (a)
Net realized and unrealized gain (loss) on total investments	2.40	1.69	1.66

Total gain (loss) from investment operations	2.59	1.86	1.79

Less distributions from:
Net investment income	(0.11)	(0.02)	—
Net realized gains	(0.56)	—	—

Total distributions	(0.67)	(0.02)	—

Net asset value, end of year	$12.41	$10.49	$8.65

TOTAL RETURN	25.34%	21.45%	26.15%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$231,867	$77,400	$9,863
Ratio of expenses to average net assets before expense waiver and reimbursement	0.56%	0.58%	0.61%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.56%	0.55%	0.54%
Ratio of net investment income to average net assets after expense waiver and reimbursement	1.67%	1.63%	1.61%
Portfolio turnover rate	147%	151%	156%

(a)          Based on average shares outstanding.

(d)          The Retirement Class commenced operations on October 1, 2002.

192	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

continued

	International Equity Fund

	Institutional Class

	For the Years Ended September 30,

	2005	2004	2003	2002	2001

SELECTED PER SHARE DATA
Net asset value, beginning of year	$10.29	$8.56	$6.86	$8.08	$12.55

Gain (loss) from investment operations:
Net investment income	0.21 (a)	0.20 (a)	0.17 (a)	0.15 (a)	0.10
Net realized and unrealized gain (loss) on total investments	2.43	1.69	1.65	(1.29)	(4.06)

Total gain (loss) from investment operations	2.64	1.89	1.82	(1.14)	(3.96)

Less distributions from:
Net investment income	(0.20)	(0.16)	(0.12)	(0.08)	(0.04)
Net realized gains	(0.56)	—	—	—	(0.47)

Total distributions	(0.76)	(0.16)	(0.12)	(0.08)	(0.51)

Net asset value, end of year	$12.17	$10.29	$8.56	$6.86	$8.08

TOTAL RETURN	26.45%	22.17%	26.90%	(14.28)%	(32.63)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$668,009	$528,959	$370,026	$205,899	$120,436
Ratio of expenses to average net assets before expense waiver and reimbursement	0.21%	0.20%	0.27%	0.44%	0.52%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.21%	0.20%	0.20%	0.29%	0.29%
Ratio of net investment income to average net assets after expense waiver and reimbursement	1.89%	1.98%	2.20%	1.80%	1.51%
Portfolio turnover rate	147%	151%	156%	78%	78%

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	193

Financial highlights	TIAA-CREF Institutional Mutual Funds

	Large-Cap Value Fund

	Retirement Class

				For the Period
				September 4, 2002
	For the Years Ended			(commencement
	September 30,			of operations)
				to September 30,
	2005	2004	2003	2002 (a)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$13.41	$11.55	$9.16	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.26	0.24	0.21	0.01
Net realized and unrealized gain (loss) on total investments	1.90	2.23	2.24	(0.85)

Total gain (loss) from investment operations	2.16	2.47	2.45	(0.84)

Less distributions from:
Net investment income	(0.16)	(0.06)	(0.06)	—
Net realized gains	(0.98)	(0.55)	—	—

Total distributions	(1.14)	(0.61)	(0.06)	—

Net asset value, end of period	$14.43	$13.41	$11.55	$9.16

TOTAL RETURN	16.23%	21.59%	26.94%	(8.40)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$159,064	$69,314	$9,943	$92
Ratio of expenses to average net assets before expense reimbursement	0.48%	0.51%	0.54%	0.03%
Ratio of expenses to average net assets after expense reimbursement	0.48%	0.48%	0.47%	0.03%
Ratio of net investment income to average net assets after expense waiver and reimbursement	1.82%	1.87%	1.89%	0.09%
Portfolio turnover rate	113%	154%	185%	25%

(a)          The percentages shown for this period are not annualized.

(b)          Based on average shares outstanding.

194	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

continued

	Large-Cap Value Fund

	Institutional Class				Retail Class

				For the Period				For the Period
				September 4, 2002				September 4, 2002
	For the Years Ended			(commencement	For the Years Ended			(commencement
	September 30,			of operations)	September 30,			of operations)
				to September 30,				to September 30,
	2005	2004	2003	2002 (a)	2005	2004	2003	2002 (a)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$13.40	$11.59	$9.16	$10.00	$13.25	$11.52	$9.16	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.30	0.28	0.25	0.01	0.26	0.24	0.22	0.01
Net realized and unrealized gain (loss) on total investments	1.92	2.22	2.22	(0.85)	1.88	2.21	2.20	(0.85)

Total gain (loss) from investment operations	2.22	2.50	2.47	(0.84)	2.14	2.45	2.42	(0.84)

Less distributions from:
Net investment income	(0.23)	(0.14)	(0.04)	—	(0.24)	(0.17)	(0.06)	—
Net realized gains	(0.98)	(0.55)	—	—	(0.98)	(0.55)	—	—

Total distributions	(1.21)	(0.69)	(0.04)	—	(1.22)	(0.72)	(0.06)	—

Net asset value, end of period	$14.41	$13.40	$11.59	$9.16	$14.17	$13.25	$11.52	$9.16

TOTAL RETURN	16.73%	21.96%	26.98%	(8.40)%	16.35%	21.67%	26.47%	(8.40)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$216,512	$31,289	$14,822	$92	$170,748	$137,166	$85,349	$18,135
Ratio of expenses to average net assets before expense reimbursement	0.14%	0.17%	0.21%	0.01%	0.44%	0.49%	0.51%	0.03%
Ratio of expenses to average net assets after expense reimbursement	0.14%	0.14%	0.14%	0.01%	0.44%	0.44%	0.44%	0.03%
Ratio of net investment income to average net assets after expense waiver and reimbursement	2.11%	2.20%	2.31%	0.11%	1.87%	1.89%	1.99%	0.09%
Portfolio turnover rate	113%	154%	185%	25%	113%	154%	185%	25%

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	195

Financial highlights	TIAA-CREF Institutional Mutual Funds

	Mid-Cap Growth Fund

	Retirement Class

							For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (a)
	For the Years Ended
	September 30,

	2005		2004		2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.23		$12.97		$9.21		$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.01		(0.00	)(c)	(0.00	)(c)	0.00 (c)
Net realized and unrealized gain (loss) on total investments	3.31		1.76		3.76		(0.79)

Total gain (loss) from investment operations	3.32		1.76		3.76		(0.79)

Less distributions from:
Net investment income	(0.00	)(c)	—		0.00	(c)	—
Net realized gains	(0.67)		(0.50)		0.00	(c)	—

Total distributions	(0.67)		(0.50)		(0.00	)(c)	—

Net asset value, end of period	$16.88		$14.23		$12.97		$9.21

TOTAL RETURN	23.72%		13.48%		40.85%		(7.90)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$131,943		$74,600		$25,519		$92
Ratio of expenses to average net assets before expense reimbursement	0.48%		0.54%		0.73%		0.03%
Ratio of expenses to average net assets after expense reimbursement	0.48%		0.48%		0.47%		0.03%
Ratio of net investment income (loss) to average net assets after expense waiver and reimbursement	0.06%		(0.01)%		(0.02)%		0.02%
Portfolio turnover rate	115%		148%		162%		19%

(a)	The percentages shown for this period are not annualized.

(b)	Based on average shares outstanding.

(c)	Amount represents less than $0.01 per share.

196	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

continued

	Mid-Cap Growth Fund

	Institutional Class					Retail Class

					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (a)							For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (a)
	For the Years Ended September 30,					For the Years Ended September 30,

	2005	2004	2003			2005		2004		2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.30	$13.02	$9.21		$10.00	$14.23		$12.98		$9.21		$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.06	0.05	0.04		0.00 (c)	0.01		0.00	(c)	0.00	(c)	0.00 (c)
Net realized and unrealized gain (loss) on total investments	3.33	1.76	3.77		(0.79)	3.32		1.75		3.77		(0.79)

Total gain (loss) from investment operations	3.39	1.81	3.81		(0.79)	3.33		1.75		3.77		(0.79)

Less distributions from:
Net investment income	(0.01)	(0.03)	—		—	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	—
Net realized gains	(0.67)	(0.50)	(0.00	)(c)	—	(0.67)		(0.50)		(0.00	)(c)	—

Total distributions	(0.68)	(0.53)	(0.00)		—	(0.67)		(0.50)		(0.00	)(c)	—

Net asset value, end of period	$17.01	$14.30	$13.02		$9.21	$16.89		$14.23		$12.98		$9.21

TOTAL RETURN	24.12%	13.88%	41.37%		(7.90)%	23.80%		13.48%		40.96%		(7.90)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$20,808	$3,684	$1,887		$92	$62,481		$48,508		$22,004		$9,025
Ratio of expenses to average net assets before expense reimbursement	0.15%	0.17%	0.39%		0.01%	0.44%		0.51%		0.69%		0.03%
Ratio of expenses to average net assets after expense reimbursement	0.15%	0.14%	0.14%		0.01%	0.44%		0.44%		0.44%		0.03%
Ratio of net investment income (loss) to average net assets after expense waiver and reimbursement	0.39%	0.32%	0.31%		0.04%	0.09%		0.02%		0.01%		0.02%
Portfolio turnover rate	115%	148%	162%		19%	115%		148%		162%		19%

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	197

Financial highlights	TIAA-CREF Institutional Mutual Funds

	Mid-Cap Value Fund

	Retirement Class

				For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (a)
	For the Years Ended September 30,

	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.38	$11.95	$9.03	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.25	0.21	0.18	0.01
Net realized and unrealized gain (loss) on total investments	3.60	2.73	2.80	(0.98)

Total gain (loss) from investment operations	3.85	2.94	2.98	(0.97)

Less distributions from:
Net investment income	(0.14)	(0.06)	(0.06)	—
Net realized gains	(0.57)	(0.45)	—	—

Total distributions	(0.71)	(0.51)	(0.06)	—

Net asset value, end of period	$17.52	$14.38	$11.95	$9.03

TOTAL RETURN	27.20%	24.82%	33.27%	(9.70)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$266,360	$92,268	$15,669	$90
Ratio of expenses to average net assets before expense reimbursement	0.48%	0.52%	0.65%	0.03%
Ratio of expenses to average net assets after expense reimbursement	0.48%	0.48%	0.47%	0.03%
Ratio of net investment income to average net assets after expense waiver and reimbursement	1.50%	1.54%	1.52%	0.12%
Portfolio turnover rate	110%	173%	215%	15%

(a)	The percentages shown for this period are not annualized.

(b)	Based on average shares outstanding.

198	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

continued

	Mid-Cap Value Fund

	Institutional Class				Retail Class

				For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (a)				For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (a)
	For the Years Ended				For the Years Ended
	September 30,				September 30,

	2005	2004	2003		2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.44	$12.02	$9.03	$10.00	$14.27	$11.97	$9.03	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.30	0.26	0.22	0.01	0.25	0.22	0.19	0.01
Net realized and unrealized gain (loss) on total investments	3.62	2.74	2.81	(0.98)	3.57	2.71	2.80	(0.98)

Total gain (loss) from investment operations	3.92	3.00	3.03	(0.97)	3.82	2.93	2.99	(0.97)

Less distributions from:
Net investment income	(0.22)	(0.13)	(0.04)	—	(0.16)	(0.18)	(0.05)	—
Net realized gains	(0.57)	(0.45)	—	—	(0.57)	(0.45)	—	—

Total distributions	(0.79)	(0.58)	(0.04)	—	(0.73)	(0.63)	(0.05)	—

Net asset value, end of period	$17.57	$14.44	$12.02	$9.03	$17.36	$14.27	$11.97	$9.03

TOTAL RETURN	27.63%	25.36%	33.63%	(9.70)%	27.23%	24.89%	33.29%	(9.70)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$25,868	$8,042	$4,009	$90	$95,608	$40,706	$9,476	$8,852
Ratio of expenses to average net assets before expense reimbursement	0.15%	0.17%	0.32%	0.01%	0.44%	0.51%	0.62%	0.03%
Ratio of expenses to average net assets after expense reimbursement	0.15%	0.14%	0.14%	0.01%	0.44%	0.44%	0.44%	0.03%
Ratio of net investment income to average net assets after expense waiver and reimbursement	1.82%	1.88%	2.05%	0.14%	1.53%	1.58%	1.83%	0.11%
Portfolio turnover rate	110%	173%	215%	15%	110%	173%	215%	15%

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	199

Financial highlights	TIAA-CREF Institutional Mutual Funds

	Small-Cap Equity Fund

	Retirement Class

					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (a)
	For the Years Ended
	September 30,

	2005	2004		2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.20	$12.62		$9.27	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.12	0.09		0.11	0.01
Net realized and unrealized gain (loss) on total investments	2.19	2.46		3.28	(0.74)

Total gain (loss) from investment operations	2.31	2.55		3.39	(0.73)

Less distributions from:
Net investment income	(0.10)	(0.04)		(0.04)	—
Net realized gains	(0.70)	(0.93)		—	—

Total distributions	(0.80)	(0.97)		(0.04)	—

Net asset value, end of period	$15.71	$14.20	(c)	$12.62	$9.27

TOTAL RETURN	16.35%	20.53	%(c)	36.65%	(7.30)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$170,413	$116,445		$29,036	$93
Ratio of expenses to average net assets before expense reimbursement	0.48%	0.54%		0.95%	0.03%
Ratio of expenses to average net assets after expense reimbursement	0.48%	0.48%		0.47%	0.03%
Ratio of net investment income to average net assets after expense waiver and reimbursement	0.78%	0.68%		0.89%	0.15%
Portfolio turnover rate	273%	295%		328%	15%

(a)	The percentages shown for this period are not annualized.

(b)	Based on average shares outstanding.

(c)

During the year ended September 30, 2004, the Small-Cap Equity Fund was reimbursed by the Adviser for an investment loss resulting from an overstatement of cash available for investment. Had the Fund not been reimbursed, the net asset value and total return for the Retirement Class would have been $14.19 and 20.44%, respectively, and the net asset value and total return for the Institutional Class would have been $14.28 and 20.86%, respectively. There was no change to the net asset value or total return for the Retail Class.

200	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

continued

	Small-Cap Equity Fund

	Institutional Class					Retail Class

					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (a)					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (a)
	For the Years Ended September 30,					For the Years Ended September 30,

	2005	2004		2003		2005	2004		2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.29	$12.68		$9.27	$10.00	$14.15	$12.64		$9.27	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.17	0.14		0.14	0.02	0.14	0.12		0.12	0.02
Net realized and unrealized gain (loss) on total investments	2.20	2.48		3.29	(0.75)	2.19	2.45		3.29	(0.75)

Total gain (loss) from investment operations	2.37	2.62		3.43	(0.73)	2.33	2.57		3.41	(0.73)

Less distributions from:
Net investment income	(0.12)	(0.08)		(0.02)	—	(0.13)	(0.13)		(0.04)	—
Net realized gains	(0.70)	(0.93)		—	—	(0.70)	(0.93)		—	—

Total distributions	(0.82)	(1.01)		(0.02)	—	(0.83)	(1.06)		(0.04)	—

Net asset value, end of period	$15.84	$14.29	(c)	$12.68	$9.27	$15.65	$14.15	(c)	$12.64	$9.27

TOTAL RETURN	16.69%	20.98	%(c)	37.12%	(7.30)%	16.55%	20.70	%(c)	36.90%	(7.30)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$116,652	$45,429		$18,702	$93	$71,400	$61,937		$28,139	$18,351
Ratio of expenses to average net assets before expense reimbursement	0.15%	0.20%		0.62%	0.01%	0.32%	0.38%		0.78%	0.02%
Ratio of expenses to average net assets after expense reimbursement	0.15%	0.14%		0.14%	0.01%	0.30%	0.30%		0.30%	0.02%
Ratio of net investment income to average net assets after expense waiver and reimbursement	1.11%	1.03%		1.25%	0.17%	0.97%	0.87%		1.10%	0.16%
Portfolio turnover rate	273%	295%		328%	15%	273%	295%		328%	15%

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	201

Financial highlights	TIAA-CREF Institutional Mutual Funds

	Large-Cap Growth Index Fund

	Retirement Class

	For the Years Ended September 30,

	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.56	$11.60	$9.29

Gain (loss) from investment operations:
Net investment income (b)	0.12	0.05	0.07
Net realized and unrealized gain (loss) on total investments	1.04	0.82	2.27

Total gain (loss) from investment operations	1.16	0.87	2.34

Less distributions from:
Net investment income	(0.06)	(0.06)	(0.03)
Net realized gains	(0.19)	(1.85)	—

Total distributions	(0.25)	(1.91)	(0.03)

Net asset value, end of period	$11.47	$10.56	$11.60

TOTAL RETURN	11.04%	7.03%	25.21%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$22,402	$18,405	$200
Ratio of expenses to average net assets before expense reimbursement	0.43%	0.52%	0.46%
Ratio of expenses to average net assets after expense waiver reimbursement	0.43%	0.42%	0.41%
Ratio of net investment income to average net assets after expense waiver and reimbursement	1.04%	0.46%	0.68%
Portfolio turnover rate	61%	19%	19%

(a)	The percentages shown for this period are not annualized.

(b)	Based on average shares outstanding.

202	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

continued

	Large-Cap Growth Index Fund

	Retirement Class	Institutional Class

	For the Period September 4, 2002				For the Period September 4, 2002
	(commencement of operations)	For the Years Ended September 30,			(commencement of operations)
	to September 30,				to September 30,
	2002 (a)	2005	2004	2003	2002 (a)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00	$10.48	$11.63	$9.29	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.01	0.12	0.11	0.11	0.01
Net realized and unrealized gain (loss) on total investments	(0.72)	1.07	0.80	2.27	(0.72)

Total gain (loss) from investment operations	(0.71)	1.19	0.91	2.38	(0.71)

Less distributions from:
Net investment income	—	(0.15)	(0.21)	(0.04)	—
Net realized gains	—	(0.19)	(1.85)	—	—

Total distributions	—	(0.34)	(2.06)	(0.04)	—

Net asset value, end of period	$9.29	$11.33	$10.48	$11.63	$9.29

TOTAL RETURN	(7.10)%	11.41%	7.35%	25.68%	(7.10)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$93	$464,761	$35,800	$34,647	$60,298
Ratio of expenses to average net assets before expense reimbursement	0.03%	0.08%	0.11%	0.13%	0.01%
Ratio of expenses to average net assets after expense waiver reimbursement	0.03%	0.08%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets after expense waiver and reimbursement	0.10%	1.08%	0.97%	1.02%	0.12%
Portfolio turnover rate	0%	61%	19%	19%	0%

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	203

Financial highlights	TIAA-CREF Institutional Mutual Funds

	Large-Cap Value Index Fund

	Retirement Class

	For the Years Ended September 30,

	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$13.07	$11.38	$9.26

Gain (loss) from investment operations:
Net investment income (b)	0.29	0.25	0.23
Net realized and unrealized gain (loss) on total investments	1.79	1.98	1.96

Total gain (loss) from investment operations	2.08	2.23	2.19

Less distributions from:
Net investment income	(0.24)	(0.21)	(0.07)
Net realized gains	(0.39)	(0.33)	—

Total distributions	(0.63)	(0.54)	(0.07)

Net asset value, end of period	$14.52	$13.07	$11.38

TOTAL RETURN	16.18%	19.82%	23.77%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$778	$200	$161
Ratio of expenses to average net assets before expense reimbursement	0.44%	0.97%	0.48%
Ratio of expenses to average net assets after expense reimbursement	0.44%	0.44%	0.40%
Ratio of net investment income to average net assets after expense waiver and reimbursement	2.07%	1.99%	2.17%
Portfolio turnover rate	65%	44%	63%

(a)	The percentages shown for this period are not annualized.
(b)	Based on average shares outstanding.

204	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

continued

	Large-Cap Value Index Fund

	Retirement Class	Institutional Class

	For the Period September 4, 2002				For the Period September 4, 2002
	(commencement of operations)	For the Years Ended September 30,			(commencement of operations)
	to September 30,				to September 30,
	2002 (a)	2005	2004	2003	2002 (a)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00	$13.05	$11.41	$9.26	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.01	0.34	0.29	0.26	0.01
Net realized and unrealized gain (loss) on total investments	(0.75)	1.77	1.99	1.97	(0.75)

Total gain (loss) from investment operations	(0.74)	2.11	2.28	2.23	(0.74)

Less distributions from:
Net investment income	—	(0.27)	(0.31)	(0.08)	—
Net realized gains	—	(0.39)	(0.33)	—	—

Total distributions	—	(0.66)	(0.64)	(0.08)	—

Net asset value, end of period	$9.26	$14.50	$13.05	$11.41	$9.26

TOTAL RETURN	(7.40)%	16.50%	20.25%	24.20%	(7.40)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$93	$433,383	$142,252	$89,164	$55,488
Ratio of expenses to average net assets before expense reimbursement	0.03%	0.08%	0.10%	0.16%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.03%	0.08%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets after expense waiver and reimbursement	0.12%	2.42%	2.34%	2.49%	0.15%
Portfolio turnover rate	0%	65%	44%	63%	0%

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	205

Financial highlights	TIAA-CREF Institutional Mutual Funds

	S&P 500 Index Fund

	Retirement Class

	For the Years Ended September 30,

	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$12.95	$11.48	$9.32

Gain (loss) from investment operations:
Net investment income (b)	0.22	0.17	0.14
Net realized and unrealized gain (loss) on total investments	1.29	1.36	2.07

Total gain (loss) from investment operations	1.51	1.53	2.21

Less distributions from:
Net investment income	(0.18)	(0.06)	(0.05)
Net realized gains	(0.20)	—	—

Total distributions	(0.38)	(0.06)	(0.05)

Net asset value, end of period	$14.08	$12.95	$11.48

TOTAL RETURN	11.69%	13.29%	23.77%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$98,508	$54,914	$12,860
Ratio of expenses to average net assets before expense reimbursement	0.44%	0.48%	0.51%
Ratio of expenses to average net assets after expense reimbursement	0.44%	0.44%	0.43%
Ratio of net investment income to average net assets after expense waiver and reimbursement	1.65%	1.31%	1.27%
Portfolio turnover rate	38%	21%	20%

(a)	The percentages shown for this period are not annualized.

(b)	Based on average shares outstanding.

206	2005 Annual Report
	TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

continued

	S&P 500 Index Fund

	Retirement Class	Institutional Class

	For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (a)				For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (a)

		For the Years Ended September 30,

		2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00	$12.92	$11.52	$9.32	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.01	0.26	0.21	0.18	0.01
Net realized and unrealized gain (loss) on total investments	(0.69)	1.31	1.36	2.07	(0.69)

Total gain (loss) from investment operations	(0.68)	1.57	1.57	2.25	(0.68)

Less distributions from:
Net investment income	—	(0.21)	(0.17)	(0.05)	—
Net realized gains	—	(0.20)	—	—	—

Total distributions	—	(0.41)	(0.17)	(0.05)	—

Net asset value, end of period	$9.32	$14.08	$12.92	$11.52	$9.32

TOTAL RETURN	(6.80)%	12.20%	13.63%	24.23%	(6.80)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$93	$526,899	$167,621	$77,569	$41,867
Ratio of expenses to average net assets before expense reimbursement	0.03%	0.08%	0.11%	0.17%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.03%	0.08%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets after expense waiver and reimbursement	0.11%	1.92%	1.68%	1.68%	0.13%
Portfolio turnover rate	0%	38%	21%	20%	0%

	2005 Annual Report	207
SEE NOTES TO FINANCIAL STATEMENTS	Retirement Class • TIAA-CREF Institutional Mutual Funds

Financial highlights	TIAA-CREF Institutional Mutual Funds

	Mid-Cap Growth Index Fund

	Retirement Class

	For the Years Ended September 30,

	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$12.83	$12.91	$9.35

Gain (loss) from investment operations:
Net investment income (b)	0.03	0.01	0.01
Net realized and unrealized gain (loss) on total investments	2.79	1.68	3.55

Total gain (loss) from investment operations	2.82	1.69	3.56

Less distributions from:
Net investment income	(0.05)	(0.01)	(0.00	)(c)
Net realized gains	(1.31)	(1.76)	(0.00	)(c)

Total distributions	(1.36)	(1.77)	(0.00	)(c)

Net asset value, end of period	$14.29	$12.83	$12.91

TOTAL RETURN	22.86%	13.15%	38.14%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$445	$344	$303
Ratio of expenses to average net assets before expense reimbursement	0.45%	0.73%	0.48%
Ratio of expenses to average net assets after expense reimbursement	0.45%	0.44%	0.41%
Ratio of net investment income to average net assets after expense waiver and reimbursement	0.19%	0.10%	0.06%
Portfolio turnover rate	42%	32%	35%

(a)	The percentages shown for this period are not annualized.

(b)	Based on average shares outstanding.

(c)	Amount represents less than $0.01 per share.

208	2005 Annual Report
	TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

continued

	Mid-Cap Growth Index Fund

	Retirement Class	Institutional Class

	For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (a)					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (a)

		For the Years Ended September 30,

		2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00	$12.85	$12.94	$9.35		$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.01	0.07	0.06	0.04		0.01
Net realized and unrealized gain (loss) on total investments	(0.66)	2.81	1.67	3.57		(0.66)

Total gain (loss) from investment operations	(0.65)	2.88	1.73	3.61		(0.65)

Less distributions from:
Net investment income	—	(0.06)	(0.06)	(0.02)		—
Net realized gains	—	(1.31)	(1.76)	(0.00	)(c)	—

Total distributions	—	(1.37)	(1.82)	(0.02)		—

Net asset value, end of period	$9.35	$14.36	$12.85	$12.94		$9.35

TOTAL RETURN	(6.50)%	23.36%	13.50%	38.64%		(6.50)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$94	$29,431	$23,893	$21,450		$22,352
Ratio of expenses to average net assets before expense reimbursement	0.03%	0.09%	0.11%	0.15%		0.01%
Ratio of expenses to average net assets after expense reimbursement	0.03%	0.09%	0.08%	0.08%		0.01%
Ratio of net investment income to average net assets after expense waiver and reimbursement	0.05%	0.55%	0.46%	0.38%		0.07%
Portfolio turnover rate	0%	42%	32%	35%		0%

	2005 Annual Report	209
SEE NOTES TO FINANCIAL STATEMENTS	Retirement Class • TIAA-CREF Institutional Mutual Funds

Financial highlights	TIAA-CREF Institutional Mutual Funds

	Mid-Cap Value Index Fund

	Retirement Class

	For the Years Ended
	September 30,

	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.20	$11.80	$9.30

Gain (loss) from investment operations:
Net investment income (b)	0.28	0.24	0.21
Net realized and unrealized gain (loss) on total investments	3.25	2.65	2.36

Total gain (loss) from investment operations	3.53	2.89	2.57

Less distributions from:
Net investment income	(0.26)	(0.20)	(0.07)
Net realized gains	(0.95)	(0.29)	—

Total distributions	(1.21)	(0.49)	(0.07)

Net asset value, end of period	$16.52	$14.20	$11.80

TOTAL RETURN	25.80%	24.92%	27.78%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$289	$200	$308
Ratio of expenses to average net assets before expense reimbursement	0.44%	1.00%	0.48%
Ratio of expenses to average net assets after expense reimbursement	0.44%	0.44%	0.40%
Ratio of net investment income to average net assets after expense waiver and reimbursement	1.81%	1.81%	2.04%
Portfolio turnover rate	43%	23%	24%

(a)	The percentages shown for this period are not annualized.

(b)	Based on average shares outstanding.

210	2005 Annual Report
	TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

continued

	Mid-Cap Value Index Fund

	Retirement Class	Institutional Class

	For the Period				For the Period
	September 4, 2002				September 4, 2002
	(commencement	For the Years Ended			(commencement
	of operations)	September 30,			of operations)
	to September 30,				to September 30,
	2002 (a)	2005	2004	2003	2002 (a)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00	$14.23	$11.83	$9.30	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.01	0.33	0.29	0.25	0.01
Net realized and unrealized gain (loss) on total investments	(0.71)	3.24	2.66	2.36	(0.71)

Total gain (loss) from investment operations	(0.70)	3.57	2.95	2.61	(0.70)

Less distributions from:
Net investment income	—	(0.30)	(0.26)	(0.08)	—
Net realized gains	—	(0.95)	(0.29)	—	—

Total distributions	—	(1.25)	(0.55)	(0.08)	—

Net asset value, end of period	$9.30	$16.55	$14.23	$11.83	$9.30

TOTAL RETURN	(7.00)%	26.14%	25.36%	28.21%	(7.00)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$93	$47,420	$37,010	$29,797	$22,239
Ratio of expenses to average net assets before expense reimbursement	0.03%	0.08%	0.09%	0.16%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.03%	0.08%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets after expense waiver and reimbursement	0.12%	2.17%	2.16%	2.38%	0.14%
Portfolio turnover rate	0%	43%	23%	24%	0%

	2005 Annual Report	211
SEE NOTES TO FINANCIAL STATEMENTS	Retirement Class • TIAA-CREF Institutional Mutual Funds

Financial highlights	TIAA-CREF Institutional Mutual Funds

	Mid-Cap Blend Index Fund

	Retirement Class

	For the Years Ended
	September 30,

	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.35	$12.33	$9.38

Gain (loss) from investment operations:
Net investment income (b)	0.18	0.16	0.13
Net realized and unrealized gain (loss) on total investments	3.27	2.28	2.86

Total gain (loss) from investment operations	3.45	2.44	2.99

Less distributions from:
Net investment income	(0.13)	(0.08)	(0.04)
Net realized gains	(0.77)	(0.34)	—

Total distributions	(0.90)	(0.42)	(0.04)

Net asset value, end of period	$16.90	$14.35	$12.33

TOTAL RETURN	24.62%	19.94%	32.02%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$6,338	$563	$254
Ratio of expenses to average net assets before expense reimbursement	0.44%	0.66%	0.53%
Ratio of expenses to average net assets after expense reimbursement	0.44%	0.44%	0.41%
Ratio of net investment income to average net assets after expense waiver and reimbursement	1.15%	1.13%	1.19%
Portfolio turnover rate	40%	19%	35%

(a)	The percentages shown for this period are not annualized.

(b)	Based on average shares outstanding.

212	2005 Annual Report
	TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

continued

	MidCap Blend Index Fund

	Retirement Class	Institutional Class

	For the Period				For the Period
	September 4, 2002				September 4, 2002
	(commencement	For the Years Ended			(commencement
	of operations)	September 30,			of operations)
	to September 30,				to September 30,
	2002 (a)	2005	2004	2003	2002 (a)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00	$14.34	$12.36	$9.39	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.01	0.23	0.20	0.16	0.01
Net realized and unrealized gain (loss) on total investments	(0.63)	3.26	2.29	2.86	(0.62)

Total gain (loss) from investment operations	(0.62)	3.49	2.49	3.02	(0.61)

Less distributions from:
Net investment income	—	(0.21)	(0.17)	(0.05)	—
Net realized gains	—	(0.77)	(0.34)	—	—

Total distributions	—	(0.98)	(0.51)	(0.05)	—

Net asset value, end of period	$9.38	$16.85	$14.34	$12.36	$9.39

TOTAL RETURN	(6.20)%	25.01%	20.39%	32.31%	(6.10)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$94	$64,696	$49,707	$39,469	$25,249
Ratio of expenses to average net assets before expense reimbursement	0.03%	0.08%	0.10%	0.20%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.03%	0.08%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets after expense waiver and reimbursement	0.09%	1.48%	1.47%	1.52%	0.11%
Portfolio turnover rate	0%	40%	19%	35%	0%

	2005 Annual Report	213
SEE NOTES TO FINANCIAL STATEMENTS	Retirement Class • TIAA-CREF Institutional Mutual Funds

Financial highlights	TIAA-CREF Institutional Mutual Funds

	Small-Cap Growth Index Fund

	Retirement Class

	For the Years Ended
	September 30,

	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.54	$13.13	$9.32

Gain (loss) from investment operations:
Net investment income (b)	0.03	0.01	0.04
Net realized and unrealized gain (loss) on total investments	2.52	2.17	3.79

Total gain (loss) from investment operations	2.55	2.18	3.83

Less distributions from:
Net investment income	(0.04)	(0.03)	(0.02)
Net realized gains	(1.74)	(0.74)	—

Total distributions	(1.78)	(0.77)	(0.02)

Net asset value, end of period	$15.31	$14.54	$13.13

TOTAL RETURN	17.67%	16.86%	41.11%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$1,652	$279	$177
Ratio of expenses to average net assets before expense reimbursement	0.45%	0.67%	0.48%
Ratio of expenses to average net assets after expense reimbursement	0.45%	0.44%	0.40%
Ratio of net investment income to average net assets after expense waiver and reimbursement	0.18%	0.04%	0.32%
Portfolio turnover rate	70%	45%	52%

(a)	The percentages shown for this period are not annualized.

(b)	Based on average shares outstanding.

214	2005 Annual Report
	TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

continued

	Small-Cap Growth Index Fund

	Retirement Class	Institutional Class

	For the Period				For the Period
	September 4, 2002				September 4, 2002
	(commencement	For the Years Ended			(commencement
	of operations)	September 30,			of operations)
	to September 30,				to September 30,
	2002 (a)	2005	2004	2003	2002 (a)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00	$13.91	$13.16	$9.32	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.01	0.07	0.06	0.07	0.01
Net realized and unrealized gain (loss) on total investments	(0.69)	2.36	1.51	3.80	(0.69)

Total gain (loss) from investment operations	(0.68)	2.43	1.57	3.87	(0.68)

Less distributions from:
Net investment income	—	(0.04)	(0.08)	(0.03)	—
Net realized gains	—	(1.74)	(0.74)	—	—

Total distributions	—	(1.78)	(0.82)	(0.03)	—

Net asset value, end of period	$9.32	$14.56	$13.91	$13.16	$9.32

TOTAL RETURN	(6.80)%	17.73%	11.84%	41.59%	(6.80)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$93	$76,610	$65,446	$60,470	$45,572
Ratio of expenses to average net assets before expense reimbursement	0.03%	0.10%	0.10%	0.16%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.03%	0.08%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets after expense waiver and reimbursement	0.09%	0.49%	0.41%	0.66%	0.11%
Portfolio turnover rate	0%	70%	45%	52%	0%

	2005 Annual Report	215
SEE NOTES TO FINANCIAL STATEMENTS	Retirement Class • TIAA-CREF Institutional Mutual Funds

Financial highlights	TIAA-CREF Institutional Mutual Funds

	Small-Cap Value Index Fund

	Retirement Class

	For the Years Ended
	September 30,

	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.00	$12.11	$9.30

Gain (loss) from investment operations:
Net investment income (b)	0.20	0.18	0.17
Net realized and unrealized gain (loss) on total investments	2.17	2.80	2.70

Total gain (loss) from investment operations	2.37	2.98	2.87

Less distributions from:
Net investment income	(0.08)	(0.17)	(0.06)
Net realized gains	(1.84)	(0.92)	—

Total distributions	(1.92)	(1.09)	(0.06)

Net asset value, end of period	$14.45	$14.00	$12.11

TOTAL RETURN	17.39%	25.18%	31.04%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$1,933	$237	$135
Ratio of expenses to average net assets before expense reimbursement	0.44%	0.91%	0.50%
Ratio of expenses to average net assets after expense reimbursement	0.44%	0.44%	0.40%
Ratio of net investment income to average net assets after expense waiver and reimbursement	1.42%	1.32%	1.63%
Portfolio turnover rate	60%	42%	56%

(a)	The percentages shown for this period are not annualized.

(b)	Based on average shares outstanding.

216	2005 Annual Report
	TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

continued

	Small-Cap Value Index Fund

	Retirement Class	Institutional Class

	For the Period				For the Period
	September 4, 2002				September 4, 2002
	(commencement	For the Years Ended			(commencement
	of operations)	September 30,			of operations)
	to September 30,				to September 30,
	2002 (a)	2005	2004	2003	2002 (a)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00	$14.03	$12.14	$9.30	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.02	0.25	0.23	0.20	0.02
Net realized and unrealized gain (loss) on total investments	(0.72)	2.15	2.81	2.71	(0.72)

Total gain (loss) from investment operations	(0.70)	2.40	3.04	2.91	(0.70)

Less distributions from:
Net investment income	—	(0.23)	(0.23)	(0.07)	—
Net realized gains	—	(1.84)	(0.92)	—	—

Total distributions	—	(2.07)	(1.15)	(0.07)	—

Net asset value, end of period	$9.30	$14.36	$14.03	$12.14	$9.30

TOTAL RETURN	(7.00)%	17.62%	25.63%	31.49%	(7.00)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$93	$71,779	$63,358	$51,945	$40,819
Ratio of expenses to average net assets before expense reimbursement	0.03%	0.08%	0.10%	0.18%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.03%	0.08%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets after expense waiver and reimbursement	0.20%	1.80%	1.71%	1.96%	0.22%
Portfolio turnover rate	0%	60%	42%	56%	0%

	2005 Annual Report	217
SEE NOTES TO FINANCIAL STATEMENTS	Retirement Class • TIAA-CREF Institutional Mutual Funds

Financial highlights	TIAA-CREF Institutional Mutual Funds

	Small-Cap Blend Index Fund

	Retirement Class

	For the Years Ended September 30,

	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.32	$12.59	$9.31

Gain (loss) from investment operations:
Net investment income (b)	0.13	0.10	0.11
Net realized and unrealized gain (loss) on total investments	2.33	2.19	3.21

Total gain (loss) from investment operations	2.46	2.29	3.32

Less distributions from:
Net investment income	(0.12)	(0.07)	(0.04)
Net realized gains	(1.01)	(0.49)	—

Total distributions	(1.13)	(0.56)	(0.04)

Net asset value, end of period	$15.65	$14.32	$12.59

TOTAL RETURN	17.43%	18.26%	35.76%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$409	$330	$157
Ratio of expenses to average net assets before expense reimbursement	0.44%	0.77%	0.52%
Ratio of expenses to average net assets after expense reimbursement	0.44%	0.44%	0.40%
Ratio of net investment income to average net assets after expense waiver and reimbursement	0.86%	0.71%	0.98%
Portfolio turnover rate	63%	24%	52%

(a)	The percentages shown for this period are not annualized.

(b)	Based on average shares outstanding.

218	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

continued

	Small-Cap Blend Index Fund

	Retirement Class	Institutional Class

	For the Period				For the Period
	September 4, 2002				September 4, 2002
	(commencement	For the Years Ended			(commencement
	of operations)	September 30,			of operations)
	to September 30,				to September 30,
	2002 (a)	2005	2004	2003	2002 (a)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00	$14.33	$12.62	$9.31	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.01	0.18	0.15	0.14	0.02
Net realized and unrealized gain (loss)on total investments	(0.70)	2.32	2.19	3.22	(0.71)

Total gain (loss) from investment operations	(0.69)	2.50	2.34	3.36	(0.69)

Less distributions from:
Net investment income	—	(0.14)	(0.14)	(0.05)	—
Net realized gains	—	(1.01)	(0.49)	—	—

Total distributions	—	(1.15)	(0.63)	(0.05)	—

Net asset value, end of period	$9.31	$15.68	$14.33	$12.62	$9.31

TOTAL RETURN	(6.90)%	17.74%	18.66%	36.21%	(6.90)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$93	$156,344	$129,263	$103,402	$38,997
Ratio of expenses to average net assets
before expense reimbursement	0.03%	0.08%	0.10%	0.19%	0.01%
Ratio of expenses to average net assets
after expense reimbursement	0.03%	0.08%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets
after expense waiver and reimbursement	0.15%	1.22%	1.08%	1.31%	0.17%
Portfolio turnover rate	0%	63%	24%	52%	0%

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	219

Financial highlights	TIAA-CREF Institutional Mutual Funds

	International Equity Index Fund

	Retirement Class

	For the Years Ended September 30,

	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$13.67	$11.51	$9.21

Gain (loss) from investment operations:
Net investment income (b)	0.27	0.27	0.20
Net realized and unrealized gain (loss) on total investments	3.12	2.20	2.14

Total gain (loss) from investment operations	3.39	2.47	2.34

Less distributions from:
Net investment income	(0.11)	(0.26)	(0.04)
Net realized gains	(0.19)	(0.05)	—

Total distributions	(0.30)	(0.31)	(0.04)

Net asset value, end of period	$16.76	$13.67	$11.51

TOTAL RETURN	25.04%	21.68%	25.44%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$1,247	$789	$116
Ratio of expenses to average net assets before expense reimbursement	0.50%	0.50%	0.65%
Ratio of expenses to average net assets after expense reimbursement	0.50%	0.50%	0.47%
Ratio of net investment income to average net assets after expense waiver and reimbursement	1.78%	2.02%	1.94%
Portfolio turnover rate	32%	7%	9%

(a)	The percentages shown for this period are not annualized.

(b)	Based on average shares outstanding.

220	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

continued

	International Equity Index Fund

	Retirement Class	Institutional Class

	For the Period				For the Period
	September 4, 2002				September 4, 2002
	(commencement	For the Years Ended			(commencement
	of operations)	September 30,			of operations)
	to September 30,				to September 30,
	2002 (a)	2005	2004	2003	2002 (a)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00	$13.70	$11.54	$9.21	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.02	0.41	0.31	0.25	0.02
Net realized and unrealized gain (loss) on total investments	(0.81)	3.05	2.21	2.12	(0.81)

Total gain (loss) from investment operations	(0.79)	3.46	2.52	2.37	(0.79)

Less distributions from:
Net investment income	—	(0.33)	(0.31)	(0.04)	—
Net realized gains	—	(0.19)	(0.05)	—	—

Total distributions	—	(0.52)	(0.36)	(0.04)	—

Net asset value, end of period	$9.21	$16.64	$13.70	$11.54	$9.21

TOTAL RETURN	(7.90)%	25.63%	22.06%	25.87%	(7.90)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$92	$237,853	$75,568	$64,563	$45,943
Ratio of expenses to average net assets before expense reimbursement	0.03%	0.16%	0.15%	0.33%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.03%	0.16%	0.15%	0.15%	0.01%
Ratio of net investment income to average net assets after expense waiver and reimbursement	0.22%	2.67%	2.34%	2.51%	0.24%
Portfolio turnover rate	0%	32%	7%	9%	0%

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	221

Financial highlights	TIAA-CREF Institutional Mutual Funds

	Real Estate Securities Fund

	Retirement Class

				For the Period
				September 4, 2002
	For the Years Ended			(commencement
	September 30,			of operations)
				to September 30,
	2005	2004	2003	2002 (a)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$13.62	$12.40	$9.72	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.48	0.50	0.57	0.05
Net realized and unrealized gain (loss) on total investments	2.53	2.49	2.39	(0.31)

Total gain (loss) from investment operations	3.01	2.99	2.96	(0.26)

Less distributions from:
Net investment income	(0.51)	(0.43)	(0.27)	(0.02)
Net realized gains	(1.46)	(1.34)	(0.01)	—

Total distributions	(1.97)	(1.77)	(0.28)	(0.02)

Net asset value, end of period	$14.66	$13.62	$12.40	$9.72

TOTAL RETURN	22.86%	25.81%	30.92%	(2.58)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$150,382	$69,980	$14,207	$97
Ratio of expenses to average net assets
before expense reimbursement	0.48%	0.50%	0.51%	0.03%
Ratio of expenses to average net assets
after expense reimbursement	0.48%	0.47%	0.48%	0.03%
Ratio of net investment income to average net assets
after expense waiver and reimbursement	3.36%	3.88%	4.81%	0.51%
Portfolio turnover rate	244%	349%	317%	15%

(a)	The percentages shown for this period are not annualized.

(b)	Based on average shares outstanding.

222	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

continued

	Real Estate Securities Fund

	Institutional Class				Retail Class

				For the Period				For the Period
				September 4, 2002				September 4, 2002
	For the Years Ended			(commencement	For the Years Ended			(commencement
	September 30,			of operations)	September 30,			of operations)
				to September 30,				to September 30,
	2005	2004	2003	2002 (a)	2005	2004	2003	2002 (a)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$13.50	$12.32	$9.72	$10.00	$13.37	$12.22	$9.72	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.52	0.53	0.59	0.05	0.47	0.49	0.52	0.05
Net realized and unrealized gain (loss) on total investments	2.47	2.48	2.37	(0.31)	2.48	2.45	2.39	(0.31)

Total gain (loss) from investment operations	2.99	3.01	2.96	(0.26)	2.95	2.94	2.91	(0.26)

Less distributions from:
Net investment income	(0.57)	(0.49)	(0.35)	(0.02)	(0.51)	(0.45)	(0.40)	(0.02)
Net realized gains	(1.46)	(1.34)	(0.01)	—	(1.46)	(1.34)	(0.01)	—

Total distributions	(2.03)	(1.83)	(0.36)	(0.02)	(1.97)	(1.79)	(0.41)	(0.02)

Net asset value, end of period	$14.46	$13.50	$12.32	$9.72	$14.35	$13.37	$12.22	$9.72

TOTAL RETURN	22.87%	26.30%	30.94%	(2.56)%	22.89%	25.84%	30.66%	(2.59)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$240,806	$156,193	$99,389	$97	$160,218	$107,695	$52,603	$19,246
Ratio of expenses to average net assets before expense reimbursement	0.17%	0.16%	0.18%	0.01%	0.46%	0.50%	0.47%	0.03%
Ratio of expenses to average net assets after expense reimbursement	0.17%	0.15%	0.15%	0.01%	0.46%	0.45%	0.45%	0.03%
Ratio of net investment income to average net assets after expense waiver and reimbursement	3.66%	4.12%	5.27%	0.53%	3.37%	3.87%	4.80%	0.50%
Portfolio turnover rate	244%	349%	317%	15%	244%	349%	317%	15%

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	223

Financial highlights	TIAA-CREF Institutional Mutual Funds

	Social Choice Equity Fund

	Retirement Class

	For the Years Ended September 30,

	2005	2004	2003(d)

SELECTED PER SHARE DATA
Net asset value, beginning of year	$9.08	$8.01	$6.41

Gain (loss) from investment operations:
Net investment income	0.14 (a)	0.10 (a)	0.09 (a)
Net realized and unrealized gain (loss) on total investments	1.17	1.00	1.54

Total gain (loss) from investment operations	1.31	1.10	1.63

Less distributions from:
Net investment income	(0.12)	(0.03)	(0.03)
Net realized gains	(0.04)	—	—

Total distributions	(0.16)	(0.03)	(0.03)

Net asset value, end of year	$10.23	$9.08	$8.01

TOTAL RETURN	14.41%	13.78%	25.42%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$50,855	$28,870	$8,936
Ratio of expenses to average net assets before expense waiver and reimbursement	0.44%	0.52%	0.48%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.44%	0.44%	0.43%
Ratio of net investment income to average net assets after expense waiver and reimbursement	1.46%	1.15%	1.16%
Portfolio turnover rate	17%	7%	28%

(a)	Based on average shares outstanding.

(d)	The Retirement Class commenced operations on October 1, 2002.

224	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

concluded

	Social Choice Equity Fund

	Institutional Class

	For the Years Ended September 30,

	2005	2004	2003	2002	2001

SELECTED PER SHARE DATA
Net asset value, beginning of year	$8.96	$7.96	$6.41	$8.03	$11.16

Gain (loss) from investment operations:
Net investment income	0.18 (a)	0.14 (a)	0.12 (a)	0.11 (a)	0.10
Net realized and unrealized gain (loss) on total investments	1.16	0.99	1.52	(1.64)	(2.94)

Total gain (loss) from investment operations	1.34	1.13	1.64	(1.53)	(2.84)

Less distributions from:
Net investment income	(0.13)	(0.13)	(0.09)	(0.09)	(0.11)
Net realized gains	(0.04)	—	—	—	(0.18)

Total distributions	(0.17)	(0.13)	(0.09)	(0.09)	(0.29)

Net asset value, end of year	$10.13	$8.96	$7.96	$6.41	$8.03

TOTAL RETURN	15.03%	14.23%	25.89%	(19.34)%	(25.99)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$114,491	$82,778	$50,790	$36,180	$26,460
Ratio of expenses to average net assets before expense waiver and reimbursement	0.10%	0.10%	0.13%	0.81%	0.97%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.10%	0.08%	0.08%	0.18%	0.18%
Ratio of net investment income to average net assets after expense waiver and reimbursement	1.87%	1.54%	1.65%	1.34%	1.12%
Portfolio turnover rate	17%	7%	28%	22%	5%

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	225

Notes to financial statements

Note 1—significant accounting policies

TIAA-CREF Institutional Mutual Funds (the “Funds” or individually, the “Fund”) is a Delaware statutory trust that was organized on April 15, 1999 and is registered with the Securities and Exchange Commission (“Commission”) under the Investment Company Act of 1940 as an open-end investment company. The Funds currently consist of thirty series. These financial statements consist of eighteen of the twenty-three funds comprising TIAA-CREF Institutional Mutual Funds: the Growth & Income, International Equity, Large-Cap Value, Mid-Cap Growth, Mid-Cap Value, Small-Cap Equity, Large-Cap Growth Index, Large-Cap Value Index, S&P 500 Index, Mid-Cap Growth Index, Mid-Cap Value Index, Mid-Cap Blend Index, Small-Cap Growth Index, Small-Cap Value Index, Small-Cap Blend Index, International Equity Index, Real Estate Securities, and Social Choice Equity Funds (collectively, the “Funds”). The Growth & Income, International Equity and Social Choice Equity Funds commenced operations on June 14, 1999 with a seed money investment by Teachers Insurance and Annuity Association of America (“TIAA”). The remaining fifteen funds commenced operations on September 4, 2002 with a seed money investment by TIAA. In addition, the Growth & Income, International Equity, and Social Choice Equity Funds opened a Retirement Class on October 1, 2002 with a $100,000 seed money investment in each class by TIAA. At September 30, 2005, TIAA had remaining seed money investment in the Funds as follows:

	Value of TIAA’s seed money investment at September 30, 2005

Fund	Retirement Class	Institutional Class	Retail Class	Total

Large-Cap Growth Index	$138,243	$776,868	$—	$915,111
Large-Cap Value Index	159,545	—	—	159,545
Mid-Cap Growth Index	179,563	27,295,014	—	27,474,577
Mid-Cap Value Index	186,754	42,516,265	—	42,703,019
Mid-Cap Blend Index	185,106	14,823,583	—	15,008,689
Small-Cap Growth Index	180,849	73,671,806	—	73,852,655
Small-Cap Value Index	179,092	65,368,841	—	65,547,933
Small-Cap Blend Index	175,523	17,924,327	—	18,099,850
International Equity Index	175,770	10,362,476	—	10,538,246
Real Estate Securities	193,532	194,238	15,505,722	15,893,492

The Funds offer their shares, without a sales load, through their principal underwriter, Teachers Personal Investors Services, Inc. (“TPIS”), which is a wholly-owned subsidiary of TIAA. The Funds offer up to three share classes, although any one Fund may not necessarily offer all three classes. The Retirement Class shares are offered exclusively through accounts established by employers, or the trustees of plans sponsored by employers, with TIAA-CREF Individual and Institutional Services, LLC (“Services”), a broker-dealer affiliate of TIAA, in connection with certain employee benefit plans. The Institutional Class shares are offered to certain intermediaries affiliated with TIAA, such as TIAA-CREF Trust Company, Federal Savings Bank, or other persons, such as state-sponsored tuition

226	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Notes to financial statements	continued

saving plans, who have entered into a contract with an affiliate of TIAA. The Retail Class shares are offered directly to the investing public. TPIS is registered with the Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Teachers Advisors Inc. (“Advisors”), a wholly-owned subsidiary of TIAA, which is registered with the Commission as an investment adviser, provides investment management services for the Funds.

The accompanying financial statements were prepared in accordance with U.S. generally accepted accounting principles which may require the use of estimates made by management. Actual results may differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Funds.

Valuation of investments: Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. Net asset value of Underlying Funds is calculated as of the close of business of the New York Stock Exchange (generally 4:00 pm Eastern Time). The market value of the Underlying Funds is based on their net asset values as of the close of business on the valuation date. Debt securities will generally be valued using prices provided by a pricing service which may employ various indications of value including but not limited to broker-dealer quotations. Certain debt securities, other than money market instruments, are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). Money market instruments with maturities of one year or less, are valued in the same manner as debt securities or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other. Investments in other registered investment companies are valued at their net asset value. Foreign investments are valued at the closing values of such securities as of the date of valuation under the generally accepted valuation method in the country where traded, converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. Stock and bond index futures and options, which are traded on commodities exchanges, are valued at the last sales price as of the close of such commodities exchanges.

Portfolio securities for which market quotations are not readily available are valued at fair value, as determined in good faith under the direction of the Board of Trustees. Portfolio securities may also be valued at fair value as determined in good faith under the direction of the Board of Trustees if events materially affecting their value occur between the time their price is determined and the time a Fund’s net asset value is calculated. The fair value of securities may be determined with the assistance of a pricing service, which attempts to calculate a fair value for securities based on numerous factors including correlations of a security’s price with securities indices and other appropriate indicators, such as ADR’s and futures contracts. Other factors may also be considered in determining fair value, such as fundamental analytical data, market and trading trends, and public trading of similar securities of the issuer or comparable issuers.

2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	227

Notes to financial statements	continued

Trading in securities on most foreign exchanges and over the counter markets is normally completed before the close of the domestic stock market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net assets are calculated, such securities may be valued at fair value in accordance with procedures adopted by the Board of Trustees. TIAA-CREF has retained an independent fair value pricing service to assist in the fair valuation process for Funds that primarily invest in international securities.

Accounting for investments: Securities transactions and investments in Underlying Funds are accounted for as of the trade date. Interest income is recorded as earned and includes amortization of discounts and premiums. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, as soon thereafter as the Funds are informed of the ex-dividend date. Realized gains and losses on securities transactions are based upon the specific identification method for both financial statement and federal income tax purposes.

Accounting for Real Estate Investments Trusts: The Funds may own shares of Real Estate Investment Trusts (“REITS”). The Real Estate Securities Fund invests a substantial portion of its assets in such REITS; therefore it may be more affected by economic developments in the real estate industry than would a general equity fund.

REITS report information on the source of their distributions once per year, in January. Such distributions may include one or more of the following components: ordinary income, long-term capital gains or a return of capital. Because the components of such distributions are not reported by the REITS until well after the Funds’ fiscal year-end, an assumption is made during the fiscal year to classify all such distributions temporarily as ordinary income. Once the actual components are determined, an adjustment is made to properly reclassify the distributions into their correct categories. For such distributions which represent a return of capital, a reduction is recorded to the cost basis of the individual REITS. Effective for the current fiscal year, the funds have estimated what the components of these REITS distributions are, and have reflected these amounts accordingly in the financial statements.

Dollar roll transactions: The Funds may enter into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund’s policy is to record the component of dollar rolls using “to be announced’’ mortgage-backed securities as purchase and sale transactions. Any difference between the purchase and sale price is recorded as a realized gain or loss on the trade date of the sale transaction. At the time a Fund enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its dollar roll commitments. In addition, the Funds may receive compensation that is recorded as deferred income and amortized to income over the roll period. The counterparty

228	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Notes to financial statements	continued

receives all principal and interest payments, including prepayments, made in respect of a security subject to such a contract while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The Funds engage in dollar rolls for the purpose of enhancing their yields, principally by earning a negotiated fee.

Foreign currency transactions and translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of securities, income receipts and expense payments made in foreign currencies are translated into U.S. dollars at the exchange rates prevailing on the respective dates of the transactions. The effects of changes in foreign currency exchange rates on portfolio investments are included in the net realized and unrealized gains and losses on investments. Net realized gains and losses on foreign currency transactions include maturities of forward foreign currency contracts, disposition of foreign currencies, and currency gains and losses between the accrual and receipt dates of portfolio investment income and between the trade and settlement dates of portfolio investment transactions.

Forward foreign currency contracts: The Funds may use forward foreign currency contracts to facilitate transactions in securities denominated in foreign currencies. Such contracts are entered into directly with a counterparty and are “marked-to-market” at the end of each day’s trading. The Funds are also exposed to credit risk associated with counterparty nonperformance on these forward foreign currency contracts which is typically limited to the unrealized gain on each open contract.

Forward foreign currency contracts will be used primarily to protect the Funds from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of assets and liabilities. In addition, the Funds could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of assets and liabilities.

Futures contracts: The Funds may use futures contracts to manage exposure to the equity markets or for cash management purposes to remain highly invested in the equity markets while minimizing transaction costs. Buying futures contracts tends to increase exposure to the underlying instrument/index, while selling futures

2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	229

Notes to financial statements	continued

contracts tends to decrease exposure to the underlying instrument/index or hedge other investments. Initial margin deposits are made upon entering into a futures contract and variation margin payments are made or received reflecting changes in the value of the futures contracts. Futures contracts are valued at the last sales price as of the close of the board of trade or exchange on which they are traded. Daily changes in the value of such contracts are reflected in net unrealized gains and losses. Gains or losses are realized upon the expiration or closing of the futures contracts, or if the counterparties do not perform in accordance with contractual provisions.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Securities purchased on a when-issued or delayed delivery-basis: The Funds may purchase securities on a when-issued or delayed delivery-basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. Credit risks exist on these commitments to the extent of any unrealized gains on the underlying securities purchased and any unrealized losses on the underlying securities sold. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. In addition to the normal credit and market risks, transactions with delayed settlement dates may expose the Funds to greater risk that such transactions may not be consummated.

Restricted securities: Restricted securities held by the Funds, if any, may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in securities which are widely held and publicly traded.

Distributions to shareholders: Distributions from net investment income, if any, are declared and paid annually for each of the Funds, except for the Growth & Income and Real Estate Securities Funds where distributions are declared and paid quarterly. Distributions from realized gains, if any, are declared and paid annually for each of the Funds. Accumulated undistributed net investment income and accumulated undistributed net realized gain (loss) on total investments may include temporary and permanent book and tax differences. Temporary differences will reverse in subsequent periods and are generally due to differing book and tax treatments for the timing and recognition of gains and losses on securities, forwards, and futures, including Post October losses. Permanent differences will result in reclassifications among the respective components of net assets and are

230	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Notes to financial statements	continued

generally due to REIT adjustments, foreign currency transactions, distribution reclass, and gains on certain equity securities designated and issued by “passive foreign investment companies”.

Income taxes: The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code (“Code”) and will not be subject to income taxes to the extent that they distribute substantially all taxable income each year and comply with various other Code requirements.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to a Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended September 30, 2005, permanent book and tax differences resulting primarily from differing treatments for foreign currency transactions, dividend reclassifications, gains and losses on redemptions in-kind and gains and losses from the sale of stock in passive foreign investment companies were identified and reclassified among the components of the Funds’ net assets. Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by these reclassifications.

Foreign Taxes: The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.

Allocation of income and expenses: Expenses directly attributable to a Fund are charged to that Fund. Expenses directly attributable to a particular class are charged directly to that class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based on the proportion of net assets of each class calculated each day.

Indemnification: In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Also, under the Funds’ Trust organizational documents, the Trustees and Officers of the TIAA-CREF Institutional Mutual Funds are indemnified against certain liabilities that may arise out of their duties to the TIAA-CREF Institutional Mutual Funds. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be minimal.

2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	231

Notes to financial statements	continued

Note 2—management agreement

Under the terms of an Investment Management Agreement, each Fund pays Advisors a monthly fee for the management of the Fund’s net assets, based on the average daily net assets of each Fund. Under the terms of a Service Agreement, each Fund Class pays Advisors a monthly fee based on the average daily net assets of each Fund Class for providing transfer agency, accounting and administration services. Various other expenses (including custody, audit, regulatory and trustee fees) are borne directly by the Funds/Classes. Advisors has voluntarily agreed to partially reimburse the Funds for the various other expenses. The total reimbursement to the Funds for the year ended September 30, 2005 was $23,000. Advisors will receive the following annual percentages of each Fund’s / Classes’ average daily net assets for investment management and service agreement fees:

	Investment
	Management Fee	Service Agreement Fee

	All	Retirement	Institutional	Retail
Fund	Classes	Class	Class	Class

Growth & Income	0.08%	0.34%	0.04%	—
International Equity	0.09%	0.34%	0.03%	—
Large-Cap Value	0.08%	0.34%	0.04%	0.33%
Mid-Cap Growth	0.08%	0.34%	0.04%	0.33%
Mid-Cap Value	0.08%	0.34%	0.04%	0.33%
Small-Cap Equity	0.08%	0.34%	0.04%	0.19%
Large-Cap Growth Index	0.04%	0.34%	0.02%	—
Large-Cap Value Index	0.04%	0.34%	0.02%	—
S&P 500 Index	0.04%	0.34%	0.02%	—
Mid-Cap Growth Index	0.04%	0.34%	0.02%	—
Mid-Cap Value Index	0.04%	0.34%	0.02%	—
Mid-Cap Blend Index	0.04%	0.34%	0.02%	—
Small-Cap Growth Index	0.04%	0.34%	0.02%	—
Small-Cap Value Index	0.04%	0.34%	0.02%	—
Small-Cap Blend Index	0.04%	0.34%	0.02%	—
International Equity Index	0.04%	0.34%	0.03%	—
Real Estate Securities	0.09%	0.34%	0.04%	0.33%
Social Choice Equity	0.04%	0.34%	0.02%	—

232	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Notes to financial statements	continued

To limit the Funds’/Classes’ expenses, Advisors has agreed to reimburse the Funds if other expenses, as described above, exceed the percentages listed below.

	Retirement	Institutional	Retail
Fund	Class	Class	Class

Growth & Income	0.44%	0.14%	—
International Equity	0.55%	0.20%	—
Large-Cap Value	0.48%	0.14%	0.44%
Mid-Cap Growth	0.48%	0.15%	0.44%
Mid-Cap Value	0.48%	0.15%	0.44%
Small-Cap Equity	0.48%	0.15%	0.30%
Large-Cap Growth Index	0.42%	0.08%	—
Large-Cap Value Index	0.44%	0.08%	—
S&P 500 Index	0.44%	0.08%	—
Mid-Cap Growth Index	0.44%	0.08%	—
Mid-Cap Value Index	0.44%	0.08%	—
Mid-Cap Blend Index	0.44%	0.08%	—
Small-Cap Growth Index	0.44%	0.08%	—
Small-Cap Value Index	0.44%	0.08%	—
Small-Cap Blend Index	0.44%	0.08%	—
International Equity Index	0.50%	0.15%	—
Real Estate Securities	0.47%	0.16%	0.45%
Social Choice Equity	0.44%	0.10%	—

Total investment management fees incurred and expense reimbursements for each Fund for the year ended September 30, 2005 are reflected in the Statements of operations.

2005 Annual Report	233
Retirement Class • TIAA-CREF Institutional Mutual Funds

Notes to financial statements	continued

Note 3—investments

At September 30, 2005, net unrealized appreciation (depreciation) of portfolio investments, consisting of gross unrealized appreciation and gross unrealized depreciation, was as follows:

	Gross Unrealized	Gross Unrealized	Net Unrealized
Fund	Appreciation	Depreciation	Appreciation

Growth & Income	$18,333,984	$(3,854,027)	$14,479,957
International Equity	139,237,711	(4,272,976)	134,964,735
Large-Cap Value	49,923,619	(16,567,292)	33,356,327
Mid-Cap Growth	33,651,329	(2,994,955)	30,656,374
Mid-Cap Value	46,516,826	(9,571,654)	36,945,172
Small-Cap Equity	34,520,055	(12,110,245)	22,409,810
Large-Cap Growth Index	39,702,773	(13,882,175)	25,820,598
Large-Cap Value Index	55,495,291	(8,812,706)	46,682,585
S&P 500 Index	67,867,985	(14,013,634)	53,854,351
Mid-Cap Growth Index	8,289,683	(479,657)	7,810,026
Mid-Cap Value Index	11,401,741	(593,187)	10,808,554
Mid-Cap Blend Index	20,406,905	(912,678)	19,494,227
Small-Cap Growth Index	20,577,816	(3,089,197)	17,488,619
Small-Cap Value Index	14,842,318	(2,931,383)	11,910,935
Small-Cap Blend Index	39,320,107	(6,394,613)	32,925,494
International Equity Index	46,739,185	(1,104,254)	45,634,931
Real Estate Securities	41,469,279	(21,542,726)	19,926,553
Social Choice Equity	26,117,993	(6,699,463)	19,418,530

At September 30, 2005, the S&P 500 Index Fund held the following open futures contracts:

	Number of			Unrealized
	Contracts	Market Value	Expiration Date	Gain

E-mini S&P 500 Index	39	$2,406,885	December 2005	$16,967

234	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Notes to financial statements	continued

Purchases and sales of securities, other than short-term money market instruments, for the Funds for the year ended September 30, 2005, were as follows:

	Non-Government	Government	Non-Government	Government
Fund	Purchases	Purchases	Sales	Sales

Growth & Income	$945,358,103	$—	$1,451,710,562	$—
International Equity	1,228,562,031	—	1,101,025,580	—
Large-Cap Value	742,593,573	—	472,363,189	—
Mid-Cap Growth	243,641,493	—	191,006,338	—
Mid-Cap Value	485,674,939	—	292,835,923	—
Small-Cap Equity	917,257,575	—	821,646,338	—
Large-Cap Growth Index	587,333,313	—	177,544,356	—
Large-Cap Value Index	453,548,389	—	195,415,518	—
S&P 500 Index	525,977,331	—	162,202,505	—
Mid-Cap Growth Index	11,349,093	—	11,271,844	—
Mid-Cap Value Index	19,836,194	—	18,258,260	—
Mid-Cap Blend Index	32,256,147	—	23,972,497	—
Small-Cap Growth Index	50,351,337	—	50,337,814	—
Small-Cap Value Index	41,539,475	—	41,327,312	—
Small-Cap Blend Index	96,898,931	—	90,973,026	—
International Equity Index	178,237,746	—	44,862,610	—
Real Estate Securities	1,275,430,679	—	1,124,002,686	—
Social Choice Equity	61,352,192	—	23,404,734	—

Note 4—trustee fees

Each Fund pays the Trustees who are not also officers or affiliated persons of the Funds, certain remuneration for their services, plus travel and other expenses incurred in attending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their services as Trustees of the Funds. Trustees fees incurred for each Fund for the year ended September 30, 2005 are reflected in the Statements of operations.

2005 Annual Report	235
Retirement Class • TIAA-CREF Institutional Mutual Funds

Notes to financial statements	continued

Note 5—shareholder transactions

	Growth & Income Fund

	For the Years Ended September 30,

	2005		2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$22,734,164	2,598,079	$28,381,591	3,475,963
Reinvestment of distributions	660,128	74,722	258,069	31,374
Redemptions	(5,470,959)	(626,083)	(1,609,115)	(196,803)

Net increase	$17,923,333	2,046,718	$27,030,545	3,310,534

Institutional Class:
Subscriptions	$93,344,328	10,859,994	$220,573,422	27,168,987
Reinvestment of distributions	7,110,503	811,965	7,852,376	958,729
Exchanges	—	—	(77,499)	(9,481)
Redemptions	(636,186,203)	(73,122,791)	(161,390,654)	(19,689,627)

Net increase (decrease)	$(535,731,372)	(61,450,832)	$66,957,645	8,428,608

236	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Notes to financial statements	continued

	International Equity Fund

	For the Years Ended September 30,

	2005		2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$296,937,957	26,038,903	$108,024,691	10,632,008
Reinvestment of distributions	6,914,417	618,463	37,317	3,721
Redemptions	(174,286,674)	(15,360,612)	(44,281,225)	(4,394,421)

Net increase	$129,565,700	11,296,754	$63,780,783	6,241,308

Institutional Class:
Subscriptions	$136,433,565	12,424,470	$168,837,193	16,812,059
Reinvestment of distributions	31,946,874	2,928,208	5,524,078	563,107
Exchanges	—	—	(70,883)	(6,903)
Redemptions	(132,427,540)	(11,862,378)	(93,566,039)	(9,168,654)

Net increase	$35,952,899	3,490,300	$80,724,349	8,199,609

	Large-Cap Value Fund

	For the Years Ended September 30,

	2005		2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$103,818,818	7,354,612	$68,330,772	5,240,334
Reinvestment of distributions	7,925,237	560,087	1,106,174	87,514
Redemptions	(28,844,323)	(2,062,116)	(13,452,140)	(1,019,498)

Net increase	$82,899,732	5,852,583	$55,984,806	4,308,350

Institutional Class:
Subscriptions	$191,686,040	13,607,505	$15,538,789	1,205,912
Reinvestment of distributions	466,404	33,102	102,938	8,169
Redemptions	(13,519,934)	(945,607)	(2,053,631)	(159,014)

Net increase	$178,632,510	12,695,000	$13,588,096	1,055,067

Retail Class:
Subscriptions	$27,988,725	2,017,928	$17,697,831	1,384,632
Reinvestment of distributions	12,711,732	915,641	5,581,846	447,090
Exchanges	(65,133)	11,747	17,068,267	1,298,327
Redemptions	(17,373,970)	(1,245,818)	(2,447,926)	(186,815)

Net increase	$23,261,354	1,699,498	$37,900,018	2,943,234

2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	237

Notes to financial statements	continued

	Mid-Cap Growth Fund

	For the Years Ended September 30,

	2005		2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$59,233,206	3,736,241	$68,219,765	4,699,551
Reinvestment of distributions	3,722,900	238,189	1,648,689	116,350
Redemptions	(21,683,798)	(1,400,685)	(21,682,610)	(1,540,986)

Net increase	$41,272,308	2,573,745	$48,185,844	3,274,915

Institutional Class:
Subscriptions	$15,431,427	1,005,426	$2,203,613	153,729
Reinvestment of distributions	79,187	5,041	27,672	1,949
Redemptions	(718,412)	(44,915)	(619,865)	(42,965)

Net increase	$14,792,202	965,552	$1,611,420	112,713

Retail Class:
Subscriptions	$11,738,966	746,155	$25,836,844	1,792,547
Reinvestment of distributions	2,150,315	137,354	1,221,595	86,257
Exchanges	(1,802,230)	(131,632)	3,359,516	219,016
Redemptions	(7,175,377)	(460,075)	(5,501,760)	(385,710)

Net increase	$4,911,674	291,802	$24,916,195	1,712,110

	Mid-Cap Value Fund

	For the Years Ended September 30,

	2005		2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$182,145,839	11,155,103	$84,790,753	6,129,080
Reinvestment of distributions	6,496,574	404,771	1,210,066	90,506
Redemptions	(45,378,248)	(2,773,916)	(15,524,190)	(1,114,591)

Net increase	$143,264,165	8,785,958	$70,476,629	5,104,995

Institutional Class:
Subscriptions	$16,133,113	1,021,024	$3,895,131	283,019
Reinvestment of distributions	144,605	9,004	76,386	5,705
Redemptions	(1,880,221)	(114,607)	(910,938)	(65,191)

Net increase	$14,397,497	915,421	$3,060,579	223,533

Retail Class:
Subscriptions	$26,815,357	1,660,612	$17,732,643	1,297,543
Reinvestment of distributions	2,506,619	157,928	780,846	58,936
Exchanges	21,876,420	1,352,186	13,250,783	965,460
Redemptions	(8,433,887)	(517,793)	(3,601,360)	(260,782)

Net increase	$42,764,509	2,652,933	$28,162,912	2,061,157

238	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Notes to financial statements	continued

	Small-Cap Equity Fund

	For the Years Ended September 30,

	2005		2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$92,631,208	6,139,144	$121,058,196	8,589,669
Reinvestment of distributions	7,697,878	497,600	3,788,891	277,371
Redemptions	(59,389,422)	(3,989,673)	(40,007,801)	(2,966,741)

Net increase	$40,939,664	2,647,071	$84,839,286	5,900,299

Institutional Class:
Subscriptions	$68,311,360	4,602,201	$28,588,554	2,055,677
Reinvestment of distributions	1,789,247	114,990	1,168,635	85,239
Redemptions	(8,156,759)	(532,333)	(6,032,530)	(435,171)

Net increase	$61,943,848	4,184,858	$23,724,659	1,705,745

Retail Class:
Subscriptions	$12,337,091	825,853	$22,421,679	1,608,422
Reinvestment of distributions	3,493,722	226,920	2,869,958	211,013
Exchanges	(3,808,935)	(260,863)	9,837,058	676,736
Redemptions	(9,084,765)	(606,149)	(4,808,606)	(346,917)

Net increase	$2,937,113	185,761	$30,320,089	2,149,254

	Large-Cap Growth Index Fund

	For the Years Ended September 30,

	2005		2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$7,621,775	685,062	$19,143,418	1,794,112
Reinvestment of distributions	444,980	39,484	33,376	3,070
Redemptions	(5,705,775)	(514,075)	(780,082)	(71,150)

Net increase	$2,360,980	210,471	$18,396,712	1,726,032

Institutional Class:
Seed money redemptions	$(4,881,000)	(448,092)	$(25,437,000)	(2,314,112)
Subscriptions	465,928,373	43,206,306	27,693,155	2,519,403
Reinvestment of distributions	753,429	67,815	5,145,089	478,168
Exchanges	—	—	24,311	2,274
Redemptions	(55,413,800)	(5,214,628)	(2,736,597)	(250,524)

Net increase	$406,387,002	37,611,401	$4,688,958	435,209

2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	239

Notes to financial statements	continued

	Large-Cap Value Index Fund

	For the Years Ended September 30,

	2005		2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$611,689	43,621	$20,330	1,626
Reinvestment of distributions	12,807	929	7,756	625
Redemptions	(87,388)	(6,283)	(14,038)	(1,135)

Net increase	$537,108	38,267	$14,048	1,116

Institutional Class:
Seed money redemptions	$—	—	$(20,743,148)	(1,676,341)
Subscriptions	327,406,904	24,010,889	76,547,326	6,065,149
Reinvestment of distributions	6,668,431	485,327	4,531,554	366,927
Exchanges	—	—	4,049	324
Redemptions	(75,556,554)	(5,516,597)	(21,321,969)	(1,671,018)

Net increase	$258,518,781	18,979,619	$39,017,812	3,085,041

240	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Notes to financial statements	continued

	S&P 500 Index Fund

	For the Years Ended September 30,

	2005		2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$118,343,960	8,679,127	$52,420,025	4,094,161
Reinvestment of distributions	1,834,726	133,241	100,603	7,878
Redemptions	(82,543,539)	(6,059,986)	(12,628,716)	(980,532)

Net increase	$37,635,147	2,752,382	$39,891,912	3,121,507

Institutional Class:
Seed money redemptions	$—	—	$(29,559,528)	(2,352,318)
Subscriptions	358,639,136	26,700,377	139,310,526	10,908,280
Reinvestment of distributions	4,499,272	327,935	963,580	75,813
Exchanges	—	—	66,317	5,201
Redemptions	(34,966,701)	(2,570,614)	(31,221,387)	(2,398,074)

Net increase	$328,171,707	24,457,698	$79,559,508	6,238,902

	Mid-Cap Growth Index Fund

	For the Years Ended September 30,

	2005		2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$23,264	1,688	$63,339	4,734
Reinvestment of distributions	36,767	2,781	42,267	3,325
Redemptions	(1,477)	(116)	(62,524)	(4,770)

Net increase	$58,554	4,353	$43,082	3,289

Institutional Class:
Seed money redemptions	$(339,000)	(24,689)	$(1,036,000)	(76,608)
Subscriptions	907,500	65,311	758,554	56,618
Reinvestment of distributions	2,371,673	179,129	2,855,448	224,837
Redemptions	(386,027)	(29,005)	(49,390)	(3,683)

Net increase	$2,554,146	190,746	$2,528,612	201,164

2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	241

Notes to financial statements	continued

	Mid-Cap Value Index Fund

	For the Years Ended September 30,

	2005		2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$38,173	2,434	$(98,292)	(9,129)
Reinvestment of distributions	18,676	1,257	5,967	456
Redemptions	(4,332)	(276)	(45,274)	(3,381)

Net increase (decrease)	$52,517	3,415	$(137,599)	(12,054)

Institutional Class:
Seed money redemptions	$(571,000)	(37,750)	$(1,315,000)	(100,110)
Subscriptions	2,186,700	138,579	1,206,302	91,522
Reinvestment of distributions	2,974,868	200,328	1,298,757	99,445
Redemptions	(584,057)	(37,232)	(120,662)	(8,049)

Net increase	$4,006,511	263,925	$1,069,397	82,808

	Mid-Cap Blend Index Fund

	For the Years Ended September 30,

	2005		2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$5,807,644	376,944	$318,447	23,241
Reinvestment of distributions	50,992	3,320	13,405	985
Redemptions	(701,703)	(44,420)	(77,609)	(5,540)

Net increase	$5,156,933	335,844	$254,243	18,686

Institutional Class:
Seed money redemptions	$(2,371,000)	(156,279)	$(14,273,000)	(1,032,462)
Subscriptions	13,929,938	891,425	19,795,536	1,435,893
Reinvestment of distributions	845,737	55,349	893,355	65,882
Redemptions	(6,542,724)	(417,419)	(2,701,943)	(194,990)

Net increase	$5,861,951	373,076	$3,713,948	274,323

242	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Notes to financial statements	continued

	Small-Cap Growth Index Fund

	For the Years Ended September 30,

	2005		2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$13,316,812	918,606	$7,186,412	502,522
Reinvestment of distributions	42,048	2,803	11,170	789
Redemptions	(12,060,023)	(832,749)	(7,121,546)	(497,553)

Net increase	$1,298,837	88,660	$76,036	5,758

Institutional Class:
Seed money redemptions	$(50,000)	(3,294)	$(2,289,000)	(161,180)
Subscriptions	325,850	23,437	416,910	28,879
Reinvestment of distributions	8,157,474	572,053	3,691,303	260,869
Redemptions	(528,119)	(38,175)	(259,642)	(17,892)

Net increase	$7,905,205	554,021	$1,559,571	110,676

	Small-Cap Value Index Fund

	For the Years Ended September 30,

	2005		2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$8,446,457	603,195	$3,374,985	250,877
Reinvestment of distributions	94,383	6,756	12,267	930
Redemptions	(6,857,454)	(493,128)	(3,309,618)	(246,032)

Net increase	$1,683,386	116,823	$77,634	5,775

Institutional Class:
Seed money redemptions	$(1,310,000)	(88,630)	$(3,356,000)	(252,152)
Subscriptions	1,921,400	132,830	2,276,098	170,420
Reinvestment of distributions	8,199,307	592,008	4,487,195	340,455
Redemptions	(2,102,495)	(152,028)	(345,323)	(21,899)

Net increase	$6,708,212	484,180	$3,061,970	236,824

2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	243

Notes to financial statements	continued

	Small-Cap Blend Index Fund

	For the Years Ended September 30,

	2005		2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$76,692	5,042	$208,436	15,012
Reinvestment of distributions	28,329	1,860	12,757	910
Redemptions	(56,495)	(3,844)	(76,643)	(5,313)

Net increase	$48,526	3,058	$144,550	10,609

Institutional Class:
Seed money redemptions	$(2,827,000)	(185,699)	$(31,950,000)	(2,286,420)
Subscriptions	51,886,266	3,530,220	55,347,872	3,917,081
Reinvestment of distributions	8,812,379	578,998	4,628,754	330,862
Redemptions	(42,896,347)	(2,973,685)	(16,461,117)	(1,134,666)

Net increase	$14,975,298	949,834	$11,565,509	826,857

	International Equity Index Fund

	For the Years Ended September 30,

	2005		2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$1,786,153	113,845	$641,541	47,432
Reinvestment of distributions	28,617	1,869	3,185	246
Redemptions	(1,518,251)	(99,004)	(518)	(39)

Net increase	$296,519	16,710	$644,208	47,639

Institutional Class:
Seed money redemptions	$(4,473,000)	(299,602)	$(55,061,000)	(4,139,136)
Subscriptions	199,802,707	13,156,062	54,740,586	4,114,417
Reinvestment of distributions	1,510,442	99,699	1,711,167	131,828
Exchanges	—	—	82,331	6,099
Redemptions	(63,644,100)	(4,173,995)	(2,577,912)	(191,953)

Net increase (decrease)	$133,196,049	8,782,164	$(1,104,828)	(78,745)

244	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Notes to financial statements	continued

	Real Estate Securities Fund

	For the Years Ended September 30,

	2005		2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$106,581,493	7,283,796	$87,592,242	6,721,257
Reinvestment of distributions	15,837,551	1,113,143	4,495,416	359,738
Redemptions	(46,701,392)	(3,277,163)	(38,490,456)	(3,090,343)

Net increase	$75,717,652	5,119,776	$53,597,202	3,990,652

Institutional Class:
Subscriptions	$89,820,222	6,566,350	$77,062,195	6,076,287
Reinvestment of distributions	19,374,974	1,376,973	12,251,013	996,688
Exchanges	—	—	3,067	260
Redemptions	(40,136,965)	(2,851,371)	(46,451,130)	(3,571,259)

Net increase	$69,058,231	5,091,952	$42,865,145	3,501,976

Retail Class:
Seed money redemptions	$—	—	$(10,000,000)	(794,912)
Subscriptions	46,901,297	3,336,614	64,825,462	5,074,740
Reinvestment of distributions	18,487,699	1,326,977	8,437,757	694,020
Exchanges	4,007,325	222,501	9,031,534	660,114
Redemptions	(24,360,694)	(1,772,878)	(23,711,783)	(1,886,188)

Net increase	$45,035,627	3,113,214	$48,582,970	3,747,774

	Social Choice Equity Fund

	For the Years Ended September 30,

	2005		2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$20,508,529	2,111,396	$21,466,222	2,385,065
Reinvestment of distributions	536,549	54,417	51,990	5,822
Redemptions	(3,631,991)	(373,743)	(2,948,785)	(328,591)

Net increase	$17,413,087	1,792,070	$18,569,427	2,062,296

Institutional Class:
Subscriptions	$39,690,462	4,172,755	$30,118,599	3,405,478
Reinvestment of distributions	1,508,826	155,069	642,990	73,150
Redemptions	(20,854,261)	(2,258,745)	(5,514,178)	(626,290)

Net increase	$20,345,027	2,069,079	$25,247,411	2,852,338

2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	245

Notes to financial statements	continued

Note 6–distributions to shareholders

The tax character of distributions paid to shareholders during the years ended September 30, 2005 and 2004 were as follows:

	2005			2004

Fund	Ordinary Income	Long-term Capital Gains	Total	Ordinary Income	Long-term Capital Gains	Total

Growth & Income	$8,511,691	$—	$8,511,691	$9,033,183	$—	$9,033,183
International Equity	45,237,174	1,257,162	46,494,336	7,331,735	—	7,331,735
Large-Cap Value	16,526,971	7,438,481	23,965,452	7,513,623	296,899	7,810,522
Mid-Cap Growth	1,592,229	4,525,334	6,117,563	2,443,048	543,630	2,986,678
Mid-Cap Value	7,120,760	2,435,007	9,555,767	2,230,692	25,397	2,256,089
Small-Cap Equity	6,299,276	7,865,098	14,164,374	7,773,988	1,151,966	8,925,954
Large-Cap Growth Index	647,747	910,812	1,558,559	2,553,295	3,514,966	6,068,261
Large-Cap Value Index	3,548,096	4,291,429	7,839,525	4,942,569	35,762	4,978,331
S&P 500 Index	3,663,971	3,715,440	7,379,411	1,356,702	—	1,356,702
Mid-Cap Growth Index	476,761	2,102,143	2,578,904	2,117,660	927,532	3,045,192
Mid-Cap Value Index	1,414,450	1,852,415	3,266,865	1,361,713	30,378	1,392,091
Mid-Cap Blend Index	1,317,503	2,125,930	3,443,433	1,680,233	26,672	1,706,905
Small-Cap Growth Index	2,368,972	6,033,400	8,402,372	3,518,377	278,568	3,796,945
Small-Cap Value Index	3,715,546	5,683,512	9,399,058	4,881,828	64,351	4,946,179
Small-Cap Blend Index	3,865,895	6,757,800	10,623,695	5,095,154	122,972	5,218,126
International Equity Index	2,009,411	884,616	2,894,027	2,009,463	15,121	2,024,584
Real Estate Securities	54,431,934	5,507,332	59,939,266	30,433,252	469,655	30,902,907
Social Choice Equity	1,917,277	443,474	2,360,751	922,721	—	922,721

246	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Notes to financial statements	continued

As of September 30, 2005, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation	Capital Loss Carryovers	Post-October Losses	Total

Growth & Income	$336,274	$20,635,747	$12,182,841	$—	$(14,417)	$33,140,445
International Equity	26,220,557	40,662,792	130,749,064	—	—	197,632,413
Large-Cap Value	13,709,316	11,742,226	31,937,491	—	(2,849)	57,386,184
Mid-Cap Growth	30,173	6,354,989	30,313,833	—	—	36,698,995
Mid-Cap Value	16,343,376	7,379,391	36,491,228	—	(3,471)	60,210,524
Small-Cap Equity	14,963,483	18,041,130	16,964,180	—	—	49,968,793
Large-Cap Growth Index	2,776,281	3,131,607	25,548,948	—	—	31,456,836
Large-Cap Value Index	8,126,119	8,144,013	46,408,519	—	—	62,678,651
S&P 500 Index	6,447,358	1,073,473	51,890,828	—	—	59,411,659
Mid-Cap Growth Index	523,023	1,708,411	7,787,580	—	—	10,019,014
Mid-Cap Value Index	1,526,762	4,889,700	10,800,921	—	—	17,217,383
Mid-Cap Blend Index	1,311,684	3,340,394	19,402,913	—	—	24,054,991
Small-Cap Growth Index	232,509	4,770,130	17,164,889	—	—	22,167,528
Small-Cap Value Index	2,157,274	6,150,207	11,570,861	—	—	19,878,342
Small-Cap Blend Index	1,654,781	14,066,841	32,555,954	—	—	48,277,576
International Equity Index	3,781,776	1,341,830	45,041,624	—	—	50,165,230
Real Estate Securities	49,421,242	7,864,339	15,928,750	—	—	73,214,331
Social Choice Equity	1,541,949	8,933	18,856,962	—	(1,255,390)	19,152,454

The difference between book basis and tax basis net investment income, net realized gains and unrealized appreciation and depreciation is attributable primarily to the tax deferral of losses on wash sales, the realization, for tax purposes, of unrealized gains on investments in passive foreign investment companies and the use of capital loss carryovers.

For the year ended September 30, 2005, the Growth & Income Fund utilized $26,395,348 of its capital loss carryovers available from prior years.

2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	247

Notes to financial statements	concluded

Note 7—line of credit

Each of the Funds participate in a $1.75 billion unsecured revolving credit facility that can be used for temporary purposes, including the funding of shareholder redemptions. Certain affiliated accounts and mutual funds, each of which is managed by Advisors, or an affiliate of Advisors, also participate in this facility. Interest associated with any borrowing under the facility is charged to the borrowing accounts and mutual funds at rates which are based on the Federal Funds Rate in effect during the time of the borrowing.

During the year ended September 30, 2005, the Growth & Income Fund borrowed under this facility. The average daily loan balance during the five day period for which the loan was outstanding amounted to $17 million and the weighted average interest rate was 2.66%. The related interest expense was $6,281. During the year ended September 30, 2005, the International Equity Fund borrowed under this facility. The average daily loan balance during the four day period for which the loan was outstanding amounted to $50 million and the weighted average interest rate was 3.22%. The related interest expense was $17,889. For the year ended September 30, 2005, there were no other borrowings under this credit facility by the Funds.

Note 8—in-kind transactions

For the year ended September 30, 2005, the Institutional Class of the following Funds had in-kind transactions consisting of marketable securities, which are included in subscriptions and redemptions in shareholder transactions in Note 5:

in-kind redemptions	Value	Realized gain

Growth & Income Fund	$261,137,826	$2,400,565
Small-Cap Blend Index Fund	3,692,951	1,425,270

in-kind subscriptions
Mid-Cap Growth Fund	$1,310,100
S&P 500 Index Fund	111,710,371
Large-Cap Value Index Fund	39,274,750
Large-Cap Growth Index Fund	135,135,027
Small-Cap Equity Fund	4,805,723
Large-Cap Value Fund	61,564,001

248	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the
TIAA-CREF Institutional Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the summary portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Growth & Income, International Equity, Large-Cap Value, Mid-Cap Growth, Mid-Cap Value, Small-Cap Equity, Large-Cap Growth Index, Large-Cap Value Index, S&P 500 Index, Mid-Cap Growth Index, Mid-Cap Value Index, Mid-Cap Blend Index, Small-Cap Growth Index, Small-Cap Value Index, Small-Cap Blend Index, International Equity Index, Real Estate Securities and Social Choice Equity Funds (constituting the TIAA-CREF Institutional Mutual Funds, hereafter referred to as the “Funds”) at September 30, 2005, the results of each of their operations, changes in net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The financial statements of the Funds as of September 30, 2004 and for the year then ended, including financial highlights for each of the periods in the four years then ended, were audited by other auditors whose report dated November 22, 2004 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
New York, New York
November 23, 2005

2005 Annual Report	249
Retirement Class • TIAA-CREF Institutional Mutual Funds

Report of management responsibility (unaudited)

To the Shareholders of TIAA-CREF Institutional Mutual Funds:

The accompanying financial statements of the TIAA-CREF Institutional Mutual Funds (the “Funds”) are the responsibility of management. They have been prepared in accordance with U.S. generally accepted accounting principles and have been presented fairly and objectively in accordance with such principles.

          The Funds have established and maintain a strong system of internal controls and disclosure controls designed to provide reasonable assurance that assets are properly safeguarded and transactions are properly executed in accordance with management’s authorization, and to carry out the ongoing responsibilities of management for reliable financial statements. In addition, the Funds’ internal audit personnel provide a continuing review of the internal controls and operations of the Funds, and the chief audit executive regularly reports to the Audit Committee of the Funds’ Board of Trustees.

          The accompanying financial statements have been audited by the independent registered public accounting firm of PricewaterhouseCoopers LLP. To maintain auditor independence and avoid any potential conflict of interest, it continues to be the Funds’ policy that any management advisory or consulting services be obtained from a firm other than the external financial audit firm. The report of the independent registered public accounting firm, which follows the notes to financial statements, expresses an independent opinion on the fairness of presentation of these financial statements.

          The Audit Committee of the Funds’ Board of Trustees, consisting entirely of trustees who are not officers of TIAA-CREF Institutional Mutual Funds, meets regularly with management, representatives of PricewaterhouseCoopers LLP and internal audit personnel to review matters relating to financial reporting, internal controls and auditing. In addition to the annual audit of the financial statements of the Funds by the independent registered public accounting firm, the Securities and Exchange Commission performs periodic examinations of the Funds’ operations.

Bertram L. Scott	Russell Noles
President	Acting Chief Financial Officer

250	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Retirement Class

2005 special meeting	TIAA-CREF Institutional Mutual Funds (unaudited)

Trustees

On August 31, 2005, at a special meeting of shareholders, the following persons were elected to serve on the Board:

Nominee	Shares for	Percent	Shares withheld	Percent

Nancy L. Jacob	688,943,235.19	98.17	12,809,241.37	1.83

Willard T. Carleton	688,916,331.03	98.17	12,836,145.53	1.83

Eugene Flood, Jr.	688,829,142.72	98.16	12,923,333.84	1.84

Howell E. Jackson	688,938,790.98	98.17	12,813,685.58	1.83

Bevis Longstreth	688,592,381.56	98.12	13,160,095.00	1.88

Bridget A. Macaskill	688,783,713.38	98.15	12,968,763.18	1.85

Maceo K. Sloan	688,567,748.75	98.12	13,184,727.81	1.88

Ahmed H. Zewail	688,535,320.34	98.12	13,217,156.22	1.88

Eugene Flood, Jr. and Howell E. Jackson were elected to office. Nancy L. Jacob, Willard T. Carleton, Bevis Longstreth, Bridget A. Macaskill, Maceo K. Sloan and Ahmed H. Zewail continued in office.

Independent registered public accounting firm

Shareholders also ratified the selection by the Board of Trustees of PricewaterhouseCoopers LLP to serve as the Funds’ independent registered public accounting firm:

	Shares for	Percent	Shares against	Percent	Shares abstain	Percent

Ratify PricewaterhouseCoopers LLP	686,960,740.23	97.89	2,307,930.96	0.33	12,483,805.38	1.78

2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	251

2005 special meeting	TIAA-CREF Institutional Mutual Funds (unaudited)

Investment management agreement

Shareholders also voted on a new investment management agreement between the Funds and Teachers Advisors, Inc.

Fund	Shares for	Percent	Shares against	Percent	Shares abstain	Percent	Broker nonvote	Percent

Growth & Income	9,185,977.32	72.07	3,375,198.48	26.48	184,446.74	1.45	0.00	0.00

International Equity	13,123,884.42	25.43	33,547,293.22	65.00	4,939,844.73	9.57	0.00	0.00

International Equity Index	8,558,697.82	93.86	306,767.59	3.36	252,960.60	2.78	0.00	0.00

Large-Cap Growth Index	32,572,098.16	88.84	3,899,778.08	10.64	189,663.47	0.52	0.00	0.00

Large-Cap Value	14,729,643.28	40.94	20,681,545.15	57.48	570,591.40	1.58	0.00	0.00

Large-Cap Value Index	21,999,348.72	84.65	3,814,086.84	14.68	174,094.34	0.67	0.00	0.00

Mid-Cap Blend Index	1,889,886.95	90.78	131,169.21	6.30	60,875.02	2.92	0.00	0.00

Mid-Cap Growth*	3,907,068.99	67.31	565,025.53	9.73	1,108,171.22	19.09	224,799.00	3.87

Mid-Cap Growth Index	1,925,043.13	99.63	7,108.24	0.37	0.00	0.00	0.00	0.00

Mid-Cap Value	7,172,001.69	75.87	981,580.80	10.38	1,206,456.24	12.76	93,546.00	0.99

Mid-Cap Value Index	2,627,265.36	99.84	4,155.00	0.16	0.00	0.00	0.00	0.00

Real Estate Securities	13,468,029.58	59.97	6,191,623.53	27.57	2,798,215.48	12.46	0.00	0.00

S&P 500 Index	21,950,115.65	75.04	6,392,361.84	21.86	907,859.41	3.10	0.00	0.00

Small-Cap Blend Index	6,238,605.35	74.95	1,964,258.61	23.60	120,437.81	1.45	0.00	0.00

Small-Cap Equity	7,328,379.70	60.43	3,052,986.64	25.17	1,746,118.42	14.40	0.00	0.00

Small-Cap Growth Index	5,213,977.70	99.89	5,023.58	0.10	724.51	0.01	0.00	0.00

Small-Cap Value Index	4,700,107.90	99.32	23,689.34	0.50	8,564.56	0.18	0.00	0.00

Social Choice Equity	3,316,126.76	38.69	5,167,186.10	60.28	88,394.65	1.03	0.00	0.00

252	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

*

The August 31, 2005 shareholder meeting for Mid-Cap Growth Fund was adjourned with respect to the consideration of the investment management agreement to solicit additional proxies. This meeting was reconvened on September 14, 2005, at which time the agreement was approved by Mid-Cap Growth Fund shareholders.

The Growth & Income, International Equity Index, Large-Cap Growth Index, Large-Cap Value Index, Mid-Cap Blend Index, Mid-Cap Growth, Mid-Cap Growth Index, Mid-Cap Value, Mid-Cap Value Index, S&P 500 Index, Small-Cap Blend Index, Small-Cap Growth Index and Small-Cap Value Index Funds ratified the investment management agreement. The International Equity, Large-Cap Value, Real Estate Securities, Small-Cap Equity and Social Choice Equity Funds did not ratify the investment management agreement.

2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	253

Management	Trustees and officers of the TIAA-CREF Institutional Mutual Funds (unaudited)

DISINTERESTED TRUSTEES

Name, address and age	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee

Nancy L. Jacob Windermere Investment Associates 121 S.W. Morrison Street Suite 925 Portland, OR 97204 Age: 62	Chairman of the Board of Trustees, Trustee	Indefinite term. Trustee since 1999.	President and Managing Principal, Windermere Investment Associates, 1997–present. Formerly, Chairman and Chief Executive Officer, CTC Consulting, Inc., 1994–1997 and Executive Vice President, U.S. Trust of the Pacific Northwest, 1993–1998.	60	Director and Chairman of the Investment Committee of the Okabena Company (financial services).

Willard T. Carleton 4911 E. Parade Ground Loop Tucson, AZ 85712-6623 Age: 71	Trustee	Indefinite term. Trustee since 2003.	Professor of Finance Emeritus, University of Arizona, College of Business and Public Administration, 2001–present. Formerly, Donald R. Diamond Professor of Finance, University of Arizona, 1999–2001, and Karl L. Eller Professor of Finance, University of Arizona, 1984–1999. Trustee of TIAA, 1984–2003.	60	None

Eugene Flood, Jr Smith Breeden Associates, Inc. Chapel Hill, North Carolina 27517 Age: 50	Trustee	Indefinite term. Trustee since 2005.	President, Chief Executive Officer (since 2000) and a Director (since 1994) of Smith Breeden Associates, Inc. (investment advisor).	N/A	None

Howell E. Jackson Harvard Law School Griswold 5 South 1525 Massachusetts Avenue Cambridge, Massachusetts 02138 Age: 51	Trustee	Indefinite term. Trustee since 2005.	James S. Reid, Jr. Professor of Law (since 2004) and Vice Dean for Administration and Budget (since 2003) and on the faculty (since 1989) of Harvard Law School.	N/A	None

254	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Name, address and age	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee

Bevis Longstreth Debevoise & Plimpton 919 Third Avenue New York, NY 10022-6225 Age: 71	Trustee	Indefinite term. Trustee since 1999.	Retired Partner, Debevoise & Plimpton. Formerly, Partner (1970–1981, 1984–1997) and Of Counsel (1998–2001) of Debevoise & Plimpton, Adjunct Professor at Columbia University School of Law, 1994–1999 and Commissioner of the U.S. Securities and Exchange Commission, 1981–1984.	60	Member of the Board of Directors of AMVESCAP, PLC and Chairman of the Finance Committee of the Rockefeller Family Fund.

Bridget A. Macaskill 160 East 81st Street New York, NY 10028 Age: 57	Trustee	Indefinite term. Trustee since 2003.	Independent Consultant for Merrill Lynch, 2003–present. Formerly, Chairman, Oppenheimer Funds, Inc., 2000–2001. Chief Executive Officer, 1995–2001; President, 1991–2000; and Chief Operating Officer, 1989–1995 of that firm.	60	Director, J Sainsbury plc (food retailer) and Prudential plc. International Advisory Board, British-American Business Council.

Maceo K. Sloan NCM Capital Management Group, Inc. 2634 Durham-Chapel Hill Boulevard Suite 206 Durham, NC 27707 Age: 56	Trustee	Indefinite term. Trustee since 1999.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc., 1991–present; Chairman and Chief Executive Officer, NCM Capital Management Group, Inc., since 1991; and Chairman, CEO and CIO, NCM Capital Advisers Inc., 2003–present.	60	Director, SCANA Corporation (energy holding company) and M&F Bancorp, Inc.

Ahmed H. Zewail California Institute Of Technology Arthur Amos Noyes Laboratory of Chemical Physics Mail Code 127-72 1200 East California Boulevard Pasadena, CA 91125 Age: 59	Trustee	Indefinite term. Trustee since 2004.	Linus Pauling Chair Professor of Chemistry and Professor of Physics, Caltech, 1996–present; and Director, NSF Laboratory for Molecular Sciences (LMS), Caltech, 1995–present.	60	None

2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	255

Management	Trustees and officers of the TIAA-CREF Institutional Mutual Funds	continued

EXECUTIVE OFFICERS

Name, address and age	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years

Herbert M. Allison, Jr. TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 62	President and Chief Executive Officer	Indefinite term. President and Chief Executive Officer since 2002.

Chairman, President and Chief Executive Officer of TIAA since 2002. President and Chief Executive Officer of CREF, TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds, TIAA-CREF Life Fund and TIAA Separate Account VA-1 (these funds are collectively referred to as the “TIAA-CREF Fund Complex”) since 2002. Formerly, President and Chief Executive Officer of Alliance for LifeLong Learning, Inc., 2000–2002. President, Chief Operating Officer and Member of the Board of Directors of Merrill Lynch & Co., Inc., 1997–1999.

Gary Chinery TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 55	Vice President and Treasurer	Indefinite term. Vice President and Treasurer since 2004.

Vice President and Treasurer of TIAA and the TIAA-CREF Fund Complex since 2004. Vice President and Treasurer of Teachers Advisors, (“Teachers Advisors”), TIAA-CREF Investment Management, LLC (“Investment Management”), TIAA-CREF Individual and Institutional Services, LLC (“Services”), Teachers Personal Investors Services, Inc. (“TPIS”), TIAA-CREF Tuition Financing, Inc. (“Tuition Financing”) and TIAA-CREF Life Insurance Company (“TIAA-CREF Life”).

Scott C. Evans TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 46	Executive Vice President and Chief Investment Officer	Indefinite term. Executive Vice President since 1999. Chief Investment Officer since 2004.

Executive Vice President since 1997 and Chief Investment Officer since 2004 of TIAA and the TIAA-CREF Fund Complex since 2003. President, Chief Executive Officer and Manager of Investment Management. President, Chief Executive Officer and Director of Teachers Advisors, Director TIAA-CREF Life. Formerly, Executive Vice President, CREF Investments.

I. Steven Goldstein TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 53	Executive Vice President	Indefinite term. Executive Vice President since 2003.

Executive Vice President, Public Affairs, of TIAA and the TIAA-CREF Fund Complex since 2003. Director of TIAA-CREF Life. Formerly, Advisor for McKinsey & Company, 2003; Vice President, Corporate Communications for Dow Jones & Co. and The Wall Street Journal, 2001–2002; and Senior Vice President and Chief Communications Officer for Insurance Information Institute, 1993–2001.

E. Laverne Jones TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 56	Vice President and Corporate Secretary	Indefinite term. Vice President and Corporate Secretary since 1999.	Vice President and Corporate Secretary of TIAA and the TIAA-CREF Fund Complex since 1998.

256	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Name, address and age	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years

Susan S. Kozik TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 48	Executive Vice President	Indefinite term. Executive Vice President since 2003.

Executive Vice President and Chief Technology Officer of TIAA and the TIAA-CREF Fund Complex since 2003. Formerly, Vice President of IT Operations and Services, Lucent Technologies, 2000–2003; and Senior Vice President and Chief Technology Officer, Penn Mutual Life Insurance Company, 1997–2000.

George W. Madison TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 52	Executive Vice President	Indefinite term. Executive Vice President since 2003.

Executive Vice President and General Counsel of TIAA and the TIAA-CREF Fund Complex since2003. Formerly Executive Vice President, Corporate Secretary, and General Counsel of Comerica Incorporated, 1997–2003.

Erwin W. Martens TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 49	Executive Vice President	Indefinite term. Executive Vice President since 2003.

Executive Vice President, Risk Management, of TIAA and the TIAA-CREF Fund Complex since 2003. Director of Teachers Advisors, TPIS, TIAA-CREF Trust Company, FSB, (“Trust Company”), Tuition Financing and TIAA-CREF Life and Manager of Services and Investment Management. Formerly, Managing Director and Chief Risk Officer, Putnam Investments, 1999–2003; and Head and Deputy Head of Global Market Risk Management, 1997-1999.

Frances Nolan TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 48	Executive Vice President	Indefinite term. Executive Vice President since 2000.

Executive Vice President, Client Services, of TIAA and the TIAA-CREF Fund Complex since 2000. President, Chief Executive Officer and Manager of Services. Director of TPIS, Trust Company, Tuition Financing and TIAA-CREF Life. Formerly, Executive Vice President, Retirement Services, CREF and TIAA, 2000–2003; Vice President, Eastern Division, 1994–2000.

Russell Noles TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 47	Vice President and Acting Chief Financial Officer	Indefinite term. Acting Chief Financial Officer since 2005.

Vice President and Acting Chief Financial Officer of TIAA and the TIAA-CREF Fund Complex, Vice President of Teachers Advisors, TPIS, Tuition Financing and Investment Management since 2005. Director of Teachers Advisors, TPIS, Tuition Financing and Manager of Investment Management and Services since 2005. Formerly Vice President, Internal Audit of TIAA and the TIAA-CREF Funds, 2004–2005; Vice President of Internal Audit of the St. Paul Companies, 2001–2004, of Quest Communications, 2000–2001 and of US West, Inc. 1998–2000.

2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	257

Management	Trustees and officers of the TIAA-CREF Institutional Mutual Funds	concluded

EXECUTIVE OFFICERS—continued

Name, address and age	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years

Dermot J. O’Brien TIAA-CREF 730 Third Avenue NY 10017-3206 Age: 39	Executive Vice President	Indefinite term. Executive Vice President since 2003.

Executive Vice President, Human Resources, of TIAA and the TIAA-CREF Fund Complex since 2003. Director, TIAA-CREF Life and Trust Company. Formerly, First Vice President and Head of Human Resources, International Private Client Division, Merrill Lynch & Co., 1999–Feb. 2003; and Vice President and Head of Human Resources—Japan Morgan Stanley, 1998–1999.

Bertram L. Scott TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 54	Executive Vice President	Indefinite term. Executive Vice President since 2000.

Executive Vice President, Product Management, of TIAA and the TIAA-CREF Fund Complex since 2003. Chairman of the Board, President and Chief Executive Officer of TIAA-CREF Life. Director of TPIS and Trust Company. President of Tuition Financing. Formerly, President and Chief Executive Officer, Horizon Mercy, 1996–2000.

258	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Investment management agreements (unaudited)

Board Approval and Renewal of Investment Management Agreements for Institutional Funds

At its April 5, 2005 meeting, the Board of Trustees considered and approved two investment management agreements with respect to the Funds. First, they considered a new investment management agreement, which would restructure the pricing and services to be provided by Advisors to all Funds, including increasing the fee rate for the “actively-managed” Funds (the “Proposed Agreement”). (The “actively managed” are Growth & Income Fund, International Equity Fund, Large-Cap Value Fund, Mid-Cap Growth Fund, Mid-Cap Value Fund, Small-Cap Equity Fund, Real Estate Securities Fund). The Board also considered the renewal of the current investment management agreement between Advisors and the Funds (the “Current Agreement”). The reason for the Board’s consideration of the two Agreements was that the Current Agreement needed to be renewed so that it could remain in force until a shareholder meeting was held to consider the Proposed Agreement, as required by the Investment Company Act of 1940. For the Funds whose shareholders approved the Proposed Agreement, the Current Agreement would eventually be terminated and the Proposed Agreement would be implemented. For the Funds whose shareholders rejected the Proposed Agreement, the Current Agreement would continue in effect. Please see the 2005 Special Meeting section of this Report for the results of the Funds’ shareholder meeting.

With respect to both Agreements, the Board reviewed the following factors with respect to each Fund: (1) the nature, extent and quality of services provided by Advisors to each Fund; (2) the investment performance of each Fund; (3) the costs of the services provided to each Fund and the profits realized or to be realized by Advisors and its affiliates from their relationship with the Funds; (4) the extent to which economies of scale have been realized as each Fund grows; (5) whether the level of fees reflects those economies of scale for the benefit of Fund investors; (6) comparisons of services and fees with contracts entered into by Advisors with other clients; and (7) any other benefits derived or anticipated to be derived by Advisors from its relationship with the Funds. The factors were viewed in their totality, with no single factor identified as the principal factor in determining whether to approve the Agreements.

Set forth below are the general factors the Board considered for all of the Funds with respect to both Agreements, followed by an outline of the specific factors the Board considered for each particular Fund.

The Nature, Extent and Quality of Services. The Board considered that Advisors is an experienced investment advisor that has managed the TIAA-CREF Mutual Funds since 1997 and the TIAA-CREF Institutional Mutual Funds since 1999. The investment professionals of Advisors have also managed various accounts of the College Retirement Equities Fund (CREF) since their inception. Under both Agreements, Advisors is responsible for managing the assets of the Funds, including conducting research, recommending investments and placing orders to

2005 Annual Report	259
Retirement Class • TIAA-CREF Institutional Mutual Funds

Investment management agreements (unaudited)	continued

buy and sell securities for the Funds’ investment portfolios; active and extensive monitoring of the investment portfolios daily by various personnel with specific responsibility for the particular type of investment in question; and reporting on the investment performance of the Funds to the Boards at their scheduled quarterly meetings. The Board considered that Advisors has carried out these responsibilities in a highly professional manner.

In the course of their review of the quality of Advisors’ services, the Board examined the long-term performance of the Funds in general, and concluded that it was within an acceptable range when compared with Fund benchmarks and peers, or that, in the case of underperforming Funds, Advisors was taking affirmative steps to enhance its investment approach and personnel.

Performance. The Board considered the performance of each Fund over the one-year, three-year, five-year (where applicable) and since inception periods and the Funds’ performance as compared to their peer groups and benchmark indices. The Board considered the comparative performance and expense data for each Fund prepared by an independent third party, Lipper, Inc.’s Global Fiduciary Review unit (“Lipper”) for each class of each pertinent Fund, as well as each Fund’s performance against its performance benchmark. In looking at this data, the Board considered that most of the Funds met their benchmarks over the one-year, three-year, five-year and since inception periods, as applicable (when factoring in the effect of expenses), and ranked in the first, second or third performance quintiles versus their peers, with some limited exceptions. For additional detail about each Fund’s performance, see the Fund-by-Fund synopsis below.

The Board considered that in those cases in which Funds were underperforming, Advisors took remedial action, including replacing the portfolio management team for the Growth & Income Fund. Importantly, the Trustees concluded that in light of the long-term performance of these Funds, they would only approve the Proposed Agreement if Advisors agreed to waive the fee increases for these Funds until at least April 2007, at which time the Board could consider whether their performance had improved.

Cost and Profitability. The Board considered that Advisors is losing money managing the mutual funds business overall. The Board reviewed financial and profitability data for 2004 and profitability on a pro forma basis assuming the Proposed Agreement had been in effect—showing data for both before and after distribution expenditures. The Board considered that very few Funds currently are profitable to Advisors, and most are operating at a loss to Advisors. The Board considered that the Proposed Agreement would permit Advisors to operate at profit margins that were fair and reasonable in the short term in light of overall Fund expenses and Advisors’ recent losses, which would also enable Advisors to maintain and improve the quality of services provided to shareholders. The Board also considered that it would be able to review the profitability levels of Advisors annually during its yearly review of the Funds’ management arrangements to

260	2005 Annual Report
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Investment management agreements (unaudited)	continued

ensure that Advisors’ fees remained fair and reasonable and that its profits for managing the Funds were not excessive.

The Board further considered that the costs and anticipated costs of operating mutual funds have increased, including additional disclosure and compliance requirements, such as the USA PATRIOT Act requirements, Sarbanes-Oxley requirements, and the requirement that mutual funds have a chief compliance officer. The Board considered that the fee increase in the Proposed Agreement would enhance Advisors’ ability to attract and retain highly qualified investment and administrative professionals in a competitive investment management environment. Heightened competition from traditional asset managers, banks, insurance companies and, particularly in recent years, hedge funds, has driven up the costs of attracting and retaining key personnel and the cost of technology to update and maintain necessary systems for effective investment management operations continues to grow. The Board also considered that Advisors would like the flexibility and means to increase the capacity of its investment management staff and expand the depth and scope of analyst coverage, to enhance its investment management services to the Funds.

Fees Charged by Other Advisers. The Board considered information regarding fees paid to other advisers for managing similar funds, as analyzed by Lipper. The Board determined that the fees under the Current Agreement were significantly lower than those of competitors, and that even with the increase in advisory fees for some Funds under the Proposed Agreement, each Fund would continue to be very competitively priced and be priced below the expense of the average fund within the universe of mutual funds in its competitive peer group. The Board considered that the fees under the Proposed Agreement would continue to be in the lowest quintile for almost all of the Funds as compared with institutional class funds in the competitive peer group and universe identified by Lipper. Significantly, the Board considered that under the Proposed Agreement, each Fund’s total expense ratio, with the exception of the Inflation-Linked Bond Fund, would be less than the median expense ratio for its peer group of mutual funds, and, in some cases, notably less.

Economies of Scale. The Board considered whether Advisors has or would experience economies of scale in connection with the operation of each Fund. In making this determination, the Board considered that most of the Funds operate at a loss to Advisors under the Current Agreement. With respect to the Proposed Agreement, the Board carefully considered whether the breakpoints outlined in this Agreement would have any real effect on Fund fees. The Board determined that although the breakpoint discounts appeared to be low compared to those of competitors, this was because the maximum fees under the Proposed Agreement were already at low levels. The Board ultimately determined that imposing a modest breakpoint schedule on the majority of the “actively managed” Funds might eventually allow some of the savings gained from the growth of assets and economies of scale to be passed on to Fund shareholders.

2005 Annual Report	261
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Investment management agreements (unaudited)	continued

Fee Comparison with Other Advisors Clients. The Board considered that Advisors provides similar investment management services to each of the TIAA-CREF Institutional Mutual Funds, the TIAA-CREF Mutual Funds, TIAA-CREF Life Funds, and TIAA Separate Account VA-1, although distribution channels differ. In addition, Advisors, through its TIAA-CREF Asset Management (TCAM) division, manages large institutional client assets through unregistered commingled funds and separate accounts with similar investment strategies and investment staff. With respect to both Agreements, the Board considered the schedule of fees for each of the comparable funds, and the fact that all of Advisors’ fees are low in comparison to comparable funds offered by other fund companies. In addition, while the management fees may not be precisely the same for comparable funds, this is due in part to the fact that some of the comparable funds are offered through products that charge additional fees to its investors. In particular, the Board considered that the comparable funds target different types of investors and use different distribution channels, variables factored in when determining appropriate pricing of services. The Board also considered Advisors’ assurances that the pricing on those affiliated funds that was not in line with the fees under the Proposed Agreement would be revisited soon.

Other Benefits. The Board considered that one of the benefits that accrues to each of the Funds under the Current Agreement is that Advisors continues to be willing to waive fees and make expense reimbursements to the Funds. With respect to the Proposed Agreement, the Board noted Advisors’ willingness to cap “other expenses” of the Funds and to waive a portion of its fees on the Growth Equity and Growth & Income Funds, until such time as their performance improves. The Board also considered that a fee increase under the Proposed Agreement would help ensure that the expenses for running the Funds that are paid by Advisors are not indirectly borne (in the form of reduced dividend declarations) by the TIAA participant base, some of who are shareholders of the Funds. Additionally, the Board noted that with the Proposed Agreement, Advisors would have the flexibility to support multiple opportunities to expand the channels through which the Funds are distributed, thereby increasing asset growth and enabling expenses to be spread over a wider asset base.

With respect to benefits accruing to Advisors under both Agreements, the Board considered that Advisors and its affiliates may benefit from the advisory relationship with the Funds to the extent this relationship results in potential investors viewing the TIAA-CREF group of companies as a leading retirement plan provider in the academic and nonprofit market and a single source for all their financial service needs. Also, certain investment portfolios managed by Advisors are managed in the same manner and by the same personnel as certain CREF accounts, resulting in the possibility for benefits associated with economies of scale.

262	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Retirement Class

Investment management agreements (unaudited)	continued

Fund-by Fund Factors

The Funds’ Trustees considered the following specific factors (among others) during their determination to renew the Current Agreement and approve the Proposed Agreement for each Fund described in this Report. Note that for purposes of this discussion, if a Fund is in the “first” quintile, it is in the best of five groups (i.e., the group has the best performance, or the lowest expenses, as the case may be). In addition, please note that the performance factors outlined below are based on the Institutional Class of each Fund. Because the Institutional Class has lower expenses than the Retirement and Retail Classes of these Funds, the performance of these Classes will be lower than the performance of the Institutional Class.

Growth & Income Fund*

•	The Fund’s current management fees are in the first quintile of its Expense Universe (ranking 3 of 176 funds).

•	The Fund’s proposed management fees would be in the first quintile of its Expense Universe (ranking 25 of 176 funds).

•	The Fund underperformed its benchmark for the one-, three- and five-year and since inception periods ended 12/31/04.

•	For the one-year period ended 12/31/04, the Fund was in the second quintile of its Performance Universe (ranking 280 of 914 funds).

•	For the three- and five-year periods ended 12/31/04, the Fund was in the third quintile of its Performance Universe (ranking 335 of 772 funds and 310 out of 592 funds, respectively).

•	Advisors had a net loss on the Fund for the one-year period ended 12/31/04.

•	The Fund received an Overall Morningstar Rating of two stars for the period ended 12/31/04.

•	Due to underperformance against its benchmark, Advisors replaced the portfolio management team, and assigned new interim management until they hired a new portfolio manager in February 2005.

International Equity Fund

•	The Fund’s current management fees are in the first quintile of its Expense Universe (ranking 3 out of 155 funds).

•	The Fund’s proposed management fees would be in the first quintile of its Expense Universe (ranking 14 out of 155 funds).

•	The Fund underperformed its benchmark for the one- and five-year periods, and outperformed its benchmark for the three-year and since inception periods.

•	For the one-year period ended 12/31/04, the Fund was in the third quintile of its Performance Universe (ranking 151 out of 263 funds).

*

These Funds subsequently approved the Proposed Agreement at a special meeting of shareholders held on August 31, 2005 (for the Mid-Cap Growth Fund, September 14, 2005). Please see the 2005 special meeting section of this Report for more information on this meeting.

2005 Annual Report	263
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Investment management agreements (unaudited)	continued

•	For the three-year period ended 12/31/04, the Fund was in the second quintile of its Performance Universe (ranking 58 out of 226 funds).

•	For the five-year period ended 12/31/04, the Fund was in the fourth quintile of its Performance Universe (ranking 101 out of 162 funds).

•	The Fund received an Overall Morningstar Rating of three stars for the period ended 12/31/04.

•	Advisors had a net loss on the Fund for the one-year period ended 12/31/04.

Large-Cap Value Fund

•	The Fund’s current management fees are in the first quintile of its Expense Universe (ranking 1 out of 96 funds).

•	The Fund’s proposed management fees would be in the first quintile of its Expense Universe (ranking 14 out of 96 funds).

•	The Fund outperformed its benchmark for the one-year and since inception periods ended 12/31/04.

For the one-year period ended 12/31/04, the Fund was in the first quintile of its Performance Universe (ranking 20 out of 470 funds). (The Fund has not been in operation for three years.)

•	Advisors earned a modest profit on the Fund for the one-year period ended 12/31/04.

Mid-Cap Growth Fund*

•	The Fund’s current and proposed management fees are in the first quintile of its Expense Universe (ranking 1 out of 100 funds).

•	For the one-year period ended 12/31/04, the Fund was in the first quintile of its Performance Universe (ranking 140 out of 527 funds). (The Fund has not been in operation for three years.)

•	The Fund outperformed its benchmark for the one-year and since inception periods ended 12/31/04.

•	Advisors had a modest net loss on the Fund for the one-year period ended 12/31/04.

Mid-Cap Value Fund*

•	The Fund’s current and proposed management fees are in the first quintile of its Expense Universe (ranking 1 out of 50 funds).

•	For the one-year period ended 12/31/04, the Fund was in the first quintile of its Performance Universe (ranking 4 out of 224 funds). (The Fund has not been in operation for three years.)

•	The Fund outperformed its benchmark for the one-year and since inception periods ended 12/31/04.

•	Advisors earned a modest profit on the Fund for the one-year period ended 12/31/04.

Small-Cap Equity Fund

•	The Fund’s current management fees are in the first quintile of its Expense Universe (ranking 1 out of 115 funds).

264	2005 Annual Report
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Investment management agreements (unaudited)	continued

•	The Fund’s proposed management fees would be in the first quintile of its Expense Universe (ranking 5 out of 115 funds).

•	For the one-year period ended 12/31/04, the Fund was in the second quintile of its Performance Universe (ranking 198 out of 560 funds). (The Fund has not been in operation for three years.)

•	The Fund outperformed its benchmark for the one-year and since inception periods ended 12/31/04.

•	Advisors earned a modest profit on the Fund for the one-year period ended 12/31/04.

Large-Cap Growth Index Fund*

•

The Fund’s current and proposed management fees are in the first quintile of its Expense Universe (ranking 1 out of 37 funds — Institutional Class), and in the third quintile (ranking 21 out of 37 funds – Retirement Class).

•	The Fund slightly underperformed its benchmark for the one-year and since inception periods ended 12/31/04.

•	For the one-year period ended 12/31/04, the Institutional Class of the Fund was in the third quintile of its Performance Universe (ranking 387 out of 648 funds).

•

For the one-year period ended 12/31/04, the Retirement Class of the Fund was in the fourth quintile of its Performance Universe (ranking 424 out of 648 funds). (The Fund has not been in operation for three years.)

•	Advisors had a net loss on the Fund for the one-year period ended 12/31/04.

Large-Cap Value Index Fund*

•

The Fund’s current and proposed management fees are in the first quintile (ranking 3 out of 37 funds — Institutional Class) and fourth quintile (ranking 27 out of 37 funds — Retirement Class) of its Expense Universe.

•

For the one-year period ended 12/31/04, the Institutional Class and Retirement Class of the Fund were both in the second quintile of their Performance Universes. (The Institutional Funds ranked 151 out of 478 funds.) (The Fund has not been in operation for three years.)

•	The Fund slightly underperformed its benchmark for the one-year and since inception periods ended 12/31/04.

•	Advisors had a net loss on the Fund for the one-year period ended 12/31/04.

S&P 500 Index Fund*

•

The Fund’s current and proposed management fees are in the first quintile (ranking 4 out of 54 funds — Institutional Class) and fifth quintile (ranking 49 out of 54 funds —Retirement Class) of its Expense Universe.

•	For the one-year period ended 12/31/04, the Institutional Class of the Fund was in the first quintile of its Performance Universe (ranking 5 out of 171 funds).

*

These Funds subsequently approved the Proposed Agreement at a special meeting of shareholders held on August 31, 2005 (for the Mid-Cap Growth Fund, September 14, 2005). Please see the 2005 special meeting section of this Report for more information on this meeting.

2005 Annual Report	265
Retirement Class • TIAA-CREF Institutional Mutual Funds

Investment management agreements (unaudited)	continued

•

For the one-year period ended 12/31/04, the Retirement Class of the Fund was in the third quintile of its Performance Universe (ranking 81 out of 171 funds). (The Fund has not been in operation for three years.)

•	Advisors had a net loss on the Fund for the one-year period ended 12/31/04.

Mid-Cap Growth Index Fund*

•

The Fund’s current and proposed management fees are in the first quintile (ranking 1 out of 38 funds — Institutional Class) and fourth quintile (ranking 26 of 38 funds — Retirement Class) of its Expense Universe.

•

For the one-year period ended 12/31/04, the Institutional Class and Retirement Class of the Fund were both in the second quintile of their Performance Universes (ranking 148 and 146, respectively, out of 527 funds). (The Fund has not been in operation for three years.)

•	The Fund slightly underperformed its benchmark for the one-year and since inception periods ended 12/31/04.

•	Advisors had a net loss on the Fund for the one-year period ended 12/31/04.

Mid-Cap Value Index Fund*

•

The Fund’s Institutional and Retirement Class current and proposed management fees are both in the first quintile of their Expense Universes (ranking 3 out of 36 funds- Institutional Class and 1 out of 36 funds—Retirement Class).

•

For the one-year period ended 12/31/04, the Institutional Class and Retirement Class of the Fund were both in the first quintile of their Performance Universes (ranking 31 and 37, respectively, of 221 funds). (The Fund has not been in operation for three years.)

•	The Fund slightly underperformed its benchmark for the one-year and since inception periods ended 12/31/04.

•	Advisors had a net loss on the Fund for the one-year period ended 12/31/04.

Mid-Cap Blend Index Fund*

•

The Fund’s current and proposed management fees are in the first quintile (ranking 1 out of 34 funds — Institutional Class) and fourth quintile (ranking 23 out of 34 funds — Retirement Class) of its Expense Universe.

•

For the one-year period ended 12/31/04, the Institutional Class and Retirement Class of the Fund were both in the first quintile of their Performance Universes (ranking 43 and 47, respectively, out of 297 funds). (The Fund has not been in operation for three years.)

•	The Fund slightly underperformed its benchmark for the one-year and since inception periods ended 12/31/04.

•	Advisors had a net loss on the Fund for the one-year period ended 12/31/04.

Small-Cap Growth Index Fund*

•

The Fund’s current and proposed management fees are in the first quintile (ranking 2 out of 37 funds — Institutional Class) and second quintile (ranking 10 of 37 funds —Retirement Class) of its Expense Universe.

•

For the one-year period ended 12/31/04, the Institutional Class of the Fund was in the second quintile of its Performance Universe (ranking 144 out of 507). For this same period, the Retirement Class was in the first quintile of its Performance Universe (ranking 38 out of 507). For

266	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Retirement Class

Investment management agreements (unaudited)	continued

this same period, the Retirement Class was in the first quintile of its Performance Universe (ranking 38 out of 507).

•	The Fund slightly underperformed its benchmark for the one-year and since inception periods ended 12/31/04.

•	Advisors had a net loss on the Fund for the one-year period ended 12/31/04.

Small-Cap Value Index Fund*

•

The Fund’s Institutional and Retirement Class current and proposed management fees are both in the first quintile of the Expense Universe (ranking 3 out of 38 funds – Institutional Class; ranking 1 out of 38 – Retirement Class).

•

For the one-year period ended 12/31/04, the Institutional Class and Retirement Class of the Fund were both in the third quintile of their Performance Universes (ranking 100 and 105, respectively, out of 231 funds). (The Fund has not been in operation for three years.)

•	The Fund slightly underperformed its benchmark for the one-year and since inception periods ended 12/31/04.

•	Advisors had a net loss on the Fund for the one-year period ended 12/31/04.

Small-Cap Blend Index Fund*

•

The Fund’s current and proposed management fees are in the first quintile (ranking 2 out of 34 funds — Institutional Class) and fourth quintile (ranking 24 out of 34 funds — Retirement Class) of its Expense Universe.

•

For the one-year period ended 12/31/04, the Institutional Class and Retirement Class of the Fund were both in the third quintile of their Performance Universes (ranking 300 and 332, respectively, out 556 funds). (The Fund has not been in operation for three years.)

•	The Fund slightly underperformed its benchmark for the one-year and since inception periods ended 12/31/04.

•	Advisors had a net loss on the Fund for the one-year period ended 12/31/04.

International Equity Index Fund*

•

The Fund’s current and proposed management fees are in the first quintile (ranking 2 out of 11 funds — Institutional Class) and fourth quintile (ranking 8 out of 11 —Retirement Class) of its Expense Universe.

•	The Fund slightly underperformed its benchmark for the one-year and since inception periods.

•	For the one-year period ended 12/31/04, the Fund was in the third quintile of its Performance Universe (ranking 10 out of 20 funds). The Fund has not been in operation for three years.)

•	Advisors had a net loss on the Fund for the one-year period ended 12/31/04.

*

These Funds subsequently approved the Proposed Agreement at a special meeting of shareholders held on August 31, 2005 (for the Mid-Cap Growth Fund, September 14, 2005). Please see the 2005 special meeting section of this Report for more information on this meeting.

2005 Annual Report	267
Retirement Class • TIAA-CREF Institutional Mutual Funds

Investment management agreements (unaudited)	concluded

Real Estate Securities Fund

•	The Fund’s current management fees are in the first quintile of its Expense Universe (ranking 1 out of 40 funds).

•	The Fund’s proposed management fees would be in the first quintile of its Expense Universe (ranking 8 out of 40 funds).

•	The Fund slightly underperformed its benchmark for the one-year period and outperformed its benchmark in the three-year period.

•	For the one-year period ended 12/31/04, the Fund was in the third quintile of its Performance Universe (ranking 88 out of 211 funds). (The Fund has not been in operation for three years.)

•	Advisors had a net loss on the Fund for the one-year period ended 12/31/04

Social Choice Equity Fund

•	The Fund’s current management fees are in the first quintile of its Expense Universe (ranking 1 out of 93 funds).

•	The Fund’s proposed management fees would be in the first quintile of its Expense Universe (ranking 3 out of 93 funds).

•	The Fund outperformed its benchmark for the one-, three-, and five-year periods ended 12/31/04, but underperformed its benchmark since inception through 12/31/04.

•	For the one-year period ended 12/31/04, the Fund was in the second quintile of its Performance Universe (ranking 229 out of 697 funds).

•	For the three- and five-year periods ended 12/31/04, the Fund was in the third quintile of its Performance Universe (ranking 203 out of 501 funds and 202 out of 338 funds, respectively).

•	The Fund received an Overall Morningstar Rating of three stars for the period ended 12/31/04.

•	Advisors had a net loss on the Fund for the one-year period ended 12/31/04.

* * * * *

Based on these factors, and the information provided, the Board renewed the Current Agreement and approved the Proposed Agreement with respect to each of the Funds. The Trustees were advised by separate independent legal counsel throughout the review process.

268	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Retirement Class

Important tax information (unaudited)

For the fiscal year ended September 30, 2005, the TIAA-CREF Institutional Mutual Funds designate the following amounts (or other maximum allowable) as being from net long-term capital gains.

	Section 1250	Long Term
Fund	Gains	Capital Gains	Total

International Equity	$—	$1,257,162	$1,257,162
Large-Cap Value	4,757	7,433,724	7,438,481
Mid-Cap Growth	413	4,524,921	4,525,334
Mid-Cap Value	8,185	2,426,822	2,435,007
Small-Cap Equity	7,102	7,857,996	7,865,098
Large-Cap Growth Index	34	910,778	910,812
Large-Cap Value Index	10,954	4,280,475	4,291,429
S&P 500 Index	2,700	3,712,740	3,715,440
Mid-Cap Growth Index	103	2,102,040	2,102,143
Mid-Cap Value Index	8,137	1,844,278	1,852,415
Mid-Cap Blend Index	6,310	2,119,620	2,125,930
Small-Cap Growth Index	3,409	6,029,991	6,033,400
Small-Cap Value Index	9,856	5,673,656	5,683,512
Small-Cap Blend Index	12,069	6,745,731	6,757,800
International Equity Index	—	884,616	884,616
Real Estate Securities	243,862	5,263,470	5,507,332
Social Choice Equity	5,354	438,120	443,474

2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	269

Important tax information (unaudited)	continued

For the fiscal year ended September 30, 2005, the TIAA-CREF Institutional Mutual Funds designate the following percentages (or the maximum amount allowable) of ordinary income dividends paid as qualifying for the maximum tax rate of 15% as provided by the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Fund	Percentage

Growth & Income	100.00%
International Equity	22.21%
Large-Cap Value	23.45%
Mid-Cap Growth	51.86%
Mid-Cap Value	18.59%
Small-Cap Equity	17.77%
Large-Cap Growth Index	99.06%
Large-Cap Value Index	80.94%
S&P 500 Index	98.68%
Mid-Cap Growth Index	22.10%
Mid-Cap Value Index	39.31%
Mid-Cap Blend Index	43.21%
Small-Cap Growth Index	12.37%
Small-Cap Value Index	17.26%
Small-Cap Blend Index	26.51%
International Equity Index	89.71%
Real Estate Securities	0.54%
Social Choice Equity	93.87%

270	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Important tax information (unaudited)	concluded

For the fiscal year ended September 30, 2005, the TIAA-CREF Institutional Mutual Funds designate the following percentages (or the maximum amount allowable) of ordinary income dividends paid as qualifying for the corporate dividends received deduction.

Fund	Percentage

Growth & Income	100.00%
International Equity	0.03%
Large-Cap Value	24.97%
Mid-Cap Growth	52.20%
Mid-Cap Value	19.31%
Small-Cap Equity	17.45%
Large-Cap Growth Index	99.08%
Large-Cap Value Index	83.57%
S&P 500 Index	98.90%
Mid-Cap Growth Index	26.66%
Mid-Cap Value Index	44.16%
Mid-Cap Blend Index	48.10%
Small-Cap Growth Index	15.16%
Small-Cap Value Index	20.10%
Small-Cap Blend Index	29.93%
International Equity Index	0.09%
Real Estate Securities	0.20%
Social Choice Equity	99.47%

The Institutional International Equity and International Equity Index Funds received income from foreign sources during the year ended September 30, 2005 of $17,260,368 ($.23460 per share) and $4,081,540 ($.28402 per share), respectively, and paid taxes to foreign countries during the year ended September 30, 2005 of $1,259,145 ($.01711 per share) and $265,014 ($.01844 per share), respectively.

The information and distributions reported herein may differ from the information and distributions reported to shareholders for the calendar year ending December 31, 2005, which will be reported in conjunction with your 2005 Form 1099-DIV.

By early 2006, shareholders should receive their Form 1099-DIV and a tax information letter from the Funds. For your specific situation, we recommend that you consult a professional tax advisor.

2005 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	271

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272	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

HOW TO REACH US

TIAA-CREF WEBSITE
Account performance, personal account information and transactions, product descriptions, and information about investment choices and income options

www.tiaa-cref.org
24 hours a day, 7 days a week

AUTOMATED TELEPHONE SERVICE
Check account performance and accumulation balances, change allocations, transfer funds and verify credited premiums

800 842-2252
24 hours a day, 7 days a week

TELEPHONE COUNSELING CENTER
 Retirement saving and planning, income options and payments, and tax reporting

800 842-2776
8 a.m. to 10 p.m. ET, Monday–Friday
9 a.m. to 6 p.m. ET, Saturday

PLANNING AND SERVICE CENTER
TIAA-CREF Mutual Funds, after-tax annuities and life insurance

800 223-1200
8 a.m. to 10 p.m. ET, Monday–Friday
9 a.m. to 6 p.m. ET, Saturday

FOR HEARING- OR SPEECH-IMPAIRED PARTICIPANTS

800 842-2755
8 a.m. to 10 p.m. ET, Monday–Friday
9 a.m. to 6 p.m. ET, Saturday

TIAA-CREF TRUST COMPANY, FSB
Asset management, trust administration, estate planning, planned giving and endowment management

888 842-9001
8 a.m. to 5 p.m. CT, Monday–Friday

TIAA-CREF TUITION FINANCING, INC.
 Tuition financing programs

888 381-8283
8 a.m. to 11 p.m. ET, Monday–Friday

TIAA-CREF Individual & Institutional Services, LLC, and Teachers Personal Investors Services, Inc., distribute securities products. You should consider the investment objectives, risks, charges and expenses carefully before investing. Please call 877 518-9161, or visit www.tiaa-cref.org for a prospectus that contains this and other information. Please read the prospectus carefully before investing.

Teachers Insurance and Annuity Association (TIAA), New York, NY, and TIAA-CREF Life Insurance Co., New York, NY, issue insurance and annuities. TIAA-CREF Trust Company, FSB, provides trust services. TIAA-CREF Tuition Financing, Inc. (TFI) is the program manager for 529 college savings plans. Investment products are not FDIC insured, may lose value and are not bank guaranteed.

©2005 Teachers Insurance and Annuity Association—College Retirement Equities Fund (TIAA-CREF), New York, NY 10017

730 Third Avenue
New York, NY 10017-3206

A10963
C34515	11/05

PERFORMANCE OVERVIEW AS OF SEPTEMBER 30, 2005

		Average annual compound rates
		of total return

Retail Class	Inception date	1 year	Since inception

EQUITIES
Large-Cap Value Fund	10/1/2002	16.35%	21.40%
Mid-Cap Growth Fund	10/1/2002	23.80	25.55
Mid-Cap Value Fund	10/1/2002	27.23	28.39
Small-Cap Equity Fund	10/1/2002	16.55	24.39
Real Estate Securities Fund	10/1/2002	22.89	26.40

FIXED INCOME
Inflation-Linked Bond Fund	10/1/2002	5.14	6.32

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 223-1200.

Understanding this report

This report contains information about the Retail Class of TIAA-CREF Institutional Mutual Funds and analyzes the funds’ results for the twelve-month period ended September 30, 2005. It includes four main sections:

•	The performance overview on the facing page shows the funds’ returns during a variety of time periods.

•	The letter from TIAA-CREF’s chief investment officer discusses the importance of foreign investments in a diversified portfolio.

•	The fund performance section compares each fund’s returns with those of its benchmark and peer group. This section also provides information about risks and expenses.

•	The financial statements contain detailed information about the operations and financial condition of each fund.

As always, you should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. Please visit our website at www.tiaa-cref.org, or call 800 223-1200 for a prospectus that contains this and other important information. We urge you to read it carefully before investing.

Report to investors

The following report contains the performance and financial statements for the Retail Class of the TIAA-CREF Institutional Mutual Funds for the twelve-month period ended September 30, 2005. The financial statements include information about other share classes, which are not the subject of this report.

During the twelve months ended September 30, 2005, foreign stocks outperformed U.S. stocks for the third consecutive year. The Morgan Stanley EAFE® Index, which measures stocks in 21 foreign markets, gained 25.79%, versus 14.57% for the Russell 3000® Index.

          As a result of this sustained superior performance by foreign equities, investors have been shifting assets from domestic stock funds to foreign ones. During the third quarter of 2005, according to AMG Data, Inc., $22.4 billion of the $27.6 billion in net cash inflows reported by equity funds went into non-domestic funds.

          We believe that looking only in the “rearview mirror” is a dangerous guide for an investor. It’s worth noting that, over the ten years ended September 30, the EAFE’s 5.83% annual return has substantially lagged the 9.54% return of the Russell 3000.

          Investors might well wonder which time frame is more significant—the past year or the last decade. However, in this case the fog of performance may be obscuring an important fact about the investment landscape. International diversification can benefit investors even during periods when foreign returns are lagging those at home. By broadening a portfolio’s diversification, foreign investments can reduce volatility so that investors get a smoother ride.

          To appreciate how exposure to foreign stocks can benefit a portfolio, consider world stock market returns over the 25-year period from July 1980 through June 2005. Even though foreign stock returns, on an average annualized basis, trailed domestic returns by two percentage points over this period, a portfolio composed of 75% domestic stocks and 25% foreign stocks would have provided nearly the same level of returns as the domestic-only portfolio, while significantly reducing overall portfolio risk.

          In exchange for a modest 0.26% reduction in portfolio returns per year, a 25% allocation to foreign stocks would have lowered the portfolio’s standard deviation (a measure of the degree to which returns in any year have differed from the mean rate of return) from 17.39% to 16.15%—a reduction of 1.24 percentage points. Such a decrease in volatility can make it easier for an investor to withstand periods of lower returns in order to enjoy the higher returns that may follow.

2	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class

Scott C. Evans
Executive Vice President and
Chief Investment Officer

          Past returns do not guarantee future results, and next year’s market patterns could be quite different. Nevertheless, investing in foreign stocks as part of a disciplined investment program can potentially limit the likelihood that a portfolio’s performance will be unduly influenced by any single set of economic factors or market events.

          As of September 30, 2005, foreign stocks made up more than 48% of the market capitalization of the Morgan Stanley World IndexSM, which measures the world’s 23 leading stock markets. Investors who confine themselves to domestic stocks are concentrating their holdings within roughly one-half of the world’s equity market. Such a concentration deprives an investor of the potential benefits and opportunities that only a truly well-diversified portfolio can provide. Investors can add foreign diversification to their positions with the International Equity Fund which is offered by TIAA-CREF Mutual Funds.

          During the twelve-month period covered by this report, all six of the funds offered in the Retail Class of the TIAA-CREF Institutional Mutual Funds posted positive returns. Their advances ranged from the 5.14% return of the Inflation-Linked Bond Fund to the 27.23% return of the Mid-Cap Value Fund.

          Three of the funds in this share class seek to outperform their benchmarks within carefully managed levels of risk by combining research-based stock selection techniques with quantitative risk management methods. Two of the funds employing this integrated approach outperformed their benchmark indexes during the period.

          The Small-Cap Equity Fund, the Real Estate Securities Fund and the Inflation-Linked Bond Fund each lagged its benchmark.

          The following pages provide a detailed explanation of all the funds’ performance during the twelve-month period.

Scott C. Evans
Executive Vice President and
Chief Investment Officer

2005 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	3

More information for investors

Portfolio listings

SEC rules intended to provide investors with more meaningful information about fund performance allow investment companies to list the top holdings of each fund in their annual and semiannual reports instead of providing complete portfolio listings as they did previously. Companies will continue to file complete listings with the SEC, and these will remain available to investors.

          You can obtain a complete list of the TIAA-CREF Institutional Mutual Funds’ holdings (called “TIAA-CREF Institutional Mutual Funds Statements of Investments”) as of the most recently completed fiscal quarter (currently for the period ended September 30, 2005) in the following ways:

•	by visiting the TIAA-CREF website at www.tiaa-cref.org; or

•	by calling TIAA-CREF at 800 223-1200 to request a copy, which will be provided free of charge.

For the period ended September 30, 2005, and for other reporting periods, you can also obtain a complete listing of TIAA-CREF Institutional Mutual Funds’ holdings on Form N-CSR (for periods ended either March 31 or September 30) or on Form N-Q (for the most recently completed fiscal quarter, either June 30 or December 31):

•	through the Electronic Data Gathering and Retrieval System (EDGAR) on the SEC’s website at www.sec.gov; or

•	at the SEC’s Public Reference Room. (Call 800 SEC-0330 for more information.)

Proxy voting

TIAA-CREF Institutional Mutual Funds’ ownership of stock gives it the right to vote on proxy issues of companies in which it invests. A description of our proxy voting policies and procedures can be found at our website at www.tiaa-cref.org or on the SEC website at www.sec.gov. You may also call us at 800 223-1200 to request a free copy. A report of how the funds voted during the most recently completed twelve-month period ended June 30 can be found at our website or at www.sec.gov.

Contacting TIAA-CREF

There are three easy ways to contact us: by email, using the Contact/Help link at the top of our homepage; by mail at TIAA-CREF, 730 Third Avenue, New York, NY 10017-3206; or by phone at 800 223-1200.

Fund management

TIAA-CREF Institutional Mutual Funds are managed by the portfolio management teams of Teachers Advisors, Inc. The members of these teams are responsible for the day-to-day management of the funds.

4	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class

Special terms

Benchmarks (benchmark indexes) are groups of securities, such as the Russell 3000® Index or S&P 500® Index, whose performance can be compared with the performance of an investment.*

Expense ratio is the amount that investors pay for the management of a mutual fund. The amount is expressed as a percentage of the fund’s average net assets. Expense ratios do not include front-end or back-end sales charges, if any, or trading costs. See “Total return.”

Inception date is the first date on which investors can invest in a fund. The fund begins to record investment performance on that date.

Market capitalization is the total value of a company’s outstanding stock. It is calculated by multiplying the total number of a company’s outstanding shares by the current market price per share.

Maturity date is the date on which the principal amount of a note, bond or other debt instrument becomes due or payable.

Overweight holding is a security held by a fund. In terms of market capitalization, it forms a larger percentage of the fund than that same security’s percentage of the benchmark. Fund managers may overweight those securities they think will produce higher returns than the benchmark. See also “Underweight holding.”

Peer groups are groupings of mutual funds with a similar objective whose performance is compared with the performance of a single mutual fund.

Relative performance is the return of a mutual fund in relation to the return of its benchmark index.

Securities is a general name for stocks (also known as “equities”), bonds (also known as “fixed-income” investments) or other investments.

Total return is the amount an investment provides to investors after expenses are deducted. Total return is expressed as a percentage. It includes any interest or dividends, as well as any change in the market value of the fund’s holdings.

Underweight holding is a security held by a fund. In terms of market capitalization, it forms a smaller percentage of the fund than that same security’s percentage of the benchmark. Fund managers may underweight those securities they think will produce lower returns than the benchmark. See also “Overweight holding.”

*

Russell 3000 is a trademark and service mark of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company. S&P 500 is a registered trademark and a service mark of the McGraw-Hill Companies, Inc.

2005 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	5

Understanding investment risk

All investing involves an element of risk. For example, investors in U.S. Treasury bonds, which are generally considered among the safest of investments, face the risk that inflation will erode their principal and interest over time.

          Some risks apply to all investments; others affect only particular types of securities. For example, any publicly traded security, such as a stock or a bond, may be hard to sell in certain market conditions; this is referred to as “market risk.” Credit risk, on the other hand—the risk that a company may be unable to pay interest, or to repay principal, on its bonds—does not apply to stocks.

          In general, funds that invest in stocks are subject to market risk and company risk. Bond funds are subject to market risk, company risk, interest-rate risk, credit risk, prepayment risk, extension risk and income volatility risk. A fund that operates in a limited area of either the stock or bond markets is subject to additional, special risks. For a full explanation of the funds’ risks, please see the prospectus.

          The glossary below describes the general risks outlined above, as well as the special risks described in the discussions of each fund. We hope this information will help you make the investment choices best suited to your financial situation.

Company risk is the risk that the earnings prospects and overall financial position of the issuer of a security will deteriorate, causing a decline in the security’s value over short or extended periods of time.

Credit risk (a type of company risk) is the risk that a decline in a company’s overall financial soundness may make it unable to pay principal and interest on bonds when due.

Extension risk is the risk of decline in value for certain fixed-income securities because principal payments are not made as early as possible.

Foreign investment risks are the risks of investing in securities of foreign issuers, in securities or contracts traded on foreign exchanges or in foreign markets, or in securities or contracts payable in foreign currency. Foreign investing involves special risks, including erratic market conditions, economic and political instability, and fluctuations in currency exchange rates. These investment risks may be magnified in emerging markets.

Growth investing risks include the risk that, due to their relatively high valuations, growth stocks will be more volatile than value stocks. In addition, because the value of growth companies is generally a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained.

Income volatility risk is the risk that the level of current income from a portfolio of fixed-income securities may decline in certain interest-rate environments.

Interest-rate risk (a type of market risk) is the risk that bond prices or a fund’s income may decline if interest rates change.

Large-cap risk is the risk that, by focusing on investments in securities of larger companies, a fund may have fewer opportunities to identify securities that the

6	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class

market misprices. In addition, larger companies may grow more slowly than the economy as a whole or not at all.

Market risk is the risk that the price of securities may decline in response to general market and economic conditions or events.

Mid-cap risk is the risk that the securities of medium-sized companies will be more volatile than those of larger companies. In addition, the securities of medium-sized companies may be harder to buy or sell than those of larger, more established companies.

Prepayment risk is the risk of a decline for certain fixed-income securities that allow for the prepayment of principal, and the risk that a fund’s income will decline as a result.

Real estate investing risks are the risks associated with real estate ownership, including fluctuations in property values, higher expenses or lower income than expected, and potential environmental problems and liability.

Real estate securities risk is the risk that a fund that concentrates its investments in real estate securities and holds securities of relatively few issuers may experience greater fluctuations in value and be subject to a greater risk of loss than other mutual funds.

Risks of inflation-indexed bonds include the risk that market values of inflation-indexed bonds can be affected by changes in investors’ inflation expectations or changes in “real” rates of interest (i.e., a security’s return above the inflation rate). Also, the inflation index that a bond is intended to track may not accurately reflect the true rate of inflation. If the market perceives that an index does not accurately reflect inflation, the market value of inflation-indexed bonds could be adversely affected. In addition, an investment in a fund that invests in inflation-indexed bonds is subject to certain special tax considerations.

Small-cap risk is the risk that the securities of smaller companies may experience steeper fluctuations in price than those of larger companies. These securities may also have to be sold at a discount from their current market prices or in small lots over an extended period.

Style risk is the risk that a fund’s growth-investing or value-investing style may be out of favor in the marketplace for various periods of time.

Value investing risks are the risks that (1) the issuer’s potential business prospects may not be realized; (2) the securities’ potential values may never be recognized by the market; and (3) due to unanticipated problems associated with the issuer or industry, the securities were appropriately priced (or overpriced) when acquired.

2005 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	7

Important information about expenses
DISCLOSURE

Shareholders in the TIAA-CREF Institutional Mutual Funds incur only one of two potential types of costs.

•	Shareholders incur no transaction costs, including sales charges (loads) on purchases, on reinvested dividends or on other distributions. There are also no redemption fees or exchange fees.

•	However, they do incur ongoing costs, including management fees and other fund expenses.

The examples that appear on the performance pages are intended to help you understand your ongoing costs (in dollars) of investing in each fund. The examples are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2005, and held for six months until September 30, 2005.

Actual expenses

The first line in each table uses the fund’s actual expenses and its actual rate of return. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the six-month period.

          Simply divide your fund value by $1,000 (for example, an $8,600 fund value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses paid” to estimate the expenses you paid during the six-month period.

Hypothetical example for comparison purposes

The second line in the table shows hypothetical fund values and hypothetical expenses based on the fund’s actual expense ratio for the six-month period and an assumed annual rate of return of 5% before expenses—which is not the fund’s actual return.

          Do not use the hypothetical fund values and hypothetical expenses to estimate the actual expenses you paid for the period. Instead, you can use this information to compare the ongoing costs of investing in an individual fund with the ongoing costs of other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

8	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class

Large-Cap Value Fund
Value stocks of larger companies

DISCUSSION

Performance in the twelve months ended September 30, 2005

The Large-Cap Value Fund gained 16.35% for the Retail Class. The fund’s benchmark, the Russell 1000® Value Index, returned 16.69%, versus the 13.67% average return of similar funds, as measured by the Morningstar Large Value category.

Value stocks thump growth stocks again

Value stocks continued to outperform growth issues. During the twelve-month period, the Russell 3000® Value Index climbed 16.78%, while the Russell 3000 Growth Index rose 12.13%. For the previous twelve months, from October 2003 through September 2004, the difference was far greater: value stocks outgained their growth counterparts by 20.89% to 7.82%.

          These indexes are subsets of the Russell 3000 Index, and each covers all cap sizes. For the ten-year period ended September 30, 2005, value posted an average annual return of 11.59% versus only 6.62% for growth.

          Within the value category, however, large-cap stocks did not keep pace during the twelve-month period with the 26.13% increase of mid caps and the 17.75% advance of small caps.

Returns are strong, but trail the benchmark

During the period, the fund slightly lagged the solid gain of the benchmark primarily because of lower-than-expected returns from selections such as home mortgage provider Fannie Mae, Fifth Third Bancorp and autoparts maker Delphi. Holdings in Northwest Airlines and semiconductor manufacturer Atmel, two stocks not included in the benchmark, as well as such underweight positions as Valero Energy and Burlington Resources, also reduced returns.

           These detractors were partially offset by overweight holdings in several stocks that performed exceptionally well. The largest contributors to relative performance came from Altria (the parent company of Philip Morris), Sears, Allegheny Energy and Hewlett-Packard. Returns were also boosted by several stocks not included in the benchmark, including construction materials manufacturer USG and the French industrial giant Alstom.

          On September 30, 2005, foreign securities made up 5.79% of the fund’s total invested assets.

2005 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	9

Large-Cap Value Fund	Value stocks of larger companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including large-cap risk, value investing risks, style risk and foreign investment risks. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Russell 1000® Value Index is a subset of the Russell 1000 Index, which measures the performance of the top 1,000 largest companies in the Russell 3000® Index, based on market capitalization. The Russell 1000 Value Index measures the performance of those stocks of the Russell 1000 with lower price-to-book ratios and lower relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of September 30, 2005		Ticker symbol: TCLCX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	since inception[1]

Large-Cap Value Fund Retail Class	16.35%	21.40%	79.03%

Benchmark:
Russell 1000 Value Index[2]	16.69	20.46	74.89

Peer group:
Morningstar Large Value	13.67	17.74	63.55

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 223-1200.

[1]	Inception date: October 1, 2002
[2]	Russell 1000 and Russell 3000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

10	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Retail Class

PERFORMANCE

$10,000 invested at fund’s inception

Retail Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $17,903 as of September 30, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Retail Class

Best quarter: 18.42%, for the quarter ended June 30, 2003
Worst quarter: –5.63%, for the quarter ended March 31, 2003

2005 Annual Report	11
Retail Class • TIAA-CREF Institutional Mutual Funds

Large-Cap Value Fund	Value stocks of larger companies

PERFORMANCE

Fund expenses—six months ended September 30, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2005, and held for six months until September 30, 2005. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Large-Cap Value Fund (Retail Class)–expense example

	Starting fund value (4/1/05)	Ending fund value (9/30/05)		Expenses paid† (4/1/05–9/30/05)

Actual return	$1,000.00	$1,036.66		$2.24
5% annual hypothetical return	1,000.00	1,022.84	‡	2.23

†

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.44%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the Ending Fund Value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization as of 9/30/2005	Percent of portfolio

Large: over $5 billion	82.28
Middle: $1 billion–$5 billion	15.78
Small: under $1 billion	1.94

Total	100.00

Fund facts

Inception date
Retail Class	10/1/2002
Net assets (9/30/2005)	$170.75 million

12	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Retail Class

Mid-Cap Growth Fund	Growth stocks of medium-sized companies

DISCUSSION

Performance in the twelve months ended September 30, 2005

The Mid-Cap Growth Fund returned 23.80% for the Retail Class, topping both the 23.47% return of the fund’s benchmark, the Russell Midcap® Growth Index, and the 20.29% average return of similar funds, as measured by the Morningstar Mid-Cap Growth category.

Mid caps stay ahead of the market

For the sixth consecutive twelve-month period, mid-cap stocks solidly outperformed the broad U.S. stock market. The Russell Midcap Index topped the Russell 3000® Index by more than ten percentage points.

          The category continued to benefit from the market’s preference for mid caps over small caps and large caps. The Russell Midcap Index jumped 25.10%, while the small caps of the Russell 2000® Index gained 17.95% and the large caps of the Russell 1000® Index returned 14.26%. Within the mid-cap range, mid-cap growth stocks lagged mid-cap value issues, which returned 26.13% for the period, as measured by the Russell Midcap Value Index.

          The gains of mid-cap growth stocks, like those of the broader market, took place mainly in the fourth quarter of 2004. During those three months, mid-cap growth issues climbed 13.94%. For the twelve-month period, eleven of the twelve sectors of the Russell Midcap Growth Index enjoyed double-digit returns, with the largest contributions coming from the technology and health care sectors.

Stock selections send returns above the benchmark’s

Numerous successful stock selections enabled the fund to outperform its benchmark. These included overweight positions, relative to the benchmark, in energy company EOG Resources, online prescription provider Express Scripts and Consol Energy. These stocks posted exceptionally strong gains—EOG, for example, soared 128.6%. Also boosting returns were stocks not listed in the benchmark, including Monsanto.

          The largest detractor from performance was Great Wolf Resorts, another non-benchmark stock. Overweights in several stocks that did not perform as expected, including telecommunications company Avaya and medical products maker Biomet, also reduced returns slightly. However, contributors more than offset detractors, allowing the fund to beat its benchmark.

          On September 30, 2005, foreign securities made up 0.37% of the fund’s total invested assets.

2005 Annual Report	13
Retail Class • TIAA-CREF Institutional Mutual Funds

Mid-Cap Growth Fund	Growth stocks of medium-sized companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including mid-cap risk, growth investing risks, style risk and foreign investment risks. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Russell Midcap® Growth Index is a subset of the Russell Midcap Index, which measures the performance of the 800 smallest companies in the Russell 1000® Index, based on market capitalization. The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher price-to-book ratios and higher relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of September 30, 2005	Ticker symbol: TCMGX

	Average annual compound		Cumulative rates
	rates of total return*		of total return*

	1 year	since inception[1]	since inception[1]

Mid-Cap Growth Fund
Retail Class	23.80%	25.55%	98.03%

Benchmark:
Russell Midcap Growth Index[2]	23.47	24.90	94.95

Peer group:
Morningstar Mid-Cap Growth	20.29	19.58	71.65

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 223-1200.

[1]	Inception date: October 1, 2002

[2]	Russell Midcap and Russell 1000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

14	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Retail Class

PERFORMANCE

$10,000 invested at fund’s inception

Retail Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $19,803 as of September 30, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Retail Class

Best quarter: 18.34%, for the quarter ended June 30, 2003
Worst quarter: –4.30%, for the quarter ended September 30, 2004

2005 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	15

Mid-Cap Growth Fund	Growth stocks of medium-sized companies

PERFORMANCE

Fund expenses—six months ended September 30, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2005, and held for six months until September 30, 2005. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Mid-Cap Growth Fund (Retail Class)—expense example

	Starting fund value (4/1/05)	Ending fund value (9/30/05)		Expenses paid† (4/1/05–9/30/05)

Actual return	$1,000.00	$1,087.40		$2.30
5% annual hypothetical return	1,000.00	1,022.84	‡	2.23

†

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.44%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the Ending Fund Value shown for the fund’s actual return.

Portfolio breakdown by company size

Percent of
Capitalization as of 9/30/2005	portfolio

Large: over $5 billion	69.65
Middle: $1 billion–$5 billion	27.45
Small: under $1 billion	2.90

Total	100.00

Fund facts

Inception date
Retail Class	10/1/2002
Net assets (9/30/2005)	$62.48 million

16	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Retail Class

Mid-Cap Value Fund	Value stocks of medium-sized companies

DISCUSSION

Performance in the twelve months ended September 30, 2005

The Mid-Cap Value Fund returned 27.23% for the Retail Class, outpacing the 26.13% return of the fund’s benchmark, the Russell Midcap® Value Index, and the 18.77% average return of similar funds, as measured by the Morningstar Mid-Cap Value category.

Mid-cap value leads the market again

For the fifth consecutive twelve-month period, mid-cap value stocks solidly outperformed the broad U.S. stock market. The gain of the Russell Midcap Value Index topped that of the Russell 3000® Index by more than eleven percentage points.

          The category continued to benefit from the market’s preference for value over growth and for mid caps over other cap sizes. While value’s lead over growth narrowed during the period, mid-cap stocks remained well ahead of small caps and large caps. The Russell Midcap Index jumped 25.10%, while the small caps of the Russell 2000® Index gained 17.95% and the large caps of the Russell 1000® Index returned 14.26%.

          The gains of mid-cap value stocks, like those of the broader market, took place mostly in the fourth quarter of 2004. For those three months, mid-cap value issues advanced 13.46%.

          For the twelve-month period, all twelve sectors of the Russell Midcap Value Index enjoyed double-digit returns, with the largest contributions coming from the financial, utilities and “other energy” sectors.

Stock selections lift returns above the benchmark’s

The fund outperformed its benchmark because of numerous successful stock selections. These included overweight positions in Allegheny Energy, construction materials manufacturer USG, and two HMOs, Pacificare Health Systems and WellPoint. These stocks posted exceptionally strong gains—USG, for example, soared 277%. Also boosting returns were stocks not listed in the benchmark, including Hudson City Bancorp and Oregon Steel Mills.

          An overweight in autoparts maker Lear was the largest detractor from performance. The exclusion of Edison International and Apple Computer also lowered returns slightly. However, contributors more than offset detractors, enabling the fund to beat its benchmark.

          On September 30, 2005, foreign securities made up 5.91% of the fund’s total invested assets.

2005 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	17

Mid-Cap Value Fund	Value stocks of medium-sized companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including mid-cap risk, value investing risks, style risk and foreign investment risks. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Russell Midcap® Value Index is a subset of the Russell Midcap Index, which measures the performance of the 800 smallest companies in the Russell 1000® Index, based on market capitalization. The Russell Midcap Value Index measures the performance of those stocks of the Russell Midcap Index with lower price-to-book ratios and lower relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of September 30, 2005	Ticker symbol: TCMVX

	Average annual compound		Cumulative rates
	rates of total return*		of total return*

	1 year	since inception[1]	since inception[1]

Mid-Cap Value Fund
Retail Class	27.23%	28.39%	111.79%

Benchmark:
Russell Midcap Growth Index[2]	26.13	26.65	103.28

Peer group:
Morningstar Mid-Cap Value	18.77	22.14	82.82

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 223-1200.

[1]	Inception date: October 1, 2002

[2]	Russell Midcap and Russell 1000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

18	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Retail Class

PERFORMANCE

$10,000 invested at fund’s inception

Retail Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $21,179 as of September 30, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Retail Class

Best quarter: 18.58%, for the quarter ended June 30, 2003
Worst quarter: –3.88%, for the quarter ended March 31, 2003

2005 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	19

Mid-Cap Value Fund	Value stocks of medium-sized companies

PERFORMANCE

Fund expenses—six months ended September 30, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

     The examples assume $1,000 was invested on April 1, 2005, and held for six months until September 30, 2005. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Mid-Cap Value Fund (Retail Class)—expense example

	Starting fund value (4/1/05)	Ending fund value (9/30/05)		Expenses paid† (4/1/05–9/30/05)

Actual return	$1,000.00	$1,084.70		$2.30
5% annual hypothetical return	1,000.00	1,022.84	‡	2.23

†

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.44%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the Ending Fund Value shown for the fund’s actual return.

Portfolio breakdown by company size

Percent of
Capitalization as of 9/30/2005	portfolio

Large: over $5 billion	63.13
Middle: $1 billion–$5 billion	29.31
Small: under $1 billion	7.56

Total	100.00

Fund facts

Inception date
Retail Class	10/1/2002
Net assets (9/30/2005)	$95.61 million

20	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Retail Class

Small-Cap Equity Fund	Stocks of smaller companies

DISCUSSION

Performance in the twelve months ended September 30, 2005

The Small-Cap Equity Fund returned 16.55% for the Retail Class, trailing the 17.95% return of its benchmark, the Russell 2000® Index. The average return of similar funds was 19.24%, as measured by the Morningstar Small Blend category.

Fourth-quarter gains drive returns

For the twelve-month period, small caps trailed mid caps, which rose 25.10%, but easily surpassed the 14.26% return of large-cap stocks. The Russell 2000 Index also outpaced the 14.57% gain of the Russell 3000® Index, which measures the broad U.S. market.

          Most of the gains of small caps, like those of the broader market, took place during the fourth-quarter of 2004. The Russell 2000 Index rose 14.09% during the three-month period—the eighth time in ten years that small caps delivered a fourth-quarter gain.

          All of the benchmark’s sectors ended the twelve-month period with double-digit gains. Soaring 70.7%, the “other energy” sector was the largest contributor to benchmark performance. The financial and consumer discretionary goods sectors, also heavy contributors to returns, rose 12.0% and 12.5%, respectively.

Returns are solid but lag the benchmark

Performance relative to the benchmark was hampered by several overweight stocks that did not perform as anticipated. These included R&G Financial, Saxon Capital, Oriental Financial and TransMontaigne, a distributor of crude oil and refined petroleum products. An underweight holding in Amylin Pharmaceuticals also hurt relative performance.

          A large number of successful stock selections made positive contributions to the fund’s performance. These included Frontier Oil; LifeCell, a company that makes surgical products from human tissue; Cal Dive International, a provider of subsea construction and maintenance services; and Goodyear Tire & Rubber.

          The fund continued its use of proprietary mathematical models to evaluate and select attractive stocks in the small-cap category.

2005 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	21

Small-Cap Equity Fund	Stocks of smaller companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to small-cap risk. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, based on market capitalization. You cannot invest directly in these indexes.

Performance as of September 30, 2005	Ticker symbol: TCSEX

	Average annual compound		Cumulative rates
	rates of total return*		of total return*

	1 year	since inception[1]	since inception[1]

Small-Cap Equity Fund
Retail Class	16.55%	24.39%	92.57%

Benchmark:
Russell 2000 Index[2]	17.95	24.10	91.23

Peer group:
Morningstar Small Blend	19.24	23.25	88.23

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 223-1200.

[1]	Inception date: October 1, 2002

[2]	Russell 2000 and Russell 3000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

22	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Retail Class

PERFORMANCE

$10,000 invested at fund’s inception

Retail Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $19,257 as of September 30, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Retail Class

Best quarter: 23.49%, for the quarter ended June 30, 2003
Worst quarter: –5.60%, for the quarter ended March 31, 2005

2005 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	23

Small-Cap Equity Fund	Stocks of smaller companies

PERFORMANCE

Fund expenses—six months ended September 30, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2005, and held for six months until September 30, 2005. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Small-Cap Equity Fund (Retail Class)—expense example
	Starting fund value (4/1/05)	Ending fund value (9/30/05)		Expenses paid† (4/1/05–9/30/05)

Actual return	$1,000.00	$1,078.54		$1.56
5% annual hypothetical return	1,000.00	1,023.55	‡	1.52

†

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-months expense ratio for that period is 0.30%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the Ending Fund Value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization as of 9/30/2005	Percent of portfolio

Large: over $5 billion	2.60
Middle: $1 billion–$5 billion	50.62
Small: under $1 billion	46.78

Total	100.00

Fund facts

Inception date
Retail Class	10/1/2002
Net assets (9/30/2005)	$71.40 million

24	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Retail Class

Real Estate Securities Fund	Real estate securities

DISCUSSION

Performance in the twelve months ended September 30, 2005

The Real Estate Securities Fund gained 22.89% for the Retail Class. During the period, the fund’s benchmark, the Dow Jones Wilshire Real Estate Securities Index, returned 29.04%, versus the 26.23% average return of similar funds, as measured by the Morningstar Specialty Real Estate category.

REITs soar, dip and recover

The 16.46% advance of the benchmark in the fourth quarter of 2004 accounted for most of its gains during the twelve-month period. Investors turned to real estate investment trusts (REITs) as an alternative to lower-yielding bonds. During the first quarter of 2005, however, long-term interest rates rose, prompting many REIT investors to switch back to the bond market. After two years of returns far above the historical average, the real estate sector was ripe for a correction, and REITs gave back 6.43%.

          Aided by a drop in long-term interest rates, the benchmark climbed 14.13% during the second quarter and added 3.75% in the third. For the twelve-month period, the benchmark’s return was nearly double the 14.57% return of the Russell 3000® Index, which measures the broad U.S. stock market.

Sector weightings provide mixed results

The fund trailed the benchmark for the period primarily because of positions in the mortgage sector, which is not included in the benchmark. In general, mortgage REITs profit by borrowing money at short-term interest rates and then collecting mortgage payments at higher rates. However, the spread between short- and long-term rates narrowed during the period, and the sector’s performance suffered. The fund’s managers subsequently trimmed their holdings in the mortgage sector.

          An additional drag on performance relative to the benchmark came from an underweight in one stock in the office sector. This holding performed significantly better than expected.

          These results were partly offset by a number of sector weightings that proved successful. Relative performance was boosted by a large overweight in the hotel sector, which benefited from increased business and leisure travel, and by underweights in the industrial, apartment, office and retail sectors, all of which underperformed the index.

          Throughout the period, the fund’s portfolio was diversified across eleven sectors, with nearly 80% of its assets concentrated in five of them.

2005 Annual Report	25
Retail Class • TIAA-CREF Institutional Mutual Funds

Real Estate Securities Fund	Real estate securities

Investment objective

The fund seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity and fixed-income securities of companies principally engaged in or related to the real estate industry.

Special investment risks

In addition to the risks of any equity or fixed-income investment, the fund is subject to special risks, including real estate investing risks, real estate securities risk, small-cap risk and foreign investment risks. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Dow Jones Wilshire Real Estate Securities Index measures the performance of publicly traded real estate securities, such as real estate investment trusts and real estate operating companies. You cannot invest directly in this index.

Performance as of September 30, 2005		Ticker symbol: TCREX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	since inception[1]

Real Estate Securities Fund Retail Class	22.89%	26.40%	102.07%

Benchmark:
Dow Jones Wilshire
Real Estate Securities Index	29.04	27.45	107.18

Peer group:
Morningstar Specialty Real Estate	26.23	25.93	100.32

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 223-1200.

[1]	Inception date: October 1, 2002

26	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Retail Class

PERFORMANCE

$10,000 invested at fund’s inception

Retail Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $20,207 as of September 30, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Retail Class

Best quarter: 17.12%, for the quarter ended December 31, 2004
Worst quarter: –6.86%, for the quarter ended March 31, 2005

2005 Annual Report	27
Retail Class • TIAA-CREF Institutional Mutual Funds

Real Estate Securities Fund	Real estate securities

PERFORMANCE

Fund expenses—six months ended September 30, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2005, and held for six months until September 30, 2005. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Real Estate Securities Fund (Retail Class)—expense example

	Starting fund value (4/1/05)	Ending fund value (9/30/05)		Expenses paid† (4/1/05–9/30/05)

Actual return	$1,000.00	$1,124.21		$2.39
5% annual hypothetical return	1,000.00	1,022.79	‡	2.28

†

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.45%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the Ending Fund Value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization as of 9/30/2005	Percent of portfolio

Large: over $5 billion	36.63
Middle: $1 billion–$5 billion	25.63
Small: under $1 billion	37.74

Total	100.00

Fund facts

Inception date
Retail Class	10/1/2002
Net assets (9/30/2005)	$160.22 million

28	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Retail Class

Inflation-Linked Bond Fund	Inflation-protected bonds

DISCUSSION

Performance in the twelve months ended September 30, 2005

The Inflation-Linked Bond Fund returned 5.14% for the Retail Class, closely tracking the 5.31% gain of its benchmark, the Lehman Brothers U.S. Treasury Inflation-Protected Securities (TIPS) Index.

Inflation and interest rates rise

During the period, the Federal Reserve raised short-term interest rates eight times, lifting them from 1.75% to 3.75%. As the period wore on, the Fed voiced greater concern about inflationary pressures. Oil prices approached $70 a barrel, and the growing economy added an average of nearly 180,000 jobs per month during the twelve months ended in September. On September 30, year-over-year inflation, as measured by the Consumer Price Index for All Urban Consumers, was 4.7%, compared with 2.5% twelve months earlier.

TIPS suffer as investors seek higher yields

These might seem to be promising conditions for inflation-linked bonds. However, despite higher oil prices, inflation concerns and the uncertainty created by two devastating hurricanes, TIPS lost part of their advantage over other segments of the bond market during the period. Although short-term interest rates rose, the rates offered by bonds with longer maturities declined. In their search for higher returns, investors turned to high-yielding, lower-rated securities, such as corporate bonds.

          During the period, the Lehman TIPS index outperformed the 2.80% rise in the Lehman Brothers U.S. Aggregate Index, which tracks a broad range of government, corporate and mortgage-backed bonds.

Strategies reduce effects of fund expense charges

The slight gap between the fund’s return and that of the benchmark was due to the fund’s expense charges; the index does not include such charges. To try to reduce the effects of the charges on performance, the fund’s managers sought to obtain relative value among inflation-indexed securities. To do this, they bought securities at auction, in the market-place or in various secondary markets throughout the United States, depending on market conditions.

          As of September 30, 2005, the fund’s overall option-adjusted duration was 8.38 years, compared with the benchmark’s 8.30 years. We generally keep the fund’s duration— a measure of a bond’s sensitivity to interest-rate changes—close to the benchmark’s to reduce the risk that the fund will underperform the benchmark.

2005 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	29

Inflation-Linked Bond Fund	Inflation-protected bonds

Investment objective

The fund seeks a long-term rate of return that outpaces inflation, primarily through investment in inflation-indexed bonds.

Special investment risks

In addition to the risks of any fixed-income investment, the fund is subject to the risks of inflation-indexed bonds and foreign investment risks. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Lehman Brothers U.S. TIPS Index measures the performance of fixed-income securities with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index for All Urban Consumers. You cannot invest directly in this index.

Performance as of September 30, 2005	Ticker symbol: TCILX

	Average annual compound		Cumulative rates
	rates of total return*		of total return*

		since	since
	1 year	inception[1]	inception[1]

Inflation-Linked Bond Fund
Retail Class	5.14%	6.32%	20.19%

Benchmark:
Lehman Brothers U.S. Treasury
Inflation-Protected Securities Index	5.31	6.68	21.42

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 223-1200.

[1]	Inception date: October 1, 2002

30	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class

PERFORMANCE

$10,000 invested at fund’s inception

Retail Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $12,019 as of September 30, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Retail Class

Best quarter: 5.15%, for the quarter ended March 31, 2004
Worst quarter: –3.19%, for the quarter ended June 30, 2004

2005 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	31

Inflation-Linked Bond Fund	Inflation-protected bonds

PERFORMANCE

Fund expenses–six months ended September 30, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2005, and held for six months until September 30, 2005. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Inflation-Linked Bond Fund (Retail Class)—expense example

	Starting fund value	Ending fund value	Expenses paid†
	(4/1/05)	(9/30/05)	(4/1/05–9/30/05)

Actual return	$1,000.00	$1,026.78	$1.52
5% annual hypothetical return	1,000.00	1,023.55‡	1.52

†

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.30%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s advisor to reimburse the fund for various other expenses through February 1, 2006. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the Ending Fund Value shown for the fund’s actual return.

Portfolio composition by maturity (as of 9/30/2005)

Percent of
invested assets

1–20-Year Bonds	81.4
Over-20-Year Bonds	18.6

Total	100.0

Fund facts

Inception date
Retail Class	10/1/2002
Net assets (9/30/2005)	$70.28 million

32	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class

Large-Cap Value Fund	Summary portfolio of investments September 30, 2005

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	AMUSEMENT AND RECREATION SERVICES		$3,312,054	0.61%

	APPAREL AND ACCESSORY STORES		815,085	0.15

	APPAREL AND OTHER TEXTILE PRODUCTS		975,628	0.18

	AUTO REPAIR, SERVICES AND PARKING
	Lear Corp	103,435	3,513,687	0.64

			3,513,687	0.64

	BUSINESS SERVICES		5,440,425	0.99

	CHEMICALS AND ALLIED PRODUCTS
	Colgate-Palmolive Co	100,152	5,287,024	0.97
	Merck & Co, Inc	196,565	5,348,534	0.98
	Pfizer, Inc	357,114	8,917,137	1.63
*	Rhodia S.A., ADR	2,036,606	4,052,846	0.74
	Wyeth	220,761	10,214,611	1.87
	Other		11,913,288	2.18

			45,733,440	8.37

	COMMUNICATIONS
	BellSouth Corp	203,029	5,339,663	0.98
	SBC Communications, Inc	236,119	5,659,772	1.03
	Sprint Nextel Corp	188,403	4,480,223	0.82
	Verizon Communications, Inc	180,618	5,904,402	1.08
	Other		5,606,999	1.03

			26,991,059	4.94

	DEPOSITORY INSTITUTIONS
	Bank of America Corp	406,850	17,128,385	3.14
	Citigroup, Inc	481,547	21,920,019	4.01
	Hudson City Bancorp, Inc	722,789	8,601,189	1.58
	JPMorgan Chase & Co	449,262	15,243,460	2.79
	Northern Trust Corp	113,807	5,752,944	1.05
	SunTrust Banks, Inc	76,185	5,291,048	0.97
	Washington Mutual, Inc	274,481	10,765,145	1.97
	Wells Fargo & Co	158,682	9,294,005	1.70
	Other		10,545,824	1.93

			104,542,019	19.14

	EATING AND DRINKING PLACES
	Brinker International, Inc	228,356	8,577,051	1.57

			8,577,051	1.57

	ELECTRIC, GAS, AND SANITARY SERVICES
*	Allegheny Energy, Inc	212,586	6,530,642	1.19
	FPL Group, Inc	83,951	3,996,068	0.73
	Other		24,232,730	4.44

			34,759,440	6.36

	2005 Annual Report	33
SEE NOTES TO FINANCIAL STATEMENTS	Retail Class • TIAA-CREF Institutional Mutual Funds

Large-Cap Value Fund	Summary portfolio of investments
	September 30, 2005	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
	Honeywell International, Inc	209,733	$7,864,988	1.44%
	Other		17,086,196	3.13

			24,951,184	4.57

	FABRICATED METAL PRODUCTS
	Illinois Tool Works, Inc	78,408	6,455,331	1.18

			6,455,331	1.18

	FOOD AND KINDRED PRODUCTS		3,271,167	0.60

	GENERAL MERCHANDISE STORES		196,002	0.04

	HEALTH SERVICES
*	Tenet Healthcare Corp	373,640	4,195,977	0.77
	Other		1,137,394	0.21

			5,333,371	0.98

	HEAVY CONSTRUCTION, EXCEPT BUILDING
*	Alstom Group	92,792	4,419,050	0.81

			4,419,050	0.81

	HOLDING AND OTHER INVESTMENT OFFICES		597	0.00	**

	HOTELS AND OTHER LODGING PLACES
	Accor S.A.	76,963	3,899,055	0.71

			3,899,055	0.71

	INDUSTRIAL MACHINERY AND EQUIPMENT
*	Brocade Communications Systems, Inc	943,218	3,848,329	0.70
	Deere & Co	69,419	4,248,443	0.78
	Hewlett-Packard Co	467,848	13,661,162	2.50

			21,757,934	3.98

	INSTRUMENTS AND RELATED PRODUCTS
	Eastman Kodak Co	144,054	3,504,834	0.64
	Other		3,390,281	0.62

			6,895,115	1.26

	INSURANCE AGENTS, BROKERS AND SERVICE
	Marsh & McLennan Cos, Inc	304,367	9,249,713	1.69

			9,249,713	1.69

	INSURANCE CARRIERS
	American International Group, Inc	159,567	9,886,771	1.81
	St. Paul Travelers Cos, Inc	230,623	10,348,054	1.89
	Other		16,017,578	2.93

			36,252,403	6.63

	METAL MINING		2,904,892	0.53

34	2005 Annual Report
	TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

Large-Cap Value Fund	Summary portfolio of investments September 30, 2005	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	MISCELLANEOUS RETAIL
*	Rite Aid Corp	1,181,805	$4,585,403	0.84%
*	Sears Holdings Corp	73,105	9,095,724	1.66
	Other		2,000,117	0.37

			15,681,244	2.87

	MOTION PICTURES
	Time Warner, Inc	699,137	12,661,371	2.32
	Viacom, Inc (Class B)	297,904	9,833,811	1.80
	Other		478,435	0.09

			22,973,617	4.21

	NONDEPOSITORY INSTITUTIONS
	Fannie Mae	182,179	8,165,263	1.50
	Other		1,100,586	0.20

			9,265,849	1.70

	OIL AND GAS EXTRACTION
	Devon Energy Corp	91,431	6,275,824	1.15
	Petroleo Brasileiro S.A., ADR	69,059	4,937,028	0.90
	Schlumberger Ltd	53,060	4,477,203	0.82
	Other		4,645,310	0.85

			20,335,365	3.72

	PAPER AND ALLIED PRODUCTS
	Georgia-Pacific Corp	122,368	4,167,854	0.76
	Other		3,069,959	0.56

			7,237,813	1.32

	PETROLEUM AND COAL PRODUCTS
	Chevron Corp	281,866	18,245,186	3.34
	ConocoPhillips	99,550	6,959,541	1.27
	Exxon Mobil Corp	416,672	26,475,339	4.85
	Other		2,520,977	0.46

			54,201,043	9.92

	RAILROAD TRANSPORTATION
	Union Pacific Corp	60,415	4,331,756	0.79

			4,331,756	0.79

	REAL ESTATE		103,403	0.02

	SECURITY AND COMMODITY BROKERS
	Morgan Stanley	225,015	12,137,309	2.22
	Nomura Holdings, Inc	236,500	3,674,577	0.67
	Other		7,156,119	1.31

			22,968,005	4.20

	STONE, CLAY, AND GLASS PRODUCTS		96,277	0.02

	2005 Annual Report	35
SEE NOTES TO FINANCIAL STATEMENTS	Retail Class • TIAA-CREF Institutional Mutual Funds

Large-Cap Value Fund	Summary portfolio of investments
	September 30, 2005	concluded

COMPANY		SHARES	VALUE	% OF NET ASSETS

TOBACCO PRODUCTS
Altria Group, Inc		215,510	$15,885,242	2.91%

			15,885,242	2.91

TRANSPORTATION BY AIR			199,066	0.04

TRANSPORTATION EQUIPMENT			4,847,995	0.89

TRANSPORTATION SERVICES			1,074,178	0.20

WHOLESALE TRADE-NONDURABLE GOODS
Cardinal Health, Inc		114,454	7,260,962	1.33
Other			112,640	0.02

			7,373,602	1.35

TOTAL COMMON STOCKS	(Cost $513,463,830)		546,820,157	100.09

TOTAL PORTFOLIO	(Cost $513,463,830)		546,820,157	100.09%
OTHER ASSETS & LIABILITIES, NET			(497,029)	(0.09)

NET ASSETS			$546,323,128	100.00%

*	Non-income producing.

**	Percentage represents less than 0.01%. ABBREVIATION: ADR—American Depositary Receipt

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At September 30, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $514,882,302. Net unrealized appreciation of portfolio investments aggregated $31,937,855 of which $49,923,619 related to appreciated portfolio investments and $17,985,764 related to depreciated portfolio investments.

36	2005 Annual Report
	TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Growth Fund	Summary portfolio of investments
September 30, 2005

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	AMUSEMENT AND RECREATION SERVICES		$1,355,697	0.63%

	APPAREL AND ACCESSORY STORES		2,514,137	1.17

	APPAREL AND OTHER TEXTILE PRODUCTS		5,802	0.00	**

	BUILDING MATERIALS AND GARDEN SUPPLIES
	Sherwin-Williams Co	42,903	1,890,735	0.88

			1,890,735	0.88

	BUSINESS SERVICES
*	Cogent, Inc	84,814	2,014,333	0.94
*	Cognizant Technology Solutions Corp	53,878	2,510,176	1.17
*	McAfee, Inc	65,873	2,069,730	0.96
*	VeriSign, Inc	104,565	2,234,554	1.04
	Other		15,203,476	7.06

			24,032,269	11.17

	CHEMICALS AND ALLIED PRODUCTS
	Ecolab, Inc	63,440	2,025,639	0.94
*	Sepracor, Inc	55,385	3,267,161	1.52
	Other		6,678,263	3.10

			11,971,063	5.56

	COAL MINING		3,142,548	1.46

	COMMUNICATIONS
	Global Payments, Inc	26,673	2,073,025	0.96
*	NII Holdings, Inc (Class B)	27,248	2,301,094	1.07
*	Univision Communications, Inc (Class A)	74,212	1,968,844	0.91
*	XM Satellite Radio Holdings, Inc	78,336	2,813,046	1.31
	Other		2,490,831	1.16

			11,646,840	5.41

	DEPOSITORY INSTITUTIONS
	Hudson City Bancorp, Inc	255,383	3,039,058	1.41
	Other		528,648	0.25

			3,567,706	1.66

	EATING AND DRINKING PLACES
	Brinker International, Inc	60,975	2,290,221	1.06
	Other		1,581,900	0.74

			3,872,121	1.80

	ELECTRIC, GAS, AND SANITARY SERVICES		1,206,241	0.56

	2005 Annual Report	37
SEE NOTES TO FINANCIAL STATEMENTS	Retail Class • TIAA-CREF Institutional Mutual Funds

Mid-Cap Growth Fund	Summary portfolio of investments September 30, 2005	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
	Amphenol Corp (Class A)	61,943	$2,498,781	1.16%
	Analog Devices, Inc	95,030	3,529,414	1.64
*	Broadcom Corp (Class A)	43,184	2,025,761	0.94
*	Comverse Technology, Inc	87,437	2,296,970	1.07
	L-3 Communications Holdings, Inc	23,209	1,835,136	0.85
	Linear Technology Corp	57,089	2,145,976	1.00
	National Semiconductor Corp	120,001	3,156,026	1.47
*	Network Appliance, Inc	116,216	2,758,968	1.28
	Xilinx, Inc	106,482	2,965,524	1.38
	Other		9,003,332	4.18

			32,215,888	14.97

	ENGINEERING AND MANAGEMENT SERVICES
*	Jacobs Engineering Group, Inc	27,998	1,887,065	0.88
	Moody’s Corp	63,100	3,223,148	1.50
	Quest Diagnostics, Inc	63,431	3,205,803	1.49
	Other		5,064,926	2.35

			13,380,942	6.22

	FOOD AND KINDRED PRODUCTS
	McCormick & Co, Inc (Non-Vote)	70,504	2,300,546	1.07
	Other		455,001	0.21

			2,755,547	1.28

	FOOD STORES		693,493	0.32

	FURNITURE AND FIXTURES
	Herman Miller, Inc	71,165	2,156,300	1.00

			2,156,300	1.00

	FURNITURE AND HOMEFURNISHINGS STORES
*	Bed Bath & Beyond, Inc	102,719	4,127,249	1.92
	Other		1,721,913	0.80

			5,849,162	2.72

	GENERAL BUILDING CONTRACTORS
*	NVR, Inc	2,537	2,245,118	1.04
	Other		1,653,604	0.77

			3,898,722	1.81

	GENERAL MERCHANDISE STORES		1,128,141	0.52

	HEALTH SERVICES
*	DaVita, Inc	49,997	2,303,362	1.07
*	Express Scripts, Inc	57,558	3,580,108	1.66
	Other		4,443,293	2.07

			10,326,763	4.80

	HOLDING AND OTHER INVESTMENT OFFICES		1,492,471	0.69

38	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Growth Fund	Summary portfolio of investments September 30, 2005	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	HOTELS AND OTHER LODGING PLACES
	Hilton Hotels Corp	150,471	$3,358,513	1.56%
	Station Casinos, Inc	32,321	2,144,822	1.00
	Other		636,872	0.29

			6,140,207	2.85

	INDUSTRIAL MACHINERY AND EQUIPMENT
	American Standard Cos, Inc	85,726	3,990,545	1.85
	Eaton Corp	32,907	2,091,240	0.97
	Other		3,306,530	1.54

			9,388,315	4.36

	INSTRUMENTS AND RELATED PRODUCTS
	Bard (C.R.), Inc	28,580	1,887,137	0.88
	Biomet, Inc	58,288	2,023,176	0.94
*	Fisher Scientific International, Inc	33,198	2,059,936	0.96
*	St. Jude Medical, Inc	65,800	3,079,440	1.43
	Other		418,429	0.19

			9,468,118	4.40

	INSURANCE CARRIERS		1,627,600	0.76

	LEATHER AND LEATHER PRODUCTS
*	Coach, Inc	75,416	2,365,046	1.10

			2,365,046	1.10

	METAL MINING
	Freeport-McMoRan Copper & Gold, Inc (Class A)	51,568	2,505,689	1.16

			2,505,689	1.16

	MISCELLANEOUS MANUFACTURING INDUSTRIES		1,134,228	0.53

	MISCELLANEOUS RETAIL		1,587,588	0.74

	OIL AND GAS EXTRACTION
	Baker Hughes, Inc	43,497	2,595,901	1.21
	ENSCO International, Inc	48,759	2,271,682	1.05
	Equitable Resources, Inc	49,974	1,951,984	0.91
	Noble Energy, Inc	42,736	2,004,318	0.93
	Other		4,457,635	2.07

			13,281,520	6.17

	PERSONAL SERVICES
	Cintas Corp	51,663	2,120,766	0.99

			2,120,766	0.99

	PETROLEUM AND COAL PRODUCTS
	EOG Resources, Inc	49,814	3,731,069	1.73
	Other		1,939,084	0.90

			5,670,153	2.63

	PRINTING AND PUBLISHING		139,415	0.06

	REAL ESTATE		1,881,726	0.87

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	39

Mid-Cap Growth Fund	Summary portfolio of investments September 30, 2005	concluded

	COMPANY		SHARES	VALUE	% OF NET ASSETS

	SECURITY AND COMMODITY BROKERS
*	Ameritrade Holding Corp		83,524	$1,794,096	0.84%
	Other			5,774,734	2.68

				7,568,830	3.52

	TRANSPORTATION BY AIR
	Southwest Airlines Co		129,379	1,921,278	0.89

				1,921,278	0.89

	TRANSPORTATION EQUIPMENT
	ITT Industries, Inc		31,543	3,583,285	1.66

				3,583,285	1.66

	TRANSPORTATION SERVICES			2,064,243	0.96

	WATER TRANSPORTATION			1,196,942	0.56

	WHOLESALE TRADE-DURABLE GOODS			789,551	0.37

	TOTAL COMMON STOCKS	(Cost $182,880,967)		213,537,088	99.21

	SHORT-TERM INVESTMENTS
†	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES			1,430,000	0.67

	TOTAL SHORT-TERM INVESTMENTS	(Cost $1,429,747)		1,430,000	0.67

	TOTAL PORTFOLIO	(Cost $184,310,714)		214,967,088	99.88%
	OTHER ASSETS & LIABILITIES, NET			265,280	0.12

	NET ASSETS			$215,232,368	100.00%

*	Non-income producing.

**	Percentage represents less than 0.01%.

†	Notes have a rate of 3.180% and mature 10/03/05.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At September 30, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $184,653,255. Net unrealized appreciation of portfolio investments aggregated $30,313,833 of which $33,651,329 related to appreciated portfolio investments and $3,337,496 related to depreciated portfolio investments.

40	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Value Fund	Summary portfolio of investments September 30, 2005

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	AMUSEMENT AND RECREATION SERVICES		$2,272,275	0.59%

	APPAREL AND OTHER TEXTILE PRODUCTS		1,074,484	0.28

	AUTO REPAIR, SERVICES AND PARKING		407,640	0.10

	BUILDING MATERIALS AND GARDEN SUPPLIES		1,101,750	0.28

	BUSINESS SERVICES		7,578,100	1.95

	CHEMICALS AND ALLIED PRODUCTS
	Lyondell Chemical Co	92,600	2,650,212	0.68
	Other		17,574,728	4.53

			20,224,940	5.21

	COAL MINING		1,265,250	0.33

	COMMUNICATIONS
*	Cablevision Systems Corp (Class A)	100,000	3,067,000	0.79
	PanAmSat Holding Corp	103,000	2,492,600	0.64
	Other		4,920,140	1.27

			10,479,740	2.70

	DEPOSITORY INSTITUTIONS
	Bank of New York Co, Inc	92,000	2,705,720	0.70
	Hudson City Bancorp, Inc	885,132	10,533,071	2.72
	Marshall & Ilsley Corp	72,000	3,132,720	0.81
	North Fork Bancorporation, Inc	140,000	3,570,000	0.92
	Other		14,603,765	3.76

			34,545,276	8.91

	EATING AND DRINKING PLACES		3,210,458	0.83

	ELECTRIC, GAS, AND SANITARY SERVICES
*	Allegheny Energy, Inc	150,000	4,608,000	1.19
	Constellation Energy Group, Inc	59,000	3,634,400	0.94
	FPL Group, Inc	53,000	2,522,800	0.65
	FirstEnergy Corp	43,500	2,267,220	0.58
	NorthWestern Corp	91,000	2,747,290	0.71
*	NRG Energy, Inc	52,000	2,215,200	0.57
	PG&E Corp	85,000	3,336,250	0.86
	PPL Corp	100,000	3,233,000	0.83
	Public Service Enterprise Group, Inc	70,000	4,505,200	1.16
	Other		21,756,514	5.61

			50,825,874	13.10

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT		15,649,875	4.03

	ENGINEERING AND MANAGEMENT SERVICES
*	Accenture Ltd (Class A)	96,000	2,444,160	0.63
	Other		379,500	0.10

			2,823,660	0.73

	FABRICATED METAL PRODUCTS		953,000	0.25

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	41

Mid-Cap Value Fund	Summary portfolio of investments September 30, 2005	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	FOOD AND KINDRED PRODUCTS
	Coca-Cola Enterprises, Inc	132,000	$2,574,000	0.66%
*	Constellation Brands, Inc (Class A)	227,000	5,902,000	1.52
*	Smithfield Foods, Inc	82,000	2,433,760	0.63
	Other		4,151,740	1.07

			15,061,500	3.88

	FOOD STORES
*	Kroger Co	210,000	4,323,900	1.11

			4,323,900	1.11

	FURNITURE AND HOMEFURNISHINGS STORES		880,800	0.23

	GENERAL BUILDING CONTRACTORS		3,223,840	0.83

	GENERAL MERCHANDISE STORES
	Federated Department Stores, Inc	40,435	2,703,888	0.70
	Other		3,617,120	0.93

			6,321,008	1.63

	HEALTH SERVICES		5,161,830	1.33

	HEAVY CONSTRUCTION, EXCEPT BUILDING		1,269,761	0.33

	HOLDING AND OTHER INVESTMENT OFFICES
	Boston Properties, Inc	33,500	2,375,150	0.61
	General Growth Properties, Inc	63,000	2,830,590	0.73
	iShares Russell Midcap Value Index Fund	124,107	15,370,652	3.96
	Prologis	62,651	2,776,066	0.72
	Other		20,713,247	5.34

			44,065,705	11.36

	HOTELS AND OTHER LODGING PLACES
	Accor S.A.	55,000	2,786,378	0.72
	Starwood Hotels & Resorts Worldwide, Inc	38,500	2,201,045	0.57
	Other		1,240,800	0.32

			6,228,223	1.61

	INDUSTRIAL MACHINERY AND EQUIPMENT
	American Standard Cos, Inc	70,500	3,281,775	0.84
	Deere & Co	37,355	2,286,126	0.59
	Eaton Corp	39,500	2,510,225	0.65
	Other		5,621,400	1.45

			13,699,526	3.53

	INSTRUMENTS AND RELATED PRODUCTS
*	Fisher Scientific International, Inc	36,000	2,233,800	0.58
*	Xerox Corp	234,000	3,194,100	0.82
	Other		2,296,310	0.59

			7,724,210	1.99

	INSURANCE AGENTS, BROKERS AND SERVICE
	Marsh & McLennan Cos, Inc	107,000	3,251,730	0.84

			3,251,730	0.84

42	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Value Fund	Summary portfolio of investments September 30, 2005	continued

	COMPANY		SHARES	VALUE	% OF NET ASSETS

	INSURANCE CARRIERS
	Genworth Financial, Inc		162,000	$5,222,880	1.35%
*	Pacificare Health Systems, Inc	.	45,000	3,590,100	0.93
	St. Paul Travelers Cos, Inc		52,000	2,333,240	0.60
	UnumProvident Corp		110,000	2,255,000	0.58
*	WellChoice, Inc		40,500	3,073,950	0.79
	Other			13,622,020	3.51

				30,097,190	7.76

	LUMBER AND WOOD PRODUCTS			1,503,055	0.39

	METAL MINING
	Freeport-McMoRan Copper & Gold, Inc (Class A)		47,000	2,283,730	0.59
	Other			2,538,514	0.65

				4,822,244	1.24

	MISCELLANEOUS MANUFACTURING INDUSTRIES			369,250	0.10

	MISCELLANEOUS RETAIL			5,740,290	1.48

	MOTION PICTURES			2,594,960	0.67

	NONDEPOSITORY INSTITUTIONS
	CIT Group, Inc		62,000	2,801,160	0.72
	Other			2,172,660	0.56

				4,973,820	1.28

	OIL AND GAS EXTRACTION
	Noble Energy, Inc		77,000	3,611,300	0.93
	Other			4,758,353	1.23

				8,369,653	2.16

	PAPER AND ALLIED PRODUCTS
	Georgia-Pacific Corp		110,000	3,746,600	0.97
	Temple-Inland, Inc		79,000	3,227,150	0.83
	Other			3,222,370	0.83

				10,196,120	2.63

	PETROLEUM AND COAL PRODUCTS
	Marathon Oil Corp		29,600	2,040,328	0.53
	Other			2,038,240	0.52

				4,078,568	1.05

	PRIMARY METAL INDUSTRIES
	Nucor Corp		46,500	2,743,035	0.71
	Other			2,434,950	0.63

				5,177,985	1.34

	PRINTING AND PUBLISHING			4,064,495	1.05

	RAILROAD TRANSPORTATION			2,987,200	0.77

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	43

Mid-Cap Value Fund	Summary portfolio of investments September 30, 2005	concluded

	COMPANY		SHARES	VALUE	% OF NET ASSETS

	SECURITY AND COMMODITY BROKERS
	Bear Stearns Cos, Inc		23,000	$2,524,250	0.65%
	Other			2,955,500	0.76

				5,479,750	1.41

	STONE, CLAY, AND GLASS PRODUCTS			1,307,500	0.34

	TOBACCO PRODUCTS
	Reynolds American, Inc		25,000	2,075,500	0.53
	Other			1,545,570	0.40

				3,621,070	0.93

	TRANSPORTATION BY AIR			1,825,740	0.47

	TRANSPORTATION EQUIPMENT
*	Magna International, Inc (Class A)		28,500	2,133,510	0.55
	Other			6,038,150	1.56

				8,171,660	2.11

	TRANSPORTATION SERVICES			3,218,399	0.83

	WATER TRANSPORTATION
*	Aries Maritime Transport Ltd		172,000	2,580,000	0.67
	Other			4,238,443	1.09

				6,818,443	1.76

	WHOLESALE TRADE-DURABLE GOODS			923,650	0.24

	WHOLESALE TRADE-NONDURABLE GOODS			3,860,820	1.00

	TOTAL COMMON STOCKS	(Cost $346,881,045)		383,826,217	98.97

	TOTAL PORTFOLIO	(Cost $346,881,045)		383,826,217	98.97%
	OTHER ASSETS & LIABILITIES, NET			4,009,992	1.03

	NET ASSETS			$387,836,209	100.00%

*	Non-income producing

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At September 30, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $347,341,385. Net unrealized appreciation of portfolio investments aggregated $36,484,832 of which $46,516,826 related to appreciated portfolio investments and $10,031,994 related to depreciated portfolio investments.

44	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Equity Fund	Summary portfolio of investments September 30, 2005

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	AGRICULTURAL PRODUCTION-CROPS		$1,168,177	0.33%

	AGRICULTURAL PRODUCTION-LIVESTOCK		822,427	0.23

	AMUSEMENT AND RECREATION SERVICES		1,349,642	0.38

	APPAREL AND ACCESSORY STORES
*	Aeropostale, Inc	84,150	1,788,187	0.50
*	Pacific Sunwear of California, Inc	73,226	1,569,965	0.44
	Other		5,404,862	1.50

			8,763,014	2.44

	APPAREL AND OTHER TEXTILE PRODUCTS		1,136,688	0.32

	AUTO REPAIR, SERVICES AND PARKING		959,235	0.27

	AUTOMOTIVE DEALERS AND SERVICE STATIONS
*	CSK Auto Corp	78,700	1,171,056	0.33
	Other		1,293,718	0.36

			2,464,774	0.69

	BUILDING MATERIALS AND GARDEN SUPPLIES		70,273	0.02

	BUSINESS SERVICES
*	Avocent Corp	39,483	1,249,242	0.35
	Catalina Marketing Corp	61,756	1,404,331	0.39
*	Earthlink, Inc	197,707	2,115,465	0.59
*	eFunds Corp	77,540	1,460,078	0.41
*	Korn/Ferry International	71,000	1,163,690	0.32
*	Parametric Technology Corp	298,301	2,079,158	0.58
	Other		25,084,078	7.00

			34,556,042	9.64

	CHEMICALS AND ALLIED PRODUCTS
	H.B. Fuller Co	44,000	1,367,520	0.38
*	Kos Pharmaceuticals, Inc	22,049	1,475,740	0.41
	Other		15,508,655	4.33

			18,351,915	5.12

	COAL MINING		413,017	0.12

	COMMUNICATIONS		7,287,733	2.03

	DEPOSITORY INSTITUTIONS
*	FirstFed Financial Corp	29,100	1,565,871	0.44
	Pacific Capital Bancorp	56,304	1,874,360	0.52
	Other		31,280,406	8.73

			34,720,637	9.69

	EATING AND DRINKING PLACES
*	CEC Entertainment, Inc	54,424	1,728,506	0.48
	CKE Restaurants, Inc	112,850	1,487,363	0.42
	Other		5,031,896	1.40

			8,247,765	2.30

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	45

Small-Cap Equity Fund	Summary portfolio of investments September 30, 2005	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	EDUCATIONAL SERVICES		$369,799	0.10%

	ELECTRIC, GAS, AND SANITARY SERVICES
	New Jersey Resources Corp	40,200	1,848,396	0.52
	Nicor, Inc	41,800	1,756,854	0.49
*	Waste Connections, Inc	42,100	1,476,868	0.41
	Other		6,406,028	1.79

			11,488,146	3.21

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
	Imation Corp	47,700	2,044,899	0.57
*	Polycom, Inc	92,600	1,497,342	0.42
*	Silicon Image, Inc	143,470	1,275,448	0.36
	Other		18,695,960	5.21

			23,513,649	6.56

	ENGINEERING AND MANAGEMENT SERVICES
*	Lifecell Corp	64,797	1,401,559	0.39
*	Per-Se Technologies, Inc	70,490	1,456,323	0.41
	Other		4,551,431	1.27

			7,409,313	2.07

	FABRICATED METAL PRODUCTS		3,301,704	0.92

	FOOD AND KINDRED PRODUCTS		1,496,295	0.42

	FOOD STORES		620,560	0.17

	FURNITURE AND FIXTURES		1,821,578	0.51

	FURNITURE AND HOMEFURNISHINGS STORES		1,059,542	0.30

	GENERAL BUILDING CONTRACTORS		2,643,309	0.74

	GENERAL MERCHANDISE STORES		341,227	0.10

	HEALTH SERVICES
*	Beverly Enterprises, Inc	104,400	1,278,900	0.36
*	Genesis HealthCare Corp	41,418	1,669,974	0.47
	Other		3,919,879	1.09

			6,868,753	1.92

	HEAVY CONSTRUCTION, EXCEPT BUILDING		195,024	0.05

	HOLDING AND OTHER INVESTMENT OFFICES
	iShares Russell 2000 Index Fund	140,367	9,318,965	2.60
	Other		22,929,670	6.40

			32,248,635	9.00

	HOTELS AND OTHER LODGING PLACES		1,308,312	0.36

46	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Equity Fund	Summary portfolio of investments September 30, 2005	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	INDUSTRIAL MACHINERY AND EQUIPMENT
	Albany International Corp (Class A)	49,900	$1,839,813	0.51%
*	EnPro Industries, Inc	52,000	1,751,880	0.49
	Kennametal, Inc	42,170	2,068,017	0.58
*	Oil States International, Inc	38,600	1,401,566	0.39
	Other		15,497,697	4.32

			22,558,973	6.29

	INSTRUMENTS AND RELATED PRODUCTS
*	ESCO Technologies, Inc	22,800	1,141,596	0.32
*	Hologic, Inc	29,918	1,727,764	0.48
	Mentor Corp	33,500	1,842,835	0.52
	Teledyne Technologies, Inc	35,500	1,223,685	0.34
	Other		20,373,410	5.68

			26,309,290	7.34

	INSURANCE AGENTS, BROKERS AND SERVICE		356,295	0.10

	INSURANCE CARRIERS		9,279,536	2.59

	JUSTICE, PUBLIC ORDER AND SAFETY		291,230	0.08

	LEATHER AND LEATHER PRODUCTS
	Wolverine World Wide, Inc	73,950	1,556,648	0.43
	Other		282,416	0.08

			1,839,064	0.51

	LEGAL SERVICES		235,356	0.07

	LUMBER AND WOOD PRODUCTS		806,516	0.22

	METAL MINING		789,833	0.22

	MISCELLANEOUS MANUFACTURING INDUSTRIES
	Yankee Candle Co, Inc	52,800	1,293,600	0.36
	Other		1,270,141	0.36

			2,563,741	0.72

	MISCELLANEOUS RETAIL		3,063,518	0.85

	MOTION PICTURES		410,778	0.11

	NONDEPOSITORY INSTITUTIONS
*	Metris Cos, Inc	103,200	1,509,816	0.42
	Other		4,055,349	1.13

			5,565,165	1.55

	NONMETALLIC MINERALS, EXCEPT FUELS		178,324	0.05

	OIL AND GAS EXTRACTION
	Berry Petroleum Co (Class A)	18,637	1,242,902	0.35
*	Cal Dive International, Inc	23,352	1,480,750	0.41
*	Grey Wolf, Inc	170,100	1,433,943	0.40
	Other		9,049,502	2.52

			13,207,097	3.68

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	47

Small-Cap Equity Fund	Summary portfolio of investments September 30, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	PAPER AND ALLIED PRODUCTS		$1,623,827	0.45%

	PERSONAL SERVICES		1,249,152	0.35

	PETROLEUM AND COAL PRODUCTS
	Frontier Oil Corp	55,979	2,482,669	0.69
	Holly Corp	21,500	1,375,570	0.38
	Other		1,173,387	0.33

			5,031,626	1.40

	PRIMARY METAL INDUSTRIES
*	AK Steel Holding Corp	151,716	1,300,206	0.36
*	Lone Star Technologies, Inc	26,300	1,462,017	0.41
	Quanex Corp	29,250	1,936,935	0.54
	Other		5,061,238	1.41

			9,760,396	2.72

	PRINTING AND PUBLISHING
	John H Harland Co	26,906	1,194,626	0.33
	Media General, Inc (Class A)	21,900	1,270,419	0.36
	Other		3,267,198	0.91

			5,732,243	1.60

	RAILROAD TRANSPORTATION		935,514	0.26

	REAL ESTATE		1,880,637	0.52

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		1,000,528	0.28

	SECURITY AND COMMODITY BROKERS		1,370,959	0.38

	SOCIAL SERVICES		482,512	0.13

	SPECIAL TRADE CONTRACTORS		1,017,617	0.28

	STONE, CLAY, AND GLASS PRODUCTS		576,979	0.16

	TEXTILE MILL PRODUCTS		193,802	0.05

	TOBACCO PRODUCTS		66,011	0.02

	TRANSPORTATION BY AIR		3,007,147	0.84

	TRANSPORTATION EQUIPMENT
	Wabash National Corp	72,700	1,429,282	0.40
	Other		7,891,493	2.20

			9,320,775	2.60

	TRANSPORTATION SERVICES		888,004	0.25

	TRUCKING AND WAREHOUSING		1,684,686	0.47

	WATER TRANSPORTATION		212,549	0.06

	WHOLESALE TRADE-DURABLE GOODS		5,154,405	1.44

48	2005 Annual Report
	TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Equity Fund	Summary portfolio of investments September 30, 2005	concluded

					% OF NET
	COMPANY		SHARES	VALUE	ASSETS

	WHOLESALE TRADE-NONDURABLE GOODS
	K-Swiss, Inc (Class A)		46,245	$1,367,465	0.38%
*	United Stationers, Inc		25,142	1,203,296	0.34
	Other			2,115,991	0.59

				4,686,752	1.31

	TOTAL COMMON STOCKS	(Cost $335,918,212)		358,328,022	99.96

	TOTAL PORTFOLIO	(Cost $335,918,212)		358,328,022	99.96%
	OTHER ASSETS & LIABILITIES, NET			136,200	0.04

	NET ASSETS			$358,464,222	100.00%

*	Non-income producing

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At September 30, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $341,363,843. Net unrealized appreciation of portfolio investments aggregated $16,964,179 of which $34,520,055 related to appreciated portfolio investments and $17,555,876 related to depreciated portfolio investments.

	2005 Annual Report	49
SEE NOTES TO FINANCIAL STATEMENTS	Retail Class • TIAA-CREF Institutional Mutual Funds

Real Estate Securities Fund	Summary portfolio of investments September 30, 2005

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	COMMON STOCKS

	HOLDING AND OTHER INVESTMENT OFFICES
	Affordable Residential Communities	553,200	$5,592,852	1.01%
	American Financial Realty Trust	700,000	9,940,000	1.80
	Archstone-Smith Trust	380,000	15,150,600	2.75
	AvalonBay Communities, Inc	88,155	7,554,884	1.37
	Bimini Mortgage Management, Inc (Class A)	525,000	5,932,500	1.08
	Boston Properties, Inc	170,000	12,053,000	2.19
	CarrAmerica Realty Corp	125,000	4,493,750	0.82
	Columbia Equity Trust, Inc	311,312	4,545,155	0.82
	Deerfield Triarc Capital Corp	850,000	11,781,000	2.14
	Developers Diversified Realty Corp	200,000	9,340,000	1.69
	DiamondRock Hospitality Co	565,000	6,638,750	1.20
	Education Realty Trust, Inc	500,000	8,350,000	1.51
	Equity Residential	290,631	11,000,383	2.00
	Essex Property Trust, Inc	50,000	4,500,000	0.82
	Extra Space Storage, Inc	674,909	10,380,100	1.88
	Federal Realty Investment Trust	79,000	4,813,470	0.87
	Feldman Mall Properties, Inc	400,000	5,200,000	0.94
	General Growth Properties, Inc	255,897	11,497,452	2.09
	GMH Communities Trust	500,000	7,335,000	1.33
v*	Gramercy Capital Corp	400,000	9,584,000	1.74
	Highland Hospitality Corp	517,000	5,304,420	0.96
	Host Marriott Corp	679,000	11,475,100	2.08
	JER Investors Trust, Inc	250,000	4,515,000	0.82
	Kimco Realty Corp	376,000	11,813,920	2.14
	KKR Financial Corp	448,000	9,963,520	1.81
	LTC Properties, Inc	694,299	14,719,139	2.67
	Macerich Co	80,000	5,195,200	0.94
	Medical Properties Trust, Inc	600,000	5,880,000	1.07
	Mills Corp	105,000	5,783,400	1.05
	Monmouth REIT (Class A)	570,000	4,668,300	0.85
	New Plan Excel Realty Trust	200,000	4,590,000	0.83
	Novastar Financial, Inc	141,512	4,668,481	0.85
	Pan Pacific Retail Properties, Inc	75,000	4,942,500	0.90
	Parkway Properties, Inc	112,000	5,255,040	0.95
	Prologis	324,000	14,356,440	2.60
	Public Storage, Inc	188,000	12,596,000	2.28
	Reckson Associates Realty Corp	170,000	5,873,500	1.07
	Regency Centers Corp	128,000	7,353,600	1.33
	Simon Property Group, Inc	350,000	25,942,000	4.70
	Sizeler Property Investors, Inc	409,146	4,967,032	0.90
	SL Green Realty Corp	80,000	5,454,400	0.99
	Sunstone Hotel Investors, Inc	293,448	7,157,197	1.30
	United Dominion Realty Trust, Inc	189,000	4,479,300	0.81
	Vornado Realty Trust	205,000	17,757,100	3.22
	Other		109,992,553	19.95

			480,386,038	87.12

50	2005 Annual Report
	TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

Real Estate Securities Fund	Summary portfolio of investments September 30, 2005	concluded

					% OF NET
	COMPANY		SHARES	VALUE	ASSETS

	HOTELS AND OTHER LODGING PLACES
*	Great Wolf Resorts, Inc		523,000	$5,407,820	0.98%
	Hilton Hotels Corp		311,864	6,960,804	1.26
*	Jameson Inns, Inc		2,652,345	5,463,831	0.99
*	Lodgian, Inc		650,000	6,662,500	1.21
	Starwood Hotels & Resorts Worldwide, Inc		425,000	24,297,250	4.41
	Other			3,708,829	0.67

				52,501,034	9.52

	REAL ESTATE
*	Brookfield Properties Corp		250,000	7,367,500	1.34
	Other			3,393,067	0.61

				10,760,567	1.95

	TOTAL COMMON STOCKS	(Cost $523,721,696)		543,647,639	98.59

ISSUER		PRINCIPAL

SHORT-TERM INVESTMENTS

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Federal Home Loan Bank (FHLB)	3.180%, 10/03/05	$3,450,000	3,450,000	0.63

			3,450,000	0.63

TOTAL SHORT-TERM INVESTMENTS	(Cost $3,449,390)		3,450,000	0.63

TOTAL PORTFOLIO	(Cost $527,171,086)		547,097,639	99.22%
OTHER ASSETS & LIABILITIES, NET			4,307,575	0.78

NET ASSETS			$551,405,214	100.00%

*	Non-income producing

v	Security valued at fair value

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At September 30, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $531,168,887. Net unrealized appreciation of portfolio investments aggregated $15,928,752 of which $41,469,279 related to appreciated portfolio investments and $25,540,527 related to depreciated portfolio investments.

	2005 Annual Report	51
SEE NOTES TO FINANCIAL STATEMENTS	Retail Class • TIAA-CREF Institutional Mutual Funds

Inflation-Linked Bond Fund	Portfolio of Investments September 30, 2005

					% OF NET
	ISSUER		PRINCIPAL	VALUE	ASSETS

	GOVERNMENT BONDS

	U.S. TREASURY SECURITIES
k	United States Treasury Inflation Indexed Bonds	3.375%, 01/15/07	$21,413,133	$22,152,529	5.59%
k	United States Treasury Inflation Indexed Bonds	3.625%, 01/15/08	22,837,832	24,183,210	6.11
k	United States Treasury Inflation Indexed Bonds	3.875%, 01/15/09	20,680,629	22,448,203	5.67
k	United States Treasury Inflation Indexed Bonds	4.250%, 01/15/10	14,805,581	16,568,334	4.18
k	United States Treasury Inflation Indexed Bonds	0.875%, 04/15/10	26,142,813	25,485,060	6.44
k	United States Treasury Inflation Indexed Bonds	3.500%, 01/15/11	15,154,084	16,696,921	4.22
k	United States Treasury Inflation Indexed Bonds	3.375%, 01/15/12	8,389,605	9,295,431	2.35
k	United States Treasury Inflation Indexed Bonds	3.000%, 07/15/12	28,615,511	31,155,138	7.87
k	United States Treasury Inflation Indexed Bonds	1.875%, 07/15/13	28,587,822	28,987,481	7.32
k	United States Treasury Inflation Indexed Bonds	2.000%, 01/15/14	26,840,693	27,421,258	6.93
k	United States Treasury Inflation Indexed Bonds	2.000%, 07/15/14	24,035,585	24,570,618	6.21
k	United States Treasury Inflation Indexed Bonds	1.625%, 01/15/15	24,325,946	24,054,712	6.07
k	United States Treasury Inflation Indexed Bonds	1.875%, 07/15/15	12,053,076	12,169,871	3.07
k	United States Treasury Inflation Indexed Bonds	2.375%, 01/15/25	32,653,778	34,990,483	8.84
k	United States Treasury Inflation Indexed Bonds	3.625%, 04/15/28	22,044,742	28,899,334	7.30
k	United States Treasury Inflation Indexed Bonds	3.875%, 04/15/29	25,485,885	34,943,443	8.83
k	United States Treasury Inflation Indexed Bonds	3.375%, 04/15/32	7,143,387	9,461,631	2.39

				393,483,657	99.39

	TOTAL GOVERNMENT BONDS	(Cost $387,085,459)		393,483,657	99.39

	SHORT-TERM INVESTMENT

	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
	Federal Home Loan Bank (FHLB)	3.180%, 10/03/05	240,000	240,000	0.06

				240,000	0.06

	TOTAL SHORT-TERM INVESTMENT	(Cost $239,958)		240,000	0.06

	TOTAL PORTFOLIO	(Cost $387,325,417)		393,723,657	99.45%
	OTHER ASSETS & LIABILITIES, NET			2,188,795	0.55

	NET ASSETS			$395,912,452	100.00%

k	Principal amount for interest accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary Portfolio of Investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At September 30, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $390,387,840. Net unrealized appreciation of portfolio investments aggregated $3,335,817 of which $6,807,312 related to appreciated portfolio investments and $3,471,495 related to depreciated portfolio investments.

52	2005 Annual Report
	TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

[This page intentionally left blank. ]

Statements of assets and liabilities	TIAA-CREF Institutional Mutual Funds
September 30, 2005

	Large-Cap Value Fund	Mid-Cap Growth Fund

ASSETS
Portfolio investments, at cost	$513,463,830	$184,310,714
Net unrealized appreciation of portfolio investments	33,356,327	30,656,374

Portfolio investments, at value	546,820,157	214,967,088
Cash	—	545,203
Cash—foreign (cost of $37, $–, $382,183, $–, $– and $– respectively)	36	—
Receivable from securities transactions	5,947,232	2,099,390
Receivable from Fund shares sold	147,803	742,319
Dividends and investment receivable	679,596	44,400
Due from investment advisor	—	—
Reclaims receivable	7,417	—

Total assets	553,602,241	218,398,400

LIABILITIES
Accrued expenses	231,434	125,862
Due to custodian	540,513	—
Payable for securities transactions	6,054,400	2,823,510
Payable for Fund shares redeemed	452,766	216,660

Total liabilities	7,279,113	3,166,032

NET ASSETS	$546,323,128	$215,232,368

NET ASSETS CONSIST OF:
Paid-in-capital	$488,936,944	$178,533,373
Accumulated undistributed (distributions in excess of) net investment income	6,382,335	30,173
Accumulated net realized gain on total investments	17,647,887	6,012,448
Net unrealized appreciation on total investments	33,355,962	30,656,374

NET ASSETS	$546,323,128	$215,232,368

TOTAL SHARES OUTSTANDING	38,099,921	12,738,442

RETIREMENT CLASS:
Net assets	$159,063,882	$131,942,780
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	11,021,448	7,815,504
Net asset value per share	$14.43	$16.88

INSTITUTIONAL CLASS:
Net assets	$216,511,510	$20,808,095
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	15,029,250	1,223,222
Net asset value per share	$14.41	$17.01

RETAIL CLASS:
Net assets	$170,747,736	$62,481,493
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	12,049,223	3,699,716
Net asset value per share	$14.17	$16.89

54	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

	Mid-Cap Value Fund	Small-Cap Equity Fund	Real Estate Securities Fund	Inflation-Linked Bond Fund

ASSETS
Portfolio investments, at cost	$346,881,045	$335,918,212	$527,171,086	$387,325,417
Net unrealized appreciation of portfolio investments	36,945,172	22,409,810	19,926,553	6,398,240

Portfolio investments, at value	383,826,217	358,328,022	547,097,639	393,723,657
Cash	—	—	—	2,698
Cash—foreign (cost of $37, $–, $382,183, $–, $– and $– respectively)	388,245	—	—	—
Receivable from securities transactions	2,816,494	9,285,543	13,582,032	3,070
Receivable from Fund shares sold	3,473,271	594,537	618,808	104,019
Dividends and investment receivable	554,065	363,141	2,358,808	2,643,996
Due from investment advisor	—	11,000	—	—
Reclaims receivable	6,740	—	—	—

Total assets	391,065,032	368,582,243	563,657,287	396,477,440

LIABILITIES
Accrued expenses	223,873	162,937	221,717	78,044
Due to custodian	3,159	486,301	152,759	—
Payable for securities transactions	2,872,577	9,303,245	11,048,788	241,208
Payable for Fund shares redeemed	129,214	165,538	828,809	245,736

Total liabilities	3,228,823	10,118,021	12,252,073	564,988

NET ASSETS	$387,836,209	$358,464,222	$551,405,214	$395,912,452

NET ASSETS CONSIST OF:
Paid-in-capital	$327,625,685	$308,495,429	$478,190,883	$384,826,913
Accumulated undistributed (distributions in excess of) net investment income	3,227,548	1,590,953	(2,545,553)	350
Accumulated net realized gain on total investments	20,031,407	25,968,030	55,833,331	4,686,949
Net unrealized appreciation on total investments	36,951,569	22,409,810	19,926,553	6,398,240

NET ASSETS	$387,836,209	$358,464,222	$551,405,214	$395,912,452

TOTAL SHARES OUTSTANDING	22,179,905	22,774,492	38,081,084	37,118,990

RETIREMENT CLASS:
Net assets	$266,360,446	$170,4112,604	$150,381,908	—
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	15,201,633	10,847,820	10,255,930	—
Net asset value per share	$17.52	15.71	$14.66	—

INSTITUTIONAL CLASS:
Net assets	$25,868,028	$116,651,754	$240,805,558	$325,635,523
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	1,472,370	7,365,015	16,658,913	30,451,711
Net asset value per share	$17.57	$15.84	$14.46	$10.69

RETAIL CLASS:
Net assets	$95,607,735	$71,399,864	$160,217,748	$70,276,929
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	5,505,902	4,561,657	11,166,241	6,667,279
Net asset value per share	$17.36	$15.65	$14.35	$10.54

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	55

Statements of operations	TIAA-CREF Institutional Mutual Funds
For the Year Ended September 30, 2005

	Large-Cap Value Fund	Mid-Cap Growth Fund

INVESTMENT INCOME
Interest	$55,242	$24,843
Dividends	9,616,460	864,857
Foreign taxes withheld	(23,084)	—

Total income	9,648,618	889,700

EXPENSES
Investment management fees	337,031	132,541
Service Agreement Fees—Retirement Class	428,744	337,428
Service Agreement Fees—Institutional Class	53,058	4,897
Service Agreement Fees—Retail Class	536,385	178,827
Custody fees	42,128	16,518
Audit fees	25,276	9,911
Registration fees—Retirement Class	54,222	42,674
Registration fees—Institutional Class	3,979	1,526
Registration fees—Retail Class	21,130	7,045
Trustee fees and expenses	4,213	1,652
Interest	15,750	3,054

Total expenses before expense reimbursement	1,521,916	736,073
Less expenses reimbursed by the investment advisor (see Note 2)	—	—

Net expenses	1,521,916	736,073

Net investment income	8,126,702	153,627

NET REALIZED AND UNREALIZED GAIN ON TOTAL INVESTMENTS
Realized gain (loss) on:
Portfolio investments	18,810,429	7,562,870
Foreign currency transactions	(2,849)	—

Net realized gain on total investments	18,807,580	7,562,870

Change in unrealized appreciation (depreciation) on:
Portfolio investments	20,791,884	25,864,871
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	(365)	—

Net change in unrealized appreciation (depreciation) on total investments	20,791,519	25,864,871

Net realized and unrealized gain on total investments	39,599,099	33,427,741

Net increase in net assets resulting from operations	$47,725,801	$33,581,368

56	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

	Mid-Cap Value Fund	Small-Cap Equity Fund	Real Estate Securities Fund	Inflation-Linked Bond Fund

INVESTMENT INCOME
Interest	$92,475	$134,728	$177,888	$18,469,046
Dividends	5,273,557	3,680,106	17,794,419	—
Foreign taxes withheld	(15,304)	(3,423)	(16,290)	—

Total income	5,350,728	3,821,411	17,956,017	18,469,046

EXPENSES
Investment management fees	216,192	240,947	421,529	400,211
Service Agreement Fees—Retirement Class	623,491	511,653	420,519	—
Service Agreement Fees—Institutional Class	6,932	33,477	81,135	112,088
Service Agreement Fees—Retail Class	229,442	127,306	468,077	127,877
Custody fees	26,920	38,532	44,927	44,464
Audit fees	16,153	21,719	26,955	26,679
Registration fees—Retirement Class	78,851	64,708	28,447	—
Registration fees—Institutional Class	2,118	10,119	23,888	11,208
Registration fees—Retail Class	9,038	6,710	18,440	9,236
Trustee fees and expenses	2,691	2,953	4,493	4,446
Interest	7,674	16,056	49,464	16,782

Total expenses before expense reimbursement	1,219,502	1,074,180	1,587,874	752,991
Less expenses reimbursed by the investment advisor (see Note 2)	—	(11,000)	—	—

Net expenses	1,219,502	1,063,180	1,587,874	752,991

Net investment income	4,131,226	2,758,231	16,368,143	17,716,055

NET REALIZED AND UNREALIZED GAIN ON TOTAL INVESTMENTS
Realized gain (loss) on:
Portfolio investments	20,713,842	29,255,482	63,570,292	9,657,887
Foreign currency transactions	(3,471)	—	—	—

Net realized gain on total investments	20,710,371	29,255,482	63,570,292	9,657,887

Change in unrealized appreciation (depreciation) on:
Portfolio investments	31,101,688	10,982,680	7,727,166	(6,014,111)
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	6,397	—	—	—

Net change in unrealized appreciation (depreciation) on total investments	31,108,085	10,982,680	7,727,166	(6,014,111)

Net realized and unrealized gain on total investments	51,818,456	40,238,162	71,297,458	3,643,776

Net increase in net assets resulting from operations	$55,949,682	$42,996,393	$87,665,601	$21,359,831

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	57

Statements of changes in net assets	TIAA-CREF Institutional Mutual Funds

	Large-Cap Value Fund

	For the Year Ended September 30, 2005	For the Year Ended September 30, 2004

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$8,126,702	$3,353,994
Net realized gain on total investments	18,807,580	21,028,960
Net change in unrealized appreciation on total investments	20,791,519	3,610,107

Net increase from operations	47,725,801	27,993,061

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	(1,097,233)	(112,625)
Institutional Class	(609,115)	(225,234)
Retail Class	(2,564,264)	(1,363,084)
From realized gains:
Retirement Class	(6,828,007)	(993,550)
Institutional Class	(2,612,883)	(854,856)
Retail Class	(10,253,950)	(4,261,173)

Total distributions	(23,965,452)	(7,810,522)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	82,899,732	55,984,806
Institutional Class	178,632,510	13,588,096
Retail Class	23,261,354	37,900,018

Net increase from shareholder transactions	284,793,596	107,472,920

Net increase in net assets	308,553,945	127,655,459

NET ASSETS
Beginning of year	237,769,183	110,113,724

End of year	$546,323,128	$237,769,183

Undistributed net investment income included in net assets	$6,382,335	$2,691,425

58	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

continued

	Mid-Cap Growth Fund		Mid-Cap Value Fund

	For the Year Ended September 30, 2005	For the Year Ended September 30, 2004	For the Year Ended September 30, 2005	For the Year Ended September 30, 2004

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$153,627	$10,955	$4,131,226	$1,390,310
Net realized gain on total investments	7,562,870	5,508,129	20,710,371	7,259,993
Net change in unrealized appreciation on total investments	25,864,871	136,264	31,108,085	3,768,101

Net increase from operations	33,581,368	5,655,348	55,949,682	12,418,404

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	(11,097)	—	(1,286,451)	(144,631)
Institutional Class	(4,045)	(4,596)	(131,368)	(49,959)
Retail Class	(10,976)	(2,167)	(574,234)	(238,395)
From realized gains:
Retirement Class	(3,711,805)	(1,648,692)	(5,210,126)	(1,065,435)
Institutional Class	(200,800)	(84,429)	(339,829)	(168,323)
Retail Class	(2,178,840)	(1,246,794)	(2,013,759)	(589,346)

Total distributions	(6,117,563)	(2,986,678)	(9,555,767)	(2,256,089)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	41,272,308	48,185,844	143,264,165	70,476,629
Institutional Class	14,792,202	1,611,420	14,397,497	3,060,579
Retail Class	4,911,674	24,916,195	42,764,509	28,162,912

Net increase from shareholder transactions	60,976,184	74,713,459	200,426,171	101,700,120

Net increase in net assets	88,439,989	77,382,129	246,820,086	111,862,435

NET ASSETS
Beginning of year	126,792,379	49,410,250	141,016,123	29,153,688

End of year	$215,232,368	$126,792,379	$387,836,209	$141,016,123

Undistributed net investment income included in net assets	$30,173	$3,992	$3,227,548	$1,159,845

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	59

Statements of changes in net assets	TIAA-CREF Institutional Mutual Funds

	Small-Cap Equity Fund

	For the Year Ended September 30, 2005	For the Year Ended September 30, 2004

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$2,758,231	$1,393,553
Net realized gain on total investments	29,255,482	11,660,753
Net change in unrealized appreciation (depreciation) on total investments	10,982,680	4,828,393
Net increase from payment by investment advisor for investment transaction loss	—	93,506

Net increase from operations	42,996,393	17,976,205

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	(953,805)	(159,787)
Institutional Class	(427,052)	(166,706)
Retail Class	(548,919)	(363,682)
From realized gains:
Retirement Class	(6,744,075)	(3,629,107)
Institutional Class	(2,485,359)	(2,041,489)
Retail Class	(3,005,164)	(2,565,183)
From return of capital

Total distributions	(14,164,374)	(8,925,954)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	40,939,664	84,839,286
Institutional Class	61,943,848	23,724,659
Retail Class	2,937,113	30,320,089

Net increase (decrease) from shareholder transactions	105,820,625	138,884,034

Net increase (decrease) in net assets	134,652,644	147,934,285

NET ASSETS
Beginning of year	223,811,578	75,877,293

End of year	$358,464,222	$223,811,578

Undistributed (distributions in excess of) net investment income included in net assets	$1,590,953	$1,088,850

60	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

continued

	Real Estate Securities Fund		Inflation-Linked Bond Fund

	For the Year Ended September 30, 2005	For the Year Ended September 30, 2004	For the Year Ended September 30, 2005	For the Year Ended September 30, 2004

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$16,368,143	$10,174,671	$17,716,055	$16,003,974
Net realized gain on total investments	63,570,292	40,031,441	9,657,887	3,071,023
Net change in unrealized appreciation (depreciation) on total investments	7,727,166	3,319,972	(6,014,111)	7,416,879
Net increase from payment by investment advisor for investment transaction loss	—	—	—	—

Net increase from operations	87,665,601	53,526,084	21,359,831	26,491,876

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	(4,563,855)	(1,478,013)	—	—
Institutional Class	(8,110,863)	(4,852,256)	(14,841,929)	(13,440,343)
Retail Class	(5,271,151)	(2,601,245)	(2,873,776)	(2,575,544)
From realized gains:
Retirement Class	(11,274,581)	(3,007,192)	—	—
Institutional Class	(16,888,289)	(12,623,118)	(5,913,107)	(2,261,064)
Retail Class	(13,830,527)	(6,341,083)	(763,852)	(205,964)
From return of capital	—	—	—	—

Total distributions	(59,939,266)	(30,902,907)	(24,392,664)	(18,482,915)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	75,717,652	53,597,202	—	—
Institutional Class	69,058,231	42,865,145	(53,715,287)	152,023,929
Retail Class	45,035,627	48,582,970	(25,180,291)	74,477,544

Net increase (decrease) from shareholder transactions	189,811,510	145,045,317	(78,895,578)	226,501,473

Net increase (decrease) in net assets	217,537,845	167,668,494	(81,928,411)	234,510,434

NET ASSETS
Beginning of year	333,867,369	166,198,875	477,840,863	243,330,429

End of year	$551,405,214	$333,867,369	$395,912,452	$477,840,863

Undistributed (distributions in excess of) net investment income included in net assets	$(2,545,553)	$722,638	$350	$—

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	61

Financial highlights	TIAA-CREF Institutional Mutual Funds

	Large-Cap Value Fund

	Retirement Class

				For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (a)

	For the Years Ended September 30,

	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$13.41	$11.55	$9.16	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.26	0.24	0.21	0.01
Net realized and unrealized gain (loss) on total investments	1.90	2.23	2.24	(0.85)

Total gain (loss) from investment operations	2.16	2.47	2.45	(0.84)

Less distributions from:
Net investment income	(0.16)	(0.06)	(0.06)	—
Net realized gains	(0.98)	(0.55)	—	—

Total distributions	(1.14)	(0.61)	(0.06)	—

Net asset value, end of period	$14.43	$13.41	$11.55	$9.16

TOTAL RETURN	16.23%	21.59%	26.94%	(8.40)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$159,064	$69,314	$9,943	$92
Ratio of expenses to average net assets before expense reimbursement	0.48%	0.51%	0.54%	0.03%
Ratio of expenses to average net assets after expense reimbursement	0.48%	0.48%	0.47%	0.03%
Ratio of net investment income to average net assets after expense waiver and reimbursement	1.82%	1.87%	1.89%	0.09%
Portfolio turnover rate	113%	154%	185%	25%

(a)	The percentages shown for this period are not annualized.

(b)	Based on average shares outstanding.

62	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

continued

	Large-Cap Value Fund

	Institutional Class				Retail Class

				For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (a)				For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (a)

	For the Years Ended September 30,				For the Years Ended September 30,

	2005	2004	2003		2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$13.40	$11.59	$9.16	$10.00	$13.25	$11.52	$9.16	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.30	0.28	0.25	0.01	0.26	0.24	0.22	0.01
Net realized and unrealized gain (loss) on total investments	1.92	2.22	2.22	(0.85)	1.88	2.21	2.20	(0.85)

Total gain (loss) from investment operations	2.22	2.50	2.47	(0.84)	2.14	2.45	2.42	(0.84)

Less distributions from:
Net investment income	(0.23)	(0.14)	(0.04)	—	(0.24)	(0.17)	(0.06)	—
Net realized gains	(0.98)	(0.55)	—	—	(0.98)	(0.55)	—	—

Total distributions	(1.21)	(0.69)	(0.04)	—	(1.22)	(0.72)	(0.06)	—

Net asset value, end of period	$14.41	$13.40	$11.59	$9.16	$14.17	$13.25	$11.52	$9.16

TOTAL RETURN	16.73%	21.96%	26.98%	(8.40)%	16.35%	21.67%	26.47%	(8.40)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$216,512	$31,289	$14,822	$92	$170,748	$137,166	$85,349	$18,135
Ratio of expenses to average net assets before expense reimbursement	0.14%	0.17%	0.21%	0.01%	0.44%	0.49%	0.51%	0.03%
Ratio of expenses to average net assets after expense reimbursement	0.14%	0.14%	0.14%	0.01%	0.44%	0.44%	0.44%	0.03%
Ratio of net investment income to average net assets after expense waiver and reimbursement	2.11%	2.20%	2.31%	0.11%	1.87%	1.89%	1.99%	0.09%
Portfolio turnover rate	113%	154%	185%	25%	113%	154%	185%	25%

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	63

Financial highlights	TIAA-CREF Institutional Mutual Funds

	Mid-Cap Growth Fund

	Retirement Class

							For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (a)
	For the Years Ended September 30,

	2005		2004		2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.23		$12.97		$9.21		$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.01		(0.00	)(c)	(0.00	)(c)	0.00 (c)
Net realized and unrealized gain (loss) on total investments	3.31		1.76		3.76		(0.79)

Total gain (loss) from investment operations	3.32		1.76		3.76		(0.79)

Less distributions from:
Net investment income	(0.00	)(c)	—		0.00	(c)	—
Net realized gains	(0.67)		(0.50)		0.00	(c)	—

Total distributions	(0.67)		(0.50)		(0.00	)(c)	—

Net asset value, end of period	$16.88		$14.23		$12.97		$9.21

TOTAL RETURN	23.72%		13.48%		40.85%		(7.90)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$131,943		$74,600		$25,519		$92
Ratio of expenses to average net assets before expense reimbursement	0.48%		0.54%		0.73%		0.03%
Ratio of expenses to average net assets after expense reimbursement	0.48%		0.48%		0.47%		0.03%
Ratio of net investment income (loss) to average net assets after expense waiver and reimbursement	0.06%		(0.01)%		(0.02)%		0.02%
Portfolio turnover rate	115%		148%		162%		19%

(a)	The percentages shown for this period are not annualized.

(b)	Based on average shares outstanding.

(c)	Amount represents less than $0.01 per share.

64	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

continued

	Mid-Cap Growth Fund

	Institutional Class					Retail Class

					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (a)							For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (a)
	For the Years Ended September 30,					For the Years Ended September 30,

	2005	2004	2003			2005		2004		2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.30	$13.02	$9.21		$10.00	$14.23		$12.98		$9.21		$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.06	0.05	0.04		0.00 (c)	0.01		0.00	(c)	0.00	(c)	0.00 (c)
Net realized and unrealized gain (loss) on total investments	3.33	1.76	3.77		(0.79)	3.32		1.75		3.77		(0.79)

Total gain (loss) from investment operations	3.39	1.81	3.81		(0.79)	3.33		1.75		3.77		(0.79)

Less distributions from:
Net investment income	(0.01)	(0.03)	—		—	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	—
Net realized gains	(0.67)	(0.50)	(0.00	)(c)	—	(0.67)		(0.50)		(0.00	)(c)	—

Total distributions	(0.68)	(0.53)	(0.00)		—	(0.67)		(0.50)		(0.00	)(c)	—

Net asset value, end of period	$17.01	$14.30	$13.02		$9.21	$16.89		$14.23		$12.98		$9.21

TOTAL RETURN	24.12%	13.88%	41.37%		(7.90)%	23.80%		13.48%		40.96%		(7.90)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$20,808	$3,684	$1,887		$92	$62,481		$48,508		$22,004		$9,025
Ratio of expenses to average net assets before expense reimbursement	0.15%	0.17%	0.39%		0.01%	0.44%		0.51%		0.69%		0.03%
Ratio of expenses to average net assets after expense reimbursement	0.15%	0.14%	0.14%		0.01%	0.44%		0.44%		0.44%		0.03%
Ratio of net investment income (loss) to average net assets after expense waiver and reimbursement	0.39%	0.32%	0.31%		0.04%	0.09%		0.02%		0.01%		0.02%
Portfolio turnover rate	115%	148%	162%		19%	115%		148%		162%		19%

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	65

Financial highlights	TIAA-CREF Institutional Mutual Funds

	Mid-Cap Value Fund

	Retirement Class

	For the Years Ended September 30,			For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (a)

	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.38	$11.95	$9.03	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.25	0.21	0.18	0.01
Net realized and unrealized gain (loss) on total investments	3.60	2.73	2.80	(0.98)

Total gain (loss) from investment operations	3.85	2.94	2.98	(0.97)

Less distributions from:
Net investment income	(0.14)	(0.06)	(0.06)	—
Net realized gains	(0.57)	(0.45)	—	—

Total distributions	(0.71)	(0.51)	(0.06)	—

Net asset value, end of period	$17.52	$14.38	$11.95	$9.03

TOTAL RETURN	27.20%	24.82%	33.27%	(9.70)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$266,360	$92,268	$15,669	$90
Ratio of expenses to average net assets before expense reimbursement	0.48%	0.52%	0.65%	0.03%
Ratio of expenses to average net assets after expense reimbursement	0.48%	0.48%	0.47%	0.03%
Ratio of net investment income to average net assets after expense waiver and reimbursement	1.50%	1.54%	1.52%	0.12%
Portfolio turnover rate	110%	173%	215%	15%

(a)	The percentages shown for this period are not annualized.

(b)	Based on average shares outstanding.

66	2005 Annual Report
	TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

continued

	Mid-Cap Value Fund

	Institutional Class				Retail Class

	For the Years Ended September 30,			For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (a)	For the Years Ended September 30,			For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (a)

	2005	2004	2003		2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.44	$12.02	$9.03	$10.00	$14.27	$11.97	$9.03	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.30	0.26	0.22	0.01	0.25	0.22	0.19	0.01
Net realized and unrealized gain (loss) on total investments	3.62	2.74	2.81	(0.98)	3.57	2.71	2.80	(0.98)

Total gain (loss) from investment operations	3.92	3.00	3.03	(0.97)	3.82	2.93	2.99	(0.97)

Less distributions from:
Net investment income	(0.22)	(0.13)	(0.04)	—	(0.16)	(0.18)	(0.05)	—
Net realized gains	(0.57)	(0.45)	—	—	(0.57)	(0.45)	—	—

Total distributions	(0.79)	(0.58)	(0.04)	—	(0.73)	(0.63)	(0.05)	—

Net asset value, end of period	$17.57	$14.44	$12.02	$9.03	$17.36	$14.27	$11.97	$9.03

TOTAL RETURN	27.63%	25.36%	33.63%	(9.70)%	27.23%	24.89%	33.29%	(9.70)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$25,868	$8,042	$4,009	$90	$95,608	$40,706	$9,476	$8,852
Ratio of expenses to average net assets before expense reimbursement	0.15%	0.17%	0.32%	0.01%	0.44%	0.51%	0.62%	0.03%
Ratio of expenses to average net assets after expense reimbursement	0.15%	0.14%	0.14%	0.01%	0.44%	0.44%	0.44%	0.03%
Ratio of net investment income to average net assets after expense waiver and reimbursement	1.82%	1.88%	2.05%	0.14%	1.53%	1.58%	1.83%	0.11%
Portfolio turnover rate	110%	173%	215%	15%	110%	173%	215%	15%

	2005 Annual Report	67
SEE NOTES TO FINANCIAL STATEMENTS	Retail Class • TIAA-CREF Institutional Mutual Funds

Financial highlights	TIAA-CREF Institutional Mutual Funds

	Small-Cap Equity Fund

	Retirement Class

					For the Period September 4, 2002 (commencement of operations) to September 30,

	For the Years Ended September 30,

	2005	2004		2003	2002 (a)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.20	$12.62		$9.27	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.12	0.09		0.11	0.01
Net realized and unrealized gain (loss) on total investments	2.19	2.46		3.28	(0.74)

Total gain (loss) from investment operations	2.31	2.55		3.39	(0.73)

Less distributions from:
Net investment income	(0.10)	(0.04)		(0.04)	—
Net realized gains	(0.70)	(0.93)		—	—

Total distributions	(0.80)	(0.97)		(0.04)	—

Net asset value, end of period	$15.71	$14.20	(c)	$12.62	$9.27

TOTAL RETURN	16.35%	20.53	%(c)	36.65%	(7.30)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$170,413	$116,445		$29,036	$93
Ratio of expenses to average net assets before expense reimbursement	0.48%	0.54%		0.95%	0.03%
Ratio of expenses to average net assets after expense reimbursement	0.48%	0.48%		0.47%	0.03%
Ratio of net investment income to average net assets after expense waiver and reimbursement	0.78%	0.68%		0.89%	0.15%
Portfolio turnover rate	273%	295%		328%	15%

(a)	The percentages shown for this period are not annualized.

(b)	Based on average shares outstanding.

(c)

During the year ended September 30, 2004, the Small-Cap Equity Fund was reimbursed by the Adviser for an investment loss resulting from an overstatement of cash available for investment. Had the Fund not been reimbursed, the net asset value and total return for the Retirement Class would have been $14.19 and 20.44%, respectively, and the net asset value and total return for the Institutional Class would have been $14.28 and 20.86%, respectively. There was no change to the net asset value or total return for the Retail Class.

68	2005 Annual Report
	TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

continued

	Small-Cap Equity Fund

	Institutional Class					Retail Class

					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (a)					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (a)

	For the Years Ended September 30,					For the Years Ended September 30,

	2005	2004		2003		2005	2004		2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.29	$12.68		$9.27	$10.00	$14.15	$12.64		$9.27	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.17	0.14		0.14	0.02	0.14	0.12		0.12	0.02
Net realized and unrealized gain (loss) on total investments	2.20	2.48		3.29	(0.75)	2.19	2.45		3.29	(0.75)

Total gain (loss) from investment operations	2.37	2.62		3.43	(0.73)	2.33	2.57		3.41	(0.73)

Less distributions from:
Net investment income	(0.12)	(0.08)		(0.02)	—	(0.13)	(0.13)		(0.04)	—
Net realized gains	(0.70)	(0.93)		—	—	(0.70)	(0.93)		—	—

Total distributions	(0.82)	(1.01)		(0.02)	—	(0.83)	(1.06)		(0.04)	—

Net asset value, end of period	$15.84	$14.29	(c)	$12.68	$9.27	$15.65	$14.15	(c)	$12.64	$9.27

TOTAL RETURN	16.69%	20.98	%(c)	37.12%	(7.30)%	16.55%	20.70	%(c)	36.90%	(7.30)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$116,652	$45,429		$18,702	$93	$71,400	$61,937		$28,139	$18,351
Ratio of expenses to average net assets before expense reimbursement	0.15%	0.20%		0.62%	0.01%	0.32%	0.38%		0.78%	0.02%
Ratio of expenses to average net assets after expense reimbursement	0.15%	0.14%		0.14%	0.01%	0.30%	0.30%		0.30%	0.02%
Ratio of net investment income to average net assets after expense waiver and reimbursement	1.11%	1.03%		1.25%	0.17%	0.97%	0.87%		1.10%	0.16%
Portfolio turnover rate	273%	295%		328	15%	273%	295%		328%	15%

	2005 Annual Report	69
SEE NOTES TO FINANCIAL STATEMENTS	Retail Class • TIAA-CREF Institutional Mutual Funds

Financial highlights	TIAA-CREF Institutional Mutual Funds

	Real Estate Securities Fund

	Retirement Class

				For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (a)

	For the Years Ended September 30,

	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$13.62	$12.40	$9.72	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.48	0.50	0.57	0.05
Net realized and unrealized gain (loss) on total investments	2.53	2.49	2.39	(0.31)

Total gain (loss) from investment operations	3.01	2.99	2.96	(0.26)

Less distributions from:
Net investment income	(0.51)	(0.43)	(0.27)	(0.02)
Net realized gains	(1.46)	(1.34)	(0.01)	—

Total distributions	(1.97)	(1.77)	(0.28)	(0.02)

Net asset value, end of period	$14.66	$13.62	$12.40	$9.72

TOTAL RETURN	22.86%	25.81%	30.92%	(2.58)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$150,382	$69,980	$14,207	$97
Ratio of expenses to average net assets before expense reimbursement	0.48%	0.50%	0.51%	0.03%
Ratio of expenses to average net assets after expense reimbursement	0.48%	0.47%	0.48%	0.03%
Ratio of net investment income to average net assets after expense waiver and reimbursement	3.36%	3.88%	4.81%	0.51%
Portfolio turnover rate	244%	349%	317%	15%

(a)	The percentages shown for this period are not annualized.

(b)	Based on average shares outstanding.

70	2005 Annual Report
	TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

continued

	Real Estate Securities Fund

	Institutional Class				Retail Class

				For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (a)				For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (a)

	For the Years Ended September 30,				For the Years Ended September 30,

	2005	2004	2003		2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$13.50	$12.32	$9.72	$10.00	$13.37	$12.22	$9.72	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.52	0.53	0.59	0.05	0.47	0.49	0.52	0.05
Net realized and unrealized gain (loss) on total investments	2.47	2.48	2.37	(0.31)	2.48	2.45	2.39	(0.31)

Total gain (loss) from investment operations	2.99	3.01	2.96	(0.26)	2.95	2.94	2.91	(0.26)

Less distributions from:
Net investment income	(0.57)	(0.49)	(0.35)	(0.02)	(0.51)	(0.45)	(0.40)	(0.02)
Net realized gains	(1.46)	(1.34)	(0.01)	—	(1.46)	(1.34)	(0.01)	—

Total distributions	(2.03)	(1.83)	(0.36)	(0.02)	(1.97)	(1.79)	(0.41)	(0.02)

Net asset value, end of period	$14.46	$13.50	$12.32	$9.72	$14.35	$13.37	$12.22	$9.72

TOTAL RETURN	22.87%	26.30%	30.94%	(2.56)%	22.89%	25.84%	30.66%	(2.59)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$240,806	$156,193	$99,389	$97	$160,218	$107,695	$52,603	$19,246
Ratio of expenses to average net assets before expense reimbursement	0.17%	0.16%	0.18%	0.01%	0.46%	0.50%	0.47%	0.03%
Ratio of expenses to average net assets after expense reimbursement	0.17%	0.15%	0.15%	0.01%	0.46%	0.45%	0.45%	0.03%
Ratio of net investment income to average net assets after expense waiver and reimbursement	3.66%	4.12%	5.27%	0.53%	3.37%	3.87%	4.80%	0.50%
Portfolio turnover rate	244%	349%	317%	15%	244%	349%	317%	15%

	2005 Annual Report	71
SEE NOTES TO FINANCIAL STATEMENTS	Retail Class • TIAA-CREF Institutional Mutual Funds

Financial highlights	TIAA-CREF Institutional Mutual Funds

	Inflation-Linked Bond Fund

	Institutional Class

	For the Years Ended September 30,

	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.75	$10.51	$10.12

Gain (loss) from investment operations:
Net investment income (b)	0.43	0.45	0.37
Net realized and unrealized gain (loss) on total investments	0.12	0.30	0.31

Total gain (loss) from investment operations	0.55	0.75	0.68

Less distributions from:
Net investment income	(0.46)	(0.42)	(0.29)
Net realized gains	(0.15)	(0.09)	—

Total distributions	(0.61)	(0.51)	(0.29)

Net asset value, end of period	$10.69	$10.75	$10.51

TOTAL RETURN	5.19%	7.36%	6.82%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$325,636	$382,305	$223,138
Ratio of expenses to average net assets before expense reimbursement	0.14%	0.15%	0.15%
Ratio of expenses to average net assets after expense reimbursement	0.14%	0.14%	0.14%
Ratio of net investment income to average net assets after expense waiver and reimbursement	3.97%	4.27%	3.56%
Portfolio turnover rate	239%	151%	210%

(a)	The percentages shown for this period are not annualized.

(b)	Based on average shares outstanding.

72	2005 Annual Report
	TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

continued

	Inflation-Linked Bond Fund

	Institutional Class	Retail Class

	For the Period September 4, 2002 (commencement of operations) to September 30,				For the Period September 4, 2002 (commencement of operations) to September 30,

		For the Years Ended September 30,

	2002 (a)	2005	2004	2003	2002 (a)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00	$10.63	$10.39	$10.12	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.02	0.43	0.49	0.40	0.02
Net realized and unrealized gain (loss) on total investments	0.12	0.11	0.24	0.26	0.12

Total gain (loss) from investment operations	0.14	0.54	0.73	0.66	0.14

Less distributions from:
Net investment income	(0.02)	(0.48)	(0.40)	(0.39)	(0.02)
Net realized gains	—	(0.15)	(0.09)	—	—

Total distributions	(0.02)	(0.63)	(0.49)	(0.39)	(0.02)

Net asset value, end of period	$10.12	$10.54	$10.63	$10.39	$10.12

TOTAL RETURN	1.37%	5.14%	7.20%	6.64%	1.36%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$101	$70,277	$95,536	$20,193	$22,172
Ratio of expenses to average net assets before expense reimbursement	0.01%	0.30%	0.33%	0.31%	0.02%
Ratio of expenses to average net assets after expense reimbursement	0.01%	0.30%	0.30%	0.30%	0.02%
Ratio of net investment income to average net assets after expense waiver and reimbursement	0.23%	4.04%	4.67%	3.93%	0.22%
Portfolio turnover rate	0%	239%	151%	210%	0%

	2005 Annual Report	73
SEE NOTES TO FINANCIAL STATEMENTS	Retail Class • TIAA-CREF Institutional Mutual Funds

Notes to financial statements

Note 1—significant accounting policies

TIAA-CREF Institutional Mutual Funds (the “Funds” or individually, the “Fund”) is a Delaware statutory trust that was organized on April 15, 1999 and is registered with the Securities and Exchange Commission (“Commission”) under the Investment Company Act of 1940 as an open-end investment company. The Funds currently consist of thirty series. These financial statements consist of six of the twenty-three funds comprising TIAA-CREF Institutional Mutual Funds. The Large-Cap Value, Mid-Cap Growth, Mid-Cap Value, Small-Cap Equity, Real Estate Securities, and Inflation-Linked Bond Funds (collectively, the “Funds”) commenced operations on September 4, 2002 with a seed money investment by Teachers Insurance and Annuity Association of America (“TIAA”). At September 30, 2005, TIAA had remaining seed money investment in the Real Estate Securities Fund as follows:

	Value of TIAA’s seed money investment at September 30, 2005

Fund	Retirement Class	Institutional Class	Retail Class	Total

Real Estate Securities	$193,532	$194,238	$15,505,722	$15,893,492

The Funds offer their shares, without a sales load, through their principal underwriter, Teachers Personal Investors Services, Inc. (“TPIS”), which is a wholly-owned subsidiary of TIAA. The Funds offer up to three share classes, although any one Fund may not necessarily offer all three classes. The Retirement Class shares are offered exclusively through accounts established by employers, or the trustees of plans sponsored by employers, with TIAA-CREF Individual and Institutional Services, LLC (“Services”), a broker-dealer affiliate of TIAA, in connection with certain employee benefit plans. The Institutional Class shares are offered to certain intermediaries affiliated with TIAA, such as TIAA-CREF Trust Company, Federal Savings Bank, or other persons, such as state-sponsored tuition saving plans, who have entered into a contract with an affiliate of TIAA. The Retail Class shares are offered directly to the investing public. TPIS is registered with the Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Teachers Advisors Inc. (“Advisors”), a wholly-owned subsidiary of TIAA, which is registered with the Commission as an investment adviser, provides investment management services for the Funds.

The accompanying financial statements were prepared in accordance with U.S. generally accepted accounting principles which may require the use of estimates made by management. Actual results may differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Funds.

Valuation of investments: Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. Net asset value of Underlying Funds is calculated as of the close of business of the New York Stock Exchange (generally

74	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Retail Class

Notes to financial statements	continued

4:00pm Eastern Time). The market value of the Underlying Funds is based on their net asset values as of the close of business on the valuation date. Debt securities will generally be valued using prices provided by a pricing service which may employ various indications of value including but not limited to broker-dealer quotations. Certain debt securities, other than money market instruments, are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). Money market instruments with maturities of one year or less, are valued in the same manner as debt securities or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other. Investments in registered investment companies are valued at their net asset value. Foreign investments are valued at the closing values of such securities as of the date of valuation under the generally accepted valuation method in the country where traded, converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. Stock and bond index futures and options, which are traded on commodities exchanges, are valued at the last sales price as of the close of such commodities exchanges.

Portfolio securities for which market quotations are not readily available are valued at fair value, as determined in good faith under the direction of the Board of Trustees. Portfolio securities may also be valued at fair value as determined in good faith under the direction of the Board of Trustees if events materially affecting their value occur between the time their price is determined and the time a Fund’s net asset value is calculated. The fair value of securities may be determined with the assistance of a pricing service, which attempts to calculate a fair value for securities based on numerous factors including correlations of a security’s price with securities indices and other appropriate indicators, such as ADR’s and futures contracts. Other factors may also be considered in determining fair value, such as fundamental analytical data, market and trading trends, and public trading of similar securities of the issuer or comparable issuers.

Trading in securities on most foreign exchanges and over the counter markets is normally completed before the close of the domestic stock market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net assets are calculated, such securities may be valued at fair value in accordance with procedures adopted by the Board of Trustees. TIAA-CREF has retained an independent fair value pricing service to assist in the fair valuation process for Funds that primarily invest in international securities.

Accounting for investments: Securities transactions and investments in Underlying Funds are accounted for as of the trade date. Interest income is recorded as earned and includes amortization of discounts and premiums. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, as soon thereafter as the Funds are informed of the ex-dividend date. Realized gains and losses on securities

2005 Annual Report	75
Retail Class • TIAA-CREF Institutional Mutual Funds

Notes to financial statements	continued

transactions are based upon the specific identification method for both financial statement and federal income tax purposes.

Accounting for Real Estate Investments Trusts: The Funds may own shares of Real Estate Investment Trusts (“REITS”). The Real Estate Securities Fund invests a substantial portion of its assets in such REITS; therefore it may be more affected by economic developments in the real estate industry than would a general equity fund.

REITS report information on the source of their distributions once per year, in January. Such distributions may include one or more of the following components: ordinary income, long-term capital gains or a return of capital. Because the components of such distributions are not reported by the REITS until well after the Funds’ fiscal year-end, an assumption is made during the fiscal year to classify all such distributions temporarily as ordinary income. Once the actual components are determined, an adjustment is made to properly reclassify the distributions into their correct categories. For such distributions which represent a return of capital, a reduction is recorded to the cost basis of the individual REITS. Effective for the current fiscal year, the funds have estimated what the components of these REITS distributions are, and have reflected these amounts accordingly in the financial statements.

Dollar roll transactions: The Funds may enter into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund’s policy is to record the component of dollar rolls using “to be announced’’ mortgage-backed securities as purchase and sale transactions. Any difference between the purchase and sale price is recorded as a realized gain or loss on the trade date of the sale transaction. At the time a Fund enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its dollar roll commitments. In addition, the Funds may receive compensation that is recorded as deferred income and amortized to income over the roll period. The counterparty receives all principal and interest payments, including prepayments, made in respect of a security subject to such a contract while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The Funds engage in dollar rolls for the purpose of enhancing their yields, principally by earning a negotiated fee.

Foreign currency transactions and translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of securities, income receipts and expense payments made in foreign currencies are translated into U.S. dollars at the exchange rates prevailing on the respective dates of the transactions. The effects of changes in foreign currency exchange rates on portfolio investments are included in the net realized and unrealized gains and losses on investments. Net realized gains and losses on foreign

76	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Retail Class

Notes to financial statements	continued

currency transactions include maturities of forward foreign currency contracts, disposition of foreign currencies, and currency gains and losses between the accrual and receipt dates of portfolio investment income and between the trade and settlement dates of portfolio investment transactions.

Forward foreign currency contracts: The Funds may use forward foreign currency contracts to facilitate transactions in securities denominated in foreign currencies. Such contracts are entered into directly with a counterparty and are “marked-to-market” at the end of each day’s trading. The Funds are also exposed to credit risk associated with counterparty nonperformance on these forward foreign currency contracts which is typically limited to the unrealized gain on each open contract.

Forward foreign currency contracts will be used primarily to protect the Funds from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of assets and liabilities. In addition, the Funds could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of assets and liabilities.

Futures contracts: The Funds may use futures contracts to manage exposure to the equity markets or for cash management purposes to remain highly invested in the equity markets while minimizing transaction costs. Buying futures contracts tends to increase exposure to the underlying instrument/index, while selling futures contracts tends to decrease exposure to the underlying instrument/index or hedge other investments. Initial margin deposits are made upon entering into a futures contract and variation margin payments are made or received reflecting changes in the value of the futures contracts. Futures contracts are valued at the last sales price as of the close of the board of trade or exchange on which they are traded. Daily changes in the value of such contracts are reflected in net unrealized gains and losses. Gains or losses are realized upon the expiration or closing of the futures contracts, or if the counterparties do not perform in accordance with contractual provisions.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

2005 Annual Report	77
Retail Class • TIAA-CREF Institutional Mutual Funds

Notes to financial statements	continued

Securities purchased on a when-issued or delayed-delivery basis: The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. Credit risks exist on these commitments to the extent of any unrealized gains on the underlying securities purchased and any unrealized losses on the underlying securities sold. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. In addition to the normal credit and market risks, transactions with delayed settlement dates may expose the Funds to greater risk that such transactions may not be consummated.

Treasury Inflation-Protected Securities: The Inflation-Linked Bond Fund invest in Treasury Inflation-Protected Securities (“TIPS”), specially structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index (“CPI”). The adjustments for interest income due to inflation are reflected in interest income in the Statements of operations. TIPS are backed by the full faith and credit of the U.S. Government. TIPS are subject to interest rate risk. However, because TIPS have better price protection through inflation adjustments, they tend to perform well in a rising rate environment if rates increase due to inflation.

Restricted securities: Restricted securities held by the Funds, if any, may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in securities which are widely held and publicly traded.

Distributions to shareholders: Distributions from net investment income, if any, are declared and paid annually for each of the Funds, except for the Real Estate Securities and the Inflation-Linked Bond Funds where distributions are declared and paid quarterly. Distributions from realized gains, if any, are declared and paid annually for each of the Funds. Accumulated undistributed net investment income and accumulated undistributed net realized gain (loss) on total investments may include temporary and permanent book and tax differences. Temporary differences will reverse in subsequent periods and are generally due to differing book and tax treatments for the timing and recognition of gains and losses on securities, forwards, and futures, including Post October losses. Permanent differences will result in reclassifications among the respective components of net assets and are generally due to REIT adjustments, foreign currency transactions, distribution reclass, and gains on certain equity securities designated and issued by “passive foreign investment companies”.

78	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Retail Class

Notes to financial statements	continued

Income taxes: The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code (“Code”) and will not be subject to income taxes to the extent that they distribute substantially all taxable income each year and comply with various other Code requirements.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to a Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended September 30, 2005, permanent book and tax differences resulting primarily from differing treatments for foreign currency transactions, dividend reclassifications, gains and losses on redemptions in-kind and gains and losses from the sale of stock in passive foreign investment companies were identified and reclassified among the components of the Funds’ net assets. Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by these reclassifications.

Foreign Taxes: The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.

Allocation of income and expenses: Expenses directly attributable to a Fund are charged to that Fund. Expenses directly attributable to a particular class are charged directly to that class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based on the proportion of net assets of each class calculated each day.

Indemnification: In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Also, under the Funds’ Trust organizational documents, the Trustees and Officers of the TIAA-CREF Institutional Mutual Funds are indemnified against certain liabilities that may arise out of their duties to the TIAA-CREF Institutional Mutual Funds. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be minimal.

Note 2—management agreement

Under the terms of an Investment Management Agreement, each Fund pays Advisors a monthly fee for the management of the Fund’s net assets, based on the average daily net assets of each Fund. Under the terms of a Service Agreement, each Fund Class pays Advisors a monthly fee based on the average daily net assets of each Fund Class for providing transfer agency, accounting and administration

2005 Annual Report	79
Retail Class • TIAA-CREF Institutional Mutual Funds

Notes to financial statements	continued

services. Various other expenses (including custody, audit, regulatory and trustee fees) are borne directly by the Funds/Classes. Advisors has voluntarily agreed to partially reimburse the Funds for the various other expenses. The total reimbursement to the Funds for the year ended September 30, 2005 was $23,000. Advisors will receive the following annual percentages of each Fund’s / Classes’ average daily net assets for investment management and service agreement fees:

	Investment Management Fee	Service Agreement Fee

Fund	All Classes	Retirement Class	Institutional Class	Retail Class

Large-Cap Value	0.08%	0.34%	0.04%	0.33%
Mid-Cap Growth	0.08%	0.34%	0.04%	0.33%
Mid-Cap Value	0.08%	0.34%	0.04%	0.33%
Small-Cap Equity	0.08%	0.34%	0.04%	0.19%
Real Estate Securities	0.09%	0.34%	0.04%	0.33%
Inflation-Linked Bond	0.09%	—	0.03%	0.18%

To limit the Funds’/Classes’ expenses, Advisors has agreed to reimburse the Funds if other expenses, as described above, exceed the percentages listed below.

Fund	Retirement Class	Institutional Class	Retail Class

Large-Cap Value	0.48%	0.14%	0.44%
Mid-Cap Growth	0.48%	0.15%	0.44%
Mid-Cap Value	0.48%	0.15%	0.44%
Small-Cap Equity	0.48%	0.15%	0.30%
Real Estate Securities	0.47%	0.16%	0.45%
Inflation-Linked Bond	—	0.14%	0.30%

Total investment management fees incurred and expense reimbursements for each Fund for the year ended September 30, 2005 are reflected in the Statements of operations.

80	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Retail Class

Notes to financial statements	continued

Note 3—investments

At September 30, 2005, net unrealized appreciation (depreciation) of portfolio investments, consisting of gross unrealized appreciation and gross unrealized depreciation, was as follows:

Fund	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

Large-Cap Value	$49,923,619	$(16,567,292)	$33,356,327
Mid-Cap Growth	33,651,329	(2,994,955)	30,656,374
Mid-Cap Value	46,516,826	(9,571,654)	36,945,172
Small-Cap Equity	34,520,055	(12,110,245)	22,409,810
Real Estate Securities	41,469,279	(21,542,726)	19,926,553
Inflation-Linked Bond	6,807,312	(409,072)	6,398,240

Purchases and sales of securities, other than short-term money market instruments, for the Funds for the year ended September 30, 2005, were as follows:

Fund	Non-Government Purchases	Government Purchases	Non-Government Sales	Government Sales

Large-Cap Value	$742,593,573	$—	$472,363,189	$—
Mid-Cap Growth	243,641,493	—	191,006,338	—
Mid-Cap Value	485,674,939	—	292,835,923	—
Small-Cap Equity	917,257,575	—	821,646,338	—
Real Estate Securities	1,275,430,679	—	1,124,002,686	—
Inflation-Linked Bond	—	1,052,027,063	—	1,131,621,864

Note 4—trustee fees

Each Fund pays the Trustees who are not also officers or affiliated persons of the Funds, certain remuneration for their services, plus travel and other expenses incurred in attending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their services as Trustees of the Funds. Trustees fees incurred for each Fund for the year ended September 30, 2005 are reflected in the Statements of operations.

2005 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	81

Notes to financial statements	continued

Note 5—shareholder transactions

	Large-Cap Value Fund

	For the Years Ended September 30,

	2005		2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$103,818,818	7,354,612	$68,330,772	5,240,334
Reinvestment of distributions	7,925,237	560,087	1,106,174	87,514
Redemptions	(28,844,323)	(2,062,116)	(13,452,140)	(1,019,498)

Net increase	$82,899,732	5,852,583	$55,984,806	4,308,350

Institutional Class:
Subscriptions	$191,686,040	13,607,505	$15,538,789	1,205,912
Reinvestment of distributions	466,404	33,102	102,938	8,169
Redemptions	(13,519,934)	(945,607)	(2,053,631)	(159,014)

Net increase	$178,632,510	12,695,000	$13,588,096	1,055,067

Retail Class:
Subscriptions	$27,988,725	2,017,928	$17,697,831	1,384,632
Reinvestment of distributions	12,711,732	915,641	5,581,846	447,090
Exchanges	(65,133)	11,747	17,068,267	1,298,327
Redemptions	(17,373,970)	(1,245,818)	(2,447,926)	(186,815)

Net increase	$23,261,354	1,699,498	$37,900,018	2,943,234

82	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class

Notes to financial statements	continued

	Mid-Cap Growth Fund

	For the Years Ended September 30,

	2005		2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$59,233,206	3,736,241	$68,219,765	4,699,551
Reinvestment of distributions	3,722,900	238,189	1,648,689	116,350
Redemptions	(21,683,798)	(1,400,685)	(21,682,610)	(1,540,986)

Net increase	$41,272,308	2,573,745	$48,185,844	3,274,915

Institutional Class:
Subscriptions	$15,431,427	1,005,426	$2,203,613	153,729
Reinvestment of distributions	79,187	5,041	27,672	1,949
Redemptions	(718,412)	(44,915)	(619,865)	(42,965)

Net increase	$14,792,202	965,552	$1,611,420	112,713

Retail Class:
Subscriptions	$11,738,966	746,155	$25,836,844	1,792,547
Reinvestment of distributions	2,150,315	137,354	1,221,595	86,257
Exchanges	(1,802,230)	(131,632)	3,359,516	219,016
Redemptions	(7,175,377)	(460,075)	(5,501,760)	(385,710)

Net increase	$4,911,674	291,802	$24,916,195	1,712,110

	Mid-Cap Value Fund

	For the Years Ended September 30,

	2005		2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$182,145,839	11,155,103	$84,790,753	6,129,080
Reinvestment of distributions	6,496,574	404,771	1,210,066	90,506
Redemptions	(45,378,248)	(2,773,916)	(15,524,190)	(1,114,591)

Net increase	$143,264,165	8,785,958	$70,476,629	5,104,995

Institutional Class:
Subscriptions	$16,133,113	1,021,024	$3,895,131	283,019
Reinvestment of distributions	144,605	9,004	76,386	5,705
Redemptions	(1,880,221)	(114,607)	(910,938)	(65,191)

Net increase	$14,397,497	915,421	$3,060,579	223,533

Retail Class:
Subscriptions	$26,815,357	1,660,612	$17,732,643	1,297,543
Reinvestment of distributions	2,506,619	157,928	780,846	58,936
Exchanges	21,876,420	1,352,186	13,250,783	965,460
Redemptions	(8,433,887)	(517,793)	(3,601,360)	(260,782)

Net increase	$42,764,509	2,652,933	$28,162,912	2,061,157

2005 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	83

Notes to financial statements	continued

	Small-Cap Equity Fund

	For the Years Ended September 30,

	2005		2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$92,631,208	6,139,144	$121,058,196	8,589,669
Reinvestment of distributions	7,697,878	497,600	3,788,891	277,371
Redemptions	(59,389,422)	(3,989,673)	(40,007,801)	(2,966,741)

Net increase	$40,939,664	2,647,071	$84,839,286	5,900,299

Institutional Class:
Subscriptions	$68,311,360	4,602,201	$28,588,554	2,055,677
Reinvestment of distributions	1,789,247	114,990	1,168,635	85,239
Redemptions	(8,156,759)	(532,333)	(6,032,530)	(435,171)

Net increase	$61,943,848	4,184,858	$23,724,659	1,705,745

Retail Class:
Subscriptions	$12,337,091	825,853	$22,421,679	1,608,422
Reinvestment of distributions	3,493,722	226,920	2,869,958	211,013
Exchanges	(3,808,935)	(260,863)	9,837,058	676,736
Redemptions	(9,084,765)	(606,149)	(4,808,606)	(346,917)

Net increase	$2,937,113	185,761	$30,320,089	2,149,254

	Real Estate Securities Fund

	For the Years Ended September 30,

	2005		2004

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$106,581,493	7,283,796	$87,592,242	6,721,257
Reinvestment of distributions	15,837,551	1,113,143	4,495,416	359,738
Redemptions	(46,701,392)	(3,277,163)	(38,490,456)	(3,090,343)

Net increase	$75,717,652	5,119,776	$53,597,202	3,990,652

Institutional Class:
Subscriptions	$89,820,222	6,566,350	$77,062,195	6,076,287
Reinvestment of distributions	19,374,974	1,376,973	12,251,013	996,688
Exchanges	—	—	3,067	260
Redemptions	(40,136,965)	(2,851,371)	(46,451,130)	(3,571,259)

Net increase	$69,058,231	5,091,952	$42,865,145	3,501,976

Retail Class:
Seed money redemptions	$—	—	$(10,000,000)	(794,912)
Subscriptions	46,901,297	3,336,614	64,825,462	5,074,740
Reinvestment of distributions	18,487,699	1,326,977	8,437,757	694,020
Exchanges	4,007,325	222,501	9,031,534	660,114
Redemptions	(24,360,694)	(1,772,878)	(23,711,783)	(1,886,188)

Net increase	$45,035,627	3,113,214	$48,582,970	3,747,774

84	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class

Notes to financial statements	continued

	Inflation-Linked Bond Fund

	For the Years Ended September 30,

	2005		2004

	Amount	Shares	Amount	Shares

Institutional Class:
Seed money redemptions	$—	—	$(114,884)	(10,482)
Subscriptions	196,483,038	18,283,001	250,218,699	23,411,152
Reinvestment of distributions	18,491,867	1,724,781	14,582,034	1,381,350
Exchanges	—	—	10,892	988
Redemptions	(268,690,192)	(25,118,571)	(112,672,812)	(10,452,289)

Net increase (decrease)	$(53,715,287)	(5,110,789)	$152,023,929	14,330,719

Retail Class:
Subscriptions	$21,238,924	1,997,282	$68,415,011	6,474,365
Reinvestment of distributions	3,454,093	326,857	2,688,349	257,864
Exchanges	6,038,646	561,845	6,862,441	640,348
Redemptions	(55,911,954)	(5,203,091)	(3,488,257)	(331,590)

Net increase (decrease)	$(25,180,291)	(2,317,107)	$74,477,544	7,040,987

Note 6—distributions to shareholders

The tax character of distributions paid to shareholders during the years ended September 30, 2005 and 2004 were as follows:

	2005			2004

Fund	Ordinary Income	Long Term Capital Gains	Total	Ordinary Income	Long-term Capital Gains	Total

Large-Cap Value	$16,526,971	$7,438,481	$23,965,452	$7,513,623	$296,899	$7,810,522
Mid-Cap Growth	1,592,229	4,525,334	6,117,563	2,443,048	543,630	2,986,678
Mid-Cap Value	7,120,760	2,435,007	9,555,767	2,230,692	25,397	2,256,089
Small-Cap Equity	6,299,276	7,865,098	14,164,374	7,773,988	1,151,966	8,925,954
Real Estate Securities	54,431,934	5,507,332	59,939,266	30,433,252	469,655	30,902,907
Inflation-Linked Bond	20,198,689	4,193,975	24,392,664	17,875,397	607,518	18,482,915

As of September 30, 2005, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation	Capital Loss Carryovers	Post-October Losses	Total

Large-Cap Value	$13,709,316	$11,742,226	$31,937,491	$—	$(2,849)	$57,386,184
Mid-Cap Growth	30,173	6,354,989	30,313,833	—	—	36,698,995
Mid-Cap Value	16,343,376	7,379,391	36,491,228	—	(3,471)	60,210,524
Small-Cap Equity	14,963,483	18,041,130	16,964,180	—	—	49,968,793
Real Estate Securities	49,421,242	7,864,339	15,928,750	—	—	73,214,331
Inflation-Linked Bond	408	7,749,314	3,335,817	—	—	11,085,539

2005 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	85

Notes to financial statements	concluded

The difference between book basis and tax basis net investment income, net realized gains and unrealized appreciation and depreciation is attributable primarily to the tax deferral of losses on wash sales, the realization, for tax purposes, of unrealized gains on investments in passive foreign investment companies and the use of capital loss carryovers.

Note 7—line of credit

Each of the Funds participate in a $1.75 billion unsecured revolving credit facility that can be used for temporary purposes, including the funding of shareholder redemptions. Certain affiliated accounts and mutual funds, each of which is managed by Advisors, or an affiliate of Advisors, also participate in this facility. Interest associated with any borrowing under the facility is charged to the borrowing accounts and mutual funds at rates which are based on the Federal Funds Rate in effect during the time of the borrowing. For the year ended September 30, 2005, there were no other borrowings under this credit facility by the Funds.

Note 8—in-kind transactions

For the year ended September 30, 2005, the Institutional Class of the following Funds had in-kind transactions consisting of marketable securities, which are included in subscriptions in shareholder transactions in Note 5:

in-kind subscriptions	Value

Large-Cap Value Fund	$61,564,001
Mid-Cap Growth Fund	1,310,100
Small-Cap Equity Fund	4,805,723

86	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the
TIAA-CREF Institutional Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the summary portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Large-Cap Value, Mid-Cap Growth, Mid-Cap Value, Small-Cap Equity, Real Estate Securities and Inflation-Linked Bond Funds (constituting the TIAA-CREF Institutional Mutual Funds, hereafter referred to as the “Funds”) at September 30, 2005, the results of each of their operations, changes in net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The financial statements of the Funds as of September 30, 2004 and for the year then ended, including financial highlights for each of the periods in the four years then ended, were audited by other auditors whose report dated November 22, 2004 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
New York, New York
November 23, 2005

2005 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	87

Report of management responsibility (unaudited)

To the Shareholders of TIAA-CREF Institutional Mutual Funds:

The accompanying financial statements of the TIAA-CREF Institutional Mutual Funds (the “Funds”) are the responsibility of management. They have been prepared in accordance with U.S. generally accepted accounting principles and have been presented fairly and objectively in accordance with such principles.

          The Funds have established and maintain a strong system of internal controls and disclosure controls designed to provide reasonable assurance that assets are properly safeguarded and transactions are properly executed in accordance with management’s authorization, and to carry out the ongoing responsibilities of management for reliable financial statements. In addition, the Funds’ internal audit personnel provide a continuing review of the internal controls and operations of the Funds, and the chief audit executive regularly reports to the Audit Committee of the Funds’ Board of Trustees.

          The accompanying financial statements have been audited by the independent registered public accounting firm of PricewaterhouseCoopers LLP. To maintain auditor independence and avoid any potential conflict of interest, it continues to be the Funds’ policy that any management advisory or consulting services be obtained from a firm other than the external financial audit firm. The report of the independent registered public accounting firm, which follows the notes to financial statements, expresses an independent opinion on the fairness of presentation of these financial statements.

          The Audit Committee of the Funds’ Board of Trustees, consisting entirely of trustees who are not officers of TIAA-CREF Institutional Mutual Funds, meets regularly with management, representatives of PricewaterhouseCoopers LLP and internal audit personnel to review matters relating to financial reporting, internal controls and auditing. In addition to the annual audit of the financial statements of the Funds by the independent registered public accounting firm, the Securities and Exchange Commission performs periodic examinations of the Funds’ operations.

Bertram L. Scott President	Russell Noles Acting Chief Financial Officer

88	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class

2005 special meeting	TIAA-CREF Institutional Mutual Funds (unaudited)

Trustees

On August 31, 2005, at a special meeting of shareholders, the following persons were elected to serve on the Board:

Nominee	Shares for	Percent	Shares withheld	Percent

Nancy L. Jacob	688,943,235.19	98.17	12,809,241.37	1.83

Willard T. Carleton	688,916,331.03	98.17	12,836,145.53	1.83

Eugene Flood, Jr.	688,829,142.72	98.16	12,923,333.84	1.84

Howell E. Jackson	688,938,790.98	98.17	12,813,685.58	1.83

Bevis Longstreth	688,592,381.56	98.12	13,160,095.00	1.88

Bridget A. Macaskill	688,783,713.38	98.15	12,968,763.18	1.85

Maceo K. Sloan	688,567,748.75	98.12	13,184,727.81	1.88

Ahmed H. Zewail	688,535,320.34	98.12	13,217,156.22	1.88

Eugene Flood, Jr. and Howell E. Jackson were elected to office. Nancy L. Jacob, Willard T. Carleton, Bevis Longstreth, Bridget A. Macaskill, Maceo K. Sloan and Ahmed H. Zewail continued in office.

Independent registered public accounting firm

Shareholders also ratified the selection by the Board of Trustees of PricewaterhouseCoopers LLP to serve as the Funds’ independent registered public accounting firm:

	Shares for	Percent	Shares against	Percent	Shares abstain	Percent

Ratify PricewaterhouseCoopers LLP	686,960,740.23	97.89	2,307,930.96	0.33	12,483,805.38	1.78

2005 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	89

2005 special meeting	TIAA-CREF Institutional Mutual Funds (unaudited)

Investment management agreement

Shareholders also voted on a new investment management agreement between the Funds and Teachers Advisors, Inc.

Fund	Shares for	Percent	Shares against	Percent	Shares abstain	Percent	Broker nonvote	Percent

Inflation-Linked Bond	13,762,913.52	48.90	8,220,630.88	29.21	6,160,622.23	21.89	0.00	0.00

Large-Cap Value	14,729,643.28	40.94	20,681,545.15	57.48	570,591.40	1.58	0.00	0.00

Mid-Cap Growth*	3,907,068.99	67.31	565,025.53	9.73	1,108,171.22	19.09	224,799.00	3.87

Mid-Cap Value	7,172,001.69	75.87	981,580.80	10.38	1,206,456.24	12.76	93,546.00	0.99

Real Estate Securities	13,468,029.58	59.97	6,191,623.53	27.57	2,798,215.48	12.46	0.00	0.00

Small-Cap Equity	7,328,379.70	60.43	3,052,986.64	25.17	1,746,118.42	14.40	0.00	0.00

*

The August 31, 2005 shareholder meeting for Mid-Cap Growth Fund was adjourned with respect to the consideration of the investment management agreement to solicit additional proxies. This meeting was reconvened on September 14, 2005, at which time the agreement was approved by Mid-Cap Growth Fund shareholders.

The Mid-Cap Growth and Mid-Cap Value Funds ratified the investment management agreement. The Inflation-Linked Bond, Large-Cap Value, Real Estate Securities, and Small-Cap Equity Funds did not ratify the investment management agreement.

90	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class

Distribution (12b-1) plan

Shareholders also voted on a new distribution plan.

Fund	Shares for	Percent	Shares against	Percent	Shares abstain	Percent	Broker nonvote	Percent

Inflation-Linked Bond	2,964,009.06	82.22	321,769.24	8.93	222,149.66	6.16	97,014.00	2.69

Large-Cap Value	8,784,694.09	82.01	1,380,636.93	12.89	546,945.48	5.10	0.00	0.00

Mid-Cap Growth	1,540,280.01	74.36	249,305.84	12.04	56,867.83	2.75	224,799.00	10.85

Mid-Cap Value	2,309,296.19	82.76	316,418.09	11.34	71,274.61	2.55	93,546.00	3.35

Real Estate Securities	5,917,260.11	90.37	442,263.57	6.75	188,658.06	2.88	0.00	0.00

Small-Cap Equity	3,372,861.15	84.64	433,047.95	10.87	178,869.96	4.49	0.00	0.00

The Inflation-Linked Bond, Large-Cap Value, Mid-Cap Growth, Mid-Cap Value, Real Estate Securities and Small-Cap Equity Funds adopted the distribution plan.

2005 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	91

Management	Trustees and officers of the TIAA-CREF Institutional Mutual Funds (unaudited)

DISINTERESTED TRUSTEES

Name, address and age	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee

Nancy L. Jacob Windermere Investment Associates 121 S.W. Morrison Street Suite 925 Portland, OR 97204 Age: 62	Chairman of the Board of Trustees, Trustee	Indefinite term. Trustee since 1999.	President and Managing Principal, Windermere Investment Associates, 1997–present. Formerly, Chairman and Chief Executive Officer, CTC Consulting, Inc., 1994–1997 and Executive Vice President, U.S. Trust of the Pacific Northwest, 1993–1998.	60	Director and Chairman of the Investment Committee of the Okabena Company (financial services).

Willard T. Carleton 4911 E. Parade Ground Loop Tucson, AZ 85712-6623 Age: 71	Trustee	Indefinite term. Trustee since 2003.	Professor of Finance Emeritus, University of Arizona, College of Business and Public Administration, 2001–present. Formerly, Donald R. Diamond Professor of Finance, University of Arizona, 1999–2001, and Karl L. Eller Professor of Finance, University of Arizona, 1984–1999. Trustee of TIAA, 1984–2003.	60	None

Eugene Flood, Jr Smith Breeden Associates, Inc. Chapel Hill, North Carolina 27517 Age: 50	Trustee	Indefinite term. Trustee since 2005.	President, Chief Executive Officer (since 2000) and a Director (since 1994) of Smith Breeden Associates, Inc. (investment advisor).	N/A	None

Howell E. Jackson Harvard Law School Griswold 5 South 1525 Massachusetts Avenue Cambridge, Massachusetts 02138 Age: 51	Trustee	Indefinite term. Trustee since 2005.	James S. Reid, Jr. Professor of Law (since 2004) and Vice Dean for Administration and Budget (since 2003) and on the faculty (since 1989) of Harvard Law School.	N/A	None

92	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class

Name, address and age	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee

Bevis Longstreth Debevoise & Plimpton 919 Third Avenue New York, NY 10022-6225 Age: 71	Trustee	Indefinite term. Trustee since 1999.	Retired Partner, Debevoise & Plimpton. Formerly, Partner (1970–1981, 1984–1997) and Of Counsel (1998–2001) of Debevoise & Plimpton, Adjunct Professor at Columbia University School of Law, 1994–1999 and Commissioner of the U.S. Securities and Exchange Commission, 1981–1984.	60	Member of the Board of Directors of AMVESCAP, PLC and Chairman of the Finance Committee of the Rockefeller Family Fund.

Bridget A. Macaskill 160 East 81st Street New York, NY 10028 Age: 57	Trustee	Indefinite term. Trustee since 2003.	Independent Consultant for Merrill Lynch, 2003–present. Formerly, Chairman, Oppenheimer Funds, Inc., 2000–2001. Chief Executive Officer, 1995–2001; President, 1991–2000; and Chief Operating Officer, 1989–1995 of that firm.	60	Director, J Sainsbury plc (food retailer) and Prudential plc. International Advisory Board, British-American Business Council.

Maceo K. Sloan NCM Capital Management Group, Inc. 2634 Durham-Chapel Hill Boulevard Suite 206 Durham, NC 27707 Age: 56	Trustee	Indefinite term. Trustee since 1999.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc., 1991–present; Chairman and Chief Executive Officer, NCM Capital Management Group, Inc., since 1991; and Chairman, CEO and CIO, NCM Capital Advisers Inc., 2003–present.	60	Director, SCANA Corporation (energy holding company) and M&F Bancorp, Inc.

Ahmed H. Zewail California Institute Of Technology Arthur Amos Noyes Laboratory of Chemical Physics Mail Code 127-72 1200 East California Boulevard Pasadena, CA 91125 Age: 59	Trustee	Indefinite term. Trustee since 2004.	Linus Pauling Chair Professor of Chemistry and Professor of Physics, Caltech, 1996–present; and Director, NSF Laboratory for Molecular Sciences (LMS), Caltech, 1995–present.	60	None

2005 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	93

Management	Trustees and officers of the TIAA-CREF Institutional Mutual Funds (unaudited)	continued

EXECUTIVE OFFICERS

Name, address and age	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years

Herbert M. Allison, Jr. TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 62	President and Chief Executive Officer	Indefinite term. President and Chief Executive Officer since 2002.

Chairman, President and Chief Executive Officer of TIAA since 2002. President and Chief Executive Officer of CREF, TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds, TIAA-CREF Life Fund and TIAA Separate Account VA-1 (these funds are collectively referred to as the “TIAA-CREF Fund Complex”) since 2002. Formerly, President and Chief Executive Officer of Alliance for LifeLong Learning, Inc., 2000–2002. President, Chief Operating Officer and Member of the Board of Directors of Merrill Lynch & Co., Inc., 1997–1999.

Gary Chinery TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 55	Vice President and Treasurer	Indefinite term. Vice President and Treasurer since 2004.

Vice President and Treasurer of TIAA and the TIAA-CREF Fund Complex since 2004. Vice President and Treasurer of Teachers Advisors, (“Teachers Advisors”), TIAA-CREF Investment Management, LLC (“Investment Management”), TIAA-CREF Individual and Institutional Services, LLC (“Services”), Teachers Personal Investors Services, Inc. (“TPIS”), TIAA-CREF Tuition Financing, Inc. (“Tuition Financing”) and TIAA-CREF Life Insurance Company (“TIAA-CREF Life”).

Scott C. Evans TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 46	Executive Vice President and Chief Investment Officer	Indefinite term. Executive Vice President since 1999. Chief Investment Officer since 2004.

Executive Vice President since 1997 and Chief Investment Officer since 2004 of TIAA and the TIAA-CREF Fund Complex since 2003. President, Chief Executive Officer and Manager of Investment Management. President, Chief Executive Officer and Director of Teachers Advisors, Director TIAA-CREF Life. Formerly, Executive Vice President, CREF Investments.

I. Steven Goldstein TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 53	Executive Vice President	Indefinite term. Executive Vice President since 2003.

Executive Vice President, Public Affairs, of TIAA and the TIAA-CREF Fund Complex since 2003. Director of TIAA-CREF Life. Formerly, Advisor for McKinsey & Company, 2003; Vice President, Corporate Communications for Dow Jones & Co. and The Wall Street Journal, 2001–2002; and Senior Vice President and Chief Communications Officer for Insurance Information Institute, 1993–2001.

E. Laverne Jones TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 56	Vice President and Corporate Secretary	Indefinite term. Vice President and Corporate Secretary since 1999.	Vice President and Corporate Secretary of TIAA and the TIAA-CREF Fund Complex since 1998.

94	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class

Name, address and age	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years

Susan S. Kozik TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 48	Executive Vice President	Indefinite term. Executive Vice President since 2003.

Executive Vice President and Chief Technology Officer of TIAA and the TIAA-CREF Fund Complex since 2003. Formerly, Vice President of IT Operations and Services, Lucent Technologies, 2000–2003; and Senior Vice President and Chief Technology Officer, Penn Mutual Life Insurance Company, 1997–2000.

George W. Madison TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 52	Executive Vice President	Indefinite term. Executive Vice President since 2003.

Executive Vice President and General Counsel of TIAA and the TIAA-CREF Fund Complex since 2003. Formerly Executive Vice President, Corporate Secretary, and General Counsel of Comerica Incorporated, 1997–2003.

Erwin W. Martens TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 49	Executive Vice President	Indefinite term. Executive Vice President since 2003.

Executive Vice President, Risk Management, of TIAA and the TIAA-CREF Fund Complex since 2003. Director of Teachers Advisors, TPIS, TIAA-CREF Trust Company, FSB, (“Trust Company”), Tuition Financing and TIAA-CREF Life and Manager of Services and Investment Management. Formerly, Managing Director and Chief Risk Officer, Putnam Investments, 1999–2003; and Head and Deputy Head of Global Market Risk Management, 1997–1999.

Frances Nolan TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 48	Executive Vice President	Indefinite term. Executive Vice President since 2000.

Executive Vice President, Client Services, of TIAA and the TIAA-CREF Fund Complex since 2000. President, Chief Executive Officer and Manager of Services. Director of TPIS, Trust Company, Tuition Financing and TIAA-CREF Life. Formerly, Executive Vice President, Retirement Services, CREF and TIAA, 2000–2003; Vice President, Eastern Division, 1994–2000.

Russell Noles TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 47	Vice President and Acting Chief Financial Officer	Indefinite term. Acting Chief Financial Officer since 2005.

Vice President and Acting Chief Financial Officer of TIAA and the TIAA-CREF Fund Complex, Vice President of Teachers Advisors, TPIS, Tuition Financing and Investment Management since 2005. Director of Teachers Advisors, TPIS, Tuition Financing and Manager of Investment Management and Services since 2005. Formerly Vice President, Internal Audit of TIAA and the TIAA-CREF Funds, 2004–2005; Vice President of Internal Audit of the St. Paul Companies, 2001–2004, of Quest Communications, 2000–2001 and of US West, Inc. 1998–2000.

2005 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	95

Management	Trustees and officers of the TIAA-CREF Institutional Mutual Funds (unaudited)	concluded

EXECUTIVE OFFICERS—continued

Name, address and age	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years

Dermot J. O’Brien TIAA-CREF 730 Third Avenue NY 10017-3206 Age: 39	Executive Vice President	Indefinite term. Executive Vice President since 2003.

Executive Vice President, Human Resources, of TIAA and the TIAA-CREF Fund Complex since 2003. Director, TIAA-CREF Life and Trust Company. Formerly, First Vice President and Head of Human Resources, International Private Client Division, Merrill Lynch & Co., 1999–Feb. 2003; and Vice President and Head of Human Resources—Japan Morgan Stanley, 1998–1999.

Bertram L. Scott TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 54	Executive Vice President	Indefinite term. Executive Vice President since 2000.

Executive Vice President, Product Management, of TIAA and the TIAA-CREF Fund Complex since 2003. Chairman of the Board, President and Chief Executive Officer of TIAA-CREF Life. Director of TPIS and Trust Company. President of Tuition Financing. Formerly, President and Chief Executive Officer, Horizon Mercy, 1996–2000.

96	2005 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class

Investment management agreements (unaudited)

Board Approval and Renewal of Investment Management Agreements for Institutional Funds

At its April 5, 2005 meeting, the Board of Trustees considered and approved two investment management agreements with respect to the Funds. First, they considered a new investment management agreement, which would restructure the pricing and services to be provided by Advisors to all Funds, including increasing the fee rate for the “actively-managed” Funds (the “Proposed Agreement”). (The “actively managed” are Large-Cap Value Fund, Mid-Cap Growth Fund, Mid-Cap Value Fund, Small-Cap Equity Fund, Real Estate Securities Fund, and Inflation-Linked Bond Fund). The Board also considered the renewal of the current investment management agreement between Advisors and the Funds (the “Current Agreement”). The reason for the Board’s consideration of the two Agreements was that the Current Agreement needed to be renewed so that it could remain in force until a shareholder meeting was held to consider the Proposed Agreement, as required by the Investment Company Act of 1940. For the Funds whose shareholders approved the Proposed Agreement, the Current Agreement would eventually be terminated and the Proposed Agreement would be implemented. For the Funds whose shareholders rejected the Proposed Agreement, the Current Agreement would continue in effect. Please see the 2005 special meeting section of this Report for the results of the Funds’ shareholder meeting.

With respect to both Agreements, the Board reviewed the following factors with respect to each Fund: (1) the nature, extent and quality of services provided by Advisors to each Fund; (2) the investment performance of each Fund; (3) the costs of the services provided to each Fund and the profits realized or to be realized by Advisors and its affiliates from their relationship with the Funds; (4) the extent to which economies of scale have been realized as each Fund grows; (5) whether the level of fees reflects those economies of scale for the benefit of Fund investors; (6) comparisons of services and fees with contracts entered into by Advisors with other clients; and (7) any other benefits derived or anticipated to be derived by Advisors from its relationship with the Funds. The factors were viewed in their totality, with no single factor identified as the principal factor in determining whether to approve the Agreements.

Set forth below are the general factors the Board considered for all of the Funds with respect to both Agreements, followed by an outline of the specific factors the Board considered for each particular Fund.

The Nature, Extent and Quality of Services. The Board considered that Advisors is an experienced investment advisor that has managed the TIAA-CREF Mutual Funds since 1997 and the TIAA-CREF Institutional Mutual Funds since 1999. The investment professionals of Advisors have also managed various accounts of the College Retirement Equities Fund (CREF) since their inception. Under both Agreements, Advisors is responsible for managing the assets of the Funds, including conducting research, recommending investments and placing orders to

2005 Annual Report	97
Retail Class • TIAA-CREF Institutional Mutual Funds

Investment management agreements (unaudited)	continued

buy and sell securities for the Funds’ investment portfolios; active and extensive monitoring of the investment portfolios daily by various personnel with specific responsibility for the particular type of investment in question; and reporting on the investment performance of the Funds to the Boards at their scheduled quarterly meetings. The Board considered that Advisors has carried out these responsibilities in a highly professional manner.

In the course of their review of the quality of Advisors’ services, the Board examined the long-term performance of the Funds in general, and concluded that it was within an acceptable range when compared with Fund benchmarks and peers, or that, in the case of underperforming Funds, Advisors was taking affirmative steps to enhance its investment approach and personnel.

Performance. The Board considered the performance of each Fund over the one-year, three-year, five-year (where applicable) and since inception periods and the Funds’ performance as compared to their peer groups and benchmark indices. The Board considered the comparative performance and expense data for each Fund prepared by an independent third party, Lipper, Inc.’s Global Fiduciary Review unit (“Lipper”) for each class of each pertinent Fund, as well as each Fund’s performance against its performance benchmark. In looking at this data, the Board considered that most of the Funds met their benchmarks over the one-year, three-year, five-year and since inception periods, as applicable (when factoring in the effect of expenses), and ranked in the first, second or third performance quintiles versus their peers, with some limited exceptions. For additional detail about each Fund’s performance, see the Fund-by-Fund synopsis below.

The Board considered that in those cases in which Funds were underperforming, Advisors took remedial action. Importantly, the Trustees concluded that in light of the long-term performance of these Funds, they would only approve the Proposed Agreement if Advisors agreed to waive the fee increases for these Funds until at least April 2007, at which time the Board could consider whether their performance had improved.

Cost and Profitability. The Board considered that Advisors is losing money managing the mutual funds business overall. The Board reviewed financial and profitability data for 2004 and profitability on a pro forma basis assuming the Proposed Agreement had been in effect—showing data for both before and after distribution expenditures. The Board considered that very few Funds currently are profitable to Advisors, and most are operating at a loss to Advisors. The Board considered that the Proposed Agreement would permit Advisors to operate at profit margins that were fair and reasonable in the short term in light of overall Fund expenses and Advisors’ recent losses, which would also enable Advisors to maintain and improve the quality of services provided to shareholders. The Board also considered that it would be able to review the profitability levels of Advisors annually during its yearly review of the Funds’ management arrangements to

98	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Retail Class

Investment management agreements (unaudited)	continued

ensure that Advisors’ fees remained fair and reasonable and that its profits for managing the Funds were not excessive.

The Board further considered that the costs and anticipated costs of operating mutual funds have increased, including additional disclosure and compliance requirements, such as the USA PATRIOT Act requirements, Sarbanes-Oxley requirements, and the requirement that mutual funds have a chief compliance officer. The Board considered that the fee increase in the Proposed Agreement would enhance Advisors’ ability to attract and retain highly qualified investment and administrative professionals in a competitive investment management environment. Heightened competition from traditional asset managers, banks, insurance companies and, particularly in recent years, hedge funds, has driven up the costs of attracting and retaining key personnel and the cost of technology to update and maintain necessary systems for effective investment management operations continues to grow. The Board also considered that Advisors would like the flexibility and means to increase the capacity of its investment management staff and expand the depth and scope of analyst coverage, to enhance its investment management services to the Funds.

Fees Charged by Other Advisers. The Board considered information regarding fees paid to other advisers for managing similar funds, as analyzed by Lipper. The Board determined that the fees under the Current Agreement were significantly lower than those of competitors, and that even with the increase in advisory fees for some Funds under the Proposed Agreement, each Fund would continue to be very competitively priced and be priced below the expense of the average fund within the universe of mutual funds in its competitive peer group. The Board considered that the fees under the Proposed Agreement would continue to be in the lowest quintile for almost all of the Funds as compared with institutional class funds in the competitive peer group and universe identified by Lipper. Significantly, the Board considered that under the Proposed Agreement, each Fund’s total expense ratio, with the exception of the Inflation-Linked Bond Fund, would be less than the median expense ratio for its peer group of mutual funds, and, in some cases, notably less.

Economies of Scale. The Board considered whether Advisors has or would experience economies of scale in connection with the operation of each Fund. In making this determination, the Board considered that most of the Funds operate at a loss to Advisors under the Current Agreement. With respect to the Proposed Agreement, the Board carefully considered whether the breakpoints outlined in this Agreement would have any real effect on Fund fees. The Board determined that although the breakpoint discounts appeared to be low compared to those of competitors, this was because the maximum fees under the Proposed Agreement were already at low levels. The Board ultimately determined that imposing a modest breakpoint schedule on the majority of the “actively managed” Funds might eventually allow some of the savings gained from the growth of assets and economies of scale to be passed on to Fund shareholders.

2005 Annual Report	99
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Investment management agreements (unaudited)	continued

Fee Comparison with Other Advisors Clients. The Board considered that Advisors provides similar investment management services to each of the TIAA-CREF Institutional Mutual Funds, the TIAA-CREF Mutual Funds, TIAA-CREF Life Funds, and TIAA Separate Account VA-1, although distribution channels differ. In addition, Advisors, through its TIAA-CREF Asset Management (TCAM) division, manages large institutional client assets through unregistered commingled funds and separate accounts with similar investment strategies and investment staff. With respect to both Agreements, the Board considered the schedule of fees for each of the comparable funds, and the fact that all of Advisors’ fees are low in comparison to comparable funds offered by other fund companies. In addition, while the management fees may not be precisely the same for comparable funds, this is due in part to the fact that some of the comparable funds are offered through products that charge additional fees to its investors. In particular, the Board considered that the comparable funds target different types of investors and use different distribution channels, variables factored in when determining appropriate pricing of services. The Board also considered Advisors’ assurances that the pricing on those affiliated funds that was not in line with the fees under the Proposed Agreement would be revisited soon.

Other Benefits. The Board considered that one of the benefits that accrues to each of the Funds under the Current Agreement is that Advisors continues to be willing to waive fees and make expense reimbursements to the Funds. With respect to the Proposed Agreement, the Board noted Advisors’ willingness to cap “other expenses” of the Funds and to waive a portion of its fees on the Growth Equity and Growth & Income Funds, until such time as their performance improves. The Board also considered that a fee increase under the Proposed Agreement would help ensure that the expenses for running the Funds that are paid by Advisors are not indirectly borne (in the form of reduced dividend declarations) by the TIAA participant base, some of who are shareholders of the Funds. Additionally, the Board noted that with the Proposed Agreement, Advisors would have the flexibility to support multiple opportunities to expand the channels through which the Funds are distributed, thereby increasing asset growth and enabling expenses to be spread over a wider asset base.

With respect to benefits accruing to Advisors under both Agreements, the Board considered that Advisors and its affiliates may benefit from the advisory relationship with the Funds to the extent this relationship results in potential investors viewing the TIAA-CREF group of companies as a leading retirement plan provider in the academic and nonprofit market and a single source for all their financial service needs. Also, certain investment portfolios managed by Advisors are managed in the same manner and by the same personnel as certain CREF accounts, resulting in the possibility for benefits associated with economies of scale.

Fund-by Fund Factors

The Funds’ Trustees considered the following specific factors (among others) during their determination to renew the Current Agreement and approve the

100	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Retail Class

Investment management agreements (unaudited)	continued

Proposed Agreement for each Fund described in this Report. Note that for purposes of this discussion, if a Fund is in the “first” quintile, it is in the best of five groups (i.e., the group has the best performance, or the lowest expenses, as the case may be). In addition, please note that the performance factors outlined below are based on the Institutional Class of each Fund. Because the Institutional Class has lower expenses than the Retirement and Retail Classes of these Funds, the performance of these Classes will be lower than the performance of the Institutional Class.

Large-Cap Value Fund

•	The Fund’s current management fees are in the first quintile of its Expense Universe (ranking 1 out of 96 funds).

•	The Fund’s proposed management fees would be in the first quintile of its Expense Universe (ranking 14 out of 96 funds).

•	The Fund outperformed its benchmark for the one-year and since inception periods ended 12/31/04.

For the one-year period ended 12/31/04, the Fund was in the first quintile of its Performance Universe (ranking 20 out of 470 funds). (The Fund has not been in operation for three years.)

•	Advisors earned a modest profit on the Fund for the one-year period ended 12/31/04.

Mid-Cap Growth Fund*

•	The Fund’s current and proposed management fees are in the first quintile of its Expense Universe (ranking 1 out of 100 funds).

•	For the one-year period ended 12/31/04, the Fund was in the first quintile of its Performance Universe (ranking 140 out of 527 funds). (The Fund has not been in operation for three years.)

•	The Fund outperformed its benchmark for the one-year and since inception periods ended 12/31/04.

•	Advisors had a modest net loss on the Fund for the one-year period ended 12/31/04.

Mid-Cap Value Fund*

•	The Fund’s current and proposed management fees are in the first quintile of its Expense Universe (ranking 1 out of 50 funds).

•	For the one-year period ended 12/31/04, the Fund was in the first quintile of its Performance Universe (ranking 4 out of 224 funds). (The Fund has not been in operation for three years.)

•	The Fund outperformed its benchmark for the one-year and since inception periods ended 12/31/04.

•	Advisors earned a modest profit on the Fund for the one-year period ended 12/31/04.

*

These Funds subsequently approved the Proposed Agreement at a special meeting of shareholders held on August 31, 2005 (for the Mid-Cap Growth Fund, September 14, 2005). Please see the 2005 special meeting section of this Report for more information on this meeting.

2005 Annual Report	101
Retail Class • TIAA-CREF Institutional Mutual Funds

Investment management agreements (unaudited)	concluded

Small-Cap Equity Fund

•	The Fund’s current management fees are in the first quintile of its Expense Universe (ranking 1 out of 115 funds).

•	The Fund’s proposed management fees would be in the first quintile of its Expense Universe (ranking 5 out of 115 funds).

•	For the one-year period ended 12/31/04, the Fund was in the second quintile of its Performance Universe (ranking 198 out of 560 funds). (The Fund has not been in operation for three years.)

•	The Fund outperformed its benchmark for the one-year and since inception periods ended 12/31/04.

•	Advisors earned a modest profit on the Fund for the one-year period ended 12/31/04.

Real Estate Securities Fund

•	The Fund’s current management fees are in the first quintile of its Expense Universe (ranking 1 out of 40 funds).

•	The Fund’s proposed management fees would be in the first quintile of its Expense Universe (ranking 8 out of 40 funds).

•	The Fund slightly underperformed its benchmark for the one-year period and outperformed its benchmark in the three-year period.

•	For the one-year period ended 12/31/04, the Fund was in the third quintile of its Performance Universe (ranking 88 out of 211 funds). (The Fund has not been in operation for three years.)

•	Advisors had a net loss on the Fund for the one-year period ended 12/31/04.

Inflation-Linked Bond Fund

•	The Fund’s current management fees are in the first quintile of its Expense Universe (ranking 2 out of 10 funds).

•	The Fund’s proposed management fees would be in the third quintile of its Expense Universe (ranking 6 out of 10 funds).

•	The Fund slightly underperformed its benchmark for the one-year and since inception periods.

•	For the one-year period ended 12/31/04, the Fund was in the second quintile of its Performance Universe (ranking 12 out of 54 funds). (The Fund has not been in operation for three years.)

•	Advisors had a net loss on the Fund for the one-year period ended 12/31/04.

* * * * *

Based on these factors, and the information provided, the Board renewed the Current Agreement and approved the Proposed Agreement with respect to each of the Funds. The Trustees were advised by separate independent legal counsel throughout the review process.

102	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Retail Class

Important tax information (unaudited)

The following TIAA-CREF Institutional Mutual Funds paid distributions which were designated as being from net long-term capital gains realized by the Funds during the year ended September 30, 2005:

Fund	Section 1250 Gains	Long Term Capital Gains	Total

Large-Cap Value	$4,757	$7,433,724	$7,438,481
Mid-Cap Growth	413	4,524,921	4,525,334
Mid-Cap Value	8,185	2,426,822	2,435,007
Small-Cap Equity	7,102	7,857,996	7,865,098
Real Estate Securities	243,862	5,263,470	5,507,332
Inflation-Linked Bond	—	4,193,975	4,193,975

For the fiscal year ended September 30, 2005, the TIAA-CREF Institutional Mutual Funds designate the following percentages (or the maximum amount allowable) of ordinary income dividends paid as qualifying for the maximum tax rate of 15% as provided by the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Fund	Percentage

Large-Cap Value	23.45%
Mid-Cap Growth	51.86%
Mid-Cap Value	18.59%
Small-Cap Equity	17.77%
Real Estate Securities	0.54%

For the fiscal year ended September 30, 2005, the TIAA-CREF Institutional Mutual Funds designate the following percentages (or the maximum amount allowable) of ordinary income dividends paid as qualifying for the corporate dividends received deduction.

Fund	Percentage

Large-Cap Value	24.97%
Mid-Cap Growth	52.20%
Mid-Cap Value	19.31%
Small-Cap Equity	17.45%
Real Estate Securities	0.20%

The information and distributions reported herein may differ from the information and distributions reported to shareholders for the calendar year ending December 31, 2005, which will be reported in conjunction with your 2005 Form 1099-DIV.

By early 2006, shareholders should receive their Form 1099-DIV and a tax information letter from the Funds. For your specific situation, we recommend that you consult a professional tax advisor.

2005 Annual Report	103
Retail Class • TIAA-CREF Institutional Mutual Funds

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104	2005 Annual Report
TIAA-CREF Institutional Mutual Funds • Retail Class

HOW TO REACH US

TIAA-CREF WEBSITE	PLANNING AND SERVICE CENTER
Account performance, personal account information and transactions, product descriptions, and information about investment choices and income options	TIAA-CREF Mutual Funds, after-tax annuities and life insurance 800 223-1200
www.tiaa-cref.org	8 a.m. to 10 p.m. ET, Monday–Friday 9 a.m. to 6 p.m. ET, Saturday
24 hours a day, 7 days a week	FOR HEARING- OR SPEECH-IMPAIRED PARTICIPANTS
AUTOMATED TELEPHONE SERVICE
Check account performance and accumulation balances, change allocations, transfer funds and verify credited premiums	800 842-2755 8 a.m. to 10 p.m. ET, Monday–Friday 9 a.m. to 6 p.m. ET, Saturday

800 842-2252	TIAA-CREF TRUST COMPANY, FSB
24 hours a day, 7 days a week	Asset management, trust administration, estate planning, planned giving and endowment management
TELEPHONE COUNSELING CENTER
Retirement saving and planning, income options and payments, and tax reporting	888 842-9001 8 a.m. to 5 p.m. CT, Monday–Friday
800 842-2776	TIAA-CREF TUITION FINANCING, INC.
8 a.m. to 10 p.m. ET, Monday–Friday 9 a.m. to 6 p.m. ET, Saturday	Tuition financing programs

888 381-8283
8 a.m. to 11 p.m. ET, Monday–Friday

TIAA-CREF Individual & Institutional Services, LLC, and Teachers Personal Investors Services, Inc., distribute securities products. You should consider the investment objectives, risks, charges and expenses carefully before investing. Please call 800 223-1200, or visit www.tiaa-cref.org for a prospectus that contains this and other information. Please read the prospectus carefully before investing.

Teachers Insurance and Annuity Association (TIAA), New York, NY, and TIAA-CREF Life Insurance Co., New York, NY, issue insurance and annuities. TIAA-CREF Trust Company, FSB, provides trust services. TIAA-CREF Tuition Financing, Inc. (TFI) is the program manager for 529 college savings plans. Investment products are not FDIC insured, may lose value and are not bank guaranteed.

©2005 Teachers Insurance and Annuity Association—College Retirement Equities Fund (TIAA-CREF), New York, NY 10017

730 Third Avenue
New York, NY 10017-3206

A30713
C34503	11/05

PERFORMANCE OVERVIEW AS OF SEPTEMBER 30, 2005

		Total return
Target retirement funds	Inception date	since inception

2010 Fund	10/15/2004	9.76%

2015 Fund	10/15/2004	10.64

2020 Fund	10/15/2004	11.46

2025 Fund	10/15/2004	12.24

2030 Fund	10/15/2004	12.55

2035 Fund	10/15/2004	13.36

2040 Fund	10/15/2004	13.93

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/performance/customize.html, or call 800 842-2776.

Understanding this report

This report contains information about the Lifecycle Funds, an offering of TIAA-CREF Institutional Mutual Funds, and analyzes the funds’ results since their inception. The report includes four main sections:

•	The performance overview on the facing page shows the return for each of the funds as of September 30, 2005.

•	The letter from TIAA-CREF’s chief investment officer discusses the funds’ investment strategies and conditions in the stock and bond markets during this performance period.

•	The fund performance section compares each fund’s return with that of its composite benchmark and peer group. This section also provides information about risks and expenses.

•	The financial statements contain detailed information about the operations and financial condition of each fund.

For the funds’ most recent performance, please visit www.tiaa-cref.org and use the link on the homepage labeled “Select funds.” You can also obtain performance information by calling 800 842-2776 from 8 a.m. to 10 p.m. ET, Monday through Friday, or 9 a.m. to 6 p.m. ET on Saturdays.

As always, you should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. Please visit our website at www.tiaa-cref.org, or call 800 223-1200 for a prospectus that contains this and other important information. We urge you to read it carefully before investing.

Report to investors

For the period from their inception on October 15, 2004 through September 30, 2005, six of the seven Lifecycle Funds produced double-digit gains. Returns ranged from 9.76% for the 2010 Fund to 13.93% for the 2040 Fund.

          The funds’ performance reflects the high returns of these underlying funds:

•	The International Equity Fund, which outpaced returns from the U.S. stock market.

•	The Real Estate Securities Fund, which benefited from strong performance in the real estate sector.

•	The Large-Cap Value Fund, which was helped by its exposure to the booming energy industry.

          Even though the Real Estate Securities Fund lagged its benchmark, all three funds posted solid gains, and the Lifecycle Funds with the largest holdings in these funds had the highest returns.

          During the period covered by this report, both U.S. and foreign stocks posted strong returns. The Russell 3000® Index, which tracks the broad domestic stock market, rose 15.66%. While oil stocks lifted returns, the advance was also helped by strength in the technology and health care sectors.

          The Morgan Stanley EAFE® Index, which tracks 21 foreign markets, soared 24.62% in dollar terms. The global stock market rally drew strength from exceptionally high returns in Japan, France and Germany.

          The bond market posted subdued results in response to rising short-term interest rates. The Lehman Brothers U.S. Aggregate Index, which tracks the broad investment-grade bond market in the United States, posted a return of 2.10%, while inflation-linked bonds, as measured by the Lehman Brothers U.S. TIPS Index, gained 4.71%.

A sophisticated solution that’s easy to use

The Lifecycle Funds are designed to provide individual investors with a single fund that is managed with their expected retirement dates in mind. Each one invests in seven component funds, providing investors with instant diversification.

          One of the most important elements of any investment plan is its strategy for allocating dollars among various asset classes. An asset allocation strategy works best when each component fund is fully invested in a carefully circumscribed portion of the marketplace.

          Those funds should then be combined to create a broadly diversified portfolio. Spreading investments over a well-chosen combination of funds makes it possible for the funds with higher returns to offset the effects of lower returns elsewhere. While no strategy can guarantee results or prevent losses, diversification is a proven method for controlling risk.

2	2005 Annual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds

Scott C. Evans
Executive Vice President and
Chief Investment Officer

          The Lifeycle Funds use a diversification strategy that goes beyond the traditional mix of stocks and bonds. It includes a substantial allocation to foreign stocks and to real estate securities, both of which often perform differently from the broad U.S. stock market. At the same time, the funds’ portfolios maintain a balanced exposure to growth and value stocks and to stocks of various cap sizes. The fixed-income portion of the portfolios includes inflation-linked bonds, which are designed to provide protection against the erosive effects of inflation.

          Each Lifecycle fund uses an asset allocation appropriate for the investor’s expected retirement date. The funds with more distant target retirement dates allocate a higher percentage of assets to stock funds than to bond funds. As each fund’s target retirement date approaches, its allocations will become more conservative, with smaller stock fund holdings and larger holdings in bond funds. We believe that stock investments remain important up to, and even into, retirement in order to improve the likelihood of maintaining adequate retirement income.

          Regular rebalancing keeps each Lifecycle fund’s asset allocation on track, in response to varying returns in different parts of the market.

A time-tested approach to uncertain markets

The component funds seek to be fully invested, rather than to hold a cash reserve. The financial markets have historically moved upward over time, but their gains are often concentrated in brief periods, such as November and December of 2004.

          Because advances in the financial markets are rapid and difficult to predict, the only way to capture all of their gains is to participate fully in the markets each day of the year. Participating in a broadly diversified range of market opportunities and staying fully invested are the central strategies of the Lifecyle Funds.

Scott C. Evans
Executive Vice President and
Chief Investment Officer

2005 Annual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds	3

More information for investors

Portfolio listings

You can obtain complete lists of the holdings of the Lifecycle Funds and of the underlying funds in which the Lifecycle Funds invest (called “TIAA-CREF Institutional Mutual Funds Statements of Investments”) as of the most recently completed fiscal quarter (currently for the period ended September 30, 2005) in the following ways:

•	by visiting the TIAA-CREF website at www.tiaa-cref.org; or

•	by calling TIAA-CREF at 800 842-2776 to request a copy, which will be provided free of charge.

For the period ended September 30, 2005, and for other reporting periods, you can also obtain complete listings of the Lifecycle Funds and underlying funds’ holdings on Form N-CSR (for periods ended either September 30 or March 31) or on Form N-Q (for the most recently completed fiscal quarter, either June 30 or December 31):

•	through the Electronic Data Gathering and Retrieval System (EDGAR) on the SEC’s website at www.sec.gov; or

•	at the SEC’s Public Reference Room. (Call 800 SEC-0330 for more information.)

Proxy voting

The Lifecycle Funds’ ownership of stock gives them the right to vote on proxy issues of companies in which they invest. A description of our proxy voting policies and procedures can be found at our website at www.tiaa-cref.org or on the SEC website at www.sec.gov. You may also call us at 800 842-2776 to request a free copy. A report of how the funds voted during the most recently completed twelve-month period ended June 30 can be found at our website or at www.sec.gov.

Contacting TIAA-CREF

There are three easy ways to contact us: by email, using the Contact/Help link at the top of our homepage; by mail at TIAA-CREF, 730 Third Avenue, New York, NY 10017-3206; or by phone at 800 842-2776.

Fund management

The Lifecycle Funds are managed by the portfolio management teams of Teachers Advisors, Inc. The members of these teams are responsible for the day-to-day operations of the funds.

4	2005 Annual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds

Special terms

Benchmarks (benchmark indexes) are groups of securities, such as the Russell 3000® Index or S&P 500® Index, whose performance can be compared with the performance of an investment.*

Composite benchmarks are customized combinations of other benchmarks. TIAA-CREF has created composite benchmarks, using the benchmarks of the underlying funds in which the Lifecycle Funds invest, to better measure the performance of the Lifecycle Funds.

Expense ratio is the amount that investors pay for the management of a mutual fund. The amount is expressed as a percentage of the fund’s average net assets. Expense ratios do not include front-end or back-end sales charges, if any, or trading costs. See “Total return.”

Inception date is the first date on which investors can invest in a fund. The fund begins to record investment performance on that date.

Market capitalization is the total value of a company’s outstanding stock. It is calculated by multiplying the total number of a company’s outstanding shares by the current market price per share.

Mortgage-backed securities are bonds that represent an interest in a pool of mortgages usually issued by the Government National Mortgage Association (Ginnie Mae), Fannie Mae or other federal entities.

Overweight holding is a security held by a fund. In terms of market capitalization, it forms a larger percentage of the fund than that same security’s percentage of the benchmark. Fund managers may overweight those securities they think will produce higher returns than the benchmark. See also “Underweight holding.”

Peer groups are groupings of mutual funds with a similar objective whose performance is compared with the performance of a single mutual fund.

Relative performance is the return of a mutual fund in relation to the return of its benchmark index.

Securities is a general name for stocks (also known as “equities”), bonds (also known as “fixed-income” investments) or other investments.

Total return is the amount an investment provides to investors after expenses are deducted. Total return is expressed as a percentage. It includes any interest or dividends, as well as any change in the market value of the fund’s holdings.

Underweight holding is a security held by a fund. In terms of market capitalization, it forms a smaller percentage of the fund than that same security’s percentage of the benchmark. Fund managers may underweight those securities they think will produce lower returns than the benchmark. See also “Overweight holding.”

*

Russell 3000 is a trademark and service mark of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company. S&P 500 is a registered trademark and a service mark of the McGraw-Hill Companies, Inc.

2005 Annual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds	5

Understanding investment risk

The Lifecycle Funds invest in underlying funds that in turn invest in equity and fixed-income securities. As a result, each Lifecycle Fund is subject, in varying degrees, to the risks of both types of securities. Each Lifecycle Fund is also subject to asset allocation risk. Other risks associated with the Lifecycle Funds are described below.

          In general, a fund that invests in stocks is subject to market risk and company risk. The parts of the stock market in which an individual fund operates may subject it to additional, special risks. A fund that invests in bonds is subject to market risk, company risk, interest-rate risk, credit risk, prepayment risk, extension risk and income volatility risk. As with stocks, operating in certain parts of the bond market may involve additional, special risks.

          Since equity securities are generally more volatile than fixed-income securities, the Lifecycle Funds’ overall level of risk should be higher than that of a fund investing solely in fixed-income securities, but lower than that of a fund investing solely in equity securities. Each Lifecycle Fund will invest a smaller proportion of its assets in equities as its target retirement date approaches, and thus each fund’s overall level of risk should gradually decline.

          As with all mutual fund investments, an investor could lose money by investing in a Lifecycle Fund. For a full explanation of the Lifecycle Funds’ risks, please see the prospectus.

Asset allocation risk is the risk that a fund that invests in other funds may not be able to invest according to its target allocations due to fluctuations in the value of the underlying funds, and that the selection of underlying funds and the allocations among them will result in the fund’s underperformance versus similar funds or will cause an investor to lose money.

Company risk is the risk that the earnings prospects and overall financial position of the issuer of a security will deteriorate, causing a decline in the security’s value over short or extended periods of time.

Credit risk (a type of company risk) is the risk that a decline in a company’s overall financial soundness may make it unable to pay principal and interest on bonds when due.

Extension risk is the risk of decline in value for certain fixed-income securities because principal payments are not made as early as possible.

Foreign investment risks are the risks of investing in securities of foreign issuers, in securities or contracts traded on foreign exchanges or in foreign markets, or in securities or contracts payable in foreign currency. Foreign investing involves special risks, including erratic market conditions, economic and political instability, and fluctuations in currency exchange rates. These investment risks may be magnified in emerging markets.

Growth investing risks include the risk that, due to their relatively high valuations, growth stocks will be more volatile than value stocks. In addition, because the value of growth companies generally is a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained.

Income volatility risk is the risk that the level of current income from a portfolio of fixed-income securities may decline in certain interest-rate environments.

6	2005 Annual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds

Index risk is the risk that a fund’s performance will not match the performance of its benchmark index for any period of time. Although the fund attempts to closely track the investment performance of the index, it may not duplicate the composition of this index. In addition, the fund’s performance, unlike that of its index, is affected by investment and other operating expenses.

Interest-rate risk (a type of market risk) is the risk that bond prices or a fund’s income may decline if interest rates change.

Large-cap risk is the risk that, by focusing on investments in securities of larger companies, a fund may have fewer opportunities to identify securities that the market mis-prices. In addition, larger companies may grow more slowly than the economy as a whole or not at all.

Market risk is the risk that the price of securities may decline in response to general market and economic conditions or events.

Prepayment risk is the risk of a decline for certain fixed-income securities that allow for the prepayment of principal, and the risk that a fund’s income will decline as a result.

Real estate investing risks are the risks associated with real estate ownership, including fluctuations in property values, higher expenses or lower income than expected, and potential environmental problems and liability.

Real estate securities risk is the risk that a fund that concentrates its investments in real estate securities and holds securities of relatively few issuers may experience greater fluctuations in value and be subject to a greater risk of loss than other mutual funds.

Reorganization risk is the risk that stocks of companies involved in reorganizations and other special situations can often involve more risk than ordinary securities. Accordingly, the performance of a fund that invests in such companies is often more volatile than the performance of the overall stock market, and the fund could significantly outperform or underperform the stock market during any particular period.

Risks of inflation-indexed bonds include the risk that market values of inflation-indexed bonds can be affected by changes in investors’ inflation expectations or changes in “real” rates of interest (i.e., a security’s return above the inflation rate). Also, the inflation index that a bond is intended to track may not accurately reflect the true rate of inflation. If the market perceives that an index does not accurately reflect inflation, the market value of inflation-indexed bonds could be adversely affected. In addition, an investment in a fund that invests in inflation-indexed bonds is subject to certain special tax considerations.

Small-cap risk is the risk that the securities of smaller companies may experience steeper fluctuations in price than those of larger companies. These securities may also have to be sold at a discount from their current market prices or in small lots over an extended period.

Style risk is the risk that a fund’s growth-investing or value-investing style may be out of favor in the marketplace for various periods of time.

Value investing risks are the risks that (1) the issuer’s potential business prospects may not be realized; (2) the securities’ potential values may never be recognized by the market; and (3) due to unanticipated problems associated with the issuer or industry, the securities were appropriately priced (or overpriced) when acquired.

2005 Annual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds	7

Important information about expenses

Shareholders in the Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds incur only one of two potential types of costs.

•	Shareholders incur no transaction costs, including sales charges (loads) on purchases, on reinvested dividends or on other distributions. There are also no redemption fees or exchange fees.

•

However, they do incur ongoing costs, including management fees and other fund expenses. These include fees for the Lifecycle Funds and fees for the underlying funds; each Lifecycle Fund indirectly bears its pro rata share of fees and expenses incurred by the underlying funds.

The examples that appear on page 9 are intended to help you understand your ongoing costs (in dollars) of investing in each fund. The examples are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2005, and held for six months until September 30, 2005.

Actual expenses

The first line of the two lines listed for each fund in the table uses the fund’s actual expenses and its actual rate of return. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the six-month period.

          Simply divide your fund value by $1,000 (for example, an $8,600 fund value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses paid” to estimate the expenses you paid during the six-month period.

Hypothetical example for comparison purposes

The second line in each fund’s entry in the table shows a hypothetical fund value and hypothetical expenses based on the fund’s actual expense ratio for the six-month period and an assumed annual rate of return of 5% before expenses, which is not the actual return of any of the individual funds.

          Do not use the hypothetical fund values and hypothetical expenses to estimate the actual expenses you paid for the period. Instead, you can use this information to compare the ongoing costs of investing in an individual fund with the ongoing costs of other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

8	2005 Annual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds

DISCUSSION

Expense examples—for the six months ended September 30, 2005

	Starting fund value (4/1/05)	Ending fund value (9/30/05)	Expenses paid* (4/1/05–9/30/05)

2010 Fund actual return	$1,000.00	$1,044.55	$2.35
5% annual hypothetical return	1,000.00	1,022.74	2.33

2015 Fund actual return	$1,000.00	$1,053.24	$2.36
5% annual hypothetical return	1,000.00	1,022.74	2.33

2020 Fund actual return	$1,000.00	$1,057.13	$2.37
5% annual hypothetical return	1,000.00	1,022.74	2.33

2025 Fund actual return	$1,000.00	$1,062.63	$2.37
5% annual hypothetical return	1,000.00	1,022.74	2.33

2030 Fund actual return	$1,000.00	$1,062.33	$2.37
5% annual hypothetical return	1,000.00	1,022.74	2.33

2035 Fund actual return	$1,000.00	$1,070.22	$2.38
5% annual hypothetical return	1,000.00	1,022.74	2.33

2040 Fund actual return	$1,000.00	$1,071.61	$2.39
5% annual hypothetical return	1,000.00	1,022.74	2.33

*

“Expenses paid” includes the funds’ pro rata share of the underlying funds’ expenses (which the Lifecycle Funds bear indirectly through the underlying funds in which each Lifecycle Fund invests). Expenses during this period included a voluntary reimbursement of a portion of the underlying funds’ fees by their investment advisor, Teachers Advisors, Inc. Without these reimbursements, the returns on certain funds would have been lower. For a further breakdown of these fees, see the table below.

Annual fund operating expenses

Fund	Management fees	Distribution (12b-1) fees	Other expenses	Underlying funds’ expense ratio (minus reimbursement)	Total annual operating expenses (minus reimbursement)

2010 Fund	0.10%	0.05%	0.31%	0.14%	0.60%
2015 Fund	0.10	0.05	0.31	0.15	0.61
2020 Fund	0.10	0.05	0.31	0.15	0.61
2025 Fund	0.10	0.05	0.31	0.15	0.61
2030 Fund	0.10	0.05	0.31	0.15	0.61
2035 Fund	0.10	0.05	0.31	0.15	0.61
2040 Fund	0.10	0.05	0.31	0.15	0.61

2005 Annual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds	9

An introduction to the Lifecycle Funds

The Lifecycle Funds are designed to provide an investor with a single diversified portfolio managed with the investor’s target retirement date in mind.

          Each Lifecycle Fund invests in seven underlying stock and bond funds offered by the TIAA-CREF Institutional Mutual Funds. Funds intended for investors retiring sooner are more conservative, with larger holdings in underlying funds that invest in bonds and smaller holdings in stock funds. Funds intended for investors retiring in later years are more aggressive, with larger stock fund allocations and smaller bond fund allocations.

          Each Lifecycle Fund’s allocation will gradually change over time, becoming more conservative as the investor approaches retirement. The Lifecycle Funds are suited for investors who do not wish to select the mix of funds for their retirement portfolios and who instead prefer to leave such decisions to professional money managers. The funds are also suitable for investors seeking broad exposure to the stock and bond markets. However, it is important to keep in mind there is no guarantee that an investor’s objectives will be met.

Diversifying retirement assets

The seven underlying funds used by the Lifecycle Funds include four U.S. stock funds, an international stock fund and two bond funds. The stock funds invest in equities of different sizes (large-, mid- and small-capitalization companies), locations (U.S. and abroad) and investing styles (growth and value). The bond funds invest in bonds from several types of issuers and a range of maturity dates.

          Because different kinds of investments tend to do well at different times, the diversification provided by spreading the Lifecycle Funds’ investments among various underlying stock and bond funds can help control an investor’s risk. However, diversification does not guarantee against loss.

Keeping target allocations on track

The Lifecycle Funds provide the additional convenience of regular rebalancing among underlying funds to maintain each fund’s target retirement allocation. This is done periodically or whenever the percentages of the underlying funds exceed preset limits. Like diversification, rebalancing can help reduce the risk of a portfolio. However, rebalancing does not protect against loss or guarantee that your financial goals will be met.

10	2005 Annual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds

Why do the funds use composite benchmarks?

Mutual funds use benchmarks—groups of securities, such as the Russell 3000® Index or the S&P 500® Index—against which the funds’ performance can be measured and compared.

          Because each of the Lifecycle Funds invests in a wide range of equity and fixed-income funds, a single benchmark does not provide a meaningful basis of comparison. Instead, for each fund, we use a composite benchmark that combines the benchmark returns of the fund’s seven underlying funds, according to the fund’s target allocations.

          For example, the 2010 Fund has a target allocation of 25% to the Bond Fund; that fund’s benchmark is the Lehman Brothers U.S. Aggregate Index. Therefore, 25% of the return of the 2010 Fund’s composite benchmark is based on the return of the Lehman index. The Lifecycle Funds’ underlying funds and their individual benchmarks are:

•

Growth Equity Fund: The Russell 1000® Growth Index, a subset of the Russell 1000 Index, which measures the stocks of large domestic companies. The Russell 1000 Growth Index measures those stocks of the Russell 1000 with higher price-to-book ratios and higher relative forecasted growth rates.

•

Large-Cap Value Fund: The Russell 1000 Value Index, a subset of the Russell 1000 Index, which measures the stocks of large domestic companies. The Russell 1000 Value Index measures those stocks of the Russell 1000 with lower price-to-book ratios and lower relative forecasted growth rates.

•	Small-Cap Equity Fund: The Russell 2000® Index, which measures the stocks of the 2,000 smallest companies in the Russell 3000 Index.

•	International Equity Fund: The Morgan Stanley Capital International EAFE® Index, which measures the performance of stocks in 21 developed nations, excluding the United States and Canada.

•

Real Estate Securities Fund: The Dow Jones Wilshire Real Estate Securities Index, which measures the performance of publicly traded real estate securities such as real estate investment trusts and real estate operating companies.

•	Bond Fund: The Lehman Brothers U.S. Aggregate Index, which measures the performance of the U.S. investment-grade fixed-rate bond market.

•

Inflation-Linked Bond Fund: The Lehman Brothers U.S. Treasury Inflation-Protected Securities (TIPS) Index, which measures the performance of inflation-indexed securities issued by the U.S. government with at least one year to maturity.

Russell 1000, 2000 and 3000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company. EAFE is a trademark of Morgan Stanley Capital International, Inc. EAFE stands for Europe, Australasia and Far East. S&P 500 is a registered trademark and service mark of McGraw-Hill Companies, Inc. You cannot invest directly in the indexes.

2005 Annual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds	11

Investment results of the Lifecycle Funds

Performance from October 15, 2004 through September 30, 2005

Six of the seven Lifecycle Funds posted double-digit returns for the period from the inception of the funds on October 15, 2004 through September 30, 2005. The only exception, the 2010 Fund, gained 9.76% during the period.

          The following pages provide detailed performance information about each fund.

Stocks jump, stumble and recover

Stocks rallied in the fourth quarter of 2004 in response to the quick end of the presidential election and to stabilizing oil prices. The Russell 3000® Index, which measures the broad U.S. market, jumped 10.16% during the quarter. The rally fizzled in the first quarter of 2005, however, and the Russell 3000 gave back 2.20%.

          Despite concerns that higher interest rates, oil prices and consumer debt would curtail consumer spending, stocks posted gains of 2.24% in the second quarter of 2005 and 4.01% in the third. For the period from the funds’ inception through September 30, 2005, the Russell 3000 returned 15.66%.

          International stocks performed even better during the period. The Morgan Stanley EAFE® Index, which measures the 21 largest markets outside North America, rose 24.62% in dollar terms.

Rising interest rates cool the bond market

During the period covered by this report, the Federal Reserve acted resolutely to curb inflation, declaring eight quarter-point hikes in the federal funds target rate. (This is the rate that U.S. banks charge one another for overnight loans.) On September 30, 2005, the rate stood at 3.75%, its highest level in more than four years.

          Generally, rising short-term rates push longer-term rates higher, too. But this time the effect was modest: the yield on 10-year U.S. Treasury notes, which serve as a benchmark for the broad U.S. bond market, ended September at 4.32%, versus 4.12% one year earlier.

          The Lehman Brothers U.S. Aggregate Index, which measures the U.S. investment-grade bond market, returned just 2.10% during the period. Inflation-linked bonds did better: the Lehman Brothers U.S. TIPS Index rose 4.71%. Each Lifecycle fund includes an underlying fund that invests in investment-grade bonds and another that invests in inflation-linked bonds.

Returns lag the benchmarks’ slightly

During the period from their inception through March 31, 2005, four of the seven Lifecycle funds outperformed their composite

12	2005 Annual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds

DISCUSSION

benchmarks. For the period from April 1 through September 30, all seven funds lagged their benchmarks slightly. For the period from October 15, 2004 through September 30, 2005, the difference between the funds’ returns and the benchmarks’ returns ranged from 0.18 to 0.61 percentage points.

          The performance of each Lifecycle fund, relative to the return of its composite benchmark, depends on how each of that Lifecycle fund’s underlying funds performs relative to its own benchmark.

          In addition, each Lifecycle fund’s performance differs from that of the overall U.S. stock or bond market, depending on that fund’s allocation among different types of assets. During the period covered by this report, both U.S. and foreign stock markets generated returns that were well above historical norms. The U.S. bond market, however, posted returns that were significantly below historical norms.

          As a result, Lifecycle funds with target retirement dates further into the future and a larger allocation to stocks posted higher returns than Lifecycle funds with nearer retirement dates and a smaller stock allocation. (For a more detailed explanation of how the funds are managed, please see page 10.)

Stock funds drive returns

While absolute returns in equities were strong, some equity funds boosted performance relative to the benchmark and others detracted from relative performance. The largest contributions to relative returns came from the Growth Equity Fund and the International Equity Fund, both of which outpaced their individual benchmarks on the strength of numerous successful stock selections.

          The largest detractor from relative performance was the Real Estate Securities Fund, which significantly underperformed its benchmark as a result of holdings in mortgage securities, a type of security not included in the benchmark. The Real Estate Securities Fund, however, still posted a larger return than that of the broad U.S. stock market.

          During the period, the Bond Fund performed in line with its benchmark index, while the Inflation-Linked Bond Fund slightly trailed its benchmark.

          Overall, the Lifecycle Funds met their objectives by remaining fully invested at all times and by posting returns that were within a relatively narrow range from those of their composite benchmarks. Differences between target allocations and actual underlying fund allocations did not substantially impact performance.

2005 Annual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds	13

2010 Fund	Equities and fixed income

Investment objective

The fund seeks a high total return over time through a combination of capital appreciation and income.

Performance as of September 30, 2005	Ticker symbol: TCLEX

Total return* since inception[1]

2010 Fund	9.76%

Benchmark:
2010 Fund Composite Index	10.31

Benchmark components (percentage of composite index):
Lehman Brothers U.S. TIPS Index (25.0%)	4.71
Lehman Brothers U.S. Aggregate Index (25.0%)	2.10
Russell 1000® Value Index[2] (18.8%)	17.23
Russell 1000 Growth Index[2] (18.8%)	13.18
MSCI EAFE® Index[3] (6.2%)	24.62
Dow Jones Wilshire Real Estate Securities Index (3.1%)	25.02
Russell 2000® Index[2] (3.1%)	19.59

Peer group:
Morningstar Conservative Allocation	5.88

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2776.

[1]	Inception date: October 15, 2004

[2]	Russell 1000 and Russell 2000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

[3]	EAFE is a trademark of Morgan Stanley Capital International, Inc.

14	2005 Annual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds

PERFORMANCE

$10,000 since October 15, 2004 inception

An investment of $10,000 in this fund on October 15, 2004, would have grown to $10,976 as of September 30, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Asset allocation (as of 9/30/2005)

Underlying funds	Target allocation (%)	Percent of invested assets

Inflation-Linked Bond Fund	25.0	24.9
Bond Fund	25.0	24.8
Large-Cap Value Fund	18.8	18.9
Growth Equity Fund	18.8	18.9
International Equity Fund	6.2	6.2
Real Estate Securities Fund	3.1	3.2
Small-Cap Equity Fund	3.1	3.1

Total	100.0	100.0

Fund facts

Inception date	10/15/2004
CUSIP	87244W458
Net assets (9/30/2005)	$3.77 million
Combined total expense ratio	0.60%†

†	Please see page 8 of this report for an explanation of how the expense ratio is calculated.

Target allocation (as of 9/30/2005)

2005 Annual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds	15

2015 Fund	Equities and fixed income

Investment objective

The fund seeks a high total return over time through a combination of capital appreciation and income.

Performance as of September 30, 2005	Ticker symbol: TCLIX

Total return* since inception[1]

2015 Fund	10.64%

Benchmark:
2015 Fund Composite Index	11.01

Benchmark components (percentage of composite index):
Lehman Brothers U.S. Aggregate Index (22.5%)	2.10
Lehman Brothers U.S. TIPS Index (22.5%)	4.71
Russell 1000® Value Index[2] (20.6%)	17.23
Russell 1000 Growth Index[2] (20.6%)	13.18
MSCI EAFE® Index[3] (7.0%)	24.62
Dow Jones Wilshire Real Estate Securities Index (3.4%)	25.02
Russell 2000® Index[2] (3.4%)	19.59

Peer group:
Morningstar Moderate Allocation	11.26

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2776.

[1]	Inception date: October 15, 2004

[2]	Russell 1000 and Russell 2000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

[3]	EAFE is a trademark of Morgan Stanley Capital International, Inc.

16	2005 Annual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds

PERFORMANCE

$10,000 since October 15, 2004 inception

An investment of $10,000 in this fund on October 15, 2004, would have grown to $11,064 as of September 30, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Asset allocation (as of 9/30/2005)

Underlying funds	Target allocation (%)	Percent of invested assets

Inflation-Linked Bond Fund	22.5	21.6
Bond Fund	22.5	21.5
Growth Equity Fund	20.6	20.0
Large-Cap Value Fund	20.6	19.9
Real Estate Securities Fund	3.4	7.0
International Equity Fund	7.0	6.6
Small-Cap Equity Fund	3.4	3.4

Total	100.0	100.0

Fund facts

Inception date	10/15/2004
CUSIP	87244W441
Net assets (9/30/2005)	$5.63 million
Combined total expense ratio	0.61%†

†	Please see page 8 of this report for an explanation of how the expense ratio is calculated.

Target allocation (as of 9/30/2005)

2005 Annual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds	17

2020 Fund	Equities and fixed income

Investment objective

The fund seeks a high total return over time through a combination of capital appreciation and income.

Performance as of September 30, 2005	Ticker symbol: TCLTX

Total return* since inception[1]

2020 Fund	11.46%

Benchmark:
2020 Fund Composite Index	11.72

Benchmark components (percentage of composite index):
Russell 1000® Value Index[2] (22.5%)	17.23
Russell 1000 Growth Index[2] (22.5%)	13.18
Lehman Brothers U.S. TIPS Index (20.0%)	4.71
Lehman Brothers U.S. Aggregate Index (20.0%)	2.10
MSCI EAFE® Index[3] (7.5%)	24.62
Dow Jones Wilshire Real Estate Securities Index (3.8%)	25.02
Russell 2000® Index[2] (3.7%)	19.59

Peer group:
Morningstar Moderate Allocation	11.26

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2776.

[1]	Inception date: October 15, 2004

[2]	Russell 1000 and Russell 2000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

[3]	EAFE is a trademark of Morgan Stanley Capital International, Inc.

18	2005 Annual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds

PERFORMANCE

$10,000 since October 15, 2004 inception

An investment of $10,000 in this fund on October 15, 2004, would have grown to $11,146 as of September 30, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Asset allocation (as of 9/30/2005)

Underlying funds	Target allocation (%)	Percent of invested assets

Large-Cap Value Fund	22.5	22.6
Growth Equity Fund	22.5	22.6
Inflation-Linked Bond Fund	20.0	19.9
Bond Fund	20.0	19.8
International Equity Fund	7.5	7.6
Real Estate Securities Fund	3.8	3.8
Small-Cap Equity Fund	3.7	3.7

Total	100.0	100.0

Fund facts

Inception date	10/15/2004
CUSIP	87244W433
Net assets (9/30/2005)	$2.87 million
Combined total expense ratio	0.61%†

†	Please see page 8 of this report for an explanation of how the expense ratio is calculated.

Target allocation (as of 9/30/2005)

2005 Annual Report	19
Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds

2025 Fund
Equities and fixed income

Investment objective

The fund seeks a high total return over time through a combination of capital appreciation and income.

Performance as of September 30, 2005	Ticker symbol: TCLFX

Total return* since inception[1]

2025 Fund	12.24%

Benchmark:
2025 Fund Composite Index	12.42

Benchmark components (percentage of composite index):
Russell 1000® Value Index[2] (24.4%)	17.23
Russell 1000 Growth Index[2] (24.4%)	13.18
Lehman Brothers U.S. TIPS Index (17.5%)	4.71
Lehman Brothers U.S. Aggregate Index (17.5%)	2.10
MSCI EAFE® Index[3] (8.1%)	24.62
Dow Jones Wilshire Real Estate Securities Index (4.0%)	25.02
Russell 2000® Index[2] (4.1%)	19.59

Peer group:
Morningstar Moderate Allocation	11.26

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2776.

[1]	Inception date: October 15, 2004

[2]	Russell 1000 and Russell 2000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

[3]	EAFE is a trademark of Morgan Stanley Capital International, Inc.

20	2005 Annual Report
Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds

PERFORMANCE

$10,000 since October 15, 2004 inception

An investment of $10,000 in this fund on October 15, 2004, would have grown to $11,224 as of September 30, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Asset allocation (as of 9/30/2005)

Underlying funds	Target allocation (%)	Percent of invested assets

Growth Equity Fund	24.4	24.5
Large-Cap Value Fund	24.4	24.4
Inflation-Linked Bond Fund	17.5	17.4
Bond Fund	17.5	17.4
International Equity Fund	8.1	8.1
Real Estate Securities Fund	4.0	4.1
Small-Cap Equity Fund	4.1	4.1

Total	100.0	100.0

Fund facts

Inception date	10/15/2004
CUSIP	87244W425
Net assets (9/30/2005)	$4.09 million
Combined total expense ratio	0.61%†

†	Please see page 8 of this report for an explanation of how the expense ratio is calculated.

Target allocation (as of 9/30/2005)

2005 Annual Report	21
Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds

2030 Fund
Equities and fixed income

Investment objective

The fund seeks a high total return over time through a combination of capital appreciation and income.

Performance as of September 30, 2005	Ticker symbol: TCLNX

Total return * since inception[1]

2030 Fund	12.55%

Benchmark:
2030 Fund Composite Index	13.13
Benchmark components (percentage of composite index):
Russell 1000® Value Index[2] (26.3%)	17.23
Russell 1000 Growth Index[2] (26.3%)	13.18
Lehman Brothers U.S. TIPS Index (15.0%)	4.71
Lehman Brothers U.S. Aggregate Index (15.0%)	2.10
MSCI EAFE® Index[3] (8.8%)	24.62
Dow Jones Wilshire Real Estate Securities Index (4.3%)	25.02
Russell 2000® Index[2] (4.3%)	19.59
Peer group:
Morningstar Moderate Allocation	11.26

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2776.

[1]	Inception date: October 15, 2004

[2]	Russell 1000 and Russell 2000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

[3]	EAFE is a trademark of Morgan Stanley Capital International, Inc.

22	2005 Annual Report
Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds

PERFORMANCE

$10,000 since October 15, 2004 inception

An investment of $10,000 in this fund on October 15, 2004, would have grown to $11,255 as of September 30, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Asset allocation (as of 9/30/2005)

	Target	Percent of
	allocation	invested
Underlying funds	(%)	assets

Large-Cap Value Fund	26.3	26.4
Growth Equity Fund	26.3	26.4
Inflation-Linked Bond Fund	15.0	14.7
Bond Fund	15.0	14.7
International Equity Fund	8.8	8.8
Real Estate Securities Fund	4.3	4.4
Small-Cap Equity Fund	4.3	4.4
Short-Term Investments	0.0	0.2

Total	100.0	100.0

Fund facts

Inception date	10/15/2004
CUSIP	87244W417
Net assets (9/30/2005)	$3.02 million
Combined total expense ratio	0.61%†

†	Please see page 8 of this report for an explanation of how the expense ratio is calculated.

Target allocation (as of 9/30/2005)

2005 Annual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds	23

2035 Fund
Equities and fixed income

Investment objective

The fund seeks a high total return over time through a combination of capital appreciation and income.

Performance as of September 30, 2005	Ticker symbol: TCLRX

Total return*
since inception[1]

2035 Fund	13.36%

Benchmark:
2035 Fund Composite Index	13.83

Benchmark components (percentage of composite index):
Russell 1000® Growth Index[2] (28.1%)	13.18
Russell 1000 Value Index[2] (28.1%)	17.23
Lehman Brothers U.S. Aggregate Index (12.5%)	2.10
Lehman Brothers U.S. TIPS Index (12.5%)	4.71
MSCI EAFE® Index[3] (9.4%)	24.62
Dow Jones Wilshire Real Estate Securities Index (4.7%)	25.02
Russell 2000® Index[2] (4.7%)	19.59

Peer group:
Morningstar Large Blend	14.27

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2776.

[1]	Inception date: October 15, 2004

[2]	Russell 1000 and Russell 2000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

[3]	EAFE is a trademark of Morgan Stanley Capital International, Inc.

24	2005 Annual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds

PERFORMANCE

$10,000 since October 15, 2004 inception

An investment of $10,000 in this fund on October 15, 2004, would have grown to $11,336 as of September 30, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Asset allocation (as of 9/30/2005)

	Target	Percent of
	allocation	invested
Underlying funds	(%)	assets

Growth Equity Fund	28.1	28.2
Large-Cap Value Fund	28.1	28.1
Bond Fund	12.5	12.4
Inflation-Linked Bond Fund	12.5	12.4
International Equity Fund	9.4	9.4
Real Estate Securities Fund	4.7	4.8
Small-Cap Equity Fund	4.7	4.7

Total	100.0	100.0

Fund facts

Inception date	10/15/2004
CUSIP	87244W391
Net assets (9/30/2005)	$2.71 million
Combined total expense ratio	0.61%†

†	Please see page 8 of this report for an explanation of how the expense ratio is calculated.

Target allocation (as of 9/30/2005)

2005 Annual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds	25

2040 Fund
Equities and fixed income

Investment objective

The fund seeks a high total return over time through a combination of capital appreciation and income.

Performance as of September 30, 2005	Ticker symbol: TCLOX

Total return*
since inception[1]

2040 Fund	13.93%

Benchmark:
2040 Fund Composite Index	14.54

Benchmark components (percentage of composite index):
Russell 1000® Growth Index[2] (30.0%)	13.18
Russell 1000 Value Index[2] (30.0%)	17.23
Lehman Brothers U.S. Aggregate Index (10.0%)	2.10
Lehman Brothers U.S. TIPS Index (10.0%)	4.71
MSCI EAFE® Index[3] (10.0%)	24.62
Russell 2000® Index[2] (5.0%)	19.59
Dow Jones Wilshire Real Estate Securities Index (5.0%)	25.02

Peer group:
Morningstar Large Blend	14.27

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2776.

[1]	Inception date: October 15, 2004

[2]	Russell 1000 and Russell 2000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

[3]	EAFE is a trademark of Morgan Stanley Capital International, Inc.

26	2005 Annual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds

PERFORMANCE

$10,000 since October 15, 2004 inception

An investment of $10,000 in this fund on October 15, 2004, would have grown to $11,393 as of September 30, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Asset allocation (as of 9/30/2005)

	Target	Percent of
	allocation	invested
Underlying funds	(%)	assets

Growth Equity Fund	30.0	30.0
Large-Cap Value Fund	30.0	29.9
International Equity Fund	10.0	10.1
Bond Fund	10.0	10.0
Inflation-Linked Bond Fund	10.0	10.0
Small-Cap Equity Fund	5.0	5.0
Real Estate Securities Fund	5.0	5.0

Total	100.0	100.0

Fund facts

Inception date	10/15/2004
CUSIP	87244W383
Net assets (9/30/2005)	$2.07 million
Combined total expense ratio	0.61%†

†	Please see page 8 of this report for an explanation of how the expense ratio is calculated.

Target allocation (as of 9/30/2005)

2005 Annual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds	27

2010 Fund	Portfolio of investments September 30, 2005

ISSUER		SHARES	VALUE	% OF NET ASSETS

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS—INSTITUTIONAL CLASS

TIAA-CREF Institutional Bond Fund		84,868	$857,171	22.73%
TIAA-CREF Institutional Growth Equity Fund		92,415	646,904	17.16
TIAA-CREF Institutional Inflation-Linked Bond Fund		80,188	857,211	22.73
TIAA-CREF Institutional International Equity Fund		17,598	214,169	5.68
TIAA-CREF Institutional Large-Cap Value Fund		44,729	644,552	17.10
TIAA-CREF Institutional Real Estate Securities Fund		7,509	108,511	2.88
TIAA-CREF Institutional Small-Cap Equity Fund		6,804	107,768	2.86

TOTAL TIAA-CREF INSTITUTIONAL MUTUAL FUNDS	(Cost $3,384,213)		3,436,286	91.14

TOTAL PORTFOLIO	(Cost $3,384,213)		3,436,286	91.14%
OTHER ASSETS AND LIABILITIES, NET			333,957	8.86

NET ASSETS			$3,770,243	100.00%

At September 30, 2005, the aggregate cost of affiliated portfolio investments for federal income tax purposes was $3,390,512. Net unrealized appreciation of portfolio investments aggregated $45,774 of which $74,086 related to appreciated portfolio investments and $28,312 related to depreciated portfolio investments.

28	2005 Annual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

2015 Fund	Portfolio of investments September 30, 2005

ISSUER		SHARES	VALUE	% OF NET ASSETS

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS—INSTITUTIONAL CLASS

TIAA-CREF Institutional Bond Fund		118,235	$1,194,177	21.22%
TIAA-CREF Institutional Growth Equity Fund		158,507	1,109,548	19.71
TIAA-CREF Institutional Inflation-Linked Bond Fund		112,201	1,199,426	21.31
TIAA-CREF Institutional International Equity Fund		30,169	367,151	6.52
TIAA-CREF Institutional Large-Cap Value Fund		76,746	1,105,911	19.65
TIAA-CREF Institutional Real Estate Securities Fund		27,177	392,710	6.98
TIAA-CREF Institutional Small-Cap Equity Fund		11,712	185,514	3.30

TOTAL TIAA-CREF INSTITUTIONAL MUTUAL FUNDS	(Cost $5,495,275)		5,554,437	98.69

TOTAL PORTFOLIO	(Cost $5,495,275)		5,554,437	98.69%
OTHER ASSETS AND LIABILITIES, NET			73,689	1.31

NET ASSETS			$5,628,126	100.00%

At September 30, 2005, the aggregate cost of affiliated portfolio investments for federal income tax purposes was $5,497,257. Net unrealized appreciation of portfolio investments aggregated $57,180 of which $94,033 related to appreciated portfolio investments and $36,853 related to depreciated portfolio investments.

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds	29

2020 Fund	Portfolio of investments September 30, 2005

ISSUER		SHARES	VALUE	% OF NET ASSETS

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS—INSTITUTIONAL CLASS

TIAA-CREF Institutional Bond Fund		54,856	554,044	19.27
TIAA-CREF Institutional Growth Equity Fund		90,451	633,157	22.03
TIAA-CREF Institutional Inflation-Linked Bond Fund		51,963	555,482	19.33
TIAA-CREF Institutional International Equity Fund		17,388	211,608	7.36
TIAA-CREF Institutional Large-Cap Value Fund		43,857	631,986	21.99
TIAA-CREF Institutional Real Estate Securities Fund		7,294	105,400	3.67
TIAA-CREF Institutional Small-Cap Equity Fund		6,649	105,312	3.66

TOTAL TIAA-CREF INSTITUTIONAL MUTUAL FUNDS	(Cost $2,722,562)		2,796,989	97.31

TOTAL PORTFOLIO	(Cost $2,722,562)		2,796,989	97.31%
OTHER ASSETS AND LIABILITIES, NET			77,429	2.69

NET ASSETS			$2,874,418	100.00%

At September 30, 2005, the aggregate cost of affiliated portfolio investments for federal income tax purposes was $2,726,923. Net unrealized appreciation of portfolio investments aggregated $70,066 of which $83,761 related to appreciated portfolio investments and $13,695 related to depreciated portfolio investments.

30	2005 Annual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

2025 Fund	Portfolio of investments September 30, 2005

ISSUER		SHARES	VALUE	% OF NET ASSETS

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS—INSTITUTIONAL CLASS
TIAA-CREF Institutional Bond Fund		68,508	$691,931	16.90%
TIAA-CREF Institutional Growth Equity Fund		139,946	979,619	23.92
TIAA-CREF Institutional Inflation-Linked Bond Fund		65,019	695,051	16.97
TIAA-CREF Institutional International Equity Fund		26,730	325,305	7.95
TIAA-CREF Institutional Large-Cap Value Fund		67,481	972,399	23.75
TIAA-CREF Institutional Real Estate Securities Fund		11,197	161,791	3.95
TIAA-CREF Institutional Small-Cap Equity Fund		10,309	163,302	3.99

TOTAL TIAA-CREF INSTITUTIONAL MUTUAL FUNDS	(Cost $3,875,902)		3,989,398	97.43

TOTAL PORTFOLIO	(Cost $3,875,902)		3,989,398	97.43%
OTHER ASSETS AND LIABILITIES, NET			105,268	2.57

NET ASSETS			$4,094,666	100.00%

At September 30, 2005, the aggregate cost of affiliated portfolio investments for federal income tax purposes was $3,876,673. Net unrealized appreciation of portfolio investments aggregated $112,725 of which $126,495 related to appreciated portfolio investments and $13,770 related to depreciated portfolio investments.

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds	31

2030 Fund	Portfolio of investments September 30, 2005

ISSUER		SHARES	VALUE	% OF NET ASSETS

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS—INSTITUTIONAL CLASS
TIAA-CREF Institutional Bond Fund		42,321	$427,440	14.17%
TIAA-CREF Institutional Growth Equity Fund		109,439	766,073	25.39
TIAA-CREF Institutional Inflation-Linked Bond Fund		39,977	427,356	14.16
TIAA-CREF Institutional International Equity Fund		20,960	255,081	8.45
TIAA-CREF Institutional Large-Cap Value Fund		53,219	766,883	25.42
TIAA-CREF Institutional Real Estate Securities Fund		8,887	128,411	4.26
TIAA-CREF Institutional Small-Cap Equity Fund		8,118	128,584	4.26

TOTAL TIAA-CREF INSTITUTIONAL MUTUAL FUNDS	(Cost $2,792,900)		2,899,828	96.11

TOTAL PORTFOLIO	(Cost $2,792,900)		2,899,828	96.11%
OTHER ASSETS AND LIABILITIES, NET			117,213	3.89

NET ASSETS			$3,017,041	100.00%

At September 30, 2005, the aggregate cost of affiliated portfolio investments for federal income tax purposes was $2,793,884. Net unrealized appreciation of portfolio investments aggregated $105,944 of which $112,047 related to appreciated portfolio investments and $6,103 related to depreciated portfolio investments.

32	2005 Annual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

2035 Fund	Portfolio of investments September 30, 2005

ISSUER		SHARES	VALUE	% OF NET ASSETS

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS—INSTITUTIONAL CLASS
TIAA-CREF Institutional Bond Fund		31,777	$320,947	11.83%
TIAA-CREF Institutional Growth Equity Fund		104,520	731,638	26.96
TIAA-CREF Institutional Inflation-Linked Bond Fund		30,154	322,345	11.88
TIAA-CREF Institutional International Equity Fund		19,948	242,773	8.95
TIAA-CREF Institutional Large-Cap Value Fund		50,624	729,487	26.88
TIAA-CREF Institutional Real Estate Securities Fund		8,558	123,661	4.56
TIAA-CREF Institutional Small-Cap Equity Fund		7,720	122,284	4.51

TOTAL TIAA-CREF INSTITUTIONAL MUTUAL FUNDS	(Cost $2,478,385)		2,593,135	95.57

TOTAL PORTFOLIO	(Cost $2,478,385)		2,593,135	95.57%
OTHER ASSETS AND LIABILITIES, NET			120,079	4.43

NET ASSETS			$2,713,214	100.00%

At September 30, 2005, the aggregate cost of affiliated portfolio investments for federal income tax purposes was $2,479,227. Net unrealized appreciation of portfolio investments aggregated $113,908 of which $120,613 related to appreciated portfolio investments and $6,705 related to depreciated portfolio investments.

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds	33

2040 Fund	Portfolio of investments September 30, 2005

ISSUER		SHARES	VALUE	% OF NET ASSETS

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS—INSTITUTIONAL CLASS
TIAA-CREF Institutional Bond Fund		19,401	$195,950	9.48%
TIAA-CREF Institutional Growth Equity Fund		84,451	591,158	28.61
TIAA-CREF Institutional Inflation-Linked Bond Fund		18,412	196,829	9.52
TIAA-CREF Institutional International Equity Fund—		16,390	199,464	9.65
TIAA-CREF Institutional Large-Cap Value Fund		40,828	588,332	28.47
TIAA-CREF Institutional Real Estate Securities Fund		6,786	98,056	4.75
TIAA-CREF Institutional Small-Cap Equity Fund		6,207	98,320	4.76

TOTAL TIAA-CREF INSTITUTIONAL MUTUAL FUNDS	(Cost $1,872,631)		1,968,109	95.24

TOTAL PORTFOLIO	(Cost $1,872,631)		1,968,109	95.24%
OTHER ASSETS AND LIABILITIES, NET			98,362	4.76

NET ASSETS			$2,066,471	100.00%

At September 30, 2005, the aggregate cost of affiliated portfolio investments for federal income tax purposes was $1,874,358. Net unrealized appreciation of portfolio investments aggregated $93,751 of which $99,088 related to appreciated portfolio investments and $5,337 related to depreciated portfolio investments.

34	2005 Annual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

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2005 Annual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds	35

Statements of assets and liabilities	Lifecycle Funds
September 30, 2005

	2010 Fund	2015 Fund

ASSETS
Portfolio investments affiliated, at cost	$3,384,213	$5,495,275
Net unrealized appreciation of portfolio investments	52,073	59,162

Portfolio investments affiliated, at value	3,436,286	5,554,437
Cash	—	1,265
Receivable from securities transactions	23,000	—
Receivable from Fund shares sold	335,383	76,070
Dividends receivable	10	—

Total assets	3,794,679	5,631,772

LIABILITIES
Due to investment advisor	832	1,646
Due to custodian	23,604	—
Payable for securities transactions	—	2,000

Total liabilities	24,436	3,646

NET ASSETS	$3,770,243	$5,628,126

NET ASSETS CONSIST OF:
Paid-in-capital	3,669,667	5,479,977
Accumulated undistributed net investment income	37,666	47,687
Accumulated net realized gain on total investments	10,837	41,300
Net unrealized appreciation on total investments	52,073	59,162

NET ASSETS	$3,770,243	$5,628,126

Outstanding shares of beneficial interest, unlimited shares authorized ($0.0001 par value)	355,446	527,835
Net asset value per share	$10.61	$10.66

36	2005 Annual Report
	Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

	2020 Fund	2025 Fund	2030 Fund	2035 Fund	2040 Fund

ASSETS
Portfolio investments affiliated, at cost	$2,722,562	$3,875,902	$2,792,900	$2,478,385	$1,872,631
Net unrealized appreciation of portfolio investments	74,427	113,496	106,928	114,750	95,478

Portfolio investments affiliated, at value	2,796,989	3,989,398	2,899,828	2,593,135	1,968,109
Cash	277	885	622	527	—
Receivable from securities transactions	—	—	—	—	—
Receivable from Fund shares sold	77,752	105,407	117,134	120,165	99,308
Dividends receivable	—	5	20	5	25

Total assets	2,875,018	4,095,695	3,017,604	2,713,832	2,067,442

LIABILITIES
Due to investment advisor	600	1,029	563	618	405
Due to custodian	—	—	—	—	566
Payable for securities transactions	—	—	—	—	—

Total liabilities	600	1,029	563	618	971

NET ASSETS	$2,874,418	$4,094,666	$3,017,041	$2,713,214	$2,066,471

NET ASSETS CONSIST OF:
Paid-in-capital	2,769,195	3,937,135	2,883,840	2,574,871	1,954,201
Accumulated undistributed net investment income	21,757	28,793	15,717	12,097	7,184
Accumulated net realized gain on total investments	9,039	15,242	10,556	11,496	9,608
Net unrealized appreciation on total investments	74,427	113,496	106,928	114,750	95,478

NET ASSETS	$2,874,418	$4,094,666	$3,017,041	$2,713,214	$2,066,471

Outstanding shares of beneficial interest, unlimited shares authorized ($0.0001 par value)	268,395	380,771	280,996	251,606	191,203
Net asset value per share	$10.71	$10.75	$10.74	$10.78	$10.81

	2005 Annual Report	37
SEE NOTES TO FINANCIAL STATEMENTS	Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds

Lifecycle Funds
For the period October 4, 2004
Statements of operations	(commencement of operations) to September 30, 2005

	2010 Fund	2015 Fund

INVESTMENT INCOME
Dividends	$68,831	$113,486

Total Income	68,831	113,486

EXPENSES
Investment management fees	2,295	3,769
Service agreement fees	7,116	11,685
12b-1 fees	1,148	1,885

Total expenses	10,559	17,339

Net investment income	58,272	96,147

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON TOTAL INVESTMENTS

Net realized gain (loss) on:
Portfolio investments	(6,570)	(1,994)
Underlying Fund distributions	46,949	102,792

Net realized gain on total investments	40,379	100,798

Net change in unrealized appreciation on total investments	52,073	59,162

Net realized and unrealized gain on total investments	92,452	159,960

Net increase in net assets resulting from operations	$150,724	$256,107

38	2005 Annual Report
	Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

	2020 Fund	2025 Fund	2030 Fund	2035 Fund	2040 Fund

INVESTMENT INCOME
Dividends	$44,860	$58,003	$35,858	$31,911	$26,444

Total Income	44,860	58,003	35,858	31,911	26,444

EXPENSES
Investment management fees	1,769	2,527	1,668	1,596	1,413
Service agreement fees	5,482	7,831	5,170	4,948	4,380
12b-1 fees	884	1,263	834	798	707

Total expenses	8,135	11,621	7,672	7,342	6,500

Net investment income	36,725	46,382	28,186	24,569	19,944

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON TOTAL INVESTMENTS

Net realized gain (loss) on:
Portfolio investments	(3,874)	(297)	(605)	120	(2,207)
Underlying Fund distributions	36,576	45,202	32,961	34,357	36,400

Net realized gain on total investments	32,702	44,905	32,356	34,477	34,193

Net change in unrealized appreciation on total investments	74,427	113,496	106,928	114,750	95,478

Net realized and unrealized gain on total investments	107,129	158,401	139,284	149,227	129,671

Net increase in net assets resulting from operations	$143,854	$204,783	$167,470	$173,796	$149,615

	2005 Annual Report	39
SEE NOTES TO FINANCIAL STATEMENTS	Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds

Lifecycle Funds
For the period October 4, 2004
Statements of changes in net assets	(commencement of operations) to September 30, 2005

	2010 Fund	2015 Fund

OPERATIONS
Net investment income	$58,272	$96,147
Net realized gain on total investments	40,379	100,798
Net change in unrealized appreciation on total investments	52,073	59,162

Net increase from operations	150,724	256,107

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(50,158)	(108,063)
From realized gain on total investments	(139)	(138)

Total distributions	(50,297)	(108,201)

SHAREHOLDER TRANSACTIONS:
Seed money subscriptions	1,000,000	1,000,000
Subscriptions	2,805,658	4,398,448
Reinvestment of distributions	50,297	108,201
Redemptions	(186,139)	(26,429)

Net increase from shareholder transactions	3,669,816	5,480,220

Net increase in net assets	3,770,243	5,628,126

NET ASSETS
Beginning of period	—	—

End of period	$3,770,243	$5,628,126

Undistributed net investment income included in net assets	$37,666	$47,687

CHANGE IN FUND SHARES:
Shares outstanding, beginning of period	—	—

Seed money shares sold	100,000	100,000
Shares sold	268,457	419,973
Shares issued in reinvestment of distributions	4,888	10,444
Shares redeemed	(17,899)	(2,582)

Net increase in shares outstanding	355,446	527,835

Shares outstanding, end of period	355,446	527,835

40	2005 Annual Report
	Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

	2020 Fund	2025 Fund	2030 Fund	2035 Fund	2040 Fund

OPERATIONS
Net investment income	$36,725	$46,382	$28,186	$24,569	$19,944
Net realized gain on total investments	32,702	44,905	32,356	34,477	34,193
Net change in unrealized appreciation on total investments	74,427	113,496	106,928	114,750	95,478

Net increase from operations	143,854	204,783	167,470	173,796	149,615

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(38,635)	(47,277)	(34,285)	(35,480)	(37,388)
From realized gain on total investments	(131)	(123)	(112)	(101)	(85)

Total distributions	(38,766)	(47,400)	(34,397)	(35,581)	(37,473)

SHAREHOLDER TRANSACTIONS:
Seed money subscriptions	1,000,000	1,000,000	1,000,000	1,000,000	1,000,000
Subscriptions	1,883,737	2,921,048	1,890,361	1,571,535	942,176
Reinvestment of distributions	38,766	47,400	34,300	35,581	37,473
Redemptions	(153,173)	(31,165)	(40,693)	(32,117)	(25,320)

Net increase from shareholder transactions	2,769,330	3,937,283	2,883,968	2,574,999	1,954,329

Net increase in net assets	2,874,418	4,094,666	3,017,041	2,713,214	2,066,471

NET ASSETS
Beginning of period	—	—	—	—	—

End of period	$2,874,418	$4,094,666	$3,017,041	$2,713,214	$2,066,471

Undistributed net investment income included in net assets	$21,757	$28,793	$15,717	$12,097	$7,184

CHANGE IN FUND SHARES:
Shares outstanding, beginning of period	—	—	—	—	—

Seed money shares sold	100,000	100,000	100,000	100,000	100,000
Shares sold	179,051	279,165	181,689	151,289	90,070
Shares issued in reinvestment of distributions	3,738	4,562	3,292	3,405	3,579
Shares redeemed	(14,394)	(2,956)	(3,985)	(3,088)	(2,446)

Net increase in shares outstanding	268,395	380,771	280,996	251,606	191,203

Shares outstanding, end of period	268,395	380,771	280,996	251,606	191,203

	2005 Annual Report	41
SEE NOTES TO FINANCIAL STATEMENTS	Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds

Financial highlights	Lifecycle Funds September 30, 2005

	2010 Fund

	For the Period October 15, 2004 (effective date of SEC registration) to September 30, 2005	For the Period October 4, 2004 (commencement of operations) to September 30, 2005

SELECTED PER SHARE DATA

Net asset value, beginning of period	$9.92	$10.00

Gain from investment operations:
Net investment income (b)	0.26	0.26
Net realized and unrealized gain on total investments	0.70	0.62

Total gain from investment operations	0.96	0.88

Less distributions from:
Net investment income	(0.27)	(0.27)
Net realized gains	— (c)	— (c)

Total distributions	(0.27)	(0.27)

Net asset value, end of period	$10.61	$10.61

TOTAL RETURN (d)	9.76%	8.88%

RATIOS AND SUPPLEMENTAL DATA

Net assets at end of period (in thousands)	$3,770	$3,770
Ratio of expenses to average net assets (a)	0.46%	0.46%
Ratio of net investment income to average net assets (a)	2.57%	2.53%
Portfolio turnover rate (a)	11%	11%

(a)

The percentages shown for this period are annualized. The operating expense and net investment income ratios are based on the expenses and net operating investment income of the Fund and do not include the Fund’s proportional share of any expenses or net investment income from the Underlying Funds.

(b)	Based on average shares outstanding.

(c)	Amount represents less than $0.01 per share.

(d)	Total return for the period of less than one year is not annualized.

42	2005 Annual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

	2015 Fund		2020 Fund

	For the Period October 15, 2004 (effective date of SEC registration) to September 30, 2005	For the Period October 4, 2004 (commencement of operations) to September 30, 2005	For the Period October 15, 2004 (effective date of SEC registration) to September 30, 2005	For the Period October 4, 2004 (commencement of operations) to September 30, 2005

SELECTED PER SHARE DATA

Net asset value, beginning of period	$9.90	$10.00	$9.89	$10.00

Gain from investment operations:
Net investment income (b)	0.26	0.26	0.21	0.21
Net realized and unrealized gain on total investments	0.79	0.69	0.91	0.80

Total gain from investment operations	1.05	0.95	1.12	1.01

Less distributions from:
Net investment income	(0.29)	(0.29)	(0.30)	(0.30)
Net realized gains	— (c)	— (c)	— (c)	— (c)

Total distributions	(0.29)	(0.29)	(0.30)	(0.30)

Net asset value, end of period	$10.66	$10.66	$10.71	$10.71

TOTAL RETURN (d)	10.64%	9.54%	11.46%	10.24%

RATIOS AND SUPPLEMENTAL DATA

Net assets at end of period (in thousands)	$5,628	$5,628	$2,874	$2,874
Ratio of expenses to average net assets (a)	0.46%	0.46%	0.46%	0.46%
Ratio of net investment income to average net assets (a)	2.57%	2.54%	2.11%	2.07%
Portfolio turnover rate (a)	3%	3%	12%	12%

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds	43

Financial highlights	Lifecycle Funds September 30, 2005

	2025 Fund

	For the Period October 15, 2004 (effective date of SEC registration) to September 30, 2005	For the Period October 4, 2004 (commencement of operations) to September 30, 2005

SELECTED PER SHARE DATA

Net asset value, beginning of period	$9.87	$10.00

Gain from investment operations:
Net investment income (b)	0.19	0.19
Net realized and unrealized gain on total investments	1.01	0.88

Total gain from investment operations	1.20	1.07

Less distributions from:
Net investment income	(0.32)	(0.32)
Net realized gains	— (c)	— (c)

Total distributions	(0.32)	(0.32)

Net asset value, end of period	$10.75	$10.75

TOTAL RETURN (d)	12.24%	10.78%

RATIOS AND SUPPLEMENTAL DATA

Net assets at end of period (in thousands)	$4,095	$4,095
Ratio of expenses to average net assets (a)	0.46%	0.46%
Ratio of net investment income to average net assets (a)	1.86%	1.83%
Portfolio turnover rate (a)	2%	2%

(a)

The percentages shown for this period are annualized. The operating expense and net investment income ratios are based on the expenses and net operating investment income of the Fund and do not include the Fund’s proportional share of any expenses or net investment income from the Underlying Funds.

(b)	Based on average shares outstanding.

(c)	Amount represents less than $0.01 per share.

(d)	Total return for the period of less than one year is not annualized.

44	2005 Annual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

continued

	2030 Fund		2035 Fund

	For the Period October 15, 2004 (effective date of SEC registration) to September 30, 2005	For the Period October 4, 2004 (commencement of operations) to September 30, 2005	For the Period October 15, 2004 (effective date of SEC registration) to September 30, 2005	For the Period October 4, 2004 (commencement of operations) to September 30, 2005

SELECTED PER SHARE DATA

Net asset value, beginning of period	$9.85	$10.00	$9.83	$10.00

Gain from investment operations:
Net investment income (b)	0.17	0.17	0.16	0.16
Net realized and unrealized gain on total investments	1.05	0.90	1.14	0.97

Total gain from investment operations	1.22	1.07	1.30	1.13

Less distributions from:
Net investment income	(0.33)	(0.33)	(0.35)	(0.35)
Net realized gains	— (c)	— (c)	— (c)	— (c)

Total distributions	(0.33)	(0.33)	(0.35)	(0.35)

Net asset value, end of period	$10.74	$10.74	$10.78	$10.78

TOTAL RETURN (d)	12.55%	10.86%	13.36%	11.43%

RATIOS AND SUPPLEMENTAL DATA

Net assets at end of period (in thousands)	$3,017	$3,017	$2,713	$2,713
Ratio of expenses to average net assets (a)	0.46%	0.46%	0.46%	0.46%
Ratio of net investment income to average net assets (a)	1.72%	1.68%	1.57%	1.53%
Portfolio turnover rate (a)	5%	5%	5%	5%

SEE NOTES TO FINANCIAL STATEMENTS	2005 Annual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds	45

Financial highlights	Lifecycle Funds September 30, 2005	concluded

	2040 Fund

	For the Period October 15, 2004 (effective date of SEC registration) to September 30, 2005	For the Period October 4, 2004 (commencement of operations) to September 30, 2005

SELECTED PER SHARE DATA

Net asset value, beginning of period	$9.82	$10.00

Gain from investment operations:
Net investment income (b)	0.15	0.15
Net realized and unrealized gain on total investments	1.21	1.03

Total gain (loss) from investment operations	1.36	1.18

Less distributions from:
Net investment income	(0.37)	(0.37)
Net realized gains	— (c)	— (c)

Total distributions	(0.37)	(0.37)

Net asset value, end of period	$10.81	$10.81

TOTAL RETURN (d)	13.93%	11.88%

RATIOS AND SUPPLEMENTAL DATA

Net assets at end of period (in thousands)	$2,066	$2,066
Ratio of expenses to average net assets (a)	0.46%	0.46%
Ratio of net investment income to average net assets (a)	1.45%	1.41%
Portfolio turnover rate (a)	10%	10%

(a)

The percentages shown for this period are annualized. The operating expense and net investment income ratios are based on the expenses and net operating investment income of the Fund and do not include the Fund’s proportional share of any expenses or net investment income from the Underlying Funds.

(b)	Based on average shares outstanding.

(c)	Amount represents less than $0.01 per share.

(d)	Total return for the period of less than one year is not annualized.

46	2005 Annual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements	Lifecycle Funds

Note 1—significant accounting policies

The Lifecycle Funds (the “Funds,” individually referred to as the “Fund”), comprise seven of the thirty Funds offered by TIAA-CREF Institutional Mutual Funds (“Underlying Funds”), a Delaware statutory trust, that was organized on April 15, 1999 and is registered with the Securities and Exchange Commission (“Commission”) under the Investment Company Act of 1940 as an open-end management investment company. The seven Lifecycle Funds are 2010, 2015, 2020, 2025, 2030, 2035 and 2040. Each Fund commenced operations on October 4, 2004 with a seed money investment of $1,000,000 by Teachers Insurance and Annuity Association of America (“TIAA”). At September 30, 2005, TIAA had remaining seed money investment in the Funds as follows:

Fund	TIAA Investments in Funds	Percentage of Net Assets

2010	$1,088,772	28.88%
2015	1,095,366	19.46
2020	1,102,352	38.35
2025	1,107,839	27.06
2030	1,108,586	36.74
2035	1,114,334	41.07
2040	1,118,827	54.14

Each Fund is a “fund of funds” that diversifies its assets by investing in the Institutional Class shares of certain of the Underlying Funds. The Funds offer their shares, without a sales load, through their principal underwriter, Teachers Personal Investors Services, Inc. (“TPIS”), which is a wholly-owned subsidiary of TIAA. TPIS offers the Funds’ shares to certain intermediaries affiliated with TIAA, such as TIAA-CREF Trust Company, Federal Savings Bank, or other persons, such as state-sponsored tuition saving plans, who have entered into a contract with an affiliate of TIAA. TPIS is registered with the Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Teachers Advisors Inc. (“Advisors”), a wholly-owned subsidiary of TIAA, which is registered with the Commission as an investment adviser, provides investment management services to the Funds. The accompanying financial statements were prepared in accordance with U.S. generally accepted accounting principles which may require the use of estimates made by management. Actual results may differ from those estimates. The following is a summary of the significant accounting policies followed by the Funds.

Valuation of investments: Net asset value is calculated as of the close of business of the New York Stock Exchange (generally 4:00 pm Eastern Time). The market value of the Underlying Funds is based on their net asset values as of the close of business on the valuation date.

2005 Annual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds	47

Notes to financial statements	continued

Accounting for investments: Securities transactions are accounted for as of the trade date. Interest income is recorded as earned. Dividends and distributions from the Underlying Funds are recorded on the ex-dividend date. Realized gains and losses on securities transactions are based upon the specific identification method for both financial statement and federal income tax purposes.

Distributions to shareholders: Distributions from net investment income and from realized gains, if any, are declared and paid annually for each of the Funds.

Income taxes: The Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code (“Code”) and will not be subject to income taxes to the extent that they distribute substantially all taxable income each year and comply with various other Code requirements.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to a Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended September 30, 2005, permanent book and tax differences resulting primarily from differing treatments for section 12b-1 fees and capital gains distributions from the underlying funds were identified and reclassified among the components of the Funds’ net assets. Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by these reclassifications.

Indemnification: In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Also, under the Funds’ organizational documents, the Trustees and Officers of the TIAA-CREF Institutional Mutual Funds are indemnified against certain liabilities that may arise out of their duties to the TIAA-CREF Institutional Mutual Funds. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be minimal.

Note 2—management agreements

Under the terms of an Investment Management Agreement, each Fund pays Advisors a monthly fee for the management of the Fund’s net assets, based on the average daily net assets of each Fund. Under the terms of a Service Agreement, each Fund pays Advisors a monthly fee based on the average daily net assets of each Fund for providing transfer agency, accounting and administration services. Under the terms of a Distribution Plan, each Fund pays TPIS a monthly fee for the promotion and distribution of its shares, based on the average daily net assets of each Fund. Advisors and TPIS will receive the following annual percentages of each Fund’s average daily net assets for investment management, service agreement and distribution fees:

48	2005 Annual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds

Notes to financial statements	continued

Fund	Investment management fee	Service agreement fee	Distribution fee (12b-1)

2010	0.10%	0.31%	0.05%
2015	0.10	0.31	0.05
2020	0.10	0.31	0.05
2025	0.10	0.31	0.05
2030	0.10	0.31	0.05
2035	0.10	0.31	0.05
2040	0.10	0.31	0.05

Total investment management, service agreement and distribution (12b-1) fees incurred for each Fund for the period ended September 30, 2005 are reflected in the Statements of Operations.

Note 3—investments

At September 30, 2005, net unrealized appreciation of portfolio investments, consisting of gross unrealized appreciation and gross unrealized depreciation, was as follows:

Fund	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation

2010	$74,086	$(22,013)	$52,073
2015	94,033	(34,871)	59,162
2020	83,761	(9,334)	74,427
2025	126,495	(12,999)	113,496
2030	112,047	(5,119)	106,928
2035	120,613	(5,863)	114,750
2040	99,088	(3,610)	95,478

2005 Annual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds	49

Notes to financial statements	continued

The following is information about the holdings of the Funds in the TIAA-CREF Institutional Mutual Funds—Institutional Class as of September 30, 2005:

	Bond Fund	Growth Equity Fund	Inflation- Linked Bond Fund	International Equity Fund	Large- Cap Value Fund	Real Estate Securities Fund	Small- Cap Equity Fund

Number of shares
in underlying Funds:
2010	84,868	92,415	80,188	17,598	44,729	7,509	6,804
2015	118,235	158,507	112,201	30,169	76,746	27,177	11,712
2020	54,856	90,451	51,963	17,388	43,857	7,294	6,649
2025	68,508	139,946	65,019	26,730	67,481	11,197	10,309
2030	42,321	109,439	39,977	20,960	53,219	8,887	8,118
2035	31,777	104,520	30,154	19,948	50,624	8,558	7,720
2040	19,401	84,451	18,412	16,390	40,828	6,786	6,207
% of total shares
outstanding in the
underlying Funds:
2010	0.06%	0.56%	0.26%	0.03%	0.30%	0.05%	0.09%
2015	0.08	0.96	0.37	0.05	0.51	0.16	0.16
2020	0.04	0.55	0.17	0.03	0.29	0.04	0.09
2025	0.05	0.85	0.21	0.05	0.45	0.07	0.14
2030	0.03	0.66	0.13	0.04	0.35	0.05	0.11
2035	0.02	0.63	0.10	0.04	0.34	0.05	0.10
2040	0.01	0.51	0.06	0.03	0.27	0.04	0.08

Purchases and sales of securities, other than short-term money market instruments, for the Funds, for the period ended September 30, 2005, were as follows:

Fund	Purchases	Sales

2010	$3,653,625	$262,842
2015	5,612,260	114,991
2020	2,945,445	219,008
2025	3,938,940	62,741
2030	2,881,763	88,257
2035	2,565,466	87,201
2040	2,015,540	140,702

Note 4—trustee fees

Each Fund pays the Trustees who are not also officers or affiliated persons of the Funds, certain remuneration for their services, plus travel and other expenses incurred in attending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their services as Trustees of the Funds.

50	2005 Annual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds

Notes to financial statements	concluded

Note 5—distributions to shareholders

The tax character of distributions paid to shareholders during the period ended September 30, 2005 was as follows:

Fund	Ordinary income	Total

2010	$50,297	$50,297
2015	108,201	108,201
2020	38,766	38,766
2025	47,400	47,400
2030	34,397	34,397
2035	35,581	35,581
2040	37,473	37,473

As of September 30, 2005, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-term Capital Gain	Unrealized Appreciation (Depreciation)	Capital Loss Carryover	Post-October Losses	Total

2010	$42,004	$12,798	$45,774	$0	$0	$100,576
2015	49,367	41,602	57,180	0	0	148,149
2020	23,899	11,258	70,066	0	0	105,223
2025	29,617	15,189	112,725	0	0	157,531
2030	16,690	10,567	105,944	0	0	133,201
2035	13,355	11,080	113,908	0	0	138,343
2040	7,255	11,264	93,751	0	0	112,270

2005 Annual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds	51

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the
Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of 2010 Fund, 2015 Fund, 2020 Fund, 2025 Fund, 2030 Fund, 2035 Fund and 2040 Fund (constituting the Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds, hereafter referred to as the “Funds”) at September 30, 2005, and the results of each of their operations, the changes in each of their net assets and the financial highlights for all the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
November 23, 2005

52	2005 Annual Report
Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds

Report of management responsibility (unaudited)

To the Shareholders of the Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds:

The accompanying financial statements of the Lifecycle Funds (the “Funds”) are the responsibility of management. They have been prepared in accordance with U.S. generally accepted accounting principles and have been presented fairly and objectively in accordance with such principles.

The Funds have established and maintain a strong system of internal controls and disclosure controls designed to provide reasonable assurance that assets are properly safeguarded and transactions are properly executed in accordance with management’s authorization, and to carry out the ongoing responsibilities of management for reliable financial statements. In addition, the Funds’ internal audit personnel provide a continuing review of the internal controls and operations of the Funds, and the chief audit executive regularly reports to the Audit Committee of the Funds’ Board of Trustees.

The accompanying financial statements have been audited by the independent registered public accounting firm of PricewaterhouseCoopers LLP. To maintain auditor independence and avoid any potential conflict of interest, it continues to be the Funds’ policy that any management advisory or consulting services be obtained from a firm other than the external financial audit firm. The report of the independent registered public accounting firm, which follows the notes to financial statements, expresses an independent opinion on the fairness of presentation of these financial statements.

The Audit Committee of the Funds’ Board of Trustees, consisting entirely of trustees who are not officers of Lifecycle Funds, meets regularly with management, representatives of PricewaterhouseCoopers LLP and internal audit personnel to review matters relating to financial reporting, internal controls and auditing. In addition to the annual audit of the financial statements of the Funds by the independent registered public accounting firm, the Securities and Exchange Commission performs periodic examinations of the Funds’ operations.

Bertram L. Scott	Russell Noles
President	Acting Chief Financial Officer

2005 Annual Report	53
Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds

2005 special meeting	TIAA-CREF Institutional Mutual Funds (unaudited)

Trustees

On August 31, 2005, at a special meeting of shareholders, the following persons were elected to serve on the Board:

Nominee	Shares for	Percent	Shares withheld	Percent

Nancy L. Jacob	688,943,235.19	98.17	12,809,241.37	1.83

Willard T. Carleton	688,916,331.03	98.17	12,836,145.53	1.83

Eugene Flood, Jr.	688,829,142.72	98.16	12,923,333.84	1.84

Howell E. Jackson	688,938,790.98	98.17	12,813,685.58	1.83

Bevis Longstreth	688,592,381.56	98.12	13,160,095.00	1.88

Bridget A. Macaskill	688,783,713.38	98.15	12,968,763.18	1.85

Maceo K. Sloan	688,567,748.75	98.12	13,184,727.81	1.88

Ahmed H. Zewail	688,535,320.34	98.12	13,217,156.22	1.88

Eugene Flood, Jr. and Howell E. Jackson were elected to office. Nancy L. Jacob, Willard T. Carleton, Bevis Longstreth, Bridget A. Macaskill, Maceo K. Sloan and Ahmed H. Zewail continued in office.

Independent registered public accounting firm

Shareholders also ratified the selection by the Board of Trustees of PricewaterhouseCoopers LLP to serve as the Funds’ independent registered public accounting firm:

	Shares for	Percent	Shares against	Percent	Shares abstain	Percent

Ratify PricewaterhouseCoopers LLP	686,960,740.23	97.89	2,307,930.96	0.33	12,483,805.38	1.78

54	2005 Annual Report
Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds

Investment management agreement

Shareholders also voted on a new investment management agreement between the Funds and Teachers Advisors, Inc.

Fund	Shares for	Percent	Shares against	Percent	Shares abstain	Percent

2010	226,625.42	98.72	2,945.25	1.28	0.00	0.00

2015	335,705.59	99.50	1,686.68	0.50	0.00	0.00

2020	108,342.21	100.00	1.18	0.00	0.00	0.00

2025	195,122.84	99.92	1.18	0.00	164.11	0.08

2030	107,227.80	99.91	101.77	0.09	0.00	0.00

2035	104,013.75	98.96	1.18	0.00	1,094.99	1.04

2040	105,244.19	99.65	5.93	0.01	363.43	0.34

The 2010, 2015, 2020, 2025, 2030, 2035 and 2040 Funds ratified the investment management agreement.

2005 Annual Report	55
Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds

Management	Trustees and officers of the TIAA-CREF Institutional Mutual Funds (unaudited)

DISINTERESTED TRUSTEES

Name, address and age	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee

Nancy L. Jacob Windermere Investment Associates 121 S.W. Morrison Street Suite 925 Portland, OR 97204 Age: 62	Chairman of the Board of Trustees, Trustee	Indefinite term. Trustee since 1999.	President and Managing Principal, Windermere Investment Associates, 1997–present. Formerly, Chairman and Chief Executive Officer, CTC Consulting, Inc., 1994–1997 and Executive Vice President, U.S. Trust of the Pacific Northwest, 1993–1998.	60	Director and Chairman of the Investment Committee of the Okabena Company (financial services).

Willard T. Carleton 4911 E. Parade Ground Loop Tucson, AZ 85712-6623 Age: 71	Trustee	Indefinite term. Trustee since 2003.	Professor of Finance Emeritus, University of Arizona, College of Business and Public Administration, 2001–present. Formerly, Donald R. Diamond Professor of Finance, University of Arizona, 1999–2001, and Karl L. Eller Professor of Finance, University of Arizona, 1984–1999. Trustee of TIAA, 1984–2003.	60	None

Eugene Flood, Jr Smith Breeden Associates, Inc. Chapel Hill, North Carolina 27517 Age: 50	Trustee	Indefinite term. Trustee since 2005.	President, Chief Executive Officer (since 2000) and a Director (since 1994) of Smith Breeden Associates, Inc. (investment advisor).	N/A	None

Howell E. Jackson Harvard Law School Griswold 5 South 1525 Massachusetts Avenue Cambridge, Massachusetts 02138 Age: 51	Trustee	Indefinite term. Trustee since 2005.	James S. Reid, Jr. Professor of Law (since 2004) and Vice Dean for Administration and Budget (since 2003) and on the faculty (since 1989) of Harvard Law School.	N/A	None

56	2005 Annual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds

Name, address and age	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee

Bevis Longstreth Debevoise & Plimpton 919 Third Avenue New York, NY 10022-6225 Age: 71	Trustee	Indefinite term. Trustee since 1999.	Retired Partner, Debevoise & Plimpton. Formerly, Partner (1970–1981, 1984–1997) and Of Counsel (1998–2001) of Debevoise & Plimpton, Adjunct Professor at Columbia University School of Law, 1994–1999 and Commissioner of the U.S. Securities and Exchange Commission, 1981–1984.	60	Member of the Board of Directors of AMVESCAP, PLC and Chairman of the Finance Committee of the Rockefeller Family Fund.

Bridget A. Macaskill 160 East 81st Street New York, NY 10028 Age: 57	Trustee	Indefinite term. Trustee since 2003.	Independent Consultant for Merrill Lynch, 2003–present. Formerly, Chairman, Oppenheimer Funds, Inc., 2000–2001. Chief Executive Officer, 1995–2001; President, 1991–2000; and Chief Operating Officer, 1989–1995 of that firm.	60	Director, J Sainsbury plc (food retailer) and Prudential plc. International Advisory Board, British-American Business Council.

Maceo K. Sloan NCM Capital Management Group, Inc. 2634 Durham-Chapel Hill Boulevard Suite 206 Durham, NC 27707 Age: 56	Trustee	Indefinite term. Trustee since 1999.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc., 1991–present; Chairman and Chief Executive Officer, NCM Capital Management Group, Inc., since 1991; and Chairman, CEO and CIO, NCM Capital Advisers Inc., 2003–present.	60	Director, SCANA Corporation (energy holding company) and M&F Bancorp, Inc.

Ahmed H. Zewail California Institute Of Technology Arthur Amos Noyes Laboratory of Chemical Physics Mail Code 127-72 1200 East California Boulevard Pasadena, CA 91125 Age: 59	Trustee	Indefinite term. Trustee since 2004.	Linus Pauling Chair Professor of Chemistry and Professor of Physics, Caltech, 1996–present; and Director, NSF Laboratory for Molecular Sciences (LMS), Caltech, 1995–present.	60	None

2005 Annual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds	57

Management	Trustees and officers of the TIAA-CREF Institutional Mutual Funds (unaudited)	continued

EXECUTIVE OFFICERS

Name, address and age	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years

Herbert M. Allison, Jr. TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 62	President and Chief Executive Officer	Indefinite term. President and Chief Executive Officer since 2002.

Chairman, President and Chief Executive Officer of TIAA since 2002. President and Chief Executive Officer of CREF, TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds, TIAA-CREF Life Fund and TIAA Separate Account VA-1 (these funds are collectively referred to as the “TIAA-CREF Fund Complex”) since 2002. Formerly, President and Chief Executive Officer of Alliance for LifeLong Learning, Inc., 2000–2002. President, Chief Operating Officer and Member of the Board of Directors of Merrill Lynch & Co., Inc., 1997–1999.

Gary Chinery TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 55	Vice President and Treasurer	Indefinite term. Vice President and Treasurer since 2004.

Vice President and Treasurer of TIAA and the TIAA-CREF Fund Complex since 2004. Vice President and Treasurer of Teachers Advisors, (“Teachers Advisors”), TIAA-CREF Investment Management, LLC (“Investment Management”), TIAA-CREF Individual and Institutional Services, LLC (“Services”), Teachers Personal Investors Services, Inc. (“TPIS”), TIAA-CREF Tuition Financing, Inc. (“Tuition Financing”) and TIAA-CREF Life Insurance Company (“TIAA-CREF Life”).

Scott C. Evans TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 46	Executive Vice President and Chief Investment Officer	Indefinite term. Executive Vice President since 1999. Chief Investment Officer since 2004.

Executive Vice President since 1997 and Chief Investment Officer since 2004 of TIAA and the TIAA-CREF Fund Complex since 2003. President, Chief Executive Officer and Manager of Investment Management. President, Chief Executive Officer and Director of Teachers Advisors, Director TIAA-CREF Life. Formerly, Executive Vice President, CREF Investments.

I. Steven Goldstein TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 53	Executive Vice President	Indefinite term. Executive Vice President since 2003.

Executive Vice President, Public Affairs, of TIAA and the TIAA-CREF Fund Complex since 2003. Director of TIAA-CREF Life. Formerly, Advisor for McKinsey & Company, 2003; Vice President, Corporate Communications for Dow Jones & Co. and The Wall Street Journal, 2001–2002; and Senior Vice President and Chief Communications Officer for Insurance Information Institute, 1993–2001.

E. Laverne Jones TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 56	Vice President and Corporate Secretary	Indefinite term. Vice President and Corporate Secretary since 1999.	Vice President and Corporate Secretary of TIAA and the TIAA-CREF Fund Complex since 1998.

58	2005 Annual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds

Name, address and age	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years

Susan S. Kozik TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 48	Executive Vice President	Indefinite term. Executive Vice President since 2003.

Executive Vice President and Chief Technology Officer of TIAA and the TIAA-CREF Fund Complex since 2003. Formerly, Vice President of IT Operations and Services, Lucent Technologies, 2000–2003; and Senior Vice President and Chief Technology Officer, Penn Mutual Life Insurance Company, 1997–2000.

George W. Madison TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 52	Executive Vice President	Indefinite term. Executive Vice President since 2003.

Executive Vice President and General Counsel of TIAA and the TIAA-CREF Fund Complex since 2003. Formerly Executive Vice President, Corporate Secretary, and General Counsel of Comerica Incorporated, 1997–2003.

Erwin W. Martens TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 49	Executive Vice President	Indefinite term. Executive Vice President since 2003.

Executive Vice President, Risk Management, of TIAA and the TIAA-CREF Fund Complex since 2003. Director of Teachers Advisors, TPIS, TIAA-CREF Trust Company, FSB, (“Trust Company”), Tuition Financing and TIAA-CREF Life and Manager of Services and Investment Management. Formerly, Managing Director and Chief Risk Officer, Putnam Investments, 1999–2003; and Head and Deputy Head of Global Market Risk Management, 1997–1999.

Frances Nolan TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 48	Executive Vice President	Indefinite term. Executive Vice President since 2000.

Executive Vice President, Client Services, of TIAA and the TIAA-CREF Fund Complex since 2000. President, Chief Executive Officer and Manager of Services. Director of TPIS, Trust Company, Tuition Financing and TIAA-CREF Life. Formerly, Executive Vice President, Retirement Services, CREF and TIAA, 2000–2003; Vice President, Eastern Division, 1994–2000.

Russell Noles TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 47	Vice President and Acting Chief Financial Officer	Indefinite term. Acting Chief Financial Officer since 2005.

Vice President and Acting Chief Financial Officer of TIAA and the TIAA-CREF Fund Complex, Vice President of Teachers Advisors, TPIS, Tuition Financing and Investment Management since 2005. Director of Teachers Advisors, TPIS, Tuition Financing and Manager of Investment Management and Services since 2005. Formerly Vice President, Internal Audit of TIAA and the TIAA-CREF Funds, 2004–2005; Vice President of Internal Audit of the St. Paul Companies, 2001–2004, of Quest Communications, 2000–2001 and of US West, Inc. 1998–2000.

2005 Annual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds	59

Management	Trustees and officers of the TIAA-CREF Institutional Mutual Funds (unaudited)	concluded

EXECUTIVE OFFICERS—continued

Name, address and age	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years

Dermot J. O’Brien TIAA-CREF 730 Third Avenue NY 10017-3206 Age: 39	Executive Vice President	Indefinite term. Executive Vice President since 2003.

Executive Vice President, Human Resources, of TIAA and the TIAA-CREF Fund Complex since 2003. Director, TIAA-CREF Life and Trust Company. Formerly, First Vice President and Head of Human Resources, International Private Client Division, Merrill Lynch & Co., 1999–Feb. 2003; and Vice President and Head of Human Resources—Japan Morgan Stanley, 1998–1999.

Bertram L. Scott TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 54	Executive Vice President	Indefinite term. Executive Vice President since 2000.

Executive Vice President, Product Management, of TIAA and the TIAA-CREF Fund Complex since 2003. Chairman of the Board, President and Chief Executive Officer of TIAA-CREF Life. Director of TPIS and Trust Company. President of Tuition Financing. Formerly, President and Chief Executive Officer, Horizon Mercy, 1996–2000.

60	2005 Annual Report Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds

Investment management agreement (unaudited)

Board approval of Investment Management Agreement for the Lifecycle Funds

At its April 5, 2005 meeting, the Board of Trustees considered and approved a new investment management agreement with Advisors with respect to all series of TIAA-CREF Institutional Mutual Funds, including the Lifecycle Funds (the “Proposed Agreement”). The Proposed Agreement would restructure the pricing and services to be provided by Advisors to the Lifecycle Funds, but would not impact the direct advisory fee rates of the Lifecycle Funds. (However, the Proposed Agreement would increase the advisory fee rates of the underlying funds in which the Lifecycle Funds invest, to the extent shareholders of the underlying funds approved the Proposed Agreement.) For the Lifecycle Funds whose shareholders approved the Proposed Agreement, the current investment management agreement (the “Current Agreement”) would eventually be terminated and the Proposed Agreement would be implemented. Please see the 2005 special meeting section of this Report for the results of the Lifecycle Funds’ shareholder meeting.

Due to the fact that the advisory fee rates for the Lifecycle Funds would not change under the Proposed Agreement and to the limited operating history of the Lifecycle Funds, the Boards relied upon its analysis for the initial approval of the Current Agreement in conducting its review of the Proposed Agreement. During this earlier review, the Board considered the following factors with respect to each Lifecycle Fund: (1) the nature, extent and quality of services to be provided by Advisors to each Lifecycle Fund; (2) Advisors’ anticipated costs in providing these services; (3) the reasonableness of the investment management fees and how such fees compared to fees paid by other similar mutual funds; and (4) other benefits derived in connection with Advisors’ relationship with the Funds. The factors were viewed in their totality, with no single factor identified as determinative. The Board did not review performance information for the Lifecycle Funds in considering the Proposed Agreement because of the short time since the Lifecycle Funds commenced operations.

Set forth below are the general factors the Board considered for all of the Lifecycle Funds in approving the Current Agreement, which the Board relied upon in approving the Proposed Agreement.

The Nature, Extent and Quality of Services. First, the Board considered that Advisors is an experienced investment advisor that has managed the TIAA-CREF Mutual Funds and the TIAA-CREF Institutional Mutual Funds, including the underlying funds, since their respective inceptions. The investment professionals of Advisors have also managed various accounts of the College Retirement Equities Fund (CREF) since their inception. Under the Current Agreement, Advisors is responsible for managing the assets of the Funds, including conducting research, recommending investments and placing orders to buy and sell securities for the Funds’ investment portfolios; active and extensive monitoring of the investment portfolios daily by various personnel with specific responsibility for the particular type of investment in question; and reporting on the investment performance of the Funds to the Boards at their scheduled quarterly meetings. The Board considered that Advisors has carried out these responsibilities in a highly professional manner.

2005 Annual Report	61
Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds

Investment management agreement (unaudited)	concluded

In particular, the Board considered that the same portfolio manager who managed the Managed Allocation Fund would be managing the Lifecycle Funds and that the Managed Allocation Fund had recently outperformed its benchmark for the one-year period and had received an overall Morningstar rating of three stars.

Cost and Profitability. The Board considered that the fee proposed for each Lifecycle Fund reflected the added costs attributable to the complexities of managing funds with changing (versus fixed) asset allocations and ongoing attribution analysis of performance. Since profit data was not available for these new Lifecycle Funds, the Board considered that Advisors also operated the Managed Allocation Fund (which does not charge an advisory fee), as well as most of the underlying funds, at a loss.

The Board also considered its request, and Advisors agreement, that Advisors’ would waive the Lifecycle Funds’ advisory fees entirely under the Proposed Agreement if the proposed increase in the underlying funds’ advisory fees under the Proposed Agreement was implemented.

Fees Charged by Other Advisers. The Board considered information regarding fees paid to other advisers for managing similar funds of funds. To help evaluate this, the Board received comparative fee information for comparable funds of funds prepared with substantial input from an independent third party consultant. The Board considered that the proposed advisory fee to be paid to Advisors for its services to each Lifecycle Fund was within the range of advisory fees charged to other comparable funds of funds. In addition, the Board considered that the total fees ultimately borne by customers would be below those incurred by investors in most comparable funds of funds that invest in affiliated funds, when combining the fees on each Lifecycle Fund with the weighted average fees for the underlying funds in which the Lifecycle Fund invests (less service fees).

The Board also considered that this would remain true even after the underlying funds’ implementation of higher advisory fees under the Proposed Agreement due to Advisors’ commitment to waive the Lifecycle Funds’ advisory fees entirely if this occurs.

Other Benefits. Finally, the Board considered the benefit that the Lifecycle Funds derive by having access through Advisors to the low cost underlying funds. The underlying funds are only available through a TIAA-CREF intermediary. Having Advisors serve as investment adviser would therefore be beneficial to the Lifecycle Funds from a cost prospective.

The Board also considered that most of the underlying funds would remain competitive with the lower priced offerings in the industry even with the advisory fee increases contemplated by the Proposed Agreement.

Based on these factors, and the information provided, the Board approved the Proposed Agreement with respect to each Lifecycle Fund. The Trustees were advised by separate independent legal counsel throughout the review process.

62	2005 Annual Report
Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds

Important tax information (unaudited)

For the fiscal year ended September 30, 2005, the Lifecycle Funds designate the following percentages (or the maximum amount allowable) of ordinary income dividends paid as qualifying for the corporate dividends received deduction.

Fund	Percentage

2010	11.17%
2015	9.13%
2020	13.64%
2025	14.26%
2030	15.92%
2035	17.68%
2040	20.50%

For the fiscal year ended September 30, 2005, the Lifecycle Funds designate the following percentages (or the maximum amount allowable) of ordinary income dividends paid as qualifying for the maximum tax rate of 15% as provided by the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Fund	Percentage

2010	12.80%
2015	11.25%
2020	15.66%
2025	16.33%
2030	18.20%
2035	20.24%
2040	23.55%

The information and distributions reported herein may differ from the information and distributions reported to shareholders for the calendar year ending December 31, 2005, which will be reported in conjunction with your 2005 Form 1099-DIV.

By early 2006, shareholders should receive their Form 1099-DIV and a tax information letter from the funds. For your specific situation, we recommend that you consult a professional tax advisor.

2005 Annual Report	63
Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds

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64	2005 Annual Report
Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds

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TIAA-CREF Individual & Institutional Services, LLC, and Teachers Personal Investors Services, Inc., distribute securities products.
You should consider the investment objectives, risks, charges and expenses carefully before investing. Please call 877 518-9161or visit www.tiaa-cref.org for a prospectus that contains this and other information. Please read the prospectus carefully before investing. Teachers Insurance and Annuity

Association (TIAA), New York, NY, and TIAA-CREF Life Insurance Co., New York, NY, issue insurance and annuities. TIAA-CREF Trust Company, FSB, provides trust services. TIAA-CREF Tuition Financing, Inc. (TFI) is the program manager for 529 college savings plans. Investment products are not FDIC insured, may lose value and are not bank guaranteed.

©2005 Teachers Insurance and Annuity Association—College Retirement Equities Fund (TIAA-CREF), New York, NY 10017

730 Third Avenue
New York, NY 10017-3206

C34461	A11067
11/05

Item 2. Code of Ethics.

     The Board of Trustees of the TIAA-CREF Institutional Mutual Funds (the “Registrant”) has a code of ethics for senior financial officers, including its principal executive officer, principal financial officer, principal accounting officer, or controller, and persons performing similar functions, in conformity with rules promulgated under the Sarbanes-Oxley Act of 2002.

     During the reporting period, there were no implicit or explicit waivers granted by the Registrant from any provision of the code of ethics.

Item 3. Audit Committee Financial Expert.

There is no change to the Audit Committee Financial Expert.

Item 4. Principal Accountant Fees and Services.

     PricewaterhouseCoopers LLP performs independent audits of the Registrant’s financial statements. To maintain auditor independence and avoid even the appearance of conflicts of interest, the Registrant, as a policy, does not engage PricewaterhouseCoopers for management advisory or consulting services. Ernst & Young LLP performed independent audits for the Registrant in 2004.

     Audit Fees. PricewaterhouseCoopers’ fees for professional services rendered for the audit of the Registrant’s annual financial statement for the fiscal year ended September 30, 2005 were $587,400. Ernst & Young’s fees for professional services rendered were $872,700.

      Tax Fees. PricewaterhouseCoopers fees for tax services rendered to the Registrant for the fiscal year ended September 30, 2005 are $89,700. Ernst &Young’s fees for tax services rendered to the Registrant for the fiscal year ended September 30, 2004 were $122,700.

Other than as set forth above, PricewaterhouseCoopers had no additional fees with respect to Registrant during the year ended September 30, 2005.

      Preapproval Policy. In June of 2003, the Registrant’s audit committee (“Audit Committee”) adopted a Preapproval Policy for External Audit Firm Services (the “Policy”). The Policy describes the types of services that may be provided by the independent auditor to the Registrant without impairing the auditor’s independence. Under the Policy, the Audit Committee is required to preapprove services to be performed by the Registrant’s independent auditor in order to ensure that such services do not impair the auditor’s independence.

     The Policy requires the Audit Committee to: (i) appoint the independent auditor to perform the financial statement audit for the Registrant and certain of its affiliates, including approving the terms of the engagement and (ii) preapprove the audit, audit-related and tax services to be provided by the independent auditor and the fees to be charged for provision of such services from year to year.

      Auditor Fees for Related Entities. The aggregate non-audit fees by PricewaterhouseCoopers for services rendered to the Registrant and its adviser or affiliates of the adviser performing on-going services to the Registrant, including Teachers Insurance and Annuity Association of America (“TIAA”) (Service Providers), for the year ended December 31, 2005 are $421,200. Ernst & Young’s aggregate non-audited fees for services rendered to the Registrant and its adviser or affiliates of the adviser performing on-going services to the Registrant, including TIAA (Service Providers), for the year ended December 31, 2004 were $1,774,400.

     PricewaterhouseCoopers’ aggregate fees for professional services rendered in connection with the audit of financial statements for TIAA, the College Retirement Equities Fund (“CREF”) and their affiliated entities for the year ended December 31, 2004 are $5,709,300. Ernst & Young’s aggregate fees for professional services rendered in connection with the audit of financial statements for TIAA, CREF and their affiliated entities for the year ended December 31, 2004 were $1,312,500.

     PricewaterhouseCoopers’ aggregate fees for audit related-services provided to TIAA and CREF and their affiliated entities for the year ended December 31, 2005 are $322,000. Ernst & Young’s aggregate fees for audit related services provided to TIAA and CREF and their affiliated entities for the year ended December 31, 2004 were $1,312,500.

     PricewaterhouseCoopers’ aggregate fees for tax services provided to TIAA and CREF and their affiliated entities for the year ended December 31, 2005 are $166,000. Ernst & Young’s aggregate fees for tax services provided to TIAA and CREF and their affiliated entities for the year ended December 31, 2004 were $445,600.

Item 5. Audit Committee of Listed Registrants.

Not Applicable.

Item 6. Schedule of Investments.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Growth Equity Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
GROWTH EQUITY FUND
STATEMENT OF INVESTMENTS (Unaudited)
September 30, 2005

SHARES			VALUE

COMMON STOCKS - 100.02%
APPAREL AND ACCESSORY STORES - 1.23%
28,462	*	Kohl's Corp	$1,428,223

		TOTAL APPAREL AND ACCESSORY STORES	1,428,223

APPAREL AND OTHER TEXTILE PRODUCTS - 0.35%
8,202		Polo Ralph Lauren Corp	412,561

		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	412,561

BUILDING MATERIALS AND GARDEN SUPPLIES - 1.44%
25,908		Lowe's Cos, Inc	1,668,475

		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	1,668,475

BUSINESS SERVICES - 12.97%
47,147		Adobe Systems, Inc	1,407,338
9,769		Autodesk, Inc	453,672
14,984	*	Cognizant Technology Solutions Corp	698,105
44,206	*	eBay, Inc	1,821,287
25,579	*	Electronic Arts, Inc	1,455,189
8,213	*	Google, Inc (Class A)	2,599,086
190	*	IAC/InterActiveCorp Wts 02/04/09	2,176
48,168	*	Juniper Networks, Inc	1,145,917
24,704	*	McAfee, Inc	776,200
10,044	*	Mercury Interactive Corp	397,742
78,058		Microsoft Corp	2,008,432
25,686		SAP AG.,ADR	1,112,974
2,840	*	Shanda Interactive Entertainment Ltd	76,822
3,840	*	Sina Corp	105,600
440	*	SoftBrands, Inc	759
11,011	*	Sohu.com, Inc	188,618
23,157	*	Yahoo!, Inc	783,633

		TOTAL BUSINESS SERVICES	15,033,550

CHEMICALS AND ALLIED PRODUCTS - 15.97%
4,926	*	American Pharmaceutical Partners, Inc	224,921
40,490	*	Amgen, Inc	3,225,838
14,811		Dow Chemical Co	617,174
28,530		Eli Lilly & Co	1,526,926
20,526	*	Genentech, Inc	1,728,495
15,891	*	Genzyme Corp	1,138,431
57,557		Gillette Co	3,349,817
100		Mylan Laboratories, Inc	1,926
31,841		Procter & Gamble Co	1,893,266
70,686		Schering-Plough Corp	1,487,940

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Growth Equity Fund

SHARES			VALUE

26,114	*	Sepracor, Inc	$1,540,465
53,072		Teva Pharmaceutical Industries Ltd, ADR	1,773,666

		TOTAL CHEMICALS AND ALLIED PRODUCTS	18,508,865

COMMUNICATIONS - 2.24%
22,744		America Movil S.A. de C.V., Series L	598,622
200	*	Comcast Corp (Class A)	5,876
1,000	*	Level 3 Communications, Inc	2,320
47,988		Sprint Nextel Corp	1,141,155
300	b,v*	US Wireless Corp	-
23,837	*	XM Satellite Radio Holdings, Inc	855,987

		TOTAL COMMUNICATIONS	2,603,960

EATING AND DRINKING PLACES - 0.41%
12,838		Brinker International, Inc	482,195

		TOTAL EATING AND DRINKING PLACES	482,195

ELECTRIC, GAS, AND SANITARY SERVICES - 0.85%
4,581		Dominion Resources, Inc	394,607
7,039		Exelon Corp	376,164
5,483		PG&E Corp	215,208

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	985,979

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 19.63%
43,352		Analog Devices, Inc	1,610,093
20,181	*	Broadcom Corp (Class A)	946,691
116,079	*	Cisco Systems, Inc	2,081,296
8,922		Emerson Electric Co	640,600
186,663		General Electric Co	6,284,943
4,268		Harman International Industries, Inc	436,488
57,293		Intel Corp	1,412,272
18,571	*	Marvell Technology Group Ltd	856,309
98,796		Motorola, Inc	2,182,404
25,714		National Semiconductor Corp	676,278
35,832	*	Network Appliance, Inc	850,652
49	*	Nortel Networks Corp (U.S.)	160
80,002		Qualcomm, Inc	3,580,090
43,041		Xilinx, Inc	1,198,692

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	22,756,968

FOOD AND KINDRED PRODUCTS - 2.93%
31,474	*	Constellation Brands, Inc (Class A)	818,324
45,454		PepsiCo, Inc	2,577,696

		TOTAL FOOD AND KINDRED PRODUCTS	3,396,020

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Growth Equity Fund

SHARES			VALUE

FURNITURE AND HOMEFURNISHINGS STORES - 1.28%
36,907	*	Bed Bath & Beyond, Inc	$1,482,923

		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	1,482,923

GENERAL MERCHANDISE STORES - 1.70%
23,922		Target Corp	1,242,270
16,632		Wal-Mart Stores, Inc	728,814

		TOTAL GENERAL MERCHANDISE STORES	1,971,084

HEALTH SERVICES - 2.92%
39,304	*	Caremark Rx, Inc	1,962,449
22,978	*	Express Scripts, Inc	1,429,232

		TOTAL HEALTH SERVICES	3,391,681

HOLDING AND OTHER INVESTMENT OFFICES - 0.53%
12,249		iShares Russell 1000 Growth Index Fund	610,368
6	v*	Pinnacle Holdings, Inc Wts 11/02/07	-
3		TEL Offshore Trust	33

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	610,401

HOTELS AND OTHER LODGING PLACES - 1.42%
15,808	*	Las Vegas Sands Corp	520,241
19,676		Starwood Hotels & Resorts Worldwide, Inc	1,124,877

		TOTAL HOTELS AND OTHER LODGING PLACES	1,645,118

INDUSTRIAL MACHINERY AND EQUIPMENT - 5.22%
8,967	*	Apple Computer, Inc	480,721
69,165		Applied Materials, Inc	1,173,038
1,706		Caterpillar, Inc	100,228
82,398	*	Dell, Inc	2,818,012
9,398		Eaton Corp	597,243
18,277	*	SanDisk Corp	881,865

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	6,051,107

INSTRUMENTS AND RELATED PRODUCTS - 7.31%
31,523		Johnson & Johnson	1,994,775
49,353		Medtronic, Inc	2,646,308
52,694	*	St. Jude Medical, Inc	2,466,079
19,782	*	Zimmer Holdings, Inc	1,362,782

		TOTAL INSTRUMENTS AND RELATED PRODUCTS	8,469,944

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Growth Equity Fund

SHARES			VALUE

INSURANCE CARRIERS - 2.57%
7,976		Aetna, Inc	$687,053
12,072		Progressive Corp	1,264,783
13,539	*	WellPoint, Inc	1,026,527

		TOTAL INSURANCE CARRIERS	2,978,363

LEATHER AND LEATHER PRODUCTS - 0.90%
33,132	*	Coach, Inc	1,039,020

		TOTAL LEATHER AND LEATHER PRODUCTS	1,039,020

METAL MINING - 0.86%
22,687		Companhia Vale do Rio Doce, ADR	995,052

		TOTAL METAL MINING	995,052

MISCELLANEOUS RETAIL - 0.45%
17,884		CVS Corp	518,815

		TOTAL MISCELLANEOUS RETAIL	518,815

MOTION PICTURES - 0.96%
71,337		News Corp (Class A)	1,112,144

		TOTAL MOTION PICTURES	1,112,144

NONDEPOSITORY INSTITUTIONS - 3.05%
45,754		American Express Co	2,628,110
16,962		SLM Corp	909,842

		TOTAL NONDEPOSITORY INSTITUTIONS	3,537,952

OIL AND GAS EXTRACTION - 2.43%
19,744		Baker Hughes, Inc	1,178,322
17,967		Halliburton Co	1,231,099
6,591	*	Transocean, Inc	404,094

		TOTAL OIL AND GAS EXTRACTION	2,813,515

PETROLEUM AND COAL PRODUCTS - 1.62%
15,053		EOG Resources, Inc	1,127,470
11,767		Exxon Mobil Corp	747,675

		TOTAL PETROLEUM AND COAL PRODUCTS	1,875,145

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Growth Equity Fund

SHARES			VALUE

PRIMARY METAL INDUSTRIES - 0.68%
40,759	*	Corning, Inc	$787,871

		TOTAL PRIMARY METAL INDUSTRIES	787,871

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.00%**
500	b,v*	Uniroyal Technology Corp	-

		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	-

SECURITY AND COMMODITY BROKERS - 1.85%
29,290	*	Ameritrade Holding Corp	629,149
11,938		Goldman Sachs Group, Inc	1,451,422
2,485	*	Refco, Inc	70,251

		TOTAL SECURITY AND COMMODITY BROKERS	2,150,822

TRANSPORTATION BY AIR - 0.43%
33,325		Southwest Airlines Co	494,876

		TOTAL TRANSPORTATION BY AIR	494,876

TRANSPORTATION EQUIPMENT - 3.74%
17,108		Boeing Co	1,162,489
7,728		General Dynamics Corp	923,882
824		Northrop Grumman Corp	44,784
42,537		United Technologies Corp	2,205,118

		TOTAL TRANSPORTATION EQUIPMENT	4,336,273

WATER TRANSPORTATION - 0.65%
15,195		Carnival Corp	759,446

		TOTAL WATER TRANSPORTATION	759,446

WHOLESALE TRADE-NONDURABLE GOODS - 1.43%
190	*	Expedia, Inc Wts 02/04/09	1,615
20,249		Nike, Inc (Class B)	1,653,938

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	1,655,553

		TOTAL COMMON STOCKS
		(Cost $107,611,363)	115,953,901

		TOTAL PORTFOLIO - 100.02%	115,953,901
		(Cost $107,611,363)
		OTHER ASSETS & LIABILITIES, NET - (0.02%)	(28,513)

		NET ASSETS - 100.00%	$115,925,388

	*	Non-income producing
	**	Percentage represents less than 0.01%
	b	In bankruptcy
	v	Security valued at fair value.

		ABBREVIATION:
		ADR - American Depositary Receipt

		For ease of presentation, we have grouped a number of industry classification categories together in the Statement of Investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

		At September 30, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $108,550,107. Net unrealized appreciation of portfolio investments aggregated $7,403,794 of which $12,357,035 related to appreciated portfolio investments and $4,953,241 related to depreciated portfolio investments.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Growth & Income Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
Growth & Income Fund
STATEMENT OF INVESTMENTS
September 30, 2005

SHARES			VALUE

COMMON STOCKS - 99.84%
APPAREL AND ACCESSORY STORES - 0.35%
23,811	*	Urban Outfitters, Inc	$700,043

		TOTAL APPAREL AND ACCESSORY STORES	700,043

BUILDING MATERIALS AND GARDEN SUPPLIES - 0.30%
15,588		Home Depot, Inc	594,526

		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	594,526

BUSINESS SERVICES - 7.08%
53,443		Adobe Systems, Inc	1,595,274
40,204		Automatic Data Processing, Inc	1,730,380
7,949		Ctrip.com International Ltd	509,372
11,895	*	Electronic Arts, Inc	676,707
27,665	*	Electronics for Imaging, Inc	634,635
3,232	*	Google, Inc (Class A)	1,022,799
178,885		Microsoft Corp	4,602,711
75,330	*	Oracle Corp	933,339
6,726	*	Pixar	299,374
37,061	*	VeriSign, Inc	791,994
40,385	*	Yahoo!, Inc	1,366,628

		TOTAL BUSINESS SERVICES	14,163,213

CHEMICALS AND ALLIED PRODUCTS - 12.10%
21,542	*	Amgen, Inc	1,716,251
34,800		AstraZeneca plc, ADR	1,639,080
13,915		Dow Chemical Co	579,838
27,225		Eli Lilly & Co	1,457,082
12,375	*	Genzyme Corp	886,545
19,755	*	Gilead Sciences, Inc	963,254
51,615		Gillette Co	3,003,993
9,225		Lyondell Chemical Co	264,020
22,341		Monsanto Co	1,401,898
15,710		Novartis AG , ADR	801,210
86,739		Pfizer, Inc	2,165,873
27,089	*	Protein Design Labs, Inc	758,492
5,784		Roche Holding AG. (Genusscheine)	806,642
117,700		Schering-Plough Corp	2,477,585
11,685	*	Sepracor, Inc	689,298
51,638		Teva Pharmaceutical Industries Ltd, ADR	1,725,742
61,787		Wyeth	2,858,884

		TOTAL CHEMICALS AND ALLIED PRODUCTS	24,195,687

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Growth & Income Fund

SHARES			VALUE

COMMUNICATIONS - 2.21%
48,526		BCE, Inc	$1,331,553
95,984		Sprint Nextel Corp	2,282,500
19,703	*	Telus Corp (non vtg)	802,700

		TOTAL COMMUNICATIONS	4,416,753

DEPOSITORY INSTITUTIONS - 9.08%
110,456		Bank of America Corp	4,650,198
66,943		Citigroup, Inc	3,047,245
90,679		JPMorgan Chase & Co	3,076,739
63		National City Corp	2,107
64,928		Northern Trust Corp	3,282,110
20,000		PNC Financial Services Group, Inc	1,160,400
81,729		US Bancorp	2,294,950
10,977		Wells Fargo & Co	642,923

		TOTAL DEPOSITORY INSTITUTIONS	18,156,672

EATING AND DRINKING PLACES - 1.54%
81,755		Brinker International, Inc	3,070,718

		TOTAL EATING AND DRINKING PLACES	3,070,718

ELECTRIC, GAS, AND SANITARY SERVICES - 3.16%
63,300	*	Allegheny Energy, Inc	1,944,576
33,904		Exelon Corp	1,811,830
33,967		FPL Group, Inc	1,616,829
23,930		PG&E Corp	939,253

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	6,312,488

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 12.20%
31,675		Analog Devices, Inc	1,176,409
50,513	*	ATI Technologies, Inc	704,151
25,200	*	Broadcom Corp (Class A)	1,182,132
157,306	*	Cisco Systems, Inc	2,820,497
8,887		Emerson Electric Co	638,087
196,465		General Electric Co	6,614,977
19,486		Harris Corp	814,515
49,757		Honeywell International, Inc	1,865,887
101,535		Intel Corp	2,502,838
112,619		Motorola, Inc	2,487,754
58,850		Qualcomm, Inc	2,633,537
34,064		Xilinx, Inc	948,682

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	24,389,466

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Growth & Income Fund

SHARES			VALUE

FOOD AND KINDRED PRODUCTS - 2.29%
30,441		Coca-Cola Co	$1,314,747
57,571		PepsiCo, Inc	3,264,851

		TOTAL FOOD AND KINDRED PRODUCTS	4,579,598

FOOD STORES - 0.51%
13,764	*	Caribou Coffee Co, Inc	156,221
41,600	*	Kroger Co	856,544

		TOTAL FOOD STORES	1,012,765

FURNITURE AND HOMEFURNISHINGS STORES - 1.84%
44,135	*	Bed Bath & Beyond, Inc	1,773,344
35,078		Best Buy Co, Inc	1,526,945
6,042	*	Electronics Boutique Holdings Corp	379,679

		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	3,679,968

GENERAL MERCHANDISE STORES - 1.67%
23,600		Target Corp	1,225,548
48,098		Wal-Mart Stores, Inc	2,107,654

		TOTAL GENERAL MERCHANDISE STORES	3,333,202

HEALTH SERVICES - 2.99%
38,892	*	Coventry Health Care, Inc	3,345,490
28,437	*	Express Scripts, Inc	1,768,781
22,341		Manor Care, Inc	858,118

		TOTAL HEALTH SERVICES	5,972,389

HEAVY CONSTRUCTION, EXCEPT BUILDING - 0.61%
25,800	*	Alstom RGPT	1,228,678

		TOTAL HEAVY CONSTRUCTION, EXCEPT BUILDING	1,228,678

HOLDING AND OTHER INVESTMENT OFFICES - 0.97%
42,617		iShares MSCI Japan Index Fund	519,501
212,859		Macquarie Infrastructure Group	651,825
6,200		SPDR Trust Series 1	762,848

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	1,934,174

HOTELS AND OTHER LODGING PLACES - 1.12%
100,044		Hilton Hotels Corp	2,232,982

		TOTAL HOTELS AND OTHER LODGING PLACES	2,232,982

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Growth & Income Fund

SHARES			VALUE

INDUSTRIAL MACHINERY AND EQUIPMENT - 4.63%
20,843	*	Apple Computer, Inc	$1,117,393
6,708	*	Cooper Cameron Corp	495,923
24,051	*	Dell, Inc	822,544
55,054	*	EMC Corp	712,399
103,446		Hewlett-Packard Co	3,020,623
38,495		International Business Machines Corp	3,088,069

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	9,256,951

INSTRUMENTS AND RELATED PRODUCTS - 3.03%
11,650		Cooper Cos, Inc	892,507
18,970	*	Fisher Scientific International, Inc	1,177,089
35,996		Johnson & Johnson	2,277,827
22,168	*	St. Jude Medical, Inc	1,037,462
26,802		Tektronix, Inc	676,214

		TOTAL INSTRUMENTS AND RELATED PRODUCTS	6,061,099

INSURANCE CARRIERS - 4.89%

23,686		ACE Ltd	1,114,900
15,053		Aflac, Inc	681,901
79,310		American International Group, Inc	4,914,048
15,465		Assurant, Inc	588,598
55,362		St. Paul Travelers Cos, Inc	2,484,093

		TOTAL INSURANCE CARRIERS	9,783,540

METAL MINING - 0.64%
16,103		Companhia Vale do Rio Doce, ADR	706,278
4,438		Phelps Dodge Corp	576,629

		TOTAL METAL MINING	1,282,907

MISCELLANEOUS RETAIL - 0.21%
107,538	*	Rite Aid Corp	417,247

		TOTAL MISCELLANEOUS RETAIL	417,247

MOTION PICTURES - 2.46%
36,034	*	DreamWorks Animation SKG, Inc (Class A)	996,700
50,987		News Corp (Class A)	794,887
135,977		Time Warner, Inc	2,462,544
20,303		Viacom, Inc (Class B)	670,202

		TOTAL MOTION PICTURES	4,924,333

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Growth & Income Fund

SHARES			VALUE

NONDEPOSITORY INSTITUTIONS - 2.84%
39,026		American Express Co	$2,241,653
37,169		Fannie Mae	1,665,915
33,092		SLM Corp	1,775,055

		TOTAL NONDEPOSITORY INSTITUTIONS	5,682,623

OIL AND GAS EXTRACTION - 2.61%
45,117		ENSCO International, Inc	2,102,001
23,493		Halliburton Co	1,609,740
17,702		Schlumberger Ltd	1,493,695

		TOTAL OIL AND GAS EXTRACTION	5,205,436

PETROLEUM AND COAL PRODUCTS - 7.14%
38,618		ConocoPhillips	2,699,784
17,241	*	Encana Corp	1,005,323
29,199		EOG Resources, Inc	2,187,005
113,804		Exxon Mobil Corp	7,231,106
16,814		Marathon Oil Corp	1,158,989

		TOTAL PETROLEUM AND COAL PRODUCTS	14,282,207

PRINTING AND PUBLISHING - 0.52%
34,700		Harte-Hanks, Inc	917,121
8,536	*	VistaPrint Ltd	130,174

		TOTAL PRINTING AND PUBLISHING	1,047,295

RAILROAD TRANSPORTATION - 0.64%
27,635		CSX Corp	1,284,475

		TOTAL RAILROAD TRANSPORTATION	1,284,475

SECURITY AND COMMODITY BROKERS - 2.11%
18,574		Lehman Brothers Holdings, Inc	2,163,500
32,561		Morgan Stanley	1,756,340
10,471	*	Refco, Inc	296,015

		TOTAL SECURITY AND COMMODITY BROKERS	4,215,855

TOBACCO PRODUCTS - 4.26%
115,554		Altria Group, Inc	8,517,485

		TOTAL TOBACCO PRODUCTS	8,517,485

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Growth & Income Fund

SHARES			VALUE

TRANSPORTATION EQUIPMENT - 2.59%
26,086		Boeing Co	$1,772,544
8,900		General Dynamics Corp	1,063,995
43,100		Northrop Grumman Corp	2,342,485

		TOTAL TRANSPORTATION EQUIPMENT	5,179,024

TRANSPORTATION SERVICES - 0.65%
16,617		UTI Worldwide, Inc	1,291,141

		TOTAL TRANSPORTATION SERVICES	1,291,141

WHOLESALE TRADE-DURABLE GOODS - 0.20%
11,600		Finning International, Inc	400,193

		TOTAL WHOLESALE TRADE-DURABLE GOODS	400,193

WHOLESALE TRADE-NONDURABLE GOODS - 0.40%
22,554	*	United Natural Foods, Inc	797,510

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	797,510

		TOTAL COMMON STOCKS
		(Cost $185,122,707)	199,602,643

PRINCIPAL

SHORT-TERM INVESTMENTS - 0.06%
† U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 0.06%
$ 120,000		Federal Home Loan Bank (FHLB), 3.180%, 10/03/05	120,000

		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES	120,000

		TOTAL SHORT-TERM INVESTMENTS	120,000

		(Cost $119,979)

		TOTAL PORTFOLIO - 99.90%	199,722,643
		(Cost $185,242,686)
		OTHER ASSETS & LIABILITIES, NET - 0.10%	207,688

		NET ASSETS - 100.00%	$199,930,331

	*	Non-income producing
	†	Notes have a rate of 3.180% and mature 10/03/05.

		ABBREVIATION:
		ADR - American Depositary Receipt

		For ease of presentation, we have grouped a number of industry classification categories together in
		the Statement of Investments. Note that the Funds use more specific industry categories in following
		their investment limitations on industry concentration.

		At September 30, 2005, the aggregate cost of portfolio investments for federal income tax purposes was
		$187,539,828. Net unrealized appreciation of portfolio investments aggregated $12,182,815 of which $18,333,984
		related to appreciated portfolio investments and $6,151,169 related to depreciated portfolio investments.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
INTERNATIONAL EQUITY FUND
SUMMARY OF MARKET VALUES BY COUNTRIES
September 30, 2005

	VALUE	%

UNITED STATES	$19,826,560	2.22

DOMESTIC	19,826,560	2.22

FOREIGN
AUSTRALIA	40,679,913	4.57
FINLAND	33,720,764	3.78
FRANCE	110,464,326	12.40
GERMANY	151,608,325	17.01
HONG KONG	17,738,473	1.99
INDIA	5,822,603	0.65
ITALY	45,115,472	5.06
JAPAN	196,081,512	22.00
NETHERLANDS	19,576,191	2.20
NEW ZEALAND	1,163,572	0.13
SINGAPORE	5,411,671	0.61
SPAIN	33,959,931	3.81
SWEDEN	1,227,296	0.14
SWITZERLAND	121,090,160	13.59
TAIWAN (REPUBLIC OF CHINA)	375,364	0.04
UNITED KINGDOM	87,296,640	9.80

TOTAL FOREIGN	871,332,213	97.78

TOTAL PORTFOLIO	$891,158,773	100.00

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
INTERNATIONAL EQUITY FUND
STATEMENT OF INVESTMENTS
September 30, 2005

SHARES			VALUE

COMMON STOCKS - 98.76%
APPAREL AND OTHER TEXTILE PRODUCTS - 0.32%
94,000		Kuraray Co Ltd	$834,339
818,000		Toyobo Co Ltd	2,020,822

		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	2,855,161

AUTO REPAIR, SERVICES AND PARKING - 0.11%
234,000		Kayaba Industry Co Ltd	972,419

		TOTAL AUTO REPAIR, SERVICES AND PARKING	972,419

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.15%
292,000		Fuji Heavy Industries Ltd	1,321,652

		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	1,321,652

BUILDING MATERIALS AND GARDEN SUPPLIES - 1.40%
595,616		Wolseley plc	12,633,918

		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	12,633,918

BUSINESS SERVICES - 4.14%
1,864,089		Cintra Concesiones de Infraestructuras de Transporte S.A.	25,688,230
17,800		Otsuka Corp	1,735,398
2,327		Rakuten, Inc	1,782,104
14,804		SAP AG.	2,566,606
57,500		Secom Co Ltd	2,769,984
94,400		Sumisho Computer Systems Corp	1,861,514
20,600		Sumisho Lease Co Ltd	861,514

		TOTAL BUSINESS SERVICES	37,265,350

CHEMICALS AND ALLIED PRODUCTS - 11.10%
340,000		Air Water, Inc	3,158,814
145,500		AstraZeneca plc	6,782,599
280,570		GlaxoSmithKline plc	7,157,461
189,250	*	Global Bio-Chem Technology Group Co Ltd Wts 05/31/07	1,708
89,500		JSR Corp	1,863,596
127,000		Kaken Pharmaceutical Co Ltd	945,721
306,237		Lonza Group AG.	18,147,378
338,000		Nippon Paint Co Ltd	1,270,408
210,369		Novartis AG.	10,712,216
16,000		Ono Pharmaceutical Co Ltd	746,780
618,131		Reckitt Benckiser plc	18,885,365
21,833		Roche Holding AG. (Genusscheine)	3,044,850
94,170		Sanofi-Aventis	7,805,605
686,000		Sekisui Chemical Co Ltd	4,896,541
32,200		Shin-Etsu Chemical Co Ltd	1,406,300

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Fund

SHARES			VALUE

288,000		Sumitomo Chemical Co Ltd	$1,783,801
69,000		Taisho Pharmaceutical Co Ltd	1,244,971
91,400		Takeda Pharmaceutical Co Ltd	5,451,421
503,000		Teijin Ltd	2,937,939
53,168		Wesfarmers Ltd	1,630,161

		TOTAL CHEMICALS AND ALLIED PRODUCTS	99,873,635

COMMUNICATIONS - 4.12%
20,279		Chunghwa Telecom Co Ltd , ADR	375,364
93,474		Deutsche Telekom AG.	1,706,232
131,000		France Telecom S.A.	3,771,611
413		KDDI Corp	2,332,098
315		Nippon Telegraph & Telephone Corp	1,550,821
2,176,547		Royal KPN NV	19,576,191
2,065		SKY Perfect Communications, Inc	1,621,537
2,357,587		Vodafone Group plc	6,151,942

		TOTAL COMMUNICATIONS	37,085,796

DEPOSITORY INSTITUTIONS - 12.00%
3,000	v*	Ashikaga Financial Group, Inc	-
124,721		Australia & New Zealand Banking Group Ltd	2,285,837
707,898		Bayerische Hypo-und Vereinsbank AG.	20,005,509
60,682		BNP Paribas	4,627,450
98,055		DBS Group Holdings Ltd	916,999
1,031,882		Depfa Bank plc	16,608,584
97,200		Hang Seng Bank Ltd	1,306,817
305,237		HSBC Holdings plc	4,951,754
234		Mitsubishi UFJ Financial Group, Inc	3,076,231
693		Mizuho Financial Group. Inc	4,414,558
936		Resona Holdings, Inc	2,419,693
277,167		Royal Bank of Scotland Group plc	7,889,511
703,000		Shinsei Bank Ltd	4,434,842
343		Sumitomo Mitsui Financial Group, Inc	3,238,133
389,000		Sumitomo Trust & Banking Co Ltd	3,205,629
51,882		Suncorp-Metway Ltd	780,904
280,842		UBS AG.	23,961,699
385,425		UniCredito Italiano S.p.A	2,179,386
105,185		Westpac Banking Corp	1,694,848

		TOTAL DEPOSITORY INSTITUTIONS	107,998,384

ELECTRIC, GAS, AND SANITARY SERVICES - 0.55%
432,000		Hong Kong & China Gas Ltd	890,980
28,256		Tata Power Co Ltd	309,071
4,796,000		Xinao Gas Holdings Ltd	3,771,145

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	4,971,196

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Fund

SHARES			VALUE

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 2.89%
18,945		Advantest Corp	$1,470,937
1,800,000		Datang International Power Generation Co Ltd	1,380,555
335,210		Ericsson (LM) (B Shs)	1,227,296
10,100		Hirose Electric Co Ltd	1,178,957
191,900		Hitachi Maxell Ltd	2,431,343
44,700	*	Hoya Corp	1,522,340
47,100		Kyocera Corp	3,282,954
70,000		Melco Holdings, Inc	2,038,115
293,792		Nokia Oyj	4,937,693
18,500		Rohm Co Ltd	1,607,773
102,074		Satyam Computer Services Ltd	1,300,854
178,000		Sharp Corp	2,581,895
78,000		Sumitomo Electric Industries Ltd	1,052,938

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	26,013,650

FABRICATED METAL PRODUCTS - 0.20%
249,000		NHK Spring Co Ltd	1,827,846

		TOTAL FABRICATED METAL PRODUCTS	1,827,846

FOOD AND KINDRED PRODUCTS - 3.41%
196,636		Groupe Danone	21,253,704
223,000		Mitsui Sugar Co Ltd	977,863
546,000		Nichirei Corp	2,244,892
1,053,000		Nisshin Oillio Group Ltd	6,243,303

		TOTAL FOOD AND KINDRED PRODUCTS	30,719,762

FOOD STORES - 0.03%
39	*	Casino Guichard-Perrachon S.A. Wts 12/15/05	-
25,151		Woolworths Ltd	319,405

		TOTAL FOOD STORES	319,405

GENERAL BUILDING CONTRACTORS - 0.76%
34,200		Daito Trust Construction Co Ltd	1,499,682
9,684,000		Shanghai Forte Land Co	3,432,825
128,000		Sumitomo Realty & Development Co Ltd	1,899,559

		TOTAL GENERAL BUILDING CONTRACTORS	6,832,066

HEAVY CONSTRUCTION, EXCEPT BUILDING - 3.57%
108,066		Multiplex Group	251,700
369,080		Vinci S.A.	31,882,914

		TOTAL HEAVY CONSTRUCTION, EXCEPT BUILDING	32,134,614

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Fund

SHARES			VALUE

HOLDING AND OTHER INVESTMENT OFFICES - 9.41%
35,091		Housing Development Finance Corp	$829,605
300,000		iShares MSCI EAFE Index Fund	17,430,000
325,481		Julius Baer Holding AG.	25,573,958
629,292		Macquarie Infrastructure Group	1,927,042
87,255		Nobel Biocare Holding AG.	20,642,059
1,900,300		Noble Group Ltd	1,788,385
2,163,000		Orient Corp	9,885,601
46,200		Softbank Corp	2,568,026
383,000		Sumitomo Corp	4,048,297

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	84,692,973

HOTELS AND OTHER LODGING PLACES - 4.05%
718,505		Accor S.A.	36,400,483

		TOTAL HOTELS AND OTHER LODGING PLACES	36,400,483

INDUSTRIAL MACHINERY AND EQUIPMENT - 5.11%
2,420,447		Futuris Corp Ltd	3,900,071
433,000		Komatsu Ltd	5,906,282
524,000		NSK Ltd	2,894,159
482,517		Rheinmetall AG.	31,996,068
32,100		Riso Kagaku Corp	777,435
26,700	*	Riso Kagaku Corp (when issued)	527,687

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	46,001,702

INSTRUMENTS AND RELATED PRODUCTS - 0.26%
51,100		Tokyo Seimitsu Co Ltd	2,312,890

		TOTAL INSTRUMENTS AND RELATED PRODUCTS	2,312,890

INSURANCE CARRIERS - 1.13%
610,000		Aioi Insurance Co Ltd	3,638,257
332,368		AMP Ltd	1,888,368
303,372		Insurance Australia Group Ltd	1,264,919
294,000		Nipponkoa Insurance Co Ltd	2,269,719
284,629		Promina Group Ltd	1,086,785

		TOTAL INSURANCE CARRIERS	10,148,048

LOCAL AND INTERURBAN PASSENGER TRANSIT - 0.23%
266		Central Japan Railway Co	2,074,678

		TOTAL LOCAL AND INTERURBAN PASSENGER TRANSIT	2,074,678

METAL MINING - 1.15%
357,590		BHP Billiton Ltd	6,075,890
63,100		Rio Tinto Ltd	2,849,740
413,570		Zinifex Ltd	1,440,152

		TOTAL METAL MINING	10,365,782

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Fund

SHARES			VALUE

MISCELLANEOUS RETAIL - 0.29%
1,217,625		Pacific Brands Ltd	$2,650,043

		TOTAL MISCELLANEOUS RETAIL	2,650,043

NONDEPOSITORY INSTITUTIONS - 5.93%
368,509		Deutsche Postbank AG.	20,219,771
494,866		Hypo Real Estate Holding AG.	25,094,480
24,720		ICICI Bank Ltd	338,315
282,832		Industrial Development Bank of India Ltd	792,560
899,450	*	Infrastructure Development Finance Co Ltd	1,451,518
23,874		Macquarie Bank Ltd	1,373,735
1,541,000		Nissin Co Ltd	2,053,035
1,541,000	v*	Nissin Co Ltd	2,012,246

		TOTAL NONDEPOSITORY INSTITUTIONS	53,335,660

OIL AND GAS EXTRACTION - 0.96%
400,664		Origin Energy Ltd	2,236,620
5,733,000		PetroChina Co Ltd (Class H)	4,803,519
57,533		Woodside Petroleum Ltd	1,581,663

		TOTAL OIL AND GAS EXTRACTION	8,621,802

PAPER AND ALLIED PRODUCTS - 0.61%
665,900		Carter Holt Harvey Ltd	1,163,572
279,000		NGK Insulators Ltd	3,552,118
201		Nippon Paper Group, Inc	728,878

		TOTAL PAPER AND ALLIED PRODUCTS	5,444,568

PETROLEUM AND COAL PRODUCTS - 9.60%
1,298,915		BP plc	15,476,432
385	*	China Shenhua Energy Co Ltd	452
585,257		ENI S.p.A.	17,435,751
1,429,550		Fortum Oyj	28,783,071
490,000		Nippon Oil Corp	4,344,891
254,480		Repsol YPF S.A.	8,271,701
218,248		Royal Dutch Shell plc (A Shares)	7,239,425
3,702		Royal Dutch Shell plc (B Shares)	128,234
17,248		Total S.A.	4,722,557

		TOTAL PETROLEUM AND COAL PRODUCTS	86,402,514

PRIMARY METAL INDUSTRIES - 1.19%
271,000		NEOMAX Co Ltd	7,699,135
790,000		Nippon Steel Corp	2,969,296

		TOTAL PRIMARY METAL INDUSTRIES	10,668,431

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Fund

SHARES			VALUE

RAILROAD TRANSPORTATION - 0.26%
341,908		Brambles Industries Ltd	$2,313,329

		TOTAL RAILROAD TRANSPORTATION	2,313,329

REAL ESTATE - 0.46%
40	*	City Developments Ltd Wts 05/10/06	161
386,000		Tokyo Tatemono Co Ltd	3,146,850
81,055		Westfield Group	1,039,881

		TOTAL REAL ESTATE	4,186,892

SECURITY AND COMMODITY BROKERS - 0.63%
439,000		Itochu Corp	3,025,049
216,900		Matsui Securities Co Ltd	2,639,007

		TOTAL SECURITY AND COMMODITY BROKERS	5,664,056

STONE, CLAY, AND GLASS PRODUCTS - 3.01%
882,358		CSR Ltd	2,088,820
285,120		Holcim Ltd	19,008,000
14,900		Hoya Corp	495,615
597,000		Nippon Sheet Glass Co Ltd	2,691,609
888,000		Sumitomo Osaka Cement Co Ltd	2,836,210

		TOTAL STONE, CLAY, AND GLASS PRODUCTS	27,120,254

TRANSPORTATION BY AIR - 0.10%
98,500		Swire Pacific Ltd (A Shs)	907,199

		TOTAL TRANSPORTATION BY AIR	907,199

TRANSPORTATION EQUIPMENT - 8.50%
616,161		DaimlerChrysler AG.	32,790,485
14,180		ElringKlinger AG.	620,589
2,842,835		* Fiat S.p.A.	25,500,336
360,000		Keppel Corp Ltd	2,706,126
31,000		Mitsuba Corp	344,353
14,800		Toyota Industries Corp	492,289
305,400		Toyota Motor Corp	14,011,646

		TOTAL TRANSPORTATION EQUIPMENT	76,465,824

TRANSPORTATION SERVICES - 0.14%
2,572,000		* COSCO Holdings	1,243,273
328		Ship Finance International Ltd	6,560

		TOTAL TRANSPORTATION SERVICES	1,249,833

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Fund

SHARES			VALUE

WATER TRANSPORTATION - 0.31%
347,000		Mitsui OSK Lines Ltd	$2,776,857

		TOTAL WATER TRANSPORTATION	2,776,857

WHOLESALE TRADE-DURABLE GOODS - 0.59%
165,800		Terumo Corp	5,339,421

		TOTAL WHOLESALE TRADE-DURABLE GOODS	5,339,421

WHOLESALE TRADE-NONDURABLE GOODS - 0.09%
44,360		Reliance Industries Ltd	800,680

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	800,680

		TOTAL COMMON STOCKS	888,768,773
		(Cost $753,804,460)

PRINCIPAL

SHORT-TERM INVESTMENTS - 0.27%

†U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 0.27%
$ 2,390,000		Federal Home Loan Bank (FHLB), 3.180%, 10/03/05	2,390,000

		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES	2,390,000

		TOTAL SHORT-TERM INVESTMENTS
		(Cost $2,389,578)	2,390,000

		TOTAL PORTFOLIO - 99.03%
		(Cost $756,194,038)	891,158,773
		OTHER ASSETS & LIABILITIES, NET - 0.97%	8,717,747

		NET ASSETS - 100.00%	$899,876,520

	*	Non-income producing
	†	Notes have a rate of 3.180% and mature 10/03/05.
	v	Security valued at fair value.

		ABBREVIATION:
		ADR - American Depositary Receipt

		For ease of presentation, we have grouped a number of industry classification categories together in the Statement of Investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

		At September 30, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $760,363,947. Net unrealized appreciation of portfolio investments aggregated $130,794,826 of which $139,237,711 related to appreciated portfolio investments and $8,422,885 related to depreciated portfolio investments.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
LARGE-CAP VALUE FUND
STATEMENT OF INVESTMENTS
September 30, 2005

SHARES			VALUE

COMMON STOCKS - 100.09%
AMUSEMENT AND RECREATION SERVICES - 0.61%
117,741	*	WMS Industries, Inc	$3,312,054

		TOTAL AMUSEMENT AND RECREATION SERVICES	3,312,054

APPAREL AND ACCESSORY STORES - 0.15%
30,700	*	AnnTaylor Stores Corp	815,085

		TOTAL APPAREL AND ACCESSORY STORES	815,085

APPAREL AND OTHER TEXTILE PRODUCTS - 0.18%
5,575		Liz Claiborne, Inc	219,209
36,972	*	Maidenform Brands, Inc	508,365
4,279		VF Corp	248,054

		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	975,628

AUTO REPAIR, SERVICES AND PARKING - 0.64%
103,435		Lear Corp	3,513,687

		TOTAL AUTO REPAIR, SERVICES AND PARKING	3,513,687

BUSINESS SERVICES - 0.99%
10,007	*	Gravity Co Ltd, ADR	83,759
190,973	*	Manugistics Group, Inc	376,217
42,851	*	Mercury Interactive Corp	1,696,900
70,181	*	Oracle Corp	869,542
80,299	*	United Rentals, Inc	1,582,693
38,901	*	VeriSign, Inc	831,314

		TOTAL BUSINESS SERVICES	5,440,425

CHEMICALS AND ALLIED PRODUCTS - 8.37%
71,156	*	Andrx Corp	1,097,937
38,127		Bristol-Myers Squibb Co	917,336
100,152		Colgate-Palmolive Co	5,287,024
82,068		Dow Chemical Co	3,419,774
55,095		Du Pont (E.I.) de Nemours & Co	2,158,071
52,627		Lyondell Chemical Co	1,506,185
196,565		Merck & Co, Inc	5,348,534
357,114		Pfizer, Inc	8,917,137
2,036,606	*	Rhodia S.A., ADR	4,052,846
129,069	*	Rockwood Holdings, Inc	2,458,764
10,629		Teva Pharmaceutical Industries Ltd, ADR	355,221
220,761		Wyeth	10,214,611

		TOTAL CHEMICALS AND ALLIED PRODUCTS	45,733,440

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Fund

SHARES			VALUE

COMMUNICATIONS - 4.94%
66,170		Adtran, Inc	$2,084,355
25,790		Alltel Corp	1,679,187
41,414		AT&T Corp	819,997
203,029		BellSouth Corp	5,339,663
46,800		Chunghwa Telecom Co Ltd, ADR	866,268
19,527	*	Liberty Media Corp (Class A)	157,192
236,119		SBC Communications, Inc	5,659,772
188,403		Sprint Nextel Corp	4,480,223
180,618		Verizon Communications, Inc	5,904,402

		TOTAL COMMUNICATIONS	26,991,059

DEPOSITORY INSTITUTIONS - 19.14%
406,850		Bank of America Corp	17,128,385
70,646		Bank of New York Co, Inc	2,077,699
481,547		Citigroup, Inc	21,920,019
46,085		Fifth Third Bancorp	1,692,702
62,322		Greater Bay Bancorp	1,535,614
722,789		Hudson City Bancorp, Inc	8,601,189
449,262		JPMorgan Chase & Co	15,243,460
801		National City Corp	26,785
1,532		New York Community Bancorp, Inc	25,125
113,807		Northern Trust Corp	5,752,944
9,497		PNC Financial Services Group, Inc	551,016
76,185		SunTrust Banks, Inc	5,291,048
96,007		US Bancorp	2,695,877
40,786		Wachovia Corp	1,941,006
274,481		Washington Mutual, Inc	10,765,145
158,682		Wells Fargo & Co	9,294,005

		TOTAL DEPOSITORY INSTITUTIONS	104,542,019

EATING AND DRINKING PLACES - 1.57%
228,356		Brinker International, Inc	8,577,051

		TOTAL EATING AND DRINKING PLACES	8,577,051

ELECTRIC, GAS, AND SANITARY SERVICES - 6.36%
212,586	*	Allegheny Energy, Inc	6,530,642
700,500	*	Calpine Corp	1,814,295
60,148	*	CMS Energy Corp	989,435
11,465		Dominion Resources, Inc	987,595
105,586		DPL, Inc	2,935,291
34,157		Duke Energy Corp	996,360
376,352	*	Dynegy, Inc (Class A)	1,772,618
148,100		El Paso Corp	2,058,590
83,951		FPL Group, Inc	3,996,068
4,034		Kinder Morgan, Inc	387,909
5,774		MDU Resources Group, Inc	205,843
80,700		Northeast Utilities	1,609,965
36,186		OGE Energy Corp	1,016,827
68,198		PG&E Corp	2,676,771

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Fund

SHARES			VALUE

39,145		PPL Corp	$1,265,558
11,965		SCANA Corp	505,401
610,100	*	Sojitz Holdings Corp	3,482,748
42,716		Southern Co	1,527,524

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	34,759,440

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 4.57%
66,852		Analog Devices, Inc	2,482,883
1,559,472	*	Atmel Corp	3,212,512
106,400	*	Cypress Semiconductor Corp	1,601,320
105,463	*	Fairchild Semiconductor International, Inc	1,567,180
80,353		General Electric Co	2,705,486
209,733		Honeywell International, Inc	7,864,988
964,416	*	JDS Uniphase Corp	2,141,004
693,681	*	Lucent Technologies, Inc	2,254,463
106,592	*	Tellabs, Inc	1,121,348

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	24,951,184

FABRICATED METAL PRODUCTS - 1.18%
78,408		Illinois Tool Works, Inc	6,455,331

		TOTAL FABRICATED METAL PRODUCTS	6,455,331

FOOD AND KINDRED PRODUCTS - 0.60%
51,104		Molson Coors Brewing Co (Class B)	3,271,167

		TOTAL FOOD AND KINDRED PRODUCTS	3,271,167

GENERAL MERCHANDISE STORES - 0.04%
1,961		Neiman Marcus Group, Inc (Class A)	196,002

		TOTAL GENERAL MERCHANDISE STORES	196,002

HEALTH SERVICES - 0.98%
20,744	*	Medco Health Solutions, Inc	1,137,394
373,640	*	Tenet Healthcare Corp	4,195,977

		TOTAL HEALTH SERVICES	5,333,371

HEAVY CONSTRUCTION, EXCEPT BUILDING - 0.81%
92,792	*	Alstom Group	4,419,050

		TOTAL HEAVY CONSTRUCTION, EXCEPT BUILDING	4,419,050

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Fund

SHARES			VALUE

HOLDING AND OTHER INVESTMENT OFFICES - 0.00%**
11		Cross Timbers Royalty Trust	$597

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	597

HOTELS AND OTHER LODGING PLACES - 0.71%
76,963		Accor S.A.	3,899,055

		TOTAL HOTELS AND OTHER LODGING PLACES	3,899,055

INDUSTRIAL MACHINERY AND EQUIPMENT - 3.98%
943,218	*	Brocade Communications Systems, Inc	3,848,329
69,419		Deere & Co	4,248,443
467,848		Hewlett-Packard Co	13,661,162

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	21,757,934

INSTRUMENTS AND RELATED PRODUCTS - 1.26%
144,054		Eastman Kodak Co	3,504,834
89,171		Raytheon Co	3,390,281

		TOTAL INSTRUMENTS AND RELATED PRODUCTS	6,895,115

INSURANCE AGENTS, BROKERS AND SERVICE - 1.69%
304,367		Marsh & McLennan Cos, Inc	9,249,713

		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	9,249,713

INSURANCE CARRIERS - 6.63%
26,798		Allstate Corp	1,481,661
159,567		American International Group, Inc	9,886,771
50,756		Genworth Financial, Inc	1,636,373
92,457		Max Re Capital Ltd	2,292,009
117,000	*	Molina Healthcare, Inc	2,925,322
121,226		Montpelier Re Holdings Ltd	3,012,466
31,876		PartnerRe Ltd	2,041,658
23,111		Prudential Financial, Inc	1,561,379
230,623		St. Paul Travelers Cos, Inc	10,348,054
15,680		XL Capital Ltd (Class A)	1,066,710

		TOTAL INSURANCE CARRIERS	36,252,403

METAL MINING - 0.53%
66,231		Companhia Vale do Rio Doce, ADR	2,904,892

		TOTAL METAL MINING	2,904,892

MISCELLANEOUS RETAIL - 2.87%
67,344	*	Office Depot, Inc	2,000,117

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Fund

SHARES			VALUE

1,181,805	*	Rite Aid Corp	$4,585,403
73,105	*	Sears Holdings Corp	9,095,724

		TOTAL MISCELLANEOUS RETAIL	15,681,244

MOTION PICTURES - 4.21%
33,111	*	Discovery Holding Co (Class A)	478,123
20		News Corp (Class A)	312
699,137		Time Warner, Inc	12,661,371
297,904		Viacom, Inc (Class B)	9,833,811

		TOTAL MOTION PICTURES	22,973,617

NONDEPOSITORY INSTITUTIONS - 1.70%
1,507		Aegon NV (ARS)	22,454
182,179		Fannie Mae	8,165,263
11,779		Freddie Mac	665,042
16,765		MBNA Corp	413,090

		TOTAL NONDEPOSITORY INSTITUTIONS	9,265,849

OIL AND GAS EXTRACTION - 3.72%
28,802	*	Bill Barrett Corp	1,060,490
91,431		Devon Energy Corp	6,275,824
5,854		Equitable Resources, Inc	228,657
2,010,000		PetroChina Co Ltd (Class H)	1,684,122
69,059		Petroleo Brasileiro S.A., ADR	4,937,028
2,432		Pogo Producing Co	143,342
50,321	*	Pride International, Inc	1,434,652
53,060		Schlumberger Ltd	4,477,203
2,900		W&T Offshore, Inc	94,047

		TOTAL OIL AND GAS EXTRACTION	20,335,365

PAPER AND ALLIED PRODUCTS - 1.32%
122,368		Georgia-Pacific Corp	4,167,854
75,152		Temple-Inland, Inc	3,069,959

		TOTAL PAPER AND ALLIED PRODUCTS	7,237,813

PETROLEUM AND COAL PRODUCTS - 9.92%
281,866		Chevron Corp	18,245,186
99,550		ConocoPhillips	6,959,541
416,672		Exxon Mobil Corp	26,475,339
36,573		Marathon Oil Corp	2,520,977

		TOTAL PETROLEUM AND COAL PRODUCTS	54,201,043

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Fund

SHARES			VALUE

RAILROAD TRANSPORTATION - 0.79%
60,415		Union Pacific Corp	$4,331,756

		TOTAL RAILROAD TRANSPORTATION	4,331,756

REAL ESTATE - 0.02%
2,714		Forest City Enterprises, Inc (Class A)	103,403

		TOTAL REAL ESTATE	103,403

SECURITY AND COMMODITY BROKERS - 4.20%
174,904	*	E*Trade Financial Corp	3,078,310
98,800		Janus Capital Group, Inc	1,427,660
37,722		Merrill Lynch & Co, Inc	2,314,245
225,015		Morgan Stanley	12,137,309
236,500		Nomura Holdings, Inc	3,674,577
11,882	*	Refco, Inc	335,904

		TOTAL SECURITY AND COMMODITY BROKERS	22,968,005

STONE, CLAY, AND GLASS PRODUCTS - 0.02%
1,424		Lafarge North America, Inc	96,277

		TOTAL STONE, CLAY, AND GLASS PRODUCTS	96,277

TOBACCO PRODUCTS - 2.91%
215,510		Altria Group, Inc	15,885,242

		TOTAL TOBACCO PRODUCTS	15,885,242

TRANSPORTATION BY AIR - 0.04%
15,724	*	Airtran Holdings, Inc	199,066

		TOTAL TRANSPORTATION BY AIR	199,066

TRANSPORTATION EQUIPMENT - 0.89%
598,245		Delphi Corp	1,651,156
6,144		General Dynamics Corp	734,515
37,688		General Motors Corp	1,153,630
1,644		Genuine Parts Co	70,528
800	*	Navistar International Corp	25,944
22,304		Northrop Grumman Corp	1,212,222

		TOTAL TRANSPORTATION EQUIPMENT	4,847,995

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Fund

SHARES			VALUE

TRANSPORTATION SERVICES - 0.20%
51,127	*	US Airways Group, Inc	$1,074,178

		TOTAL TRANSPORTATION SERVICES	1,074,178

WHOLESALE TRADE-NONDURABLE GOODS - 1.35%
114,454		Cardinal Health, Inc	7,260,962
4,400		Safeway, Inc	112,640

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	7,373,602

		TOTAL COMMON STOCKS
		(Cost $513,463,830)	546,820,157

		TOTAL PORTFOLIO - 100.09%
		(Cost $513,463,830)	546,820,157
		OTHER ASSETS & LIABILITIES, NET - (0.09%)	(497,029)

		NET ASSETS - 100.00%	$546,323,128

	*	Non-income producing
	**	Percentage represents less than 0.01%

	ABBREVIATION:
	ADR - American Depositary Receipt

		For ease of presentation, we have grouped a number of industry classification categories together in
		the Statement of Investments. Note that the Funds use more specific industry categories in following
		their investment limitations on industry concentration.

		At September 30, 2005, the aggregate cost of portfolio investments for federal income tax purposes was
		$514,882,302. Net unrealized appreciation of portfolio investments aggregated $31,937,855 of which $49,923,619
		related to appreciated portfolio investments and $17,985,764 related to depreciated portfolio investments.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Growth Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
MID-CAP GROWTH FUND
STATEMENT OF INVESTMENTS
September 30, 2005

SHARES			VALUE

COMMON STOCKS - 99.21%
AMUSEMENT AND RECREATION SERVICES - 0.63%
48,194	*	WMS Industries, Inc	$1,355,697

		TOTAL AMUSEMENT AND RECREATION SERVICES	1,355,697

APPAREL AND ACCESSORY STORES - 1.17%
20,036		Abercrombie & Fitch Co (Class A)	998,795
17,206	*	Chico's FAS, Inc	633,181
25,704		Nordstrom, Inc	882,161

		TOTAL APPAREL AND ACCESSORY STORES	2,514,137

APPAREL AND OTHER TEXTILE PRODUCTS - 0.00%**
422	*	Maidenform Brands, Inc	5,802

		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	5,802

BUILDING MATERIALS AND GARDEN SUPPLIES - 0.88%
42,903		Sherwin-Williams Co	1,890,735

		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	1,890,735

BUSINESS SERVICES - 11.17%
65,811	*	Activision, Inc	1,345,835
6,578	*	Affiliated Computer Services, Inc (Class A)	359,159
37,357		Autodesk, Inc	1,734,859
84,814	*	Cogent, Inc	2,014,333
53,878	*	Cognizant Technology Solutions Corp	2,510,176
19,274	*	DST Systems, Inc	1,056,793
24,143	*	Focus Media Holding Ltd	645,584
14,987	*	Getty Images, Inc	1,289,481
67,840	*	Juniper Networks, Inc	1,613,914
28,347	*	Kanbay International, Inc	532,924
5,414	*	Kinetic Concepts, Inc	307,515
65,873	*	McAfee, Inc	2,069,730
48,314	*	Monster Worldwide, Inc	1,483,723
43,739	*	Mercury Interactive Corp	1,732,064
31,100	*	NAVTEQ Corp	1,553,445
54,100	*	Red Hat, Inc	1,146,379
23,456	*	Sohu.com, Inc	401,801
104,565	*	VeriSign, Inc	2,234,554

		TOTAL BUSINESS SERVICES	24,032,269

CHEMICALS AND ALLIED PRODUCTS - 5.56%
28,619	*	American Pharmaceutical Partners, Inc	1,306,744
63,440		Ecolab, Inc	2,025,639
9,038	*	Forest Laboratories, Inc	352,211

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Growth Fund

SHARES			VALUE

19,268	*	Genzyme Corp	$1,380,360
28,947		Medicis Pharmaceutical Corp (Class A)	942,514
36,949	*	Protein Design Labs, Inc	1,034,572
55,385	*	Sepracor, Inc	3,267,161
65,120	*	VCA Antech, Inc	1,661,862

		TOTAL CHEMICALS AND ALLIED PRODUCTS	11,971,063

COAL MINING - 1.46%
22,204		Consol Energy, Inc	1,693,499
17,179		Peabody Energy Corp	1,449,049

		TOTAL COAL MINING	3,142,548

COMMUNICATIONS - 5.41%
19,481	*	Alamosa Holdings, Inc	333,320
26,673		Global Payments, Inc	2,073,025
53,725	*	NeuStar, Inc	1,718,663
17,484	*	Nextel Partners, Inc (Class A)	438,848
27,248	*	NII Holdings, Inc (Class B)	2,301,094
74,212	*	Univision Communications, Inc (Class A)	1,968,844
78,336	*	XM Satellite Radio Holdings, Inc	2,813,046

		TOTAL COMMUNICATIONS	11,646,840

DEPOSITORY INSTITUTIONS - 1.66%
255,383		Hudson City Bancorp, Inc	3,039,058
19,071		Synovus Financial Corp	528,648

		TOTAL DEPOSITORY INSTITUTIONS	3,567,706

EATING AND DRINKING PLACES - 1.80%
60,975		Brinker International, Inc	2,290,221
50,637	*	The Cheesecake Factory, Inc	1,581,900

		TOTAL EATING AND DRINKING PLACES	3,872,121

ELECTRIC, GAS, AND SANITARY SERVICES - 0.56%
73,417	*	AES Corp	1,206,241

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	1,206,241

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 14.97%
17,035	*	Altera Corp	325,539
61,943		Amphenol Corp (Class A)	2,498,781
95,030		Analog Devices, Inc	3,529,414
43,184	*	Broadcom Corp (Class A)	2,025,761

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Growth Fund

SHARES			VALUE

87,437	*	Comverse Technology, Inc	$2,296,970
32,795	*	Cymer, Inc	1,027,139
47,525	*	Dolby Laboratories, Inc (Class A)	760,400
12,542		Harman International Industries, Inc	1,282,670
23,209		L-3 Communications Holdings, Inc	1,835,136
57,089		Linear Technology Corp	2,145,976
30,663	*	Marvell Technology Group Ltd	1,413,871
16,983		Microchip Technology, Inc	511,528
120,001		National Semiconductor Corp	3,156,026
116,216	*	Network Appliance, Inc	2,758,968
50,329	*	Novellus Systems, Inc	1,262,251
20,495		Rockwell Collins, Inc	990,318
218,262	*	Sirius Satellite Radio, Inc	1,429,616
106,482		Xilinx, Inc	2,965,524

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	32,215,888

ENGINEERING AND MANAGEMENT SERVICES - 6.22%
7,954	*	Celgene Corp	432,061
10,178		Corporate Executive Board Co	793,680
30,682	*	CV Therapeutics, Inc	820,744
33,922	*	Gen-Probe, Inc	1,677,443
27,998	*	Jacobs Engineering Group, Inc	1,887,065
63,100		Moody's Corp	3,223,148
36,165		Paychex, Inc	1,340,998
63,431		Quest Diagnostics, Inc	3,205,803

		TOTAL ENGINEERING AND MANAGEMENT SERVICES	13,380,942

FOOD AND KINDRED PRODUCTS - 1.28%
70,504		McCormick & Co, Inc (Non-Vote)	2,300,546
15,937		Pepsi Bottling Group, Inc	455,001

		TOTAL FOOD AND KINDRED PRODUCTS	2,755,547

FOOD STORES - 0.32%
5,158		Whole Foods Market, Inc	693,493

		TOTAL FOOD STORES	693,493

FURNITURE AND FIXTURES - 1.00%
71,165		Herman Miller, Inc	2,156,300

		TOTAL FURNITURE AND FIXTURES	2,156,300

FURNITURE AND HOMEFURNISHINGS STORES - 2.72%
102,719	*	Bed Bath & Beyond, Inc	4,127,249
54,716	*	GameStop Corp (Class A)	1,721,913

		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	5,849,162

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Growth Fund

SHARES			VALUE

GENERAL BUILDING CONTRACTORS - 1.81%
10,576		Lennar Corp (Class A)	$632,022
2,537	*	NVR, Inc	2,245,118
23,802		Pulte Homes, Inc	1,021,582

		TOTAL GENERAL BUILDING CONTRACTORS	3,898,722

GENERAL MERCHANDISE STORES - 0.52%
55,085		TJX Cos, Inc	1,128,141

		TOTAL GENERAL MERCHANDISE STORES	1,128,141

HEALTH SERVICES - 4.80%
13,529	*	Coventry Health Care, Inc	1,163,764
49,997	*	DaVita, Inc	2,303,362
57,558	*	Express Scripts, Inc	3,580,108
11,700	*	Laboratory Corp of America Holdings	569,907
43,939		Manor Care, Inc	1,687,697
22,574	*	Triad Hospitals, Inc	1,021,925

		TOTAL HEALTH SERVICES	10,326,763

HOLDING AND OTHER INVESTMENT OFFICES - 0.69%
16,372		iShares Russell Midcap Growth Index Fund	1,492,471

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	1,492,471

HOTELS AND OTHER LODGING PLACES - 2.85%
61,593	*	Great Wolf Resorts, Inc	636,872
150,471		Hilton Hotels Corp	3,358,513
32,321		Station Casinos, Inc	2,144,822

		TOTAL HOTELS AND OTHER LODGING PLACES	6,140,207

INDUSTRIAL MACHINERY AND EQUIPMENT - 4.36%
85,726		American Standard Cos, Inc	3,990,545
32,907		Eaton Corp	2,091,240
21,642	*	National Oilwell Varco, Inc	1,424,044
13,910		Rockwell Automation, Inc	735,839
10,177	*	SanDisk Corp	491,040
19,682		Smith International, Inc	655,607

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	9,388,315

INSTRUMENTS AND RELATED PRODUCTS - 4.40%
4,567	*	Allergan, Inc	418,429
28,580		Bard (C.R.), Inc	1,887,137

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Growth Fund

SHARES			VALUE

58,288		Biomet, Inc	$2,023,176
33,198	*	Fisher Scientific International, Inc	2,059,936
65,800	*	St. Jude Medical, Inc	3,079,440

		TOTAL INSTRUMENTS AND RELATED PRODUCTS	9,468,118

INSURANCE CARRIERS - 0.76%
21,444	*	WellChoice, Inc	1,627,600

		TOTAL INSURANCE CARRIERS	1,627,600

LEATHER AND LEATHER PRODUCTS - 1.10%
75,416	*	Coach, Inc	2,365,046

		TOTAL LEATHER AND LEATHER PRODUCTS	2,365,046

METAL MINING - 1.16%
51,568		Freeport-McMoRan Copper & Gold, Inc (Class A)	2,505,689

		TOTAL METAL MINING	2,505,689

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.53%
13,946		Fortune Brands, Inc	1,134,228

		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	1,134,228

MISCELLANEOUS RETAIL - 0.74%
72,892		Petsmart, Inc	1,587,588

		TOTAL MISCELLANEOUS RETAIL	1,587,588

OIL AND GAS EXTRACTION - 6.17%
43,497		Baker Hughes, Inc	2,595,901
14,004		BJ Services Co	504,004
48,759		ENSCO International, Inc	2,271,682
49,974		Equitable Resources, Inc	1,951,984
28,823		GlobalSantaFe Corp	1,314,905
42,736		Noble Energy, Inc	2,004,318
19,155	*	Southwestern Energy Co	1,405,977
27,201		XTO Energy, Inc	1,232,749

		TOTAL OIL AND GAS EXTRACTION	13,281,520

PERSONAL SERVICES - 0.99%
51,663		Cintas Corp	2,120,766

		TOTAL PERSONAL SERVICES	2,120,766

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Growth Fund

SHARES			VALUE

PETROLEUM AND COAL PRODUCTS - 2.63%
49,814		EOG Resources, Inc	$3,731,069
18,526		Murphy Oil Corp	923,892
12,982		Sunoco, Inc	1,015,192

		TOTAL PETROLEUM AND COAL PRODUCTS	5,670,153

PRINTING AND PUBLISHING - 0.06%
9,142	*	VistaPrint Ltd	139,415

		TOTAL PRINTING AND PUBLISHING	139,415

REAL ESTATE - 0.87%
30,557	*	CB Richard Ellis Group, Inc	1,503,404
6,058		St. Joe Co	378,322

		TOTAL REAL ESTATE	1,881,726

SECURITY AND COMMODITY BROKERS - 3.52%
83,524	*	Ameritrade Holding Corp	1,794,096
31,330	*	GFI Group, Inc	1,289,856
36,445		Greenhill & Co, Inc	1,519,392
8,929		Legg Mason, Inc	979,422
34,868		Nuveen Investments, Inc	1,373,451
4,480	*	Refco, Inc	126,650
7,442		T Rowe Price Group, Inc	485,963

		TOTAL SECURITY AND COMMODITY BROKERS	7,568,830

TRANSPORTATION BY AIR - 0.89%
129,379		Southwest Airlines Co	1,921,278

		TOTAL TRANSPORTATION BY AIR	1,921,278

TRANSPORTATION EQUIPMENT - 1.66%
31,543		ITT Industries, Inc	3,583,285

		TOTAL TRANSPORTATION EQUIPMENT	3,583,285

TRANSPORTATION SERVICES - 0.96%
25,838		C.H. Robinson Worldwide, Inc	1,656,733
7,177		Expeditors International Washington, Inc	407,510

		TOTAL TRANSPORTATION SERVICES	2,064,243

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Growth Fund

SHARES			VALUE

WATER TRANSPORTATION - 0.56%
27,707	*	Royal Caribbean Cruises Ltd	$1,196,942

		TOTAL WATER TRANSPORTATION	1,196,942

WHOLESALE TRADE-DURABLE GOODS - 0.37%
29,406	*	Cytyc Corp	789,551

		TOTAL WHOLESALE TRADE-DURABLE GOODS	789,551

		TOTAL COMMON STOCKS	213,537,088

		(Cost $182,880,967)

PRINCIPAL

SHORT-TERM INVESTMENTS - 0.67%
†U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 0.67%
$ 1,430,000		Federal Home Loan Bank (FHLB), 3.180%, 10/03/05	1,430,000

		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES	1,430,000

		TOTAL SHORT-TERM INVESTMENTS
		(Cost $1,429,747)	1,430,000

		TOTAL PORTFOLIO - 99.88%
		(Cost $184,310,714)	214,967,088
		OTHER ASSETS & LIABILITIES, NET - 0.12%	265,280

		NET ASSETS - 100.00%	$215,232,368

	*	Non-income producing
	**	Percentage represents less than 0.01%
		For ease of presentation, we have grouped a number of industry classification categories together in
		the Statement of Investments. Note that the Funds use more specific industry categories in following
		their investment limitations on industry concentration.

		At September 30, 2005, the aggregate cost of portfolio investments for federal income tax purposes was
		$184,653,255. Net unrealized appreciation of portfolio investments aggregated $30,313,833 of which $33,651,329 related to
		appreciated portfolio investments and $3,337,496 related to depreciated portfolio investments.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
MID-CAP VALUE FUND
STATEMENT OF INVESTMENTS
September 30, 2005

SHARES			VALUE

COMMON STOCKS - 98.97%

AMUSEMENT AND RECREATION SERVICES - 0.59%
24,500		Harrah's Entertainment, Inc	$1,597,155
24,000	*	WMS Industries, Inc	675,120

		TOTAL AMUSEMENT AND RECREATION SERVICES	2,272,275

APPAREL AND OTHER TEXTILE PRODUCTS - 0.28%
11,100		Jones Apparel Group, Inc	316,350
329	*	Maidenform Brands, Inc	4,524
13,000		VF Corp	753,610

		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	1,074,484

AUTO REPAIR, SERVICES AND PARKING - 0.10%
12,000		Lear Corp	407,640

		TOTAL AUTO REPAIR, SERVICES AND PARKING	407,640

BUILDING MATERIALS AND GARDEN SUPPLIES - 0.28%
25,000		Sherwin-Williams Co	1,101,750

		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	1,101,750

BUSINESS SERVICES - 1.95%
35,000	*	Affiliated Computer Services, Inc (Class A)	1,911,000
31,000		Automatic Data Processing, Inc	1,334,240
23,000	*	DST Systems, Inc	1,261,090
53,000	*	Earthlink, Inc	567,100
29,000		First Data Corp	1,160,000
47,000		Waste Management, Inc	1,344,670

		TOTAL BUSINESS SERVICES	7,578,100

CHEMICALS AND ALLIED PRODUCTS - 5.21%
30,000	*	Akzo Nobel NV (Spon ADR)	1,309,500
30,000		Albemarle Corp	1,131,000
22,000		Alberto-Culver Co	984,500
17,000	*	Biogen Idec, Inc	671,160
20,000		Cabot Corp	660,200
64,000		Celanese Corp (Series A)	1,104,000
37,000		Cytec Industries, Inc	1,605,060
61,000		Engelhard Corp	1,702,510
92,600		Lyondell Chemical Co	2,650,212
30,000		PPG Industries, Inc	1,775,700
800,000	*	Rhodia S.A. (Spon ADR)	1,592,000
103,492	*	Rockwood Holdings, Inc	1,971,523

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Fund

SHARES			VALUE

40,500		Rohm & Haas Co	$1,665,765
13,500		Sigma-Aldrich Corp	864,810
60,000	*	WR Grace & Co	537,000

		TOTAL CHEMICALS AND ALLIED PRODUCTS	20,224,940

COAL MINING - 0.33%
15,000		Peabody Energy Corp	1,265,250

		TOTAL COAL MINING	1,265,250

COMMUNICATIONS - 2.70%
100,000	*	Cablevision Systems Corp (Class A)	3,067,000
11,000		CenturyTel, Inc	384,780
46,000	*	Clear Channel Communications, Inc	1,512,940
39,000		EchoStar Communications Corp (Class A)	1,153,230
41,000	*	Entercom Communications Corp	1,295,190
103,000		PanAmSat Holding Corp	2,492,600
140,000	*	Qwest Communications International, Inc	574,000

		TOTAL COMMUNICATIONS	10,479,740

DEPOSITORY INSTITUTIONS - 8.91%
66,000		AmSouth Bancorp	1,667,160
19,000		Astoria Financial Corp	501,980
92,000		Bank of New York Co, Inc	2,705,720
24,000		Compass Bancshares, Inc	1,099,920
12,000		Cullen/Frost Bankers, Inc	592,080
20,000		Greater Bay Bancorp	492,800
885,132		Hudson City Bancorp, Inc	10,533,071
32,000		Independence Community Bank Corp	1,090,880
20,000		Interchange Financial Services Corp	345,200
72,000		Marshall & Ilsley Corp	3,132,720
35,000		Mercantile Bankshares Corp	1,885,800
102,000		New York Community Bancorp, Inc	1,672,800
140,000		North Fork Bancorporation, Inc	3,570,000
40,000		Northern Trust Corp	2,022,000
65,000		Valley National Bancorp	1,488,500
24,500		Zions Bancorporation	1,744,645

		TOTAL DEPOSITORY INSTITUTIONS	34,545,276

EATING AND DRINKING PLACES - 0.83%
107,000		AFC Enterprises	1,234,780
46,286		Brinker International, Inc	1,738,502
12,904	*	Ruth's Chris Steak House, Inc	237,176

		TOTAL EATING AND DRINKING PLACES	3,210,458

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Fund

SHARES			VALUE

ELECTRIC, GAS, AND SANITARY SERVICES - 13.10%
150,000	*	Allegheny Energy, Inc	$4,608,000
42,000		Cinergy Corp	1,865,220
55,000	*	CMS Energy Corp	904,750
59,000		Constellation Energy Group, Inc	3,634,400
39,000		DPL, Inc	1,084,200
41,000		DTE Energy Co	1,880,260
360,000	*	Dynegy, Inc (Class A)	1,695,600
56,000		Energy East Corp	1,410,640
43,500		FirstEnergy Corp	2,267,220
53,000		FPL Group, Inc	2,522,800
19,000		KeySpan Corp	698,820
50,000		National Fuel Gas Co	1,710,000
30,000		NiSource, Inc	727,500
43,000		Northeast Utilities	857,850
91,000		NorthWestern Corp	2,747,290
52,000	*	NRG Energy, Inc	2,215,200
68,000		Pepco Holdings, Inc	1,582,360
85,000		PG&E Corp	3,336,250
100,000		PPL Corp	3,233,000
70,000		Public Service Enterprise Group, Inc	4,505,200
20,000		Questar Corp	1,762,400
68,000	*	Reliant Energy, Inc	1,049,920
11,300		TXU Corp	1,275,544
75,000		Williams Cos, Inc	1,878,750
70,000		Xcel Energy, Inc	1,372,700

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	50,825,874

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 4.03%
62,500	*	Agere Systems, Inc	650,625
30,000		Analog Devices, Inc	1,114,200
350,000	*	Atmel Corp	721,000
24,000	*	Cymer, Inc	751,680
83,000	*	Fairchild Semiconductor International, Inc	1,233,380
18,000		L-3 Communications Holdings, Inc	1,423,260
200,000	*	Lattice Semiconductor Corp	856,000
500,000	*	Lucent Technologies, Inc	1,625,000
152,000	*	Micron Technology, Inc	2,021,600
48,000		National Semiconductor Corp	1,262,400
50,000		Nintendo Co Ltd (ADR)	722,500
500,000	*	Nortel Networks Corp (U.S.)	1,630,000
46,000	*	Novellus Systems, Inc	1,153,680
55,000	*	PMC - Sierra, Inc	484,550

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	15,649,875

ENGINEERING AND MANAGEMENT SERVICES - 0.73%
96,000	*	Accenture Ltd (Class A)	2,444,160
50,000	*	BearingPoint, Inc	379,500

		TOTAL ENGINEERING AND MANAGEMENT SERVICES	2,823,660

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Fund

SHARES			VALUE

FABRICATED METAL PRODUCTS - 0.25%
100,000	*	Earle M Jorgensen Co	$953,000

		TOTAL FABRICATED METAL PRODUCTS	953,000

FOOD AND KINDRED PRODUCTS - 3.88%
70,000		Archer Daniels Midland Co	1,726,200
132,000		Coca-Cola Enterprises, Inc	2,574,000
227,000	*	Constellation Brands, Inc (Class A)	5,902,000
19,000		Molson Coors Brewing Co (Class B)	1,216,190
82,000	*	Smithfield Foods, Inc	2,433,760
67,000		Tyson Foods, Inc (Class A)	1,209,350

		TOTAL FOOD AND KINDRED PRODUCTS	15,061,500

FOOD STORES - 1.11%
210,000	*	Kroger Co	4,323,900

		TOTAL FOOD STORES	4,323,900

FURNITURE AND HOMEFURNISHINGS STORES - 0.23%
48,000		Knoll, Inc	880,800

		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	880,800

GENERAL BUILDING CONTRACTORS - 0.83%
24,500		Lennar Corp (Class A)	1,464,120
41,000		Pulte Homes, Inc	1,759,720

		TOTAL GENERAL BUILDING CONTRACTORS	3,223,840

GENERAL MERCHANDISE STORES - 1.63%
40,435		Federated Department Stores, Inc	2,703,888
40,000		JC Penney Co, Inc	1,896,800
84,000		TJX Cos, Inc	1,720,320

		TOTAL GENERAL MERCHANDISE STORES	6,321,008

HEALTH SERVICES - 1.33%
48,000	*	Apria Healthcare Group, Inc	1,531,680
172,000	*	Tenet Healthcare Corp	1,931,560
27,000	*	Triad Hospitals, Inc	1,222,290
10,000		Universal Health Services, Inc (Class B)	476,300

		TOTAL HEALTH SERVICES	5,161,830

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Fund

SHARES			VALUE

HEAVY CONSTRUCTION, EXCEPT BUILDING - 0.33%
45,027		Macquarie Infrastructure Co Trust	$1,269,761

		TOTAL HEAVY CONSTRUCTION, EXCEPT BUILDING	1,269,761

HOLDING AND OTHER INVESTMENT OFFICES - 11.36%
15,000		Allied Capital Corp	429,450
32,000		AMB Property Corp	1,436,800
30,000		Archstone-Smith Trust	1,196,100
108,000		Ashford Hospitality Trust, Inc	1,162,080
33,500		Boston Properties, Inc	2,375,150
24,302	f,v	Crystal River Capital, Inc	607,550
77,300		Deerfield Triarc Capital Corp	1,071,378
33,000		Developers Diversified Realty Corp	1,541,100
182,200		ECC Capital Corp	593,972
20,000		Equity Residential	757,000
63,000		General Growth Properties, Inc	2,830,590
61,329	f,v*	GSC Capital Corp	1,533,225
50,000		HomeBanc Corp	386,000
124,107		iShares Russell Midcap Value Index Fund	15,370,652
37,600		iStar Financial, Inc	1,520,168
15,363		Mills Corp	846,194
36,000		Newcastle Investment Corp	1,004,400
12,000		Parkway Properties, Inc	563,040
62,651		Prologis	2,776,066
13,000		Public Storage, Inc	871,000
45,000		Reckson Associates Realty Corp	1,554,750
18,500		Simon Property Group, Inc	1,371,220
42,000		Trizec Properties, Inc	968,520
15,000		Vornado Realty Trust	1,299,300

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	44,065,705

HOTELS AND OTHER LODGING PLACES - 1.61%
55,000		Accor S.A.	2,786,378
120,000	*	Great Wolf Resorts, Inc	1,240,800
38,500		Starwood Hotels & Resorts Worldwide, Inc	2,201,045

		TOTAL HOTELS AND OTHER LODGING PLACES	6,228,223

INDUSTRIAL MACHINERY AND EQUIPMENT - 3.53%
70,500		American Standard Cos, Inc	3,281,775
420,000	*	Brocade Communications Systems, Inc	1,713,600
37,355		Deere & Co	2,286,126
39,500		Eaton Corp	2,510,225
100,000	*	Maxtor Corp	440,000
30,500	*	National Oilwell Varco, Inc	2,006,900
35,000		Pitney Bowes, Inc	1,460,900

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	13,699,526

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Fund

SHARES			VALUE

INSTRUMENTS AND RELATED PRODUCTS - 1.99%
35,000		Eastman Kodak Co	$851,550
36,000	*	Fisher Scientific International, Inc	2,233,800
38,000		Raytheon Co	1,444,760
234,000	*	Xerox Corp	3,194,100

		TOTAL INSTRUMENTS AND RELATED PRODUCTS	7,724,210

INSURANCE AGENTS, BROKERS AND SERVICE - 0.84%
107,000		Marsh & McLennan Cos, Inc	3,251,730

		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	3,251,730

INSURANCE CARRIERS - 7.76%
20,000		Aflac, Inc	906,000
62,000		Aspen Insurance Holdings Ltd	1,832,100
16,000		Cigna Corp	1,885,760
40,000	*	CNA Financial Corp	1,194,800
162,000		Genworth Financial, Inc	5,222,880
19,500		Lincoln National Corp	1,014,390
48,000		Max Re Capital Ltd	1,189,920
25,000		MGIC Investment Corp	1,605,000
45,000	*	Pacificare Health Systems, Inc	3,590,100
17,800		PartnerRe Ltd	1,140,090
35,000		Safeco Corp	1,868,300
52,000		St. Paul Travelers Cos, Inc	2,333,240
110,000		UnumProvident Corp	2,255,000
40,500	*	WellChoice, Inc	3,073,950
13,000	*	WellPoint, Inc	985,660

		TOTAL INSURANCE CARRIERS	30,097,190

LUMBER AND WOOD PRODUCTS - 0.39%
21,500		Louisiana-Pacific Corp	595,335
86,000		Norbord, Inc	907,720

		TOTAL LUMBER AND WOOD PRODUCTS	1,503,055

METAL MINING - 1.24%
47,000		Freeport-McMoRan Copper & Gold, Inc (Class A)	2,283,730
13,000		Inco Ltd	615,550
14,800		Phelps Dodge Corp	1,922,964

		TOTAL METAL MINING	4,822,244

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.10%
25,000	*	Leapfrog Enterprises, Inc	369,250

		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	369,250

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Fund

SHARES			VALUE

MISCELLANEOUS RETAIL - 1.48%
41,000	*	Marvel Entertainment, Inc	$732,670
65,000	*	Office Depot, Inc	1,930,500
280,000	*	Rite Aid Corp	1,086,400
16,000	*	Sears Holdings Corp	1,990,720

		TOTAL MISCELLANEOUS RETAIL	5,740,290

MOTION PICTURES - 0.67%
99,000	*	Lions Gate Entertainment Corp	944,460
50,000		Viacom, Inc (Class B)	1,650,500

		TOTAL MOTION PICTURES	2,594,960

NONDEPOSITORY INSTITUTIONS - 1.28%
71,400		Aegon NV (ARS)	1,063,860
62,000		CIT Group, Inc	2,801,160
45,000		MBNA Corp	1,108,800

		TOTAL NONDEPOSITORY INSTITUTIONS	4,973,820

OIL AND GAS EXTRACTION - 2.16%
12,000		Diamond Offshore Drilling, Inc	735,000
19,500		GlobalSantaFe Corp	889,590
12,800		Noble Corp	876,288
77,000		Noble Energy, Inc	3,611,300
48,000	*	Pride International, Inc	1,368,480
14,500	*	Transocean, Inc	888,995

		TOTAL OIL AND GAS EXTRACTION	8,369,653

PAPER AND ALLIED PRODUCTS - 2.63%
110,000		Georgia-Pacific Corp	3,746,600
8,000		Greif, Inc (Class A)	480,800
25,000		MeadWestvaco Corp	690,500
67,000		Packaging Corp of America	1,300,470
79,000		Temple-Inland, Inc	3,227,150
60,000		Wausau Paper Corp	750,600

		TOTAL PAPER AND ALLIED PRODUCTS	10,196,120

PETROLEUM AND COAL PRODUCTS - 1.05%
9,400		Amerada Hess Corp	1,292,500
13,500		Ashland, Inc	745,740
29,600		Marathon Oil Corp	2,040,328

		TOTAL PETROLEUM AND COAL PRODUCTS	4,078,568

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Fund

SHARES			VALUE

PRIMARY METAL INDUSTRIES - 1.34%
29,000		Cia de Minas Buenaventura S.A. (ADR)	$900,450
46,500		Nucor Corp	2,743,035
55,000	*	Oregon Steel Mills, Inc	1,534,500

		TOTAL PRIMARY METAL INDUSTRIES	5,177,985

PRINTING AND PUBLISHING - 1.05%
26,500		Gannett Co, Inc	1,823,995
25,000		Knight Ridder, Inc	1,467,000
26,000		New York Times Co (Class A)	773,500

		TOTAL PRINTING AND PUBLISHING	4,064,495

RAILROAD TRANSPORTATION - 0.77%
25,000		CSX Corp	1,162,000
45,000		Norfolk Southern Corp	1,825,200

		TOTAL RAILROAD TRANSPORTATION	2,987,200

SECURITY AND COMMODITY BROKERS - 1.41%
20,000		A.G. Edwards. Inc	876,200
23,000		Bear Stearns Cos, Inc	2,524,250
75,000		Charles Schwab Corp	1,082,250
69,000		Janus Capital Group, Inc	997,050

		TOTAL SECURITY AND COMMODITY BROKERS	5,479,750

STONE, CLAY, AND GLASS PRODUCTS - 0.34%
25,000		Cemex S.A. de C.V. (Spon ADR)	1,307,500

		TOTAL STONE, CLAY, AND GLASS PRODUCTS	1,307,500

TOBACCO PRODUCTS - 0.93%
39,000		Loews Corp (Carolina Group)	1,545,570
25,000		Reynolds American, Inc	2,075,500

		TOTAL TOBACCO PRODUCTS	3,621,070

TRANSPORTATION BY AIR - 0.47%
189,000	*	Continental Airlines, Inc (Class B)	1,825,740

		TOTAL TRANSPORTATION BY AIR	1,825,740

TRANSPORTATION EQUIPMENT - 2.11%
410,000		Delphi Corp	1,131,600
11,000		General Dynamics Corp	1,315,050

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Fund

SHARES			VALUE

12,000		Goodrich Corp	$532,080
74,000	*	K&F Industries Holdings, Inc	1,238,020
28,500	*	Magna International, Inc (Class A)	2,133,510
10,000		Northrop Grumman Corp	543,500
65,000		Wabash National Corp	1,277,900

		TOTAL TRANSPORTATION EQUIPMENT	8,171,660

TRANSPORTATION SERVICES - 0.83%
37,000		Empresa Brasileira de Aeronautica S.A. (ADR)	1,428,200
85,207	*	US Airways Group, Inc	1,790,199

		TOTAL TRANSPORTATION SERVICES	3,218,399

WATER TRANSPORTATION - 1.76%
172,000	*	Aries Maritime Transport Ltd	2,580,000
76,503	*	Genco Shipping & Trading Ltd	1,458,912
25,500	*	Royal Caribbean Cruises Ltd	1,101,600
164,503	*	TBS International Ltd	1,677,931

		TOTAL WATER TRANSPORTATION	6,818,443

WHOLESALE TRADE-DURABLE GOODS - 0.24%
245,000	*	Sycamore Networks, Inc	923,650

		TOTAL WHOLESALE TRADE-DURABLE GOODS	923,650

WHOLESALE TRADE-NONDURABLE GOODS - 1.00%
25,000		AmerisourceBergen Corp	1,932,500
28,000	*	Dean Foods Co	1,088,080
27,000		Supervalu, Inc	840,240

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	3,860,820

		TOTAL COMMON STOCKS
		(Cost $346,881,045)	383,826,217

		TOTAL PORTFOLIO - 98.97%
		(Cost $346,881,045)	383,826,217
		OTHER ASSETS & LIABILITIES, NET - 1.03%	4,009,992

		NET ASSETS - 100.00%	$387,836,209

	*	Non-income producing
f	Restricted securities - Investment in securities not registered under the Securities Act of 1933 or not publicly traded
		in foreign markets. At September 30, 2005, the value of these securities amounted to $6,125,000 or 1.58% of net assets.
	v	Security valued at fair value.

		For ease of presentation, we have grouped a number of industry classification categories together in
		the Statement of Investments. Note that the Funds use more specific industry categories in following
		their investment limitations on industry concentration.

		At September 30, 2005, the aggregate cost of portfolio investments for federal income tax purposes was
		$347,341,385. Net unrealized appreciation of portfolio investments aggregated $36,484,832 of which $46,516,826 related to
		appreciated portfolio investments and $10,031,994 related to depreciated portfolio investments.

Restricted securities held by the Fund are as follows:

Security	Acquisition Date	Acquisition Cost	Value

Crystal River Capital, Inc	03/09/05	$2,625,000	$2,625,000
GSC Capital Corp	06/24/05	3,500,000	3,500,000

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
SMALL-CAP EQUITY FUND
STATEMENT OF INVESTMENTS
September 30, 2005

SHARES			VALUE

COMMON STOCKS - 99.96%
AGRICULTURAL PRODUCTION-CROPS - 0.33%
700		Alico, Inc	$35,910
30,400		Chiquita Brands International, Inc	849,680
10,700		Delta & Pine Land Co	282,587

		TOTAL AGRICULTURAL PRODUCTION-CROPS	1,168,177

AGRICULTURAL PRODUCTION-LIVESTOCK - 0.23%
599		Seaboard Corp	822,427

		TOTAL AGRICULTURAL PRODUCTION-LIVESTOCK	822,427

AMUSEMENT AND RECREATION SERVICES - 0.38%
16,600	*	Argosy Gaming Co	780,034
2,752		Dover Downs Gaming & Entertainment, Inc	37,427
2,300	*	Life Time Fitness, Inc	76,222
6,300	*	Magna Entertainment Corp (Class A)	41,958
6,870	*	Multimedia Games, Inc	66,708
8	*	Penn National Gaming, Inc	249
6,600	*	Pinnacle Entertainment, Inc	120,978
4,100		Speedway Motorsports, Inc	148,953
5,675	*	Sunterra Corp	74,513
200		World Wrestling Entertainment, Inc	2,600

		TOTAL AMUSEMENT AND RECREATION SERVICES	1,349,642

APPAREL AND ACCESSORY STORES - 2.44%
84,150	*	Aeropostale, Inc	1,788,187
11,300		Buckle, Inc	383,861
27,800		Burlington Coat Factory Warehouse Corp	1,057,512
4,769	*	Cache, Inc	72,632
12,000		Cato Corp (Class A)	239,160
18,458	*	Charming Shoppes, Inc	196,947
4,900	*	Children's Place Retail Stores, Inc	174,636
10,100		Christopher & Banks Corp	140,087
706		DEB Shops, Inc	15,348
5,543	*	Dress Barn, Inc	126,159
40,946		Finish Line, Inc (Class A)	597,402
5,824		Goody's Family Clothing, Inc	44,088
8,900	*	Jo-Ann Stores, Inc	153,970
2,049	*	JOS A Bank Clothiers, Inc	88,558
2,800	*	New York & Co, Inc	45,920
73,226	*	Pacific Sunwear of California, Inc	1,569,965
56,800	*	Payless Shoesource, Inc	988,320
8,581	*	Shoe Carnival, Inc	136,524
7,968		Stage Stores, Inc	214,100
26,600	*	Too, Inc	729,638

		TOTAL APPAREL AND ACCESSORY STORES	8,763,014

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES			VALUE

APPAREL AND OTHER TEXTILE PRODUCTS - 0.32%
15,283	*	DHB Industries, Inc	$64,036
2,100	*	Guess ?, Inc	45,003
6,037	*	Gymboree Corp	82,345
29,143	*	Hartmarx Corp	190,886
6,300		Kellwood Co	162,855
9,400		Phillips-Van Heusen Corp	291,588
2,800		Russell Corp	39,312
11,897	*	Warnaco Group, Inc	260,663

		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	1,136,688

AUTO REPAIR, SERVICES AND PARKING - 0.27%
2,700	*	Amerco, Inc	157,113
3,900		Central Parking Corp	58,305
3,600	*	Dollar Thrifty Automotive Group, Inc	121,212
2,417		Monro Muffler, Inc	63,495
14,700	*	PHH Corp	403,662
7,200	*	Wright Express Corp	155,448

		TOTAL AUTO REPAIR, SERVICES AND PARKING	959,235

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.69%
78,700	*	CSK Auto Corp	1,171,056
5,800		Lithia Motors, Inc (Class A)	168,084
3,200	*	MarineMax, Inc	81,568
12,329	*	Rush Enterprises, Inc (Class A)	188,387
32,859		Sonic Automotive, Inc	730,127
3,800		United Auto Group, Inc	125,552

		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	2,464,774

BUILDING MATERIALS AND GARDEN SUPPLIES - 0.02%
1,553	*	Central Garden & Pet Co	70,273

		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	70,273

BUSINESS SERVICES - 9.64%
58,300	*	3Com Corp	237,864
4,400		Aaron Rents, Inc	93,060
2,300		ABM Industries, Inc	47,863
25,557		Acxiom Corp	478,427
2,800		Administaff, Inc	111,272
3,020	*	Advent Software, Inc	81,359
2,800		Advo, Inc	87,612
5,661	*	Altiris, Inc	86,557
3,700	*	American Reprographics Co	63,270
1,728	*	Ansoft Corp	50,285
4,058	*	Ansys, Inc	156,192

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund
SHARES			VALUE

4,000	*	Anteon International Corp	$171,040
2,622	*	aQuantive, Inc	52,781
82,055	*	Arbinet-thexchange, Inc	590,796
10,500		Arbitron, Inc	418,320
30,641	*	Asset Acceptance Capital Corp	918,311
11,451	*	Autobytel, Inc	57,370
39,483	*	Avocent Corp	1,249,242
7,897		Blackbaud, Inc	111,900
23,073	*	Borland Software Corp	134,285
9,022	*	Bottomline Technologies, Inc	136,142
6,100		Brady Corp (Class A)	188,734
61,756		Catalina Marketing Corp	1,404,331
30,606	*	CBIZ, Inc	156,091
3,000	*	CCC Information Services Group, Inc	78,390
10,700	*	Ciber, Inc	79,501
3,594	*	Click Commerce, Inc	65,878
62,720	*	CMGI, Inc	104,742
19,700	*	CNET Networks, Inc	267,329
250		Computer Programs & Systems, Inc	8,635
1,300	*	COMSYS IT Partners, Inc	15,873
4,100	*	Concur Technologies, Inc	50,717
786	*	CoStar Group, Inc	36,722
7,634	*	Covansys Corp	121,839
34,039	*	CSG Systems International, Inc	738,987
5,693	*	Dendrite International, Inc	114,372
3,401	*	Digital Insight Corp	88,630
2,881	*	Digital River, Inc	100,403
197,707	*	Earthlink, Inc	2,115,465
77,540	*	eFunds Corp	1,460,078
10,068	*	Electronics for Imaging, Inc	230,960
52,885	*	Epicor Software Corp	687,505
2,700	*	EPIQ Systems, Inc	58,914
6,387	*	eSpeed, Inc (Class A)	48,413
28	*	F5 Networks, Inc	1,217
3,050		Factset Research Systems, Inc	107,482
3,069	*	Filenet Corp	85,625
3,700	*	Forrester Research, Inc	77,034
7,900	*	Gartner, Inc (Class A)	92,351
2,221		Gevity HR, Inc	60,500
9,789	*	Heidrick & Struggles International, Inc	316,968
2,900	*	Hudson Highland Group, Inc	72,413
3,122	*	Hyperion Solutions Corp	151,885
3,504	*	IDX Systems Corp	151,303
3,097	*	Infocrossing, Inc	28,461
12,800	*	Informatica Corp	153,856
32,149	*	Infospace, Inc	767,397
14,800		infoUSA, Inc	157,176
33,090	*	Innovative Solutions & Support, Inc	513,888
2,514	*	Intergraph Corp	112,401
5,901	*	Internet Security Systems, Inc	141,683
900	*	Intervideo, Inc	9,027
10,700	*	Ipass, Inc	57,566
17,536	*	iPayment, Inc	663,562

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES			VALUE

3,900	*	JDA Software Group, Inc	$59,202
5,781	*	Jupitermedia Corp	102,382
6,914	*	Kanbay International, Inc	129,983
32,800	*	Keane, Inc	374,904
3,878		Kelly Services, Inc (Class A)	118,899
4,178	*	Keynote Systems, Inc	54,230
38,375	*	Kforce, Inc	395,263
4,600	*	KFX, Inc	78,752
71,000	*	Korn/Ferry International	1,163,690
4,511	*	Kronos, Inc	201,371
15,500	*	Labor Ready, Inc	397,575
9,367	*	Lionbridge Technologies	63,227
2,410	*	LoJack Corp	50,947
1,800	*	Magma Design Automation, Inc	14,616
4,403	*	Manhattan Associates, Inc	102,150
15,330	*	Mantech International Corp (Class A)	404,865
3,499	*	Mapinfo Corp	42,863
6,876	*	Mentor Graphics Corp	59,134
15,888	*	Micromuse, Inc	125,197
4,644	*	MicroStrategy, Inc	326,427
5,175	*	Midway Games, Inc	78,608
13,000		MoneyGram International, Inc	282,230
73,300	*	MPS Group, Inc	864,940
6,751	*	MRO Software, Inc	113,687
21,879	*	NCO Group, Inc	452,020
6,430	*	Ness Technologies, Inc	64,300
4,600	*	NetIQ Corp	56,304
259	*	NIC, Inc	1,696
4,803	*	Open Solutions, Inc	104,801
84,705	*	Packeteer, Inc	1,063,048
298,301	*	Parametric Technology Corp	2,079,158
22,300	*	Perot Systems Corp (Class A)	315,545
6,200	*	Phoenix Technologies Ltd	46,686
2,257	*	Portfolio Recovery Associates, Inc	97,457
3,200	*	PRA International	96,992
4,745	*	Progress Software Corp	150,749
9,287	*	Quest Software, Inc	139,955
6,500	*	Radiant Systems, Inc	67,080
4,062	*	Radisys Corp	78,803
16,540	*	RealNetworks, Inc	94,443
277	*	Redback Networks, Inc Wts 01/02/11	1,066
263	*	Redback Networks, Inc Wts 01/02/11	1,657
19,700	*	Rent-Way, Inc	135,339
4,100		Rollins, Inc	80,032
6,535	*	RSA Security, Inc	83,060
19,390	*	S1 Corp	75,815
15,970	*	Sapient Corp	99,813
96,327	*	Secure Computing Corp	1,093,311
34,635	*	Serena Software, Inc	690,276
1,742	*	SI International, Inc	53,950
4,310	*	Sohu.com, Inc	73,830
11,400	*	Sotheby's Holdings, Inc (Class A)	190,608
18,000	*	Spherion Corp	136,800

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES			VALUE

2,495	*	SPSS, Inc	$59,880
3,635		SS&C Technologies, Inc	133,186
17,614	*	SupportSoft, Inc	88,775
5,094	*	SYKES Enterprises, Inc	60,619
7,600	*	SYNNEX Corp	127,984
2,000		Syntel, Inc	38,980
2,765		Talx Corp	90,664
38,552	*	TeleTech Holdings, Inc	386,291
4,533	*	THQ, Inc	96,644
16,400	*	TIBCO Software, Inc	137,104
2,400	*	TNS, Inc	58,200
17,170	*	Transaction Systems Architects, Inc	478,185
2,892	*	Travelzoo, Inc	64,173
4,200	*	Trizetto Group, Inc	59,304
46,514		United Online, Inc	644,219
7,000	*	United Rentals, Inc	137,970
2,600	*	Universal Compression Holdings, Inc	103,402
10,805	*	Valueclick, Inc	184,657
17,889	*	Ventiv Health, Inc	468,871
8,195	*	Verity, Inc	87,031
2,179	*	Vertrue, Inc	79,207
3,200		Viad Corp	87,520
5,100	*	Volt Information Sciences, Inc	103,632
3,300	*	WebEx Communications, Inc	80,883
1,235	*	Websense, Inc	63,244
6,100	*	Witness Systems, Inc	127,429

		TOTAL BUSINESS SERVICES	34,556,042

CHEMICALS AND ALLIED PRODUCTS - 5.12%
14,400	*	Aastrom Biosciences, Inc	33,840
18,900	*	Abgenix, Inc	239,652
6,985	*	Adeza Biomedical Corp	121,609
5,453	*	Adolor Corp	58,238
4,000	*	Alexion Pharmaceuticals, Inc	110,720
19,300	*	Alkermes, Inc	324,240
11,500		Alpharma, Inc (Class A)	286,005
35,590	*	Andrx Corp	549,154
2,400		Arch Chemicals, Inc	55,800
5,000	*	Arena Pharmaceuticals, Inc	49,500
9,188	*	Array Biopharma, Inc	65,970
5,300	*	Atherogenics, Inc	84,959
15,200	*	AVANIR Pharmaceuticals	46,968
5,700	*	Bioenvision, Inc	45,771
9,123	*	BioMarin Pharmaceuticals, Inc	79,644
6,400	*	Cell Genesys, Inc	35,072
10,941	*	Chattem, Inc	388,405
21,032	*	Connetics Corp	355,651
7,500	*	Cubist Pharmaceuticals, Inc	161,550
8,726	*	Cypress Bioscience, Inc	47,208
8,328	*	Dendreon Corp	55,881
10,300		Diagnostic Products Corp	543,119

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES			VALUE

2,042	*	Digene Corp	$58,197
7,552	*	Discovery Laboratories, Inc	48,710
3,141	*	Dov Pharmaceutical, Inc	53,334
4,567	*	Dusa Pharmaceuticals, Inc	48,410
3,600	*	Elizabeth Arden, Inc	77,688
8,178	*	Encysive Pharmaceuticals, Inc	96,337
7,918	*	Enzon Pharmaceuticals, Inc	52,496
4,800	*	Eyetech Pharmaceuticals, Inc	86,208
11,900		Ferro Corp	218,008
18,723	*	First Horizon Pharmaceutical Corp	372,026
5	*	FMC Corp	286
3,400	*	Genitope Corp	23,596
25,734		Georgia Gulf Corp	619,675
7,900	*	Geron Corp	81,133
44,000		H.B. Fuller Co	1,367,520
12,900	*	Hi-Tech Pharmacal Co, Inc	388,032
30,688	*	Human Genome Sciences, Inc	417,050
12,805	*	Immucor, Inc	351,369
11,295	*	Immunogen, Inc	82,905
80	*	Impax Laboratories, Inc	966
6,000	*	Inspire Pharmaceuticals, Inc	45,600
3,500	*	InterMune, Inc	57,925
4,500	*	Inverness Medical Innovations, Inc	119,385
22,049	*	Kos Pharmaceuticals, Inc	1,475,740
2,003		Kronos Worldwide, Inc	63,575
10,400	*	KV Pharmaceutical Co (Class A)	184,808
227	*	Ligand Pharmaceuticals, Inc (Class B)	2,083
5,800		MacDermid, Inc	152,308
11,042		Mannatech, Inc	130,848
25,068	*	Medarex, Inc	238,647
5,784	*	Medicines Co	133,090
15,300		Medicis Pharmaceutical Corp (Class A)	498,168
32,805		Meridian Bioscience, Inc	679,063
10,865	*	MGI Pharma, Inc	253,263
2,000		Minerals Technologies, Inc	114,420
4,530	*	Nabi Biopharmaceuticals	59,343
2,500	*	Nastech Pharmaceutical Co, Inc	35,350
372		Natures Sunshine Products, Inc	8,645
8,400	*	NBTY, Inc	197,400
5,589	*	Neurocrine Biosciences, Inc	274,923
5,000	*	NewMarket Corp	86,700
3,510	*	NitroMed, Inc	63,180
2,300		NL Industries, Inc	43,217
3,451	*	Northfield Laboratories, Inc	44,518
3,529	*	Noven Pharmaceuticals, Inc	49,406
5,477	*	NPS Pharmaceuticals, Inc	55,372
6,000	*	Nuvelo, Inc	57,600
1,900		Octel Corp	31,673
5,200		Olin Corp	98,748
6,400	*	OM Group, Inc	128,832
5,000	*	Onyx Pharmaceuticals, Inc	124,900
12,588	*	OraSure Technologies, Inc	118,705
5,200	*	Par Pharmaceutical Cos, Inc	138,424

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES			VALUE

5,656	*	Parexel International Corp	$113,629
3,100	*	Penwest Pharmaceuticals Co	54,343
9,343		Perrigo Co	133,698
5,753	*	Pharmion Corp	125,473
8,360	*	Pioneer Cos, Inc	201,142
63,900	*	PolyOne Corp	387,234
2,400	*	Prestige Brands Holdings, Inc	29,568
2,494	*	Progenics Pharmaceuticals, Inc	59,133
2,650	*	Renovis, Inc	35,854
20,600	*	Revlon, Inc (Class A)	66,332
2,865	*	Salix Pharmaceuticals Ltd	60,881
6,800		Sensient Technologies Corp	128,860
6,639	*	Serologicals Corp	149,776
17,615	*	StemCells, Inc	97,235
1,400		Stepan Co	35,084
7,300	*	SuperGen, Inc	45,990
2,077	*	SurModics, Inc	80,359
3,598	*	Tanox, Inc	52,711
13,300	*	Terra Industries, Inc	88,445
34,105		UAP Holding Corp	617,301
4,226	*	United Therapeutics Corp	294,975
1,900	*	USANA Health Sciences, Inc	90,630
12,500		USEC, Inc	139,500
19,695	*	Vertex Pharmaceuticals, Inc	440,183
12,300		Wellman, Inc	77,859
21,600		Westlake Chemical Corp	584,928
16,685	*	WR Grace & Co	149,331
3,800	*	Zymogenetics, Inc	62,700

		TOTAL CHEMICALS AND ALLIED PRODUCTS	18,351,915

COAL MINING - 0.12%
5,300	*	Alpha Natural Resources, Inc	159,212
5,100		Foundation Coal Holdings, Inc	196,095
1,000		Penn Virginia Corp	57,710

		TOTAL COAL MINING	413,017

COMMUNICATIONS - 2.03%
7,600		Anixter International, Inc	306,508
5,090	*	Audiovox Corp (Class A)	71,158
7,762	*	Brightpoint, Inc	148,565
5,512	*	Centennial Communications Corp	82,570
38,312	*	Charter Communications, Inc (Class A)	57,468
37,125	*	Cincinnati Bell, Inc	163,721
80,000	*	Citadel Broadcasting Corp	1,098,400
4,317		Commonwealth Telephone Enterprises, Inc	162,751
13,741	*	Cumulus Media, Inc (Class A)	171,625
16,000	*	Dobson Communications Corp (Class A)	122,880
4,500	*	Emmis Communications Corp (Class A)	99,405
33,700	*	Entercom Communications Corp	1,064,583

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES			VALUE

7,600		Fairpoint Communications, Inc	$111,188
24,939	*	General Communication, Inc (Class A)	246,896
8,873		Golden Telecom, Inc	280,121
9,700		Gray Television, Inc	102,723
11,100		Iowa Telecommunications Services, Inc	186,702
2,310	*	j2 Global Communications, Inc	93,370
52,700	*	Level 3 Communications, Inc	122,264
1,000		Liberty Corp	46,890
7,700	*	Lin TV Corp (Class A)	107,415
4,163		North Pittsburgh Systems, Inc	84,967
5,506	*	Novatel Wireless, Inc	79,672
118,866	*	Premiere Global Services, Inc	972,324
4,200	*	Price Communications Corp	69,090
1,937	*	RCN Corp	41,103
3	v*	RCN Corp Wts 12/21/06	-
9,550	*	Regent Communications, Inc	50,233
4,800	*	Saga Communications, Inc (Class A)	63,840
2,550	*	Salem Communications Corp (Class A)	47,022
10,010	*	SBA Communications Corp	154,654
1,695		Shenandoah Telecom Co	69,817
12,013		Sinclair Broadcast Group, Inc (Class A)	106,555
4,900	*	Syniverse Holdings, Inc	75,460
9,534	*	Talk America Holdings, Inc	89,906
8,279	*	Terremark Worldwide, Inc	36,345
21,040	*	Ubiquitel, Inc	183,889
5,648	*	USA Mobility, Inc	152,383
8,600		Valor Communications Group, Inc	117,218
7,940	*	Wireless Facilities, Inc	46,052

		TOTAL COMMUNICATIONS	7,287,733

DEPOSITORY INSTITUTIONS - 9.69%
7,585		1st Source Corp	175,593
3,233		ABC Bancorp	62,041
3,254	*	ACE Cash Express, Inc	63,485
3,850		Alabama National Bancorp	246,169
8,190		Amcore Financial, Inc	255,610
4,209		Amegy Bancorp, Inc	95,250
100		Ames National Corp	2,760
8,197		Anchor Bancorp Wisconsin, Inc	241,648
4,436		Arrow Financial Corp	120,304
1,357		Bancfirst Corp	115,345
22,200		Bancorpsouth, Inc	507,270
19,406		Bank Mutual Corp	208,032
670		Bank of Granite Corp	12,757
12,300		BankAtlantic Bancorp, Inc (Class A)	208,977
10,074		BankUnited Financial Corp (Class A)	230,392
3,077		Banner Corp	81,971
1,600		Berkshire Hills Bancorp, Inc	54,400
9,400		Brookline Bancorp, Inc	148,708
2,100		Camden National Corp	79,107
2,415	*	Capital Crossing Bank	83,897

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES			VALUE

3,000		Capitol Bancorp Ltd	$97,200
800		Cascade Bancorp	16,712
12,728		Cathay General Bancorp	451,335
1,300		Center Financial Corp	30,550
1,675	*	Central Coast Bancorp	35,694
4,100		Central Pacific Financial Corp	144,238
9,600		Chemical Financial Corp	312,000
4,700		Chittenden Corp	124,597
11,198		Citizens Banking Corp	318,023
1,100		City Bank	37,653
15,751		City Holding Co	563,256
3,357		Coastal Financial Corp	50,436
800		Columbia Bancorp	32,152
6,705		Columbia Banking System, Inc	175,872
12,351		Commercial Capital Bancorp, Inc	209,967
5,500		Commercial Federal Corp	187,770
37,900		Community Bank System, Inc	856,540
5,235		Community Banks, Inc	147,156
6,460		Community Trust Bancorp, Inc	207,883
17,051		Corus Bankshares, Inc	934,906
7,508		CVB Financial Corp	139,649
17,850		Dime Community Bancshares	262,752
22		East West Bancorp, Inc	749
4,100	*	EuroBancshares, Inc	61,131
5,600	*	Euronet Worldwide, Inc	165,704
1,600		Financial Institutions, Inc	29,456
5,299		First Bancorp (North Carolina)	106,192
27,700		First Bancorp (Puerto Rico)	468,684
4,600		First Charter Corp	112,608
1,872		First Citizens Bancshares, Inc (Class A)	319,457
8,100		First Commonwealth Financial Corp	107,973
1,899		First Community Bancorp, Inc	90,829
4,659		First Community Bancshares, Inc	136,695
2,706		First Financial Bancorp	50,332
5,174		First Financial Bankshares, Inc	180,210
3,884		First Financial Corp (Indiana)	104,868
6,836		First Financial Holdings, Inc	210,002
3,455		First Indiana Corp	117,712
3,550		First Merchants Corp	91,696
16,617		First Midwest Bancorp, Inc	618,817
23,438		First Niagara Financial Group, Inc	338,445
1,439		First Oak Brook Bancshares, Inc	43,587
700	*	First Regional Bancorp	55,153
6,300		First Republic Bank	221,949
3,393		First State Bancorporation	71,898
29,100	*	FirstFed Financial Corp	1,565,871
11,300		Flagstar Bancorp, Inc	181,930
12,791		Flushing Financial Corp	209,389
15,900		FNB Corp	274,752
2,039		FNB Corp (Virginia)	56,439
14,691	*	Franklin Bank Corp	237,260
18,200		Fremont General Corp	397,306
2,874		Frontier Financial Corp	83,346

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES			VALUE

6,790		Glacier Bancorp, Inc	$209,607
16,746		Gold Banc Corp, Inc	249,515
3,049		Great Southern Bancorp, Inc	91,226
25,642		Greater Bay Bancorp	631,819
300		Greene County Bancshares, Inc	7,764
6,728		Hancock Holding Co	229,694
11,208		Hanmi Financial Corp	201,184
1,800		Harbor Florida Bancshares, Inc	65,286
7,187		Harleysville National Corp	157,755
2,650		Heartland Financial USA, Inc	51,489
2,504		Horizon Financial Corp	55,088
6,500		Hudson United Bancorp	275,145
2,143		IBERIABANK Corp	113,900
12,171		Independent Bank Corp (Massachusetts)	369,755
4,200		Independent Bank Corp (Michigan)	121,968
3,203		Integra Bank Corp	69,505
5,800		Irwin Financial Corp	118,262
5,214	*	ITLA Capital Corp	273,683
3,553		Kearny Financial Corp	44,412
4,530		KNBT Bancorp, Inc	70,532
1,411		Lakeland Financial Corp	58,345
20,251		MAF Bancorp, Inc	830,291
3,900		Main Street Banks, Inc	104,520
2,605		MainSource Financial Group, Inc	46,187
10,435		MB Financial, Inc	406,756
6,699		MBT Financial Corp	123,463
1,124		Mercantile Bank Corp	48,096
5,056		Mid-State Bancshares	139,091
1,200		NASB Financial, Inc	48,000
6,980		National Penn Bancshares, Inc	173,732
1,600		NBC Capital Corp	40,128
5,005		NBT Bancorp, Inc	118,068
10,384		NetBank, Inc	86,291
16,400		NewAlliance Bancshares, Inc	240,096
1,800		Northwest Bancorp, Inc	38,250
529		OceanFirst Financial Corp	12,770
5,300		Old National Bancorp	112,466
2,970		Old Second Bancorp, Inc	88,625
1,521		Omega Financial Corp	42,634
16,365		Oriental Financial Group, Inc	200,308
56,304		Pacific Capital Bancorp	1,874,360
4,600		Park National Corp	498,042
14,000		Partners Trust Financial Group, Inc	161,280
1,745		Peapack Gladstone Financial Corp	47,883
2,595		Pennfed Financial Services, Inc	47,437
5,360		Peoples Bancorp, Inc	148,097
8,400		PFF Bancorp, Inc	254,184
318		Placer Sierra Bancshares	8,735
3,877		Prosperity Bancshares, Inc	117,279
31,695		Provident Bankshares Corp	1,102,352
4,033		Provident Financial Holdings	113,126
13,100		Provident Financial Services, Inc	230,560
8,800		Provident New York Bancorp	102,696
36,290		R & G Financial Corp (Class B)	498,988

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES			VALUE

2,100		Renasant Corp	$66,465
4,246		Republic Bancorp, Inc (Class A) (Kentucky)	88,826
32,433		Republic Bancorp, Inc (Michigan)	458,603
2,155		S&T Bancorp, Inc	81,459
1,300		S.Y. Bancorp, Inc	30,914
859		Sandy Spring Bancorp, Inc	28,948
6,100		Santander BanCorp	150,243
2,912		SCBT Financial Corp	91,961
2,462		Seacoast Banking Corp of Florida	57,685
4,009		Simmons First National Corp (Class A)	114,337
3,215		Southside Bancshares, Inc	61,117
9,550		Southwest Bancorp, Inc	209,813
1,140		State Bancorp, Inc	20,429
1,631		State Financial Services Corp (Class A)	59,564
4,600		Sterling Bancorp	103,546
7,668		Sterling Financial Corp (Pennsylvania)	154,510
29,524		Sterling Financial Corp (Spokane)	665,766
1,600		Suffolk Bancorp	51,056
16,292		Susquehanna Bancshares, Inc	391,660
9,894	*	SVB Financial Group	481,244
3,746		Taylor Capital Group, Inc	141,674
2,061	*	Texas Capital Bancshares, Inc	43,590
11,800		Texas Regional Bancshares, Inc (Class A)	339,722
5,382		TierOne Corp	141,600
800		Tompkins Trustco, Inc	34,600
5,759		Trico Bancshares	123,934
13,981		Trustmark Corp	389,371
3,380		UMB Financial Corp	221,998
12,804		Umpqua Holdings Corp	311,393
1,092		Union Bankshares Corp	45,624
13,969		United Bankshares, Inc	488,217
8,923		United Community Banks, Inc	254,305
3,287		United Community Financial Corp	36,880
14		United Security Bancshares	384
2,589		Univest Corp of Pennsylvania	71,586
3,200		Unizan Financial Corp	77,472
2,730		USB Holding Co, Inc	62,244
200		Vineyard National Bancorp	5,910
1,250	*	Virginia Commerce Bancorp	33,850
2,400		Virginia Financial Group, Inc	86,520
101,000		W Holding Co, Inc	965,560
4,317		WesBanco, Inc	118,717
108		West Bancorporation, Inc	2,000
8,018		West Coast Bancorp	200,450
3,924		Westamerica Bancorporation	202,675
1,804	*	Western Sierra Bancorp	62,130
4,900		Wilshire Bancorp, Inc	74,970
2,064		WSFS Financial Corp	121,549
2,336		Yardville National Bancorp	82,344

		TOTAL DEPOSITORY INSTITUTIONS	34,720,637

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES			VALUE

EATING AND DRINKING PLACES - 2.30%
5,194		Bob Evans Farms, Inc	$117,956
5,416	*	California Pizza Kitchen, Inc	158,364
54,424	*	CEC Entertainment, Inc	1,728,506
112,850		CKE Restaurants, Inc	1,487,363
3,800	*	Dave & Buster's, Inc	50,730
34,200		Domino's Pizza, Inc	797,544
18,200		IHOP Corp	741,468
28,300	*	Jack in the Box, Inc	846,453
16,015	*	Krispy Kreme Doughnuts, Inc	100,254
6,000		Landry's Restaurants, Inc	175,800
9,297		Lone Star Steakhouse & Saloon, Inc	241,722
6,400	*	Luby's, Inc	83,584
19,336	*	O'Charleys, Inc	276,698
8,720	*	Papa John's International, Inc	437,046
1,900	*	PF Chang's China Bistro, Inc	85,177
9,587	*	Rare Hospitality International, Inc	246,386
1,277	*	Red Robin Gourmet Burgers, Inc	58,538
18,800		Ruby Tuesday, Inc	409,088
12,286	*	Ryan's Restaurant Group, Inc	143,378
3,400	*	The Steak N Shake Co	61,710

		TOTAL EATING AND DRINKING PLACES	8,247,765

EDUCATIONAL SERVICES - 0.10%
13,769	*	Corinthian Colleges, Inc	182,715
3,600	*	Educate, Inc	54,000
1,408		Strayer Education, Inc	133,084

		TOTAL EDUCATIONAL SERVICES	369,799

ELECTRIC, GAS, AND SANITARY SERVICES - 3.21%
2,500		American States Water Co	83,650
38,465	*	Aquila, Inc	152,321
38,000		Avista Corp	737,200
4,747		Black Hills Corp	205,877
121,800	*	Calpine Corp	315,462
2,300		Central Vermont Public Service Corp	40,250
2,400		CH Energy Group, Inc	113,952
3,900	*	Clean Harbors, Inc	132,405
14,200		Cleco Corp	334,836
5	*	CMS Energy Corp	82
1,721		Connecticut Water Service, Inc	42,543
10,257		Duquesne Light Holdings, Inc	176,523
4,086	*	Duratek, Inc	74,692
6,100	*	El Paso Electric Co	127,185
1,400		Empire District Electric Co	32,018
6		Energen Corp	260
2,700		EnergySouth, Inc	74,493
4,200		Idacorp, Inc	126,546
3,200		Laclede Group, Inc	103,968

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES			VALUE

5,831		Metal Management, Inc	$147,816
3,090		MGE Energy, Inc	112,816
40,200		New Jersey Resources Corp	1,848,396
41,800		Nicor, Inc	1,756,854
18,400		Northwest Natural Gas Co	684,848
16,854		NorthWestern Corp	508,822
4,500		Ormat Technologies, Inc	99,585
8,511		Otter Tail Corp	263,330
1,239	*	Pico Holdings, Inc	43,539
9,392		Resource America, Inc (Class A)	166,520
34,200	*	Sierra Pacific Resources	507,870
1,700		SJW Corp	82,076
4,800		South Jersey Industries, Inc	139,872
4,700		Southwest Gas Corp	128,733
1,900		UIL Holdings Corp	99,389
3,200		Unisource Energy Corp	106,368
42,100	*	Waste Connections, Inc	1,476,868
13,700		WGL Holdings, Inc	440,181

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	11,488,146

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 6.56%
3,900		Acuity Brands, Inc	115,713
31,245	*	Adaptec, Inc	119,668
76,060	*	Aeroflex, Inc	711,922
10,700		Alliance One International, Inc	37,878
16,164	*	AMIS Holdings, Inc	191,705
43,700	*	Applied Micro Circuits Corp	131,100
4,121		Applied Signal Technology, Inc	78,629
33,782	*	Arris Group, Inc	400,655
11,040	*	Artesyn Technologies, Inc	102,672
3,489	*	ATMI, Inc	108,159
4,526		Bel Fuse, Inc (Class B)	164,882
11,700	*	Benchmark Electronics, Inc	352,404
200		C&D Technologies, Inc	1,882
13,321	*	Catapult Communications Corp	244,307
9,445	*	Ceradyne, Inc	346,443
5,979	*	Checkpoint Systems, Inc	141,822
86,900	*	Ciena Corp	229,416
6,108	*	Comtech Telecommunications Corp	253,299
10,700		CTS Corp	129,470
5,700		Cubic Corp	97,584
10,720	*	Cymer, Inc	335,750
3,680	*	Diodes, Inc	133,437
23,347	*	Ditech Communications Corp	157,359
7,458	*	DSP Group, Inc	191,372
10,270	*	Electro Scientific Industries, Inc	229,637
7,800	*	Energy Conversion Devices, Inc	350,064
4,200	*	EnerSys	63,714
2,657	*	Exar Corp	37,251
18,200	*	Fairchild Semiconductor International, Inc	270,452
1,644		Franklin Electric Co, Inc	68,045

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES			VALUE
34,900	*	Gemstar-TV Guide International, Inc	$103,304
14,291	*	Genlyte Group, Inc	687,111
18,067	*	GrafTech International Ltd	98,104
4,200	*	Greatbatch, Inc	115,248
20,500	*	Harmonic, Inc	119,310
7,758		Helix Technology Corp	114,430
8,900	*	Hexcel Corp	162,781
7,100	*	Hutchinson Technology, Inc	185,452
47,700		Imation Corp	2,044,899
29,608	*	Integrated Device Technology, Inc	317,990
6,017		Inter-Tel, Inc	126,357
12,600	*	InterVoice, Inc	113,526
7,055	*	IXYS Corp	74,501
2,902	*	Lifeline Systems, Inc	97,014
4,725		Lincoln Electric Holdings, Inc	186,165
3,155	*	Littelfuse, Inc	88,750
14,171	*	Mattson Technology, Inc	106,424
6,100		Maytag Corp	111,386
17,729	*	McData Corp (Class A)	92,900
2,066	*	Medis Technologies Ltd	37,085
6,200	*	Mercury Computer Systems, Inc	162,750
10,451		Methode Electronics, Inc	120,395
36,512	*	Metrologic Instruments, Inc	664,153
10,394	*	Micrel, Inc	116,725
9,357	*	Microsemi Corp	238,978
10,918	*	Microtune, Inc	68,019
11,818	*	MIPS Technologies, Inc	80,717
22,600	*	Moog, Inc	667,152
51,367	*	Omnivision Technologies, Inc	648,252
8,880	*	ON Semiconductor Corp	45,910
5,100		Park Electrochemical Corp	135,915
34,208	*	Photronics, Inc	663,635
11,866	*	Pixelworks, Inc	78,197
32,100		Plantronics, Inc	989,001
92,600	*	Polycom, Inc	1,497,342
1,470	*	Portalplayer, Inc	40,322
3,023		Raven Industries, Inc	88,423
3,400		Regal-Beloit Corp	110,296
1,700	*	Rogers Corp	65,790
7,458	*	Seachange International, Inc	47,433
12,700	*	Semtech Corp	209,169
42,880	*	Sigmatel, Inc	867,891
143,470	*	Silicon Image, Inc	1,275,448
24,610	*	Silicon Storage Technology, Inc	132,402
45,306	*	Skyworks Solutions, Inc	318,048
11,100		Spectralink Corp	141,525
5,348	*	Standard Microsystems Corp	159,959
2,780	*	Supertex, Inc	83,372
12,993	*	Symmetricom, Inc	100,566
39,516	*	Synaptics, Inc	742,901
12,000		Technitrol, Inc	183,840
15,921	*	Tekelec	333,545
5,623	*	Tessera Technologies, Inc	168,184
17,293	*	Triquint Semiconductor, Inc	60,871

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES			VALUE

47,056	*	TTM Technologies, Inc	$336,450
4,044	*	Ultralife Batteries, Inc	52,248
3,923	*	Universal Electronics, Inc	67,829
10,800	*	Varian Semiconductor Equipment Associates, Inc	457,596
4,695	*	Viasat, Inc	120,427
1,300	*	Volterra Semiconductor Corp	15,951
103,460	*	Westell Technologies, Inc	376,594

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	23,513,649

ENGINEERING AND MANAGEMENT SERVICES - 2.07%
16,000	*	Applera Corp (Celera Genomics Group)	194,080
7,500	*	Ariad Pharmaceuticals, Inc	55,725
1,000	*	CRA International, Inc	41,690
6,100	*	CuraGen Corp	30,195
5,100	*	CV Therapeutics, Inc	136,425
7,698	*	deCODE genetics, Inc	64,586
44,380	*	DiamondCluster International, Inc	336,400
9,985	*	Digitas, Inc	113,430
6,834	*	Diversa Corp	39,569
6,265	*	eResearch Technology, Inc	88,900
10,723	*	Exelixis, Inc	82,245
2,036	*	Exponent, Inc	63,910
27,922	*	Harris Interactive, Inc	119,227
1,456	*	Huron Consulting Group, Inc	39,050
13,458	*	ICOS Corp	371,710
17,000	*	Incyte Corp	79,900
3,350	*	Keryx Biopharmaceuticals, Inc	52,796
900		Landauer, Inc	44,100
15,026	*	Lexicon Genetics, Inc	59,803
64,797	*	Lifecell Corp	1,401,559
5,600		MAXIMUS, Inc	200,200
5,128	*	Maxygen, Inc	42,511
17,163	*	Monogram Biosciences, Inc	40,333
1,700	*	MTC Technologies, Inc	54,366
6,170	*	Myriad Genetics, Inc	134,876
14,217	*	Navigant Consulting, Inc	272,398
7,037	*	Neurogen Corp	48,415
3,500	*	Orchid Cellmark, Inc	29,750
70,490	*	Per-Se Technologies, Inc	1,456,323
10,600	*	Regeneron Pharmaceuticals, Inc	100,594
3,555	*	Resources Connection, Inc	105,335
2,800	*	Rigel Pharmaceuticals, Inc	66,556
8,600	*	Savient Pharmaceuticals, Inc	32,422
3,270	*	SFBC International, Inc	145,155
9,600	*	Shaw Group, Inc	236,736
4,735	*	Sourcecorp	101,518
5,996	*	Symyx Technologies, Inc	156,616
7,380	*	Telik, Inc	120,737
4,645	*	URS Corp	187,612
3,964	*	Washington Group International, Inc	213,620
9,200		Watson Wyatt & Co Holdings	247,940

		TOTAL ENGINEERING AND MANAGEMENT SERVICES	7,409,313

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES			VALUE

FABRICATED METAL PRODUCTS - 0.92%
1,700		Ameron International Corp	$78,880
33,603		Commercial Metals Co	1,133,765
3,047	*	Commercial Vehicle Group, Inc	63,804
7,400		Crane Co	220,076
17,200	*	Earle M Jorgensen Co	163,916
4,400	*	Griffon Corp	108,240
2,311		Gulf Island Fabrication, Inc	66,441
21,600	*	Jacuzzi Brands, Inc	174,096
4,600	*	NCI Building Systems, Inc	187,634
15,834		Silgan Holdings, Inc	526,639
4,000		Simpson Manufacturing Co, Inc	156,560
14,100	*	Taser International, Inc	86,997
2,100		Valmont Industries, Inc	61,656
3,500	*	Water Pik Technologies, Inc	71,050
7,000		Watts Water Technologies, Inc (Class A)	201,950

		TOTAL FABRICATED METAL PRODUCTS	3,301,704

FOOD AND KINDRED PRODUCTS - 0.42%
5,200		Corn Products International, Inc	104,884
18,790	*	Darling International, Inc	66,329
3,700		Flowers Foods, Inc	100,936
14,469	*	Gold Kist, Inc	282,869
1,200	*	Hansen Natural Corp	56,496
16,300	*	Hercules, Inc	199,186
896		J&J Snack Foods Corp	51,789
7,484		Lancaster Colony Corp	321,812
800	*	M&F Worldwide Corp	12,440
2,300	*	Peet's Coffee & Tea, Inc	70,426
4,200		Ralcorp Holdings, Inc	176,064
1,428		Sanderson Farms, Inc	53,064

		TOTAL FOOD AND KINDRED PRODUCTS	1,496,295

FOOD STORES - 0.17%
100		Arden Group, Inc (Class A)	7,526
2,961		Ingles Markets, Inc (Class A)	46,784
9,684	*	Pantry, Inc	361,891
4,700		Ruddick Corp	108,335
2,400		Weis Markets, Inc	96,024

		TOTAL FOOD STORES	620,560

FURNITURE AND FIXTURES - 0.51%
18,700		Ethan Allen Interiors, Inc	586,245
23,400		Furniture Brands International, Inc	421,902
3,982		Hooker Furniture Corp	66,181
6,165		Kimball International, Inc (Class B)	74,535
19,100		La-Z-Boy, Inc	251,929

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES			VALUE

16,192	*	Select Comfort Corp	$323,516
3,714		Stanley Furniture Co, Inc	97,270

		TOTAL FURNITURE AND FIXTURES	1,821,578

FURNITURE AND HOMEFURNISHINGS STORES - 0.30%
3,815	*	Brookstone, Inc	76,071
1,168	*	Electronics Boutique Holdings Corp	73,397
5,000	*	GameStop Corp (Class B)	141,950
3,943	*	Guitar Center, Inc	217,693
6,700		Haverty Furniture Cos, Inc	81,941
6,300	*	Linens 'n Things, Inc	168,210
5,081		Movie Gallery, Inc	52,792
14,419	*	Trans World Entertainment Corp	113,766
5,169		Tuesday Morning Corp	133,722

		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	1,059,542

GENERAL BUILDING CONTRACTORS - 0.74%
5,100		Brookfield Homes Corp	283,203
5,163	*	Comstock Homebuilding Cos, Inc	102,847
10,100		Levitt Corp (Class A)	231,694
900		M/I Homes, Inc	48,834
6,700	*	Perini Corp	121,940
4,425		Technical Olympic USA, Inc	115,758
22,200		Walter Industries, Inc	1,086,024
7,700	*	WCI Communities, Inc	218,449
2,800	*	William Lyon Homes, Inc	434,560

		TOTAL GENERAL BUILDING CONTRACTORS	2,643,309

GENERAL MERCHANDISE STORES - 0.10%
182		Casey's General Stores, Inc	4,222
100	*	Retail Ventures, Inc	1,098
8,000	*	ShopKo Stores, Inc	204,160
6,490		Stein Mart, Inc	131,747

		TOTAL GENERAL MERCHANDISE STORES	341,227

HEALTH SERVICES - 1.92%
3,753	*	Amedisys, Inc	146,367
3,512	*	America Service Group, Inc	58,264
1,100	*	American Healthways, Inc	46,640
3,065	*	Amsurg Corp	83,858
17,950	*	Apria Healthcare Group, Inc	572,785
104,400	*	Beverly Enterprises, Inc	1,278,900
5,700	*	Enzo Biochem, Inc	87,552
41,418	*	Genesis HealthCare Corp	1,669,974
11,773	*	Gentiva Health Services, Inc	213,327

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES			VALUE

23,983		Hooper Holmes, Inc	$94,253
10,500	*	Kindred Healthcare, Inc	312,900
1,627		LCA-Vision, Inc	60,394
22	*	LifePoint Hospitals, Inc	962
30,897	*	Magellan Health Services, Inc	1,086,030
17,884	*	Nektar Therapeutics	303,134
12,400	*	OCA, Inc	18,600
8,894	*	Odyssey HealthCare, Inc	150,931
5,572		Option Care, Inc	81,574
2,250	*	Pediatrix Medical Group, Inc	172,845
2,300	*	Psychiatric Solutions, Inc	124,729
5,100	*	RehabCare Group, Inc	104,652
2,100	*	Sunrise Senior Living, Inc	140,154
3,300	*	U.S. Physical Therapy, Inc	59,928

		TOTAL HEALTH SERVICES	6,868,753

HEAVY CONSTRUCTION, EXCEPT BUILDING - 0.05%
5,100		Granite Construction, Inc	195,024

		TOTAL HEAVY CONSTRUCTION, EXCEPT BUILDING	195,024

HOLDING AND OTHER INVESTMENT OFFICES - 9.00%
156,185		Aames Investment Corp	980,842
7,300		Acadia Realty Trust	131,327
5,300		Alexandria Real Estate Equities, Inc	438,257
26,937		American Home Mortgage Investment Corp	816,191
4,600		AMLI Residential Properties Trust	147,522
39,300		Anthracite Capital, Inc	455,094
26,900		Anworth Mortgage Asset Corp	222,463
18,200		Apollo Investment Corp	360,360
3,700		Arbor Realty Trust, Inc	103,970
2,900		Ashford Hospitality Trust, Inc	31,204
16,400		Bimini Mortgage Management, Inc (Class A)	185,320
13,700		BioMed Realty Trust, Inc	339,760
22,200	*	Boykin Lodging Co	275,724
12,000		Brandywine Realty Trust	373,080
10,170		Capital Automotive REIT	393,681
799		Capital Southwest Corp	68,051
2,000		Capital Trust, Inc	64,320
5,300		Cedar Shopping Centers, Inc	76,691
6,800		Colonial Properties Trust	302,464
15,383		Commercial Net Lease Realty, Inc	307,660
7,200		Corporate Office Properties Trust	251,640
3,400		Correctional Properties Trust	99,994
6,127		Cousins Properties, Inc	185,158
1,700	*	Criimi MAE, Inc	29,257
5,500		Digital Realty Trust, Inc	99,000
3,000		EastGroup Properties, Inc	131,250
7,300		ECC Capital Corp	23,798
6,300		Education Realty Trust, Inc	105,210

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES			VALUE

900	*	Enstar Group, Inc	$58,401
6,900		Entertainment Properties Trust	307,947
4,700		Equity Inns, Inc	63,450
3,000		Equity Lifestyle Properties, Inc	135,000
10,500		Equity One, Inc	244,125
7,300	*	FelCor Lodging Trust, Inc	110,595
30,384		Fieldstone Investment Corp	354,277
9,800		First Industrial Realty Trust, Inc	392,490
8,500		Gables Residential Trust	371,025
4,800		Getty Realty Corp	138,144
3,143		Gladstone Capital Corp	70,875
4,900		Glenborough Realty Trust, Inc	94,080
10,100		Glimcher Realty Trust	247,147
3,800		Gramercy Capital Corp	91,048
5,300		Harris & Harris Group, Inc	58,830
5,300		Heritage Property Investment Trust	185,500
20,700		Highland Hospitality Corp	212,382
15,200		Highwoods Properties, Inc	448,552
9,793		Home Properties, Inc	384,375
21,429		IMPAC Mortgage Holdings, Inc	262,720
17,400		Inland Real Estate Corp	272,484
9,300		Innkeepers U.S.A. Trust	143,685
9,031		Investors Real Estate Trust	85,795
140,367		iShares Russell 2000 Index Fund	9,318,965
9,753		iShares S&P SmallCap 600 Index Fund	563,333
4,400		Kilroy Realty Corp	246,532
4,400		Kite Realty Group Trust	65,648
4,600		LaSalle Hotel Properties	158,470
6,700		Lexington Corporate Properties Trust	157,785
12,000		LTC Properties, Inc	254,400
52,000		Luminent Mortgage Capital, Inc	392,600
4,000		Maguire Properties, Inc	120,200
6,400	*	MeriStar Hospitality Corp	58,432
41,525		MFA Mortgage Investments, Inc	254,548
13,500		Mid-America Apartment Communities, Inc	627,885
35,100		MortgageIT Holdings, Inc	499,122
21,600		National Health Investors, Inc	596,376
10,100		Nationwide Health Properties, Inc	235,330
5,011		New Century Financial Corp	181,749
12,500		Newcastle Investment Corp	348,750
7,385		Novastar Financial, Inc	243,631
7,500		Omega Healthcare Investors, Inc	104,400
1,300		One Liberty Properties, Inc	25,883
3,800		Parkway Properties, Inc	178,296
19,400		Pennsylvania Real Estate Investment Trust	818,292
9,200		Post Properties, Inc	342,700
10,500		Prentiss Properties Trust	426,300
2,200		PS Business Parks, Inc	100,760
4,200		RAIT Investment Trust	119,700
3,300		Ramco-Gershenson Properties	96,327
5,713		Redwood Trust, Inc	277,709
3,100		Saul Centers, Inc	111,569
55,130		Saxon Capital, Inc	653,290

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES			VALUE

10,000		Senior Housing Properties Trust	$190,000
4,500		Sovran Self Storage, Inc	220,275
42,000		Spirit Finance Corp	472,500
4,000		Strategic Hotel Capital, Inc	73,040
6,500		Sun Communities, Inc	212,940
6,200		Sunstone Hotel Investors, Inc	151,218
3,800		Tanger Factory Outlet Centers, Inc	105,678
3,000	*	Tarragon Corp	55,680
11,700		Taubman Centers, Inc	370,890
4,900		Town & Country Trust	142,198
10,705		Trustreet Properties, Inc	167,533
3,300		Universal Health Realty Income Trust	109,725
5,800		Urstadt Biddle Properties, Inc (Class A)	87,928
6,000		U-Store-It Trust	121,620
8,300		Washington Real Estate Investment Trust	258,213
19,800		Winston Hotels, Inc	198,000

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	32,248,635

HOTELS AND OTHER LODGING PLACES - 0.36%
6,146		Ameristar Casinos, Inc	128,083
5,100	*	Aztar Corp	157,131
22,300	*	Bluegreen Corp	393,595
2,662	*	Isle of Capri Casinos, Inc	56,913
21,900	*	La Quinta Corp	190,311
5,600		Marcus Corp	112,224
2,600	*	Monarch Casino & Resort, Inc	44,174
8,100	*	MTR Gaming Group, Inc	64,881
5,600	*	Vail Resorts, Inc	161,000

		TOTAL HOTELS AND OTHER LODGING PLACES	1,308,312

INDUSTRIAL MACHINERY AND EQUIPMENT - 6.29%
7,800		Actuant Corp	365,040
18,935	*	Advanced Digital Information Corp	177,989
42,600	*	AGCO Corp	775,320
49,900		Albany International Corp (Class A)	1,839,813
3,116	*	ASV, Inc	70,577
28,508	*	Axcelis Technologies, Inc	148,812
2,340		Black Box Corp	98,186
14,200	*	Blount International, Inc	250,488
10,300		Briggs & Stratton Corp	356,277
165,795	*	Brocade Communications Systems, Inc	676,444
13,036	*	Brooks Automation, Inc	173,770
3,220		Bucyrus International, Inc (Class A)	158,199
15,000		Cascade Corp	730,500
3,200		Curtiss-Wright Corp	197,472
17,227	*	Dot Hill Systems Corp	115,938
43,990	*	Emulex Corp	889,038
11,589		Engineered Support Systems, Inc	475,612
52,000	*	EnPro Industries, Inc	1,751,880

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES			VALUE

28,842	*	Entegris, Inc	$325,915
35,935	*	Extreme Networks, Inc	159,911
14,249	*	Fargo Electronics, Inc	248,930
800	*	Flanders Corp	9,712
15,500	*	Flowserve Corp	563,425
3,800	*	Gardner Denver, Inc	169,480
22,900	*	Gateway, Inc	61,830
6,611	*	Global Imaging Systems, Inc	225,105
100		Gorman-Rupp Co	2,405
15,166	*	Hydril	1,040,994
5,200		Kaydon Corp	147,732
42,170		Kennametal, Inc	2,068,017
21,193	*	Komag, Inc	677,328
14,924	*	Kulicke & Soffa Industries, Inc	108,199
7,000		Lennox International, Inc	191,870
4,100		Manitowoc Co, Inc	206,025
38,500	*	Maxtor Corp	169,400
11,041	*	Micros Systems, Inc	483,044
900	*	Middleby Corp	65,250
31,100		Modine Manufacturing Co	1,140,748
3,700		Nacco Industries, Inc (Class A)	423,465
9,003	*	Netgear, Inc	216,612
4,579		NN, Inc	54,902
7,183		Nordson Corp	273,169
38,600	*	Oil States International, Inc	1,401,566
19,826	*	Palm, Inc	561,671
22,300	*	PAR Technology Corp	512,900
20,400	*	Paxar Corp	343,740
1,900		Sauer-Danfoss, Inc	38,000
2,623	*	Scansource, Inc	127,845
3,200	*	Semitool, Inc	25,440
2,500		Standex International Corp	65,825
5,100		Stewart & Stevenson Services, Inc	121,635
3,977		Tecumseh Products Co (Class A)	85,585
2,000		Tennant Co	81,960
7,300	*	UNOVA, Inc	255,354
7,000	*	VeriFone Holdings, Inc	140,770
3,100		Watsco, Inc	164,641
2,764		Woodward Governor Co	235,078
2,000		York International Corp	112,140

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	22,558,973

INSTRUMENTS AND RELATED PRODUCTS - 7.34%
19,608	*	ADE Corp	440,788
32	*	Advanced Medical Optics, Inc	1,214
5,515	*	Advanced Neuromodulation Systems, Inc	261,742
7,831	*	Align Technology, Inc	52,624
9,933	*	American Medical Systems Holdings, Inc	200,150
2,400	*	American Science & Engineering, Inc	157,416
2,390		Analogic Corp	120,480
35,978	*	Angiodynamics, Inc	755,538

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES			VALUE

2,500	*	ARGON ST, Inc	$73,350
6,054		Arrow International, Inc	170,723
1,706	*	Arthrocare Corp	68,615
1,965	*	Aspect Medical Systems, Inc	58,223
3,102		BEI Technologies, Inc	108,539
4,800	*	Bio-Rad Laboratories, Inc (Class A)	263,952
2,021	*	Biosite, Inc	125,019
17,033	*	Candela Corp	167,264
12,236	*	Cepheid, Inc	90,424
17,392		CNS, Inc	453,409
7,844	*	Coherent, Inc	229,672
11,375		Cohu, Inc	269,019
17,723	*	Conmed Corp	494,117
3,124	*	Cyberonics, Inc	93,220
8,403		Datascope Corp	260,661
18,697	*	Dionex Corp	1,014,312
24,800	*	DJ Orthopedics, Inc	717,712
3,500		DRS Technologies, Inc	172,760
4,600		EDO Corp	138,138
7,167	*	Encore Medical Corp	33,685
22,800	*	ESCO Technologies, Inc	1,141,596
6,500	*	Esterline Technologies Corp	246,285
3,482	*	Excel Technology, Inc	89,453
2,357	*	FARO Technologies, Inc	45,938
3,579	*	FEI Co	68,896
52,210	*	Fossil, Inc	949,700
1,910	*	Foxhollow Technologies, Inc	90,935
7,200	*	Haemonetics Corp	342,216
3,323	*	Herley Industries, Inc	61,907
29,918	*	Hologic, Inc	1,727,764
1,549	*	ICU Medical, Inc	44,549
2,056	*	I-Flow Corp	28,188
6,504	*	II-VI, Inc	115,381
9,427	*	Illumina, Inc	120,760
5,856	*	Integra LifeSciences Holdings Corp	224,051
7,940	*	Intermagnetics General Corp	221,844
3,861	*	Intralase Corp	56,795
9,816	*	Intuitive Surgical, Inc	719,415
5,200		Invacare Corp	216,684
5,584	*	IRIS International, Inc	102,969
6,738	*	Itron, Inc	307,657
10,800		Keithley Instruments, Inc	157,680
1,443	*	Kensey Nash Corp	44,242
17,329	*	Kyphon, Inc	761,436
2,800	*	LaBarge, Inc	36,176
3,214	*	Laserscope	90,570
3,469	*	LeCroy Corp	51,515
3,100	*	Measurement Specialties, Inc	65,720
33,500		Mentor Corp	1,842,835
3,536	*	Merit Medical Systems, Inc	62,729
15,800		Mine Safety Appliances Co	611,460
27,314	*	MKS Instruments, Inc	470,620
8,186	*	Molecular Devices Corp	171,006

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES			VALUE

5,500		Movado Group, Inc	$102,960
18,226		MTS Systems Corp	688,396
6,316	*	Newport Corp	87,982
2,200	*	NuVasive, Inc	41,228
1,901	*	Palomar Medical Technologies, Inc	49,863
18,696	*	Rofin-Sinar Technologies, Inc	710,261
3,761	*	Rudolph Technologies, Inc	50,661
5,503	*	Sirf Technology Holdings, Inc	165,805
10,019	*	Somanetics Corp	250,475
1,253	*	SonoSite, Inc	37,189
45,750		STERIS Corp	1,088,393
11,300	*	Sybron Dental Specialties, Inc	469,854
1,800	*	Symmetry Medical, Inc	42,660
3,367	*	Techne Corp	191,852
35,500	*	Teledyne Technologies, Inc	1,223,685
40,889	*	Thoratec Corp	726,189
8,358	*	TriPath Imaging, Inc	59,007
9,400		United Industrial Corp	336,050
21,582	*	Varian, Inc	740,694
3,495	*	Ventana Medical Systems, Inc	133,055
7,100	*	Viasys Healthcare, Inc	177,429
4,049		Vital Signs, Inc	186,618
4,020	*	Wright Medical Group, Inc	99,214
10,660		X-Rite, Inc	132,184
3,185		Young Innovations, Inc	120,584
4,391	*	Zoll Medical Corp	115,264

		TOTAL INSTRUMENTS AND RELATED PRODUCTS	26,309,290

INSURANCE AGENTS, BROKERS AND SERVICE - 0.10%
7,000		Clark, Inc	117,810
2,058	*	LabOne, Inc	89,523
3,300		National Financial Partners Corp	148,962

		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	356,295

INSURANCE CARRIERS - 2.59%
2,600		21st Century Insurance Group	41,470
7,982		Affirmative Insurance Holdings, Inc	116,218
3,822		Alfa Corp	63,751
9,461	*	American Physicians Capital, Inc	464,819
1,883	*	Argonaut Group, Inc	50,860
36,500		Bristol West Holdings, Inc	666,125
18,902	*	Centene Corp	473,117
44	*	Ceres Group, Inc	248
27,320	*	Covanta Holding Corp	366,908
1,100		Delphi Financial Group, Inc (Class A)	51,480
44,306		Direct General Corp	874,157
2,233		Donegal Group, Inc	48,456
1,900		FBL Financial Group, Inc (Class A)	56,905
5,900		Great American Financial Resources, Inc	118,000

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES			VALUE

3,525		Harleysville Group, Inc	$84,600
4,992	*	HealthExtras, Inc	106,729
11,200		Horace Mann Educators Corp	221,536
5,971		Infinity Property & Casualty Corp	209,522
1,006		Kansas City Life Insurance Co	51,477
6,300		LandAmerica Financial Group, Inc	407,295
2,674		Midland Co	96,344
18,230	*	Molina Healthcare, Inc	455,568
388	*	National Western Life Insurance Co (Class A)	81,965
1,379	*	Navigators Group, Inc	51,464
16,362		Ohio Casualty Corp	443,738
21,500		Phoenix Cos, Inc	262,300
2,690	*	PMA Capital Corp (Class A)	23,618
13,344		Presidential Life Corp	240,192
7,000	*	ProAssurance Corp	326,690
5,000		RLI Corp	231,300
16,714		Safety Insurance Group, Inc	594,851
8,067		Selective Insurance Group, Inc	394,476
5,801		State Auto Financial Corp	183,544
5,700		Stewart Information Services Corp	291,840
2,500		Tower Group, Inc	37,800
4,201	*	Triad Guaranty, Inc	164,763
14,100		UICI	507,600
822		United Fire & Casualty Co	37,080
5,200	*	WellCare Health Plans, Inc	192,660
3,000		Zenith National Insurance Corp	188,070

		TOTAL INSURANCE CARRIERS	9,279,536

JUSTICE, PUBLIC ORDER AND SAFETY - 0.08%
5,400	*	Corrections Corp of America	214,380
2,900	*	Geo Group, Inc	76,850

		TOTAL JUSTICE, PUBLIC ORDER AND SAFETY	291,230

LEATHER AND LEATHER PRODUCTS - 0.51%
1,900		Brown Shoe Co, Inc	62,700
5,900	*	Genesco, Inc	219,716
73,950		Wolverine World Wide, Inc	1,556,648

		TOTAL LEATHER AND LEATHER PRODUCTS	1,839,064

LEGAL SERVICES - 0.07%
6,100	*	FTI Consulting, Inc	154,086
2,100		Pre-Paid Legal Services, Inc	81,270

		TOTAL LEGAL SERVICES	235,356

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES			VALUE

LUMBER AND WOOD PRODUCTS - 0.22%
2,970		American Woodmark Corp	$99,792
22,500	*	Champion Enterprises, Inc	332,550
2,600		Deltic Timber Corp	119,730
1,000		Skyline Corp	40,640
3,730		Universal Forest Products, Inc	213,804

		TOTAL LUMBER AND WOOD PRODUCTS	806,516

METAL MINING - 0.22%
3,300		Cleveland-Cliffs, Inc	287,463
35,400	*	Coeur d'Alene Mines Corp	149,742
25,700	*	Hecla Mining Co	112,566
4,950		Royal Gold, Inc	133,007
11,700	*	Stillwater Mining Co	107,055

		TOTAL METAL MINING	789,833

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.72%
16,900		Blyth, Inc	376,701
17,200		Callaway Golf Co	259,548
4,300		Charles & Colvard Ltd	107,328
4,300		Daktronics, Inc	103,114
390		Escalade, Inc	5,168
8,927	*	Jakks Pacific, Inc	144,885
3,200	*	K2, Inc	36,480
4,900		Marine Products Corp	54,047
2,000		Nautilus, Inc	44,140
3,641	*	RC2 Corp	122,920
600	*	Steinway Musical Instruments, Inc	15,810
52,800		Yankee Candle Co, Inc	1,293,600

		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	2,563,741

MISCELLANEOUS RETAIL - 0.85%
5,822	*	1-800-FLOWERS.COM, Inc (Class A)	40,812
9,946		Big 5 Sporting Goods Corp	237,312
1,432		Blair Corp	52,826
2,500	*	Build-A-Bear Workshop, Inc	55,750
26,900		Cash America International, Inc	558,175
3,362	*	Coldwater Creek, Inc	84,790
5,169	*	Hibbett Sporting Goods, Inc	115,010
8,600		Longs Drug Stores Corp	368,854
2,308	*	Party City Corp	39,051
25,100	*	Petco Animal Supplies, Inc	531,116
5,055	*	Priceline.com, Inc	97,663
3,151	*	Sharper Image Corp	39,703
7,500	*	Sports Authority, Inc	220,800
4,000	*	Stamps.com, Inc	68,840
6,700		World Fuel Services Corp	217,415
12,340	*	Zale Corp	335,401

		TOTAL MISCELLANEOUS RETAIL	3,063,518

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES			VALUE

MOTION PICTURES - 0.11%
27,300		Blockbuster, Inc (Class A)	$129,675
3,559		Carmike Cinemas, Inc	81,643
7,521	*	Macrovision Corp	143,651
7,155	*	Time Warner Telecom, Inc (Class A)	55,809

		TOTAL MOTION PICTURES	410,778

NONDEPOSITORY INSTITUTIONS - 1.55%
1,316	*	Accredited Home Lenders Holding Co	46,271
19,600		Advance America Cash Advance Centers, Inc	259,700
2,288		Advanta Corp (Class A)	59,625
2,600		Advanta Corp (Class B)	73,398
3,200		Ares Capital Corp	52,096
6,115		Asta Funding, Inc	185,651
4,694		Beverly Hills Bancorp, Inc	48,160
10,000		CharterMac	205,000
7,200	*	Collegiate Funding Services LLC	106,632
17,580	*	CompuCredit Corp	780,904
2,228	*	Credit Acceptance Corp	31,860
29,584		Doral Financial Corp	386,663
8,784	*	Encore Capital Group, Inc	156,707
4,500		Federal Agricultural Mortgage Corp (Class C)	109,530
1,000		Financial Federal Corp	39,800
32,759	*	First Cash Financial Services, Inc	862,217
8,082		MCG Capital Corp	136,343
103,200	*	Metris Cos, Inc	1,509,816
4,700		NGP Capital Resources Co	70,782
25,900	*	Ocwen Financial Corp	179,746
10,400	*	World Acceptance Corp	264,264

		TOTAL NONDEPOSITORY INSTITUTIONS	5,565,165

NONMETALLIC MINERALS, EXCEPT FUELS - 0.05%
3,200		AMCOL International Corp	61,024
5,100		Compass Minerals International, Inc	117,300

		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	178,324

OIL AND GAS EXTRACTION - 3.68%
2,864	*	Atlas America, Inc	139,906
2,550	*	ATP Oil & Gas Corp	83,742
18,637		Berry Petroleum Co (Class A)	1,242,902
1,800	*	Bill Barrett Corp	66,276
11,372		Cabot Oil & Gas Corp (Class A)	574,400
23,352	*	Cal Dive International, Inc	1,480,750
4,000	*	Callon Petroleum Co	83,720
10,200	*	Cheniere Energy, Inc	421,872
17,071	*	Cimarex Energy Co	773,828
2,100	*	Comstock Resources, Inc	68,901

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES			VALUE

4,818	*	Edge Petroleum Corp	$127,147
4,850	*	FX Energy, Inc	58,054
9,100	*	Gasco Energy, Inc	60,515
23,246	*	Global Industries Ltd	342,646
170,100	*	Grey Wolf, Inc	1,433,943
33,500	*	Harvest Natural Resources, Inc	359,455
10,100	*	Houston Exploration Co	679,225
3,500	*	KCS Energy, Inc	96,355
2,900	*	McMoRan Exploration Co	56,376
25,240	*	Meridian Resource Corp	105,251
11,000	*	Newpark Resources, Inc	92,620
3,800	*	Oceaneering International, Inc	202,958
500	v*	PetroCorp (Escrow)	-
10,616	*	PetroHawk Energy Corp	152,977
22,426	*	Petroleum Development Corp	859,813
5,731	*	Petroquest Energy, Inc	59,832
1,500	*	Remington Oil & Gas Corp	62,250
4,100		RPC, Inc	105,616
2,500	*	SEACOR Holdings, Inc	181,450
1,500	*	Spinnaker Exploration Co	97,035
10,600		St. Mary Land & Exploration Co	387,960
3,400	*	Stone Energy Corp	207,536
8,200	*	Superior Energy Services	189,338
8,300	*	Swift Energy Co	379,725
5,447	*	Syntroleum Corp	79,308
3,100	*	Toreador Resources Corp	109,740
139,579	*	Transmontaigne, Inc	1,115,236
3,200	*	Tri-Valley Corp	31,840
9,500	*	Veritas DGC, Inc	347,890
2,500		W&T Offshore, Inc	81,075
3,700	*	W-H Energy Services, Inc	119,954
2,000	*	Whiting Petroleum Corp	87,680

		TOTAL OIL AND GAS EXTRACTION	13,207,097

PAPER AND ALLIED PRODUCTS - 0.45%
8,477		Bowater, Inc	239,645
9,000	*	Buckeye Technologies, Inc	73,080
600		Chesapeake Corp	11,034
7,800		Glatfelter	109,902
5,100	*	Graphic Packaging Corp	14,280
4,500		Greif, Inc (Class A)	270,450
8,900		Longview Fibre Co	173,461
4,100		Neenah Paper, Inc	120,130
12,900	*	Playtex Products, Inc	141,900
5,600		Potlatch Corp	291,872
1,400		Rock-Tenn Co (Class A)	21,140
3,500		Schweitzer-Mauduit International, Inc	78,120
6,300		Wausau Paper Corp	78,813

		TOTAL PAPER AND ALLIED PRODUCTS	1,623,827

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES			VALUE

PERSONAL SERVICES - 0.35%
3,470	*	Coinstar, Inc	$64,230
5,324		G & K Services, Inc (Class A)	209,712
31,900		Jackson Hewitt Tax Service, Inc	762,729
3,300		Regis Corp	124,806
2,500		Unifirst Corp	87,675

		TOTAL PERSONAL SERVICES	1,249,152

PETROLEUM AND COAL PRODUCTS - 1.40%
3,000		ElkCorp	107,310
55,979		Frontier Oil Corp	2,482,669
12,800	*	Giant Industries, Inc	749,312
3,022	*	Headwaters, Inc	113,023
21,500		Holly Corp	1,375,570
2,005		Tesoro Corp	134,816
2,600		WD-40 Co	68,926

		TOTAL PETROLEUM AND COAL PRODUCTS	5,031,626

PRIMARY METAL INDUSTRIES - 2.72%
151,716	*	AK Steel Holding Corp	1,300,206
6,400	*	Aleris International, Inc	175,680
6,300		Belden CDT, Inc	122,409
5,300	*	Brush Engineered Materials, Inc	84,164
1,900		Carpenter Technology Corp	111,359
17,981	*	Century Aluminum Co	404,213
14,677	*	Chaparral Steel Co	370,154
12,500	*	CommScope, Inc	216,750
4,339	*	Encore Wire Corp	70,552
8,700	*	General Cable Corp	146,160
6,851		Gibraltar Industries, Inc	156,682
26,300	*	Lone Star Technologies, Inc	1,462,017
9,294		Matthews International Corp (Class A)	351,220
12,000	*	Maverick Tube Corp	360,000
5,300		Mueller Industries, Inc	147,181
11,040	*	NS Group, Inc	433,320
5,145	*	Oregon Steel Mills, Inc	143,546
29,250		Quanex Corp	1,936,935
800		Roanoke Electric Steel Corp	16,024
3,300	*	RTI International Metals, Inc	129,855
5,571		Schnitzer Steel Industries, Inc (Class A)	181,447
22,659		Steel Dynamics, Inc	769,500
3,227		Steel Technologies, Inc	83,676
4,800	*	Superior Essex, Inc	86,448
1,700		Texas Industries, Inc	92,480
3,600	*	Titanium Metals Corp	142,416
7,600		Tredegar Corp	98,876
3,076	*	Wheeling-Pittsburgh Corp	51,461
5,500		Worthington Industries, Inc	115,665

		TOTAL PRIMARY METAL INDUSTRIES	9,760,396

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES			VALUE

PRINTING AND PUBLISHING - 1.60%
7,100		Banta Corp	$361,319
7,000	*	Cenveo, Inc	72,590
18,300	*	Consolidated Graphics, Inc	787,815
1,658		CSS Industries, Inc	53,918
7,400		Ennis, Inc	124,320
26,906		John H Harland Co	1,194,626
6,600		Journal Communications, Inc	98,340
17,100		Journal Register Co	276,678
2,800	*	Martha Stewart Living Omnimedia, Inc (Class A)	70,056
21,900		Media General, Inc (Class A)	1,270,419
354	*	Presstek, Inc	4,595
14,300	*	Primedia, Inc	58,487
8,300		Reader's Digest Association, Inc (Class A)	132,551
14,634	*	Scholastic Corp	540,873
2,400		Standard Register Co	35,880
4,300		Thomas Nelson, Inc	80,668
14,600	*	Valassis Communications, Inc	569,108

		TOTAL PRINTING AND PUBLISHING	5,732,243

RAILROAD TRANSPORTATION - 0.26%
8,100		Florida East Coast Industries	366,849
3,600	*	Genesee & Wyoming, Inc (Class A)	114,120
19,500	*	Kansas City Southern Industries, Inc	454,545

		TOTAL RAILROAD TRANSPORTATION	935,514

REAL ESTATE - 0.52%
10,492	*	Alderwoods Group, Inc	171,859
4,000		Consolidated-Tomoka Land Co	272,000
14,800		Jones Lang LaSalle, Inc	681,688
29,762		Stewart Enterprises, Inc (Class A)	197,322
22,600	*	Trammell Crow Co	557,768

		TOTAL REAL ESTATE	1,880,637

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.28%
2,300		Cooper Tire & Rubber Co	35,121
2,580	*	Deckers Outdoor Corp	62,075
8,140	*	Goodyear Tire & Rubber Co	126,903
4,260		Schulman (A.), Inc	76,467
3,500	*	Skechers U.S.A., Inc (Class A)	57,295
5,000		Spartech Corp	97,700
3,600		Titan International, Inc	49,428
1,550	*	Trex Co, Inc	37,200
4,100		Tupperware Corp	93,398
12,300		West Pharmaceutical Services, Inc	364,941

		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	1,000,528

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES			VALUE

SECURITY AND COMMODITY BROKERS - 0.38%
1,000		BKF Capital Group, Inc	$30,930
18,018		Calamos Asset Management, Inc (Class A)	444,684
1,600	*	International Securities Exchange, Inc	37,440
5,700	*	Investment Technology Group, Inc	168,720
15,576	*	Knight Capital Group, Inc	129,437
7,600	*	LaBranche & Co, Inc	66,044
6,464	*	MarketAxess Holdings, Inc	87,910
1,200	*	Morningstar, Inc	38,400
6,220	*	Nasdaq Stock Market, Inc	157,677
3,516		optionsXpress Holdings, Inc	66,945
2,200	*	Piper Jaffray Cos	65,692
4,700		SWS Group, Inc	77,080

		TOTAL SECURITY AND COMMODITY BROKERS	1,370,959

SOCIAL SERVICES - 0.13%
7,839	*	Bright Horizons Family Solutions, Inc	301,018
11,793	*	Res-Care, Inc	181,494

		TOTAL SOCIAL SERVICES	482,512

SPECIAL TRADE CONTRACTORS - 0.28%
13,202	*	AsiaInfo Holdings, Inc	64,030
3,600		Chemed Corp	156,024
11,000	*	Comfort Systems USA, Inc	96,910
13,700	*	Dycom Industries, Inc	277,014
4,400	*	EMCOR Group, Inc	260,920
2,900	*	Layne Christensen Co	68,295
7,400	*	Quanta Services, Inc	94,424

		TOTAL SPECIAL TRADE CONTRACTORS	1,017,617

STONE, CLAY, AND GLASS PRODUCTS - 0.16%
7,443		Apogee Enterprises, Inc	127,275
3,432	*	Cabot Microelectronics Corp	100,832
1,500		CARBO Ceramics, Inc	98,985
700		Eagle Materials, Inc	84,959
2,400	b,*	USG Corp	164,928

		TOTAL STONE, CLAY, AND GLASS PRODUCTS	576,979

TEXTILE MILL PRODUCTS - 0.05%
6,497	*	Dixie Group, Inc	103,562
2,000		Oxford Industries, Inc	90,240

		TOTAL TEXTILE MILL PRODUCTS	193,802

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES			VALUE

TOBACCO PRODUCTS - 0.02%
1,700		Universal Corp (Virginia)	$66,011

		TOTAL TOBACCO PRODUCTS	66,011

TRANSPORTATION BY AIR - 0.84%
62,122	*	ABX Air, Inc	509,400
3,400	*	Airtran Holdings, Inc	43,044
13,600	*	Alaska Air Group, Inc	395,216
15,800	*	Continental Airlines, Inc (Class B)	152,628
17,760	b,*	Delta Air Lines, Inc	13,320
11,873	*	EGL, Inc	322,352
40,500	*	ExpressJet Holdings, Inc	363,285
5,100	*	Frontier Airlines, Inc	49,878
11,230	*	Mesa Air Group, Inc	92,648
5,900	*	Offshore Logistics, Inc	218,300
6,340	*	Pinnacle Airlines Corp	41,210
3,783	*	Republic Airways Holdings, Inc	54,135
5,632		Skywest, Inc	151,050
56,668	*	World Air Holdings, Inc	600,681

		TOTAL TRANSPORTATION BY AIR	3,007,147

TRANSPORTATION EQUIPMENT - 2.60%
63,900	*	AAR Corp	1,097,802
15,828	*	Aftermarket Technology Corp	291,077
12,000		American Axle & Manufacturing Holdings, Inc	276,960
13,197		Arctic Cat, Inc	271,066
10,750	*	Armor Holdings, Inc	462,357
10,600		ArvinMeritor, Inc	177,232
13,300		Clarcor, Inc	381,976
8,300	*	Fleetwood Enterprises, Inc	102,090
2,300		Freightcar America, Inc	93,794
15,300	*	GenCorp, Inc	285,345
1,800		Greenbrier Cos, Inc	59,832
5,900	*	Group 1 Automotive, Inc	162,840
5,700		Heico Corp	132,240
14,800		JLG Industries, Inc	541,532
4,595		Kaman Corp (Class A)	93,968
3,900		Monaco Coach Corp	57,486
1,700		Noble International Ltd	41,072
25,200	*	Orbital Sciences Corp	315,000
1,700	*	Sequa Corp (Class A)	100,300
4,400		Superior Industries International, Inc	94,688
10,560	*	Tenneco Automotive, Inc	184,906
25,500		Thor Industries, Inc	867,000
6,200		Trinity Industries, Inc	251,038
21,000	*	Triumph Group, Inc	780,570
72,700		Wabash National Corp	1,429,282
5,900		Westinghouse Air Brake Technologies Corp	160,952
21,000		Winnebago Industries, Inc	608,370

		TOTAL TRANSPORTATION EQUIPMENT	9,320,775

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES			VALUE

TRANSPORTATION SERVICES - 0.25%
4,400		Ambassadors Group, Inc	$98,120
1,900	*	Dynamex, Inc	29,716
4,800		GATX Corp	189,840
4,700	*	HUB Group, Inc	172,537
1,586	*	Navigant International, Inc	19,627
10,492		Pacer International, Inc	276,569
3,760	*	Pegasus Solutions, Inc	33,765
5,700	*	RailAmerica, Inc	67,830

		TOTAL TRANSPORTATION SERVICES	888,004

TRUCKING AND WAREHOUSING - 0.47%
14,618		Arkansas Best Corp	509,730
9,116		Forward Air Corp	335,833
1,400	*	Frozen Food Express Industries	14,686
11,135		Heartland Express, Inc	226,486
2		Landstar System, Inc	80
3,353	*	Old Dominion Freight Line	112,292
7,817	*	SCS Transportation, Inc	122,805
9,400	*	SIRVA, Inc	70,124
3,404	*	U.S. Xpress Enterprises, Inc (Class A)	39,691
300	*	Universal Truckload Services, Inc	5,574
14,308		Werner Enterprises, Inc	247,385

		TOTAL TRUCKING AND WAREHOUSING	1,684,686

WATER TRANSPORTATION - 0.06%
4,300	*	Kirby Corp	212,549

		TOTAL WATER TRANSPORTATION	212,549

WHOLESALE TRADE-DURABLE GOODS - 1.44%
28,564		Agilysys, Inc	481,018
6,450		Applied Industrial Technologies, Inc	231,426
9,400	*	Aviall, Inc	317,532
4,400		Barnes Group, Inc	157,784
3,800	*	Beacon Roofing Supply, Inc	124,146
1,600		BlueLinx Holdings, Inc	21,504
11,907		Building Material Holding Corp	1,109,613
1,700	*	Castle (A.M.) & Co	29,750
10,561	*	Digi International, Inc	113,319
2,800	*	Drew Industries, Inc	72,268
5,100		Hughes Supply, Inc	166,260
8,400		IKON Office Solutions, Inc	83,832
2,200	*	Imagistics International, Inc	92,070
9,336	*	Insight Enterprises, Inc	173,650
700	*	Interline Brands, Inc	14,707
3,405	*	Keystone Automotive Industries, Inc	98,098

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES			VALUE

8,700		Knight Transportation, Inc	$211,932
1,300		Lawson Products, Inc	47,736
2,100	*	LKQ Corp	63,420
3,200	*	Merge Technologies, Inc	54,688
9,700		Owens & Minor, Inc	284,695
7,152	*	PSS World Medical, Inc	95,408
2,100		Reliance Steel & Aluminum Co	111,153
3,353		Ryerson Tull, Inc	71,419
1,268	*	Strattec Security Corp	65,746
23,142	*	Sycamore Networks, Inc	87,245
4,585	*	TBC Corp	158,137
10,100	*	Tyler Technologies, Inc	83,628
19,300	*	Visteon Corp	188,754
9,100	*	WESCO International, Inc	308,217
2,385	*	West Marine, Inc	35,250

		TOTAL WHOLESALE TRADE-DURABLE GOODS	5,154,405

WHOLESALE TRADE-NONDURABLE GOODS - 1.31%
6,400		Handleman Co	80,832
1,800		Kenneth Cole Productions, Inc (Class A)	49,122
46,245		K-Swiss, Inc (Class A)	1,367,465
2,400	*	Men's Wearhouse, Inc	64,080
8,498	*	Metals USA, Inc	173,869
6,600		Myers Industries, Inc	76,824
6,563		Nash Finch Co	276,893
3,300		Nu Skin Enterprises, Inc (Class A)	62,865
1,300	*	Nuco2, Inc	33,475
8,164	*	Performance Food Group Co	257,656
2,100	*	Perry Ellis International, Inc	45,654
6,350	*	Priority Healthcare Corp (Class B)	176,911
2,919	*	School Specialty, Inc	142,389
3,900	*	Smart & Final, Inc	50,466
2,736	*	Source Interlink Cos, Inc	30,260
17,575	*	Spartan Stores, Inc	181,023
7,000		Stride Rite Corp	89,740
1,500		The Andersons, Inc	43,920
2,436	*	Tractor Supply Co	111,203
4,774	*	United Natural Foods, Inc	168,809
25,142	*	United Stationers, Inc	1,203,296

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	4,686,752

		TOTAL COMMON STOCKS	358,328,022

		(Cost $335,918,212)

		TOTAL PORTFOLIO - 99.96%	358,328,022
		(Cost $335,918,212)

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

		VALUE

	OTHER ASSETS & LIABILITIES, NET - 0.04%	$136,200

	NET ASSETS - 100.00%	$358,464,222

*	Non-income producing
b	In bankruptcy

	For ease of presentation, we have grouped a number of industry classification categories together in
	the Statement of Investments. Note that the Funds use more specific industry categories in following
	their investment limitations on industry concentration.

	At September 30, 2005, the aggregate cost of portfolio investments for federal income tax purposes was
	$341,363,843. Net unrealized appreciation of portfolio investments aggregated $16,964,179 of which $34,520,055
	related to appreciated portfolio investments and $17,555,876 related to depreciated portfolio investments.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Growth Index Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
LARGE-CAP GROWTH INDEX FUND
STATEMENT OF INVESTMENTS
September 30, 2005

SHARES			VALUE

PREFERRED STOCKS - 0.00%**
HOLDING AND OTHER INVESTMENT OFFICES - 0.00%**
30		Simon Property Group Lp	$1,893

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	1,893

		TOTAL PREFERRED STOCKS
		(Cost $957)	1,893

COMMON STOCKS - 99.84%
AMUSEMENT AND RECREATION SERVICES - 0.16%
8,811		Harrah's Entertainment, Inc	574,389
275		International Speedway Corp (Class A)	14,429
5,357	*	Penn National Gaming, Inc	166,656
953		Westwood One, Inc	18,955

		TOTAL AMUSEMENT AND RECREATION SERVICES	774,429

APPAREL AND ACCESSORY STORES - 1.04%
6,662		Abercrombie & Fitch Co (Class A)	332,101
9,196		American Eagle Outfitters, Inc	216,382
2,610	*	AnnTaylor Stores Corp	69,295
1,528		Bebe Stores, Inc	26,740
14,041	*	Chico's FAS, Inc	516,709
6,200		Claire's Stores, Inc	149,606
6,230		Foot Locker, Inc	136,686
46,031		Gap, Inc	802,320
23,725	*	Kohl's Corp	1,190,520
26,678		Limited Brands, Inc	545,032
16,936		Nordstrom, Inc	581,243
11,481		Ross Stores, Inc	272,100
8,244	*	Urban Outfitters, Inc	242,374

		TOTAL APPAREL AND ACCESSORY STORES	5,081,108

APPAREL AND OTHER TEXTILE PRODUCTS - 0.04%
244	*	Columbia Sportswear Co	11,322
1,000		Polo Ralph Lauren Corp	50,300
9,292	*	Quiksilver, Inc	134,269

		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	195,891

AUTO REPAIR, SERVICES AND PARKING - 0.01%
1,849		Ryder System, Inc	63,273

		TOTAL AUTO REPAIR, SERVICES AND PARKING	63,273

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Growth Index Fund

SHARES			VALUE

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.26%
8,286	*	Advance Auto Parts	$320,502
4,366	*	Autozone, Inc	363,470
8,000	*	Carmax, Inc	250,160
5,167	*	Copart, Inc	123,336
7,688	*	O'Reilly Automotive, Inc	216,648

		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	1,274,116

BUILDING MATERIALS AND GARDEN SUPPLIES - 2.24%
4,900		Fastenal Co	299,341
167,071		Home Depot, Inc	6,372,088
59,916		Lowe's Cos, Inc	3,858,590
9,050		Sherwin-Williams Co	398,834

		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	10,928,853

BUSINESS SERVICES - 11.87%
13,866	*	Activision, Inc	283,560
37,760		Adobe Systems, Inc	1,127,136
5,926	*	Affiliated Computer Services, Inc (Class A)	323,560
9,553	*	Akamai Technologies, Inc	152,370
6,457	*	Alliance Data Systems Corp	252,792
17,625		Autodesk, Inc	818,505
45,083		Automatic Data Processing, Inc	1,940,372
1,749	*	BEA Systems, Inc	15,706
4,021	*	BISYS Group, Inc	54,002
7,485	*	BMC Software, Inc	157,934
3,240		Brink's Co	133,034
2,304	*	CACI International, Inc (Class A)	139,622
9,947	*	Cadence Design Systems, Inc	160,744
7,835		Cendant Corp	161,714
5,558	*	Ceridian Corp	115,329
2,301	*	Cerner Corp	200,026
4,386		Certegy, Inc	175,528
5,522	*	Checkfree Corp	208,842
7,000	*	ChoicePoint, Inc	302,190
13,100	*	Citrix Systems, Inc	329,334
10,500	*	Cognizant Technology Solutions Corp	489,195
26,013		Computer Associates International, Inc	723,422
13,479	*	Compuware Corp	128,051
5,700	*	DST Systems, Inc	312,531
84,231	*	eBay, Inc	3,470,317
23,836	*	Electronic Arts, Inc	1,356,030
9,182		Electronic Data Systems Corp	206,044
7,553		Equifax, Inc	263,902
2,940	*	F5 Networks, Inc	127,802
3,880		Fair Isaac Corp	173,824
60,213		First Data Corp	2,408,520
14,840	*	Fiserv, Inc	680,711

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Growth Index Fund

SHARES			VALUE

3,805	*	Getty Images, Inc	$327,382
12,688	*	Google, Inc (Class A)	4,015,244
8,873		GTECH Holdings Corp	284,468
3,137	*	Hyperion Solutions Corp	152,615
17,520		IMS Health, Inc	440,978
1,237		Interactive Data Corp	28,018
28,472	*	Interpublic Group of Cos, Inc	331,414
12,787	*	Intuit, Inc	572,985
8,450	*	Iron Mountain, Inc	310,115
30,641	*	Juniper Networks, Inc	728,949
3,677	*	Kinetic Concepts, Inc	208,854
5,400	*	Lamar Advertising Co	244,944
5,800	*	Macromedia, Inc	235,886
1,788		Manpower, Inc	79,369
12,633	*	McAfee, Inc	396,929
6,800	*	Mercury Interactive Corp	269,280
716,681		Microsoft Corp	18,440,202
8,000	*	Monster Worldwide, Inc	245,680
4,200		National Instruments Corp	103,488
6,895	*	NAVTEQ Corp	344,405
14,183		Omnicom Group, Inc	1,186,124
292,864	*	Oracle Corp	3,628,585
4,100	*	Pixar	182,491
13,643	*	Red Hat, Inc	289,095
3,807	*	Rent-A-Center, Inc	73,513
465		Reynolds & Reynolds Co (Class A)	12,746
13,300		Robert Half International, Inc	473,347
5,403	*	Salesforce.com, Inc	124,917
13,803		ServiceMaster Co	186,893
4,818		Siebel Systems, Inc	49,770
2,350	*	SRA International, Inc (Class A)	83,378
155,495	*	Sun Microsystems, Inc	609,540
61,447	*	Symantec Corp	1,392,389
1,704	*	Synopsys, Inc	32,206
4,645	*	Take-Two Interactive Software, Inc	102,608
2,900		Total System Services, Inc	67,599
789	*	Unisys Corp	5,239
20,385	*	VeriSign, Inc	435,627
12,041		Waste Management, Inc	344,493
21,059	*	WebMD Corp	233,334
93,668	*	Yahoo!, Inc	3,169,725

		TOTAL BUSINESS SERVICES	57,837,473

CHEMICALS AND ALLIED PRODUCTS - 12.54%
105,032		Abbott Laboratories	4,453,357
1,857		Air Products & Chemicals, Inc	102,395
1,554		Alberto-Culver Co	69,541
1,600	*	American Pharmaceutical Partners, Inc	73,056
95,652	*	Amgen, Inc	7,620,595
5,892		Avery Dennison Corp	308,682
36,462		Avon Products, Inc	984,474
8,054	*	Barr Pharmaceuticals, Inc	442,326
12,021	*	Biogen Idec, Inc	474,589

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Growth Index Fund

SHARES			VALUE

61,205		Bristol-Myers Squibb Co	$1,472,592
300		Cabot Corp	9,903
300		Celanese Corp (Series A)	5,175
4,500	*	Cephalon, Inc	208,890
2,585	*	Charles River Laboratories International, Inc	112,758
6,298		Chemtura Corp	78,221
7,914	*	Chiron Corp	345,209
4,935		Church & Dwight Co, Inc	182,299
29,500		Colgate-Palmolive Co	1,557,305
6,922		Dade Behring Holdings, Inc	253,760
70,156		Dow Chemical Co	2,923,401
12,883		Du Pont (E.I.) de Nemours & Co	504,627
14,166		Ecolab, Inc	452,320
70,830		Eli Lilly & Co	3,790,822
10,566		Estee Lauder Cos (Class A)	368,014
27,192	*	Forest Laboratories, Inc	1,059,672
35,886	*	Genentech, Inc	3,021,960
19,525	*	Genzyme Corp	1,398,771
34,945	*	Gilead Sciences, Inc	1,703,918
69,343		Gillette Co	4,035,763
5,864	*	Hospira, Inc	240,248
300	*	Huntsman Corp	5,865
2,500	*	Idexx Laboratories, Inc	167,200
5,500	*	ImClone Systems, Inc	172,975
7,318		International Flavors & Fragrances, Inc	260,814
1,880	*	Invitrogen Corp	141,432
15,550	*	IVAX Corp	409,898
1,039	*	Kos Pharmaceuticals, Inc	69,540
19,106	*	Medimmune, Inc	642,917
39,357		Merck & Co, Inc	1,070,904
12,000	*	Millennium Pharmaceuticals, Inc	111,960
16,292		Monsanto Co	1,022,323
4,883		Mylan Laboratories, Inc	94,047
6,443	*	Nalco Holding Co	108,693
3,988	*	OSI Pharmaceuticals, Inc	116,609
21,886		Praxair, Inc	1,048,996
193,072		Procter & Gamble Co	11,480,061
8,248	*	Protein Design Labs, Inc	230,944
1,024		Rohm & Haas Co	42,117
114,142		Schering-Plough Corp	2,402,689
400		Scotts Miracle-Gro Co (Class A)	35,172
8,063	*	Sepracor, Inc	475,636
453		Sigma-Aldrich Corp	29,019
7,202		Valeant Pharmaceuticals International	144,616
6,482	*	VCA Antech, Inc	165,421
51,532		Wyeth	2,384,386

		TOTAL CHEMICALS AND ALLIED PRODUCTS	61,088,877

COAL MINING - 0.34%
1,748		Arch Coal, Inc	117,990
4,898		Consol Energy, Inc	373,570

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Growth Index Fund

SHARES			VALUE

5,993		Massey Energy Co	$306,063
10,089		Peabody Energy Corp	851,007

		TOTAL COAL MINING	1,648,630

COMMUNICATIONS - 2.09%
10,437	*	Alamosa Holdings, Inc	178,577
3,462		Alltel Corp	225,411
28,884	*	American Tower Corp (Class A)	720,656
26,308	*	Avaya, Inc	270,972
15,439	*	Cablevision Systems Corp (Class A)	473,514
100	*	Citadel Broadcasting Corp	1,373
13,953	*	Clear Channel Communications, Inc	458,914
74,519	*	Comcast Corp (Class A)	2,189,368
100	*	Cox Radio, Inc (Class A)	1,520
10,970	*	Crown Castle International Corp	270,191
49,533	*	DIRECTV Group, Inc	742,004
17,865		EchoStar Communications Corp (Class A)	528,268
2,500		Global Payments, Inc	194,300
7,660	*	IAC/InterActiveCorp	194,181
15,514	*	Liberty Global, Inc	420,119
79,055	*	Liberty Media Corp (Class A)	636,393
3,556	*	NCR Corp	113,472
11,815	*	Nextel Partners, Inc (Class A)	296,557
4,802	*	NII Holdings, Inc (Class B)	405,529
1,763		PanAmSat Holding Corp	42,665
37,444		Sprint Nextel Corp	890,418
1,010		Telephone and Data Systems, Inc (Non-Vote)	39,390
8,579	*	Univision Communications, Inc (Class A)	227,601
500	*	US Cellular Corp	26,710
1,500	*	West Corp	56,085
16,383	*	XM Satellite Radio Holdings, Inc	588,314

		TOTAL COMMUNICATIONS	10,192,502

DEPOSITORY INSTITUTIONS - 0.94%
400		Bank of Hawaii Corp	19,688
11,076		Commerce Bancorp, Inc	339,922
300		Cullen/Frost Bankers, Inc	14,802
4,103		East West Bancorp, Inc	139,666
2,736		Fifth Third Bancorp	100,493
8,115		Golden West Financial Corp	481,950
46,249		Hudson City Bancorp, Inc	550,363
2,496		IndyMac Bancorp, Inc	98,792
5,200		Investors Financial Services Corp	171,080
2,501		Mellon Financial Corp	79,957
8,568		Northern Trust Corp	433,112
4,470		People's Bank	129,541
7,488		State Street Corp	366,313
24,056		Synovus Financial Corp	666,832

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Growth Index Fund

SHARES			VALUE

7,539		TCF Financial Corp	$201,668
35		Valley National Bancorp	802
13,172		Wells Fargo & Co	771,484

		TOTAL DEPOSITORY INSTITUTIONS	4,566,465

EATING AND DRINKING PLACES - 0.56%
6,300		Applebees International, Inc	130,347
5,634		Aramark Corp (Class B)	150,484
6,500		Brinker International, Inc	244,140
1,696		CBRL Group, Inc	57,087
12,206		Darden Restaurants, Inc	370,696
4,495		Outback Steakhouse, Inc	164,517
4,641	*	Sonic Corp	126,931
6,150	*	The Cheesecake Factory, Inc	192,126
4,567	*	Wendy's International, Inc	206,200
22,459		Yum! Brands, Inc	1,087,240

		TOTAL EATING AND DRINKING PLACES	2,729,768

EDUCATIONAL SERVICES - 0.32%
11,085	*	Apollo Group, Inc (Class A)	735,933
7,900	*	Career Education Corp	280,924
5,817	*	Education Management Corp	187,540
3,600	*	ITT Educational Services, Inc	177,660
3,438	*	Laureate Education, Inc	168,359

		TOTAL EDUCATIONAL SERVICES	1,550,416

ELECTRIC, GAS, AND SANITARY SERVICES - 1.00%
50,497	*	AES Corp	829,666
5,172	*	Allied Waste Industries, Inc	43,703
700		Aqua America, Inc	26,614
6,943		Kinder Morgan, Inc	667,639
1,524		Questar Corp	134,295
3,500	*	Stericycle, Inc	200,025
18,541		TXU Corp	2,092,908
4,009		Western Gas Resources, Inc	205,381
26,226		Williams Cos, Inc	656,961

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	4,857,192

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 14.76%
16,041	*	Advanced Micro Devices, Inc	404,233
13,960	*	Agere Systems, Inc	145,324
28,715	*	Altera Corp	548,744
12,908		American Power Conversion Corp	334,317
5,295		Ametek, Inc	227,526

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Growth Index Fund

SHARES			VALUE

6,897		Amphenol Corp (Class A)	$278,225
28,602		Analog Devices, Inc	1,062,278
3,315	*	Andrew Corp	36,962
1,300		AVX Corp	16,562
21,456	*	Broadcom Corp (Class A)	1,006,501
500,284	*	Cisco Systems, Inc	8,970,092
13,733	*	Comverse Technology, Inc	360,766
5,900	*	Cree, Inc	147,618
2,000	*	Dolby Laboratories, Inc (Class A)	32,000
27,037		Emerson Electric Co	1,941,257
4,523	*	Energizer Holdings, Inc	256,454
3,799	*	Freescale Semiconductor, Inc (Class B)	89,580
622,257		General Electric Co	20,951,393
5,200		Harman International Industries, Inc	531,804
8,665		Harris Corp	362,197
477,817		Intel Corp	11,778,189
4,159	*	International Rectifier Corp	187,488
5,700		Intersil Corp (Class A)	124,146
59,566	*	JDS Uniphase Corp	132,236
5,361		L-3 Communications Holdings, Inc	423,894
23,795		Linear Technology Corp	894,454
11,200	*	LSI Logic Corp	110,320
25,346		Maxim Integrated Products, Inc	1,081,007
10,702	*	MEMC Electronic Materials, Inc	243,899
16,247		Microchip Technology, Inc	489,360
22,600	*	Micron Technology, Inc	300,580
5,340		Molex, Inc	142,471
152,011		Motorola, Inc	3,357,923
26,931		National Semiconductor Corp	708,285
28,320	*	Network Appliance, Inc	672,317
4,846	*	Novellus Systems, Inc	121,538
13,200	*	Nvidia Corp	452,496
7,200	*	QLogic Corp	246,240
126,383		Qualcomm, Inc	5,655,639
13,721		Rockwell Collins, Inc	662,999
20,600	*	Sanmina-SCI Corp	88,374
10,017		Scientific-Atlanta, Inc	375,738
102,406	*	Sirius Satellite Radio, Inc	670,759
2,166	*	Spectrum Brands, Inc	51,009
128,591		Texas Instruments, Inc	4,359,235
2,194	*	Thomas & Betts Corp	75,496
3,800	*	Vishay Intertechnology, Inc	45,410
27,090		Xilinx, Inc	754,456

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	71,909,791

ENGINEERING AND MANAGEMENT SERVICES - 0.95%
600	*	BearingPoint, Inc	4,554
12,922	*	Celgene Corp	701,923
3,200		Corporate Executive Board Co	249,536
6,684		Fluor Corp	430,316

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Growth Index Fund

SHARES			VALUE

3,948	*	Gen-Probe, Inc	$195,228
1,721	*	Hewitt Associates, Inc	46,949
3,500	*	Jacobs Engineering Group, Inc	235,900
19,496		Moody's Corp	995,856
25,626		Paychex, Inc	950,212
3,800	*	Pharmaceutical Product Development, Inc	218,538
12,374		Quest Diagnostics, Inc	625,382

		TOTAL ENGINEERING AND MANAGEMENT SERVICES	4,654,394

FABRICATED METAL PRODUCTS - 0.39%
2,100	*	Alliant Techsystems, Inc	156,765
1,296		Ball Corp	47,615
12,975	*	Crown Holdings, Inc	206,822
18,203		Illinois Tool Works, Inc	1,498,653

		TOTAL FABRICATED METAL PRODUCTS	1,909,855

FOOD AND KINDRED PRODUCTS - 3.54%
37,114		Anheuser-Busch Cos, Inc	1,597,387
9,100		Campbell Soup Co	270,725
100,365		Coca-Cola Co	4,334,764
3,676	*	Constellation Brands, Inc (Class A)	95,576
1,288		General Mills, Inc	62,082
14,543		H.J. Heinz Co	531,401
12,199		Hershey Co	686,926
13,111		Kellogg Co	604,810
7,224		McCormick & Co, Inc (Non-Vote)	235,719
2,820		Pepsi Bottling Group, Inc	80,511
129,557		PepsiCo, Inc	7,347,177
22,842		Sara Lee Corp	432,856
13,603		Wrigley (Wm.) Jr Co	977,784

		TOTAL FOOD AND KINDRED PRODUCTS	17,257,718

FOOD STORES - 0.49%
2,100	*	7-Eleven, Inc	74,781
2,095	*	Panera Bread Co (Class A)	107,222
30,189	*	Starbucks Corp	1,512,469
5,090		Whole Foods Market, Inc	684,351

		TOTAL FOOD STORES	2,378,823

FURNITURE AND FIXTURES - 0.35%
5,400		Herman Miller, Inc	163,620
1,500		Hillenbrand Industries, Inc	70,575
4,211		HNI Corp	253,586
2,740		Johnson Controls, Inc	170,017

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Growth Index Fund

SHARES			VALUE

3,984		Leggett & Platt, Inc	$80,477
26,764		Masco Corp	821,119
3,757		Newell Rubbermaid, Inc	85,096
3,321	*	Tempur-Pedic International, Inc	39,321

		TOTAL FURNITURE AND FIXTURES	1,683,811

FURNITURE AND HOMEFURNISHINGS STORES - 0.64%
22,765	*	Bed Bath & Beyond, Inc	914,698
31,331		Best Buy Co, Inc	1,363,838
6,211		Circuit City Stores, Inc	106,581
949	*	Mohawk Industries, Inc	76,157
12,137		RadioShack Corp	300,998
2,339		Steelcase, Inc (Class A)	33,822
8,908	*	Williams-Sonoma, Inc	341,622

		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	3,137,716

GENERAL BUILDING CONTRACTORS - 0.61%
1,432		Beazer Homes USA, Inc	84,015
5,121		Centex Corp	330,714
15,308		DR Horton, Inc	554,456
2,580	*	Hovnanian Enterprises, Inc (Class A)	132,096
5,124		KB Home	375,077
5,926		Lennar Corp (Class A)	354,138
1,510		MDC Holdings, Inc	119,124
479	*	NVR, Inc	423,891
2,925		Ryland Group, Inc	200,128
800		Standard-Pacific Corp	33,208
8,150	*	Toll Brothers, Inc	364,061

		TOTAL GENERAL BUILDING CONTRACTORS	2,970,908

GENERAL MERCHANDISE STORES - 2.98%
14,051		Costco Wholesale Corp	605,457
25,400		Dollar General Corp	465,836
9,884		Family Dollar Stores, Inc	196,395
6,169		JC Penney Co, Inc	292,534
628		Neiman Marcus Group, Inc (Class A)	62,769
1,400	*	Saks, Inc	25,900
68,522		Target Corp	3,558,347
37,181		TJX Cos, Inc	761,467
194,969		Wal-Mart Stores, Inc	8,543,542

		TOTAL GENERAL MERCHANDISE STORES	14,512,247

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Growth Index Fund

SHARES			VALUE

HEALTH SERVICES - 1.80%
31,425	*	Caremark Rx, Inc	$1,569,050
5,675	*	Community Health Systems, Inc	220,247
4,844	*	Covance, Inc	232,464
8,345	*	Coventry Health Care, Inc	717,837
7,736	*	DaVita, Inc	356,397
4,600	*	Edwards Lifesciences Corp	204,286
9,636	*	Express Scripts, Inc	599,359
34,095		HCA, Inc	1,633,832
17,223		Health Management Associates, Inc (Class A)	404,224
10,457	*	Laboratory Corp of America Holdings	509,360
4,251	*	LifePoint Hospitals, Inc	185,896
7,061	*	Lincare Holdings, Inc	289,854
6,707		Manor Care, Inc	257,616
16,730	*	Medco Health Solutions, Inc	917,306
5,272	*	Renal Care Group, Inc	249,471
1,656	*	Sierra Health Services, Inc	114,049
5,207	*	Tenet Healthcare Corp	58,475
2,500	*	Triad Hospitals, Inc	113,175
2,681		Universal Health Services, Inc (Class B)	127,696

		TOTAL HEALTH SERVICES	8,760,594

HOLDING AND OTHER INVESTMENT OFFICES - 1.02%
2,553	*	Affiliated Managers Group, Inc	184,888
400		Centerpoint Properties Trust	17,920
1,520		Federal Realty Investment Trust	92,614
6,808		General Growth Properties, Inc	305,883
1,155		Global Signal, Inc	51,675
55,530		iShares Russell 1000 Growth Index Fund	2,767,060
1,358		Macerich Co	88,189
4,339		Mills Corp	238,992
1,920		New Century Financial Corp	69,638
1,706		Prologis	75,593
5,062		Public Storage, Inc	339,154
4,766		Simon Property Group, Inc	353,256
300		SL Green Realty Corp	20,454
4,333		United Dominion Realty Trust, Inc	102,692
7,965		Ventas, Inc	256,473

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	4,964,481

HOTELS AND OTHER LODGING PLACES - 0.68%
3,267		Boyd Gaming Corp	140,873
1,231		Choice Hotels International, Inc	79,572
29,536		Hilton Hotels Corp	659,243
1,900	*	Las Vegas Sands Corp	62,529
14,526		Marriott International, Inc (Class A)	915,138
9,288	*	MGM Mirage	406,536
10,240		Starwood Hotels & Resorts Worldwide, Inc	585,421

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Growth Index Fund

SHARES			VALUE

4,310		Station Casinos, Inc	$286,012
3,655	*	Wynn Resorts Ltd	165,023

		TOTAL HOTELS AND OTHER LODGING PLACES	3,300,347

INDUSTRIAL MACHINERY AND EQUIPMENT - 8.53%
59,570		3M Co	4,370,055
14,453		American Standard Cos, Inc	672,787
63,687	*	Apple Computer, Inc	3,414,260
129,078		Applied Materials, Inc	2,189,163
3,398		Black & Decker Corp	278,942
1,233		Carlisle Cos, Inc	78,382
52,814		Caterpillar, Inc	3,102,822
4,766		CDW Corp	280,813
3,439	*	Cooper Cameron Corp	254,245
2,033		Cummins, Inc	178,884
1,969		Deere & Co	120,503
190,289	*	Dell, Inc	6,507,884
4,955		Diebold, Inc	170,749
5,744		Donaldson Co, Inc	175,364
10,586		Dover Corp	431,803
1,500	*	Dresser-Rand Group, Inc	36,945
3,275		Eaton Corp	208,126
185,924	*	EMC Corp	2,405,857
5,300	*	FMC Technologies, Inc	223,183
5,350		Graco, Inc	183,398
9,764	*	Grant Prideco, Inc	396,907
3,066		IDEX Corp	130,458
105,710		International Business Machines Corp	8,480,056
26,558		International Game Technology	717,066
12,652	*	Jabil Circuit, Inc	391,200
6,141		Joy Global, Inc	309,875
10,800	*	Lam Research Corp	329,076
9,593	*	Lexmark International, Inc	585,653
7,733	*	National Oilwell Varco, Inc	508,831
725		Pall Corp	19,937
3,963		Parker Hannifin Corp	254,861
6,711		Pentair, Inc	244,952
9,387		Pitney Bowes, Inc	391,813
14,224		Rockwell Automation, Inc	752,450
10,649	*	SanDisk Corp	513,814
4,621	*	Scientific Games Corp (Class A)	143,251
16,420		Smith International, Inc	546,950
35,857	*	Solectron Corp	140,201
200		SPX Corp	9,190
4,085		Stanley Works	190,688
16,117		Symbol Technologies, Inc	156,013
3,000		Timken Co	88,890
3,433		Toro Co	126,197
10,184	*	Varian Medical Systems, Inc	402,370

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Growth Index Fund

SHARES			VALUE

16,444	*	Western Digital Corp	$212,621
5,646	*	Zebra Technologies Corp (Class A)	220,702

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	41,548,187

INSTRUMENTS AND RELATED PRODUCTS - 7.96%
4,965	*	Advanced Medical Optics, Inc	188,422
4,900	*	Affymetrix, Inc	226,527
32,059	*	Agilent Technologies, Inc	1,049,932
10,167	*	Allergan, Inc	931,501
8,186		Bard (C.R.), Inc	540,522
3,621		Bausch & Lomb, Inc	292,142
48,011		Baxter International, Inc	1,914,199
4,800		Beckman Coulter, Inc	259,104
19,544		Becton Dickinson & Co	1,024,692
19,496		Biomet, Inc	676,706
51,066	*	Boston Scientific Corp	1,193,412
2,765		Cooper Cos, Inc	211,827
18,277		Danaher Corp	983,851
6,248		Dentsply International, Inc	337,517
4,938	*	Fisher Scientific International, Inc	306,403
4,693	*	Flir Systems, Inc	138,819
25,134		Guidant Corp	1,731,481
2,851	*	Inamed Corp	215,764
230,129		Johnson & Johnson	14,562,563
15,235		Kla-Tencor Corp	742,859
93,588		Medtronic, Inc	5,018,189
2,500	*	Mettler-Toledo International, Inc	127,450
3,900	*	Millipore Corp	245,271
5,100		PerkinElmer, Inc	103,887
7,820		Raytheon Co	297,316
2,700	*	Resmed, Inc	215,055
5,600	*	Respironics, Inc	236,208
5,662		Roper Industries, Inc	222,460
28,057	*	St. Jude Medical, Inc	1,313,068
22,694		Stryker Corp	1,121,764
3,001	*	Techne Corp	170,997
1,716		Tektronix, Inc	43,295
10,360	*	Teradyne, Inc	170,940
4,536	*	Thermo Electron Corp	140,162
4,105	*	Trimble Navigation Ltd	138,297
9,148	*	Waters Corp	380,557
19,152	*	Zimmer Holdings, Inc	1,319,381

		TOTAL INSTRUMENTS AND RELATED PRODUCTS	38,792,540

INSURANCE AGENTS, BROKERS AND SERVICE - 0.08%
4,200		Brown & Brown, Inc	208,698
5,984		Gallagher (Arthur J.) & Co	172,399

		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	381,097

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Growth Index Fund

SHARES			VALUE

INSURANCE CARRIERS - 3.53%
17,926		Aetna, Inc	$1,544,146
30,863		Aflac, Inc	1,398,094
400	*	Allmerica Financial Corp	16,456
1,879		Ambac Financial Group, Inc	135,401
52,683		American International Group, Inc	3,264,239
4,094	*	AMERIGROUP Corp	78,277
721		Erie Indemnity Co (Class A)	38,033
3,788		HCC Insurance Holdings, Inc	108,072
5,069	*	Health Net, Inc	239,865
9,363	*	Humana, Inc	448,300
326	*	Markel Corp	107,743
588		MBIA, Inc	35,645
4,018	*	Pacificare Health Systems, Inc	320,556
1,107	*	Philadelphia Consolidated Holding Co	93,984
14,038		Progressive Corp	1,470,761
2,773		Prudential Financial, Inc	187,344
200		Transatlantic Holdings, Inc	11,400
97,964		UnitedHealth Group, Inc	5,505,577
1,740		Unitrin, Inc	82,580
1,609		W.R. Berkley Corp	63,523
2,113	*	WellChoice, Inc	160,377
24,640	*	WellPoint, Inc	1,868,205

		TOTAL INSURANCE CARRIERS	17,178,578

LEATHER AND LEATHER PRODUCTS - 0.22%
29,104	*	Coach, Inc	912,701
4,092	*	Timberland Co (Class A)	138,228

		TOTAL LEATHER AND LEATHER PRODUCTS	1,050,929

METAL MINING - 0.27%
13,925		Freeport-McMoRan Copper & Gold, Inc (Class A)	676,616
4,042		Phelps Dodge Corp	525,177
1,921		Southern Peru Copper Corp	107,499

		TOTAL METAL MINING	1,309,292

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.20%
11,272		Fortune Brands, Inc	916,752
3,549		Mattel, Inc	59,197

		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	975,949

MISCELLANEOUS RETAIL - 1.90%
23,651	*	Amazon.com, Inc	1,071,390
1,000		Barnes & Noble, Inc	37,700

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Growth Index Fund

SHARES			VALUE

23		Blockbuster, Inc (Class B)	$103
1,600	*	CKX, Inc	20,112
62,616		CVS Corp	1,816,490
2,738	*	Dick's Sporting Goods, Inc	82,441
5,765	*	Dollar Tree Stores, Inc	124,812
5,603	*	Marvel Entertainment, Inc	100,126
10,492		Michaels Stores, Inc	346,866
3,628		MSC Industrial Direct Co (Class A)	120,341
11,100		Petsmart, Inc	241,758
3,676	*	Sears Holdings Corp	457,368
56,954		Staples, Inc	1,214,259
4,457		Tiffany & Co	177,255
79,140		Walgreen Co	3,438,633

		TOTAL MISCELLANEOUS RETAIL	9,249,654

MOTION PICTURES - 0.71%
3,024	*	Avid Technology, Inc	125,194
7,715	*	Discovery Holding Co (Class A)	111,405
3,037	*	DreamWorks Animation SKG, Inc (Class A)	84,003
72,522		News Corp (Class A)	1,130,618
3,475		Regal Entertainment Group (Class A)	69,639
19,200		Time Warner, Inc	347,712
19,805		Viacom, Inc (Class B)	653,763
37,924		Walt Disney Co	915,106

		TOTAL MOTION PICTURES	3,437,440

NONDEPOSITORY INSTITUTIONS - 1.59%
84,664		American Express Co	4,863,100
4,649	*	AmeriCredit Corp	110,972
6,117		Capital One Financial Corp	486,424
3,634	*	CapitalSource, Inc	79,221
3,684		Countrywide Financial Corp	121,498
2,124		First Marblehead Corp	53,950
1,419	*	Nelnet, Inc	53,936
3,776	*	Providian Financial Corp	66,760
32,479		SLM Corp	1,742,174
380		Student Loan Corp	90,014
800		Westcorp	47,120
100	*	WFS Financial, Inc	6,719

		TOTAL NONDEPOSITORY INSTITUTIONS	7,721,888

NONMETALLIC MINERALS, EXCEPT FUELS - 0.13%
3,589		Florida Rock Industries, Inc	230,019
5,155		Vulcan Materials Co	382,553

		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	612,572

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Growth Index Fund

SHARES			VALUE

OIL AND GAS EXTRACTION - 2.18%
26,207		Baker Hughes, Inc	$1,564,034
25,058		BJ Services Co	901,837
9,897		Chesapeake Energy Corp	378,560
4,384	*	Denbury Resources, Inc	221,129
4,514		Diamond Offshore Drilling, Inc	276,483
8,320		ENSCO International, Inc	387,629
8,514		Equitable Resources, Inc	332,557
34,442		Halliburton Co	2,359,966
2,662		Helmerich & Payne, Inc	160,758
7,054	*	Newfield Exploration Co	346,351
1,744		Noble Energy, Inc	81,794
13,100		Patterson-UTI Energy, Inc	472,648
547		Pioneer Natural Resources Co	30,041
6,041	*	Plains Exploration & Production Co	258,676
6,642	*	Pride International, Inc	189,363
4,349	*	Quicksilver Resources, Inc	207,839
6,737		Range Resources Corp	260,116
4,900		Rowan Cos, Inc	173,901
6,324	*	Southwestern Energy Co	464,182
1,757		Tidewater, Inc	85,513
3,354	*	Unit Corp	185,409
27,863		XTO Energy, Inc	1,262,751

		TOTAL OIL AND GAS EXTRACTION	10,601,537

PAPER AND ALLIED PRODUCTS - 0.20%
16,662		Kimberly-Clark Corp	991,889
163		Neenah Paper, Inc	4,776

		TOTAL PAPER AND ALLIED PRODUCTS	996,665

PERSONAL SERVICES - 0.25%
10,800		Cintas Corp	443,340
25,526		H&R Block, Inc	612,113
3,000	*	Weight Watchers International, Inc	154,740

		TOTAL PERSONAL SERVICES	1,210,193

PETROLEUM AND COAL PRODUCTS - 0.59%
18,510		EOG Resources, Inc	1,386,399
12,684		Murphy Oil Corp	632,551
8,394		Sunoco, Inc	656,411
2,989		Tesoro Corp	200,980

		TOTAL PETROLEUM AND COAL PRODUCTS	2,876,341

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Growth Index Fund

SHARES			VALUE

PRIMARY METAL INDUSTRIES - 0.52%
7,483		Allegheny Technologies, Inc	$231,823
110,081	*	Corning, Inc	2,127,866
300		Hubbell, Inc (Class B)	14,079
3,430		Precision Castparts Corp	182,133

		TOTAL PRIMARY METAL INDUSTRIES	2,555,901

PRINTING AND PUBLISHING - 0.72%
3,131	*	ACCO Brands Corp	88,357
11,560		Dex Media, Inc	321,252
4,114		Dow Jones & Co, Inc	157,114
5,287	*	Dun & Bradstreet Corp	348,255
6,227		EW Scripps Co	311,163
4,300		Harte-Hanks, Inc	113,649
3,500		John Wiley & Sons, Inc (Class A)	146,090
28,921		McGraw-Hill Cos, Inc	1,389,365
3,258		Meredith Corp	162,542
2,055	*	R.H. Donnelley Corp	129,999
437		Washington Post Co (Class B)	350,693

		TOTAL PRINTING AND PUBLISHING	3,518,479

RAILROAD TRANSPORTATION - 0.04%
4,573		Norfolk Southern Corp	185,481

		TOTAL RAILROAD TRANSPORTATION	185,481

REAL ESTATE - 0.15%
3,816	*	CB Richard Ellis Group, Inc	187,747
5,034		Forest City Enterprises, Inc (Class A)	191,795
5,837		St. Joe Co	364,521

		TOTAL REAL ESTATE	744,063

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.04%
5,860	*	Goodyear Tire & Rubber Co	91,357
2,255	*	Sealed Air Corp	107,022

		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	198,379

SECURITY AND COMMODITY BROKERS - 1.40%
6,999	*	Ameritrade Holding Corp	150,339
1,500		BlackRock, Inc	132,930
81,394		Charles Schwab Corp	1,174,515
2,707		Chicago Mercantile Exchange Holdings, Inc	913,071
10,300		Eaton Vance Corp	255,646

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Growth Index Fund

SHARES			VALUE

5,900		Federated Investors, Inc (Class B)	$196,057
12,452		Franklin Resources, Inc	1,045,470
4,485		Goldman Sachs Group, Inc	545,286
2,400		Instinet Group, Inc	11,928
8,243		Legg Mason, Inc	904,175
8,341		Morgan Stanley	449,914
4,000		Nuveen Investments, Inc	157,560
1,300	*	Refco, Inc	36,751
4,900		SEI Investments Co	184,142
10,051		T Rowe Price Group, Inc	656,330

		TOTAL SECURITY AND COMMODITY BROKERS	6,814,114

STONE, CLAY, AND GLASS PRODUCTS - 0.04%
29		Eagle Materials, Inc (Class B)	3,355
12,100		Gentex Corp	210,540

		TOTAL STONE, CLAY, AND GLASS PRODUCTS	213,895

TOBACCO PRODUCTS - 1.04%
64,686		Altria Group, Inc	4,768,005
6,718		UST, Inc	281,215

		TOTAL TOBACCO PRODUCTS	5,049,220

TRANSPORTATION BY AIR - 0.56%
12,640	*	AMR Corp	141,315
23,323		FedEx Corp	2,032,133
7,200	*	JetBlue Airways Corp	126,720
29,890		Southwest Airlines Co	443,867

		TOTAL TRANSPORTATION BY AIR	2,744,035

TRANSPORTATION EQUIPMENT - 2.95%
1,158		Autoliv, Inc	50,373
63,961		Boeing Co	4,346,150
5,486		Brunswick Corp	206,987
9,367		Goodrich Corp	415,333
22,001		Harley-Davidson, Inc	1,065,728
2,760		Harsco Corp	180,973
6,540		ITT Industries, Inc	742,944
28,555		Lockheed Martin Corp	1,742,997
4,959	*	Navistar International Corp	160,820
5,546		Oshkosh Truck Corp	239,365
11,651		Paccar, Inc	790,986
1,142	*	Pactiv Corp	20,008
3,300		Polaris Industries, Inc	163,515

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Growth Index Fund

SHARES			VALUE

2,151		Textron, Inc	$154,270
79,224		United Technologies Corp	4,106,972

		TOTAL TRANSPORTATION EQUIPMENT	14,387,421

TRANSPORTATION SERVICES - 0.21%
6,604		C.H. Robinson Worldwide, Inc	423,448
7,960	*	Expedia, Inc	157,688
8,195		Expeditors International Washington, Inc	465,312

		TOTAL TRANSPORTATION SERVICES	1,046,448

TRUCKING AND WAREHOUSING - 0.80%
4,094		CNF, Inc	214,935
9,108		J.B. Hunt Transport Services, Inc	173,143
4,596		Landstar System, Inc	183,978
50	*	SIRVA, Inc	373
1,686	*	Swift Transportation Co, Inc	29,842
47,508		United Parcel Service, Inc (Class B)	3,284,228

		TOTAL TRUCKING AND WAREHOUSING	3,886,499

WHOLESALE TRADE-DURABLE GOODS - 0.32%
3,389	*	Avnet, Inc	82,861
200		Barnes Group, Inc	7,172
1,295		BorgWarner, Inc	73,116
8,782	*	Cytyc Corp	235,797
4,929	*	Ingram Micro, Inc (Class A)	91,384
2,921		Martin Marietta Materials, Inc	229,182
2,508		Omnicare, Inc	141,025
10,700	*	Patterson Cos, Inc	428,321
4,089		SCP Pool Corp	142,829
1,460	*	Tech Data Corp	53,597
1,097		W.W. Grainger, Inc	69,023

		TOTAL WHOLESALE TRADE-DURABLE GOODS	1,554,307

WHOLESALE TRADE-NONDURABLE GOODS - 1.09%
200		Airgas, Inc	5,926
4,037		Brown-Forman Corp (Class B)	240,363
21,528		Cardinal Health, Inc	1,365,736
3,900	*	Endo Pharmaceuticals Holdings, Inc	104,013
6,658	*	Henry Schein, Inc	283,764
9,125		McKesson Corp	432,981
3,690	*	Men's Wearhouse, Inc	98,523
14,587		Nike, Inc (Class B)	1,191,466

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Growth Index Fund

SHARES			VALUE

900		Reebok International, Ltd	$50,913
48,981		Sysco Corp	1,536,534

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	5,310,219

		TOTAL COMMON STOCKS	486,381,001
		(Cost $460,561,484)

PRINCIPAL

SHORT-TERM INVESTMENTS - 0.17%
†U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 0.17%
$ 820,000		Federal Home Loan Bank (FHLB) 3.180% 10/03/05	820,000

		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES	820,000

		TOTAL SHORT-TERM INVESTMENTS
		(Cost $819,855)	820,000

		TOTAL PORTFOLIO - 100.01%
		(Cost $461,382,296)	487,202,894
		OTHER ASSETS & LIABILITIES, NET - (0.01%)	(40,596)

		NET ASSETS - 100.00%	487,162,298

	*	Non-income producing
	**	Percentage represents less than 0.01%
	†	Notes have a rate of 3.180% and mature 10/03/05.
		For ease of presentation, we have grouped a number of industry classification categories together in
		the Statement of Investments. Note that the Funds use more specific industry categories in following
		their investment limitations on industry concentration.

		At September 30, 2005, the aggregate cost of portfolio investments for federal income tax purposes was
		$461,653,946. Net unrealized appreciation of portfolio investments aggregated $25,548,948 of which $39,702,773 related
		to appreciated portfolio investments and $14,153,825 related to depreciated portfolio investments.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Index Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
LARGE-CAP VALUE INDEX FUND
STATEMENT OF INVESTMENTS
September 30, 2005

SHARES			VALUE

PREFERRED STOCKS - 0.00%**
HOLDING AND OTHER INVESTMENT OFFICES - 0.00%**
170		Simon Property Group Lp	$10,727

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	10,727

		TOTAL PREFERRED STOCKS
		(Cost $5,932)	10,727

COMMON STOCKS - 99.82%
AGRICULTURAL PRODUCTION-LIVESTOCK - 0.01%
950		Pilgrim's Pride Corp	34,580

		TOTAL AGRICULTURAL PRODUCTION-LIVESTOCK	34,580

AMUSEMENT AND RECREATION SERVICES - 0.13%
4,665		Harrah's Entertainment, Inc	304,111
2,304		International Speedway Corp (Class A)	120,891
2,104		Warner Music Group Corp	38,945
4,750		Westwood One, Inc	94,478

		TOTAL AMUSEMENT AND RECREATION SERVICES	558,425

APPAREL AND ACCESSORY STORES - 0.05%
3,095	*	AnnTaylor Stores Corp	82,172
400		Claire's Stores, Inc	9,652
5,022		Foot Locker, Inc	110,183

		TOTAL APPAREL AND ACCESSORY STORES	202,007

APPAREL AND OTHER TEXTILE PRODUCTS - 0.25%
1,098	*	Columbia Sportswear Co	50,947
8,517		Jones Apparel Group, Inc	242,735
7,666		Liz Claiborne, Inc	301,427
2,787		Polo Ralph Lauren Corp	140,186
6,098		VF Corp	353,501

		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	1,088,796

AUTO REPAIR, SERVICES AND PARKING - 0.06%
4,859		Lear Corp	165,060
2,715		Ryder System, Inc	92,907

		TOTAL AUTO REPAIR, SERVICES AND PARKING	257,967

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Index Fund

SHARES			VALUE

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.06%
12,520	*	Autonation, Inc	$250,024

		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	250,024

BUSINESS SERVICES - 1.85%
2,848	*	Affiliated Computer Services, Inc (Class A)	155,501
35	*	Avocent Corp	1,107
23,543	*	BEA Systems, Inc	211,416
4,477	*	BISYS Group, Inc	60,126
8,749	*	BMC Software, Inc	184,604
958		Brink's Co	39,336
10,491	*	Cadence Design Systems, Inc	169,535
65,745		Cendant Corp	1,356,977
5,721	*	Ceridian Corp	118,711
792	*	Checkfree Corp	29,953
31	*	Cogent, Inc	736
9,058		Computer Associates International, Inc	251,903
13,202	*	Computer Sciences Corp	624,587
15,408	*	Compuware Corp	146,376
9,453	*	Convergys Corp	135,840
3,359		Deluxe Corp	134,898
27,656		Electronic Data Systems Corp	620,601
2,234		Equifax, Inc	78,056
1,099		Fair Isaac Corp	49,235
1,232		Interactive Data Corp	27,905
3,548	*	Interpublic Group of Cos, Inc	41,299
10,489	*	Juniper Networks, Inc	249,533
954	*	Lamar Advertising Co	43,273
4,689		Manpower, Inc	208,145
100	*	NAVTEQ Corp	4,995
26,624	*	Novell, Inc	198,349
1,608	*	Rent-A-Center, Inc	31,050
3,630		Reynolds & Reynolds Co (Class A)	99,498
7,393		ServiceMaster Co	100,101
31,856		Siebel Systems, Inc	329,072
96,120	*	Sun Microsystems, Inc	376,790
5,963	*	Sybase, Inc	139,653
27,262	*	Symantec Corp	617,757
8,501	*	Synopsys, Inc	160,669
654	*	Take-Two Interactive Software, Inc	14,447
150	*	TIBCO Software, Inc	1,254
22,522	*	Unisys Corp	149,546
29		Viad Corp	793
28,711		Waste Management, Inc	821,422
4,561	*	WebMD Corp	50,536

		TOTAL BUSINESS SERVICES	8,035,585

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Index Fund

SHARES			VALUE

CHEMICALS AND ALLIED PRODUCTS - 7.31%
13,484		Abbott Laboratories	$571,722
14,170		Air Products & Chemicals, Inc	781,334
2,749		Albemarle Corp	103,637
3,879		Alberto-Culver Co	173,585
2,564		Avery Dennison Corp	134,328
12,976	*	Biogen Idec, Inc	512,292
80,787		Bristol-Myers Squibb Co	1,943,735
3,889		Cabot Corp	128,376
3,319		Celanese Corp (Series A)	57,253
2,484	*	Charles River Laboratories International, Inc	108,352
10,279		Chemtura Corp	127,665
445	*	Chiron Corp	19,411
10,746		Clorox Co	596,833
10,022		Colgate-Palmolive Co	529,061
2,889		Cytec Industries, Inc	125,325
3,775		Dow Chemical Co	157,304
57,548		Du Pont (E.I.) de Nemours & Co	2,254,155
5,641		Eastman Chemical Co	264,958
4,670		Eli Lilly & Co	249,938
8,518		Engelhard Corp	237,737
200	*	Eyetech Pharmaceuticals, Inc	3,592
2,717	*	FMC Corp	155,467
5,832	*	Hospira, Inc	238,937
4,014	*	Huntsman Corp	78,474
1,706	*	Invitrogen Corp	128,342
16,967	*	King Pharmaceuticals, Inc	260,953
4,505		Lubrizol Corp	195,202
13,847		Lyondell Chemical Co	396,301
117,710		Merck & Co, Inc	3,202,889
11,582	*	Millennium Pharmaceuticals, Inc	108,060
4,132		Monsanto Co	259,283
9,105	*	Mosaic Co	145,862
10,928		Mylan Laboratories, Inc	210,473
516,709		Pfizer, Inc	12,902,224
12,010		PPG Industries, Inc	710,872
2,604		Praxair, Inc	124,810
10,135		Rohm & Haas Co	416,853
7,811		RPM International, Inc	143,723
1,474		Scotts Miracle-Gro Co (Class A)	129,609
4,452		Sigma-Aldrich Corp	285,195
6,764		Valspar Corp	151,243
7,323	*	Watson Pharmaceuticals, Inc	268,095
46,661		Wyeth	2,159,004

		TOTAL CHEMICALS AND ALLIED PRODUCTS	31,752,464

COAL MINING - 0.08%
2,983		Arch Coal, Inc	201,352
1,833		Consol Energy, Inc	139,803

		TOTAL COAL MINING	341,155

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Index Fund

SHARES			VALUE

COMMUNICATIONS - 6.73%
21,024		Alltel Corp	$1,368,873
1,596	*	American Tower Corp (Class A)	39,820
55,440		AT&T Corp	1,097,712
10,325	*	Avaya, Inc	106,348
127,303		BellSouth Corp	3,348,069
9,126		CenturyTel, Inc	319,227
23,638		Citizens Communications Co	320,295
25,675	*	Clear Channel Communications, Inc	844,451
74,293	*	Comcast Corp (Class A)	2,182,728
27	*	Cox Radio, Inc (Class A)	410
5,126	*	Crown Castle International Corp	126,253
4,157	*	DIRECTV Group, Inc	62,272
117	*	Foundry Networks, Inc	1,486
1,900		Hearst-Argyle Television, Inc	48,811
6,001	*	IAC/InterActiveCorp	152,125
18,618	*	Liberty Global, Inc	504,175
123,323	*	Liberty Media Corp (Class A)	992,750
19,287	*	MCI, Inc	489,311
9,737	*	NCR Corp	310,708
5,254	*	NTL, Inc	350,967
1,868		PanAmSat Holding Corp	45,206
103,771	*	Qwest Communications International, Inc	425,461
229,650		SBC Communications, Inc	5,504,711
159,765		Sprint Nextel Corp	3,799,212
6,763		Telephone and Data Systems, Inc (Non-Vote)	263,757
7,302	*	Univision Communications, Inc (Class A)	193,722
707	*	US Cellular Corp	37,768
192,427		Verizon Communications, Inc	6,290,439
38	*	West Corp	1,421

		TOTAL COMMUNICATIONS	29,228,488

DEPOSITORY INSTITUTIONS - 17.87%
24,261		AmSouth Bancorp	612,833
9,124		Associated Banc-Corp	278,099
7,069		Astoria Financial Corp	186,763
279,704		Bank of America Corp	11,775,538
3,115		Bank of Hawaii Corp	153,320
53,917		Bank of New York Co, Inc	1,585,699
38,015		BB&T Corp	1,484,486
1,652		BOK Financial Corp	79,577
1,389		Capitol Federal Financial	47,532
361,676		Citigroup, Inc	16,463,492
2,948		City National Corp	206,625
10,925		Colonial Bancgroup, Inc	244,720
11,820		Comerica, Inc	696,198
1,208		Commerce Bancorp, Inc	37,074
3,988		Commerce Bancshares, Inc	205,302
8,737		Compass Bancshares, Inc	400,417
3,158		Cullen/Frost Bankers, Inc	155,816

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Index Fund

SHARES		VALUE

1,635	Downey Financial Corp	$99,571
30,700	Fifth Third Bancorp	1,127,611
8,651	First Horizon National Corp	314,464
5,558	FirstMerit Corp	148,899
10,542	Fulton Financial Corp	176,578
10,351	Golden West Financial Corp	614,746
10,930	Hibernia Corp (Class A)	328,337
15,840	Huntington Bancshares, Inc	355,925
5,579	Independence Community Bank Corp	190,188
1,950	IndyMac Bancorp, Inc	77,181
3,542	International Bancshares Corp	105,197
244,580	JPMorgan Chase & Co	8,298,599
28,297	Keycorp	912,578
5,277	M&T Bank Corp	557,832
15,918	Marshall & Ilsley Corp	692,592
27,048	Mellon Financial Corp	864,725
5,584	Mercantile Bankshares Corp	300,866
39,365	National City Corp	1,316,366
17,651	New York Community Bancorp, Inc	289,476
33,045	North Fork Bancorporation, Inc	842,647
6,029	Northern Trust Corp	304,766
19,845	PNC Financial Services Group, Inc	1,151,407
18,838	Popular, Inc	456,256
32,435	Regions Financial Corp	1,009,377
6,424	Sky Financial Group, Inc	180,579
4,779	South Financial Group, Inc	128,268
25,139	Sovereign Bancorp, Inc	554,064
16,176	State Street Corp	791,330
25,126	SunTrust Banks, Inc	1,745,001
2,449	TCF Financial Corp	65,511
5,278	TD Banknorth, Inc	159,079
3,961	UnionBanCal Corp	276,161
127,419	US Bancorp	3,577,925
7,583	Valley National Bancorp	173,651
109,581	Wachovia Corp	5,214,960
6,324	Washington Federal, Inc	142,669
60,509	Washington Mutual, Inc	2,373,163
3,858	Webster Financial Corp	173,456
105,526	Wells Fargo & Co	6,180,658
4,181	Whitney Holding Corp	113,054
4,489	Wilmington Trust Corp	163,624
6,161	Zions Bancorporation	438,725

	TOTAL DEPOSITORY INSTITUTIONS	77,601,553

EATING AND DRINKING PLACES - 0.73%
33	Brinker International, Inc	1,239
1,598	CBRL Group, Inc	53,789
87,946	McDonald's Corp	2,945,311

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Index Fund

SHARES			VALUE

408		Outback Steakhouse, Inc	$14,933
3,698	*	Wendy's International, Inc	166,965

		TOTAL EATING AND DRINKING PLACES	3,182,237

EDUCATIONAL SERVICES - 0.00% **
342	*	Laureate Education, Inc	16,748

		TOTAL EDUCATIONAL SERVICES	16,748

ELECTRIC, GAS, AND SANITARY SERVICES - 7.56%
5,125		AGL Resources, Inc	190,189
11,303	*	Allegheny Energy, Inc	347,228
8,225		Alliant Energy Corp	239,594
9,899	*	Allied Waste Industries, Inc	83,647
13,821		Ameren Corp	739,285
26,625		American Electric Power Co, Inc	1,057,012
6,140		Aqua America, Inc	233,443
5,461		Atmos Energy Corp	154,273
21,041		Centerpoint Energy, Inc	312,880
13,782		Cinergy Corp	612,059
15,342	*	CMS Energy Corp	252,376
17,059		Consolidated Edison, Inc	828,214
12,300		Constellation Energy Group, Inc	757,680
23,632		Dominion Resources, Inc	2,035,660
8,908		DPL, Inc	247,642
12,077		DTE Energy Co	553,851
64,296		Duke Energy Corp	1,875,514
18,834	*	Dynegy, Inc (Class A)	88,708
22,556		Edison International	1,066,448
44,489		El Paso Corp	618,397
4,870		Energen Corp	210,676
10,290		Energy East Corp	259,205
14,691		Entergy Corp	1,091,835
46,434		Exelon Corp	2,481,433
23,023		FirstEnergy Corp	1,199,959
27,213		FPL Group, Inc	1,295,339
4,957		Great Plains Energy, Inc	148,264
5,371		Hawaiian Electric Industries, Inc	149,743
12,142		KeySpan Corp	446,583
336		Kinder Morgan, Inc	32,310
7,871		MDU Resources Group, Inc	280,601
5,890		National Fuel Gas Co	201,438
18,769		NiSource, Inc	455,148
9,301		Northeast Utilities	185,555
6,186	*	NRG Energy, Inc	263,524
7,592		NSTAR	219,561
5,995		OGE Energy Corp	168,460
6,779		Oneok, Inc	230,622
13,148		Pepco Holdings, Inc	305,954

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Index Fund

SHARES			VALUE

25,599		PG&E Corp	$1,004,761
5,543		Piedmont Natural Gas Co, Inc	139,517
6,837		Pinnacle West Capital Corp	301,375
4,653		PNM Resources, Inc	133,402
26,324		PPL Corp	851,055
17,329		Progress Energy, Inc	775,473
16,767		Public Service Enterprise Group, Inc	1,079,124
7,250		Puget Energy, Inc	170,230
4,491		Questar Corp	395,747
21,001	*	Reliant Energy, Inc	324,255
9,522		Republic Services, Inc	336,031
7,944		SCANA Corp	335,555
17,603		Sempra Energy	828,397
51,773		Southern Co	1,851,402
6,766	*	Southern Union Co	174,360
14,157		TECO Energy, Inc	255,109
6,894		UGI Corp	194,066
5,057		Vectren Corp	143,366
6,357		Westar Energy, Inc	153,394
304		Western Gas Resources, Inc	15,574
16,004		Williams Cos, Inc	400,900
8,176		Wisconsin Energy Corp	326,386
2,814		WPS Resources Corp	162,649
27,737		Xcel Energy, Inc	543,923

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	32,816,361

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 3.25%
8,399	*	ADC Telecommunications, Inc	192,001
13,080	*	Advanced Micro Devices, Inc	329,616
9,017	*	Andrew Corp	100,540
2,679		AVX Corp	34,130
1,371	*	Comverse Technology, Inc	36,016
738	*	Conexant Systems, Inc	1,321
4,687		Emerson Electric Co	336,527
832	*	Energizer Holdings, Inc	47,174
24,488	*	Freescale Semiconductor, Inc (Class B)	577,427
178,498		General Electric Co	6,010,028
1,414		Harris Corp	59,105
59,099		Honeywell International, Inc	2,216,213
1,221	*	International Rectifier Corp	55,043
5,294		Intersil Corp (Class A)	115,303
53,121	*	JDS Uniphase Corp	117,929
3,489		L-3 Communications Holdings, Inc	275,875
17,639	*	LSI Logic Corp	173,744
306,761	*	Lucent Technologies, Inc	996,973
20,081	*	Micron Technology, Inc	267,077
4,478		Molex, Inc	119,473
33,636		Motorola, Inc	743,019
4,132	*	Novellus Systems, Inc	103,631

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Index Fund

SHARES			VALUE

20,197	*	Sanmina-SCI Corp	$86,645
1,465		Scientific-Atlanta, Inc	54,952
657	*	Spectrum Brands, Inc	15,472
2,634		Teleflex, Inc	185,697
31,196	*	Tellabs, Inc	328,182
2,133	*	Thomas & Betts Corp	73,397
112	*	Utstarcom, Inc	915
11,104	*	Vishay Intertechnology, Inc	132,693
4,255		Whirlpool Corp	322,401

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	14,108,519

ENGINEERING AND MANAGEMENT SERVICES - 0.02%
1,049	*	Hewitt Associates, Inc	28,617
728	*	Jacobs Engineering Group, Inc	49,067

		TOTAL ENGINEERING AND MANAGEMENT SERVICES	77,684

FABRICATED METAL PRODUCTS - 0.16%
897	*	Alliant Techsystems, Inc	66,961
2,587		Aptargroup, Inc	128,858
6,690		Ball Corp	245,791
1,303		Illinois Tool Works, Inc	107,276
3,841		Snap-On, Inc	138,737

		TOTAL FABRICATED METAL PRODUCTS	687,623

FOOD AND KINDRED PRODUCTS - 2.46%
20,712		Anheuser-Busch Cos, Inc	891,444
45,474		Archer Daniels Midland Co	1,121,389
8,140		Campbell Soup Co	242,165
54,589		Coca-Cola Co	2,357,699
20,644		Coca-Cola Enterprises, Inc	402,558
36,223		ConAgra Foods, Inc	896,519
9,746	*	Constellation Brands, Inc (Class A)	253,396
13,531	*	Del Monte Foods Co	145,188
19,230		General Mills, Inc	926,886
11,494		H.J. Heinz Co	419,991
827		Hershey Co	46,568
5,409		Hormel Foods Corp	178,443
3,717		J.M. Smucker Co	180,423
5,655		Kellogg Co	260,865
17,488		Kraft Foods, Inc (Class A)	534,958
2,830		McCormick & Co, Inc (Non-Vote)	92,343
3,442		Molson Coors Brewing Co (Class B)	220,322
7,476		Pepsi Bottling Group, Inc	213,440
4,993		PepsiAmericas, Inc	113,491
33,884		Sara Lee Corp	642,102
6,248	*	Smithfield Foods, Inc	185,441

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Index Fund

SHARES			VALUE

2,341	*	TreeHouse Foods, Inc	$62,926
16,876		Tyson Foods, Inc (Class A)	304,612

		TOTAL FOOD AND KINDRED PRODUCTS	10,693,169

FOOD STORES - 0.39%
25,480		Albertson's, Inc	653,562
50,440	*	Kroger Co	1,038,560

		TOTAL FOOD STORES	1,692,122

FORESTRY - 0.32%
3,640		Rayonier, Inc	209,737
16,937		Weyerhaeuser Co	1,164,419

		TOTAL FORESTRY	1,374,156

FURNITURE AND FIXTURES - 0.35%
2,733		Hillenbrand Industries, Inc	128,588
10,865		Johnson Controls, Inc	674,173
9,126		Leggett & Platt, Inc	184,345
6,381		Masco Corp	195,769
15,323		Newell Rubbermaid, Inc	347,066

		TOTAL FURNITURE AND FIXTURES	1,529,941

FURNITURE AND HOMEFURNISHINGS STORES - 0.09%
7,787		Circuit City Stores, Inc	133,625
2,659	*	Mohawk Industries, Inc	213,385
2,401		Steelcase, Inc (Class A)	34,718

		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	381,728

GENERAL BUILDING CONTRACTORS - 0.44%
1,850		Beazer Homes USA, Inc	108,539
4,095		Centex Corp	264,455
4,969		DR Horton, Inc	179,977
1,087		KB Home	79,568
3,835		Lennar Corp (Class A)	229,180
260		Lennar Corp (Class B)	14,407
888		MDC Holdings, Inc	70,054
1,654	*	Meritage Homes Corp	126,796
15,064		Pulte Homes, Inc	646,547
639		Ryland Group, Inc	43,720
4,070		Standard-Pacific Corp	168,946

		TOTAL GENERAL BUILDING CONTRACTORS	1,932,189

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Index Fund

SHARES			VALUE

GENERAL MERCHANDISE STORES - 0.75%
4,592	*	BJ's Wholesale Club, Inc	$127,658
200	*	Cabela's, Inc	3,674
20,384		Costco Wholesale Corp	878,347
5,175		Dillard's, Inc (Class A)	108,054
2,512		Family Dollar Stores, Inc	49,913
17,848		Federated Department Stores, Inc	1,193,496
10,852		JC Penney Co, Inc	514,602
2,459		Neiman Marcus Group, Inc (Class A)	245,777
7,898	*	Saks, Inc	146,113

		TOTAL GENERAL MERCHANDISE STORES	3,267,634

HEALTH SERVICES - 0.26%
3,072	*	Caremark Rx, Inc	153,385
1,491	*	Community Health Systems, Inc	57,866
1,700		Health Management Associates, Inc (Class A)	39,899
5,955	*	Medco Health Solutions, Inc	326,513
484	*	Sierra Health Services, Inc	33,333
27,697	*	Tenet Healthcare Corp	311,037
3,872	*	Triad Hospitals, Inc	175,285
930		Universal Health Services, Inc (Class B)	44,296

		TOTAL HEALTH SERVICES	1,141,614

HOLDING AND OTHER INVESTMENT OFFICES - 3.57%
9,381		Allied Capital Corp	268,578
5,887		AMB Property Corp	264,326
8,105		American Financial Realty Trust	115,091
8,061		Annaly Mortgage Management, Inc	104,390
6,733		Apartment Investment & Management Co (Class A)	261,106
13,517		Archstone-Smith Trust	538,923
4,838		Arden Realty, Inc	199,180
4,947		AvalonBay Communities, Inc	423,958
7,562		Boston Properties, Inc	536,146
3,779		BRE Properties, Inc (Class A)	168,166
3,127		Camden Property Trust	174,330
3,965		CarrAmerica Realty Corp	142,542
3,262		CBL & Associates Properties, Inc	133,709
3,349		Centerpoint Properties Trust	150,035
5,157		Crescent Real Estate Equities Co	105,770
10		Cross Timbers Royalty Trust	543
7,517		Developers Diversified Realty Corp	351,044
9,672		Duke Realty Corp	327,687
28,189		Equity Office Properties Trust	922,062
19,651		Equity Residential	743,790
1,686		Essex Property Trust, Inc	151,740
2,422		Federal Realty Investment Trust	147,572
10,687		Friedman Billings Ramsey Group, Inc	108,901
6,221		General Growth Properties, Inc	279,510

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Index Fund

SHARES			VALUE

9,428		Health Care Property Investors, Inc	$254,462
3,555		Health Care REIT, Inc	131,855
3,478		Healthcare Realty Trust, Inc	139,607
5,056		Hospitality Properties Trust	216,700
24,227		Host Marriott Corp	409,436
13,281		HRPT Properties Trust	164,817
17,476		iShares Russell 1000 Value Index Fund	1,203,048
7,868		iStar Financial, Inc	318,103
13,500		Kimco Realty Corp	424,170
1,900		KKR Financial Corp	42,256
6,086		Liberty Property Trust	258,898
3,074		Macerich Co	199,626
4,392		Mack-Cali Realty Corp	197,376
1,616		New Century Financial Corp	58,612
6,858		New Plan Excel Realty Trust	157,391
2,900		Pan Pacific Retail Properties, Inc	191,110
12,527		Plum Creek Timber Co, Inc	474,899
15,190		Prologis	673,069
1,210		Public Storage, Inc	81,070
5,731		Realty Income Corp	137,028
5,426		Reckson Associates Realty Corp	187,468
4,496		Regency Centers Corp	258,295
3,401		Shurgard Storage Centers, Inc (Class A)	190,014
7,450		Simon Property Group, Inc	552,194
2,782		SL Green Realty Corp	189,677
16,890	*	Telewest Global, Inc	387,626
7,188		Thornburg Mortgage, Inc	180,131
6,728		Trizec Properties, Inc	155,148
5,185		United Dominion Realty Trust, Inc	122,885
8,271		Vornado Realty Trust	716,434
5,298		Weingarten Realty Investors	200,529

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	15,493,033

HOTELS AND OTHER LODGING PLACES - 0.08%
52	*	Las Vegas Sands Corp	1,711
5,830		Starwood Hotels & Resorts Worldwide, Inc	333,301

		TOTAL HOTELS AND OTHER LODGING PLACES	335,012

INDUSTRIAL MACHINERY AND EQUIPMENT - 2.63%
2,588		Black & Decker Corp	212,449
985		Carlisle Cos, Inc	62,616
688	*	Cooper Cameron Corp	50,864
1,509		Cummins, Inc	132,777
15,313		Deere & Co	937,156
455		Diebold, Inc	15,679
4,469		Dover Corp	182,291
7,502		Eaton Corp	476,752
201,061		Hewlett-Packard Co	5,870,981

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Index Fund

SHARES			VALUE

666		IDEX Corp	$28,338
17,107		International Business Machines Corp	1,372,324
5,080	*	National Oilwell Varco, Inc	334,264
8,061		Pall Corp	221,678
4,722		Parker Hannifin Corp	303,672
1,039		Pentair, Inc	37,924
7,462		Pitney Bowes, Inc	311,464
3,148	*	SanDisk Corp	151,891
35,547	*	Solectron Corp	138,989
4,995		SPX Corp	229,520
1,886		Stanley Works	88,038
2,348		Symbol Technologies, Inc	22,729
3,283	*	Terex Corp	162,279
2,626		Timken Co	77,808

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	11,422,483

INSTRUMENTS AND RELATED PRODUCTS - 0.85%
5,302	*	Agilent Technologies, Inc	173,641
13,517		Applera Corp (Applied Biosystems Group)	314,135
410		Bausch & Lomb, Inc	33,079
569		Cooper Cos, Inc	43,591
19,783		Eastman Kodak Co	481,320
4,084	*	Fisher Scientific International, Inc	253,412
693	*	Mettler-Toledo International, Inc	35,329
4,111		PerkinElmer, Inc	83,741
24,185		Raytheon Co	919,514
798		Roper Industries, Inc	31,353
4,321		Tektronix, Inc	109,019
4,746	*	Teradyne, Inc	78,309
6,803	*	Thermo Electron Corp	210,213
66,288	*	Xerox Corp	904,831

		TOTAL INSTRUMENTS AND RELATED PRODUCTS	3,671,487

INSURANCE AGENTS, BROKERS AND SERVICE - 0.79%
22,024		AON Corp	706,530
1,103		Gallagher (Arthur J.) & Co	31,777
20,516		Hartford Financial Services Group, Inc	1,583,220
36,819		Marsh & McLennan Cos, Inc	1,118,929

		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	3,440,456

INSURANCE CARRIERS - 7.33%
3,948		Aetna, Inc	340,081
7,103		Aflac, Inc	321,766
422	*	Alleghany Corp	129,132
3,292	*	Allmerica Financial Corp	135,433
46,417		Allstate Corp	2,566,396

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Index Fund

SHARES			VALUE

5,807		Ambac Financial Group, Inc	$418,452
3,129		American Financial Group, Inc	106,167
112,020		American International Group, Inc	6,940,759
530		American National Insurance Co	63,134
2,822		AmerUs Group Co	161,898
8,175		Assurant, Inc	311,141
13,484		Chubb Corp	1,207,492
9,100		Cigna Corp	1,072,526
12,161		Cincinnati Financial Corp	509,424
1,629	*	CNA Financial Corp	48,658
10,740	*	Conseco, Inc	226,721
2,318		Erie Indemnity Co (Class A)	122,275
11,148		Fidelity National Financial, Inc	496,309
5,773		First American Corp	263,653
15,397		Genworth Financial, Inc	496,399
3,484		HCC Insurance Holdings, Inc	99,399
3,389	*	Health Net, Inc	160,367
2,882	*	Humana, Inc	137,990
9,636		Jefferson-Pilot Corp	493,074
5,694		Leucadia National Corp	245,411
12,145		Lincoln National Corp	631,783
10,296		Loews Corp	951,453
468	*	Markel Corp	154,674
8,876		MBIA, Inc	538,063
1,744		Mercury General Corp	104,623
28,886		Metlife, Inc	1,439,389
6,573		MGIC Investment Corp	421,987
3,792		Nationwide Financial Services, Inc (Class A)	151,870
40		Odyssey Re Holdings Corp	1,022
12,744		Old Republic International Corp	339,882
2,569	*	Pacificare Health Systems, Inc	204,955
191	*	Philadelphia Consolidated Holding Co	16,216
6,616		PMI Group, Inc	263,780
20,326		Principal Financial Group	962,843
1,143		Progressive Corp	119,752
4,627		Protective Life Corp	190,540
33,484		Prudential Financial, Inc	2,262,179
6,027		Radian Group, Inc	320,034
2,271		Reinsurance Group Of America, Inc	101,514
8,973		Safeco Corp	478,979
46,684		St. Paul Travelers Cos, Inc	2,094,711
2,044		Stancorp Financial Group, Inc	172,105
7,121		Torchmark Corp	376,202
1,652		Transatlantic Holdings, Inc	94,164
1,664		Unitrin, Inc	78,973
20,194		UnumProvident Corp	413,977
6,038		W.R. Berkley Corp	238,380
313	*	WellChoice, Inc	23,757
20,286	*	WellPoint, Inc	1,538,085
180		Wesco Financial Corp	61,578

		TOTAL INSURANCE CARRIERS	31,821,527

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Index Fund

SHARES			VALUE

LOCAL AND INTERURBAN PASSENGER TRANSIT - 0.04%
7,261		Laidlaw International, Inc	$175,498

		TOTAL LOCAL AND INTERURBAN PASSENGER TRANSIT	175,498

LUMBER AND WOOD PRODUCTS - 0.05%
7,368		Louisiana-Pacific Corp	204,020

		TOTAL LUMBER AND WOOD PRODUCTS	204,020

METAL MINING - 0.43%
1,995		Commerce Group, Inc	115,750
28,700		Newmont Mining Corp	1,353,779
3,194		Phelps Dodge Corp	414,996
59		Southern Peru Copper Corp	3,302

		TOTAL METAL MINING	1,887,827

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.14%
10,417		Hasbro, Inc	204,694
25,096		Mattel, Inc	418,601

		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	623,295

MISCELLANEOUS RETAIL - 0.40%
2,545		Barnes & Noble, Inc	95,947
136		Blockbuster, Inc (Class B)	609
4,852		Borders Group, Inc	107,569
2,211	*	Dollar Tree Stores, Inc	47,868
21,993	*	Office Depot, Inc	653,192
36,628	*	Rite Aid Corp	142,117
3,580	*	Sears Holdings Corp	445,424
6,172		Tiffany & Co	245,460

		TOTAL MISCELLANEOUS RETAIL	1,738,186

MOTION PICTURES - 2.86%
400	*	Avid Technology, Inc	16,560
12,372	*	Discovery Holding Co (Class A)	178,652
96,731		News Corp (Class A)	1,508,036
301,342		Time Warner, Inc	5,457,304
80,994		Viacom, Inc (Class B)	2,673,612
107,817		Walt Disney Co	2,601,624

		TOTAL MOTION PICTURES	12,435,788

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Index Fund

SHARES			VALUE

NONDEPOSITORY INSTITUTIONS - 2.66%
6,852		American Capital Strategies Ltd	$251,194
6,151	*	AmeriCredit Corp	146,824
12,045		Capital One Financial Corp	957,818
1,000	*	CapitalSource, Inc	21,800
14,490		CIT Group, Inc	654,658
37,422		Countrywide Financial Corp	1,234,178
67,234		Fannie Mae	3,013,428
47,861		Freddie Mac	2,702,232
87,958		MBNA Corp	2,167,285
17,072	*	Providian Financial Corp	301,833
985		Westcorp	58,017
437	*	WFS Financial, Inc	29,362

		TOTAL NONDEPOSITORY INSTITUTIONS	11,538,629

NONMETALLIC MINERALS, EXCEPT FUELS - 0.04%
2,258		Vulcan Materials Co	167,566

		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	167,566

OIL AND GAS EXTRACTION - 3.17%
16,267		Anadarko Petroleum Corp	1,557,565
22,759		Apache Corp	1,711,932
26,676		Burlington Resources, Inc	2,169,292
13,397		Chesapeake Energy Corp	512,435
32,836		Devon Energy Corp	2,253,863
3,190		ENSCO International, Inc	148,622
856		Equitable Resources, Inc	33,435
3,703	*	Forest Oil Corp	192,926
1,123		Helmerich & Payne, Inc	67,818
7,950		Kerr-McGee Corp	772,025
2,525	*	Newfield Exploration Co	123,977
10,518		Noble Energy, Inc	493,294
27,671		Occidental Petroleum Corp	2,363,934
9,554		Pioneer Natural Resources Co	524,706
4,354		Pogo Producing Co	256,625
4,885	*	Pride International, Inc	139,271
3,238		Rowan Cos, Inc	114,917
2,559		Tidewater, Inc	124,547
155	*	Unit Corp	8,568
3,769		Vintage Petroleum, Inc	172,093

		TOTAL OIL AND GAS EXTRACTION	13,741,845

PAPER AND ALLIED PRODUCTS - 0.96%
7,723		Bemis Co	190,758
17,891		Georgia-Pacific Corp	609,367
33,602		International Paper Co	1,001,340

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Index Fund

SHARES			VALUE

18,437		Kimberly-Clark Corp	$1,097,555
13,633		MeadWestvaco Corp	376,543
36		Neenah Paper, Inc	1,055
4,699		OfficeMax, Inc	148,817
4,120		Packaging Corp of America	79,969
18,073	*	Smurfit-Stone Container Corp	187,236
6,595		Sonoco Products Co	180,109
7,639		Temple-Inland, Inc	312,053

		TOTAL PAPER AND ALLIED PRODUCTS	4,184,802

PERSONAL SERVICES - 0.04%
22,203		Service Corp International	184,063

		TOTAL PERSONAL SERVICES	184,063

PETROLEUM AND COAL PRODUCTS - 11.61%
5,491		Amerada Hess Corp	755,012
4,369		Ashland, Inc	241,344
157,428		Chevron Corp	10,190,314
96,726		ConocoPhillips	6,762,115
442,515		Exxon Mobil Corp	28,117,403
25,144		Marathon Oil Corp	1,733,176
2,008		Sunoco, Inc	157,026
2,118		Tesoro Corp	142,414
20,535		Valero Energy Corp	2,321,687

		TOTAL PETROLEUM AND COAL PRODUCTS	50,420,491

PRIMARY METAL INDUSTRIES - 0.69%
60,369		Alcoa, Inc	1,474,211
4,028		Hubbell, Inc (Class B)	189,034
10,948		Nucor Corp	645,823
6,224		Precision Castparts Corp	330,494
7,990		United States Steel Corp	338,377
110		Worthington Industries, Inc	2,313

		TOTAL PRIMARY METAL INDUSTRIES	2,980,252

PRINTING AND PUBLISHING - 0.79%
4,144		American Greetings Corp (Class A)	113,546
6,179		Belo (A.H.) Corp Series A	141,252
17,309		Gannett Co, Inc	1,191,378
26		Harte-Hanks, Inc	687
5,245		Knight Ridder, Inc	307,777
3,011		Lee Enterprises, Inc	127,907
1,553		McClatchy Co (Class A)	101,302
10,116		New York Times Co (Class A)	300,951
14,678		R.R. Donnelley & Sons Co	544,113

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Index Fund

SHARES			VALUE

16,226		Tribune Co	$549,899
47		Washington Post Co (Class B)	37,718

		TOTAL PRINTING AND PUBLISHING	3,416,530

RAILROAD TRANSPORTATION - 1.05%
26,128		Burlington Northern Santa Fe Corp	1,562,454
14,994		CSX Corp	696,921
23,921		Norfolk Southern Corp	970,236
18,280		Union Pacific Corp	1,310,676

		TOTAL RAILROAD TRANSPORTATION	4,540,287

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.06%
5,929	*	Goodyear Tire & Rubber Co	92,433
3,622	*	Sealed Air Corp	171,900

		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	264,333

SECURITY AND COMMODITY BROKERS - 3.52%
5,119		A.G. Edwards. Inc	224,263
10,324	*	Ameritrade Holding Corp	221,760
7,956		Bear Stearns Cos, Inc	873,171
25,929	*	E*Trade Financial Corp	456,350
500		Federated Investors, Inc (Class B)	16,615
24,547		Goldman Sachs Group, Inc	2,984,424
7,209		Instinet Group, Inc	35,829
16,079		Janus Capital Group, Inc	232,342
3,408		Jefferies Group, Inc	148,418
19,185		Lehman Brothers Holdings, Inc	2,234,669
65,451		Merrill Lynch & Co, Inc	4,015,419
68,685		Morgan Stanley	3,704,869
4,198		Raymond James Financial, Inc	134,840

		TOTAL SECURITY AND COMMODITY BROKERS	15,282,969

STONE, CLAY, AND GLASS PRODUCTS - 0.13%
2,271		Lafarge North America, Inc	153,542
10,615	*	Owens-Illinois, Inc	218,881
2,673	b,*	USG Corp	183,689

		TOTAL STONE, CLAY, AND GLASS PRODUCTS	556,112

TOBACCO PRODUCTS - 1.67%
85,740		Altria Group, Inc	6,319,895
4,919		Loews Corp (Carolina Group)	194,940

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Index Fund

SHARES			VALUE

5,882		Reynolds American, Inc	$488,324
5,597		UST, Inc	234,290

		TOTAL TOBACCO PRODUCTS	7,237,449

TRANSPORTATION BY AIR - 0.09%
27,445		Southwest Airlines Co	407,558

		TOTAL TRANSPORTATION BY AIR	407,558

TRANSPORTATION EQUIPMENT - 1.63%
5,375		Autoliv, Inc	233,813
1,600		Brunswick Corp	60,368
9,987		Dana Corp	93,978
33,641		Delphi Corp	92,849
122,553		Ford Motor Co	1,208,373
13,818		General Dynamics Corp	1,651,942
31,808		General Motors Corp	973,643
12,095		Genuine Parts Co	518,876
365		Harsco Corp	23,933
510		ITT Industries, Inc	57,936
24,767		Northrop Grumman Corp	1,346,086
1,449		Paccar, Inc	98,373
9,538	*	Pactiv Corp	167,106
6,211		Textron, Inc	445,453
3,231	*	TRW Automotive Holdings Corp	94,798

		TOTAL TRANSPORTATION EQUIPMENT	7,067,527

TRANSPORTATION SERVICES - 0.07%
6,001	*	Expedia, Inc	118,880
8,715		Sabre Holdings Corp	176,740

		TOTAL TRANSPORTATION SERVICES	295,620

TRUCKING AND WAREHOUSING - 0.05%
1,497	*	Swift Transportation Co, Inc	26,497
4,247	*	Yellow Roadway Corp	175,911

		TOTAL TRUCKING AND WAREHOUSING	202,408

WATER TRANSPORTATION - 0.07%
3,126		Alexander & Baldwin, Inc	166,428
2,199		Overseas Shipholding Group, Inc	128,268

		TOTAL WATER TRANSPORTATION	294,696

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Index Fund

SHARES			VALUE

WHOLESALE TRADE-DURABLE GOODS - 0.34%
6,537		Adesa, Inc	$144,468
7,822	*	Arrow Electronics, Inc	245,298
6,674	*	Avnet, Inc	163,179
2,894		BorgWarner, Inc	163,395
4,157	*	Ingram Micro, Inc (Class A)	77,071
522		Martin Marietta Materials, Inc	40,956
5,093		Omnicare, Inc	286,379
2,663	*	Tech Data Corp	97,759
4,213		W.W. Grainger, Inc	265,082

		TOTAL WHOLESALE TRADE-DURABLE GOODS	1,483,587

WHOLESALE TRADE-NONDURABLE GOODS - 0.83%
4,306		Airgas, Inc	127,587
7,126		AmerisourceBergen Corp	550,840
321		Brown-Forman Corp (Class B)	19,112
10,391		Cardinal Health, Inc	659,205
10,403	*	Dean Foods Co	404,260
12,563		McKesson Corp	596,114
2,445		Reebok International, Ltd	138,314
30,991		Safeway, Inc	793,370
9,545		Supervalu, Inc	297,040
616		Valhi, Inc	11,075

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	3,596,917

		TOTAL COMMON STOCKS	433,365,022
		(Cost $386,687,435)

PRINCIPAL

SHORT-TERM INVESTMENTS - 0.26%
†U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 0.26%
$ 1,150,000		Federal Home Loan Bank (FHLB), 3.180%, 10/03/05	1,150,000

		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES	1,150,000

		TOTAL SHORT-TERM INVESTMENTS
		(Cost $1,149,797)	1,150,000

		TOTAL PORTFOLIO - 100.08%
		(Cost $387,843,164)	434,525,749
		OTHER ASSETS & LIABILITIES, NET - (0.08)%	(364,904)

		NET ASSETS - 100.00%	$434,160,845

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Index Fund

*	Non-income producing
**	Percentage represents less than 0.01%
†	Notes have a rate of 3.180% and mature 10/03/05.
b	In bankruptcy

For ease of presentation, we have grouped a number of industry classification categories together in the Statement of Investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At September 30, 2005, the aggregate cost of portfolio investments for federal income tax purposes was
$388,177,230. Net unrealized appreciation of portfolio investments aggregated $46,408,519 of which $55,495,291 related to appreciated portfolio investments and $9,086,772 related to depreciated portfolio investments.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
EQUITY INDEX FUND
STATEMENT OF INVESTMENTS
September 30, 2005

SHARES			VALUE

COMMON STOCKS - 99.87%

AGRICULTURAL PRODUCTION-CROPS - 0.02%
156		Alico, Inc	$8,003
2,034		Chiquita Brands International, Inc	56,850
1,746		Delta & Pine Land Co	46,112
271	*	John B. Sanfilippo & Son	4,743

		TOTAL AGRICULTURAL PRODUCTION-CROPS	$115,708

AGRICULTURAL PRODUCTION-LIVESTOCK - 0.01%
818		Pilgrim's Pride Corp	29,775
15		Seaboard Corp	20,595

		TOTAL AGRICULTURAL PRODUCTION-LIVESTOCK	50,370

AMUSEMENT AND RECREATION SERVICES - 0.18%
2,152	*	Alliance Gaming Corp	23,349
1,497	*	Argosy Gaming Co	70,344
476		Churchill Downs, Inc	16,812
237		Dover Downs Gaming & Entertainment, Inc	3,223
503		Dover Motorsports, Inc	3,441
7,931		Harrah's Entertainment, Inc	517,022
1,562		International Speedway Corp (Class A)	81,958
963	*	Life Time Fitness, Inc	31,914
1,898	*	Magna Entertainment Corp (Class A)	12,641
1,107	*	Multimedia Games, Inc	10,749
3,122	*	Penn National Gaming, Inc	97,125
1,691	*	Pinnacle Entertainment, Inc	30,996
4,789	*	Six Flags, Inc	34,433
797		Speedway Motorsports, Inc	28,955
547	*	Sunterra Corp	7,182
1,300		Warner Music Group Corp	24,063
3,125		Westwood One, Inc	62,156
988	*	WMS Industries, Inc	27,792
614		World Wrestling Entertainment, Inc	7,982

		TOTAL AMUSEMENT AND RECREATION SERVICES	1,092,137

APPAREL AND ACCESSORY STORES - 0.62%
3,805		Abercrombie & Fitch Co (Class A)	189,679
2,434	*	Aeropostale, Inc	51,722
5,182		American Eagle Outfitters, Inc	121,932
3,164	*	AnnTaylor Stores Corp	84,004
768		Bebe Stores, Inc	13,440
350		Buckle, Inc	11,890
729		Burlington Coat Factory Warehouse Corp	27,731
594	*	Cache, Inc	9,047

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

806	*	Carter's, Inc	$45,781
1,531	*	Casual Male Retail Group, Inc	10,533
1,069		Cato Corp (Class A)	21,305
766	*	Charlotte Russe Holding, Inc	10,203
5,264	*	Charming Shoppes, Inc	56,167
8,030	*	Chico's FAS, Inc	295,504
854	*	Children's Place Retail Stores, Inc	30,437
1,609		Christopher & Banks Corp	22,317
4,058		Claire's Stores, Inc	97,920
195		DEB Shops, Inc	4,239
872	*	Dress Barn, Inc	19,847
1,823		Finish Line, Inc (Class A)	26,598
6,866		Foot Locker, Inc	150,640
27,067		Gap, Inc	471,778
1,241		Goody's Family Clothing, Inc	9,394
2,190	*	HOT Topic, Inc	33,638
906	*	Jo-Ann Stores, Inc	15,674
521	*	JOS A Bank Clothiers, Inc	22,518
13,712	*	Kohl's Corp	688,068
15,106		Limited Brands, Inc	308,616
100	*	New York & Co, Inc	1,640
9,666		Nordstrom, Inc	331,737
3,310	*	Pacific Sunwear Of California, Inc	70,966
2,885	*	Payless Shoesource, Inc	50,199
6,485		Ross Stores, Inc	153,695
340	*	Shoe Carnival, Inc	5,409
1,149		Stage Stores, Inc	30,874
1,009		Talbots, Inc	30,189
1,822	*	The Wet Seal, Inc	8,199
1,644	*	Too, Inc	45,122
4,536	*	Urban Outfitters, Inc	133,358
3,100	*	Wilsons The Leather Experts, Inc	18,910

		TOTAL APPAREL AND ACCESSORY STORES	3,730,920

APPAREL AND OTHER TEXTILE PRODUCTS - 0.16%
762	*	Columbia Sportswear Co	35,357
851	*	DHB Industries, Inc	3,566
827	*	Guess ?, Inc	17,722
1,406	*	Gymboree Corp	19,178
1,023	*	Hartmarx Corp	6,701
5,265		Jones Apparel Group, Inc	150,052
1,102		Kellwood Co	28,487
4,765		Liz Claiborne, Inc	187,360
1,815		Phillips-Van Heusen Corp	56,301
2,412		Polo Ralph Lauren Corp	121,323
5,426	*	Quiksilver, Inc	78,406
1,396		Russell Corp	19,600
3,859		VF Corp	223,706
1,988	*	Warnaco Group, Inc	43,557

		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	991,316

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

AUTO REPAIR, SERVICES AND PARKING - 0.07%
779	*	Amerco, Inc	$45,330
406		Bandag, Inc	17,401
890		Central Parking Corp	13,305
1,079	*	Dollar Thrifty Automotive Group, Inc	36,330
2,920		Lear Corp	99,192
811	*	Midas, Inc	16,123
429		Monro Muffler, Inc	11,270
2,379	*	PHH Corp	65,327
2,807		Ryder System, Inc	96,056
1,705	*	Wright Express Corp	36,811

		TOTAL AUTO REPAIR, SERVICES AND PARKING	437,145

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.17%
4,686	*	Advance Auto Parts	181,254
309	*	America's Car-Mart, Inc	5,543
431	*	Asbury Automotive Group, Inc	7,340
7,825	*	Autonation, Inc	156,265
2,566	*	Autozone, Inc	213,620
4,661	*	Carmax, Inc	145,750
3,118	*	Copart, Inc	74,427
1,694	*	CSK Auto Corp	25,207
584		Lithia Motors, Inc (Class A)	16,924
542	*	MarineMax, Inc	13,816
4,369	*	O'Reilly Automotive, Inc	123,118
916	*	Rush Enterprises, Inc (Class A)	13,996
1,240		Sonic Automotive, Inc	27,553
1,132		United Auto Group, Inc	37,401

		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	1,042,214

BUILDING MATERIALS AND GARDEN SUPPLIES - 1.03%
816	*	Central Garden & Pet Co	36,924
2,745		Fastenal Co	167,692
95,357		Home Depot, Inc	3,636,916
34,204		Lowe's Cos, Inc	2,202,738
5,059		Sherwin-Williams Co	222,950

		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	6,267,220

BUSINESS SERVICES - 7.17%
16,752	*	3Com Corp	68,348
478	*	3D Systems Corp	10,626
1,526		Aaron Rents, Inc	32,275
1,629		ABM Industries, Inc	33,899
8,088	*	Activision, Inc	165,400
3,687		Acxiom Corp	69,021
1,100		Administaff, Inc	43,714

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

21,980		Adobe Systems, Inc	$656,103
1,001	*	Advent Software, Inc	26,967
1,547		Advo, Inc	48,406
5,233	*	Affiliated Computer Services, Inc (Class A)	285,722
2,749	*	Agile Software Corp	19,710
5,205	*	Akamai Technologies, Inc	83,020
3,572	*	Alliance Data Systems Corp	139,844
1,093	*	Altiris, Inc	16,712
570	*	American Reprographics Co	9,747
1,488	*	AMICAS, Inc	8,035
392	*	AMN Healthcare Services, Inc	6,064
229	*	Ansoft Corp	6,664
1,522	*	Ansys, Inc	58,582
1,203	*	Anteon International Corp	51,440
2,406	*	Applied Digital Solutions, Inc	6,857
2,453	*	aQuantive, Inc	49,379
1,318		Arbitron, Inc	52,509
3,107	*	Ariba, Inc	17,710
2,330	*	Aspen Technology, Inc	14,562
489	*	Asset Acceptance Capital Corp	14,655
340	*	Atari, Inc	490
843	*	Audible, Inc	10,360
2,383	*	Autobytel, Inc	11,939
9,946		Autodesk, Inc	461,892
25,941		Automatic Data Processing, Inc	1,116,501
2,294	*	Avocent Corp	72,613
409	*	Bankrate, Inc	11,219
15,559	*	BEA Systems, Inc	139,720
5,485	*	BISYS Group, Inc	73,663
556		Blackbaud, Inc	7,878
500	*	Blackboard, Inc	12,505
558	*	Blue Coat Systems, Inc	24,262
9,657	*	BMC Software, Inc	203,763
4,024	*	Borland Software Corp	23,420
461	*	Bottomline Technologies, Inc	6,956
1,782		Brady Corp (Class A)	55,135
2,481		Brink's Co	101,870
1,310	*	CACI International, Inc (Class A)	79,386
12,167	*	Cadence Design Systems, Inc	196,619
2,289		Catalina Marketing Corp	52,052
3,206	*	CBIZ, Inc	16,351
415	*	CCC Information Services Group, Inc	10,844
46,684		Cendant Corp	963,558
6,698	*	Ceridian Corp	138,983
1,389	*	Cerner Corp	120,746
2,480		Certegy, Inc	99,250
3,705	*	Checkfree Corp	140,123
4,033	*	ChoicePoint, Inc	174,105
2,298	*	Ciber, Inc	17,074
7,586	*	Citrix Systems, Inc	190,712
372	*	Click Commerce, Inc	6,819
19,614	*	CMGI, Inc	32,755

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

6,132	*	CNET Networks, Inc	$83,224
1,100	*	Cogent, Inc	26,125
1,984		Cognex Corp	59,659
5,942	*	Cognizant Technology Solutions Corp	276,838
20,279		Computer Associates International, Inc	563,959
305		Computer Programs & Systems, Inc	10,535
8,337	*	Computer Sciences Corp	394,423
17,083	*	Compuware Corp	162,288
472	*	COMSYS IT Partners, Inc	5,763
1,628	*	Concur Technologies, Inc	20,138
6,594	*	Convergys Corp	94,756
773	*	CoStar Group, Inc	36,114
1,148	*	Covansys Corp	18,322
2,255	*	CSG Systems International, Inc	48,956
717	*	Cyberguard Corp	5,915
1,699	*	Cybersource Corp	11,179
2,286		Deluxe Corp	91,806
1,846	*	Dendrite International, Inc	37,086
1,523	*	Digital Insight Corp	39,689
1,430	*	Digital River, Inc	49,836
3,502	*	DST Systems, Inc	192,015
6,116	*	Earthlink, Inc	65,452
47,962	*	eBay, Inc	1,976,034
1,544	*	Echelon Corp	14,220
1,870	*	Eclipsys Corp	33,361
889	*	eCollege.com, Inc	13,211
2,302	*	eFunds Corp	43,365
821	*	Electro Rent Corp	10,328
13,759	*	Electronic Arts, Inc	782,749
23,519		Electronic Data Systems Corp	527,766
2,347	*	Electronics for Imaging, Inc	53,840
518	*	Emageon, Inc	7,024
3,555	*	Entrust, Inc	19,908
2,158	*	Epicor Software Corp	28,054
646	*	EPIQ Systems, Inc	14,096
5,662		Equifax, Inc	197,830
621	*	Equinix, Inc	25,865
314	*	Escala Group, Inc	5,228
1,498	*	eSpeed, Inc (Class A)	11,355
1,627	*	F5 Networks, Inc	70,726
1,500		Factset Research Systems, Inc	52,860
2,947		Fair Isaac Corp	132,026
1,723	*	FalconStor Software, Inc	10,441
1,955	*	Filenet Corp	54,544
34,455		First Data Corp	1,378,200
8,350	*	Fiserv, Inc	383,014
623	*	Forrester Research, Inc	12,971
2,119	*	Gartner, Inc (Class A)	24,771
2,047	*	Getty Images, Inc	176,124
1,274		Gevity HR, Inc	34,704
7,219	*	Google, Inc (Class A)	2,284,525
5,021		GTECH Holdings Corp	160,973

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

923		Healthcare Services Group	$17,768
803	*	Heidrick & Struggles International, Inc	26,001
5,653	*	Homestore, Inc	24,590
1,038	*	Hudson Highland Group, Inc	25,919
2,871	*	Hypercom Corp	18,719
1,912	*	Hyperion Solutions Corp	93,019
968	*	IDX Systems Corp	41,798
416	*	iGate Corp	1,510
9,871		IMS Health, Inc	248,453
876	*	Infocrossing, Inc	8,050
3,462	*	Informatica Corp	41,613
1,375	*	Infospace, Inc	32,821
1,860		infoUSA, Inc	19,753
351	*	Innovative Solutions & Support, Inc	5,451
343		Integral Systems, Inc	7,080
1,587		Interactive Data Corp	35,946
1,110	*	Intergraph Corp	49,628
1,195	*	Intermix Media, Inc	14,292
1,501	*	Internet Capital Group, Inc	13,224
1,630	*	Internet Security Systems, Inc	39,136
334		Interpool, Inc	6,095
18,687	*	Interpublic Group of Cos, Inc	217,517
533	*	Intervideo, Inc	5,346
2,106	*	Interwoven, Inc	17,206
873	*	Intrado, Inc	15,740
7,186	*	Intuit, Inc	322,005
2,349	*	Ipass, Inc	12,638
553	*	iPayment, Inc	20,926
4,974	*	Iron Mountain, Inc	182,546
1,855	*	iVillage, Inc	13,467
3,164		Jack Henry & Associates, Inc	61,382
449	*	Jamdat Mobile, Inc	9,429
1,422	*	JDA Software Group, Inc	21,586
24,506	*	Juniper Networks, Inc	582,998
868	*	Jupitermedia Corp	15,372
1,001	*	Kanbay International, Inc	18,819
2,403	*	Keane, Inc	27,466
790		Kelly Services, Inc (Class A)	24,221
834	*	Keynote Systems, Inc	10,825
1,188	*	Kforce, Inc	12,236
2,540	*	KFX, Inc	43,485
2,072	*	Kinetic Concepts, Inc	117,690
1,429	*	Korn/Ferry International	23,421
1,484	*	Kronos, Inc	66,246
2,632	*	Labor Ready, Inc	67,511
3,791	*	Lamar Advertising Co	171,960
3,158	*	Lawson Software, Inc	21,917
2,598	*	Lionbridge Technologies	17,537
689	*	LoJack Corp	14,565
3,220	*	Macromedia, Inc	130,957
1,159	*	Magma Design Automation, Inc	9,411
1,478	*	Manhattan Associates, Inc	34,290

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

3,923		Manpower, Inc	$174,142
857	*	Mantech International Corp (Class A)	22,633
1,157	*	Mapinfo Corp	14,173
847	*	Marchex, Inc	14,026
300	*	Marlin Business Services, Inc	6,912
2,678	*	Matrixone, Inc	14,086
7,177	*	McAfee, Inc	225,501
3,520	*	Mentor Graphics Corp	30,272
3,882	*	Mercury Interactive Corp	153,727
3,075	*	Micromuse, Inc	24,231
408,949		Microsoft Corp	10,522,258
677	*	MicroStrategy, Inc	47,586
1,012	*	Midway Games, Inc	15,372
4,012		MoneyGram International, Inc	87,101
4,574	*	Monster Worldwide, Inc	140,468
741	*	Motive, Inc	4,698
4,739	*	MPS Group, Inc	55,920
1,096	*	MRO Software, Inc	18,457
2,443		National Instruments Corp	60,195
3,837	*	NAVTEQ Corp	191,658
1,262	*	NCO Group, Inc	26,073
1,835		NDCHealth Corp	34,718
698	*	Ness Technologies, Inc	6,980
1,672	*	NetFlix, Inc	43,455
2,907	*	NetIQ Corp	35,582
745	*	Netratings, Inc	11,339
976	*	Netscout Systems, Inc	5,300
1,494	*	NIC, Inc	9,786
17,121	*	Novell, Inc	127,559
7,994		Omnicom Group, Inc	668,538
917	*	Online Resources Corp	9,702
693	*	Open Solutions, Inc	15,121
2,025	*	Opsware, Inc	10,510
166,654	*	Oracle Corp	2,064,843
1,073	*	Packeteer, Inc	13,466
12,550	*	Parametric Technology Corp	87,474
573	*	PDF Solutions, Inc	9,512
703	*	Pegasystems, Inc	4,211
3,294	*	Perot Systems Corp (Class A)	46,610
830	*	Phase Forward, Inc	9,072
818	*	Phoenix Technologies Ltd	6,160
2,446	*	Pixar	108,871
634	*	Portfolio Recovery Associates, Inc	27,376
500	*	PRA International	15,155
1,489	*	Progress Software Corp	47,306
1,167		QAD, Inc	9,674
234		Quality Systems, Inc	16,167
2,593	*	Quest Software, Inc	39,077
905	*	Radiant Systems, Inc	9,340
799	*	Radisys Corp	15,501
5,698	*	RealNetworks, Inc	32,536
8,102	*	Red Hat, Inc	171,681

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

1,434	*	Redback Networks, Inc	$14,225
472		Renaissance Learning, Inc	8,402
3,308	*	Rent-A-Center, Inc	63,877
1,245	*	Rent-Way, Inc	8,553
2,751		Reynolds & Reynolds Co (Class A)	75,405
500	*	RightNow Technologies, Inc	7,360
7,942		Robert Half International, Inc	282,656
1,251		Rollins, Inc	24,419
3,243	*	RSA Security, Inc	41,219
3,636	*	S1 Corp	14,217
1,074	*	SafeNet, Inc	38,997
2,905	*	Salesforce.com, Inc	67,164
4,100	*	Sapient Corp	25,625
1,739	*	Secure Computing Corp	19,738
1,273	*	Serena Software, Inc	25,371
12,926		ServiceMaster Co	175,018
313	*	SI International, Inc	9,694
24,316		Siebel Systems, Inc	251,184
1,273	*	Sohu.com, Inc	21,806
2,930	*	SonicWALL, Inc	18,605
10,472	*	Sonus Networks, Inc	60,738
1,780	*	Sotheby's Holdings, Inc (Class A)	29,762
2,204	*	Spherion Corp	16,750
881	*	SPSS, Inc	21,144
1,420	*	SRA International, Inc (Class A)	50,382
745		SS&C Technologies, Inc	27,297
545		Startek, Inc	7,194
890	*	Stellent, Inc	7,627
455	*	Stratasys, Inc	13,513
147,139	*	Sun Microsystems, Inc	576,785
2,055	*	SupportSoft, Inc	10,357
4,229	*	Sybase, Inc	99,043
1,090	*	SYKES Enterprises, Inc	12,971
52,907	*	Symantec Corp	1,198,873
408	*	SYNNEX Corp	6,871
6,928	*	Synopsys, Inc	130,939
195		Syntel, Inc	3,801
2,941	*	Take-Two Interactive Software, Inc	64,967
932		Talx Corp	30,560
1,941	*	TeleTech Holdings, Inc	19,449
2,857	*	THQ, Inc	60,911
9,445	*	TIBCO Software, Inc	78,960
507	*	TNS, Inc	12,295
1,360		Total System Services, Inc	31,702
880	*	TradeStation Group, Inc	8,923
1,585	*	Transaction Systems Architects, Inc	44,142
1,550	*	Trizetto Group, Inc	21,886
457	*	TRM Corp	6,942
851	*	Ultimate Software Group, Inc	15,675
14,841	*	Unisys Corp	98,544
2,460		United Online, Inc	34,071
2,839	*	United Rentals, Inc	55,957

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

873	*	Universal Compression Holdings, Inc	$34,719
3,830	*	Valueclick, Inc	65,455
1,022	*	Vasco Data Security International	9,270
1,104	*	Ventiv Health, Inc	28,936
469	*	Verint Systems, Inc	19,201
11,510	*	VeriSign, Inc	245,969
1,652	*	Verity, Inc	17,544
386	*	Vertrue, Inc	14,031
1,078		Viad Corp	29,483
1,466	*	Vignette Corp	23,324
350	*	Volt Information Sciences, Inc	7,112
24,783		Waste Management, Inc	709,042
1,575	*	WebEx Communications, Inc	38,603
14,699	*	WebMD Corp	162,865
2,241	*	webMethods, Inc	15,844
1,014	*	Websense, Inc	51,927
3,100	*	Wind River Systems, Inc	40,083
1,103	*	Witness Systems, Inc	23,042
53,489	*	Yahoo!, Inc	1,810,068

		TOTAL BUSINESS SERVICES	43,446,501

CHEMICALS AND ALLIED PRODUCTS - 9.60%
4,378	*	Aastrom Biosciences, Inc	10,288
68,335		Abbott Laboratories	2,897,404
4,058	*	Abgenix, Inc	51,455
1,103	*	Adolor Corp	11,780
10,324		Air Products & Chemicals, Inc	569,265
1,362	*	Albany Molecular Research, Inc	16,589
1,707		Albemarle Corp	64,354
3,376		Alberto-Culver Co	151,076
1,266	*	Alexion Pharmaceuticals, Inc	35,043
4,277	*	Alkermes, Inc	71,854
1,410		Alpharma, Inc (Class A)	35,067
859	*	American Pharmaceutical Partners, Inc	39,222
422		American Vanguard Corp	7,727
54,674	*	Amgen, Inc	4,355,878
3,433	*	Andrx Corp	52,971
1,148		Arch Chemicals, Inc	26,691
1,364	*	Arena Pharmaceuticals, Inc	13,504
1,308	*	Arqule, Inc	10,242
1,485	*	Array Biopharma, Inc	10,662
1,310	*	Atherogenics, Inc	20,999
4,657	*	AVANIR Pharmaceuticals	14,390
5,036		Avery Dennison Corp	263,836
21,125		Avon Products, Inc	570,375
337		Balchem Corp	9,284
4,454	*	Barr Pharmaceuticals, Inc	244,614
407	*	Barrier Therapeutics, Inc	3,415
997	*	Bentley Pharmaceuticals, Inc	11,914
1,207	*	Bioenvision, Inc	9,692

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

15,108	*	Biogen Idec, Inc	$596,464
3,604	*	BioMarin Pharmaceuticals, Inc	31,463
86,141		Bristol-Myers Squibb Co	2,072,552
2,563		Cabot Corp	84,605
1,604		Calgon Carbon Corp	12,672
1,425		Cambrex Corp	27,018
565	*	Caraco Pharmaceutical Laboratories Ltd	4,910
3,000		Celanese Corp (Series A)	51,750
1,593	*	Cell Genesys, Inc	8,730
1,629	*	Cell Therapeutics, Inc	4,659
2,536	*	Cephalon, Inc	117,721
3,249	*	Charles River Laboratories International, Inc	141,721
768	*	Chattem, Inc	27,264
10,319		Chemtura Corp	128,162
4,711	*	Chiron Corp	205,494
2,885		Church & Dwight Co, Inc	106,572
6,654		Clorox Co	369,563
23,217		Colgate-Palmolive Co	1,225,625
1,489	*	Connetics Corp	25,179
1,500	*	Cotherix, Inc	20,925
2,210	*	Cubist Pharmaceuticals, Inc	47,603
2,579	*	Curis, Inc	11,838
1,327	*	Cypress Bioscience, Inc	7,179
1,883		Cytec Industries, Inc	81,684
3,866		Dade Behring Holdings, Inc	141,728
2,120	*	Dendreon Corp	14,225
1,129		Diagnostic Products Corp	59,532
830	*	Digene Corp	23,655
2,149	*	Discovery Laboratories, Inc	13,861
949	*	Dov Pharmaceutical, Inc	16,114
42,361		Dow Chemical Co	1,765,224
43,938		Du Pont (E.I.) de Nemours & Co	1,721,051
1,946	*	Durect Corp	13,330
932	*	Dusa Pharmaceuticals, Inc	9,879
3,505		Eastman Chemical Co	164,630
7,985		Ecolab, Inc	254,961
43,200		Eli Lilly & Co	2,312,064
923	*	Elizabeth Arden, Inc	19,918
2,745	*	Encysive Pharmaceuticals, Inc	32,336
5,260		Engelhard Corp	146,807
1,803	*	Enzon Pharmaceuticals, Inc	11,954
1,214	*	EPIX Pharmaceuticals, Inc	9,348
6,259		Estee Lauder Cos (Class A)	218,001
1,254	*	Eyetech Pharmaceuticals, Inc	22,522
1,607		Ferro Corp	29,440
1,169	*	First Horizon Pharmaceutical Corp	23,228
1,562	*	FMC Corp	89,378
15,832	*	Forest Laboratories, Inc	616,973
20,525	*	Genentech, Inc	1,728,410
954	*	Genitope Corp	6,621
11,255	*	Genzyme Corp	806,314
1,433		Georgia Gulf Corp	34,507

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

2,279	*	Geron Corp	$23,405
20,227	*	Gilead Sciences, Inc	986,268
39,489		Gillette Co	2,298,260
2,695	*	GlobeTel Communications Corp	3,908
1,227		H.B. Fuller Co	38,135
224	*	Hi-Tech Pharmacal Co, Inc	6,738
6,891	*	Hospira, Inc	282,324
6,175	*	Human Genome Sciences, Inc	83,918
2,500	*	Huntsman Corp	48,875
452	*	Idenix Pharmaceuticals, Inc	11,345
1,363	*	Idexx Laboratories, Inc	91,157
3,146	*	ImClone Systems, Inc	98,942
2,007	*	Immucor, Inc	55,072
2,102	*	Immunogen, Inc	15,429
1,788	*	Inspire Pharmaceuticals, Inc	13,589
315		Inter Parfums, Inc	6,202
1,585	*	InterMune, Inc	26,232
4,541		International Flavors & Fragrances, Inc	161,841
835	*	Inverness Medical Innovations, Inc	22,153
2,138	*	Invitrogen Corp	160,916
8,637	*	IVAX Corp	227,671
10,749	*	King Pharmaceuticals, Inc	165,335
628	*	Kos Pharmaceuticals, Inc	42,032
200		Kronos Worldwide, Inc	6,348
1,821	*	KV Pharmaceutical Co (Class A)	32,359
3,085		Lubrizol Corp	133,673
8,835		Lyondell Chemical Co	252,858
1,211		MacDermid, Inc	31,801
600		Mannatech, Inc	7,110
800	*	MannKind Corp	10,952
1,323	*	Martek Biosciences Corp	46,477
4,592	*	Medarex, Inc	43,716
2,267	*	Medicines Co	52,164
2,358		Medicis Pharmaceutical Corp (Class A)	76,776
10,799	*	Medimmune, Inc	363,386
96,998		Merck & Co, Inc	2,639,316
711		Meridian Bioscience, Inc	14,718
3,242	*	MGI Pharma, Inc	75,571
13,701	*	Millennium Pharmaceuticals, Inc	127,830
841		Minerals Technologies, Inc	48,114
800	*	Momenta Pharmaceuticals, Inc	21,800
11,695		Monsanto Co	733,861
6,006	*	Mosaic Co	96,216
9,624		Mylan Laboratories, Inc	185,358
1,168	*	Myogen, Inc	27,448
2,896	*	Nabi Biopharmaceuticals	37,938
3,438	*	Nalco Holding Co	57,999
733	*	Nastech Pharmaceutical Co, Inc	10,365
384		Natures Sunshine Products, Inc	8,924
2,341	*	NBTY, Inc	55,013
1,592	*	Neurocrine Biosciences, Inc	78,310
226	*	New River Pharmaceuticals, Inc	10,834

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

740	*	NewMarket Corp	$12,832
513	*	NitroMed, Inc	9,234
383		NL Industries, Inc	7,197
960	*	Northfield Laboratories, Inc	12,384
1,192	*	Noven Pharmaceuticals, Inc	16,688
2,016	*	NPS Pharmaceuticals, Inc	20,382
2,090	*	Nuvelo, Inc	20,064
662		Octel Corp	11,036
3,422		Olin Corp	64,984
1,409	*	OM Group, Inc	28,363
1,480	*	Onyx Pharmaceuticals, Inc	36,970
2,133	*	OraSure Technologies, Inc	20,114
2,265	*	OSI Pharmaceuticals, Inc	66,229
1,604	*	Pain Therapeutics, Inc	10,089
1,627	*	Par Pharmaceutical Cos, Inc	43,311
1,312	*	Parexel International Corp	26,358
263	*	Parlux Fragrances, Inc	7,664
778	*	Penwest Pharmaceuticals Co	13,638
3,457		Perrigo Co	49,470
328,483		Pfizer, Inc	8,202,221
999	*	Pharmion Corp	21,788
488	*	Pioneer Cos, Inc	11,741
4,316	*	PolyOne Corp	26,155
1,146	*	Pozen, Inc	12,595
7,789		PPG Industries, Inc	461,031
14,107		Praxair, Inc	676,149
1,088	*	Prestige Brands Holdings, Inc	13,404
110,094		Procter & Gamble Co	6,546,189
732	*	Progenics Pharmaceuticals, Inc	17,356
4,511	*	Protein Design Labs, Inc	126,308
764	*	Renovis, Inc	10,337
7,479	*	Revlon, Inc (Class A)	24,082
700	*	Rockwood Holdings, Inc	13,335
7,002		Rohm & Haas Co	287,992
5,210		RPM International, Inc	95,864
1,939	*	Salix Pharmaceuticals Ltd	41,204
65,328		Schering-Plough Corp	1,375,154
1,228		Scotts Miracle-Gro Co (Class A)	107,978
1,878		Sensient Technologies Corp	35,588
4,566	*	Sepracor, Inc	269,348
1,508	*	Serologicals Corp	34,020
2,906		Sigma-Aldrich Corp	186,158
2,733	*	StemCells, Inc	15,086
250		Stepan Co	6,265
1,943	*	SuperGen, Inc	12,241
708	*	SurModics, Inc	27,393
1,295	*	Tanox, Inc	18,972
3,907	*	Terra Industries, Inc	25,981
1,400		UAP Holding Corp	25,340
976	*	United Therapeutics Corp	68,125
454	*	USANA Health Sciences, Inc	21,656
4,070		USEC, Inc	45,421

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

3,813		Valeant Pharmaceuticals International	$76,565
4,516		Valspar Corp	100,978
3,577	*	VCA Antech, Inc	91,285
4,953	*	Vertex Pharmaceuticals, Inc	110,700
4,954	*	Watson Pharmaceuticals, Inc	181,366
1,629		Wellman, Inc	10,312
700		Westlake Chemical Corp	18,956
2,832	*	WR Grace & Co	25,346
59,375		Wyeth	2,747,281
1,007	*	Zymogenetics, Inc	16,616

		TOTAL CHEMICALS AND ALLIED PRODUCTS	58,172,826

COAL MINING - 0.21%
1,200	*	Alpha Natural Resources, Inc	36,048
2,767		Arch Coal, Inc	186,839
3,982		Consol Energy, Inc	303,707
1,006		Foundation Coal Holdings, Inc	38,681
568	*	James River Coal Co	28,667
3,352		Massey Energy Co	171,187
5,678		Peabody Energy Corp	478,939
808		Penn Virginia Corp	46,630

		TOTAL COAL MINING	1,290,698

COMMUNICATIONS - 4.28%
2,666		Adtran, Inc	83,979
1,915	*	Airspan Networks, Inc	9,633
5,783	*	Alamosa Holdings, Inc	98,947
15,206		Alltel Corp	990,063
18,168	*	American Tower Corp (Class A)	453,292
1,496		Anixter International, Inc	60,334
36,028		AT&T Corp	713,354
1,078	*	Audiovox Corp (Class A)	15,071
22,295	*	Avaya, Inc	229,648
195	*	Beasley Broadcast Group, Inc (Class A)	2,740
80,666		BellSouth Corp	2,121,516
1,501	*	Brightpoint, Inc	28,729
8,685	*	Cablevision Systems Corp (Class A)	266,369
543	*	Centennial Communications Corp	8,134
5,578		CenturyTel, Inc	195,118
14,056	*	Charter Communications, Inc (Class A)	21,084
10,990	*	Cincinnati Bell, Inc	48,466
2,440	*	Citadel Broadcasting Corp	33,501
15,151		Citizens Communications Co	205,296
24,286	*	Clear Channel Communications, Inc	798,767
89,710	*	Comcast Corp (Class A)	2,635,680
883		Commonwealth Telephone Enterprises, Inc	33,289
1,527	*	Cox Radio, Inc (Class A)	23,210
9,410	*	Crown Castle International Corp	231,768

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

1,284	*	Crown Media Holdings, Inc (Class A)	$14,060
890		CT Communications, Inc	11,009
2,564	*	Cumulus Media, Inc (Class A)	32,024
31,587	*	DIRECTV Group, Inc	473,173
6,149	*	Dobson Communications Corp (Class A)	47,224
10,029		EchoStar Communications Corp (Class A)	296,558
2,155	*	Emmis Communications Corp (Class A)	47,604
1,748	*	Entercom Communications Corp	55,219
2,599	*	Entravision Communications Corp (Class A)	20,454
1,078		Fairpoint Communications, Inc	15,771
405	*	Fisher Communications, Inc	18,857
5,793	*	Foundry Networks, Inc	73,571
2,156	*	General Communication, Inc (Class A)	21,344
1,352		Global Payments, Inc	105,078
923		Golden Telecom, Inc	29,139
1,889		Gray Television, Inc	20,005
1,203		Hearst-Argyle Television, Inc	30,905
8,663	*	IAC/InterActiveCorp	219,607
2,232	*	IDT Corp (Class B)	27,208
631	*	InPhonic, Inc	8,676
2,370	*	Insight Communications Co, Inc	27,563
1,000		Iowa Telecommunications Services, Inc	16,820
941	*	j2 Global Communications, Inc	38,035
32,711	*	Level 3 Communications, Inc	75,890
769		Liberty Corp	36,058
20,432	*	Liberty Global, Inc	553,299
124,404	*	Liberty Media Corp (Class A)	1,001,452
1,154	*	Lin TV Corp (Class A)	16,098
506	*	Lodgenet Entertainment Corp	7,453
1,400	*	Mastec, Inc	15,260
12,990	*	MCI, Inc	329,556
10,603	v*	McLeod (Escrow)	-
2,423	*	Mediacom Communications Corp	17,882
8,146	*	NCR Corp	259,939
1,000	*	NeuStar, Inc	31,990
6,622	*	Nextel Partners, Inc (Class A)	166,212
2,805	*	NII Holdings, Inc (Class B)	236,882
739		North Pittsburgh Systems, Inc	15,083
1,047	*	Novatel Wireless, Inc	15,150
3,237	*	NTL, Inc	216,232
2,082		PanAmSat Holding Corp	50,384
2,790	*	Premiere Global Services, Inc	22,822
2,063	*	Price Communications Corp	33,936
65,768	*	Qwest Communications International, Inc	269,653
3,375	*	Radio One, Inc (Class D)	44,381
940	*	RCN Corp	19,947
1	v*	RCN Corp Wts 12/21/06	0.00
1,768	*	Regent Communications, Inc	9,300
824	*	Saga Communications, Inc (Class A)	10,959
460	*	Salem Communications Corp (Class A)	8,482
3,207	*	SBA Communications Corp	49,548
145,775		SBC Communications, Inc	3,494,227

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

252		Shenandoah Telecom Co	$10,380
1,913		Sinclair Broadcast Group, Inc (Class A)	16,968
1,918	*	Spanish Broadcasting System, Inc (Class A)	13,771
123,749		Sprint Nextel Corp	2,942,751
631		SureWest Communications	18,097
718	*	Syniverse Holdings, Inc	11,057
1,691	*	Talk America Holdings, Inc	15,946
4,630		Telephone and Data Systems, Inc (Non-Vote)	180,570
1,345	*	Telkonet, Inc	5,272
995	*	Terremark Worldwide, Inc	4,368
2,540	*	TiVo, Inc	13,945
3,248	*	Ubiquitel, Inc	28,388
9,632	*	Univision Communications, Inc (Class A)	255,537
640	*	US Cellular Corp	34,189
1,270	*	USA Mobility, Inc	34,265
1,114		Valor Communications Group, Inc	15,184
122,191		Verizon Communications, Inc	3,994,424
873	*	West Corp	32,642
2,647	*	Wireless Facilities, Inc	15,353
9,215	*	XM Satellite Radio Holdings, Inc	330,911

		TOTAL COMMUNICATIONS	25,939,985

DEPOSITORY INSTITUTIONS - 9.44%
664		1st Source Corp	15,372
594		ABC Bancorp	11,399
561	*	ACE Cash Express, Inc	10,945
634		Alabama National Bancorp	40,538
929		Amcore Financial, Inc	28,994
3,214		Amegy Bancorp, Inc	72,733
560	*	AmericanWest Bancorp	12,947
369		Ames National Corp	10,184
15,403		AmSouth Bancorp	389,080
1,029		Anchor Bancorp Wisconsin, Inc	30,335
502		Arrow Financial Corp	13,614
5,805		Associated Banc-Corp	176,936
4,275		Astoria Financial Corp	112,945
134		Bancfirst Corp	11,390
344	*	Bancorp, Inc	5,501
3,646		Bancorpsouth, Inc	83,311
557		BancTrust Financial Group, Inc	10,739
3,001		Bank Mutual Corp	32,171
177,495		Bank of America Corp	7,472,539
727		Bank of Granite Corp	13,842
2,278		Bank of Hawaii Corp	112,123
34,562		Bank of New York Co, Inc	1,016,468
492		Bank of the Ozarks, Inc	16,890
2,074		BankAtlantic Bancorp, Inc (Class A)	35,237
1,134		BankUnited Financial Corp (Class A)	25,935
602		Banner Corp	16,037
23,822		BB&T Corp	930,249

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

287		Berkshire Hills Bancorp, Inc	$9,758
538	*	BFC Financial Corp	3,755
886		BOK Financial Corp	42,679
1,331		Boston Private Financial Holdings, Inc	35,325
2,567		Brookline Bancorp, Inc	40,610
353		Camden National Corp	13,297
547		Capital City Bank Group, Inc	20,627
451		Capital Corp of the West	13,778
264	*	Capital Crossing Bank	9,171
587		Capitol Bancorp Ltd	19,019
1,081		Capitol Federal Financial	36,992
857	*	Cardinal Financial Corp	8,270
917		Cascade Bancorp	19,156
2,106		Cathay General Bancorp	74,679
468		Center Financial Corp	10,998
500	*	Central Coast Bancorp	10,655
1,328		Central Pacific Financial Corp	46,719
176		Charter Financial Corp	6,000
1,217		Chemical Financial Corp	39,552
1,644		Chittenden Corp	43,582
229,688		Citigroup, Inc	10,455,398
342		Citizens & Northern Corp	9,131
1,891		Citizens Banking Corp	53,704
356		City Bank	12,186
906		City Holding Co	32,399
2,002		City National Corp	140,320
755		Clifton Savings Bancorp, Inc	7,776
760		Coastal Financial Corp	11,415
525		CoBiz, Inc	9,770
6,945		Colonial Bancgroup, Inc	155,568
231		Colony Bankcorp, Inc	6,251
281		Columbia Bancorp	11,293
861		Columbia Banking System, Inc	22,584
7,364		Comerica, Inc	433,740
6,890		Commerce Bancorp, Inc	211,454
2,818		Commerce Bancshares, Inc	145,071
206		Commercial Bankshares, Inc	7,743
1,956		Commercial Capital Bancorp, Inc	33,252
1,970		Commercial Federal Corp	67,256
179	*	Community Bancorp	5,905
1,446		Community Bank System, Inc	32,680
1,265		Community Banks, Inc	35,559
631		Community Trust Bancorp, Inc	20,306
5,647		Compass Bancshares, Inc	258,802
756		Corus Bankshares, Inc	41,451
2,249		Cullen/Frost Bankers, Inc	110,966
2,302		CVB Financial Corp	42,817
1,151		Dime Community Bancshares	16,943
866		Downey Financial Corp	52,739
2,379		East West Bancorp, Inc	80,981
332		Enterprise Financial Services Corp	7,045
1,279	*	Euronet Worldwide, Inc	37,846

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

298		Farmers Capital Bank Corp	$9,232
1,156		Fidelity Bankshares, Inc	35,316
20,989		Fifth Third Bancorp	770,926
467		Financial Institutions, Inc	8,597
525		First Bancorp (North Carolina)	10,521
2,766		First Bancorp (Puerto Rico)	46,801
706		First Busey Corp (Class A)	13,746
1,556		First Charter Corp	38,091
291		First Citizens Bancshares, Inc (Class A)	49,659
2,932		First Commonwealth Financial Corp	39,084
572		First Community Bancorp, Inc	27,359
492		First Community Bancshares, Inc	14,435
298		First Defiance Financial Corp	8,174
1,622		First Financial Bancorp	30,169
786		First Financial Bankshares, Inc	27,376
701		First Financial Corp (Indiana)	18,927
680		First Financial Holdings, Inc	20,890
5,417		First Horizon National Corp	196,908
501		First Indiana Corp	17,069
972		First Merchants Corp	25,107
2,162		First Midwest Bancorp, Inc	80,513
5,233		First Niagara Financial Group, Inc	75,565
271		First Oak Brook Bancshares, Inc	8,209
672		First Place Financial Corp	14,898
105	*	First Regional Bancorp	8,273
1,040		First Republic Bank	36,639
218		First South Bancorp, Inc	7,262
836		First State Bancorporation	17,715
678	*	FirstFed Financial Corp	36,483
3,800		FirstMerit Corp	101,802
1,180		Flagstar Bancorp, Inc	18,998
952		Flushing Financial Corp	15,584
2,480		FNB Corp	42,854
320		FNB Corp (Virginia)	8,858
662	*	Franklin Bank Corp	10,691
2,838		Fremont General Corp	61,954
1,164		Frontier Financial Corp	33,756
6,923		Fulton Financial Corp	115,960
282		GB&T Bancshares, Inc	5,987
1,371		Glacier Bancorp, Inc	42,323
1,727		Gold Banc Corp, Inc	25,732
11,138		Golden West Financial Corp	661,486
616		Great Southern Bancorp, Inc	18,431
2,300		Greater Bay Bancorp	56,672
283		Greene County Bancshares, Inc	7,324
1,262		Hancock Holding Co	43,085
1,606		Hanmi Financial Corp	28,828
1,029		Harbor Florida Bancshares, Inc	37,322
1,454		Harleysville National Corp	31,915
607		Heartland Financial USA, Inc	11,794
500		Heritage Commerce Corp	10,400
6,836		Hibernia Corp (Class A)	205,353

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES		VALUE

540	Horizon Financial Corp	$11,880
25,116	Hudson City Bancorp, Inc	298,880
1,806	Hudson United Bancorp	76,448
10,365	Huntington Bancshares, Inc	232,902
465	IBERIABANK Corp	24,715
3,749	Independence Community Bank Corp	127,803
829	Independent Bank Corp (Massachusetts)	25,185
996	Independent Bank Corp (Michigan)	28,924
2,724	IndyMac Bancorp, Inc	107,816
772	Integra Bank Corp	16,752
821	Interchange Financial Services Corp	14,170
2,096	International Bancshares Corp	62,251
2,916	Investors Financial Services Corp	95,936
550		Irwin Financial Corp	11,215
302	*	ITLA Capital Corp	15,852
155,372		JPMorgan Chase & Co	5,271,772
665		Kearny Financial Corp	8,313
17,681		Keycorp	570,212
1,500		KNBT Bancorp, Inc	23,355
570		Lakeland Bancorp, Inc	8,738
193		Lakeland Financial Corp	7,981
3,249		M&T Bank Corp	343,452
510		Macatawa Bank Corp	17,456
1,298		MAF Bancorp, Inc	53,218
701		Main Street Banks, Inc	18,787
479		MainSource Financial Group, Inc	8,493
10,014		Marshall & Ilsley Corp	435,709
930		MB Financial, Inc	36,251
817		MBT Financial Corp	15,057
18,449		Mellon Financial Corp	589,815
268		Mercantile Bank Corp	11,468
3,699		Mercantile Bankshares Corp	199,302
1,115		Mid-State Bancshares	30,674
648		Midwest Banc Holdings, Inc	14,982
1,060		Nara Bancorp, Inc	15,847
162		NASB Financial, Inc	6,480
24,828		National City Corp	830,248
1,631		National Penn Bancshares, Inc	40,596
350		NBC Capital Corp	8,778
1,410		NBT Bancorp, Inc	33,262
2,232		NetBank, Inc	18,548
11,814		New York Community Bancorp, Inc	193,750
4,214		NewAlliance Bancshares, Inc	61,693
21,342		North Fork Bancorporation, Inc	544,221
345	*	Northern Empire Bancshares	8,597
8,584		Northern Trust Corp	433,921
872		Northwest Bancorp, Inc	18,530
488		OceanFirst Financial Corp	11,780
2,357		Old National Bancorp	50,016
752		Old Second Bancorp, Inc	22,440
389		Omega Financial Corp	10,904
1,059		Oriental Financial Group, Inc	12,962

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

1,992		Pacific Capital Bancorp	$66,314
531		Park National Corp	57,491
2,001		Partners Trust Financial Group, Inc	23,051
342		Peapack Gladstone Financial Corp	9,384
622		Pennfed Financial Services, Inc	11,370
192	*	Pennsylvania Commerce Bancorp, Inc	6,851
491		Peoples Bancorp, Inc	13,566
2,751		People's Bank	79,724
1,033		PFF Bancorp, Inc	31,259
328	*	Pinnacle Financial Partners, Inc	8,259
206		Placer Sierra Bancshares	5,659
12,253		PNC Financial Services Group, Inc	710,919
11,723		Popular, Inc	283,931
139		Preferred Bank	5,586
579	*	Premierwest Bancorp	8,743
812		PrivateBancorp, Inc	27,835
870		Prosperity Bancshares, Inc	26,318
1,620		Provident Bankshares Corp	56,344
264		Provident Financial Holdings	7,405
3,351		Provident Financial Services, Inc	58,978
2,165		Provident New York Bancorp	25,266
1,293		R & G Financial Corp (Class B)	17,779
20,609		Regions Financial Corp	641,352
408		Renasant Corp	12,913
299		Republic Bancorp, Inc (Class A) (Kentucky)	6,255
3,116		Republic Bancorp, Inc (Michigan)	44,060
251		Royal Bancshares of Pennsylvania (Class A)	5,607
1,029		S&T Bancorp, Inc	38,896
623		S.Y. Bancorp, Inc	14,815
766		Sandy Spring Bancorp, Inc	25,814
393		Santander BanCorp	9,680
331		SCBT Financial Corp	10,453
514		Seacoast Banking Corp of Florida	12,043
390		Security Bank Corp	9,707
347	*	Signature Bank	9,366
801		Simmons First National Corp (Class A)	22,845
4,182		Sky Financial Group, Inc	117,556
499		Sound Federal Bancorp, Inc	8,338
3,279		South Financial Group, Inc	88,008
495		Southside Bancshares, Inc	9,410
483		Southwest Bancorp, Inc	10,611
15,900		Sovereign Bancorp, Inc	350,436
400		State Bancorp, Inc	7,168
260		State Financial Services Corp (Class A)	9,495
14,967		State Street Corp	732,186
834		Sterling Bancorp	18,773
2,185		Sterling Bancshares, Inc	32,141
1,325		Sterling Financial Corp (Pennsylvania)	26,699
1,365		Sterling Financial Corp (Spokane)	30,781
481		Suffolk Bancorp	15,349
447		Summit Bancshares, Inc	8,211
223		Summit Financial Group, Inc	6,077

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

514	*	Sun Bancorp, Inc (New Jersey)	$10,840
15,925		SunTrust Banks, Inc	1,105,991
1,686		Susquehanna Bancshares, Inc	40,531
1,542	*	SVB Financial Group	75,003
13,676		Synovus Financial Corp	379,099
140		Taylor Capital Group, Inc	5,295
5,893		TCF Financial Corp	157,638
3,372		TD Banknorth, Inc	101,632
1,127	*	Texas Capital Bancshares, Inc	23,836
1,924		Texas Regional Bancshares, Inc (Class A)	55,392
974		TierOne Corp	25,626
283		Tompkins Trustco, Inc	12,240
697		Trico Bancshares	14,999
3,429		Trustco Bank Corp NY	42,965
1,796		Trustmark Corp	50,019
4,040		UCBH Holdings, Inc	74,013
629		UMB Financial Corp	41,313
1,783		Umpqua Holdings Corp	43,363
423		Union Bankshares Corp	17,673
2,615		UnionBanCal Corp	182,318
1,707		United Bankshares, Inc	59,660
1,462		United Community Banks, Inc	41,667
1,505		United Community Financial Corp	16,886
255		United Security Bancshares	6,997
558		Univest Corp of Pennsylvania	15,429
1,093		Unizan Financial Corp	26,462
80,733		US Bancorp	2,266,983
511		USB Holding Co, Inc	11,651
4,265		Valley National Bancorp	97,668
341		Vineyard National Bancorp	10,077
377	*	Virginia Commerce Bancorp	10,209
351		Virginia Financial Group, Inc	12,654
4,768		W Holding Co, Inc	45,582
69,553		Wachovia Corp	3,310,027
3,681		Washington Federal, Inc	83,043
38,400		Washington Mutual, Inc	1,506,048
517		Washington Trust Bancorp, Inc	14,057
2,574		Webster Financial Corp	115,727
74,389		Wells Fargo & Co	4,357,022
929		WesBanco, Inc	25,547
981		West Bancorporation, Inc	18,168
802		West Coast Bancorp	20,050
1,282		Westamerica Bancorporation	66,215
265	*	Western Sierra Bancorp	9,127
246		Westfield Financial, Inc	5,781
2,598		Whitney Holding Corp	70,250
3,192		Wilmington Trust Corp	116,348
876		Wilshire Bancorp, Inc	13,403
1,035		Wintrust Financial Corp	52,019
258		WSFS Financial Corp	15,194
399		Yardville National Bancorp	14,065

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

3,849		Zions Bancorporation	$274,087

		TOTAL DEPOSITORY INSTITUTIONS	57,257,783

EATING AND DRINKING PLACES - 0.71%
801		AFC Enterprises	9,244
3,766		Applebees International, Inc	77,919
3,134		Aramark Corp (Class B)	83,709
446	*	BJ's Restaurants, Inc	9,112
1,544		Bob Evans Farms, Inc	35,064
3,866		Brinker International, Inc	145,207
254	*	Buffalo Wild Wings, Inc	6,731
929	*	California Pizza Kitchen, Inc	27,164
2,070		CBRL Group, Inc	69,676
1,535	*	CEC Entertainment, Inc	48,752
2,713		CKE Restaurants, Inc	35,757
6,828		Darden Restaurants, Inc	207,366
514	*	Dave & Buster's, Inc	6,862
3,914	*	Denny's Corp	16,243
1,327		Domino's Pizza, Inc	30,946
956		IHOP Corp	38,947
1,599	*	Jack in the Box, Inc	47,826
2,658	*	Krispy Kreme Doughnuts, Inc	16,639
707		Landry's Restaurants, Inc	20,715
785		Lone Star Steakhouse & Saloon, Inc	20,410
1,005	*	Luby's, Inc	13,125
55,974		McDonald's Corp	1,874,569
1,045	*	O'Charleys, Inc	14,954
2,753		Outback Steakhouse, Inc	100,760
566	*	Papa John's International, Inc	28,368
1,143	*	PF Chang's China Bistro, Inc	51,241
1,614	*	Rare Hospitality International, Inc	41,480
621	*	Red Robin Gourmet Burgers, Inc	28,467
2,809		Ruby Tuesday, Inc	61,124
2,121	*	Ryan's Restaurant Group, Inc	24,752
2,813	*	Sonic Corp	76,935
1,738	*	Texas Roadhouse, Inc (Class A)	25,896
3,584	*	The Cheesecake Factory, Inc	111,964
1,118	*	The Steak N Shake Co	20,292
1,494		Triarc Cos (Class B)	22,813
5,017	*	Wendy's International, Inc	226,518
13,135		Yum! Brands, Inc	635,865

		TOTAL EATING AND DRINKING PLACES	4,313,412

EDUCATIONAL SERVICES - 0.19%
6,555	*	Apollo Group, Inc (Class A)	435,187
4,636	*	Career Education Corp	164,856
4,120	*	Corinthian Colleges, Inc	54,672
2,534	*	DeVry, Inc	48,273

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

1,100	*	Educate, Inc	$16,500
3,245	*	Education Management Corp	104,619
2,144	*	ITT Educational Services, Inc	105,806
2,152	*	Laureate Education, Inc	105,384
506	*	Learning Tree International, Inc	6,679
620		Strayer Education, Inc	58,602
857	*	Universal Technical Institute, Inc	30,518

		TOTAL EDUCATIONAL SERVICES	1,131,096

ELECTRIC, GAS, AND SANITARY SERVICES - 4.17%
29,778	*	AES Corp	489,269
3,369		AGL Resources, Inc	125,024
7,050	*	Allegheny Energy, Inc	216,576
1,105		Allete, Inc	50,620
5,129		Alliant Energy Corp	149,408
9,202	*	Allied Waste Industries, Inc	77,757
8,923		Ameren Corp	477,291
533		American Ecology Corp	10,457
16,746		American Electric Power Co, Inc	664,816
787		American States Water Co	26,333
4,300		Aqua America, Inc	163,486
15,571	*	Aquila, Inc	61,661
3,572		Atmos Energy Corp	100,909
1,853		Avista Corp	35,948
1,564		Black Hills Corp	67,831
914		California Water Service Group	37,657
22,735	*	Calpine Corp	58,884
545		Cascade Natural Gas Corp	11,865
1,122	*	Casella Waste Systems, Inc (Class A)	14,732
12,890		Centerpoint Energy, Inc	191,674
600		Central Vermont Public Service Corp	10,500
780		CH Energy Group, Inc	37,034
9,023		Cinergy Corp	400,711
669	*	Clean Harbors, Inc	22,712
2,240		Cleco Corp	52,819
9,327	*	CMS Energy Corp	153,429
403		Connecticut Water Service, Inc	9,962
10,511		Consolidated Edison, Inc	510,309
7,746		Constellation Energy Group, Inc	477,154
147		Crosstex Energy, Inc	9,402
15,150		Dominion Resources, Inc	1,305,021
5,512		DPL, Inc	153,234
7,593		DTE Energy Co	348,215
41,120		Duke Energy Corp	1,199,470
3,578		Duquesne Light Holdings, Inc	61,577
387	*	Duratek, Inc	7,074
12,372	*	Dynegy, Inc (Class A)	58,272
14,206		Edison International	671,660
28,628		El Paso Corp	397,929
2,286	*	El Paso Electric Co	47,663

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

1,208		Empire District Electric Co	$27,627
3,203		Energen Corp	138,562
6,434		Energy East Corp	162,072
323		EnergySouth, Inc	8,912
9,302		Entergy Corp	691,325
29,595		Exelon Corp	1,581,557
14,792		FirstEnergy Corp	770,959
17,591		FPL Group, Inc	837,332
3,038		Great Plains Energy, Inc	90,867
3,736		Hawaiian Electric Industries, Inc	104,160
1,650		Idacorp, Inc	49,714
7,356		KeySpan Corp	270,554
4,086		Kinder Morgan, Inc	392,910
1,066		Laclede Group, Inc	34,634
5,321		MDU Resources Group, Inc	189,694
995		Metal Management, Inc	25,223
958		MGE Energy, Inc	34,977
493		Middlesex Water Co	11,068
3,377		National Fuel Gas Co	115,493
1,199		New Jersey Resources Corp	55,130
2,045		Nicor, Inc	85,951
11,794		NiSource, Inc	286,026
5,907		Northeast Utilities	117,845
1,184		Northwest Natural Gas Co	44,068
1,482		NorthWestern Corp	44,742
4,243	*	NRG Energy, Inc	180,752
4,660		NSTAR	134,767
4,006		OGE Energy Corp	112,569
4,628		Oneok, Inc	157,445
1,156		Otter Tail Corp	35,767
1,768		Peoples Energy Corp	69,624
8,398		Pepco Holdings, Inc	195,421
16,145		PG&E Corp	633,691
195	*	Pico Holdings, Inc	6,852
3,604		Piedmont Natural Gas Co, Inc	90,713
4,654		Pinnacle West Capital Corp	205,148
2,713	*	Plug Power, Inc	18,448
2,861		PNM Resources, Inc	82,025
16,590		PPL Corp	536,355
328	v*	Progress Energy Inc (Cvo)	3
10,842		Progress Energy, Inc	485,180
10,415		Public Service Enterprise Group, Inc	670,309
4,527		Puget Energy, Inc	106,294
3,784		Questar Corp	333,446
13,306	*	Reliant Energy, Inc	205,445
5,990		Republic Services, Inc	211,387
850		Resource America, Inc (Class A)	15,071
4,956		SCANA Corp	209,341
11,205		Sempra Energy	527,307
5,125	*	Sierra Pacific Resources	76,106
327		SJW Corp	15,788
1,234		South Jersey Industries, Inc	35,959

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

32,477		Southern Co	$1,161,378
4,057	*	Southern Union Co	104,549
1,838		Southwest Gas Corp	50,343
924		Southwest Water Co	13,398
1,852	*	Stericycle, Inc	105,842
8,995		TECO Energy, Inc	162,090
10,700		TXU Corp	1,207,816
4,516		UGI Corp	127,125
604		UIL Holdings Corp	31,595
1,507		Unisource Energy Corp	50,093
3,316		Vectren Corp	94,009
2,045	*	Waste Connections, Inc	71,739
2,399	*	Waste Services, Inc	8,876
4,025		Westar Energy, Inc	97,123
2,562		Western Gas Resources, Inc	131,251
2,277		WGL Holdings, Inc	73,160
24,828		Williams Cos, Inc	621,966
5,549		Wisconsin Energy Corp	221,516
2,035		WPS Resources Corp	117,623
17,784		Xcel Energy, Inc	348,744

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	25,289,196

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 8.91%
1,502	*	Actel Corp	21,719
2,058		Acuity Brands, Inc	61,061
5,769	*	Adaptec, Inc	22,095
5,117	*	ADC Telecommunications, Inc	116,975
1,107	*	Advanced Energy Industries, Inc	11,911
17,994	*	Advanced Micro Devices, Inc	453,449
3,416	*	Aeroflex, Inc	31,974
7,486	*	Agere Systems, Inc	77,929
3,619		Alliance One International, Inc	12,811
16,208	*	Altera Corp	309,735
7,273		American Power Conversion Corp	188,371
1,417	*	American Superconductor Corp	14,666
3,170		Ametek, Inc	136,215
1,641	*	AMIS Holdings, Inc	19,462
3,565	*	Amkor Technology, Inc	15,615
3,724		Amphenol Corp (Class A)	150,226
16,737		Analog Devices, Inc	621,612
7,293	*	Andrew Corp	81,317
15,597	*	Applied Micro Circuits Corp	46,791
611		Applied Signal Technology, Inc	11,658
5,359	*	Arris Group, Inc	63,558
1,352	*	Artesyn Technologies, Inc	12,574
1,241	*	Atheros Communications, Inc	12,112
20,175	*	Atmel Corp	41,560
1,536	*	ATMI, Inc	47,616
1,872		AVX Corp	23,849
1,549		Baldor Electric Co	39,267

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

654		Bel Fuse, Inc (Class B)	$23,825
1,824	*	Benchmark Electronics, Inc	54,939
12,473	*	Broadcom Corp (Class A)	585,108
2,622	*	Broadwing Corp	13,084
998		C&D Technologies, Inc	9,391
303	*	Catapult Communications Corp	5,557
1,587	*	C-COR, Inc	10,712
938	*	Ceradyne, Inc	34,406
1,649	*	Checkpoint Systems, Inc	39,114
25,287	*	Ciena Corp	66,758
285,619	*	Cisco Systems, Inc	5,121,149
587	*	Color Kinetics, Inc	8,805
931	*	Comtech Telecommunications Corp	38,609
8,863	*	Comverse Technology, Inc	232,831
16,726	*	Conexant Systems, Inc	29,939
3,497	*	Cree, Inc	87,495
2,006		CTS Corp	24,273
356		Cubic Corp	6,095
1,590	*	Cymer, Inc	49,799
5,696	*	Cypress Semiconductor Corp	85,725
315	*	Diodes, Inc	11,422
893	*	Ditech Communications Corp	6,019
1,010	*	Dolby Laboratories, Inc (Class A)	16,160
1,230	*	DSP Group, Inc	31,562
945	*	DTS, Inc	15,914
1,238	*	Electro Scientific Industries, Inc	27,682
1,357	*	Emcore Corp	8,305
18,476		Emerson Electric Co	1,326,577
294	*	EndWave Corp	3,793
3,118	*	Energizer Holdings, Inc	176,846
990	*	Energy Conversion Devices, Inc	44,431
1,815	*	EnerSys	27,534
1,680	*	Evergreen Solar, Inc	15,674
1,423	*	Exar Corp	19,950
5,447	*	Fairchild Semiconductor International, Inc	80,942
2,787	*	Finisar Corp	3,818
924		Franklin Electric Co, Inc	38,244
18,191	*	Freescale Semiconductor, Inc (Class B)	428,944
1,784	*	FuelCell Energy, Inc	19,570
12,273	*	Gemstar-TV Guide International, Inc	36,328
468,509		General Electric Co	15,774,698
1,046	*	Genlyte Group, Inc	50,292
2,481	*	Glenayre Technologies, Inc	8,907
4,550	*	GrafTech International Ltd	24,706
800	*	Greatbatch, Inc	21,952
2,916		Harman International Industries, Inc	298,219
3,416	*	Harmonic, Inc	19,881
5,716		Harris Corp	238,929
1,422		Helix Technology Corp	20,974
3,147	*	Hexcel Corp	57,559
37,899		Honeywell International, Inc	1,421,213
1,096	*	Hutchinson Technology, Inc	28,628

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

1,461		Imation Corp	$62,633
9,183	*	Integrated Device Technology, Inc	98,625
1,720	*	Integrated Silicon Solutions, Inc	14,448
272,828		Intel Corp	6,725,210
2,336	*	Interdigital Communications Corp	45,879
1,384	*	International DisplayWorks, Inc	8,221
2,810	*	International Rectifier Corp	126,675
6,792		Intersil Corp (Class A)	147,930
1,180		Inter-Tel, Inc	24,780
1,935	*	InterVoice, Inc	17,434
774	*	IXYS Corp	8,173
67,528	*	JDS Uniphase Corp	149,912
4,308	*	Kemet Corp	36,101
5,125		L-3 Communications Holdings, Inc	405,234
5,453	*	Lattice Semiconductor Corp	23,339
800	*	Leadis Technology, Inc	5,480
508	*	Lifeline Systems, Inc	16,982
1,506		Lincoln Electric Holdings, Inc	59,336
13,343		Linear Technology Corp	501,563
1,173	*	Littelfuse, Inc	32,996
783		LSI Industries, Inc	14,877
16,665	*	LSI Logic Corp	164,150
191,409	*	Lucent Technologies, Inc	622,079
1,644	*	Mattson Technology, Inc	12,346
14,396		Maxim Integrated Products, Inc	613,989
3,673		Maytag Corp	67,069
4,817	*	McData Corp (Class A)	25,246
634	*	Medis Technologies Ltd	11,380
5,940	*	MEMC Electronic Materials, Inc	135,373
930	*	Mercury Computer Systems, Inc	24,413
1,802		Methode Electronics, Inc	20,759
653	*	Metrologic Instruments, Inc	11,878
2,369	*	Micrel, Inc	26,604
9,089		Microchip Technology, Inc	273,761
25,623	*	Micron Technology, Inc	340,786
2,683	*	Microsemi Corp	68,524
2,600	*	Microtune, Inc	16,198
1,049	*	MIPS Technologies, Inc	7,165
1,538	*	Mobility Electronics, Inc	16,395
6,211		Molex, Inc	165,709
400	*	Monolithic Power Systems, Inc	3,396
1,510	*	Moog, Inc	44,575
108,755		Motorola, Inc	2,402,398
2,269	*	MRV Communications, Inc	4,833
783	*	Multi-Fineline Electronix, Inc	22,918
195		National Presto Industries, Inc	8,348
15,238		National Semiconductor Corp	400,759
368	*	Netlogic Microsystems, Inc	7,945
15,921	*	Network Appliance, Inc	377,965
5,567	*	Novellus Systems, Inc	139,620
7,442	*	Nvidia Corp	255,112
2,661	*	Omnivision Technologies, Inc	33,582

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

6,186	*	ON Semiconductor Corp	$31,982
2,820	*	Openwave Systems, Inc	50,704
6,653	*	Oplink Communications, Inc	10,113
803	*	Optical Communication Products, Inc	1,510
655	*	OSI Systems, Inc	10,349
976		Park Electrochemical Corp	26,010
934	*	Pericom Semiconductor Corp	8,257
1,421	*	Photronics, Inc	27,567
1,779	*	Pixelworks, Inc	11,724
1,987		Plantronics, Inc	61,219
2,278	*	Plexus Corp	38,931
1,230	*	PLX Technology, Inc	10,258
7,788	*	PMC - Sierra, Inc	68,612
4,286	*	Polycom, Inc	69,305
577	*	Portalplayer, Inc	15,827
272	*	Powell Industries, Inc	5,954
1,149	*	Power Integrations, Inc	24,991
3,298	*	Power-One, Inc	18,271
4,328	*	Powerwave Technologies, Inc	56,221
4,005	*	QLogic Corp	136,971
72,247		Qualcomm, Inc	3,233,053
1,763	*	Quantum Fuel Systems Technologies Worldwide, Inc	7,228
3,998	*	Rambus, Inc	48,376
862		Raven Industries, Inc	25,214
1,221		Regal-Beloit Corp	39,609
8,360	*	RF Micro Devices, Inc	47,234
7,828		Rockwell Collins, Inc	378,249
856	*	Rogers Corp	33,127
23,169	*	Sanmina-SCI Corp	99,395
6,652		Scientific-Atlanta, Inc	249,517
618	*	Seachange International, Inc	3,930
3,212	*	Semtech Corp	52,902
1,483	*	Sigmatel, Inc	30,016
3,469	*	Silicon Image, Inc	30,839
1,731	*	Silicon Laboratories, Inc	52,605
3,160	*	Silicon Storage Technology, Inc	17,001
60,470	*	Sirius Satellite Radio, Inc	396,079
6,762	*	Skyworks Solutions, Inc	47,469
1,060	*	Spatialight, Inc	4,653
1,085		Spectralink Corp	13,834
1,561	*	Spectrum Brands, Inc	36,762
755	*	Standard Microsystems Corp	22,582
545	*	Supertex, Inc	16,345
2,392	*	Symmetricom, Inc	18,514
917	*	Synaptics, Inc	17,240
1,564		Technitrol, Inc	23,960
2,557	*	Tekelec	53,569
1,616		Teleflex, Inc	113,928
19,525	*	Tellabs, Inc	205,403
3,755	*	Terayon Communication Systems, Inc	14,645
1,891	*	Tessera Technologies, Inc	56,560
73,893		Texas Instruments, Inc	2,504,973

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

2,615	*	Thomas & Betts Corp	$89,982
4,056	*	Transwitch Corp	6,976
966	*	Trident Microsystems, Inc	30,728
4,938	*	Triquint Semiconductor, Inc	17,382
2,235	*	TTM Technologies, Inc	15,980
811	*	Ulticom, Inc	8,945
507	*	Ultralife Batteries, Inc	6,550
1,294	*	Universal Display Corp	14,428
701	*	Universal Electronics, Inc	12,120
3,827	*	Utstarcom, Inc	31,267
3,373	*	Valence Technology, Inc	9,141
1,608	*	Varian Semiconductor Equipment Associates, Inc	68,131
4	*	Vialta, Inc	1
1,106	*	Viasat, Inc	28,369
882		Vicor Corp	13,362
558	*	Virage Logic Corp	4,325
7,596	*	Vishay Intertechnology, Inc	90,779
7,804	*	Vitesse Semiconductor Corp	14,672
500	*	Volterra Semiconductor Corp	6,135
2,762	*	Westell Technologies, Inc	10,054
2,662		Whirlpool Corp	201,700
15,386		Xilinx, Inc	428,500
1,232	*	Zhone Technologies, Inc	3,216
1,443	*	Zoran Corp	20,635

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	54,043,483

ENGINEERING AND MANAGEMENT SERVICES - 0.71%
828	*	Advisory Board Co	43,089
4,404	*	Amylin Pharmaceuticals, Inc	153,215
1,284	*	Antigenics, Inc	6,959
3,331	*	Applera Corp (Celera Genomics Group)	40,405
2,066	*	Ariad Pharmaceuticals, Inc	15,350
7,153	*	BearingPoint, Inc	54,291
399		CDI Corp	11,787
7,403	*	Celgene Corp	402,131
1,802		Corporate Executive Board Co	140,520
442	*	CRA International, Inc	18,427
2,736	*	CuraGen Corp	13,543
2,332	*	CV Therapeutics, Inc	62,381
2,687	*	deCODE genetics, Inc	22,544
1,248	*	DiamondCluster International, Inc	9,460
3,539	*	Digitas, Inc	40,203
1,609	*	Diversa Corp	9,316
2,266	*	eResearch Technology, Inc	32,155
743	*	Essex Corp	16,101
3,318	*	Exelixis, Inc	25,449
400	*	Exponent, Inc	12,556
3,815		Fluor Corp	245,610
2,314	*	Gen-Probe, Inc	114,427
500	*	Greenfield Online, Inc	2,720

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

2,747	*	Harris Interactive, Inc	$11,730
1,510	*	Hewitt Associates, Inc	41,193
244	*	Huron Consulting Group, Inc	6,544
2,679	*	ICOS Corp	73,994
3,044	*	Incyte Corp	14,307
536	*	Infrasource Services, Inc	7,799
2,545	*	Isis Pharmaceuticals, Inc	12,852
2,493	*	Jacobs Engineering Group, Inc	168,028
975	*	Keryx Biopharmaceuticals, Inc	15,366
452		Landauer, Inc	22,148
712	*	LECG Corp	16,376
3,541	*	Lexicon Genetics, Inc	14,093
1,288	*	Lifecell Corp	27,859
1,668	*	Luminex Corp	16,747
756		MAXIMUS, Inc	27,027
1,529	*	Maxygen, Inc	12,675
5,014	*	Monogram Biosciences, Inc	11,783
11,064		Moody's Corp	565,149
311	*	MTC Technologies, Inc	9,946
1,418	*	Myriad Genetics, Inc	30,998
2,224	*	Navigant Consulting, Inc	42,612
660	*	Neopharm, Inc	8,184
1,554	*	Neurogen Corp	10,692
1,016	*	Orchid Cellmark, Inc	8,636
14,890		Paychex, Inc	552,121
1,249	*	Per-Se Technologies, Inc	25,804
2,108	*	Pharmaceutical Product Development, Inc	121,231
1,581	*	PRG-Schultz International, Inc	4,759
7,034		Quest Diagnostics, Inc	355,498
2,161	*	Regeneron Pharmaceuticals, Inc	20,508
2,278	*	Resources Connection, Inc	67,497
622	*	Rigel Pharmaceuticals, Inc	14,785
2,438	*	Savient Pharmaceuticals, Inc	9,191
2,070	*	Seattle Genetics, Inc	10,868
903	*	Senomyx, Inc	15,378
800	*	SFBC International, Inc	35,512
3,140	*	Shaw Group, Inc	77,432
905	*	Sourcecorp	19,403
1,445	*	Symyx Technologies, Inc	37,743
269		Sypris Solutions, Inc	2,889
389	*	Tejon Ranch Co	18,283
2,318	*	Telik, Inc	37,923
2,374	*	Tetra Tech, Inc	39,931
693	*	Trimeris, Inc	10,631
1,764	*	URS Corp	71,248
1,151	*	Washington Group International, Inc	62,027
1,377		Watson Wyatt & Co Holdings	37,110

		TOTAL ENGINEERING AND MANAGEMENT SERVICES	4,317,149

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

FABRICATED METAL PRODUCTS - 0.34%
1,617	*	Alliant Techsystems, Inc	$120,709
333		Ameron International Corp	15,451
1,543		Aptargroup, Inc	76,857
4,811		Ball Corp	176,756
854		CIRCOR International, Inc	23,442
2,812		Commercial Metals Co	94,877
600	*	Commercial Vehicle Group, Inc	12,564
2,435		Crane Co	72,417
7,464	*	Crown Holdings, Inc	118,976
747	*	Earle M Jorgensen Co	7,119
1,904	*	Global Power Equipment Group, Inc	13,576
1,268	*	Griffon Corp	31,193
311		Gulf Island Fabrication, Inc	8,941
10,895		Illinois Tool Works, Inc	896,985
3,528	*	Jacuzzi Brands, Inc	28,436
444		Lifetime Brands, Inc	11,917
572	*	Mobile Mini, Inc	24,796
913	*	NCI Building Systems, Inc	37,241
986		Silgan Holdings, Inc	32,794
1,784		Simpson Manufacturing Co, Inc	69,826
2,527		Snap-On, Inc	91,275
1,318		Sturm Ruger & Co, Inc	12,126
288		Sun Hydraulics Corp	6,999
1,896	*	Taser International, Inc	11,698
808		Valmont Industries, Inc	23,723
417	*	Water Pik Technologies, Inc	8,465
1,191		Watts Water Technologies, Inc (Class A)	34,360

		TOTAL FABRICATED METAL PRODUCTS	2,063,519

FOOD AND KINDRED PRODUCTS - 2.82%
781		American Italian Pasta Co (Class A)	8,325
34,362		Anheuser-Busch Cos, Inc	1,478,941
29,368		Archer Daniels Midland Co	724,215
467	*	Boston Beer Co, Inc (Class A)	11,675
10,062		Campbell Soup Co	299,345
156		Coca-Cola Bottling Co Consolidated	7,635
91,936		Coca-Cola Co	3,970,716
13,790		Coca-Cola Enterprises, Inc	268,905
23,477		ConAgra Foods, Inc	581,080
8,450	*	Constellation Brands, Inc (Class A)	219,700
3,494		Corn Products International, Inc	70,474
3,571	*	Darling International, Inc	12,606
8,819	*	Del Monte Foods Co	94,628
330		Farmer Bros Co	6,663
2,169		Flowers Foods, Inc	59,170
12,724		General Mills, Inc	613,297
2,168	*	Gold Kist, Inc	42,384
15,267		H.J. Heinz Co	557,856
548	*	Hansen Natural Corp	25,800

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

4,977	*	Hercules, Inc	$60,819
7,483		Hershey Co	421,368
3,238		Hormel Foods Corp	106,822
272		J&J Snack Foods Corp	15,722
2,156		J.M. Smucker Co	104,652
10,887		Kellogg Co	502,217
10,924		Kraft Foods, Inc (Class A)	334,165
1,079		Lancaster Colony Corp	46,397
1,379		Lance, Inc	24,077
417	*	M&F Worldwide Corp	6,484
5,810		McCormick & Co, Inc (Non-Vote)	189,580
1,808		Molson Coors Brewing Co (Class B)	115,730
234	*	National Beverage Corp	1,816
557	*	Peet's Coffee & Tea, Inc	17,055
6,075		Pepsi Bottling Group, Inc	173,441
2,958		PepsiAmericas, Inc	67,235
73,939		PepsiCo, Inc	4,193,081
1,396		Ralcorp Holdings, Inc	58,520
749		Sanderson Farms, Inc	27,833
34,341		Sara Lee Corp	650,762
3,902	*	Smithfield Foods, Inc	115,811
963		Tootsie Roll Industries, Inc	30,575
1,718		Topps Co, Inc	14,105
1,313	*	TreeHouse Foods, Inc	35,294
10,548		Tyson Foods, Inc (Class A)	190,409
7,612		Wrigley (Wm.) Jr Co	547,151

		TOTAL FOOD AND KINDRED PRODUCTS	17,104,536

FOOD STORES - 0.43%
1,136	*	7-Eleven, Inc	40,453
16,055		Albertson's, Inc	411,811
70		Arden Group, Inc (Class A)	5,268
736	*	Great Atlantic & Pacific Tea Co, Inc	20,873
467		Ingles Markets, Inc (Class A)	7,379
31,793	*	Kroger Co	654,618
1,193	*	Panera Bread Co (Class A)	61,058
722	*	Pantry, Inc	26,981
1,649	*	Pathmark Stores, Inc	18,584
1,284		Ruddick Corp	29,596
17,499	*	Starbucks Corp	876,700
475		Weis Markets, Inc	19,005
2,841		Whole Foods Market, Inc	381,972
1,575	*	Wild Oats Markets, Inc	20,254

		TOTAL FOOD STORES	2,574,552

FORESTRY - 0.14%
2,195		Rayonier, Inc	126,476
10,585		Weyerhaeuser Co	727,719

		TOTAL FORESTRY	854,195

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

FURNITURE AND FIXTURES - 0.36%
510		Bassett Furniture Industries, Inc	$9,496
2,499	*	BE Aerospace, Inc	41,408
1,552		Ethan Allen Interiors, Inc	48,655
2,940		Furniture Brands International, Inc	53,008
3,010		Herman Miller, Inc	91,203
2,318		Hillenbrand Industries, Inc	109,062
2,439		HNI Corp	146,876
308		Hooker Furniture Corp	5,119
1,830	*	Interface, Inc (Class A)	15,116
8,377		Johnson Controls, Inc	519,793
1,051		Kimball International, Inc (Class B)	12,707
1,978		La-Z-Boy, Inc	26,090
8,263		Leggett & Platt, Inc	166,913
19,610		Masco Corp	601,635
12,231		Newell Rubbermaid, Inc	277,032
1,764	*	Select Comfort Corp	35,245
468		Stanley Furniture Co, Inc	12,257
1,829	*	Tempur-Pedic International, Inc	21,655

		TOTAL FURNITURE AND FIXTURES	2,193,270

FURNITURE AND HOMEFURNISHINGS STORES - 0.40%
13,330	*	Bed Bath & Beyond, Inc	535,600
1,199	*	Bell Microproducts, Inc	12,026
18,257		Best Buy Co, Inc	794,727
1,147	*	Brookstone, Inc	22,871
8,218		Circuit City Stores, Inc	141,021
742	*	Cost Plus, Inc	13,467
508	*	Design Within Reach, Inc	4,587
512	*	Electronics Boutique Holdings Corp	32,174
1,947	*	GameStop Corp (Class B)	55,275
1,135	*	Guitar Center, Inc	62,663
701		Haverty Furniture Cos, Inc	8,573
324		Knoll, Inc	5,945
1,870	*	Linens 'n Things, Inc	49,929
2,236	*	Mohawk Industries, Inc	179,439
1,089		Movie Gallery, Inc	11,315
3,735		Pier 1 Imports, Inc	42,094
6,793		RadioShack Corp	168,466
1,137	*	Restoration Hardware, Inc	7,186
2,326		Steelcase, Inc (Class A)	33,634
1,705	*	The Bombay Co, Inc	7,519
1,345	*	Trans World Entertainment Corp	10,612
1,118		Tuesday Morning Corp	28,923
5,039	*	Williams-Sonoma, Inc	193,246

		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	2,421,292

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

GENERAL BUILDING CONTRACTORS - 0.52%
238	*	Avatar Holdings, Inc	$14,099
1,813		Beazer Homes USA, Inc	106,369
556		Brookfield Homes Corp	30,875
5,530		Centex Corp	357,127
11,913		DR Horton, Inc	431,513
1,490	*	Hovnanian Enterprises, Inc (Class A)	76,288
3,537		KB Home	258,908
5,845		Lennar Corp (Class A)	349,297
793		Levitt Corp (Class A)	18,191
454		M/I Homes, Inc	24,634
790		McGrath RentCorp	22,381
1,411		MDC Holdings, Inc	111,314
916	*	Meritage Homes Corp	70,221
242	*	NVR, Inc	214,158
635	*	Palm Harbor Homes, Inc	12,338
531	*	Perini Corp	9,664
9,408		Pulte Homes, Inc	403,791
2,083		Ryland Group, Inc	142,519
2,988		Standard-Pacific Corp	124,032
1,215		Technical Olympic USA, Inc	31,784
4,622	*	Toll Brothers, Inc	206,465
1,576		Walter Industries, Inc	77,098
1,470	*	WCI Communities, Inc	41,704
100	*	William Lyon Homes, Inc	15,520

		TOTAL GENERAL BUILDING CONTRACTORS	3,150,290

GENERAL MERCHANDISE STORES - 1.75%
1,862	*	99 Cents Only Stores	17,223
5,352	*	Big Lots, Inc	58,818
3,013	*	BJ's Wholesale Club, Inc	83,761
1,244	*	Cabela's, Inc	22,852
2,426		Casey's General Stores, Inc	56,283
431	*	Conn's, Inc	11,947
21,306		Costco Wholesale Corp	918,076
2,920		Dillard's, Inc (Class A)	60,970
14,220		Dollar General Corp	260,795
7,131		Family Dollar Stores, Inc	141,693
11,648		Federated Department Stores, Inc	778,902
1,577		Fred's, Inc	19,728
10,006		JC Penney Co, Inc	474,485
1,832		Neiman Marcus Group, Inc (Class A)	183,108
523	*	Retail Ventures, Inc	5,743
5,775	*	Saks, Inc	106,837
1,287	*	ShopKo Stores, Inc	32,844
995		Stein Mart, Inc	20,199
39,031		Target Corp	2,026,880
21,085		TJX Cos, Inc	431,821
111,246		Wal-Mart Stores, Inc	4,874,800

		TOTAL GENERAL MERCHANDISE STORES	10,587,765

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

HEALTH SERVICES - 1.11%
505	*	Alliance Imaging, Inc	$4,318
1,303	*	Allied Healthcare International, Inc	7,362
578	*	Amedisys, Inc	22,542
461	*	America Service Group, Inc	7,648
349	*	American Dental Partners, Inc	11,838
1,450	*	American Healthways, Inc	61,480
1,200	*	American Retirement Corp	22,596
1,260	*	Amsurg Corp	34,474
2,132	*	Apria Healthcare Group, Inc	68,032
4,890	*	Beverly Enterprises, Inc	59,902
379	*	Bio-Reference Labs, Inc	6,553
20,313	*	Caremark Rx, Inc	1,014,228
3,885	*	Community Health Systems, Inc	150,777
272	*	Corvel Corp	6,517
2,745	*	Covance, Inc	131,733
4,763	*	Coventry Health Care, Inc	409,713
1,247	*	Cross Country Healthcare, Inc	23,144
4,398	*	DaVita, Inc	202,616
2,601	*	Edwards Lifesciences Corp	115,510
1,146	*	Enzo Biochem, Inc	17,603
5,424	*	Express Scripts, Inc	337,373
864	*	Genesis HealthCare Corp	34,836
1,108	*	Gentiva Health Services, Inc	20,077
19,740		HCA, Inc	945,941
10,873		Health Management Associates, Inc (Class A)	255,189
2,891		Hooper Holmes, Inc	11,362
451	*	Horizon Health Corp	12,254
1,239	*	Kindred Healthcare, Inc	36,922
5,871	*	Laboratory Corp of America Holdings	285,976
891		LCA-Vision, Inc	33,074
2,381	*	LifePoint Hospitals, Inc	104,121
4,013	*	Lincare Holdings, Inc	164,734
1,175	*	Magellan Health Services, Inc	41,301
3,762		Manor Care, Inc	144,498
705	*	Matria Healthcare, Inc	26,614
275	*	Medcath Corp	6,531
13,538	*	Medco Health Solutions, Inc	742,288
284		National Healthcare Corp	9,940
3,997	*	Nektar Therapeutics	67,749
1,100	*	OCA, Inc	1,650
1,121	*	Odyssey HealthCare, Inc	19,023
539		Option Care, Inc	7,891
1,860	*	PainCare Holdings, Inc	6,975
947	*	Pediatrix Medical Group, Inc	72,749
897	*	Psychiatric Solutions, Inc	48,644
478	*	Radiation Therapy Services, Inc	15,229
725	*	RehabCare Group, Inc	14,877
2,958	*	Renal Care Group, Inc	139,973
1,331	*	Sierra Health Services, Inc	91,666
352	*	Specialty Laboratories, Inc	4,657
721	*	Sunrise Senior Living, Inc	48,119

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

726	*	Symbion, Inc	$18,782
20,770	*	Tenet Healthcare Corp	233,247
4,085	*	Triad Hospitals, Inc	184,973
505	*	U.S. Physical Therapy, Inc	9,171
1,882	*	United Surgical Partners International, Inc	73,605
2,101		Universal Health Services, Inc (Class B)	100,071
583	*	VistaCare, Inc (Class A)	8,436

		TOTAL HEALTH SERVICES	6,759,104

HEAVY CONSTRUCTION, EXCEPT BUILDING - 0.01%
1,670		Granite Construction, Inc	63,861

		TOTAL HEAVY CONSTRUCTION, EXCEPT BUILDING	63,861

HOLDING AND OTHER INVESTMENT OFFICES - 2.62%
860	*	4Kids Entertainment, Inc	14,955
1,787		Aames Investment Corp	11,222
1,197		Acadia Realty Trust	21,534
1,439	*	Affiliated Managers Group, Inc	104,212
1,436		Affordable Residential Communities	14,518
327		Agree Realty Corp	9,238
85	*	Alexander's, Inc	22,950
1,026		Alexandria Real Estate Equities, Inc	84,840
5,727		Allied Capital Corp	163,964
3,722		AMB Property Corp	167,118
637		American Campus Communities, Inc	15,301
5,017		American Financial Realty Trust	71,241
1,368		American Home Mortgage Investment Corp	41,450
974		AMLI Residential Properties Trust	31,236
5,294		Annaly Mortgage Management, Inc	68,557
2,232		Anthracite Capital, Inc	25,847
1,950		Anworth Mortgage Asset Corp	16,126
4,162		Apartment Investment & Management Co (Class A)	161,402
2,701		Apollo Investment Corp	53,480
436		Arbor Realty Trust, Inc	12,252
8,666		Archstone-Smith Trust	345,513
2,906		Arden Realty, Inc	119,640
1,145		Ashford Hospitality Trust, Inc	12,320
3,180		AvalonBay Communities, Inc	272,526
717		Bedford Property Investors	17,093
1,600		Bimini Mortgage Management, Inc (Class A)	18,080
2,300		BioMed Realty Trust, Inc	57,040
5,131		Boston Properties, Inc	363,788
770	*	Boykin Lodging Co	9,563
2,346		Brandywine Realty Trust	72,937
2,353		BRE Properties, Inc (Class A)	104,708
2,027		Camden Property Trust	113,005
1,836		Capital Automotive REIT	71,072
1,608		Capital Lease Funding, Inc	16,643

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

121		Capital Southwest Corp	$10,306
500		Capital Trust, Inc	16,080
2,547		CarrAmerica Realty Corp	91,565
1,984		CBL & Associates Properties, Inc	81,324
1,000		Cedar Shopping Centers, Inc	14,470
2,282		Centerpoint Properties Trust	102,234
204		Cherokee, Inc	7,136
2,158		Colonial Properties Trust	95,988
2,346		Commercial Net Lease Realty, Inc	46,920
1,373		Corporate Office Properties Trust	47,986
508		Correctional Properties Trust	14,940
1,650		Cousins Properties, Inc	49,863
3,657		Crescent Real Estate Equities Co	75,005
677	*	Criimi MAE, Inc	11,651
4,619		Developers Diversified Realty Corp	215,707
1,064		DiamondRock Hospitality Co	12,502
500		Digital Realty Trust, Inc	9,000
6,353		Duke Realty Corp	215,240
953		EastGroup Properties, Inc	41,694
2,442		ECC Capital Corp	7,961
954		Education Realty Trust, Inc	15,932
154	*	Enstar Group, Inc	9,993
1,254		Entertainment Properties Trust	55,966
2,035		Equity Inns, Inc	27,472
1,022		Equity Lifestyle Properties, Inc	45,990
17,771		Equity Office Properties Trust	581,289
1,550		Equity One, Inc	36,037
12,546		Equity Residential	474,866
1,001		Essex Property Trust, Inc	90,090
1,500		Extra Space Storage, Inc	23,070
2,303		Federal Realty Investment Trust	140,322
1,940	*	FelCor Lodging Trust, Inc	29,391
2,043		Fieldstone Investment Corp	23,821
1,880		First Industrial Realty Trust, Inc	75,294
709		First Potomac Realty Trust	18,221
6,202		Friedman Billings Ramsey Group, Inc	63,198
1,242		Gables Residential Trust	54,213
7,746		General Growth Properties, Inc	348,028
855		Getty Realty Corp	24,607
445		Gladstone Capital Corp	10,035
1,218		Glenborough Realty Trust, Inc	23,386
1,567		Glimcher Realty Trust	38,344
700		Global Signal, Inc	31,318
1,100		GMH Communities Trust	16,137
1,100		Government Properties Trust, Inc	10,780
500		Gramercy Capital Corp	11,980
772		Harris & Harris Group, Inc	8,569
6,040		Health Care Property Investors, Inc	163,020
2,377		Health Care REIT, Inc	88,163
2,083		Healthcare Realty Trust, Inc	83,612
1,194		Heritage Property Investment Trust	41,790
1,718		Highland Hospitality Corp	17,627

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

2,356		Highwoods Properties, Inc	$69,526
1,395		Home Properties, Inc	54,754
2,200		HomeBanc Corp	16,984
3,435		Hospitality Properties Trust	147,224
15,382		Host Marriott Corp	259,956
8,292		HRPT Properties Trust	102,904
3,499		IMPAC Mortgage Holdings, Inc	42,898
2,926		Inland Real Estate Corp	45,821
1,530		Innkeepers U.S.A. Trust	23,638
1,971		Investors Real Estate Trust	18,724
3,480		iShares Russell 2000 Index Fund	231,037
1,800		iShares Russell Midcap Index Fund	155,772
5,024		iStar Financial, Inc	203,120
1,286		Kilroy Realty Corp	72,055
8,670		Kimco Realty Corp	272,411
900		Kite Realty Group Trust	13,428
1,300		KKR Financial Corp	28,912
1,296		LaSalle Hotel Properties	44,647
1,995		Lexington Corporate Properties Trust	46,982
3,824		Liberty Property Trust	162,673
676		LTC Properties, Inc	14,331
1,231		Luminent Mortgage Capital, Inc	9,294
2,609		Macerich Co	169,428
2,890		Mack-Cali Realty Corp	129,877
1,500		Maguire Properties, Inc	45,075
3,482	*	MeriStar Hospitality Corp	31,791
3,630		MFA Mortgage Investments, Inc	22,252
717		Mid-America Apartment Communities, Inc	33,348
2,463		Mills Corp	135,662
1,900		MortgageIT Holdings, Inc	27,018
1,012		National Health Investors, Inc	27,941
2,923		Nationwide Health Properties, Inc	68,106
2,116		New Century Financial Corp	76,747
4,551	New Plan Excel Realty Trust	104,445
1,908	Newcastle Investment Corp	53,233
812	NorthStar Realty Finance Corp	7,625
1,155	Novastar Financial, Inc	38,103
2,483	Omega Healthcare Investors, Inc	34,563
332	One Liberty Properties, Inc	6,610
312	Origen Financial, Inc	2,362
1,815	Pan Pacific Retail Properties, Inc	119,609
614	Parkway Properties, Inc	28,809
1,580	Pennsylvania Real Estate Investment Trust	66,644
8,019	Plum Creek Timber Co, Inc	304,000
1,574	Post Properties, Inc	58,632
2,139	Prentiss Properties Trust	86,843
10,907	Prologis	483,289
662	PS Business Parks, Inc	30,320
3,629	Public Storage, Inc	243,143
1,115	RAIT Investment Trust	31,778
642	Ramco-Gershenson Properties	18,740
3,688	Realty Income Corp	88,180

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

3,569		Reckson Associates Realty Corp	$123,309
1,280		Redwood Trust, Inc	62,221
2,754		Regency Centers Corp	158,217
534		Saul Centers, Inc	19,219
1,827		Saxon Capital, Inc	21,650
2,655		Senior Housing Properties Trust	50,445
2,038		Shurgard Storage Centers, Inc (Class A)	113,863
7,813		Simon Property Group, Inc	579,100
793		Sizeler Property Investors, Inc	9,627
1,833		SL Green Realty Corp	124,974
705		Sovran Self Storage, Inc	34,510
13,690		SPDR Trust Series 1	1,684,418
2,886		Spirit Finance Corp	32,467
1,284		Strategic Hotel Capital, Inc	23,446
611		Sun Communities, Inc	20,016
800		Sunstone Hotel Investors, Inc	19,512
1,249		Tanger Factory Outlet Centers, Inc	34,735
417	*	Tarragon Corp	7,740
2,215		Taubman Centers, Inc	70,215
10,506	*	Telewest Global, Inc	241,113
5,131		Thornburg Mortgage, Inc	128,583
728		Town & Country Trust	21,127
3,793		Trizec Properties, Inc	87,467
2,707		Trustreet Properties, Inc	42,365
5,853		United Dominion Realty Trust, Inc	138,716
584		Universal Health Realty Income Trust	19,418
961		Urstadt Biddle Properties, Inc (Class A)	14,569
1,300		U-Store-It Trust	26,351
4,453		Ventas, Inc	143,387
5,538		Vornado Realty Trust	479,702
1,796		Washington Real Estate Investment Trust	55,874
3,588		Weingarten Realty Investors	135,806
872		Winston Hotels, Inc	8,720

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	15,899,650

HOTELS AND OTHER LODGING PLACES - 0.40%
988		Ameristar Casinos, Inc	20,590
1,649	*	Aztar Corp	50,806
812	*	Bluegreen Corp	14,332
1,871		Boyd Gaming Corp	80,677
698		Choice Hotels International, Inc	45,119
1,731	*	Gaylord Entertainment Co	82,482
1,084	*	Great Wolf Resorts, Inc	11,209
16,663		Hilton Hotels Corp	371,940
563	*	Isle of Capri Casinos, Inc	12,037
8,479	*	La Quinta Corp	73,682
1,000	*	Las Vegas Sands Corp	32,910
1,068		Marcus Corp	21,403
8,219		Marriott International, Inc (Class A)	517,797
5,265	*	MGM Mirage	230,449

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

392	*	Monarch Casino & Resort, Inc	$6,660
1,055	*	MTR Gaming Group, Inc	8,451
367	*	Riviera Holdings Corp	8,140
9,397		Starwood Hotels & Resorts Worldwide, Inc	537,226
2,430		Station Casinos, Inc	161,255
1,332	*	Vail Resorts, Inc	38,295
2,062	*	Wynn Resorts Ltd	93,099

		TOTAL HOTELS AND OTHER LODGING PLACES	2,418,559

INDUSTRIAL MACHINERY AND EQUIPMENT - 5.54%
33,864		3M Co	2,484,263
446	*	Aaon, Inc	8,197
1,275		Actuant Corp	59,670
2,808	*	Advanced Digital Information Corp	26,395
4,110	*	AGCO Corp	74,802
1,235		Albany International Corp (Class A)	45,534
8,161		American Standard Cos, Inc	379,895
36,434	*	Apple Computer, Inc	1,953,227
73,824		Applied Materials, Inc	1,252,072
660	*	Astec Industries, Inc	18,737
700	*	ASV, Inc	15,855
2,452	*	Asyst Technologies, Inc	11,426
4,624	*	Axcelis Technologies, Inc	24,142
3,489		Black & Decker Corp	286,412
625		Black Box Corp	26,225
1,251	*	Blount International, Inc	22,068
2,380		Briggs & Stratton Corp	82,324
11,669	*	Brocade Communications Systems, Inc	47,609
2,361	*	Brooks Automation, Inc	31,472
876		Bucyrus International, Inc (Class A)	43,038
1,379		Carlisle Cos, Inc	87,663
429		Cascade Corp	20,892
30,208		Caterpillar, Inc	1,774,720
2,660		CDW Corp	156,727
4,649	*	Cirrus Logic, Inc	35,286
2,484	*	Cooper Cameron Corp	183,642
1,992		Cummins, Inc	175,276
907		Curtiss-Wright Corp	55,971
10,747		Deere & Co	657,716
108,651	*	Dell, Inc	3,715,864
3,114		Diebold, Inc	107,308
3,232		Donaldson Co, Inc	98,673
2,098	*	Dot Hill Systems Corp	14,120
8,881		Dover Corp	362,256
900	*	Dresser-Rand Group, Inc	22,167
350	*	Dril-Quip, Inc	16,800
6,569		Eaton Corp	417,460
106,398	*	EMC Corp	1,376,790
3,842	*	Emulex Corp	77,647
1,779		Engineered Support Systems, Inc	73,010

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

936	*	EnPro Industries, Inc	$31,534
5,448	*	Entegris, Inc	61,562
4,946	*	Extreme Networks, Inc	22,010
539	*	Fargo Electronics, Inc	9,416
813	*	Flanders Corp	9,870
2,329	*	Flowserve Corp	84,659
3,067	*	FMC Technologies, Inc	129,151
973	*	Gardner Denver, Inc	43,396
10,029	*	Gateway, Inc	27,078
436	*	Gehl Co	12,151
1,165	*	Global Imaging Systems, Inc	39,668
388		Gorman-Rupp Co	9,331
3,011		Graco, Inc	103,217
5,581	*	Grant Prideco, Inc	226,868
128,078		Hewlett-Packard Co	3,739,878
769	*	Hydril	52,784
2,389		IDEX Corp	101,652
71,265		International Business Machines Corp	5,716,878
14,996		International Game Technology	404,892
1,041	*	Intevac, Inc	10,733
7,129	*	Jabil Circuit, Inc	220,429
3,544		Joy Global, Inc	178,830
734	*	Kadant, Inc	14,724
1,348		Kaydon Corp	38,297
1,736		Kennametal, Inc	85,133
1,193	*	Komag, Inc	38,128
2,658	*	Kulicke & Soffa Industries, Inc	19,271
6,124	*	Lam Research Corp	186,598
2,216		Lennox International, Inc	60,741
5,400	*	Lexmark International, Inc	329,670
545		Lindsay Manufacturing Co	11,995
544		Lufkin Industries, Inc	23,691
1,662		Manitowoc Co, Inc	83,516
10,287	*	Maxtor Corp	45,263
78	*	Mestek, Inc	964
1,558	*	Micros Systems, Inc	68,163
196	*	Middleby Corp	14,210
983	*	Mikohn Gaming Corp	13,064
1,485		Modine Manufacturing Co	54,470
219		Nacco Industries, Inc (Class A)	25,065
7,514	*	National Oilwell Varco, Inc	494,421
1,343	*	Netgear, Inc	32,313
545		NN, Inc	6,535
1,121		Nordson Corp	42,632
1,664	*	Oil States International, Inc	60,420
78	*	Omega Flex, Inc	1,247
5,424		Pall Corp	149,160
2,001	*	Palm, Inc	56,688
5,243		Parker Hannifin Corp	337,241
1,351	*	Paxar Corp	22,764
4,544		Pentair, Inc	165,856
10,417		Pitney Bowes, Inc	434,806

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

1,160	*	ProQuest Co	$41,992
7,235	*	Quantum Corp	22,356
407	*	Rimage Corp	10,855
623		Robbins & Myers, Inc	14,005
8,027		Rockwell Automation, Inc	424,628
7,888	*	SanDisk Corp	380,596
601		Sauer-Danfoss, Inc	12,020
3,626	*	ScanSoft, Inc	19,327
680	*	Scansource, Inc	33,143
2,619	*	Scientific Games Corp (Class A)	81,189
751	*	Semitool, Inc	5,970
9,260		Smith International, Inc	308,451
41,468	*	Solectron Corp	162,140
3,283		SPX Corp	150,854
644		Standex International Corp	16,957
3,910		Stanley Works	182,519
1,226		Stewart & Stevenson Services, Inc	29,240
10,579		Symbol Technologies, Inc	102,405
764		Tecumseh Products Co (Class A)	16,441
367		Tennant Co	15,040
2,151	*	Terex Corp	106,324
3,308		Timken Co	98,016
1,884		Toro Co	69,256
513	*	TurboChef Technologies, Inc	7,998
1,184	*	Ultratech, Inc	18,459
2,409	*	UNOVA, Inc	84,267
5,765	*	Varian Medical Systems, Inc	227,775
987	*	VeriFone Holdings, Inc	19,849
937		Watsco, Inc	49,764
9,372	*	Western Digital Corp	121,180
426		Woodward Governor Co	36,231
1,924		York International Corp	107,879
3,061	*	Zebra Technologies Corp (Class A)	119,654

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	33,573,164

INSTRUMENTS AND RELATED PRODUCTS - 4.53%
1,086	*	Abaxis, Inc	14,172
948	*	Abiomed, Inc	9,546
588	*	ADE Corp	13,218
2,835	*	Advanced Medical Optics, Inc	107,588
920	*	Advanced Neuromodulation Systems, Inc	43,663
2,749	*	Affymetrix, Inc	127,086
22,121	*	Agilent Technologies, Inc	724,495
2,738	*	Align Technology, Inc	18,399
5,656	*	Allergan, Inc	518,203
2,975	*	American Medical Systems Holdings, Inc	59,946
357	*	American Science & Engineering, Inc	23,416
550		Analogic Corp	27,726
1,028	*	Anaren, Inc	14,495
458	*	Animas Corp	7,191

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

8,600		Applera Corp (Applied Biosystems Group)	$199,864
389	*	ARGON ST, Inc	11,413
967		Arrow International, Inc	27,269
1,123	*	Arthrocare Corp	45,167
705	*	Aspect Medical Systems, Inc	20,889
1,005	*	August Technology Corp	10,723
241		Badger Meter, Inc	9,481
4,586		Bard (C.R.), Inc	302,814
2,293		Bausch & Lomb, Inc	184,999
27,567		Baxter International, Inc	1,099,096
2,699		Beckman Coulter, Inc	145,692
11,012		Becton Dickinson & Co	577,359
722		BEI Technologies, Inc	25,263
10,983		Biomet, Inc	381,220
674	*	Bio-Rad Laboratories, Inc (Class A)	37,063
706	*	Biosite, Inc	43,673
29,580	*	Boston Scientific Corp	691,285
1,108	*	Bruker BioSciences Corp	4,853
995	*	Caliper Life Sciences, Inc	6,995
782	*	Candela Corp	7,679
481	*	Cantel Medical Corp	10,120
2,273	*	Cepheid, Inc	16,797
623		CNS, Inc	16,242
1,323	*	Coherent, Inc	38,737
1,056		Cohu, Inc	24,974
1,172	*	Conmed Corp	32,675
1,973		Cooper Cos, Inc	151,152
3,144	*	Credence Systems Corp	25,089
919	*	Cyberonics, Inc	27,423
10,294		Danaher Corp	554,126
617		Datascope Corp	19,139
3,501		Dentsply International, Inc	189,124
739	*	Dionex Corp	40,091
1,011	*	DJ Orthopedics, Inc	29,258
1,587		DRS Technologies, Inc	78,334
12,525		Eastman Kodak Co	304,733
762		EDO Corp	22,883
1,914	*	Encore Medical Corp	8,996
1,076	*	ESCO Technologies, Inc	53,875
1,230	*	Esterline Technologies Corp	46,605
745	*	Excel Technology, Inc	19,139
439	*	FARO Technologies, Inc	8,556
776	*	FEI Co	14,938
5,595	*	Fisher Scientific International, Inc	347,170
2,582	*	Flir Systems, Inc	76,376
1,525	*	Formfactor, Inc	34,801
1,932	*	Fossil, Inc	35,143
575	*	Foxhollow Technologies, Inc	27,376
14,468		Guidant Corp	996,701
1,014	*	Haemonetics Corp	48,195
1,455	*	HealthTronics, Inc	14,492
428	*	Herley Industries, Inc	7,974

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

998	*	Hologic, Inc	$57,635
590	*	ICU Medical, Inc	16,968
1,028	*	I-Flow Corp	14,094
1,278	*	II-VI, Inc	22,672
1,610	*	Illumina, Inc	20,624
1,648	*	Inamed Corp	124,721
3,366	*	Input/Output, Inc	26,861
813	*	Integra LifeSciences Holdings Corp	31,105
1,218	*	Intermagnetics General Corp	34,031
400	*	Intralase Corp	5,884
1,584	*	Intuitive Surgical, Inc	116,091
1,256		Invacare Corp	52,338
970	*	Ionatron, Inc	9,778
702	*	IRIS International, Inc	12,945
458	*	Ista Pharmaceuticals, Inc	3,041
1,097	*	Itron, Inc	50,089
1,544	*	Ixia	22,712
131,308		Johnson & Johnson	8,309,233
618		Keithley Instruments, Inc	9,023
593	*	Kensey Nash Corp	18,181
8,984		Kla-Tencor Corp	438,060
4,055	*	Kopin Corp	28,182
1,248	*	Kyphon, Inc	54,837
425	*	LaBarge, Inc	5,491
870	*	Laserscope	24,517
485	*	LeCroy Corp	7,202
2,232	*	Lexar Media, Inc	14,285
3,441	*	LTX Corp	14,521
465	*	Measurement Specialties, Inc	9,858
53,364		Medtronic, Inc	2,861,378
1,406		Mentor Corp	77,344
1,320	*	Merit Medical Systems, Inc	23,417
1,900	*	Mettler-Toledo International, Inc	96,862
505	*	Micro Therapeutics, Inc	2,823
2,099	*	Millipore Corp	132,006
1,255		Mine Safety Appliances Co	48,569
1,734	*	MKS Instruments, Inc	29,877
834	*	Molecular Devices Corp	17,422
856		Movado Group, Inc	16,024
1,014		MTS Systems Corp	38,299
2,816	*	Nanogen, Inc	9,039
100	*	Neurometrix, Inc	2,977
2,129	*	Newport Corp	29,657
676	*	NuVasive, Inc	12,668
830		Oakley, Inc	14,392
739	*	Palomar Medical Technologies, Inc	19,384
5,852		PerkinElmer, Inc	119,225
834	*	Photon Dynamics, Inc	15,971
1,257		PolyMedica Corp	43,920
19,719		Raytheon Co	749,716
1,603	*	Resmed, Inc	127,679
3,080	*	Respironics, Inc	129,914

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

587	*	Rofin-Sinar Technologies, Inc	$22,300
3,560		Roper Industries, Inc	139,872
592	*	Rudolph Technologies, Inc	7,974
1,336	*	Sirf Technology Holdings, Inc	40,254
453	*	Somanetics Corp	11,325
955	*	Sonic Solutions, Inc	20,533
721	*	SonoSite, Inc	21,399
16,224	*	St. Jude Medical, Inc	759,283
1,882	*	Star Scientific, Inc	6,324
3,258		STERIS Corp	77,508
13,138		Stryker Corp	649,411
1,615	*	Sybron Dental Specialties, Inc	67,193
314	*	Symmetry Medical, Inc	7,442
1,642	*	Techne Corp	93,561
4,098		Tektronix, Inc	103,393
1,597	*	Teledyne Technologies, Inc	55,049
8,798	*	Teradyne, Inc	145,167
7,026	*	Thermo Electron Corp	217,103
2,475	*	ThermoGenesis Corp	13,118
2,019	*	Thoratec Corp	35,857
2,301	*	Trimble Navigation Ltd	77,521
1,711	*	TriPath Imaging, Inc	12,080
467		United Industrial Corp	16,695
1,472	*	Varian, Inc	50,519
1,366	*	Veeco Instruments, Inc	21,911
1,353	*	Ventana Medical Systems, Inc	51,509
1,348	*	Viasys Healthcare, Inc	33,711
1,422	*	Viisage Technology, Inc	5,901
482	*	Vital Images, Inc	10,729
234		Vital Signs, Inc	10,785
5,126	*	Waters Corp	213,242
1,153	*	Wright Medical Group, Inc	28,456
43,304	*	Xerox Corp	591,100
1,107		X-Rite, Inc	13,727
220		Young Innovations, Inc	8,329
11,050	*	Zimmer Holdings, Inc	761,235
467	*	Zoll Medical Corp	12,259

		TOTAL INSTRUMENTS AND RELATED PRODUCTS	27,450,492

INSURANCE AGENTS, BROKERS AND SERVICE - 0.43%
14,023		AON Corp	449,858
2,398		Brown & Brown, Inc	119,157
856		Clark, Inc	14,406
957		Crawford & Co (Class B)	7,493
4,156		Gallagher (Arthur J.) & Co	119,734
13,198		Hartford Financial Services Group, Inc	1,018,490
1,449		Hilb Rogal & Hobbs Co	54,077
768	*	LabOne, Inc	33,408
23,332		Marsh & McLennan Cos, Inc	709,059
1,676		National Financial Partners Corp	75,655

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

1,893	*	USI Holdings Corp	$24,590

		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	2,625,927

INSURANCE CARRIERS - 5.15%
1,166		21st Century Insurance Group	18,598
12,683		Aetna, Inc	1,092,514
22,382		Aflac, Inc	1,013,905
1,625		Alfa Corp	27,105
197	*	Alleghany Corp	60,282
2,328	*	Allmerica Financial Corp	95,774
29,646		Allstate Corp	1,639,127
4,724		Ambac Financial Group, Inc	340,411
1,162		American Equity Investment Life Holding Co	13,189
2,485		American Financial Group, Inc	84,316
101,381		American International Group, Inc	6,281,628
346		American National Insurance Co	41,215
425	*	American Physicians Capital, Inc	20,880
2,296	*	AMERIGROUP Corp	43,899
1,699		AmerUs Group Co	97,472
1,229	*	Argonaut Group, Inc	33,195
5,035		Assurant, Inc	191,632
314		Baldwin & Lyons, Inc (Class B)	7,859
600		Bristol West Holdings, Inc	10,950
1,994	*	Centene Corp	49,910
1,876	*	Ceres Group, Inc	10,562
8,517		Chubb Corp	762,697
5,709		Cigna Corp	672,863
7,947		Cincinnati Financial Corp	332,900
1,412	*	Citizens, Inc	9,065
996	*	CNA Financial Corp	29,750
801	*	CNA Surety Corp	11,390
6,580	*	Conseco, Inc	138,904
4,470	*	Covanta Holding Corp	60,032
1,215		Delphi Financial Group, Inc (Class A)	56,862
485		Direct General Corp	9,569
220		Donegal Group, Inc	4,774
78		EMC Insurance Group, Inc	1,408
1,918		Erie Indemnity Co (Class A)	101,175
615		FBL Financial Group, Inc (Class A)	18,419
7,057		Fidelity National Financial, Inc	314,178
1,272	*	First Acceptance Corp	12,860
3,663		First American Corp	167,289
499	*	Fpic Insurance Group, Inc	17,959
9,772		Genworth Financial, Inc	315,049
311		Great American Financial Resources, Inc	6,220
626		Harleysville Group, Inc	15,024
4,324		HCC Insurance Holdings, Inc	123,364
4,907	*	Health Net, Inc	232,199
783	*	HealthExtras, Inc	16,741
2,155		Horace Mann Educators Corp	42,626

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

7,079	*	Humana, Inc	$338,942
337		Independence Holding Co	6,133
853		Infinity Property & Casualty Corp	29,932
5,932		Jefferson-Pilot Corp	303,540
175		Kansas City Life Insurance Co	8,955
912	*	KMG America Corp	7,296
878		LandAmerica Financial Group, Inc	56,763
3,651		Leucadia National Corp	157,358
7,582		Lincoln National Corp	394,416
6,492		Loews Corp	599,926
429	*	Markel Corp	141,784
5,962		MBIA, Inc	361,416
1,146		Mercury General Corp	68,749
18,619		Metlife, Inc	927,785
4,113		MGIC Investment Corp	264,055
389		Midland Co	14,016
345	*	Molina Healthcare, Inc	8,622
98	*	National Western Life Insurance Co (Class A)	20,703
2,608		Nationwide Financial Services, Inc (Class A)	104,450
333	*	Navigators Group, Inc	12,428
427		Odyssey Re Holdings Corp	10,906
2,701		Ohio Casualty Corp	73,251
8,139		Old Republic International Corp	217,067
3,799	*	Pacificare Health Systems, Inc	303,084
709	*	Philadelphia Consolidated Holding Co	60,194
4,411		Phoenix Cos, Inc	53,814
1,596	*	PMA Capital Corp (Class A)	14,013
4,073		PMI Group, Inc	162,390
1,146		Presidential Life Corp	20,628
12,815		Principal Financial Group	607,047
1,034	*	ProAssurance Corp	48,257
8,703		Progressive Corp	911,813
3,033		Protective Life Corp	124,899
22,986		Prudential Financial, Inc	1,552,934
3,754		Radian Group, Inc	199,337
1,200		Reinsurance Group Of America, Inc	53,640
893		RLI Corp	41,310
5,556		Safeco Corp	296,579
467		Safety Insurance Group, Inc	16,621
1,232		Selective Insurance Group, Inc	60,245
29,892		St. Paul Travelers Cos, Inc	1,341,254
1,221		Stancorp Financial Group, Inc	102,808
701		State Auto Financial Corp	22,180
843		Stewart Information Services Corp	43,162
4,429		Torchmark Corp	233,984
727		Tower Group, Inc	10,992
1,110		Transatlantic Holdings, Inc	63,270
380	*	Triad Guaranty, Inc	14,904
1,543		UICI	55,548
600		United Fire & Casualty Co	27,066
56,211		UnitedHealth Group, Inc	3,159,058
2,146		Unitrin, Inc	101,849
1,122	*	Universal American Financial Corp	25,514

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

13,318		UnumProvident Corp	$273,019
5,137		W.R. Berkley Corp	202,809
799	*	WellCare Health Plans, Inc	29,603
1,377	*	WellChoice, Inc	104,514
27,020	*	WellPoint, Inc	2,048,656
66		Wesco Financial Corp	22,579
693		Zenith National Insurance Corp	43,444

		TOTAL INSURANCE CARRIERS	31,229,251

JUSTICE, PUBLIC ORDER AND SAFETY - 0.01%
1,709	*	Corrections Corp of America	67,847
323	*	Geo Group, Inc	8,560

		TOTAL JUSTICE, PUBLIC ORDER AND SAFETY	76,407

LEATHER AND LEATHER PRODUCTS - 0.12%
723		Brown Shoe Co, Inc	23,859
16,958	*	Coach, Inc	531,803
856	*	Genesco, Inc	31,877
527	*	Steven Madden Ltd	12,079
2,284	*	Timberland Co (Class A)	77,154
184		Weyco Group, Inc	3,588
2,583		Wolverine World Wide, Inc	54,372

		TOTAL LEATHER AND LEATHER PRODUCTS	734,732

LEGAL SERVICES - 0.01%
1,975	*	FTI Consulting, Inc	49,889
559		Pre-Paid Legal Services, Inc	21,633

		TOTAL LEGAL SERVICES	71,522

LOCAL AND INTERURBAN PASSENGER TRANSIT - 0.02%
4,370		Laidlaw International, Inc	105,623

		TOTAL LOCAL AND INTERURBAN PASSENGER TRANSIT	105,623

LUMBER AND WOOD PRODUCTS - 0.05%
526		American Woodmark Corp	17,674
3,409	*	Champion Enterprises, Inc	50,385
506		Deltic Timber Corp	23,301
4,969		Louisiana-Pacific Corp	137,592
424		Skyline Corp	17,231
781		Universal Forest Products, Inc	44,767

		TOTAL LUMBER AND WOOD PRODUCTS	290,950

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

METAL MINING - 0.35%
930		Cleveland-Cliffs, Inc	$81,012
10,389	*	Coeur d'Alene Mines Corp	43,945
1,184		Commerce Group, Inc	68,696
7,837		Freeport-McMoRan Copper & Gold, Inc (Class A)	380,800
4,247	*	Hecla Mining Co	18,602
18,429		Newmont Mining Corp	869,296
4,402		Phelps Dodge Corp	571,952
692		Royal Gold, Inc	18,594
1,127		Southern Peru Copper Corp	63,067
1,462	*	Stillwater Mining Co	13,377

		TOTAL METAL MINING	2,129,341

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.22%
1,235		Blyth, Inc	27,528
3,417		Callaway Golf Co	51,563
541		Charles & Colvard Ltd	13,503
798		Daktronics, Inc	19,136
489		Escalade, Inc	6,479
6,342		Fortune Brands, Inc	515,795
7,038		Hasbro, Inc	138,297
3,764	*	Identix, Inc	17,691
1,047	*	Jakks Pacific, Inc	16,993
1,906	*	K2, Inc	21,728
1,409	*	Leapfrog Enterprises, Inc	20,811
396		Marine Products Corp	4,368
17,948		Mattel, Inc	299,373
1,470		Nautilus, Inc	32,443
683	*	RC2 Corp	23,058
445		Russ Berrie & Co, Inc	6,283
1,545	*	Shuffle Master, Inc	40,834
418	*	Steinway Musical Instruments, Inc	11,014
1,979		Yankee Candle Co, Inc	48,486

		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	1,315,383

MISCELLANEOUS RETAIL - 1.15%
953	*	1-800-FLOWERS.COM, Inc (Class A)	6,681
469	*	AC Moore Arts & Crafts, Inc	8,995
1,733	*	Alloy, Inc	8,388
13,316	*	Amazon.com, Inc	603,215
2,273		Barnes & Noble, Inc	85,692
964		Big 5 Sporting Goods Corp	23,001
229		Blair Corp	8,448
577	*	Blue Nile, Inc	18,256
3,177		Borders Group, Inc	70,434
600	*	Build-A-Bear Workshop, Inc	13,380
1,514		Cash America International, Inc	31,415
724	*	CKX, Inc	9,101

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

1,548	*	Coldwater Creek, Inc	$39,041
36,021		CVS Corp	1,044,969
1,546	*	Dick's Sporting Goods, Inc	46,550
4,762	*	Dollar Tree Stores, Inc	103,097
2,754	*	Drugstore.com, Inc	10,190
1,104	*	GSI Commerce, Inc	21,970
1,491	*	Hibbett Sporting Goods, Inc	33,175
766	*	Jill (J.) Group, Inc	12,118
1,350		Longs Drug Stores Corp	57,901
3,172	*	Marvel Entertainment, Inc	56,684
5,970		Michaels Stores, Inc	197,368
1,991		MSC Industrial Direct Co (Class A)	66,041
1,062	*	Nutri/System, Inc	26,571
13,971	*	Office Depot, Inc	414,939
477	*	Overstock.com, Inc	18,293
460	*	Party City Corp	7,783
2,479	*	Petco Animal Supplies, Inc	52,456
6,273		Petsmart, Inc	136,626
1,285	*	Priceline.com, Inc	24,826
22,109	*	Rite Aid Corp	85,783
4,356	*	Sears Holdings Corp	541,974
729	*	Sharper Image Corp	9,185
1,118	*	Sports Authority, Inc	32,914
826	*	Stamps.com, Inc	14,215
33,122		Staples, Inc	706,161
6,304		Tiffany & Co	250,710
805	*	Valuevision International, Inc (Class A)	9,137
45,175		Walgreen Co	1,962,854
1,196		World Fuel Services Corp	38,810
2,209	*	Zale Corp	60,041

		TOTAL MISCELLANEOUS RETAIL	6,969,388

MOTION PICTURES - 1.65%
1,829	*	Avid Technology, Inc	75,721
8,144		Blockbuster, Inc (Class A)	38,684
477		Carmike Cinemas, Inc	10,942
12,160	*	Discovery Holding Co (Class A)	175,591
1,702	*	DreamWorks Animation SKG, Inc (Class A)	47,077
2,468	*	Macrovision Corp	47,139
103,314		News Corp (Class A)	1,610,665
1,979		Regal Entertainment Group (Class A)	39,659
2,790	*	Time Warner Telecom, Inc (Class A)	21,762
202,892		Time Warner, Inc	3,674,374
63,292		Viacom, Inc (Class B)	2,089,301
90,722		Walt Disney Co	2,189,146

		TOTAL MOTION PICTURES	10,020,061

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

NONDEPOSITORY INSTITUTIONS - 2.01%
817	*	Accredited Home Lenders Holding Co	$28,726
2,700		Advance America Cash Advance Centers, Inc	35,775
121		Advanta Corp (Class B)	3,416
4,522		American Capital Strategies Ltd	165,777
48,212		American Express Co	2,769,297
6,413	*	AmeriCredit Corp	153,078
1,000		Ares Capital Corp	16,280
577		Asta Funding, Inc	17,518
822		Beverly Hills Bancorp, Inc	8,434
11,293		Capital One Financial Corp	898,019
3,174	*	CapitalSource, Inc	69,193
1,768		CharterMac	36,244
9,176		CIT Group, Inc	414,572
589	*	Collegiate Funding Services LLC	8,723
1,061	*	CompuCredit Corp	47,130
26,343		Countrywide Financial Corp	868,792
3,970		Doral Financial Corp	51,888
2,318	*	E-Loan, Inc	9,712
755	*	Encore Capital Group, Inc	13,469
42,619		Fannie Mae	1,910,184
396		Federal Agricultural Mortgage Corp (Class C)	9,639
745		Financial Federal Corp	29,651
730	*	First Cash Financial Services, Inc	19,214
886		First Marblehead Corp	22,504
30,426		Freddie Mac	1,717,852
55,837		MBNA Corp	1,375,824
1,677		MCG Capital Corp	28,291
2,498	*	Metris Cos, Inc	36,546
740	*	Nelnet, Inc	28,127
699		NGP Capital Resources Co	10,527
2,118	*	Ocwen Financial Corp	14,699
13,012	*	Providian Financial Corp	230,052
18,707		SLM Corp	1,003,443
179		Student Loan Corp	42,402
200	*	United PanAm Financial Corp	4,994
1,145		Westcorp	67,440
292	*	WFS Financial, Inc	19,619
727	*	World Acceptance Corp	18,473

		TOTAL NONDEPOSITORY INSTITUTIONS	12,205,524

NONMETALLIC MINERALS, EXCEPT FUELS - 0.08%
1,140		AMCOL International Corp	21,740
839		Compass Minerals International, Inc	19,297
2,110		Florida Rock Industries, Inc	135,230
4,474		Vulcan Materials Co	332,015

		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	508,282

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

OIL AND GAS EXTRACTION - 2.85%
10,579		Anadarko Petroleum Corp	$1,013,034
14,614		Apache Corp	1,099,265
734	*	Atlas America, Inc	35,856
786	*	ATP Oil & Gas Corp	25,812
575	*	Atwood Oceanics, Inc	48,421
14,832		Baker Hughes, Inc	885,174
747		Berry Petroleum Co (Class A)	49,817
527	*	Bill Barrett Corp	19,404
14,130		BJ Services Co	508,539
532	*	Bois d'Arc Energy, Inc	9,156
1,128	*	Brigham Exploration Co	14,495
17,112		Burlington Resources, Inc	1,391,548
2,132		Cabot Oil & Gas Corp (Class A)	107,687
1,628	*	Cal Dive International, Inc	103,231
480	*	Callon Petroleum Co	10,046
818	*	Carrizo Oil & Gas, Inc	23,967
2,016	*	Cheniere Energy, Inc	83,382
14,742		Chesapeake Energy Corp	563,881
3,513	*	Cimarex Energy Co	159,244
250	*	Clayton Williams Energy, Inc	10,800
1,717	*	Comstock Resources, Inc	56,335
2,087	*	Delta Petroleum Corp	43,410
2,602	*	Denbury Resources, Inc	131,245
21,060		Devon Energy Corp	1,445,558
2,551		Diamond Offshore Drilling, Inc	156,249
806	*	Edge Petroleum Corp	21,270
2,115	*	Encore Acquisition Co	82,168
2,044	*	Endeavour International Corp	10,220
1,434	*	Energy Partners Ltd	44,769
6,615		ENSCO International, Inc	308,193
5,244		Equitable Resources, Inc	204,831
2,349	*	Forest Oil Corp	122,383
1,663	*	FX Energy, Inc	19,906
2,775	*	Gasco Energy, Inc	18,454
3,888	*	Global Industries Ltd	57,309
456	*	Goodrich Petroleum Corp	10,702
8,891	*	Grey Wolf, Inc	74,951
19,860		Halliburton Co	1,360,807
4,579	*	Hanover Compressor Co	63,465
1,428	*	Harvest Natural Resources, Inc	15,322
2,227		Helmerich & Payne, Inc	134,489
1,180	*	Houston Exploration Co	79,355
2,325	*	KCS Energy, Inc	64,007
5,017		Kerr-McGee Corp	487,201
855	*	McMoRan Exploration Co	16,621
3,333	*	Meridian Resource Corp	13,899
5,507	*	Newfield Exploration Co	270,394
3,549	*	Newpark Resources, Inc	29,883
7,600		Noble Energy, Inc	356,440
17,697		Occidental Petroleum Corp	1,511,855
1,252	*	Oceaneering International, Inc	66,869

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

1,328	*	Parallel Petroleum Corp	$18,592
3,851	*	Parker Drilling Co	35,699
7,522		Patterson-UTI Energy, Inc	271,394
272	v*	PetroCorp (Escrow)	-
2,183	*	PetroHawk Energy Corp	31,457
811	*	Petroleum Development Corp	31,094
1,775	*	Petroquest Energy, Inc	18,531
862	*	Pioneer Drilling Co	16,826
6,287		Pioneer Natural Resources Co	345,282
3,372	*	Plains Exploration & Production Co	144,389
2,666		Pogo Producing Co	157,134
6,732	*	Pride International, Inc	191,929
2,304	*	Quicksilver Resources, Inc	110,108
3,559		Range Resources Corp	137,413
1,019	*	Remington Oil & Gas Corp	42,289
4,812		Rowan Cos, Inc	170,778
876		RPC, Inc	22,566
774	*	SEACOR Holdings, Inc	56,177
3,518	*	Southwestern Energy Co	258,221
985	*	Spinnaker Exploration Co	63,720
2,480		St. Mary Land & Exploration Co	90,768
1,339	*	Stone Energy Corp	81,792
3,267	*	Superior Energy Services	75,435
1,301	*	Swift Energy Co	59,521
1,646	*	Syntroleum Corp	23,966
1,632	*	Tetra Technologies, Inc	50,951
2,645		Tidewater, Inc	128,732
1,979		Todco	82,544
611	*	Toreador Resources Corp	21,629
1,566	*	Transmontaigne, Inc	12,512
974	*	Tri-Valley Corp	9,691
1,921	*	Unit Corp	106,193
1,604	*	Veritas DGC, Inc	58,738
2,298		Vintage Petroleum, Inc	104,927
527		W&T Offshore, Inc	17,091
786	*	Warren Resources, Inc	13,166
1,083	*	W-H Energy Services, Inc	35,111
1,269	*	Whiting Petroleum Corp	55,633
15,744		XTO Energy, Inc	713,518

		TOTAL OIL AND GAS EXTRACTION	17,306,836

PAPER AND ALLIED PRODUCTS - 0.60%
4,780		Bemis Co	118,066
2,445		Bowater, Inc	69,120
1,729	*	Buckeye Technologies, Inc	14,039
1,554	*	Caraustar Industries, Inc	17,063
613		Chesapeake Corp	11,273
11,395		Georgia-Pacific Corp	388,114
1,467		Glatfelter	20,670
3,852	*	Graphic Packaging Corp	10,786

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

648		Greif, Inc (Class A)	$38,945
21,577		International Paper Co	643,024
20,869		Kimberly-Clark Corp	1,242,331
2,079		Longview Fibre Co	40,520
8,072		MeadWestvaco Corp	222,949
910	*	Mercer International, Inc	7,526
785		Neenah Paper, Inc	23,001
3,147		OfficeMax, Inc	99,665
2,360		Packaging Corp of America	45,808
1,864	*	Playtex Products, Inc	20,504
1,265		Potlatch Corp	65,932
1,512		Rock-Tenn Co (Class A)	22,831
734		Schweitzer-Mauduit International, Inc	16,383
11,326	*	Smurfit-Stone Container Corp	117,337
4,507		Sonoco Products Co	123,086
4,758		Temple-Inland, Inc	194,364
2,341		Wausau Paper Corp	29,286
587		Xerium Technologies, Inc	6,739

		TOTAL PAPER AND ALLIED PRODUCTS	3,609,362

PERSONAL SERVICES - 0.17%
395		Angelica Corp	7,051
6,527		Cintas Corp	267,933
1,000	*	Coinstar, Inc	18,510
755		G & K Services, Inc (Class A)	29,739
14,420		H&R Block, Inc	345,792
1,900		Jackson Hewitt Tax Service, Inc	45,429
2,125		Regis Corp	80,368
13,107		Service Corp International	108,657
389		Unifirst Corp	13,642
1,683	*	Weight Watchers International, Inc	86,809

		TOTAL PERSONAL SERVICES	1,003,930

PETROLEUM AND COAL PRODUCTS - 5.62%
3,408		Amerada Hess Corp	468,600
2,837		Ashland, Inc	156,716
100,224		Chevron Corp	6,487,500
61,578		ConocoPhillips	4,304,918
900		ElkCorp	32,193
10,835		EOG Resources, Inc	811,541
281,093		Exxon Mobil Corp	17,860,649
2,438		Frontier Oil Corp	108,125
600	*	Giant Industries, Inc	35,124
1,796	*	Headwaters, Inc	67,170
990		Holly Corp	63,340
16,241		Marathon Oil Corp	1,119,492
7,202		Murphy Oil Corp	359,164
6,032		Sunoco, Inc	471,702

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

2,962		Tesoro Corp	$199,165
13,094		Valero Energy Corp	1,480,408
856		WD-40 Co	22,693

		TOTAL PETROLEUM AND COAL PRODUCTS	34,048,500

PRIMARY METAL INDUSTRIES - 0.74%
4,927	*	AK Steel Holding Corp	42,224
38,834		Alcoa, Inc	948,326
1,148	*	Aleris International, Inc	31,513
4,480		Allegheny Technologies, Inc	138,790
2,328		Belden CDT, Inc	45,233
943	*	Brush Engineered Materials, Inc	14,975
1,075		Carpenter Technology Corp	63,006
962	*	Century Aluminum Co	21,626
1,090	*	Chaparral Steel Co	27,490
2,658	*	CommScope, Inc	46,090
62,926	*	Corning, Inc	1,216,360
934	*	Encore Wire Corp	15,187
1,668	*	General Cable Corp	28,022
1,185		Gibraltar Industries, Inc	27,101
3,098		Hubbell, Inc (Class B)	145,389
1,297	*	Lone Star Technologies, Inc	72,100
1,400		Matthews International Corp (Class A)	52,906
1,879	*	Maverick Tube Corp	56,370
1,818		Mueller Industries, Inc	50,486
940	*	NS Group, Inc	36,895
6,988		Nucor Corp	412,222
1,552	*	Oregon Steel Mills, Inc	43,301
5,792		Precision Castparts Corp	307,555
1,120		Quanex Corp	74,166
475		Roanoke Electric Steel Corp	9,514
1,029	*	RTI International Metals, Inc	40,491
1,019		Schnitzer Steel Industries, Inc (Class A)	33,189
1,702		Steel Dynamics, Inc	57,800
466		Steel Technologies, Inc	12,083
710	*	Superior Essex, Inc	12,787
1,090		Texas Industries, Inc	59,296
410	*	Titanium Metals Corp	16,220
1,424		Tredegar Corp	18,526
4,976		United States Steel Corp	210,734
100	*	Wheeling-Pittsburgh Corp	1,673
3,273		Worthington Industries, Inc	68,831

		TOTAL PRIMARY METAL INDUSTRIES	4,458,477

PRINTING AND PUBLISHING - 0.79%
1,656	*	ACCO Brands Corp	46,732
2,804		American Greetings Corp (Class A)	76,830
984		Banta Corp	50,076

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

4,174		Belo (A.H.) Corp Series A	$95,418
1,840		Bowne & Co, Inc	26,294
2,160	*	Cenveo, Inc	22,399
377	*	Consolidated Graphics, Inc	16,230
451		Courier Corp	16,867
387		CSS Industries, Inc	12,585
6,518		Dex Media, Inc	181,135
2,303		Dow Jones & Co, Inc	87,952
2,968	*	Dun & Bradstreet Corp	195,502
804		Ennis, Inc	13,507
3,551		EW Scripps Co	177,443
10,836		Gannett Co, Inc	745,842
2,556		Harte-Hanks, Inc	67,555
2,396		Hollinger International, Inc	23,481
1,357		John H Harland Co	60,251
2,078		John Wiley & Sons, Inc (Class A)	86,736
1,156		Journal Communications, Inc	17,224
1,492		Journal Register Co	24,141
3,166		Knight Ridder, Inc	185,781
2,080		Lee Enterprises, Inc	88,358
987	*	Martha Stewart Living Omnimedia, Inc (Class A)	24,695
839		McClatchy Co (Class A)	54,728
16,853		McGraw-Hill Cos, Inc	809,618
933		Media General, Inc (Class A)	54,123
1,736		Meredith Corp	86,609
6,308		New York Times Co (Class A)	187,663
1,115	*	Playboy Enterprises, Inc (Class B)	15,722
1,622	*	Presstek, Inc	21,054
6,811	*	Primedia, Inc	27,857
1,155	*	R.H. Donnelley Corp	73,065
9,309		R.R. Donnelley & Sons Co	345,085
4,592		Reader's Digest Association, Inc (Class A)	73,334
311		Schawk, Inc	6,217
1,535	*	Scholastic Corp	56,734
870		Standard Register Co	13,006
624		Thomas Nelson, Inc	11,706
10,383		Tribune Co	351,880
2,117	*	Valassis Communications, Inc	82,521
237		Washington Post Co (Class B)	190,192

		TOTAL PRINTING AND PUBLISHING	4,804,148

RAILROAD TRANSPORTATION - 0.53%
16,824		Burlington Northern Santa Fe Corp	1,006,075
9,583		CSX Corp	445,418
1,363		Florida East Coast Industries	61,730
858	*	Genesee & Wyoming, Inc (Class A)	27,199
3,508	*	Kansas City Southern Industries, Inc	81,771
18,159		Norfolk Southern Corp	736,529
11,647		Union Pacific Corp	835,090

		TOTAL RAILROAD TRANSPORTATION	3,193,812

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

REAL ESTATE - 0.10%
1,756	*	Alderwoods Group, Inc	$28,763
337	*	California Coastal Communities, Inc	11,869
2,184	*	CB Richard Ellis Group, Inc	107,453
285		Consolidated-Tomoka Land Co	19,380
2,882		Forest City Enterprises, Inc (Class A)	109,804
1,557		Jones Lang LaSalle, Inc	71,716
284		Orleans Homebuilders, Inc	6,998
3,314		St. Joe Co	206,959
4,759		Stewart Enterprises, Inc (Class A)	31,552
1,512	*	Trammell Crow Co	37,316

		TOTAL REAL ESTATE	631,810

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.10%
831	*	Applied Films Corp	17,451
2,612		Cooper Tire & Rubber Co	39,885
437	*	Deckers Outdoor Corp	10,514
6,956	*	Goodyear Tire & Rubber Co	108,444
2,397	*	Jarden Corp	98,445
1,376		Schulman (A.), Inc	24,699
3,652	*	Sealed Air Corp	173,324
843	*	Skechers U.S.A., Inc (Class A)	13,800
1,260		Spartech Corp	24,621
558		Titan International, Inc	7,661
539	*	Trex Co, Inc	12,936
2,545		Tupperware Corp	57,975
1,544		West Pharmaceutical Services, Inc	45,811

		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	635,566

SECURITY AND COMMODITY BROKERS - 2.33%
3,363		A.G. Edwards. Inc	147,333
10,673	*	Ameritrade Holding Corp	229,256
1,224	*	Archipelago Holdings, Inc	48,776
5,099		Bear Stearns Cos, Inc	559,615
400		BKF Capital Group, Inc	12,372
930		BlackRock, Inc	82,417
1,200		Calamos Asset Management, Inc (Class A)	29,616
46,903		Charles Schwab Corp	676,825
1,493		Chicago Mercantile Exchange Holdings, Inc	503,589
282		Cohen & Steers, Inc	5,640
16,338	*	E*Trade Financial Corp	287,549
5,799		Eaton Vance Corp	143,931
3,498		Federated Investors, Inc (Class B)	116,239
7,034		Franklin Resources, Inc	590,575
330		GAMCO Investors, Inc	15,130
190	*	GFI Group, Inc	7,822
18,343		Goldman Sachs Group, Inc	2,230,142
513		Greenhill & Co, Inc	21,387

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

6,514		Instinet Group, Inc	$32,375
411	*	International Securities Exchange, Inc	9,617
1,720	*	Investment Technology Group, Inc	50,912
9,902		Janus Capital Group, Inc	143,084
2,232		Jefferies Group, Inc	97,204
5,418	*	Knight Capital Group, Inc	45,024
2,952	*	LaBranche & Co, Inc	25,653
4,617		Legg Mason, Inc	506,439
12,265		Lehman Brothers Holdings, Inc	1,428,627
934	*	MarketAxess Holdings, Inc	12,702
41,514		Merrill Lynch & Co, Inc	2,546,884
48,289		Morgan Stanley	2,604,709
377	*	Morningstar, Inc	12,064
1,918	*	Nasdaq Stock Market, Inc	48,621
2,252		Nuveen Investments, Inc	88,706
761		optionsXpress Holdings, Inc	14,489
1,034	*	Piper Jaffray Cos	30,875
2,756		Raymond James Financial, Inc	88,523
900	*	Refco, Inc	25,443
506		Sanders Morris Harris Group, Inc	8,273
2,702		SEI Investments Co	101,541
278	*	Stifel Financial Corp	9,980
607		SWS Group, Inc	9,955
6,030		T Rowe Price Group, Inc	393,759
39		Value Line, Inc	1,526
3,306		Waddell & Reed Financial, Inc (Class A)	64,004

		TOTAL SECURITY AND COMMODITY BROKERS	14,109,203

SOCIAL SERVICES - 0.01%
1,178	*	Bright Horizons Family Solutions, Inc	45,235
400	*	Providence Service Corp	12,236
784	*	Res-Care, Inc	12,066

		TOTAL SOCIAL SERVICES	69,537

SPECIAL TRADE CONTRACTORS - 0.04%
2,196	*	AsiaInfo Holdings, Inc	10,651
1,098		Chemed Corp	47,587
2,192	*	Comfort Systems USA, Inc	19,312
2,327	*	Dycom Industries, Inc	47,052
548	*	EMCOR Group, Inc	32,496
1,290	*	Insituform Technologies, Inc (Class A)	22,304
613	*	Layne Christensen Co	14,436
5,000	*	Quanta Services, Inc	63,800

		TOTAL SPECIAL TRADE CONTRACTORS	257,638

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

STONE, CLAY, AND GLASS PRODUCTS - 0.12%
1,499		Apogee Enterprises, Inc	$25,633
1,070	*	Cabot Microelectronics Corp	31,465
1,129		CARBO Ceramics, Inc	74,503
802		Eagle Materials, Inc	97,339
6,816		Gentex Corp	118,598
1,493		Lafarge North America, Inc	100,942
799		Libbey, Inc	12,145
6,605	*	Owens-Illinois, Inc	136,195
1,555	b*	USG Corp	106,859

		TOTAL STONE, CLAY, AND GLASS PRODUCTS	703,679

TEXTILE MILL PRODUCTS - 0.01%
475	*	Dixie Group, Inc	7,572
968		Oxford Industries, Inc	43,676

		TOTAL TEXTILE MILL PRODUCTS	51,248

TOBACCO PRODUCTS - 1.24%
91,562		Altria Group, Inc	6,749,035
2,887		Loews Corp (Carolina Group)	114,412
3,727		Reynolds American, Inc	309,416
995		Universal Corp (Virginia)	38,636
7,212		UST, Inc	301,894
1,116		Vector Group Ltd	22,331

		TOTAL TOBACCO PRODUCTS	7,535,724

TRANSPORTATION BY AIR - 0.37%
2,506	*	ABX Air, Inc	20,549
4,057	*	Airtran Holdings, Inc	51,362
1,368	*	Alaska Air Group, Inc	39,754
7,265	*	AMR Corp	81,223
3,283	*	Continental Airlines, Inc (Class B)	31,714
5,029	b*	Delta Air Lines, Inc	3,772
1,724	*	EGL, Inc	46,807
1,322	*	ExpressJet Holdings, Inc	11,858
13,493		FedEx Corp	1,175,731
1,654	*	Frontier Airlines, Inc	16,176
4,783	*	JetBlue Airways Corp	84,181
1,773	*	Mesa Air Group, Inc	14,627
1,001	*	Offshore Logistics, Inc	37,037
1,107	*	Pinnacle Airlines Corp	7,195
173	*	Republic Airways Holdings, Inc	2,476
2,691		Skywest, Inc	72,173
34,209		Southwest Airlines Co	508,004

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

906	*	World Air Holdings, Inc	$9,603

		TOTAL TRANSPORTATION BY AIR	2,214,242

TRANSPORTATION EQUIPMENT - 2.26%
620		A.O. Smith Corp	17,670
1,512	*	AAR Corp	25,976
100	*	Accuride Corp	1,381
691	*	Aftermarket Technology Corp	12,707
1,921		American Axle & Manufacturing Holdings, Inc	44,337
773		Arctic Cat, Inc	15,877
1,469	*	Armor Holdings, Inc	63,182
3,219		ArvinMeritor, Inc	53,822
3,985		Autoliv, Inc	173,348
36,565		Boeing Co	2,484,592
4,239		Brunswick Corp	159,937
2,368		Clarcor, Inc	68,009
646		Coachmen Industries, Inc	7,423
6,690		Dana Corp	62,953
21,381		Delphi Corp	59,012
2,352		Federal Signal Corp	40,196
2,037	*	Fleetwood Enterprises, Inc	25,055
79,249		Ford Motor Co	781,405
352		Freightcar America, Inc	14,355
2,362	*	GenCorp, Inc	44,051
8,908		General Dynamics Corp	1,064,951
20,143		General Motors Corp	616,577
7,609		Genuine Parts Co	326,426
5,349		Goodrich Corp	237,175
272		Greenbrier Cos, Inc	9,041
869	*	Group 1 Automotive, Inc	23,984
12,918		Harley-Davidson, Inc	625,748
1,816		Harsco Corp	119,075
2,047	*	Hayes Lemmerz International, Inc	9,171
865		Heico Corp	20,068
4,022		ITT Industries, Inc	456,899
2,225		JLG Industries, Inc	81,413
1,060		Kaman Corp (Class A)	21,677
16,162		Lockheed Martin Corp	986,528
131	v*	Mascotech (Escrow)	-
1,276		Monaco Coach Corp	18,808
2,924	*	Navistar International Corp	94,825
395		Noble International Ltd	9,543
15,658		Northrop Grumman Corp	851,012
1,930	*	Orbital Sciences Corp	24,125
3,224		Oshkosh Truck Corp	139,148
7,622		Paccar, Inc	517,458
6,497	*	Pactiv Corp	113,827
1,854		Polaris Industries, Inc	91,866
187	*	Sequa Corp (Class A)	11,033
567		Standard Motor Products, Inc	4,598

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

1,095		Superior Industries International, Inc	$23,564
1,746	*	Tenneco Automotive, Inc	30,572
5,158		Textron, Inc	369,932
1,517		Thor Industries, Inc	51,578
1,781		Trinity Industries, Inc	72,113
678	*	Triumph Group, Inc	25,201
1,722	*	TRW Automotive Holdings Corp	50,524
45,442		United Technologies Corp	2,355,713
1,333		Wabash National Corp	26,207
1,943		Westinghouse Air Brake Technologies Corp	53,005
1,315		Winnebago Industries, Inc	38,096

		TOTAL TRANSPORTATION EQUIPMENT	13,726,769

TRANSPORTATION SERVICES - 0.16%
700		Ambassadors Group, Inc	15,610
3,768		C.H. Robinson Worldwide, Inc	241,604
508	*	Dynamex, Inc	7,945
8,663	*	Expedia, Inc	171,614
4,655		Expeditors International Washington, Inc	264,311
1,923		GATX Corp	76,055
858	*	HUB Group, Inc	31,497
1,541		Pacer International, Inc	40,621
1,157	*	Pegasus Solutions, Inc	10,390
1,827	*	RailAmerica, Inc	21,741
5,729		Sabre Holdings Corp	116,204

		TOTAL TRANSPORTATION SERVICES	997,592

TRUCKING AND WAREHOUSING - 0.43%
1,076		Arkansas Best Corp	37,520
2,397		CNF, Inc	125,843
389	*	Covenant Transport, Inc (Class A)	4,707
1,257		Forward Air Corp	46,308
654	*	Frozen Food Express Industries	6,861
2,135		Heartland Express, Inc	43,426
5,436		J.B. Hunt Transport Services, Inc	103,338
2,619		Landstar System, Inc	104,839
369	*	Marten Transport Ltd	9,336
812	*	Old Dominion Freight Line	27,194
201	*	P.A.M. Transportation Services, Inc	3,248
825	*	SCS Transportation, Inc	12,961
720	*	SIRVA, Inc	5,371
1,889	*	Swift Transportation Co, Inc	33,435
277	*	U.S. Xpress Enterprises, Inc (Class A)	3,230
27,072		United Parcel Service, Inc (Class B)	1,871,487
2,315		Werner Enterprises, Inc	40,026
2,520	*	Yellow Roadway Corp	104,378

		TOTAL TRUCKING AND WAREHOUSING	2,583,508

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

WATER TRANSPORTATION - 0.05%
1,802		Alexander & Baldwin, Inc	$95,939
774	*	Gulfmark Offshore, Inc	24,977
1,100	*	Hornbeck Offshore Services, Inc	40,293
849	*	Kirby Corp	41,966
378		Maritrans, Inc	12,096
1,554	*	Odyssey Marine Exploration, Inc	5,734
1,283		Overseas Shipholding Group, Inc	74,837

		TOTAL WATER TRANSPORTATION	295,842

WHOLESALE TRADE-DURABLE GOODS - 0.48%
270	*	1-800 Contacts, Inc	5,062
3,796		Adesa, Inc	83,892
1,370		Agilysys, Inc	23,071
1,354		Applied Industrial Technologies, Inc	48,581
5,273	*	Arrow Electronics, Inc	165,361
1,467	*	Aviall, Inc	49,555
6,454	*	Avnet, Inc	157,800
664		Barnes Group, Inc	23,811
800	*	Beacon Roofing Supply, Inc	26,136
2,463		BorgWarner, Inc	139,061
545		Building Material Holding Corp	50,789
455	*	Castle (A.M.) & Co	7,962
5,075	*	Cytyc Corp	136,264
434	*	Digi International, Inc	4,657
658	*	Drew Industries, Inc	16,983
1,381	*	Genesis Microchip, Inc	30,313
2,896		Hughes Supply, Inc	94,410
592	*	Huttig Building Products, Inc	5,358
5,385		IKON Office Solutions, Inc	53,742
878	*	Imagistics International, Inc	36,744
5,817	*	Ingram Micro, Inc (Class A)	107,847
2,229	*	Insight Enterprises, Inc	41,459
522	*	Interline Brands, Inc	10,967
745	*	Keystone Automotive Industries, Inc	21,463
1,878		Knight Transportation, Inc	45,748
197		Lawson Products, Inc	7,234
807	*	LKQ Corp	24,371
2,032		Martin Marietta Materials, Inc	159,431
483	*	Merge Technologies, Inc	8,254
1,001	*	Navarre Corp	5,796
4,677		Omnicare, Inc	262,988
1,868		Owens & Minor, Inc	54,826
5,980	*	Patterson Cos, Inc	239,379
2,227		PEP Boys-Manny Moe & Jack	30,822
3,196	*	PSS World Medical, Inc	42,635
1,189		Reliance Steel & Aluminum Co	62,934
947		Ryerson Tull, Inc	20,171
2,418		SCP Pool Corp	84,461
136	*	Strattec Security Corp	7,052

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

7,380	*	Sycamore Networks, Inc	$27,823
982	*	TBC Corp	33,869
2,577	*	Tech Data Corp	94,602
2,108	*	Tyler Technologies, Inc	17,454
5,193	*	Visteon Corp	50,797
3,593		W.W. Grainger, Inc	226,072
1,368	*	WESCO International, Inc	46,334
304	*	West Marine, Inc	4,493

		TOTAL WHOLESALE TRADE-DURABLE GOODS	2,898,834

WHOLESALE TRADE-NONDURABLE GOODS - 1.00%
2,928		Airgas, Inc	86,757
1,124	*	Allscripts Healthcare Solutions, Inc	20,254
4,543		AmerisourceBergen Corp	351,174
1,486	*	BioScrip, Inc	9,659
2,448		Brown-Forman Corp (Class B)	145,754
19,076		Cardinal Health, Inc	1,210,244
663	*	Central European Distribution Corp	28,237
6,568	*	Dean Foods Co	255,232
2,277	*	Endo Pharmaceuticals Holdings, Inc	60,728
184	*	Green Mountain Coffee Roasters, Inc	6,400
1,215	*	Hain Celestial Group, Inc	23,571
1,184		Handleman Co	14,954
3,788	*	Henry Schein, Inc	161,445
419		Kenneth Cole Productions, Inc (Class A)	11,435
1,179		K-Swiss, Inc (Class A)	34,863
156	*	Maui Land & Pineapple Co, Inc	4,685
13,087		McKesson Corp	620,978
2,163	*	Men's Wearhouse, Inc	57,752
836	*	Metals USA, Inc	17,105
1,315		Myers Industries, Inc	15,307
555		Nash Finch Co	23,415
8,484		Nike, Inc (Class B)	692,973
2,569		Nu Skin Enterprises, Inc (Class A)	48,939
392	*	Nuco2, Inc	10,094
2,191	*	Performance Food Group Co	69,148
245	*	Perry Ellis International, Inc	5,326
1,324	*	Priority Healthcare Corp (Class B)	36,887
272	*	Provide Commerce, Inc	6,601
2,107		Reebok International, Ltd	119,193
19,653		Safeway, Inc	503,117
998	*	School Specialty, Inc	48,682
677	*	Smart & Final, Inc	8,760
1,123	*	Source Interlink Cos, Inc	12,420
896	*	Spartan Stores, Inc	9,229
1,835		Stride Rite Corp	23,525
6,097		Supervalu, Inc	189,739
28,203		Sysco Corp	884,728
287		The Andersons, Inc	8,403
1,535	*	Tractor Supply Co	70,073

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

1,750	*	United Natural Foods, Inc	$61,880
1,825	*	United Stationers, Inc	87,344
406		Valhi, Inc	7,300

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	6,064,310

		TOTAL COMMON STOCKS	605,526,366
		(Cost $452,953,798)

PRINCIPAL

SHORT-TERM INVESTMENTS - 0.04%
†U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 0.04%
$ 260,000		Federal Home Loan Bank (FHLB), 3.180%, 10/03/05	260,000

		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES	260,000

		TOTAL SHORT-TERM INVESTMENTS	260,000
		(Cost $259,954)

		TOTAL PORTFOLIO -99.91%	605,786,366
		(Cost $453,213,752)

		OTHER ASSETS & LIABILITIES, NET - 0.09%	554,154

		NET ASSETS - 100.00%	$606,340,520

	*	Non-income producing
	†	Notes have a rate of 3.180% and mature 10/03/05.
	b	In bankruptcy
	v	Security valued at fair value.
		For ease of presentation, we have grouped a number of industry classification categories together in
		the Statement of Investments. Note that the Funds use more specific industry categories in following
		their investment limitations on industry concentration.

		At September 30, 2005, the aggregate cost of portfolio investments for federal income tax purposes was
		$456,367,360. Net unrealized appreciation of portfolio investments aggregated $149,419,006 of which $165,932,766
		related to appreciated portfolio investments and $16,513,760 related to depreciated portfolio investments.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - S&P 500 Index Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
S&P 500 INDEX
STATEMENT OF INVESTMENTS
September 30, 2005

SHARES			VALUE

COMMON STOCKS - 99.53%
AMUSEMENT AND RECREATION SERVICES - 0.11%
10,300		Harrah's Entertainment, Inc	$671,457

		TOTAL AMUSEMENT AND RECREATION SERVICES	671,457

APPAREL AND ACCESSORY STORES - 0.38%
32,500		Gap, Inc	566,475
19,300	*	Kohl's Corp	968,474
19,374		Limited Brands, Inc	395,811
12,500		Nordstrom, Inc	429,000

		TOTAL APPAREL AND ACCESSORY STORES	2,359,760

APPAREL AND OTHER TEXTILE PRODUCTS - 0.11%
6,600		Jones Apparel Group, Inc	188,100
6,100		Liz Claiborne, Inc	239,852
5,000		VF Corp	289,850

		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	717,802

AUTO REPAIR, SERVICES AND PARKING - 0.02%
3,600		Ryder System, Inc	123,192

		TOTAL AUTO REPAIR, SERVICES AND PARKING	123,192

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.07%
10,000	*	Autonation, Inc	199,700
3,100	*	Autozone, Inc	258,075

		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	457,775

BUILDING MATERIALS AND GARDEN SUPPLIES - 1.22%
119,900		Home Depot, Inc	4,572,986
43,600		Lowe's Cos, Inc	2,807,840
6,300		Sherwin-Williams Co	277,641

		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	7,658,467

BUSINESS SERVICES - 6.05%
27,500		Adobe Systems, Inc	820,875
7,000	*	Affiliated Computer Services, Inc (Class A)	382,200
12,800		Autodesk, Inc	594,432
32,500		Automatic Data Processing, Inc	1,398,800
12,100	*	BMC Software, Inc	255,310

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - S&P 500 Index Fund

SHARES			VALUE

58,600		Cendant Corp	$1,209,504
9,466	*	Citrix Systems, Inc	237,975
25,900		Computer Associates International, Inc	720,279
10,400	*	Computer Sciences Corp	492,024
21,819	*	Compuware Corp	207,281
7,800	*	Convergys Corp	112,086
62,156	*	eBay, Inc	2,560,827
17,000	*	Electronic Arts, Inc	967,130
29,100		Electronic Data Systems Corp	653,004
7,300		Equifax, Inc	255,062
43,208		First Data Corp	1,728,320
10,591	*	Fiserv, Inc	485,809
12,657		IMS Health, Inc	318,577
23,700	*	Interpublic Group of Cos, Inc	275,868
10,300	*	Intuit, Inc	461,543
4,900	*	Mercury Interactive Corp	194,040
516,191	d	Microsoft Corp	13,281,594
6,900	*	Monster Worldwide, Inc	211,899
21,600	*	Novell, Inc	160,920
10,200		Omnicom Group, Inc	853,026
211,310	*	Oracle Corp	2,618,131
14,900	*	Parametric Technology Corp	103,853
9,400		Robert Half International, Inc	334,546
28,953		Siebel Systems, Inc	299,084
191,000	*	Sun Microsystems, Inc	748,720
67,054	*	Symantec Corp	1,519,444
18,600	*	Unisys Corp	123,504
31,500		Waste Management, Inc	901,215
70,200	*	Yahoo!, Inc	2,375,568

		TOTAL BUSINESS SERVICES	37,862,450

CHEMICALS AND ALLIED PRODUCTS - 10.12%
87,100		Abbott Laboratories	3,693,040
12,500		Air Products & Chemicals, Inc	689,250
4,200		Alberto-Culver Co	187,950
69,100	*	Amgen, Inc	5,505,197
6,200		Avery Dennison Corp	324,818
26,300		Avon Products, Inc	710,100
18,865	*	Biogen Idec, Inc	744,790
109,500		Bristol-Myers Squibb Co	2,634,570
6,238	*	Chiron Corp	272,102
8,500		Clorox Co	472,090
29,100		Colgate-Palmolive Co	1,536,189
54,000		Dow Chemical Co	2,250,180
55,700		Du Pont (E.I.) de Nemours & Co	2,181,769
4,700		Eastman Chemical Co	220,759
10,400		Ecolab, Inc	332,072
63,500		Eli Lilly & Co	3,398,520
6,600		Engelhard Corp	184,206
19,000	*	Forest Laboratories, Inc	740,430

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - S&P 500 Index Fund

SHARES			VALUE

14,400	*	Genzyme Corp	$1,031,616
25,500	*	Gilead Sciences, Inc	1,243,380
50,300		Gillette Co	2,927,460
9,000	*	Hospira, Inc	368,730
4,700		International Flavors & Fragrances, Inc	167,508
13,600	*	King Pharmaceuticals, Inc	209,168
13,700	*	Medimmune, Inc	461,005
123,000		Merck & Co, Inc	3,346,830
15,000		Monsanto Co	941,250
12,400		Mylan Laboratories, Inc	238,824
412,920	d	Pfizer, Inc	10,310,612
9,600		PPG Industries, Inc	568,224
18,100		Praxair, Inc	867,533
142,900		Procter & Gamble Co	8,496,834
8,200		Rohm & Haas Co	337,266
82,700		Schering-Plough Corp	1,740,835
3,800		Sigma-Aldrich Corp	243,428
5,800	*	Watson Pharmaceuticals, Inc	212,338
75,100		Wyeth	3,474,877

		TOTAL CHEMICALS AND ALLIED PRODUCTS	63,265,750

COMMUNICATIONS - 3.96%
21,400		Alltel Corp	1,393,354
44,900		AT&T Corp	889,020
23,800	*	Avaya, Inc	245,140
102,600		BellSouth Corp	2,698,380
7,400		CenturyTel, Inc	258,852
19,400		Citizens Communications Co	262,870
30,400	*	Clear Channel Communications, Inc	999,856
122,966	*	Comcast Corp (Class A)	3,612,741
10,400	*	NCR Corp	331,864
85,100	*	Qwest Communications International, Inc	348,910
185,100		SBC Communications, Inc	4,436,847
164,266		Sprint Nextel Corp	3,906,245
12,900	*	Univision Communications, Inc (Class A)	342,237
154,900		Verizon Communications, Inc	5,063,681

		TOTAL COMMUNICATIONS	24,789,997

DEPOSITORY INSTITUTIONS - 9.66%
19,700		AmSouth Bancorp	497,622
225,104		Bank of America Corp	9,476,878
43,600		Bank of New York Co, Inc	1,282,276
30,800		BB&T Corp	1,202,740
289,700		Citigroup, Inc	13,187,144
9,400		Comerica, Inc	553,660
7,100		Compass Bancshares, Inc	325,393
31,152		Fifth Third Bancorp	1,144,213
6,900		First Horizon National Corp	250,815

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - S&P 500 Index Fund

SHARES			VALUE

14,300		Golden West Financial Corp	$849,277
12,790		Huntington Bancshares, Inc	287,391
196,836		JPMorgan Chase & Co	6,678,645
22,900		Keycorp	738,525
4,600		M&T Bank Corp	486,266
11,700		Marshall & Ilsley Corp	509,067
23,400		Mellon Financial Corp	748,098
31,847		National City Corp	1,064,964
26,750		North Fork Bancorporation, Inc	682,125
10,440		Northern Trust Corp	527,742
16,300		PNC Financial Services Group, Inc	945,726
25,821		Regions Financial Corp	803,550
20,300		Sovereign Bancorp, Inc	447,412
18,500		State Street Corp	905,020
20,300		SunTrust Banks, Inc	1,409,835
17,300		Synovus Financial Corp	479,556
102,400		US Bancorp	2,875,392
88,364		Wachovia Corp	4,205,243
49,200		Washington Mutual, Inc	1,929,624
94,500		Wells Fargo & Co	5,534,865
5,000		Zions Bancorporation	356,050

		TOTAL DEPOSITORY INSTITUTIONS	60,385,114

EATING AND DRINKING PLACES - 0.58%
7,600		Darden Restaurants, Inc	230,812
70,000		McDonald's Corp	2,344,300
6,400	*	Wendy's International, Inc	288,960
16,000		Yum! Brands, Inc	774,560

		TOTAL EATING AND DRINKING PLACES	3,638,632

EDUCATIONAL SERVICES - 0.09%
8,200	*	Apollo Group, Inc (Class A)	544,398

		TOTAL EDUCATIONAL SERVICES	544,398

ELECTRIC, GAS, AND SANITARY SERVICES - 3.93%
36,600	*	AES Corp	601,338
9,100	*	Allegheny Energy, Inc	279,552
12,300	*	Allied Waste Industries, Inc	103,935
11,500		Ameren Corp	615,135
22,000		American Electric Power Co, Inc	873,400
32,800	*	Calpine Corp	84,952
17,300		Centerpoint Energy, Inc	257,251
11,200		Cinergy Corp	497,392
12,400	*	CMS Energy Corp	203,980
13,700		Consolidated Edison, Inc	665,135
9,900		Constellation Energy Group, Inc	609,840

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - S&P 500 Index Fund

SHARES			VALUE

19,100		Dominion Resources, Inc	$1,645,274
10,100		DTE Energy Co	463,186
51,900		Duke Energy Corp	1,513,923
16,600	*	Dynegy, Inc (Class A)	78,186
18,200		Edison International	860,496
36,900		El Paso Corp	512,910
11,600		Entergy Corp	862,112
37,500		Exelon Corp	2,004,000
18,500		FirstEnergy Corp	964,220
22,000		FPL Group, Inc	1,047,200
9,900		KeySpan Corp	364,122
5,400		Kinder Morgan, Inc	519,264
2,500		Nicor, Inc	105,075
15,200		NiSource, Inc	368,600
2,200		Peoples Energy Corp	86,636
20,900		PG&E Corp	820,325
5,600		Pinnacle West Capital Corp	246,848
21,300		PPL Corp	688,629
14,100		Progress Energy, Inc	630,975
13,400		Public Service Enterprise Group, Inc	862,424
14,300		Sempra Energy	672,958
41,800		Southern Co	1,494,768
11,800		TECO Energy, Inc	212,636
13,500		TXU Corp	1,523,880
32,000		Williams Cos, Inc	801,600
22,300		Xcel Energy, Inc	437,303

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	24,579,460

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 9.68%
6,657	*	ADC Telecommunications, Inc	152,179
22,300	*	Advanced Micro Devices, Inc	561,960
20,900	*	Altera Corp	399,399
9,651		American Power Conversion Corp	249,961
20,800		Analog Devices, Inc	772,512
9,048	*	Andrew Corp	100,885
18,400	*	Applied Micro Circuits Corp	55,200
15,800	*	Broadcom Corp (Class A)	741,178
33,300	*	Ciena Corp	87,912
358,000	*	Cisco Systems, Inc	6,418,940
11,300	*	Comverse Technology, Inc	296,851
5,200		Cooper Industries Ltd (Class A)	359,528
23,100		Emerson Electric Co	1,658,580
22,785	*	Freescale Semiconductor, Inc (Class B)	537,270
594,000	d	General Electric Co	19,999,980
47,900		Honeywell International, Inc	1,796,250
341,400		Intel Corp	8,415,510
92,380	*	JDS Uniphase Corp	205,084
6,700		L-3 Communications Holdings, Inc	529,769
17,298		Linear Technology Corp	650,232
22,100	*	LSI Logic Corp	217,685

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - S&P 500 Index Fund

SHARES			VALUE

249,000	*	Lucent Technologies, Inc	$809,250
18,300		Maxim Integrated Products, Inc	780,495
4,500		Maytag Corp	82,170
34,600	*	Micron Technology, Inc	460,180
8,023		Molex, Inc	214,054
138,300		Motorola, Inc	3,055,047
19,100		National Semiconductor Corp	502,330
20,525	*	Network Appliance, Inc	487,263
7,700	*	Novellus Systems, Inc	193,116
9,500	*	Nvidia Corp	325,660
10,000	*	PMC - Sierra, Inc	88,100
5,179	*	QLogic Corp	177,122
91,300		Qualcomm, Inc	4,085,675
9,900		Rockwell Collins, Inc	478,368
29,100	*	Sanmina-SCI Corp	124,839
8,600		Scientific-Atlanta, Inc	322,586
24,800	*	Tellabs, Inc	260,896
90,900		Texas Instruments, Inc	3,081,510
3,700		Whirlpool Corp	280,349
19,615		Xilinx, Inc	546,278

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	60,562,153

ENGINEERING AND MANAGEMENT SERVICES - 0.35%
4,800		Fluor Corp	309,024
14,200		Moody's Corp	725,336
18,800		Paychex, Inc	697,104
9,400		Quest Diagnostics, Inc	475,076

		TOTAL ENGINEERING AND MANAGEMENT SERVICES	2,206,540

FABRICATED METAL PRODUCTS - 0.21%
6,000		Ball Corp	220,440
11,700		Illinois Tool Works, Inc	963,261
3,200		Snap-On, Inc	115,584

		TOTAL FABRICATED METAL PRODUCTS	1,299,285

FOOD AND KINDRED PRODUCTS - 3.24%
43,500		Anheuser-Busch Cos, Inc	1,872,240
36,400		Archer Daniels Midland Co	897,624
10,500		Campbell Soup Co	312,375
116,300		Coca-Cola Co	5,022,997
17,000		Coca-Cola Enterprises, Inc	331,500
29,000		ConAgra Foods, Inc	717,750
10,900	*	Constellation Brands, Inc (Class A)	283,400
20,500		General Mills, Inc	988,100
19,100		H.J. Heinz Co	697,914
6,500	*	Hercules, Inc	79,430

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - S&P 500 Index Fund

SHARES		VALUE

10,300	Hershey Co	$579,993
14,400	Kellogg Co	664,272
7,600	McCormick & Co, Inc (Non-Vote)	247,988
3,200	Molson Coors Brewing Co (Class B)	204,832
7,800	Pepsi Bottling Group, Inc	222,690
93,500	PepsiCo, Inc	5,302,385
43,900		Sara Lee Corp	831,905
14,100		Tyson Foods, Inc (Class A)	254,505
10,100		Wrigley (Wm.) Jr Co	725,988

		TOTAL FOOD AND KINDRED PRODUCTS	20,237,888

FOOD STORES - 0.39%
20,700		Albertson's, Inc	530,955
40,500	*	Kroger Co	833,895
21,638	*	Starbucks Corp	1,084,064

		TOTAL FOOD STORES	2,448,914

FORESTRY - 0.15%
13,700		Weyerhaeuser Co	941,875

		TOTAL FORESTRY	941,875

FURNITURE AND FIXTURES - 0.31%
10,800		Johnson Controls, Inc	670,140
10,500		Leggett & Platt, Inc	212,100
24,100		Masco Corp	739,388
15,500		Newell Rubbermaid, Inc	351,075

		TOTAL FURNITURE AND FIXTURES	1,972,703

FURNITURE AND HOMEFURNISHINGS STORES - 0.32%
16,500	*	Bed Bath & Beyond, Inc	662,970
22,800		Best Buy Co, Inc	992,484
9,400		Circuit City Stores, Inc	161,304
7,500		RadioShack Corp	186,000

		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	2,002,758

GENERAL BUILDING CONTRACTORS - 0.30%
7,200		Centex Corp	464,976
15,300		DR Horton, Inc	554,166
4,400		KB Home	322,080
12,100		Pulte Homes, Inc	519,332

		TOTAL GENERAL BUILDING CONTRACTORS	1,860,554

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - S&P 500 Index Fund

SHARES			VALUE

GENERAL MERCHANDISE STORES - 2.03%
6,500	*	Big Lots, Inc	$71,435
26,780		Costco Wholesale Corp	1,153,950
3,600		Dillard's, Inc (Class A)	75,168
17,800		Dollar General Corp	326,452
9,100		Family Dollar Stores, Inc	180,817
14,921		Federated Department Stores, Inc	997,767
14,100		JC Penney Co, Inc	668,622
49,500		Target Corp	2,570,535
26,100		TJX Cos, Inc	534,528
139,900		Wal-Mart Stores, Inc	6,130,418

		TOTAL GENERAL MERCHANDISE STORES	12,709,692

HEALTH SERVICES - 0.90%
25,200	*	Caremark Rx, Inc	1,258,236
6,000	*	Coventry Health Care, Inc	516,120
8,400	*	Express Scripts, Inc	522,480
25,300		HCA, Inc	1,212,376
13,800		Health Management Associates, Inc (Class A)	323,886
7,700	*	Laboratory Corp of America Holdings	375,067
4,600		Manor Care, Inc	176,686
17,008	*	Medco Health Solutions, Inc	932,549
26,400	*	Tenet Healthcare Corp	296,472

		TOTAL HEALTH SERVICES	5,613,872

HOLDING AND OTHER INVESTMENT OFFICES - 0.95%
5,400		Apartment Investment & Management Co (Class A)	209,412
11,700		Archstone-Smith Trust	466,479
23,000		Equity Office Properties Trust	752,330
16,000		Equity Residential	605,600
10,400		Plum Creek Timber Co, Inc	394,264
13,800		Prologis	611,478
4,600		Public Storage, Inc	308,200
10,300		Simon Property Group, Inc	763,436
10,083		SPDR Trust Series 1	1,240,612
6,600		Vornado Realty Trust	571,692

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	5,923,503

HOTELS AND OTHER LODGING PLACES - 0.27%
18,300		Hilton Hotels Corp	408,456
9,600		Marriott International, Inc (Class A)	604,800
12,200		Starwood Hotels & Resorts Worldwide, Inc	697,474

		TOTAL HOTELS AND OTHER LODGING PLACES	1,710,730

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - S&P 500 Index Fund

SHARES			VALUE

INDUSTRIAL MACHINERY AND EQUIPMENT - 5.65%
42,800		3M Co	$3,139,808
10,200		American Standard Cos, Inc	474,810
46,450	*	Apple Computer, Inc	2,490,185
90,900		Applied Materials, Inc	1,541,664
4,500		Black & Decker Corp	369,405
37,900		Caterpillar, Inc	2,226,625
2,600		Cummins, Inc	228,774
13,600		Deere & Co	832,320
134,330	*	Dell, Inc	4,594,086
11,300		Dover Corp	460,927
8,200		Eaton Corp	521,110
135,000	*	EMC Corp	1,746,900
14,400	*	Gateway, Inc	38,880
160,500		Hewlett-Packard Co	4,686,600
18,900		Ingersoll-Rand Co Ltd	722,547
89,400		International Business Machines Corp	7,171,668
19,100		International Game Technology	515,700
9,700	*	Jabil Circuit, Inc	299,924
6,600	*	Lexmark International, Inc	402,930
9,700	*	National Oilwell Varco, Inc	638,260
6,900		Pall Corp	189,750
6,700		Parker Hannifin Corp	430,877
12,900		Pitney Bowes, Inc	538,446
10,100		Rockwell Automation, Inc	534,290
54,000	*	Solectron Corp	211,140
4,100		Stanley Works	191,388
13,400		Symbol Technologies, Inc	129,712

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	35,328,726

INSTRUMENTS AND RELATED PRODUCTS - 4.63%
27,600	*	Agilent Technologies, Inc	903,900
7,400	*	Allergan, Inc	677,988
11,000		Applera Corp (Applied Biosystems Group)	255,640
5,900		Bard (C.R.), Inc	389,577
3,000		Bausch & Lomb, Inc	242,040
34,800		Baxter International, Inc	1,387,476
14,000		Becton Dickinson & Co	734,020
14,100		Biomet, Inc	489,411
33,300	*	Boston Scientific Corp	778,221
13,400		Danaher Corp	721,322
15,900		Eastman Kodak Co	386,847
6,900	*	Fisher Scientific International, Inc	428,145
18,500		Guidant Corp	1,274,465
166,600		Johnson & Johnson	10,542,448
11,100		Kla-Tencor Corp	541,236
67,800		Medtronic, Inc	3,635,436
2,900	*	Millipore Corp	182,381
7,400		PerkinElmer, Inc	150,738
25,200		Raytheon Co	958,104

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - S&P 500 Index Fund

SHARES			VALUE

20,500	*	St. Jude Medical, Inc	$959,400
16,300		Stryker Corp	805,709
4,600		Tektronix, Inc	116,058
11,200	*	Teradyne, Inc	184,800
9,000	*	Thermo Electron Corp	278,100
6,500	*	Waters Corp	270,400
53,700	*	Xerox Corp	733,005
13,900	*	Zimmer Holdings, Inc	957,571

		TOTAL INSTRUMENTS AND RELATED PRODUCTS	28,984,438

INSURANCE AGENTS, BROKERS AND SERVICE - 0.44%
17,900		AON Corp	574,232
16,800		Hartford Financial Services Group, Inc	1,296,456
29,900		Marsh & McLennan Cos, Inc	908,661

		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	2,779,349

INSURANCE CARRIERS - 5.72%
16,100		ACE Ltd	757,827
16,200		Aetna, Inc	1,395,468
28,100		Aflac, Inc	1,272,930
36,800		Allstate Corp	2,034,672
6,000		Ambac Financial Group, Inc	432,360
145,400		American International Group, Inc	9,008,984
11,100		Chubb Corp	994,005
7,200		Cigna Corp	848,592
9,915		Cincinnati Financial Corp	415,339
9,100	*	Humana, Inc	435,708
7,600		Jefferson-Pilot Corp	388,892
9,700		Lincoln National Corp	504,594
7,600		Loews Corp	702,316
7,500		MBIA, Inc	454,650
42,300		Metlife, Inc	2,107,809
5,200		MGIC Investment Corp	333,840
15,700		Principal Financial Group	743,709
11,050		Progressive Corp	1,157,709
28,700		Prudential Financial, Inc	1,938,972
6,992		Safeco Corp	373,233
37,847		St. Paul Travelers Cos, Inc	1,698,195
5,900		Torchmark Corp	311,697
70,700		UnitedHealth Group, Inc	3,973,340
16,600		UnumProvident Corp	340,300
34,300	*	WellPoint, Inc	2,600,626
7,900		XL Capital Ltd (Class A)	537,437

		TOTAL INSURANCE CARRIERS	35,763,204

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - S&P 500 Index Fund

SHARES			VALUE

LEATHER AND LEATHER PRODUCTS - 0.11%
21,300	*	Coach, Inc	$667,968

		TOTAL LEATHER AND LEATHER PRODUCTS	667,968

LUMBER AND WOOD PRODUCTS - 0.03%
6,100		Louisiana-Pacific Corp	168,909

		TOTAL LUMBER AND WOOD PRODUCTS	168,909

METAL MINING - 0.38%
10,000		Freeport-McMoRan Copper & Gold, Inc (Class A)	485,900
25,000		Newmont Mining Corp	1,179,250
5,500		Phelps Dodge Corp	714,615

		TOTAL METAL MINING	2,379,765

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.70%
8,200		Fortune Brands, Inc	666,906
10,000		Hasbro, Inc	196,500
22,400		Mattel, Inc	373,632
113,400		Tyco International Ltd	3,158,190

		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	4,395,228

MISCELLANEOUS RETAIL - 1.00%
45,500		CVS Corp	1,319,955
17,700	*	Office Depot, Inc	525,690
5,788	*	Sears Holdings Corp	720,143
41,126		Staples, Inc	876,806
8,000		Tiffany & Co	318,160
57,200		Walgreen Co	2,485,340

		TOTAL MISCELLANEOUS RETAIL	6,246,094

MOTION PICTURES - 2.01%
137,200		News Corp (Class A)	2,138,948
263,000		Time Warner, Inc	4,762,930
88,800		Viacom, Inc (Class B)	2,931,288
112,600		Walt Disney Co	2,717,038

		TOTAL MOTION PICTURES	12,550,204

NONDEPOSITORY INSTITUTIONS - 2.36%
69,500		American Express Co	3,992,080
16,200		Capital One Financial Corp	1,288,224

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - S&P 500 Index Fund

SHARES			VALUE

11,300		CIT Group, Inc	$510,534
33,300		Countrywide Financial Corp	1,098,234
54,200		Fannie Mae	2,429,244
38,700		Freddie Mac	2,185,002
70,400		MBNA Corp	1,734,656
16,400	*	Providian Financial Corp	289,952
23,400		SLM Corp	1,255,176

		TOTAL NONDEPOSITORY INSTITUTIONS	14,783,102

NONMETALLIC MINERALS, EXCEPT FUELS - 0.07%
5,700		Vulcan Materials Co	422,997

		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	422,997

OIL AND GAS EXTRACTION - 3.06%
13,300		Anadarko Petroleum Corp	1,273,475
18,410		Apache Corp	1,384,800
19,100		Baker Hughes, Inc	1,139,888
18,000		BJ Services Co	647,820
21,300		Burlington Resources, Inc	1,732,116
25,400		Devon Energy Corp	1,743,456
28,500		Halliburton Co	1,952,820
6,427		Kerr-McGee Corp	624,126
8,800	*	Nabors Industries Ltd	632,104
7,700		Noble Corp	527,142
22,400		Occidental Petroleum Corp	1,913,632
6,200		Rowan Cos, Inc	220,038
32,900		Schlumberger Ltd	2,776,102
18,400	*	Transocean, Inc	1,128,104
7,800	*	Weatherford International Ltd	535,548
20,166		XTO Energy, Inc	913,923

		TOTAL OIL AND GAS EXTRACTION	19,145,094

PAPER AND ALLIED PRODUCTS - 0.59%
5,900		Bemis Co	145,730
14,600		Georgia-Pacific Corp	497,276
27,400		International Paper Co	816,520
26,700		Kimberly-Clark Corp	1,589,451
10,100		MeadWestvaco Corp	278,962
4,000		OfficeMax, Inc	126,680
6,400		Temple-Inland, Inc	261,440

		TOTAL PAPER AND ALLIED PRODUCTS	3,716,059

PERSONAL SERVICES - 0.12%
7,700		Cintas Corp	316,085

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - S&P 500 Index Fund

SHARES			VALUE

18,300		H&R Block, Inc	$438,834

		TOTAL PERSONAL SERVICES	754,919

PETROLEUM AND COAL PRODUCTS - 6.77%
4,500		Amerada Hess Corp	618,750
4,200		Ashland, Inc	232,008
126,115		Chevron Corp	8,163,424
77,900		ConocoPhillips	5,445,989
13,500		EOG Resources, Inc	1,011,150
353,300	d	Exxon Mobil Corp	22,448,682
20,503		Marathon Oil Corp	1,413,272
9,200		Murphy Oil Corp	458,804
7,600		Sunoco, Inc	594,320
17,100		Valero Energy Corp	1,933,326

		TOTAL PETROLEUM AND COAL PRODUCTS	42,319,725

PRIMARY METAL INDUSTRIES - 0.60%
48,800		Alcoa, Inc	1,191,696
4,800		Allegheny Technologies, Inc	148,704
82,400	*	Corning, Inc	1,592,792
8,800		Nucor Corp	519,112
6,400		United States Steel Corp	271,040

		TOTAL PRIMARY METAL INDUSTRIES	3,723,344

PRINTING AND PUBLISHING - 0.58%
9	*	ACCO Brands Corp	254
3,200		Dow Jones & Co, Inc	122,208
13,700		Gannett Co, Inc	942,971
3,900		Knight Ridder, Inc	228,852
21,000		McGraw-Hill Cos, Inc	1,008,840
2,400		Meredith Corp	119,736
8,200		New York Times Co (Class A)	243,950
12,100	R.R. Donnelley & Sons Co	448,547
14,700	Tribune Co	498,183

	TOTAL PRINTING AND PUBLISHING	3,613,541

RAILROAD TRANSPORTATION - 0.61%
20,900	Burlington Northern Santa Fe Corp	1,249,820
12,200	CSX Corp	567,056
22,600	Norfolk Southern Corp	916,656
14,800	Union Pacific Corp	1,061,160

	TOTAL RAILROAD TRANSPORTATION	3,794,692

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - S&P 500 Index Fund

SHARES			VALUE

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.07%
3,800		Cooper Tire & Rubber Co	$58,026
10,200	*	Goodyear Tire & Rubber Co	159,018
4,600	*	Sealed Air Corp	218,316

		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	435,360

SECURITY AND COMMODITY BROKERS - 2.37%
6,300		Bear Stearns Cos, Inc	691,425
58,200		Charles Schwab Corp	839,826
20,800	*	E*Trade Financial Corp	366,080
4,700		Federated Investors, Inc (Class B)	156,181
8,300		Franklin Resources, Inc	696,868
26,000		Goldman Sachs Group, Inc	3,161,080
12,200		Janus Capital Group, Inc	176,290
15,300		Lehman Brothers Holdings, Inc	1,782,144
51,900		Merrill Lynch & Co, Inc	3,184,065
60,800		Morgan Stanley	3,279,552
7,313		T Rowe Price Group, Inc	477,539

		TOTAL SECURITY AND COMMODITY BROKERS	14,811,050

TOBACCO PRODUCTS - 1.50%
116,200		Altria Group, Inc	8,565,102
4,800		Reynolds American, Inc	398,496
9,300		UST, Inc	389,298

		TOTAL TOBACCO PRODUCTS	9,352,896

TRANSPORTATION BY AIR - 0.33%
7,600	b,*	Delta Air Lines, Inc	5,700
17,000		FedEx Corp	1,481,210
38,800		Southwest Airlines Co	576,180

		TOTAL TRANSPORTATION BY AIR	2,063,090

TRANSPORTATION EQUIPMENT - 2.50%
45,900		Boeing Co	3,118,905
5,500		Brunswick Corp	207,515
8,800		Dana Corp	82,808
32,100		Delphi Corp	88,596
103,800		Ford Motor Co	1,023,468
11,300		General Dynamics Corp	1,350,915
31,600		General Motors Corp	967,276
9,700		Genuine Parts Co	416,130
6,900		Goodrich Corp	305,946
15,400		Harley-Davidson, Inc	745,976
5,200		ITT Industries, Inc	590,720

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - S&P 500 Index Fund

SHARES			VALUE

20,400		Lockheed Martin Corp	$1,245,216
3,600	*	Navistar International Corp	116,748
20,000		Northrop Grumman Corp	1,087,000
9,494		Paccar, Inc	644,548
8,300	*	Pactiv Corp	145,416
7,500		Textron, Inc	537,900
57,400		United Technologies Corp	2,975,616

		TOTAL TRANSPORTATION EQUIPMENT	15,650,699

TRANSPORTATION SERVICES - 0.02%
7,200		Sabre Holdings Corp	146,016

		TOTAL TRANSPORTATION SERVICES	146,016

TRUCKING AND WAREHOUSING - 0.69%
62,000		United Parcel Service, Inc (Class B)	4,286,060

		TOTAL TRUCKING AND WAREHOUSING	4,286,060

WATER TRANSPORTATION - 0.19%
24,200		Carnival Corp	1,209,516

		TOTAL WATER TRANSPORTATION	1,209,516

WHOLESALE TRADE-DURABLE GOODS - 0.05%
7,700		Visteon Corp	75,306
4,200		W.W. Grainger, Inc	264,264

		TOTAL WHOLESALE TRADE-DURABLE GOODS	339,570

WHOLESALE TRADE-NONDURABLE GOODS - 0.98%
5,800		AmerisourceBergen Corp	448,340
4,700		Brown-Forman Corp (Class B)	279,838
23,900		Cardinal Health, Inc	1,516,216
17,400		McKesson Corp	825,630
10,700		Nike, Inc (Class B)	873,976
3,000		Reebok International, Ltd	169,710
25,100	*	Safeway, Inc	642,560
7,600	*	Supervalu, Inc	236,512
35,400		Sysco Corp	1,110,498

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	6,103,280

		TOTAL COMMON STOCKS	622,479,616
		(Cost $568,627,168)

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - S&P 500 Index Fund

PRINCIPAL			VALUE

SHORT-TERM INVESTMENTS - 1.72%
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 1.72%
$ 10,770,000	d	Federal Home Loan Bank (FHLB), 3.180%, 10/03/05	$10,770,000

		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES	10,770,000

		TOTAL SHORT-TERM INVESTMENTS	10,770,000
		(Cost $10,768,097)

		TOTAL PORTFOLIO - 101.25%	633,249,616
		(Cost $579,395,265)

		OTHER ASSETS & LIABILITIES, NET - (1.25%)	(7,842,601)

		NET ASSETS - 100.00%	$625,407,015

	*	Non-income producing
	b	In bankruptcy
	d	All or a portion of these securities have been segregated by the custodian to cover margin or
		other requirements on open futures contracts.

		For ease of presentation, we have grouped a number of industry classification categories together in
		the Statement of Investments. Note that the Funds use more specific industry categories in following
		their investment limitations on industry concentration.

		At September 30, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $581,358,788.
		Net unrealized appreciation ofportfolio investments aggregated $51,890,828 of which $67,867,985 related to appreciated portfolio
		investments and $15,977,157 related to depreciated portfolio investments.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Growth Index Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
MID-CAP GROWTH INDEX FUND
STATEMENT OF INVESTMENTS
September 30, 2005

SHARES			VALUE

COMMON STOCKS - 99.57%
AMUSEMENT AND RECREATION SERVICES - 0.58%
1,985		Harrah's Entertainment, Inc	$129,402
68		International Speedway Corp (Class A)	3,568
1,119	*	Penn National Gaming, Inc	34,812
227		Westwood One, Inc	4,515

		TOTAL AMUSEMENT AND RECREATION SERVICES	172,297

APPAREL AND ACCESSORY STORES - 2.27%
1,528		Abercrombie & Fitch Co (Class A)	76,171
1,958		American Eagle Outfitters, Inc	46,072
577	*	AnnTaylor Stores Corp	15,319
312		Bebe Stores, Inc	5,460
3,075	*	Chico's FAS, Inc	113,160
1,350		Claire's Stores, Inc	32,576
1,480		Foot Locker, Inc	32,471
5,813		Limited Brands, Inc	118,760
3,732		Nordstrom, Inc	128,082
2,449		Ross Stores, Inc	58,041
1,772	*	Urban Outfitters, Inc	52,097

		TOTAL APPAREL AND ACCESSORY STORES	678,209

APPAREL AND OTHER TEXTILE PRODUCTS - 0.14%
67	*	Columbia Sportswear Co	3,109
220		Polo Ralph Lauren Corp	11,066
1,951	*	Quiksilver, Inc	28,192

		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	42,367

AUTO REPAIR, SERVICES AND PARKING - 0.05%
393		Ryder System, Inc	13,448

		TOTAL AUTO REPAIR, SERVICES AND PARKING	13,448

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.96%
1,873	*	Advance Auto Parts	72,448
1,033	*	Autozone, Inc	85,997
1,725	*	Carmax, Inc	53,941
1,183	*	Copart, Inc	28,238
1,653	*	O'Reilly Automotive, Inc	46,581

		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	287,205

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Growth Index Fund

SHARES			VALUE

BUILDING MATERIALS AND GARDEN SUPPLIES - 0.53%
1,133		Fastenal Co	$69,215
2,018		Sherwin-Williams Co	88,933

		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	158,148

BUSINESS SERVICES - 10.08%
2,993	*	Activision, Inc	61,207
1,275	*	Affiliated Computer Services, Inc (Class A)	69,615
2,172	*	Akamai Technologies, Inc	34,643
1,377	*	Alliance Data Systems Corp	53,910
3,869		Autodesk, Inc	179,676
407	*	BEA Systems, Inc	3,655
851	*	BISYS Group, Inc	11,429
1,585	*	BMC Software, Inc	33,444
693		Brink's Co	28,455
493	*	CACI International, Inc (Class A)	29,876
2,106	*	Cadence Design Systems, Inc	34,033
1,191	*	Ceridian Corp	24,713
493	*	Cerner Corp	42,856
946		Certegy, Inc	37,859
1,224	*	Checkfree Corp	46,292
1,591	*	ChoicePoint, Inc	68,683
2,999	*	Citrix Systems, Inc	75,395
2,338	*	Cognizant Technology Solutions Corp	108,927
2,847	*	Compuware Corp	27,047
1,221	*	DST Systems, Inc	66,947
1,956		Electronic Data Systems Corp	43,893
1,642		Equifax, Inc	57,371
613	*	F5 Networks, Inc	26,647
842		Fair Isaac Corp	37,722
3,262	*	Fiserv, Inc	149,628
821	*	Getty Images, Inc	70,639
2,000		GTECH Holdings Corp	64,120
662	*	Hyperion Solutions Corp	32,206
3,746		IMS Health, Inc	94,287
280		Interactive Data Corp	6,342
6,180	*	Interpublic Group of Cos, Inc	71,935
2,825	*	Intuit, Inc	126,588
1,910	*	Iron Mountain, Inc	70,097
792	*	Kinetic Concepts, Inc	44,986
1,250	*	Lamar Advertising Co	56,700
1,246	*	Macromedia, Inc	50,675
400		Manpower, Inc	17,756
2,785	*	McAfee, Inc	87,505
1,532	*	Mercury Interactive Corp	60,667
1,708	*	Monster Worldwide, Inc	52,453
950		National Instruments Corp	23,408
1,581	*	NAVTEQ Corp	78,971
920	*	Pixar	40,949
2,942	*	Red Hat, Inc	62,341
874	*	Rent-A-Center, Inc	16,877

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Growth Index Fund

SHARES			VALUE

109		Reynolds & Reynolds Co (Class A)	$2,988
2,968		Robert Half International, Inc	105,631
1,125	*	Salesforce.com, Inc	26,010
3,024		ServiceMaster Co	40,945
1,016		Siebel Systems, Inc	10,495
476	*	SRA International, Inc (Class A)	16,888
34,053	*	Sun Microsystems, Inc	133,488
398	*	Synopsys, Inc	7,522
991	*	Take-Two Interactive Software, Inc	21,891
700		Total System Services, Inc	16,317
4,457	*	VeriSign, Inc	95,246
4,581	*	WebMD Corp	50,757

		TOTAL BUSINESS SERVICES	3,011,603

CHEMICALS AND ALLIED PRODUCTS - 5.95%
342		Alberto-Culver Co	15,304
400	*	American Pharmaceutical Partners, Inc	18,264
1,253		Avery Dennison Corp	65,645
1,780	*	Barr Pharmaceuticals, Inc	97,758
2,661	*	Biogen Idec, Inc	105,056
100		Cabot Corp	3,301
960	*	Cephalon, Inc	44,563
514	*	Charles River Laboratories International, Inc	22,421
1,514		Chemtura Corp	18,804
1,674	*	Chiron Corp	73,020
1,049		Church & Dwight Co, Inc	38,750
1,616		Dade Behring Holdings, Inc	59,243
3,133		Ecolab, Inc	100,037
2,351		Estee Lauder Cos (Class A)	81,885
5,997	*	Forest Laboratories, Inc	233,703
1,262	*	Hospira, Inc	51,704
540	*	Idexx Laboratories, Inc	36,115
1,149	*	ImClone Systems, Inc	36,136
1,557		International Flavors & Fragrances, Inc	55,491
401	*	Invitrogen Corp	30,167
3,430	*	IVAX Corp	90,415
219	*	Kos Pharmaceuticals, Inc	14,658
4,196	*	Medimmune, Inc	141,195
2,600	*	Millennium Pharmaceuticals, Inc	24,258
1,064		Mylan Laboratories, Inc	20,493
1,375	*	Nalco Holding Co	23,196
941	*	OSI Pharmaceuticals, Inc	27,515
1,744	*	Protein Design Labs, Inc	48,832
194		Rohm & Haas Co	7,979
100		Scotts Miracle-Gro Co (Class A)	8,793
1,832	*	Sepracor, Inc	108,070
113		Sigma-Aldrich Corp	7,239
1,516		Valeant Pharmaceuticals International	30,441
1,510	*	VCA Antech, Inc	38,535

		TOTAL CHEMICALS AND ALLIED PRODUCTS	1,778,986

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Growth Index Fund

SHARES			VALUE

COAL MINING - 1.24%
405		Arch Coal, Inc	$27,338
1,092		Consol Energy, Inc	83,287
1,364		Massey Energy Co	69,659
2,258		Peabody Energy Corp	190,462

		TOTAL COAL MINING	370,746

COMMUNICATIONS - 3.58%
2,385	*	Alamosa Holdings, Inc	40,807
6,311	*	American Tower Corp (Class A)	157,459
5,700	*	Avaya, Inc	58,710
3,399	*	Cablevision Systems Corp (Class A)	104,247
2,536	*	Crown Castle International Corp	62,462
3,890		EchoStar Communications Corp (Class A)	115,027
600		Global Payments, Inc	46,632
3,420	*	Liberty Global, Inc	92,614
766	*	NCR Corp	24,443
2,579	*	Nextel Partners, Inc (Class A)	64,733
1,051	*	NII Holdings, Inc (Class B)	88,757
340		PanAmSat Holding Corp	8,228
214		Telephone and Data Systems, Inc (Non-Vote)	8,346
1,831	*	Univision Communications, Inc (Class A)	48,577
100	*	US Cellular Corp	5,342
400	*	West Corp	14,956
3,596	*	XM Satellite Radio Holdings, Inc	129,132

		TOTAL COMMUNICATIONS	1,070,472

DEPOSITORY INSTITUTIONS - 2.09%
101		Bank of Hawaii Corp	4,971
2,382		Commerce Bancorp, Inc	73,104
100		Cullen/Frost Bankers, Inc	4,934
871		East West Bancorp, Inc	29,649
9,944		Hudson City Bancorp, Inc	118,334
540		IndyMac Bancorp, Inc	21,373
1,205		Investors Financial Services Corp	39,645
518		Mellon Financial Corp	16,560
1,928		Northern Trust Corp	97,460
977		People's Bank	28,313
5,243		Synovus Financial Corp	145,336
1,634		TCF Financial Corp	43,710

		TOTAL DEPOSITORY INSTITUTIONS	623,389

EATING AND DRINKING PLACES - 1.21%
1,341		Applebees International, Inc	27,745
1,285		Aramark Corp (Class B)	34,322
1,550		Brinker International, Inc	58,218
370		CBRL Group, Inc	12,454

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Growth Index Fund

SHARES			VALUE

2,688		Darden Restaurants, Inc	$81,635
1,000		Outback Steakhouse, Inc	36,600
988	*	Sonic Corp	27,022
1,291	*	The Cheesecake Factory, Inc	40,331
979	*	Wendy's International, Inc	44,202

		TOTAL EATING AND DRINKING PLACES	362,529

EDUCATIONAL SERVICES - 0.60%
1,798	*	Career Education Corp	63,937
1,231	*	Education Management Corp	39,687
767	*	ITT Educational Services, Inc	37,851
738	*	Laureate Education, Inc	36,140

		TOTAL EDUCATIONAL SERVICES	177,615

ELECTRIC, GAS, AND SANITARY SERVICES - 2.01%
11,099	*	AES Corp	182,357
1,102	*	Allied Waste Industries, Inc	9,312
164		Aqua America, Inc	6,235
1,465		Kinder Morgan, Inc	140,874
334		Questar Corp	29,432
800	*	Stericycle, Inc	45,720
872		Western Gas Resources, Inc	44,672
5,694		Williams Cos, Inc	142,635

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	601,237

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 10.94%
3,627	*	Advanced Micro Devices, Inc	91,400
3,060	*	Agere Systems, Inc	31,855
6,243	*	Altera Corp	119,304
2,848		American Power Conversion Corp	73,763
1,152		Ametek, Inc	49,501
1,456		Amphenol Corp (Class A)	58,735
6,304		Analog Devices, Inc	234,131
683	*	Andrew Corp	7,615
200		AVX Corp	2,548
4,667	*	Broadcom Corp (Class A)	218,929
3,039	*	Comverse Technology, Inc	79,834
1,300	*	Cree, Inc	32,526
600	*	Dolby Laboratories, Inc (Class A)	9,600
968	*	Energizer Holdings, Inc	54,886
826	*	Freescale Semiconductor, Inc (Class B)	19,477
1,130		Harman International Industries, Inc	115,565
1,946		Harris Corp	81,343
837	*	International Rectifier Corp	37,732
1,300		Intersil Corp (Class A)	28,314
12,992	*	JDS Uniphase Corp	28,842
1,138		L-3 Communications Holdings, Inc	89,982
5,208		Linear Technology Corp	195,769

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Growth Index Fund

SHARES			VALUE

2,370	*	LSI Logic Corp	$23,345
5,606		Maxim Integrated Products, Inc	239,096
2,475	*	MEMC Electronic Materials, Inc	56,405
3,546		Microchip Technology, Inc	106,806
4,900	*	Micron Technology, Inc	65,170
1,162		Molex, Inc	31,002
5,870		National Semiconductor Corp	154,381
6,340	*	Network Appliance, Inc	150,512
1,048	*	Novellus Systems, Inc	26,284
2,909	*	Nvidia Corp	99,720
1,595	*	QLogic Corp	54,549
3,045		Rockwell Collins, Inc	147,134
4,500	*	Sanmina-SCI Corp	19,305
2,242		Scientific-Atlanta, Inc	84,097
22,448	*	Sirius Satellite Radio, Inc	147,034
437	*	Spectrum Brands, Inc	10,291
446	*	Thomas & Betts Corp	15,347
1,142	*	Vishay Intertechnology, Inc	13,647
5,849		Xilinx, Inc	162,895

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	3,268,671

ENGINEERING AND MANAGEMENT SERVICES - 3.43%
2,858	*	Celgene Corp	155,247
684		Corporate Executive Board Co	53,338
1,531		Fluor Corp	98,566
851	*	Gen-Probe, Inc	42,082
359	*	Hewitt Associates, Inc	9,794
765	*	Jacobs Engineering Group, Inc	51,561
4,264		Moody's Corp	217,805
5,686		Paychex, Inc	210,837
804	*	Pharmaceutical Product Development, Inc	46,238
2,760		Quest Diagnostics, Inc	139,490

		TOTAL ENGINEERING AND MANAGEMENT SERVICES	1,024,958

FABRICATED METAL PRODUCTS - 0.30%
476	*	Alliant Techsystems, Inc	35,533
257		Ball Corp	9,442
2,742	*	Crown Holdings, Inc	43,708

		TOTAL FABRICATED METAL PRODUCTS	88,683

FOOD AND KINDRED PRODUCTS - 0.89%
2,016		Campbell Soup Co	59,976
788	*	Constellation Brands, Inc (Class A)	20,488
3,192		H.J. Heinz Co	116,636
1,611		McCormick & Co, Inc (Non-Vote)	52,567
569		Pepsi Bottling Group, Inc	16,245

		TOTAL FOOD AND KINDRED PRODUCTS	265,912

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Growth Index Fund

SHARES			VALUE

FOOD STORES - 0.66%
443	*	7-Eleven, Inc	$15,775
445	*	Panera Bread Co (Class A)	22,775
1,180		Whole Foods Market, Inc	158,651

		TOTAL FOOD STORES	197,201

FURNITURE AND FIXTURES - 0.63%
1,200		Herman Miller, Inc	36,360
346		Hillenbrand Industries, Inc	16,279
916		HNI Corp	55,162
597		Johnson Controls, Inc	37,044
872		Leggett & Platt, Inc	17,614
812		Newell Rubbermaid, Inc	18,392
706	*	Tempur-Pedic International, Inc	8,359

		TOTAL FURNITURE AND FIXTURES	189,210

FURNITURE AND HOMEFURNISHINGS STORES - 1.30%
4,962	*	Bed Bath & Beyond, Inc	199,373
1,318		Circuit City Stores, Inc	22,617
202	*	Mohawk Industries, Inc	16,211
2,673		RadioShack Corp	66,290
478		Steelcase, Inc (Class A)	6,912
2,007	*	Williams-Sonoma, Inc	76,968

		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	388,371

GENERAL BUILDING CONTRACTORS - 2.17%
290		Beazer Homes USA, Inc	17,014
1,156		Centex Corp	74,655
3,398		DR Horton, Inc	123,076
596	*	Hovnanian Enterprises, Inc (Class A)	30,515
1,212		KB Home	88,718
1,277		Lennar Corp (Class A)	76,314
334		MDC Holdings, Inc	26,349
90	*	NVR, Inc	79,646
617		Ryland Group, Inc	42,215
142		Standard-Pacific Corp	5,894
1,852	*	Toll Brothers, Inc	82,729

		TOTAL GENERAL BUILDING CONTRACTORS	647,125

GENERAL MERCHANDISE STORES - 1.32%
5,528		Dollar General Corp	101,384
2,121		Family Dollar Stores, Inc	42,144
1,358		JC Penney Co, Inc	64,396
124		Neiman Marcus Group, Inc (Class A)	12,394
288	*	Saks, Inc	5,328
8,247		TJX Cos, Inc	168,899

		TOTAL GENERAL MERCHANDISE STORES	394,545

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Growth Index Fund

SHARES			VALUE

HEALTH SERVICES - 3.43%
1,194	*	Community Health Systems, Inc	$46,339
1,046	*	Covance, Inc	50,197
1,878	*	Coventry Health Care, Inc	161,546
1,657	*	DaVita, Inc	76,338
984	*	Edwards Lifesciences Corp	43,699
2,160	*	Express Scripts, Inc	134,352
3,876		Health Management Associates, Inc (Class A)	90,970
2,329	*	Laboratory Corp of America Holdings	113,446
906	*	LifePoint Hospitals, Inc	39,619
1,525	*	Lincare Holdings, Inc	62,601
1,468		Manor Care, Inc	56,386
1,126	*	Renal Care Group, Inc	53,282
419	*	Sierra Health Services, Inc	28,857
1,130	*	Tenet Healthcare Corp	12,690
550	*	Triad Hospitals, Inc	24,898
598		Universal Health Services, Inc (Class B)	28,483

		TOTAL HEALTH SERVICES	1,023,703

HOLDING AND OTHER INVESTMENT OFFICES - 1.63%
554	*	Affiliated Managers Group, Inc	40,121
100		Centerpoint Properties Trust	4,480
334		Federal Realty Investment Trust	20,351
1,553		General Growth Properties, Inc	69,776
247		Global Signal, Inc	11,051
865		iShares Russell Midcap Growth Index Fund	78,853
294		Macerich Co	19,092
923		Mills Corp	50,839
498		New Century Financial Corp	18,062
389		Prologis	17,237
1,073		Public Storage, Inc	71,891
100		SL Green Realty Corp	6,818
945		United Dominion Realty Trust, Inc	22,397
1,702		Ventas, Inc	54,804

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	485,772

HOTELS AND OTHER LODGING PLACES - 1.75%
698		Boyd Gaming Corp	30,098
254		Choice Hotels International, Inc	16,419
6,412		Hilton Hotels Corp	143,116
390	*	Las Vegas Sands Corp	12,835
2,096	*	MGM Mirage	91,742
2,297		Starwood Hotels & Resorts Worldwide, Inc	131,319
921		Station Casinos, Inc	61,117
786	*	Wynn Resorts Ltd	35,488

		TOTAL HOTELS AND OTHER LODGING PLACES	522,134

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Growth Index Fund

SHARES			VALUE

INDUSTRIAL MACHINERY AND EQUIPMENT - 8.06%
3,196		American Standard Cos, Inc	$148,774
830		Black & Decker Corp	68,135
267		Carlisle Cos, Inc	16,973
1,027		CDW Corp	60,511
739	*	Cooper Cameron Corp	54,634
432		Cummins, Inc	38,012
1,066		Diebold, Inc	36,734
1,234		Donaldson Co, Inc	37,674
2,257		Dover Corp	92,063
300	*	Dresser-Rand Group, Inc	7,389
700		Eaton Corp	44,485
1,150	*	FMC Technologies, Inc	48,426
1,147		Graco, Inc	39,319
2,157	*	Grant Prideco, Inc	87,682
674		IDEX Corp	28,679
5,779		International Game Technology	156,033
2,802	*	Jabil Circuit, Inc	86,638
1,325		Joy Global, Inc	66,860
2,392	*	Lam Research Corp	72,884
2,145	*	Lexmark International, Inc	130,952
1,751	*	National Oilwell Varco, Inc	115,216
210		Pall Corp	5,775
861		Parker Hannifin Corp	55,371
1,514		Pentair, Inc	55,261
2,096		Pitney Bowes, Inc	87,487
3,141		Rockwell Automation, Inc	166,159
2,370	*	SanDisk Corp	114,353
992	*	Scientific Games Corp (Class A)	30,752
3,612		Smith International, Inc	120,316
7,878	*	Solectron Corp	30,803
891		Stanley Works	41,592
3,712		Symbol Technologies, Inc	35,932
667		Timken Co	19,763
715		Toro Co	26,283
2,185	*	Varian Medical Systems, Inc	86,329
3,702	*	Western Digital Corp	47,867
1,200	*	Zebra Technologies Corp (Class A)	46,908

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	2,409,024

INSTRUMENTS AND RELATED PRODUCTS - 6.12%
1,073	*	Advanced Medical Optics, Inc	40,720
1,143	*	Affymetrix, Inc	52,841
7,055	*	Agilent Technologies, Inc	231,051
2,256	*	Allergan, Inc	206,695
1,838		Bard (C.R.), Inc	121,363
782		Bausch & Lomb, Inc	63,092
1,023		Beckman Coulter, Inc	55,222
4,263		Biomet, Inc	147,969
580		Cooper Cos, Inc	44,434
1,430		Dentsply International, Inc	77,249

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Growth Index Fund

SHARES			VALUE

1,044	*	Fisher Scientific International, Inc	$64,780
1,009	*	Flir Systems, Inc	29,846
598	*	Inamed Corp	45,257
3,355		Kla-Tencor Corp	163,590
587	*	Mettler-Toledo International, Inc	29,925
826	*	Millipore Corp	51,947
1,200		PerkinElmer, Inc	24,444
650	*	Resmed, Inc	51,772
1,184	*	Respironics, Inc	49,941
1,210		Roper Industries, Inc	47,541
631	*	Techne Corp	35,954
356		Tektronix, Inc	8,982
2,449	*	Teradyne, Inc	40,408
973	*	Thermo Electron Corp	30,066
867	*	Trimble Navigation Ltd	29,209
2,041	*	Waters Corp	84,906

		TOTAL INSTRUMENTS AND RELATED PRODUCTS	1,829,204

INSURANCE AGENTS, BROKERS AND SERVICE - 0.27%
909		Brown & Brown, Inc	45,168
1,273		Gallagher (Arthur J.) & Co	36,675

		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	81,843

INSURANCE CARRIERS - 1.43%
100	*	Allmerica Financial Corp	4,114
401		Ambac Financial Group, Inc	28,896
846	*	AMERIGROUP Corp	16,176
146		Erie Indemnity Co (Class A)	7,701
844		HCC Insurance Holdings, Inc	24,079
1,099	*	Health Net, Inc	52,005
2,114	*	Humana, Inc	101,218
75	*	Markel Corp	24,788
139		MBIA, Inc	8,426
850	*	Pacificare Health Systems, Inc	67,813
237	*	Philadelphia Consolidated Holding Co	20,121
100		Transatlantic Holdings, Inc	5,700
386		Unitrin, Inc	18,320
332		W.R. Berkley Corp	13,107
450	*	WellChoice, Inc	34,155

		TOTAL INSURANCE CARRIERS	426,619

LEATHER AND LEATHER PRODUCTS - 0.78%
6,442	*	Coach, Inc	202,021
900	*	Timberland Co (Class A)	30,402

		TOTAL LEATHER AND LEATHER PRODUCTS	232,423

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Growth Index Fund

SHARES			VALUE

METAL MINING - 0.95%
3,089		Freeport-McMoRan Copper & Gold, Inc (Class A)	$150,095
855		Phelps Dodge Corp	111,090
423		Southern Peru Copper Corp	23,671

		TOTAL METAL MINING	284,856

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.72%
2,504		Fortune Brands, Inc	203,650
762		Mattel, Inc	12,710

		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	216,360

MISCELLANEOUS RETAIL - 0.93%
227		Barnes & Noble, Inc	8,558
500	*	CKX, Inc	6,285
572	*	Dick's Sporting Goods, Inc	17,223
1,237	*	Dollar Tree Stores, Inc	26,781
1,300	*	Marvel Entertainment, Inc	23,231
2,357		Michaels Stores, Inc	77,922
769		MSC Industrial Direct Co (Class A)	25,508
2,476		Petsmart, Inc	53,927
954		Tiffany & Co	37,941

		TOTAL MISCELLANEOUS RETAIL	277,376

MOTION PICTURES - 0.21%
713	*	Avid Technology, Inc	29,518
661	*	DreamWorks Animation SKG, Inc (Class A)	18,283
713		Regal Entertainment Group (Class A)	14,289

		TOTAL MOTION PICTURES	62,090

NONDEPOSITORY INSTITUTIONS - 0.30%
1,022	*	AmeriCredit Corp	24,395
808	*	CapitalSource, Inc	17,615
441		First Marblehead Corp	11,201
281	*	Nelnet, Inc	10,681
65		Student Loan Corp	15,397
150		Westcorp	8,835

		TOTAL NONDEPOSITORY INSTITUTIONS	88,124

NONMETALLIC MINERALS, EXCEPT FUELS - 0.44%
774		Florida Rock Industries, Inc	49,606
1,119		Vulcan Materials Co	83,041

		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	132,647

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Growth Index Fund

SHARES			VALUE

OIL AND GAS EXTRACTION - 4.90%
5,554		BJ Services Co	$199,888
2,092		Chesapeake Energy Corp	80,019
937	*	Denbury Resources, Inc	47,262
962		Diamond Offshore Drilling, Inc	58,922
1,892		ENSCO International, Inc	88,148
1,814		Equitable Resources, Inc	70,855
552		Helmerich & Payne, Inc	33,335
1,617	*	Newfield Exploration Co	79,395
362		Noble Energy, Inc	16,978
2,894		Patterson-UTI Energy, Inc	104,416
129		Pioneer Natural Resources Co	7,085
1,277	*	Plains Exploration & Production Co	54,681
1,392	*	Pride International, Inc	39,686
930	*	Quicksilver Resources, Inc	44,445
1,544		Range Resources Corp	59,614
1,100		Rowan Cos, Inc	39,039
1,405	*	Southwestern Energy Co	103,127
366		Tidewater, Inc	17,813
720	*	Unit Corp	39,802
6,166		XTO Energy, Inc	279,443

		TOTAL OIL AND GAS EXTRACTION	1,463,953

PERSONAL SERVICES - 0.90%
2,422		Cintas Corp	99,423
5,672		H&R Block, Inc	136,015
638	*	Weight Watchers International, Inc	32,908

		TOTAL PERSONAL SERVICES	268,346

PETROLEUM AND COAL PRODUCTS - 2.12%
4,055		EOG Resources, Inc	303,720
2,825		Murphy Oil Corp	140,883
1,886		Sunoco, Inc	147,485
632		Tesoro Corp	42,496

		TOTAL PETROLEUM AND COAL PRODUCTS	634,584

PRIMARY METAL INDUSTRIES - 0.32%
1,693		Allegheny Technologies, Inc	52,449
100		Hubbell, Inc (Class B)	4,693
736		Precision Castparts Corp	39,082

		TOTAL PRIMARY METAL INDUSTRIES	96,224

PRINTING AND PUBLISHING - 1.56%
764	*	ACCO Brands Corp	21,560
2,575		Dex Media, Inc	71,559
878		Dow Jones & Co, Inc	33,531
1,226	*	Dun & Bradstreet Corp	80,757
1,448		EW Scripps Co	72,357
1,000		Harte-Hanks, Inc	26,430
775		John Wiley & Sons, Inc (Class A)	32,349
706		Meredith Corp	35,222

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Growth Index Fund

SHARES			VALUE

431	*	R.H. Donnelley Corp	$27,265
79		Washington Post Co (Class B)	63,398

		TOTAL PRINTING AND PUBLISHING	464,428

RAILROAD TRANSPORTATION - 0.13%
975		Norfolk Southern Corp	39,546

		TOTAL RAILROAD TRANSPORTATION	39,546

REAL ESTATE - 0.57%
827	*	CB Richard Ellis Group, Inc	40,688
1,190		Forest City Enterprises, Inc (Class A)	45,339
1,356		St. Joe Co	84,682

		TOTAL REAL ESTATE	170,709

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.14%
1,237	*	Goodyear Tire & Rubber Co	19,285
483	*	Sealed Air Corp	22,923

		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	42,208

SECURITY AND COMMODITY BROKERS - 2.63%
1,705	*	Ameritrade Holding Corp	36,623
350		BlackRock, Inc	31,017
566		Chicago Mercantile Exchange Holdings, Inc	190,912
2,403		Eaton Vance Corp	59,642
1,300		Federated Investors, Inc (Class B)	43,199
500		Instinet Group, Inc	2,485
1,751		Legg Mason, Inc	192,067
850		Nuveen Investments, Inc	33,482
300	*	Refco, Inc	8,481
1,052		SEI Investments Co	39,534
2,281		T Rowe Price Group, Inc	148,949

		TOTAL SECURITY AND COMMODITY BROKERS	786,391

STONE, CLAY, AND GLASS PRODUCTS - 0.15%
2,582		Gentex Corp	44,927

		TOTAL STONE, CLAY, AND GLASS PRODUCTS	44,927

TOBACCO PRODUCTS - 0.22%
1,539		UST, Inc	64,423

		TOTAL TOBACCO PRODUCTS	64,423

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Growth Index Fund

SHARES			VALUE

TRANSPORTATION BY AIR - 0.53%
2,961	*	AMR Corp	$33,104
1,600	*	JetBlue Airways Corp	28,160
6,496		Southwest Airlines Co	96,466

		TOTAL TRANSPORTATION BY AIR	157,730

TRANSPORTATION EQUIPMENT - 2.29%
249		Autoliv, Inc	10,831
1,194		Brunswick Corp	45,050
2,085		Goodrich Corp	92,449
603		Harsco Corp	39,539
1,396		ITT Industries, Inc	158,586
1,126	*	Navistar International Corp	36,516
1,222		Oshkosh Truck Corp	52,741
2,606		Paccar, Inc	176,921
275	*	Pactiv Corp	4,818
704		Polaris Industries, Inc	34,883
455		Textron, Inc	32,633

		TOTAL TRANSPORTATION EQUIPMENT	684,967

TRANSPORTATION SERVICES - 0.68%
1,516		C.H. Robinson Worldwide, Inc	97,206
1,865		Expeditors International Washington, Inc	105,895

		TOTAL TRANSPORTATION SERVICES	203,101

TRUCKING AND WAREHOUSING - 0.43%
870		CNF, Inc	45,675
1,942		J.B. Hunt Transport Services, Inc	36,917
987		Landstar System, Inc	39,510
326	*	Swift Transportation Co, Inc	5,770

		TOTAL TRUCKING AND WAREHOUSING	127,872

WHOLESALE TRADE-DURABLE GOODS - 1.13%
694	*	Avnet, Inc	16,968
356		BorgWarner, Inc	20,100
1,884	*	Cytyc Corp	50,585
1,050	*	Ingram Micro, Inc (Class A)	19,467
640		Martin Marietta Materials, Inc	50,214
545		Omnicare, Inc	30,645
2,376	*	Patterson Cos, Inc	95,111
868		SCP Pool Corp	30,319
289	*	Tech Data Corp	10,609
235		W.W. Grainger, Inc	14,786

		TOTAL WHOLESALE TRADE-DURABLE GOODS	338,804

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Growth Index Fund

SHARES			VALUE

WHOLESALE TRADE-NONDURABLE GOODS - 0.92%
100		Airgas, Inc	$2,963
853		Brown-Forman Corp (Class B)	50,788
900	*	Endo Pharmaceuticals Holdings, Inc	24,003
1,478	*	Henry Schein, Inc	62,992
2,059		McKesson Corp	97,700
798	*	Men's Wearhouse, Inc	21,307
250		Reebok International, Ltd	14,143

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	273,896

		TOTAL COMMON STOCKS
		(Cost $21,937,185)	29,747,211

		TOTAL PORTFOLIO - 99.57%
		(Cost $21,937,185)	29,747,211
		OTHER ASSETS & LIABILITIES, NET - 0.43%	129,140

		NET ASSETS - 100.00%	$29,876,351

	*	Non-income producing

		For ease of presentation, we have grouped a number of industry classification categories together in the Statement of Investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At September 30, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $21,959,631.
Net unrealized appreciation of portfolio investments aggregated $7,787,580 of which $8,289,683 related to appreciated
		portfolio investments and $502,103 related to depreciated portfolio investments.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Index Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
MID-CAP VALUE INDEX FUND
STATEMENT OF INVESTMENTS
September 30, 2005

SHARES			VALUE

COMMON STOCKS - 99.61%
AGRICULTURAL PRODUCTION-LIVESTOCK - 0.03%
401		Pilgrim's Pride Corp	$14,596

		TOTAL AGRICULTURAL PRODUCTION-LIVESTOCK	14,596

AMUSEMENT AND RECREATION SERVICES - 0.41%
1,681		Harrah's Entertainment, Inc	109,584
733		International Speedway Corp (Class A)	38,461
769		Warner Music Group Corp	14,234
1,680		Westwood One, Inc	33,415

		TOTAL AMUSEMENT AND RECREATION SERVICES	195,694

APPAREL AND ACCESSORY STORES - 0.15%
893	*	AnnTaylor Stores Corp	23,709
200		Claire's Stores, Inc	4,826
1,852		Foot Locker, Inc	40,633

		TOTAL APPAREL AND ACCESSORY STORES	69,168

APPAREL AND OTHER TEXTILE PRODUCTS - 0.81%
292	*	Columbia Sportswear Co	13,549
3,045		Jones Apparel Group, Inc	86,782
2,777		Liz Claiborne, Inc	109,192
989		Polo Ralph Lauren Corp	49,747
2,157		VF Corp	125,041

		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	384,311

AUTO REPAIR, SERVICES AND PARKING - 0.19%
1,717		Lear Corp	58,326
963		Ryder System, Inc	32,954

		TOTAL AUTO REPAIR, SERVICES AND PARKING	91,280

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.18%
4,294	*	Autonation, Inc	85,751

		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	85,751

BUSINESS SERVICES - 3.57%
1,110	*	Affiliated Computer Services, Inc (Class A)	60,606
8,423	*	BEA Systems, Inc	75,639
1,633	*	BISYS Group, Inc	21,931

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Index Fund

SHARES			VALUE

3,080	*	BMC Software, Inc	$64,988
352		Brink's Co	14,453
3,613	*	Cadence Design Systems, Inc	58,386
1,833	*	Ceridian Corp	38,035
289	*	Checkfree Corp	10,930
4,706	*	Computer Sciences Corp	222,641
5,115	*	Compuware Corp	48,592
3,453	*	Convergys Corp	49,620
1,286		Deluxe Corp	51,646
9,882		Electronic Data Systems Corp	221,752
814		Equifax, Inc	28,441
411		Fair Isaac Corp	18,413
453		Interactive Data Corp	10,260
1,374	*	Interpublic Group of Cos, Inc	15,993
337	*	Lamar Advertising Co	15,286
1,657		Manpower, Inc	73,554
9,637	*	Novell, Inc	71,796
589	*	Rent-A-Center, Inc	11,374
1,327		Reynolds & Reynolds Co (Class A)	36,373
2,721		ServiceMaster Co	36,842
11,331		Siebel Systems, Inc	117,049
34,723	*	Sun Microsystems, Inc	136,114
2,288	*	Sybase, Inc	53,585
3,055	*	Synopsys, Inc	57,739
200	*	Take-Two Interactive Software, Inc	4,418
8,690	*	Unisys Corp	57,702
1,682	*	WebMD Corp	18,637

		TOTAL BUSINESS SERVICES	1,702,795

CHEMICALS AND ALLIED PRODUCTS - 4.96%
863		Albemarle Corp	32,535
1,370		Alberto-Culver Co	61,308
928		Avery Dennison Corp	48,618
4,662	*	Biogen Idec, Inc	184,056
1,479		Cabot Corp	48,822
1,200		Celanese Corp (Series A)	20,700
937	*	Charles River Laboratories International, Inc	40,872
3,654		Chemtura Corp	45,383
200	*	Chiron Corp	8,724
3,835		Clorox Co	212,996
948		Cytec Industries, Inc	41,124
1,995		Eastman Chemical Co	93,705
3,044		Engelhard Corp	84,958
984	*	FMC Corp	56,305
2,045	*	Hospira, Inc	83,784
1,625	*	Huntsman Corp	31,769
659	*	Invitrogen Corp	49,577
6,101	*	King Pharmaceuticals, Inc	93,833
1,698		Lubrizol Corp	73,574
4,999		Lyondell Chemical Co	143,071
3,700	*	Millennium Pharmaceuticals, Inc	34,521
3,238	*	Mosaic Co	51,873

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Index Fund

SHARES			VALUE

3,848		Mylan Laboratories, Inc	$74,112
4,248		PPG Industries, Inc	251,439
3,693		Rohm & Haas Co	151,893
2,800		RPM International, Inc	51,520
500		Scotts Miracle-Gro Co (Class A)	43,965
1,573		Sigma-Aldrich Corp	100,766
2,512		Valspar Corp	56,168
2,597	*	Watson Pharmaceuticals, Inc	95,076

		TOTAL CHEMICALS AND ALLIED PRODUCTS	2,367,047

COAL MINING - 0.25%
989		Arch Coal, Inc	66,758
690		Consol Energy, Inc	52,626

		TOTAL COAL MINING	119,384

COMMUNICATIONS - 2.71%
593	*	American Tower Corp (Class A)	14,795
3,561	*	Avaya, Inc	36,678
3,295		CenturyTel, Inc	115,259
8,531		Citizens Communications Co	115,595
1,926	*	Crown Castle International Corp	47,437
700		Hearst-Argyle Television, Inc	17,983
6,756	*	Liberty Global, Inc	182,953
7,033	*	MCI, Inc	178,427
3,411	*	NCR Corp	108,845
1,858	*	NTL, Inc	124,114
687		PanAmSat Holding Corp	16,626
37,475	*	Qwest Communications International, Inc	153,648
2,357		Telephone and Data Systems, Inc (Non-Vote)	91,923
2,790	*	Univision Communications, Inc (Class A)	74,019
300	*	US Cellular Corp	16,026

		TOTAL COMMUNICATIONS	1,294,328

DEPOSITORY INSTITUTIONS - 9.71%
8,723		AmSouth Bancorp	220,343
3,160		Associated Banc-Corp	96,317
2,350		Astoria Financial Corp	62,087
1,120		Bank of Hawaii Corp	55,126
580		BOK Financial Corp	27,939
500		Capitol Federal Financial	17,110
1,000		City National Corp	70,090
3,735		Colonial Bancgroup, Inc	83,664
4,180		Comerica, Inc	246,202
443		Commerce Bancorp, Inc	13,596
1,489		Commerce Bancshares, Inc	76,654
3,123		Compass Bancshares, Inc	143,127
1,200		Cullen/Frost Bankers, Inc	59,208
587		Downey Financial Corp	35,748

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Index Fund

SHARES			VALUE

3,027		First Horizon National Corp	$110,031
2,172		FirstMerit Corp	58,188
3,806		Fulton Financial Corp	63,751
4,000		Hibernia Corp (Class A)	120,160
5,778		Huntington Bancshares, Inc	129,832
2,080		Independence Community Bank Corp	70,907
735		IndyMac Bancorp, Inc	29,091
1,295		International Bancshares Corp	38,461
10,113		Keycorp	326,144
1,901		M&T Bank Corp	200,955
5,699		Marshall & Ilsley Corp	247,963
9,740		Mellon Financial Corp	311,388
1,974		Mercantile Bankshares Corp	106,359
6,461		New York Community Bancorp, Inc	105,960
11,762		North Fork Bancorporation, Inc	299,931
2,178		Northern Trust Corp	110,098
6,731		Popular, Inc	163,025
2,300		Sky Financial Group, Inc	64,653
1,896		South Financial Group, Inc	50,889
8,998		Sovereign Bancorp, Inc	198,316
896		TCF Financial Corp	23,968
1,834		TD Banknorth, Inc	55,277
1,447		UnionBanCal Corp	100,885
2,758		Valley National Bancorp	63,158
2,246		Washington Federal, Inc	50,670
1,368		Webster Financial Corp	61,505
1,650		Whitney Holding Corp	44,616
1,700		Wilmington Trust Corp	61,965
2,215		Zions Bancorporation	157,730

		TOTAL DEPOSITORY INSTITUTIONS	4,633,087

EATING AND DRINKING PLACES - 0.18%
585		CBRL Group, Inc	19,691
154		Outback Steakhouse, Inc	5,636
1,317	*	Wendy's International, Inc	59,463

		TOTAL EATING AND DRINKING PLACES	84,790

EDUCATIONAL SERVICES - 0.01%
134	*	Laureate Education, Inc	6,562

		TOTAL EDUCATIONAL SERVICES	6,562

ELECTRIC, GAS, AND SANITARY SERVICES - 15.75%
1,819		AGL Resources, Inc	67,503
4,133	*	Allegheny Energy, Inc	126,966
2,941		Alliant Energy Corp	85,671
3,504	*	Allied Waste Industries, Inc	29,609
4,920		Ameren Corp	263,171

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Index Fund

SHARES			VALUE

9,555		American Electric Power Co, Inc	$379,333
2,075		Aqua America, Inc	78,891
1,885		Atmos Energy Corp	53,251
7,787		Centerpoint Energy, Inc	115,793
4,977		Cinergy Corp	221,029
5,459	*	CMS Energy Corp	89,801
6,033		Consolidated Edison, Inc	292,902
4,386		Constellation Energy Group, Inc	270,178
3,182		DPL, Inc	88,460
4,307		DTE Energy Co	197,519
6,900	*	Dynegy, Inc (Class A)	32,499
8,083		Edison International	382,164
15,900		El Paso Corp	221,010
1,728		Energen Corp	74,753
3,773		Energy East Corp	95,042
1,800		Great Plains Energy, Inc	53,838
1,900		Hawaiian Electric Industries, Inc	52,972
4,311		KeySpan Corp	158,559
163		Kinder Morgan, Inc	15,674
2,992		MDU Resources Group, Inc	106,665
2,070		National Fuel Gas Co	70,794
6,610		NiSource, Inc	160,292
3,251		Northeast Utilities	64,857
2,152	*	NRG Energy, Inc	91,675
2,716		NSTAR	78,547
2,300		OGE Energy Corp	64,630
2,605		Oneok, Inc	88,622
4,752		Pepco Holdings, Inc	110,579
9,127		PG&E Corp	358,235
2,008		Piedmont Natural Gas Co, Inc	50,541
2,419		Pinnacle West Capital Corp	106,630
1,718		PNM Resources, Inc	49,255
9,350		PPL Corp	302,286
6,164		Progress Energy, Inc	275,839
5,929		Public Service Enterprise Group, Inc	381,590
2,600		Puget Energy, Inc	61,048
1,636		Questar Corp	144,164
7,496	*	Reliant Energy, Inc	115,738
3,436		Republic Services, Inc	121,256
2,777		SCANA Corp	117,300
6,342		Sempra Energy	298,455
2,256	*	Southern Union Co	58,137
5,181		TECO Energy, Inc	93,362
2,645		UGI Corp	74,457
2,000		Vectren Corp	56,700
2,060		Westar Energy, Inc	49,708
116		Western Gas Resources, Inc	5,943
5,793		Williams Cos, Inc	145,115
2,900		Wisconsin Energy Corp	115,768
918		WPS Resources Corp	53,060
9,985		Xcel Energy, Inc	195,806

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	7,513,642

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Index Fund

SHARES			VALUE

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 3.56%
2,931	*	ADC Telecommunications, Inc	$67,003
4,524	*	Advanced Micro Devices, Inc	114,005
2,858	*	Andrew Corp	31,867
900		AVX Corp	11,466
523	*	Comverse Technology, Inc	13,739
315	*	Energizer Holdings, Inc	17,860
8,700	*	Freescale Semiconductor, Inc (Class B)	205,146
552		Harris Corp	23,074
348	*	International Rectifier Corp	15,688
2,067		Intersil Corp (Class A)	45,019
18,284	*	JDS Uniphase Corp	40,590
1,267		L-3 Communications Holdings, Inc	100,182
6,161	*	LSI Logic Corp	60,686
109,355	*	Lucent Technologies, Inc	355,404
6,958	*	Micron Technology, Inc	92,541
1,638		Molex, Inc	43,702
1,513	*	Novellus Systems, Inc	37,946
6,300	*	Sanmina-SCI Corp	27,027
561		Scientific-Atlanta, Inc	21,043
245	*	Spectrum Brands, Inc	5,770
873		Teleflex, Inc	61,546
11,271	*	Tellabs, Inc	118,571
777	*	Thomas & Betts Corp	26,737
4,041	*	Vishay Intertechnology, Inc	48,290
1,517		Whirlpool Corp	114,943

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	1,699,845

ENGINEERING AND MANAGEMENT SERVICES - 0.06%
388	*	Hewitt Associates, Inc	10,585
273	*	Jacobs Engineering Group, Inc	18,400

		TOTAL ENGINEERING AND MANAGEMENT SERVICES	28,985

FABRICATED METAL PRODUCTS - 0.42%
262	*	Alliant Techsystems, Inc	19,558
837		Aptargroup, Inc	41,691
2,431		Ball Corp	89,315
1,400		Snap-On, Inc	50,568

		TOTAL FABRICATED METAL PRODUCTS	201,132

FOOD AND KINDRED PRODUCTS - 3.76%
16,281		Archer Daniels Midland Co	401,489
3,010		Campbell Soup Co	89,548
7,510		Coca-Cola Enterprises, Inc	146,445
12,912		ConAgra Foods, Inc	319,572
3,612	*	Constellation Brands, Inc (Class A)	93,912
4,877	*	Del Monte Foods Co	52,330

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Index Fund

SHARES			VALUE

4,030		H.J. Heinz Co	$147,256
1,800		Hormel Foods Corp	59,382
1,276		J.M. Smucker Co	61,937
1,133		McCormick & Co, Inc (Non-Vote)	36,970
1,208		Molson Coors Brewing Co (Class B)	77,324
2,675		Pepsi Bottling Group, Inc	76,371
1,651		PepsiAmericas, Inc	37,527
2,239	*	Smithfield Foods, Inc	66,454
709	*	TreeHouse Foods, Inc	19,058
6,003		Tyson Foods, Inc (Class A)	108,354

		TOTAL FOOD AND KINDRED PRODUCTS	1,793,929

FOOD STORES - 1.27%
9,085		Albertson's, Inc	233,030
18,085	*	Kroger Co	372,370

		TOTAL FOOD STORES	605,400

FORESTRY - 0.15%
1,268		Rayonier, Inc	73,062

		TOTAL FORESTRY	73,062

FURNITURE AND FIXTURES - 1.01%
969		Hillenbrand Industries, Inc	45,591
3,877		Johnson Controls, Inc	240,568
3,338		Leggett & Platt, Inc	67,428
5,629		Newell Rubbermaid, Inc	127,497

		TOTAL FURNITURE AND FIXTURES	481,084

FURNITURE AND HOMEFURNISHINGS STORES - 0.30%
2,562		Circuit City Stores, Inc	43,964
1,043	*	Mohawk Industries, Inc	83,701
900		Steelcase, Inc (Class A)	13,014

		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	140,679

GENERAL BUILDING CONTRACTORS - 1.43%
566		Beazer Homes USA, Inc	33,207
1,525		Centex Corp	98,485
1,853		DR Horton, Inc	67,116
325		KB Home	23,790
1,266		Lennar Corp (Class A)	75,656
200		Lennar Corp (Class B)	11,082
280		MDC Holdings, Inc	22,089
627	*	Meritage Homes Corp	48,066
5,260		Pulte Homes, Inc	225,759

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Index Fund

SHARES			VALUE

230		Ryland Group, Inc	$15,737
1,510		Standard-Pacific Corp	62,680

		TOTAL GENERAL BUILDING CONTRACTORS	683,667

GENERAL MERCHANDISE STORES - 1.79%
1,831	*	BJ's Wholesale Club, Inc	50,902
1,589		Dillard's, Inc (Class A)	33,178
916		Family Dollar Stores, Inc	18,201
6,466		Federated Department Stores, Inc	432,381
3,843		JC Penney Co, Inc	182,235
901		Neiman Marcus Group, Inc (Class A)	90,055
2,600	*	Saks, Inc	48,100

		TOTAL GENERAL MERCHANDISE STORES	855,052

HEALTH SERVICES - 0.48%
422	*	Community Health Systems, Inc	16,378
751		Health Management Associates, Inc (Class A)	17,626
100	*	Sierra Health Services, Inc	6,887
9,988	*	Tenet Healthcare Corp	112,165
1,293	*	Triad Hospitals, Inc	58,534
364		Universal Health Services, Inc (Class B)	17,337

		TOTAL HEALTH SERVICES	228,927

HOLDING AND OTHER INVESTMENT OFFICES - 11.00%
3,251		Allied Capital Corp	93,076
2,082		AMB Property Corp	93,482
3,289		American Financial Realty Trust	46,704
3,160		Annaly Mortgage Management, Inc	40,922
2,347		Apartment Investment & Management Co (Class A)	91,017
4,889		Archstone-Smith Trust	194,924
1,675		Arden Realty, Inc	68,960
1,819		AvalonBay Communities, Inc	155,888
2,811		Boston Properties, Inc	199,300
1,300		BRE Properties, Inc (Class A)	57,850
1,182		Camden Property Trust	65,897
1,402		CarrAmerica Realty Corp	50,402
1,046		CBL & Associates Properties, Inc	42,876
1,100		Centerpoint Properties Trust	49,280
1,800		Crescent Real Estate Equities Co	36,918
2,660		Developers Diversified Realty Corp	124,222
3,532		Duke Realty Corp	119,664
10,110		Equity Office Properties Trust	330,698
7,059		Equity Residential	267,183
544		Essex Property Trust, Inc	48,960
810		Federal Realty Investment Trust	49,353
3,429		Friedman Billings Ramsey Group, Inc	34,942
2,246		General Growth Properties, Inc	100,913
3,268		Health Care Property Investors, Inc	88,203
1,261		Health Care REIT, Inc	46,770

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Index Fund

SHARES			VALUE

1,125		Healthcare Realty Trust, Inc	$45,158
1,784		Hospitality Properties Trust	76,462
8,712		Host Marriott Corp	147,233
4,849		HRPT Properties Trust	60,176
2,715		iShares Russell Midcap Value Index Fund	336,253
2,853		iStar Financial, Inc	115,347
4,882		Kimco Realty Corp	153,392
700		KKR Financial Corp	15,568
2,153		Liberty Property Trust	91,589
1,020		Macerich Co	66,239
1,543		Mack-Cali Realty Corp	69,342
673		New Century Financial Corp	24,410
2,633		New Plan Excel Realty Trust	60,427
970		Pan Pacific Retail Properties, Inc	63,923
4,537		Plum Creek Timber Co, Inc	171,998
5,510		Prologis	244,148
458		Public Storage, Inc	30,686
1,877		Realty Income Corp	44,879
2,025		Reckson Associates Realty Corp	69,964
1,588		Regency Centers Corp	91,231
1,185		Shurgard Storage Centers, Inc (Class A)	66,206
993		SL Green Realty Corp	67,703
6,079	*	Telewest Global, Inc	139,513
2,552		Thornburg Mortgage, Inc	63,953
2,200		Trizec Properties, Inc	50,732
1,936		United Dominion Realty Trust, Inc	45,883
3,015		Vornado Realty Trust	261,159
1,980		Weingarten Realty Investors	74,943

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	5,246,921

HOTELS AND OTHER LODGING PLACES - 0.25%
2,065		Starwood Hotels & Resorts Worldwide, Inc	118,056

		TOTAL HOTELS AND OTHER LODGING PLACES	118,056

INDUSTRIAL MACHINERY AND EQUIPMENT - 2.44%
847		Black & Decker Corp	69,530
383		Carlisle Cos, Inc	24,347
249	*	Cooper Cameron Corp	18,409
495		Cummins, Inc	43,555
200		Diebold, Inc	6,892
1,585		Dover Corp	64,652
2,698		Eaton Corp	171,458
243		IDEX Corp	10,340
1,796	*	National Oilwell Varco, Inc	118,177
2,882		Pall Corp	79,255
1,628		Parker Hannifin Corp	104,697
387		Pentair, Inc	14,126
2,677		Pitney Bowes, Inc	111,738
1,134	*	SanDisk Corp	54,716

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Index Fund

SHARES			VALUE

12,132	*	Solectron Corp	$47,436
1,872		SPX Corp	86,018
742		Stanley Works	34,637
859		Symbol Technologies, Inc	8,315
1,265	*	Terex Corp	62,529
1,063		Timken Co	31,497

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	1,162,324

INSTRUMENTS AND RELATED PRODUCTS - 2.09%
1,895	*	Agilent Technologies, Inc	62,061
4,954		Applera Corp (Applied Biosystems Group)	115,131
163		Bausch & Lomb, Inc	13,151
208		Cooper Cos, Inc	15,935
7,169		Eastman Kodak Co	174,422
1,442	*	Fisher Scientific International, Inc	89,476
287	*	Mettler-Toledo International, Inc	14,631
1,500		PerkinElmer, Inc	30,555
360		Roper Industries, Inc	14,144
1,578		Tektronix, Inc	39,813
1,408	*	Teradyne, Inc	23,232
2,614	*	Thermo Electron Corp	80,773
23,794	*	Xerox Corp	324,788

		TOTAL INSTRUMENTS AND RELATED PRODUCTS	998,112

INSURANCE AGENTS, BROKERS AND SERVICE - 0.55%
7,893		AON Corp	253,207
391		Gallagher (Arthur J.) & Co	11,265

		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	264,472

INSURANCE CARRIERS - 8.90%
97	*	Alleghany Corp	29,682
1,192	*	Allmerica Financial Corp	49,039
2,089		Ambac Financial Group, Inc	150,533
1,110		American Financial Group, Inc	37,662
200		American National Insurance Co	23,824
924		AmerUs Group Co	53,010
2,858		Assurant, Inc	108,775
3,186		Cigna Corp	375,502
4,336		Cincinnati Financial Corp	181,635
500	*	CNA Financial Corp	14,935
3,662	*	Conseco, Inc	77,305
849		Erie Indemnity Co (Class A)	44,785
4,013		Fidelity National Financial, Inc	178,659
2,042		First American Corp	93,258
5,655		Genworth Financial, Inc	182,317
1,317		HCC Insurance Holdings, Inc	37,574
1,103	*	Health Net, Inc	52,194
943	*	Humana, Inc	45,151

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Index Fund

SHARES			VALUE

3,406		Jefferson-Pilot Corp	$174,285
2,014		Leucadia National Corp	86,803
4,295		Lincoln National Corp	223,426
130	*	Markel Corp	42,965
3,108		MBIA, Inc	188,407
700		Mercury General Corp	41,993
2,325		MGIC Investment Corp	149,265
1,391		Nationwide Financial Services, Inc (Class A)	55,710
4,608		Old Republic International Corp	122,895
940	*	Pacificare Health Systems, Inc	74,993
100	*	Philadelphia Consolidated Holding Co	8,490
2,305		PMI Group, Inc	91,900
7,327		Principal Financial Group	347,080
1,741		Protective Life Corp	71,694
2,131		Radian Group, Inc	113,156
700		Reinsurance Group Of America, Inc	31,290
3,206		Safeco Corp	171,136
700		Stancorp Financial Group, Inc	58,940
2,555		Torchmark Corp	134,981
588		Transatlantic Holdings, Inc	33,516
662		Unitrin, Inc	31,419
7,423		UnumProvident Corp	152,172
2,141		W.R. Berkley Corp	84,527
128	*	WellChoice, Inc	9,715
24		Wesco Financial Corp	8,210

		TOTAL INSURANCE CARRIERS	4,244,808

LOCAL AND INTERURBAN PASSENGER TRANSIT - 0.13%
2,563		Laidlaw International, Inc	61,948

		TOTAL LOCAL AND INTERURBAN PASSENGER TRANSIT	61,948

LUMBER AND WOOD PRODUCTS - 0.16%
2,813		Louisiana-Pacific Corp	77,892

		TOTAL LUMBER AND WOOD PRODUCTS	77,892

METAL MINING - 0.37%
619		Commerce Group, Inc	35,914
1,071		Phelps Dodge Corp	139,155

		TOTAL METAL MINING	175,069

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.47%
3,796		Hasbro, Inc	74,591
9,019		Mattel, Inc	150,437

		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	225,028

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Index Fund

SHARES			VALUE

MISCELLANEOUS RETAIL - 0.98%
988		Barnes & Noble, Inc	$37,248
1,888		Borders Group, Inc	41,857
808	*	Dollar Tree Stores, Inc	17,493
7,847	*	Office Depot, Inc	233,056
13,386	*	Rite Aid Corp	51,938
2,148		Tiffany & Co	85,426

		TOTAL MISCELLANEOUS RETAIL	467,018

MOTION PICTURES - 0.01%
100	*	Avid Technology, Inc	4,140

		TOTAL MOTION PICTURES	4,140

NONDEPOSITORY INSTITUTIONS - 0.89%
2,483		American Capital Strategies Ltd	91,027
2,249	*	AmeriCredit Corp	53,684
399	*	CapitalSource, Inc	8,698
5,263		CIT Group, Inc	237,782
398		Westcorp	23,442
171	*	WFS Financial, Inc	11,489

		TOTAL NONDEPOSITORY INSTITUTIONS	426,122

NONMETALLIC MINERALS, EXCEPT FUELS - 0.13%
837		Vulcan Materials Co	62,114

		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	62,114

OIL AND GAS EXTRACTION - 2.76%
4,796		Chesapeake Energy Corp	183,447
1,028		ENSCO International, Inc	47,895
366		Equitable Resources, Inc	14,296
1,346	*	Forest Oil Corp	70,127
414		Helmerich & Payne, Inc	25,001
2,829		Kerr-McGee Corp	274,724
832	*	Newfield Exploration Co	40,851
3,790		Noble Energy, Inc	177,751
3,412		Pioneer Natural Resources Co	187,387
1,539		Pogo Producing Co	90,709
1,933	*	Pride International, Inc	55,110
1,070		Rowan Cos, Inc	37,974
908		Tidewater, Inc	44,192
100	*	Unit Corp	5,528
1,371		Vintage Petroleum, Inc	62,600

		TOTAL OIL AND GAS EXTRACTION	1,317,592

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Index Fund

SHARES			VALUE

PAPER AND ALLIED PRODUCTS - 1.56%
2,526		Bemis Co	$62,392
6,433		Georgia-Pacific Corp	219,108
4,936		MeadWestvaco Corp	136,332
1,699		OfficeMax, Inc	53,807
1,500		Packaging Corp of America	29,115
6,385	*	Smurfit-Stone Container Corp	66,149
2,400		Sonoco Products Co	65,544
2,739		Temple-Inland, Inc	111,888

		TOTAL PAPER AND ALLIED PRODUCTS	744,335

PERSONAL SERVICES - 0.13%
7,482		Service Corp International	62,026

		TOTAL PERSONAL SERVICES	62,026

PETROLEUM AND COAL PRODUCTS - 0.97%
1,942		Amerada Hess Corp	267,025
1,600		Ashland, Inc	88,384
702		Sunoco, Inc	54,896
802		Tesoro Corp	53,926

		TOTAL PETROLEUM AND COAL PRODUCTS	464,231

PRIMARY METAL INDUSTRIES - 1.13%
1,440		Hubbell, Inc (Class B)	67,579
3,977		Nucor Corp	234,603
2,266		Precision Castparts Corp	120,325
2,792		United States Steel Corp	118,241

		TOTAL PRIMARY METAL INDUSTRIES	540,748

PRINTING AND PUBLISHING - 1.67%
1,518		American Greetings Corp (Class A)	41,593
2,262		Belo (A.H.) Corp Series A	51,709
1,854		Knight Ridder, Inc	108,793
1,170		Lee Enterprises, Inc	49,702
500		McClatchy Co (Class A)	32,615
3,511		New York Times Co (Class A)	104,452
5,330		R.R. Donnelley & Sons Co	197,583
5,815		Tribune Co	197,070
17		Washington Post Co (Class B)	13,643

		TOTAL PRINTING AND PUBLISHING	797,160

RAILROAD TRANSPORTATION - 1.26%
5,407		CSX Corp	251,317
8,578		Norfolk Southern Corp	347,924

		TOTAL RAILROAD TRANSPORTATION	599,241

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Index Fund

SHARES			VALUE

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS- 0.20%
1,883	*	Goodyear Tire & Rubber Co	$29,356
1,385	*	Sealed Air Corp	65,732

		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	95,088

SECURITY AND COMMODITY BROKERS - 1.75%
1,916		A.G. Edwards. Inc	83,940
3,818	*	Ameritrade Holding Corp	82,011
2,780		Bear Stearns Cos, Inc	305,105
9,088	*	E*Trade Financial Corp	159,949
162		Federated Investors, Inc (Class B)	5,383
2,500		Instinet Group, Inc	12,425
5,748		Janus Capital Group, Inc	83,059
1,236		Jefferies Group, Inc	53,828
1,500		Raymond James Financial, Inc	48,180
100	*	Refco, Inc	2,827

		TOTAL SECURITY AND COMMODITY BROKERS	836,707

STONE, CLAY, AND GLASS PRODUCTS - 0.41%
800		Lafarge North America, Inc	54,088
3,689	*	Owens-Illinois, Inc	76,067
967	b,*	USG Corp	66,452

		TOTAL STONE, CLAY, AND GLASS PRODUCTS	196,607

TOBACCO PRODUCTS - 0.69%
1,703		Loews Corp (Carolina Group)	67,490
2,133		Reynolds American, Inc	177,082
1,978		UST, Inc	82,799

		TOTAL TOBACCO PRODUCTS	327,371

TRANSPORTATION BY AIR - 0.31%
9,883		Southwest Airlines Co	146,763

		TOTAL TRANSPORTATION BY AIR	146,763

TRANSPORTATION EQUIPMENT - 1.43%
1,850		Autoliv, Inc	80,475
621		Brunswick Corp	23,430
3,900		Dana Corp	36,699
12,465		Delphi Corp	34,403
4,414		Genuine Parts Co	189,361
133		Harsco Corp	8,721
205		ITT Industries, Inc	23,288
545		Paccar, Inc	37,000

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Index Fund

SHARES			VALUE

3,234	*	Pactiv Corp	$56,660
2,253		Textron, Inc	161,585
1,013	*	TRW Automotive Holdings Corp	29,721

		TOTAL TRANSPORTATION EQUIPMENT	681,343

TRANSPORTATION SERVICES - 0.14%
3,161		Sabre Holdings Corp	64,105

		TOTAL TRANSPORTATION SERVICES	64,105

TRUCKING AND WAREHOUSING - 0.15%
550	*	Swift Transportation Co, Inc	9,735
1,464	*	Yellow Roadway Corp	60,639

		TOTAL TRUCKING AND WAREHOUSING	70,374

WATER TRANSPORTATION - 0.20%
1,032		Alexander & Baldwin, Inc	54,944
699		Overseas Shipholding Group, Inc	40,773

		TOTAL WATER TRANSPORTATION	95,717

WHOLESALE TRADE-DURABLE GOODS - 1.14%
2,315		Adesa, Inc	51,162
2,975	*	Arrow Electronics, Inc	93,296
2,400	*	Avnet, Inc	58,680
982		BorgWarner, Inc	55,444
1,586	*	Ingram Micro, Inc (Class A)	29,404
211		Martin Marietta Materials, Inc	16,555
1,800		Omnicare, Inc	101,214
1,088	*	Tech Data Corp	39,940
1,565		W.W. Grainger, Inc	98,470

		TOTAL WHOLESALE TRADE-DURABLE GOODS	544,165

WHOLESALE TRADE-NONDURABLE GOODS - 2.20%
1,392		Airgas, Inc	41,245
2,557		AmerisourceBergen Corp	197,656
136		Brown-Forman Corp (Class B)	8,097
3,748	*	Dean Foods Co	145,647
4,480		McKesson Corp	212,576
900		Reebok International, Ltd	50,913
11,069		Safeway, Inc	283,366
3,409		Supervalu, Inc	106,088
200		Valhi, Inc	3,596

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	1,049,184

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Index Fund

		VALUE

	TOTAL COMMON STOCKS
	(Cost $36,712,424)	$47,520,978

	TOTAL PORTFOLIO - 99.61%
	(Cost $36,712,424)	47,520,978
	OTHER ASSETS & LIABILITIES, NET - 0.39%	187,630

	NET ASSETS - 100.00%	$47,708,608

*	Non-income producing
b	In bankrupcty.

	For ease of presentation, we have grouped a number of industry classification categories together in the Statement of Investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

	At September 30, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $36,720,057. Net unrealized appreciation of portfolio investments aggregated $10,800,921 of which $11,401,741 related to appreciated portfolio investments and $600,820 related to depreciated portfolio investments.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Blend Index Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
MID-CAP BLEND INDEX FUND
STATEMENT OF INVESTMENTS
September 30, 2005

SHARES			VALUE

COMMON STOCKS - 99.64%
AGRICULTURAL PRODUCTION-LIVESTOCK - 0.01%
252		Pilgrim's Pride Corp	$9,173

		TOTAL AGRICULTURAL PRODUCTION-LIVESTOCK	9,173

AMUSEMENT AND RECREATION SERVICES - 0.49%
3,515		Harrah's Entertainment, Inc	229,143
700		International Speedway Corp (Class A)	36,729
1,304	*	Penn National Gaming, Inc	40,567
581		Warner Music Group Corp	10,754
1,457		Westwood One, Inc	28,980

		TOTAL AMUSEMENT AND RECREATION SERVICES	346,173

APPAREL AND ACCESSORY STORES - 1.17%
1,669		Abercrombie & Fitch Co (Class A)	83,200
2,395		American Eagle Outfitters, Inc	56,354
1,333	*	AnnTaylor Stores Corp	35,391
336		Bebe Stores, Inc	5,880
3,501	*	Chico's FAS, Inc	128,837
1,700		Claire's Stores, Inc	41,021
3,100		Foot Locker, Inc	68,014
6,728		Limited Brands, Inc	137,453
4,254		Nordstrom, Inc	145,997
2,800		Ross Stores, Inc	66,360
2,096	*	Urban Outfitters, Inc	61,623

		TOTAL APPAREL AND ACCESSORY STORES	830,130

APPAREL AND OTHER TEXTILE PRODUCTS - 0.49%
301	*	Columbia Sportswear Co	13,967
2,300		Jones Apparel Group, Inc	65,550
2,100		Liz Claiborne, Inc	82,572
1,057		Polo Ralph Lauren Corp	53,167
2,296	*	Quiksilver, Inc	33,177
1,700		VF Corp	98,549

		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	346,982

AUTO REPAIR, SERVICES AND PARKING - 0.12%
1,300		Lear Corp	44,161
1,187		Ryder System, Inc	40,619

		TOTAL AUTO REPAIR, SERVICES AND PARKING	84,780

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Blend Index Fund

SHARES			VALUE

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.55%
2,146	*	Advance Auto Parts	$83,007
3,460	*	Autonation, Inc	69,096
1,074	*	Autozone, Inc	89,411
2,000	*	Carmax, Inc	62,540
1,297	*	Copart, Inc	30,959
1,900	*	O'Reilly Automotive, Inc	53,542

		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	388,555

BUILDING MATERIALS AND GARDEN SUPPLIES - 0.24%
1,200		Fastenal Co	73,308
2,200		Sherwin-Williams Co	96,954

		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	170,262

BUSINESS SERVICES - 6.68%
3,488	*	Activision, Inc	71,330
2,341	*	Affiliated Computer Services, Inc (Class A)	127,819
2,572	*	Akamai Technologies, Inc	41,023
1,582	*	Alliance Data Systems Corp	61,935
4,400		Autodesk, Inc	204,336
7,038	*	BEA Systems, Inc	63,201
2,346	*	BISYS Group, Inc	31,507
4,298	*	BMC Software, Inc	90,688
1,042		Brink's Co	42,785
632	*	CACI International, Inc (Class A)	38,299
5,300	*	Cadence Design Systems, Inc	85,648
2,867	*	Ceridian Corp	59,490
632	*	Cerner Corp	54,940
1,057		Certegy, Inc	42,301
1,600	*	Checkfree Corp	60,512
1,705	*	ChoicePoint, Inc	73,605
3,200	*	Citrix Systems, Inc	80,448
2,607	*	Cognizant Technology Solutions Corp	121,460
3,698	*	Computer Sciences Corp	174,952
7,509	*	Compuware Corp	71,336
2,700	*	Convergys Corp	38,799
951		Deluxe Corp	38,192
1,400	*	DST Systems, Inc	76,762
10,025		Electronic Data Systems Corp	224,961
2,499		Equifax, Inc	87,315
769	*	F5 Networks, Inc	33,428
1,271		Fair Isaac Corp	56,941
3,637	*	Fiserv, Inc	166,829
965	*	Getty Images, Inc	83,029
2,200		GTECH Holdings Corp	70,532
818	*	Hyperion Solutions Corp	39,796
4,304		IMS Health, Inc	108,332
654		Interactive Data Corp	14,813
8,117	*	Interpublic Group of Cos, Inc	94,482

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Blend Index Fund

SHARES			VALUE

3,130	*	Intuit, Inc	$140,255
2,100	*	Iron Mountain, Inc	77,070
955	*	Kinetic Concepts, Inc	54,244
1,579	*	Lamar Advertising Co	71,623
1,399	*	Macromedia, Inc	56,897
1,700		Manpower, Inc	75,463
3,094	*	McAfee, Inc	97,213
1,639	*	Mercury Interactive Corp	64,904
2,000	*	Monster Worldwide, Inc	61,420
1,100		National Instruments Corp	27,104
1,694	*	NAVTEQ Corp	84,615
7,200	*	Novell, Inc	53,640
1,054	*	Pixar	46,914
3,488	*	Red Hat, Inc	73,911
1,483	*	Rent-A-Center, Inc	28,637
1,100		Reynolds & Reynolds Co (Class A)	30,151
3,248		Robert Half International, Inc	115,596
1,416	*	Salesforce.com, Inc	32,738
5,600		ServiceMaster Co	75,824
9,988		Siebel Systems, Inc	103,176
519	*	SRA International, Inc (Class A)	18,414
65,016	*	Sun Microsystems, Inc	254,863
1,809	*	Sybase, Inc	42,367
2,771	*	Synopsys, Inc	52,372
1,448	*	Take-Two Interactive Software, Inc	31,986
700		Total System Services, Inc	16,317
6,534	*	Unisys Corp	43,386
5,119	*	VeriSign, Inc	109,393
6,695	*	WebMD Corp	74,181

		TOTAL BUSINESS SERVICES	4,746,500

CHEMICALS AND ALLIED PRODUCTS - 5.41%
650		Albemarle Corp	24,505
1,384		Alberto-Culver Co	61,934
447	*	American Pharmaceutical Partners, Inc	20,410
2,100		Avery Dennison Corp	110,019
1,936	*	Barr Pharmaceuticals, Inc	106,325
6,627	*	Biogen Idec, Inc	261,634
1,200		Cabot Corp	39,612
900		Celanese Corp (Series A)	15,525
1,131	*	Cephalon, Inc	52,501
1,385	*	Charles River Laboratories International, Inc	60,414
4,488		Chemtura Corp	55,741
2,120	*	Chiron Corp	92,474
1,151		Church & Dwight Co, Inc	42,518
3,028		Clorox Co	168,175
814		Cytec Industries, Inc	35,311
1,774		Dade Behring Holdings, Inc	65,035
1,500		Eastman Chemical Co	70,455
3,500		Ecolab, Inc	111,755
2,400		Engelhard Corp	66,984
2,616		Estee Lauder Cos (Class A)	91,115

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Blend Index Fund

SHARES			VALUE

766	*	FMC Corp	$43,831
6,747	*	Forest Laboratories, Inc	262,931
3,010	*	Hospira, Inc	123,320
1,300	*	Huntsman Corp	25,415
600	*	Idexx Laboratories, Inc	40,128
1,326	*	ImClone Systems, Inc	41,703
1,774		International Flavors & Fragrances, Inc	63,225
1,000	*	Invitrogen Corp	75,230
3,906	*	IVAX Corp	102,962
4,800	*	King Pharmaceuticals, Inc	73,824
238	*	Kos Pharmaceuticals, Inc	15,929
1,260		Lubrizol Corp	54,596
3,944		Lyondell Chemical Co	112,877
4,732	*	Medimmune, Inc	159,232
6,000	*	Millennium Pharmaceuticals, Inc	55,980
2,490	*	Mosaic Co	39,890
4,255		Mylan Laboratories, Inc	81,951
1,677	*	Nalco Holding Co	28,291
976	*	OSI Pharmaceuticals, Inc	28,538
3,251		PPG Industries, Inc	192,427
2,084	*	Protein Design Labs, Inc	58,352
3,058		Rohm & Haas Co	125,776
2,200		RPM International, Inc	40,480
500		Scotts Miracle-Gro Co (Class A)	43,965
2,021	*	Sepracor, Inc	119,219
1,300		Sigma-Aldrich Corp	83,278
1,846		Valeant Pharmaceuticals International	37,068
1,904		Valspar Corp	42,573
1,654	*	VCA Antech, Inc	42,210
2,100	*	Watson Pharmaceuticals, Inc	76,881

		TOTAL CHEMICALS AND ALLIED PRODUCTS	3,844,524

COAL MINING - 0.71%
1,207		Arch Coal, Inc	81,473
1,795		Consol Energy, Inc	136,905
1,459		Massey Energy Co	74,511
2,524		Peabody Energy Corp	212,899

		TOTAL COAL MINING	505,788

COMMUNICATIONS - 3.10%
2,566	*	Alamosa Holdings, Inc	43,904
7,641	*	American Tower Corp (Class A)	190,643
9,179	*	Avaya, Inc	94,544
3,753	*	Cablevision Systems Corp (Class A)	115,105
2,507		CenturyTel, Inc	87,695
6,654		Citizens Communications Co	90,162
4,294	*	Crown Castle International Corp	105,761
4,390		EchoStar Communications Corp (Class A)	129,812
583		Global Payments, Inc	45,311
661		Hearst-Argyle Television, Inc	16,981

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Blend Index Fund

SHARES			VALUE

9,064	*	Liberty Global, Inc	$245,453
5,402	*	MCI, Inc	137,049
3,700	*	NCR Corp	118,067
2,912	*	Nextel Partners, Inc (Class A)	73,091
1,246	*	NII Holdings, Inc (Class B)	105,225
1,425	*	NTL, Inc	95,190
888		PanAmSat Holding Corp	21,490
28,900	*	Qwest Communications International, Inc	118,490
2,031		Telephone and Data Systems, Inc (Non-Vote)	79,209
4,233	*	Univision Communications, Inc (Class A)	112,301
301	*	US Cellular Corp	16,079
400	*	West Corp	14,956
4,064	*	XM Satellite Radio Holdings, Inc	145,938

		TOTAL COMMUNICATIONS	2,202,456

DEPOSITORY INSTITUTIONS - 6.06%
6,900		AmSouth Bancorp	174,294
2,507		Associated Banc-Corp	76,413
1,950		Astoria Financial Corp	51,519
987		Bank of Hawaii Corp	48,580
414		BOK Financial Corp	19,942
400		Capitol Federal Financial	13,688
800		City National Corp	56,072
2,900		Colonial Bancgroup, Inc	64,960
3,278		Comerica, Inc	193,074
3,082		Commerce Bancorp, Inc	94,587
1,202		Commerce Bancshares, Inc	61,879
2,436		Compass Bancshares, Inc	111,642
1,000		Cullen/Frost Bankers, Inc	49,340
447		Downey Financial Corp	27,222
1,036		East West Bancorp, Inc	35,266
2,400		First Horizon National Corp	87,240
1,700		FirstMerit Corp	45,543
2,993		Fulton Financial Corp	50,133
2,995		Hibernia Corp (Class A)	89,970
11,247		Hudson City Bancorp, Inc	133,839
4,500		Huntington Bancshares, Inc	101,115
1,577		Independence Community Bank Corp	53,760
1,201		IndyMac Bancorp, Inc	47,536
898		International Bancshares Corp	26,671
1,300		Investors Financial Services Corp	42,770
7,796		Keycorp	251,421
1,452		M&T Bank Corp	153,491
4,363		Marshall & Ilsley Corp	189,834
8,091		Mellon Financial Corp	258,669
1,500		Mercantile Bankshares Corp	80,820
5,033		New York Community Bancorp, Inc	82,541
9,290		North Fork Bancorporation, Inc	236,895
3,744		Northern Trust Corp	189,259
1,050		People's Bank	30,429
5,261		Popular, Inc	127,421

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Blend Index Fund

SHARES			VALUE

1,800		Sky Financial Group, Inc	$50,598
1,301		South Financial Group, Inc	34,919
7,100		Sovereign Bancorp, Inc	156,484
5,931		Synovus Financial Corp	164,407
2,700		TCF Financial Corp	72,225
1,621		TD Banknorth, Inc	48,857
1,125		UnionBanCal Corp	78,435
2,174		Valley National Bancorp	49,785
1,751		Washington Federal, Inc	39,503
1,101		Webster Financial Corp	49,501
1,151		Whitney Holding Corp	31,123
1,300		Wilmington Trust Corp	47,385
1,700		Zions Bancorporation	121,057

		TOTAL DEPOSITORY INSTITUTIONS	4,302,114

EATING AND DRINKING PLACES - 0.67%
1,550		Applebees International, Inc	32,069
1,418		Aramark Corp (Class B)	37,875
1,700		Brinker International, Inc	63,852
904		CBRL Group, Inc	30,429
2,999		Darden Restaurants, Inc	91,080
1,200		Outback Steakhouse, Inc	43,920
1,158	*	Sonic Corp	31,671
1,451	*	The Cheesecake Factory, Inc	45,329
2,200	*	Wendy's International, Inc	99,330

		TOTAL EATING AND DRINKING PLACES	475,555

EDUCATIONAL SERVICES - 0.29%
2,000	*	Career Education Corp	71,120
1,422	*	Education Management Corp	45,845
875	*	ITT Educational Services, Inc	43,181
978	*	Laureate Education, Inc	47,893

		TOTAL EDUCATIONAL SERVICES	208,039

ELECTRIC, GAS, AND SANITARY SERVICES - 9.18%
12,611	*	AES Corp	207,199
1,530		AGL Resources, Inc	56,778
3,108	*	Allegheny Energy, Inc	95,478
2,300		Alliant Energy Corp	66,999
4,202	*	Allied Waste Industries, Inc	35,507
3,783		Ameren Corp	202,353
7,427		American Electric Power Co, Inc	294,852
1,825		Aqua America, Inc	69,387
1,422		Atmos Energy Corp	40,172
6,095		Centerpoint Energy, Inc	90,633
3,825		Cinergy Corp	169,868
4,287	*	CMS Energy Corp	70,521
4,699		Consolidated Edison, Inc	228,136
3,399		Constellation Energy Group, Inc	209,378
2,400		DPL, Inc	66,720
3,400		DTE Energy Co	155,924

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Blend Index Fund

SHARES			VALUE

6,000	*	Dynegy, Inc (Class A)	$28,260
6,293		Edison International	297,533
12,357		El Paso Corp	171,762
1,402		Energen Corp	60,651
2,800		Energy East Corp	70,532
1,400		Great Plains Energy, Inc	41,874
1,600		Hawaiian Electric Industries, Inc	44,608
3,399		KeySpan Corp	125,015
1,800		Kinder Morgan, Inc	173,088
2,200		MDU Resources Group, Inc	78,430
1,686		National Fuel Gas Co	57,661
5,232		NiSource, Inc	126,876
2,600		Northeast Utilities	51,870
1,701	*	NRG Energy, Inc	72,463
2,000		NSTAR	57,840
1,800		OGE Energy Corp	50,580
1,901		Oneok, Inc	64,672
3,700		Pepco Holdings, Inc	86,099
7,124		PG&E Corp	279,617
1,363		Piedmont Natural Gas Co, Inc	34,307
1,900		Pinnacle West Capital Corp	83,752
1,344		PNM Resources, Inc	38,532
7,248		PPL Corp	234,328
4,792		Progress Energy, Inc	214,442
4,600		Public Service Enterprise Group, Inc	296,056
1,900		Puget Energy, Inc	44,612
1,600		Questar Corp	140,992
5,948	*	Reliant Energy, Inc	91,837
2,663		Republic Services, Inc	93,977
2,218		SCANA Corp	93,688
5,154		Sempra Energy	242,547
1,902	*	Southern Union Co	49,015
821	*	Stericycle, Inc	46,920
3,881		TECO Energy, Inc	69,936
1,896		UGI Corp	53,372
1,500		Vectren Corp	42,525
1,619		Westar Energy, Inc	39,066
1,110		Western Gas Resources, Inc	56,865
10,949		Williams Cos, Inc	274,272
2,200		Wisconsin Energy Corp	87,824
700		WPS Resources Corp	40,460
7,750		Xcel Energy, Inc	151,978

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	6,520,639

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 7.09%
2,329	*	ADC Telecommunications, Inc	53,241
7,700	*	Advanced Micro Devices, Inc	194,040
3,567	*	Agere Systems, Inc	37,132
7,218	*	Altera Corp	137,936
3,300		American Power Conversion Corp	85,470

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Blend Index Fund

SHARES			VALUE

1,338		Ametek, Inc	$57,494
1,668		Amphenol Corp (Class A)	67,287
7,077		Analog Devices, Inc	262,840
3,268	*	Andrew Corp	36,438
1,000		AVX Corp	12,740
5,319	*	Broadcom Corp (Class A)	249,514
3,847	*	Comverse Technology, Inc	101,061
1,600	*	Cree, Inc	40,032
500	*	Dolby Laboratories, Inc (Class A)	8,000
1,400	*	Energizer Holdings, Inc	79,380
7,744	*	Freescale Semiconductor, Inc (Class B)	182,604
1,297		Harman International Industries, Inc	132,644
2,599		Harris Corp	108,638
1,200	*	International Rectifier Corp	54,096
3,000		Intersil Corp (Class A)	65,340
26,100	*	JDS Uniphase Corp	57,942
2,309		L-3 Communications Holdings, Inc	182,573
5,838		Linear Technology Corp	219,450
7,600	*	LSI Logic Corp	74,860
84,553	*	Lucent Technologies, Inc	274,797
6,331		Maxim Integrated Products, Inc	270,017
2,656	*	MEMC Electronic Materials, Inc	60,530
4,107		Microchip Technology, Inc	123,703
11,253	*	Micron Technology, Inc	149,665
2,800		Molex, Inc	74,704
6,759		National Semiconductor Corp	177,762
7,110	*	Network Appliance, Inc	168,791
2,456	*	Novellus Systems, Inc	61,596
3,256	*	Nvidia Corp	111,616
1,800	*	QLogic Corp	61,560
3,467		Rockwell Collins, Inc	167,525
10,500	*	Sanmina-SCI Corp	45,045
2,899		Scientific-Atlanta, Inc	108,741
25,524	*	Sirius Satellite Radio, Inc	167,182
656	*	Spectrum Brands, Inc	15,449
700		Teleflex, Inc	49,350
8,605	*	Tellabs, Inc	90,525
1,166	*	Thomas & Betts Corp	40,122
3,183	*	Vishay Intertechnology, Inc	38,037
1,200		Whirlpool Corp	90,924
6,795		Xilinx, Inc	189,241

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	5,037,634

ENGINEERING AND MANAGEMENT SERVICES - 1.66%
3,200	*	Celgene Corp	173,824
813		Corporate Executive Board Co	63,398
1,700		Fluor Corp	109,446
1,017	*	Gen-Probe, Inc	50,291
703	*	Hewitt Associates, Inc	19,178
1,097	*	Jacobs Engineering Group, Inc	73,938
4,777		Moody's Corp	244,009

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Blend Index Fund

SHARES			VALUE

6,401		Paychex, Inc	$237,349
899	*	Pharmaceutical Product Development, Inc	51,701
3,100		Quest Diagnostics, Inc	156,674

		TOTAL ENGINEERING AND MANAGEMENT SERVICES	1,179,808

FABRICATED METAL PRODUCTS - 0.36%
719	*	Alliant Techsystems, Inc	53,673
730		Aptargroup, Inc	36,361
2,099		Ball Corp	77,117
3,154	*	Crown Holdings, Inc	50,275
1,100		Snap-On, Inc	39,732

		TOTAL FABRICATED METAL PRODUCTS	257,158

FOOD AND KINDRED PRODUCTS - 2.37%
12,672		Archer Daniels Midland Co	312,492
4,419		Campbell Soup Co	131,465
5,761		Coca-Cola Enterprises, Inc	112,340
9,976		ConAgra Foods, Inc	246,906
3,597	*	Constellation Brands, Inc (Class A)	93,522
3,753	*	Del Monte Foods Co	40,270
6,751		H.J. Heinz Co	246,682
1,400		Hormel Foods Corp	46,186
1,052		J.M. Smucker Co	51,064
2,600		McCormick & Co, Inc (Non-Vote)	84,838
948		Molson Coors Brewing Co (Class B)	60,681
2,733		Pepsi Bottling Group, Inc	78,027
1,380		PepsiAmericas, Inc	31,367
1,711	*	Smithfield Foods, Inc	50,782
520	*	TreeHouse Foods, Inc	13,978
4,700		Tyson Foods, Inc (Class A)	84,835

		TOTAL FOOD AND KINDRED PRODUCTS	1,685,435

FOOD STORES - 0.97%
520	*	7-Eleven, Inc	18,517
7,107		Albertson's, Inc	182,295
13,944	*	Kroger Co	287,107
580	*	Panera Bread Co (Class A)	29,684
1,262		Whole Foods Market, Inc	169,676

		TOTAL FOOD STORES	687,279

FORESTRY - 0.08%
993		Rayonier, Inc	57,217

		TOTAL FORESTRY	57,217

FURNITURE AND FIXTURES - 0.83%
1,300		Herman Miller, Inc	39,390
1,100		Hillenbrand Industries, Inc	51,755

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Blend Index Fund

SHARES			VALUE

1,100		HNI Corp	$66,242
3,714		Johnson Controls, Inc	230,454
3,600		Leggett & Platt, Inc	72,720
5,365		Newell Rubbermaid, Inc	121,517
765	*	Tempur-Pedic International, Inc	9,058

		TOTAL FURNITURE AND FIXTURES	591,136

FURNITURE AND HOMEFURNISHINGS STORES - 0.77%
5,689	*	Bed Bath & Beyond, Inc	228,584
3,500		Circuit City Stores, Inc	60,060
1,000	*	Mohawk Industries, Inc	80,250
3,100		RadioShack Corp	76,880
1,300		Steelcase, Inc (Class A)	18,798
2,235	*	Williams-Sonoma, Inc	85,712

		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	550,284

GENERAL BUILDING CONTRACTORS - 1.78%
826		Beazer Homes USA, Inc	48,461
2,427		Centex Corp	156,736
5,197		DR Horton, Inc	188,235
704	*	Hovnanian Enterprises, Inc (Class A)	36,045
1,620		KB Home	118,584
2,552		Lennar Corp (Class A)	152,508
643		MDC Holdings, Inc	50,726
495	*	Meritage Homes Corp	37,947
100	*	NVR, Inc	88,495
4,160		Pulte Homes, Inc	178,547
900		Ryland Group, Inc	61,578
1,320		Standard-Pacific Corp	54,793
2,072	*	Toll Brothers, Inc	92,556

		TOTAL GENERAL BUILDING CONTRACTORS	1,265,211

GENERAL MERCHANDISE STORES - 1.55%
1,260	*	BJ's Wholesale Club, Inc	35,028
1,359		Dillard's, Inc (Class A)	28,376
6,215		Dollar General Corp	113,983
3,318		Family Dollar Stores, Inc	65,929
5,007		Federated Department Stores, Inc	334,818
4,547		JC Penney Co, Inc	215,619
779		Neiman Marcus Group, Inc (Class A)	77,861
2,300	*	Saks, Inc	42,550
9,225		TJX Cos, Inc	188,928

		TOTAL GENERAL MERCHANDISE STORES	1,103,092

HEALTH SERVICES - 1.86%
1,734	*	Community Health Systems, Inc	67,297
1,242	*	Covance, Inc	59,604

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Blend Index Fund

SHARES			VALUE

2,072	*	Coventry Health Care, Inc	$178,233
1,962	*	DaVita, Inc	90,389
1,101	*	Edwards Lifesciences Corp	48,895
2,400	*	Express Scripts, Inc	149,280
4,688		Health Management Associates, Inc (Class A)	110,027
2,649	*	Laboratory Corp of America Holdings	129,033
1,048	*	LifePoint Hospitals, Inc	45,829
1,733	*	Lincare Holdings, Inc	71,140
1,599		Manor Care, Inc	61,418
1,300	*	Renal Care Group, Inc	61,516
505	*	Sierra Health Services, Inc	34,779
8,931	*	Tenet Healthcare Corp	100,295
1,639	*	Triad Hospitals, Inc	74,198
900		Universal Health Services, Inc (Class B)	42,867

		TOTAL HEALTH SERVICES	1,324,800

HOLDING AND OTHER INVESTMENT OFFICES - 7.04%
593	*	Affiliated Managers Group, Inc	42,945
2,500		Allied Capital Corp	71,575
1,594		AMB Property Corp	71,571
2,554		American Financial Realty Trust	36,267
2,400		Annaly Mortgage Management, Inc	31,080
1,864		Apartment Investment & Management Co (Class A)	72,286
3,756		Archstone-Smith Trust	149,752
1,288		Arden Realty, Inc	53,027
1,400		AvalonBay Communities, Inc	119,980
2,169		Boston Properties, Inc	153,782
935		BRE Properties, Inc (Class A)	41,608
960		Camden Property Trust	53,520
1,081		CarrAmerica Realty Corp	38,862
801		CBL & Associates Properties, Inc	32,833
976		Centerpoint Properties Trust	43,725
1,400		Crescent Real Estate Equities Co	28,714
2,039		Developers Diversified Realty Corp	95,221
2,806		Duke Realty Corp	95,067
7,844		Equity Office Properties Trust	256,577
5,495		Equity Residential	207,986
510		Essex Property Trust, Inc	45,900
1,000		Federal Realty Investment Trust	60,930
2,791		Friedman Billings Ramsey Group, Inc	28,440
3,450		General Growth Properties, Inc	155,009
267		Global Signal, Inc	11,946
2,600		Health Care Property Investors, Inc	70,174
1,050		Health Care REIT, Inc	38,945
947		Healthcare Realty Trust, Inc	38,013
1,401		Hospitality Properties Trust	60,047
6,667		Host Marriott Corp	112,672
3,800		HRPT Properties Trust	47,158
8,350		iShares Russell Midcap Index Fund	722,609
2,200		iStar Financial, Inc	88,946
3,832		Kimco Realty Corp	120,401
600		KKR Financial Corp	13,344

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Blend Index Fund

SHARES			VALUE

1,709		Liberty Property Trust	$72,701
1,160		Macerich Co	75,330
1,249		Mack-Cali Realty Corp	56,130
1,098		Mills Corp	60,478
968		New Century Financial Corp	35,109
2,035		New Plan Excel Realty Trust	46,703
746		Pan Pacific Retail Properties, Inc	49,161
3,500		Plum Creek Timber Co, Inc	132,685
4,826		Prologis	213,840
1,562		Public Storage, Inc	104,654
1,614		Realty Income Corp	38,591
1,506		Reckson Associates Realty Corp	52,032
1,208		Regency Centers Corp	69,400
943		Shurgard Storage Centers, Inc (Class A)	52,685
840		SL Green Realty Corp	57,271
4,756	*	Telewest Global, Inc	109,150
1,900		Thornburg Mortgage, Inc	47,614
1,700		Trizec Properties, Inc	39,202
2,636		United Dominion Realty Trust, Inc	62,473
1,909		Ventas, Inc	61,470
2,271		Vornado Realty Trust	196,714
1,517		Weingarten Realty Investors	57,418

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	5,001,723

HOTELS AND OTHER LODGING PLACES - 0.96%
851		Boyd Gaming Corp	36,695
307		Choice Hotels International, Inc	19,844
7,266		Hilton Hotels Corp	162,177
422	*	Las Vegas Sands Corp	13,888
2,274	*	MGM Mirage	99,533
4,124		Starwood Hotels & Resorts Worldwide, Inc	235,769
1,088		Station Casinos, Inc	72,200
949	*	Wynn Resorts Ltd	42,847

		TOTAL HOTELS AND OTHER LODGING PLACES	682,953

INDUSTRIAL MACHINERY AND EQUIPMENT - 5.10%
3,590		American Standard Cos, Inc	167,115
1,600		Black & Decker Corp	131,344
593		Carlisle Cos, Inc	37,697
1,200		CDW Corp	70,704
1,038	*	Cooper Cameron Corp	76,739
917		Cummins, Inc	80,687
1,400		Diebold, Inc	48,244
1,400		Donaldson Co, Inc	42,742
3,877		Dover Corp	158,143
400	*	Dresser-Rand Group, Inc	9,852
2,879		Eaton Corp	182,960
1,301	*	FMC Technologies, Inc	54,785
1,301		Graco, Inc	44,598

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Blend Index Fund

SHARES			VALUE

2,429	*	Grant Prideco, Inc	$98,739
908		IDEX Corp	38,635
6,711		International Game Technology	181,197
3,100	*	Jabil Circuit, Inc	95,852
1,527		Joy Global, Inc	77,052
2,664	*	Lam Research Corp	81,172
2,405	*	Lexmark International, Inc	146,825
3,335	*	National Oilwell Varco, Inc	219,443
2,488		Pall Corp	68,420
2,300		Parker Hannifin Corp	147,913
1,900		Pentair, Inc	69,350
4,440		Pitney Bowes, Inc	185,326
3,500		Rockwell Automation, Inc	185,150
3,482	*	SanDisk Corp	168,007
1,169	*	Scientific Games Corp (Class A)	36,239
4,098		Smith International, Inc	136,504
18,985	*	Solectron Corp	74,231
1,400		SPX Corp	64,330
1,571		Stanley Works	73,334
4,600		Symbol Technologies, Inc	44,528
979	*	Terex Corp	48,392
1,411		Timken Co	41,808
762		Toro Co	28,011
2,473	*	Varian Medical Systems, Inc	97,708
4,000	*	Western Digital Corp	51,720
1,380	*	Zebra Technologies Corp (Class A)	53,944

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	3,619,440

INSTRUMENTS AND RELATED PRODUCTS - 4.00%
1,256	*	Advanced Medical Optics, Inc	47,665
1,203	*	Affymetrix, Inc	55,615
9,432	*	Agilent Technologies, Inc	308,898
2,518	*	Allergan, Inc	230,699
3,700		Applera Corp (Applied Biosystems Group)	85,988
2,069		Bard (C.R.), Inc	136,616
1,080		Bausch & Lomb, Inc	87,134
1,200		Beckman Coulter, Inc	64,776
4,826		Biomet, Inc	167,510
838		Cooper Cos, Inc	64,199
1,500		Dentsply International, Inc	81,030
5,561		Eastman Kodak Co	135,299
2,336	*	Fisher Scientific International, Inc	144,949
1,116	*	Flir Systems, Inc	33,011
689	*	Inamed Corp	52,144
3,800		Kla-Tencor Corp	185,288
836	*	Mettler-Toledo International, Inc	42,619
919	*	Millipore Corp	57,796
2,520		PerkinElmer, Inc	51,332
700	*	Resmed, Inc	55,755
1,400	*	Respironics, Inc	59,052
1,714		Roper Industries, Inc	67,343

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Blend Index Fund

SHARES			VALUE

784	*	Techne Corp	$44,672
1,800		Tektronix, Inc	45,414
3,700	*	Teradyne, Inc	61,050
3,100	*	Thermo Electron Corp	95,790
1,038	*	Trimble Navigation Ltd	34,970
2,286	*	Waters Corp	95,098
18,290	*	Xerox Corp	249,659

		TOTAL INSTRUMENTS AND RELATED PRODUCTS	2,841,371

INSURANCE AGENTS, BROKERS AND SERVICE - 0.42%
6,132		AON Corp	196,715
1,072		Brown & Brown, Inc	53,268
1,700		Gallagher (Arthur J.) & Co	48,977

		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	298,960

INSURANCE CARRIERS - 5.27%
87	*	Alleghany Corp	26,622
984	*	Allmerica Financial Corp	40,482
2,100		Ambac Financial Group, Inc	151,326
802		American Financial Group, Inc	27,212
134		American National Insurance Co	15,962
997	*	AMERIGROUP Corp	19,063
758		AmerUs Group Co	43,486
2,172		Assurant, Inc	82,666
2,450		Cigna Corp	288,757
3,318		Cincinnati Financial Corp	138,991
400	*	CNA Financial Corp	11,948
2,793	*	Conseco, Inc	58,960
797		Erie Indemnity Co (Class A)	42,042
3,074		Fidelity National Financial, Inc	136,854
1,500		First American Corp	68,505
4,286		Genworth Financial, Inc	138,181
1,854		HCC Insurance Holdings, Inc	52,895
2,100	*	Health Net, Inc	99,372
3,099	*	Humana, Inc	148,380
2,624		Jefferson-Pilot Corp	134,270
1,599		Leucadia National Corp	68,917
3,261		Lincoln National Corp	169,637
174	*	Markel Corp	57,507
2,599		MBIA, Inc	157,551
500		Mercury General Corp	29,995
1,840		MGIC Investment Corp	118,128
1,031		Nationwide Financial Services, Inc (Class A)	41,292
3,400		Old Republic International Corp	90,678
1,745	*	Pacificare Health Systems, Inc	139,216
306	*	Philadelphia Consolidated Holding Co	25,979
1,800		PMI Group, Inc	71,766
5,599		Principal Financial Group	265,225
1,300		Protective Life Corp	53,534

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Blend Index Fund

SHARES			VALUE

1,662		Radian Group, Inc	$88,252
600		Reinsurance Group Of America, Inc	26,820
2,457		Safeco Corp	131,155
600		Stancorp Financial Group, Inc	50,520
2,050		Torchmark Corp	108,302
500		Transatlantic Holdings, Inc	28,500
900		Unitrin, Inc	42,714
5,653		UnumProvident Corp	115,887
2,074		W.R. Berkley Corp	81,882
657	*	WellChoice, Inc	49,866
19		Wesco Financial Corp	6,500

		TOTAL INSURANCE CARRIERS	3,745,797

LEATHER AND LEATHER PRODUCTS - 0.37%
7,194	*	Coach, Inc	225,604
1,032	*	Timberland Co (Class A)	34,861

		TOTAL LEATHER AND LEATHER PRODUCTS	260,465

LOCAL AND INTERURBAN PASSENGER TRANSIT - 0.07%
1,981		Laidlaw International, Inc	47,881

		TOTAL LOCAL AND INTERURBAN PASSENGER TRANSIT	47,881

LUMBER AND WOOD PRODUCTS - 0.09%
2,207		Louisiana-Pacific Corp	61,112

		TOTAL LUMBER AND WOOD PRODUCTS	61,112

METAL MINING - 0.65%
467		Commerce Group, Inc	27,095
3,494		Freeport-McMoRan Copper & Gold, Inc (Class A)	169,773
1,823		Phelps Dodge Corp	236,862
460		Southern Peru Copper Corp	25,742

		TOTAL METAL MINING	459,472

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.58%
2,784		Fortune Brands, Inc	226,423
2,900		Hasbro, Inc	56,985
7,917		Mattel, Inc	132,056

		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	415,464

MISCELLANEOUS RETAIL - 0.95%
983		Barnes & Noble, Inc	37,059
1,300		Borders Group, Inc	28,821
600	*	CKX, Inc	7,542

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Blend Index Fund

SHARES			VALUE

713	*	Dick's Sporting Goods, Inc	$21,468
2,100	*	Dollar Tree Stores, Inc	45,465
1,381	*	Marvel Entertainment, Inc	24,678
2,600		Michaels Stores, Inc	85,956
914		MSC Industrial Direct Co (Class A)	30,317
6,200	*	Office Depot, Inc	184,140
2,835		Petsmart, Inc	61,746
9,959	*	Rite Aid Corp	38,641
2,741		Tiffany & Co	109,010

		TOTAL MISCELLANEOUS RETAIL	674,843

MOTION PICTURES - 0.10%
824	*	Avid Technology, Inc	34,114
719	*	DreamWorks Animation SKG, Inc (Class A)	19,888
918		Regal Entertainment Group (Class A)	18,397

		TOTAL MOTION PICTURES	72,399

NONDEPOSITORY INSTITUTIONS - 0.61%
1,946		American Capital Strategies Ltd	71,340
2,800	*	AmeriCredit Corp	66,836
1,268	*	CapitalSource, Inc	27,642
4,100		CIT Group, Inc	185,238
492		First Marblehead Corp	12,497
308	*	Nelnet, Inc	11,707
81		Student Loan Corp	19,187
478		Westcorp	28,154
109	*	WFS Financial, Inc	7,324

		TOTAL NONDEPOSITORY INSTITUTIONS	429,925

NONMETALLIC MINERALS, EXCEPT FUELS - 0.29%
861		Florida Rock Industries, Inc	55,181
2,000		Vulcan Materials Co	148,420

		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	203,601

OIL AND GAS EXTRACTION - 3.76%
6,200		BJ Services Co	223,138
6,022		Chesapeake Energy Corp	230,342
1,110	*	Denbury Resources, Inc	55,988
1,100		Diamond Offshore Drilling, Inc	67,375
2,900		ENSCO International, Inc	135,111
2,300		Equitable Resources, Inc	89,838
1,036	*	Forest Oil Corp	53,976
999		Helmerich & Payne, Inc	60,330
2,271		Kerr-McGee Corp	220,537
2,372	*	Newfield Exploration Co	116,465
3,480		Noble Energy, Inc	163,212

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Blend Index Fund

SHARES			VALUE

3,214		Patterson-UTI Energy, Inc	$115,961
2,716		Pioneer Natural Resources Co	149,163
1,476	*	Plains Exploration & Production Co	63,202
1,200		Pogo Producing Co	70,728
3,193	*	Pride International, Inc	91,032
1,100	*	Quicksilver Resources, Inc	52,569
1,651		Range Resources Corp	63,745
2,108		Rowan Cos, Inc	74,813
1,396	*	Southwestern Energy Co	102,466
1,199		Tidewater, Inc	58,355
914	*	Unit Corp	50,526
1,058		Vintage Petroleum, Inc	48,308
6,895		XTO Energy, Inc	312,481

		TOTAL OIL AND GAS EXTRACTION	2,669,661

PAPER AND ALLIED PRODUCTS - 0.81%
2,000		Bemis Co	49,400
4,924		Georgia-Pacific Corp	167,711
3,447		MeadWestvaco Corp	95,206
1,455		OfficeMax, Inc	46,080
1,100		Packaging Corp of America	21,351
5,100	*	Smurfit-Stone Container Corp	52,836
2,000		Sonoco Products Co	54,620
2,138		Temple-Inland, Inc	87,337

		TOTAL PAPER AND ALLIED PRODUCTS	574,541

PERSONAL SERVICES - 0.50%
2,696		Cintas Corp	110,671
6,400		H&R Block, Inc	153,472
6,000		Service Corp International	49,740
741	*	Weight Watchers International, Inc	38,221

		TOTAL PERSONAL SERVICES	352,104

PETROLEUM AND COAL PRODUCTS - 1.51%
1,485		Amerada Hess Corp	204,188
1,300		Ashland, Inc	71,812
4,650		EOG Resources, Inc	348,285
3,130		Murphy Oil Corp	156,093
2,612		Sunoco, Inc	204,258
1,310		Tesoro Corp	88,084

		TOTAL PETROLEUM AND COAL PRODUCTS	1,072,720

PRIMARY METAL INDUSTRIES - 0.74%
1,916		Allegheny Technologies, Inc	59,358
1,200		Hubbell, Inc (Class B)	56,316
3,100		Nucor Corp	182,869

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Blend Index Fund

SHARES			VALUE

2,548		Precision Castparts Corp	$135,299
2,182		United States Steel Corp	92,408

		TOTAL PRIMARY METAL INDUSTRIES	526,250

PRINTING AND PUBLISHING - 1.57%
854	*	ACCO Brands Corp	24,100
1,143		American Greetings Corp (Class A)	31,318
1,700		Belo (A.H.) Corp Series A	38,862
2,873		Dex Media, Inc	79,841
970		Dow Jones & Co, Inc	37,044
1,282	*	Dun & Bradstreet Corp	84,445
1,549		EW Scripps Co	77,404
1,000		Harte-Hanks, Inc	26,430
900		John Wiley & Sons, Inc (Class A)	37,566
1,408		Knight Ridder, Inc	82,621
899		Lee Enterprises, Inc	38,190
400		McClatchy Co (Class A)	26,092
757		Meredith Corp	37,767
2,700		New York Times Co (Class A)	80,325
470	*	R.H. Donnelley Corp	29,732
4,099		R.R. Donnelley & Sons Co	151,950
4,533		Tribune Co	153,623
101		Washington Post Co (Class B)	81,053

		TOTAL PRINTING AND PUBLISHING	1,118,363

RAILROAD TRANSPORTATION - 0.72%
4,200		CSX Corp	195,216
7,786		Norfolk Southern Corp	315,800

		TOTAL RAILROAD TRANSPORTATION	511,016

REAL ESTATE - 0.26%
990	*	CB Richard Ellis Group, Inc	48,708
1,222		Forest City Enterprises, Inc (Class A)	46,558
1,448		St. Joe Co	90,428

		TOTAL REAL ESTATE	185,694

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.17%
2,948	*	Goodyear Tire & Rubber Co	45,959
1,600	*	Sealed Air Corp	75,936

		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	121,895

SECURITY AND COMMODITY BROKERS - 2.12%
1,399		A.G. Edwards. Inc	61,290
4,700	*	Ameritrade Holding Corp	100,956
2,200		Bear Stearns Cos, Inc	241,450

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Blend Index Fund

SHARES			VALUE

351		BlackRock, Inc	$31,106
609		Chicago Mercantile Exchange Holdings, Inc	205,416
7,153	*	E*Trade Financial Corp	125,893
2,600		Eaton Vance Corp	64,532
1,600		Federated Investors, Inc (Class B)	53,168
2,200		Instinet Group, Inc	10,934
4,300		Janus Capital Group, Inc	62,135
900		Jefferies Group, Inc	39,195
1,954		Legg Mason, Inc	214,334
1,000		Nuveen Investments, Inc	39,390
1,150		Raymond James Financial, Inc	36,938
400	*	Refco, Inc	11,308
1,163		SEI Investments Co	43,706
2,515		T Rowe Price Group, Inc	164,230

		TOTAL SECURITY AND COMMODITY BROKERS	1,505,981

STONE, CLAY, AND GLASS PRODUCTS - 0.29%
2,972		Gentex Corp	51,713
600		Lafarge North America, Inc	40,566
2,906	*	Owens-Illinois, Inc	59,922
755	b,*	USG Corp	51,884

		TOTAL STONE, CLAY, AND GLASS PRODUCTS	204,085

TOBACCO PRODUCTS - 0.45%
1,287		Loews Corp (Carolina Group)	51,004
1,639		Reynolds American, Inc	136,070
3,250		UST, Inc	136,045

		TOTAL TOBACCO PRODUCTS	323,119

TRANSPORTATION BY AIR - 0.41%
3,051	*	AMR Corp	34,110
1,889	*	JetBlue Airways Corp	33,246
15,021		Southwest Airlines Co	223,062

		TOTAL TRANSPORTATION BY AIR	290,418

TRANSPORTATION EQUIPMENT - 1.83%
1,776		Autoliv, Inc	77,256
1,873		Brunswick Corp	70,668
2,800		Dana Corp	26,348
9,600		Delphi Corp	26,496
3,301		Genuine Parts Co	141,613
2,300		Goodrich Corp	101,982
839		Harsco Corp	55,013
1,739		ITT Industries, Inc	197,550
1,200	*	Navistar International Corp	38,916
1,370		Oshkosh Truck Corp	59,129
3,350		Paccar, Inc	227,432
2,900	*	Pactiv Corp	50,808

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Blend Index Fund

SHARES			VALUE

800		Polaris Industries, Inc	$39,640
2,300		Textron, Inc	164,956
764	*	TRW Automotive Holdings Corp	22,416

		TOTAL TRANSPORTATION EQUIPMENT	1,300,223

TRANSPORTATION SERVICES - 0.39%
1,618		C.H. Robinson Worldwide, Inc	103,746
2,099		Expeditors International Washington, Inc	119,181
2,510		Sabre Holdings Corp	50,903

		TOTAL TRANSPORTATION SERVICES	273,830

TRUCKING AND WAREHOUSING - 0.28%
1,001		CNF, Inc	52,553
2,196		J.B. Hunt Transport Services, Inc	41,746
1,162		Landstar System, Inc	46,515
766	*	Swift Transportation Co, Inc	13,558
1,096	*	Yellow Roadway Corp	45,396

		TOTAL TRUCKING AND WAREHOUSING	199,768

WATER TRANSPORTATION - 0.12%
878		Alexander & Baldwin, Inc	46,745
628		Overseas Shipholding Group, Inc	36,631

		TOTAL WATER TRANSPORTATION	83,376

WHOLESALE TRADE-DURABLE GOODS - 1.13%
1,700		Adesa, Inc	37,570
2,200	*	Arrow Electronics, Inc	68,992
2,800	*	Avnet, Inc	68,460
1,100		BorgWarner, Inc	62,106
2,236	*	Cytyc Corp	60,037
2,400	*	Ingram Micro, Inc (Class A)	44,496
900		Martin Marietta Materials, Inc	70,614
2,024		Omnicare, Inc	113,810
2,643	*	Patterson Cos, Inc	105,799
1,033		SCP Pool Corp	36,083
1,099	*	Tech Data Corp	40,344
1,500		W.W. Grainger, Inc	94,380

		TOTAL WHOLESALE TRADE-DURABLE GOODS	802,691

WHOLESALE TRADE-NONDURABLE GOODS - 1.59%
1,311		Airgas, Inc	38,845
2,053		AmerisourceBergen Corp	158,697
1,135		Brown-Forman Corp (Class B)	67,578
2,900	*	Dean Foods Co	112,694
1,010	*	Endo Pharmaceuticals Holdings, Inc	26,937

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Blend Index Fund

SHARES			VALUE

1,601	*	Henry Schein, Inc	$68,235
5,733		McKesson Corp	272,031
930	*	Men's Wearhouse, Inc	24,831
899		Reebok International, Ltd	50,856
8,700		Safeway, Inc	222,720
2,600		Supervalu, Inc	80,912
200		Valhi, Inc	3,596

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	1,127,932

		TOTAL COMMON STOCKS
		(Cost $51,285,595)	70,779,797

PRINCIPAL

SHORT-TERM INVESTMENTS - 0.20%
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 0.20%
$ 140,000		Federal Home Loan Bank (FHLB) 3.180%, 10/03/05	140,000

		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES	140,000

		TOTAL SHORT-TERM INVESTMENTS
		(Cost $139,975)	140,000

		TOTAL PORTFOLIO - 99.84%
		(Cost $51,425,570)	70,919,797
		OTHER ASSETS & LIABILITIES, NET - 0.16%	114,139

		NET ASSETS - 100.00%	$71,033,936

	*	Non-income producing
	b	In bankruptcy

For ease of presentation, we have grouped a number of industry classification categories together in the Statement of Investments.
		Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

		At September 30, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $51,516,884. Net unrealized appreciation of portfolio investments aggregated $19,402,913 of which $20,406,905 related to appreciated portfolio investments and $1,003,992 related to depreciated portfolio investments.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
SMALL-CAP GROWTH INDEX FUND
STATEMENT OF INVESTMENTS
September 30, 2005

SHARES			VALUE

COMMON STOCKS - 99.10%
AGRICULTURAL PRODUCTION-CROPS - 0.14%
471		Alico, Inc	$24,162
3,102		Delta & Pine Land Co	81,924

		TOTAL AGRICULTURAL PRODUCTION-CROPS	106,086

AGRICULTURAL PRODUCTION-LIVESTOCK - 0.03%
18		Seaboard Corp	24,714

		TOTAL AGRICULTURAL PRODUCTION-LIVESTOCK	24,714

AMUSEMENT AND RECREATION SERVICES - 0.64%
6,477	*	Alliance Gaming Corp	70,275
3,423	*	Argosy Gaming Co	160,847
100		Churchill Downs, Inc	3,532
1,180		Dover Downs Gaming & Entertainment, Inc	16,048
2,994	*	Life Time Fitness, Inc	99,221
2,223	*	Multimedia Games, Inc	21,585
583	*	Pinnacle Entertainment, Inc	10,686
469		Speedway Motorsports, Inc	17,039
1,158	*	Sunterra Corp	15,205
2,717	*	WMS Industries, Inc	76,429
481		World Wrestling Entertainment, Inc	6,253

		TOTAL AMUSEMENT AND RECREATION SERVICES	497,120

APPAREL AND ACCESSORY STORES - 1.53%
7,027	*	Aeropostale, Inc	149,324
220		Buckle, Inc	7,473
1,492	*	Cache, Inc	22,723
2,399	*	Carter's, Inc	136,263
3,408	*	Casual Male Retail Group, Inc	23,447
1,432		Cato Corp (Class A)	28,540
1,266	*	Charlotte Russe Holding, Inc	16,863
2,645	*	Children's Place Retail Stores, Inc	94,268
4,581		Christopher & Banks Corp	63,538
489	*	Citi Trends, Inc	10,675
179		DEB Shops, Inc	3,891
2,076	*	Dress Barn, Inc	47,250
4,856		Finish Line, Inc (Class A)	70,849
994		Goody's Family Clothing, Inc	7,525
5,711	*	HOT Topic, Inc	87,721
1,689	*	JOS A Bank Clothiers, Inc	72,999
1,616	*	New York & Co, Inc	26,502
9,666	*	Pacific Sunwear Of California, Inc	207,239
181		Stage Stores, Inc	4,863
2,411		Talbots, Inc	72,137

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE

3,815	*	The Wet Seal, Inc	$17,168
581	*	Too, Inc	15,937
2,015	*	Wilsons The Leather Experts, Inc	12,292

		TOTAL APPAREL AND ACCESSORY STORES	1,199,487

APPAREL AND OTHER TEXTILE PRODUCTS - 0.36%
3,300	*	DHB Industries, Inc	13,827
2,017	*	Guess ?, Inc	43,224
1,571	*	Gymboree Corp	21,428
3,197	*	Innovo Group, Inc	6,298
1,000	*	Maidenform Brands, Inc	13,750
3,609		Phillips-Van Heusen Corp	111,951
3,346	*	Warnaco Group, Inc	73,311

		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	283,789

AUTO REPAIR, SERVICES AND PARKING - 0.22%
300	*	Amerco, Inc	17,457
1,976	*	Midas, Inc	39,283
873		Monro Muffler, Inc	22,934
4,100	*	Wright Express Corp	88,519

		TOTAL AUTO REPAIR, SERVICES AND PARKING	168,193

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.19%
1,200	*	America's Car-Mart, Inc	21,528
5,061	*	CSK Auto Corp	75,308
595	*	MarineMax, Inc	15,166
2,567	*	Rush Enterprises, Inc (Class A)	39,224

		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	151,226

BUSINESS SERVICES - 14.46%
1,515	*	3D Systems Corp	33,678
4,984		Aaron Rents, Inc	105,412
11,190		Acxiom Corp	209,477
2,504		Administaff, Inc	99,509
2,778	*	Advent Software, Inc	74,839
3,963		Advo, Inc	124,002
2,965	*	Agile Software Corp	21,259
2,813	*	Altiris, Inc	43,011
600	*	AMICAS, Inc	3,240
1,545	*	AMN Healthcare Services, Inc	23,901
900	*	Ansoft Corp	26,190
4,061	*	Ansys, Inc	156,308
3,537	*	Anteon International Corp	151,242
7,873	*	Applied Digital Solutions, Inc	22,438
7,266	*	aQuantive, Inc	146,265
700	*	Arbinet-thexchange, Inc	5,040
2,894		Arbitron, Inc	115,297

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE

5,800	*	Aspen Technology, Inc	$36,250
1,067	*	Asset Acceptance Capital Corp	31,978
3,007	*	Audible, Inc	36,956
3,015	*	Autobytel, Inc	15,105
5,443	*	Avocent Corp	172,216
1,176	*	Bankrate, Inc	32,258
1,233		Blackbaud, Inc	17,472
2,212	*	Blackboard, Inc	55,322
1,412	*	Blue Coat Systems, Inc	61,394
1,899	*	Bottomline Technologies, Inc	28,656
2,592		Brady Corp (Class A)	80,196
3,915		Catalina Marketing Corp	89,027
894	*	CCC Information Services Group, Inc	23,360
2,947	*	Ciber, Inc	21,896
1,240	*	Click Commerce, Inc	22,729
45,237	*	CMGI, Inc	75,546
16,314	*	CNET Networks, Inc	221,381
1,585	*	Cogent Communications Group, Inc	7,735
2,982	*	Cogent, Inc	70,822
5,242		Cognex Corp	157,627
948		Computer Programs & Systems, Inc	32,744
1,566	*	COMSYS IT Partners, Inc	19,121
3,600	*	Concur Technologies, Inc	44,532
2,084	*	CoStar Group, Inc	97,364
637	*	Covansys Corp	10,166
3,300	*	CSG Systems International, Inc	71,643
2,700	*	Cyberguard Corp	22,275
3,700	*	Cybersource Corp	24,346
5,502	*	Dendrite International, Inc	110,535
4,427	*	Digital Insight Corp	115,368
4,337	*	Digital River, Inc	151,144
16,293	*	Earthlink, Inc	174,335
5,000	*	Eclipsys Corp	89,200
2,200	*	eCollege.com, Inc	32,692
4,045	*	eFunds Corp	76,167
1,780	*	Emageon, Inc	24,137
7,941	*	Entrust, Inc	44,470
6,664	*	Epicor Software Corp	86,632
463	*	EPIQ Systems, Inc	10,103
1,937	*	Equinix, Inc	80,676
684	*	Escala Group, Inc	11,389
4,380		Factset Research Systems, Inc	154,351
3,200	*	FalconStor Software, Inc	19,392
5,201	*	Filenet Corp	145,108
335	*	First Advantage Corp	9,849
406	*	Forrester Research, Inc	8,453
1,601	*	FTD Group, Inc	16,570
5,927	*	Gartner, Inc (Class A)	69,287
3,638		Gevity HR, Inc	99,099
3,333		Healthcare Services Group	64,160
1,769	*	Heidrick & Struggles International, Inc	57,280
18,894	*	Homestore, Inc	82,189
2,632	*	Hudson Highland Group, Inc	65,721
4,660	*	Hypercom Corp	30,383

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE

3,203	*	IDX Systems Corp	$138,306
419	*	iGate Corp	1,521
2,726	*	Infocrossing, Inc	25,052
11,059	*	Informatica Corp	132,929
3,201	*	Infospace, Inc	76,408
4,400		infoUSA, Inc	46,728
1,656	*	Innovative Solutions & Support, Inc	25,718
1,133	*	Intergraph Corp	50,656
3,652	*	Intermix Media, Inc	43,678
4,050	*	Internet Security Systems, Inc	97,240
1,086	*	Intervideo, Inc	10,893
400	*	Interwoven, Inc	3,268
1,724	*	Intrado, Inc	31,084
6,144	*	Ipass, Inc	33,055
1,524	*	iPayment, Inc	57,668
5,835	*	iVillage, Inc	42,362
9,237		Jack Henry & Associates, Inc	179,198
1,478	*	Jamdat Mobile, Inc	31,038
2,515	*	Jupitermedia Corp	44,541
3,066	*	Kanbay International, Inc	57,641
725	*	Keane, Inc	8,287
1,200	*	Keynote Systems, Inc	15,576
3,000	*	Kforce, Inc	30,900
7,412	*	KFX, Inc	126,893
4,350	*	Korn/Ferry International	71,296
4,074	*	Kronos, Inc	181,863
6,755	*	Labor Ready, Inc	173,266
5,504	*	Lionbridge Technologies	37,152
2,092	*	LoJack Corp	44,225
1,963	*	Majesco Entertainment Co	2,611
3,405	*	Manhattan Associates, Inc	78,996
1,935	*	Mantech International Corp (Class A)	51,103
2,140	*	Mapinfo Corp	26,215
2,479	*	Marchex, Inc	41,052
665	*	Marlin Business Services, Inc	15,322
479	*	Matrixone, Inc	2,520
3,760	*	Mentor Graphics Corp	32,336
10,362	*	Micromuse, Inc	81,653
1,751	*	MicroStrategy, Inc	123,078
2,322	*	Midway Games, Inc	35,271
9,140		MoneyGram International, Inc	198,429
1,838	*	Motive, Inc	11,653
4,860	*	MPS Group, Inc	57,348
249	*	MRO Software, Inc	4,193
854	*	Ness Technologies, Inc	8,540
4,754	*	NetFlix, Inc	123,556
1,910	*	Netscout Systems, Inc	10,371
4,400	*	NIC, Inc	28,820
2,545	*	Online Resources Corp	26,926
2,284	*	Open Solutions, Inc	49,837
9,296	*	Opsware, Inc	48,246
4,542	*	Packeteer, Inc	57,002
34,759	*	Parametric Technology Corp	242,270
2,300	*	PDF Solutions, Inc	38,180

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE

1,554	*	Perot Systems Corp (Class A)	$21,989
2,703	*	Phase Forward, Inc	29,544
2,687	*	Phoenix Technologies Ltd	20,233
1,955	*	Portfolio Recovery Associates, Inc	84,417
1,244	*	PRA International	37,706
4,756	*	Progress Software Corp	151,098
1,063		QAD, Inc	8,812
1,028		Quality Systems, Inc	71,024
6,854	*	Quest Software, Inc	103,290
2,880	*	Radiant Systems, Inc	29,722
1,065	*	Radisys Corp	20,661
14,812	*	RealNetworks, Inc	84,577
1,725	*	Redback Networks, Inc	17,112
1,000		Renaissance Learning, Inc	17,800
1,809	*	Rent-Way, Inc	12,428
1,315	*	RightNow Technologies, Inc	19,357
3,738		Rollins, Inc	72,966
2,342	*	RSA Security, Inc	29,767
3,601	*	S1 Corp	14,080
1,390	*	SafeNet, Inc	50,471
10,298	*	Sapient Corp	64,363
4,900	*	Secure Computing Corp	55,615
3,500	*	Serena Software, Inc	69,755
879	*	SI International, Inc	27,223
3,087	*	Sohu.com, Inc	52,880
31,899	*	Sonus Networks, Inc	185,014
5,193	*	Sotheby's Holdings, Inc (Class A)	86,827
4,796	*	Spherion Corp	36,450
2,053	*	SPSS, Inc	49,272
2,100		SS&C Technologies, Inc	76,944
719	*	SSA Global Technologies, Inc	12,654
1,300	*	Stellent, Inc	11,141
1,450	*	Stratasys, Inc	43,065
3,738	*	SupportSoft, Inc	18,840
1,200	*	SYKES Enterprises, Inc	14,280
1,000		Syntel, Inc	19,490
1,964		Talx Corp	64,400
3,768	*	TeleTech Holdings, Inc	37,755
6,421	*	THQ, Inc	136,896
18,331	*	TIBCO Software, Inc	153,247
1,379	*	TNS, Inc	33,441
2,700	*	TradeStation Group, Inc	27,378
4,826	*	Transaction Systems Architects, Inc	134,404
416	*	Travelzoo, Inc	9,231
5,510	*	Trizetto Group, Inc	77,801
1,086	*	TRM Corp	16,496
2,831	*	Ultimate Software Group, Inc	52,147
1,663		United Online, Inc	23,033
10,608	*	Valueclick, Inc	181,291
3,022	*	Vasco Data Security International	27,409
3,343	*	Ventiv Health, Inc	87,620
1,653	*	Verint Systems, Inc	67,674
1,360	*	Vignette Corp	21,638

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE

4,179	*	WebEx Communications, Inc	$102,427
3,039	*	Websense, Inc	155,627
900	*	WebSideStory, Inc	15,948
9,016	*	Wind River Systems, Inc	116,577
3,480	*	Witness Systems, Inc	72,697

		TOTAL BUSINESS SERVICES	11,319,889

CHEMICALS AND ALLIED PRODUCTS - 8.11%
12,827	*	Aastrom Biosciences, Inc	30,143
11,471	*	Abgenix, Inc	145,452
1,988	*	Acadia Pharmaceuticals, Inc	22,604
500	*	Adams Respiratory Therapeutics, Inc	16,145
500	*	Adeza Biomedical Corp	8,705
5,300	*	Adolor Corp	56,604
3,852	*	Alexion Pharmaceuticals, Inc	106,623
11,418	*	Alkermes, Inc	191,822
1,283		Alpharma, Inc (Class A)	31,908
1,356		American Vanguard Corp	24,828
6,658	*	Andrx Corp	102,733
4,415	*	Array Biopharma, Inc	31,700
4,380	*	Atherogenics, Inc	70,211
13,445	*	AVANIR Pharmaceuticals	41,545
969		Balchem Corp	26,696
1,815	*	Barrier Therapeutics, Inc	15,228
2,200	*	Bentley Pharmaceuticals, Inc	26,290
5,036	*	Bioenvision, Inc	40,439
8,202	*	BioMarin Pharmaceuticals, Inc	71,603
1,119	*	Caraco Pharmaceutical Laboratories Ltd	9,724
4,682	*	Cell Genesys, Inc	25,657
8,300	*	Cell Therapeutics, Inc	23,738
1,817	*	Chattem, Inc	64,504
4,410	*	Connetics Corp	74,573
1,100	*	Conor Medsystems, Inc	25,850
1,522	*	Cotherix, Inc	21,232
6,828	*	Cubist Pharmaceuticals, Inc	147,075
6,604	*	Curis, Inc	30,312
4,076	*	Cypress Bioscience, Inc	22,051
2,906		Diagnostic Products Corp	153,233
1,900	*	Digene Corp	54,150
6,900	*	Discovery Laboratories, Inc	44,505
2,844	*	Dov Pharmaceutical, Inc	48,291
4,600	*	Durect Corp	31,510
2,027	*	Dusa Pharmaceuticals, Inc	21,486
1,425	*	Elizabeth Arden, Inc	30,752
7,380	*	Encysive Pharmaceuticals, Inc	86,936
3,581	*	Enzon Pharmaceuticals, Inc	23,742
3,076	*	EPIX Pharmaceuticals, Inc	23,685
4,373	*	Eyetech Pharmaceuticals, Inc	78,539
3,587	*	First Horizon Pharmaceutical Corp	71,274
2,940	*	Genitope Corp	20,404
2,120		Georgia Gulf Corp	51,050
8,250	*	Geron Corp	84,728
2,792	*	GlobeTel Communications Corp	4,048

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE

692	*	GTx, Inc	$6,443
643	*	Hi-Tech Pharmacal Co, Inc	19,341
16,636	*	Human Genome Sciences, Inc	226,083
1,493	*	Idenix Pharmaceuticals, Inc	37,474
5,795	*	Immucor, Inc	159,015
5,241	*	Immunogen, Inc	38,469
5,100	*	Inspire Pharmaceuticals, Inc	38,760
684		Inter Parfums, Inc	13,468
3,176	*	InterMune, Inc	52,563
2,230	*	Introgen Therapeutics, Inc	11,641
196	*	Inverness Medical Innovations, Inc	5,200
417		Kronos Worldwide, Inc	13,236
4,550	*	KV Pharmaceutical Co (Class A)	80,854
3,802		MacDermid, Inc	99,841
1,925		Mannatech, Inc	22,811
3,184	*	MannKind Corp	43,589
888	*	Marshall Edwards, Inc	5,159
3,941	*	Martek Biosciences Corp	138,447
14,240	*	Medarex, Inc	135,565
6,230	*	Medicines Co	143,352
6,879		Medicis Pharmaceutical Corp (Class A)	223,980
2,276		Meridian Bioscience, Inc	47,113
9,175	*	MGI Pharma, Inc	213,869
1,200	*	Momenta Pharmaceuticals, Inc	32,700
2,535	*	Myogen, Inc	59,573
7,454	*	Nabi Biopharmaceuticals	97,647
2,840	*	Nastech Pharmaceutical Co, Inc	40,158
1,472		Natures Sunshine Products, Inc	34,209
2,107	*	NBTY, Inc	49,515
4,657	*	Neurocrine Biosciences, Inc	229,078
830	*	New River Pharmaceuticals, Inc	39,790
2,043	*	NitroMed, Inc	36,774
700		NL Industries, Inc	13,153
3,263	*	Northfield Laboratories, Inc	42,093
3,200	*	Noven Pharmaceuticals, Inc	44,800
4,057	*	NPS Pharmaceuticals, Inc	41,016
2,230	*	Nuvelo, Inc	21,408
4,112		Olin Corp	78,087
4,453	*	Onyx Pharmaceuticals, Inc	111,236
5,800	*	OraSure Technologies, Inc	54,694
3,599	*	Pain Therapeutics, Inc	22,638
3,283	*	Par Pharmaceutical Cos, Inc	87,393
788	*	Parexel International Corp	15,831
787	*	Parlux Fragrances, Inc	22,933
2,700	*	Penwest Pharmaceuticals Co	47,331
856		Perrigo Co	12,249
2,577	*	Pharmion Corp	56,204
652	*	Pioneer Cos, Inc	15,687
3,300	*	Pozen, Inc	36,267
1,002	*	Prestige Brands Holdings, Inc	12,345
2,480	*	Progenics Pharmaceuticals, Inc	58,801
2,395	*	Renovis, Inc	32,404
900	*	Rockwood Holdings, Inc	17,145

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE

4,651	*	Salix Pharmaceuticals Ltd	$98,834
2,506	*	Serologicals Corp	56,535
8,582	*	StemCells, Inc	47,373
820	*	Stratagene Corp	7,388
6,800	*	SuperGen, Inc	42,840
2,009	*	SurModics, Inc	77,728
465	*	Tanox, Inc	6,812
1,294	*	Tercica, Inc	14,596
600	*	Threshold Pharmaceuticals, Inc	8,190
2,795		UAP Holding Corp	50,590
2,921	*	United Therapeutics Corp	203,886
1,338	*	USANA Health Sciences, Inc	63,823
3,865	*	WR Grace & Co	34,592
3,805	*	Zymogenetics, Inc	62,783

		TOTAL CHEMICALS AND ALLIED PRODUCTS	6,349,730

COAL MINING - 0.36%
3,708	*	Alpha Natural Resources, Inc	111,388
1,700		Foundation Coal Holdings, Inc	65,365
975	*	James River Coal Co	49,208
1,010		Penn Virginia Corp	58,287

		TOTAL COAL MINING	284,248

COMMUNICATIONS - 2.46%
8,418		Adtran, Inc	265,167
3,066	*	Airspan Networks, Inc	15,422
1,583		Alaska Communications Systems Group, Inc	18,109
1,940		Anixter International, Inc	78,240
800	*	Beasley Broadcast Group, Inc (Class A)	11,240
1,119	*	Brightpoint, Inc	21,418
941	*	Centennial Communications Corp	14,096
1,507		Commonwealth Telephone Enterprises, Inc	56,814
1,775	*	Crown Media Holdings, Inc (Class A)	19,436
1,310	*	Cumulus Media, Inc (Class A)	16,362
14,602	*	Dobson Communications Corp (Class A)	112,143
1,296	*	Emmis Communications Corp (Class A)	28,629
5,561	*	Entravision Communications Corp (Class A)	43,765
553	*	Fisher Communications, Inc	25,748
9,931	*	Foundry Networks, Inc	126,124
1,629		Golden Telecom, Inc	51,428
486	*	Hungarian Telephone & Cable	7,280
2,233	*	InPhonic, Inc	30,704
3,049	*	j2 Global Communications, Inc	123,241
280		Liberty Corp	13,129
1,974	*	Lodgenet Entertainment Corp	29,077
8,151	*	Mediacom Communications Corp	60,154
1,100	*	NeuStar, Inc	35,189
1,944		North Pittsburgh Systems, Inc	39,677
3,630	*	Novatel Wireless, Inc	52,526

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE

9,327	*	Premiere Global Services, Inc	$76,295
3,267	*	Radio One, Inc (Class D)	42,961
1,730	*	Regent Communications, Inc	9,100
3	v*	RCN Corp Wts 12/21/06	-
1,492	*	Saga Communications, Inc (Class A)	19,844
1,300	*	Salem Communications Corp (Class A)	23,972
8,326	*	SBA Communications Corp	128,637
100		Shenandoah Telecom Co	4,119
5,432		Sinclair Broadcast Group, Inc (Class A)	48,182
4,186	*	Spanish Broadcasting System, Inc (Class A)	30,055
2,189	*	Syniverse Holdings, Inc	33,711
4,423	*	Telkonet, Inc	17,338
3,551	*	Terremark Worldwide, Inc	15,589
7,143	*	TiVo, Inc	39,215
9,633	*	Ubiquitel, Inc	84,192
2,388		Valor Communications Group, Inc	32,548
3,910	*	Wireless Facilities, Inc	22,678

		TOTAL COMMUNICATIONS	1,923,554

DEPOSITORY INSTITUTIONS - 4.70%
3,222		Amegy Bancorp, Inc	72,914
1,017		Ames National Corp	28,069
1,224		Arrow Financial Corp	33,195
1,500		Bank of the Ozarks, Inc	51,495
100		Berkshire Hills Bancorp, Inc	3,400
445	*	BFC Financial Corp	3,106
363		Boston Private Financial Holdings, Inc	9,634
215		Camden National Corp	8,099
100		Capital Corp of the West	3,055
313	*	Capital Crossing Bank	10,874
754	*	Cardinal Financial Corp	7,276
2,281		Cascade Bancorp	47,650
3,905		Cathay General Bancorp	138,471
1,470		Center Financial Corp	34,545
696	*	Central Coast Bancorp	14,832
475		Charter Financial Corp	16,193
421		City Holding Co	15,055
1,816		Coastal Financial Corp	27,276
1,850		CoBiz, Inc	34,429
681		Colony Bankcorp, Inc	18,428
166		Columbia Bancorp	6,672
553		Commercial Bankshares, Inc	20,787
1,470		Commercial Capital Bancorp, Inc	24,990
532	*	Community Bancorp	17,551
1,282		Community Banks, Inc	36,037
1,895		Corus Bankshares, Inc	103,903
4,717		CVB Financial Corp	87,736
917		Enterprise Financial Services Corp	19,459
838	*	EuroBancshares, Inc	12,495
3,987	*	Euronet Worldwide, Inc	117,975
738		Fidelity Bankshares, Inc	22,546
822		First Bancorp (Puerto Rico)	13,908
1,744		First Busey Corp (Class A)	33,956

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE

133		First Financial Bankshares, Inc	$4,632
2,583		First Midwest Bancorp, Inc	96,191
304	*	First Regional Bancorp	23,952
214		First Republic Bank	7,539
574		First South Bancorp, Inc	19,120
223		First State Bancorporation	4,725
968		Frontier Financial Corp	28,072
1,599		Glacier Bancorp, Inc	49,361
686		Great Southern Bancorp, Inc	20,525
1,739		Hanmi Financial Corp	31,215
1,820		Harbor Florida Bancshares, Inc	66,011
1,913		Harleysville National Corp	41,990
856		Heritage Commerce Corp	17,805
1,940		Hudson United Bancorp	82,120
668		Independent Bank Corp (Michigan)	19,399
1,254		Macatawa Bank Corp	42,899
272		Main Street Banks, Inc	7,290
1,100		MB Financial, Inc	42,878
418		MBT Financial Corp	7,704
722		Mercantile Bank Corp	30,894
611		Midwest Banc Holdings, Inc	14,126
2,500		Nara Bancorp, Inc	37,375
431		NASB Financial, Inc	17,240
7,096		NewAlliance Bancshares, Inc	103,886
249	*	Northern Empire Bancshares	6,205
1,824		Old Second Bancorp, Inc	54,428
2,881		Pacific Capital Bancorp	95,908
335		Park National Corp	36,270
881		Peapack Gladstone Financial Corp	24,175
510	*	Pennsylvania Commerce Bancorp, Inc	18,197
412		PFF Bancorp, Inc	12,467
880	*	Pinnacle Financial Partners, Inc	22,158
246		Placer Sierra Bancshares	6,758
518		Preferred Bank	20,819
902	*	Premierwest Bancorp	13,620
2,188		PrivateBancorp, Inc	75,005
893	*	QC Holdings, Inc	11,645
294		Republic Bancorp, Inc (Michigan)	4,157
648		S&T Bancorp, Inc	24,494
805		S.Y. Bancorp, Inc	19,143
272		Sandy Spring Bancorp, Inc	9,166
700		Seacoast Banking Corp of Florida	16,401
444		Sierra Bancorp	10,123
300	*	Signature Bank	8,097
774		Sound Federal Bancorp, Inc	12,934
621		Southside Bancshares, Inc	11,805
264		State Bancorp, Inc	4,731
586		State Financial Services Corp (Class A)	21,401
501		Sterling Bancorp	11,278
1,418		Suffolk Bancorp	45,248
491		Summit Bancshares, Inc	9,020
4,505	*	SVB Financial Group	219,123
2,926	*	Texas Capital Bancshares, Inc	61,885
951		Texas Regional Bancshares, Inc (Class A)	27,379
9,864		Trustco Bank Corp NY	123,596

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE

11,666		UCBH Holdings, Inc	$213,721
760		United Community Banks, Inc	21,660
661		United Security Bancshares	18,138
1,615		Univest Corp of Pennsylvania	44,655
115		USB Holding Co, Inc	2,622
968		Vineyard National Bancorp	28,604
1,250	*	Virginia Commerce Bancorp	33,850
2,318		West Bancorporation, Inc	42,937
2,476		Westamerica Bancorporation	127,885
151	*	Western Sierra Bancorp	5,200
359		Westfield Financial, Inc	8,437
1,908		Wilshire Bancorp, Inc	29,192
2,628		Wintrust Financial Corp	132,083
530		Yardville National Bancorp	18,683

		TOTAL DEPOSITORY INSTITUTIONS	3,678,263

EATING AND DRINKING PLACES - 1.67%
1,590		AFC Enterprises	18,349
1,908	*	BJ's Restaurants, Inc	38,980
830	*	Buffalo Wild Wings, Inc	21,995
2,127	*	California Pizza Kitchen, Inc	62,193
4,538	*	CEC Entertainment, Inc	144,127
7,500		CKE Restaurants, Inc	98,850
6,463	*	Denny's Corp	26,821
834		IHOP Corp	33,977
763	*	Jack in the Box, Inc	22,821
3,302	*	Krispy Kreme Doughnuts, Inc	20,671
624	*	McCormick & Schmick's Seafood Restaurants, Inc	13,179
341	*	O'Charleys, Inc	4,880
786	*	Papa John's International, Inc	39,394
3,360	*	PF Chang's China Bistro, Inc	150,629
4,472	*	Rare Hospitality International, Inc	114,930
1,787	*	Red Robin Gourmet Burgers, Inc	81,916
8,214		Ruby Tuesday, Inc	178,737
1,000	*	Ruth's Chris Steak House, Inc	18,380
5,242	*	Texas Roadhouse, Inc (Class A)	78,106
2,976	*	The Steak N Shake Co	54,014
5,501		Triarc Cos (Class B)	84,000

		TOTAL EATING AND DRINKING PLACES	1,306,949

EDUCATIONAL SERVICES - 0.79%
11,671	*	Corinthian Colleges, Inc	154,874
7,475	*	DeVry, Inc	142,399
2,500	*	Educate, Inc	37,500
1,300	*	Learning Tree International, Inc	17,160
1,853		Strayer Education, Inc	175,145
2,639	*	Universal Technical Institute, Inc	93,975

		TOTAL EDUCATIONAL SERVICES	621,053

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE

ELECTRIC, GAS, AND SANITARY SERVICES - 0.68%
1,500		American Ecology Corp	$29,430
246	*	Casella Waste Systems, Inc (Class A)	3,230
1,905	*	Clean Harbors, Inc	64,675
521		Connecticut Water Service, Inc	12,879
852		Crosstex Energy, Inc	54,494
1,750	*	Duratek, Inc	31,990
711		Markwest Hydrocarbon, Inc	17,775
649		MGE Energy, Inc	23,695
93		New Jersey Resources Corp	4,276
871		Ormat Technologies, Inc	19,275
6,420	*	Plug Power, Inc	43,656
701		Resource America, Inc (Class A)	12,429
150		SJW Corp	7,242
5,988	*	Waste Connections, Inc	210,059

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	535,105

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 9.26%
281	*	Actel Corp	4,063
3,500	*	Advanced Energy Industries, Inc	37,660
634	*	Aeroflex, Inc	5,934
4,200	*	American Superconductor Corp	43,470
4,887	*	AMIS Holdings, Inc	57,960
8,252	*	Amkor Technology, Inc	36,144
15,321	*	Applied Micro Circuits Corp	45,963
1,300		Applied Signal Technology, Inc	24,804
13,311	*	Arris Group, Inc	157,868
3,946	*	Artesyn Technologies, Inc	36,698
4,231	*	Atheros Communications, Inc	41,295
34,697	*	Atmel Corp	71,476
4,737	*	ATMI, Inc	146,847
3,196		Baldor Electric Co	81,019
2,908	*	Benchmark Electronics, Inc	87,589
741	*	Catapult Communications Corp	13,590
4,162	*	C-COR, Inc	28,093
2,026	*	Ceradyne, Inc	74,314
1,643	*	Color Kinetics, Inc	24,645
2,728	*	Comtech Telecommunications Corp	113,130
2,175		CTS Corp	26,317
3,850	*	Cymer, Inc	120,582
16,733	*	Cypress Semiconductor Corp	251,832
1,211	*	Diodes, Inc	43,911
2,388	*	Ditech Communications Corp	16,095
2,939	*	DSP Group, Inc	75,415
2,142	*	DTS, Inc	36,071
4,665	*	Emcore Corp	28,550
861	*	EndWave Corp	11,107
2,957	*	Energy Conversion Devices, Inc	132,710
4,967	*	Evergreen Solar, Inc	46,342
2,095	*	Exar Corp	29,372
3,836	*	Fairchild Semiconductor International, Inc	57,003
11,431	*	Finisar Corp	15,660

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE

2,843		Franklin Electric Co, Inc	$117,672
31,776	*	Gemstar-TV Guide International, Inc	94,057
637	*	Genlyte Group, Inc	30,627
3,176	*	Glenayre Technologies, Inc	11,402
5,243	*	GrafTech International Ltd	28,469
2,312	*	Greatbatch, Inc	63,441
9,900	*	Harmonic, Inc	57,618
2,247		Helix Technology Corp	33,143
608	*	Hutchinson Technology, Inc	15,881
14,467	*	Integrated Device Technology, Inc	155,376
6,779	*	Interdigital Communications Corp	133,140
3,971	*	International DisplayWorks, Inc	23,588
601		Inter-Tel, Inc	12,621
5,000	*	InterVoice, Inc	45,050
3,099	*	IXYS Corp	32,725
1,954	*	Kemet Corp	16,375
4,163	*	Lattice Semiconductor Corp	17,818
200	*	Leadis Technology, Inc	1,370
1,549	*	Lifeline Systems, Inc	51,783
546		Lincoln Electric Holdings, Inc	21,512
1,226	*	Littelfuse, Inc	34,487
4,703	*	Mattson Technology, Inc	35,320
6,237		Maytag Corp	113,888
1,965	*	Medis Technologies Ltd	35,272
2,688	*	Mercury Computer Systems, Inc	70,560
2,609		Methode Electronics, Inc	30,056
1,423	*	Metrologic Instruments, Inc	25,884
7,917	*	Micrel, Inc	88,908
7,891	*	Microsemi Corp	201,536
6,600	*	Microtune, Inc	41,118
5,745	*	MIPS Technologies, Inc	39,238
3,548	*	Mobility Electronics, Inc	37,822
2,118	*	Monolithic Power Systems, Inc	17,982
462	*	Moog, Inc	13,638
8,617	*	MRV Communications, Inc	18,354
1,000	*	Multi-Fineline Electronix, Inc	29,270
1,280	*	Netlogic Microsystems, Inc	27,635
7,207	*	Omnivision Technologies, Inc	90,952
18,550	*	ON Semiconductor Corp	95,904
8,744	*	Openwave Systems, Inc	157,217
687	*	OSI Systems, Inc	10,855
1,842	*	Pericom Semiconductor Corp	16,283
2,289	*	Photronics, Inc	44,407
3,961	*	Pixelworks, Inc	26,103
6,217		Plantronics, Inc	191,546
3,091	*	Plexus Corp	52,825
2,837	*	PLX Technology, Inc	23,661
22,967	*	PMC - Sierra, Inc	202,339
6,408	*	Polycom, Inc	103,617
1,880	*	Portalplayer, Inc	51,568
3,800	*	Power Integrations, Inc	82,650
1,107	*	Power-One, Inc	6,133
8,757	*	Rambus, Inc	105,960
2,100		Raven Industries, Inc	61,425

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE

1,634		Regal-Beloit Corp	$53,007
3,727	*	RF Micro Devices, Inc	21,058
2,094	*	Rogers Corp	81,038
1,912	*	Seachange International, Inc	12,160
9,372	*	Semtech Corp	154,357
4,661	*	Sigmatel, Inc	94,339
10,034	*	Silicon Image, Inc	89,202
5,436	*	Silicon Laboratories, Inc	165,200
3,068	*	Silicon Storage Technology, Inc	16,506
8,416	*	Skyworks Solutions, Inc	59,080
3,880	*	Spatialight, Inc	17,033
2,600		Spectralink Corp	33,150
857	*	Standard Microsystems Corp	25,633
1,400	*	Supertex, Inc	41,986
5,741	*	Symmetricom, Inc	44,435
3,175	*	Synaptics, Inc	59,690
6,731	*	Tekelec	141,014
9,707	*	Terayon Communication Systems, Inc	37,857
5,618	*	Tessera Technologies, Inc	168,034
13,032	*	Transwitch Corp	22,415
3,188	*	Trident Microsystems, Inc	101,410
3,109	*	Triquint Semiconductor, Inc	10,944
2,663	*	TTM Technologies, Inc	19,040
192	*	Ulticom, Inc	2,118
1,903	*	Ultralife Batteries, Inc	24,587
2,900	*	Universal Display Corp	32,335
1,800	*	Universal Electronics, Inc	31,122
7,745	*	Utstarcom, Inc	63,277
2,800	*	Valence Technology, Inc	7,588
4,687	*	Varian Semiconductor Equipment Associates, Inc	198,588
2,900	*	Viasat, Inc	74,385
2,500		Vicor Corp	37,875
1,695	*	Virage Logic Corp	13,136
15,970	*	Vitesse Semiconductor Corp	30,024
1,875	*	Volterra Semiconductor Corp	23,006
6,800	*	Westell Technologies, Inc	24,752
1,347	*	Zoltek Cos, Inc	17,713
1,933	*	Zoran Corp	27,642

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	7,248,346

ENGINEERING AND MANAGEMENT SERVICES - 4.28%
2,425	*	Advisory Board Co	126,197
14,067	*	Amylin Pharmaceuticals, Inc	489,391
1,877	*	Antigenics, Inc	10,173
7,700	*	Ariad Pharmaceuticals, Inc	57,211
879		CDI Corp	25,966
1,404	*	CRA International, Inc	58,533
6,057	*	CuraGen Corp	29,982
5,580	*	CV Therapeutics, Inc	149,265
6,891	*	deCODE genetics, Inc	57,815
3,700	*	DiamondCluster International, Inc	28,046

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE

11,469	*	Digitas, Inc	$130,288
2,051	*	Diversa Corp	11,875
6,450	*	eResearch Technology, Inc	91,526
2,155	*	Essex Corp	46,699
10,521	*	Exelixis, Inc	80,696
2,036	*	Greenfield Online, Inc	11,076
4,381	*	Harris Interactive, Inc	18,707
795	*	Huron Consulting Group, Inc	21,322
8,087	*	ICOS Corp	223,363
10,756	*	Incyte Corp	50,553
700	*	Infrasource Services, Inc	10,185
7,000	*	Isis Pharmaceuticals, Inc	35,350
3,433	*	Keryx Biopharmaceuticals, Inc	54,104
800		Landauer, Inc	39,200
1,827	*	LECG Corp	42,021
8,716	*	Lexicon Genetics, Inc	34,690
4,045	*	Lifecell Corp	87,493
3,600	*	Luminex Corp	36,144
15,090	*	Monogram Biosciences, Inc	35,462
1,229	*	MTC Technologies, Inc	39,303
3,898	*	Myriad Genetics, Inc	85,210
6,254	*	Navigant Consulting, Inc	119,827
2,399	*	Neopharm, Inc	29,748
3,057	*	Orchid Cellmark, Inc	25,984
3,008	*	Per-Se Technologies, Inc	62,145
3,985	*	PRG-Schultz International, Inc	11,995
6,037	*	Resources Connection, Inc	178,876
2,947	*	Rigel Pharmaceuticals, Inc	70,050
2,067	*	Seattle Genetics, Inc	10,852
2,631	*	Senomyx, Inc	44,806
2,398	*	SFBC International, Inc	106,447
4,278	*	Symyx Technologies, Inc	111,741
100		Sypris Solutions, Inc	1,074
1,100	*	Tejon Ranch Co	51,700
6,555	*	Telik, Inc	107,240
5,518	*	Tetra Tech, Inc	92,813
2,400	*	Trimeris, Inc	36,816
900	*	ViaCell, Inc	5,220
2,346		Watson Wyatt & Co Holdings	63,225

		TOTAL ENGINEERING AND MANAGEMENT SERVICES	3,348,405

FABRICATED METAL PRODUCTS - 0.84%
600	*	Commercial Vehicle Group, Inc	12,564
440		Dynamic Materials Corp	19,316
1,270	*	Earle M Jorgensen Co	12,103
2,850	*	Global Power Equipment Group, Inc	20,320
1,000		Gulf Island Fabrication, Inc	28,750
9,660	*	Jacuzzi Brands, Inc	77,860
459		Lifetime Brands, Inc	12,320
1,934	*	Mobile Mini, Inc	83,839
1,712	*	NCI Building Systems, Inc	69,832

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE

1,678		Silgan Holdings, Inc	$55,810
4,690		Simpson Manufacturing Co, Inc	183,567
846		Sun Hydraulics Corp	20,558
7,688	*	Taser International, Inc	47,435
322		Watts Water Technologies, Inc (Class A)	9,290

		TOTAL FABRICATED METAL PRODUCTS	653,564

FOOD AND KINDRED PRODUCTS - 0.59%
900	*	Boston Beer Co, Inc (Class A)	22,500
324		Coca-Cola Bottling Co Consolidated	15,857
8,800	*	Darling International, Inc	31,064
1,099		Flowers Foods, Inc	29,981
1,462	*	Gold Kist, Inc	28,582
1,882	*	Hansen Natural Corp	88,605
8,355	*	Hercules, Inc	102,098
100		J&J Snack Foods Corp	5,780
590		Lancaster Colony Corp	25,370
645		Lance, Inc	11,262
200	*	National Beverage Corp	1,552
1,700	*	Peet's Coffee & Tea, Inc	52,054
228		Sanderson Farms, Inc	8,472
1,182		Tootsie Roll Industries, Inc	37,528

		TOTAL FOOD AND KINDRED PRODUCTS	460,705

FOOD STORES - 0.26%
155		Arden Group, Inc (Class A)	11,665
1,158	*	Great Atlantic & Pacific Tea Co, Inc	32,841
2,143	*	Pantry, Inc	80,084
2,532	*	Pathmark Stores, Inc	28,536
3,659	*	Wild Oats Markets, Inc	47,055

		TOTAL FOOD STORES	200,181

FURNITURE AND FIXTURES - 0.34%
200		Bassett Furniture Industries, Inc	3,724
7,291	*	BE Aerospace, Inc	120,812
460		Ethan Allen Interiors, Inc	14,421
3,628	*	Interface, Inc (Class A)	29,967
4,603	*	Select Comfort Corp	91,968
258		Stanley Furniture Co, Inc	6,757

		TOTAL FURNITURE AND FIXTURES	267,649

FURNITURE AND HOMEFURNISHINGS STORES - 0.96%
1,987	*	Bell Microproducts, Inc	19,930
2,615	*	Brookstone, Inc	52,143
1,444	*	Cost Plus, Inc	26,209
1,462	*	Design Within Reach, Inc	13,202

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE

1,470	*	Electronics Boutique Holdings Corp	$92,375
5,767	*	GameStop Corp (Class B)	163,725
3,289	*	Guitar Center, Inc	181,586
1,461		Knoll, Inc	26,809
3,140		Movie Gallery, Inc	32,625
2,227		Pier 1 Imports, Inc	25,098
4,060	*	Restoration Hardware, Inc	25,659
1,030	*	The Bombay Co, Inc	4,542
3,315		Tuesday Morning Corp	85,759

		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	749,662

GENERAL BUILDING CONTRACTORS - 0.58%
1,847		Brookfield Homes Corp	102,564
726	*	Comstock Homebuilding Cos, Inc	14,462
2,650		McGrath RentCorp	75,075
1,292	*	Perini Corp	23,514
4,669		Walter Industries, Inc	228,407
77	*	William Lyon Homes, Inc	11,950

		TOTAL GENERAL BUILDING CONTRACTORS	455,972

GENERAL MERCHANDISE STORES - 0.27%
965	*	99 Cents Only Stores	8,926
2,364	*	Big Lots, Inc	25,980
2,929	*	Cabela's, Inc	53,806
452	*	Conn's, Inc	12,529
2,937		Fred's, Inc	36,742
3,452		Stein Mart, Inc	70,076

		TOTAL GENERAL MERCHANDISE STORES	208,059

HEALTH SERVICES - 3.17%
1,449	*	Alliance Imaging, Inc	12,389
848	*	Allied Healthcare International, Inc	4,791
1,938	*	Amedisys, Inc	75,582
1,440	*	America Service Group, Inc	23,890
514	*	American Dental Partners, Inc	17,435
4,181	*	American Healthways, Inc	177,274
3,495	*	American Retirement Corp	65,811
3,810	*	Amsurg Corp	104,242
6,267	*	Apria Healthcare Group, Inc	199,980
13,930	*	Beverly Enterprises, Inc	170,643
1,341	*	Bio-Reference Labs, Inc	23,186
469	*	Corvel Corp	11,237
850	*	Cross Country Healthcare, Inc	15,776
3,454	*	Enzo Biochem, Inc	53,053
142	*	Genesis HealthCare Corp	5,725
1,903	*	Gentiva Health Services, Inc	34,482
1,315	*	Horizon Health Corp	35,729

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE

2,565		LCA-Vision, Inc	$95,213
436	*	Magellan Health Services, Inc	15,325
2,627	*	Matria Healthcare, Inc	99,169
200	*	Medcath Corp	4,750
375		National Healthcare Corp	13,125
10,874	*	Nektar Therapeutics	184,314
3,597	*	Odyssey HealthCare, Inc	61,041
2,705		Option Care, Inc	39,601
5,450	*	PainCare Holdings, Inc	20,438
2,921	*	Pediatrix Medical Group, Inc	224,391
3,186	*	Psychiatric Solutions, Inc	172,777
1,390	*	Radiation Therapy Services, Inc	44,285
500	*	RehabCare Group, Inc	10,260
700	*	Specialty Laboratories, Inc	9,261
1,724	*	Stereotaxis, Inc	12,775
1,938	*	Sunrise Senior Living, Inc	129,342
1,951	*	Symbion, Inc	50,472
1,487	*	U.S. Physical Therapy, Inc	27,004
5,532	*	United Surgical Partners International, Inc	216,357
1,426	*	VistaCare, Inc (Class A)	20,634

		TOTAL HEALTH SERVICES	2,481,759

HOLDING AND OTHER INVESTMENT OFFICES - 2.88%
900		Aames Investment Corp	5,652
200		Acadia Realty Trust	3,598
257	*	Alexander's, Inc	69,390
801		Alexandria Real Estate Equities, Inc	66,235
3,529		Capital Automotive REIT	136,608
869		Cherokee, Inc	30,398
2,182		Cousins Properties, Inc	65,940
464		DiamondRock Hospitality Co	5,452
200		Digital Realty Trust, Inc	3,600
385		EastGroup Properties, Inc	16,844
2,377		ECC Capital Corp	7,749
264	*	Enstar Group, Inc	17,131
2,187		Entertainment Properties Trust	97,606
1,400		Equity Lifestyle Properties, Inc	63,000
624		Gables Residential Trust	27,238
2,208		Getty Realty Corp	63,546
176		Gladstone Capital Corp	3,969
4,511		Glimcher Realty Trust	110,384
1,147		GMH Communities Trust	16,826
2,181		Harris & Harris Group, Inc	24,209
5,857		Inland Real Estate Corp	91,721
7,200		iShares Russell 2000 Growth Index Fund	495,288
1,343		Kilroy Realty Corp	75,248
564		Lexington Corporate Properties Trust	13,282
766		MFA Mortgage Investments, Inc	4,696
122		Mid-America Apartment Communities, Inc	5,674
872		Nationwide Health Properties, Inc	20,318
5,549		Omega Healthcare Investors, Inc	77,242
200		One Liberty Properties, Inc	3,982

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE

1,599		RAIT Investment Trust	$45,571
1,379		Saul Centers, Inc	49,630
154		Sovran Self Storage, Inc	7,538
693		Strategic Hotel Capital, Inc	12,654
1,130		Sun Communities, Inc	37,019
3,481		Tanger Factory Outlet Centers, Inc	96,807
1,334	*	Tarragon Corp	24,759
3,669		Taubman Centers, Inc	116,307
2,256		Town & Country Trust	65,469
377		Universal Health Realty Income Trust	12,535
5,297		Washington Real Estate Investment Trust	164,790

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	2,255,905

HOTELS AND OTHER LODGING PLACES - 0.38%
2,510		Ameristar Casinos, Inc	52,308
663	*	Bluegreen Corp	11,702
2,145	*	Gaylord Entertainment Co	102,209
2,085	*	Great Wolf Resorts, Inc	21,559
1,780	*	Isle of Capri Casinos, Inc	38,056
1,166	*	Monarch Casino & Resort, Inc	19,810
2,525	*	MTR Gaming Group, Inc	20,225
695	*	Outdoor Channel Holdings, Inc	10,258
910	*	Riviera Holdings Corp	20,184

		TOTAL HOTELS AND OTHER LODGING PLACES	296,311

INDUSTRIAL MACHINERY AND EQUIPMENT - 4.73%
1,000	*	Aaon, Inc	18,380
3,430		Actuant Corp	160,524
1,963	*	Astec Industries, Inc	55,730
2,200	*	ASV, Inc	49,830
3,137	*	Blount International, Inc	55,337
3,863	*	Brooks Automation, Inc	51,494
2,649		Bucyrus International, Inc (Class A)	130,145
10,160	*	Cirrus Logic, Inc	77,114
258		Curtiss-Wright Corp	15,921
155	*	Dril-Quip, Inc	7,440
10,026	*	Emulex Corp	202,625
5,283		Engineered Support Systems, Inc	216,814
1,827	*	Entegris, Inc	20,645
11,100	*	Extreme Networks, Inc	49,395
1,562	*	Fargo Electronics, Inc	27,288
1,626	*	Flanders Corp	19,740
33,305	*	Gateway, Inc	89,924
2,348	*	Global Imaging Systems, Inc	79,949
2,467	*	Hydril	169,335
2,564	*	Intevac, Inc	26,435
886	*	Kadant, Inc	17,773
1,970		Kaydon Corp	55,968
1,640	*	Komag, Inc	52,414
5,229	*	Kulicke & Soffa Industries, Inc	37,910
4,410		Lennox International, Inc	120,878

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE

862		Lindsay Manufacturing Co	$18,973
1,501		Lufkin Industries, Inc	65,369
3,272		Manitowoc Co, Inc	164,418
30,816	*	Maxtor Corp	135,590
4,879	*	Micros Systems, Inc	213,456
727	*	Middleby Corp	52,708
3,196	*	Mikohn Gaming Corp	42,475
3,961	*	Netgear, Inc	95,302
1,738		NN, Inc	20,839
1,757		Nordson Corp	66,819
4,861	*	Oil States International, Inc	176,503
443	*	Palm, Inc	12,550
505	*	PAR Technology Corp	11,615
447	*	Paxar Corp	7,532
2,904	*	ProQuest Co	105,125
1,150	*	Rimage Corp	30,671
200		Sauer-Danfoss, Inc	4,000
8,859	*	ScanSoft, Inc	47,218
1,700	*	Scansource, Inc	82,858
493	*	Semitool, Inc	3,919
2,733		Stewart & Stevenson Services, Inc	65,182
1,604	*	TurboChef Technologies, Inc	25,006
2,780	*	Ultratech, Inc	43,340
6,226	*	UNOVA, Inc	217,785
2,116	*	VeriFone Holdings, Inc	42,553
2,685		Watsco, Inc	142,600

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	3,703,414

INSTRUMENTS AND RELATED PRODUCTS - 7.83%
2,665	*	Abaxis, Inc	34,778
2,361	*	Abiomed, Inc	23,775
1,280	*	ADE Corp	28,774
2,523	*	Advanced Neuromodulation Systems, Inc	119,742
7,846	*	Align Technology, Inc	52,725
8,825	*	American Medical Systems Holdings, Inc	177,824
1,028	*	American Science & Engineering, Inc	67,426
271	*	Angiodynamics, Inc	5,691
1,489	*	Animas Corp	23,377
1,094	*	ARGON ST, Inc	32,098
2,700		Arrow International, Inc	76,140
3,091	*	Arthrocare Corp	124,320
2,044	*	Aspect Medical Systems, Inc	60,564
2,406	*	August Technology Corp	25,672
434		Badger Meter, Inc	17,074
1,500		BEI Technologies, Inc	52,485
2,116	*	Biosite, Inc	130,896
3,830	*	Bruker BioSciences Corp	16,775
2,700	*	Candela Corp	26,514
1,409	*	Cantel Medical Corp	29,645
5,700	*	Cepheid, Inc	42,123
1,778		CNS, Inc	46,352
916		Cohu, Inc	21,663
3,587	*	Credence Systems Corp	28,624

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE

2,675	*	Cyberonics, Inc	$79,822
479	*	DexCom, Inc	5,566
2,600	*	Dionex Corp	141,050
1,920	*	DJ Orthopedics, Inc	55,565
1,663		DRS Technologies, Inc	82,086
1,952		EDO Corp	58,619
3,789	*	Encore Medical Corp	17,808
2,698	*	ESCO Technologies, Inc	135,089
1,122	*	Excel Technology, Inc	28,824
1,432	*	FARO Technologies, Inc	27,910
2,621	*	FEI Co	50,454
4,212	*	Formfactor, Inc	96,118
6,040	*	Fossil, Inc	109,868
1,823	*	Foxhollow Technologies, Inc	86,793
3,227	*	Haemonetics Corp	153,379
3,778	*	HealthTronics, Inc	37,629
187	*	Herley Industries, Inc	3,484
2,604	*	Hologic, Inc	150,381
1,027	*	ICU Medical, Inc	29,536
2,556	*	I-Flow Corp	35,043
3,100	*	II-VI, Inc	54,994
4,581	*	Illumina, Inc	58,683
2,639	*	Integra LifeSciences Holdings Corp	100,968
3,587	*	Intermagnetics General Corp	100,221
1,591	*	Intralase Corp	23,404
4,432	*	Intuitive Surgical, Inc	324,821
3,042	*	Ionatron, Inc	30,663
2,067	*	IRIS International, Inc	38,115
1,676	*	Ista Pharmaceuticals, Inc	11,129
2,960	*	Itron, Inc	135,154
4,100	*	Ixia	60,311
1,700		Keithley Instruments, Inc	24,820
1,200	*	Kensey Nash Corp	36,792
3,719	*	Kyphon, Inc	163,413
1,268	*	LaBarge, Inc	16,383
2,600	*	Laserscope	73,268
10,320	*	Lexar Media, Inc	66,048
1,447	*	Measurement Specialties, Inc	30,676
4,101		Mentor Corp	225,596
1,801	*	Merit Medical Systems, Inc	31,950
1,400	*	Micro Therapeutics, Inc	7,826
3,715		Mine Safety Appliances Co	143,771
1,586	*	Molecular Devices Corp	33,132
1,742		MTS Systems Corp	65,795
895	*	Neurometrix, Inc	26,644
353	*	Newport Corp	4,917
1,887	*	NuVasive, Inc	35,362
2,526		Oakley, Inc	43,801
2,122	*	Palomar Medical Technologies, Inc	55,660
1,893	*	Photon Dynamics, Inc	36,251
3,146		PolyMedica Corp	109,921
546	*	Rudolph Technologies, Inc	7,355
4,534	*	Sirf Technology Holdings, Inc	136,609
1,265	*	Somanetics Corp	31,625

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE

3,032	*	Sonic Solutions, Inc	$65,188
2,000	*	SonoSite, Inc	59,360
4,600	*	Star Scientific, Inc	15,456
1,109		STERIS Corp	26,383
3,316	*	Sybron Dental Specialties, Inc	137,879
1,100	*	Symmetry Medical, Inc	26,070
4,031	*	Teledyne Technologies, Inc	138,949
6,229	*	ThermoGenesis Corp	33,014
6,200	*	Thoratec Corp	110,112
3,800	*	TriPath Imaging, Inc	26,828
1,342		United Industrial Corp	47,977
1,895	*	Veeco Instruments, Inc	30,396
3,998	*	Ventana Medical Systems, Inc	152,204
646	*	Viasys Healthcare, Inc	16,144
2,619	*	Viisage Technology, Inc	10,869
1,536	*	Vital Images, Inc	34,191
523		Vital Signs, Inc	24,105
600	*	Vnus Medical Technologies, Inc	6,252
3,646	*	Wright Medical Group, Inc	89,983
2,523		X-Rite, Inc	31,285
700		Young Innovations, Inc	26,502
793	*	Zoll Medical Corp	20,816

		TOTAL INSTRUMENTS AND RELATED PRODUCTS	6,126,122

INSURANCE AGENTS, BROKERS AND SERVICE - 0.43%
300		Clark, Inc	5,049
730		Hilb Rogal & Hobbs Co	27,244
2,266	*	LabOne, Inc	98,571
4,532		National Financial Partners Corp	204,574

		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	335,438

INSURANCE CARRIERS - 0.95%
954		American Equity Investment Life Holding Co	10,828
1,819	*	Argonaut Group, Inc	49,131
5,358	*	Centene Corp	134,111
13,865	*	Covanta Holding Corp	186,207
166		Direct General Corp	3,275
2,600	*	HealthExtras, Inc	55,588
227		Midland Co	8,179
1,533	*	Molina Healthcare, Inc	38,310
539		National Interstate Corp	9,325
560	*	Navigators Group, Inc	20,899
1,398	*	ProAssurance Corp	65,245
100		Safety Insurance Group, Inc	3,559
500		Tower Group, Inc	7,560
1,649	*	Universal American Financial Corp	37,498
2,330	*	WellCare Health Plans, Inc	86,326
417		Zenith National Insurance Corp	26,142

		TOTAL INSURANCE CARRIERS	742,183

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE

JUSTICE, PUBLIC ORDER AND SAFETY - 0.18%
3,361	*	Corrections Corp of America	$133,432
200	*	Geo Group, Inc	5,300

		TOTAL JUSTICE, PUBLIC ORDER AND SAFETY	138,732

LEATHER AND LEATHER PRODUCTS - 0.27%
2,385	*	Genesco, Inc	88,817
5,814		Wolverine World Wide, Inc	122,385

		TOTAL LEATHER AND LEATHER PRODUCTS	211,202

LEGAL SERVICES - 0.09%
910	*	FTI Consulting, Inc	22,987
1,269		Pre-Paid Legal Services, Inc	49,110

		TOTAL LEGAL SERVICES	72,097

LUMBER AND WOOD PRODUCTS - 0.32%
1,420		American Woodmark Corp	47,712
9,696	*	Champion Enterprises, Inc	143,307
1,250		Deltic Timber Corp	57,562

		TOTAL LUMBER AND WOOD PRODUCTS	248,581

METAL MINING - 0.65%
2,857		Cleveland-Cliffs, Inc	248,873
30,301	*	Coeur d'Alene Mines Corp	128,173
15,362	*	Hecla Mining Co	67,286
2,500		Royal Gold, Inc	67,175

		TOTAL METAL MINING	511,507

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.73%
1,541		Charles & Colvard Ltd	38,463
2,000		Daktronics, Inc	47,960
1,064		Escalade, Inc	14,098
11,497	*	Identix, Inc	54,036
583	*	Jakks Pacific, Inc	9,462
252	*	Leapfrog Enterprises, Inc	3,722
1,800		Marine Products Corp	19,854
4,159		Nautilus, Inc	91,789
913	*	RC2 Corp	30,823
4,534	*	Shuffle Master, Inc	119,834
5,776		Yankee Candle Co, Inc	141,512

		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	571,553

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE

MISCELLANEOUS RETAIL - 1.67%
3,100	*	1-800-FLOWERS.COM, Inc (Class A)	$21,731
1,900	*	AC Moore Arts & Crafts, Inc	36,442
2,610		Big 5 Sporting Goods Corp	62,275
1,907	*	Blue Nile, Inc	60,337
1,153	*	Build-A-Bear Workshop, Inc	25,712
757		Cash America International, Inc	15,708
4,500	*	Coldwater Creek, Inc	113,490
8,559	*	Drugstore.com, Inc	31,668
4,130	*	GSI Commerce, Inc	82,187
4,336	*	Hibbett Sporting Goods, Inc	96,476
1,825	*	Jill (J.) Group, Inc	28,872
3,412		Longs Drug Stores Corp	146,341
3,193	*	Nutri/System, Inc	79,889
1,349	*	Overstock.com, Inc	51,734
1,095	*	Party City Corp	18,527
7,395	*	Petco Animal Supplies, Inc	156,478
3,293	*	Priceline.com, Inc	63,621
312	*	Sharper Image Corp	3,931
728	*	Sports Authority, Inc	21,432
2,274	*	Stamps.com, Inc	39,136
2,449	*	Valuevision International, Inc (Class A)	27,796
3,516		World Fuel Services Corp	114,094
377	*	Zumiez, Inc	12,302

		TOTAL MISCELLANEOUS RETAIL	1,310,179

MOTION PICTURES - 0.19%
427	*	Avid Technology, Inc	17,678
6,400	*	Macrovision Corp	122,240
693	*	WPT Enterprises, Inc	6,112

		TOTAL MOTION PICTURES	146,030

NONDEPOSITORY INSTITUTIONS - 0.63%
1,498	*	Accredited Home Lenders Holding Co	52,670
8,563		Advance America Cash Advance Centers, Inc	113,460
1,302		Asta Funding, Inc	39,529
1,822	*	Collegiate Funding Services LLC	26,984
1,052	*	CompuCredit Corp	46,730
1,315		Doral Financial Corp	17,187
6,429	*	E-Loan, Inc	26,938
1,641	*	Encore Capital Group, Inc	29,275
1,184	*	First Cash Financial Services, Inc	31,163
758	*	Metris Cos, Inc	11,089
1,050		NGP Capital Resources Co	15,813
654	*	United PanAm Financial Corp	16,330
2,500	*	World Acceptance Corp	63,525

		TOTAL NONDEPOSITORY INSTITUTIONS	490,693

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE

NONMETALLIC MINERALS, EXCEPT FUELS - 0.07%
2,702		AMCOL International Corp	$51,527

		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	51,527

OIL AND GAS EXTRACTION - 5.27%
793	*	Atlas America, Inc	38,738
2,290	*	ATP Oil & Gas Corp	75,204
1,723	*	Atwood Oceanics, Inc	145,094
1,732		Berry Petroleum Co (Class A)	115,507
2,920		Cabot Oil & Gas Corp (Class A)	147,489
4,959	*	Cal Dive International, Inc	314,450
502	*	Callon Petroleum Co	10,507
1,680	*	Carrizo Oil & Gas, Inc	49,224
6,100	*	Cheniere Energy, Inc	252,296
700	*	Clayton Williams Energy, Inc	30,240
5,188	*	Comstock Resources, Inc	170,218
3,994	*	Delta Petroleum Corp	83,075
237	*	Edge Petroleum Corp	6,254
2,257	*	Encore Acquisition Co	87,684
6,889	*	Endeavour International Corp	34,445
481	*	Energy Partners Ltd	15,017
4,322	*	FX Energy, Inc	51,734
8,094	*	Gasco Energy, Inc	53,825
5,470	*	Global Industries Ltd	80,628
1,283	*	Goodrich Petroleum Corp	30,112
24,406	*	Grey Wolf, Inc	205,743
6,379	*	KCS Energy, Inc	175,614
7,838	*	Newpark Resources, Inc	65,996
3,085	*	Oceaneering International, Inc	164,770
4,307	*	Parallel Petroleum Corp	60,298
12,033	*	Parker Drilling Co	111,546
2,800	*	PetroHawk Energy Corp	40,348
2,031	*	Petroleum Development Corp	77,869
2,486	*	Pioneer Drilling Co	48,527
2,587	*	Remington Oil & Gas Corp	107,361
883		RPC, Inc	22,746
137	*	SEACOR Holdings, Inc	9,943
601	*	Spinnaker Exploration Co	38,879
5,641		St. Mary Land & Exploration Co	206,461
9,921	*	Superior Energy Services	229,076
4,922	*	Syntroleum Corp	71,664
4,429	*	Tetra Technologies, Inc	138,273
2,262	*	Tipperary Corp	16,671
6,019		Todco	251,052
1,793	*	Toreador Resources Corp	63,472
2,803	*	Tri-Valley Corp	27,890
1,100		W&T Offshore, Inc	35,673
2,675	*	Warren Resources, Inc	44,806
3,537	*	W-H Energy Services, Inc	114,670

		TOTAL OIL AND GAS EXTRACTION	4,121,089

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE

PAPER AND ALLIED PRODUCTS - 0.22%
1,789		Greif, Inc (Class A)	$107,519
100		Neenah Paper, Inc	2,930
5,032	*	Playtex Products, Inc	55,352
566		Xerium Technologies, Inc	6,498

		TOTAL PAPER AND ALLIED PRODUCTS	172,299

PERSONAL SERVICES - 0.21%
372	*	Coinstar, Inc	6,886
4,715		Jackson Hewitt Tax Service, Inc	112,736
1,150		Regis Corp	43,493

		TOTAL PERSONAL SERVICES	163,115

PETROLEUM AND COAL PRODUCTS - 1.11%
1,000	*	Alon USA Energy, Inc	24,150
2,569		ElkCorp	91,893
6,980		Frontier Oil Corp	309,563
1,116	*	Giant Industries, Inc	65,331
5,278	*	Headwaters, Inc	197,397
2,328		Holly Corp	148,945
1,259		WD-40 Co	33,376

		TOTAL PETROLEUM AND COAL PRODUCTS	870,655

PRIMARY METAL INDUSTRIES - 1.55%
14,231	*	AK Steel Holding Corp	121,960
4,079	*	Aleris International, Inc	111,969
2,853	*	CommScope, Inc	49,471
1,496	*	General Cable Corp	25,133
884		Gibraltar Industries, Inc	20,217
3,758	*	Lone Star Technologies, Inc	208,907
4,128		Matthews International Corp (Class A)	155,997
2,485	*	Maverick Tube Corp	74,550
1,300		Mueller Industries, Inc	36,101
2,802	*	NS Group, Inc	109,978
2,714		Quanex Corp	179,721
811		Steel Technologies, Inc	21,029
1,352	*	Titanium Metals Corp	53,485
2,079		Tredegar Corp	27,048
940		Worthington Industries, Inc	19,768

		TOTAL PRIMARY METAL INDUSTRIES	1,215,334

PRINTING AND PUBLISHING - 1.24%
1,815		Bowne & Co, Inc	25,936
6,184	*	Cenveo, Inc	64,128
1,208	*	Consolidated Graphics, Inc	52,004
425		Courier Corp	15,895
7,536		Hollinger International, Inc	73,853
3,214		John H Harland Co	142,702
498		Journal Communications, Inc	7,420

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE

2,635		Journal Register Co	$42,634
2,830	*	Martha Stewart Living Omnimedia, Inc (Class A)	70,807
2,733	*	Playboy Enterprises, Inc (Class B)	38,535
3,621	*	Presstek, Inc	47,001
10,751		Reader's Digest Association, Inc (Class A)	171,693
950		Schawk, Inc	18,991
1,048		Thomas Nelson, Inc	19,660
4,577	*	Valassis Communications, Inc	178,411

		TOTAL PRINTING AND PUBLISHING	969,670

RAILROAD TRANSPORTATION - 0.50%
4,146		Florida East Coast Industries	187,772
2,687	*	Genesee & Wyoming, Inc (Class A)	85,178
5,076	*	Kansas City Southern Industries, Inc	118,322

		TOTAL RAILROAD TRANSPORTATION	391,272

REAL ESTATE - 0.32%
726		Consolidated-Tomoka Land Co	49,368
734	*	Housevalues, Inc	10,496
3,802		Jones Lang LaSalle, Inc	175,120
300		Orleans Homebuilders, Inc	7,392
301	*	Trammell Crow Co	7,429
346	*	ZipRealty, Inc	4,408

		TOTAL REAL ESTATE	254,213

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.75%
134	*	Applied Films Corp	2,814
1,095	*	Deckers Outdoor Corp	26,346
6,924	*	Jarden Corp	284,369
496	*	Skechers U.S.A., Inc (Class A)	8,120
300		Titan International, Inc	4,119
1,453	*	Trex Co, Inc	34,872
4,496		Tupperware Corp	102,419
4,052		West Pharmaceutical Services, Inc	120,223

		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	583,282

SECURITY AND COMMODITY BROKERS - 0.92%
2,536	*	Archipelago Holdings, Inc	101,059
850		BKF Capital Group, Inc	26,290
2,869		Calamos Asset Management, Inc (Class A)	70,807
880		Cohen & Steers, Inc	17,600
501		GAMCO Investors, Inc	22,971
812	*	GFI Group, Inc	33,430
1,485		Greenhill & Co, Inc	61,910
1,397	*	International Securities Exchange, Inc	32,690
1,083	*	MarketAxess Holdings, Inc	14,729
1,191	*	Morningstar, Inc	38,112

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE

4,008	*	Nasdaq Stock Market, Inc	$101,603
2,548		optionsXpress Holdings, Inc	48,514
300		Sanders Morris Harris Group, Inc	4,905
106		Value Line, Inc	4,149
7,418		Waddell & Reed Financial, Inc (Class A)	143,612

		TOTAL SECURITY AND COMMODITY BROKERS	722,381

SOCIAL SERVICES - 0.22%
3,467	*	Bright Horizons Family Solutions, Inc	133,133
1,181	*	Providence Service Corp	36,127

		TOTAL SOCIAL SERVICES	169,260

SPECIAL TRADE CONTRACTORS - 0.20%
2,000	*	AsiaInfo Holdings, Inc	9,700
3,176		Chemed Corp	137,648
269	*	Insituform Technologies, Inc (Class A)	4,651
246	*	Layne Christensen Co	5,793

		TOTAL SPECIAL TRADE CONTRACTORS	157,792

STONE, CLAY, AND GLASS PRODUCTS - 0.71%
825		Apogee Enterprises, Inc	14,108
2,663	*	Cabot Microelectronics Corp	78,239
2,556		CARBO Ceramics, Inc	168,670
2,408		Eagle Materials, Inc	292,259

		TOTAL STONE, CLAY, AND GLASS PRODUCTS	553,276

TEXTILE MILL PRODUCTS - 0.07%
1,203		Oxford Industries, Inc	54,279

		TOTAL TEXTILE MILL PRODUCTS	54,279

TRANSPORTATION BY AIR - 0.69%
4,348	*	ABX Air, Inc	35,654
11,025	*	Airtran Holdings, Inc	139,576
8,394	*	Continental Airlines, Inc (Class B)	81,086
9,231	b,*	Delta Air Lines, Inc	6,923
3,225	*	EGL, Inc	87,559
5,764	*	ExpressJet Holdings, Inc	51,703
864	*	Frontier Airlines, Inc	8,450
2,012	*	Mesa Air Group, Inc	16,599
2,653	*	Pinnacle Airlines Corp	17,245
496	*	Republic Airways Holdings, Inc	7,098
2,255		Skywest, Inc	60,479
2,964	*	World Air Holdings, Inc	31,418

		TOTAL TRANSPORTATION BY AIR	543,790

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE

TRANSPORTATION EQUIPMENT - 1.60%
2,548	*	AAR Corp	$43,775
570	*	Accuride Corp	7,872
5,071		Clarcor, Inc	145,639
2,235	*	Fleetwood Enterprises, Inc	27,491
7,014	*	GenCorp, Inc	130,811
777		Greenbrier Cos, Inc	25,827
2,134		Heico Corp	49,509
6,510		JLG Industries, Inc	238,201
1,300	*	K&F Industries Holdings, Inc	21,749
858		Noble International Ltd	20,729
2,028	*	Orbital Sciences Corp	25,350
4,419		Thor Industries, Inc	150,246
3,879		Wabash National Corp	76,261
6,023		Westinghouse Air Brake Technologies Corp	164,307
4,352		Winnebago Industries, Inc	126,077

		TOTAL TRANSPORTATION EQUIPMENT	1,253,844

TRANSPORTATION SERVICES - 0.39%
2,200		Ambassadors Group, Inc	49,060
1,460	*	Dynamex, Inc	22,834
2,456	*	HUB Group, Inc	90,160
4,657		Pacer International, Inc	122,759
1,760	*	RailAmerica, Inc	20,944

		TOTAL TRANSPORTATION SERVICES	305,757

TRUCKING AND WAREHOUSING - 0.55%
491		Arkansas Best Corp	17,121
3,775		Forward Air Corp	139,071
5,643		Heartland Express, Inc	114,779
2,400	*	Old Dominion Freight Line	80,376
352	*	P.A.M. Transportation Services, Inc	5,688
1,611	*	SIRVA, Inc	12,018
400	*	U.S. Xpress Enterprises, Inc (Class A)	4,664
700	*	Universal Truckload Services, Inc	13,006
562	*	USA Truck, Inc	14,219
1,715		Werner Enterprises, Inc	29,652

		TOTAL TRUCKING AND WAREHOUSING	430,594

WATER TRANSPORTATION - 0.30%
1,806	*	Hornbeck Offshore Services, Inc	66,154
2,528	*	Kirby Corp	124,959
959		Maritrans, Inc	30,688
4,498	*	Odyssey Marine Exploration, Inc	16,598

		TOTAL WATER TRANSPORTATION	238,399

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE

WHOLESALE TRADE-DURABLE GOODS - 1.91%
1,000	*	1-800 Contacts, Inc	$18,750
200		Agilysys, Inc	3,368
3,459		Applied Industrial Technologies, Inc	124,109
4,197	*	Aviall, Inc	141,775
2,081	*	Beacon Roofing Supply, Inc	67,986
971		BlueLinx Holdings, Inc	13,050
474		Building Material Holding Corp	44,172
2,219	*	Digi International, Inc	23,810
2,000	*	Drew Industries, Inc	51,620
2,266	*	Genesis Microchip, Inc	49,739
1,391		Hughes Supply, Inc	45,347
537	*	Huttig Building Products, Inc	4,860
1,374	*	Imagistics International, Inc	57,502
854	*	Insight Enterprises, Inc	15,884
1,518	*	Interline Brands, Inc	31,893
1,339	*	Keystone Automotive Industries, Inc	38,577
4,969		Knight Transportation, Inc	121,045
190		Lawson Products, Inc	6,977
1,728	*	LKQ Corp	52,186
2,175	*	Merge Technologies, Inc	37,171
3,531	*	Navarre Corp	20,444
2,959		Owens & Minor, Inc	86,847
1,869		PEP Boys-Manny Moe & Jack	25,867
8,287	*	PSS World Medical, Inc	110,549
2,393		Reliance Steel & Aluminum Co	126,661
2,699	*	Tyler Technologies, Inc	22,348
988	*	Visteon Corp	9,663
4,030	*	WESCO International, Inc	136,496
427	*	West Marine, Inc	6,311

		TOTAL WHOLESALE TRADE-DURABLE GOODS	1,495,007

WHOLESALE TRADE-NONDURABLE GOODS - 1.48%
4,211	*	Allscripts Healthcare Solutions, Inc	75,882
1,114	*	BioScrip, Inc	7,241
1,800	*	Central European Distribution Corp	76,662
550	*	Green Mountain Coffee Roasters, Inc	19,129
1,093		Kenneth Cole Productions, Inc (Class A)	29,828
2,692		K-Swiss, Inc (Class A)	79,602
406	*	Maui Land & Pineapple Co, Inc	12,192
1,512	*	Metals USA, Inc	30,936
7,036		Nu Skin Enterprises, Inc (Class A)	134,036
1,351	*	Nuco2, Inc	34,788
3,973	*	Priority Healthcare Corp (Class B)	110,688
986	*	Provide Commerce, Inc	23,930
1,164	*	School Specialty, Inc	56,780
825	*	Source Interlink Cos, Inc	9,125
1,676	*	Spartan Stores, Inc	17,263
4,181	*	Tractor Supply Co	190,863

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE

5,242	*	United Natural Foods, Inc	$185,357
1,314	*	United Stationers, Inc	62,888

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	1,157,190

		TOTAL COMMON STOCKS	77,557,680
		(Cost $60,069,061)

		TOTAL PORTFOLIO - 99.10%	77,557,680
		(Cost $60,069,061)

		OTHER ASSETS & LIABILITIES, NET - 0.90%	703,962

		NET ASSETS -100.00%	$78,261,642

	*	Non-income producing
	b	In bankruptcy
	v	Security valued at fair value.

For ease of presentation, we have grouped a number of industry classification categories together in the Statement of Investments.
		Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

		At September 30, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $60,392,791. Net unrealized appreciation of portfolio investments aggregated $17,164,889 of which $20,577,816 related to appreciated portfolio investments and $3,412,927 related to depreciated portfolio investments.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
SMALL-CAP VALUE INDEX FUND
STATEMENT OF INVESTMENTS
September 30, 2005

SHARES			VALUE

COMMON STOCKS - 99.75%
AGRICULTURAL PRODUCTION-CROPS - 0.28%
5,201		Chiquita Brands International, Inc	$145,368
1,700		Delta & Pine Land Co	44,897
946	*	John B. Sanfilippo & Son	16,555

		TOTAL AGRICULTURAL PRODUCTION-CROPS	206,820

AGRICULTURAL PRODUCTION-LIVESTOCK - 0.05%
25		Seaboard Corp	34,325

		TOTAL AGRICULTURAL PRODUCTION-LIVESTOCK	34,325

AMUSEMENT AND RECREATION SERVICES - 0.50%
379	*	Argosy Gaming Co	17,809
927		Churchill Downs, Inc	32,742
1,838		Dover Motorsports, Inc	12,572
4,300	*	Magna Entertainment Corp (Class A)	28,638
1,189	*	Multimedia Games, Inc	11,545
4,435	*	Pinnacle Entertainment, Inc	81,294
11,437	*	Six Flags, Inc	82,232
1,470		Speedway Motorsports, Inc	53,405
1,464	*	Sunterra Corp	19,222
2,264		World Wrestling Entertainment, Inc	29,432

		TOTAL AMUSEMENT AND RECREATION SERVICES	368,891

APPAREL AND ACCESSORY STORES - 1.06%
800		Buckle, Inc	27,176
1,991		Burlington Coat Factory Warehouse Corp	75,738
2,299		Cato Corp (Class A)	45,819
687	*	Charlotte Russe Holding, Inc	9,151
14,621	*	Charming Shoppes, Inc	156,006
377		DEB Shops, Inc	8,196
826	*	Dress Barn, Inc	18,800
428		Finish Line, Inc (Class A)	6,244
1,365		Goody's Family Clothing, Inc	10,333
2,759	*	Jo-Ann Stores, Inc	47,731
8,283	*	Payless Shoesource, Inc	144,124
885	*	Shoe Carnival, Inc	14,080
3,180		Stage Stores, Inc	85,447
708		Syms Corp	9,480
564		Talbots, Inc	16,875
2,192	*	The Wet Seal, Inc	9,864
3,593	*	Too, Inc	98,556

		TOTAL APPAREL AND ACCESSORY STORES	783,620

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE

APPAREL AND OTHER TEXTILE PRODUCTS - 0.37%
2,342	*	Gymboree Corp	$31,945
3,095	*	Hartmarx Corp	20,272
3,381		Kellwood Co	87,399
600	*	Maidenform Brands, Inc	8,250
426		Phillips-Van Heusen Corp	13,215
3,948		Russell Corp	55,430
2,440	*	Warnaco Group, Inc	53,460

		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	269,971

AUTO REPAIR, SERVICES AND PARKING - 0.65%
1,058	*	Amerco, Inc	61,565
1,425		Bandag, Inc	61,076
2,400		Central Parking Corp	35,880
3,100	*	Dollar Thrifty Automotive Group, Inc	104,377
505		Monro Muffler, Inc	13,266
6,503	*	PHH Corp	178,572
1,151	*	Wright Express Corp	24,850

		TOTAL AUTO REPAIR, SERVICES AND PARKING	479,586

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.42%
1,700	*	Asbury Automotive Group, Inc	28,951
730	*	CSK Auto Corp	10,863
1,987		Lithia Motors, Inc (Class A)	57,583
1,131	*	MarineMax, Inc	28,829
3,524		Sonic Automotive, Inc	78,303
3,203		United Auto Group, Inc	105,827

		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	310,356

BUILDING MATERIALS AND GARDEN SUPPLIES - 0.14%
2,302	*	Central Garden & Pet Co	104,166

		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	104,166

BUSINESS SERVICES - 5.07%
47,407	*	3Com Corp	193,421
4,736		ABM Industries, Inc	98,556
3,668	*	Agile Software Corp	26,300
1,603	*	American Reprographics Co	27,411
4,735	*	AMICAS, Inc	25,569
1,043		Arbitron, Inc	41,553
7,930	*	Ariba, Inc	45,201
5,818	*	Atari, Inc	8,378
2,136	*	Autobytel, Inc	10,701
809	*	Avocent Corp	25,597
9,546	*	Borland Software Corp	55,558

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE

2,451		Brady Corp (Class A)	$75,834
2,406		Catalina Marketing Corp	54,712
7,987	*	CBIZ, Inc	40,734
3,675	*	Ciber, Inc	27,305
14,857	*	CMGI, Inc	24,811
3,139	*	Covansys Corp	50,098
2,934	*	CSG Systems International, Inc	63,697
3,544	*	Echelon Corp	32,640
1,691	*	eFunds Corp	31,842
2,200	*	Electro Rent Corp	27,676
6,690	*	Electronics for Imaging, Inc	153,469
1,161	*	EPIQ Systems, Inc	25,333
2,507	*	eSpeed, Inc (Class A)	19,003
1,222	*	Forrester Research, Inc	25,442
1,086	*	Gartner, Inc (Class A)	12,695
300	*	Heartland Payment Systems, Inc	7,158
676	*	Heidrick & Struggles International, Inc	21,889
402	*	Hudson Highland Group, Inc	10,038
2,000	*	Hypercom Corp	13,040
2,364	*	iGate Corp	8,581
935	*	Infospace, Inc	22,318
1,244		Integral Systems, Inc	25,676
2,431	*	Intergraph Corp	108,690
4,836	*	Internet Capital Group, Inc	42,605
1,072	*	Internet Security Systems, Inc	25,739
978		Interpool, Inc	17,848
500	*	Intervideo, Inc	5,015
4,741	*	Interwoven, Inc	38,734
521	*	Intrado, Inc	9,394
972	*	Ipass, Inc	5,229
3,488	*	JDA Software Group, Inc	52,948
5,123	*	Keane, Inc	58,556
2,240		Kelly Services, Inc (Class A)	68,678
856	*	Keynote Systems, Inc	11,111
1,079	*	Kforce, Inc	11,114
7,437	*	Lawson Software, Inc	51,613
4,608	*	Magma Design Automation, Inc	37,417
301	*	Manhattan Associates, Inc	6,983
410	*	Mapinfo Corp	5,022
200	*	Marlin Business Services, Inc	4,608
5,727	*	Matrixone, Inc	30,124
5,830	*	Mentor Graphics Corp	50,138
1,789		MoneyGram International, Inc	38,839
1,333	*	Motive, Inc	8,451
8,142	*	MPS Group, Inc	96,076
2,225	*	MRO Software, Inc	37,469
4,049	*	NCO Group, Inc	83,652
4,324		NDCHealth Corp	81,810
1,545	*	Ness Technologies, Inc	15,450
6,732	*	NetIQ Corp	82,400
1,706	*	Netratings, Inc	25,965
1,100	*	Netscout Systems, Inc	5,973
301	*	Open Solutions, Inc	6,568
1,584	*	Pegasystems, Inc	9,488

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE

8,433	*	Perot Systems Corp (Class A)	$119,327
200	*	PRA International	6,062
500		QAD, Inc	4,145
1,159	*	Quest Software, Inc	17,466
1,410	*	Radisys Corp	27,354
3,351	*	Redback Networks, Inc	33,242
1,520	*	Rent-Way, Inc	10,442
6,336	*	RSA Security, Inc	80,531
5,028	*	S1 Corp	19,659
1,648	*	SafeNet, Inc	59,839
337	*	SI International, Inc	10,437
6,414	*	SonicWALL, Inc	40,729
3,153	*	Spherion Corp	23,963
110	*	SPSS, Inc	2,640
300	*	SSA Global Technologies, Inc	5,280
1,343		Startek, Inc	17,728
1,739	*	Stellent, Inc	14,903
1,640	*	SupportSoft, Inc	8,266
2,200	*	SYKES Enterprises, Inc	26,180
1,062	*	SYNNEX Corp	17,884
425		Talx Corp	13,936
1,280	*	TeleTech Holdings, Inc	12,826
1,455	*	THQ, Inc	31,021
8,718	*	TIBCO Software, Inc	72,882
400	*	TRM Corp	6,076
5,765		United Online, Inc	79,845
8,275	*	United Rentals, Inc	163,100
2,158	*	Universal Compression Holdings, Inc	85,824
4,508	*	Verity, Inc	47,875
913	*	Vertrue, Inc	33,188
2,671		Viad Corp	73,052
2,234	*	Vignette Corp	35,543
1,000	*	Volt Information Sciences, Inc	20,320
6,393	*	webMethods, Inc	45,199
200	*	WebSideStory, Inc	3,544

		TOTAL BUSINESS SERVICES	3,736,251

CHEMICALS AND ALLIED PRODUCTS - 3.50%
2,906	*	Albany Molecular Research, Inc	35,395
3,588		Alpharma, Inc (Class A)	89,234
2,368	*	Andrx Corp	36,538
2,800		Arch Chemicals, Inc	65,100
4,231	*	Arena Pharmaceuticals, Inc	41,887
3,782	*	Arqule, Inc	29,613
525	*	Atherogenics, Inc	8,416
872	*	BioMarin Pharmaceuticals, Inc	7,613
4,300		Calgon Carbon Corp	33,970
3,223		Cambrex Corp	61,108
897	*	Cell Genesys, Inc	4,916
477	*	Chattem, Inc	16,933
7,109	*	Dendreon Corp	47,701

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE

1,777	*	Elizabeth Arden, Inc	$38,348
2,528	*	Enzon Pharmaceuticals, Inc	16,761
5,160		Ferro Corp	94,531
2,018		Georgia Gulf Corp	48,593
5,014	*	GlobeTel Communications Corp	7,270
3,511		H.B. Fuller Co	109,122
400	*	Inspire Pharmaceuticals, Inc	3,040
2,401	*	Inverness Medical Innovations, Inc	63,698
2,469		Minerals Technologies, Inc	141,251
4,611	*	NBTY, Inc	108,358
2,042	*	NewMarket Corp	35,408
100	*	NitroMed, Inc	1,800
700		NL Industries, Inc	13,153
806	*	NPS Pharmaceuticals, Inc	8,149
2,953	*	Nuvelo, Inc	28,349
1,586		Octel Corp	26,439
4,780		Olin Corp	90,772
3,505	*	OM Group, Inc	70,556
1,004	*	Par Pharmaceutical Cos, Inc	26,726
2,427	*	Parexel International Corp	48,758
9,316		Perrigo Co	133,312
461	*	Pharmion Corp	10,054
681	*	Pioneer Cos, Inc	16,385
11,314	*	PolyOne Corp	68,563
2,449	*	Prestige Brands Holdings, Inc	30,172
17,906	*	Revlon, Inc (Class A)	57,657
500	*	Rockwood Holdings, Inc	9,525
5,867		Sensient Technologies Corp	111,180
1,826	*	Serologicals Corp	41,195
700		Stepan Co	17,542
2,495	*	Tanox, Inc	36,552
11,149	*	Terra Industries, Inc	74,141
1,359		UAP Holding Corp	24,598
10,612		USEC, Inc	118,430
11,659	*	Vertex Pharmaceuticals, Inc	260,579
4,000		Wellman, Inc	25,320
1,613		Westlake Chemical Corp	43,680
4,414	*	WR Grace & Co	39,505

		TOTAL CHEMICALS AND ALLIED PRODUCTS	2,577,896

COAL MINING - 0.22%
1,300		Foundation Coal Holdings, Inc	49,985
641	*	James River Coal Co	32,351
1,335		Penn Virginia Corp	77,043

		TOTAL COAL MINING	159,379

COMMUNICATIONS - 3.19%
1,780	*	Airspan Networks, Inc	8,953
2,014		Anixter International, Inc	81,225
2,048	*	Audiovox Corp (Class A)	28,631
2,274	*	Brightpoint, Inc	43,524

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE

1,728	*	Centennial Communications Corp	$25,885
38,179	*	Charter Communications, Inc (Class A)	57,269
30,339	*	Cincinnati Bell, Inc	133,795
5,257	*	Citadel Broadcasting Corp	72,179
1,245		Commonwealth Telephone Enterprises, Inc	46,937
4,605	*	Cox Radio, Inc (Class A)	69,996
2,331		CT Communications, Inc	28,834
5,679	*	Cumulus Media, Inc (Class A)	70,931
3,216	*	Emmis Communications Corp (Class A)	71,041
4,422	*	Entercom Communications Corp	139,691
3,739	*	Entravision Communications Corp (Class A)	29,426
3,256		Fairpoint Communications, Inc	47,635
329	*	Fisher Communications, Inc	15,318
5,370	*	Foundry Networks, Inc	68,199
6,644	*	General Communication, Inc (Class A)	65,776
998		Golden Telecom, Inc	31,507
5,448		Gray Television, Inc	57,694
6,978	*	IDT Corp (Class B)	85,062
6,318	*	Insight Communications Co, Inc	73,478
2,698		Iowa Telecommunications Services, Inc	45,380
85,774	*	Level 3 Communications, Inc	198,996
1,658		Liberty Corp	77,744
3,456	*	Lin TV Corp (Class A)	48,211
3,248	*	Mastec, Inc	35,403
1,500	*	NeuStar, Inc	47,985
296		Preformed Line Products Co	13,971
5,495	*	Price Communications Corp	90,393
6,770	*	Radio One, Inc (Class D)	89,026
2,742	*	RCN Corp	58,185
1	v*	RCN Corp Wts 12/21/06	-
3,166	*	Regent Communications, Inc	16,653
717	*	Saga Communications, Inc (Class A)	9,536
200	*	Salem Communications Corp (Class A)	3,688
1,104	*	SBA Communications Corp	17,057
711		Shenandoah Telecom Co	29,286
786	*	Spanish Broadcasting System, Inc (Class A)	5,643
1,749		SureWest Communications	50,161
3,605	*	Talk America Holdings, Inc	33,995
3,221	*	USA Mobility, Inc	86,903
1,474		Valor Communications Group, Inc	20,091
3,071	*	Wireless Facilities, Inc	17,812

		TOTAL COMMUNICATIONS	2,349,105

DEPOSITORY INSTITUTIONS - 15.32%
1,402		1st Source Corp	32,456
1,440		ABC Bancorp	27,634
1,363	*	ACE Cash Express, Inc	26,592
1,659		Alabama National Bancorp	106,076
2,679		Amcore Financial, Inc	83,612
5,461		Amegy Bancorp, Inc	123,582
1,230	*	AmericanWest Bancorp	28,438
2,723		Anchor Bancorp Wisconsin, Inc	80,274

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE

239		Arrow Financial Corp	$6,482
1,608	*	Banc Corp	17,366
521		Bancfirst Corp	44,285
1,086	*	Bancorp, Inc	17,365
9,625		Bancorpsouth, Inc	219,931
1,000		BancTrust Financial Group, Inc	19,280
7,064		Bank Mutual Corp	75,726
1,600		Bank of Granite Corp	30,464
5,215		BankAtlantic Bancorp, Inc (Class A)	88,603
1,800	*	BankFinancial Corp	25,560
3,114		BankUnited Financial Corp (Class A)	71,217
1,200		Banner Corp	31,968
900		Berkshire Hills Bancorp, Inc	30,600
2,710	*	BFC Financial Corp	18,916
3,117		Boston Private Financial Holdings, Inc	82,725
7,560		Brookline Bancorp, Inc	119,599
757		Camden National Corp	28,516
1,495		Capital City Bank Group, Inc	56,376
1,115		Capital Corp of the West	34,063
498	*	Capital Crossing Bank	17,300
1,493		Capitol Bancorp Ltd	48,373
1,941	*	Cardinal Financial Corp	18,731
1,821		Cathay General Bancorp	64,573
1,025	*	Central Coast Bancorp	21,843
3,673		Central Pacific Financial Corp	129,216
3,058		Chemical Financial Corp	99,385
5,565		Chittenden Corp	147,528
985		Citizens & Northern Corp	26,300
5,256		Citizens Banking Corp	149,270
900		City Bank	30,807
1,821		City Holding Co	65,119
1,613		Clifton Savings Bancorp, Inc	16,614
520		Columbia Bancorp	20,899
1,893		Columbia Banking System, Inc	49,653
4,010		Commercial Capital Bancorp, Inc	68,170
4,661		Commercial Federal Corp	159,127
100	*	Community Bancorp	3,299
3,641		Community Bank System, Inc	82,287
1,179		Community Banks, Inc	33,142
1,783		Community Trust Bancorp, Inc	57,377
541		Corus Bankshares, Inc	29,663
1,188		CVB Financial Corp	22,097
3,270		Dime Community Bancshares	48,134
220	*	EuroBancshares, Inc	3,280
700		Farmers Capital Bank Corp	21,686
2,250		Fidelity Bankshares, Inc	68,737
1,100		Financial Institutions, Inc	20,251
1,282		First Bancorp (North Carolina)	25,691
7,720		First Bancorp (Puerto Rico)	130,622
3,844		First Charter Corp	94,101
707		First Citizens Bancshares, Inc (Class A)	120,650
8,620		First Commonwealth Financial Corp	114,905
1,600		First Community Bancorp, Inc	76,528

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE

1,212		First Community Bancshares, Inc	$35,560
844		First Defiance Financial Corp	23,151
4,300		First Financial Bancorp	79,980
2,120		First Financial Bankshares, Inc	73,840
1,700		First Financial Corp (Indiana)	45,900
1,481		First Financial Holdings, Inc	45,496
1,407		First Indiana Corp	47,936
2,215		First Merchants Corp	57,213
3,154		First Midwest Bancorp, Inc	117,455
14,234		First Niagara Financial Group, Inc	205,539
900		First Oak Brook Bancshares, Inc	27,261
1,800		First Place Financial Corp	39,906
2,300		First Republic Bank	81,029
1,656		First State Bancorporation	35,091
2,004	*	FirstFed Financial Corp	107,835
4,275		Flagstar Bancorp, Inc	68,827
2,306		Flushing Financial Corp	37,749
6,945		FNB Corp	120,010
800		FNB Corp (Virginia)	22,144
2,424	*	Franklin Bank Corp	39,148
7,984		Fremont General Corp	174,291
2,184		Frontier Financial Corp	63,336
1,520		GB&T Bancshares, Inc	32,270
2,351		Glacier Bancorp, Inc	72,575
4,697		Gold Banc Corp, Inc	69,985
600		Great Southern Bancorp, Inc	17,952
6,137		Greater Bay Bancorp	151,216
781		Greene County Bancshares, Inc	20,212
3,300		Hancock Holding Co	112,662
3,315		Hanmi Financial Corp	59,504
890		Harbor Florida Bancshares, Inc	32,280
1,599		Harleysville National Corp	35,098
1,245		Heartland Financial USA, Inc	24,190
538		Heritage Commerce Corp	11,190
1,265		Horizon Financial Corp	27,830
3,576		Hudson United Bancorp	151,372
1,148		IBERIABANK Corp	61,016
1,847		Independent Bank Corp (Massachusetts)	56,112
2,191		Independent Bank Corp (Michigan)	63,627
1,892		Integra Bank Corp	41,056
2,000		Interchange Financial Services Corp	34,520
2,300		Irwin Financial Corp	46,897
690	*	ITLA Capital Corp	36,218
2,544		Kearny Financial Corp	31,800
4,058		KNBT Bancorp, Inc	63,183
2,158		Lakeland Bancorp, Inc	33,082
700		Lakeland Financial Corp	28,945
3,906		MAF Bancorp, Inc	160,146
1,717		Main Street Banks, Inc	46,016
1,389		MainSource Financial Group, Inc	24,627
1,559		MB Financial, Inc	60,770
1,483		MBT Financial Corp	27,332
265		Mercantile Bank Corp	11,339

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE

2,900		Mid-State Bancshares	$79,779
1,214		Midwest Banc Holdings, Inc	28,068
100		NASB Financial, Inc	4,000
4,223		National Penn Bancshares, Inc	105,110
700		NBC Capital Corp	17,556
3,900		NBT Bancorp, Inc	92,001
5,448		NetBank, Inc	45,273
7,011		NewAlliance Bancshares, Inc	102,641
673	*	Northern Empire Bancshares	16,771
2,430		Northwest Bancorp, Inc	51,637
1,027		OceanFirst Financial Corp	24,792
8,435		Old National Bancorp	178,991
1,513		Omega Financial Corp	42,409
2,543		Oriental Financial Group, Inc	31,126
2,909		Pacific Capital Bancorp	96,841
1,292		Park National Corp	139,885
5,988		Partners Trust Financial Group, Inc	68,982
240		Peapack Gladstone Financial Corp	6,586
1,000		Pennfed Financial Services, Inc	18,280
1,294		Peoples Bancorp, Inc	35,753
1,862		PFF Bancorp, Inc	56,344
500		Placer Sierra Bancshares	13,735
711	*	Premierwest Bancorp	10,736
2,609		Prosperity Bancshares, Inc	78,922
3,999		Provident Bankshares Corp	139,085
534		Provident Financial Holdings	14,979
8,906		Provident Financial Services, Inc	156,746
4,874		Provident New York Bancorp	56,880
3,638		R & G Financial Corp (Class B)	50,023
1,200		Renasant Corp	37,980
902		Republic Bancorp, Inc (Class A) (Kentucky)	18,870
8,363		Republic Bancorp, Inc (Michigan)	118,253
595		Royal Bancshares of Pennsylvania (Class A)	13,292
2,645		S&T Bancorp, Inc	99,981
820		S.Y. Bancorp, Inc	19,500
1,537		Sandy Spring Bancorp, Inc	51,797
660		Santander BanCorp	16,256
1,050		SCBT Financial Corp	33,159
880		Seacoast Banking Corp of Florida	20,618
1,013		Security Bank Corp	25,214
1,147	*	Signature Bank	30,958
1,700		Simmons First National Corp (Class A)	48,484
583		Sound Federal Bancorp, Inc	9,742
967		Southside Bancshares, Inc	18,383
1,631		Southwest Bancorp, Inc	35,833
1,091		State Bancorp, Inc	19,551
135		State Financial Services Corp (Class A)	4,930
1,832		Sterling Bancorp	41,238
5,427		Sterling Bancshares, Inc	79,831
3,064		Sterling Financial Corp (Pennsylvania)	61,740
4,263		Sterling Financial Corp (Spokane)	96,131
663		Summit Bancshares, Inc	12,179
616		Summit Financial Group, Inc	16,786
1,402	*	Sun Bancorp, Inc (New Jersey)	29,568

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE

5,671		Susquehanna Bancshares, Inc	$136,331
600		Taylor Capital Group, Inc	22,692
4,250		Texas Regional Bancshares, Inc (Class A)	122,358
2,122		TierOne Corp	55,830
847		Tompkins Trustco, Inc	36,633
1,300		Trico Bancshares	27,976
5,791		Trustmark Corp	161,279
1,893		UMB Financial Corp	124,332
5,456		Umpqua Holdings Corp	132,690
1,100		Union Bankshares Corp	45,958
4,585		United Bankshares, Inc	160,246
3,209		United Community Banks, Inc	91,457
3,120		United Community Financial Corp	35,006
2,566		Unizan Financial Corp	62,123
1,348		USB Holding Co, Inc	30,734
802		Virginia Financial Group, Inc	28,912
13,405		W Holding Co, Inc	128,152
1,455		Washington Trust Bancorp, Inc	39,561
2,724		WesBanco, Inc	74,910
1,751		West Coast Bancorp	43,775
1,612		Westamerica Bancorporation	83,260
559	*	Western Sierra Bancorp	19,252
419		Westfield Financial, Inc	9,846
372		Wintrust Financial Corp	18,697
786		WSFS Financial Corp	46,288
610		Yardville National Bancorp	21,503

		TOTAL DEPOSITORY INSTITUTIONS	11,290,789

EATING AND DRINKING PLACES - 1.01%
805		AFC Enterprises	9,290
4,255		Bob Evans Farms, Inc	96,631
378	*	California Pizza Kitchen, Inc	11,053
1,683	*	Dave & Buster's, Inc	22,468
4,640	*	Denny's Corp	19,256
3,934		Domino's Pizza, Inc	91,741
1,661		IHOP Corp	67,669
3,667	*	Jack in the Box, Inc	109,680
3,485	*	Krispy Kreme Doughnuts, Inc	21,816
2,171		Landry's Restaurants, Inc	63,610
2,090		Lone Star Steakhouse & Saloon, Inc	54,340
2,716	*	Luby's, Inc	35,471
200	*	McCormick & Schmick's Seafood Restaurants, Inc	4,224
2,637	*	O'Charleys, Inc	37,735
618	*	Papa John's International, Inc	30,974
5,156	*	Ryan's Restaurant Group, Inc	60,171
600	*	The Steak N Shake Co	10,890

		TOTAL EATING AND DRINKING PLACES	747,019

ELECTRIC, GAS, AND SANITARY SERVICES - 5.47%
3,041		Allete, Inc	139,308
2,034		American States Water Co	68,058

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE

45,700	*	Aquila, Inc	$180,972
5,940		Avista Corp	115,236
3,945		Black Hills Corp	171,095
2,100		California Water Service Group	86,520
69,524	*	Calpine Corp	180,067
1,500		Cascade Natural Gas Corp	32,655
2,181	*	Casella Waste Systems, Inc (Class A)	28,637
1,600		Central Vermont Public Service Corp	28,000
1,900		CH Energy Group, Inc	90,212
5,983		Cleco Corp	141,079
918		Connecticut Water Service, Inc	22,693
9,500		Duquesne Light Holdings, Inc	163,495
5,895	*	El Paso Electric Co	122,911
3,175		Empire District Electric Co	72,612
800		EnergySouth, Inc	22,072
5,173		Idacorp, Inc	155,862
2,600		Laclede Group, Inc	84,474
2,772		Metal Management, Inc	70,270
1,918		MGE Energy, Inc	70,026
1,324		Middlesex Water Co	29,724
3,227		New Jersey Resources Corp	148,377
5,443		Nicor, Inc	228,769
3,367		Northwest Natural Gas Co	125,320
4,271		NorthWestern Corp	128,942
3,542		Otter Tail Corp	109,589
4,658		Peoples Energy Corp	183,432
1,000	*	Pico Holdings, Inc	35,140
87		Piedmont Natural Gas Co, Inc	2,190
1,287		Resource America, Inc (Class A)	22,819
14,502	*	Sierra Pacific Resources	215,355
800		SJW Corp	38,624
3,400		South Jersey Industries, Inc	99,076
4,510		Southwest Gas Corp	123,529
2,400		Southwest Water Co	34,800
1,756		UIL Holdings Corp	91,856
4,200		Unisource Energy Corp	139,608
702		Waste Industries USA, Inc	9,337
7,660	*	Waste Services, Inc	28,342
5,925		WGL Holdings, Inc	190,370

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	4,031,453

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 6.12%
2,844	*	Actel Corp	41,124
5,291		Acuity Brands, Inc	156,984
13,750	*	Adaptec, Inc	52,663
8,370	*	Aeroflex, Inc	78,343
10,387		Alliance One International, Inc	36,770
717	*	AMIS Holdings, Inc	8,504
4,045	*	Amkor Technology, Inc	17,717
22,017	*	Applied Micro Circuits Corp	66,051
200		Applied Signal Technology, Inc	3,816
672	*	Artesyn Technologies, Inc	6,250

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE

19,961	*	Atmel Corp	$41,120
1,063		Baldor Electric Co	26,947
1,376		Bel Fuse, Inc (Class B)	50,128
2,386	*	Benchmark Electronics, Inc	71,866
8,517	*	Broadwing Corp	42,500
3,347		C&D Technologies, Inc	31,495
630	*	Catapult Communications Corp	11,554
2,540	*	C-COR, Inc	17,145
1,007	*	Ceradyne, Inc	36,937
4,616	*	Checkpoint Systems, Inc	109,492
70,630	*	Ciena Corp	186,463
58,238	*	Conexant Systems, Inc	104,246
2,600		CTS Corp	31,460
1,981		Cubic Corp	33,915
722	*	Cymer, Inc	22,613
1,557	*	Ditech Communications Corp	10,494
629	*	DSP Group, Inc	16,140
200	*	DTS, Inc	3,368
3,500	*	Electro Scientific Industries, Inc	78,260
5,817	*	EnerSys	88,244
3,117	*	Exar Corp	43,700
11,052	*	Fairchild Semiconductor International, Inc	164,233
14,409	*	Finisar Corp	19,740
5,776	*	FuelCell Energy, Inc	63,363
2,308	*	Genlyte Group, Inc	110,969
4,939	*	Glenayre Technologies, Inc	17,731
7,282	*	GrafTech International Ltd	39,541
432	*	Greatbatch, Inc	11,854
1,014		Helix Technology Corp	14,957
7,177	*	Hexcel Corp	131,267
2,520	*	Hutchinson Technology, Inc	65,822
4,073		Imation Corp	174,610
10,273	*	Integrated Device Technology, Inc	110,332
4,413	*	Integrated Silicon Solutions, Inc	37,069
2,047		Inter-Tel, Inc	42,987
8,900	*	Kemet Corp	74,582
9,789	*	Lattice Semiconductor Corp	41,897
2,019	*	Leadis Technology, Inc	13,830
4,065		Lincoln Electric Holdings, Inc	160,161
1,541	*	Littelfuse, Inc	43,348
2,450		LSI Industries, Inc	46,550
690	*	Mattson Technology, Inc	5,182
3,736		Maytag Corp	68,219
16,780	*	McData Corp (Class A)	87,927
1,816		Methode Electronics, Inc	20,920
3,644	*	Moog, Inc	107,571
5,677	*	MRV Communications, Inc	12,092
100	*	Multi-Fineline Electronix, Inc	2,927
600		National Presto Industries, Inc	25,686
12,322	*	Oplink Communications, Inc	18,729
800	*	Optical Communication Products, Inc	1,504
1,187	*	OSI Systems, Inc	18,755
2,397		Park Electrochemical Corp	63,880

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE

1,667	*	Pericom Semiconductor Corp	$14,736
2,653	*	Photronics, Inc	51,468
1,837	*	Pixelworks, Inc	12,106
2,309	*	Plexus Corp	39,461
400	*	PLX Technology, Inc	3,336
5,735	*	Polycom, Inc	92,735
900	*	Powell Industries, Inc	19,701
7,919	*	Power-One, Inc	43,871
12,249	*	Powerwave Technologies, Inc	159,115
5,424	*	Quantum Fuel Systems Technologies Worldwide, Inc	22,238
3,853	*	Rambus, Inc	46,621
20	b,v*	Read-Rite Corp	-
1,442		Regal-Beloit Corp	46,779
19,608	*	RF Micro Devices, Inc	110,785
1,856	*	Seachange International, Inc	11,804
8,355	*	Silicon Storage Technology, Inc	44,950
10,916	*	Skyworks Solutions, Inc	76,630
1,728	*	Standard Microsystems Corp	51,685
4,852		Technitrol, Inc	74,333
395	*	Tekelec	8,275
13,827	*	Triquint Semiconductor, Inc	48,671
2,433	*	TTM Technologies, Inc	17,396
1,439	*	Ulticom, Inc	15,872
4,886	*	Utstarcom, Inc	39,919
2,935	*	Valence Technology, Inc	7,954
11,164	*	Vitesse Semiconductor Corp	20,988
13,424	*	Zhone Technologies, Inc	35,037
3,430	*	Zoran Corp	49,049

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	4,510,059

ENGINEERING AND MANAGEMENT SERVICES - 1.79%
1,742	*	Antigenics, Inc	9,442
9,095	*	Applera Corp (Celera Genomics Group)	110,322
22,602	*	BearingPoint, Inc	171,549
707		CDI Corp	20,885
800	*	Diversa Corp	4,632
872	*	Exponent, Inc	27,372
2,079	*	Harris Interactive, Inc	8,877
930	*	Infrasource Services, Inc	13,531
700	*	Isis Pharmaceuticals, Inc	3,535
400		Landauer, Inc	19,600
2,365		MAXIMUS, Inc	84,549
3,026	*	Maxygen, Inc	25,086
2,724	*	Neurogen Corp	18,741
1,058	*	PRG-Schultz International, Inc	3,185
4,166	*	Regeneron Pharmaceuticals, Inc	39,535
7,297	*	Savient Pharmaceuticals, Inc	27,510
1,908	*	Seattle Genetics, Inc	10,017
9,500	*	Shaw Group, Inc	234,270
2,000	*	Sourcecorp	42,880
700		Sypris Solutions, Inc	7,518
1,125	*	Tetra Tech, Inc	18,922

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE

4,984	*	URS Corp	$201,304
3,195	*	Washington Group International, Inc	172,179
1,740		Watson Wyatt & Co Holdings	46,893

		TOTAL ENGINEERING AND MANAGEMENT SERVICES	1,322,334

FABRICATED METAL PRODUCTS - 1.29%
1,000		Ameron International Corp	46,400
1,900		CIRCOR International, Inc	52,155
7,405		Commercial Metals Co	249,845
1,221	*	Commercial Vehicle Group, Inc	25,568
100		Compx International, Inc	1,640
6,210		Crane Co	184,685
961	*	Earle M Jorgensen Co	9,158
1,537	*	Global Power Equipment Group, Inc	10,959
3,497	*	Griffon Corp	86,026
202		Gulf Island Fabrication, Inc	5,808
519		Lifetime Brands, Inc	13,930
892	*	NCI Building Systems, Inc	36,385
1,168		Silgan Holdings, Inc	38,848
2,541		Sturm Ruger & Co, Inc	23,377
2,064		Valmont Industries, Inc	60,599
1,331	*	Water Pik Technologies, Inc	27,019
2,747		Watts Water Technologies, Inc (Class A)	79,251

		TOTAL FABRICATED METAL PRODUCTS	951,653

FOOD AND KINDRED PRODUCTS - 1.48%
2,211		American Italian Pasta Co (Class A)	23,569
300	*	Boston Beer Co, Inc (Class A)	7,500
224		Coca-Cola Bottling Co Consolidated	10,963
9,216		Corn Products International, Inc	185,887
777		Farmer Bros Co	15,688
5,046		Flowers Foods, Inc	137,655
4,743	*	Gold Kist, Inc	92,726
5,726	*	Hercules, Inc	69,972
696		J&J Snack Foods Corp	40,229
2,589		Lancaster Colony Corp	111,327
2,896		Lance, Inc	50,564
1,400	*	M&F Worldwide Corp	21,770
300	*	National Beverage Corp	2,328
3,655		Ralcorp Holdings, Inc	153,218
1,984		Sanderson Farms, Inc	73,725
1,894		Tootsie Roll Industries, Inc	60,134
4,107		Topps Co, Inc	33,718

		TOTAL FOOD AND KINDRED PRODUCTS	1,090,973

FOOD STORES - 0.34%
1,021	*	Great Atlantic & Pacific Tea Co, Inc	28,956
1,200		Ingles Markets, Inc (Class A)	18,960
3,041	*	Pathmark Stores, Inc	34,272

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE

4,073		Ruddick Corp	$93,883
1,799		Weis Markets, Inc	71,978

		TOTAL FOOD STORES	248,049

FURNITURE AND FIXTURES - 0.60%
1,100		Bassett Furniture Industries, Inc	20,482
3,898		Ethan Allen Interiors, Inc	122,202
5,881		Furniture Brands International, Inc	106,035
1,255		Hooker Furniture Corp	20,858
2,393	*	Interface, Inc (Class A)	19,766
2,500		Kimball International, Inc (Class B)	30,225
6,391		La-Z-Boy, Inc	84,297
1,431		Stanley Furniture Co, Inc	37,478

		TOTAL FURNITURE AND FIXTURES	441,343

FURNITURE AND HOMEFURNISHINGS STORES - 0.47%
1,546	*	Bell Microproducts, Inc	15,506
1,283	*	Cost Plus, Inc	23,286
2,500		Haverty Furniture Cos, Inc	30,575
5,628	*	Linens 'n Things, Inc	150,268
8,064		Pier 1 Imports, Inc	90,881
3,415	*	The Bombay Co, Inc	15,060
2,564	*	Trans World Entertainment Corp	20,230

		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	345,806

GENERAL BUILDING CONTRACTORS - 0.56%
696	*	Avatar Holdings, Inc	41,231
1,970		Levitt Corp (Class A)	45,192
1,459		M/I Homes, Inc	79,165
1,146	*	Palm Harbor Homes, Inc	22,267
1,081	*	Perini Corp	19,674
1,780		Technical Olympic USA, Inc	46,565
4,263	*	WCI Communities, Inc	120,941
238	*	William Lyon Homes, Inc	36,938

		TOTAL GENERAL BUILDING CONTRACTORS	411,973

GENERAL MERCHANDISE STORES - 0.66%
4,202	*	99 Cents Only Stores	38,869
11,534	*	Big Lots, Inc	126,759
942		Bon-Ton Stores, Inc	18,294
798	*	Cabela's, Inc	14,659
6,018		Casey's General Stores, Inc	139,618
200	*	Conn's, Inc	5,544
2,023		Fred's, Inc	25,308
1,994	*	Retail Ventures, Inc	21,894
3,600	*	ShopKo Stores, Inc	91,872

		TOTAL GENERAL MERCHANDISE STORES	482,817

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE

HEALTH SERVICES - 0.75%
403	*	Alliance Imaging, Inc	$3,446
2,841	*	Allied Healthcare International, Inc	16,052
451	*	American Dental Partners, Inc	15,298
345	*	Corvel Corp	8,266
2,962	*	Cross Country Healthcare, Inc	54,975
2,281	*	Genesis HealthCare Corp	91,970
1,049	*	Gentiva Health Services, Inc	19,008
7,821		Hooper Holmes, Inc	30,737
3,484	*	Kindred Healthcare, Inc	103,823
2,886	*	Magellan Health Services, Inc	101,443
867	*	Medcath Corp	20,591
455		National Healthcare Corp	15,925
5,064	*	OCA, Inc	7,596
774	*	Odyssey HealthCare, Inc	13,135
1,600	*	RehabCare Group, Inc	32,832
300	*	Specialty Laboratories, Inc	3,969
157	*	Sunrise Senior Living, Inc	10,478
200	*	Symbion, Inc	5,174

		TOTAL HEALTH SERVICES	554,718

HEAVY CONSTRUCTION, EXCEPT BUILDING - 0.22%
4,152		Granite Construction, Inc	158,772

		TOTAL HEAVY CONSTRUCTION, EXCEPT BUILDING	158,772

HOLDING AND OTHER INVESTMENT OFFICES - 11.53%
1,700	*	4Kids Entertainment, Inc	29,563
4,000		Aames Investment Corp	25,120
3,026		Acadia Realty Trust	54,438
3,193		Affordable Residential Communities	32,281
920		Agree Realty Corp	25,990
1,865		Alexandria Real Estate Equities, Inc	154,217
1,900		American Campus Communities, Inc	45,638
4,330		American Home Mortgage Investment Corp	131,199
3,100		AMLI Residential Properties Trust	99,417
6,515		Anthracite Capital, Inc	75,444
5,581		Anworth Mortgage Asset Corp	46,155
7,669		Apollo Investment Corp	151,846
1,519		Arbor Realty Trust, Inc	42,684
4,216		Ashford Hospitality Trust, Inc	45,364
1,800		Bedford Property Investors	42,912
2,800		Bimini Mortgage Management, Inc (Class A)	31,640
5,371		BioMed Realty Trust, Inc	133,201
2,105	*	Boykin Lodging Co	26,144
6,832		Brandywine Realty Trust	212,407
1,698		Capital Automotive REIT	65,730
3,235		Capital Lease Funding, Inc	33,482
331		Capital Southwest Corp	28,191
1,433		Capital Trust, Inc	46,085
2,515		Cedar Shopping Centers, Inc	36,392

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE

4,832		Colonial Properties Trust	$214,927
1,400		Columbia Equity Trust, Inc	20,440
6,534		Commercial Net Lease Realty, Inc	130,680
3,618		Corporate Office Properties Trust	126,449
1,300		Correctional Properties Trust	38,233
2,704		Cousins Properties, Inc	81,715
1,868	*	Criimi MAE, Inc	32,148
1,400		Deerfield Triarc Capital Corp	19,404
2,719		DiamondRock Hospitality Co	31,948
1,301		Digital Realty Trust, Inc	23,418
2,326		EastGroup Properties, Inc	101,763
5,111		ECC Capital Corp	16,662
2,618		Education Realty Trust, Inc	43,721
205	*	Enstar Group, Inc	13,302
1,021		Entertainment Properties Trust	45,567
6,613		Equity Inns, Inc	89,276
1,000		Equity Lifestyle Properties, Inc	45,000
4,399		Equity One, Inc	102,277
4,537		Extra Space Storage, Inc	69,779
6,146	*	FelCor Lodging Trust, Inc	93,112
5,856		Fieldstone Investment Corp	68,281
5,262		First Industrial Realty Trust, Inc	210,743
1,973		First Potomac Realty Trust	50,706
2,992		Gables Residential Trust	130,601
1,380		Gladstone Capital Corp	31,119
3,811		Glenborough Realty Trust, Inc	73,171
2,617		GMH Communities Trust	38,391
2,248		Government Properties Trust, Inc	22,030
1,642		Gramercy Capital Corp	39,342
3,299		Heritage Property Investment Trust	115,465
2,200		Hersha Hospitality Trust	21,846
6,102		Highland Hospitality Corp	62,607
6,601		Highwoods Properties, Inc	194,796
3,941		Home Properties, Inc	154,684
6,764		HomeBanc Corp	52,218
9,231		IMPAC Mortgage Holdings, Inc	113,172
2,476		Inland Real Estate Corp	38,774
5,130		Innkeepers U.S.A. Trust	79,259
5,199		Investors Real Estate Trust	49,391
6,878		iShares Russell 2000 Value Index Fund	453,467
1,200		JER Investors Trust, Inc	21,672
2,274		Kilroy Realty Corp	127,412
2,298		Kite Realty Group Trust	34,286
3,700		LaSalle Hotel Properties	127,465
5,700		Lexington Corporate Properties Trust	134,235
2,780		LTC Properties, Inc	58,936
5,119		Luminent Mortgage Capital, Inc	38,648
4,250		Maguire Properties, Inc	127,713
1,100		Medical Properties Trust, Inc	10,780
10,800	*	MeriStar Hospitality Corp	98,604
9,640		MFA Mortgage Investments, Inc	59,093
2,116		Mid-America Apartment Communities, Inc	98,415
2,824		MortgageIT Holdings, Inc	40,157
2,736		National Health Investors, Inc	75,541

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE

737		National Health Realty, Inc	$14,305
7,537		Nationwide Health Properties, Inc	175,612
5,403		Newcastle Investment Corp	150,744
2,295		NorthStar Realty Finance Corp	21,550
3,205		Novastar Financial, Inc	105,733
869		Omega Healthcare Investors, Inc	12,096
935		One Liberty Properties, Inc	18,616
2,064		Origen Financial, Inc	15,624
1,700		Parkway Properties, Inc	79,764
4,497		Pennsylvania Real Estate Investment Trust	189,683
4,880		Post Properties, Inc	181,780
5,581		Prentiss Properties Trust	226,589
2,000		PS Business Parks, Inc	91,600
1,658		RAIT Investment Trust	47,253
1,700		Ramco-Gershenson Properties	49,623
2,388		Redwood Trust, Inc	116,081
904	*	Rockville Financial, Inc	12,059
6,281		Saxon Capital, Inc	74,430
7,287		Senior Housing Properties Trust	138,453
2,217		Sizeler Property Investors, Inc	26,914
1,804		Sovran Self Storage, Inc	88,306
8,110		Spirit Finance Corp	91,238
4,238		Strategic Hotel Capital, Inc	77,386
1,058		Sun Communities, Inc	34,660
3,255		Sunstone Hotel Investors, Inc	79,389
2,686		Taubman Centers, Inc	85,146
7,100		Trustreet Properties, Inc	111,115
1,112		Universal Health Realty Income Trust	36,974
2,500		Urstadt Biddle Properties, Inc (Class A)	37,900
3,432		U-Store-It Trust	69,567
3,200		Winston Hotels, Inc	32,000

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	8,500,571

HOTELS AND OTHER LODGING PLACES - 1.01%
546		Ameristar Casinos, Inc	11,379
4,254	*	Aztar Corp	131,066
1,925	*	Bluegreen Corp	33,976
2,837	*	Gaylord Entertainment Co	135,183
1,300	*	Great Wolf Resorts, Inc	13,442
24,700	*	La Quinta Corp	214,643
3,000	*	Lodgian, Inc	30,750
2,386		Marcus Corp	47,815
575	*	MTR Gaming Group, Inc	4,606
466	*	Riviera Holdings Corp	10,336
3,806	*	Vail Resorts, Inc	109,423

		TOTAL HOTELS AND OTHER LODGING PLACES	742,619

INDUSTRIAL MACHINERY AND EQUIPMENT - 5.09%
7,653	*	Advanced Digital Information Corp	71,938
11,144	*	AGCO Corp	202,821

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE

740		Alamo Group, Inc	$14,667
3,515		Albany International Corp (Class A)	129,598
5,709	*	Asyst Technologies, Inc	26,604
12,617	*	Axcelis Technologies, Inc	65,861
2,019		Black Box Corp	84,717
600	*	Blount International, Inc	10,584
6,287		Briggs & Stratton Corp	217,467
32,528	*	Brocade Communications Systems, Inc	132,714
1,803	*	Brooks Automation, Inc	24,034
1,459		Cascade Corp	71,053
600	*	Cirrus Logic, Inc	4,554
2,475		Curtiss-Wright Corp	152,732
5,258	*	Dot Hill Systems Corp	35,386
700	*	Dril-Quip, Inc	33,600
723	*	Emulex Corp	14,612
2,515	*	EnPro Industries, Inc	84,730
12,873	*	Entegris, Inc	145,465
4,825	*	Extreme Networks, Inc	21,471
6,698	*	Flowserve Corp	243,472
3,074	*	Gardner Denver, Inc	137,100
1,215	*	Gehl Co	33,862
611	*	Global Imaging Systems, Inc	20,805
1,000		Gorman-Rupp Co	24,050
926	*	Kadant, Inc	18,576
1,642		Kaydon Corp	46,649
4,662		Kennametal, Inc	228,624
1,969	*	Komag, Inc	62,929
1,274	*	Kulicke & Soffa Industries, Inc	9,237
1,898		Lennox International, Inc	52,024
642		Lindsay Manufacturing Co	14,130
312		Lufkin Industries, Inc	13,588
560		Manitowoc Co, Inc	28,140
1,583	*	Maxtor Corp	6,965
356	*	Mestek, Inc	4,400
4,274		Modine Manufacturing Co	156,770
700		Nacco Industries, Inc (Class A)	80,115
408		NN, Inc	4,892
1,742		Nordson Corp	66,248
340	*	Oil States International, Inc	12,345
356	*	Omega Flex, Inc	5,692
4,658	*	Palm, Inc	131,961
3,877	*	Paxar Corp	65,327
318	*	ProQuest Co	11,512
21,990	*	Quantum Corp	67,949
1,400		Robbins & Myers, Inc	31,472
1,006		Sauer-Danfoss, Inc	20,120
5,390	*	ScanSoft, Inc	28,729
1,622	*	Semitool, Inc	12,895
1,500		Standex International Corp	39,495
943		Stewart & Stevenson Services, Inc	22,491
2,120		Tecumseh Products Co (Class A)	45,622
1,018		Tennant Co	41,718
355	*	Ultratech, Inc	5,534

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE

914	*	VeriFone Holdings, Inc	$18,381
1,228		Woodward Governor Co	104,441
5,112		York International Corp	286,630

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	3,749,498

INSTRUMENTS AND RELATED PRODUCTS - 2.97%
1,644		Analogic Corp	82,874
2,245	*	Anaren, Inc	31,655
246		Badger Meter, Inc	9,678
2,109	*	Bio-Rad Laboratories, Inc (Class A)	115,974
800	*	Bruker BioSciences Corp	3,504
3,282	*	Caliper Life Sciences, Inc	23,072
3,793	*	Coherent, Inc	111,059
1,919		Cohu, Inc	45,384
3,576	*	Conmed Corp	99,699
6,474	*	Credence Systems Corp	51,663
1,450		Datascope Corp	44,979
813	*	DJ Orthopedics, Inc	23,528
1,796		DRS Technologies, Inc	88,651
1,299	*	Encore Medical Corp	6,105
456	*	ESCO Technologies, Inc	22,832
3,014	*	Esterline Technologies Corp	114,200
398	*	Excel Technology, Inc	10,225
351	*	FEI Co	6,757
431	*	HealthTronics, Inc	4,293
1,449	*	Herley Industries, Inc	26,995
252	*	Hologic, Inc	14,553
708	*	ICU Medical, Inc	20,362
8,373	*	Input/Output, Inc	66,817
3,758		Invacare Corp	156,596
300		Keithley Instruments, Inc	4,380
8,436	*	Kopin Corp	58,630
1,481	*	LeCroy Corp	21,993
7,361	*	LTX Corp	31,063
1,547	*	Merit Medical Systems, Inc	27,444
3,912	*	MKS Instruments, Inc	67,404
656	*	Molecular Devices Corp	13,704
2,197		Movado Group, Inc	41,128
781		MTS Systems Corp	29,498
5,728	*	Nanogen, Inc	18,387
4,497	*	Newport Corp	62,643
595		Oakley, Inc	10,317
1,421	*	OccuLogix, Inc	9,080
200	*	Photon Dynamics, Inc	3,830
1,800	*	Rofin-Sinar Technologies, Inc	68,382
1,050	*	Rudolph Technologies, Inc	14,144
7,518		STERIS Corp	178,853
1,759	*	Sybron Dental Specialties, Inc	73,139
158	*	Teledyne Technologies, Inc	5,446
3,997	*	Varian, Inc	137,177
1,381	*	Veeco Instruments, Inc	22,151
3,260	*	Viasys Healthcare, Inc	81,467

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE

1,487	*	Viisage Technology, Inc	$6,171
203		Vital Signs, Inc	9,356
385	*	Zoll Medical Corp	10,106

		TOTAL INSTRUMENTS AND RELATED PRODUCTS	2,187,348

INSURANCE AGENTS, BROKERS AND SERVICE - 0.32%
1,700		Clark, Inc	28,611
2,367		Crawford & Co (Class B)	18,534
3,225		Hilb Rogal & Hobbs Co	120,357
5,435	*	USI Holdings Corp	70,601

		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	238,103

INSURANCE CARRIERS - 3.86%
3,861		21st Century Insurance Group	61,583
1,000		Affirmative Insurance Holdings, Inc	14,560
4,000		Alfa Corp	66,720
2,935		American Equity Investment Life Holding Co	33,312
1,000	*	American Physicians Capital, Inc	49,130
1,668	*	Argonaut Group, Inc	45,053
1,000		Baldwin & Lyons, Inc (Class B)	25,030
2,079		Bristol West Holdings, Inc	37,942
4,181	*	Ceres Group, Inc	23,539
3,549	*	Citizens, Inc	22,785
2,000	*	CNA Surety Corp	28,440
3,442		Delphi Financial Group, Inc (Class A)	161,086
1,764		Direct General Corp	34,804
1,133		Donegal Group, Inc	24,586
700		EMC Insurance Group, Inc	12,635
1,600		FBL Financial Group, Inc (Class A)	47,920
2,040	*	First Acceptance Corp	20,624
1,219	*	Fpic Insurance Group, Inc	43,872
1,014		Great American Financial Resources, Inc	20,280
1,556		Harleysville Group, Inc	37,344
5,200		Horace Mann Educators Corp	102,856
520		Independence Holding Co	9,464
2,482		Infinity Property & Casualty Corp	87,093
500		Kansas City Life Insurance Co	25,585
2,534	*	KMG America Corp	20,272
2,205		LandAmerica Financial Group, Inc	142,553
1,100		Midland Co	39,633
255	*	National Western Life Insurance Co (Class A)	53,869
578	*	Navigators Group, Inc	21,571
1,415		Odyssey Re Holdings Corp	36,139
7,666		Ohio Casualty Corp	207,902
11,718		Phoenix Cos, Inc	142,960
3,817	*	PMA Capital Corp (Class A)	33,513
2,481		Presidential Life Corp	44,658
1,983	*	ProAssurance Corp	92,547
2,758		RLI Corp	127,585
1,326		Safety Insurance Group, Inc	47,192

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE

918	*	SeaBright Insurance Holdings, Inc	$11,879
3,421		Selective Insurance Group, Inc	167,287
1,678		State Auto Financial Corp	53,092
2,100		Stewart Information Services Corp	107,520
1,700		Tower Group, Inc	25,704
1,100	*	Triad Guaranty, Inc	43,142
4,397		UICI	158,292
2,084		United Fire & Casualty Co	94,009
1,660	*	Universal American Financial Corp	37,748
1,631		Zenith National Insurance Corp	102,247

		TOTAL INSURANCE CARRIERS	2,847,557

JUSTICE, PUBLIC ORDER AND SAFETY - 0.13%
1,566	*	Corrections Corp of America	62,170
1,203	*	Geo Group, Inc	31,880

		TOTAL JUSTICE, PUBLIC ORDER AND SAFETY	94,050

LEATHER AND LEATHER PRODUCTS - 0.23%
2,200		Brown Shoe Co, Inc	72,600
546	*	Genesco, Inc	20,333
1,600	*	Steven Madden Ltd	36,672
550		Weyco Group, Inc	10,725
1,416		Wolverine World Wide, Inc	29,807

		TOTAL LEATHER AND LEATHER PRODUCTS	170,137

LEGAL SERVICES - 0.15%
4,488	*	FTI Consulting, Inc	113,367

		TOTAL LEGAL SERVICES	113,367

LUMBER AND WOOD PRODUCTS - 0.20%
900		Skyline Corp	36,576
1,959		Universal Forest Products, Inc	112,290

		TOTAL LUMBER AND WOOD PRODUCTS	148,866

METAL MINING - 0.06%
4,892	*	Stillwater Mining Co	44,762

		TOTAL METAL MINING	44,762

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.62%
3,184		Blyth, Inc	70,971
9,351		Callaway Golf Co	141,107
2,600	*	Jakks Pacific, Inc	42,198
5,705	*	K2, Inc	65,037
3,650	*	Leapfrog Enterprises, Inc	53,911

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE

1,305	*	RC2 Corp	$44,057
1,410		Russ Berrie & Co, Inc	19,909
731	*	Steinway Musical Instruments, Inc	19,262

		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	456,452

MISCELLANEOUS RETAIL - 0.56%
4,151	*	Alloy, Inc	20,091
551		Blair Corp	20,326
2,851		Cash America International, Inc	59,158
719	*	Jill (J.) Group, Inc	11,375
519		Longs Drug Stores Corp	22,260
432	*	Party City Corp	7,309
1,115	*	Sharper Image Corp	14,049
2,429	*	Sports Authority, Inc	71,510
1,300	*	Systemax, Inc	9,152
952	*	Valuevision International, Inc (Class A)	10,805
6,218	*	Zale Corp	169,005

		TOTAL MISCELLANEOUS RETAIL	415,040

MOTION PICTURES - 0.27%
23,436		Blockbuster, Inc (Class A)	111,321
1,676		Carmike Cinemas, Inc	38,447
6,356	*	Time Warner Telecom, Inc (Class A)	49,577

		TOTAL MOTION PICTURES	199,345

NONDEPOSITORY INSTITUTIONS - 1.13%
720	*	Accredited Home Lenders Holding Co	25,315
2,152		Advanta Corp (Class B)	60,751
2,778		Ares Capital Corp	45,226
1,427		Beverly Hills Bancorp, Inc	14,641
4,999		CharterMac	102,480
1,520	*	CompuCredit Corp	67,518
1,227		Delta Financial Corp	8,957
9,207		Doral Financial Corp	120,335
1,700	b,*	DVI, Inc	2
800	*	E-Loan, Inc	3,352
281	*	Encore Capital Group, Inc	5,013
1,314		Federal Agricultural Mortgage Corp (Class C)	31,983
2,079		Financial Federal Corp	82,744
479	*	First Cash Financial Services, Inc	12,607
6,078		MCG Capital Corp	102,536
6,254	*	Metris Cos, Inc	91,496
1,190		NGP Capital Resources Co	17,921
4,127	*	Ocwen Financial Corp	28,641
900		Technology Investment Capital Corp	14,211

		TOTAL NONDEPOSITORY INSTITUTIONS	835,729

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE

NONMETALLIC MINERALS, EXCEPT FUELS - 0.07%
2,386		Compass Minerals International, Inc	$54,878

		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	54,878

OIL AND GAS EXTRACTION - 4.10%
699	*	Atlas America, Inc	34,146
413		Berry Petroleum Co (Class A)	27,543
1,552	*	Bill Barrett Corp	57,145
1,614	*	Bois d'Arc Energy, Inc	27,777
3,047	*	Brigham Exploration Co	39,154
3,210		Cabot Oil & Gas Corp (Class A)	162,137
1,320	*	Callon Petroleum Co	27,628
828	*	Carrizo Oil & Gas, Inc	24,260
9,977	*	Cimarex Energy Co	452,257
1,929	*	Edge Petroleum Corp	50,906
3,912	*	Encore Acquisition Co	151,981
3,505	*	Energy Partners Ltd	109,426
5,222	*	Global Industries Ltd	76,972
10,994	*	Hanover Compressor Co	152,377
4,686	*	Harvest Natural Resources, Inc	50,281
3,529	*	Houston Exploration Co	237,325
2,475	*	McMoRan Exploration Co	48,114
10,378	*	Meridian Resource Corp	43,276
2,957	*	Newpark Resources, Inc	24,898
217	*	Oceaneering International, Inc	11,590
800	v*	PetroCorp (Escrow)	-
3,339	*	PetroHawk Energy Corp	48,115
100	*	Petroleum Development Corp	3,834
4,881	*	Petroquest Energy, Inc	50,958
372	*	Remington Oil & Gas Corp	15,438
955		RPC, Inc	24,601
2,082	*	SEACOR Holdings, Inc	151,112
2,479	*	Spinnaker Exploration Co	160,367
1,595		St. Mary Land & Exploration Co	58,377
2,871	*	Stone Energy Corp	175,246
3,500	*	Swift Energy Co	160,125
4,391	*	Transmontaigne, Inc	35,084
4,141	*	Veritas DGC, Inc	151,643
500		W&T Offshore, Inc	16,215
3,672	*	Whiting Petroleum Corp	160,980

		TOTAL OIL AND GAS EXTRACTION	3,021,288

PAPER AND ALLIED PRODUCTS - 1.31%
6,907		Bowater, Inc	195,261
3,900	*	Buckeye Technologies, Inc	31,668
3,500	*	Caraustar Industries, Inc	38,430
2,400		Chesapeake Corp	44,136
5,276		Glatfelter	74,339
7,818	*	Graphic Packaging Corp	21,890
174		Greif, Inc (Class A)	10,457

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE

6,170		Longview Fibre Co	$120,253
3,436	*	Mercer International, Inc	28,416
1,650		Neenah Paper, Inc	48,345
3,500		Potlatch Corp	182,420
3,700		Rock-Tenn Co (Class A)	55,870
1,800		Schweitzer-Mauduit International, Inc	40,176
5,215		Wausau Paper Corp	65,240
981		Xerium Technologies, Inc	11,262

		TOTAL PAPER AND ALLIED PRODUCTS	968,163

PERSONAL SERVICES - 0.50%
1,200		Angelica Corp	21,420
2,720	*	Coinstar, Inc	50,347
2,324		G & K Services, Inc (Class A)	91,542
4,329		Regis Corp	163,723
1,100		Unifirst Corp	38,577

		TOTAL PERSONAL SERVICES	365,609

PETROLEUM AND COAL PRODUCTS - 0.13%
400	*	Alon USA Energy, Inc	9,660
630	*	Giant Industries, Inc	36,880
407		Holly Corp	26,040
1,000		WD-40 Co	26,510

		TOTAL PETROLEUM AND COAL PRODUCTS	99,090

PRIMARY METAL INDUSTRIES - 2.40%
5,651		Belden CDT, Inc	109,799
2,300	*	Brush Engineered Materials, Inc	36,524
3,016		Carpenter Technology Corp	176,768
2,722	*	Century Aluminum Co	61,191
2,765	*	Chaparral Steel Co	69,733
3,844	*	CommScope, Inc	66,655
1,917	*	Encore Wire Corp	31,170
3,436	*	General Cable Corp	57,725
2,174		Gibraltar Industries, Inc	49,719
2,833	*	Maverick Tube Corp	84,990
3,215		Mueller Industries, Inc	89,281
4,249	*	Oregon Steel Mills, Inc	118,547
435		Quanex Corp	28,806
1,333		Roanoke Electric Steel Corp	26,700
2,700	*	RTI International Metals, Inc	106,245
2,624		Schnitzer Steel Industries, Inc (Class A)	85,464
4,945		Steel Dynamics, Inc	167,932
575		Steel Technologies, Inc	14,910
2,254	*	Superior Essex, Inc	40,595
2,765		Texas Industries, Inc	150,416
84	*	Titanium Metals Corp	3,323

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE

1,475		Tredegar Corp	$19,190
1,049	*	Wheeling-Pittsburgh Corp	17,550
7,534		Worthington Industries, Inc	158,440

		TOTAL PRIMARY METAL INDUSTRIES	1,771,673

PRINTING AND PUBLISHING - 1.26%
2,968		Banta Corp	151,042
2,500		Bowne & Co, Inc	35,725
259	*	Consolidated Graphics, Inc	11,150
720		Courier Corp	26,928
794		CSS Industries, Inc	25,821
3,200		Ennis, Inc	53,760
358		John H Harland Co	15,895
2,996		Journal Communications, Inc	44,640
2,622		Journal Register Co	42,424
2,578		Media General, Inc (Class A)	149,550
17,670	*	Primedia, Inc	72,270
1,810		Reader's Digest Association, Inc (Class A)	28,906
654		Schawk, Inc	13,073
4,042	*	Scholastic Corp	149,392
2,054		Standard Register Co	30,707
489		Thomas Nelson, Inc	9,174
1,753	*	Valassis Communications, Inc	68,332

		TOTAL PRINTING AND PUBLISHING	928,789

RAILROAD TRANSPORTATION - 0.18%
291	*	Genesee & Wyoming, Inc (Class A)	9,225
5,285	*	Kansas City Southern Industries, Inc	123,193

		TOTAL RAILROAD TRANSPORTATION	132,418

REAL ESTATE - 0.46%
4,800	*	Alderwoods Group, Inc	78,624
923	*	California Coastal Communities, Inc	32,508
502		Jones Lang LaSalle, Inc	23,122
400		Orleans Homebuilders, Inc	9,856
12,800		Stewart Enterprises, Inc (Class A)	84,864
4,000	*	Trammell Crow Co	98,720
348	*	United Capital Corp	8,164
500	*	ZipRealty, Inc	6,370

		TOTAL REAL ESTATE	342,228

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.56%
1,696	*	Applied Films Corp	35,616
7,872		Cooper Tire & Rubber Co	120,205
210	*	Deckers Outdoor Corp	5,053
3,778		Schulman (A.), Inc	67,815

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE

2,300	*	Skechers U.S.A., Inc (Class A)	$37,651
3,862		Spartech Corp	75,463
1,715		Titan International, Inc	23,547
2,187		Tupperware Corp	49,820

		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	415,170

SECURITY AND COMMODITY BROKERS - 0.89%
1,200	*	Archipelago Holdings, Inc	47,820
317		Cohen & Steers, Inc	6,340
400		GAMCO Investors, Inc	18,340
4,880	*	Investment Technology Group, Inc	144,448
13,214	*	Knight Capital Group, Inc	109,808
6,660	*	LaBranche & Co, Inc	57,875
1,715	*	MarketAxess Holdings, Inc	23,324
1,697	*	Nasdaq Stock Market, Inc	43,019
2,463	*	Piper Jaffray Cos	73,545
1,418		Sanders Morris Harris Group, Inc	23,184
1,034	*	Stifel Financial Corp	37,121
1,900		SWS Group, Inc	31,160
2,136		Waddell & Reed Financial, Inc (Class A)	41,353

		TOTAL SECURITY AND COMMODITY BROKERS	657,337

SOCIAL SERVICES - 0.05%
2,425	*	Res-Care, Inc	37,321

		TOTAL SOCIAL SERVICES	37,321

SPECIAL TRADE CONTRACTORS - 0.74%
2,454	*	AsiaInfo Holdings, Inc	11,902
4,776	*	Comfort Systems USA, Inc	42,077
6,053	*	Dycom Industries, Inc	122,392
1,841	*	EMCOR Group, Inc	109,171
3,042	*	Insituform Technologies, Inc (Class A)	52,596
995	*	Layne Christensen Co	23,432
14,394	*	Quanta Services, Inc	183,667

		TOTAL SPECIAL TRADE CONTRACTORS	545,237

STONE, CLAY, AND GLASS PRODUCTS - 0.11%
2,609		Apogee Enterprises, Inc	44,614
474	*	Cabot Microelectronics Corp	13,926
1,662		Libbey, Inc	25,262

		TOTAL STONE, CLAY, AND GLASS PRODUCTS	83,802

TEXTILE MILL PRODUCTS - 0.06%
1,284	*	Dixie Group, Inc	20,467
569		Oxford Industries, Inc	25,673

		TOTAL TEXTILE MILL PRODUCTS	46,140

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE

TOBACCO PRODUCTS - 0.25%
3,173		Universal Corp (Virginia)	$123,208
3,140		Vector Group Ltd	62,831

		TOTAL TOBACCO PRODUCTS	186,039

TRANSPORTATION BY AIR - 0.67%
2,677	*	ABX Air, Inc	21,951
3,400	*	Alaska Air Group, Inc	98,804
6,851	b,*	Delta Air Lines, Inc	5,138
1,847	*	EGL, Inc	50,146
3,531	*	Frontier Airlines, Inc	34,533
1,455	*	MAIR Holdings, Inc	8,483
2,228	*	Mesa Air Group, Inc	18,381
2,772	*	Offshore Logistics, Inc	102,564
1,408	*	Republic Airways Holdings, Inc	20,148
5,002		Skywest, Inc	134,154

		TOTAL TRANSPORTATION BY AIR	494,302

TRANSPORTATION EQUIPMENT - 2.24%
2,000		A.O. Smith Corp	57,000
1,599	*	AAR Corp	27,471
705	*	Accuride Corp	9,736
2,555	*	Aftermarket Technology Corp	46,986
5,136		American Axle & Manufacturing Holdings, Inc	118,539
1,631		Arctic Cat, Inc	33,501
4,242	*	Armor Holdings, Inc	182,448
8,615		ArvinMeritor, Inc	144,043
1,573		Clarcor, Inc	45,177
1,800		Coachmen Industries, Inc	20,682
5,958		Federal Signal Corp	101,822
4,602	*	Fleetwood Enterprises, Inc	56,605
1,003		Freightcar America, Inc	40,902
2,515	*	Group 1 Automotive, Inc	69,414
4,472	*	Hayes Lemmerz International, Inc	20,035
577		Heico Corp	13,386
200	*	K&F Industries Holdings, Inc	3,346
2,662		Kaman Corp (Class A)	54,438
3,127		Monaco Coach Corp	46,092
259		Noble International Ltd	6,257
4,805	*	Orbital Sciences Corp	60,063
1,190	*	R&B, Inc	12,198
788	*	Sequa Corp (Class A)	46,492
1,788		Standard Motor Products, Inc	14,501
2,671		Superior Industries International, Inc	57,480
5,228	*	Tenneco Automotive, Inc	91,542
5,029		Trinity Industries, Inc	203,624
1,900	*	Triumph Group, Inc	70,623

		TOTAL TRANSPORTATION EQUIPMENT	1,654,403

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE

TRANSPORTATION SERVICES - 0.37%
5,399		GATX Corp	$213,530
2,486	*	Pegasus Solutions, Inc	22,324
2,848	*	RailAmerica, Inc	33,891

		TOTAL TRANSPORTATION SERVICES	269,745

TRUCKING AND WAREHOUSING - 0.44%
2,685		Arkansas Best Corp	93,626
997	*	Covenant Transport, Inc (Class A)	12,064
414		Forward Air Corp	15,252
1,798	*	Frozen Food Express Industries	18,861
1,190	*	Marten Transport Ltd	30,107
374	*	P.A.M. Transportation Services, Inc	6,044
2,021	*	SCS Transportation, Inc	31,750
1,481	*	SIRVA, Inc	11,048
897	*	U.S. Xpress Enterprises, Inc (Class A)	10,459
467	*	USA Truck, Inc	11,815
4,730		Werner Enterprises, Inc	81,782

		TOTAL TRUCKING AND WAREHOUSING	322,808

WATER TRANSPORTATION - 0.10%
1,755	*	Gulfmark Offshore, Inc	56,634
219	*	Kirby Corp	10,825
100		Maritrans, Inc	3,200

		TOTAL WATER TRANSPORTATION	70,659

WHOLESALE TRADE-DURABLE GOODS - 2.04%
3,500		Agilysys, Inc	58,940
344		Applied Industrial Technologies, Inc	12,343
2,090		Barnes Group, Inc	74,947
487		BlueLinx Holdings, Inc	6,545
1,219		Building Material Holding Corp	113,599
1,260	*	Castle (A.M.) & Co	22,050
511	*	Digi International, Inc	5,483
1,810	*	Genesis Microchip, Inc	39,730
6,804		Hughes Supply, Inc	221,810
1,173	*	Huttig Building Products, Inc	10,616
14,246		IKON Office Solutions, Inc	142,175
669	*	Imagistics International, Inc	27,998
5,060	*	Insight Enterprises, Inc	94,116
653	*	Keystone Automotive Industries, Inc	18,813
367		Lawson Products, Inc	13,476
2,058		Owens & Minor, Inc	60,402
4,884		PEP Boys-Manny Moe & Jack	67,595
1,226		Reliance Steel & Aluminum Co	64,892
3,011		Ryerson Tull, Inc	64,134
454	*	Strattec Security Corp	23,540

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE

21,734	*	Sycamore Networks, Inc	$81,937
2,791	*	TBC Corp	96,262
1,770	*	Tyler Technologies, Inc	14,656
14,925	*	Visteon Corp	145,967
1,253	*	West Marine, Inc	18,519

		TOTAL WHOLESALE TRADE-DURABLE GOODS	1,500,545

WHOLESALE TRADE-NONDURABLE GOODS - 1.16%
3,296	*	BioScrip, Inc	21,424
3,502	*	Hain Celestial Group, Inc	67,939
2,800		Handleman Co	35,364
100		Kenneth Cole Productions, Inc (Class A)	2,729
612		K-Swiss, Inc (Class A)	18,097
1,075	*	Metals USA, Inc	21,995
3,152		Myers Industries, Inc	36,689
1,538		Nash Finch Co	64,888
5,732	*	Performance Food Group Co	180,902
1,137	*	Perry Ellis International, Inc	24,718
573	*	Priority Healthcare Corp (Class B)	15,964
1,739	*	School Specialty, Inc	84,828
1,600	*	Smart & Final, Inc	20,704
3,274	*	Source Interlink Cos, Inc	36,210
897	*	Spartan Stores, Inc	9,239
4,300		Stride Rite Corp	55,126
796		The Andersons, Inc	23,307
2,760	*	United Stationers, Inc	132,094

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	852,217

		TOTAL COMMON STOCKS	73,531,429
		(Cost $61,620,517)
PRINCIPAL

SHORT-TERM INVESTMENTS - 0.18%
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 0.18%
$ 130,000		Federal Home Loan Bank (FHLB), 3.180%, 10/03/05	130,000

		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES	130,000

		TOTAL SHORT-TERM INVESTMENTS
		(Cost $129,977)	130,000

		TOTAL PORTFOLIO - 99.93%
		(Cost $61,750,494)	73,661,429
		OTHER ASSETS & LIABILITIES, NET - 0.07%	50,817

		NET ASSETS -100.00%	$73,712,246

	*	Non-income producing
	b	In bankruptcy
	v	Security valued at fair value.

		For ease of presentation, we have grouped a number of industry classification categories together in the Statement of Investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

		At September 30, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $62,090,567. Net unrealized appreciation of portfolio investments aggregated $11,570,862 of which $14,842,318 related to appreciated portfolio investments and $3,271,456 related to depreciated portfolio investments.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
SMALL-CAP BLEND INDEX FUND
STATEMENT OF INVESTMENTS
September 30, 2005

SHARES			VALUE

COMMON STOCKS - 99.79%
AGRICULTURAL PRODUCTION-CROPS - 0.20%
500		Alico, Inc	$25,650
5,300		Chiquita Brands International, Inc	148,135
4,658		Delta & Pine Land Co	123,018
1,000	*	John B. Sanfilippo & Son	17,500

		TOTAL AGRICULTURAL PRODUCTION-CROPS	314,303

AGRICULTURAL PRODUCTION-LIVESTOCK - 0.04%
43		Seaboard Corp	59,039

		TOTAL AGRICULTURAL PRODUCTION-LIVESTOCK	59,039

AGRICULTURAL SERVICES - 0.00%**
1	*	Cadiz, Inc	19

		TOTAL AGRICULTURAL SERVICES	19

AMUSEMENT AND RECREATION SERVICES - 0.57%
6,733	*	Alliance Gaming Corp	73,053
3,836	*	Argosy Gaming Co	180,254
1,000		Churchill Downs, Inc	35,320
1,375		Dover Downs Gaming & Entertainment, Inc	18,700
2,531		Dover Motorsports, Inc	17,312
3,014	*	Life Time Fitness, Inc	99,884
4,080	*	Magna Entertainment Corp (Class A)	27,173
3,489	*	Multimedia Games, Inc	33,878
5,335	*	Pinnacle Entertainment, Inc	97,790
12,446	*	Six Flags, Inc	89,487
1,982		Speedway Motorsports, Inc	72,006
2,636	*	Sunterra Corp	34,611
2,691	*	WMS Industries, Inc	75,698
2,480		World Wrestling Entertainment, Inc	32,240

		TOTAL AMUSEMENT AND RECREATION SERVICES	887,406

APPAREL AND ACCESSORY STORES - 1.31%
7,271	*	Aeropostale, Inc	154,509
1,000		Buckle, Inc	33,970
2,133		Burlington Coat Factory Warehouse Corp	81,139
1,626	*	Cache, Inc	24,764
2,418	*	Carter's, Inc	137,342
3,396	*	Casual Male Retail Group, Inc	23,365
4,002		Cato Corp (Class A)	79,760
2,000	*	Charlotte Russe Holding, Inc	26,640
15,600	*	Charming Shoppes, Inc	166,452
2,724	*	Children's Place Retail Stores, Inc	97,083
4,650		Christopher & Banks Corp	64,496

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

492	*	Citi Trends, Inc	$10,740
600		DEB Shops, Inc	13,044
2,694	*	Dress Barn, Inc	61,316
5,592		Finish Line, Inc (Class A)	81,587
2,200		Goody's Family Clothing, Inc	16,654
5,892	*	HOT Topic, Inc	90,501
2,988	*	Jo-Ann Stores, Inc	51,692
1,735	*	JOS A Bank Clothiers, Inc	74,987
1,664	*	New York & Co, Inc	27,290
9,760	*	Pacific Sunwear Of California, Inc	209,254
8,648	*	Payless Shoesource, Inc	150,475
987	*	Shoe Carnival, Inc	15,703
3,691		Stage Stores, Inc	99,177
998		Syms Corp	13,363
2,950		Talbots, Inc	88,264
6,111	*	The Wet Seal, Inc	27,500
4,494	*	Too, Inc	123,270
2,296	*	Wilsons The Leather Experts, Inc	14,006

		TOTAL APPAREL AND ACCESSORY STORES	2,058,343

APPAREL AND OTHER TEXTILE PRODUCTS - 0.37%
3,700	*	DHB Industries, Inc	15,503
2,201	*	Guess ?, Inc	47,167
3,999	*	Gymboree Corp	54,546
3,119	*	Hartmarx Corp	20,430
4,292	*	Innovo Group, Inc	8,455
3,544		Kellwood Co	91,612
1,000	*	Maidenform Brands, Inc	13,750
4,198		Phillips-Van Heusen Corp	130,222
4,206		Russell Corp	59,052
6,083	*	Warnaco Group, Inc	133,279

		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	574,016

AUTO REPAIR, SERVICES AND PARKING - 0.43%
1,333	*	Amerco, Inc	77,567
1,451		Bandag, Inc	62,190
2,487		Central Parking Corp	37,181
3,251	*	Dollar Thrifty Automotive Group, Inc	109,461
2,100	*	Midas, Inc	41,748
1,400		Monro Muffler, Inc	36,778
400	*	Pacific Ethanol, Inc	4,128
6,746	*	PHH Corp	185,245
5,200	*	Wright Express Corp	112,268

		TOTAL AUTO REPAIR, SERVICES AND PARKING	666,566

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.30%
1,050	*	America's Car-Mart, Inc	18,837
1,582	*	Asbury Automotive Group, Inc	26,941
5,781	*	CSK Auto Corp	86,021

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

1,900		Lithia Motors, Inc (Class A)	$55,062
1,697	*	MarineMax, Inc	43,257
2,818	*	Rush Enterprises, Inc (Class A)	43,059
3,791		Sonic Automotive, Inc	84,236
3,420		United Auto Group, Inc	112,997

		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	470,410

BUILDING MATERIALS AND GARDEN SUPPLIES - 0.07%
2,509	*	Central Garden & Pet Co	113,532

		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	113,532

BUSINESS SERVICES - 9.88%
49,886	*	3Com Corp	203,535
1,481	*	3D Systems Corp	32,923
5,125		Aaron Rents, Inc	108,394
5,015		ABM Industries, Inc	104,362
11,438		Acxiom Corp	214,119
2,600		Administaff, Inc	103,324
2,940	*	Advent Software, Inc	79,204
4,014		Advo, Inc	125,598
6,900	*	Agile Software Corp	49,473
2,873	*	Altiris, Inc	43,928
1,600	*	American Reprographics Co	27,360
5,460	*	AMICAS, Inc	29,484
1,630	*	AMN Healthcare Services, Inc	25,216
900	*	Ansoft Corp	26,190
4,040	*	Ansys, Inc	155,500
3,615	*	Anteon International Corp	154,578
8,591	*	Applied Digital Solutions, Inc	24,484
7,398	*	aQuantive, Inc	148,922
800	*	Arbinet-thexchange, Inc	5,760
4,032		Arbitron, Inc	160,635
8,711	*	Ariba, Inc	49,653
5,600	*	Aspen Technology, Inc	35,000
1,214	*	Asset Acceptance Capital Corp	36,384
5,889	*	Atari, Inc	8,480
3,132	*	Audible, Inc	38,492
5,700	*	Autobytel, Inc	28,557
6,444	*	Avocent Corp	203,888
1,350	*	Bankrate, Inc	37,031
1,226		Blackbaud, Inc	17,372
2,415	*	Blackboard, Inc	60,399
1,393	*	Blue Coat Systems, Inc	60,568
10,100	*	Borland Software Corp	58,782
1,963	*	Bottomline Technologies, Inc	29,622
5,309		Brady Corp (Class A)	164,261
6,453		Catalina Marketing Corp	146,741
7,638	*	CBIZ, Inc	38,954
1,120	*	CCC Information Services Group, Inc	29,266
6,750	*	Ciber, Inc	50,153

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

1,204	*	Click Commerce, Inc	$22,069
61,711	*	CMGI, Inc	103,057
16,828	*	CNET Networks, Inc	228,356
1,300	*	Cogent Communications Group, Inc	6,344
3,141	*	Cogent, Inc	74,599
5,500		Cognex Corp	165,385
1,000		Computer Programs & Systems, Inc	34,540
1,535	*	COMSYS IT Partners, Inc	18,742
3,800	*	Concur Technologies, Inc	47,006
2,106	*	CoStar Group, Inc	98,392
3,955	*	Covansys Corp	63,122
24	b,v*	Cross Media Marketing Corp	-
6,519	*	CSG Systems International, Inc	141,528
3,100	*	Cyberguard Corp	25,575
3,228	*	Cybersource Corp	21,240
5,485	*	Dendrite International, Inc	110,194
4,581	*	Digital Insight Corp	119,381
4,451	*	Digital River, Inc	155,117
16,330	*	Earthlink, Inc	174,731
3,825	*	Echelon Corp	35,228
5,001	*	Eclipsys Corp	89,218
2,400	*	eCollege.com, Inc	35,664
5,775	*	eFunds Corp	108,743
2,314	*	Electro Rent Corp	29,110
7,042	*	Electronics for Imaging, Inc	161,543
1,747	*	Emageon, Inc	23,689
7,745	*	Entrust, Inc	43,372
6,751	*	Epicor Software Corp	87,763
1,617	*	EPIQ Systems, Inc	35,283
1,977	*	Equinix, Inc	82,342
799	*	Escala Group, Inc	13,303
3,100	*	eSpeed, Inc (Class A)	23,498
4,424		Factset Research Systems, Inc	155,902
3,427	*	FalconStor Software, Inc	20,768
5,300	*	Filenet Corp	147,870
516	*	First Advantage Corp	15,170
1,611	*	Forrester Research, Inc	33,541
1,800	*	FTD Group, Inc	18,630
7,231	*	Gartner, Inc (Class A)	84,530
3,565		Gevity HR, Inc	97,111
3,439		Healthcare Services Group	66,201
2,572	*	Heidrick & Struggles International, Inc	83,281
19,132	*	Homestore, Inc	83,224
3,200	*	Hudson Highland Group, Inc	79,904
6,882	*	Hypercom Corp	44,871
3,242	*	IDX Systems Corp	139,990
2,584	*	iGate Corp	9,380
2,817	*	Infocrossing, Inc	25,888
11,084	*	Informatica Corp	133,230
4,247	*	Infospace, Inc	101,376
4,200		infoUSA, Inc	44,604
1,757	*	Innovative Solutions & Support, Inc	27,286
1,263		Integral Systems, Inc	26,068

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

3,668	*	Intergraph Corp	$163,996
3,869	*	Intermix Media, Inc	46,273
5,122	*	Internet Capital Group, Inc	45,125
5,000	*	Internet Security Systems, Inc	120,050
993		Interpool, Inc	18,122
1,304	*	Intervideo, Inc	13,079
5,142	*	Interwoven, Inc	42,010
2,300	*	Intrado, Inc	41,469
7,051	*	Ipass, Inc	37,934
1,636	*	iPayment, Inc	61,906
6,254	*	iVillage, Inc	45,404
9,400		Jack Henry & Associates, Inc	182,360
1,643	*	Jamdat Mobile, Inc	34,503
3,854	*	JDA Software Group, Inc	58,504
2,688	*	Jupitermedia Corp	47,604
3,211	*	Kanbay International, Inc	60,367
6,315	*	Keane, Inc	72,180
2,400		Kelly Services, Inc (Class A)	73,584
2,146	*	Keynote Systems, Inc	27,855
4,167	*	Kforce, Inc	42,920
7,453	*	KFX, Inc	127,595
4,305	*	Korn/Ferry International	70,559
4,197	*	Kronos, Inc	187,354
6,895	*	Labor Ready, Inc	176,857
8,153	*	Lawson Software, Inc	56,582
5,765	*	Lionbridge Technologies	38,914
2,259	*	LoJack Corp	47,755
4,666	*	Magma Design Automation, Inc	37,888
3,073	*	Majesco Entertainment Co	4,087
3,863	*	Manhattan Associates, Inc	89,622
2,115	*	Mantech International Corp (Class A)	55,857
2,722	*	Mapinfo Corp	33,345
2,612	*	Marchex, Inc	43,255
839	*	Marlin Business Services, Inc	19,331
6,883	*	Matrixone, Inc	36,205
9,940	*	Mentor Graphics Corp	85,484
10,279	*	Micromuse, Inc	80,999
1,783	*	MicroStrategy, Inc	125,327
2,406	*	Midway Games, Inc	36,547
11,212		MoneyGram International, Inc	243,413
3,181	*	Motive, Inc	20,168
13,471	*	MPS Group, Inc	158,958
2,600	*	MRO Software, Inc	43,784
4,100	*	NCO Group, Inc	84,706
4,703		NDCHealth Corp	88,981
2,302	*	Ness Technologies, Inc	23,020
4,860	*	NetFlix, Inc	126,311
7,038	*	NetIQ Corp	86,145
1,800	*	Netratings, Inc	27,396
2,800	*	Netscout Systems, Inc	15,204
4,400	*	NIC, Inc	28,820
2,574	*	Online Resources Corp	27,233
2,576	*	Open Solutions, Inc	56,208

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

9,670	*	Opsware, Inc	$50,187
4,286	*	Packeteer, Inc	53,789
35,190	*	Parametric Technology Corp	245,274
2,337	*	PDF Solutions, Inc	38,794
1,900	*	Pegasystems, Inc	11,381
24	*	Penton Media, Inc	12
10,703	*	Perot Systems Corp (Class A)	151,447
2,693	*	Phase Forward, Inc	29,434
3,025	*	Phoenix Technologies Ltd	22,778
1,997	*	Portfolio Recovery Associates, Inc	86,230
1,447	*	PRA International	43,859
4,811	*	Progress Software Corp	152,845
1,500		QAD, Inc	12,435
1,038		Quality Systems, Inc	71,715
8,196	*	Quest Software, Inc	123,514
2,797	*	Radiant Systems, Inc	28,865
2,683	*	Radisys Corp	52,050
14,683	*	RealNetworks, Inc	83,840
5,488	*	Redback Networks, Inc	54,441
1,000		Renaissance Learning, Inc	17,800
3,500	*	Rent-Way, Inc	24,045
1,500	*	RightNow Technologies, Inc	22,080
3,650		Rollins, Inc	71,248
9,341	*	RSA Security, Inc	118,724
9,538	*	S1 Corp	37,294
3,144	*	SafeNet, Inc	114,159
10,253	*	Sapient Corp	64,081
4,700	*	Secure Computing Corp	53,345
3,600	*	Serena Software, Inc	71,748
1,184	*	SI International, Inc	36,668
3,176	*	Sohu.com, Inc	54,405
67	b,*	SONICblue, Inc	-
7,200	*	SonicWALL, Inc	45,720
32,291	*	Sonus Networks, Inc	187,288
5,330	*	Sotheby's Holdings, Inc (Class A)	89,118
7,920	*	Spherion Corp	60,192
2,366	*	SPSS, Inc	56,784
2,005		SS&C Technologies, Inc	73,463
1,114	*	SSA Global Technologies, Inc	19,607
1,500		Startek, Inc	19,800
3,000	*	Stellent, Inc	25,710
1,700	v*	StorageNetworks, Inc	-
1,450	*	Stratasys, Inc	43,065
5,456	*	SupportSoft, Inc	27,498
3,400	*	SYKES Enterprises, Inc	40,460
1,114	*	SYNNEX Corp	18,760
1,100		Syntel, Inc	21,439
2,527		Talx Corp	82,860
4,600	*	TeleTech Holdings, Inc	46,092
7,961	*	THQ, Inc	169,729
27,961	*	TIBCO Software, Inc	233,754
1,386	*	TNS, Inc	33,611
2,700	*	TradeStation Group, Inc	27,378

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

4,925	*	Transaction Systems Architects, Inc	$137,161
469	*	Travelzoo, Inc	10,407
5,459	*	Trizetto Group, Inc	77,081
1,514	*	TRM Corp	22,998
2,965	*	Ultimate Software Group, Inc	54,615
8,060		United Online, Inc	111,631
8,762	*	United Rentals, Inc	172,699
2,330	*	Universal Compression Holdings, Inc	92,664
10,700	*	Valueclick, Inc	182,863
2,917	*	Vasco Data Security International	26,457
3,451	*	Ventiv Health, Inc	90,451
1,643	*	Verint Systems, Inc	67,264
4,668	*	Verity, Inc	49,574
1,026	*	Vertrue, Inc	37,295
2,802		Viad Corp	76,635
3,873	*	Vignette Corp	61,619
1,000	*	Volt Information Sciences, Inc	20,320
4,275	*	WebEx Communications, Inc	104,780
7,096	*	webMethods, Inc	50,169
3,100	*	Websense, Inc	158,751
1,100	*	WebSideStory, Inc	19,492
9,338	*	Wind River Systems, Inc	120,740
3,440	*	Witness Systems, Inc	71,862

		TOTAL BUSINESS SERVICES	15,491,049

CHEMICALS AND ALLIED PRODUCTS - 5.86%
13,370	*	Aastrom Biosciences, Inc	31,420
11,715	*	Abgenix, Inc	148,546
2,380	*	Acadia Pharmaceuticals, Inc	27,061
700	*	Adams Respiratory Therapeutics, Inc	22,603
600	*	Adeza Biomedical Corp	10,446
5,099	*	Adolor Corp	54,457
2,955	*	Albany Molecular Research, Inc	35,992
3,900	*	Alexion Pharmaceuticals, Inc	107,952
11,689	*	Alkermes, Inc	196,375
5,266		Alpharma, Inc (Class A)	130,965
1,356		American Vanguard Corp	24,828
9,506	*	Andrx Corp	146,678
3,100		Arch Chemicals, Inc	72,075
4,695	*	Arena Pharmaceuticals, Inc	46,481
3,833	*	Arqule, Inc	30,012
3,825	*	Array Biopharma, Inc	27,464
4,970	*	Atherogenics, Inc	79,669
14,098	*	AVANIR Pharmaceuticals	43,563
937		Balchem Corp	25,814
1,788	*	Barrier Therapeutics, Inc	15,001
2,200	*	Bentley Pharmaceuticals, Inc	26,290
5,313	*	Bioenvision, Inc	42,663
9,314	*	BioMarin Pharmaceuticals, Inc	81,311
4,100		Calgon Carbon Corp	32,390
3,346		Cambrex Corp	63,440

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

1,420	*	Caraco Pharmaceutical Laboratories Ltd	$12,340
6,000	*	Cell Genesys, Inc	32,880
9,000	*	Cell Therapeutics, Inc	25,740
2,246	*	Chattem, Inc	79,733
4,489	*	Connetics Corp	75,909
1,000	*	Conor Medsystems, Inc	23,500
1,823	*	Cotherix, Inc	25,431
6,875	*	Cubist Pharmaceuticals, Inc	148,088
6,360	*	Curis, Inc	29,192
3,731	*	Cypress Bioscience, Inc	20,185
7,585	*	Dendreon Corp	50,895
3,000		Diagnostic Products Corp	158,190
1,980	*	Digene Corp	56,430
7,100	*	Discovery Laboratories, Inc	45,795
2,970	*	Dov Pharmaceutical, Inc	50,431
4,700	*	Durect Corp	32,195
2,395	*	Dusa Pharmaceuticals, Inc	25,387
3,302	*	Elizabeth Arden, Inc	71,257
7,352	*	Encysive Pharmaceuticals, Inc	86,607
5,591	*	Enzon Pharmaceuticals, Inc	37,068
3,016	*	EPIX Pharmaceuticals, Inc	23,223
4,424	*	Eyetech Pharmaceuticals, Inc	79,455
5,400		Ferro Corp	98,928
3,575	*	First Horizon Pharmaceutical Corp	71,035
3,295	*	Genitope Corp	22,867
4,381		Georgia Gulf Corp	105,495
7,635	*	Geron Corp	78,411
9,044	*	GlobeTel Communications Corp	13,114
985	*	GTx, Inc	9,170
3,695		H.B. Fuller Co	114,841
627	*	Hi-Tech Pharmacal Co, Inc	18,860
16,941	*	Human Genome Sciences, Inc	230,228
1,721	*	Idenix Pharmaceuticals, Inc	43,197
5,952	*	Immucor, Inc	163,323
5,178	*	Immunogen, Inc	38,007
5,409	*	Inspire Pharmaceuticals, Inc	41,108
700		Inter Parfums, Inc	13,783
3,300	*	InterMune, Inc	54,615
2,750	*	Introgen Therapeutics, Inc	14,355
2,537	*	Inverness Medical Innovations, Inc	67,307
431		Kronos Worldwide, Inc	13,680
4,600	*	KV Pharmaceutical Co (Class A)	81,742
4,019		MacDermid, Inc	105,539
1,916		Mannatech, Inc	22,705
3,200	*	MannKind Corp	43,808
900	*	Marshall Edwards, Inc	5,229
4,022	*	Martek Biosciences Corp	141,293
14,100	*	Medarex, Inc	134,232
6,441	*	Medicines Co	148,207
6,997		Medicis Pharmaceutical Corp (Class A)	227,822
2,343		Meridian Bioscience, Inc	48,500
9,334	*	MGI Pharma, Inc	217,576
2,700		Minerals Technologies, Inc	154,467
1,400	*	Momenta Pharmaceuticals, Inc	38,150

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

2,403	*	Myogen, Inc	$56,471
7,737	*	Nabi Biopharmaceuticals	101,355
2,765	*	Nastech Pharmaceutical Co, Inc	39,097
1,434		Natures Sunshine Products, Inc	33,326
7,219	*	NBTY, Inc	169,647
4,760	*	Neurocrine Biosciences, Inc	234,144
839	*	New River Pharmaceuticals, Inc	40,222
2,207	*	NewMarket Corp	38,269
2,210	*	NitroMed, Inc	39,780
1,000		NL Industries, Inc	18,790
2,890	*	Northfield Laboratories, Inc	37,281
3,100	*	Noven Pharmaceuticals, Inc	43,400
5,184	*	NPS Pharmaceuticals, Inc	52,410
5,494	*	Nuvelo, Inc	52,742
1,700		Octel Corp	28,339
9,300		Olin Corp	176,607
3,737	*	OM Group, Inc	75,226
4,701	*	Onyx Pharmaceuticals, Inc	117,431
5,936	*	OraSure Technologies, Inc	55,976
3,800	*	Pain Therapeutics, Inc	23,902
4,496	*	Par Pharmaceutical Cos, Inc	119,684
3,400	*	Parexel International Corp	68,306
760	*	Parlux Fragrances, Inc	22,146
2,700	*	Penwest Pharmaceuticals Co	47,331
10,907		Perrigo Co	156,079
3,184	*	Pharmion Corp	69,443
1,571	*	Pioneer Cos, Inc	37,798
11,938	*	PolyOne Corp	72,344
2,900	*	Pozen, Inc	31,871
3,500	*	Prestige Brands Holdings, Inc	43,120
2,327	*	Progenics Pharmaceuticals, Inc	55,173
2,544	*	Renovis, Inc	34,420
19,018	*	Revlon, Inc (Class A)	61,238
1,700	*	Rockwood Holdings, Inc	32,385
4,662	*	Salix Pharmaceuticals Ltd	99,068
6,000		Sensient Technologies Corp	113,700
4,400	*	Serologicals Corp	99,264
8,193	*	StemCells, Inc	45,225
700		Stepan Co	17,542
908	*	Stratagene Corp	8,181
6,717	*	SuperGen, Inc	42,317
1,924	*	SurModics, Inc	74,440
3,116	*	Tanox, Inc	45,649
1,581	*	Tercica, Inc	17,834
11,810	*	Terra Industries, Inc	78,537
923	*	Threshold Pharmaceuticals, Inc	12,599
4,217		UAP Holding Corp	76,328
2,952	*	United Therapeutics Corp	206,050
1,300	*	USANA Health Sciences, Inc	62,010
11,221		USEC, Inc	125,226
12,226	*	Vertex Pharmaceuticals, Inc	273,251
4,339		Wellman, Inc	27,466
1,700		Westlake Chemical Corp	46,036

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

8,567	*	WR Grace & Co	$76,675
3,870	*	Zymogenetics, Inc	63,855

		TOTAL CHEMICALS AND ALLIED PRODUCTS	9,192,027

COAL MINING - 0.29%
3,800	*	Alpha Natural Resources, Inc	114,152
3,100		Foundation Coal Holdings, Inc	119,195
1,695	*	James River Coal Co	85,547
2,400		Penn Virginia Corp	138,504

		TOTAL COAL MINING	457,398

COMMUNICATIONS - 2.83%
8,504		Adtran, Inc	267,876
5,253	*	Airspan Networks, Inc	26,423
1,736		Alaska Communications Systems Group, Inc	19,860
4,138		Anixter International, Inc	166,886
2,200	*	Audiovox Corp (Class A)	30,756
1,000	*	Beasley Broadcast Group, Inc (Class A)	14,050
3,390	*	Brightpoint, Inc	64,885
2,980	*	Centennial Communications Corp	44,640
40,323	*	Charter Communications, Inc (Class A)	60,484
32,056	*	Cincinnati Bell, Inc	141,367
5,641	*	Citadel Broadcasting Corp	77,451
2,759		Commonwealth Telephone Enterprises, Inc	104,014
4,877	*	Cox Radio, Inc (Class A)	74,130
1,900	*	Crown Media Holdings, Inc (Class A)	20,805
2,500		CT Communications, Inc	30,925
7,244	*	Cumulus Media, Inc (Class A)	90,478
14,489	*	Dobson Communications Corp (Class A)	111,275
4,200	*	Emmis Communications Corp (Class A)	92,778
4,694	*	Entercom Communications Corp	148,283
9,713	*	Entravision Communications Corp (Class A)	76,441
3,500		Fairpoint Communications, Inc	51,205
875	*	Fisher Communications, Inc	40,740
15,893	*	Foundry Networks, Inc	201,841
7,043	*	General Communication, Inc (Class A)	69,726
2,824		Golden Telecom, Inc	89,154
5,500		Gray Television, Inc	58,245
473	*	Hungarian Telephone & Cable	7,086
7,377	*	IDT Corp (Class B)	89,926
2,080	*	InPhonic, Inc	28,600
6,644	*	Insight Communications Co, Inc	77,270
2,900		Iowa Telecommunications Services, Inc	48,778
3,086	*	j2 Global Communications, Inc	124,736
90,269	*	Level 3 Communications, Inc	209,424
2,047		Liberty Corp	95,984
3,612	*	Lin TV Corp (Class A)	50,387
2,059	*	Lodgenet Entertainment Corp	30,329
3,600	*	Mastec, Inc	39,240
8,071	*	Mediacom Communications Corp	59,564

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

2,600	*	NeuStar, Inc	$83,174
2,000		North Pittsburgh Systems, Inc	40,820
3,833	*	Novatel Wireless, Inc	55,463
300		Preformed Line Products Co	14,160
9,163	*	Premiere Global Services, Inc	74,953
5,776	*	Price Communications Corp	95,015
10,983	*	Radio One, Inc (Class D)	144,426
2,982	*	RCN Corp	63,278
5	v*	RCN Corp Wts 12/21/06	-
4,800	*	Regent Communications, Inc	25,248
2,200	*	Saga Communications, Inc (Class A)	29,260
1,515	*	Salem Communications Corp (Class A)	27,937
9,664	*	SBA Communications Corp	149,309
900		Shenandoah Telecom Co	37,071
6,000		Sinclair Broadcast Group, Inc (Class A)	53,220
4,900	*	Spanish Broadcasting System, Inc (Class A)	35,182
1,869		SureWest Communications	53,603
2,400	*	Syniverse Holdings, Inc	36,960
3,900	*	Talk America Holdings, Inc	36,777
4,917	*	Telkonet, Inc	19,275
3,656	*	Terremark Worldwide, Inc	16,050
7,400	*	TiVo, Inc	40,626
9,796	*	Ubiquitel, Inc	85,617
3,533	*	USA Mobility, Inc	95,320
3,700		Valor Communications Group, Inc	50,431
7,346	*	Wireless Facilities, Inc	42,607

		TOTAL COMMUNICATIONS	4,441,824

DEPOSITORY INSTITUTIONS - 10.01%
1,541		1st Source Corp	35,674
1,560		ABC Bancorp	29,936
1,543	*	ACE Cash Express, Inc	30,104
1,750		Alabama National Bancorp	111,895
2,700		Amcore Financial, Inc	84,267
9,100		Amegy Bancorp, Inc	205,933
1,220	*	AmericanWest Bancorp	28,206
1,081		Ames National Corp	29,836
2,907		Anchor Bancorp Wisconsin, Inc	85,698
1,295		Arrow Financial Corp	35,120
1,634	*	Banc Corp	17,647
500		Bancfirst Corp	42,500
1,346	*	Bancorp, Inc	21,523
10,196		Bancorpsouth, Inc	232,979
1,100		BancTrust Financial Group, Inc	21,208
7,518		Bank Mutual Corp	80,593
1,675		Bank of Granite Corp	31,892
1,400		Bank of the Ozarks, Inc	48,062
5,594		BankAtlantic Bancorp, Inc (Class A)	95,042
2,400	*	BankFinancial Corp	34,080
3,320		BankUnited Financial Corp (Class A)	75,928
1,289		Banner Corp	34,339
1,000		Berkshire Hills Bancorp, Inc	34,000

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

3,041	*	BFC Financial Corp	$21,226
3,600		Boston Private Financial Holdings, Inc	95,544
8,000		Brookline Bancorp, Inc	126,560
1,000		Camden National Corp	37,670
1,600		Capital City Bank Group, Inc	60,336
1,260		Capital Corp of the West	38,493
706	*	Capital Crossing Bank	24,526
1,579		Capitol Bancorp Ltd	51,160
3,210	*	Cardinal Financial Corp	30,976
2,125		Cascade Bancorp	44,391
5,886		Cathay General Bancorp	208,718
1,500		Center Financial Corp	35,250
1,512	*	Central Coast Bancorp	32,221
3,931		Central Pacific Financial Corp	138,293
591		Charter Financial Corp	20,147
3,228		Chemical Financial Corp	104,910
6,125		Chittenden Corp	162,374
999		Citizens & Northern Corp	26,673
5,562		Citizens Banking Corp	157,961
1,000		City Bank	34,230
2,300		City Holding Co	82,248
1,837		Clifton Savings Bancorp, Inc	18,921
1,856		Coastal Financial Corp	27,877
1,950		CoBiz, Inc	36,289
665		Colony Bankcorp, Inc	17,995
800		Columbia Bancorp	32,152
2,090		Columbia Banking System, Inc	54,821
570		Commercial Bankshares, Inc	21,426
5,784		Commercial Capital Bancorp, Inc	98,328
4,967		Commercial Federal Corp	169,573
602	*	Community Bancorp	19,860
4,022		Community Bank System, Inc	90,897
2,872		Community Banks, Inc	80,732
1,909		Community Trust Bancorp, Inc	61,432
2,400		Corus Bankshares, Inc	131,592
6,012		CVB Financial Corp	111,823
3,550		Dime Community Bancshares	52,256
941		Enterprise Financial Services Corp	19,968
1,200	*	EuroBancshares, Inc	17,892
3,978	*	Euronet Worldwide, Inc	117,709
800		Farmers Capital Bank Corp	24,784
2,900		Fidelity Bankshares, Inc	88,595
1,080		Financial Institutions, Inc	19,883
1,500		First Bancorp (North Carolina)	30,060
8,832		First Bancorp (Puerto Rico)	149,437
1,800		First Busey Corp (Class A)	35,046
3,900		First Charter Corp	95,472
779		First Citizens Bancshares, Inc (Class A)	132,936
8,997		First Commonwealth Financial Corp	119,930
1,677		First Community Bancorp, Inc	80,211
1,320		First Community Bancshares, Inc	38,729
855		First Defiance Financial Corp	23,453
4,600		First Financial Bancorp	85,560

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

2,400		First Financial Bankshares, Inc	$83,592
1,800		First Financial Corp (Indiana)	48,600
1,600		First Financial Holdings, Inc	49,152
1,301		First Indiana Corp	44,325
2,515		First Merchants Corp	64,962
5,943		First Midwest Bancorp, Inc	221,317
14,975		First Niagara Financial Group, Inc	216,239
900		First Oak Brook Bancshares, Inc	27,261
1,971		First Place Financial Corp	43,697
395	*	First Regional Bancorp	31,122
2,800		First Republic Bank	98,644
690		First South Bancorp, Inc	22,984
2,000		First State Bancorporation	42,380
2,125	*	FirstFed Financial Corp	114,346
4,400		Flagstar Bancorp, Inc	70,840
2,396		Flushing Financial Corp	39,223
7,376		FNB Corp	127,457
1,000		FNB Corp (Virginia)	27,680
2,670	*	Franklin Bank Corp	43,120
8,493		Fremont General Corp	185,402
3,200		Frontier Financial Corp	92,800
1,533		GB&T Bancshares, Inc	32,546
4,050		Glacier Bancorp, Inc	125,024
5,200		Gold Banc Corp, Inc	77,480
1,307		Great Southern Bancorp, Inc	39,105
6,593		Greater Bay Bancorp	162,452
995		Greene County Bancshares, Inc	25,751
3,547		Hancock Holding Co	121,095
5,105		Hanmi Financial Corp	91,635
2,700		Harbor Florida Bancshares, Inc	97,929
3,550		Harleysville National Corp	77,923
1,300		Heartland Financial USA, Inc	25,259
1,446		Heritage Commerce Corp	30,077
1,300		Horizon Financial Corp	28,600
5,768		Hudson United Bancorp	244,159
1,250		IBERIABANK Corp	66,438
1,955		Independent Bank Corp (Massachusetts)	59,393
2,797		Independent Bank Corp (Michigan)	81,225
1,900		Integra Bank Corp	41,230
2,250		Interchange Financial Services Corp	38,835
2,300		Irwin Financial Corp	46,897
759	*	ITLA Capital Corp	39,840
2,700		Kearny Financial Corp	33,750
4,190		KNBT Bancorp, Inc	65,238
2,283		Lakeland Bancorp, Inc	34,998
800		Lakeland Financial Corp	33,080
1,313		Macatawa Bank Corp	44,918
4,187		MAF Bancorp, Inc	171,667
2,000		Main Street Banks, Inc	53,600
1,423		MainSource Financial Group, Inc	25,230
2,800		MB Financial, Inc	109,144
1,838		MBT Financial Corp	33,874
981		Mercantile Bank Corp	41,977

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

2,900		Mid-State Bancshares	$79,779
1,700		Midwest Banc Holdings, Inc	39,304
2,273		Nara Bancorp, Inc	33,981
400		NASB Financial, Inc	16,000
4,493		National Penn Bancshares, Inc	111,831
1,000		NBC Capital Corp	25,080
4,300		NBT Bancorp, Inc	101,437
6,086		NetBank, Inc	50,575
14,898		NewAlliance Bancshares, Inc	218,107
969	*	Northern Empire Bancshares	24,147
2,471		Northwest Bancorp, Inc	52,509
1,300		OceanFirst Financial Corp	31,382
8,867		Old National Bancorp	188,158
1,714		Old Second Bancorp, Inc	51,146
1,669		Omega Financial Corp	46,782
2,647		Oriental Financial Group, Inc	32,399
5,919		Pacific Capital Bancorp	197,044
1,567		Park National Corp	169,659
6,377		Partners Trust Financial Group, Inc	73,463
1,168		Peapack Gladstone Financial Corp	32,050
1,100		Pennfed Financial Services, Inc	20,108
537	*	Pennsylvania Commerce Bancorp, Inc	19,160
1,265		Peoples Bancorp, Inc	34,952
2,520		PFF Bancorp, Inc	76,255
1,087	*	Pinnacle Financial Partners, Inc	27,371
900		Placer Sierra Bancshares	24,723
503		Preferred Bank	20,216
1,594	*	Premierwest Bancorp	24,069
2,100		PrivateBancorp, Inc	71,988
2,700		Prosperity Bancshares, Inc	81,675
4,266		Provident Bankshares Corp	148,371
750		Provident Financial Holdings	21,038
9,456		Provident Financial Services, Inc	166,426
5,339		Provident New York Bancorp	62,306
900	*	QC Holdings, Inc	11,736
3,644		R & G Financial Corp (Class B)	50,105
1,350		Renasant Corp	42,728
1,002		Republic Bancorp, Inc (Class A) (Kentucky)	20,962
9,118		Republic Bancorp, Inc (Michigan)	128,929
624		Royal Bancshares of Pennsylvania (Class A)	13,940
3,449		S&T Bancorp, Inc	130,372
1,498		S.Y. Bancorp, Inc	35,622
1,900		Sandy Spring Bancorp, Inc	64,030
760		Santander BanCorp	18,719
1,050		SCBT Financial Corp	33,159
1,740		Seacoast Banking Corp of Florida	40,768
1,369		Security Bank Corp	34,074
659		Sierra Bancorp	15,025
1,555	*	Signature Bank	41,969
1,900		Simmons First National Corp (Class A)	54,188
1,356		Sound Federal Bancorp, Inc	22,659
1,284		Southside Bancshares, Inc	24,409
1,655		Southwest Bancorp, Inc	36,360

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

1,254		State Bancorp, Inc	$22,472
700		State Financial Services Corp (Class A)	25,564
2,378		Sterling Bancorp	53,529
5,900		Sterling Bancshares, Inc	86,789
3,362		Sterling Financial Corp (Pennsylvania)	67,744
4,515		Sterling Financial Corp (Spokane)	101,813
1,400		Suffolk Bancorp	44,674
1,253		Summit Bancshares, Inc	23,018
726		Summit Financial Group, Inc	19,784
1,545	*	Sun Bancorp, Inc (New Jersey)	32,584
5,980		Susquehanna Bancshares, Inc	143,759
4,596	*	SVB Financial Group	223,549
600		Taylor Capital Group, Inc	22,692
2,816	*	Texas Capital Bancshares, Inc	59,558
5,390		Texas Regional Bancshares, Inc (Class A)	155,178
2,396		TierOne Corp	63,039
880		Tompkins Trustco, Inc	38,060
1,500		Trico Bancshares	32,280
9,622		Trustco Bank Corp NY	120,564
6,103		Trustmark Corp	169,969
11,850		UCBH Holdings, Inc	217,092
2,085		UMB Financial Corp	136,943
5,836		Umpqua Holdings Corp	141,932
1,149		Union Bankshares Corp	48,005
4,848		United Bankshares, Inc	169,438
4,100		United Community Banks, Inc	116,850
3,479		United Community Financial Corp	39,034
803		United Security Bancshares	22,034
1,479		Univest Corp of Pennsylvania	40,894
2,877		Unizan Financial Corp	69,652
1,529		USB Holding Co, Inc	34,861
949		Vineyard National Bancorp	28,043
1,093	*	Virginia Commerce Bancorp	29,598
899		Virginia Financial Group, Inc	32,409
14,337		W Holding Co, Inc	137,062
1,611		Washington Trust Bancorp, Inc	43,803
3,043		WesBanco, Inc	83,683
2,105		West Bancorporation, Inc	38,985
2,000		West Coast Bancorp	50,000
4,254		Westamerica Bancorporation	219,719
880	*	Western Sierra Bancorp	30,307
716		Westfield Financial, Inc	16,826
1,954		Wilshire Bancorp, Inc	29,896
3,042		Wintrust Financial Corp	152,891
800		WSFS Financial Corp	47,112
1,113		Yardville National Bancorp	39,233

		TOTAL DEPOSITORY INSTITUTIONS	15,697,686

EATING AND DRINKING PLACES - 1.36%
2,420		AFC Enterprises	27,927
1,900	*	BJ's Restaurants, Inc	38,817
4,603		Bob Evans Farms, Inc	104,534

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

841	*	Buffalo Wild Wings, Inc	$22,287
2,500	*	California Pizza Kitchen, Inc	73,100
4,572	*	CEC Entertainment, Inc	145,207
7,497		CKE Restaurants, Inc	98,810
1,704	*	Dave & Buster's, Inc	22,748
11,641	*	Denny's Corp	48,310
4,059		Domino's Pizza, Inc	94,656
2,600		IHOP Corp	105,924
4,849	*	Jack in the Box, Inc	145,034
7,121	*	Krispy Kreme Doughnuts, Inc	44,578
2,145		Landry's Restaurants, Inc	62,849
2,300		Lone Star Steakhouse & Saloon, Inc	59,800
3,056	*	Luby's, Inc	39,911
1,125	*	McCormick & Schmick's Seafood Restaurants, Inc	23,760
2,827	*	O'Charleys, Inc	40,454
1,475	*	Papa John's International, Inc	73,927
3,351	*	PF Chang's China Bistro, Inc	150,225
4,500	*	Rare Hospitality International, Inc	115,650
1,826	*	Red Robin Gourmet Burgers, Inc	83,704
8,441		Ruby Tuesday, Inc	183,676
1,200	*	Ruth's Chris Steak House, Inc	22,056
5,536	*	Ryan's Restaurant Group, Inc	64,605
5,396	*	Texas Roadhouse, Inc (Class A)	80,400
3,583	*	The Steak N Shake Co	65,031
5,624		Triarc Cos (Class B)	85,879

		TOTAL EATING AND DRINKING PLACES	2,123,859

EDUCATIONAL SERVICES - 0.40%
11,768	*	Corinthian Colleges, Inc	156,161
7,571	*	DeVry, Inc	144,228
2,300	*	Educate, Inc	34,500
1,100	*	Learning Tree International, Inc	14,520
1,954		Strayer Education, Inc	184,692
2,801	*	Universal Technical Institute, Inc	99,744

		TOTAL EDUCATIONAL SERVICES	633,845

ELECTRIC, GAS, AND SANITARY SERVICES - 3.08%
3,337		Allete, Inc	152,868
1,468		American Ecology Corp	28,802
2,100		American States Water Co	70,266
48,300	*	Aquila, Inc	191,268
6,290		Avista Corp	122,026
4,210		Black Hills Corp	182,588
2,200		California Water Service Group	90,640
73,566	*	Calpine Corp	190,536
1,500		Cascade Natural Gas Corp	32,655
2,401	*	Casella Waste Systems, Inc (Class A)	31,525
1,600		Central Vermont Public Service Corp	28,000
2,055		CH Energy Group, Inc	97,571
1,942	*	Clean Harbors, Inc	65,931
6,500		Cleco Corp	153,270
1,000		Connecticut Water Service, Inc	24,720

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

848		Crosstex Energy, Inc	$54,238
10,038		Duquesne Light Holdings, Inc	172,754
1,898	*	Duratek, Inc	34,695
6,131	*	El Paso Electric Co	127,831
3,269		Empire District Electric Co	74,762
1,000		EnergySouth, Inc	27,590
5,550		Idacorp, Inc	167,222
2,700		Laclede Group, Inc	87,723
885		Markwest Hydrocarbon, Inc	22,125
2,837		Metal Management, Inc	71,918
2,656		MGE Energy, Inc	96,971
1,533		Middlesex Water Co	34,416
3,583		New Jersey Resources Corp	164,746
5,733		Nicor, Inc	240,958
3,600		Northwest Natural Gas Co	133,992
4,541		NorthWestern Corp	137,093
1,000		Ormat Technologies, Inc	22,130
3,811		Otter Tail Corp	117,912
4,967		Peoples Energy Corp	195,600
1,106	*	Pico Holdings, Inc	38,865
94		Piedmont Natural Gas Co, Inc	2,366
6,587	*	Plug Power, Inc	44,792
1,900		Resource America, Inc (Class A)	33,687
15,211	*	Sierra Pacific Resources	225,883
1,000		SJW Corp	48,280
3,600		South Jersey Industries, Inc	104,904
5,000		Southwest Gas Corp	136,950
2,449		Southwest Water Co	35,510
74	b,*	Touch America Holdings, Inc	-
1,900		UIL Holdings Corp	99,389
4,500		Unisource Energy Corp	149,580
6,098	*	Waste Connections, Inc	213,918
717		Waste Industries USA, Inc	9,536
7,755	*	Waste Services, Inc	28,694
6,282		WGL Holdings, Inc	201,841

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	4,821,537

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 7.73%
3,394	*	Actel Corp	49,077
5,638		Acuity Brands, Inc	167,279
14,411	*	Adaptec, Inc	55,194
3,600	*	Advanced Energy Industries, Inc	38,736
9,482	*	Aeroflex, Inc	88,752
11,069		Alliance One International, Inc	39,184
4,230	*	American Superconductor Corp	43,780
5,600	*	AMIS Holdings, Inc	66,416
12,805	*	Amkor Technology, Inc	56,086
40,516	*	Applied Micro Circuits Corp	121,548
1,500		Applied Signal Technology, Inc	28,620
13,362	*	Arris Group, Inc	158,473
5,000	*	Artesyn Technologies, Inc	46,500

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

4,566	*	Atheros Communications, Inc	$44,564
55,255	*	Atmel Corp	113,825
4,800	*	ATMI, Inc	148,800
4,300		Baldor Electric Co	109,005
1,500		Bel Fuse, Inc (Class B)	54,645
5,509	*	Benchmark Electronics, Inc	165,931
9,010	*	Broadwing Corp	44,960
3,451		C&D Technologies, Inc	32,474
1,244	*	Catapult Communications Corp	22,815
6,260	*	C-COR, Inc	42,255
3,162	*	Ceradyne, Inc	115,982
4,912	*	Checkpoint Systems, Inc	116,513
400	*	China Energy Savings Technology, Inc	2,404
74,854	*	Ciena Corp	197,615
1,885	*	Color Kinetics, Inc	28,275
2,745	*	Comtech Telecommunications Corp	113,835
61,915	*	Conexant Systems, Inc	110,828
4,703		CTS Corp	56,906
2,011		Cubic Corp	34,428
4,675	*	Cymer, Inc	146,421
17,013	*	Cypress Semiconductor Corp	256,046
1,281	*	Diodes, Inc	46,449
4,157	*	Ditech Communications Corp	28,018
3,598	*	DSP Group, Inc	92,325
2,156	*	DTS, Inc	36,307
3,685	*	Electro Scientific Industries, Inc	82,397
4,521	*	Emcore Corp	27,669
831	*	EndWave Corp	10,720
3,078	*	Energy Conversion Devices, Inc	138,141
5,899	*	EnerSys	89,488
5,208	*	Evergreen Solar, Inc	48,591
5,343	*	Exar Corp	74,909
15,459	*	Fairchild Semiconductor International, Inc	229,721
26,300	*	Finisar Corp	36,031
2,865		Franklin Electric Co, Inc	118,582
6,127	*	FuelCell Energy, Inc	67,213
32,567	*	Gemstar-TV Guide International, Inc	96,398
3,100	*	Genlyte Group, Inc	149,048
8,147	*	Glenayre Technologies, Inc	29,248
12,800	*	GrafTech International Ltd	69,504
2,800	*	Greatbatch, Inc	76,832
9,505	*	Harmonic, Inc	55,319
3,390		Helix Technology Corp	50,002
7,499	*	Hexcel Corp	137,157
3,300	*	Hutchinson Technology, Inc	86,196
4,392		Imation Corp	188,285
25,496	*	Integrated Device Technology, Inc	273,827
4,692	*	Integrated Silicon Solutions, Inc	39,413
6,923	*	Interdigital Communications Corp	135,968
3,825	*	International DisplayWorks, Inc	22,720
2,700		Inter-Tel, Inc	56,700
4,829	*	InterVoice, Inc	43,509
3,308	*	IXYS Corp	34,932

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

11,300	*	Kemet Corp	$94,694
14,600	*	Lattice Semiconductor Corp	62,488
2,608	*	Leadis Technology, Inc	17,865
1,600	*	Lifeline Systems, Inc	53,488
4,757		Lincoln Electric Holdings, Inc	187,426
3,000	*	Littelfuse, Inc	84,390
2,475		LSI Industries, Inc	47,025
5,352	*	Mattson Technology, Inc	40,194
10,295		Maytag Corp	187,987
17,008	*	McData Corp (Class A)	89,122
1,914	*	Medis Technologies Ltd	34,356
2,797	*	Mercury Computer Systems, Inc	73,421
4,700		Methode Electronics, Inc	54,144
1,567	*	Metrologic Instruments, Inc	28,504
8,260	*	Micrel, Inc	92,760
8,067	*	Microsemi Corp	206,031
7,000	*	Microtune, Inc	43,610
5,447	*	MIPS Technologies, Inc	37,203
3,360	*	Mobility Electronics, Inc	35,818
2,100	*	Monolithic Power Systems, Inc	17,829
4,448	*	Moog, Inc	131,305
13,003	*	MRV Communications, Inc	27,696
1,000	*	Multi-Fineline Electronix, Inc	29,270
600		National Presto Industries, Inc	25,686
1,275	*	Netlogic Microsystems, Inc	27,527
7,487	*	Omnivision Technologies, Inc	94,486
18,235	*	ON Semiconductor Corp	94,275
8,966	*	Openwave Systems, Inc	161,209
12,800	*	Oplink Communications, Inc	19,456
2,330	*	Optical Communication Products, Inc	4,380
2,000	*	OSI Systems, Inc	31,600
2,631		Park Electrochemical Corp	70,116
3,555	*	Pericom Semiconductor Corp	31,426
5,200	*	Photronics, Inc	100,880
5,853	*	Pixelworks, Inc	38,571
6,339		Plantronics, Inc	195,305
5,600	*	Plexus Corp	95,704
3,065	*	PLX Technology, Inc	25,562
23,246	*	PMC - Sierra, Inc	204,797
12,731	*	Polycom, Inc	205,860
2,058	*	Portalplayer, Inc	56,451
900	*	Powell Industries, Inc	19,701
3,794	*	Power Integrations, Inc	82,520
9,609	*	Power-One, Inc	53,234
13,046	*	Powerwave Technologies, Inc	169,468
6,306	*	Quantum Fuel Systems Technologies Worldwide, Inc	25,855
12,987	*	Rambus, Inc	157,143
2,100		Raven Industries, Inc	61,425
81	b,v*	Read-Rite Corp	1
3,200		Regal-Beloit Corp	103,808
23,995	*	RF Micro Devices, Inc	135,572
2,102	*	Rogers Corp	81,347
3,369	*	Seachange International, Inc	21,427
9,551	*	Semtech Corp	157,305

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

4,543	*	Sigmatel, Inc	$91,950
10,439	*	Silicon Image, Inc	92,803
5,596	*	Silicon Laboratories, Inc	170,062
11,095	*	Silicon Storage Technology, Inc	59,691
20,556	*	Skyworks Solutions, Inc	144,303
4,083	*	Spatialight, Inc	17,924
2,397		Spectralink Corp	30,562
2,775	*	Standard Microsystems Corp	83,000
1,300	*	Supertex, Inc	38,987
5,900	*	Symmetricom, Inc	45,666
3,090	*	Synaptics, Inc	58,092
5,364		Technitrol, Inc	82,176
7,397	*	Tekelec	154,967
10,200	*	Terayon Communication Systems, Inc	39,780
5,645	*	Tessera Technologies, Inc	168,842
14,494	*	Transwitch Corp	24,930
3,283	*	Trident Microsystems, Inc	104,432
18,030	*	Triquint Semiconductor, Inc	63,466
5,553	*	TTM Technologies, Inc	39,704
4,528	*	Turnstone Systems, Inc	59
1,800	*	Ulticom, Inc	19,854
1,943	*	Ultralife Batteries, Inc	25,104
2,900	*	Universal Display Corp	32,335
1,805	*	Universal Electronics, Inc	31,208
13,185	*	Utstarcom, Inc	107,721
5,800	*	Valence Technology, Inc	15,718
4,809	*	Varian Semiconductor Equipment Associates, Inc	203,757
2,755	*	Viasat, Inc	70,666
2,600		Vicor Corp	39,390
1,659	*	Virage Logic Corp	12,857
28,275	*	Vitesse Semiconductor Corp	53,157
1,857	*	Volterra Semiconductor Corp	22,785
6,600	*	Westell Technologies, Inc	24,024
14,150	*	Zhone Technologies, Inc	36,932
1,309	*	Zoltek Cos, Inc	17,213
5,595	*	Zoran Corp	80,009

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	12,122,640

ENGINEERING AND MANAGEMENT SERVICES - 3.04%
2,500	*	Advisory Board Co	130,100
13,987	*	Amylin Pharmaceuticals, Inc	486,608
3,800	*	Antigenics, Inc	20,596
9,380	*	Applera Corp (Celera Genomics Group)	113,779
7,800	*	Ariad Pharmaceuticals, Inc	57,954
23,721	*	BearingPoint, Inc	180,042
1,700		CDI Corp	50,218
1,405	*	CRA International, Inc	58,575
6,380	*	CuraGen Corp	31,581
5,587	*	CV Therapeutics, Inc	149,452
7,100	*	deCODE genetics, Inc	59,569
62	b,*	Deltagen, Inc	16
3,911	*	DiamondCluster International, Inc	29,645

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

11,350	*	Digitas, Inc	$128,936
2,800	*	Diversa Corp	16,212
6,440	*	eResearch Technology, Inc	91,384
2,284	*	Essex Corp	49,494
10,678	*	Exelixis, Inc	81,900
1,027	*	Exponent, Inc	32,238
2,403	*	Greenfield Online, Inc	13,072
6,534	*	Harris Interactive, Inc	27,900
900	*	Huron Consulting Group, Inc	24,138
8,272	*	ICOS Corp	228,473
10,614	*	Incyte Corp	49,886
1,515	*	Infrasource Services, Inc	22,043
7,300	*	Isis Pharmaceuticals, Inc	36,865
3,422	*	Keryx Biopharmaceuticals, Inc	53,931
1,200		Landauer, Inc	58,800
1,799	*	LECG Corp	41,377
8,482	*	Lexicon Genetics, Inc	33,758
4,133	*	Lifecell Corp	89,397
3,263	*	Luminex Corp	32,761
2,500		MAXIMUS, Inc	89,375
3,200	*	Maxygen, Inc	26,528
16,077	*	Monogram Biosciences, Inc	37,781
1,226	*	MTC Technologies, Inc	39,208
3,986	*	Myriad Genetics, Inc	87,134
6,338	*	Navigant Consulting, Inc	121,436
2,200	*	Neopharm, Inc	27,280
3,040	*	Neurogen Corp	20,915
2,980	*	Orchid Cellmark, Inc	25,330
3,020	*	Per-Se Technologies, Inc	62,393
6,000	*	PRG-Schultz International, Inc	18,060
4,700	*	Regeneron Pharmaceuticals, Inc	44,603
6,246	*	Resources Connection, Inc	185,069
3,117	*	Rigel Pharmaceuticals, Inc	74,091
7,409	*	Savient Pharmaceuticals, Inc	27,932
3,640	*	Seattle Genetics, Inc	19,110
2,764	*	Senomyx, Inc	47,071
2,326	*	SFBC International, Inc	103,251
10,090	*	Shaw Group, Inc	248,819
1,978	*	Sourcecorp	42,408
4,166	*	Symyx Technologies, Inc	108,816
1,215		Sypris Solutions, Inc	13,049
1,100	*	Tejon Ranch Co	51,700
6,769	*	Telik, Inc	110,741
6,800	*	Tetra Tech, Inc	114,376
2,200	*	Trimeris, Inc	33,748
5,298	*	URS Corp	213,986
900	*	ViaCell, Inc	5,220
3,319	*	Washington Group International, Inc	178,861
4,185		Watson Wyatt & Co Holdings	112,786

		TOTAL ENGINEERING AND MANAGEMENT SERVICES	4,771,777

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

FABRICATED METAL PRODUCTS - 1.07%
1,080		Ameron International Corp	$50,112
2,100		CIRCOR International, Inc	57,645
7,800		Commercial Metals Co	263,172
1,933	*	Commercial Vehicle Group, Inc	40,477
329		Compx International, Inc	5,396
6,771		Crane Co	201,370
427		Dynamic Materials Corp	18,745
2,212	*	Earle M Jorgensen Co	21,080
4,503	*	Global Power Equipment Group, Inc	32,106
3,734	*	Griffon Corp	91,856
1,254		Gulf Island Fabrication, Inc	36,053
9,721	*	Jacuzzi Brands, Inc	78,351
1,039		Lifetime Brands, Inc	27,887
1,900	*	Mobile Mini, Inc	82,365
2,700	*	NCI Building Systems, Inc	110,133
2,900		Silgan Holdings, Inc	96,454
4,700		Simpson Manufacturing Co, Inc	183,958
2,600		Sturm Ruger & Co, Inc	23,920
820		Sun Hydraulics Corp	19,926
8,214	*	Taser International, Inc	50,680
2,280		Valmont Industries, Inc	66,941
1,433	*	Water Pik Technologies, Inc	29,090
3,160		Watts Water Technologies, Inc (Class A)	91,166

		TOTAL FABRICATED METAL PRODUCTS	1,678,883

FOOD AND KINDRED PRODUCTS - 1.04%
2,300		American Italian Pasta Co (Class A)	24,518
1,400	*	Boston Beer Co, Inc (Class A)	35,000
600		Coca-Cola Bottling Co Consolidated	29,364
9,752		Corn Products International, Inc	196,698
7,800	*	Darling International, Inc	27,534
875		Farmer Bros Co	17,666
6,498		Flowers Foods, Inc	177,265
6,544	*	Gold Kist, Inc	127,935
2,014	*	Hansen Natural Corp	94,819
14,696	*	Hercules, Inc	179,585
817		J&J Snack Foods Corp	47,223
3,354		Lancaster Colony Corp	144,222
3,800		Lance, Inc	66,348
1,300	*	M&F Worldwide Corp	20,215
1,000	*	National Beverage Corp	7,760
1,759	*	Peet's Coffee & Tea, Inc	53,860
3,805		Ralcorp Holdings, Inc	159,506
2,260		Sanderson Farms, Inc	83,982
3,157		Tootsie Roll Industries, Inc	100,235
4,400		Topps Co, Inc	36,124

		TOTAL FOOD AND KINDRED PRODUCTS	1,629,859

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

FOOD STORES - 0.30%
200		Arden Group, Inc (Class A)	$15,052
2,300	*	Great Atlantic & Pacific Tea Co, Inc	65,228
1,600		Ingles Markets, Inc (Class A)	25,280
2,143	*	Pantry, Inc	80,084
5,700	*	Pathmark Stores, Inc	64,239
13	b,v*	Penn Traffic Co	-
4,300		Ruddick Corp	99,115
1,900		Weis Markets, Inc	76,019
3,637	*	Wild Oats Markets, Inc	46,772

		TOTAL FOOD STORES	471,789

FURNITURE AND FIXTURES - 0.47%
1,437		Bassett Furniture Industries, Inc	26,757
7,429	*	BE Aerospace, Inc	123,099
4,500		Ethan Allen Interiors, Inc	141,075
6,314		Furniture Brands International, Inc	113,841
1,276		Hooker Furniture Corp	21,207
5,758	*	Interface, Inc (Class A)	47,561
2,901		Kimball International, Inc (Class B)	35,073
6,809		La-Z-Boy, Inc	89,811
4,679	*	Select Comfort Corp	93,486
1,600		Stanley Furniture Co, Inc	41,904

		TOTAL FURNITURE AND FIXTURES	733,814

FURNITURE AND HOMEFURNISHINGS STORES - 0.72%
3,525	*	Bell Microproducts, Inc	35,356
2,575	*	Brookstone, Inc	51,345
2,948	*	Cost Plus, Inc	53,506
1,852	*	Design Within Reach, Inc	16,724
1,557	*	Electronics Boutique Holdings Corp	97,842
5,822	*	GameStop Corp (Class B)	165,287
3,335	*	Guitar Center, Inc	184,125
2,400		Haverty Furniture Cos, Inc	29,352
1,500		Knoll, Inc	27,525
5,836	*	Linens 'n Things, Inc	155,821
3,100		Movie Gallery, Inc	32,209
11,233		Pier 1 Imports, Inc	126,596
4,100	*	Restoration Hardware, Inc	25,912
4,500	*	The Bombay Co, Inc	19,845
2,647	*	Trans World Entertainment Corp	20,885
3,315		Tuesday Morning Corp	85,759

		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	1,128,089

GENERAL BUILDING CONTRACTORS - 0.57%
749	*	Avatar Holdings, Inc	44,371
1,855		Brookfield Homes Corp	103,008
600	*	Comstock Homebuilding Cos, Inc	11,952
2,225		Levitt Corp (Class A)	51,041
1,600		M/I Homes, Inc	86,816
2,700		McGrath RentCorp	76,491
1,180	*	Palm Harbor Homes, Inc	22,927

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

2,350	*	Perini Corp	$42,770
1,816		Technical Olympic USA, Inc	47,507
4,695		Walter Industries, Inc	229,679
4,483	*	WCI Communities, Inc	127,183
350	*	William Lyon Homes, Inc	54,320

		TOTAL GENERAL BUILDING CONTRACTORS	898,065

GENERAL MERCHANDISE STORES - 0.46%
5,739	*	99 Cents Only Stores	53,086
14,773	*	Big Lots, Inc	162,355
888		Bon-Ton Stores, Inc	17,245
3,946	*	Cabela's, Inc	72,488
6,400		Casey's General Stores, Inc	148,480
622	*	Conn's, Inc	17,242
4,997		Fred's, Inc	62,512
2,148	*	Retail Ventures, Inc	23,585
3,800	*	ShopKo Stores, Inc	96,976
3,290		Stein Mart, Inc	66,787

		TOTAL GENERAL MERCHANDISE STORES	720,756

HEALTH SERVICES - 2.00%
1,800	*	Alliance Imaging, Inc	15,390
3,708	*	Allied Healthcare International, Inc	20,950
2,014	*	Amedisys, Inc	78,546
1,465	*	America Service Group, Inc	24,304
971	*	American Dental Partners, Inc	32,936
4,335	*	American Healthways, Inc	183,804
3,668	*	American Retirement Corp	69,068
3,900	*	Amsurg Corp	106,704
6,381	*	Apria Healthcare Group, Inc	203,618
14,252	*	Beverly Enterprises, Inc	174,587
1,303	*	Bio-Reference Labs, Inc	22,529
850	*	Corvel Corp	20,366
4,122	*	Cross Country Healthcare, Inc	76,504
3,510	*	Enzo Biochem, Inc	53,914
2,594	*	Genesis HealthCare Corp	104,590
3,100	*	Gentiva Health Services, Inc	56,172
8,700		Hooper Holmes, Inc	34,191
1,481	*	Horizon Health Corp	40,239
3,800	*	Kindred Healthcare, Inc	113,240
2,675		LCA-Vision, Inc	99,296
3,523	*	Magellan Health Services, Inc	123,833
2,650	*	Matria Healthcare, Inc	100,038
967	*	Medcath Corp	22,966
900		National Healthcare Corp	31,500
11,040	*	Nektar Therapeutics	187,128
5,629	*	OCA, Inc	8,444
4,400	*	Odyssey HealthCare, Inc	74,668
2,700		Option Care, Inc	39,528
5,248	*	PainCare Holdings, Inc	19,680
2,965	*	Pediatrix Medical Group, Inc	227,771
3,297	*	Psychiatric Solutions, Inc	178,796

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

1,549	*	Radiation Therapy Services, Inc	$49,351
2,200	*	RehabCare Group, Inc	45,144
1,100	*	Specialty Laboratories, Inc	14,553
1,724	*	Stereotaxis, Inc	12,775
2,100	*	Sunrise Senior Living, Inc	140,154
2,308	*	Symbion, Inc	59,708
1,446	*	U.S. Physical Therapy, Inc	26,259
5,646	*	United Surgical Partners International, Inc	220,815
1,446	*	VistaCare, Inc (Class A)	20,924

		TOTAL HEALTH SERVICES	3,134,983

HEAVY CONSTRUCTION, EXCEPT BUILDING - 0.11%
4,468		Granite Construction, Inc	170,856

		TOTAL HEAVY CONSTRUCTION, EXCEPT BUILDING	170,856

HOLDING AND OTHER INVESTMENT OFFICES - 7.07%
1,800	*	4Kids Entertainment, Inc	31,302
5,300		Aames Investment Corp	33,284
3,541		Acadia Realty Trust	63,703
3,599		Affordable Residential Communities	36,386
1,032		Agree Realty Corp	29,154
313	*	Alexander's, Inc	84,510
2,760		Alexandria Real Estate Equities, Inc	228,224
2,100		American Campus Communities, Inc	50,442
4,530		American Home Mortgage Investment Corp	137,259
3,300		AMLI Residential Properties Trust	105,831
6,874		Anthracite Capital, Inc	79,601
5,900		Anworth Mortgage Asset Corp	48,793
7,917		Apollo Investment Corp	156,757
1,530		Arbor Realty Trust, Inc	42,993
4,404		Ashford Hospitality Trust, Inc	47,387
2,000		Bedford Property Investors	47,680
2,600		Bimini Mortgage Management, Inc (Class A)	29,380
5,800		BioMed Realty Trust, Inc	143,840
2,438	*	Boykin Lodging Co	30,280
7,200		Brandywine Realty Trust	223,848
5,410		Capital Automotive REIT	209,421
3,332		Capital Lease Funding, Inc	34,486
353		Capital Southwest Corp	30,065
1,502		Capital Trust, Inc	48,304
2,754		Cedar Shopping Centers, Inc	39,850
900		Cherokee, Inc	31,482
5,119		Colonial Properties Trust	227,693
900		Columbia Equity Trust, Inc	13,140
6,650		Commercial Net Lease Realty, Inc	133,000
3,760		Corporate Office Properties Trust	131,412
1,500		Correctional Properties Trust	44,115
5,169		Cousins Properties, Inc	156,207
1,899	*	Criimi MAE, Inc	32,682
2,100		Deerfield Triarc Capital Corp	29,106
2,997		DiamondRock Hospitality Co	35,215
1,445		Digital Realty Trust, Inc	26,010

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

2,900		EastGroup Properties, Inc	$126,875
7,000		ECC Capital Corp	22,820
2,700		Education Realty Trust, Inc	45,090
400	*	Enstar Group, Inc	25,956
3,300		Entertainment Properties Trust	147,279
7,000		Equity Inns, Inc	94,500
2,429		Equity Lifestyle Properties, Inc	109,305
4,700		Equity One, Inc	109,275
4,792		Extra Space Storage, Inc	73,701
6,490	*	FelCor Lodging Trust, Inc	98,323
6,100		Fieldstone Investment Corp	71,126
5,600		First Industrial Realty Trust, Inc	224,280
2,003		First Potomac Realty Trust	51,477
3,800		Gables Residential Trust	165,870
2,200		Getty Realty Corp	63,316
1,600		Gladstone Capital Corp	36,080
4,299		Glenborough Realty Trust, Inc	82,541
4,600		Glimcher Realty Trust	112,562
3,900		GMH Communities Trust	57,213
2,647		Government Properties Trust, Inc	25,941
1,600		Gramercy Capital Corp	38,336
2,076		Harris & Harris Group, Inc	23,044
3,600		Heritage Property Investment Trust	126,000
2,900		Hersha Hospitality Trust	28,797
5,180		Highland Hospitality Corp	53,147
7,000		Highwoods Properties, Inc	206,570
4,124		Home Properties, Inc	161,867
7,271		HomeBanc Corp	56,132
9,603		IMPAC Mortgage Holdings, Inc	117,733
8,561		Inland Real Estate Corp	134,065
5,408		Innkeepers U.S.A. Trust	83,554
5,700		Investors Real Estate Trust	54,150
11,700		iShares Russell 2000 Index Fund	776,763
800		JER Investors Trust, Inc	14,448
3,795		Kilroy Realty Corp	212,634
2,500		Kite Realty Group Trust	37,300
3,800		LaSalle Hotel Properties	130,910
6,800		Lexington Corporate Properties Trust	160,140
2,926		LTC Properties, Inc	62,031
5,293		Luminent Mortgage Capital, Inc	39,962
4,423		Maguire Properties, Inc	132,911
800		Medical Properties Trust, Inc	7,840
11,200	*	MeriStar Hospitality Corp	102,256
10,600		MFA Mortgage Investments, Inc	64,978
2,500		Mid-America Apartment Communities, Inc	116,275
2,900		MortgageIT Holdings, Inc	41,238
3,007		National Health Investors, Inc	83,023
1,077		National Health Realty, Inc	20,904
8,700		Nationwide Health Properties, Inc	202,710
5,800		Newcastle Investment Corp	161,820
2,633		NorthStar Realty Finance Corp	24,724
3,439		Novastar Financial, Inc	113,453
6,548		Omega Healthcare Investors, Inc	91,148
1,134		One Liberty Properties, Inc	22,578

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

2,433		Origen Financial, Inc	$18,418
1,900		Parkway Properties, Inc	89,148
4,720		Pennsylvania Real Estate Investment Trust	199,090
5,200		Post Properties, Inc	193,700
5,864		Prentiss Properties Trust	238,078
2,200		PS Business Parks, Inc	100,760
3,300		RAIT Investment Trust	94,050
1,900		Ramco-Gershenson Properties	55,461
2,528		Redwood Trust, Inc	122,886
1,063	*	Rockville Financial, Inc	14,180
1,500		Saul Centers, Inc	53,985
6,400		Saxon Capital, Inc	75,840
7,600		Senior Housing Properties Trust	144,400
2,251		Sizeler Property Investors, Inc	27,327
2,100		Sovran Self Storage, Inc	102,795
8,600		Spirit Finance Corp	96,750
5,261		Strategic Hotel Capital, Inc	96,066
2,100		Sun Communities, Inc	68,796
3,400		Sunstone Hotel Investors, Inc	82,926
3,564		Tanger Factory Outlet Centers, Inc	99,115
1,300	*	Tarragon Corp	24,128
6,600		Taubman Centers, Inc	209,220
2,300		Town & Country Trust	66,746
7,418		Trustreet Properties, Inc	116,092
1,500		Universal Health Realty Income Trust	49,875
2,600		Urstadt Biddle Properties, Inc (Class A)	39,416
3,700		U-Store-It Trust	74,999
5,500		Washington Real Estate Investment Trust	171,105
3,171		Winston Hotels, Inc	31,710

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	11,076,875

HOTELS AND OTHER LODGING PLACES - 0.69%
3,100		Ameristar Casinos, Inc	64,604
4,546	*	Aztar Corp	140,062
2,545	*	Bluegreen Corp	44,919
5,221	*	Gaylord Entertainment Co	248,781
3,300	*	Great Wolf Resorts, Inc	34,122
1,817	*	Isle of Capri Casinos, Inc	38,847
26,133	*	La Quinta Corp	227,096
3,100	*	Lodgian, Inc	31,775
2,700		Marcus Corp	54,108
1,126	*	Monarch Casino & Resort, Inc	19,131
3,200	*	MTR Gaming Group, Inc	25,632
1,005	*	Outdoor Channel Holdings, Inc	14,834
1,034	*	Riviera Holdings Corp	22,934
3,990	*	Vail Resorts, Inc	114,713

		TOTAL HOTELS AND OTHER LODGING PLACES	1,081,558

INDUSTRIAL MACHINERY AND EQUIPMENT - 4.92%
1,100	*	Aaon, Inc	20,218
3,500		Actuant Corp	163,800
8,342	*	Advanced Digital Information Corp	78,415

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

11,755	*	AGCO Corp	$213,941
949		Alamo Group, Inc	18,809
3,698		Albany International Corp (Class A)	136,345
2,079	*	Astec Industries, Inc	59,023
2,400	*	ASV, Inc	54,360
6,277	*	Asyst Technologies, Inc	29,251
12,888	*	Axcelis Technologies, Inc	67,275
2,134		Black Box Corp	89,543
3,829	*	Blount International, Inc	67,544
6,646		Briggs & Stratton Corp	229,885
34,310	*	Brocade Communications Systems, Inc	139,985
5,997	*	Brooks Automation, Inc	79,940
2,663		Bucyrus International, Inc (Class A)	130,833
1,545		Cascade Corp	75,242
10,911	*	Cirrus Logic, Inc	82,814
2,826		Curtiss-Wright Corp	174,392
5,860	*	Dot Hill Systems Corp	39,438
987	*	Dril-Quip, Inc	47,376
10,706	*	Emulex Corp	216,368
5,326		Engineered Support Systems, Inc	218,579
2,734	*	EnPro Industries, Inc	92,108
15,374	*	Entegris, Inc	173,726
15,575	*	Extreme Networks, Inc	69,309
1,534	*	Fargo Electronics, Inc	26,799
1,535	*	Flanders Corp	18,635
7,100	*	Flowserve Corp	258,085
3,200	*	Gardner Denver, Inc	142,720
32,995	*	Gateway, Inc	89,087
1,236	*	Gehl Co	34,447
2,969	*	Global Imaging Systems, Inc	101,094
1,150		Gorman-Rupp Co	27,658
2,499	*	Hydril	171,531
2,740	*	Intevac, Inc	28,249
1,700	*	Kadant, Inc	34,102
3,700		Kaydon Corp	105,117
4,921		Kennametal, Inc	241,326
3,682	*	Komag, Inc	117,677
6,604	*	Kulicke & Soffa Industries, Inc	47,879
6,543		Lennox International, Inc	179,344
1,600		Lindsay Manufacturing Co	35,216
1,800		Lufkin Industries, Inc	78,390
3,892		Manitowoc Co, Inc	195,573
33,017	*	Maxtor Corp	145,275
362	*	Mestek, Inc	4,474
4,888	*	Micros Systems, Inc	213,850
718	*	Middleby Corp	52,055
3,096	*	Mikohn Gaming Corp	41,146
4,470		Modine Manufacturing Co	163,960
700		Nacco Industries, Inc (Class A)	80,115
4,072	*	Netgear, Inc	97,972
2,303		NN, Inc	27,613
3,646		Nordson Corp	138,657

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

5,279	*	Oil States International, Inc	$191,680
362	*	Omega Flex, Inc	5,788
5,528	*	Palm, Inc	156,608
489	*	PAR Technology Corp	11,247
4,443	*	Paxar Corp	74,865
3,239	*	ProQuest Co	117,252
23,428	*	Quantum Corp	72,393
1,156	*	Rimage Corp	30,831
1,500		Robbins & Myers, Inc	33,720
1,195		Sauer-Danfoss, Inc	23,900
14,852	*	ScanSoft, Inc	79,161
1,700	*	Scansource, Inc	82,858
1,969	*	Semitool, Inc	15,654
1,633		Standex International Corp	42,997
3,747		Stewart & Stevenson Services, Inc	89,366
9,800	b,*	Surebeam Corp (Class A)	20
2,239		Tecumseh Products Co (Class A)	48,183
1,110		Tennant Co	45,488
1,560	*	TurboChef Technologies, Inc	24,320
3,100	*	Ultratech, Inc	48,329
6,330	*	UNOVA, Inc	221,423
3,221	*	VeriFone Holdings, Inc	64,774
2,800		Watsco, Inc	148,708
1,300		Woodward Governor Co	110,565
5,474		York International Corp	306,927

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	7,713,622

INSTRUMENTS AND RELATED PRODUCTS - 5.45%
2,463	*	Abaxis, Inc	32,142
2,593	*	Abiomed, Inc	26,112
1,280	*	ADE Corp	28,774
2,610	*	Advanced Neuromodulation Systems, Inc	123,871
7,888	*	Align Technology, Inc	53,007
8,956	*	American Medical Systems Holdings, Inc	180,463
1,094	*	American Science & Engineering, Inc	71,755
1,759		Analogic Corp	88,671
2,361	*	Anaren, Inc	33,290
400	*	Angiodynamics, Inc	8,400
1,696	*	Animas Corp	26,627
1,258	*	ARGON ST, Inc	36,910
2,771		Arrow International, Inc	78,142
3,092	*	Arthrocare Corp	124,360
2,177	*	Aspect Medical Systems, Inc	64,504
2,337	*	August Technology Corp	24,936
682		Badger Meter, Inc	26,830
1,454		BEI Technologies, Inc	50,875
2,289	*	Bio-Rad Laboratories, Inc (Class A)	125,872
2,255	*	Biosite, Inc	139,494
5,173	*	Bruker BioSciences Corp	22,658
3,343	*	Caliper Life Sciences, Inc	23,501
2,700	*	Candela Corp	26,514
1,373	*	Cantel Medical Corp	28,888
5,535	*	Cepheid, Inc	40,904

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

1,924		CNS, Inc	$50,159
4,116	*	Coherent, Inc	120,516
2,800		Cohu, Inc	66,220
3,758	*	Conmed Corp	104,773
10,985	*	Credence Systems Corp	87,660
2,790	*	Cyberonics, Inc	83,254
1,500		Datascope Corp	46,530
575	*	DexCom, Inc	6,681
2,652	*	Dionex Corp	143,871
2,841	*	DJ Orthopedics, Inc	82,219
3,529		DRS Technologies, Inc	174,191
2,100		EDO Corp	63,063
5,126	*	Encore Medical Corp	24,092
3,400	*	ESCO Technologies, Inc	170,238
3,193	*	Esterline Technologies Corp	120,983
1,650	*	Excel Technology, Inc	42,388
1,451	*	FARO Technologies, Inc	28,280
3,121	*	FEI Co	60,079
4,289	*	Formfactor, Inc	97,875
6,187	*	Fossil, Inc	112,542
1,789	*	Foxhollow Technologies, Inc	85,174
3,356	*	Haemonetics Corp	159,511
4,423	*	HealthTronics, Inc	44,053
1,600	*	Herley Industries, Inc	29,808
2,800	*	Hologic, Inc	161,700
1,782	*	ICU Medical, Inc	51,250
2,451	*	I-Flow Corp	33,603
2,994	*	II-VI, Inc	53,114
4,672	*	Illumina, Inc	59,848
9,102	*	Input/Output, Inc	72,634
2,691	*	Integra LifeSciences Holdings Corp	102,958
3,735	*	Intermagnetics General Corp	104,356
1,579	*	Intralase Corp	23,227
4,501	*	Intuitive Surgical, Inc	329,878
3,988		Invacare Corp	166,180
2,940	*	Ionatron, Inc	29,635
2,200	*	IRIS International, Inc	40,568
1,848	*	Ista Pharmaceuticals, Inc	12,271
3,039	*	Itron, Inc	138,761
4,197	*	Ixia	61,738
1,700		Keithley Instruments, Inc	24,820
1,171	*	Kensey Nash Corp	35,903
9,005	*	Kopin Corp	62,585
3,740	*	Kyphon, Inc	164,336
1,229	*	LaBarge, Inc	15,879
2,500	*	Laserscope	70,450
1,498	*	LeCroy Corp	22,245
10,395	*	Lexar Media, Inc	66,528
8,012	*	LTX Corp	33,811
1,551	*	Measurement Specialties, Inc	32,881
4,193		Mentor Corp	230,657
3,446	*	Merit Medical Systems, Inc	61,132
1,400	*	Micro Therapeutics, Inc	7,826
3,725		Mine Safety Appliances Co	144,157

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

4,103	*	MKS Instruments, Inc	$70,695
2,150	*	Molecular Devices Corp	44,913
2,233		Movado Group, Inc	41,802
2,497		MTS Systems Corp	94,312
6,893	*	Nanogen, Inc	22,127
893	*	Neurometrix, Inc	26,585
4,783	*	Newport Corp	66,627
1,860	*	NuVasive, Inc	34,856
3,061		Oakley, Inc	53,078
1,000	*	OccuLogix, Inc	6,390
2,251	*	Palomar Medical Technologies, Inc	59,044
2,300	*	Photon Dynamics, Inc	44,045
3,173		PolyMedica Corp	110,865
1,920	*	Rofin-Sinar Technologies, Inc	72,941
1,800	*	Rudolph Technologies, Inc	24,246
4,480	*	Sirf Technology Holdings, Inc	134,982
1,441	*	Somanetics Corp	36,025
3,153	*	Sonic Solutions, Inc	67,790
2,000	*	SonoSite, Inc	59,360
4,600	*	Star Scientific, Inc	15,456
8,911		STERIS Corp	211,993
5,155	*	Sybron Dental Specialties, Inc	214,345
1,000	*	Symmetry Medical, Inc	23,700
4,329	*	Teledyne Technologies, Inc	149,221
5,870	*	ThermoGenesis Corp	31,111
6,300	*	Thoratec Corp	111,888
3,649	*	TriPath Imaging, Inc	25,762
1,300	*	United Industrial Corp	46,475
4,207	*	Varian, Inc	144,384
3,400	*	Veeco Instruments, Inc	54,536
4,057	*	Ventana Medical Systems, Inc	154,450
3,999	*	Viasys Healthcare, Inc	99,935
4,030	*	Viisage Technology, Inc	16,725
1,692	*	Vital Images, Inc	37,664
700		Vital Signs, Inc	32,263
700	*	Vnus Medical Technologies, Inc	7,294
3,836	*	Wright Medical Group, Inc	94,672
2,800		X-Rite, Inc	34,720
600		Young Innovations, Inc	22,716
1,400	*	Zoll Medical Corp	36,750

		TOTAL INSTRUMENTS AND RELATED PRODUCTS	8,543,334

INSURANCE AGENTS, BROKERS AND SERVICE - 0.38%
2,200		Clark, Inc	37,026
2,829		Crawford & Co (Class B)	22,151
4,160		Hilb Rogal & Hobbs Co	155,251
2,265	*	LabOne, Inc	98,528
4,525		National Financial Partners Corp	204,259
5,780	*	USI Holdings Corp	75,082

		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	592,297

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

INSURANCE CARRIERS - 2.41%
4,076		21st Century Insurance Group	$65,012
1,200		Affirmative Insurance Holdings, Inc	17,472
4,200		Alfa Corp	70,056
4,300		American Equity Investment Life Holding Co	48,805
1,043	*	American Physicians Capital, Inc	51,243
3,565	*	Argonaut Group, Inc	96,291
1,000		Baldwin & Lyons, Inc (Class B)	25,030
2,195		Bristol West Holdings, Inc	40,059
5,400	*	Centene Corp	135,162
4,352	*	Ceres Group, Inc	24,502
4,008	*	Citizens, Inc	25,731
1,900	*	CNA Surety Corp	27,018
13,763	*	Covanta Holding Corp	184,837
3,625		Delphi Financial Group, Inc (Class A)	169,650
2,193		Direct General Corp	43,268
1,266		Donegal Group, Inc	27,472
689		EMC Insurance Group, Inc	12,436
1,800		FBL Financial Group, Inc (Class A)	53,910
2,308	*	First Acceptance Corp	23,334
1,281	*	Fpic Insurance Group, Inc	46,103
1,102		Great American Financial Resources, Inc	22,040
1,633		Harleysville Group, Inc	39,192
2,800	*	HealthExtras, Inc	59,864
5,500		Horace Mann Educators Corp	108,790
727		Independence Holding Co	13,231
2,680		Infinity Property & Casualty Corp	94,041
500		Kansas City Life Insurance Co	25,585
2,568	*	KMG America Corp	20,544
2,346		LandAmerica Financial Group, Inc	151,669
1,456		Midland Co	52,460
1,388	*	Molina Healthcare, Inc	34,686
500		National Interstate Corp	8,650
300	*	National Western Life Insurance Co (Class A)	63,375
1,199	*	Navigators Group, Inc	44,747
1,480		Odyssey Re Holdings Corp	37,799
8,200		Ohio Casualty Corp	222,384
12,124		Phoenix Cos, Inc	147,913
3,900	*	PMA Capital Corp (Class A)	34,242
2,700		Presidential Life Corp	48,600
3,608	*	ProAssurance Corp	168,385
2,900		RLI Corp	134,154
1,516		Safety Insurance Group, Inc	53,954
982	*	SeaBright Insurance Holdings, Inc	12,707
3,702		Selective Insurance Group, Inc	181,028
1,800		State Auto Financial Corp	56,952
2,161		Stewart Information Services Corp	110,643
2,200		Tower Group, Inc	33,264
1,200	*	Triad Guaranty, Inc	47,064
4,503		UICI	162,108
2,230		United Fire & Casualty Co	100,595
3,300	*	Universal American Financial Corp	75,042

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

2,434	*	WellCare Health Plans, Inc	$90,180
2,057		Zenith National Insurance Corp	128,953

		TOTAL INSURANCE CARRIERS	3,772,232

JUSTICE, PUBLIC ORDER AND SAFETY - 0.15%
5,082	*	Corrections Corp of America	201,755
1,273	*	Geo Group, Inc	33,735

		TOTAL JUSTICE, PUBLIC ORDER AND SAFETY	235,490

LEATHER AND LEATHER PRODUCTS - 0.25%
2,330		Brown Shoe Co, Inc	76,890
2,872	*	Genesco, Inc	106,953
1,676	*	Steven Madden Ltd	38,414
800		Weyco Group, Inc	15,600
7,393		Wolverine World Wide, Inc	155,623

		TOTAL LEATHER AND LEATHER PRODUCTS	393,480

LEGAL SERVICES - 0.12%
5,507	*	FTI Consulting, Inc	139,107
1,216		Pre-Paid Legal Services, Inc	47,059

		TOTAL LEGAL SERVICES	186,166

LUMBER AND WOOD PRODUCTS - 0.26%
1,400		American Woodmark Corp	47,040
9,800	*	Champion Enterprises, Inc	144,844
1,319		Deltic Timber Corp	60,740
900		Skyline Corp	36,576
2,100		Universal Forest Products, Inc	120,372

		TOTAL LUMBER AND WOOD PRODUCTS	409,572

METAL MINING - 0.36%
2,800		Cleveland-Cliffs, Inc	243,908
31,340	*	Coeur d'Alene Mines Corp	132,568
15,411	*	Hecla Mining Co	67,500
2,400		Royal Gold, Inc	64,488
5,275	*	Stillwater Mining Co	48,266

		TOTAL METAL MINING	556,730

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.69%
3,542		Blyth, Inc	78,951
9,997		Callaway Golf Co	150,855
1,684		Charles & Colvard Ltd	42,033
1,927		Daktronics, Inc	46,209
1,127		Escalade, Inc	14,933
11,560	*	Identix, Inc	54,332
3,354	*	Jakks Pacific, Inc	54,435
6,089	*	K2, Inc	69,415

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

4,275	*	Leapfrog Enterprises, Inc	$63,142
1,750		Marine Products Corp	19,303
4,250		Nautilus, Inc	93,798
2,343	*	RC2 Corp	79,100
1,482		Russ Berrie & Co, Inc	20,926
4,680	*	Shuffle Master, Inc	123,692
989	*	Steinway Musical Instruments, Inc	26,060
5,823		Yankee Candle Co, Inc	142,664

		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	1,079,848

MISCELLANEOUS RETAIL - 1.12%
3,526	*	1-800-FLOWERS.COM, Inc (Class A)	24,717
1,900	*	AC Moore Arts & Crafts, Inc	36,442
4,515	*	Alloy, Inc	21,853
2,673		Big 5 Sporting Goods Corp	63,778
551		Blair Corp	20,326
1,902	*	Blue Nile, Inc	60,179
1,300	*	Build-A-Bear Workshop, Inc	28,990
3,854		Cash America International, Inc	79,971
4,577	*	Coldwater Creek, Inc	115,432
9,206	*	Drugstore.com, Inc	34,062
50	b,v*	FAO, Inc	-
4,164	*	GSI Commerce, Inc	82,864
4,306	*	Hibbett Sporting Goods, Inc	95,809
2,700	*	Jill (J.) Group, Inc	42,714
3,956		Longs Drug Stores Corp	169,673
3,098	*	Nutri/System, Inc	77,512
1,400	*	Overstock.com, Inc	53,690
1,600	*	Party City Corp	27,072
7,511	*	Petco Animal Supplies, Inc	158,933
3,193	*	Priceline.com, Inc	61,689
1,700	*	Sharper Image Corp	21,420
3,290	*	Sports Authority, Inc	96,858
2,300	*	Stamps.com, Inc	39,583
1,300	*	Systemax, Inc	9,152
3,630	*	Valuevision International, Inc (Class A)	41,201
3,282		World Fuel Services Corp	106,501
6,576	*	Zale Corp	178,736
378	*	Zumiez, Inc	12,334

		TOTAL MISCELLANEOUS RETAIL	1,761,491

MOTION PICTURES - 0.22%
24,657		Blockbuster, Inc (Class A)	117,121
1,690		Carmike Cinemas, Inc	38,769
6,642	*	Macrovision Corp	126,862
6,600	*	Time Warner Telecom, Inc (Class A)	51,480
703	*	WPT Enterprises, Inc	6,200

		TOTAL MOTION PICTURES	340,432

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

NONDEPOSITORY INSTITUTIONS - 0.90%
2,328	*	Accredited Home Lenders Holding Co	$81,852
8,700		Advance America Cash Advance Centers, Inc	115,275
200		Advanta Corp (Class A)	5,212
2,312		Advanta Corp (Class B)	65,268
2,900		Ares Capital Corp	47,212
1,351		Asta Funding, Inc	41,016
1,774		Beverly Hills Bancorp, Inc	18,201
5,383		CharterMac	110,352
2,091	*	Collegiate Funding Services LLC	30,968
2,624	*	CompuCredit Corp	116,558
1,712		Delta Financial Corp	12,498
11,284		Doral Financial Corp	147,482
1,700	b,*	DVI, Inc	2
6,681	*	E-Loan, Inc	27,993
1,816	*	Encore Capital Group, Inc	32,397
1,520		Federal Agricultural Mortgage Corp (Class C)	36,997
2,238		Financial Federal Corp	89,072
1,592	*	First Cash Financial Services, Inc	41,901
6,458		MCG Capital Corp	108,946
7,677	*	Metris Cos, Inc	112,315
2,196		NGP Capital Resources Co	33,072
4,800	*	Ocwen Financial Corp	33,312
1,700		Technology Investment Capital Corp	26,843
700	*	United PanAm Financial Corp	17,479
2,400	*	World Acceptance Corp	60,984

		TOTAL NONDEPOSITORY INSTITUTIONS	1,413,207

NONMETALLIC MINERALS, EXCEPT FUELS - 0.07%
2,649		AMCOL International Corp	50,516
2,631		Compass Minerals International, Inc	60,513

		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	111,029

OIL AND GAS EXTRACTION - 4.71%
1,586	*	Atlas America, Inc	77,476
2,413	*	ATP Oil & Gas Corp	79,243
1,783	*	Atwood Oceanics, Inc	150,146
2,243		Berry Petroleum Co (Class A)	149,586
1,700	*	Bill Barrett Corp	62,594
1,641	*	Bois d'Arc Energy, Inc	28,242
3,206	*	Brigham Exploration Co	41,197
6,350		Cabot Oil & Gas Corp (Class A)	320,739
5,000	*	Cal Dive International, Inc	317,050
1,665	*	Callon Petroleum Co	34,848
2,688	*	Carrizo Oil & Gas, Inc	78,758
6,160	*	Cheniere Energy, Inc	254,778
10,518	*	Cimarex Energy Co	476,781
700	*	Clayton Williams Energy, Inc	30,240
5,300	*	Comstock Resources, Inc	173,893

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

3,927	*	Delta Petroleum Corp	$81,682
2,145	*	Edge Petroleum Corp	56,607
6,376	*	Encore Acquisition Co	247,708
7,649	*	Endeavour International Corp	38,245
4,367	*	Energy Partners Ltd	136,338
4,559	*	FX Energy, Inc	54,571
8,595	*	Gasco Energy, Inc	57,157
10,600	*	Global Industries Ltd	156,244
1,246	*	Goodrich Petroleum Corp	29,244
24,800	*	Grey Wolf, Inc	209,064
11,614	*	Hanover Compressor Co	160,970
4,761	*	Harvest Natural Resources, Inc	51,086
3,721	*	Houston Exploration Co	250,237
6,359	*	KCS Energy, Inc	175,063
2,700	*	McMoRan Exploration Co	52,488
11,228	*	Meridian Resource Corp	46,821
10,900	*	Newpark Resources, Inc	91,778
3,400	*	Oceaneering International, Inc	181,594
4,389	*	Parallel Petroleum Corp	61,446
12,200	*	Parker Drilling Co	113,094
800	v*	PetroCorp (Escrow)	-
6,529	*	PetroHawk Energy Corp	94,083
2,100	*	Petroleum Development Corp	80,514
5,262	*	Petroquest Energy, Inc	54,935
2,397	*	Pioneer Drilling Co	46,789
3,000	*	Remington Oil & Gas Corp	124,500
1,950		RPC, Inc	50,232
2,326	*	SEACOR Holdings, Inc	168,821
3,262	*	Spinnaker Exploration Co	211,019
7,400		St. Mary Land & Exploration Co	270,840
3,121	*	Stone Energy Corp	190,506
10,060	*	Superior Energy Services	232,285
3,700	*	Swift Energy Co	169,275
5,050	*	Syntroleum Corp	73,528
4,350	*	Tetra Technologies, Inc	135,807
2,704	*	Tipperary Corp	19,928
6,070		Todco	253,180
1,831	*	Toreador Resources Corp	64,817
4,761	*	Transmontaigne, Inc	38,040
3,013	*	Tri-Valley Corp	29,979
4,429	*	Veritas DGC, Inc	162,190
1,700		W&T Offshore, Inc	55,131
2,700	*	Warren Resources, Inc	45,225
3,600	*	W-H Energy Services, Inc	116,712
3,871	*	Whiting Petroleum Corp	169,705

		TOTAL OIL AND GAS EXTRACTION	7,385,049

PAPER AND ALLIED PRODUCTS - 0.77%
7,218		Bowater, Inc	204,053
3,960	*	Buckeye Technologies, Inc	32,155
3,746	*	Caraustar Industries, Inc	41,131
2,422		Chesapeake Corp	44,541

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

5,624		Glatfelter	$79,242
8,265	*	Graphic Packaging Corp	23,142
1,969		Greif, Inc (Class A)	118,337
6,603		Longview Fibre Co	128,692
3,883	*	Mercer International, Inc	32,112
2,024		Neenah Paper, Inc	59,303
5,141	*	Playtex Products, Inc	56,551
3,745		Potlatch Corp	195,189
3,800		Rock-Tenn Co (Class A)	57,380
2,000		Schweitzer-Mauduit International, Inc	44,640
5,700		Wausau Paper Corp	71,307
1,736		Xerium Technologies, Inc	19,929

		TOTAL PAPER AND ALLIED PRODUCTS	1,207,704

PERSONAL SERVICES - 0.36%
1,300		Angelica Corp	23,205
3,291	*	Coinstar, Inc	60,916
2,440		G & K Services, Inc (Class A)	96,112
4,900		Jackson Hewitt Tax Service, Inc	117,159
5,854		Regis Corp	221,398
1,200		Unifirst Corp	42,084

		TOTAL PERSONAL SERVICES	560,874

PETROLEUM AND COAL PRODUCTS - 0.62%
1,100	*	Alon USA Energy, Inc	26,565
2,600		ElkCorp	93,002
7,034		Frontier Oil Corp	311,958
1,731	*	Giant Industries, Inc	101,333
5,400	*	Headwaters, Inc	201,960
2,822		Holly Corp	180,552
2,100		WD-40 Co	55,671

		TOTAL PETROLEUM AND COAL PRODUCTS	971,041

PRIMARY METAL INDUSTRIES - 1.99%
14,400	*	AK Steel Holding Corp	123,408
3,945	*	Aleris International, Inc	108,290
6,057		Belden CDT, Inc	117,688
2,400	*	Brush Engineered Materials, Inc	38,112
3,200		Carpenter Technology Corp	187,552
2,978	*	Century Aluminum Co	66,945
2,886	*	Chaparral Steel Co	72,785
7,113	*	CommScope, Inc	123,339
2,100	*	Encore Wire Corp	34,146
5,100	*	General Cable Corp	85,680
3,096		Gibraltar Industries, Inc	70,806
3,900	*	Lone Star Technologies, Inc	216,801
4,174		Matthews International Corp (Class A)	157,735

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

5,558	*	Maverick Tube Corp	$166,740
4,700		Mueller Industries, Inc	130,519
2,804	*	NS Group, Inc	110,057
4,697	*	Oregon Steel Mills, Inc	131,046
3,244		Quanex Corp	214,818
1,552		Roanoke Electric Steel Corp	31,087
2,800	*	RTI International Metals, Inc	110,180
2,799		Schnitzer Steel Industries, Inc (Class A)	91,163
5,224		Steel Dynamics, Inc	177,407
1,449		Steel Technologies, Inc	37,573
2,283	*	Superior Essex, Inc	41,117
2,986		Texas Industries, Inc	162,438
1,538	*	Titanium Metals Corp	60,843
3,578		Tredegar Corp	46,550
1,102	*	Wheeling-Pittsburgh Corp	18,436
9,018		Worthington Industries, Inc	189,649

		TOTAL PRIMARY METAL INDUSTRIES	3,122,910

PRINTING AND PUBLISHING - 1.25%
3,200		Banta Corp	162,848
4,300		Bowne & Co, Inc	61,447
6,368	*	Cenveo, Inc	66,036
1,500	*	Consolidated Graphics, Inc	64,575
1,275		Courier Corp	47,685
806		CSS Industries, Inc	26,211
3,300		Ennis, Inc	55,440
7,545		Hollinger International, Inc	73,941
3,500		John H Harland Co	155,400
3,597		Journal Communications, Inc	53,595
5,371		Journal Register Co	86,903
2,934	*	Martha Stewart Living Omnimedia, Inc (Class A)	73,409
2,842		Media General, Inc (Class A)	164,864
2,600	*	Playboy Enterprises, Inc (Class B)	36,660
3,847	*	Presstek, Inc	49,934
18,827	*	Primedia, Inc	77,002
12,854		Reader's Digest Association, Inc (Class A)	205,278
1,654		Schawk, Inc	33,063
4,230	*	Scholastic Corp	156,341
2,089		Standard Register Co	31,231
1,488		Thomas Nelson, Inc	27,915
6,480	*	Valassis Communications, Inc	252,590

		TOTAL PRINTING AND PUBLISHING	1,962,368

RAILROAD TRANSPORTATION - 0.34%
4,199		Florida East Coast Industries	190,173
2,945	*	Genesee & Wyoming, Inc (Class A)	93,357
10,554	*	Kansas City Southern Industries, Inc	246,014

		TOTAL RAILROAD TRANSPORTATION	529,544

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

REAL ESTATE - 0.39%
5,116	*	Alderwoods Group, Inc	$83,800
953	*	California Coastal Communities, Inc	33,565
700		Consolidated-Tomoka Land Co	47,600
700	*	Housevalues, Inc	10,010
4,400		Jones Lang LaSalle, Inc	202,664
600		Orleans Homebuilders, Inc	14,784
13,777		Stewart Enterprises, Inc (Class A)	91,342
4,500	*	Trammell Crow Co	111,060
351	*	United Capital Corp	8,234
900	*	ZipRealty, Inc	11,466

		TOTAL REAL ESTATE	614,525

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.65%
1,975	*	Applied Films Corp	41,475
8,335		Cooper Tire & Rubber Co	127,275
1,445	*	Deckers Outdoor Corp	34,767
6,954	*	Jarden Corp	285,601
4,000		Schulman (A.), Inc	71,800
2,800	*	Skechers U.S.A., Inc (Class A)	45,836
4,222		Spartech Corp	82,498
1,984		Titan International, Inc	27,240
1,447	*	Trex Co, Inc	34,728
6,948		Tupperware Corp	158,275
3,946		West Pharmaceutical Services, Inc	117,078

		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	1,026,573

SECURITY AND COMMODITY BROKERS - 0.91%
3,592	*	Archipelago Holdings, Inc	143,141
879		BKF Capital Group, Inc	27,187
3,000		Calamos Asset Management, Inc (Class A)	74,040
1,000		Cohen & Steers, Inc	20,000
968		GAMCO Investors, Inc	44,383
800	*	GFI Group, Inc	32,936
1,573		Greenhill & Co, Inc	65,578
1,559	*	International Securities Exchange, Inc	36,481
5,218	*	Investment Technology Group, Inc	154,453
13,979	*	Knight Capital Group, Inc	116,166
7,023	*	LaBranche & Co, Inc	61,030
2,809	*	MarketAxess Holdings, Inc	38,202
1,135	*	Morningstar, Inc	36,320
5,828	*	Nasdaq Stock Market, Inc	147,740
2,700		optionsXpress Holdings, Inc	51,408
2,678	*	Piper Jaffray Cos	79,965
1,600		Sanders Morris Harris Group, Inc	26,160
1,126	*	Stifel Financial Corp	40,423
1,900		SWS Group, Inc	31,160
200		Value Line, Inc	7,828
9,880		Waddell & Reed Financial, Inc (Class A)	191,277

		TOTAL SECURITY AND COMMODITY BROKERS	1,425,878

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

SOCIAL SERVICES - 0.14%
3,500	*	Bright Horizons Family Solutions, Inc	$134,400
1,251	*	Providence Service Corp	38,268
2,661	*	Res-Care, Inc	40,953

		TOTAL SOCIAL SERVICES	213,621

SPECIAL TRADE CONTRACTORS - 0.47%
4,865	*	AsiaInfo Holdings, Inc	23,595
3,236		Chemed Corp	140,248
5,167	*	Comfort Systems USA, Inc	45,521
6,413	*	Dycom Industries, Inc	129,671
2,000	*	EMCOR Group, Inc	118,600
3,500	*	Insituform Technologies, Inc (Class A)	60,515
1,137	*	Layne Christensen Co	26,776
15,204	*	Quanta Services, Inc	194,003

		TOTAL SPECIAL TRADE CONTRACTORS	738,929

STONE, CLAY, AND GLASS PRODUCTS - 0.41%
3,500		Apogee Enterprises, Inc	59,850
3,210	*	Cabot Microelectronics Corp	94,310
2,589		CARBO Ceramics, Inc	170,848
2,434		Eagle Materials, Inc	295,415
1,836		Libbey, Inc	27,907

		TOTAL STONE, CLAY, AND GLASS PRODUCTS	648,330

TEXTILE MILL PRODUCTS - 0.07%
1,307	*	Dixie Group, Inc	20,834
1,800		Oxford Industries, Inc	81,216

		TOTAL TEXTILE MILL PRODUCTS	102,050

TOBACCO PRODUCTS - 0.13%
3,370		Universal Corp (Virginia)	130,857
3,398		Vector Group Ltd	67,994

		TOTAL TOBACCO PRODUCTS	198,851

TRANSPORTATION BY AIR - 0.68%
7,489	*	ABX Air, Inc	61,410
11,300	*	Airtran Holdings, Inc	143,058
3,500	*	Alaska Air Group, Inc	101,710
8,583	*	Continental Airlines, Inc (Class B)	82,912
16,357	b,*	Delta Air Lines, Inc	12,268
5,100	*	EGL, Inc	138,465
5,700	*	ExpressJet Holdings, Inc	51,129

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

4,837	*	Frontier Airlines, Inc	$47,306
1,482	*	MAIR Holdings, Inc	8,640
3,800	*	Mesa Air Group, Inc	31,350
3,007	*	Offshore Logistics, Inc	111,259
2,681	*	Pinnacle Airlines Corp	17,427
1,964	*	Republic Airways Holdings, Inc	28,105
7,543		Skywest, Inc	202,303
3,266	*	World Air Holdings, Inc	34,620

		TOTAL TRANSPORTATION BY AIR	1,071,962

TRANSPORTATION EQUIPMENT - 1.94%
2,300		A.O. Smith Corp	65,550
4,182	*	AAR Corp	71,847
1,341	*	Accuride Corp	18,519
2,796	*	Aftermarket Technology Corp	51,418
5,494		American Axle & Manufacturing Holdings, Inc	126,802
1,813		Arctic Cat, Inc	37,239
4,433	*	Armor Holdings, Inc	190,663
9,124		ArvinMeritor, Inc	152,553
6,716		Clarcor, Inc	192,884
1,978		Coachmen Industries, Inc	22,727
6,163		Federal Signal Corp	105,326
7,310	*	Fleetwood Enterprises, Inc	89,913
1,118		Freightcar America, Inc	45,592
6,957	*	GenCorp, Inc	129,748
900		Greenbrier Cos, Inc	29,916
2,700	*	Group 1 Automotive, Inc	74,520
5,121	*	Hayes Lemmerz International, Inc	22,942
2,836		Heico Corp	65,795
6,544		JLG Industries, Inc	239,445
1,600	*	K&F Industries Holdings, Inc	26,768
2,914		Kaman Corp (Class A)	59,591
3,385		Monaco Coach Corp	49,895
991		Noble International Ltd	23,943
7,148	*	Orbital Sciences Corp	89,350
1,209	*	R&B, Inc	12,392
835	*	Sequa Corp (Class A)	49,265
1,749		Standard Motor Products, Inc	14,184
2,987		Superior Industries International, Inc	64,280
5,519	*	Tenneco Automotive, Inc	96,638
4,400		Thor Industries, Inc	149,600
5,301		Trinity Industries, Inc	214,637
2,098	*	Triumph Group, Inc	77,983
4,121		Wabash National Corp	81,019
6,138		Westinghouse Air Brake Technologies Corp	167,445
4,278		Winnebago Industries, Inc	123,934

		TOTAL TRANSPORTATION EQUIPMENT	3,034,323

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

TRANSPORTATION SERVICES - 0.38%
2,200		Ambassadors Group, Inc	$49,060
1,410	*	Dynamex, Inc	22,052
5,752		GATX Corp	227,492
2,574	*	HUB Group, Inc	94,492
4,702		Pacer International, Inc	123,945
3,031	*	Pegasus Solutions, Inc	27,218
4,800	*	RailAmerica, Inc	57,120

		TOTAL TRANSPORTATION SERVICES	601,379

TRUCKING AND WAREHOUSING - 0.49%
3,265		Arkansas Best Corp	113,851
1,100	*	Covenant Transport, Inc (Class A)	13,310
4,207		Forward Air Corp	154,986
2,125	*	Frozen Food Express Industries	22,291
5,900		Heartland Express, Inc	120,006
1,254	*	Marten Transport Ltd	31,726
2,387	*	Old Dominion Freight Line	79,941
800	*	P.A.M. Transportation Services, Inc	12,928
2,000	*	SCS Transportation, Inc	31,420
3,255	*	SIRVA, Inc	24,282
1,500	*	U.S. Xpress Enterprises, Inc (Class A)	17,490
700	*	Universal Truckload Services, Inc	13,006
827	*	USA Truck, Inc	20,923
6,454		Werner Enterprises, Inc	111,590

		TOTAL TRUCKING AND WAREHOUSING	767,750

WATER TRANSPORTATION - 0.21%
2,000	*	Gulfmark Offshore, Inc	64,540
1,844	*	Hornbeck Offshore Services, Inc	67,546
2,800	*	Kirby Corp	138,404
1,034		Maritrans, Inc	33,088
4,931	*	Odyssey Marine Exploration, Inc	18,195

		TOTAL WATER TRANSPORTATION	321,773

WHOLESALE TRADE-DURABLE GOODS - 1.99%
1,100	*	1-800 Contacts, Inc	20,625
3,900		Agilysys, Inc	65,676
3,866		Applied Industrial Technologies, Inc	138,712
4,269	*	Aviall, Inc	144,207
2,223		Barnes Group, Inc	79,717
2,200	*	Beacon Roofing Supply, Inc	71,874
1,200		BlueLinx Holdings, Inc	16,128
1,800		Building Material Holding Corp	167,742
1,379	*	Castle (A.M.) & Co	24,133
2,867	*	Digi International, Inc	30,763
2,000	*	Drew Industries, Inc	51,620

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

4,398	*	Genesis Microchip, Inc	$96,536
8,622		Hughes Supply, Inc	281,077
1,712	*	Huttig Building Products, Inc	15,494
14,747		IKON Office Solutions, Inc	147,175
2,100	*	Imagistics International, Inc	87,885
6,214	*	Insight Enterprises, Inc	115,580
1,700	*	Interline Brands, Inc	35,717
2,000	*	Keystone Automotive Industries, Inc	57,620
4,900		Knight Transportation, Inc	119,364
600		Lawson Products, Inc	22,032
1,768	*	LKQ Corp	53,394
2,209	*	Merge Technologies, Inc	37,752
3,539	*	Navarre Corp	20,491
5,200		Owens & Minor, Inc	152,620
7,172		PEP Boys-Manny Moe & Jack	99,260
8,435	*	PSS World Medical, Inc	112,523
3,701		Reliance Steel & Aluminum Co	195,894
3,347		Ryerson Tull, Inc	71,291
514	*	Strattec Security Corp	26,651
22,686	*	Sycamore Networks, Inc	85,526
2,900	*	TBC Corp	100,021
4,479	*	Tyler Technologies, Inc	37,086
16,896	*	Visteon Corp	165,243
4,135	*	WESCO International, Inc	140,052
1,676	*	West Marine, Inc	24,771

		TOTAL WHOLESALE TRADE-DURABLE GOODS	3,112,252

WHOLESALE TRADE-NONDURABLE GOODS - 1.32%
4,284	*	Allscripts Healthcare Solutions, Inc	77,198
4,999	*	BioScrip, Inc	32,494
1,750	*	Central European Distribution Corp	74,533
83	b,*	Daisytek International Corp	-
537	*	Green Mountain Coffee Roasters, Inc	18,677
3,700	*	Hain Celestial Group, Inc	71,780
2,700		Handleman Co	34,101
1,162		Kenneth Cole Productions, Inc (Class A)	31,711
3,200		K-Swiss, Inc (Class A)	94,624
400	*	Maui Land & Pineapple Co, Inc	12,012
2,694	*	Metals USA, Inc	55,119
3,322		Myers Industries, Inc	38,668
1,600		Nash Finch Co	67,504
7,175		Nu Skin Enterprises, Inc (Class A)	136,684
1,463	*	Nuco2, Inc	37,672
6,090	*	Performance Food Group Co	192,200
1,352	*	Perry Ellis International, Inc	29,392
4,655	*	Priority Healthcare Corp (Class B)	129,688
961	*	Provide Commerce, Inc	23,323
3,000	*	School Specialty, Inc	146,340
1,756	*	Smart & Final, Inc	22,723
4,316	*	Source Interlink Cos, Inc	47,735
2,529	*	Spartan Stores, Inc	26,049

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE

4,800		Stride Rite Corp	$61,536
909		The Andersons, Inc	26,616
4,200	*	Tractor Supply Co	191,730
5,302	*	United Natural Foods, Inc	187,479
4,335	*	United Stationers, Inc	207,473

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	2,075,061

		TOTAL COMMON STOCKS	156,424,480
		(Cost $123,499,057)

PRINCIPAL

SHORT-TERM INVESTMENTS - 0.26%
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 0.26%
$ 400,000		Federal Home Loan Bank (FHLB), 3.180%, 10/03/05	400,000

		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES	400,000

		TOTAL SHORT-TERM INVESTMENTS
		(Cost $399,929)	400,000

		TOTAL PORTFOLIO - 100.05%
		(Cost $123,898,986)	156,824,480
		OTHER ASSETS & LIABILITIES, NET - (0.05%)	(71,809)

		NET ASSETS - 100.00%	$156,752,671

	*	Non-income producing
	b	In bankruptcy
	v	Security valued at fair value.

For ease of presentation, we have grouped a number of industry classification categories together in the Statement of Investments.
		Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

		At September 30, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $124,268,524. Net unrealized appreciation of portfolio investments aggregated $32,555,956 of which $39,320,107 related to appreciated portfolio investments and $67,764,151 related to depreciated portfolio investments.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
INTERNATIONAL EQUITY INDEX FUND
SUMMARY OF MARKET VALUES BY COUNTRIES
September 30, 2005

	VALUE	%

UNITED STATES	$653,408	0.27

TOTAL DOMESTIC	653,408	0.27

FOREIGN
AUSTRALIA	12,902,808	5.42
AUSTRIA	1,230,097	0.52
BELGIUM	3,091,024	1.30
DENMARK	1,836,416	0.77
FINLAND	3,449,077	1.45
FRANCE	22,547,337	9.48
GERMANY	16,043,353	6.74
GREECE	1,388,726	0.58
HONG KONG	4,199,437	1.77
IRELAND	1,848,720	0.78
ITALY	9,226,185	3.88
JAPAN	55,897,268	23.50
NETHERLANDS	7,741,619	3.25
NEW ZEALAND	440,036	0.18
NORWAY	1,840,827	0.77
PORTUGAL	679,101	0.29
SINGAPORE	1,885,624	0.79
SPAIN	9,321,725	3.92
SWEDEN	5,633,231	2.37
SWITZERLAND	16,101,579	6.77
UNITED KINGDOM	59,938,248	25.20

TOTAL FOREIGN	237,242,438	99.73

TOTAL PORTFOLIO	$237,895,846	100.00

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
INTERNATIONAL EQUITY INDEX FUND
STATEMENT OF INVESTMENTS
September 30, 2005

SHARES			VALUE

PREFERRED STOCKS - 0.13%
CHEMICALS AND ALLIED PRODUCTS - 0.05%
1,416		Henkel KGaA	$129,184

			129,184

INSTRUMENTS AND RELATED PRODUCTS - 0.01%
197		Fresenius Medical Care AG.	15,557

		TOTAL INSTRUMENTS AND RELATED PRODUCTS	15,557

MOTION PICTURES - 0.01%
1,388		ProSiebenSat.1 Media AG.	24,064

		TOTAL MOTION PICTURES	24,064

TRANSPORTATION EQUIPMENT - 0.06%
188		Porsche AG.	145,007

		TOTAL TRANSPORTATION EQUIPMENT	145,007

		TOTAL PREFERRED STOCKS
		(Cost $261,589)	313,812

COMMON STOCKS - 99.37%
ADMINISTRATION OF ECONOMIC PROGRAMS - 0.00% **
1,477	*	Vector Ltd	3,216

		TOTAL ADMINISTRATION OF ECONOMIC PROGRAMS	3,216

AGRICULTURAL PRODUCTION-CROPS - 0.10%
15,612		Gallaher Group plc	243,049

		TOTAL AGRICULTURAL PRODUCTION-CROPS	243,049

AGRICULTURAL SERVICES - 0.15%
2,548		Syngenta AG.	267,794
4,948		Yara International ASA	89,680

		TOTAL AGRICULTURAL SERVICES	357,474

AMUSEMENT AND RECREATION SERVICES - 0.32%
18,820		EMI Group plc	80,739
1,825		Gamesa Corp Tecnologica S.A.	28,120
548		Lottomatica S.p.A.	20,838
5,000		OPAP S.A.	155,770
1,200		Oriental Land Co Ltd	68,714

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

SHARES		VALUE

1,100	Sankyo Co Ltd (Gunma)	$58,038
1,500	Sega Sammy Holdings, Inc	59,291
12,404	TABCORP Holdings Ltd	163,397
2,121	UNiTAB Ltd	21,218
9,398	William Hill plc	96,930

	TOTAL AMUSEMENT AND RECREATION SERVICES	753,055

APPAREL AND ACCESSORY STORES - 0.26%
597	Douglas Holding AG.	22,745
2,000	Fast Retailing Co Ltd	151,932
11,314	Hennes & Mauritz AB (B Shs)	404,722
400	Shimamura Co Ltd	44,397

	TOTAL APPAREL AND ACCESSORY STORES	623,796

APPAREL AND OTHER TEXTILE PRODUCTS - 0.28%
2,392	Ansell Ltd	20,605
1,300	Aoyama Trading Co Ltd	36,704
3,823	Benetton Group S.p.A.	41,114
26,500	Esprit Holdings Ltd	198,124
9,000	Gunze Ltd	45,341
9,000	Kuraray Co Ltd	79,884
14,000	Mitsubishi Rayon Co Ltd	62,749
4,000	Nisshinbo Industries, Inc	34,727
3,000	Onward Kashiyama Co Ltd	47,644
2,000	Tokyo Style Co Ltd	21,211
24,000	Toyobo Co Ltd	59,291
2,000	Wacoal Holdings Corp	26,487

	TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	673,881

AUTO REPAIR, SERVICES AND PARKING - 0.12%
4,500	Aisin Seiki Co Ltd	127,845
30,000	ComfortDelgro Corp Ltd	26,635
2,500	NOK Corp	74,554
4,000	Sumitomo Rubber Industries, Inc	47,609

	TOTAL AUTO REPAIR, SERVICES AND PARKING	276,643

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.01%
800	Autobacs Seven Co Ltd	31,269

	TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	31,269

BUILDING MATERIALS AND GARDEN SUPPLIES - 0.20%
18,000	Cheung Kong Infrastructure Holdings Ltd	60,095
5,214	Grafton Group plc	52,805
2,721	Travis Perkins plc	68,259
14,043	Wolseley plc	297,873

	TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	479,032

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

SHARES			VALUE

BUSINESS SERVICES - 2.48%
682		Acciona S.A.	$78,320
3,122		Adecco S.A.	143,114
18,803		Aegis Group plc	46,570
500		Aeon Credit Service Co Ltd	36,395
1,300		Asatsu-DK, Inc	40,603
1,356	*	Atos Origin S.A.	96,212
6,814		Autostrade S.p.A.	175,725
1,600	*	Business Objects S.A.	55,074
2,975	*	Cap Gemini S.A.	116,141
300		Capcom Co Ltd	3,309
19,115		Capita Group plc	127,403
4,683		Cintra Concesiones de Infraestructuras de Transporte S.A.	64,534
13,692		Computershare Ltd	69,009
3,267	*	Cookson Group plc	19,073
1,700		CSK Holdings Corp	74,996
1,351		Dassault Systemes S.A.	70,040
2,000		Datacraft Asia Ltd	1,930
45		Dentsu, Inc	127,845
14,635		Deutsche Post AG.	343,366
19		Dolmen Computer Applications	222
600	*	Elpida Memory, Inc	17,575
7,968		First Choice Holidays plc	29,849
400		Fuji Soft ABC, Inc	10,482
2,551		Getronics NV	31,310
6		Goodwill Group, Inc	9,211
27,126		Group 4 Securicor plc	72,583
1,449		Haw Par Corp Ltd	4,460
40,337		Hays plc	87,595
200		Hitachi Software Engineering Co Ltd	3,213
8	*	Index Corp	10,658
3,238		Indra Sistemas S.A.	71,246
704		Intracom S.A.	4,889
3,857		iSOFT Group plc	29,477
300		Itochu Techno-Science Corp	10,508
3,000		Keppel Land Ltd	6,570
2,200		Konami Corp	49,594
17,897		LogicaCMG plc	55,724
800		Meitec Corp	25,622
17,123		Misys plc	61,190
7,100		Namco Bandai Holdings, Inc	118,396
8		NET One Systems Co Ltd	15,740
500		Nomura Research Institute Ltd	57,791
33		NTT Data Corp	127,528
300		Obic Co Ltd	51,085
700		Oracle Corp Japan	30,881
2,489		Public Power Corp	54,976
3,261		Publicis Groupe S.A.	104,109
101		Rakuten, Inc	77,350
1,102		Randstad Holdings NV	42,436
37,524		Rentokil Initial plc	109,699
34,203		Reuters Group plc	226,453
35,044		Sage Group plc	142,902

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

SHARES			VALUE

5,452		SAP AG.	$945,227
5,000		Secom Co Ltd	240,868
7,048		Securitas AB (B Shs)	109,419
2,200		Seiko Epson Corp	56,679
7,902		Serco Group plc	35,857
103		SGS S.A.	79,772
1,975		Tietoenator Oyj	66,553
700		TIS, Inc	14,576
3,650	*	Tiscali S.p.A.	12,696
21,000		Tokyu Corp	111,541
100		Trans Cosmos, Inc	4,676
2,500		Trend Micro, Inc	79,187
5,367		TUI AG.	114,661
30,000		Wharf Holdings Ltd	116,980
5,272		WM-Data AB (B Shs)	14,255
28,241		WPP Group plc	288,276
82	*	Yahoo! Japan Corp	97,671
82		Yahoo! Japan Corp	96,224

		TOTAL BUSINESS SERVICES	5,926,101

CHEMICALS AND ALLIED PRODUCTS - 10.10%
2,792		Air Liquide S.A	515,025
6,479		Akzo Nobel NV	283,320
300		Alfresa Holdings Corp	13,976
31,000		Asahi Kasei Corp	169,578
12,800		Astellas Pharma, Inc	482,230
39,734		AstraZeneca plc	1,852,232
12,899		BASF AG.	971,980
15,665		Bayer AG.	575,850
400		Beiersdorf AG.	46,056
11,904		BOC Group plc	242,815
17,491		Boots Group plc	188,290
6,700		Chugai Pharmaceutical Co Ltd	127,982
4,722		CSL Ltd	138,469
6,000		Daicel Chemical Industries Ltd	38,909
12,000		Dainippon Ink and Chemicals, Inc	39,492
9,000		Denki Kagaku Kogyo KK	32,478
3,610		DSM NV	142,280
6,400		Eisai Co Ltd	273,866
9,305	*	Elan Corp plc	84,139
167		Givaudan S.A.	107,383
142,319		GlaxoSmithKline plc	3,630,619
1,800		Hitachi Chemical Co Ltd	37,639
28,389		Imperial Chemical Industries plc	150,292
2,000		Ishihara Sangyo Kaisha Ltd	4,217
4,200		JSR Corp	87,454
1,000		Kaken Pharmaceutical Co Ltd	7,447
7,000		Kaneka Corp	91,468
5,000		Kansai Paint Co Ltd	31,454
14,000		Kao Corp	345,244
19,500		Kingboard Chemical Holdings Ltd	48,638
700		Kose Corp	23,902

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

SHARES			VALUE

6,000		Kyowa Hakko Kogyo Co Ltd	$46,638
667	*	Lanxess AG.	19,943
901		Lonza Group AG.	53,393
7,250		L'Oreal S.A.	563,355
15,351		Mayne Group Ltd	63,069
2,200		Mediceo Paltac Holdings Co Ltd	35,133
1,095		Merck KGaA	92,453
10,000		Mitsubishi Gas Chemical Co, Inc	66,878
15,000		Mitsui Chemicals, Inc	88,671
4,000		Nippon Kayaku Co Ltd	31,445
3,000		Nippon Shokubai Co Ltd	31,789
5,000		Nissan Chemical Industries Ltd	62,776
57,629		Novartis AG.	2,934,531
5,738		Novo Nordisk a/s (B Shs)	284,596
1,253		Novozymes a/s	64,779
365		Omega Pharma S.A.	20,674
6,548		Orica Ltd	105,008
1,283		Orion Oyj	28,694
3,328	*	Qiagen NV	43,133
14,665		Reckitt Benckiser plc	448,050
16,993		Roche Holding AG. (Genusscheine)	2,369,860
25,648		Sanofi-Aventis	2,125,923
1,600		Santen Pharmaceutical Co Ltd	41,503
3,934		Schering AG.	249,483
2,058	*	SciGen Ltd	74
10,000		Sekisui Chemical Co Ltd	71,378
140		Serono S.A. (B Shs)	92,410
8,600		Shin-Etsu Chemical Co Ltd	375,596
7,000		Shionogi & Co Ltd	95,421
8,000		Shiseido Co Ltd	115,476
24,000		Showa Denko KK	76,866
898	*	SNIA S.p.A.	113
1,513		Solvay S.A.	176,486
1,347	*	Sorin S.p.A.	3,719
4,000		Sumitomo Bakelite Co Ltd	27,457
35,000		Sumitomo Chemical Co Ltd	216,781
1,400		Suzuken Co Ltd	40,515
3,000		Taisho Pharmaceutical Co Ltd	54,129
4,000		Taiyo Nippon Sanso Corp	25,022
21,100		Takeda Pharmaceutical Co Ltd	1,258,479
6,000		Tanabe Seiyaku Co Ltd	60,720
19,000		Teijin Ltd	110,976
31,000		Toray Industries, Inc	165,202
11,000		Tosoh Corp	46,877
15,000		UBE Industries Ltd	40,498
2,087		UCB S.A.	110,511
8,969		Wesfarmers Ltd	274,995
2,509		Zeltia S.A.	18,241
4,000		Zeon Corp	43,762

		TOTAL CHEMICALS AND ALLIED PRODUCTS	24,158,205

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

SHARES			VALUE

COMMUNICATIONS - 6.62%
1,296		Antena 3 de Television S.A.	$23,563
3,880		Belgacom S.A.	131,964
29,381		British Sky Broadcasting plc	291,336
203,064		BT Group plc	798,412
56,763		Cable & Wireless plc	143,600
5,000		COMSYS Holdings Corp	57,967
3,160		Cosmote Mobile Telecommunications S.A.	63,015
66,737		Deutsche Telekom AG.	1,218,187
8,249		Eircom Group plc	19,493
3,437	*	Eircom Group plc	2,445
3,383		Elisa Oyj	58,652
39,228		France Telecom S.A.	1,129,410
9		Fuji Television Network, Inc	20,169
7,000		Fujikura Ltd	42,986
5,237		GN Store Nord	69,379
5,854	*	Hellenic Telecommunications Organization S.A.	117,443
500		Hikari Tsushin, Inc	31,763
34,000	*	Hutchison Telecommunications International Ltd	49,306
1,200		I-CABLE Communications Ltd	348
97,589		ITV plc	195,089
64		KDDI Corp	361,391
3,495	*	Marconi Corp plc	19,662
19,707		Mediaset S.p.A.	233,915
1,909	*	Modern Times Group AB (B Shs)	72,116
126		Nippon Telegraph & Telephone Corp	620,328
424		NTT DoCoMo, Inc	755,673
18,071		Portugal Telecom SGPS S.A.	165,584
1,448		PT Multimedia Servicos de Telecomunicacoes e Multimedia SGPS S.A.	15,363
3,155		Publishing & Broadcasting Ltd	39,706
49,962		Royal KPN NV	449,366
96,714	*	Seat Pagine Gialle S.p.A.	47,807
158,214		Singapore Telecommunications Ltd	229,431
2,130	*	Sky Network Television Ltd	9,098
2,815		Societe Television Francaise 1 (T.F.1)	74,903
666	*	Sogecable S.A.	26,080
552		Swisscom AG.	181,110
2,239		Tandberg ASA	30,028
7,552		Tele2 AB (B Shs)	77,185
46,367		Telecom Corp of New Zealand Ltd	193,548
373,304		Telecom Italia S.p.A.	1,217,450
109,099		Telefonica S.A.	1,791,510
8,341		Telekom Austria AG.	166,432
18,766		Telenor ASA	168,265
6,000		Television Broadcasts Ltd	36,699
44,569		TeliaSonera AB	212,191
50,415		Telstra Corp Ltd	156,693
300		Tokyo Broadcasting System, Inc	6,975
620,000		Vodafone Group plc	1,617,842
91,988		Vodafone Group plc, ADR	2,388,928

		TOTAL COMMUNICATIONS	15,829,806

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

SHARES			VALUE

DEPOSITORY INSTITUTIONS - 17.22%
11,000		77 Bank Ltd	$80,942
42,676		ABN AMRO Holding NV	1,025,445
20,639		Allied Irish Banks plc	440,436
6,588		Alpha Bank S.A.	186,974
7,000	v*	Ashikaga Financial Group, Inc	-
43,470		Australia & New Zealand Banking Group Ltd	796,701
5,495		Banca Antonveneta S.p.A.	173,510
11,421		Banca Fideuram S.p.A.	65,613
96,916		Banca Intesa S.p.A.	453,073
8,428		Banca Intesa S.p.A. (Rnc)	36,784
26,253		Banca Monte dei Paschi di Siena S.p.A.	116,796
32,286	*	Banca Nazionale del Lavoro S.p.A.	103,931
9,394		Banca Popolare di Milano	96,553
8,032		Banche Popolari Unite Scrl	163,559
80,811		Banco Bilbao Vizcaya Argentaria S.A.	1,421,501
5,699		Banco BPI S.A.	25,423
46,571		Banco Comercial Portugues S.A.	129,703
1,750		Banco Espirito Santo S.A.	28,040
8,830		Banco Popolare di Verona e Novara Scrl	167,034
20,275		Banco Popular Espanol S.A.	247,868
144,500		Banco Santander Central Hispano S.A.	1,904,186
876		Bank Austria Creditanstalt AG.	98,211
42,157		Bank of East Asia Ltd	123,356
16,000		Bank of Fukuoka Ltd	115,476
1,325		Bank of Ireland (Dublin)	21,007
23,749		Bank of Ireland (London)	375,092
4,000		Bank of Kyoto Ltd	40,092
28,000	*	Bank of Yokohama Ltd	213,693
157,170		Barclays plc	1,593,224
13,418		Bayerische Hypo-und Vereinsbank AG.	379,199
19,437		BNP Paribas	1,482,215
88,500		BOC Hong Kong Holdings Ltd	177,394
34,242		Capitalia S.p.A.	187,842
17,000		Chiba Bank Ltd	138,442
10,686		Commerzbank AG.	292,457
30,367		Commonwealth Bank of Australia	890,719
15,802		Credit Agricole S.A.	464,861
29,729		Credit Suisse Group	1,321,289
10,414		Danske Bank a/s	319,670
28,000		DBS Group Holdings Ltd	261,853
8,413		Depfa Bank plc	135,411
11,968		Deutsche Bank AG.	1,122,882
13,647		Dexia	308,174
15,814		DNB NOR Holding ASA	163,611
4,482		EFG Eurobank Ergasias S.A.	139,524
2,089		Emporiki Bank of Greece S.A.	61,555
3,165		Erste Bank der Oesterreichischen Sparkassen AG.	169,807
6,000		Fineco S.p.A.	54,652
27,909		Fortis	811,938
11,000		Gunma Bank Ltd	70,655
18,500		Hang Seng Bank Ltd	248,725
27,000		Hokuhoku Financial Group, Inc	101,959

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

SHARES		VALUE

271,116	HSBC Holdings plc	$4,398,221
16,000	Joyo Bank Ltd	97,688
4,365	KBC Groep NV	354,703
133,359	Lloyds TSB Group plc	1,101,772
5,000	Mitsubishi Securities Co	55,938
174	Mitsubishi UFJ Financial Group, Inc	2,287,454
12,000	Mitsui Trust Holdings, Inc	166,437
202	Mizuho Financial Group. Inc	1,286,783
38,532	National Australia Bank Ltd	972,495
6,319	National Bank of Greece S.A.	253,696
9,000	Nishi-Nippon City Bank Ltd	44,706
50,879	Nordea Bank AB (Sweden)	510,136
61,520	Oversea-Chinese Banking Corp	227,582
4,050	Piraeus Bank S.A.	84,962
110	Resona Holdings, Inc	284,366
76,780	Royal Bank of Scotland Group plc	2,185,529
26,365	Sanpaolo IMI S.p.A.	410,688
23,000	Shinsei Bank Ltd	145,094
13,000	Shizuoka Bank Ltd	134,083
11,240	Skandinaviska Enskilda Banken AB (A Shs)	206,491
7,945	Societe Generale (A Shs)	909,516
99	Sumitomo Mitsui Financial Group, Inc	934,621
29,000	Sumitomo Trust & Banking Co Ltd	238,980
12,915	Suncorp-Metway Ltd	194,391
7,000	Suruga Bank Ltd	77,201
12,392	Svenska Handelsbanken AB (A Shs)	287,774
25,919	UBS AG.	2,211,433
105,349	UniCredito Italiano S.p.A	595,696
28,000	United Overseas Bank Ltd	233,679
42,816	Westpac Banking Corp	689,895
5,000	Wing Hang Bank Ltd	36,802

	TOTAL DEPOSITORY INSTITUTIONS	41,167,869

EATING AND DRINKING PLACES - 0.31%
1,907	Autogrill S.p.A.	26,992
51,370	Compass Group plc	187,437
8,328	Enterprise Inns plc	124,126
12,284	Mitchells & Butlers plc	79,375
5,967	Punch Taverns plc	84,450
200	Saizeriya Co Ltd	2,303
1,400	Skylark Co Ltd	20,665
2,274	Sodexho Alliance S.A.	86,115
68	Valora Holding AG.	12,711
7,239	Whitbread plc	121,598

	TOTAL EATING AND DRINKING PLACES	745,772

EDUCATIONAL SERVICES - 0.02%
1,200	Benesse Corp	45,209

	TOTAL EDUCATIONAL SERVICES	45,209

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

SHARES			VALUE

ELECTRIC, GAS, AND SANITARY SERVICES - 5.73%
1,064		Aguas de Barcelona S.A. (A Shs)	$25,900
8,862		Alinta Ltd	80,195
10,884		Australian Gas Light Co Ltd	123,177
88,390		BG Group plc	841,275
4,906		Caltex Australia Ltd	76,878
89,065		Centrica plc	387,610
14,200		Chubu Electric Power Co, Inc	347,044
45,000		CLP Holdings Ltd	268,280
6,998		Contact Energy Ltd	36,878
15,203		E.ON AG.	1,400,924
19,807	*	Edison S.p.A.	44,298
654		Electrabel S.A.	328,803
3,300		Electric Power Development Co	110,349
22,710		Endesa S.A.	609,760
102,584		Enel S.p.A.	886,789
43,629		Energias de Portugal S.A.	122,035
27		Exmar NV	2,604
4,269		Gas Natural SDG S.A.	124,555
4,300		Hokkaido Electric Power Co, Inc	91,623
88,000		Hong Kong & China Gas Ltd	181,496
34,000		Hong Kong Electric Holdings Ltd	169,611
19,338		Iberdrola S.A.	542,071
35,110		International Power plc	154,351
18,500		Kansai Electric Power Co, Inc	408,880
10,519		Kelda Group plc	130,729
2,800		Kurita Water Industries Ltd	50,891
10,000		Kyushu Electric Power Co, Inc	222,781
67,809		National Grid plc	637,592
184		Oest Elektrizitatswirts (A Shs)	64,777
48,000		Osaka Gas Co Ltd	168,131
394		Puma AG. Rudolf Dassler Sport	107,247
10,804		RWE AG.	717,073
20,466		Scottish & Southern Energy plc	372,564
44,440		Scottish Power plc	449,307
8,244		Severn Trent plc	144,532
23,299		Snam Rete Gas S.p.A.	136,239
1,900	*	Sojitz Holdings Corp	10,846
19,456	*	Suez S.A.	9,148
19,456		Suez S.A.(France)	564,144
10,100		Tohoku Electric Power Co, Inc	225,009
27,400		Tokyo Electric Power Co, Inc	693,824
53,000		Tokyo Gas Co Ltd	215,573
3,010		Tomra Systems ASA	21,499
5,083		Union Fenosa S.A.	168,406
20,679		United Utilities plc	239,620
25,556		Vivendi Universal S.A.	836,843
41		West Japan Railway Co	155,188

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	13,707,349

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 5.41%
46,872	*	ABB Ltd	343,928
1,700		Advantest Corp	131,992

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

SHARES			VALUE

392	*	Aixtron AG.	$1,356
29,535	*	Alcatel S.A.	394,546
4,000		Alps Electric Co Ltd	65,043
32,174		ARM Holdings plc	66,880
4,000		ASM Pacific Technology Ltd	19,464
11,524	*	ASML Holding NV	189,791
195		Bang & Olufsen a/s	16,855
197		Barco NV	15,248
10,000	*	Chartered Semiconductor Manufacturing Ltd	6,807
7,361		Electrocomponents plc	31,677
6,778		Electrolux AB (Series B)	159,156
466	*	Epcos AG.	6,107
362,976		Ericsson (LM) (B Shs)	1,328,955
2,400		Fisher & Paykel Appliances Holdings Ltd	5,874
7,700		Fisher & Paykel Healthcare Corp	19,915
300		Fuji Machine Manufacturing Co Ltd	3,597
42,000		Fujitsu Ltd	277,184
19,000		Furukawa Electric Co Ltd	96,391
1,340		Germanos S.A.	21,746
600		Hirose Electric Co Ltd	70,037
7,200	*	Hoya Corp	245,209
2,200		IBIDEN CO LTD	91,812
15,143	*	Infineon Technologies AG.	149,344
35,500		Johnson Electric Holdings Ltd	34,092
12,620		Kesa Electricals plc	56,987
32,563		Koninklijke Philips Electronics NV	868,029
1,371		Kudelski S.A. (Br)	54,287
3,900		Kyocera Corp	271,837
700		Mabuchi Motor Co Ltd	34,586
50,000		Matsushita Electric Industrial Co Ltd	848,332
8,000		Matsushita Electric Works Ltd	79,619
540	*	Micronas Semiconductor Holdings, Inc	23,162
47,000		Mitsubishi Electric Corp	301,473
676		Mobistar S.A.	55,747
5,800		Murata Manufacturing Co Ltd	323,928
46,000		NEC Corp	249,603
700		NEC Electronics Corp	23,346
5,000		NGK Spark Plug Co Ltd	72,569
1,300	*	Nidec Corp	76,504
6,000		Nippon Electric Glass Co Ltd	108,258
3,900		Nitto Denko Corp	219,878
108,970		Nokia Oyj	1,831,433
13,000		Oki Electric Industry Co Ltd	44,274
3,800		Pioneer Corp	54,180
800		Rinnai Corp	18,422
2,500		Rohm Co Ltd	217,267
3,000		Sanken Electric Co Ltd	34,489
37,000		Sanyo Electric Co Ltd	91,406
5,391		Schneider Electric S.A.	427,028
22,000		Sharp Corp	319,111
34,000		Solomon Systech International Ltd	12,272
23,000		Sony Corp	756,926
3,500		Stanley Electric Co Ltd	53,084

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

SHARES			VALUE

15,093		STMicroelectronics NV	$260,397
17,000		Sumitomo Electric Industries Ltd	229,487
1,000		Taiyo Yuden Co Ltd	11,029
1,071	*	Tandberg Television ASA	13,994
2,800		TDK Corp	199,859
28,597		Terna S.p.A.	73,955
6,187		Thomson	129,047
3,800		Tokyo Electron Ltd	202,171
69,000		Toshiba Corp	304,394
189	*	Unaxis Holding AG.	25,112
2,000		Uniden Corp	29,328
6,000		Venture Corp Ltd	51,495
4,400		Yamaha Corp	76,284

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	12,927,595

ENGINEERING AND MANAGEMENT SERVICES - 0.10%
4,837		Downer EDI Ltd	22,310
903	*	Kone Oyj	61,512
15,460		SembCorp Industries Ltd	27,452
44,000		Singapore Technologies Engineering Ltd	66,150
3,959		Vedior NV	56,323

		TOTAL ENGINEERING AND MANAGEMENT SERVICES	233,747

FABRICATED METAL PRODUCTS - 0.42%
20,972		Amcor Ltd	107,462
7,025		Assa Abloy AB (B Shs)	99,519
243		Boehler-Uddeholm AG.	41,013
5,789		European Aeronautic Defence and Space Co	205,896
94		Geberit AG.	68,682
17,529		GKN plc	91,404
9,000		Hitachi Cable Ltd	36,607
5,500		JS Group Corp	93,802
6,000		NHK Spring Co Ltd	44,044
1,200		SMC Corp	159,979
3,800		Toyo Seikan Kaisha Ltd	56,527

		TOTAL FABRICATED METAL PRODUCTS	1,004,935

FOOD AND KINDRED PRODUCTS - 4.03%
15,000		Ajinomoto Co, Inc	158,020
100		Ariake Japan Co Ltd	2,290
9,500		Asahi Breweries Ltd	120,447
49,392		Cadbury Schweppes plc	499,810
239		Carlsberg a/s (Class A)	13,263
539		Carlsberg a/s (Class B)	31,610
2,550		Coca Cola Hellenic Bottling Co S.A.	74,155
12,401		Coca-Cola Amatil Ltd	74,908
2,400		Coca-Cola West Japan Co Ltd	53,785
1,184		Danisco a/s	80,053

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

SHARES			VALUE

1,914		DCC plc	$38,537
74,040		Diageo plc	1,067,521
1,520		Ebro Puleva S.A.	27,306
47,486		Foster's Group Ltd	211,412
1,643		Greencore Group plc	7,151
6,060		Groupe Danone	655,004
6,840		Heineken NV	220,268
220		Hermes International	52,120
2,000		House Foods Corp	30,510
4,342		InBev NV	172,282
900		Ito En Ltd	42,165
32,420		J Sainsbury plc	160,305
2,400		Katokichi Co Ltd	15,733
3,100		Kerry Group plc (Class A)	72,695
3,000		Kikkoman Corp	28,851
18,000		Kirin Brewery Co Ltd	198,518
4,897		Lion Nathan Ltd	31,375
5,838		LVMH Moet Hennessy Louis Vuitton S.A.	482,847
5,000		Meiji Dairies Corp	27,528
7,000		Meiji Seika Kaisha Ltd	36,377
9,807		Nestle S.A.	2,882,958
10,000		Nichirei Corp	41,115
6,000		Nippon Meat Packers, Inc	65,008
3,300		Nisshin Seifun Group, Inc	32,115
2,300		Nissin Food Products Co Ltd	59,966
4,554		Orkla ASA	173,454
3,592	b,v*	Parmalat Finanziaria S.p.A.	-
1,176		Pernod-Ricard S.A.	208,281
900		Q.P. Corp	8,624
3,567	*	Royal Numico NV	156,583
9,418		Sampo Oyj (A Shs)	149,884
6,000		Sapporo Holdings Ltd	31,498
18,117		Scottish & Newcastle plc	148,636
1,853		Singapore Food Industries Ltd	1,239
1,000	*	Snow Brand Milk Products Co Ltd	4,491
1,079		Suedzucker AG.	24,548
4,000		Takara Holdings, Inc	25,234
11,582		Tate & Lyle plc	93,075
2,000		Toyo Suisan Kaisha Ltd	34,198
65,920		Unilever plc	690,385
2,500		Yakult Honsha Co Ltd	63,415
5,000		Yamazaki Baking Co Ltd	43,850

		TOTAL FOOD AND KINDRED PRODUCTS	9,625,403

FOOD STORES - 1.20%
497		Axfood AB	12,345
14,140		Carrefour S.A.	652,593
910		Casino Guichard Perrachon S.A.	64,731
26,335		Coles Myer Ltd	206,336
493		Colruyt S.A.	64,313
1,680		Delhaize Group	99,695
1,200		FamilyMart Co Ltd	36,104

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

SHARES			VALUE

2,653		Jeronimo Martins SGPS S.A.	$38,383
37,042	*	Koninklijke Ahold NV	280,909
1,100		Lawson, Inc	41,539
184,814		Tesco plc	1,011,924
3,000		UNY Co Ltd	39,651
24,889		Woolworths Ltd	316,078

		TOTAL FOOD STORES	2,864,601

FURNITURE AND FIXTURES - 0.05%
22,301		MFI Furniture plc	42,905
758		Neopost S.A.	73,705

		TOTAL FURNITURE AND FIXTURES	116,610

FURNITURE AND HOMEFURNISHINGS STORES - 0.28%
78,000		Hitachi Ltd	494,812
250		Nitori Co Ltd	20,977
800		Shimachu Co Ltd	20,399
8,756	*	Waterford Wedgwood plc (Units)	676
1,700		Yamada Denki Co Ltd	129,442

		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	666,306

GENERAL BUILDING CONTRACTORS - 0.76%
3,000		Allgreen Properties Ltd	2,379
11,077		Amec plc	71,331
5,721		Barratt Developments plc	76,464
4,116		Bellway plc	63,751
2,253		Berkeley Group Holdings plc	34,636
4,750		Bouygues S.A.	221,457
4,000		Chiyoda Corp	73,760
1,600		Daito Trust Construction Co Ltd	70,161
10,000		Daiwa House Industry Co Ltd	131,022
11,641		Fletcher Building Ltd	63,929
9,305		George Wimpey plc	70,455
756		Imerys S.A.	56,283
2,185		Leighton Holdings Ltd	23,777
1,426		NH Hoteles S.A.	22,110
11,000		Nishimatsu Construction Co Ltd	46,100
15,000		Obayashi Corp	103,759
6,540		Persimmon plc	99,270
12,000		Shimizu Corp	78,666
8,877		Skanska AB (B Shs)	131,498
9,000		Sumitomo Realty & Development Co Ltd	133,563
21,000		Taisei Corp	86,527
13,988		Taylor Woodrow plc	80,239
1,360		Titan Cement Co S.A.	45,583
4,000		Toda Corp	20,222

		TOTAL GENERAL BUILDING CONTRACTORS	1,806,942

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

SHARES				VALUE

GENERAL MERCHANDISE STORES - 0.72%			$
15,700		Aeon Co Ltd		315,828
200	*	Daiei, Inc		5,020
7,000		Daimaru, Inc		82,513
39,000		Giordano International Ltd		26,896
8,864	*	Hagemeyer NV		26,183
4,000		Hankyu Department Stores, Inc		31,586
4,200		Isetan Co Ltd		66,998
974		KarstadtQuelle AG.		13,223
1,510		Kesko Oyj (B Shares)		42,018
55,951		Kingfisher plc		213,803
39,460		Marks & Spencer Group plc		261,608
7,600		Marui Co Ltd		128,544
3,476		Metro AG.		171,699
7,000		Mitsukoshi Ltd		33,907
1,605		Pinault-Printemps-Redoute S.A.		168,931
39,584		Sonae SPGS S.A.		67,769
5,000		Takashimaya Co Ltd		63,790
1,000		Warehouse Group Ltd		2,704

		TOTAL GENERAL MERCHANDISE STORES		1,723,020

HEALTH SERVICES - 0.16%
1,252		Capio AB		24,782
475		Coloplast a/s (B Shs)		29,008
7,013		DCA Group Ltd		20,993
492		Elekta AB		22,596
3,800		Fraser and Neave Ltd		38,686
4,265		Getinge AB (B Shs)		59,040
2,593		Intertek Group plc		31,354
200		Nichii Gakkan Co		4,888
31,000		Parkway Holdings Ltd		39,633
5,854		Sonic Healthcare Ltd		69,291
185		Straumann Holding AG.		49,757

		TOTAL HEALTH SERVICES		390,028

HEAVY CONSTRUCTION, EXCEPT BUILDING - 0.72%
5,149		Abertis Infraestructuras S.A.		150,231
5,887		ACS Actividades Cons y Servicios S.A.		172,118
2,619	*	Alstom RGPT		124,725
2,219	*	Autoroutes du Sud de La France		128,818
10,101		Balfour Beatty plc		58,523
7,869		Brisa-Auto Estradas de Portugal S.A.		68,213
1,089		Fomento de Construcciones y Contratas S.A.		65,109
1,504		Grupo Ferrovial S.A.		125,571
678		Hellenic Technodomiki Tev S.A.		3,597
1,418		Hochtief AG.		63,512
600	*	Hopewell Highway Infrastructure Ltd		116
7,000		JGC Corp		128,154
22,000		Kajima Corp		104,817

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

SHARES			VALUE

26,067		Multiplex Group	$60,714
8,000		Okumura Corp	49,056
629		Technical Olympic S.A.	4,232
18,820		Transurban Group	103,478
3,439		Vinci S.A.	297,077

		TOTAL HEAVY CONSTRUCTION, EXCEPT BUILDING	1,708,061

HOLDING AND OTHER INVESTMENT OFFICES - 1.65%
2,000		CapitaCommercial Trust	1,788
17,000		CapitaMall Trust	23,646
922		Castellum AB	34,115
796	*	CFS Gandel Retail Trust	1,073
35,947		CFS Gandel Retail Trust	49,549
22,279		Commonwealth Property Office Fund	21,522
960		Corio NV	55,904
1,375		Fabege AB	24,549
3,867		Great Portland Estates plc	26,561
400		Hakuhodo DY Holdings, Inc	26,575
51,000		Hutchison Whampoa Ltd	527,569
16,822	*	IMMOFINANZ Immobilien Anlagen AG.	163,468
16,703		ING Industrial Fund	30,102
10,200		iShares MSCI EAFE Index Fund	592,620
9		Japan Prime Realty Investment Corp	25,648
9		Japan Real Estate Investment Corp	72,657
5		Japan Retail Fund Investment Corp	40,409
13,700		JFE Holdings, Inc	446,030
16,600		Kiwi Income Property Trust	13,237
11,154		Land Securities Group plc	291,844
8,550		Lend Lease Corp Ltd	91,409
8,073		London Stock Exchange plc	81,407
6,000		Macquarie Communications Infrastructure Group	27,171
51,600		Macquarie Infrastructure Group	158,011
6		Nippon Building Fund, Inc	51,297
509		Nobel Biocare Holding AG.	120,415
20,000		Noble Group Ltd	18,822
6		Nomura Real Estate Office Fund, Inc	44,256
4		NTT Urban Development Corp	20,540
624		PSP Swiss Property AG.	31,460
1,068		Rodamco Europe NV	92,581
90		SBI Holdings, Inc	37,679
2,164		Schroders plc	35,374
19,622		SCOR	40,217
5,800		Softbank Corp	322,393
24,000		Sumitomo Corp	253,679
10,000		Suntec Real Estate Investment Trust	6,807
495		Wereldhave NV	52,608

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	3,954,992

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

SHARES			VALUE

HOTELS AND OTHER LODGING PLACES - 0.30%
4,678		Accor S.A.	$236,994
7,395		Aristocrat Leisure Ltd	66,919
37,805		Hilton Group plc	210,340
740		Hyatt Regency S.A.	9,189
10,845		Intercontinental Hotels Group plc	137,563
1,000		Overseas Union Enterprise Ltd	5,653
24,153		Shangri-La Asia Ltd	39,073
6,530		Sky City Entertainment Group Ltd	21,779

		TOTAL HOTELS AND OTHER LODGING PLACES	727,510

INDUSTRIAL MACHINERY AND EQUIPMENT - 1.58%
11,336		Aggreko plc	46,928
2,262		Alfa Laval AB	41,263
8,000		Amada Co Ltd	63,879
2,000		Amano Corp	31,057
163		Andritz AG.	16,307
8,001		Atlas Copco AB (A Shares)	155,268
4,983		Atlas Copco AB (B Shares)	86,386
450		Creative Technology Ltd	3,329
5,800		Daikin Industries Ltd	155,567
5,000		Dainippon Screen Manufacturing Co Ltd	32,689
45,392		DSG International plc	120,856
799		East Asiatic Co Ltd a/s	59,444
7,000		Ebara Corp	29,831
13,873		FKI plc	27,365
231		FLSmidth & Co a/s (B Shs)	6,456
27,505		Futuris Corp Ltd	44,319
2,000		Glory Ltd	38,821
1,926		Heidelberger Druckmaschinen	66,203
2,400		Hitachi Construction Machinery Co Ltd	45,950
247		Hoganas AB (B Shares)	5,816
40,000		Ishikawajima-Harima Heavy Industries Co Ltd	80,819
866		KCI Konecranes Oyj	40,198
22,000		Komatsu Ltd	300,088
2,000		Komori Corp	35,645
3,000		Koyo Seiko Co Ltd	45,315
24,000		Kubota Corp	166,437
1,991		Linde AG.	147,148
1,940	*	Logitech International S.A.	78,774
3,000		Makita Corp	60,879
13,745		Meggitt plc	78,846
2,435		Metso Oyj	61,974
9,000		Minebea Co Ltd	37,163
73,000		Mitsubishi Heavy Industries Ltd	258,920
400		Mori Seiki Co Ltd	5,417
1,300		Nidec Corp	77,422
11,000		NSK Ltd	60,755
10,000		NTN Corp	59,908
1,869		OCE NV	29,361
5,100		Omron Corp	124,418

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

SHARES			VALUE

613		ProSafe ASA	$23,019
79		Rieter Holding AG.	23,208
4,019		Safran S.A.	87,025
1,000		Sanden Corp	4,553
4,836		Sandvik AB	241,188
2,264		Scania AB	82,013
250		SIG Holding AG.	63,942
9,235		SKF AB	120,671
5,000		Takuma Co Ltd	39,571
8,000		Texwinca Holdings Ltd	5,466
2,400		THK Co Ltd	59,926
3,960	*	Vestas Wind Systems a/s	95,966
1,396		Wartsila Oyj (B Shs)	44,602
277		Wincor Nixdorf AG.	26,717
5,000		Yaskawa Electric Corp	38,336

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	3,783,424

INSTRUMENTS AND RELATED PRODUCTS - 1.74%
19,900		Canon, Inc	1,076,293
5,300		Casio Computer Co Ltd	77,110
2,339		Cie Generale d'Optique Essilor International S.A.	194,299
8,600		Citizen Watch Co Ltd	70,187
2,005		Cochlear Ltd	60,035
4,200		Fanuc Ltd	340,180
1,183		Fresenius Medical Care AG.	108,041
11,700		Fuji Photo Film Co Ltd	386,077
4,180		Gambro AB (A Shs)	63,542
3,832		Gambro AB (B Shs)	58,004
8,451		IMI plc	64,138
94,432	*	Invensys plc	24,224
700		Keyence Corp	176,266
11,000		Konica Minolta Holdings, Inc	100,159
3,256		Luxottica Group S.p.A.	81,181
8,000		Nikon Corp	101,076
233		Nobel Biocare Holding AG. (Stockholm)	54,470
6,000		Olympus Corp	133,139
88,000		PCCW Ltd	57,285
1,579		Phonak Holding AG.	67,912
16,000		Ricoh Co Ltd	250,291
22,367		Smith & Nephew plc	188,351
24,000	*	STATS ChipPAC Ltd	14,774
598		Swatch Group AG. (Br)	82,702
2,290		Swatch Group AG.	65,010
1,096		Synthes, Inc	128,706
2,000		Ushio, Inc	40,674
455	*	William Demant Holding	21,391
4,800		Yokogawa Electric Corp	75,045

		TOTAL INSTRUMENTS AND RELATED PRODUCTS	4,160,562

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

SHARES			VALUE

INSURANCE AGENTS, BROKERS AND SERVICE - 0.01%
1,146		MLP AG.	$24,027

		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	24,027

INSURANCE CARRIERS - 4.47%
10,086		Alleanza Assicurazioni S.p.A	124,885
8,252		Allianz AG.	1,117,673
44,331		AMP Ltd	251,869
22,808		Assicurazioni Generali S.p.A.	721,560
56,420		Aviva plc	621,334
20,754		AXA Asia Pacific Holdings Ltd	77,025
35,352		AXA S.A.	973,490
826		CNP Assurances	55,569
3,892		Corp Mapfre S.A.	67,007
44,132		Friends Provident plc	145,998
45,761		ING Groep NV	1,367,156
37,988		Insurance Australia Group Ltd	158,392
155,024		Legal & General Group plc	311,277
4,991		Liberty International plc	87,854
9,203		Mediolanum S.p.A.	63,300
37		Millea Holdings, Inc	594,142
28,000		Mitsui Sumitomo Insurance Co Ltd	324,616
4,377		Muenchener Rueckver AG.	501,327
1,458		Pohjola Group plc (D Shs)	23,467
56,612		Prudential plc	515,284
18,223		QBE Insurance Group Ltd	259,951
3,494		Resolution plc	38,138
7,195		Riunione Adriatica di Sicurta S.p.A.	164,298
82,257		Royal & Sun Alliance Insurance Group plc	141,155
122		Schindler Holding AG. (Pt Cert)	47,598
24,410		Skandia Forsakrings AB	127,584
20,000		Sompo Japan Insurance, Inc	265,220
5,635		Storebrand ASA	55,276
7,675	*	Swiss Reinsurance Co	506,011
5,450		T&D Holdings, Inc	325,057
784	*	Topdanmark a/s	62,571
2,422	*	Tower Ltd	3,879
3,432		Zurich Financial Services AG.	586,974

		TOTAL INSURANCE CARRIERS	10,686,937

LEATHER AND LEATHER PRODUCTS - 0.01%
11,000		Yue Yuen Industrial Holdings	30,202

		TOTAL LEATHER AND LEATHER PRODUCTS	30,202

LOCAL AND INTERURBAN PASSENGER TRANSIT - 0.53%
38		Central Japan Railway Co	296,383
84		East Japan Railway Co	480,254
14,000		Keio Electric Railway Co Ltd	77,325

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

SHARES			VALUE

6,000		Keisei Electric Railway Co Ltd	$32,980
34,620		MTR Corp	72,518
8,000		SMRT Corp Ltd	4,925
7,264		Veolia Environnement	307,488

		TOTAL LOCAL AND INTERURBAN PASSENGER TRANSIT	1,271,873

LUMBER AND WOOD PRODUCTS - 0.07%
332		Tenon Ltd	967
880		Holmen AB (B Shs)	27,665
11,000		Sekisui House Ltd	135,001

		TOTAL LUMBER AND WOOD PRODUCTS	163,633

METAL MINING - 1.55%
27,726		Alumina Ltd	129,367
87,637		BHP Billiton Ltd	1,489,059
9,703		Iluka Resources Ltd	64,983
6,331		Johnson Matthey plc	132,498
24,000		Mitsubishi Materials Corp	84,913
14,000		Mitsui Mining & Smelting Co Ltd	81,401
7,869		Newcrest Mining Ltd	126,072
11,000		Nippon Light Metal Co Ltd	30,281
3,950		Outokumpu Oyj	52,862
6,771		Rio Tinto Ltd	305,794
25,450		Rio Tinto plc	1,043,647
11,000		Sumitomo Metal Mining Co Ltd	102,100
576		Umicore	63,022

		TOTAL METAL MINING	3,705,999

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.68%
1,300		Aderans Co Ltd	35,557
2,890		Amer Sports Oyj	55,331
33,820		Anglo American plc	1,011,144
3,533		Bulgari S.p.A.	39,870
2,400		Nintendo Co Ltd	280,360
189	*	RHI AG.	5,644
1,500	*	Sega Sammy Holdings, Inc	58,232
1,136		Societe BIC S.A.	67,413
131		Sulzer AG.	66,656

		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	1,620,207

MISCELLANEOUS RETAIL - 0.59%
1,000		Circle K Sunkus Co Ltd	23,954
11,817		Compagnie Financiere Richemont AG. (Units) (A Shs)	469,747
1,116		Folli-Follie S.A.	33,530
23,918		GUS plc	361,568

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

SHARES			VALUE

14,146		HMV Group plc	$51,616
8		Index Corp	10,941
900		Matsumotokiyoshi Co Ltd	29,301
6,213		Next plc	153,001
18,100		Nippon Mining Holdings, Inc	143,727
8,335		Pacific Brands Ltd	18,140
600		Ryohin Keikaku Co Ltd	38,698
41,366		Signet Group plc	75,010

		TOTAL MISCELLANEOUS RETAIL	1,409,233

MOTION PICTURES - 0.06%
799	*	Premiere AG.	22,513
14,873		Rank Group plc	78,541
3,300		Toho Co Ltd	52,409

		TOTAL MOTION PICTURES	153,463

NONDEPOSITORY INSTITUTIONS - 1.76%
1,730		Acom Co Ltd	125,774
33,969		Aegon NV	505,791
1,500		Aiful Corp	125,860
1,916	*	Australian Wealth Management Ltd	1,858
5,722		Cattles plc	30,368
3,800		Credit Saison Co Ltd	166,967
567		D Carnegie AB	7,299
95,719		HBOS plc	1,445,287
500		Hitachi Capital Corp	10,521
3,108		Hypo Real Estate Holding AG.	157,606
11,528		ICAP plc	74,643
6,427		Irish Life & Permanent plc	117,393
5,330		Macquarie Bank Ltd	306,694
11,269		Mediobanca S.p.A.	222,411
2,000		ORIX Corp	361,743
929		Perpetual Trustees Australia Ltd	48,064
2,100		Promise Co Ltd	155,823
6,078		Provident Financial plc	67,419
200		SFCG Co Ltd	51,703
2,378		SFE Corp Ltd	22,772
2,630		Takefuji Corp	205,360

		TOTAL NONDEPOSITORY INSTITUTIONS	4,211,356

NONMETALLIC MINERALS, EXCEPT FUELS - 0.03%
8,000		Dowa Mining Co Ltd	67,196

		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	67,196

OIL AND GAS EXTRACTION - 0.72%
1,648		Groupe Bruxelles Lambert S.A.	161,437
799		IHC Caland NV	66,854

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

SHARES			VALUE

9		INPEX Corp	$69,958
2,786	*	Lundin Petroleum AB	35,323
3,055	*	Neste Oil Oyj	113,555
3,932		OMV AG.	234,234
18,766		Origin Energy Ltd	104,757
909	*	Petroleum Geo-Services ASA	29,049
1,821		Smedvig ASA	44,797
15,656		Statoil ASA	389,942
4,561	*	Stolt Offshore S.A.	52,955
2,065		Technip S.A.	122,591
11,121		Woodside Petroleum Ltd	305,732

		TOTAL OIL AND GAS EXTRACTION	1,731,184

PAPER AND ALLIED PRODUCTS - 0.66%
614		Billerud AB	7,864
2,061		Buhrmann NV	24,973
8,336		Bunzl plc	83,764
15,729		Carter Holt Harvey Ltd	27,484
2,821		De La Rue plc	19,164
282		Mayr-Melnhof Karton AG.	41,139
1,000		Mitsubishi Paper Mills Ltd	1,606
7,000		NGK Insulators Ltd	89,121
24		Nippon Paper Group, Inc	87,030
2,698		Norske Skogindustrier ASA	40,009
2,698	v*	Norske Skogindustrier ASA (Rts)	5,760
20,000		OJI Paper Co Ltd	109,405
15,355		Rexam plc	139,762
14,902		Stora Enso Oyj (R Shs)	205,538
4,639		Svenska Cellulosa AB (B Shs)	162,945
4,642		TDC a/s	250,485
900		Uni-Charm Corp	38,909
12,499		UPM-Kymmene Oyj	250,906

		TOTAL PAPER AND ALLIED PRODUCTS	1,585,864

PERSONAL SERVICES - 0.03%
6,491		Davis Service Group plc	54,947
801		Paddy Power plc	14,148

		TOTAL PERSONAL SERVICES	69,095

PETROLEUM AND COAL PRODUCTS - 8.10%
204,586		BP plc	2,437,620
51,876		BP plc, ADR	3,675,415
62,033		ENI S.p.A.	1,848,063
8,311		Fortum Oyj	167,337
1,915		Hellenic Petroleum S.A.	29,968
31,000		Nippon Oil Corp	274,881
3,395		Norsk Hydro ASA	381,426

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

SHARES			VALUE

15,080		Premier Farnell plc	$40,284
23,022		Repsol YPF S.A.	748,315
100,100		Royal Dutch Shell plc (A Shares)	3,320,381
66,869		Royal Dutch Shell plc (B Shares)	2,316,275
13,954		Santos Ltd	133,306
4,000		Showa Shell Sekiyu KK	54,844
4,000		Teikoku Oil Co Ltd	43,233
9,000		TonenGeneral Sekiyu KK	104,817
13,831		Total S.A.	3,786,971

		TOTAL PETROLEUM AND COAL PRODUCTS	19,363,136

PRIMARY METAL INDUSTRIES - 1.41%
4,391		Acerinox S.A.	61,199
75		Aluminum of Greece S.A.I.C.	1,575
13,748		Arcelor	322,555
639		Bekaert S.A.	52,426
58,822		BHP Billiton plc	953,208
17,022		BlueScope Steel Ltd	124,269
128,732		Corus Group plc	117,286
403	*	Cumerio	7,264
7,000		Daido Steel Co Ltd	45,086
65,000		Kobe Steel Ltd	197,856
147,000		Nippon Steel Corp	552,515
21,000		Nisshin Steel Co Ltd	72,631
296		NKT Holding a/s	12,601
9,474		OneSteel Ltd	27,565
1,450		Rautaruukki Oyj	32,674
1,196		Ssab Svenskt Stal AB (Series A)	36,284
232		Ssab Svenskt Stal AB (Series B)	6,678
12,000		Sumitomo Heavy Industries Ltd	85,230
97,000		Sumitomo Metal Industries Ltd	340,621
8,583		ThyssenKrupp AG.	179,746
3,000		Tokyo Steel Manufacturing Co Ltd	46,718
1,297		Trelleborg AB (B Shs)	21,730
5,647		Viohalco S.A.	38,807
429		Voestalpine AG.	37,850

		TOTAL PRIMARY METAL INDUSTRIES	3,374,374

PRINTING AND PUBLISHING - 1.12%
5,228		APN News & Media Ltd	19,962
5,391		Arnoldo Mondadori Editore S.p.A.	54,175
16,000		Dai Nippon Printing Co Ltd	258,338
7,180		Daily Mail & General Trust	83,834
6,129		Emap plc	89,236
3,769		Eniro AB	44,129
2,999		Gruppo Editoriale L'Espresso S.p.A.	17,021
13,270		Independent News & Media plc	38,878
21,969		John Fairfax Holdings Ltd	76,334
2,855		Lagardere S.C.A.	203,258

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

SHARES			VALUE

2,990		PagesJaunes Groupe S.A.	$81,831
19,128		Pearson plc	223,001
1,323		Promotora de Informaciones S.A. (PRISA)	25,601
16,756		Reed Elsevier NV	231,918
30,359		Reed Elsevier plc	281,699
2,026		Schibsted ASA	63,193
8,000		SCMP Group Ltd	2,991
37,000		Singapore Press Holdings Ltd	101,178
12,365	*	Telecom Italia Media S.p.A.	8,125
6,462		Telefonica Publicidad e Informacion S.A.	55,939
13,000		Toppan Printing Co Ltd	137,295
7,035		Trinity Mirror plc	74,736
6,598		United Business Media plc	64,607
5,745		VNU NV	181,127
6,740		Wolters Kluwer NV	125,792
16,772		Yell Group plc	141,903

		TOTAL PRINTING AND PUBLISHING	2,686,101

RAILROAD TRANSPORTATION - 0.32%
25,068		Brambles Industries Ltd	169,609
17,247		Brambles Industries plc	106,257
9,435		Firstgroup plc	55,082
11,000		Keihin Electric Express Railway Co Ltd	69,199
33,000		Kintetsu Corp	111,805
19,000		Nippon Express Co Ltd	93,877
15,000		Odakyu Electric Railway Co Ltd	81,789
18,000		Tobu Railway Co Ltd	71,943

		TOTAL RAILROAD TRANSPORTATION	759,561

REAL ESTATE - 1.78%
16,275		Ascendas Real Estate Investment Trust	21,096
2,085		Bovis Homes Group plc	22,574
12,351		British Land Co plc	205,501
4,525		Brixton plc	31,240
38,000		CapitaLand Ltd	70,624
18,585		Centro Properties Group (New)	85,155
36,000		Cheung Kong Holdings Ltd	406,510
10,000		City Developments Ltd	55,046
400	*	City Developments Ltd Wts 05/10/06	1,610
136	*	Cofinimmo	21,513
61,026		DB RREEF Trust	63,845
144		Gecina S.A.	17,014
43,267		GPT Group	128,859
5,739		Hammerson plc	94,574
43,000		Hang Lung Properties Ltd	68,454
9,498		Harvey Norman Holdings Ltd	20,309
18,000		Henderson Land Development Co Ltd	89,910
16,000		Hopewell Holdings	42,177
24,179		Hysan Development Co Ltd	60,465

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

SHARES			VALUE

539		Inmobiliaria Colonial S.A.	$32,817
35,528		Investa Property Group	56,704
1,221		IVG Immobilien AG.	25,173
11,500		Kerry Properties Ltd	29,129
550		Klepierre	55,369
2,900		Leopalace21 Corp	70,108
27,833		Macquarie Goodman Group	90,120
7,048	*	Meinl European Land Ltd	125,082
1,187		Metrovacesa S.A.	87,655
20,161		Mirvac Group	62,200
27,000		Mitsubishi Estate Co Ltd	371,149
19,000		Mitsui Fudosan Co Ltd	286,157
55,514		New World Development Ltd	72,991
2,618		Sacyr Vallehermoso S.A.	73,702
1,000		Singapore Land Ltd	3,226
24,371		Sino Land Co	29,687
9,993		Slough Estates plc	94,139
695	*	Stockland	3,248
30,853		Stockland Trust Group	145,135
31,000		Sun Hung Kai Properties Ltd	321,079
6,000		Tokyo Tatemono Co Ltd	48,915
8,000		Tokyu Land Corp	51,738
1,081		Unibail	157,440
4,000		United Overseas Land Ltd	5,540
34,281		Westfield Group	439,802
275	*	Wihlborgs Fastigheter AB	6,457
3,500		Wing Tai Holdings Ltd	3,128

		TOTAL REAL ESTATE	4,254,366

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.48%
1,040		Adidas-Salomon AG.	181,285
16,000		Bridgestone Corp	343,039
3,118		Continental AG.	256,755
3,417		Michelin (C.G.D.E.) (B Shs)	201,371
2,390		Nokian Renkaat Oyj	56,794
67,899		Pirelli & C S.p.A.	72,244
4,000		Sanwa Shutter Corp	24,069
900		Toyoda Gosei Co Ltd	17,152

		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	1,152,709

SECURITY AND COMMODITY BROKERS - 1.63%
13,777		3i Group plc	191,084
17,388		Amvescap plc	113,201
2,446		Australian Stock Exchange Ltd	50,657
2,672		Babcock & Brown Ltd	43,258
6,940		Challenger Financial Services Group Ltd	21,252
2,134		Close Brothers Group plc	31,391
28,000		Daiwa Securities Group, Inc	219,128
2,398		Deutsche Boerse AG.	229,846

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

SHARES		VALUE

8	E*Trade Securities Co Ltd	$35,221
2,037	Euronext NV	89,935
28,000	Hong Kong Exchanges and Clearing Ltd	95,827
35,000	Itochu Corp	241,177
1,500	Jafco Co Ltd	98,332
10,578	Macquarie Airports	26,495
6,978	Man Group plc	204,430
29,000	Marubeni Corp	135,098
2,000	Matsui Securities Co Ltd	24,334
28,200	Mitsubishi Corp	557,332
34,000	Mitsui & Co Ltd	426,275
19,000	Nikko Cordial Corp	220,108
43,100	Nomura Holdings, Inc	669,659
1,300	OMX AB	16,104
10,000	Shinko Securities Co Ltd	37,057
24,000	Singapore Exchange Ltd	35,798
5,000	Toyota Tsusho Corp	91,098

	TOTAL SECURITY AND COMMODITY BROKERS	3,904,097

SPECIAL TRADE CONTRACTORS - 0.05%
21	eAccess Ltd	15,842
4,000	Kinden Corp	34,586
1,461	YIT-Yhtyma Oyj	62,179

	TOTAL SPECIAL TRADE CONTRACTORS	112,607

STONE, CLAY, AND GLASS PRODUCTS - 1.32%
26,000	Asahi Glass Co Ltd	273,213
13,883	Boral Ltd	85,556
13,100	BPB plc	170,570
6,000	Central Glass Co Ltd	34,516
3,359	Cimpor Cimentos de Portugal S.A.	18,588
7,314	Compagnie de Saint-Gobain	422,035
11,854	CRH plc	322,280
5,256	CRH plc (Ireland)	142,897
21,849	CSR Ltd	51,723
17,412	Hanson plc	181,279
4,384	Holcim Ltd	292,267
2,400	Hoya Corp	79,831
1,204	Italcementi S.p.A.	18,900
10,948	James Hardie Industries NV	74,826
4,074	Lafarge S.A. (Br)	359,545
10,000	Nippon Sheet Glass Co Ltd	45,086
33,210	Pilkington plc	81,665
22,433	Rinker Group Ltd	284,031
9,000	Sumitomo Osaka Cement Co Ltd	28,745
21,000	Taiheiyo Cement Corp	78,560
6,000	Toto Ltd	47,644
1,502	Wienerberger AG.	59,379

	TOTAL STONE, CLAY, AND GLASS PRODUCTS	3,153,136

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

SHARES			VALUE

TOBACCO PRODUCTS - 0.26%
6,412		Altadis S.A.	$288,121
21		Japan Tobacco, Inc	331,657

		TOTAL TOBACCO PRODUCTS	619,778

TRANSPORTATION BY AIR - 0.63%
2,888		Air France-KLM	48,433
20,000		All Nippon Airways Co Ltd	62,114
23,736		Auckland International Airport Ltd	37,525
25,525		BAA plc	281,775
12,904	*	British Airways plc	66,830
36,000		Cathay Pacific Airways Ltd	64,039
5,456		Deutsche Lufthansa AG.	72,556
100		Flughafen Wien AG.	6,752
7,812		Iberia Lineas Aereas de Espana	19,967
11,000		Japan Airlines Corp	29,213
1	v*	KLM (Royal Dutch Airlines) NV	13
89		Kobenhavns Lufthavne a/s	22,330
22,504		Qantas Airways Ltd	57,914
527	*	Ryanair Holdings plc, ADR	23,994
20,992		SABMiller plc	408,135
688	*	SAS AB	7,343
13,000		Singapore Airlines Ltd	89,257
22,000		Swire Pacific Ltd (A Shs)	202,623

		TOTAL TRANSPORTATION BY AIR	1,500,813

TRANSPORTATION EQUIPMENT - 4.92%
76,504		BAE Systems plc	464,904
10,754		BBA Group plc	56,456
26,596		Cobham plc	74,458
20,454		DaimlerChrysler AG.	1,088,509
1,054		DaimlerChrysler AG. (U.S.)	55,988
12,800		Denso Corp	371,555
509		DSV a/s	54,274
11,447	*	Fiat S.p.A.	102,680
7,037		Finmeccanica S.p.A.	140,092
7,000		Hino Motors Ltd	47,556
19,000		Honda Motor Co Ltd	1,076,231
4,834		Jardine Cycle & Carriage Ltd	31,759
30,000		Kawasaki Heavy Industries Ltd	75,966
14,000		Keppel Corp Ltd	105,238
210	*	Kvaerner ASA	6,759
3,359		MAN AG.	172,845
27,000		Mitsui Engineering & Shipbuilding Co Ltd	64,320
54,800		Nissan Motor Co Ltd	626,617
3,766		Peugeot S.A.	256,537
4,414		Renault S.A.	419,353
36,565		Rolls-Royce Group plc	241,607
4,000		SembCorp Marine Ltd	7,079

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

SHARES			VALUE

1,800		Shimano, Inc	$48,597
19,533		Siemens AG.	1,509,553
13,406		Smiths Group plc	227,442
1,843		Thales S.A.	85,836
18,442		Tomkins plc	94,288
4,600		Toyota Industries Corp	153,009
68,800		Toyota Motor Corp	3,156,520
1,661		Valeo S.A.	69,249
7,297		Volkswagen AG.	450,439
7,659		Volvo AB (B Shs)	334,420
4,300		Yamaha Motor Co Ltd	88,967

		TOTAL TRANSPORTATION EQUIPMENT	11,759,103

TRANSPORTATION SERVICES - 0.17%
179	*	Aker ASA	5,350
6,776		Arriva plc	70,426
631	*	Cargotec Corp	19,080
47		Kuoni Reisen Holding	18,920
4,446		National Express Group plc	66,070
15,498		Patrick Corp Ltd	81,544
240		Ship Finance International Ltd	4,800
403	*	Societe des Autoroutes du Nord et de l'Est de la France	25,241
30,635		Stagecoach Group plc	60,564
5,866		Toll Holdings Ltd	62,266

		TOTAL TRANSPORTATION SERVICES	414,261

TRUCKING AND WAREHOUSING - 0.18%
1,000		Mitsubishi Logistics Corp	11,814
2,000		Seino Holdings Corp	18,299
12,000		Singapore Post Ltd	8,594
676		Stolt-Nielsen S.A.	27,095
9,157		TNT NV	228,200
8,000		Yamato Transport Co Ltd	131,710

		TOTAL TRUCKING AND WAREHOUSING	425,712

WATER TRANSPORTATION - 0.64%
29		AP Moller - Maersk a/s	297,042
7,380		Associated British Ports Holdings plc	68,576
569		Attica Holdings S.A.	2,051
4,062		Carnival plc	210,624
310		Compagnie Maritime Belge S.A.	10,813
26,000		Cosco Corp Singapore Ltd	39,088
255		D/S Torm a/s	14,646
377		Euronav NV	12,409
6,185		Exel plc	134,257
1,248		Frontline Ltd	55,664
8,000		Kamigumi Co Ltd	63,879

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

SHARES			VALUE

12,000		Kawasaki Kisen Kaisha Ltd	$86,713
26,000		Mitsui OSK Lines Ltd	208,064
26,000		Nippon Yusen Kabushiki Kaisha	174,572
21,341		Peninsular and Oriental Steam Navigation Co	126,100
1,027		Uponor Oyj	23,835

		TOTAL WATER TRANSPORTATION	1,528,333

WHOLESALE TRADE-DURABLE GOODS - 0.25%
2,302		AGFA-Gevaert NV	55,647
1,000		Anritsu Corp	5,409
3,000		Canon Sales Co, Inc	61,673
222		D'ieteren S.A.	53,129
3,619		Filtrona plc	17,543
9,000		Fuji Electric Holdings Co Ltd	35,892
1,920		Kingspan Group plc	24,769
600		Mitsumi Electric Co Ltd	6,098
330		MJ Maillis S.A.	1,488
3,300		Orient Overseas International Ltd	12,336
400		Sanrio Co Ltd	3,875
1,678		SembCorp Logistics Ltd	1,639
8,322		SSL International plc	39,677
22,000		Techtronic Industries Co	56,292
4,000		Terumo Corp	128,816
390		USS Co Ltd	27,734
908		Zodiac S.A.	53,751

		TOTAL WHOLESALE TRADE-DURABLE GOODS	585,768

WHOLESALE TRADE-NONDURABLE GOODS - 1.90%
5,974		Alliance Unichem plc	91,577
1,673		Altana AG.	93,954
5,364		Billabong International Ltd	53,456
38,247		British American Tobacco plc	805,864
792		Celesio AG.	69,563
1,604		Ciba Specialty Chemicals AG.	94,990
5,485		Clariant AG.	79,132
15,890		Daiichi Sankyo Co Ltd	325,960
7,433		Fyffes plc	22,762
1,177		H Lundbeck a/s	29,997
1,867	*	Iaws Group plc	27,124
17,356		Imperial Tobacco Group plc	498,641
1,803		Inchcape plc	69,822
5,200		Inditex S.A.	153,098
2,000		Kokuyo Co Ltd	27,669
45,000		Li & Fung Ltd	104,122
24,000	v*	Mitsubishi Chemical Holdings Corp	157,967
1,728		Oriflame Cosmetics S.A. (SDR)	50,412
7,435		PaperlinX Ltd	17,942
18,280		Seven & I Holdings Co Ltd	606,430
8,022		Swedish Match AB	96,000

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

SHARES			VALUE

6,000		Tokuyama Corp	$58,867
14,122		Unilever NV	1,007,099

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	4,542,448

		TOTAL COMMON STOCKS
		(Cost $191,999,326)	237,582,034

		TOTAL PORTFOLIO - 99.50%
		(Cost $192,260,915)	237,895,846
		OTHER ASSETS & LIABILITIES, NET - 0.50%	1,204,484

		NET ASSETS - 100.00%	$239,100,330

	*	Non-income producing
	**	Percentage represents less than 0.01%
	b	In bankruptcy
	v	Security valued at fair value.

	ABBREVIATION:
	ADR - American Depositary Receipt

		For ease of presentation, we have grouped a number of industry classification categories together in the Statement of Investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

		At September 30, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $192,843,467. Net unrealized appreciation of portfolio investments aggregated $45,052,379 of which $46,739,185 related to appreciated portfolio investments and $1,686,806 related to depreciated portfolio investments.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Real Estate Securities Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
REAL ESTATE SECURITIES FUND
STATEMENT OF INVESTMENTS
September 30, 2005

SHARES			VALUE

COMMON STOCKS - 98.59%
HOLDING AND OTHER INVESTMENT OFFICES - 87.12%
553,200		Affordable Residential Communities	$5,592,852
86,600		AMB Property Corp	3,888,340
60,000		American Campus Communities, Inc	1,441,200
700,000		American Financial Realty Trust	9,940,000
48,082		American Land Lease, Inc	1,141,948
380,000		Archstone-Smith Trust	15,150,600
43,994		Ashford Hospitality Trust, Inc	473,375
88,155		AvalonBay Communities, Inc	7,554,884
525,000		Bimini Mortgage Management, Inc (Class A)	5,932,500
90,000		BioMed Realty Trust, Inc	2,232,000
170,000		BNP Residential Properties, Inc	2,439,500
170,000		Boston Properties, Inc	12,053,000
80,000		BRE Properties, Inc (Class A)	3,560,000
85,164		Capital Lease Funding, Inc	881,447
125,000		CarrAmerica Realty Corp	4,493,750
250,000	f,v*	CBRE Realty Finance, Inc	3,750,000
140,000		Cedar Shopping Centers, Inc	2,025,800
50,000		Centerpoint Properties Trust	2,240,000
70,000		Colonial Properties Trust	3,113,600
311,312		Columbia Equity Trust, Inc	4,545,155
117,414		Corporate Office Properties Trust	4,103,619
105,000	f,v	Crystal River Capital, Inc	2,625,000
850,000		Deerfield Triarc Capital Corp	11,781,000
175,000	v*	Deerfield Triarc Capital Corp	2,425,500
200,000		Developers Diversified Realty Corp	9,340,000
565,000		DiamondRock Hospitality Co	6,638,750
175,000	v	DiamondRock Hospitality Co	2,056,250
130,000		Duke Realty Corp	4,404,400
28,326		EastGroup Properties, Inc	1,239,263
1,273,283		ECC Capital Corp	4,150,903
500,000		Education Realty Trust, Inc	8,350,000
50,000		Equity One, Inc	1,162,500
290,631		Equity Residential	11,000,383
50,000		Essex Property Trust, Inc	4,500,000
674,909		Extra Space Storage, Inc	10,380,100
79,000		Federal Realty Investment Trust	4,813,470
400,000		Feldman Mall Properties, Inc	5,200,000
255,897		General Growth Properties, Inc	11,497,452
500,000		GMH Communities Trust	7,335,000
87,388		Gramercy Capital Corp	2,093,816
400,000	v*	Gramercy Capital Corp (Unregistered)	9,584,000
140,000	f,v*	GSC Capital Corp	3,500,000
345,000		Hersha Hospitality Trust	3,425,850
517,000		Highland Hospitality Corp	5,304,420
55,000		Home Properties, Inc	2,158,750
482,500		HomeBanc Corp	3,724,900
679,000		Host Marriott Corp	11,475,100
64,986		Innkeepers U.S.A. Trust	1,004,034
100,000		iStar Financial, Inc	4,043,000
175,000	v*	JER Investors Trust, Inc	3,160,500
250,000		JER Investors Trust, Inc	4,515,000

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Real Estate Securities Fund

SHARES			VALUE

376,000		Kimco Realty Corp	$11,813,920
150,000		Kite Realty Group Trust	2,238,000
87,500	v*	KKR Financial Corp	1,946,000
448,000		KKR Financial Corp	9,963,520
60,000		LaSalle Hotel Properties	2,067,000
100,000		Lexington Corporate Properties Trust	2,355,000
28,000		Liberty Property Trust	1,191,120
694,299		LTC Properties, Inc	14,719,139
80,000		Macerich Co	5,195,200
74,000		Mack-Cali Realty Corp	3,325,560
600,000		Medical Properties Trust, Inc	5,880,000
105,000		Mills Corp	5,783,400
570,000		Monmouth REIT (Class A)	4,668,300
237,318		MortgageIT Holdings, Inc	3,374,662
200,000		New Plan Excel Realty Trust	4,590,000
150,000		Newcastle Investment Corp	4,185,000
25,086		NorthStar Realty Finance Corp	235,558
141,512		Novastar Financial, Inc	4,668,481
220,000	v*	Origen Financial Co	2,200,000
75,000		Pan Pacific Retail Properties, Inc	4,942,500
112,000		Parkway Properties, Inc	5,255,040
220,000	f,v*	People's Choice Financial Corp	2,200,000
75,000		Prentiss Properties Trust	3,045,000
324,000		Prologis	14,356,440
8,110		PS Business Parks, Inc	371,438
188,000		Public Storage, Inc	12,596,000
100,000		RAIT Investment Trust	2,850,000
170,000		Reckson Associates Realty Corp	5,873,500
128,000		Regency Centers Corp	7,353,600
350,000		Simon Property Group, Inc	25,942,000
409,146		Sizeler Property Investors, Inc	4,967,032
80,000		SL Green Realty Corp	5,454,400
225,000	v*	Spirit Financial Corp	2,531,250
85,431		Strategic Hotel Capital, Inc	1,559,970
230,000		Sunset Financial Resources, Inc	1,851,500
293,448		Sunstone Hotel Investors, Inc	7,157,197
189,000		United Dominion Realty Trust, Inc	4,479,300
205,000		Vornado Realty Trust	17,757,100

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	480,386,038

HOTELS AND OTHER LODGING PLACES - 9.52%
80,000		Fairmont Hotels & Resorts	2,673,600
523,000	*	Great Wolf Resorts, Inc	5,407,820
311,864		Hilton Hotels Corp	6,960,804
222,630	*	Interstate Hotels & Resorts, Inc	1,035,229
2,652,345	*	Jameson Inns, Inc	5,463,831
650,000	*	Lodgian, Inc	6,662,500
425,000		Starwood Hotels & Resorts Worldwide, Inc	24,297,250

		TOTAL HOTELS AND OTHER LODGING PLACES	52,501,034

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Real Estate Securities Fund

SHARES			VALUE

REAL ESTATE - 1.95%
310,000	f,v*	Asset Capital Corp, Inc	$2,635,000
250,000	*	Brookfield Properties Corp	7,367,500
58,268		Thomas Properties Group, Inc	758,067

		TOTAL REAL ESTATE	10,760,567

		TOTAL COMMON STOCKS	543,647,639
		(Cost $523,721,696)

PRINCIPAL

SHORT-TERM INVESTMENTS - 0.63%
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 0.63%
$ 3,450,000		Federal Home Loan Bank (FHLB), 3.180%, 10/03/05	3,450,000

		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES	3,450,000

		TOTAL SHORT-TERM INVESTMENTS
		(Cost $3,449,390)	3,450,000

		TOTAL PORTFOLIO - 99.22%
		(Cost $527,171,086)	547,097,639
		OTHER ASSETS & LIABILITIES, NET - 0.78%	4,307,575

		NET ASSETS - 100.00%	$551,405,214

	*	Non-income producing
f	Restricted securities - Investment in securities not registered under the Securities Act of 1933 or not publicly traded
		in foreign markets. At September 30, 2005, the value of these securities amounted to $14,710,000 or 2.67% of net assets.
	v	Security valued at fair value.

		For ease of presentation, we have grouped a number of industry classification categories together in the Statement of Investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

		At September 30, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $531,168,887. Net unrealized appreciation of portfolio investments aggregated $15,928,752 of which $41,469,279 related to appreciated portfolio investments and $25,540,527 related to depreciated portfolio investments.

Restricted securities held by the Fund are as follows:

Security	Acquisition Date	Acquisition Cost	Value

Asset Capital Corp, Inc	06/23/05	$2,635,000	$2,635,000
CBRE Realty Financial, Inc	06/02/05	3,750,000	3,750,000
Crystal River Capital, Inc	03/09/05	2,625,000	2,625,000
GSC Capital Corp	06/24/05	3,500,000	3,500,000
People’s Choice Financial Corp	12/21/04	2,200,000	2,200,000

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
SOCIAL CHOICE EQUITY FUND
STATEMENT OF INVESTMENTS
September 30, 2005
SHARES			VALUE

COMMON STOCKS - 99.65%
AMUSEMENT AND RECREATION SERVICES - 0.02%
500		International Speedway Corp (Class A)	$26,235
700	*	Sunterra Corp	9,191

		TOTAL AMUSEMENT AND RECREATION SERVICES	35,426

APPAREL AND ACCESSORY STORES - 0.65%
1,800		American Eagle Outfitters, Inc	42,354
400		Bebe Stores, Inc	7,000
500		Burlington Coat Factory Warehouse Corp	19,020
2,200	*	Chico's FAS, Inc	80,960
2,300		Foot Locker, Inc	50,462
12,200		Gap, Inc	212,646
5,643	*	Kohl's Corp	283,166
7,036		Limited Brands, Inc	143,745
4,000		Nordstrom, Inc	137,280
2,400		Ross Stores, Inc	56,880
1,050		Stage Stores, Inc	28,214
861	*	Wilsons The Leather Experts, Inc	5,252

		TOTAL APPAREL AND ACCESSORY STORES	1,066,979

APPAREL AND OTHER TEXTILE PRODUCTS - 0.08%
100	*	Columbia Sportswear Co	4,640
1,100	*	Hartmarx Corp	7,205
1,500		Kellwood Co	38,775
1,076		Liz Claiborne, Inc	42,308
100		Phillips-Van Heusen Corp	3,102
400		Polo Ralph Lauren Corp	20,120
1,500		Russell Corp	21,060

		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	137,210

AUTO REPAIR, SERVICES AND PARKING - 0.02%
400		Bandag, Inc	17,144
160		Central Parking Corp	2,392
161	*	Midas, Inc	3,201
200		Ryder System, Inc	6,844

		TOTAL AUTO REPAIR, SERVICES AND PARKING	29,581

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.05%
500	*	Autozone, Inc	41,625
1,102	*	Carmax, Inc	34,459
500	*	Copart, Inc	11,935

		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	88,019

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

BUILDING MATERIALS AND GARDEN SUPPLIES - 1.32%
200		Fastenal Co	$12,218
34,600		Home Depot, Inc	1,319,644
13,100		Lowe's Cos, Inc	843,640

		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	2,175,502

BUSINESS SERVICES - 6.32%
3,800	*	3Com Corp	15,504
6,950		Adobe Systems, Inc	207,457
800	*	Akamai Technologies, Inc	12,760
546	*	Arbinet-thexchange, Inc	3,931
3,095	*	Ariba, Inc	17,641
200	*	Aspen Technology, Inc	1,250
1,070	*	Audible, Inc	13,150
3,781	*	Autobytel, Inc	18,943
2,200		Autodesk, Inc	102,168
16,300		Automatic Data Processing, Inc	701,552
798	*	Bankrate, Inc	21,889
1,600	*	BEA Systems, Inc	14,368
700	*	BISYS Group, Inc	9,401
521	*	Blue Coat Systems, Inc	22,653
1,000	*	BMC Software, Inc	21,100
1,600	*	Cadence Design Systems, Inc	25,856
1,700	*	Ceridian Corp	35,275
1,000	*	Checkfree Corp	37,820
559	*	Ciber, Inc	4,153
500	*	Citrix Systems, Inc	12,570
1,115	*	Click Commerce, Inc	20,438
10,562	*	CMGI, Inc	17,639
1,100	*	CNET Networks, Inc	14,927
3,269	*	Cogent Communications Group, Inc	15,953
2,034	*	Cognizant Technology Solutions Corp	94,764
2,385	*	Compuware Corp	22,658
1,500	*	Convergys Corp	21,555
200	*	CSG Systems International, Inc	4,342
100		Deluxe Corp	4,016
300	*	DST Systems, Inc	16,449
100	*	Earthlink, Inc	1,070
15,600	*	eBay, Inc	642,720
500	*	eFunds Corp	9,415
3,814	*	Electronic Arts, Inc	216,978
11,512		Electronic Data Systems Corp	258,329
300	*	Equinix, Inc	12,495
600	*	F5 Networks, Inc	26,082
300		Fair Isaac Corp	13,440
400	*	First Advantage Corp	11,760
4,100	*	Fiserv, Inc	188,067
130	*	Gartner, Inc (Class A)	1,520
615	*	Getty Images, Inc	52,915
2,112	*	Google, Inc (Class A)	668,364
1,385	*	iGate Corp	5,028

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

3,688		IMS Health, Inc	$92,827
7,250	*	Innovative Solutions & Support, Inc	112,593
500	*	Internet Security Systems, Inc	12,005
380	*	Intrado, Inc	6,851
1,600	*	Intuit, Inc	71,696
1,900	*	Ipass, Inc	10,222
1,849	*	Iron Mountain, Inc	67,858
2,663	*	iVillage, Inc	19,333
700		Jack Henry & Associates, Inc	13,580
7,146	*	Juniper Networks, Inc	170,003
258	*	Jupitermedia Corp	4,569
400	*	Kinetic Concepts, Inc	22,720
1,300	*	Lamar Advertising Co	58,968
1,662	*	Lionbridge Technologies	11,218
1,290	*	Macromedia, Inc	52,464
1,100		Manpower, Inc	48,829
1,100	*	Marchex, Inc	18,216
1,955	*	Matrixone, Inc	10,283
400	*	Mercury Interactive Corp	15,840
140,577		Microsoft Corp	3,617,046
1,615	*	Monster Worldwide, Inc	49,597
900	*	MPS Group, Inc	10,620
900	*	NAVTEQ Corp	44,955
500		NDCHealth Corp	9,460
1,078	*	NIC, Inc	7,061
3,000	*	Novell, Inc	22,350
4,400		Omnicom Group, Inc	367,972
60,700	*	Oracle Corp	752,073
1,114	*	Packeteer, Inc	13,981
700	*	Perot Systems Corp (Class A)	9,905
1,500	*	Pixar	66,765
1,200	*	Red Hat, Inc	25,428
2,193		Robert Half International, Inc	78,049
900	*	Salesforce.com, Inc	20,808
3,400		Siebel Systems, Inc	35,122
1,308	*	Spherion Corp	9,941
2,100		Startek, Inc	27,720
50,800	*	Sun Microsystems, Inc	199,136
1,200	*	SYKES Enterprises, Inc	14,280
15,806	*	Symantec Corp	358,164
600	*	Synopsys, Inc	11,340
500	*	TeleTech Holdings, Inc	5,010
1,800		Total System Services, Inc	41,958
400	*	Travelzoo, Inc	8,876
397	*	Trizetto Group, Inc	5,606
600	*	Unisys Corp	3,984
1,695		United Online, Inc	23,476
600	*	United Rentals, Inc	11,826
700	*	Universal Compression Holdings, Inc	27,839
999	*	Vasco Data Security International	9,061
3,900	*	VeriSign, Inc	83,343
600	*	WebEx Communications, Inc	14,706

		TOTAL BUSINESS SERVICES	10,447,898

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

CHEMICALS AND ALLIED PRODUCTS - 8.27%
9,030	*	Aastrom Biosciences, Inc	$21,220
622	*	Abgenix, Inc	7,887
300	*	Adolor Corp	3,204
10,000		Air Products & Chemicals, Inc	551,400
100	*	Alexion Pharmaceuticals, Inc	2,768
300	*	Alkermes, Inc	5,040
1,300	*	American Pharmaceutical Partners, Inc	59,358
23,724	*	Amgen, Inc	1,890,091
677	*	Arena Pharmaceuticals, Inc	6,702
694	*	Array Biopharma, Inc	4,983
505	*	Atherogenics, Inc	8,095
3,900		Avery Dennison Corp	204,321
7,200		Avon Products, Inc	194,400
2,825	*	Barr Pharmaceuticals, Inc	155,149
2,722	*	Bentley Pharmaceuticals, Inc	32,528
4,400	*	Bioenvision, Inc	35,332
5,611	*	Biogen Idec, Inc	221,522
1,300	*	BioMarin Pharmaceuticals, Inc	11,349
1,600		Cabot Corp	52,816
2,026	*	Cell Genesys, Inc	11,102
4,105	*	Cell Therapeutics, Inc	11,740
900	*	Cephalon, Inc	41,778
300	*	Charles River Laboratories International, Inc	13,086
1,301	*	Chattem, Inc	46,185
1,600		Clorox Co	88,864
9,600		Colgate-Palmolive Co	506,784
1,700	*	Connetics Corp	28,747
632	*	Cotherix, Inc	8,816
400	*	Cubist Pharmaceuticals, Inc	8,616
4,200	*	Curis, Inc	19,278
400	*	Cypress Bioscience, Inc	2,164
1,200		Dade Behring Holdings, Inc	43,992
3,780	*	Dendreon Corp	25,364
500		Diagnostic Products Corp	26,365
282	*	Digene Corp	8,037
1,376	*	Dov Pharmaceutical, Inc	23,364
6,334	*	Durect Corp	43,388
800	*	Dusa Pharmaceuticals, Inc	8,480
6,600		Ecolab, Inc	210,738
563	*	Encysive Pharmaceuticals, Inc	6,632
7,000		Engelhard Corp	195,370
135	*	Enzon Pharmaceuticals, Inc	895
300	*	EPIX Pharmaceuticals, Inc	2,310
1,200	*	First Horizon Pharmaceutical Corp	23,844
9,135	*	Forest Laboratories, Inc	355,991
5,201	*	Genzyme Corp	372,600
500	*	Geron Corp	5,135
8,914	*	Gilead Sciences, Inc	434,647
17,300		Gillette Co	1,006,860
300		H.B. Fuller Co	9,324
1,100	*	Hi-Tech Pharmacal Co, Inc	33,088
1,305	*	Human Genome Sciences, Inc	17,735

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

300	*	Idexx Laboratories, Inc	$20,064
754	*	Immucor, Inc	20,690
800	*	Immunogen, Inc	5,872
1,712	*	Inspire Pharmaceuticals, Inc	13,011
100	*	InterMune, Inc	1,655
1,657	*	Inverness Medical Innovations, Inc	43,960
700	*	Invitrogen Corp	52,661
7,800	*	King Pharmaceuticals, Inc	119,964
800	*	Kos Pharmaceuticals, Inc	53,544
1,850	*	KV Pharmaceutical Co (Class A)	32,875
800		Lubrizol Corp	34,664
1,096		Mannatech, Inc	12,988
800	*	Martek Biosciences Corp	28,104
830	*	Medarex, Inc	7,902
1,900		Medicis Pharmaceutical Corp (Class A)	61,864
4,141	*	Medimmune, Inc	139,345
47,442		Merck & Co, Inc	1,290,897
600	*	MGI Pharma, Inc	13,986
4,400	*	Millennium Pharmaceuticals, Inc	41,052
10,525		Mylan Laboratories, Inc	202,712
400	*	Myogen, Inc	9,400
1,200	*	Nabi Biopharmaceuticals	15,720
2,675	*	Nastech Pharmaceutical Co, Inc	37,824
2,157		Natures Sunshine Products, Inc	50,129
400	*	NBTY, Inc	9,400
200	*	Neurocrine Biosciences, Inc	9,838
200	*	NitroMed, Inc	3,600
300	*	Northfield Laboratories, Inc	3,870
2,329	*	Noven Pharmaceuticals, Inc	32,606
100	*	NPS Pharmaceuticals, Inc	1,011
800	*	Nuvelo, Inc	7,680
100	*	OraSure Technologies, Inc	943
643	*	OSI Pharmaceuticals, Inc	18,801
5,070	*	Pain Therapeutics, Inc	31,890
1,200	*	Par Pharmaceutical Cos, Inc	31,944
2,000	*	Penwest Pharmaceuticals Co	35,060
4,967		Perrigo Co	71,078
1,400	*	Pharmion Corp	30,534
1,000	*	Pozen, Inc	10,990
10,400		Praxair, Inc	498,472
42,102		Procter & Gamble Co	2,503,385
600	*	Progenics Pharmaceuticals, Inc	14,226
800	*	Protein Design Labs, Inc	22,400
1,526	*	Renovis, Inc	20,647
7,300		Rohm & Haas Co	300,249
2,500		RPM International, Inc	46,000
1,305	*	Salix Pharmaceuticals Ltd	27,731
1,600	*	Sepracor, Inc	94,384
280	*	Serologicals Corp	6,317
1,400		Sigma-Aldrich Corp	89,684
5,723	*	StemCells, Inc	31,591
887	*	SuperGen, Inc	5,588
300	*	Tanox, Inc	4,395

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

608	*	USANA Health Sciences, Inc	$29,002
1,400		Valspar Corp	31,304
1,527	*	Vertex Pharmaceuticals, Inc	34,128
4,300	*	Watson Pharmaceuticals, Inc	157,423
1,903	*	Zymogenetics, Inc	31,400

		TOTAL CHEMICALS AND ALLIED PRODUCTS	13,667,938

COMMUNICATIONS - 5.24%
200		Adtran, Inc	6,300
6,000		Alltel Corp	390,660
2,600	*	American Tower Corp (Class A)	64,870
11,836		AT&T Corp	234,353
6,160	*	Avaya, Inc	63,448
35,400		BellSouth Corp	931,020
800		Citizens Communications Co	10,840
38,372	*	Comcast Corp (Class A)	1,127,369
4,600	*	Comcast Corp (Special Class A)	132,388
924	*	Dobson Communications Corp (Class A)	7,096
500	*	Foundry Networks, Inc	6,350
7,181	*	IAC/InterActiveCorp	182,038
7,562	*	Liberty Global, Inc	204,779
102,956	*	Liberty Media Corp (Class A)	828,796
1,600	*	NCR Corp	51,056
1,238	*	Novatel Wireless, Inc	17,914
971	*	NTL, Inc	64,863
62,500		SBC Communications, Inc	1,498,125
42,411		Sprint Nextel Corp	1,008,534
350	*	Terremark Worldwide, Inc	1,536
2,193	*	TiVo, Inc	12,040
2,800	*	Univision Communications, Inc (Class A)	74,284
50,731		Verizon Communications, Inc	1,658,396
100	*	West Corp	3,739
2,538	*	XM Satellite Radio Holdings, Inc	91,140

		TOTAL COMMUNICATIONS	8,671,934

DEPOSITORY INSTITUTIONS - 9.10%
8,800		AmSouth Bancorp	222,288
15,800		BB&T Corp	616,990
4,100		Comerica, Inc	241,490
300		Compass Bancshares, Inc	13,749
15,083		Fifth Third Bancorp	553,999
1,200		First Horizon National Corp	43,620
1,100		Fremont General Corp	24,013
6,100		Golden West Financial Corp	362,279
1,500		Hibernia Corp (Class A)	45,060
300		IndyMac Bancorp, Inc	11,874
70,120		JPMorgan Chase & Co	2,379,172
12,600		Keycorp	406,350
1,500		M&T Bank Corp	158,565

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

3,700		Marshall & Ilsley Corp	$160,987
11,000		Mellon Financial Corp	351,670
19,984		National City Corp	668,265
3,133		New York Community Bancorp, Inc	51,381
9,932		North Fork Bancorporation, Inc	253,266
2,700		Northern Trust Corp	136,485
8,200		PNC Financial Services Group, Inc	475,764
3,300		Popular, Inc	79,926
15,032		Regions Financial Corp	467,796
2,600		Sovereign Bancorp, Inc	57,304
7,400		State Street Corp	362,008
10,200		SunTrust Banks, Inc	708,390
5,600		Synovus Financial Corp	155,232
196		TD Banknorth, Inc	5,907
1,700		UnionBanCal Corp	118,524
47,100		US Bancorp	1,322,568
34,929		Wachovia Corp	1,662,271
24,500		Washington Mutual, Inc	960,890
33,600		Wells Fargo & Co	1,967,952

		TOTAL DEPOSITORY INSTITUTIONS	15,046,035

EATING AND DRINKING PLACES - 0.97%
4,900		AFC Enterprises	56,546
450		Applebees International, Inc	9,311
800		Bob Evans Farms, Inc	18,168
2,350		Darden Restaurants, Inc	71,369
39,574		McDonald's Corp	1,325,333
800		Outback Steakhouse, Inc	29,280
2,200	*	Wendy's International, Inc	99,330

		TOTAL EATING AND DRINKING PLACES	1,609,337

EDUCATIONAL SERVICES - 0.02%
900	*	Career Education Corp	32,004
49	*	Laureate Education, Inc	2,400

		TOTAL EDUCATIONAL SERVICES	34,404

ELECTRIC, GAS, AND SANITARY SERVICES - 5.62%
15,695	*	AES Corp	257,869
7,300		AGL Resources, Inc	270,903
3,033		Allete, Inc	138,942
375		Aqua America, Inc	14,258
15,876	*	Aquila, Inc	62,869
5,900		Atmos Energy Corp	166,675
9,833		Avista Corp	190,760
6,500		Black Hills Corp	281,905
800		Cascade Natural Gas Corp	17,416
811	*	Casella Waste Systems, Inc (Class A)	10,648

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

9,007		Cleco Corp	$212,385
1,600		Connecticut Water Service, Inc	39,552
2,300		Crosstex Energy, Inc	147,108
15,300		DPL, Inc	425,340
10,600		Empire District Electric Co	242,422
3,200		Energen Corp	138,432
719		EnergySouth, Inc	19,837
11,900		Hawaiian Electric Industries, Inc	331,772
9,900		Idacorp, Inc	298,287
11,300		KeySpan Corp	415,614
8,700		Kinder Morgan, Inc	836,592
700		Markwest Hydrocarbon, Inc	17,500
1,521		Metal Management, Inc	38,557
3,624		MGE Energy, Inc	132,312
9,100		National Fuel Gas Co	311,220
200		New Jersey Resources Corp	9,196
800		Nicor, Inc	33,624
25,219		NiSource, Inc	611,561
18,700		OGE Energy Corp	525,470
5,222		Otter Tail Corp	161,569
3,200		Peoples Energy Corp	126,016
22,800		Pepco Holdings, Inc	530,556
1,000		Piedmont Natural Gas Co, Inc	25,170
21,200		Puget Energy, Inc	497,776
5,200		Questar Corp	458,224
1,390		Resource America, Inc (Class A)	24,645
7,622	*	Sierra Pacific Resources	113,187
900		South Jersey Industries, Inc	26,226
2,226	*	Southern Union Co	57,364
3,900		UGI Corp	109,785
4,627		Unisource Energy Corp	153,801
2,550	*	Waste Connections, Inc	89,454
4,300		Western Gas Resources, Inc	220,289
3,600		WGL Holdings, Inc	115,668
15,181		Williams Cos, Inc	380,284

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	9,289,040

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 6.70%
885	*	ADC Telecommunications, Inc	20,231
4,000	*	Advanced Micro Devices, Inc	100,800
840	*	Agere Systems, Inc	8,744
3,500	*	Altera Corp	66,885
2,793		American Power Conversion Corp	72,339
300		Ametek, Inc	12,891
800	*	Amkor Technology, Inc	3,504
4,900		Analog Devices, Inc	181,986
1,287	*	Andrew Corp	14,350
440	*	Arris Group, Inc	5,218
953	*	Artesyn Technologies, Inc	8,863
500		Baldor Electric Co	12,675
3,265	*	Broadcom Corp (Class A)	153,161
1,915	*	Broadwing Corp	9,556

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

462	*	C-COR, Inc	$3,119
10,300	*	Ciena Corp	27,192
91,374	*	Cisco Systems, Inc	1,638,336
1,800	*	Comverse Technology, Inc	47,286
3,100	*	Conexant Systems, Inc	5,549
100	*	Cree, Inc	2,502
100	*	Cypress Semiconductor Corp	1,505
2,941	*	Ditech Communications Corp	19,822
3,918	*	Emcore Corp	23,978
15,900		Emerson Electric Co	1,141,620
50	*	EndWave Corp	645
400	*	Energizer Holdings, Inc	22,680
560	*	Evergreen Solar, Inc	5,225
1,000	*	Finisar Corp	1,370
5,100	*	Freescale Semiconductor, Inc (Class B)	120,258
300	*	Greatbatch, Inc	8,232
1,100		Harman International Industries, Inc	112,497
1,543	*	Harmonic, Inc	8,980
94,800		Intel Corp	2,336,820
500	*	Interdigital Communications Corp	9,820
100	*	International Rectifier Corp	4,508
500		Intersil Corp (Class A)	10,890
726	*	InterVoice, Inc	6,541
497	*	Kemet Corp	4,165
395		Lincoln Electric Holdings, Inc	15,563
355		LSI Industries, Inc	6,745
4,400	*	LSI Logic Corp	43,340
71,111	*	Lucent Technologies, Inc	231,111
4,200		Maxim Integrated Products, Inc	179,130
3,652	*	McData Corp (Class A)	19,137
1,200	*	MEMC Electronic Materials, Inc	27,348
1,100		Microchip Technology, Inc	33,132
8,247	*	Micron Technology, Inc	109,685
3,454		Molex, Inc	92,153
39,500		Motorola, Inc	872,555
8,476	*	MRV Communications, Inc	18,054
3,200		National Semiconductor Corp	84,160
3,800	*	Network Appliance, Inc	90,212
800	*	Novellus Systems, Inc	20,064
1,200	*	Nvidia Corp	41,136
4,957	*	Optical Communication Products, Inc	9,319
900		Park Electrochemical Corp	23,985
500	*	PMC - Sierra, Inc	4,405
300	*	Polycom, Inc	4,851
1,461	*	Power-One, Inc	8,094
600	*	Powerwave Technologies, Inc	7,794
700	*	QLogic Corp	23,940
27,524		Qualcomm, Inc	1,231,699
6,593	*	Quantum Fuel Systems Technologies Worldwide, Inc	27,031
600	*	Rambus, Inc	7,260
500	*	RF Micro Devices, Inc	2,825
2,200		Scientific-Atlanta, Inc	82,522
767	*	Silicon Storage Technology, Inc	4,127
17,739	*	Sirius Satellite Radio, Inc	116,190
600	*	Skyworks Solutions, Inc	4,212

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

2,200		Teleflex, Inc	$155,100
6,317	*	Tellabs, Inc	66,455
4,100	*	Terayon Communication Systems, Inc	15,990
27,300		Texas Instruments, Inc	925,470
886	*	Thomas & Betts Corp	30,487
5,771	*	Transwitch Corp	9,926
1,000	*	Utstarcom, Inc	8,170
1,475	*	Vishay Intertechnology, Inc	17,626
7,600	*	Westell Technologies, Inc	27,664
300		Whirlpool Corp	22,731
4,100		Xilinx, Inc	114,185
1,900	*	Zhone Technologies, Inc	4,959
92	*	Zoltek Cos, Inc	1,210

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	11,076,495

ENGINEERING AND MANAGEMENT SERVICES - 0.54%
700	*	Amylin Pharmaceuticals, Inc	24,353
600	*	Antigenics, Inc	3,252
1,200	*	Applera Corp (Celera Genomics Group)	14,556
793	*	Ariad Pharmaceuticals, Inc	5,892
2,300	*	BearingPoint, Inc	17,457
200		Corporate Executive Board Co	15,596
2,538	*	CuraGen Corp	12,563
100	*	CV Therapeutics, Inc	2,675
1,300	*	deCODE genetics, Inc	10,907
200	*	Gen-Probe, Inc	9,890
34	*	Hewitt Associates, Inc	927
500	*	ICOS Corp	13,810
2,093	*	Incyte Corp	9,837
2,704	*	Isis Pharmaceuticals, Inc	13,655
570	*	Lexicon Genetics, Inc	2,269
500	*	Luminex Corp	5,020
5,600		Moody's Corp	286,048
300	*	Neopharm, Inc	3,720
9,500		Paychex, Inc	352,260
600	*	Pharmaceutical Product Development, Inc	34,506
1,000	*	PRG-Schultz International, Inc	3,010
969	*	Regeneron Pharmaceuticals, Inc	9,196
1,600	*	Seattle Genetics, Inc	8,400
600	*	Sourcecorp	12,864
200	*	Telik, Inc	3,272
900	*	Trimeris, Inc	13,806

		TOTAL ENGINEERING AND MANAGEMENT SERVICES	889,741

FABRICATED METAL PRODUCTS - 0.70%
3,678		Commercial Metals Co	124,096
1,166		Dynamic Materials Corp	51,187
1,500	*	Global Power Equipment Group, Inc	10,695
700		Gulf Island Fabrication, Inc	20,125
10,200		Illinois Tool Works, Inc	839,766
600	*	Jacuzzi Brands, Inc	4,836

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

1,200		Silgan Holdings, Inc	$39,912
900		Snap-On, Inc	32,508
1,200		Valmont Industries, Inc	35,232

		TOTAL FABRICATED METAL PRODUCTS	1,158,357

FOOD AND KINDRED PRODUCTS - 3.37%
5,600		Campbell Soup Co	166,600
43,900		Coca-Cola Co	1,896,041
4,600		Coca-Cola Enterprises, Inc	89,700
7,700		General Mills, Inc	371,140
9,900		H.J. Heinz Co	361,746
3,200		Hershey Co	180,192
7,900		Kellogg Co	364,427
500		Pepsi Bottling Group, Inc	14,275
32,600		PepsiCo, Inc	1,848,746
3,900		Wrigley (Wm.) Jr Co	280,332

		TOTAL FOOD AND KINDRED PRODUCTS	5,573,199

FOOD STORES - 0.69%
9,200		Albertson's, Inc	235,980
16		Arden Group, Inc (Class A)	1,204
14,200	*	Kroger Co	292,378
3,200	*	Pathmark Stores, Inc	36,064
8,837	*	Starbucks Corp	442,734
1,000		Whole Foods Market, Inc	134,450

		TOTAL FOOD STORES	1,142,810

FURNITURE AND FIXTURES - 0.73%
10,800	*	BE Aerospace, Inc	178,956
2,200		Hillenbrand Industries, Inc	103,510
7,000		Johnson Controls, Inc	434,350
4,400		Leggett & Platt, Inc	88,880
11,700		Masco Corp	358,956
2,100		Newell Rubbermaid, Inc	47,565

		TOTAL FURNITURE AND FIXTURES	1,212,217

FURNITURE AND HOMEFURNISHINGS STORES - 0.27%
3,500	*	Bed Bath & Beyond, Inc	140,630
5,400		Best Buy Co, Inc	235,062
1,553		Circuit City Stores, Inc	26,650
1,100		RadioShack Corp	27,280
2,048	*	Restoration Hardware, Inc	12,943
300	*	Williams-Sonoma, Inc	11,505

		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	454,070

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

GENERAL BUILDING CONTRACTORS - 0.59%
400		Beazer Homes USA, Inc	$23,468
2,300		Centex Corp	148,534
4,733		DR Horton, Inc	171,429
1,500		KB Home	109,800
2,500		Lennar Corp (Class A)	149,400
60		Lennar Corp (Class B)	3,325
400		MDC Holdings, Inc	31,556
4,200		Pulte Homes, Inc	180,264
700		Ryland Group, Inc	47,894
600		Standard-Pacific Corp	24,906
2,000	*	Toll Brothers, Inc	89,340

		TOTAL GENERAL BUILDING CONTRACTORS	979,916

GENERAL MERCHANDISE STORES - 1.19%
600	*	99 Cents Only Stores	5,550
400	*	Big Lots, Inc	4,396
10,874		Costco Wholesale Corp	468,561
3,200		Dollar General Corp	58,688
2,100		Family Dollar Stores, Inc	41,727
5,100		JC Penney Co, Inc	241,842
600		Neiman Marcus Group, Inc (Class A)	59,970
600	*	Retail Ventures, Inc	6,588
1,600	*	Saks, Inc	29,600
16,600		Target Corp	862,038
9,400		TJX Cos, Inc	192,512

		TOTAL GENERAL MERCHANDISE STORES	1,971,472

HEALTH SERVICES - 0.73%
100	*	Apria Healthcare Group, Inc	3,191
300	*	Bio-Reference Labs, Inc	5,187
7,167	*	Caremark Rx, Inc	357,848
100	*	Covance, Inc	4,799
1,294	*	Coventry Health Care, Inc	111,310
1,050	*	DaVita, Inc	48,374
100	*	Edwards Lifesciences Corp	4,441
1,400	*	Express Scripts, Inc	87,080
3,400		Health Management Associates, Inc (Class A)	79,798
1,300	*	Laboratory Corp of America Holdings	63,323
162	*	LifePoint Hospitals, Inc	7,084
800	*	Lincare Holdings, Inc	32,840
900		Manor Care, Inc	34,569
4,850	*	Medco Health Solutions, Inc	265,926
1,700	*	Nektar Therapeutics	28,815
13,000	*	OCA, Inc	19,500
300		Option Care, Inc	4,392
762	*	Specialty Laboratories, Inc	10,081
200	*	Triad Hospitals, Inc	9,054
300		Universal Health Services, Inc (Class B)	14,289
800	*	VistaCare, Inc (Class A)	11,576

		TOTAL HEALTH SERVICES	1,203,477

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

HOLDING AND OTHER INVESTMENT OFFICES - 2.54%
8,590		Allied Capital Corp	$245,932
300		AMB Property Corp	13,470
1,600		American Financial Realty Trust	22,720
2,900		Annaly Mortgage Management, Inc	37,555
6,858		Archstone-Smith Trust	273,428
1,100		AvalonBay Communities, Inc	94,270
1,700		Bimini Mortgage Management, Inc (Class A)	19,210
2,600		Boston Properties, Inc	184,340
200		CarrAmerica Realty Corp	7,190
1,781		Cherokee, Inc	62,299
1,000		Crescent Real Estate Equities Co	20,510
1,600		Developers Diversified Realty Corp	74,720
3,424		Duke Realty Corp	116,005
15,900		Equity Office Properties Trust	520,089
10,113		Equity Residential	382,777
200	*	FelCor Lodging Trust, Inc	3,030
1,100		Friedman Billings Ramsey Group, Inc	11,209
3,770		General Growth Properties, Inc	169,386
800		Harris & Harris Group, Inc	8,880
1,000		Health Care Property Investors, Inc	26,990
200		Highwoods Properties, Inc	5,902
1,200		Hospitality Properties Trust	51,432
6,200		Host Marriott Corp	104,780
2,500		iStar Financial, Inc	101,075
5,900		Kimco Realty Corp	185,378
200		Liberty Property Trust	8,508
10,600		Luminent Mortgage Capital, Inc	80,030
700	*	MeriStar Hospitality Corp	6,391
1,400		MFA Mortgage Investments, Inc	8,582
6,265		New Plan Excel Realty Trust	143,782
4,900		Prologis	217,119
2,438		Public Storage, Inc	163,346
6,400		Simon Property Group, Inc	474,368
3,500		Vornado Realty Trust	303,170
1,250		Weingarten Realty Investors	47,313

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	4,195,186

HOTELS AND OTHER LODGING PLACES - 0.24%
2,400		Choice Hotels International, Inc	155,136
2,970	*	Gaylord Entertainment Co	141,520
4,100	*	Great Wolf Resorts, Inc	42,394
2,600		Marcus Corp	52,104

		TOTAL HOTELS AND OTHER LODGING PLACES	391,154

INDUSTRIAL MACHINERY AND EQUIPMENT - 6.46%
20,900		3M Co	1,533,224
2,800	*	AGCO Corp	50,960
300		Alamo Group, Inc	5,946
4,100		American Standard Cos, Inc	190,855

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

10,994	*	Apple Computer, Inc	$589,388
28,948		Applied Materials, Inc	490,958
979	*	Astec Industries, Inc	27,794
1,400		Black & Decker Corp	114,926
1,100	*	Brocade Communications Systems, Inc	4,488
194	*	Brooks Automation, Inc	2,586
300		CDW Corp	17,676
900	*	Cooper Cameron Corp	66,537
1,100		Cummins, Inc	96,789
9,000		Deere & Co	550,800
34,900	*	Dell, Inc	1,193,580
200		Donaldson Co, Inc	6,106
500	*	Dril-Quip, Inc	24,000
35,300	*	EMC Corp	456,782
400	*	Emulex Corp	8,084
857	*	Entegris, Inc	9,684
200	*	FMC Technologies, Inc	8,422
1,200	*	Gehl Co	33,444
300		Graco, Inc	10,284
2,200	*	Grant Prideco, Inc	89,430
44,088		Hewlett-Packard Co	1,287,370
300	*	Hydril	20,592
27,531		International Business Machines Corp	2,208,537
2,441	*	Jabil Circuit, Inc	75,476
600	*	Lam Research Corp	18,282
1,100	*	Lexmark International, Inc	67,155
810		Lufkin Industries, Inc	35,275
1,900	*	Maxtor Corp	8,360
1,200		Modine Manufacturing Co	44,016
3,888	*	National Oilwell Varco, Inc	255,830
600		Nordson Corp	22,818
1,100	*	Oil States International, Inc	39,941
1,200		Pall Corp	33,000
926	*	Palm, Inc	26,234
2,064		Pentair, Inc	75,336
5,500		Pitney Bowes, Inc	229,570
800	*	Quantum Corp	2,472
1,900	*	SanDisk Corp	91,675
400		Sauer-Danfoss, Inc	8,000
172	*	ScanSoft, Inc	917
2,031	*	Semitool, Inc	16,146
5,400		Smith International, Inc	179,874
11,469	*	Solectron Corp	44,844
1,300		SPX Corp	59,735
1,700		Stanley Works	79,356
2,153		Tennant Co	88,230
769	*	TurboChef Technologies, Inc	11,989
300	*	UNOVA, Inc	10,494
1,200	*	Varian Medical Systems, Inc	47,412
800	*	Western Digital Corp	10,344
150	*	Zebra Technologies Corp (Class A)	5,864

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	10,687,887

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

INSTRUMENTS AND RELATED PRODUCTS - 5.81%
600	*	Advanced Medical Optics, Inc	$22,770
727	*	Affymetrix, Inc	33,609
500	*	Align Technology, Inc	3,360
3,900	*	Allergan, Inc	357,318
100		Analogic Corp	5,041
5,300		Applera Corp (Applied Biosystems Group)	123,172
2,100		Bard (C.R.), Inc	138,663
700		Bausch & Lomb, Inc	56,476
15,148		Baxter International, Inc	603,951
600		Beckman Coulter, Inc	32,388
7,200		Becton Dickinson & Co	377,496
5,074		Biomet, Inc	176,119
908	*	Biosite, Inc	56,169
12,800	*	Boston Scientific Corp	299,136
638	*	Bruker BioSciences Corp	2,794
400	*	Credence Systems Corp	3,192
1,091		Dentsply International, Inc	58,936
100	*	DJ Orthopedics, Inc	2,894
400	*	FARO Technologies, Inc	7,796
1,680	*	Fisher Scientific International, Inc	104,244
6,850		Guidant Corp	471,897
700	*	Illumina, Inc	8,967
531	*	Input/Output, Inc	4,237
400	*	Intuitive Surgical, Inc	29,316
1,300	*	Ista Pharmaceuticals, Inc	8,632
57,239		Johnson & Johnson	3,622,084
1,900		Kla-Tencor Corp	92,644
800	*	Lexar Media, Inc	5,120
2,835	*	LTX Corp	11,964
26,800		Medtronic, Inc	1,437,016
200	*	Millipore Corp	12,578
847	*	MKS Instruments, Inc	14,594
4,067	*	Nanogen, Inc	13,055
551		Oakley, Inc	9,554
1,200		PerkinElmer, Inc	24,444
6,400	*	St. Jude Medical, Inc	299,520
7,300		Stryker Corp	360,839
100	*	Techne Corp	5,698
700		Tektronix, Inc	17,661
2,400	*	Thermo Electron Corp	74,160
500	*	TriPath Imaging, Inc	3,530
1,600	*	Waters Corp	66,560
14,100	*	Xerox Corp	192,465
5,200	*	Zimmer Holdings, Inc	358,228

		TOTAL INSTRUMENTS AND RELATED PRODUCTS	9,610,287

INSURANCE AGENTS, BROKERS AND SERVICE - 0.66%
400		Brown & Brown, Inc	19,876
4,100		Crawford & Co (Class B)	32,103

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

3,200		Gallagher (Arthur J.) & Co	$92,192
7,400		Hartford Financial Services Group, Inc	571,058
12,600		Marsh & McLennan Cos, Inc	382,914

		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	1,098,143

INSURANCE CARRIERS - 6.61%
5,800		Aetna, Inc	499,612
10,900		Aflac, Inc	493,770
1,900		Ambac Financial Group, Inc	136,914
37,400		American International Group, Inc	2,317,304
6,100		Chubb Corp	546,255
2,300		Cigna Corp	271,078
7,735		Cincinnati Financial Corp	324,019
100		Erie Indemnity Co (Class A)	5,275
4,452		Fidelity National Financial, Inc	198,203
1,000		First American Corp	45,670
900	*	Health Net, Inc	42,588
2,000	*	Humana, Inc	95,760
3,700		Jefferson-Pilot Corp	189,329
5,700		Lincoln National Corp	296,514
2,400		MBIA, Inc	145,488
1,100		MGIC Investment Corp	70,620
1,000	*	Pacificare Health Systems, Inc	79,780
700		Phoenix Cos, Inc	8,540
34	*	PMA Capital Corp (Class A)	299
8,500		Principal Financial Group	402,645
4,820		Progressive Corp	504,991
13,300		Prudential Financial, Inc	898,548
4,872		Safeco Corp	260,067
18,347		St. Paul Travelers Cos, Inc	823,230
23,690		UnitedHealth Group, Inc	1,331,378
6,200		UnumProvident Corp	127,100
1,000		W.R. Berkley Corp	39,480
10,136	*	WellPoint, Inc	768,512

		TOTAL INSURANCE CARRIERS	10,922,969

LEATHER AND LEATHER PRODUCTS - 0.14%
7,048	*	Coach, Inc	221,025
800		Weyco Group, Inc	15,600

		TOTAL LEATHER AND LEATHER PRODUCTS	236,625

LOCAL AND INTERURBAN PASSENGER TRANSIT - 0.02%
1,100		Laidlaw International, Inc	26,587

		TOTAL LOCAL AND INTERURBAN PASSENGER TRANSIT	26,587

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

LUMBER AND WOOD PRODUCTS - 0.01%
700	*	Champion Enterprises, Inc	$10,346

		TOTAL LUMBER AND WOOD PRODUCTS	10,346

METAL MINING - 0.16%
986		Cleveland-Cliffs, Inc	85,890
6,662		Royal Gold, Inc	179,008

		TOTAL METAL MINING	264,898

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.22%
1,486		Callaway Golf Co	22,424
800	*	K2, Inc	9,120
1,600	*	Leapfrog Enterprises, Inc	23,632
2,150		Marine Products Corp	23,714
14,510		Mattel, Inc	242,027
300		Nautilus, Inc	6,621
1,997		Russ Berrie & Co, Inc	28,198
110	*	Steinway Musical Instruments, Inc	2,898

		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	358,634

MISCELLANEOUS RETAIL - 1.20%
4,948	*	Amazon.com, Inc	224,144
13,800		CVS Corp	400,338
567	*	Dollar Tree Stores, Inc	12,276
676	*	Drugstore.com, Inc	2,501
404	*	GSI Commerce, Inc	8,040
700		Michaels Stores, Inc	23,142
3,488	*	Office Depot, Inc	103,594
130	*	Overstock.com, Inc	4,985
984		Petsmart, Inc	21,432
12,838		Staples, Inc	273,706
700		Tiffany & Co	27,839
19,200		Walgreen Co	834,240
1,816		World Fuel Services Corp	58,929

		TOTAL MISCELLANEOUS RETAIL	1,995,166

MOTION PICTURES - 1.67%
2,400		Carmike Cinemas, Inc	55,056
6,335	*	Discovery Holding Co (Class A)	91,477
1,000		Regal Entertainment Group (Class A)	20,040
81,929		Time Warner, Inc	1,483,734
46,100		Walt Disney Co	1,112,393

		TOTAL MOTION PICTURES	2,762,700

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

NONDEPOSITORY INSTITUTIONS - 3.83%
440		Advanta Corp (Class A)	$11,466
200		Advanta Corp (Class B)	5,646
3,740		American Capital Strategies Ltd	137,108
26,100		American Express Co	1,499,184
1,900	*	AmeriCredit Corp	45,353
1,500		Beverly Hills Bancorp, Inc	15,390
5,900		Capital One Financial Corp	469,168
600	*	CapitalSource, Inc	13,080
1,100		CharterMac	22,550
5,810		CIT Group, Inc	262,496
331	*	CompuCredit Corp	14,703
11,774		Countrywide Financial Corp	388,307
3,200		Doral Financial Corp	41,824
20,115		Fannie Mae	901,554
700		Federal Agricultural Mortgage Corp (Class C)	17,038
1,000		First Marblehead Corp	25,400
17,200		Freddie Mac	971,112
29,450		MBNA Corp	725,648
4,400		MCG Capital Corp	74,228
6,100	*	Providian Financial Corp	107,848
10,800		SLM Corp	579,312

		TOTAL NONDEPOSITORY INSTITUTIONS	6,328,415

NONMETALLIC MINERALS, EXCEPT FUELS - 0.18%
3,000		AMCOL International Corp	57,210
750		Florida Rock Industries, Inc	48,067
2,600		Vulcan Materials Co	192,946

		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	298,223

OIL AND GAS EXTRACTION - 5.16%
9,800		Anadarko Petroleum Corp	938,350
12,094		Apache Corp	909,711
825	*	Atlas America, Inc	40,301
1,257	*	ATP Oil & Gas Corp	41,280
900		Berry Petroleum Co (Class A)	60,021
1,800		Cabot Oil & Gas Corp (Class A)	90,918
2,500	*	Callon Petroleum Co	52,325
1,100	*	Carrizo Oil & Gas, Inc	32,230
881	*	Cheniere Energy, Inc	36,438
9,174		Chesapeake Energy Corp	350,906
2,577	*	Cimarex Energy Co	116,815
709	*	Clayton Williams Energy, Inc	30,629
1,500	*	Comstock Resources, Inc	49,215
700	*	Delta Petroleum Corp	14,560
2,900	*	Denbury Resources, Inc	146,276
16,486		Devon Energy Corp	1,131,599
1,400	*	Edge Petroleum Corp	36,946
1,800	*	Encore Acquisition Co	69,930

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

1,200	*	Energy Partners Ltd	$37,464
6,100		ENSCO International, Inc	284,199
5,800		Equitable Resources, Inc	226,548
2,100	*	Forest Oil Corp	109,410
1,600	*	FX Energy, Inc	19,152
2,037	*	Gasco Energy, Inc	13,546
3,700	*	Global Industries Ltd	54,538
1,000	*	Goodrich Petroleum Corp	23,470
5,300	*	Grey Wolf, Inc	44,679
2,361	*	Harvest Natural Resources, Inc	25,334
2,100		Helmerich & Payne, Inc	126,819
1,700	*	Houston Exploration Co	114,325
1,409	*	KCS Energy, Inc	38,790
3,033	*	Meridian Resource Corp	12,648
4,800	*	Newfield Exploration Co	235,680
7,300		Noble Energy, Inc	342,370
2,250	*	Parallel Petroleum Corp	31,500
4,062	*	PetroHawk Energy Corp	58,533
200	*	Petroleum Development Corp	7,668
1,493	*	Petroquest Energy, Inc	15,587
6,169		Pioneer Natural Resources Co	338,801
2,735	*	Plains Exploration & Production Co	117,113
3,700		Pogo Producing Co	218,078
4,100	*	Pride International, Inc	116,891
3,000	*	Quicksilver Resources, Inc	143,370
2,500		Range Resources Corp	96,525
1,200	*	Remington Oil & Gas Corp	49,800
2,100		Rowan Cos, Inc	74,529
2,600		St. Mary Land & Exploration Co	95,160
2,300	*	Stone Energy Corp	140,392
800	*	Swift Energy Co	36,600
3,500		Tidewater, Inc	170,345
1,156	*	Toreador Resources Corp	40,922
9,793	*	Transmontaigne, Inc	78,246
491	*	Tri-Valley Corp	4,885
1,200	*	Unit Corp	66,336
3,300		Vintage Petroleum, Inc	150,678
2,100		W&T Offshore, Inc	68,103
1,000	*	Whiting Petroleum Corp	43,840
11,376		XTO Energy, Inc	515,560

		TOTAL OIL AND GAS EXTRACTION	8,536,884

PAPER AND ALLIED PRODUCTS - 0.81%
2,100		Bemis Co	51,870
2,200		Bowater, Inc	62,194
4,800	*	Buckeye Technologies, Inc	38,976
2,300		Chesapeake Corp	42,297
9,700		Kimberly-Clark Corp	577,441
10,800		MeadWestvaco Corp	298,296
2,200		Packaging Corp of America	42,702

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

1,600		Rock-Tenn Co (Class A)	$24,160
3,200		Sonoco Products Co	87,392
2,600		Temple-Inland, Inc	106,210

		TOTAL PAPER AND ALLIED PRODUCTS	1,331,538

PERSONAL SERVICES - 0.01%
400	*	Weight Watchers International, Inc	20,632

		TOTAL PERSONAL SERVICES	20,632

PETROLEUM AND COAL PRODUCTS - 1.35%
9,200		EOG Resources, Inc	689,080
5,862		Frontier Oil Corp	259,980
1,300	*	Giant Industries, Inc	76,102
811	*	Headwaters, Inc	30,331
6,600		Sunoco, Inc	516,120
5,800		Valero Energy Corp	655,748

		TOTAL PETROLEUM AND COAL PRODUCTS	2,227,361

PRIMARY METAL INDUSTRIES - 1.10%
2,218	*	Aleris International, Inc	60,884
2,009	*	Century Aluminum Co	45,162
19,981	*	Corning, Inc	386,233
400	*	General Cable Corp	6,720
2,303		Gibraltar Industries, Inc	52,670
1,400		Hubbell, Inc (Class B)	65,702
900	*	Lone Star Technologies, Inc	50,031
2,000	*	Maverick Tube Corp	60,000
2,600		Mueller Industries, Inc	72,202
1,243	*	NS Group, Inc	48,788
6,900		Nucor Corp	407,031
900		Quanex Corp	59,598
1,272		Schnitzer Steel Industries, Inc (Class A)	41,429
2,512		Steel Dynamics, Inc	85,307
2,600		Steel Technologies, Inc	67,418
5,001	*	Superior Essex, Inc	90,068
3,983		Tredegar Corp	51,819
1,904	*	Wheeling-Pittsburgh Corp	31,854
6,800		Worthington Industries, Inc	143,004

		TOTAL PRIMARY METAL INDUSTRIES	1,825,920

PRINTING AND PUBLISHING - 1.02%
1,000	*	ACCO Brands Corp	28,220
1,100		Dex Media, Inc	30,569
600		Dow Jones & Co, Inc	22,914
300	*	Dun & Bradstreet Corp	19,761

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

2,800		EW Scripps Co	$139,916
100		Harte-Hanks, Inc	2,643
12,100		McGraw-Hill Cos, Inc	581,284
2,800		New York Times Co (Class A)	83,300
6,600		R.R. Donnelley & Sons Co	244,662
807		Standard Register Co	12,065
10,600		Tribune Co	359,234
200		Washington Post Co (Class B)	160,500

		TOTAL PRINTING AND PUBLISHING	1,685,068

RAILROAD TRANSPORTATION - 0.44%
2,400	*	Kansas City Southern Industries, Inc	55,944
16,400		Norfolk Southern Corp	665,184

		TOTAL RAILROAD TRANSPORTATION	721,128

REAL ESTATE - 0.01%
2,796		Stewart Enterprises, Inc (Class A)	18,537

		TOTAL REAL ESTATE	18,537

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.06%
1,500		Cooper Tire & Rubber Co	22,905
1,300	*	Sealed Air Corp	61,698
400	*	Skechers U.S.A., Inc (Class A)	6,548

		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	91,151

SECURITY AND COMMODITY BROKERS - 2.38%
600		A.G. Edwards. Inc	26,286
2,699	*	Ameritrade Holding Corp	57,975
22,500		Charles Schwab Corp	324,675
500		Chicago Mercantile Exchange Holdings, Inc	168,650
5,800		Franklin Resources, Inc	486,968
8,863		Goldman Sachs Group, Inc	1,077,564
200	*	Investment Technology Group, Inc	5,920
400		Janus Capital Group, Inc	5,780
1,850		Legg Mason, Inc	202,926
21,600		Merrill Lynch & Co, Inc	1,325,160
226	*	Piper Jaffray Cos	6,748
600		SEI Investments Co	22,548
3,500		T Rowe Price Group, Inc	228,550

		TOTAL SECURITY AND COMMODITY BROKERS	3,939,750

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

SPECIAL TRADE CONTRACTORS - 0.03%
500	*	Layne Christensen Co	11,775
2,322	*	Quanta Services, Inc	$29,629

		TOTAL SPECIAL TRADE CONTRACTORS	41,404

STONE, CLAY, AND GLASS PRODUCTS - 0.05%
173	*	Cabot Microelectronics Corp	5,083
300		CARBO Ceramics, Inc	19,797
26		Eagle Materials, Inc	3,155
89		Eagle Materials, Inc (Class B)	10,297
2,652		Gentex Corp	46,145

		TOTAL STONE, CLAY, AND GLASS PRODUCTS	84,477

TRANSPORTATION BY AIR - 0.61%
700	*	Airtran Holdings, Inc	8,862
700	*	Alaska Air Group, Inc	20,342
2,370	*	AMR Corp	26,497
2,600	*	Continental Airlines, Inc (Class B)	25,116
2,673	b,*	Delta Air Lines, Inc	2,005
500	*	ExpressJet Holdings, Inc	4,485
5,884		FedEx Corp	512,673
3,155	*	Frontier Airlines, Inc	30,856
1,050	*	JetBlue Airways Corp	18,480
2,884	*	Mesa Air Group, Inc	23,793
458		Skywest, Inc	12,283
21,900		Southwest Airlines Co	325,215

		TOTAL TRANSPORTATION BY AIR	1,010,607

TRANSPORTATION EQUIPMENT - 0.89%
500	*	Aftermarket Technology Corp	9,195
1,500		American Axle & Manufacturing Holdings, Inc	34,620
2,100		ArvinMeritor, Inc	35,112
3,100		Autoliv, Inc	134,850
2,341		Brunswick Corp	88,326
1,200		Coachmen Industries, Inc	13,788
5,500		Dana Corp	51,755
6,051		Delphi Corp	16,701
300		Federal Signal Corp	5,127
1,500	*	Fleetwood Enterprises, Inc	18,450
7,500		Genuine Parts Co	321,750
828		Greenbrier Cos, Inc	27,523
7,700		Harley-Davidson, Inc	372,988
2,100		Harsco Corp	137,697
900		JLG Industries, Inc	32,931
690		Noble International Ltd	16,670
3,200		Standard Motor Products, Inc	25,952
2,300		Superior Industries International, Inc	49,496
1,800	*	Tenneco Automotive, Inc	31,518

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

300		Thor Industries, Inc	$10,200
400	*	TRW Automotive Holdings Corp	11,736
471		Wabash National Corp	9,260
500		Westinghouse Air Brake Technologies Corp	13,640

		TOTAL TRANSPORTATION EQUIPMENT	1,469,285

TRANSPORTATION SERVICES - 0.09%
2,300		GATX Corp	90,965
650	*	RailAmerica, Inc	7,735
2,305		Sabre Holdings Corp	46,745

		TOTAL TRANSPORTATION SERVICES	145,445

TRUCKING AND WAREHOUSING - 0.62%
14,829		United Parcel Service, Inc (Class B)	1,025,129

		TOTAL TRUCKING AND WAREHOUSING	1,025,129

WATER TRANSPORTATION - 0.03%
1,600	*	Gulfmark Offshore, Inc	51,632
200	*	Hornbeck Offshore Services, Inc	7,326

		TOTAL WATER TRANSPORTATION	58,958

WHOLESALE TRADE-DURABLE GOODS - 0.60%
5,400	*	Aviall, Inc	182,412
3,400		Barnes Group, Inc	121,924
1,200		BorgWarner, Inc	67,752
1,577	*	Castle (A.M.) & Co	27,598
380	*	Cytyc Corp	10,203
1,900		IKON Office Solutions, Inc	18,962
600	*	Ingram Micro, Inc (Class A)	11,124
1,000		Omnicare, Inc	56,230
1,500	*	Patterson Cos, Inc	60,045
2,100		Reliance Steel & Aluminum Co	111,153
4,300		Ryerson Tull, Inc	91,590
200	*	Strattec Security Corp	10,370
2,000	*	Sycamore Networks, Inc	7,540
200	*	Tech Data Corp	7,342
5,874	*	Visteon Corp	57,448
2,400		W.W. Grainger, Inc	151,008

		TOTAL WHOLESALE TRADE-DURABLE GOODS	992,701

WHOLESALE TRADE-NONDURABLE GOODS - 1.45%
500	*	Allscripts Healthcare Solutions, Inc	9,010
11,368		Cardinal Health, Inc	721,186

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

4,100	*	Endo Pharmaceuticals Holdings, Inc	$109,347
400	*	Henry Schein, Inc	17,048
8,400		McKesson Corp	398,580
2,339	*	Metals USA, Inc	47,856
5,000		Nike, Inc (Class B)	408,400
1,672	*	Priority Healthcare Corp (Class B)	46,582
500		Reebok International, Ltd	28,285
7,600		Safeway, Inc	194,560
1,700		Stride Rite Corp	21,794
600		Supervalu, Inc	18,672
12,000		Sysco Corp	376,440

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	2,397,760

		TOTAL COMMON STOCKS	164,772,012
		(Cost $145,353,563)

PRINCIPAL

SHORT-TERM INVESTMENTS - 0.28%
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 0.28%
$ 460,000		Federal Home Loan Bank (FHLB), 3.180%, 10/03/05	460,000

		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES	460,000

		TOTAL SHORT-TERM INVESTMENTS
		(Cost $459,919)	460,000

		TOTAL PORTFOLIO - 99.93%
		(Cost $145,813,482)	165,232,012
		OTHER ASSETS & LIABILITIES, NET - 0.07%	114,616

		NET ASSETS - 100.00%	$165,346,628

*		Non-income producing
b		In bankruptcy

		For ease of presentation, we have grouped a number of industry classification categories together in
		the Statement of Investments. Note that the Funds use more specific industry categories in following
		their investment limitations on industry concentration.

		At September 30, 2005, the aggregate cost of portfolio investments for federal income tax purposes was
		$146,375,050. Net unrealized appreciation of portfolio investments aggregated $18,856,962 of which $26,117,993 related
		to appreciated portfolio investments and $7,261,031 related to depreciated portfolio investments.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Bond Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
BOND FUND
STATEMENT OF INVESTMENTS
September 30, 2005

				MATURITY	MOODYS
PRINCIPAL			RATE	DATE	RATING +	VALUE

BONDS - 98.00%

CORPORATE BONDS - 24.58%

AGRICULTURAL SERVICES - 0.07%
$ 1,000,000	g	Yara International ASA	5.250	12/15/14	Baa2	$987,165

		TOTAL AGRICULTURAL SERVICES				987,165

ASSET BACKED - 2.19%
563,829	v	AQ Finance NIM Trust Series 2004-RN2	4.030	04/25/09	Aaa	564,094
524,248	v	AQ Finance NIM Trust Series 2004-RN3	4.010	05/25/09	Aaa	524,494
600,000		Centex Home Equity Series 2004-C (Class AF5)	5.980	06/25/34	Aaa	604,420
2,000,000		Chase Funding Mortgage Loan Asset-Backed Certificates Series 2004-2 (Class 1A2)	3.777	01/25/22	Aaa	1,986,002
1,000,000		Chase Funding Mortgage Loan Asset-Backed Certificates Series 2004-2 (Class 1B)	5.700	02/25/34	Baa2	976,880
1,000,000		Chase Funding Mortgage Loan Asset-Backed Certificates Series 2004-2 (Class 1M1)	5.700	02/25/34	Aa2	1,008,622
1,500,000		CIT Equipment Collateral Series 2005-VT1 (Class A4)	4.360	11/20/12	Aaa	1,491,211
2,210,000		CIT Group Home Equity Loan Trust Series 2002-1 (Class AF6)	6.200	02/25/30	Aaa	2,261,703
781,943		Countrywide Home Equity Loan Trust Series 2004-B (Class 1A)	3.988	02/15/29	Aaa	782,944
941,369		Detroit Edison Securitization Funding LLC Series 2001-1 (Class A3)	5.875	03/01/10	Aaa	958,225
3,000,000		Golden Securities Corp Series 2003-A (Class A1)	3.993	12/02/13	Aaa	3,010,575
550,000		Peco Energy Transition Trust Series 1999-A (Class A7)	6.130	03/01/09	Aaa	568,462
785,126		Public Service New Hampshire Funding LLC Series 2001-1 (Class A2)	5.730	11/01/10	Aaa	796,032
8,000,000		Residential Asset Mortgage Products, Inc Series 2004-RS11 (Class M1)	4.450	11/25/34	Aa1	8,012,920
762,512		Residential Asset Securities Corp Series 1999-KS2 (Class AI9)	7.150	07/25/30	Aaa	760,340
879,531		Residential Asset Securities Corp Series 2001-KS2 (Class AI6)	6.489	10/25/30	Aaa	896,070
1,812,500		Totem Ocean Trailer Express, Inc	4.514	12/18/19	NR	1,785,457
2,000,000		Wachovia Bank Commercial Mortgage Trust Series 2005-C20 (Class AJ)	5.296	07/15/42	Aaa	2,013,202
2,933,433		Wachovia Loan Trust Series 2005-SD1 (Class A)	4.190	05/25/35	NR	2,932,577

		TOTAL ASSET BACKED				31,934,230

BUILDING MATERIALS AND GARDEN SUPPLIES - 0.09%
1,250,000		Home Depot, Inc	4.625	08/15/10	Aa3	1,245,789

		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES				1,245,789

BUSINESS SERVICES - 0.03%
410,000		Cendant Corp (Sr Note)	7.375	01/15/13	Baa1	444,651

		TOTAL BUSINESS SERVICES				444,651

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Bond Fund

				MATURITY	MOODYS
PRINCIPAL			RATE	DATE	RATING +	VALUE

CHEMICALS AND ALLIED PRODUCTS - 0.66%
$ 280,000		Colgate-Palmolive Co	6.450	06/16/28	Aa3	$326,414
280,000		EI Du Pont de Nemours & Co	3.375	11/15/07	Aa3	273,261
1,645,000		EI Du Pont de Nemours & Co	4.125	03/06/13	Aa3	1,573,469
1,500,000		Genentech, Inc	4.750	07/15/15	A1	1,470,251
900,000		Genentech, Inc	5.250	07/15/35	A1	865,245
250,000		Lubrizol Corp (Sr Note)	4.625	10/01/09	Baa3	246,268
830,000		Merck & Co, Inc	5.250	07/01/06	Aa3	833,453
1,100,000		Merck & Co, Inc (Deb)	5.950	12/01/28	Aa3	1,125,746
2,900,000		Procter & Gamble Co (Sr Note)	4.950	08/15/14	Aa3	2,929,314

		TOTAL CHEMICALS AND ALLIED PRODUCTS				9,643,421

COMMUNICATIONS - 2.16%
1,000,000		America Movil SA de CV (Unsecured Note)	6.375	03/01/35	A3	970,270
16,000		AT&T Corp	6.000	03/15/09	Ba1	16,452
280,000		BellSouth Corp	6.875	10/15/31	A2	312,266
1,500,000	d	British Telecommunications plc	8.875	12/15/30	Baa1	2,038,170
2,500,000		Comcast Cable Communications Holdings, Inc (Guarantee Note)	8.375	03/15/13	Baa2	2,956,830
1,750,000		Comcast Corp	5.650	06/15/35	Baa2	1,632,198
410,000		Comcast Corp (Guarantee Note)	7.050	03/15/33	Baa2	457,144
500,000		COX Communications, Inc	4.625	06/01/13	Baa3	473,557
1,500,000	g	COX Communications, Inc	5.450	12/15/14	Baa3	1,490,453
1,930,000	g	COX Enterprises, Inc	4.375	05/01/08	Baa3	1,895,696
550,000		Deutsche Telekom International Finance BV (Guarantee Note)	3.875	07/22/08	A3	539,917
1,410,000		Deutsche Telekom International Finance BV (Guarantee Note)	8.750	06/15/30	A3	1,822,717
500,000		France Telecom SA	7.750	03/01/11	A3	567,353
1,970,000		New Cingular Wireless Services, Inc (Sr Note)	7.875	03/01/11	Baa2	2,233,424
550,000		New Cingular Wireless Services, Inc (Sr Note)	8.750	03/01/31	Baa2	740,117
1,500,000		SBC Communications, Inc	4.125	09/15/09	A2	1,460,633
2,000,000		SBC Communications, Inc	5.100	09/15/14	A2	1,981,835
3,000,000		Sprint Capital Corp	8.375	03/15/12	Baa2	3,529,526
750,000		Sprint Capital Corp (Guarantee Note)	7.625	01/30/11	Baa2	841,361
750,000		Telecom Italia Capital SA	4.875	10/01/10	Baa2	745,178
1,660,000		Verizon New Jersey, Inc (Deb)	5.875	01/17/12	A1	1,712,347
750,000		Verizon Virginia, Inc (Deb)	4.625	03/15/13	A1	717,891
830,000		Verizon Wireless Capital LLC	5.375	12/15/06	A3	836,601
1,380,000		Verizon/New England (Sr Note)	6.500	09/15/11	A3	1,450,809

		TOTAL COMMUNICATIONS				31,422,745

DEPOSITORY INSTITUTIONS - 2.85%
1,000,000		Bank of America Corp (Sr Note)	3.375	02/17/09	Aa2	961,686
1,410,000		Bank of America Corp (Sr Note)	4.875	01/15/13	Aa2	1,407,937
2,250,000		Bank of America Corp (Sub Note)	4.750	08/15/13	Aa3	2,222,572
2,000,000		Bank One Corp	2.625	06/30/08	Aa3	1,897,780
1,200,000		Bank One Corp (Sub Note)	5.900	11/15/11	A1	1,255,768
2,000,000		Bank One Corp (Sub Note)	5.250	01/30/13	A1	2,020,700
1,100,000		Bank One NA/Chicago IL	5.500	03/26/07	Aa2	1,115,142
410,000		BB&T Corp (Sub Note)	6.500	08/01/11	A1	443,169
1,500,000		Citigroup, Inc	4.625	08/03/10	Aa1	1,491,776
3,525,000	Citigroup, Inc (Sub Note)	5.000	09/15/14	Aa2	3,507,845
2,550,000	Citigroup, Inc (Sub Note)	5.875	02/22/33	Aa2	2,623,913

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Bond Fund

				MATURITY	MOODYS
PRINCIPAL			RATE	DATE	RATING +	VALUE

$ 410,000		Golden West Financial Corp (Sr Note)	4.750	10/01/12	A1	$406,442
410,000		Greenpoint Financial Corp (Sr Note)	3.200	06/06/08	A2	393,107
550,000		JPMorgan Chase & Co (Sub Note)	7.875	06/15/10	A1	616,937
250,000		JPMorgan Chase & Co (Unsecured Note)	4.500	01/15/12	Aa3	243,340
2,500,000		M&I Marshall & Ilsley Bank	4.400	03/15/10	Aa3	2,465,990
830,000		M&I Marshall & Ilsley Bank (Sr Note)	4.125	09/04/07	Aa3	823,208
650,000	h	MBNA America Bank NA	4.625	08/03/09	Baa1	647,326
1,100,000		Mellon Funding Corp (Guarantee Note)	4.875	06/15/07	A1	1,105,510
550,000		Mellon Funding Corp (Guarantee Note)	6.400	05/14/11	A2	591,649
550,000		National Westminster Bank plc United Kingdom (Sub Note)	7.375	10/01/09	Aa2	602,208
550,000		PNC Funding Corp (Guarantee Note)	5.750	08/01/06	A2	555,356
1,100,000		Regions Financial Corp/Old (Sub Note)	6.375	05/15/12	A2	1,187,648
550,000		Suntrust Bank (Sub Note)	7.250	09/15/06	Aa3	564,327
1,400,000		US Bancorp (Sr Note)	4.500	07/29/10	Aa2	1,386,057
550,000		Wachovia Bank NA/Old	4.850	07/30/07	Aa2	552,811
1,500,000		Wachovia Bank NA/Old (Sub Note)	4.875	02/01/15	Aa3	1,478,589
1,400,000		Wachovia Corp (Sub Note)	5.250	08/01/14	A1	1,415,882
1,650,000		Washington Mutual Bank	4.500	08/25/08	A2	1,641,254
5,000,000		Wells Fargo & Co (Sr Unsecured Note)	4.625	08/09/10	Aa1	4,974,650
830,000		Wells Fargo Bank NA (Sub Note)	6.450	02/01/11	Aa1	893,629

		TOTAL DEPOSITORY INSTITUTIONS				41,494,208

ELECTRIC, GAS, AND SANITARY SERVICES - 1.68%
229,000		American Electric Power Co, Inc	6.125	05/15/06	Baa2	231,226
500,000		Carolina Power & Light Co (First Mortgage Bond)	5.700	04/01/35	A3	505,797
410,000		CenterPoint Energy Resources Corp (Sr Note)	7.875	04/01/13	Baa3	472,508
410,000		Consolidated Edison Co of New York (Deb)	4.875	02/01/13	A1	411,154
1,000,000		Consolidated Edison Co of New York (Sr Note)	4.700	06/15/09	A1	1,001,896
1,389,000		Consolidated Natural Gas Co (Sr Note)	6.250	11/01/11	A3	1,476,226
500,000		Consolidated Natural Gas Co (Sr Note)	5.000	12/01/14	A3	491,748
750,000		Consumers Energy Co (First Mortgage Bond)	4.400	08/15/09	Baa3	736,293
1,340,000		FirstEnergy Corp	6.450	11/15/11	Baa3	1,426,919
1,500,000		Florida Power & Light Co (First Mortgage Bond)	4.850	02/01/13	Aa3	1,501,929
1,000,000		Florida Power Corp (First Mortgage Bond)	4.500	06/01/10	A2	987,853
550,000		FPL Group Capital, Inc (Guarantee Note)	7.625	09/15/06	A2	565,766
2,000,000		KeySpan Corp	4.900	05/16/08	A3	2,008,328
2,500,000		Kinder Morgan Energy Partners Lp	5.125	11/15/14	Baa1	2,468,890
410,000		National Fuel Gas Co	5.250	03/01/13	Baa1	413,037
500,000		Nisource Finance Corp (Guarantee Note)	7.875	11/15/10	Baa3	562,009
1,000,000		Northern States Power-Minnesota (First Mortgage Bond)	5.250	07/15/35	A2	968,491
1,000,000		Pacific Gas & Electric Co (Unsecured Note)	6.050	03/01/34	Baa1	1,043,863
1,000,000	g	Pemex Project Funding Master Trust (Guarantee Note)	5.750	12/15/15	Baa1	990,940
410,000		Public Service Co of Colorado	5.500	04/01/14	A3	424,689
250,000		Southern California Edison Co (First Mortgage Bond)	6.000	01/15/34	A3	265,383
1,150,000		Southern California Edison Co (First Mortgage Bond)	5.350	07/15/35	A3	1,114,093
1,100,000		Texas Eastern Transmission Lp (Sr Note)	5.250	07/15/07	Baa2	1,105,945
340,000		TXU Electric Delivery Co (Secured Note)	7.250	01/15/33	Baa1	401,060
1,900,000		Virginia Electric and Power Co (Sr Note)	4.750	03/01/13	A3	1,869,873
1,000,000		Washington Gas Light	7.310	10/30/07	A2	1,051,536

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES				24,497,452

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Bond Fund

				MATURITY	MOODYS
PRINCIPAL			RATE	DATE	RATING +	VALUE

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 0.18%
$ 550,000		Cooper Industries, Inc (Guarantee Note)	5.250	07/01/07	A3	$552,852
1,100,000		Emerson Electric Co	5.000	12/15/14	A2	1,097,676
1,000,000		General Electric Co	5.000	02/01/13	Aaa	1,007,997

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT				2,658,525

FABRICATED METAL PRODUCTS - 0.14%
2,000,000		Illinois Tool Works, Inc	5.750	03/01/09	Aa3	2,056,477

		TOTAL FABRICATED METAL PRODUCTS				2,056,477

FOOD AND KINDRED PRODUCTS - 0.48%
1,750,000		Anheuser-Busch Cos, Inc (Sr Note)	6.000	04/15/11	A1	1,851,633
410,000		Bottling Group LLC (Guarantee Note)	4.625	11/15/12	Aa3	406,720
900,000	g	Bunge Ltd Finance Corp	5.100	07/15/15	Baa2	887,799
1,100,000		Coors Brewing Co (Guarantee Note)	6.375	05/15/12	Baa2	1,164,739
550,000		Kellogg Co	6.600	04/01/11	Baa1	598,103
500,000		Kraft Foods, Inc	6.500	11/01/31	A3	554,313
550,000		PepsiAmericas, Inc	4.875	01/15/15	Baa1	542,976
1,000,000		WM Wrigley Jr Co	4.650	07/15/15	A1	983,884

		TOTAL FOOD AND KINDRED PRODUCTS				6,990,167

FOOD STORES - 0.19%
1,100,000		Kroger Co (Guarantee Note)	6.800	04/01/11	Baa2	1,170,125
1,000,000	h	Safeway, Inc (Sr Unsecured Note)	4.125	11/01/08	Baa2	972,696
550,000		Safeway, Inc (Sr Unsecured Note)	7.250	02/01/31	Baa2	575,196

		TOTAL FOOD STORES				2,718,017

FURNITURE AND FIXTURES - 0.23%
830,000		Masco Corp	4.625	08/15/07	Baa1	828,471
1,500,000		Masco Corp	4.800	06/15/15	Baa1	1,454,831
1,100,000		Newell Rubbermaid, Inc	6.000	03/15/07	Baa2	1,125,425

		TOTAL FURNITURE AND FIXTURES				3,408,727

GENERAL BUILDING CONTRACTORS - 0.50%
3,550,000		Centex Corp	5.250	06/15/15	Baa2	3,396,631
3,900,000		Lennar Corp (Sr Unsecured Note)	5.600	05/31/15	Baa3	3,820,385

		TOTAL GENERAL BUILDING CONTRACTORS				7,217,016

GENERAL MERCHANDISE STORES - 0.43%
1,000,000	g	May Department Stores Co	3.950	07/15/07	Baa1	986,275

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Bond Fund

				MATURITY	MOODYS
PRINCIPAL			RATE	DATE	RATING +	VALUE

$ 1,500,000		Target Corp	4.000	06/15/13	A2	$1,418,013
400,000		Wal-Mart Stores, Inc	5.250	09/01/35	Aa2	387,383
1,380,000		Wal-Mart Stores, Inc (Sr Note)	6.875	08/10/09	Aa2	1,486,611
2,000,000		Wal-Mart Stores, Inc (Sr Unsecured Note)	4.000	01/15/10	Aa2	1,948,970

		TOTAL GENERAL MERCHANDISE STORES				6,227,252

HEALTH SERVICES - 0.03%
410,000		Laboratory Corp of America Holdings (Sr Note)	5.500	02/01/13	Baa3	412,227

		TOTAL HEALTH SERVICES				412,227

HOLDING AND OTHER INVESTMENT OFFICES - 0.37%
410,000		Boston Properties Lp (Sr Note)	6.250	01/15/13	Baa2	435,600
750,000		Colonial Properties Trust	6.250	06/15/14	Baa3	773,876
750,000	g	iStar Financial, Inc (Sr Note)	5.700	03/01/14	Baa3	750,702
2,000,000		iStar Financial, Inc (Sr Unsecured Note)	5.150	03/01/12	Baa3	1,950,490
500,000	g	Mantis Reef Ltd	4.799	11/03/09	A3	492,265
1,000,000		Simon Property Group Lp	4.600	06/15/10	Baa1	983,670

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES				5,386,603

INDUSTRIAL MACHINERY AND EQUIPMENT - 0.15%
1,250,000		Hewlett-Packard Co	6.500	07/01/12	A3	1,357,825
750,000		International Business Machines Corp (Deb)	6.220	08/01/27	A1	821,624

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT				2,179,449

INSTRUMENTS AND RELATED PRODUCTS - 0.11%
900,000	g	Medtronic, Inc	4.750	09/15/15	A1	888,891
750,000		Thermo Electron Corp	5.000	06/01/15	Baa1	731,547

		TOTAL INSTRUMENTS AND RELATED PRODUCTS				1,620,438

INSURANCE CARRIERS - 0.80%
500,000		Allstate Corp	5.000	08/15/14	A1	497,215
2,000,000		American International Group, Inc	5.050	10/01/15	Aa2	1,991,009
2,000,000		International Lease Finance Corp (Unsub Note)	3.500	04/01/09	A1	1,911,448
410,000		Lincoln National Corp	5.250	06/15/07	A3	414,078
750,000		Metlife, Inc (Sr Note)	5.700	06/15/35	A2	745,163
1,150,000		Metlife, Inc (Sr Unsecured Note)	5.000	06/15/15	A2	1,134,468
1,500,000	g	Pricoa Global Funding I	4.625	06/25/12	Aa3	1,470,674
2,000,000		UnitedHealth Group, Inc (Sr Note)	3.300	01/30/08	A2	1,942,812
500,000		WellPoint, Inc	3.500	09/01/07	Baa1	488,507
1,000,000		WellPoint, Inc	4.250	12/15/09	Baa1	979,151

		TOTAL INSURANCE CARRIERS				11,574,525

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Bond Fund

				MATURITY	MOODYS
PRINCIPAL			RATE	DATE	RATING +	VALUE

METAL MINING - 0.16%
$ 500,000		Barrick Gold Corp	5.800	11/15/34	Baa1	$495,866
500,000		Barrick Gold Finance Co	4.875	11/15/14	Baa1	487,297
900,000	g	Corp Nacional del Cobre de Chile - CODELCO (Sr Note)	4.750	10/15/14	Aa3	873,116
550,000		Falconbridge Ltd/Old	5.375	06/01/15	Baa3	534,506

		TOTAL METAL MINING				2,390,785

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.06%
500,000	d	Tyco International Group SA (Guarantee Note)	5.800	08/01/06	Baa3	504,706
410,000		Tyco International Group SA (Guarantee Note)	6.000	11/15/13	Baa3	432,924

		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES				937,630

MISCELLANEOUS RETAIL - 0.07%
1,000,000	g	CVS Corp	4.875	09/15/14	A3	978,485

		TOTAL MISCELLANEOUS RETAIL				978,485

MOTION PICTURES - 0.39%
1,950,000		Historic TW, Inc (Guarantee Note)	6.625	05/15/29	Baa1	2,040,731
500,000		News America, Inc (Guarantee Note)	7.625	11/30/28	Baa3	574,824
1,000,000		News America, Inc (Guarantee Note)	6.200	12/15/34	Baa3	1,001,912
1,350,000		Time Warner, Inc (Guarantee Note)	6.875	05/01/12	Baa1	1,474,786
550,000		Walt Disney Co	5.500	12/29/06	Baa1	555,332

		TOTAL MOTION PICTURES				5,647,585

NONDEPOSITORY INSTITUTIONS - 2.78%
2,000,000		American Honda Finance Corp	4.500	05/26/09	A1	1,988,628
1,500,000		Capital One Financial Corp	5.500	06/01/15	Baa3	1,510,156
500,000		CIT Group Funding Co of Canada	4.650	07/01/10	A2	494,953
2,000,000		CIT Group, Inc (Sr Note)	4.750	08/15/08	A2	2,002,229
500,000		CIT Group, Inc (Sr Note)	5.125	09/30/14	A2	497,051
500,000		Countrywide Home Loans, Inc (Guarantee Note)	4.000	03/22/11	A3	474,653
2,750,000		Ford Motor Credit Co	5.700	01/15/10	Baa3	2,510,640
1,000,000		Ford Motor Credit Co	7.375	02/01/11	Baa3	959,160
750,000		Ford Motor Credit Co (Sr Note)	5.800	01/12/09	Baa3	699,375
1,000,000	d	General Electric Capital Corp	4.125	03/04/08	Aaa	990,178
1,500,000		General Electric Capital Corp	3.500	05/01/08	Aaa	1,461,404
1,500,000		General Electric Capital Corp	3.250	06/15/09	Aaa	1,429,605
2,750,000		General Electric Capital Corp	4.375	11/21/11	Aaa	2,688,692
3,400,000		General Electric Capital Corp	5.875	02/15/12	Aaa	3,596,887
750,000		HSBC Bank USA NA/New York NY (Sub Note)	5.625	08/15/35	Aa3	737,176
500,000		HSBC Capital Funding Lp/Jersey Channel Islands (Guarantee Note)	4.610	12/29/49	A1	478,318
2,280,000		HSBC Finance Corp	4.750	07/15/13	A1	2,227,930
2,150,000		HSBC Finance Corp	5.000	06/30/15	A1	2,114,371
3,000,000		HSBC Finance Corp (Unsecured Note)	4.125	11/16/09	A1	2,920,322

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Bond Fund

			MATURITY	MOODYS
PRINCIPAL		RATE	DATE	RATING +	VALUE

$ 2,000,000	HSBC Finance Corp (Unsecured Note)	4.750	04/15/10	A1	$1,990,150
2,500,000	HSBC Finance Corp (Unsecured Note)	5.250	04/15/15	A1	2,507,772
1,150,000	John Deere Capital Corp (Sr Note)	4.500	08/25/08	A3	1,144,519
410,000	MBNA America Bank NA	5.375	01/15/08	Baa1	416,299
830,000	National Rural Utilities Cooperative Finance Corp	5.750	08/28/09	A2	860,693
2,250,000		Popular North America, Inc (Sr Note)	3.875	10/01/08	A3	2,186,616
500,000	g	Rabobank Capital Funding Trust (Sub Note)	5.254	12/31/49	Aa2	498,158
410,000		SLM Corp	4.000	01/15/09	A2	401,250
690,000		Toyota Motor Credit Corp	2.875	08/01/08	Aaa	658,585

		TOTAL NONDEPOSITORY INSTITUTIONS				40,445,770

OIL AND GAS EXTRACTION - 1.07%
1,380,000		Burlington Resources Finance Co (Guarantee Note)	6.400	08/15/11	Baa1	1,473,763
4,000,000	v	Cal Dive International, Inc	4.930	02/01/27	NR	4,000,000
1,650,000		Canadian Natural Resources Ltd	5.850	02/01/35	Baa1	1,639,558
830,000		Devon Energy Corp (Sr Note)	2.750	08/01/06	Baa2	816,274
750,000	g	Empresa Nacional de Petroleo ENAP	6.750	11/15/12	A2	810,088
400,000		Enterprise Products Operating Lp (Sr Note)	4.000	10/15/07	Baa3	391,754
750,000		Enterprise Products Operating Lp (Sr Note)	5.600	10/15/14	Baa3	745,891
410,000		Equitable Resources, Inc	5.150	11/15/12	A2	416,612
500,000		Nexen, Inc	5.050	11/20/13	Baa2	498,389
1,100,000		Ocean Energy, Inc (Guarantee Note)	4.375	10/01/07	Baa3	1,089,901
550,000		Panhandle Eastern Pipe Line (Sr Note)	4.800	08/15/08	Baa3	545,730
500,000		PC Financial Partnership	5.000	11/15/14	Baa2	492,853
1,150,000		Petro-Canada	5.950	05/15/35	Baa2	1,150,718
1,000,000	g	Plains All American Pipeline Lp/PAA Finance Corp	4.750	08/15/09	Baa3	985,664
550,000		XTO Energy, Inc (Sr Unsecured Note)	5.300	06/30/15	Baa3	550,373

		TOTAL OIL AND GAS EXTRACTION				15,607,568

OTHER MORTGAGE BACKED SECURITIES - 2.82%
3,310,000	d	Banc of America Commercial Mortgage, Inc Series 2002-2 (Class A3)	5.118	07/11/43	N.A.	3,343,259
2,000,000		Banc of America Commercial Mortgage, Inc Series 2005-1 (Class B)	4.999	11/10/42	NR	2,005,434
6,000,000	d	Bear Stearns Commercial Mortgage Securities Series 2004-PWR5 (Class A5)	4.978	07/11/42	Aaa	5,986,536
1,500,000		Countrywide Alternative Loan Trust Series 2005-J8 (Class 1A5)	5.500	07/25/35	Aaa	1,486,650
2,980,196	h	Countrywide Home Loan Mortgage Pass Through Trust Series 2005-17 (Class 1A10)	5.250	09/25/35	NR	2,976,556
1,168,861		CS First Boston Mortgage Securities Corp Series 2004-8 (Class 7A1)	6.000	12/25/34	NR	1,179,868
1,660,000		Ge Capital Commercial Mortgage Corp Series 2003-C2 (Class A4)	5.145	07/10/37	Aaa	1,679,238
2,000,000		Greenwich Capital Commercial Funding Corp Series 2004-GG1 (Class A7)	5.317	06/10/36	Aaa	2,043,168
2,210,000		JP Morgan Chase Commercial Mortgage Securities Corp Series 2003-CB6 (Class A2)	5.255	07/12/37	Aaa	2,248,874
10,000,000	d	LB-UBS Commercial Mortgage Trust Series 2004-C7 (Class A6)	4.786	10/15/29	Aaa	9,834,020
1,300,000		LB-UBS Commercial Mortgage Trust Series 2005-C3 (Class A2)	4.553	07/15/30	Aaa	1,283,780
2,000,000		LB-UBS Commercial Mortgage Trust Series 2005-C5 (Class AJ)	5.057	09/15/40	NR	1,989,518
3,915,173		MASTR Alternative Loans Trust Series 2004-8 (Class 5A1)	6.000	09/25/34	NR	3,951,879
1,100,000		Wachovia Bank Commercial Mortgage Trust Series 2002-C2 (Class A4)	4.980	11/15/34	Aaa	1,100,278

		TOTAL OTHER MORTGAGE BACKED SECURITIES				41,109,058

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Bond Fund

				MATURITY	MOODYS
PRINCIPAL			RATE	DATE	RATING +	VALUE

PAPER AND ALLIED PRODUCTS - 0.47%
$ 1,000,000		Bemis Co (Sr Sub Note)	4.875	04/01/12	Baa1	$983,460
550,000		International Paper Co	3.800	04/01/08	Baa2	533,714
2,020,000		International Paper Co	5.850	10/30/12	Baa2	2,075,435
1,660,000		Kimberly-Clark Corp	7.100	08/01/07	Aa2	1,730,173
1,500,000	g	Sappi Papier Holding AG (Guarantee Note)	6.750	06/15/12	Baa3	1,525,754

		TOTAL PAPER AND ALLIED PRODUCTS				6,848,536

PETROLEUM AND COAL PRODUCTS - 0.26%
1,000,000		Conoco Funding Co (Guarantee Note)	6.350	10/15/11	A3	1,085,967
550,000		ConocoPhillips (Guarantee Note)	5.900	10/15/32	A3	594,210
750,000		Enterprise Products Operating Lp (Guarantee Note)	5.000	03/01/15	Baa3	712,222
500,000		Enterprise Products Operating Lp (Sr Note)	4.950	06/01/10	Baa3	490,914
900,000	g	PTT PCL	5.875	08/03/35	A2	864,022

		TOTAL PETROLEUM AND COAL PRODUCTS				3,747,335

PIPELINES, EXCEPT NATURAL GAS - 0.07%
1,000,000		Enbridge Energy Partners Lp (Sr Note)	4.000	01/15/09	Baa2	967,879

		TOTAL PIPELINES, EXCEPT NATURAL GAS				967,879

PRIMARY METAL INDUSTRIES - 0.15%
1,150,000		Alcan, Inc	5.000	06/01/15	Baa1	1,130,223
500,000		Alcan, Inc	6.125	12/15/33	Baa1	517,776
500,000		Alcoa, Inc	6.500	06/01/11	A2	538,532

		TOTAL PRIMARY METAL INDUSTRIES				2,186,531

PRINTING AND PUBLISHING - 0.13%
1,700,000		Viacom, Inc (Guarantee Note)	7.700	07/30/10	A3	1,882,232

		TOTAL PRINTING AND PUBLISHING				1,882,232

RAILROAD TRANSPORTATION - 0.19%
1,000,000		Burlington Northern Santa Fe Corp	5.900	07/01/12	Baa2	1,055,744
550,000		Canadian National Railway Co	4.400	03/15/13	Baa1	531,721
287,000		Norfolk Southern Corp (Sr Note)	7.250	02/15/31	Baa1	350,041
263,000		Norfolk Southern Corp (Sr Unsecured Note)	5.590	05/17/25	Baa1	262,207
500,000		Union Pacific Corp	6.500	04/15/12	Baa2	541,152

		TOTAL RAILROAD TRANSPORTATION				2,740,865

SECURITY AND COMMODITY BROKERS - 1.70%
1,500,000		Bear Stearns Cos, Inc	5.700	11/15/14	A1	1,566,245

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Bond Fund

			MATURITY	MOODYS
PRINCIPAL		RATE	DATE	RATING +	VALUE

$ 2,150,000	Credit Suisse First Boston USA, Inc	4.875	08/15/10	Aa3	$2,152,034
650,000	Goldman Sachs Group Lp	4.500	06/15/10	Aa3	640,450
650,000	Goldman Sachs Group, Inc	5.500	11/15/14	Aa3	664,552
1,500,000	Goldman Sachs Group, Inc	6.125	02/15/33	Aa3	1,563,204
1,100,000	Lehman Brothers Holdings, Inc	6.250	05/15/06	A1	1,111,784
3,200,000	Lehman Brothers Holdings, Inc	4.000	01/22/08	A1	3,159,189
1,900,000	Lehman Brothers Holdings, Inc	6.625	01/18/12	A1	2,071,501
900,000	Merrill Lynch & Co, Inc	4.790	08/04/10	Aa3	897,187
1,000,000	Merrill Lynch & Co, Inc (Sr Unsub Note)	5.000	02/03/14	Aa3	997,376
830,000	Morgan Stanley	3.625	04/01/08	Aa3	810,021
1,000,000	Morgan Stanley	4.000	01/15/10	Aa3	967,690
3,250,000		Morgan Stanley	5.300	03/01/13	Aa3	3,291,992
4,637,285	g	Morgan Stanley Tracers	6.789	06/15/12	Baa2	4,877,033

		TOTAL SECURITY AND COMMODITY BROKERS				24,770,258

STONE, CLAY, AND GLASS PRODUCTS - 0.02%
280,000		CRH America, Inc (Guarantee Note)	6.400	10/15/33	Baa1	308,737

		TOTAL STONE, CLAY, AND GLASS PRODUCTS				308,737

TRANSPORTATION EQUIPMENT - 0.70%
1,000,000		DaimlerChrysler NA Holding Corp	4.875	06/15/10	A3	980,716
410,000		DaimlerChrysler NA Holding Corp (Guarantee Note)	6.500	11/15/13	A3	433,020
830,000		DaimlerChrysler NA Holding Corp (Guarantee Note)	8.500	01/18/31	A3	1,003,183
500,000		General Dynamics Corp (Guarantee Note)	3.000	05/15/08	A2	480,122
830,000		Harsco Corp (Sr Note)	5.125	09/15/13	A3	832,501
550,000		Lockheed Martin Corp	8.500	12/01/29	Baa2	760,245
410,000		Northrop Grumman Corp (Guarantee Note)	7.750	02/15/31	Baa2	527,608
1,100,000		United Technologies Corp	6.350	03/01/11	A2	1,181,878
500,000		United Technologies Corp (Sr Note)	5.400	05/01/35	A2	498,880
3,550,000		United Technologies Corp (Unsub Note)	4.875	11/01/06	A2	3,564,077

		TOTAL TRANSPORTATION EQUIPMENT				10,262,230

WHOLESALE TRADE-DURABLE GOODS - 0.03%
410,000		Johnson & Johnson (Deb)	3.800	05/15/13	Aaa	387,127

		TOTAL WHOLESALE TRADE-DURABLE GOODS				387,127

WHOLESALE TRADE-NONDURABLE GOODS - 0.17%
2,500,000		Sysco Corp (Sr Note)	5.375	09/21/35	A1	2,488,921

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS				2,488,921

		TOTAL CORPORATE BONDS				357,826,616
		(Cost $358,448,318)

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Bond Fund

				MATURITY	MOODYS
PRINCIPAL			RATE	DATE	RATING +	VALUE

GOVERNMENT BONDS - 73.42%

AGENCY SECURITIES - 28.86%
$ 16,020,000	d	Federal Farm Credit Bank (FFCB)	2.250	09/01/06	NR	$15,718,866
2,500,000		FFCB	3.375	07/15/08	Aaa	2,432,741
6,550,000		FFCB	3.875	01/12/09	Aaa	6,431,583
2,500,000		FFCB	4.125	04/15/09	NR	2,473,789
4,000,000		FFCB	4.700	08/10/15	Aaa	4,008,240
2,000,000		FFCB	4.875	07/20/23	NR	1,972,234
15,000,000		Federal Home Loan Bank (FHLB)	4.570	10/17/08	Aaa	14,937,603
4,250,000		FHLB (6.080% on 05/01/06)	2.500	04/20/09	Aaa	4,211,134
12,000,000		Federal Home Loan Mortgage Corp (FHLMC)	4.000	08/17/07	Aaa	11,917,888
5,000,000		FHLMC	3.550	11/15/07	Aaa	4,887,827
2,665,000		FHLMC	3.500	03/24/08	Aaa	2,603,720
1,820,000		FHLMC	5.750	04/15/08	NR	1,878,657
6,000,000		FHLMC	3.500	04/28/08	Aaa	5,870,802
5,000,000		FHLMC	3.600	05/22/08	Aaa	4,887,049
5,000,000		FHLMC	3.875	06/15/08	Aaa	4,931,173
4,000,000		FHLMC	4.625	09/15/08	Aaa	3,986,890
1,500,000		FHLMC	3.750	02/27/09	Aaa	1,465,396
33,000,000		FHLMC	7.000	03/15/10	Aaa	36,279,104
7,346,000		FHLMC	4.125	07/12/10	NR	7,220,557
5,384,000		Federal Home Loan Mortgage Corp (FHLMC)	6.875	09/15/10	Aaa	5,936,299
20,248,000		FHLMC	5.875	03/21/11	Aa2	21,325,943
3,870,000		FHLMC	6.375	08/01/11	Aa2	3,915,279
10,000,000		FHLMC	6.250	03/05/12	Aaa	10,206,329
6,000,000		FHLMC	4.375	07/17/15	NR	5,865,055
9,293,520		Federal Home Loan Mortgage Corp Gold (FGLMC)	4.500	05/01/19	NR	9,107,056
7,072,537		FGLMC	6.000	03/01/33	NR	7,197,184
2,143,926		FGLMC	6.000	03/01/33	NR	2,181,711
1,394,768		FGLMC	6.000	03/01/33	NR	1,419,254
4,153,415		FGLMC	6.000	05/01/35	NR	4,226,362
3,951,938		FGLMC	6.000	07/01/35	NR	4,021,347
3,178,308		FGLMC	6.000	08/01/35	NR	3,234,129
6,000,000	d	Federal National Mortgage Association (FNMA)	2.625	11/15/06	Aaa	5,888,066
20,000,000		FNMA	3.875	05/15/07	NR	19,848,680
11,000,000		FNMA	4.000	05/23/07	NR	10,909,329
4,000,000		FNMA	3.750	08/15/07	Aaa	3,952,996
9,000,000		FNMA	4.125	06/16/08	NR	8,895,500
3,000,000	d	FNMA	3.375	12/15/08	Aaa	2,905,007
10,000,000		FNMA	3.660	02/25/09	Aaa	9,717,574
43,500,000	d	FNMA	7.125	06/15/10	Aaa	48,241,944
5,000,000		FNMA	6.625	11/15/10	Aaa	5,469,223
2,000,000		FNMA	4.125	01/30/12	Aaa	1,934,394
10,000,000		FNMA	5.250	08/01/12	Aa2	10,234,039
5,000,000		FNMA	6.470	09/25/12	Aaa	5,549,355
2,911,234		FNMA	4.440	07/01/13	NR	2,843,402
3,714,134		FNMA	4.736	10/01/13	NR	3,695,664
3,415,388		FNMA	4.759	02/01/14	NR	3,405,620
15,563,186		FNMA	4.804	03/01/16	NR	15,641,676
11,444,206		FNMA	6.000	02/01/34	NR	11,637,350
15,858,280		FNMA	5.500	09/01/34	NR	15,859,422

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Bond Fund

				MATURITY	MOODYS
PRINCIPAL			RATE	DATE	RATING +	VALUE

$ 3,301,872		FNMA	5.500	09/01/34	NR	$3,302,110
6,921,071		FNMA	5.500	04/01/35	NR	6,920,207
3,317,980		FNMA	5.500	05/01/35	NR	3,317,566
1,000,000	d	FNMA	6.210	08/06/38	Aaa	1,193,685
2,000,000		Private Export Funding Corp	5.340	03/15/06	NR	2,010,888

		TOTAL AGENCY SECURITIES				420,124,898

FOREIGN GOVERNMENT BONDS - 2.81%
1,500,000		Asian Development Bank/Pasig (Sr Unsub Note)	4.125	09/15/10	Aaa	1,481,011
280,000		Canada Government International Bond	6.750	08/28/06	Aaa	286,086
410,000		Chile Government International Bond	5.500	01/15/13	Baa1	427,728
1,650,000	h,v	China Development Bank	5.000	10/15/15	A2	1,643,070
6,000,000		Egypt Government AID Bonds	4.450	09/15/15	Aaa	5,918,029
750,000		European Investment Bank (Sr Note)	4.000	03/03/10	Aaa	737,398
2,500,000		Federal Republic of Germany	3.875	06/01/10	Aaa	2,454,043
900,000		Hokkaido Tohoku Development Finance Public Corp	4.250	06/09/15	Aaa	870,705
280,000		Inter-American Development Bank	6.125	03/08/06	Aaa	282,455
500,000		Inter-American Development Bank	4.375	09/20/12	Aaa	494,471
3,000,000		International Finance Corp (Unsub Note)	3.750	06/30/09	Aaa	2,940,651
2,000,000		Italy Government International Bond	4.500	01/21/15	Aa2e	1,954,104
410,000		Korea Development Bank	5.750	09/10/13	A3	429,237
410,000		Mexico Government International Bond	6.375	01/16/13	Baa1	436,650
966,000		Mexico Government International Bond	5.875	01/15/14	Baa1	998,844
550,000		Mexico Government International Bond	8.300	08/15/31	Baa1	688,050
1,500,000		Mexico Government International Bond	6.750	09/27/34	Baa1	1,597,500
5,000,000		Province of Manitoba Canada	4.450	04/12/10	Aa2	4,993,478
1,500,000		Province of Ontario	4.500	02/03/15	Aa2	1,478,793
550,000		Province of Ontario (Sr Unsub Note)	5.500	10/01/08	Aa2	565,957
2,500,000		Province of Ontario (Unsecured Note)	2.650	12/15/06	Aa2	2,450,167
1,380,000		Province of Quebec Canada	5.000	07/17/09	A1	1,401,720
1,800,000		Province of Quebec Canada	4.600	05/26/15	A1	1,769,899
1,380,000		Province of Quebec Canada (Deb)	7.500	09/15/29	A1	1,829,206
2,000,000		Province of Saskatchewan Canada (Deb)	7.375	07/15/13	Aa2	2,354,250
550,000		TransCanada Pipelines Ltd	4.000	06/15/13	A2	518,248

		TOTAL FOREIGN GOVERNMENT BONDS				41,001,750

MORTGAGE BACKED SECURITIES - 26.96%
3,703,668		Federal Home Loan Mortgage Corp (FHLMC)	6.000	04/15/30		3,720,050
2,356,578		FHLMC	6.000	12/15/30		2,389,408
10,000,000	h	Federal Home Loan Mortgage Corp Gold (FGLMC)	5.000	11/14/05		9,771,880
134,370		FGLMC	7.500	01/01/16		141,888
9,862		FGLMC	7.500	05/01/16		10,414
12,710		FGLMC	7.500	06/01/16		13,420
2,429,330		FGLMC	5.000	05/01/18		2,424,654
2,441,175		FGLMC	5.000	06/01/18		2,436,476
5,212,250		FGLMC	4.500	09/01/18		5,112,989
5,569,209		FGLMC	4.500	01/01/19		5,457,469
132,175		FGLMC	7.000	10/01/20		138,521

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Bond Fund

				MATURITY
PRINCIPAL			RATE	DATE	VALUE

$ 17,380		FGLMC	6.500	10/01/28	$17,934
198,053	d	FGLMC	6.500	01/01/29	204,362
31,301		FGLMC	6.500	03/01/29	32,298
129,002		FGLMC	6.500	07/01/29	133,072
59,112		FGLMC	8.000	01/01/31	63,061
223,327	d	FGLMC	6.500	09/01/31	230,035
222,106		FGLMC	8.000	09/01/31	236,843
27,861		FGLMC	7.000	10/01/31	29,115
1,726,367		FGLMC	7.000	12/01/31	1,804,026
7,287,037	d	FGLMC	5.000	09/01/33	7,148,766
3,593,232		FGLMC	5.500	09/01/33	3,596,984
3,838,594		FGLMC	5.500	09/01/33	3,842,602
2,949,986		FGLMC	5.500	09/01/33	2,953,066
4,122,568		FGLMC	6.000	09/01/33	4,194,940
4,563,234		FGLMC	5.500	10/01/33	4,567,998
1,251,860		FGLMC	6.000	11/01/33	1,273,837
1,137,265		FGLMC	6.500	11/01/33	1,169,453
14,129,486		FGLMC	5.500	12/01/33	14,147,050
21,316,563		FGLMC	5.000	01/01/34	20,912,082
1,879,691		FGLMC	5.500	12/01/34	1,880,793
8,800,787		FGLMC	4.500	04/01/35	8,382,468
12,000,000	h	Federal National Mortgage Association (FNMA)	6.000	10/13/05	12,198,744
11,000,000	h	FNMA	6.500	10/13/05	11,319,682
13,000,000	h	FNMA	4.000	10/18/05	12,504,375
5,000,000	h	FNMA	4.500	10/18/05	4,895,310
26,000,000	h	FNMA	5.500	10/18/05	26,373,750
10,000,000	h	FNMA	6.000	10/18/05	10,281,250
90,793		FNMA	6.000	09/01/13	93,409
73,204		FNMA	6.500	12/01/13	75,770
39,921		FNMA	6.000	06/01/14	41,078
8,842		FNMA	6.500	07/01/14	9,152
6,921,267		FNMA	4.640	11/01/14	6,818,736
148,494		FNMA	6.500	10/01/16	153,601
1,126,434	d	FNMA	6.500	11/01/16	1,165,169
835,494	d	FNMA	6.500	04/01/17	864,262
1,087,193		FNMA	6.000	11/01/17	1,118,507
844,809		FNMA	6.000	02/01/18	869,154
838,103		FNMA	5.500	04/01/18	850,567
237,902		FNMA	5.500	05/01/18	241,440
3,328,154		FNMA	4.500	10/01/18	3,264,810
7,486,194	d	FNMA	5.000	11/01/18	7,471,649
529,120		FNMA	6.000	01/01/19	542,478
791,258		FNMA	4.500	05/01/19	775,382
1,596,553		FNMA	5.000	11/01/23	1,576,947
1,456,340		FNMA	5.500	02/01/24	1,465,747
825,845		FNMA	5.500	07/01/24	830,806
8,171		FNMA	8.000	07/01/24	8,757
10,026,304		FNMA	5.000	03/01/25	9,895,311
4,882		FNMA	7.500	01/01/29	5,181
15,694		FNMA	6.500	04/01/29	16,205
18,174		FNMA	7.500	07/01/29	19,249
3,902		FNMA	7.500	07/01/29	4,133

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Bond Fund

MATURITY
PRINCIPAL	RATE	DATE	VALUE

$ 9,606		FNMA	7.500	02/01/31	$10,168
35,372		FNMA	7.500	03/01/31	37,441
20,452		FNMA	7.500	05/01/31	21,648
267,771		FNMA	6.500	06/01/31	276,047
31,532		FNMA	6.500	09/01/31	32,507
27,765		FNMA	6.500	10/01/31	28,624
193,202		FNMA	6.500	11/01/31	199,173
319,696		FNMA	6.000	01/01/32	325,236
5,243,364		FNMA	5.000	02/01/33	5,146,536
903,670		FNMA	5.000	02/01/33	886,728
1,313,896		FNMA	5.500	07/01/33	1,314,506
2,504,388		FNMA	4.500	08/01/33	2,392,518
2,088,534		FNMA	5.000	08/01/33	2,049,379
1,785,105		FNMA	5.500	09/01/33	1,785,934
2,417,080		FNMA	5.500	09/01/33	2,418,202
4,243,583		FNMA	4.500	10/01/33	4,054,022
2,423,952		FNMA	5.000	10/01/33	2,378,508
2,305,829		FNMA	5.000	10/01/33	2,262,600
6,049,496		FNMA	5.500	10/01/33	6,052,304
5,002,051		FNMA	5.500	10/01/33	5,004,372
8,940,337	d	FNMA	5.500	10/01/33	8,944,486
17,517,279		FNMA	5.000	11/01/33	17,188,866
6,658,465	d	FNMA	5.500	12/01/33	6,661,555
2,351,492		FNMA	6.000	01/01/34	2,391,179
1,178,813		FNMA	5.000	03/01/34	1,156,713
2,358,478		FNMA	5.000	03/01/34	2,314,261
867,432		FNMA	5.000	03/01/34	851,170
774,237		FNMA	5.000	03/01/34	759,723
6,074,683		FNMA	4.350	03/25/34	5,883,860
6,579,964		FNMA	5.000	04/01/34	6,450,425
10,381,170		FNMA	5.500	04/01/34	10,385,988
738,083		FNMA	6.500	07/01/34	759,727
2,001,416		FNMA	6.500	08/01/34	2,060,106
2,439,286		FNMA	6.000	11/01/34	2,480,591
7,346,276		FNMA	5.000	12/01/34	7,201,650
1,923,048		FNMA	5.500	01/01/35	1,923,187
4,605,788		FNMA	5.500	02/01/35	4,606,120
18,251,991		FNMA	5.000	02/25/35	18,218,791
4,512,846		FNMA	6.000	05/01/35	4,589,285
498,547	h	FNMA	7.500	06/01/35	527,587
6,000,000	h	Government National Mortgage Association (GNMA)	5.500	10/20/05	6,054,372
926		GNMA	7.000	01/15/28	976
5,223		GNMA	7.000	02/15/28	5,499
17,267		GNMA	6.500	05/15/28	18,007
4,152		GNMA	7.000	06/15/28	4,372
7,371		GNMA	7.000	06/15/28	7,761
132,859		GNMA	6.500	09/15/28	138,546
24,938		GNMA	6.500	09/15/28	26,006
57,810		GNMA	6.500	11/15/28	60,285
11,850		GNMA	7.500	11/15/28	12,596
23,539		GNMA	7.500	07/15/29	25,008
5,838		GNMA	8.500	07/15/30	6,343

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Bond Fund

				MATURITY
PRINCIPAL			RATE	DATE	VALUE

$ 4,003		GNMA	8.500	07/15/30	$4,350
51,801		GNMA	8.500	10/15/30	56,275
90,205		GNMA	8.500	10/20/30	97,635
8,162		GNMA	8.500	11/15/30	8,867
10,289		GNMA	8.500	12/15/30	11,178
18,138		GNMA	7.000	06/20/31	18,986
56,077		GNMA	6.500	07/15/31	58,364
59,246		GNMA	7.000	07/15/31	62,312
69,167		GNMA	7.000	07/15/31	72,746
198,429		GNMA	7.500	02/15/32	210,693
7,791		GNMA	6.500	03/15/33	8,107
5,116,928		GNMA	5.500	09/15/33	5,168,804
14,425,290		GNMA	5.000	03/20/35	14,238,209

		TOTAL MORTGAGE BACKED SECURITIES			392,596,585

U.S. TREASURY SECURITIES - 14.79%
69,000,000		United States Treasury Bond	8.000	11/15/21	95,539,468
13,032,000		United States Treasury Bond	5.375	02/15/31	14,608,089
5,956,400	k	United States Treasury Inflation Indexed Bond	3.875	01/15/09	6,465,494
425,000		United States Treasury Note	4.625	05/15/06	426,487
1,200,000		United States Treasury Note	2.750	06/30/06	1,188,708
24,390,000		United States Treasury Note	2.375	08/15/06	24,036,833
450,000		United States Treasury Note	2.500	09/30/06	442,953
21,925,000		United States Treasury Note	2.625	11/15/06	21,565,869
1,140,000		United States Treasury Note	3.000	12/31/06	1,123,892
1,650,000		United States Treasury Note	2.250	02/15/07	1,608,354
21,000,000		United States Treasury Note	3.625	04/30/07	20,824,021
1,900,000		United States Treasury Note	2.750	08/15/07	1,852,082
550,000		United States Treasury Note	3.000	11/15/07	537,169
700,000		United States Treasury Note	3.375	02/15/08	687,407
7,350,000		United States Treasury Note	3.750	05/15/08	7,271,869
350,000		United States Treasury Note	4.125	08/15/08	349,507
4,000,000		United States Treasury Note	3.125	09/15/08	3,883,080
550,000		United States Treasury Note	5.750	08/15/10	586,690
11,850,000		United States Treasury Note	3.875	09/15/10	11,683,389
650,000		United States Treasury Note	5.000	02/15/11	674,011

		TOTAL U.S. TREASURY SECURITIES			215,355,372

		TOTAL GOVERNMENT BONDS			1,069,078,605
		(Cost $1,075,798,358)

	TOTAL BONDS			1,426,905,221
	(Cost $1,434,246,676)

SHORT-TERM INVESTMENTS - 8.34%

COMMERCIAL PAPER - 3.81%
1,050,000	Barclays U.S. Funding Corp	3.720	11/28/05	1,043,732

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Bond Fund

				MATURITY
PRINCIPAL			RATE	DATE	VALUE

$ 5,000,000	c,d	Ciesco Lp	3.670	11/07/05	$4,981,450
595,000	c	Dorada Finance, Inc	3.720	11/18/05	592,084
5,000,000	c,d	Edison Asset Securitization, LLC	3.450	10/04/05	4,999,450
5,000,000	c	Govco, Inc	3.790	12/12/05	4,961,900
5,000,000	c,d	Grampian Funding LLC	3.440	10/05/05	4,998,950
5,000,000	c	Links Finance LLC	3.760	11/09/05	4,980,350
2,300,000		Paccar Financial Corp	3.640	11/03/05	2,292,548
5,000,000	c	Park Avenue Receivables Corp	3.690	10/07/05	4,997,850
3,390,000	c	Preferred Receivables Funding	3.650	10/14/05	3,386,034
5,000,000		Rabobank USA Finance Corp	3.870	10/03/05	4,998,387
5,000,000		Shell International Finance	3.630	10/12/05	4,995,300
3,210,000		UBS Finance, (Delaware), Inc	3.360	10/03/05	3,210,000
5,000,000	c,d	Yorktown Capital, LLC	3.690	10/11/05	4,995,800

		TOTAL COMMERCIAL PAPER			55,433,835

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 4.53%
11,375,000		Federal Home Loan Bank (FHLB)	3.180	10/03/05	11,375,000
17,065,000		FHLB	3.620	10/14/05	17,046,228
15,370,000		FHLB	3.465	10/21/05	15,342,334
15,000,000		Federal Home Loan Mortgage Corp (FHLMC)	3.560	10/11/05	14,988,000
7,240,000	d	Federal National Mortgage Association (FNMA)	3.340	11/23/05	7,202,280

		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES			65,953,842

		TOTAL SHORT-TERM INVESTMENTS			121,387,677
		(Cost $121,371,297)

		TOTAL PORTFOLIO - 106.34%			1,548,292,898
		(Cost $1,555,617,973)

		OTHER ASSETS & LIABILITIES, NET - (6.34%)			(92,361,867)

		NET ASSETS - 100.00%			$1,455,931,031

	c	Commercial Paper issued under the Private Placement exemption under Section 4(2) of the Securities Act of 1933.
	d	All or a portion of these securities have been segregated by the custodian to cover securities purchased on a delayed delivery basis.
	g	Security is exempt from registration under Rule 144 (A) of the Securities Act of 1933 and may be resold in transactions exempt
		from registration to qualified institutional buyers.
		At September 30, 2005, the value of these securities amounted to $22,253,180 or 1.53% of net assets.
	h	These securities were purchased on a delayed delivery basis.
	k	Principal amount for interest accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
	v	Security valued at fair value.
	+	As provided by Moody's Investors Service (Unaudited).

		For ease of presentation,we have grouped a number of industry classification categories together in the
		Statement of Investments. Note that the Funds use more specific industry categories in following
		their investment limitations on industry concentration.

At September 30, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $1,555,855,796.
Net unrealized depreciation of portfolio investments aggregated $7,562,898 of which $6,289,293 related to appreciated
		portfolio investments and $13,852,191 related to depreciated portfolio investments.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Inflation-Linked Bond Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
INFLATION-LINKED BOND FUND
STATEMENT OF INVESTMENTS
September 30, 2005

				MATURITY
PRINCIPAL			RATE	DATE	VALUE

GOVERNMENT BONDS - 99.39%
U.S. TREASURY SECURITIES - 99.39%
$ 21,413,133	k	United States Treasury Inflation Indexed Bonds	3.375	01/15/07	$22,152,529
22,837,832	k	United States Treasury Inflation Indexed Bonds	3.625	01/15/08	24,183,210
20,680,629	k	United States Treasury Inflation Indexed Bonds	3.875	01/15/09	22,448,203
14,805,581	k	United States Treasury Inflation Indexed Bonds	4.250	01/15/10	16,568,334
26,142,813	k	United States Treasury Inflation Indexed Bonds	0.875	04/15/10	25,485,060
15,154,084	k	United States Treasury Inflation Indexed Bonds	3.500	01/15/11	16,696,921
8,389,605	k	United States Treasury Inflation Indexed Bonds	3.375	01/15/12	9,295,431
28,615,511	k	United States Treasury Inflation Indexed Bonds	3.000	07/15/12	31,155,138
28,587,822	k	United States Treasury Inflation Indexed Bonds	1.875	07/15/13	28,987,481
26,840,693	k	United States Treasury Inflation Indexed Bonds	2.000	01/15/14	27,421,258
24,035,585	k	United States Treasury Inflation Indexed Bonds	2.000	07/15/14	24,570,618
24,325,946	k	United States Treasury Inflation Indexed Bonds	1.625	01/15/15	24,054,712
12,053,076	k	United States Treasury Inflation Indexed Bonds	1.875	07/15/15	12,169,871
32,653,778	k	United States Treasury Inflation Indexed Bonds	2.375	01/15/25	34,990,483
22,044,742	k	United States Treasury Inflation Indexed Bonds	3.625	04/15/28	28,899,334
25,485,885	k	United States Treasury Inflation Indexed Bonds	3.875	04/15/29	34,943,443
7,143,387	k	United States Treasury Inflation Indexed Bonds	3.375	04/15/32	9,461,631

		TOTAL U.S. TREASURY SECURITIES			393,483,657

		TOTAL GOVERNMENT BONDS
		(Cost $387,085,459)			393,483,657

SHORT-TERM INVESTMENTS - 0.06%
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 0.06%
240,000		Federal Home Loan Bank (FHLB), 3.180%, 10/03/05			240,000

		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES			240,000

		TOTAL SHORT-TERM INVESTMENTS			240,000
		(Cost $239,958)

		TOTAL PORTFOLIO - 99.45%
		(Cost $387,325,417)			393,723,657
		OTHER ASSETS & LIABILITIES, NET - 0.55%			2,188,795

		NET ASSETS - 100.00%			$395,912,452

	k	Principal amount for interest accrual purposes is periodically adjusted based on changes in the
		Consumer Price Index.

		For ease of presentation, we have grouped a number of industry classification categories together in
		the Statement of Investments. Note that the Funds use more specific industry categories in following
		their investment limitations on industry concentration.

		At September 30, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $390,387,840.
		Net unrealized appreciation of portfolio investments aggregated $3,335,817 of which $6,807,312 related to appreciated
		portfolio investments and $3,471,495 related to depreciated portfolio investments.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Money Market Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
MONEY MARKET FUND
STATEMENT OF INVESTMENTS
September 30, 2005

				MATURITY
PRINCIPAL			RATE	DATE	VALUE

SHORT-TERM INVESTMENTS - 100.00%
CERTIFICATES OF DEPOSIT - 19.04%
$ 2,000,000		Abbey National Plc	3.860	11/29/05	$2,000,032
3,000,000		ABN Amro Bank N.V.	3.650	10/21/05	3,000,017
2,575,000		ABN Amro Bank N.V.	3.830	11/28/05	2,575,041
4,620,000		American Express Centurion Bank	3.480	10/05/05	4,620,005
1,000,000		Deutsche Bank	3.510	10/12/05	1,000,003
2,000,000		National City Corp	3.540	10/18/05	1,999,991
1,500,000		PNC Bank, NA	3.610	12/30/05	1,500,036
3,120,000		Rabobank	3.880	12/02/05	3,120,000
5,000,000		Regions Bank (Alabama)	3.710	11/08/05	5,000,000
4,135,000		Societe Generale	3.860	12/27/05	4,135,000
3,000,000		Toronto Dominion Bank	3.460	11/28/05	3,000,000
4,405,000		Wells Fargo	3.650	10/14/05	4,405,000
1,830,000		Wells Fargo	3.690	10/24/05	1,830,000

		TOTAL CERTIFICATES OF DEPOSIT			38,185,125

COMMERICAL PAPER - 77.10%
1,000,000		ABN Amro North America Finance, Inc	3.525	10/20/05	998,140
1,535,000		American Honda Finance Corp	3.640	10/18/05	1,532,354
3,300,000		American Honda Finance Corp	3.590	10/19/05	3,294,076
2,015,000		American Honda Finance Corp	3.680	10/28/05	2,009,439
1,000,000		Barclays U.S. Funding Corp	3.500	10/03/05	999,806
2,000,000		Barclays U.S. Funding Corp	3.850	12/14/05	1,984,172
2,000,000		Barclays U.S. Funding Corp	3.700	12/27/05	1,982,117
1,905,000	c	Beta Finance, Inc	3.780	10/31/05	1,898,999
3,000,000	c	Beta Finance, Inc	3.680	11/07/05	2,988,653
1,000,000	c	Beta Finance, Inc	3.870	01/20/06	988,067
370,000	c	CC (USA), Inc	3.435	10/03/05	369,929
4,180,000	c	CC (USA), Inc	3.635	10/17/05	4,173,182
500,000	c	CC (USA), Inc	3.890	02/15/06	492,598
4,705,000	c	Corporate Asset Funding Corp, Inc	3.620	10/13/05	4,699,323
2,200,000	c	Corporate Asset Funding Corp, Inc	3.790	11/15/05	2,189,767
1,540,000	c	Dorada Finance, Inc	3.720	11/15/05	1,532,878
1,000,000	c	Dorada Finance, Inc	3.410	11/23/05	994,980
2,000,000	c	Dorada Finance, Inc	3.900	01/23/06	1,975,300
2,755,000	c	Edison Asset Securitization, LLC	3.520	10/11/05	2,752,306
3,000,000	c	Edison Asset Securitization, LLC	3.710	11/17/05	2,985,469
2,500,000		Fcar Owner Trust I	3.610	10/06/05	2,498,747
1,000,000		Fcar Owner Trust I	3.680	11/09/05	996,013
820,000		Fcar Owner Trust I	3.730	11/15/05	816,177
3,000,000	c	Gannett Co, Inc	3.750	11/02/05	2,990,000
2,000,000		General Electric Capital Corp	3.630	10/21/05	1,995,967
3,000,000		General Electric Capital Corp	3.680	11/10/05	2,987,733
2,000,000	c	Govco, Inc	3.520	10/11/05	1,998,044
2,930,000	c	Govco, Inc	3.570	10/25/05	2,923,027
1,900,000	c	Govco, Inc	3.790	12/12/05	1,885,598
5,000,000	c	Grampian Funding LLC	3.740	01/09/06	4,948,056

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Money Market Fund

				MATURITY
PRINCIPAL			RATE	DATE	VALUE

$ 720,000		Greenwich Capital Holdings, Inc	3.700	11/07/05	$717,262
3,865,000	c	Harrier Finance Funding LLC	3.700	11/01/05	3,852,525
1,000,000	c	Harrier Finance Funding LLC	3.910	12/28/05	990,442
900,000		HBOS Treasury Services plc	3.750	11/14/05	895,875
2,500,000		HSBC Finance Corp	3.470	10/20/05	2,495,464
2,610,000		HSBC Finance Corp	3.760	11/29/05	2,593,917
6,000,000	c	IBM Capital, Inc	3.480	10/05/05	5,997,680
1,160,000	c	Kimberley-Clark Worldwide, Inc	3.590	10/12/05	1,158,728
2,720,000	c	Kitty Hawk Funding Corp	3.620	10/03/05	2,719,453
3,000,000	c	Kitty Hawk Funding Corp	3.775	10/24/05	2,992,803
1,000,000	c	Kitty Hawk Funding Corp	3.750	11/10/05	995,833
2,000,000	c	Links Finance LLC	3.740	11/22/05	1,989,196
3,000,000	c	Links Finance LLC	3.740	12/08/05	2,978,807
945,000		Paccar Financial Corp	3.640	11/03/05	941,847
3,720,000		Paccar Financial Corp	3.640	11/09/05	3,705,331
1,995,000		Paccar Financial Corp	3.670	11/10/05	1,986,887
1,446,000	c	Park Avenue Receivables Corp	3.620	10/03/05	1,445,708
4,785,000	c	Park Avenue Receivables Corp	3.830	11/21/05	4,759,037
4,470,000	c	Pepsico, Inc	3.730	10/27/05	4,457,958
3,081,000	c	Preferred Receivables Funding	3.620	10/04/05	3,080,099
3,000,000	c	Preferred Receivables Funding	3.750	10/26/05	2,992,188
2,285,000	c	Private Export Funding Corp	3.280	10/11/05	2,282,905
2,000,000	c	Private Export Funding Corp	3.420	11/16/05	1,991,260
1,195,000	c	Procter & Gamble Co	3.800	12/14/05	1,185,704
1,270,000		Rabobank USA Finance Corp	3.495	10/14/05	1,268,397
2,060,000		Rabobank USA Finance Corp	3.900	12/23/05	2,041,691
3,000,000	c	Ranger Funding Co LLC	3.640	10/12/05	2,996,700
945,000	c	Ranger Funding Co LLC	3.750	10/19/05	943,228
1,800,000		Royal Bank of Scotland plc	3.850	12/01/05	1,788,425
1,000,000	c	Scaldis Capital LLC	3.650	11/02/05	996,756
5,000,000	c	Sherwin-Williams Co	3.760	12/05/05	4,966,344
2,225,000	c	Sigma Finance, Inc	3.680	11/01/05	2,217,949
1,200,000		Societe Generale North America, Inc	3.850	12/12/05	1,190,874
1,635,000		Societe Generale North America, Inc	3.760	12/14/05	1,622,363
2,000,000		UBS Finance, (Delaware), Inc	3.360	10/03/05	1,999,627
2,180,000		UBS Finance, (Delaware), Inc	3.780	11/28/05	2,166,899
1,900,000		UBS Finance, (Delaware), Inc	3.860	12/21/05	1,883,680
1,370,000	c	Variable Funding Capital Corp	3.750	10/21/05	1,367,146
2,000,000	c	Variable Funding Capital Corp	3.760	11/04/05	1,992,898
1,104,000	c	Yorktown Capital, LLC	3.780	11/15/05	1,098,838

					154,629,641

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 2.36%
292,000	Federal Home Loan Bank Discount Notes	3.540	10/26/05	291,333
640,000	Federal Home Loan Bank Discount Notes	3.790	01/18/06	632,656
422,000	Federal Home Loan Bank Discount Notes	3.790	01/23/06	416,935
990,000	Freddie Mac Discount Notes	3.250	11/16/05	985,889
1,210,000	Fannie Mae Discount Notes	3.400	10/05/05	1,209,566
955,000	Fannie Mae Discount Notes	3.710	12/28/05	946,339
250,000	Fannie Mae Discount Notes	3.400	12/30/05	247,875

				4,730,593

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Money Market Fund

				MATURITY
PRINCIPAL			RATE	DATE	VALUE

VARIABLE NOTES - 1.50%
$ 3,000,000		US Bank NA	3.761	12/05/05	$3,000,249

		TOTAL VARIABLE NOTES			3,000,249

		TOTAL SHORT-TERM INVESTMENTS - 100.00%
		(Cost $200,545,608)			200,545,608

		TOTAL PORTFOLIO - 100.00%
		(Cost $200,545,608)			200,545,608
		OTHER ASSETS & LIABILITIES, NET - (0.00)%**			(635)

		NET ASSETS - 100.00%			$200,544,973

	**	Percentage represents less than (0.01)%.

	c	Commerical Paper issued under the Private Placement exemption under Section 4(2) of the Securities Act of
		1933, as amended.

		For ease of presentation, we have grouped a number of industry classification categories together in the
		Statement of investments. Note that the Funds use more specific industry categories in following their
		investment limitations on industry concentration.

		The cost of portfolio investments for federal income tax purposes is substantially the same as the
		amounts disclosed above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

     (a) Evaluation of disclosure controls and procedures. An evaluation was performed within 90 days from the date hereof under the supervision of the registrant’s management, including the principal executive officer and principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures. Based on that evaluation, the registrant’s management, including the principal executive officer and principal financial officer, concluded that the registrant’s disclosure controls and procedures were effective for this semi-annual reporting period.

     (b) Changes in internal controls. There were no changes in the registrant’s internal controls over financial reporting that occurred during the registrant's first fiscal half-year that materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

12(a)(2)(i) Section 302 certification of the principal executive officer (EX-99.CERT)
12(a)(2)(ii) Section 302 certification of the principal financial officer (EX-99.CERT)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS

Date: November 30, 2005	By:	s/ Bertram L. Scott

Bertram L. Scott
Executive Vice President

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: November 30, 2005	By:	s/ Bertram L. Scott

Bertram L. Scott
Executive Vice President
(principal executive officer)

Date: November 30, 2005	By:	s/ Russell Noles

Russell Noles
Vice President and Acting Chief Financial Officer,
Teachers Insurance and Annuity Association of America
(acting principal financial officer)

EXHIBIT INDEX

Item 12. Exhibits.

12(a)(2)(i) Section 302 certification of the principal executive officer (EX-99.CERT)

12(a)(2)(ii) Section 302 certification of the principal financial officer (EX-99.CERT)

12(b) Section 906 certification (EX-99.906CERT)